As filed with the U.S. Securities and Exchange Commission on February 27, 2026

File No. 002-73948
File No. 811-03258

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. __ [ ]
Post-Effective Amendment No. 266 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 268

(Check appropriate box or boxes.)

DFA INVESTMENT DIMENSIONS GROUP INC.
(Exact Name of Registrant as Specified in Charter)

6300 Bee Cave Road, Building One, Austin, TX  78746
(Address of Principal Executive Office)  (Zip Code)

Registrant’s Telephone Number, including Area Code  (512) 306-7400

Catherine L. Newell, Esquire, President and General Counsel
DFA Investment Dimensions Group Inc.,
6300 Bee Cave Road, Building One, Austin, TX  78746
(Name and Address of Agent for Service)

Please send copies of all communications to:

Jana L. Cresswell, Esquire
Brian Crowell, Esquire
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(215) 564-8048

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[X] on February 28, 2026 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on [Date] pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on [Date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Trustees and principal officers of The DFA Investment Trust Company and Dimensional Emerging Markets Value Fund also have executed this registration statement.

Titles of Securities Being Registered:

ASIA PACIFIC SMALL COMPANY PORTFOLIO
CONTINENTAL SMALL COMPANY PORTFOLIO
DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO
DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
DFA COMMODITY STRATEGY PORTFOLIO
DFA DIVERSIFIED FIXED INCOME PORTFOLIO
DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO
DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
DFA INTERNATIONAL GOVERNMENT FIXED INCOME PORTFOLIO
DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
DFA INVESTMENT GRADE PORTFOLIO
DFA LTIP PORTFOLIO
DFA MN MUNICIPAL BOND PORTFOLIO
DFA MUNICIPAL BOND PORTFOLIO
DFA MUNICIPAL REAL RETURN PORTFOLIO
DFA NY MUNICIPAL BOND PORTFOLIO
DFA OREGON MUNICIPAL BOND PORTFOLIO
DFA REAL ESTATE SECURITIES PORTFOLIO
DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO
DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
DFA SHORT-DURATION REAL RETURN PORTFOLIO
DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
DFA SHORT-TERM GOVERNMENT PORTFOLIO
DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
DFA SHORT-TERM SELECTIVE STATE MUNICIPAL BOND PORTFOLIO
DFA SOCIAL FIXED INCOME PORTFOLIO
DFA TARGETED CREDIT PORTFOLIO
DFA ONE-YEAR FIXED INCOME PORTFOLIO
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND
DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND
DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND
DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND
DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND
DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND
DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND
DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND
DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND
DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND
DIMENSIONAL 2065 TARGET DATE RETIREMENT INCOME FUND
DIMENSIONAL 2070 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL RETIREMENT INCOME FUND
DIMENSIONAL VA EQUITY ALLOCATION PORTFOLIO
DIMENSIONAL VA GLOBAL BOND PORTFOLIO
DIMENSIONAL VA GLOBAL MODERATE ALLOCATION PORTFOLIO
DIMENSIONAL VA INTERNATIONAL SMALL PORTFOLIO
DIMENSIONAL VA INTERNATIONAL VALUE PORTFOLIO
DIMENSIONAL VA SHORT-TERM FIXED PORTFOLIO
DIMENSIONAL VA U.S. LARGE VALUE PORTFOLIO
DIMENSIONAL VA U.S. TARGETED VALUE PORTFOLIO
DIMENSIONAL VIT INFLATION-PROTECTED SECURITIES PORTFOLIO
DIMENSIONAL WORLD EX U.S. SUSTAINABILITY TARGETED VALUE PORTFOLIO
EMERGING MARKETS CORE EQUITY 2 PORTFOLIO
EMERGING MARKETS PORTFOLIO
EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO
EMERGING MARKETS SMALL CAP PORTFOLIO
EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
EMERGING MARKETS TARGETED VALUE PORTFOLIO
EMERGING MARKETS VALUE PORTFOLIO
ENHANCED U.S. LARGE COMPANY PORTFOLIO
GLOBAL SMALL COMPANY PORTFOLIO
GLOBAL SOCIAL CORE EQUITY PORTFOLIO
INTERNATIONAL CORE EQUITY 2 PORTFOLIO
INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
INTERNATIONAL SMALL COMPANY PORTFOLIO
INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
INTERNATIONAL VECTOR EQUITY PORTFOLIO
JAPANESE SMALL COMPANY PORTFOLIO
LARGE CAP INTERNATIONAL PORTFOLIO
SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO
U.S. CORE EQUITY 1 PORTFOLIO
U.S. CORE EQUITY 2 PORTFOLIO
U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
U.S. LARGE CAP EQUITY PORTFOLIO
U.S. LARGE CAP GROWTH PORTFOLIO
U.S. LARGE CAP VALUE PORTFOLIO
U.S. MICRO CAP PORTFOLIO
U.S. SMALL CAP GROWTH PORTFOLIO
U.S. SMALL CAP PORTFOLIO
U.S. SMALL CAP VALUE PORTFOLIO
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
U.S. SUSTAINABILITY CORE 1 PORTFOLIO
U.S. SUSTAINABILITY TARGETED VALUE PORTFOLIO
U.S. TARGETED VALUE PORTFOLIO
U.S. VECTOR EQUITY PORTFOLIO
UNITED KINGDOM SMALL COMPANY PORTFOLIO
WORLD CORE EQUITY PORTFOLIO
WORLD EX U.S. CORE EQUITY PORTFOLIO
WORLD EX U.S. TARGETED VALUE PORTFOLIO
WORLD EX U.S. VALUE PORTFOLIO

This Post-Effective Amendment No. 266/268 to Registration File Nos. 002-73948/811-03258 includes the following:

1. FACING PAGE

2. CONTENTS PAGE

3. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s U.S. Large Cap Equity Portfolio, U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, U.S. Large Cap Growth Portfolio, and U.S. Small Cap Growth Portfolio series of shares

4. PART A – Prospectus relating to the ETF Class shares of the Registrant’s U.S. Large Cap Equity Portfolio, U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, U.S. Large Cap Growth Portfolio, and U.S. Small Cap Growth Portfolio series of shares

5. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s Enhanced U.S. Large Company Portfolio series of shares

6. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s U.S. Large Cap Value Portfolio series of shares

7. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s Large Cap International Portfolio, International Core Equity 2 Portfolio, Global Small Company Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Value Portfolio, Emerging Markets Targeted Value Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Core Equity 2 Portfolio and Emerging Markets ex China Core Equity Portfolio series of shares

8. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA International Government Fixed Income Portfolio, DFA Short-Term Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Duration Real Return Portfolio and DFA Global Core Plus Real Return Portfolio series of shares

9. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s DFA Municipal Real Return Portfolio, DFA California Municipal Real Return Portfolio, DFA Municipal Bond Portfolio, DFA Short-Term Municipal Bond Portfolio, DFA Intermediate-Term Municipal Bond Portfolio, DFA Selective State Municipal Bond Portfolio, DFA Short-Term Selective State Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, DFA California Intermediate-Term Municipal Bond Portfolio, DFA MN Municipal Bond Portfolio, DFA NY Municipal Bond Portfolio and DFA Oregon Municipal Bond Portfolio series of shares

10. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s World ex U.S. Targeted Value Portfolio series of shares

11. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio, Dimensional VA International Value Portfolio, Dimensional VA International Small Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA Global Bond Portfolio, Dimensional VIT Inflation-Protected Securities Portfolio, Dimensional VA Global Moderate Allocation Portfolio and Dimensional VA Equity Allocation Portfolio series of shares

12. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s U.S. Social Core Equity 2 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, Global Social Core Equity Portfolio and DFA Social Fixed Income Portfolio series of shares

13. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s U.S. Sustainability Core 1 Portfolio, U.S. Sustainability Targeted Value Portfolio, International Sustainability Core 1 Portfolio, Emerging Markets Sustainability Core 1 Portfolio, Dimensional World ex U.S. Sustainability Targeted Value Portfolio and DFA Global Sustainability Fixed Income Portfolio series of shares

14. PART A – Prospectus relating to the Class L10 shares of the Registrant’s VA Global Moderate Allocation Portfolio series of shares

15. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s DFA Commodity Strategy Portfolio series of shares

16. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s International Large Cap Growth Portfolio and International Small Cap Growth Portfolio series of shares

17. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s Dimensional Retirement Income Fund series of shares

18. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s Dimensional 2015 Target Date Retirement Income Fund, Dimensional 2020 Target Date Retirement Income Fund, and Dimensional 2025 Target Date Retirement Income Fund series of shares

19. PART A – Prospectus relating to the Institutional Class shares of the Registrant’s Dimensional 2030 Target Date Retirement Income Fund, Dimensional 2035 Target Date Retirement Income Fund, Dimensional 2040 Target Date Retirement Income Fund, Dimensional 2045 Target Date Retirement Income Fund, Dimensional 2050 Target Date Retirement Income Fund, Dimensional 2055 Target Date Retirement Income Fund, Dimensional 2060 Target Date Retirement Income Fund, Dimensional 2065 Target Date Retirement Income Fund, and Dimensional 2070 Target Date Retirement Income Fund series of shares

20. PART B – Statement of Additional Information relating to the Institutional Class shares of the Registrant’s U.S. Large Cap Equity Portfolio, U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, U.S. Large Cap Growth Portfolio, and U.S. Small Cap Growth Portfolio series of shares

21. PART B – Statement of Additional Information relating to the ETF Class shares of the Registrant’s U.S. Large Cap Equity Portfolio, U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, U.S. Large Cap Growth Portfolio, and U.S. Small Cap Growth Portfolio series of shares

22. PART B – Statement of Additional Information relating to the Institutional Class shares of the Registrant’s Enhanced U.S. Large Company Portfolio series of shares

23. PART B – Statement of Additional Information relating to the Institutional Class shares of the Registrant’s U.S. Large Cap Value Portfolio series of shares

24. PART B – Statement of Additional Information relating to the Institutional Class shares of the Registrant’s Large Cap International Portfolio, International Core Equity 2 Portfolio, Global Small Company Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Value Portfolio, Emerging Markets Targeted Value Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Core Equity 2 Portfolio and Emerging Markets ex China Core Equity Portfolio series of shares

25. PART B – Statement of Additional Information relating to the Institutional Class shares of the Registrant’s DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA International Government Fixed Income Portfolio, DFA Short-Term Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Duration Real Return Portfolio and DFA Global Core Plus Real Return Portfolio series of shares

26. PART B — Statement of Additional Information relating to the Institutional Class shares of the Registrant’s DFA Municipal Real Return Portfolio, DFA California Municipal Real Return Portfolio, DFA Municipal Bond Portfolio, DFA Short-Term Municipal Bond Portfolio, DFA Intermediate-Term Municipal Bond Portfolio, DFA Selective State Municipal Bond Portfolio, DFA Short-Term Selective State Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, DFA California Intermediate-Term Municipal Bond Portfolio, DFA MN Municipal Bond Portfolio, DFA NY Municipal Bond Portfolio and DFA Oregon Municipal Bond Portfolio series of shares

27. PART B — Statement of Additional Information relating to the Institutional Class shares of the Registrant’s World ex U.S. Targeted Value Portfolio series of shares

28. PART B — Statement of Additional Information relating to the Institutional Class shares of the Registrant’s Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio, Dimensional VA International Value Portfolio, Dimensional VA International Small Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA Global Bond Portfolio, Dimensional VIT Inflation-Protected Securities Portfolio, Dimensional VA Global Moderate Allocation Portfolio and Dimensional VA Equity Allocation Portfolio series of shares

29. PART B — Statement of Additional Information relating to the Institutional Class shares of the Registrant’s U.S. Social Core Equity 2 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, Global Social Core Equity Portfolio and DFA Social Fixed Income Portfolio series of shares

30. PART B – Statement of Additional Information relating to the Institutional Class shares of the Registrant’s U.S. Sustainability Core 1 Portfolio, U.S. Sustainability Targeted Value Portfolio, International Sustainability Core 1 Portfolio, Emerging Markets Sustainability Core 1 Portfolio, Dimensional World ex U.S. Sustainability Targeted Value Portfolio and DFA Global Sustainability Fixed Income Portfolio series of shares

31. PART B — Statement of Additional Information relating to the Class L10 shares of the Registrant’s VA Global Moderate Allocation Portfolio series of shares

32. PART B – Statement of Additional Information relating to the Institutional Class shares of the Registrant’s DFA Commodity Strategy Portfolio series of shares

33. PART B – Statement of Additional Information relating to the Institutional Class shares of the Registrant’s International Large Cap Growth Portfolio and International Small Cap Growth Portfolio series of shares

34. PART B – Statement of Additional Information relating to the Institutional Class shares of the Registrant’s Dimensional Retirement Income Fund series of shares

35. PART B – Statement of Additional Information relating to the Institutional Class shares of the Registrant’s Dimensional 2015 Target Date Retirement Income Fund, Dimensional 2020 Target Date Retirement Income Fund, and Dimensional 2025 Target Date Retirement Income Fund series of shares

36. PART B – Statement of Additional Information relating to the Institutional Class shares of the Dimensional 2030 Target Date Retirement Income Fund, Dimensional 2035 Target Date Retirement Income Fund, Dimensional 2040 Target Date Retirement Income Fund, Dimensional 2045 Target Date Retirement Income Fund, Dimensional 2050 Target Date Retirement Income Fund, Dimensional 2055 Target Date Retirement Income Fund, Dimensional 2060 Target Date Retirement Income Fund, Dimensional 2065 Target Date Retirement Income Fund, and Dimensional 2070 Target Date Retirement Income Fund series of shares

37. PART C – Other Information

38. SIGNATURES

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. INSTITUTIONAL CLASS SHARES

U.S.

U.S. Large Company Portfolio (DFUSX)	U.S. Core Equity 2 Portfolio (DFQTX)	DFA Real Estate Securities Portfolio (DFREX)
U.S. Large Cap Equity Portfolio (DUSQX)	U.S. Vector Equity Portfolio (DFVEX)	U.S. Large Cap Growth Portfolio (DUSLX)
U.S. Small Cap Value Portfolio (DFSVX)	U.S. Small Cap Portfolio (DFSTX)	U.S. Small Cap Growth Portfolio (DSCGX)
U.S. Targeted Value Portfolio (DFFVX)	U.S. Micro Cap Portfolio (DFSCX)
U.S. Core Equity 1 Portfolio (DFEOX)	U.S. High Relative Profitability Portfolio (DURPX)

This Prospectus describes the Institutional Class shares of each Portfolio which are for long-term investors and do not charge sales commissions or loads. The Institutional Class shares of each Portfolio are generally available only to Institutional Investors and clients of registered investment advisors.

In addition to the Institutional Class shares, which are mutual fund shares, each Portfolio may also offer ETF Class shares in a separate prospectus. ETF Class shares are listed on a national securities exchange and, unlike mutual fund shares, are not individually redeemable.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[THIS PAGE INTENTIONALLY LEFT BLANK]

U.S. Large Company Portfolio

Investment Objective

The U.S. Large Company Portfolio (the “Portfolio”) seeks, as its investment objective, to approximate the total investment return of the S&P 500® Index.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.06%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.09%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.08%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees of the Portfolio. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived up to thirty-six months after such fee waiver.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$8	$28	$50	$114

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 5% of the average value of its investment portfolio.

Principal Investment Strategies

The U.S. Large Company Portfolio generally invests in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. The S&P 500® Index comprises a broad and diverse

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group of stocks. For the Portfolio, Dimensional Fund Advisors LP (the ”Advisor”) considers the stocks that comprise the S&P 500® Index to be those of large companies. Under normal market conditions, at least 95% of the Portfolio’s net assets will be invested in the stocks that comprise the S&P 500® Index. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of large U.S. companies.

Ordinarily, portfolio companies will not be sold except to reflect additions or deletions of the companies that comprise the S&P 500® Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Portfolio’s shares. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index. In seeking to approximate the total investment return of the S&P 500® Index, the Advisor may also adjust the representation of securities in the Portfolio after considering such securities’ characteristics and other factors the Advisor determines to be appropriate.

The U.S. Large Company Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Large Company Portfolio may lend its portfolio securities to generate additional income.

The U.S. Large Company Portfolio intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the S&P 500® Index is diversified. The Portfolio may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. Should the Portfolio become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Portfolio crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.

About the S&P 500® Index: The Standard & Poor’s 500 Composite Stock Price Index® is market capitalization weighted (adjusted for free float). Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall. For information concerning S&P Global Ratings, a division of The McGraw Hill Companies (“S&P”), and disclaimers of S&P with respect to the U.S. Large Company Portfolio, see “Standard & Poor’s—Information and Disclaimers.”

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

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Non-Diversification Risk: In seeking to approximate the total investment return of the S&P 500® Index, the Portfolio may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. If the Portfolio becomes non-diversified, a change in the value of one or a few issuers’ securities will therefore affect the value of the Portfolio more than if it was a diversified fund. This may increase the Portfolio’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Portfolio’s performance.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

3

U.S. Large Company Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
20.55% 2020, Q2	-19.61% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Large Company Portfolio
Return Before Taxes	17.76%	14.33%	14.75%
Return After Taxes on Distributions	17.45%	13.31%	13.84%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.71%	11.24%	12.13%
S&P 500® Index[1]
(reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

1.	Copyright® 2025 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Joseph F. Hohn, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding

4

purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

5

U.S. Large Cap Equity Portfolio

Investment Objective

The investment objective of the U.S. Large Cap Equity Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.10%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.13%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$166

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Large Cap Equity Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Large Cap Equity Portfolio is designed to purchase a broad and diverse group of readily marketable equity securities of U.S. companies that the Advisor determines to be large capitalization companies within the U.S. Universe. A company’s market capitalization is the number of its shares outstanding times its price per share. The

6

Advisor generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization within the U.S. Universe or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company within the U.S. Universe, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible operating companies within the U.S. Universe. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may overweight certain securities, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large cap segment of the U.S. Universe. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may also increase or reduce the U.S. Large Cap Equity Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Large Cap Equity Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Large Cap Equity Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty,

7

liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

8

U.S. Large Cap Equity Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
21.60% 2020, Q2	-21.51% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Large Cap Equity Portfolio
Return Before Taxes	16.77%	13.62%	14.35%
Return After Taxes on Distributions	16.47%	12.77%	13.68%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.10%	10.70%	11.89%
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2013).

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding

9

purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

10

U.S. Small Cap Value Portfolio

Investment Objective

The investment objective of the U.S. Small Cap Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.31%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$32	$100	$174	$393

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 7% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Small Cap Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Small Cap Value Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of the readily marketable securities of U.S. small cap companies that the Advisor determines to be lower relative price stocks. A company’s market capitalization is the number of its shares

11

outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations.

The U.S. Small Cap Value Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Value Portfolio will invest at least 80% of its net assets in securities of small cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a small cap company would be below $16,768 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Small Cap Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Small Cap Value Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Small Cap Value Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment

12

strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

13

U.S. Small Cap Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
32.66% 2020, Q4	-39.02% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Small Cap Value Portfolio
Return Before Taxes	8.38%	13.76%	10.38%
Return After Taxes on Distributions	7.92%	12.49%	9.19%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.25%	10.79%	8.21%
Russell 2000® Value Index
(reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders

14

that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

15

U.S. Targeted Value Portfolio

Investment Objective

The investment objective of the U.S. Targeted Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.27%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.30%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.29%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$30	$95	$168	$380

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 10% of the average value of its investment portfolio.

16

Principal Investment Strategies

To achieve the U.S. Targeted Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Targeted Value Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of the readily marketable securities of U.S. small and mid-cap companies that the Advisor determines to be lower relative price stocks with higher profitability. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-and mid-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Targeted Value Portfolio will invest at least 80% of its net assets in securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, the Advisor considers for investment companies whose market capitalizations are generally smaller than the 500th largest U.S. company. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Based on market capitalization data as of December 31, 2025, the market capitalization of a company smaller than the 500th largest U.S. company would be below $15,092 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Targeted Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Targeted Value Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Targeted Value Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a

17

fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns

18

depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Targeted Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
32.77% 2020, Q4	-39.19% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Targeted Value Portfolio
Return Before Taxes	9.55%	13.60%	10.81%
Return After Taxes on Distributions	9.08%	12.59%	9.75%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.94%	10.70%	8.60%
Russell 2000® Value Index
(reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

19

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

20

U.S. Core Equity 1 Portfolio

Investment Objective

The investment objective of the U.S. Core Equity 1 Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.12%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.15%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 2% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Core Equity 1 Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Core Equity 1 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with moderately

21

increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 1 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Core Equity 1 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Core Equity 1 Portfolio also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Core Equity 1 Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

22

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

23

U.S. Core Equity 1 Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
22.16% 2020, Q2	-24.35% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Core Equity 1 Portfolio
Return Before Taxes	16.00%	13.41%	13.79%
Return After Taxes on Distributions	15.69%	12.79%	13.16%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.66%	10.60%	11.38%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

24

clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

25

U.S. Core Equity 2 Portfolio

Investment Objective

The investment objective of the U.S. Core Equity 2 Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.16%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.19%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.18%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$60	$106	$242

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 5% of the average value of its investment portfolio.

26

Principal Investment Strategies

To achieve the U.S. Core Equity 2 Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 2 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Core Equity 2 Portfolio also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Core Equity 2 Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and

27

mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

28

U.S. Core Equity 2 Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
22.39% 2020, Q2	-25.55% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Core Equity 2 Portfolio
Return Before Taxes	15.99%	13.38%	13.39%
Return After Taxes on Distributions	15.67%	12.67%	12.69%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.66%	10.55%	11.00%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

29

clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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U.S. Vector Equity Portfolio

Investment Objective

The investment objective of the U.S. Vector Equity Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.20%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.24%

[1]

The “Management Fee” and “Total Annual Fund Operating Expenses" have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.25% to 0.20% effective as of February 28, 2025.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Vector Equity Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

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The U.S. Vector Equity Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. operating companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with strongly increased exposure to smaller capitalization, lower relative price and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s strongly increased exposure to smaller capitalization, lower relative price and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe or by avoiding purchases in that segment of the market. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Vector Equity Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Vector Equity Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Vector Equity Portfolio also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Vector Equity Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

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Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

33

U.S. Vector Equity Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
24.23% 2020, Q4	-31.99% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Vector Equity Portfolio
Return Before Taxes	14.04%	12.33%	11.30%
Return After Taxes on Distributions	13.69%	11.36%	10.37%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.52%	9.64%	9.08%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

34

clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

35

U.S. Small Cap Portfolio

Investment Objective

The investment objective of the U.S. Small Cap Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.28%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.27%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$28	$89	$156	$355

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 5% of the average value of its investment portfolio.

36

Principal Investment Strategies

To achieve the U.S. Small Cap Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Small Cap Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of U.S. small cap companies. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Portfolio will invest at least 80% of its net assets in securities of small cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a small cap company would be below $16,768 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Small Cap Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Small Cap Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Small Cap Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a

37

fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns

38

shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Small Cap Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
28.70% 2020, Q4	-32.73% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Small Cap Portfolio
Return Before Taxes	8.07%	9.87%	10.00%
Return After Taxes on Distributions	7.78%	9.03%	9.10%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.96%	7.68%	7.97%
Russell 2000® Index
(reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

39

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

40

U.S. Micro Cap Portfolio

Investment Objective

The investment objective of the U.S. Micro Cap Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.38%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.42%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.41%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$42	$134	$234	$529

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 7% of the average value of its investment portfolio.

41

Principal Investment Strategies

To achieve the U.S. Micro Cap Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Micro Cap Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of the securities of U.S. micro cap companies. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the micro-cap segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Micro Cap Portfolio will invest at least 80% of its net assets in securities of U.S. micro cap companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for the purposes of the Portfolio, the Advisor considers micro cap companies to be companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a micro cap company would be below $6,819 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Micro Cap Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Micro Cap Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Micro Cap Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a

42

fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Micro Cap Company Risk: Securities of micro cap companies are generally less liquid than those of large companies and this could make it difficult to sell a micro cap company security at a desired time or price. As a result, micro cap company stocks may fluctuate relatively more in price over short and/or extended periods of time. In general, smaller capitalization companies, particularly micro cap companies, are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns

43

depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Micro Cap Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
30.59% 2020, Q4	-34.75% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Micro Cap Portfolio
Return Before Taxes	9.66%	10.97%	10.33%
Return After Taxes on Distributions	9.37%	9.93%	9.31%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.90%	8.54%	8.24%
Russell 2000® Index
(reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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U.S. High Relative Profitability Portfolio

Investment Objective

The investment objective of the U.S. High Relative Profitability Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.19%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.23%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.22%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$73	$129	$292

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 11% of the average value of its investment portfolio.

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Principal Investment Strategies

To achieve the U.S. High Relative Profitability Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. High Relative Profitability Portfolio is designed to purchase a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to have high profitability relative to other U.S. large cap companies at the time of purchase. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the large-cap high profitability segment of the U.S. market. The Portfolio’s increased exposure to such stocks may be achieved by overweighting and/or underweighting eligible stocks based on their market capitalization, relative price, and/or profitability characteristics. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. High Relative Profitability Portfolio will invest at least 80% of its net assets in securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. High Relative Profitability Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. High Relative Profitability Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio may invest in exchange-traded funds (“ETFs”) for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity.

The U.S. High Relative Profitability Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a

47

fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

48

U.S. High Relative Profitability Portfolio Institutional Class Shares —Total Returns

January 2018-December 2025

Highest Quarter	Lowest Quarter
19.66% 2020, Q2	-17.26% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
U.S. High Relative Profitability Portfolio
Return Before Taxes	12.81%	12.60%	14.48%	[1]
Return After Taxes on Distributions	12.51%	12.03%	13.97%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	7.77%	9.95%	11.95%	[1]
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.55%	[1]

1.	Since inception May 16, 2017.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

49

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

50

DFA Real Estate Securities Portfolio

Investment Objective

The investment objective of the DFA Real Estate Securities Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.17%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.21%
Fee Waiver and/or Expense Reimbursement[1]	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.18%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$65	$115	$265

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 6% of the average value of its investment portfolio.

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Principal Investment Strategies

To achieve the DFA Real Estate Securities Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions.

The DFA Real Estate Securities Portfolio, using a market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. The Portfolio will principally invest in equity securities of companies in certain real estate investment trusts (“REITs”) and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. The Portfolio invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, at least 80% of the DFA Real Estate Securities Portfolio’s net assets will be invested in securities of companies in the real estate industry. The Portfolio concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry. The Portfolio generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. The Portfolio will make equity investments in securities listed on a securities exchange in the United States that is deemed appropriate by the Advisor.

The DFA Real Estate Securities Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The DFA Real Estate Securities Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

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Risks of Concentrating in the Real Estate Industry: A fund that concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry will be exposed to the general risks of direct real estate ownership. The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, and tax and regulatory requirements. Also, the value of securities in the real estate industry may decline with changes in interest rates. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The performance of a fund may be materially different from the broad equity market.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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DFA Real Estate Securities Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
17.88% 2023, Q4	-23.06% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Real Estate Securities Portfolio
Return Before Taxes	1.51%	4.86%	5.54%
Return After Taxes on Distributions	0.58%	3.70%	4.25%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.11%	3.47%	3.90%
Dow Jones U.S. Select REIT Index
(reflects no deduction for fees, expenses or taxes)	3.67%	6.65%	4.81%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders

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that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account. See “Dividends, Capital Gains Distributions and Taxes—Tax Considerations” in the Portfolio’s Prospectus for special tax considerations with respect to the Portfolio.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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U.S. Large Cap Growth Portfolio

Investment Objective

The investment objective of the U.S. Large Cap Growth Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.15%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.18%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 10% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Large Cap Growth Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Large Cap Growth Portfolio is designed to purchase a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to have high profitability and high relative prices compared to other U.S. large cap companies at the time of purchase. A company’s market capitalization is the

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number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. Securities are considered higher relative price (growth) stocks primarily because a company’s shares have a high price in relation to their book value (a “price to book ratio”) when compared with other U.S. large cap companies. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap growth segment of the U.S. market. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price or profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Large Cap Growth Portfolio will invest at least 80% of its net assets in securities of large cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Large Cap Growth Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Large Cap Growth Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Large Cap Growth Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Growth Investment Risk: Growth stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to

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the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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U.S. Large Cap Growth Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025
Highest Quarter	Lowest Quarter
21.45% 2020, Q2	-16.69% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Large Cap Growth Portfolio
Return Before Taxes	12.62%	13.29%	15.01%
Return After Taxes on Distributions	12.37%	12.28%	14.17%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.63%	10.38%	12.41%
Russell 1000® Growth Index
(reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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U.S. Small Cap Growth Portfolio

Investment Objective

The investment objective of the U.S. Small Cap Growth Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.31%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$32	$100	$174	$393

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 18% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Small Cap Growth Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Small Cap Growth Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of U.S. small cap companies that the Advisor determines to have high profitability and high relative prices compared to other U.S. small cap companies at the time of purchase.

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A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. Securities are considered higher relative price (growth) stocks primarily because a company’s shares have a high price in relation to their book value (a “price to book ratio”) when compared with other U.S. small cap companies. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap growth segment of the U.S. market. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Growth Portfolio will invest at least 80% of its net assets in securities of small cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a small cap company would be below $16,768 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Small Cap Growth Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Small Cap Growth Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Small Cap Growth Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

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Growth Investment Risk: Growth stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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U.S. Small Cap Growth Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025
Highest Quarter	Lowest Quarter
27.16% 2020, Q2	-30.33% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Small Cap Growth Portfolio
Return Before Taxes	5.95%	8.65%	10.53%
Return After Taxes on Distributions	5.79%	7.96%	9.90%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.62%	6.71%	8.54%
Russell 2000® Growth Index
(reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	9.57%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objectives and Policies

The two investment companies described in this Prospectus offer a variety of investment portfolios. Each Portfolio has its own investment objective and policies, and is the equivalent of a separate investment company. The U.S. Large Company Portfolio is offered by Dimensional Investment Group Inc. The other Portfolios contained in this Prospectus are offered by DFA Investment Dimensions Group Inc. DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. are collectively referred to herein as the “Fund.” The Portfolios described in this Prospectus are designed for long-term investors. Each Portfolio's Institutional Class shares are described in this Prospectus and are a conventional mutual fund share class. In addition to the Institutional Class shares, each Portfolio may also offer ETF Class shares in a separate prospectus. ETF Class shares are listed on a national securities exchange and, unlike mutual fund shares, are not individually redeemable.

INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Portfolios.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

U.S. Large Company Portfolio

U.S. Large Company Portfolio seeks, as its investment objective, to approximate the total investment return of the S&P 500® Index. The U.S. Large Company Portfolio generally invests in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index.

Ordinarily, portfolio companies will not be sold except to reflect additions or deletions of the companies that comprise the S&P 500® Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Portfolio’s shares.

The U.S. Large Company Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the U.S. Large Company Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

For information concerning S&P Global Ratings, a division of The McGraw Hill Companies (“S&P”), and disclaimers of S&P with respect to the U.S. Large Company Portfolio, see “Standard & Poor’s—Information and Disclaimers.”

Standard & Poor’s—Information and Disclaimers. The U.S. Large Company Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the U.S. Large Company Portfolio or any member of the public regarding the advisability of investing in securities generally or in the U.S. Large Company Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the U.S. Large Company Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without

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regard to the U.S. Large Company Portfolio. S&P has no obligation to take the needs of the U.S. Large Company Portfolio or their respective owners into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the U.S. Large Company Portfolio or the issuance or sale of the U.S. Large Company Portfolio or in the determination or calculation of the equation by which the U.S. Large Company Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the U.S. Large Company Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

U.S. Large Cap Equity Portfolio

The investment objective of the U.S. Large Cap Equity Portfolio is to achieve long-term capital appreciation. Ordinarily, the U.S. Large Cap Equity Portfolio purchases a broad and diverse group of readily marketable equity securities of U.S. companies that the Advisor determines to be large capitalization companies within the U.S. Universe. The Advisor generally defines the U.S. Universe as a market capitalization weighted set of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Market capitalization weighted means that a company’s weighting in the U.S. Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. In addition, the Advisor may consider a company’s size, relative price, and/or profitability relative to other eligible companies when making investment decisions for the U.S. Large Cap Equity Portfolio. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may also adjust the representation in the U.S. Large Cap Equity Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate.

On not less than a semi-annual basis, the Advisor reviews total market capitalization to determine those companies whose stock may be eligible for investment. Generally, the U.S. Large Cap Equity Portfolio does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. The Portfolio may sell portfolio securities when the issuer’s market capitalization falls below that of the issuer with the minimum market capitalization that is then eligible for purchase by the Portfolio.

The total market capitalization range used by the Advisor for the U.S. Large Cap Equity Portfolio, as described above, generally applies at the time of purchase. The Portfolio is not required to dispose of a security if the security’s issuer is no longer within the total market capitalization range criteria. Securities that do meet the market capitalization criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions—All Portfolios.”

The U.S. Large Cap Equity Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment

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of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio

The investment objective of each of the U.S. Small Cap Value Portfolio and the U.S. Targeted Value Portfolio (the “U.S. Value Portfolios”) is to achieve long-term capital appreciation. The U.S. Targeted Value Portfolio and the U.S. Small Cap Value Portfolio generally will pursue their investment objective by investing directly in securities of U.S. companies. Ordinarily the U.S. Small Cap Value Portfolio will invest its assets in a broad and diverse group of readily marketable securities of U.S. companies which the Advisor determines to be lower relative price stocks at the time of purchase. The U.S. Targeted Value Portfolio invests its assets in a broad and diverse group of readily marketable securities of U.S. companies that the Advisor determines to be lower relative price stocks with higher profitability at the time of purchase. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value (a “price to book ratio”). In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

With respect to the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio, the Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. A Portfolio will generally not exclude more than 5% of the eligible U.S. small capitalization company universe based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that a Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

The U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio will purchase securities that are listed on the U.S. national securities exchanges. Each of the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio uses a market capitalization weighted approach. See “Market Capitalization Weighted Approach” in this Prospectus.

On not less than a semi-annual basis, for each of the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio, the Advisor calculates price to book ratios and reviews total market capitalization to determine those companies whose stock may be eligible for investment.

Generally, the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

Each of the U.S. Targeted Value Portfolio and the U.S. Small Cap Value Portfolio may sell portfolio securities when the issuer’s market capitalization increases to a level that exceeds that of the issuer with the largest market capitalization that is then eligible for investment by that Portfolio.

In addition, the U.S. Targeted Value Portfolio and the U.S. Small Cap Value Portfolio may also sell portfolio securities in the same circumstances, however, each of these funds may retain securities of issuers with relatively smaller market capitalizations for longer periods, despite a decrease in the issuers’ price to book ratios.

The total market capitalization ranges, and the value criteria used by the Advisor for the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio, as described above, generally apply at the time of purchase by the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio. The U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio are not required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions—All Portfolios” in this Prospectus.

The U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio each may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the U.S. Small Cap Value Portfolio and U.S.

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Targeted Value Portfolio each may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio

The investment objective of the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio (the “U.S. Core Portfolios”) and U.S. Vector Equity Portfolio is to achieve long-term capital appreciation.

The U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio and the U.S. Vector Equity Portfolio each seeks to achieve its investment objective by purchasing a broad and diverse group of equity securities within a market capitalization weighted universe of U.S. companies (the “U.S. Universe”). Each Portfolio invests in companies of all sizes, with moderately (with respect to the U.S Core Equity 1 Portfolio), meaningfully (with respect to the U.S Core Equity 2 Portfolio), and strongly (with respect to the U.S Vector Equity Portfolio) increased exposure to smaller capitalization, lower relative price, and higher profitability companies relative to the U.S. Universe. For the U.S. Core Portfolios and U.S. Vector Equity Portfolio, the Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. Market capitalization weighted means that a company’s weighting in the U.S. Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. The higher the company’s relative market capitalization, the greater its representation. Increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of a Portfolio’s assets to larger capitalization, higher relative price or lower profitability companies relative to their weight in the U.S. Universe. Additionally, for the U.S. Vector Equity Portfolio, strongly increased exposure to smaller capitalization and lower relative price companies may be achieved by avoiding purchases in that segment of the market represented by the largest U.S. high relative price companies. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The Advisor may also adjust the representation in the U.S. Core Portfolios or the U.S. Vector Equity Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. A Portfolio will generally not exclude more than 5% of the eligible U.S. small capitalization company universe based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that a Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

The U.S. Core Portfolios and U.S. Vector Equity Portfolio each may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, each Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio

Each of the U.S. Small Cap Portfolio and the U.S. Micro Cap Portfolio has an investment objective to achieve long-term capital appreciation. The Portfolios provide investors with access to securities portfolios consisting of small U.S. companies (micro capitalization companies for the U.S. Micro Cap Portfolio). Company size will be determined for

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purposes of the Portfolios on the basis of a company’s market capitalization, which will be calculated by multiplying the price of a company’s stock by the number of its shares of outstanding common stock.

As of the date of this Prospectus, for purposes of the U.S. Small Cap Portfolio, the Advisor considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. The U.S. Small Cap Portfolio also may purchase securities of foreign issuers that are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Portfolio. Generally, it is the intention of the Portfolio to purchase securities of eligible companies using a market capitalization weighted approach. See “Portfolio Construction—U.S. Small Company Portfolios.”

As of the date of this Prospectus, for purposes of the U.S. Micro Cap Portfolio, the Advisor considers micro cap companies to be companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization break. The U.S. Micro Cap Portfolio may purchase securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Portfolio. There is some overlap in the companies in which the U.S. Micro Cap Portfolio and the U.S. Small Cap Portfolio invest. Generally, it is the intention of the Portfolio to purchase the stock of eligible companies using a market capitalization weighted approach. See “Portfolio Construction—U.S. Small Company Portfolios.”

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. A Portfolio will generally not exclude more than 5% of the eligible U.S. small capitalization company universe based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that a Portfolio invests in eligible small capitalization companies (micro capitalization companies for the U.S. Micro Cap Portfolio) that have lower profitability and/or higher relative prices.

For the discussion of portfolio construction and portfolio transactions for the Portfolios, see “Portfolio Construction—U.S. Small Company Portfolios.”

Each Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, each Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

U.S. High Relative Profitability Portfolio

The investment objective of the U.S. High Relative Profitability Portfolio is to achieve long-term capital appreciation. The U.S. High Relative Profitability Portfolio purchases a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to have high profitability relative to other U.S. large cap companies at the time of purchase. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. Generally, the Advisor expects to consider such factors as market capitalization, free float (adjustments for ownership by insiders and other shareholders deemed to be holding strategic positions in the company), size, relative price, profitability, price momentum (the past performance of the shares of the company), short-run reversals, trading strategies (the Advisor’s ability to trade the company shares efficiently), liquidity management and other factors that the Advisor determines to be appropriate, to determine the representation of an eligible company in the Portfolio. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. High Relative Profitability Portfolio will invest at least 80% of its net assets in securities of U.S. companies. As of the date of this Prospectus, for purposes of the U.S. High Relative Profitability Portfolio, the Advisor considers large cap companies to be companies whose market

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capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. A company’s market capitalization is the number of its shares outstanding times its price per share. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor.

On not less than a semi-annual basis, the Advisor reviews total market capitalization to determine those companies whose stock may be eligible for investment. Generally, the U.S. High Relative Profitability Portfolio does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. The Portfolio may sell portfolio securities when the issuer’s market capitalization falls below that of the issuer with the minimum market capitalization that is then eligible for purchase by the Portfolio.

The total market capitalization range used by the Advisor for the U.S. High Relative Profitability Portfolio, as described above, generally applies at the time of purchase. The Portfolio is not required to dispose of a security if the security’s issuer is no longer within the total market capitalization range criteria. Securities that do meet the market capitalization criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions—All Portfolios.”

The U.S. High Relative Profitability Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. High Relative Profitability Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

DFA Real Estate Securities Portfolio

The investment objective of the DFA Real Estate Securities Portfolio is to achieve long-term capital appreciation. The DFA Real Estate Securities Portfolio will concentrate investments in readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate.

The DFA Real Estate Securities Portfolio will purchase shares of real estate investment trusts (“REITs”) and REIT-like entities. REITs and REIT-like entities pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

On at least a semi-annual basis, the Advisor identifies a schedule of eligible investments consisting of equity securities of companies in the real estate industry described above. It is the intention of the Portfolio to invest in the securities of eligible companies using a market capitalization weighted approach. See “Market Capitalization Weighted Approach.”

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by the DFA Real Estate Securities Portfolio, as additional cash becomes available to it. However, the Portfolio has retained the right to borrow to make redemption payments and is also authorized to redeem its shares in kind. See “REDEMPTION OF SHARES.” Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Portfolio might not be able to purchase the number of shares that strict adherence to market capitalization weighting might require.

Investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the DFA Real Estate Securities Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income. Periodically, the Advisor may expand the investments

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eligible for the Portfolio to include equity securities of companies in sectors of the real estate industry in addition to those described above as eligible for investment as of the date of this Prospectus.

The DFA Real Estate Securities Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio

The investment objective of each of the U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio is to achieve long-term capital appreciation. The U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio will purchase securities that are listed on the U.S. national securities exchanges. The U.S. Small Cap Growth Portfolio uses a market capitalization weighted approach. See “Market Capitalization Weighted Approach” in this Prospectus.
On not less than a semi-annual basis, for each of the U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio, the Advisor will calculate price to book ratios and review total market capitalization to determine those companies whose stock may be eligible for investment.

Generally, the U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

The U.S. Large Cap Growth Portfolio may sell portfolio securities when the issuer’s market capitalization falls below that of the issuer with the minimum market capitalization that is then eligible for purchase by that Portfolio. The U.S. Small Cap Growth Portfolio may sell portfolio securities when the issuer’s market capitalization increases to a level that exceeds that of the issuer with the largest market capitalization that is then eligible for investment by that Portfolio.

With respect to the U.S. Small Cap Growth Portfolio, the Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible U.S. small capitalization company universe based on such investment characteristics. The Advisor may decrease the allocation of the U.S. Small Cap Growth Portfolio’s assets to eligible small capitalization companies that generally have lower profitability and/or higher relative prices.

In addition, both Portfolios may sell portfolio securities when a company’s price to book ratio drops below that of the security with the lowest such ratio that is then eligible for purchase by that Portfolio.

The total market capitalization ranges, and the other criteria regarding relative price and/or profitability used by the Advisor for the U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio, as described above, generally apply at the time of purchase by the Portfolio. U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio are not required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet other current criteria. Securities that do meet the market capitalization and/or other criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions—All Portfolios” in this Prospectus.

The U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio each may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio each may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

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MARKET CAPITALIZATION WEIGHTED APPROACH

The portfolio structures of the U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and U.S. Small Cap Growth Portfolio (collectively, the “U.S. Small Company Portfolios”), and the U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio and DFA Real Estate Securities Portfolio involve market capitalization weighting in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be modified by the Advisor for a variety of reasons. The Advisor may adjust the representation in the U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio and each U.S. Small Company Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. The Advisor may adjust the representation in the DFA Real Estate Securities Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing relative price, profitability, and investment characteristics are subject to change from time to time. With respect to the U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio, the Advisor may decrease the amount that a Portfolio invests in eligible small capitalization companies (micro capitalization companies for the U.S. Micro Cap Portfolio) that have lower profitability and/or higher relative prices. With respect to the U.S. Small Cap Growth Portfolio, the Advisor may overweight smaller companies, lower relative price stocks, and/or higher profitability stocks in a modification to market capitalization weighting.

The Advisor may deviate from market capitalization weighting to limit or fix the exposure of a Portfolio to a particular issuer to a maximum proportion of the assets of the Portfolio. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or (iii) shares subject to foreign ownership restrictions.

Furthermore, the Advisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization weighted approach would otherwise require. In addition, securities eligible for purchase or otherwise represented in a Portfolio may be acquired in exchange for the issuance of shares. See “PURCHASE OF SHARES - In-Kind Purchases.” While such transactions might cause a deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semi-annual basis, the Advisor will identify companies whose stock is eligible for investment by a Portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Advisor’s then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of a Portfolio change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

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PORTFOLIO CONSTRUCTION—U.S. SMALL COMPANY PORTFOLIOS

Each of the U.S. Small Company Portfolios intends to invest in the securities of eligible companies using a market capitalization weighted approach. See “Market Capitalization Weighted Approach.”

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased, as additional cash becomes available. In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

Generally, current income is not sought as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.

PORTFOLIO TRANSACTIONS—ALL PORTFOLIOS

In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor’s judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policies of each Portfolio.

In attempting to respond to adverse market, economic, political, or other considerations, a Portfolio may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s principal investment strategies. In these circumstances, the Portfolio may be unable to achieve its investment objective.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in a Portfolio will fluctuate, there is the risk that you will lose money. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolios.

	U.S. Large Company Portfolio	U.S. Large Cap Equity Portfolio	U.S. Small Cap Value Portfolio	U.S. Targeted Value Portfolio	U.S. Core Equity 1 Portfolio
Cyber Security Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Equity Market Risk	X	X	X	X	X
Non-Diversification Risk	X
Operational Risk	X	X	X	X	X
Profitability Investment Risk		X	X	X	X
Securities Lending Risk	X	X	X	X	X
Small Company Risk			X
Small and Mid-Cap Company Risk				X	X
Value Investment Risk		X	X	X	X

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	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio
Cyber Security Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Equity Market Risk	X	X	X	X
Micro Cap Company Risk				X
Operational Risk	X	X	X	X
Profitability Investment Risk	X	X	X	X
Securities Lending Risk	X	X	X	X
Small Company Risk			X
Small and Mid-Cap Company Risk	X	X
Value Investment Risk	X	X	X	X

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	U.S. High Relative Profitability Portfolio	DFA Real Estate Securities Portfolio	U.S. Large Cap Growth Portfolio	U.S. Small Cap Growth Portfolio
Cyber Security Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Equity Market Risk	X	X	X	X
Growth Investment Risk			X	X
Operational Risk	X	X	X	X
Profitability Investment Risk	X		X	X
Risks of Concentrating in the Real Estate Industry		X
Securities Lending Risk	X	X	X	X
Small Company Risk				X
Small and Mid-Cap Company Risk		X
Value Investment Risk	X

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to

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liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Growth Investment Risk: Growth stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Micro Cap Company Risk: Securities of micro cap companies are generally less liquid than those of large companies and this could make it difficult to sell a micro cap company security at a desired time or price. As a result, micro cap company stocks may fluctuate relatively more in price over short and/or extended periods of time. In general, smaller capitalization companies, particularly micro cap companies, are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Non-Diversification Risk: In seeking to approximate the total investment return of the S&P 500® Index, the U.S. Large Company Portfolio may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. If the Portfolio becomes non-diversified, a change in the value of one or a few issuers’ securities will therefore affect the value of the Portfolio more than if it was a diversified fund. This may increase the Portfolio’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Portfolio’s performance.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Risks of Concentrating in the Real Estate Industry: A fund that concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry will be exposed to the general risks of direct real estate ownership. The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, and tax and regulatory requirements. Also, the value of securities in the real estate industry may decline with changes in interest rates. Investing in real estate investment trusts (“REITs”) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The performance of a fund concentrated in the real estate industry may be materially different from the broad equity market.

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Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Other Information

MULTI-CLASS ETF FUND STRUCTURE

The Advisor and the Fund, on behalf of the Portfolios, have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits each Portfolio to offer mutual fund share classes and an exchange-traded share class that operates as an ETF (a “Multi-Class ETF Fund”). Under this structure, the ETF Class shares are listed and traded on a national securities exchange and are generally bought and sold at market-determined prices, whereas the mutual fund share classes are purchased and redeemed at a Multi-Class ETF Fund’s net asset value next determined after receipt of the order.

Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. For additional information regarding these differences, see “Dividends, Capital Gains Distributions and Taxes—Dividends and Distributions” and “Conversions” in this Prospectus and “Shareholder Rights” and “Conversion of Shares” in the SAI. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same portfolio, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of the ETF Class of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of the Institutional Class, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the Institutional Class shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

A Multi-Class ETF Fund also is required to comply with certain requirements of Rule 6c-11 under the Investment Company Act of 1940, as amended (the “1940 Act”), in order to permit ETF operations, which are requirements that do not normally apply to a mutual fund. For example, a Multi-Class ETF Fund is required to provide daily transparency of the Fund’s holdings, which has the potential to make the Fund more susceptible to front running than a traditional mutual fund that provides more limited public disclosure of portfolio holdings. Also, unlike a traditional mutual fund, a Multi-Class ETF Fund may not have the same flexibility to close the Fund to new purchases.

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The use of this structure is subject to terms and conditions set forth in the SEC exemptive order that are designed to ensure that the Advisor and the Board focus on these potential issues on an initial and ongoing basis. The conditions include that the Board, and a majority of the independent directors, approve (initially, and at least annually thereafter) the operation of a Multi-Class ETF Fund pursuant to a multiple-class plan, finding that the plan is in the best interests of each mutual fund class and the ETF Class individually, and in the best interests of the Multi-Class ETF Fund as a whole. The Advisor shall prepare written reports to assist the Board’s findings that contain information regarding, among other items, the potential and/or observed benefits and costs to each class individually and the Fund as a whole due to the structure, the appropriateness of the Fund’s investment strategy for the structure, and the potential and/or observed material conflicts of interest between the classes and/or material negative consequences resulting from the structure.

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios.

Securities Loans

Each Portfolio (to the extent it holds securities directly) is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While each Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. For information concerning the revenue from securities lending, see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio’s total assets, which includes the value of collateral received. To the extent a Portfolio loans a portion of its securities, the Portfolio will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios’ Statement of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. Each Portfolio will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio knows that a material event will occur. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “Principal Risks—Securities Lending Risk” for a discussion of the risks related to securities lending.

Securities Lending Revenue

During the fiscal year ended October 31, 2025, the following Portfolios received the following net revenues from a securities lending program (see “Securities Loans”), which constituted a percentage of the average daily net assets of each Portfolio as follows:

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Portfolio	Net Revenue*	Percentage of Net Assets
U.S. Large Company Portfolio	$83,632	0.00%
U.S. Large Cap Equity Portfolio	$23,196	0.00%
U.S. Small Cap Value Portfolio	$1,273,258	0.01%
U.S. Targeted Value Portfolio	$1,252,642	0.01%
U.S. Core Equity 1 Portfolio	$1,377,428	0.00%
U.S. Core Equity 2 Portfolio	$2,095,320	0.01%
U.S. Vector Equity Portfolio	$239,552	0.00%
U.S. Small Cap Portfolio	$2,481,718	0.02%
U.S. Micro Cap Portfolio	$1,274,504	0.02%
U.S. High Relative Profitability Portfolio	$48,737	0.00%
DFA Real Estate Securities Portfolio	$310,167	0.00%
U.S. Large Cap Growth Portfolio	$19,930	0.00%
U.S. Small Cap Growth Portfolio	$182,979	0.01%

* The amounts included in the table above may differ from the amounts disclosed in the Portfolios' annual financial statements due to timing differences, reconciliations, and certain other adjustments.

Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios. Pursuant to an Investment Management Agreement with the Fund on behalf of each Portfolio, the Advisor is responsible for the management of each of the Portfolio’s assets. Each of the Portfolios is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the Portfolios since 2012 or since inception with respect to the U.S. Large Cap Equity Portfolio (2013) and U.S. High Relative Profitability Portfolio (2017).

Mr. Hohn is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Hohn holds an MBA from the University of California, Los Angeles, an MS from the University of Southern California and a BS from Iowa State University. Mr. Hohn joined the Advisor in 2012, has been a portfolio manager since 2015, and has been responsible for the U.S. Large Company Portfolio since 2017.

Mr. Schneider is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Schneider holds an MBA from the University of

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Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Advisor in 2011, has been a portfolio manager since 2013, and has been responsible for the U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio, and U.S. Micro Cap Portfolio since 2015, the U.S. Small Cap Growth Portfolio since 2017, and the U.S. Large Company Portfolio since 2019.

Mr. Leblond is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Leblond holds an MBA from the University of Chicago, and an MS and BS from Columbia University. Mr. Leblond joined the Advisor in 2015, has been a portfolio manager since 2017, and has been responsible for the U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, and U.S. Small Cap Growth Portfolio since 2020.

Mr. Hertzer is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Hertzer holds an MBA from the University of California, Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined the Advisor in 2013, has been a portfolio manager since 2016, and has been responsible for the U.S. Large Cap Equity Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, and U.S. Large Cap Growth Portfolio since 2022.

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the U.S. Large Cap Equity Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, and U.S. Large Cap Growth Portfolio since 2024.

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

The Advisor provides the Portfolios with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. A discussion regarding the basis for the Boards of Directors approving the Investment Management Agreements with respect to the Portfolios is available in the semi-annual Form N-CSR reports for the fiscal period ending April 30, 2025.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in their operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of their independent registered public accounting firm, legal counsel to the Fund and their disinterested directors, fees and expenses of disinterested directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, exchange listing fees relating to a class, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of their shareholders and directors, the cost of filing their registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming their shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreements for certain classes of the Portfolios. Fees and expenses that relate to a particular Portfolio or class of a Portfolio are allocated to that class. The fees and expenses of the Fund which are not allocable to a particular Portfolio are to be borne by each Portfolio of the Fund on the basis of its relative net assets.

The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general

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partner, Dimensional Holdings Inc., a Delaware corporation. As of January 31, 2026 assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by each Portfolio (excluding the U.S. Vector Equity Portfolio) for the services provided by the Advisor for the fiscal year ended October 31, 2025. The “Management Fee” listed in the “Annual Fund Operating Expenses” table for each Portfolio provides the investment management fee that was payable by the respective Portfolio to the Advisor.

The “Annual Fund Operating Expenses” table for the U.S. Vector Equity Portfolio describes the management fee payable by the Portfolio as a result of a decrease in the management fee effective February 28, 2025. The effective management fee paid by the U.S. Vector Equity Portfolio, based on the Portfolio’s average daily net assets on an annualized basis, during the fiscal year ended October 31, 2025 was 0.22%.

SHAREHOLDER SERVICES

On behalf of each Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of each Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the Portfolios below will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement for such Portfolios shall continue in effect from year to year thereafter unless terminated by a Fund or the Advisor. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

U.S. Large Company Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies) (“Portfolio Expenses”) of the Institutional Class of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed below as a percentage of the average net assets of the Institutional Class of the Portfolio (the “Annualized Expense Ratio”). At any time that the annualized Portfolio Expenses of the Institutional Class of the Portfolio are less than the Annualized Expense Ratio identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of such class of the Portfolio to exceed the applicable Annualized Expense Ratio identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Annualized Expense Ratio
U.S. Large Company Portfolio	0.08%

U.S. Targeted Value Portfolio

The Advisor has contractually agreed to waive its management fee and to assume the U.S. Targeted Value Portfolio’s Institutional Class expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the

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Institutional Class to the rate listed below as a percentage of the Portfolio’s average net assets of the Institutional Class on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Portfolio’s Institutional Class are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of the Institutional Class to exceed the applicable Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
U.S. Targeted Value Portfolio	0.29%

U.S. Large Cap Equity Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
DFA Real Estate Securities Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the following Portfolios (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of such class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
U.S. Large Cap Equity Portfolio	0.19%
U.S. Core Equity 1 Portfolio	0.23%
U.S. Core Equity 2 Portfolio	0.18%
U.S. Vector Equity Portfolio	0.36%
DFA Real Estate Securities Portfolio	0.18%
U.S. Small Cap Portfolio	0.27%
U.S. Micro Cap Portfolio	0.41%
U.S. Large Cap Growth Portfolio	0.20%
U.S. Small Cap Growth Portfolio	0.40%

U.S. High Relative Profitability Portfolio

Pursuant to a Fee Waiver and Expense Assumption Agreement (the “Fee Waiver Agreement”) for the Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and the Short Term Series, but

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excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio will not reimburse the Advisor for fees waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
U.S. High Relative Profitability Portfolio	0.22%

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of the Portfolios are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. The U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, DFA Real Estate Securities Portfolio, U.S. Large Company Portfolio, and U.S. Large Cap Equity Portfolio, and any other Portfolio that becomes an investment option for the Advisor’s funds of funds in the future, may also make an additional dividend distribution from net investment income in October of each year. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. This discussion of “Tax Considerations” should be read in conjunction with the remaining subsections below containing additional information.

In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

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For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by a Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of a Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

A Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax

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certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

SPECIAL TAX CONSIDERATIONS FOR INVESTORS THAT INVEST IN THE DFA REAL ESTATE SECURITIES PORTFOLIO

PFIC Securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, any foreign corporation is considered a PFIC if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investment in U.S. REITS. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Portfolio will be treated as long-term capital gains by a Portfolio and, in turn, may be distributed by a Portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

Receipt of Excess Inclusion Income by a Portfolio. The Portfolio may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the

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SAI for a discussion of the risks and special tax consequences to tax-exempt and other shareholders in the event the Portfolio realizes excess inclusion income in excess of certain threshold amounts.

Investment in U.S. Real Property. The sale of a U.S. real property interest by a U.S. REIT or U.S. real property holding corporation in which a Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. investors. Please see the SAI for a discussion of the risks and special tax consequences to shareholders from a sale of a U.S. real property interest by a U.S. REIT or U.S. real property holding corporation in which a Portfolio invests.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. A Portfolio may choose to report the special character of “qualified REIT dividends” to its shareholders, provided both the Fund and the shareholder meets certain holding period requirements with respect to their shares.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of any Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a financial intermediary should contact such intermediary with regard to purchase instructions. The Portfolios’ Institutional Class shares generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Portfolios generally are available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, Portfolios may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

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Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio) or, with regard to purchases of the U.S. Large Company Portfolio, for the account of Dimensional Investment Group Inc. Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Institutional Class shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, Institutional Class shares of the Portfolios may be purchased in exchange for securities that are eligible for acquisition by the Portfolios or otherwise represented in their portfolios as described in this Prospectus or as otherwise consistent with the Fund’s policies or procedures. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer.

The Fund will not accept securities in exchange for Institutional Class shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio may not exceed 5% of the net assets of the Portfolio immediately after the transaction.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of Institutional Class shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

The Portfolios’ Institutional Class shares are designed for long-term investors (except as described below) and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolios, including but not limited to market timing. Excessive short-term trading into and out of the Portfolios’ Institutional Class shares can disrupt portfolio management strategies, harm performance and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition, certain Portfolios may be more susceptible to the risks of short-term trading than other Portfolios. The nature of the holdings of a Portfolio may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Portfolio’s holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market timing”). The U.S. Small Cap Value Portfolio and the U.S. Small Company Portfolios may be subject to arbitrage market timing because the Portfolios have significant holdings in small cap securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Portfolios calculate their net asset values due to, among other

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reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of a Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Boards of Directors of the Fund (collectively, the “Board”) have adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring and purchase blocking procedures; and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios’ Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believe that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in the Portfolios’ Institutional Class shares, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Portfolio’s Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in that Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as fund of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and re-registrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in a Portfolio’s Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the Investment Company Act of 1940 (the “1940 Act”), to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolios (and

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other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolios’ Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in the Portfolios through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolios. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolio’s securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in a Portfolio’s Institutional Class shares may occur. The Portfolios do not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The value of each class of shares of each Portfolio will fluctuate in relation to its own investment experience. The net asset value per share of each class of a Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the respective Portfolio. Each Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

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Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolios (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolios that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolios value the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent that a Portfolio holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to fair value pricing procedures approved by the Board than would a fund that holds a smaller number of securities. Portfolios that invest in small capitalization companies are more likely to hold illiquid securities than would a fund that invests in larger capitalization companies.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” Institutional Class shares of the Portfolio selected will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolios’ Institutional Class shares from investors. With respect to such investors, the Institutional Class shares of a Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase Institutional Class shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by a Portfolio arising out of such cancellation. The Fund reserves the right to redeem Institutional Class

91

shares owned by any purchaser whose order is canceled to recover any resulting loss to a Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

When authorized by the Fund, certain financial institutions purchasing a Portfolio’s Institutional Class shares on behalf of customers or plan participants may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the Fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the Fund if payment is not received or delayed.

CONVERSIONS

A shareholder holding Institutional Class shares of a Portfolio may convert those shares to ETF Class shares issued by the same Portfolio to the extent supported by the shareholder's financial intermediary. Shareholders should contact their financial intermediary to determine the eligibility of their account for such a conversion. ETF Class shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to Institutional Class shares of the Portfolio or exchanged for ETF Class shares of another Portfolio.

In contrast to the Institutional Class shares, however, ETF Class shares must be held in a brokerage account. Accordingly, shareholders that hold Institutional Class shares in an account directly with a Portfolio through its transfer agent, or in a brokerage account that only allows the shareholder to hold mutual fund shares, will need to independently designate an eligible brokerage account for holding the ETF Class shares prior to a conversion. Shareholders that hold Institutional Class shares in a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Class shares and should check with their plan sponsor or recordkeeper regarding eligibility.

A conversion from Institutional Class shares to ETF Class shares of a Portfolio will be processed at the relative NAVs of the respective share classes at the time of conversion. Since Depository Trust Company (DTC) (or its nominee) serves as the record owner of, and holds legal title to, the ETF Class shares of a Portfolio and does not support the distribution and transfer of fractional shares, a shareholder may be unable to convert a small portion of their Institutional Class shares into ETF Class shares.

For example, if a shareholder’s Institutional Class shares were equal to 15.25 ETF Class shares based on the relative NAVs of the classes, DTC’s system would only account for the transfer of 15 whole ETF Class shares. If a shareholder’s financial intermediary does not accommodate the ownership of fractional shares of ETFs (e.g., while DTC’s systems do not allow for the distribution and transfer of fractional shares of ETFs, a financial intermediary may acquire whole shares of an ETF and allocate fractional shares of such ETF to its clients that are recorded on the intermediary’s books), a shareholder would be required to redeem the portion of their Institutional Class shares investment equal to 0.25 fractional ETF Class shares. Albeit small, such redemption would be a taxable event. Shareholders will not otherwise recognize a taxable gain (or loss) on the conversion of Institutional Class shares of a Portfolio into ETF Class shares.

Shareholders should contact their financial intermediary to determine whether a conversion or the redemption of fractional shares may be subject to fees and expenses. The Portfolios do not impose a transaction fee on conversions but reserve the right to change such policy or to limit, temporarily suspend, or terminate the conversion privilege in the future.

Investors owning Institutional Class shares in an account directly with a Portfolio through its transfer agent should first contact the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed conversion and then send a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding conversions. The length of the conversion process will depend on a shareholder’s financial intermediary, but may take several days from the date of the request. Shareholders will remain fully invested in their Institutional Class shares until the conversion process is complete.

A blackout period for conversions into ETF Class shares may be imposed by a Portfolio around the dates the Portfolio declares dividends. This may be necessary to accommodate the operational requirements of certain financial intermediaries.

92

Exchange of Shares

Investors may exchange Institutional Class shares of a Portfolio for Institutional Class shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of a Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of Institutional Class shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if the Institutional Class shares of the Portfolio being acquired are registered in the investor’s state of residence.

Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem Institutional Class shares of a Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolios through a financial intermediary should contact their financial intermediary regarding redemption procedures. Each Portfolio will redeem Institutional Class shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem Institutional Class shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, Portfolios may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming Institutional Class shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in

93

federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all Institutional Class shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for Institutional Class shares are not issued.

For redemption proceeds that are paid directly to an Institutional Class shareholder by a Portfolio, each Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to an Institutional Class shareholder, each Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. Each Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, each Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

With respect to each Portfolio, the Fund reserves the right to redeem an account if the value of the Institutional Class shares in a specific Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the Institutional Class shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for Institutional Class shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming Institutional Class shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.

Disclosure of Portfolio Holdings

Each Portfolio generally will disclose up to its 25 largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. Each Portfolio also generally will disclose its complete portfolio holdings (other than

94

cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolios’ policies and procedures. Each Portfolio may, but is not required to, disclose a list of portfolio securities that generally would be included as proceeds in a redemption in-kind, as frequently as on a daily basis, online at the Advisor’s public website. To the extent a Portfolio offers ETF Class shares, instead of the policy described above, the Portfolio will disclose its portfolio holdings daily at https://www.dimensional.com/us-en/funds. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund's Form N-CSR filed with the SEC. Further information about each Portfolio’s performance is contained in the annual report, which is available upon request.

95

Dimensional Investment Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Large Company Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$37.87	$28.62	$27.55	$34.56	$25.10
Income from Investment Operations#
Net Investment Income (Loss)	0.49	0.47	0.45	0.44	0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	7.54	10.11	2.26	(5.21)	10.09
Total from Investment Operations	8.03	10.58	2.71	(4.77)	10.52
Less Distributions:
Net Investment Income	(0.49)	(0.44)	(0.42)	(0.40)	(0.43)
Net Realized Gains	(0.01)	(0.89)	(1.22)	(1.84)	(0.63)
Total Distributions	(0.50)	(1.33)	(1.64)	(2.24)	(1.06)
Net Asset Value, End of Year	$45.40	$37.87	$28.62	$27.55	$34.56
Total Return	21.37%	37.88%	10.12%	(14.71%)	42.87%
Net Assets, End of Year (thousands)	$13,636,042	$12,240,274	$9,898,734	$9,816,746	$12,307,860
Ratio of Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.09%	0.10%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.21%	1.38%	1.58%	1.46%	1.39%
Portfolio Turnover Rate	5%	6%	3%	2%	4%

# Computed using average shares outstanding.

96

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Large Cap Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$31.64	$24.03	$23.10	$28.11	$20.01
Income from Investment Operations#
Net Investment Income (Loss)	0.40	0.39	0.38	0.37	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	5.55	8.54	1.62	(4.19)	8.11
Total from Investment Operations	5.95	8.93	2.00	(3.82)	8.44
Less Distributions:
Net Investment Income	(0.37)	(0.36)	(0.34)	(0.34)	(0.34)
Net Realized Gains	—	(0.96)	(0.73)	(0.85)	—
Total Distributions	(0.37)	(1.32)	(1.07)	(1.19)	(0.34)
Net Asset Value, End of Period	$37.22	$31.64	$24.03	$23.10	$28.11
Total Return	18.94%	38.22%	8.83%	(14.12%)	42.42%
Net Assets, End of Period (thousands)	$2,437,300	$1,869,428	$1,546,941	$1,613,798	$2,200,814
Ratio of Expenses to Average Net Assets	0.13%	0.14%	0.13%	0.13%	0.14%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.13%	0.14%	0.13%	0.13%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.20%	1.35%	1.56%	1.45%	1.32%
Portfolio Turnover Rate	8%	12%	8%	7%	7%

# Computed using average shares outstanding.

97

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Small Cap Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$47.90	$38.23	$42.01	$46.33	$27.34
Income from Investment Operations#
Net Investment Income (Loss)	0.86	0.75	0.72	0.68	0.80
Net Gains (Losses) on Securities (Realized and Unrealized)	1.40	10.59	(1.68)	(0.47)	18.98
Total from Investment Operations	2.26	11.34	(0.96)	0.21	19.78
Less Distributions:
Net Investment Income	(0.83)	(0.71)	(0.69)	(0.67)	(0.79)
Net Realized Gains	—	(0.96)	(2.13)	(3.86)	—
Total Distributions	(0.83)	(1.67)	(2.82)	(4.53)	(0.79)
Net Asset Value, End of Year	$49.33	$47.90	$38.23	$42.01	$46.33
Total Return	4.79%	30.08%	(2.49%)	0.58%	73.01%
Net Assets, End of Year (thousands)	$15,976,136	$16,447,839	$12,916,598	$14,344,438	$15,145,347
Ratio of Expenses to Average Net Assets	0.31%	0.31%	0.31%	0.33%	0.42%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.31%	0.31%	0.31%	0.33%	0.42%
Ratio of Net Investment Income to Average Net Assets	1.80%	1.64%	1.77%	1.62%	1.94%
Portfolio Turnover Rate	7%	12%	25%	23%	22%

# Computed using average shares outstanding.

98

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Targeted Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$33.68	$26.76	$28.74	$31.61	$18.57
Income from Investment Operations#
Net Investment Income (Loss)	0.63	0.51	0.47	0.43	0.46
Net Gains (Losses) on Securities (Realized and Unrealized)	1.62	7.16	(0.97)	(0.87)	13.02
Total from Investment Operations	2.25	7.67	(0.50)	(0.44)	13.48
Less Distributions:
Net Investment Income	(0.61)	(0.49)	(0.44)	(0.40)	(0.44)
Net Realized Gains	—	(0.26)	(1.04)	(2.03)	—
Total Distributions	(0.61)	(0.75)	(1.48)	(2.43)	(0.44)
Net Asset Value, End of Year	$35.32	$33.68	$26.76	$28.74	$31.61
Total Return	6.74%	28.86%	(1.90%)	(1.39%)	72.95%
Net Assets, End of Year (thousands)	$13,315,429	$13,344,378	$11,037,115	$11,746,736	$12,591,768
Ratio of Expenses to Average Net Assets	0.29%	0.29%	0.30%	0.30%	0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.30%	0.30%	0.30%	0.30%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.83%	1.60%	1.64%	1.47%	1.65%
Portfolio Turnover Rate	10%	7%	20%	18%	13%

# Computed using average shares outstanding.

99

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$42.43	$31.51	$30.70	$36.25	$25.24
Income from Investment Operations#
Net Investment Income (Loss)	0.56	0.54	0.52	0.49	0.44
Net Gains (Losses) on Securities (Realized and Unrealized)	6.59	10.91	1.51	(4.65)	10.99
Total from Investment Operations	7.15	11.45	2.03	(4.16)	11.43
Less Distributions:
Net Investment Income	(0.52)	(0.53)	(0.47)	(0.45)	(0.42)
Net Realized Gains	—	—	(0.75)	(0.94)	—
Total Distributions	(0.52)	(0.53)	(1.22)	(1.39)	(0.42)
Net Asset Value, End of Year	$49.06	$42.43	$31.51	$30.70	$36.25
Total Return	16.98%	36.48%	6.69%	(11.85%)	45.50%
Net Assets, End of Year (thousands)	$37,972,773	$35,281,541	$28,100,325	$28,055,282	$33,385,041
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.14%	0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.15%	0.15%	0.15%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.26%	1.40%	1.61%	1.48%	1.34%
Portfolio Turnover Rate	2%	6%	8%	5%	4%

# Computed using average shares outstanding.

100

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Core Equity 2 Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$37.98	$28.36	$28.01	$33.16	$22.79
Income from Investment Operations#
Net Investment Income (Loss)	0.50	0.48	0.45	0.42	0.39
Net Gains (Losses) on Securities (Realized and Unrealized)	5.63	9.72	1.11	(3.98)	10.35
Total from Investment Operations	6.13	10.20	1.56	(3.56)	10.74
Less Distributions:
Net Investment Income	(0.46)	(0.45)	(0.42)	(0.39)	(0.37)
Net Realized Gains	—	(0.13)	(0.79)	(1.20)	—
Total Distributions	(0.46)	(0.58)	(1.21)	(1.59)	(0.37)
Net Asset Value, End of Year	$43.65	$37.98	$28.36	$28.01	$33.16
Total Return	16.27%	36.20%	5.64%	(11.19%)	47.35%
Net Assets, End of Year (thousands)	$35,754,109	$33,734,496	$27,933,640	$29,273,947	$35,148,897
Ratio of Expenses to Average Net Assets	0.18%	0.18%	0.19%	0.18%	0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.19%	0.19%	0.19%	0.18%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.26%	1.39%	1.57%	1.41%	1.29%
Portfolio Turnover Rate	5%	8%	7%	5%	5%

# Computed using average shares outstanding.

101

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Vector Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$26.92	$21.12	$22.25	$26.02	$17.00
Income from Investment Operations#
Net Investment Income (Loss)	0.38	0.37	0.36	0.35	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	3.13	6.25	(0.42)	(2.17)	9.00
Total from Investment Operations	3.51	6.62	(0.06)	(1.82)	9.31
Less Distributions:
Net Investment Income	(0.36)	(0.35)	(0.34)	(0.32)	(0.29)
Net Realized Gains	—	(0.47)	(0.73)	(1.63)	—
Total Distributions	(0.36)	(0.82)	(1.07)	(1.95)	(0.29)
Net Asset Value, End of Year	$30.07	$26.92	$21.12	$22.25	$26.02
Total Return	13.15%	31.81%	(0.41%)	(7.42%)	54.98%
Net Assets, End of Year (thousands)	$4,942,331	$4,862,976	$4,073,726	$4,425,060	$5,182,775
Ratio of Expenses to Average Net Assets	0.25%	0.29%	0.28%	0.28%	0.29%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.25%	0.29%	0.28%	0.28%	0.29%
Ratio of Net Investment Income to Average Net Assets	1.37%	1.48%	1.64%	1.49%	1.31%
Portfolio Turnover Rate	9%	11%	11%	10%	10%

# Computed using average shares outstanding.

102

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Small Cap Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$48.09	$37.47	$41.06	$48.50	$31.00
Income from Investment Operations#
Net Investment Income (Loss)	0.58	0.56	0.53	0.48	0.50
Net Gains (Losses) on Securities (Realized and Unrealized)	2.88	11.17	(2.06)	(4.93)	17.50
Total from Investment Operations	3.46	11.73	(1.53)	(4.45)	18.00
Less Distributions:
Net Investment Income	(0.55)	(0.53)	(0.50)	(0.45)	(0.50)
Net Realized Gains	—	(0.58)	(1.56)	(2.54)	—
Total Distributions	(0.55)	(1.11)	(2.06)	(2.99)	(0.50)
Net Asset Value, End of Year	$51.00	$48.09	$37.47	$41.06	$48.50
Total Return	7.25%	31.65%	(3.96%)	(9.62%)	58.30%
Net Assets, End of Year (thousands)	$16,748,868	$16,213,648	$12,747,820	$13,883,602	$16,747,405
Ratio of Expenses to Average Net Assets	0.27%	0.27%	0.28%	0.29%	0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.28%	0.28%	0.28%	0.29%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.19%	1.23%	1.31%	1.12%	1.13%
Portfolio Turnover Rate	5%	6%	20%	13%	12%

# Computed using average shares outstanding.

103

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Micro Cap Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$28.29	$22.14	$24.45	$29.55	$18.19
Income from Investment Operations#
Net Investment Income (Loss)	0.31	0.31	0.29	0.27	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	2.20	6.51	(1.39)	(2.41)	11.37
Total from Investment Operations	2.51	6.82	(1.10)	(2.14)	11.61
Less Distributions:
Net Investment Income	(0.30)	(0.29)	(0.28)	(0.26)	(0.25)
Net Realized Gains	—	(0.38)	(0.93)	(2.70)	—
Total Distributions	(0.30)	(0.67)	(1.21)	(2.96)	(0.25)
Net Asset Value, End of Year	$30.50	$28.29	$22.14	$24.45	$29.55
Total Return	8.95%	31.12%	(4.74%)	(7.93%)	64.00%
Net Assets, End of Year (thousands)	$6,606,775	$7,385,079	$6,023,413	$6,475,434	$7,453,865
Ratio of Expenses to Average Net Assets	0.42%	0.41%	0.41%	0.41%	0.46%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.42%	0.41%	0.41%	0.41%	0.46%
Ratio of Net Investment Income to Average Net Assets	1.07%	1.17%	1.22%	1.08%	0.90%
Portfolio Turnover Rate	7%	9%	22%	22%	20%

# Computed using average shares outstanding.

104

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. High Relative Profitability Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$24.28	$18.07	$17.23	$19.51	$14.61
Income from Investment Operations#
Net Investment Income (Loss)	0.31	0.32	0.32	0.29	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	3.05	6.19	1.17	(1.91)	4.89
Total from Investment Operations	3.36	6.51	1.49	(1.62)	5.15
Less Distributions:
Net Investment Income	(0.29)	(0.30)	(0.30)	(0.27)	(0.25)
Net Realized Gains	—	—	(0.35)	(0.39)	—
Total Distributions	(0.29)	(0.30)	(0.65)	(0.66)	(0.25)
Net Asset Value, End of Year	$27.35	$24.28	$18.07	$17.23	$19.51
Total Return	13.93%	36.16%	8.67%	(8.55%)	35.42%
Net Assets, End of Year (thousands)	$5,552,952	$5,286,558	$4,374,113	$4,662,298	$5,835,637
Ratio of Expenses to Average Net Assets	0.22%	0.23%	0.23%	0.23%	0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.23%	0.23%	0.23%	0.23%	0.24%
Ratio of Net Investment Income to Average Net Assets	1.21%	1.45%	1.78%	1.61%	1.46%
Portfolio Turnover Rate	11%	13%	12%	20%	12%

# Computed using average shares outstanding.

105

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$42.80	$33.10	$38.39	$48.90	$34.21
Income from Investment Operations#
Net Investment Income (Loss)	1.26	1.30	1.26	0.89	0.90
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.59)	9.87	(4.00)	(10.10)	14.86
Total from Investment Operations	(1.33)	11.17	(2.74)	(9.21)	15.76
Less Distributions:
Net Investment Income	(1.04)	(1.30)	(1.22)	(0.79)	(0.95)
Net Realized Gains	—	(0.17)	(1.33)	(0.51)	(0.12)
Total Distributions	(1.04)	(1.47)	(2.55)	(1.30)	(1.07)
Net Asset Value, End of Year	$40.43	$42.80	$33.10	$38.39	$48.90
Total Return	(3.16%)	34.33%	(7.83%)	(19.38%)	47.01%
Net Assets, End of Year (thousands)	$6,650,956	$7,478,822	$6,342,029	$8,068,926	$11,215,098
Ratio of Expenses to Average Net Assets	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.21%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.09%	3.34%	3.39%	1.96%	2.12%
Portfolio Turnover Rate	6%	4%	3%	3%	5%

# Computed using average shares outstanding.

106

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Large Cap Growth Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$37.92	$27.65	$26.68	$32.74	$24.35
Income from Investment Operations#
Net Investment Income (Loss)	0.42	0.43	0.44	0.41	0.40
Net Gains (Losses) on Securities (Realized and Unrealized)	5.28	10.42	2.67	(4.02)	8.37
Total from Investment Operations	5.70	10.85	3.11	(3.61)	8.77
Less Distributions:
Net Investment Income	(0.37)	(0.40)	(0.39)	(0.38)	(0.38)
Net Realized Gains	—	(0.18)	(1.75)	(2.07)	—
Total Distributions	(0.37)	(0.58)	(2.14)	(2.45)	(0.38)
Net Asset Value, End of Year	$43.25	$37.92	$27.65	$26.68	$32.74
Total Return	15.13%	39.51%	12.01%	(12.12%)	36.20%
Net Assets, End of Year (thousands)	$4,326,838	$3,561,206	$2,710,534	$2,355,314	$2,942,457
Ratio of Expenses to Average Net Assets	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to Average Net Assets	1.06%	1.25%	1.58%	1.43%	1.35%
Portfolio Turnover Rate	10%	11%	13%	13%	11%

# Computed using average shares outstanding.

107

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Small Cap Growth Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$28.42	$21.43	$22.21	$27.98	$18.67
Income from Investment Operations#
Net Investment Income (Loss)	0.19	0.20	0.19	0.17	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	1.65	6.98	(0.09)	(3.83)	9.30
Total from Investment Operations	1.84	7.18	0.10	(3.66)	9.46
Less Distributions:
Net Investment Income	(0.18)	(0.19)	(0.19)	(0.17)	(0.15)
Net Realized Gains	—	—	(0.69)	(1.94)	—
Total Distributions	(0.18)	(0.19)	(0.88)	(2.11)	(0.15)
Net Asset Value, End of Year	$30.08	$28.42	$21.43	$22.21	$27.98
Total Return	6.51%	33.58%	0.33%	(14.10%)	50.76%
Net Assets, End of Year (thousands)	$1,734,829	$1,371,559	$843,451	$829,017	$984,629
Ratio of Expenses to Average Net Assets	0.31%	0.32%	0.32%	0.33%	0.37%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.31%	0.32%	0.32%	0.33%	0.37%
Ratio of Net Investment Income to Average Net Assets	0.66%	0.75%	0.85%	0.74%	0.64%
Portfolio Turnover Rate	18%	16%	25%	30%	29%

# Computed using average shares outstanding.

108

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Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’ SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Dimensional Investment Group Inc. (U.S. Large Company Portfolio)—Registration No. 811-6067 DFA Investment Dimensions Group Inc. (all other Portfolios)—Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-001A

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. ETF CLASS SHARES

	Ticker:	Exchange:
U.S. Large Company Portfolio	DLCU	The Nasdaq Stock Market LLC
U.S. Large Cap Equity Portfolio	DSLE	The Nasdaq Stock Market LLC
U.S. Small Cap Value Portfolio	DSSV	NYSE Arca, Inc.
U.S. Targeted Value Portfolio	DSTV	NYSE Arca, Inc.
U.S. Core Equity 1 Portfolio	DSEO	NYSE Arca, Inc.
U.S. Core Equity 2 Portfolio	DSCE	NYSE Arca, Inc.
U.S. Vector Equity Portfolio	DSVE	NYSE Arca, Inc.
U.S. Small Cap Portfolio	DSCS	NYSE Arca, Inc.
U.S. Micro Cap Portfolio	DFMC	NYSE Arca, Inc.
U.S. High Relative Profitability Portfolio	DSHP	NYSE Arca, Inc.
DFA Real Estate Securities Portfolio	DSRE	NYSE Arca, Inc.
U.S. Large Cap Growth Portfolio	DULG	The Nasdaq Stock Market LLC
U.S. Small Cap Growth Portfolio	DUSG	The Nasdaq Stock Market LLC

This Prospectus describes the ETF Class shares of each Portfolio which are for long-term investors. The Portfolios’ ETF Class shares are listed on a national securities exchange and, unlike mutual fund shares, are not individually redeemable. In addition to the ETF Class shares, each Portfolio also offers a conventional mutual fund share class in a separate prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Creations and Redemptions	104
Premium/Discount Information	105
Disclosure of Portfolio Holdings	106
Delivery of Shareholder Documents	106
Distribution	106
Distribution and Service (12b-1) Fees	106
Financial Highlights	106

[THIS PAGE INTENTIONALLY LEFT BLANK]

U.S. Large Company Portfolio

ETF Class Shares

Investment Objective

The U.S. Large Company Portfolio (the “Portfolio”) seeks, as its investment objective, to approximate the total investment return of the S&P 500® Index.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.06%
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.11%
Fee Waiver and/or Expense Reimbursement[2]	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.08%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$8	$32	$59	$138

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

1

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 5% of the average value of its investment portfolio.

Principal Investment Strategies

The U.S. Large Company Portfolio generally invests in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. The S&P 500® Index comprises a broad and diverse group of stocks. For the Portfolio, Dimensional Fund Advisors LP (the ”Advisor”) considers the stocks that comprise the S&P 500® Index to be those of large companies. Under normal market conditions, at least 95% of the Portfolio’s net assets will be invested in the stocks that comprise the S&P 500® Index. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of large U.S. companies.

Ordinarily, portfolio companies will not be sold except to reflect additions or deletions of the companies that comprise the S&P 500® Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Portfolio’s shares. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index. In seeking to approximate the total investment return of the S&P 500® Index, the Advisor may also adjust the representation of securities in the Portfolio after considering such securities’ characteristics and other factors the Advisor determines to be appropriate.

The U.S. Large Company Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Large Company Portfolio may lend its portfolio securities to generate additional income.

The U.S. Large Company Portfolio intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the S&P 500® Index is diversified. The Portfolio may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. Should the Portfolio become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Portfolio crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.

About the S&P 500® Index: The Standard & Poor’s 500 Composite Stock Price Index® is market capitalization weighted (adjusted for free float). Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall. For information concerning S&P Global Ratings, a division of The McGraw Hill Companies (“S&P”), and disclaimers of S&P with respect to the U.S. Large Company Portfolio, see “Standard & Poor’s—Information and Disclaimers.”

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Non-Diversification Risk: In seeking to approximate the total investment return of the S&P 500® Index, the Portfolio may become non-diversified as a result of a change in relative market capitalization or index weighting of one or

2

more constituents of the S&P 500® Index. If the Portfolio becomes non-diversified, a change in the value of one or a few issuers’ securities will therefore affect the value of the Portfolio more than if it was a diversified fund. This may increase the Portfolio’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Portfolio’s performance.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the

3

Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Large Company Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
20.55% 2020, Q2	-19.61% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Large Company Portfolio - Institutional Class Shares
Return Before Taxes	17.76%	14.33%	14.75%
Return After Taxes on Distributions	17.45%	13.31%	13.84%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.71%	11.24%	12.13%
S&P 500® Index[2]
(reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

2.	Copyright® 2025 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

4

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Joseph F. Hohn, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 5,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on The Nasdaq Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

5

U.S. Large Cap Equity Portfolio

ETF Class Shares

Investment Objective

The investment objective of the U.S. Large Cap Equity Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.10%
Other Expenses[1]	0.06%
Total Annual Fund Operating Expenses	0.16%
Fee Waiver and/or Expense Reimbursement[2]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.14%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$14	$50	$88	$203

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

6

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Large Cap Equity Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Large Cap Equity Portfolio is designed to purchase a broad and diverse group of readily marketable equity securities of U.S. companies that the Advisor determines to be large capitalization companies within the U.S. Universe. A company’s market capitalization is the number of its shares outstanding times its price per share. The Advisor generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization within the U.S. Universe or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company within the U.S. Universe, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible operating companies within the U.S. Universe. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may overweight certain securities, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large cap segment of the U.S. Universe. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may also increase or reduce the U.S. Large Cap Equity Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Large Cap Equity Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Large Cap Equity Portfolio may lend its portfolio securities to generate additional income.

The U.S. Large Cap Equity Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

7

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time

8

when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Large Cap Equity Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
21.60% 2020, Q2	-21.51% 2020, Q1

9

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Large Cap Equity Portfolio - Institutional Class Shares
Return Before Taxes	16.77%	13.62%	14.35%
Return After Taxes on Distributions	16.47%	12.77%	13.68%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.10%	10.70%	11.89%
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2013).

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on The Nasdaq Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

10

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

11

U.S. Small Cap Value Portfolio

ETF Class Shares

Investment Objective

The investment objective of the U.S. Small Cap Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.33%
Fee Waiver and/or Expense Reimbursement[2]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.31%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$32	$104	$183	$416

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

12

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 7% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Small Cap Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Small Cap Value Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of the readily marketable securities of U.S. small cap companies that the Advisor determines to be lower relative price stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations.

The U.S. Small Cap Value Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Value Portfolio will invest at least 80% of its net assets in securities of small cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a small cap company would be below $16,768 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Small Cap Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Small Cap Value Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Small Cap Value Portfolio may lend its portfolio securities to generate additional income.

The U.S. Small Cap Value Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

13

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

14

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

15

U.S. Small Cap Value Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
32.66% 2020, Q4	-39.02% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Small Cap Value Portfolio - Institutional Class Shares
Return Before Taxes	8.38%	13.76%	10.38%
Return After Taxes on Distributions	7.92%	12.49%	9.19%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.25%	10.79%	8.21%
Russell 2000® Value Index
(reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

16

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

17

U.S. Targeted Value Portfolio

ETF Class Shares

Investment Objective

The investment objective of the U.S. Targeted Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.27%
Other Expenses[1]	0.06%
Total Annual Fund Operating Expenses	0.33%
Fee Waiver and/or Expense Reimbursement[2]	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.29%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$30	$102	$181	$414

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

18

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the portfolio turnover rate was 10% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Targeted Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Targeted Value Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of the readily marketable securities of U.S. small and mid-cap companies that the Advisor determines to be lower relative price stocks with higher profitability. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-and mid-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Targeted Value Portfolio will invest at least 80% of its net assets in securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, the Advisor considers for investment companies whose market capitalizations are generally smaller than the 500th largest U.S. company. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Based on market capitalization data as of December 31, 2025, the market capitalization of a company smaller than the 500th largest U.S. company would be below $15,092 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Targeted Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Targeted Value Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Targeted Value Portfolio may lend its portfolio securities to generate additional income.

The U.S. Targeted Value Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

19

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

20

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

21

U.S. Targeted Value Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
32.77% 2020, Q4	-39.19% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Targeted Value Portfolio - Institutional Class Shares
Return Before Taxes	9.55%	13.60%	10.81%
Return After Taxes on Distributions	9.08%	12.59%	9.75%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.94%	10.70%	8.60%
Russell 2000® Value Index
(reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

22

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

23

U.S. Core Equity 1 Portfolio

ETF Class Shares

Investment Objective

The investment objective of the U.S. Core Equity 1 Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.12%
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.17%
Fee Waiver and/or Expense Reimbursement[2]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.15%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$15	$53	$94	$215

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

24

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the portfolio turnover rate was 2% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Core Equity 1 Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Core Equity 1 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 1 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Core Equity 1 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Core Equity 1 Portfolio also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Core Equity 1 Portfolio may lend its portfolio securities to generate additional income.

The U.S. Core Equity 1 Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

25

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

26

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Core Equity 1 Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
22.16% 2020, Q2	-24.35% 2020, Q1

27

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Core Equity 1 Portfolio - Institutional Class Shares
Return Before Taxes	16.00%	13.41%	13.79%
Return After Taxes on Distributions	15.69%	12.79%	13.16%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.66%	10.60%	11.38%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

28

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

29

U.S. Core Equity 2 Portfolio

ETF Class Shares

Investment Objective

The investment objective of the U.S. Core Equity 2 Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.16%
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.21%
Fee Waiver and/or Expense Reimbursement[2]	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.18%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$65	$115	$265

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

30

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 5% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Core Equity 2 Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 2 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Core Equity 2 Portfolio also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Core Equity 2 Portfolio may lend its portfolio securities to generate additional income.

The U.S. Core Equity 2 Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

31

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

32

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Core Equity 2 Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
22.39% 2020, Q2	-25.55% 2020, Q1

33

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Core Equity 2 Portfolio - Institutional Class Shares
Return Before Taxes	15.99%	13.38%	13.39%
Return After Taxes on Distributions	15.67%	12.67%	12.69%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.66%	10.55%	11.00%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

34

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

35

U.S. Vector Equity Portfolio

ETF Class Shares

Investment Objective

The investment objective of the U.S. Vector Equity Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses[1]	0.06%
Total Annual Fund Operating Expenses	0.26%
Fee Waiver and/or Expense Reimbursement[2]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.24%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$25	$82	$144	$329

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

36

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Vector Equity Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Vector Equity Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. operating companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with strongly increased exposure to smaller capitalization, lower relative price and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s strongly increased exposure to smaller capitalization, lower relative price and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe or by avoiding purchases in that segment of the market. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Vector Equity Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Vector Equity Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Vector Equity Portfolio also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Vector Equity Portfolio may lend its portfolio securities to generate additional income.

The U.S. Vector Equity Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

37

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

38

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Vector Equity Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
24.23% 2020, Q4	-31.99% 2020, Q1

39

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Vector Equity Portfolio - Institutional Class Shares
Return Before Taxes	14.04%	12.33%	11.30%
Return After Taxes on Distributions	13.69%	11.36%	10.37%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.52%	9.64%	9.08%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

40

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

41

U.S. Small Cap Portfolio

ETF Class Shares

Investment Objective

The investment objective of the U.S. Small Cap Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Other Expenses[1]	0.06%
Total Annual Fund Operating Expenses	0.31%
Fee Waiver and/or Expense Reimbursement[2]	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.27%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$28	$96	$170	$389

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

42

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 5% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Small Cap Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Small Cap Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of U.S. small cap companies. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Portfolio will invest at least 80% of its net assets in securities of small cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a small cap company would be below $16,768 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Small Cap Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Small Cap Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Small Cap Portfolio may lend its portfolio securities to generate additional income.

The U.S. Small Cap Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

43

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

44

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

45

U.S. Small Cap Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
28.70% 2020, Q4	-32.73% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Small Cap Portfolio - Institutional Class Shares
Return Before Taxes	8.07%	9.87%	10.00%
Return After Taxes on Distributions	7.78%	9.03%	9.10%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.96%	7.68%	7.97%
Russell 2000® Index
(reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

46

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

47

U.S. Micro Cap Portfolio

ETF Class Shares

Investment Objective

The investment objective of the U.S. Micro Cap Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.38%
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.43%
Fee Waiver and/or Expense Reimbursement[2]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.41%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$42	$136	$239	$540

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

48

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 7% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Micro Cap Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Micro Cap Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of the securities of U.S. micro cap companies. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the micro-cap segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Micro Cap Portfolio will invest at least 80% of its net assets in securities of U.S. micro cap companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for the purposes of the Portfolio, the Advisor considers micro cap companies to be companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a micro cap company would be below $6,819 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Micro Cap Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Micro Cap Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Micro Cap Portfolio may lend its portfolio securities to generate additional income.

The U.S. Micro Cap Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

49

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Micro Cap Company Risk: Securities of micro cap companies are generally less liquid than those of large companies and this could make it difficult to sell a micro cap company security at a desired time or price. As a result, micro cap company stocks may fluctuate relatively more in price over short and/or extended periods of time. In general, smaller capitalization companies, particularly micro cap companies, are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

50

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

51

U.S. Micro Cap Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
30.59% 2020, Q4	-34.75% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Micro Cap Portfolio - Institutional Class Shares
Return Before Taxes	9.66%	10.97%	10.33%
Return After Taxes on Distributions	9.37%	9.93%	9.31%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.90%	8.54%	8.24%
Russell 2000® Index
(reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

52

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

53

U.S. High Relative Profitability Portfolio

ETF Class Shares

Investment Objective

The investment objective of the U.S. High Relative Profitability Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.19%
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.24%
Fee Waiver and/or Expense Reimbursement[2]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.22%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$75	$133	$304

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

54

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 11% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. High Relative Profitability Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. High Relative Profitability Portfolio is designed to purchase a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to have high profitability relative to other U.S. large cap companies at the time of purchase. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the large-cap high profitability segment of the U.S. market. The Portfolio’s increased exposure to such stocks may be achieved by overweighting and/or underweighting eligible stocks based on their market capitalization, relative price, and/or profitability characteristics. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. High Relative Profitability Portfolio will invest at least 80% of its net assets in securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. High Relative Profitability Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. High Relative Profitability Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio may invest in exchange-traded funds (“ETFs”) for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity.

The U.S. High Relative Profitability Portfolio may lend its portfolio securities to generate additional income.

The U.S. High Relative Profitability Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

55

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating

56

liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. High Relative Profitability Portfolio Institutional Class Shares[1] —Total Returns

January 2018-December 2025

Highest Quarter	Lowest Quarter
19.66% 2020, Q2	-17.26% 2020, Q1

57

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
U.S. High Relative Profitability Portfolio - Institutional Class Shares
Return Before Taxes	12.81%	12.60%	14.48%	[2]
Return After Taxes on Distributions	12.51%	12.03%	13.97%	[2]
Return After Taxes on Distributions and Sale of Portfolio Shares	7.77%	9.95%	11.95%	[2]
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.55%	[2]

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

2.	Since inception May 16, 2017.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged

58

arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

59

DFA Real Estate Securities Portfolio

ETF Class Shares

Investment Objective

The investment objective of the DFA Real Estate Securities Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.17%
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.22%
Fee Waiver and/or Expense Reimbursement[2]	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.18%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$67	$120	$276

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

60

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 6% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the DFA Real Estate Securities Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions.

The DFA Real Estate Securities Portfolio, using a market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. The Portfolio will principally invest in equity securities of companies in certain real estate investment trusts (“REITs”) and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. The Portfolio invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, at least 80% of the DFA Real Estate Securities Portfolio’s net assets will be invested in securities of companies in the real estate industry. The Portfolio concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry. The Portfolio generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. The Portfolio will make equity investments in securities listed on a securities exchange in the United States that is deemed appropriate by the Advisor.

The DFA Real Estate Securities Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The DFA Real Estate Securities Portfolio may lend its portfolio securities to generate additional income.

The DFA Real Estate Securities Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a

61

fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Risks of Concentrating in the Real Estate Industry: A fund that concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry will be exposed to the general risks of direct real estate ownership. The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, and tax and regulatory requirements. Also, the value of securities in the real estate industry may decline with changes in interest rates. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The performance of a fund may be materially different from the broad equity market.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating

62

liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Real Estate Securities Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
17.88% 2023, Q4	-23.06% 2020, Q1

63

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Real Estate Securities Portfolio - Institutional Class Shares
Return Before Taxes	1.51%	4.86%	5.54%
Return After Taxes on Distributions	0.58%	3.70%	4.25%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.11%	3.47%	3.90%
Dow Jones U.S. Select REIT Index
(reflects no deduction for fees, expenses or taxes)	3.67%	6.65%	4.81%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as

64

ordinary income when withdrawn from the plan or account. See “Dividends, Capital Gains Distributions and Taxes—Tax Considerations” in the Portfolio’s Prospectus for special tax considerations with respect to the Portfolio.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

65

U.S. Large Cap Growth Portfolio

ETF Class Shares

Investment Objective

The investment objective of the U.S. Large Cap Growth Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.15%
Other Expenses[1]	0.06%
Total Annual Fund Operating Expenses	0.21%
Fee Waiver and/or Expense Reimbursement[2]	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.18%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$65	$115	$265

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

66

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 10% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Large Cap Growth Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Large Cap Growth Portfolio is designed to purchase a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to have high profitability and high relative prices compared to other U.S. large cap companies at the time of purchase. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. Securities are considered higher relative price (growth) stocks primarily because a company’s shares have a high price in relation to their book value (a “price to book ratio”) when compared with other U.S. large cap companies. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap growth segment of the U.S. market. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price or profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Large Cap Growth Portfolio will invest at least 80% of its net assets in securities of large cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Large Cap Growth Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Large Cap Growth Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Large Cap Growth Portfolio may lend its portfolio securities to generate additional income.

The U.S. Large Cap Growth Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

67

Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Growth Investment Risk: Growth stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and

68

result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Large Cap Growth Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
21.45% 2020, Q2	-16.69% 2020, Q1

69

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Large Cap Growth Portfolio - Institutional Class Shares
Return Before Taxes	12.62%	13.29%	15.01%
Return After Taxes on Distributions	12.37%	12.28%	14.17%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.63%	10.38%	12.41%
Russell 1000® Growth Index
(reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on The Nasdaq Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged

70

arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

71

U.S. Small Cap Growth Portfolio

ETF Class Shares

Investment Objective

The investment objective of the U.S. Small Cap Growth Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell ETF Class shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling the ETF Class shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.33%
Fee Waiver and/or Expense Reimbursement[2]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.32%

[1]	The ETF Class shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the ETF Class shares of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio's ETF Class shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio's ETF Class shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio's ETF Class shares reflect the net expenses of the Portfolio's ETF Class shares that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$33	$105	$184	$417

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

72

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 18% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Small Cap Growth Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Small Cap Growth Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of U.S. small cap companies that the Advisor determines to have high profitability and high relative prices compared to other U.S. small cap companies at the time of purchase. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. Securities are considered higher relative price (growth) stocks primarily because a company’s shares have a high price in relation to their book value (a “price to book ratio”) when compared with other U.S. small cap companies. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap growth segment of the U.S. market. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Growth Portfolio will invest at least 80% of its net assets in securities of small cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a small cap company would be below $16,768 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Small Cap Growth Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Small Cap Growth Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. Small Cap Growth Portfolio may lend its portfolio securities to generate additional income.

The U.S. Small Cap Growth Portfolio's ETF Class operates as an actively managed exchange-traded fund ("ETF") and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than passively managed index ETFs.

73

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Growth Investment Risk: Growth stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

The following is a description of additional principal risks of investing in the ETF Class shares of the Portfolio, due to the shares being listed and traded on a national securities exchange.

Market Trading Risk: Active trading markets for the ETF Class shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the ETF Class

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shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the ETF Class shares will continue to be met. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of the ETF Class shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The ETF Class shares of the Portfolio are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns of the ETF Class shares of the Portfolio may vary from the returns of the Institutional Class shares due to differences in expenses. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Small Cap Growth Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
27.16% 2020, Q2	-30.33% 2020, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Small Cap Growth Portfolio - Institutional Class Shares
Return Before Taxes	5.95%	8.65%	10.53%
Return After Taxes on Distributions	5.79%	7.96%	9.90%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.62%	6.71%	8.54%
Russell 2000® Growth Index
(reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	9.57%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

1.

As of December 31, 2025, the ETF Class shares of the Portfolio had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio's Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Sale of Shares

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual ETF Class shares of the Portfolio may only be purchased and sold on The Nasdaq Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices and are not individually redeemable from the Portfolio. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because the Portfolio’s ETF Class shares trade at market prices rather than at NAV, ETF Class shares may trade at a price less than (discount) or greater than (premium) the NAV of the ETF Class shares. Recent information, including information on the ETF Class shares’ NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged

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arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objectives and Policies

The two investment companies described in this Prospectus offer a variety of investment portfolios. Each Portfolio has its own investment objective and policies, and is the equivalent of a separate investment company. Each Portfolio’s ETF Class shares, which operate as an exchange-traded fund (“ETF”) are described in this Prospectus. In addition to the ETF Class shares, each Portfolio also offers a conventional mutual fund share class in a separate prospectus that is not exchange-traded.

The U.S. Large Company Portfolio is offered by Dimensional Investment Group Inc. The other Portfolios contained in this Prospectus are offered by DFA Investment Dimensions Group Inc. DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. are collectively referred to herein as the “Fund.” The Portfolios described in this Prospectus are designed for long-term investors.

INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Portfolios.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

U.S. Large Company Portfolio

U.S. Large Company Portfolio seeks, as its investment objective, to approximate the total investment return of the S&P 500® Index. The U.S. Large Company Portfolio generally invests in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index.

Ordinarily, portfolio companies will not be sold except to reflect additions or deletions of the companies that comprise the S&P 500® Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Portfolio’s shares.

The U.S. Large Company Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the U.S. Large Company Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

For information concerning S&P Global Ratings, a division of The McGraw Hill Companies (“S&P”), and disclaimers of S&P with respect to the U.S. Large Company Portfolio, see “Standard & Poor’s—Information and Disclaimers.”

Standard & Poor’s—Information and Disclaimers. The U.S. Large Company Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the U.S. Large Company Portfolio or any member of the public regarding the advisability of investing in securities generally or in the U.S. Large Company Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the U.S. Large Company Portfolio is the licensing of certain trademarks and

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trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without regard to the U.S. Large Company Portfolio. S&P has no obligation to take the needs of the U.S. Large Company Portfolio or their respective owners into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the U.S. Large Company Portfolio or the issuance or sale of the U.S. Large Company Portfolio or in the determination or calculation of the equation by which the U.S. Large Company Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the U.S. Large Company Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

U.S. Large Cap Equity Portfolio

The investment objective of the U.S. Large Cap Equity Portfolio is to achieve long-term capital appreciation. Ordinarily, the U.S. Large Cap Equity Portfolio purchases a broad and diverse group of readily marketable equity securities of U.S. companies that the Advisor determines to be large capitalization companies within the U.S. Universe. The Advisor generally defines the U.S. Universe as a market capitalization weighted set of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Market capitalization weighted means that a company’s weighting in the U.S. Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. In addition, the Advisor may consider a company’s size, relative price, and/or profitability relative to other eligible companies when making investment decisions for the U.S. Large Cap Equity Portfolio. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may also adjust the representation in the U.S. Large Cap Equity Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate.

On not less than a semi-annual basis, the Advisor reviews total market capitalization to determine those companies whose stock may be eligible for investment. Generally, the U.S. Large Cap Equity Portfolio does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. The Portfolio may sell portfolio securities when the issuer’s market capitalization falls below that of the issuer with the minimum market capitalization that is then eligible for purchase by the Portfolio.

The total market capitalization range used by the Advisor for the U.S. Large Cap Equity Portfolio, as described above, generally applies at the time of purchase. The Portfolio is not required to dispose of a security if the security’s issuer is no longer within the total market capitalization range criteria. Securities that do meet the market capitalization criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions—All Portfolios.”

The U.S. Large Cap Equity Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment

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of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio

The investment objective of each of the U.S. Small Cap Value Portfolio and the U.S. Targeted Value Portfolio (the “U.S. Value Portfolios”) is to achieve long-term capital appreciation. The U.S. Targeted Value Portfolio and the U.S. Small Cap Value Portfolio generally will pursue their investment objective by investing directly in securities of U.S. companies. Ordinarily the U.S. Small Cap Value Portfolio will invest its assets in a broad and diverse group of readily marketable securities of U.S. companies which the Advisor determines to be lower relative price stocks at the time of purchase. The U.S. Targeted Value Portfolio invests its assets in a broad and diverse group of readily marketable securities of U.S. companies that the Advisor determines to be lower relative price stocks with higher profitability at the time of purchase. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value (a “price to book ratio”). In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

With respect to the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio, the Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. A Portfolio will generally not exclude more than 5% of the eligible U.S. small capitalization company universe based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that a Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

The U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio will purchase securities that are listed on the U.S. national securities exchanges. Each of the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio uses a market capitalization weighted approach. See “Market Capitalization Weighted Approach” in this Prospectus.

On not less than a semi-annual basis, for each of the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio, the Advisor calculates price to book ratios and reviews total market capitalization to determine those companies whose stock may be eligible for investment.

Generally, the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

Each of the U.S. Targeted Value Portfolio and the U.S. Small Cap Value Portfolio may sell portfolio securities when the issuer’s market capitalization increases to a level that exceeds that of the issuer with the largest market capitalization that is then eligible for investment by that Portfolio.

In addition, the U.S. Targeted Value Portfolio and the U.S. Small Cap Value Portfolio may also sell portfolio securities in the same circumstances, however, each of these funds may retain securities of issuers with relatively smaller market capitalizations for longer periods, despite a decrease in the issuers’ price to book ratios.

The total market capitalization ranges, and the value criteria used by the Advisor for the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio, as described above, generally apply at the time of purchase by the U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio. The U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio are not required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions—All Portfolios” in this Prospectus.

The U.S. Small Cap Value Portfolio and U.S. Targeted Value Portfolio each may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the U.S. Small Cap Value Portfolio and U.S.

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Targeted Value Portfolio each may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio

The investment objective of the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio (the “U.S. Core Portfolios”) and U.S. Vector Equity Portfolio is to achieve long-term capital appreciation.

The U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio and the U.S. Vector Equity Portfolio each seeks to achieve its investment objective by purchasing a broad and diverse group of equity securities within a market capitalization weighted universe of U.S. companies (the “U.S. Universe”). Each Portfolio invests in companies of all sizes, with moderately (with respect to the U.S Core Equity 1 Portfolio), meaningfully (with respect to the U.S Core Equity 2 Portfolio), and strongly (with respect to the U.S Vector Equity Portfolio) increased exposure to smaller capitalization, lower relative price, and higher profitability companies relative to the U.S. Universe. For the U.S. Core Portfolios and U.S. Vector Equity Portfolio, the Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. Market capitalization weighted means that a company’s weighting in the U.S. Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. The higher the company’s relative market capitalization, the greater its representation. Increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of a Portfolio’s assets to larger capitalization, higher relative price or lower profitability companies relative to their weight in the U.S. Universe. Additionally, for the U.S. Vector Equity Portfolio, strongly increased exposure to smaller capitalization and lower relative price companies may be achieved by avoiding purchases in that segment of the market represented by the largest U.S. high relative price companies. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The Advisor may also adjust the representation in the U.S. Core Portfolios or the U.S. Vector Equity Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. A Portfolio will generally not exclude more than 5% of the eligible U.S. small capitalization company universe based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that a Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

The U.S. Core Portfolios and U.S. Vector Equity Portfolio each may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, each Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio

Each of the U.S. Small Cap Portfolio and the U.S. Micro Cap Portfolio has an investment objective to achieve long-term capital appreciation. The Portfolios provide investors with access to securities portfolios consisting of small U.S. companies (micro capitalization companies for the U.S. Micro Cap Portfolio). Company size will be determined for

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purposes of the Portfolios on the basis of a company’s market capitalization, which will be calculated by multiplying the price of a company’s stock by the number of its shares of outstanding common stock.

As of the date of this Prospectus, for purposes of the U.S. Small Cap Portfolio, the Advisor considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. The U.S. Small Cap Portfolio also may purchase securities of foreign issuers that are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Portfolio. Generally, it is the intention of the Portfolio to purchase securities of eligible companies using a market capitalization weighted approach. See “Portfolio Construction—U.S. Small Company Portfolios.”

As of the date of this Prospectus, for purposes of the U.S. Micro Cap Portfolio, the Advisor considers micro cap companies to be companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization break. The U.S. Micro Cap Portfolio may purchase securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Portfolio. There is some overlap in the companies in which the U.S. Micro Cap Portfolio and the U.S. Small Cap Portfolio invest. Generally, it is the intention of the Portfolio to purchase the stock of eligible companies using a market capitalization weighted approach. See “Portfolio Construction—U.S. Small Company Portfolios.”

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. A Portfolio will generally not exclude more than 5% of the eligible U.S. small capitalization company universe based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that a Portfolio invests in eligible small capitalization companies (micro capitalization companies for the U.S. Micro Cap Portfolio) that have lower profitability and/or higher relative prices.

For the discussion of portfolio construction and portfolio transactions for the Portfolios, see “Portfolio Construction—U.S. Small Company Portfolios.”

Each Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, each Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

U.S. High Relative Profitability Portfolio

The investment objective of the U.S. High Relative Profitability Portfolio is to achieve long-term capital appreciation. The U.S. High Relative Profitability Portfolio purchases a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to have high profitability relative to other U.S. large cap companies at the time of purchase. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. Generally, the Advisor expects to consider such factors as market capitalization, free float (adjustments for ownership by insiders and other shareholders deemed to be holding strategic positions in the company), size, relative price, profitability, price momentum (the past performance of the shares of the company), short-run reversals, trading strategies (the Advisor’s ability to trade the company shares efficiently), liquidity management and other factors that the Advisor determines to be appropriate, to determine the representation of an eligible company in the Portfolio. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. High Relative Profitability Portfolio will invest at least 80% of its net assets in securities of U.S. companies. As of the date of this Prospectus, for purposes of the U.S. High Relative Profitability Portfolio, the Advisor considers large cap companies to be companies whose market

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capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. A company’s market capitalization is the number of its shares outstanding times its price per share. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor.

On not less than a semi-annual basis, the Advisor reviews total market capitalization to determine those companies whose stock may be eligible for investment. Generally, the U.S. High Relative Profitability Portfolio does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. The Portfolio may sell portfolio securities when the issuer’s market capitalization falls below that of the issuer with the minimum market capitalization that is then eligible for purchase by the Portfolio.

The total market capitalization range used by the Advisor for the U.S. High Relative Profitability Portfolio, as described above, generally applies at the time of purchase. The Portfolio is not required to dispose of a security if the security’s issuer is no longer within the total market capitalization range criteria. Securities that do meet the market capitalization criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions—All Portfolios.”

The U.S. High Relative Profitability Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The U.S. High Relative Profitability Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

DFA Real Estate Securities Portfolio

The investment objective of the DFA Real Estate Securities Portfolio is to achieve long-term capital appreciation. The DFA Real Estate Securities Portfolio will concentrate investments in readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate.

The DFA Real Estate Securities Portfolio will purchase shares of real estate investment trusts (“REITs”) and REIT-like entities. REITs and REIT-like entities pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

On at least a semi-annual basis, the Advisor identifies a schedule of eligible investments consisting of equity securities of companies in the real estate industry described above. It is the intention of the Portfolio to invest in the securities of eligible companies using a market capitalization weighted approach. See “Market Capitalization Weighted Approach.”

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by the DFA Real Estate Securities Portfolio, as additional cash becomes available to it. However, the Portfolio has retained the right to borrow to make redemption payments and is also authorized to redeem its shares in kind. See “REDEMPTION OF SHARES.” Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Portfolio might not be able to purchase the number of shares that strict adherence to market capitalization weighting might require.

Investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the DFA Real Estate Securities Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income. Periodically, the Advisor may expand the investments

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eligible for the Portfolio to include equity securities of companies in sectors of the real estate industry in addition to those described above as eligible for investment as of the date of this Prospectus.

The DFA Real Estate Securities Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio

The investment objective of each of the U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio is to achieve long-term capital appreciation. The U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio will purchase securities that are listed on the U.S. national securities exchanges. The U.S. Small Cap Growth Portfolio uses a market capitalization weighted approach. See “Market Capitalization Weighted Approach” in this Prospectus.

On not less than a semi-annual basis, for each of the U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio, the Advisor will calculate price to book ratios and review total market capitalization to determine those companies whose stock may be eligible for investment.

Generally, the U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

The U.S. Large Cap Growth Portfolio may sell portfolio securities when the issuer’s market capitalization falls below that of the issuer with the minimum market capitalization that is then eligible for purchase by that Portfolio. The U.S. Small Cap Growth Portfolio may sell portfolio securities when the issuer’s market capitalization increases to a level that exceeds that of the issuer with the largest market capitalization that is then eligible for investment by that Portfolio.

With respect to the U.S. Small Cap Growth Portfolio, the Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible U.S. small capitalization company universe based on such investment characteristics. The Advisor may decrease the allocation of the U.S. Small Cap Growth Portfolio’s assets to eligible small capitalization companies that generally have lower profitability and/or higher relative prices.

In addition, both Portfolios may sell portfolio securities when a company’s price to book ratio drops below that of the security with the lowest such ratio that is then eligible for purchase by that Portfolio.

The total market capitalization ranges, and the other criteria regarding relative price and/or profitability used by the Advisor for the U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio, as described above, generally apply at the time of purchase by the Portfolio. U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio are not required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet other current criteria. Securities that do meet the market capitalization and/or other criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions—All Portfolios” in this Prospectus.

The U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio each may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio each may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

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MARKET CAPITALIZATION WEIGHTED APPROACH

The portfolio structures of the U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and U.S. Small Cap Growth Portfolio (collectively, the “U.S. Small Company Portfolios”) and the U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio and DFA Real Estate Securities Portfolio involve market capitalization weighting in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be modified by the Advisor for a variety of reasons. The Advisor may adjust the representation in the U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio and each U.S. Small Company Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. The Advisor may adjust the representation in the DFA Real Estate Securities Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing relative price, profitability, and investment characteristics are subject to change from time to time. With respect to the U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio, the Advisor may decrease the amount that a Portfolio invests in eligible small capitalization companies (micro capitalization companies for the U.S. Micro Cap Portfolio) that have lower profitability and/or higher relative prices. With respect to the U.S. Small Cap Growth Portfolio, the Advisor may overweight smaller companies, lower relative price stocks, and/or higher profitability stocks in a modification to market capitalization weighting.

The Advisor may deviate from market capitalization weighting to limit or fix the exposure of a Portfolio to a particular issuer to a maximum proportion of the assets of the Portfolio. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or (iii) shares subject to foreign ownership restrictions.

Furthermore, the Advisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization weighted approach would otherwise require. In addition, securities eligible for purchase or otherwise represented in a Portfolio may be acquired in exchange for the issuance of shares. See “Creations and Redemptions.” While such transactions might cause a deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semi-annual basis, the Advisor will identify companies whose stock is eligible for investment by a Portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Advisor’s then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of a Portfolio change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

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PORTFOLIO CONSTRUCTION—U.S. SMALL COMPANY PORTFOLIOS

Each of the U.S. Small Company Portfolios intends to invest in the securities of eligible companies using a market capitalization weighted approach. See “Market Capitalization Weighted Approach.”

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased, as additional cash becomes available. In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

Generally, current income is not sought as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.

PORTFOLIO TRANSACTIONS - ALL PORTFOLIOS

In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor’s judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policies of each Portfolio.

In attempting to respond to adverse market, economic, political, or other considerations, a Portfolio may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s principal investment strategies. In these circumstances, the Portfolio may be unable to achieve its investment objective.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in a Portfolio will fluctuate, there is the risk that you will lose money. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolios.

	U.S. Large Company Portfolio	U.S. Large Cap Equity Portfolio	U.S. Small Cap Value Portfolio	U.S. Targeted Value Portfolio	U.S. Core Equity 1 Portfolio
Cyber Security Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Equity Market Risk	X	X	X	X	X
Market Trading Risk	X	X	X	X	X
Non-Diversification Risk	X
Operational Risk	X	X	X	X	X
Premium/Discount Risk	X	X	X	X	X
Profitability Investment Risk		X	X	X	X
Securities Lending Risk	X	X	X	X	X

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	U.S. Large Company Portfolio	U.S. Large Cap Equity Portfolio	U.S. Small Cap Value Portfolio	U.S. Targeted Value Portfolio	U.S. Core Equity 1 Portfolio
Small Company Risk			X
Small and Mid-Cap Company Risk				X	X
Value Investment Risk		X	X	X	X

	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio
Cyber Security Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Equity Market Risk	X	X	X	X
Market Trading Risk	X	X	X	X

Micro Cap Company Risk				X

Operational Risk	X	X	X	X
Premium/Discount Risk	X	X	X	X
Profitability Investment Risk	X	X	X	X
Securities Lending Risk	X	X	X	X

Small Company Risk			X

Small and Mid-Cap Company Risk	X	X
Value Investment Risk	X	X	X	X

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	U.S. High Relative Profitability Portfolio	DFA Real Estate Securities Portfolio	U.S. Large Cap Growth Portfolio	U.S. Small Cap Growth Portfolio
Cyber Security Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Equity Market Risk	X	X	X	X
Growth Investment Risk			X	X
Market Trading Risk	X	X	X	X
Operational Risk	X	X	X	X
Premium/Discount Risk	X	X	X	X
Profitability Investment Risk	X		X	X
Risks of Concentrating in the Real Estate Industry		X
Securities Lending Risk	X	X	X	X
Small Company Risk				X
Small and Mid-Cap Company Risk		X
Value Investment Risk	X

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary

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market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Growth Investment Risk: Growth stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Market Trading Risk: Although the ETF Class shares are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the ETF Class shares or of an authorized participant to submit purchase or redemption orders for Creation Units, which may widen bid-ask spreads. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a fund’s portfolio securities and the ETF Class shares’ market price. This reduced effectiveness could result in the ETF Class shares trading at a premium or discount to their NAV and also greater than normal intraday bid/ask spreads. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares bid-ask spread.

There can be no assurance that the ETF Class shares will continue to trade on a stock exchange or in any market or that the ETF Class shares will continue to meet the requirements for listing or trading on any exchange or in any market, or that such requirements will remain unchanged. Secondary market trading in the ETF Class shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in the ETF Class shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

During a “flash crash,” the market prices of the ETF Class shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in the ETF Class shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices. ETF Class shares, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Micro Cap Company Risk: Securities of micro cap companies are generally less liquid than those of large companies and this could make it difficult to sell a micro cap company security at a desired time or price. As a result, micro cap company stocks may fluctuate relatively more in price over short and/or extended periods of time. In general, smaller capitalization companies, particularly micro cap companies, are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Non-Diversification Risk: In seeking to approximate the total investment return of the S&P 500® Index, the U.S. Large Company Portfolio may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. If the Portfolio becomes non-diversified, a change in

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the value of one or a few issuers’ securities will therefore affect the value of the Portfolio more than if it was a diversified fund. This may increase the Portfolio’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Portfolio’s performance.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk: ETF Class shares may trade at prices other than NAV. ETF Class shares trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of a fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings since the most recent calculation. The trading prices of the ETF Class shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the ETF Class shares may deviate significantly from NAV during periods of market volatility.

Any of these factors, among others, may lead to the ETF Class shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy the ETF Class shares in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Advisor cannot predict whether shares will trade above (premium), below (discount) or at NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Advisor believes that large discounts or premiums to the NAV of a fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the ETF Class shares normally will trade on stock exchanges at prices close to the fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for ETF Class shares of a fund that differ significantly from its NAV.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Risks of Concentrating in the Real Estate Industry: A fund that concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry will be exposed to the general risks of direct real estate ownership. The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, and tax and regulatory requirements. Also, the value of securities in the real estate industry may decline with changes in interest rates. Investing in real estate investment trusts (“REITs”) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The performance of a fund concentrated in the real estate industry may be materially different from the broad equity market.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

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Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Other Information

MULTI-CLASS ETF FUND STRUCTURE

The Advisor and the Fund, on behalf of the Portfolios, have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits each Portfolio to offer mutual fund share classes and an exchange-traded share class that operates as an ETF (a “Multi-Class ETF Fund”). Under this structure, the ETF Class shares are listed and traded on a national securities exchange and are generally bought and sold at market-determined prices, whereas the mutual fund share classes are purchased and redeemed at a Multi-Class ETF Fund’s net asset value next determined after receipt of the order.

Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. For additional information regarding these differences, see “Dividends, Capital Gains Distributions and Taxes—Dividends and Distributions” and “Purchase and Sale of Shares—Conversions” in this Prospectus and “Shareholder Rights” and “Creation and Redemption of Creation Units—Conversions” in the SAI. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same portfolio, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of the ETF Class of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of the Institutional Class, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the Institutional Class shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

A Multi-Class ETF Fund also is required to comply with certain requirements of Rule 6c-11 under the Investment Company Act of 1940, as amended (the “1940 Act”), in order to permit ETF operations, which are requirements that do not normally apply to a mutual fund. For example, a Multi-Class ETF Fund is required to provide daily transparency of the Fund’s holdings, which has the potential to make the Fund more susceptible to front running than a traditional mutual fund that provides more limited public disclosure of portfolio holdings. Also, unlike a traditional mutual fund, a Multi-Class ETF Fund may not have the same flexibility to close the Fund to new purchases.

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The use of this structure is subject to terms and conditions set forth in the SEC exemptive order that are designed to ensure that the Advisor and the Board focus on these potential issues on an initial and ongoing basis. The conditions include that the Board, and a majority of the independent directors, approve (initially, and at least annually thereafter) the operation of a Multi-Class ETF Fund pursuant to a multiple-class plan, finding that the plan is in the best interests of each mutual fund class and the ETF Class individually, and in the best interests of the Multi-Class ETF Fund as a whole. The Advisor shall prepare written reports to assist the Board’s findings that contain information regarding, among other items, the potential and/or observed benefits and costs to each class individually and the Fund as a whole due to the structure, the appropriateness of the Fund’s investment strategy for the structure, and the potential and/or observed material conflicts of interest between the classes and/or material negative consequences resulting from the structure.

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios.

Securities Loans

Each Portfolio (to the extent it holds securities directly) is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While each Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. For information concerning the revenue from securities lending, see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio’s total assets, which includes the value of collateral received. To the extent a Portfolio loans a portion of its securities, the Portfolio will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios’ Statement of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. Each Portfolio will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio knows that a material event will occur. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “Principal Risks—Securities Lending Risk” for a discussion of the risks related to securities lending.

Securities Lending Revenue

During the fiscal year ended October 31, 2025, the Institutional Class shares of the Portfolios received the following net revenues from a securities lending program (see “Securities Loans”), which constituted a percentage of the average daily net assets of each Portfolio’s Institutional Class shares as follows:

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Portfolio	Net Revenue*	Percentage of Net Assets
U.S. Large Company Portfolio	$83,632	0.00%
U.S. Large Cap Equity Portfolio	$23,196	0.00%
U.S. Small Cap Value Portfolio	$1,273,258	0.01%
U.S. Targeted Value Portfolio	$1,252,642	0.01%
U.S. Core Equity 1 Portfolio	$1,377,428	0.00%
U.S. Core Equity 2 Portfolio	$2,095,320	0.01%
U.S. Vector Equity Portfolio	$239,552	0.00%
U.S. Small Cap Portfolio	$2,481,718	0.02%
U.S. Micro Cap Portfolio	$1,274,504	0.02%
U.S. High Relative Profitability Portfolio	$48,737	0.00%
DFA Real Estate Securities Portfolio	$310,167	0.00%
U.S. Large Cap Growth Portfolio	$19,930	0.00%
U.S. Small Cap Growth Portfolio	$182,979	0.01%

* The amounts included in the table above may differ from the amounts disclosed in the annual financial statements of the Portfolios' Institutional Class shares due to timing differences, reconciliations, and certain other adjustments.

Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios. Pursuant to an Investment Management Agreement with the Fund on behalf of each Portfolio, the Advisor is responsible for the management of each of the Portfolio’s assets. Each of the Portfolios is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the Portfolios since 2012 or since inception with respect to the U.S. Large Cap Equity Portfolio (2013) and U.S. High Relative Profitability Portfolio (2017).

Mr. Hohn is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Hohn holds an MBA from the University of California, Los Angeles, an MS from the University of Southern California and a BS from Iowa State University. Mr. Hohn joined the Advisor in 2012, has been a portfolio manager since 2015, and has been responsible for the U.S. Large Company Portfolio since 2017.

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Mr. Schneider is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Advisor in 2011, has been a portfolio manager since 2013, and has been responsible for the U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio, and U.S. Micro Cap Portfolio since 2015, the U.S. Small Cap Growth Portfolio since 2017 and the U.S. Large Company Portfolio since 2019.

Mr. Leblond is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Leblond holds an MBA from the University of Chicago, and an MS and BS from Columbia University. Mr. Leblond joined the Advisor in 2015, has been a portfolio manager since 2017, and has been responsible for the U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, and U.S. Small Cap Growth Portfolio since 2020.

Mr. Hertzer is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Hertzer holds an MBA from the University of California, Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined the Advisor in 2013, has been a portfolio manager since 2016, and has been responsible for the U.S. Large Cap Equity Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, and U.S. Large Cap Growth Portfolio since 2022.

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the U.S. Large Cap Equity Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, and U.S. Large Cap Growth Portfolio since 2024.

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

The Advisor provides the Portfolios with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. A discussion regarding the basis for the Boards of Directors approving the Investment Management Agreements with respect to the Portfolios' Institutional Class Shares is available in the semi-annual Form N-CSR reports for the fiscal period ending April 30, 2025.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in their operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of their independent registered public accounting firm, legal counsel to the Fund and their disinterested directors, fees and expenses of disinterested directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, exchange listing fees relating to a class, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of their shareholders and directors, the cost of filing their registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming their shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreements for certain classes of the Portfolios. Fees and expenses that relate to a particular Portfolio or class of a Portfolio are allocated to that class. The fees and expenses of the Fund which are not allocable to a particular Portfolio are to be borne by each Portfolio of the Fund on the basis of its relative net assets.

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The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of January 31, 2026 assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the anticipated fees to be incurred by the ETF Class shares of each Portfolio for the services provided by the Advisor for the first full fiscal year. The “Management Fee” listed in the “Annual Fund Operating Expenses” table for each Portfolio provides the management fee that is payable by the Portfolio to the Advisor.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to a Fee Waiver and Expense Assumption Agreement for each Portfolio’s ETF Class shares, the Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio’s ETF Class shares, as described below. The Fee Waiver and Expense Assumption Agreement will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver and Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to each Fee Waiver and Expense Assumption Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio of the ETF Class shares of a Portfolio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio’s ETF Class shares.

U.S. Large Company Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the ETF Class shares of the Portfolio to reduce the ordinary operating expenses of the ETF Class shares of the Portfolio (excluding expenses incurred through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses on an annualized basis to the rate listed below as a percentage of the average net assets of the ETF Class shares of the Portfolio (the “Expense Limitation Amount”). At any time that the annualized Portfolio Expenses of the ETF Class shares of the Portfolio are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the ETF Class shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio, however, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
U.S. Large Company Portfolio	0.08%

U.S. Large Cap Equity Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio and DFA Real Estate Securities Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the ETF Class shares of each of the following Portfolios (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the ETF Class shares of each Portfolio, on an annualized basis, to the rates listed below as a percentage of the average net assets of the ETF Class shares of the respective Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the ETF Class shares of a Portfolio are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such Portfolio’s ETF Class shares to exceed the applicable Expense Limitation Amount identified below. Each Portfolio, however, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

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Portfolio	Expense Limitation Amount
U.S. Large Cap Equity Portfolio	0.14%
U.S. Small Cap Value Portfolio	0.31%
U.S. Core Equity 1 Portfolio	0.15%
U.S. Core Equity 2 Portfolio	0.18%
U.S. Vector Equity Portfolio	0.24%
U.S. Small Cap Portfolio	0.27%
U.S. Micro Cap Portfolio	0.41%
DFA Real Estate Securities Portfolio	0.18%
U.S. Large Cap Growth Portfolio	0.18%
U.S. Small Cap Growth Portfolio	0.32%

U.S. Targeted Value Portfolio

The Advisor has contractually agreed to waive its management fee and to assume the expenses of the ETF Class shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses on an annualized basis to the rate listed below as a percentage of the average net assets of the ETF Class shares of the Portfolio (the “Expense Limitation Amount”). At any time that the annualized Portfolio Expenses of the ETF Class shares of the Portfolio are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the ETF Class shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio, however, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
U.S. Targeted Value Portfolio	0.29%

U.S. High Relative Profitability Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the ETF Class shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and the Short Term Series, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses on an annualized basis, to the rate listed below as a percentage of the average net assets of the ETF Class shares of the Portfolio (the “Expense Limitation Amount”). At any time that the annualized Portfolio Expenses of the ETF Class shares of the Portfolio are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the ETF Class shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio, however, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
U.S. High Relative Profitability Portfolio	0.22%

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Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of the Portfolios are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. The U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, DFA Real Estate Securities Portfolio, U.S. Large Company Portfolio, and U.S. Large Cap Equity Portfolio, and any other Portfolio that becomes an investment option for the Advisor's funds of funds in the future, may also make an additional dividend distribution from net investment income in October of each year. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

Shareholders of ETF Class shares of a Portfolio will generally receive cash distributions one or more business days after the cash payment date for the Portfolio’s Institutional Class shares. The timing difference is due to the exchange-traded structure of the ETF Class shares and applies to all ETFs, regardless of whether they are multi-class ETF funds that also offer mutual fund shares or other mutual fund share classes. After the distribution payments have been received, an ETF Class shareholder may reinvest such amounts in additional whole ETF Class shares automatically only if the broker through whom you purchased shares makes such option available. This is in contrast to the distributions for a mutual fund share class, which may be automatically reinvested in additional mutual fund shares at NAV.

The overall period between the ex-dividend date and time of reinvestment may equal four or more business days. During this period, the amount of an ETF Class shareholder’s distribution will not be invested in the Portfolio and will be held in a custodial account. Accordingly, such shareholder will not receive income or experience appreciation or depreciation on the amount of the dividend.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. This discussion of “Tax Considerations” should be read in conjunction with the remaining subsections below containing additional information.

In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by a Portfolio as qualified dividend

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income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Currently, any capital gain or loss realized upon a sale of Portfolio shares generally is treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Any loss incurred on the sale or exchange of a Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. The ability to deduct capital losses may be limited.

Creation Units. An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the authorized participant as part of the issue) and the authorized participant’s aggregate basis in the securities surrendered (plus any cash paid by the authorized participant as part of the issue). An authorized participant who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the authorized participant’s basis in the Creation Units (plus any cash paid by the authorized participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the authorized participant as part of the redemption). The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If a Portfolio redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

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State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

SPECIAL TAX CONSIDERATIONS FOR INVESTORS THAT INVEST IN THE DFA REAL ESTATE SECURITIES PORTFOLIO

PFIC Securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, any foreign corporation is considered a PFIC if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investment in U.S. REITS. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Portfolio will be treated as long-term capital gains by a Portfolio and, in turn, may be distributed by a Portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become

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subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

Receipt of Excess Inclusion Income by a Portfolio. The Portfolio may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to tax-exempt and other shareholders in the event the Portfolio realizes excess inclusion income in excess of certain threshold amounts.

Investment in U.S. Real Property. The sale of a U.S. real property interest by a U.S. REIT or U.S. real property holding corporation in which a Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. investors. Please see the SAI for a discussion of the risks and special tax consequences to shareholders from a sale of a U.S. real property interest by a U.S. REIT or U.S. real property holding corporation in which a Portfolio invests.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. A Portfolio may choose to report the special character of “qualified REIT dividends” to its shareholders, provided both the Fund and the shareholder meets certain holding period requirements with respect to their shares.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the SAI.

Purchase and Sale of Shares

ETF Class shares of a Portfolio may be acquired or redeemed directly from the Portfolio only in Creation Units or multiples thereof, as discussed in the “Creations and Redemptions” section of this Prospectus. Only an Authorized Participant (defined below) may engage in creation or redemption transactions directly with a Portfolio. An “Authorized Participant” is either a “participating party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation) or a Depository Trust Company participant who, in either case, has executed an agreement with the distributor and transfer agent with respect to creations and redemptions of Creation Units. Once created, shares of a Portfolio generally trade in the secondary market in amounts less than a Creation Unit.

ETF Class shares of a Portfolio are listed for trading on a national securities exchange during the trading day. ETF Class shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that a Portfolio’s ETF Class shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of a Portfolio purchased on an exchange. ETF Class shares of the Portfolios trade under the following symbols:

Portfolio	Ticker:
U.S. Large Company Portfolio	DLCU
U.S. Large Cap Equity Portfolio	DSLE
U.S. Small Cap Value Portfolio	DSSV
U.S. Targeted Value Portfolio	DSTV
U.S. Core Equity 1 Portfolio	DSEO
U.S. Core Equity 2 Portfolio	DSCE
U.S. Vector Equity Portfolio	DSVE
U.S. Small Cap Portfolio	DSCS
U.S. Micro Cap Portfolio	DFMC

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U.S. High Relative Profitability Portfolio	DSHP
DFA Real Estate Securities Portfolio	DSRE
U.S. Large Cap Growth Portfolio	DULG
U.S. Small Cap Growth Portfolio	DUSG

Buying or selling a Portfolio’s ETF Class shares on an exchange involves certain costs that may apply to all securities transactions. When buying or selling ETF Class shares of a Portfolio through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may also incur the cost of the “spread” (the difference between the bid price and the ask price). The spread varies over time for ETF Class shares of a Portfolio based on its trading volume and market liquidity and is generally less if the Portfolio has more trading volume and market liquidity and more if the Portfolio has less trading volume and market liquidity. Because ETF Class shares of the Portfolios trade at market price rather than NAV, an investor may pay more than NAV when purchasing ETF Class shares and receive less than NAV when selling Portfolio ETF Class shares. Authorized Participants may acquire ETF Class shares of a Portfolio directly from a Portfolio, and Authorized Participants may tender their ETF Class shares for redemption directly to a Portfolio, at NAV per share only in Creation Units, and in accordance with the procedures described in the SAI.

The primary listing exchanges for the ETF Class shares for each Portfolio are listed below (each, an “Exchange” and collectively, the “Exchanges”):

Portfolio	Exchange:
U.S. Large Company Portfolio	The Nasdaq Stock Market LLC
U.S. Large Cap Equity Portfolio	The Nasdaq Stock Market LLC
U.S. Small Cap Value Portfolio	NYSE Arca, Inc.
U.S. Targeted Value Portfolio	NYSE Arca, Inc.
U.S. Core Equity 1 Portfolio	NYSE Arca, Inc.
U.S. Core Equity 2 Portfolio	NYSE Arca, Inc.
U.S. Vector Equity Portfolio	NYSE Arca, Inc.
U.S. Small Cap Portfolio	NYSE Arca, Inc.
U.S. Micro Cap Portfolio	NYSE Arca, Inc.
U.S. High Relative Profitability Portfolio	NYSE Arca, Inc.
DFA Real Estate Securities Portfolio	NYSE Arca, Inc.
U.S. Large Cap Growth Portfolio	The Nasdaq Stock Market LLC
U.S. Small Cap Growth Portfolio	The Nasdaq Stock Market LLC

Each Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For each Portfolio’s ETF Class shares, the Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of a Portfolio’s portfolio securities after the close of the primary markets for the Portfolio’s portfolio securities and the reflection of that change in the Portfolio’s NAV (“market timing”) because unlike the Portfolio’s Institutional Class shares, the Portfolio sells and redeems ETF Class shares directly through transactions with Authorized Participants (defined below) that are in-kind and/or for cash, subject to certain conditions and transaction fees. The transaction fees, as further described in the “CREATION AND REDEMPTION OF CREATION UNITS” section of the SAI, are charged to offset transfer and other transaction costs that may be incurred by a Portfolio’s ETF Class shares in connection with such transactions to eliminate or

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reduce so far as practicable any dilution of the value of the ETF Class shares. For each Portfolio’s ETF Class shares, the Board has also not adopted a policy of monitoring for other frequent trading activity because the shares are listed for trading on a national securities exchange and frequent trading of the shares on an exchange is unlikely to negatively impact a Portfolio or disrupt portfolio management.

SHARE PRICE

The trading prices of a Portfolio’s ETF Class shares in the secondary market will fluctuate continuously throughout trading hours based on the supply of and demand for the Portfolio ETF Class shares and shares of underlying securities held by a Portfolio, economic conditions and other factors, rather than a Portfolio’s NAV, which is calculated at the end of each business day. A Portfolio’s ETF Class shares will trade on an Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of a Portfolio’s ETF Class shares. The trading prices of a Portfolio’s ETF Class shares may deviate significantly from the NAV of the Portfolio’s ETF Class during periods of market volatility. Given, however, that a Portfolio’s ETF Class shares can be issued and redeemed daily in Creation Units, the Advisor believes that large discounts and premiums to NAV should not be sustained over long periods.

Each Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to a Portfolio’s ETF Class. The IOPV calculations are estimates of the value of a Portfolio’s NAV per share of its ETF Class. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the NAV per share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Portfolio’s actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Portfolio expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities’ local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market’s close. Therefore, the IOPV may not reflect the best possible valuation of a Portfolio’s current portfolio. Neither the Portfolio nor the Advisor or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy. In the future, the dissemination of the IOPV may be discontinued.

BOOK ENTRY

ETF Class shares of the Portfolios are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding ETF Class shares of the Portfolios.

Investors owning ETF Class shares of the Portfolios are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for ETF Class shares of the Portfolios. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of ETF Class shares, you are not entitled to receive physical delivery of stock certificates or to have ETF Class shares registered in your name, and you are not considered a registered owner of ETF Class shares. Therefore, to exercise any right as an owner of ETF Class shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

NET ASSET VALUE

The value of shares of each class of a Portfolio will fluctuate in relation to its investment experience. The NAV per share of each Portfolio’s ETF Class shares is normally calculated once daily after the close of the Exchange on which the ETF Class shares are listed for trading (normally, 4:00 p.m. ET) by dividing the total value of the Portfolio’s investments and other assets, less any liabilities, allocated to the ETF Class by the total outstanding ETF Class shares of the Portfolio. A transaction will be priced at NAV only for purchases or redemptions of Creation Units (an option only available to Authorized Participants) or in connection with a shareholder’s conversion of a Portfolio’s Institutional Class shares into such Portfolio’s ETF Class shares. Note: The time at which transactions and shares are

102

priced may be changed in case of an emergency or if the Exchange on which the Portfolio’s ETF Class shares are listed for trading closes at a time other than 4:00 p.m. ET or in other situations to the extent permitted by the SEC.

Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below. Each Portfolio generally calculates its NAV per share and accepts purchase and redemption orders of Creation Units on days that the Exchange on which the Portfolio is listed is open for trading. On days when the Exchange closes earlier than normal, the Portfolios may require orders to be placed earlier in the day.

Securities held by the Portfolios (including exchange-traded investment companies and over-the-counter securities) are valued at, as applicable: (1) the official closing price on the exchange or market where the security is principally traded; or (2) the last reported sale price prior to that day’s close. Securities held by the Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sales price or official closing price of the day, the Portfolios value the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above. Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent that a Portfolio holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to fair value pricing procedures approved by the Board than would a fund that holds a smaller number of securities. Portfolios that invest in small capitalization companies are more likely to hold illiquid securities than would a fund that invests in larger capitalization companies.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

CONVERSIONS

A shareholder holding Institutional Class shares of a Portfolio may convert those shares to ETF Class shares issued by the same Portfolio to the extent supported by the shareholder's financial intermediary. Shareholders should contact their financial intermediary to determine the eligibility of their account for such a conversion. ETF Class shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to Institutional Class shares of the Portfolio or exchanged for ETF Class shares of another Portfolio.

In contrast to the Institutional Class shares, however, ETF Class shares must be held in a brokerage account. Accordingly, shareholders that hold Institutional Class shares in an account directly with a Portfolio through its transfer agent, or in a brokerage account that only allows the shareholder to hold mutual fund shares, will need to independently designate an eligible brokerage account for holding the ETF Class shares prior to a conversion.

103

Shareholders that hold Institutional Class shares in a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Class shares and should check with their plan sponsor or recordkeeper regarding eligibility.

A conversion from Institutional Class shares to ETF Class shares of a Portfolio will be processed at the relative NAVs of the respective share classes at the time of conversion. Since Depository Trust Company (DTC) (or its nominee) serves as the record owner of, and holds legal title to, the ETF Class shares of a Portfolio and does not support the distribution and transfer of fractional shares, a shareholder may be unable to convert a small portion of their Institutional Class shares into ETF Class shares.

For example, if a shareholder’s Institutional Class shares were equal to 15.25 ETF Class shares based on the relative NAVs of the classes, DTC’s system would only account for the transfer of 15 whole ETF Class shares. If a shareholder’s financial intermediary does not accommodate the ownership of fractional shares of ETFs (e.g., while DTC’s systems do not allow for the distribution and transfer of fractional shares of ETFs, a financial intermediary may acquire whole shares of an ETF and allocate fractional shares of such ETF to its clients that are recorded on the intermediary’s books), a shareholder would be required to redeem the portion of their Institutional Class shares investment equal to 0.25 fractional ETF Class shares. Albeit small, such redemption would be a taxable event. Shareholders will not otherwise recognize a taxable gain (or loss) on the conversion of Institutional Class shares of a Portfolio into ETF Class shares.

Shareholders should contact their financial intermediary to determine whether a conversion or the redemption of fractional shares may be subject to fees and expenses. The Portfolios do not impose a transaction fee on conversions but reserve the right to change such policy or to limit, temporarily suspend, or terminate the conversion privilege in the future.

Investors owning Institutional Class shares in an account directly with a Portfolio through its transfer agent should first contact the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed conversion and then send a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding conversions. The length of the conversion process will depend on a shareholder’s financial intermediary, but may take several days from the date of the request. Shareholders will remain fully invested in their Institutional Class shares until the conversion process is complete.

A blackout period for conversions into ETF Class shares may be imposed by a Portfolio around the dates the Portfolio declares dividends. This may be necessary to accommodate the operational requirements of certain financial intermediaries.

Creations and Redemptions

Prior to trading in the secondary market, ETF Class shares of a Portfolio are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of the following number of shares, or multiples thereof:

Portfolio	Creation Unit
U.S. Large Company Portfolio	5,000 Shares
U.S. Large Cap Equity Portfolio	25,000 Shares
U.S. Small Cap Value Portfolio	25,000 Shares
U.S. Targeted Value Portfolio	25,000 Shares
U.S. Core Equity 1 Portfolio	25,000 Shares
U.S. Core Equity 2 Portfolio	25,000 Shares
U.S. Vector Equity Portfolio	25,000 Shares
U.S. Small Cap Portfolio	25,000 Shares
U.S. Micro Cap Portfolio	25,000 Shares

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U.S. High Relative Profitability Portfolio	25,000 Shares
DFA Real Estate Securities Portfolio	25,000 Shares
U.S. Large Cap Growth Portfolio	25,000 Shares
U.S. Small Cap Growth Portfolio	25,000 Shares

All orders to purchase Creation Units must be placed by or through an “Authorized Participant” that has entered into an authorized participant agreement (an “AP Agreement”) with the Portfolios’ distributor (the “Distributor”).

A creation transaction, which is subject to acceptance by the Distributor or its agents, generally takes place when an Authorized Participant deposits into a Portfolio a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, ETF Class shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by a Portfolio and a specified amount of cash. Except when aggregated in Creation Units, ETF Class shares are not redeemable by a Portfolio.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the AP Agreement.

Only an Authorized Participant may create or redeem Creation Units directly with a Portfolio. In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to a Portfolio’s instructions or may not be executed at all, or a Portfolio may not be able to place or change orders.

When a Portfolio engages in in-kind transactions, the Portfolio intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and, in either case, has executed an AP Agreement with the Distributor. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI for the Portfolios' ETF Class shares.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Portfolio's ETF Class shares a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Premium/Discount Information

Information showing the number of days the market price of a Portfolio’s ETF Class shares was greater than the NAV of the Portfolio's ETF Class shares and the number of days it was less than the NAV of the Portfolio's ETF Class

105

shares (i.e., premium or discount) for various time periods is available by visiting the Portfolio’s website at https://www.dimensional.com/etfs.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information is available by visiting a Portfolio’s website at https://www.dimensional.com/us-en/funds.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the ETF Class shares of the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Distribution

The Distributor or its agents distribute Creation Units for the ETF Class shares of the Portfolios on an agency basis. The Distributor does not maintain a secondary market in ETF Class shares of the Portfolios.

DISTRIBUTION AND SERVICE (12B-1) FEES

The Board has adopted a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Portfolio’s ETF Class shares to pay distribution fees of up to 0.25% per year, to those who sell and distribute ETF Class shares of the Portfolio and provide other services to shareholders. However, the Board has determined not to authorize payment of a Rule 12b-1 plan fee at this time. Because these fees are paid out of the assets of the ETF Class shares of a Portfolio on an ongoing basis, to the extent that a fee is authorized, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years and for the most recent semi-annual period ended April 30, 2025. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information, excluding the financial information and notes with respect to the fiscal period ended April 30, 2025, has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund's Form N-CSR filed with the SEC. Further information about each Portfolio’s performance is contained in the annual report, which is available upon request. ETF Class shares of the Portfolios have not commenced operations as of the date of this Prospectus and financial highlights are not yet available.

Financial highlights for the Institutional Class shares of each Portfolio are shown to provide investors with financial information about the Portfolio. The Institutional Class shares of the Portfolios would have substantially similar returns as the ETF Class shares because the shares are invested in the same portfolio securities. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

106

Dimensional Investment Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Large Company Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$37.87	$28.62	$27.55	$34.56	$25.10
Income from Investment Operations#
Net Investment Income (Loss)	0.49	0.47	0.45	0.44	0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	7.54	10.11	2.26	(5.21)	10.09
Total from Investment Operations	8.03	10.58	2.71	(4.77)	10.52
Less Distributions:
Net Investment Income	(0.49)	(0.44)	(0.42)	(0.40)	(0.43)
Net Realized Gains	(0.01)	(0.89)	(1.22)	(1.84)	(0.63)
Total Distributions	(0.50)	(1.33)	(1.64)	(2.24)	(1.06)
Net Asset Value, End of Year	$45.40	$37.87	$28.62	$27.55	$34.56
Total Return	21.37%	37.88%	10.12%	(14.71%)	42.87%
Net Assets, End of Year (thousands)	$13,636,042	$12,240,274	$9,898,734	$9,816,746	$12,307,860
Ratio of Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.09%	0.10%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.21%	1.38%	1.58%	1.46%	1.39%
Portfolio Turnover Rate	5%	6%	3%	2%	4%

# Computed using average shares outstanding.

107

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Large Cap Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$31.64	$24.03	$23.10	$28.11	$20.01
Income from Investment Operations#
Net Investment Income (Loss)	0.40	0.39	0.38	0.37	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	5.55	8.54	1.62	(4.19)	8.11
Total from Investment Operations	5.95	8.93	2.00	(3.82)	8.44
Less Distributions:
Net Investment Income	(0.37)	(0.36)	(0.34)	(0.34)	(0.34)
Net Realized Gains	—	(0.96)	(0.73)	(0.85)	—
Total Distributions	(0.37)	(1.32)	(1.07)	(1.19)	(0.34)
Net Asset Value, End of Period	$37.22	$31.64	$24.03	$23.10	$28.11
Total Return	18.94%	38.22%	8.83%	(14.12%)	42.42%
Net Assets, End of Period (thousands)	$2,437,300	$1,869,428	$1,546,941	$1,613,798	$2,200,814
Ratio of Expenses to Average Net Assets	0.13%	0.14%	0.13%	0.13%	0.14%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.13%	0.14%	0.13%	0.13%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.20%	1.35%	1.56%	1.45%	1.32%
Portfolio Turnover Rate	8%	12%	8%	7%	7%

# Computed using average shares outstanding.

108

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Small Cap Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$47.90	$38.23	$42.01	$46.33	$27.34
Income from Investment Operations#
Net Investment Income (Loss)	0.86	0.75	0.72	0.68	0.80
Net Gains (Losses) on Securities (Realized and Unrealized)	1.40	10.59	(1.68)	(0.47)	18.98
Total from Investment Operations	2.26	11.34	(0.96)	0.21	19.78
Less Distributions:
Net Investment Income	(0.83)	(0.71)	(0.69)	(0.67)	(0.79)
Net Realized Gains	—	(0.96)	(2.13)	(3.86)	—
Total Distributions	(0.83)	(1.67)	(2.82)	(4.53)	(0.79)
Net Asset Value, End of Year	$49.33	$47.90	$38.23	$42.01	$46.33
Total Return	4.79%	30.08%	(2.49%)	0.58%	73.01%
Net Assets, End of Year (thousands)	$15,976,136	$16,447,839	$12,916,598	$14,344,438	$15,145,347
Ratio of Expenses to Average Net Assets	0.31%	0.31%	0.31%	0.33%	0.42%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.31%	0.31%	0.31%	0.33%	0.42%
Ratio of Net Investment Income to Average Net Assets	1.80%	1.64%	1.77%	1.62%	1.94%
Portfolio Turnover Rate	7%	12%	25%	23%	22%

# Computed using average shares outstanding.

109

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Targeted Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$33.68	$26.76	$28.74	$31.61	$18.57
Income from Investment Operations#
Net Investment Income (Loss)	0.63	0.51	0.47	0.43	0.46
Net Gains (Losses) on Securities (Realized and Unrealized)	1.62	7.16	(0.97)	(0.87)	13.02
Total from Investment Operations	2.25	7.67	(0.50)	(0.44)	13.48
Less Distributions:
Net Investment Income	(0.61)	(0.49)	(0.44)	(0.40)	(0.44)
Net Realized Gains	—	(0.26)	(1.04)	(2.03)	—
Total Distributions	(0.61)	(0.75)	(1.48)	(2.43)	(0.44)
Net Asset Value, End of Year	$35.32	$33.68	$26.76	$28.74	$31.61
Total Return	6.74%	28.86%	(1.90%)	(1.39%)	72.95%
Net Assets, End of Year (thousands)	$13,315,429	$13,344,378	$11,037,115	$11,746,736	$12,591,768
Ratio of Expenses to Average Net Assets	0.29%	0.29%	0.30%	0.30%	0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.30%	0.30%	0.30%	0.30%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.83%	1.60%	1.64%	1.47%	1.65%
Portfolio Turnover Rate	10%	7%	20%	18%	13%

# Computed using average shares outstanding.

110

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$42.43	$31.51	$30.70	$36.25	$25.24
Income from Investment Operations#
Net Investment Income (Loss)	0.56	0.54	0.52	0.49	0.44
Net Gains (Losses) on Securities (Realized and Unrealized)	6.59	10.91	1.51	(4.65)	10.99
Total from Investment Operations	7.15	11.45	2.03	(4.16)	11.43
Less Distributions:
Net Investment Income	(0.52)	(0.53)	(0.47)	(0.45)	(0.42)
Net Realized Gains	—	—	(0.75)	(0.94)	—
Total Distributions	(0.52)	(0.53)	(1.22)	(1.39)	(0.42)
Net Asset Value, End of Year	$49.06	$42.43	$31.51	$30.70	$36.25
Total Return	16.98%	36.48%	6.69%	(11.85%)	45.50%
Net Assets, End of Year (thousands)	$37,972,773	$35,281,541	$28,100,325	$28,055,282	$33,385,041
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.14%	0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.15%	0.15%	0.15%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.26%	1.40%	1.61%	1.48%	1.34%
Portfolio Turnover Rate	2%	6%	8%	5%	4%

# Computed using average shares outstanding.

111

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Core Equity 2 Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$37.98	$28.36	$28.01	$33.16	$22.79
Income from Investment Operations#
Net Investment Income (Loss)	0.50	0.48	0.45	0.42	0.39
Net Gains (Losses) on Securities (Realized and Unrealized)	5.63	9.72	1.11	(3.98)	10.35
Total from Investment Operations	6.13	10.20	1.56	(3.56)	10.74
Less Distributions:
Net Investment Income	(0.46)	(0.45)	(0.42)	(0.39)	(0.37)
Net Realized Gains	—	(0.13)	(0.79)	(1.20)	—
Total Distributions	(0.46)	(0.58)	(1.21)	(1.59)	(0.37)
Net Asset Value, End of Year	$43.65	$37.98	$28.36	$28.01	$33.16
Total Return	16.27%	36.20%	5.64%	(11.19%)	47.35%
Net Assets, End of Year (thousands)	$35,754,109	$33,734,496	$27,933,640	$29,273,947	$35,148,897
Ratio of Expenses to Average Net Assets	0.18%	0.18%	0.19%	0.18%	0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.19%	0.19%	0.19%	0.18%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.26%	1.39%	1.57%	1.41%	1.29%
Portfolio Turnover Rate	5%	8%	7%	5%	5%

# Computed using average shares outstanding.

112

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Vector Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$26.92	$21.12	$22.25	$26.02	$17.00
Income from Investment Operations#
Net Investment Income (Loss)	0.38	0.37	0.36	0.35	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	3.13	6.25	(0.42)	(2.17)	9.00
Total from Investment Operations	3.51	6.62	(0.06)	(1.82)	9.31
Less Distributions:
Net Investment Income	(0.36)	(0.35)	(0.34)	(0.32)	(0.29)
Net Realized Gains	—	(0.47)	(0.73)	(1.63)	—
Total Distributions	(0.36)	(0.82)	(1.07)	(1.95)	(0.29)
Net Asset Value, End of Year	$30.07	$26.92	$21.12	$22.25	$26.02
Total Return	13.15%	31.81%	(0.41%)	(7.42%)	54.98%
Net Assets, End of Year (thousands)	$4,942,331	$4,862,976	$4,073,726	$4,425,060	$5,182,775
Ratio of Expenses to Average Net Assets	0.25%	0.29%	0.28%	0.28%	0.29%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.25%	0.29%	0.28%	0.28%	0.29%
Ratio of Net Investment Income to Average Net Assets	1.37%	1.48%	1.64%	1.49%	1.31%
Portfolio Turnover Rate	9%	11%	11%	10%	10%

# Computed using average shares outstanding.

113

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Small Cap Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$48.09	$37.47	$41.06	$48.50	$31.00
Income from Investment Operations#
Net Investment Income (Loss)	0.58	0.56	0.53	0.48	0.50
Net Gains (Losses) on Securities (Realized and Unrealized)	2.88	11.17	(2.06)	(4.93)	17.50
Total from Investment Operations	3.46	11.73	(1.53)	(4.45)	18.00
Less Distributions:
Net Investment Income	(0.55)	(0.53)	(0.50)	(0.45)	(0.50)
Net Realized Gains	—	(0.58)	(1.56)	(2.54)	—
Total Distributions	(0.55)	(1.11)	(2.06)	(2.99)	(0.50)
Net Asset Value, End of Year	$51.00	$48.09	$37.47	$41.06	$48.50
Total Return	7.25%	31.65%	(3.96%)	(9.62%)	58.30%
Net Assets, End of Year (thousands)	$16,748,868	$16,213,648	$12,747,820	$13,883,602	$16,747,405
Ratio of Expenses to Average Net Assets	0.27%	0.27%	0.28%	0.29%	0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.28%	0.28%	0.28%	0.29%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.19%	1.23%	1.31%	1.12%	1.13%
Portfolio Turnover Rate	5%	6%	20%	13%	12%

# Computed using average shares outstanding.

114

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Micro Cap Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$28.29	$22.14	$24.45	$29.55	$18.19
Income from Investment Operations#
Net Investment Income (Loss)	0.31	0.31	0.29	0.27	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	2.20	6.51	(1.39)	(2.41)	11.37
Total from Investment Operations	2.51	6.82	(1.10)	(2.14)	11.61
Less Distributions:
Net Investment Income	(0.30)	(0.29)	(0.28)	(0.26)	(0.25)
Net Realized Gains	—	(0.38)	(0.93)	(2.70)	—
Total Distributions	(0.30)	(0.67)	(1.21)	(2.96)	(0.25)
Net Asset Value, End of Year	$30.50	$28.29	$22.14	$24.45	$29.55
Total Return	8.95%	31.12%	(4.74%)	(7.93%)	64.00%
Net Assets, End of Year (thousands)	$6,606,775	$7,385,079	$6,023,413	$6,475,434	$7,453,865
Ratio of Expenses to Average Net Assets	0.42%	0.41%	0.41%	0.41%	0.46%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.42%	0.41%	0.41%	0.41%	0.46%
Ratio of Net Investment Income to Average Net Assets	1.07%	1.17%	1.22%	1.08%	0.90%
Portfolio Turnover Rate	7%	9%	22%	22%	20%

# Computed using average shares outstanding.

115

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. High Relative Profitability Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$24.28	$18.07	$17.23	$19.51	$14.61
Income from Investment Operations#
Net Investment Income (Loss)	0.31	0.32	0.32	0.29	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	3.05	6.19	1.17	(1.91)	4.89
Total from Investment Operations	3.36	6.51	1.49	(1.62)	5.15
Less Distributions:
Net Investment Income	(0.29)	(0.30)	(0.30)	(0.27)	(0.25)
Net Realized Gains	—	—	(0.35)	(0.39)	—
Total Distributions	(0.29)	(0.30)	(0.65)	(0.66)	(0.25)
Net Asset Value, End of Year	$27.35	$24.28	$18.07	$17.23	$19.51
Total Return	13.93%	36.16%	8.67%	(8.55%)	35.42%
Net Assets, End of Year (thousands)	$5,552,952	$5,286,558	$4,374,113	$4,662,298	$5,835,637
Ratio of Expenses to Average Net Assets	0.22%	0.23%	0.23%	0.23%	0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.23%	0.23%	0.23%	0.23%	0.24%
Ratio of Net Investment Income to Average Net Assets	1.21%	1.45%	1.78%	1.61%	1.46%
Portfolio Turnover Rate	11%	13%	12%	20%	12%

# Computed using average shares outstanding.

116

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$42.80	$33.10	$38.39	$48.90	$34.21
Income from Investment Operations#
Net Investment Income (Loss)	1.26	1.30	1.26	0.89	0.90
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.59)	9.87	(4.00)	(10.10)	14.86
Total from Investment Operations	(1.33)	11.17	(2.74)	(9.21)	15.76
Less Distributions:
Net Investment Income	(1.04)	(1.30)	(1.22)	(0.79)	(0.95)
Net Realized Gains	—	(0.17)	(1.33)	(0.51)	(0.12)
Total Distributions	(1.04)	(1.47)	(2.55)	(1.30)	(1.07)
Net Asset Value, End of Year	$40.43	$42.80	$33.10	$38.39	$48.90
Total Return	(3.16%)	34.33%	(7.83%)	(19.38%)	47.01%
Net Assets, End of Year (thousands)	$6,650,956	$7,478,822	$6,342,029	$8,068,926	$11,215,098
Ratio of Expenses to Average Net Assets	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.21%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.09%	3.34%	3.39%	1.96%	2.12%
Portfolio Turnover Rate	6%	4%	3%	3%	5%

# Computed using average shares outstanding.

117

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Large Cap Growth Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$37.92	$27.65	$26.68	$32.74	$24.35
Income from Investment Operations#
Net Investment Income (Loss)	0.42	0.43	0.44	0.41	0.40
Net Gains (Losses) on Securities (Realized and Unrealized)	5.28	10.42	2.67	(4.02)	8.37
Total from Investment Operations	5.70	10.85	3.11	(3.61)	8.77
Less Distributions:
Net Investment Income	(0.37)	(0.40)	(0.39)	(0.38)	(0.38)
Net Realized Gains	—	(0.18)	(1.75)	(2.07)	—
Total Distributions	(0.37)	(0.58)	(2.14)	(2.45)	(0.38)
Net Asset Value, End of Year	$43.25	$37.92	$27.65	$26.68	$32.74
Total Return	15.13%	39.51%	12.01%	(12.12%)	36.20%
Net Assets, End of Year (thousands)	$4,326,838	$3,561,206	$2,710,534	$2,355,314	$2,942,457
Ratio of Expenses to Average Net Assets	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to Average Net Assets	1.06%	1.25%	1.58%	1.43%	1.35%
Portfolio Turnover Rate	10%	11%	13%	13%	11%

# Computed using average shares outstanding.

118

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Small Cap Growth Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$28.42	$21.43	$22.21	$27.98	$18.67
Income from Investment Operations#
Net Investment Income (Loss)	0.19	0.20	0.19	0.17	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	1.65	6.98	(0.09)	(3.83)	9.30
Total from Investment Operations	1.84	7.18	0.10	(3.66)	9.46
Less Distributions:
Net Investment Income	(0.18)	(0.19)	(0.19)	(0.17)	(0.15)
Net Realized Gains	—	—	(0.69)	(1.94)	—
Total Distributions	(0.18)	(0.19)	(0.88)	(2.11)	(0.15)
Net Asset Value, End of Year	$30.08	$28.42	$21.43	$22.21	$27.98
Total Return	6.51%	33.58%	0.33%	(14.10%)	50.76%
Net Assets, End of Year (thousands)	$1,734,829	$1,371,559	$843,451	$829,017	$984,629
Ratio of Expenses to Average Net Assets	0.31%	0.32%	0.32%	0.33%	0.37%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.31%	0.32%	0.32%	0.33%	0.37%
Ratio of Net Investment Income to Average Net Assets	0.66%	0.75%	0.85%	0.74%	0.64%
Portfolio Turnover Rate	18%	16%	25%	30%	29%

# Computed using average shares outstanding.

119

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Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’ SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Dimensional Investment Group Inc. (U.S. Large Company Portfolio)—Registration No. 811-6067 DFA Investment Dimensions Group Inc. (all other Portfolios)—Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-001B

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

Enhanced U.S. Large Company Portfolio (DFELX)

This Prospectus describes the Institutional Class shares of the Portfolio which:
Are for long-term investors.
Are generally available only to institutional investors and clients of registered investment advisors.
Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Enhanced U.S. Large Company Portfolio

Investment Objective

The Enhanced U.S. Large Company Portfolio (the “Portfolio”) seeks, as its investment objective, to achieve a total return which exceeds the total return performance of the S&P 500® Index. Total return comprises income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.12%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.18%
Fee Waiver and/or Expense Reimbursement[1]	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.15%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$15	$55	$98	$227

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 86% of the average value of its investment portfolio.

1

Principal Investment Strategies

The Enhanced U.S. Large Company Portfolio seeks to outperform the S&P 500® Index primarily through investment in S&P 500® Index futures and short-term fixed income obligations. The Portfolio may invest in all of the stocks represented in the S&P 500® Index, options on stock indices, stock index futures, options on stock index futures, swap agreements on stock indices and shares of investment companies, such as exchange-traded funds (ETFs) that invest in stocks represented in the S&P 500® Index or other similar stock indices. The Portfolio invests in fixed income obligations, which may include securities of foreign issuers. The Portfolio may, from time to time, also invest in options on stock indices, stock index futures, options on stock index futures and swap agreements based on indices other than, but similar to, the S&P 500® Index (such instruments whether or not based on the S&P 500® Index are hereinafter collectively referred to as “Index Derivatives”). The S&P 500® Index comprises a broad and diverse group of stocks. For the Portfolio, Dimensional Fund Advisors LP (the “Advisor”) considers stocks that comprise the S&P 500® Index to be those of large companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in short-term fixed income obligations that are overlaid by futures, swaps and other derivatives of the S&P 500® Index to create exposure to the performance of large U.S. companies or in securities of large U.S. companies directly. Alternatively, the Portfolio may invest at least 80% of its net assets directly in securities of large companies.

The Enhanced U.S. Large Company Portfolio may invest all of its assets in Index Derivatives. Certain of these Index Derivatives may be considered speculative and may subject the Portfolio to additional risks. Assets of the Portfolio not invested in the S&P 500® Index or Index Derivatives may be invested in short-term fixed income obligations including: U.S. government obligations, U.S. government agency obligations, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, foreign government and agency obligations, supranational organization obligations, foreign issuer obligations and eurodollar obligations. The Portfolio’s investment in fixed income obligations will be considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). The fixed income obligations purchased by the Portfolio will typically mature within three years or less from the date of settlement and the weighted average effective maturity of the fixed income obligations will be two years or less. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event.

The Enhanced U.S. Large Company Portfolio may use foreign currency forward contracts to hedge foreign currency risks or to transfer balances from one currency to another. The Portfolio uses index swap agreements and/or stock index futures to hedge against changes in securities prices. The Portfolio may purchase or sell futures contracts and options on futures contracts to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Additionally, the Portfolio uses index swap agreements and stock index futures to attempt to achieve its investment objectives.

The Enhanced U.S. Large Company Portfolio may lend its portfolio securities to generate additional income.

About the S&P 500® Index: The Standard & Poor’s 500 Composite Stock Price Index® is market capitalization weighted (adjusted for free float). Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall. For information concerning S&P Global Ratings, a division of The McGraw Hill Companies (“S&P”), and disclaimers of S&P with respect to the Enhanced U.S. Large Company Portfolio, see “Standard & Poor’s—Information and Disclaimers.”

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a

2

fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

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Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Enhanced U.S. Large Company Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
22.61% 2020, Q2	-21.18% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Enhanced U.S. Large Company Portfolio
Return Before Taxes	17.38%	12.85%	14.04%
Return After Taxes on Distributions	11.18%	8.66%	10.35%
Return After Taxes on Distributions and Sale of Portfolio Shares	11.64%	8.59%	9.95%
S&P 500® Index[1]
(reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

1.	Copyright® 2025 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (1996).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Alexander Fridman, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding

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purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objective and Policies

DFA Investment Dimensions Group Inc. (the “Fund”) offers a variety of investment portfolios. Each of the Fund’s portfolios has its own investment objective and policies, and is the equivalent of a separate mutual fund. The Portfolio described in this Prospectus is designed for long-term investors.

Enhanced U.S. Large Company Portfolio seeks, as its investment objective, to achieve a total return which exceeds the total return performance of the S&P 500® Index. The Portfolio may invest in all of the stocks represented in the S&P 500® Index, options on stock indices, stock index futures, options on stock index futures, swap agreements on stock indices and shares of investment companies, such as exchange-traded funds (ETFs), that invest in stocks represented in the S&P 500® Index or other similar stock indices. The Portfolio generally invests in S&P 500® futures contracts and fixed income obligations. The Portfolio may, from time to time, also invest in options on stock indices, stock index futures, options on stock index futures and swap agreements based on indices other than, but similar to, the S&P 500® Index (such instruments whether or not based on the S&P 500® Index hereinafter collectively referred to as “Index Derivatives”). For information concerning S&P, and disclaimers of S&P with respect to the Enhanced U.S. Large Company Portfolio, see “Standard & Poor’s—Information and Disclaimers.”

The Enhanced U.S. Large Company Portfolio may invest a substantial portion of its assets in Index Derivatives. Assets of the Portfolio may be invested in fixed income obligations including those below. Deviations from these categories may occur due to holdings in securities received in connection with corporate actions or issuer-driven events.

1.  U.S. Government Obligations—Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market, such as mortgage TBAs.

3.  Corporate Debt Obligations—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which have received an investment grade rating by Moody’s Ratings (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or an equivalent rating assigned by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, have been determined by the Advisor to be of comparable quality.

4.  Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will be acquired only from banks having assets in excess of $1,000,000,000.

5.  Commercial Paper—Rated, at the time of purchase, A1+ to A3 by S&P or Prime1 to Prime3 by Moody’s, or F1+ to F3 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least Baa3 by Moody’s or BBB- by S&P or Fitch.

6.  Repurchase Agreements—Instruments through which the Portfolio purchases securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or other such counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Enhanced U.S. Large Company Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the

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value of its total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to the Portfolio’s investment restriction on illiquid investments. The Enhanced U.S. Large Company Portfolio also will only invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.  Foreign Government and Agency Obligations—Bills, notes, bonds, and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.

8.  Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.

9.  Foreign Issuer Obligations—Debt securities of non-U.S. issuers that have received a rating of AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

10.  Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.  Money Market Funds—The Enhanced U.S. Large Company Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds. Investments in money market funds may involve a duplication of certain fees and expenses.

The categories of fixed income securities that may be acquired by the Enhanced U.S. Large Company Portfolio may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR) or the Treasury bill rate.

The percentage of assets of the Enhanced U.S. Large Company Portfolio that will be invested in S&P 500® Index stocks, Index Derivatives, fixed income investments and in shares of other investment companies may vary from time to time, within the discretion of the Advisor and according to restraints imposed by the federal securities laws and regulations governing mutual funds.

The Enhanced U.S. Large Company Portfolio will enter into positions in futures and options on futures only to the extent such positions are permissible with respect to applicable rules of the Commodity Futures Trading Commission without registering the Portfolio as a commodity pool operator. In addition, the Portfolio may not be able to utilize Index Derivatives to the extent otherwise permissible or desirable because of constraints imposed by the Internal Revenue Code of 1986, as amended (the “Code”), or by unanticipated illiquidity in the marketplace for such instruments.

To the extent the Enhanced U.S. Large Company Portfolio’s investments in over-the-counter options are determined to be illiquid, the Portfolio will invest in such options only to the extent consistent with its 15% limit on illiquid investments.

The Enhanced U.S. Large Company Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. equity markets, while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. The Portfolio’s investments in the securities of other investment companies, including ETFs and money market funds, may involve the duplication of certain fees and expenses.

Standard & Poor’s—Information and Disclaimers. The Enhanced U.S. Large Company Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Enhanced U.S. Large Company Portfolio or any member of the public regarding the advisability of investing in

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securities generally or in the Enhanced U.S. Large Company Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the Enhanced U.S. Large Company Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without regard to the Enhanced U.S. Large Company Portfolio. S&P has no obligation to take the needs of the Enhanced U.S. Large Company Portfolio or its owners into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Enhanced U.S. Large Company Portfolio or the issuance or sale of the Enhanced U.S. Large Company Portfolio or in the determination or calculation of the equation by which the Enhanced U.S. Large Company Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Enhanced U.S. Large Company Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PORTFOLIO TRANSACTIONS

In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of at any time when, in the Advisor’s judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policies of the Portfolio.

In attempting to respond to adverse market, economic, political, or other considerations, the Portfolio may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s principal investment strategies. In these circumstances, the Portfolio may be unable to achieve its investment objective.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a fund has invested in, the fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact a fund’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as

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the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

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Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Mortgage-Backed Securities Risk: Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or potentially more significant than risks associated with other types of debt instruments. Mortgage securities differ from typical debt securities in that principal is not paid back at maturity, but rather periodically over the life of the security. A fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because it may have to reinvest that money at the lower prevailing interest rates. As a result, mortgage securities may be less effective than some other types of debt securities as a means of securing long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. Conversely, in a period of rising interest rates, a fund may exhibit additional volatility since rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As interest rates rise mortgage borrowers are less likely to exercise prepayment options, which may reduce the value of these securities and potentially cause a fund to lose money. This is known as extension risk.

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Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

The Portfolio is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolio described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolio.

Securities Loans

The Portfolio is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While the Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. For information concerning the revenue from securities lending, see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33 1/3% of the value of the Portfolio’s total assets, which includes the value of collateral received. To the extent the Portfolio loans a portion of its securities, the Portfolio will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. The Portfolio also may invest the cash collateral received for loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest, or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolio’s Statement of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. The Portfolio will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio knows that a material event will occur. In the event of the bankruptcy of a borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “PRINCIPAL RISKS—Securities Lending Risk” for a discussion of the risks related to securities lending.

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Securities Lending Revenue

During the fiscal year ended October 31, 2025, the Portfolio received the following net revenues from a securities lending program (see “SECURITIES LOANS”), which constituted a percentage of the average daily net assets of the Portfolio:

Portfolio	Net Revenue*	Percentage of Net Assets
Enhanced U.S. Large Company Portfolio	$3,119	0.00%

* The amount included in the table above may differ from the amount disclosed in the Portfolio’s annual financial statements due to timing differences, reconciliations, and certain other adjustments.

Management of the Portfolio

The Advisor serves as investment advisor to the Portfolio. Pursuant to an Investment Management Agreement with the Portfolio, the Advisor is responsible for the management of the Portfolio's assets. The Portfolio is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolio are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. The individuals named in the Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the Enhanced U.S. Large Company Portfolio since 1996.

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the Enhanced U.S. Large Company Portfolio since 2012.

Mr. Fridman is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Fridman holds an MBA from the University of Cambridge, a doctorate from Saint Petersburg State Polytechnical University, two MS degrees from the University of Southern California, and a BS from the University of California-Los Angeles. Mr. Fridman joined the Advisor in 2013, has been a portfolio manager since 2013, and has been responsible for the Enhanced U.S. Large Company Portfolio since 2020.

The Portfolio’s SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Portfolio’s shares.

The Advisor provides the Portfolio with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to the Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors (the

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“Board”) approving the Investment Management Agreement with respect to the Portfolio is available in the semi-annual Form N-CSR report for the Portfolio for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested directors, fees and expenses of disinterested directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/ proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreement. Expenses allocable to a particular portfolio are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are to be borne by each portfolio or class of a portfolio of the Fund on the basis of its relative net assets.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by the Portfolio for the services provided by the Advisor for the fiscal year ended October 31, 2025.

SHAREHOLDER SERVICES

On behalf of the Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of the Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver and/or Expense Assumption Agreement”) for the Portfolio, the Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio, as described below. The Fee Waiver and/or Expense Assumption Agreement will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to the Fee Waiver and/or Expense Assumption Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio, on an annualized basis, to the rate listed below as a percentage of average net assets of the Portfolio’s Institutional Class (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the applicable Expense

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Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
Enhanced U.S. Large Company Portfolio	0.15%

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. The Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of the Portfolio are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of the Portfolio’s normal investment activities and cash flows. During a time of economic volatility, the Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. The Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, the Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. This discussion of “Tax Considerations” should be read in conjunction with the remaining subsections below containing additional information. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by the Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.

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Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by the Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If the Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of the Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolio’s default method of average cost, unless you instruct the Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, the Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). The Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of the Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Portfolio from net long-term capital gains, if any, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by the Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

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Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), the Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of the Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a financial intermediary should contact such intermediary with regard to purchase instructions. The Portfolio’s Institutional Class shares generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. The Portfolio generally is available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, the Portfolio may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

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Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Institutional Class shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, Institutional Class shares of the Portfolio may be purchased in exchange for securities that are eligible for acquisition by the Portfolio or otherwise represented in its portfolio as described in this Prospectus or as otherwise consistent with the Fund’s policies or procedures or in exchange for local currencies in which such securities are denominated. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the Portfolio with local currencies should first contact the Advisor.

The Fund will not accept securities in exchange for Institutional Class shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, may not exceed 5% of the net assets of the Portfolio immediately after the transaction.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange, depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of Institutional Class shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

The Portfolio's Institutional Class shares are designed for long-term investors and is not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of the Portfolio's Institutional Class shares can disrupt portfolio management strategies, harm performance and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition, the nature of the Portfolio's holdings may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the Portfolio's holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market timing”). Such delays may occur because the Portfolio has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Portfolio calculates its net asset value. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the Portfolio calculates its net asset value. There is a possibility that arbitrage market timing may

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dilute the value of the Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring and purchase blocking procedures; and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolio's Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to the Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in the Portfolio's Institutional Class shares, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in the Portfolio's Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in the Portfolio's Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolio (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the

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Portfolio’s Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which the Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in the Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolio. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolio’s securities. Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in the Portfolio's Institutional Class shares may occur. The Portfolio does not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The net asset value of each class of the Portfolio is generally calculated on days that the NYSE is open for trading. The net asset value per share of each class of the Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the Portfolio. The Portfolio generally accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

20

Securities held by the Portfolio will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolio (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolio values the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

The value of the securities and other assets of the Portfolio for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by the Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent that the Portfolio holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to fair value pricing procedures approved by the Board than would a fund that holds a smaller number of securities.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolio is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not readily available as defined in Rule 2a-5, the swap agreement will be valued in good faith at fair value in accordance with procedures approved by the Board. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index.

PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” Institutional Class shares of the Portfolio will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the

21

Portfolio’s Institutional Class shares from investors. With respect to such investors, the Institutional Class shares of the Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or a Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase Institutional Class shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Portfolio arising out of such cancellation. The Fund reserves the right to redeem Institutional Class shares owned by any purchaser whose order is canceled to recover any resulting loss to the Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

When authorized by the Fund, certain financial institutions purchasing the Portfolio’s Institutional Class shares on behalf of customers or plan participants may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the Fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the Fund if payment is not received or delayed.

Exchange of Shares

Investors may exchange Institutional Class shares of the Portfolio for Institutional Class shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of Institutional Class shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if the Institutional Class shares of the Portfolio being acquired are registered in the investor’s state of residence.

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Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem Institutional Class shares of the Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding redemption procedures. The Portfolio will redeem Institutional Class shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem Institutional Class shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, the Portfolio may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming Institutional Class shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all Institutional Class shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for Institutional Class shares are not issued.

For redemption proceeds that are paid directly to an Institutional Class shareholder by the Portfolio, the Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to an Institutional Class shareholder, the Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of the Portfolio redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. The Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, the Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, the Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of the Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

The Fund reserves the right to redeem an account if the value of the Institutional Class shares in the Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional

23

investment in order to bring the value of the Institutional Class shares in the account for the Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for Institutional Class shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming Institutional Class shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors also may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.

Disclosure of Portfolio Holdings

The Portfolio generally will disclose up to 25 of its largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. The Portfolio also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolio’s policies and procedures. The Portfolio may, but is not required to, disclose a list of portfolio securities that generally would be included as proceeds in a redemption in-kind, as frequently as on a daily basis, online at the Advisor's public website. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolio.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolio may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolio will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand the Portfolio’s financial performance for the past five years or, if shorter, the period of the Portfolio’s operations as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s annual financial statements, are included in the Fund’s Form N-CSR filed with the SEC. Further information about the Portfolio’s performance is contained in the annual report, which is available upon request.

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Dimensional Investment Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Enhanced U.S. Large Company Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$14.76	$11.06	$10.36	$18.53	$14.06
Income from Investment Operations#
Net Investment Income (Loss)	0.67	0.54	0.33	0.15	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	2.36	3.67	0.68	(2.48)	5.49
Total from Investment Operations	3.03	4.21	1.01	(2.33)	5.59
Less Distributions:
Net Investment Income	(0.69)	(0.51)	(0.31)	(0.11)	(0.13)
Net Realized Gains	(0.01)	—	—	(5.73)	(0.99)
Total Distributions	(0.70)	(0.51)	(0.31)	(5.84)	(1.12)
Net Asset Value, End of Year	$17.09	$14.76	$11.06	$10.36	$18.53
Total Return	21.07%	38.62%	9.77%	(19.24%)	41.82%
Net Assets, End of Year (thousands)	$235,732	$218,511	$196,372	$258,641	$426,867
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.18%	0.18%	0.19%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	4.38%	4.01%	3.02%	1.26%	0.59%
Portfolio Turnover Rate	86%	49%	19%	118%	70%

# Computed using average shares outstanding.

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Other Available Information

You can find more information about the Fund and the Portfolio in the Portfolio’s SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolio’s investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

In Form N-CSR, you will find the Portfolio’s annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolio on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc.—Registration No. 811-3258

Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-001C

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Cap Value Portfolio (DFLVX)

U.S. Large Cap Value Portfolio III (DFUVX)

DFA International Value Portfolio III (DFVIX)

This Prospectus describes the Institutional Class shares of each Portfolio which:
Are for long-term investors.
Are exclusively available to 401(k) plans, clients of certain financial advisers and other institutional clients, as approved by the Advisor.
Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

U.S. Large Cap Value Portfolio

Investment Objective

The investment objective of the U.S. Large Cap Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation. The Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The U.S. Large Cap Value Series (the “U.S. Value Series” or the “Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.29%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.32%
Fee Waiver and/or Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.22%

[1]

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example reflects the aggregate annual operating expenses of the Portfolio and its portion of the expenses of the Series. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

1

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Series' portfolio turnover rate was 8% of the average value of its investment portfolio.

Principal Investment Strategies

The U.S. Large Cap Value Portfolio pursues its investment objective by investing substantially all of its assets in the U.S. Value Series. To achieve the Portfolio’s and the Series’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Value Series is designed to purchase a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to be lower relative price stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Series than companies with relatively lower market capitalizations. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Value Series will invest at least 80% of its net assets in securities of large cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Series, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Value Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Value Series and the U.S. Large Cap Value Portfolio each may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series or Portfolio.

The U.S. Value Series may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a

2

fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

3

U.S. Large Cap Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025
Highest Quarter	Lowest Quarter
18.52% 2020, Q4	-31.52% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Large Cap Value Portfolio
Return Before Taxes	16.36%	12.03%	10.64%
Return After Taxes on Distributions	15.85%	11.17%	9.58%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.00%	9.43%	8.46%
Russell 1000® Value Index
(reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio and the Series. The following individuals are responsible for leading the day-to-day management of the Portfolio and the Series:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders

4

that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

5

U.S. Large Cap Value Portfolio III

Investment Objective

The investment objective of the U.S. Large Cap Value Portfolio III (the “Portfolio”) is to achieve long-term capital appreciation. The Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The U.S. Large Cap Value Series (the “U.S. Value Series” or the “Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.21%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.24%
Fee Waiver and/or Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.14%

[1]

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example reflects the aggregate annual operating expenses of the Portfolio and its portion of the expenses of the Series. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Series' portfolio turnover rate was 8% of the average value of its investment portfolio.

6

Principal Investment Strategies

The Portfolio pursues its investment objective by investing substantially all of its assets in the U.S. Value Series. To achieve the Portfolio’s and the Series’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Value Series is designed to purchase a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to be lower relative price stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Series than companies with relatively lower market capitalizations. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Value Series will invest at least 80% of its net assets in securities of large cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the Series, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Value Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Value Series and the Portfolio each may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series or Portfolio.

The U.S. Value Series may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

7

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

8

U.S. Large Cap Value Portfolio III Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
18.50% 2020, Q4	-31.47% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Large Cap Value Portfolio III
Return Before Taxes	16.43%	12.13%	10.77%
Return After Taxes on Distributions	15.91%	11.00%	9.42%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.05%	9.45%	8.46%
Russell 1000® Value Index
(reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio and the Series. The following individuals are responsible for leading the day-to-day management of the Portfolio and the Series:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only (i) to deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), (including the deferred

9

compensation plan sponsored by the Advisor or its affiliates), (ii) to clients of certain financial advisors, and (iii) to other institutional clients, in each case as approved by the Advisor. Provided that shares of the Portfolio are available under an employer’s plan, or through an institution or financial advisor, shares may be purchased by following the procedures adopted by the respective employer, institution or financial adviser, as approved by the Advisor. The Portfolio does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer’s plan, institution or financial adviser imposes a minimum transaction requirement. All investments are subject to approval of the Advisor. An investor who desires to redeem shares of the Portfolio must furnish a redemption request to its financial adviser or to the service agent designated under a 401(k) plan (or to an intermediary or a sub-designee, if applicable) in the form required by such financial adviser or service agent.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

10

DFA International Value Portfolio III

Investment Objective

The investment objective of the DFA International Value Portfolio III (the “International Value Portfolio” or the “Portfolio”) is to achieve long-term capital appreciation. The International Value Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The DFA International Value Series (the “International Value Series” or the “Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.41%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.44%
Fee Waiver and/or Expense Reimbursement	0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.24%

[1]

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example reflects the aggregate annual operating expenses of the Portfolio and its portion of the expenses of the Series. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in

11

the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Series' portfolio turnover rate was 13% of the average value of its investment portfolio.

Principal Investment Strategies

The International Value Portfolio invests substantially all of its assets in the International Value Series. To achieve the Portfolio’s and Series’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The International Value Series is designed to purchase securities of large non-U.S. companies in countries with developed markets that the Advisor determines to be lower relative price stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Series than companies with relatively lower market capitalizations. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap value segment of developed ex U.S. markets. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The International Value Series intends to purchase securities of large companies associated with developed market countries that the Advisor has designated as approved markets. The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Series invests. Based on market capitalization data as of December 31, 2025, for the Series, the market capitalization of a large company in any country or region in which the Series invests would be $1,852 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the International Value Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The International Value Series may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Series and the International Value Portfolio each may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series or Portfolio. Because many of the Series’ and Portfolio’s investments may be denominated in foreign currencies, the Series and the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The International Value Series may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a

12

fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Series does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

13

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA International Value Portfolio III Institutional Class Shares —Total Returns

January 2016-December 2025
Highest Quarter	Lowest Quarter
22.17% 2020, Q4	-31.94% 2020, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA International Value Portfolio III
Return Before Taxes	45.26%	15.99%	10.45%
Return After Taxes on Distributions	43.57%	14.84%	9.42%
Return After Taxes on Distributions and Sale of Portfolio Shares	27.65%	12.62%	8.28%
MSCI World ex USA Value Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	42.23%	13.94%	9.16%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio and the Series. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Series. The following individuals are responsible for leading the day-to-day management of the Portfolio and the Series:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only (i) to deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), (including the deferred compensation plan sponsored by the Advisor or its affiliates), (ii) to clients of certain financial advisors, and (iii) to other institutional clients, in each case as approved by the Advisor. Provided that shares of the Portfolio are available under an employer’s plan, or through an institution or financial advisor, shares may be purchased by following the procedures adopted by the respective employer, institution or financial adviser, as approved by the Advisor. The Portfolio does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer’s plan, institution or financial adviser imposes a minimum transaction requirement. All investments are subject to approval of the Advisor. An investor who desires to redeem shares of the Portfolio must furnish a redemption request to its financial adviser or to the service agent designated under a 401(k) plan (or to an intermediary or a sub-designee, if applicable) in the form required by such financial adviser or service agent.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

15

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

16

Additional Information on Investment Objectives and Policies

The two investment companies described in this Prospectus offer a variety of investment portfolios. Each Portfolio has its own investment objective and policies, and is the equivalent of a separate mutual fund. The U.S. Large Cap Value Portfolio is offered by DFA Investment Dimensions Group Inc. The U.S. Large Cap Value Portfolio III and DFA International Value Portfolio III are offered by Dimensional Investment Group Inc. DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. are collectively referred to herein as the “Fund.” The Portfolios described in this Prospectus are designed for long-term investors.

U.S. Large Cap Value Portfolio
U.S. Large Cap Value Portfolio III

The investment objective of each of the U.S. Large Cap Value Portfolio and the U.S. Large Cap Value Portfolio III (each, a "U.S. Value Portfolio" and together, the “U.S. Value Portfolios”) is to achieve long-term capital appreciation. Each U.S. Value Portfolio is a Feeder Portfolio and pursues its investment objective by investing substantially all of its assets in the U.S. Value Series of the Trust, which has the same investment objective and policies as each U.S. Value Portfolio. Ordinarily, the U.S. Value Series will invest its assets in a broad and diverse group of readily marketable securities of large U.S. companies which the Advisor determines to be lower relative price stocks at the time of purchase. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value (a “price to book ratio”). In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The U.S. Value Series will purchase securities that are listed on the U.S. national securities exchanges.

On not less than a semi-annual basis, the Advisor will calculate price to book ratios and review total market capitalization to determine those companies whose stock may be eligible for investment for the U.S. Value Series. Generally, the U.S. Value Series does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

The U.S. Value Series may sell portfolio securities when the issuer’s market capitalization falls below that of the issuer with the minimum market capitalization that is then eligible for purchase by the Series. In addition, the U.S. Value Series may sell portfolio securities when their price to book ratios rise above those of the security with the highest such ratio that is then eligible for purchase by the Series.

The total market capitalization range and the value criteria used by the Advisor for the U.S. Value Series, as described above, generally apply at the time of purchase. The U.S. Value Series is not required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions” in this Prospectus.

The U.S. Value Series may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the U.S. Value Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

DFA International Value Portfolio III

The investment objective of the International Value Portfolio is to achieve long-term capital appreciation. The Portfolio invests substantially all of its assets in the International Value Series of the Trust, which has the same investment objective and policies as the Portfolio. The International Value Series seeks to achieve its objective by purchasing in the securities of large non-U.S. companies which the Advisor determines to be lower relative price stocks at the time of the purchase. The Advisor may overweight certain stocks, including smaller companies, lower

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relative price stocks, and/or higher profitability stocks within the large-cap value segment of developed ex U.S. markets. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors, such as price to cash flow or price to earnings ratios. The Advisor may also adjust the representation in the International Value Series of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As of the date of this Prospectus, the International Value Series may invest in securities of large companies associated with Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (collectively, the “Approved Markets”). The Investment Committee of the Advisor also may authorize other countries for investment in the future, in addition to the Approved Markets listed above. In addition, the International Value Series may continue to hold securities of developed market countries that are not listed above as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

Under normal market conditions, the International Value Series intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries.

In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalization. The Advisor then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the International Value Series with respect to each country or region. Based on market capitalization data as of December 31, 2025, for the International Value Series, the market capitalization of a large company in any country or region in which the International Value Series invests would be $1,852 million or above. This threshold will vary by country or region. For example, based on market capitalization data as of December 31, 2025, the Advisor would consider a large company in the European Economic Monetary Union (EMU) to have a market capitalization of at least $13,667 million, a large company in Norway to have a market capitalization of at least $1,934 million and a large company in Switzerland to have a market capitalization of at least $16,226 million. These thresholds will change due to market conditions.

The value criteria used by the Advisor for the International Value Series, as described above, generally apply at the time of purchase by the International Value Series. The International Value Series is not required to dispose of a security if the security’s issuer does not meet current value criteria. Securities which do meet the value criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions” in this Prospectus.

The International Value Series does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the International Value Series do pay dividends. It is anticipated, therefore, that the International Value Series will receive dividend income.

The International Value Series may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the International Value Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

APPROVED MARKETS

The International Value Series invests in securities of Approved Markets (as identified above) listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary

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Receipts (“ADRs”), or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. The International Value Series will consider for purchase securities that are associated with an Approved Market (“Approved Market Securities”) under the following conditions. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in the International Value Portfolio’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. The International Value Series also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities. Although the Advisor does not intend to purchase securities not associated with an Approved Market, the International Value Series may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the International Value Series from time to time.

PORTFOLIO TRANSACTIONS

In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor’s judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policies of each Portfolio and Master Fund.

In attempting to respond to adverse market, economic, political, or other considerations, a Portfolio or Master Fund may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s or Master Fund's principal investment strategies. In these circumstances, the Portfolio or Master Fund (and in turn, its corresponding Feeder Portfolio) may be unable to achieve its investment objective.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in a Portfolio will fluctuate, there is the risk that you will lose money. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolios.

	U.S. Large Cap Value Portfolio	U.S. Large Cap Value Portfolio III	DFA International Value Portfolio III
Cyber Security Risk	X	X	X
Depositary Receipts Risk			X
Derivatives Risk	X	X	X
Equity Market Risk	X	X	X
Foreign Securities and Currencies Risk			X

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	U.S. Large Cap Value Portfolio	U.S. Large Cap Value Portfolio III	DFA International Value Portfolio III

Geographic Focus Risk			X
Operational Risk	X	X	X
Profitability Investment Risk	X	X	X
Securities Lending Risk	X	X	X
Value Investment Risk	X	X	X

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk: Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, a fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade

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regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters. Information about the countries in which the fund invested and the level of investment is available on the fund's website, and on the fund's Forms N-PORT and N-CSR filed with the SEC.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio and Master Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios and Master Funds described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios and Master Funds.

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Securities Loans

The Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund’s investment objective. For information concerning the revenue from securities lending see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33⅓% of the value of a Master Fund’s total assets, which includes the value of collateral received. To the extent a Master Fund loans a portion of its securities, the Master Fund will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Master Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. Each Master Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, a Master Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest, or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolio’s Statement of Additional Information (the “SAI”) for a further discussion of the tax consequences related to securities lending. Each Master Fund will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Master Fund knows that a material event will occur. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “PRINCIPAL RISKS—Securities Lending Risk” for a discussion of the risks related to securities lending.

Securities Lending Revenue

During the fiscal year ended October 31, 2025, the following Portfolios received the following net revenues from a securities lending program (see “Securities Loans”), which constituted a percentage of the average daily net assets of each Portfolio as follows:

Portfolio*	Net Revenue**	Percentage of Net Assets
U.S. Large Cap Value Portfolio	$474,111	0.00%
U.S. Large Cap Value Portfolio III	$74,199	0.00%
International Value Portfolio III	$791,315	0.03%

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* Each Portfolio has a corresponding Master Fund that is taxed as a partnership. “Net Revenue” reflects the proportional share of the securities lending revenue generated by the Master Fund that was received by the Portfolio.

** The amounts included in the table above may differ from the amounts disclosed in the Portfolios’ annual financial statements due to timing differences, reconciliations, and certain other adjustments.

Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios and Master Funds. Pursuant to an Investment Management Agreement with the Fund and Master Trust on behalf of each Portfolio and Master Fund, the Advisor

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is responsible for the management of each of the Portfolio’s and Master Fund's assets. With respect to an Investment Management Agreement with each Portfolio, the Advisor manages the portion of each Portfolio’s assets that are retained by the Portfolio for direct investment and, at its discretion, may make a determination to withdraw a Portfolio’s investment from its corresponding Master Fund to invest in another Master Fund or manage all the Portfolio's assets directly if the Advisor believes it is in the best interests of the Portfolio and its shareholders to do so. As of the date of this Prospectus, each Portfolio invests substantially all of its assets in its corresponding Master Fund. Each of the Portfolios and Master Funds is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios and Master Funds are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolios and Master Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the International Value Portfolio since 2010 and the U.S. Value Portfolios since 2012.

Mr. Schneider is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Advisor in 2011, has been a portfolio manager since 2013, and has been responsible for the International Value Portfolio since 2022.

Mr. Hertzer is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Hertzer holds an MBA from the University of California, Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined the Advisor in 2013, has been a portfolio manager since 2016, and has been responsible for the U.S. Value Portfolios since 2022.

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the U.S. Value Portfolios since 2024.

Mr. McAndrews is a Vice President and Senior Portfolio Manager of the Advisor. Mr. McAndrews holds an MBA from Columbia University, an MA from Norwich University, and a BS from the United States Naval Academy. Mr. McAndrews joined the Advisor in 2015, has been a portfolio manager since 2015, and has been responsible for the International Value Portfolio since 2025.

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Portfolio shares.

The Advisor and, with respect to the International Value Series, Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), provide each Portfolio and Master Fund with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors of the Fund (the “Board”) and Board of Trustees of the Master Trusts approving the Investment Management Agreement with respect to each Portfolio and Master Fund is available in the semi-annual

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Form N-CSR report for the Portfolios and the Master Funds for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund and Master Funds bear all of their own fees, expenses, charges, assessments, taxes, and other costs incurred in their operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested trustees/directors, fees and expenses of disinterested trustees/ directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and trustees/directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver Agreements for certain portfolios of the Fund. Expenses allocable to a particular portfolio of the Fund are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are borne by each portfolio on the basis of its relative net assets.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by each Portfolio for the services provided by the Advisor for the fiscal year ended October 31, 2025. The “Management Fee” listed in the table for each Feeder Portfolio includes the investment management fees that were payable to the Advisor by the Portfolio and the Portfolio’s Master Fund. The Advisor, not the International Value Series, compensates the sub-advisors.

Sub-Advisors

The Advisor has entered into Sub-Advisory Agreements with DFAL and DFA Australia, respectively, with respect to the International Value Series. Pursuant to the terms of each Sub-Advisory Agreement, DFAL and DFA Australia each have the authority and responsibility to select brokers or dealers to execute securities transactions for the International Value Series. Each Sub-Advisor’s duties include the maintenance of a trading desk and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor will review the holdings of the International Value Series and review the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities that are eligible for purchase and sale by the International Value Series and may delegate this task, subject to its own review, to DFAL and DFA Australia. DFAL and DFA Australia maintain and furnish to the Advisor information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by the International Value Series, as well as making recommendations and elections on corporate actions. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Manager of Managers Structure

The Advisor, the Fund, and, on behalf of the Master Funds, the Trust, have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and

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terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). A Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the DFA International Value Portfolio III or its Master Fund (the "MOM-Eligible Portfolios"). As described above, DFA Australia and/or DFAL, each a Dimensional Wholly-Owned Sub-advisor, currently serve as sub-advisors to the Master Fund. If a new Dimensional Wholly-Owned Sub-advisor is hired for a MOM-Eligible Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling a MOM-Eligible Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to a MOM-Eligible Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to a MOM-Eligible Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set a MOM-Eligible Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of a MOM-Eligible Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with a MOM-Eligible Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a MOM-Eligible Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of each Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of each Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

FEE WAIVER AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver Agreement for each Portfolio (each, a "Fee Waiver Agreement"), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Institutional Class of a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Short Term Series, to the rate listed below as a percentage of the average net assets of the Institutional Class of a Portfolio on an annualized basis.

Portfolio	Total Management Fee Limit
U.S. Large Cap Value Portfolio	0.19%
U.S. Large Cap Value Portfolio III	0.11%
DFA International Value Portfolio III	0.21%

Each Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund.

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Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of a Portfolio are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. Dividends and distributions paid to a qualified, tax-advantaged retirement plan, such as a 401(k) plan, accumulate free of federal income taxes. In addition, the sale or redemption by a tax-advantaged retirement plan of a Portfolio’s shares will not be subject to federal income taxes. However, the beneficiaries of such tax-advantaged retirement plans may be taxed later upon withdrawal of monies from their accounts. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Also, unless otherwise indicated, the discussion below with respect to a Portfolio includes its pro rata share of its corresponding Master Fund’s income and assets.

In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by a Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the

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Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

The Board of Trustees of a Master Fund reserves the right to change the entity classification of a Master Fund for U.S. federal income tax purposes at any time, as may be permitted or required under the Code. For instance, the Board might cause a Master Fund that is classified as a partnership to elect to be classified as a corporation and taxable as a regulated investment company or disregarded entity (if it has one shareholder) or vice versa. Such a change in entity classification may be prompted by, among other things, changes in law, the investment strategy of a Master Fund, or the nature and number of shareholders of a Master Fund or other factors or events adversely affecting the ability of a Master Fund to comply with the Code. A change in entity classification of a Master Fund may be a taxable event, causing the Master Fund and shareholders of the Master Fund that are subject to tax to recognize a taxable gain or loss. Such a change in entity classification would also cause the shareholders of the Master Fund to be subject to a different taxation regime, which may adversely affect some shareholders depending upon their particular circumstances.

Sale or Redemption of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of a Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

A Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S.

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withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

U.S. Large Cap Value Portfolio

Cash Purchases

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of the U.S. Large Cap Value Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a financial intermediary should contact such intermediary with regard to purchase instructions. The Portfolio’s Institutional Class shares generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Portfolio generally is available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The

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transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Institutional Class shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

U.S. Large Cap Value Portfolio III
DFA International Value Portfolio III

Institutional Class shares of the U.S. Large Cap Value Portfolio III and DFA International Value Portfolio III are sold only (i) to deferred compensation plans which are exempt from taxation under section 401(k) of the Code (including, with respect to the International Value Portfolio, the deferred compensation plan sponsored by the Advisor or its affiliates), (ii) to clients of certain financial advisers and (iii) to other institutional clients, in each case as approved by the Advisor. Provided that Institutional Class shares of the Portfolios are available under an employer’s 401(k) plan, such shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Institutional Class shares are available through the service agent designated under the employer’s plan. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer’s plan imposes a minimum transaction requirement. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Institutional Class shares of any Portfolio.

Investors who are clients of financial advisers should contact their financial adviser with respect to a proposed investment and then follow the procedures adopted by the financial adviser for making purchases. Institutional Class shares that are purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions. Clients of financial advisers may also be subject to investment advisory fees under their own arrangements with their financial advisers.

All Portfolios

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, Portfolios may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

IN-KIND PURCHASES

If accepted by the Fund, Institutional Class shares of a Portfolio may be purchased in exchange for securities that are eligible for acquisition by its corresponding Master Fund or otherwise represented in the portfolios of the Master Fund as described in this Prospectus or as otherwise consistent with the Fund’s policies and procedures. Shares may also be purchased in exchange for local currencies in which such securities of the International Value Series are denominated. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by

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the investor upon receipt from the issuer. Investors who desire to purchase shares of the International Value Portfolio with local currencies should first contact the Advisor.

The Fund will not accept securities in exchange for Institutional Class shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the corresponding Master Fund and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the corresponding Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of Institutional Class shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

Each Portfolio’s Institutional Class shares are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of a Portfolio’s Institutional Class shares can disrupt portfolio management strategies, harm performance, and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition, the nature of the holdings of the Master Fund in which the International Value Portfolio invests may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the Master Fund’s holdings and the reflection of those changes in the International Value Portfolio’s net asset value (called “arbitrage market timing”). Such delays may occur because International Value Portfolio’s Master Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Master Fund and Portfolio calculate their net asset values. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the International Value Portfolio and its Master Fund calculate their net asset values. There is a possibility that arbitrage market timing may dilute the value of the International Value Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board and the Board of Trustees of the Trust (collectively referred to in this section as the “Board”) have adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Portfolios: (i) trade activity monitoring and purchase blocking procedures, and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios’ Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in a Portfolio’s Institutional Class shares, and accounts under common ownership, influence or control.

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In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Portfolio’s Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in a Portfolio’s Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolios (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolios’ Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio/Master Fund and the redemption is consistent with the interests of the remaining shareholders of the Portfolio/Master Fund.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement

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this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in a Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolios and Master Funds. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolios’ securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in a Portfolio’s Institutional Class shares may occur. The Portfolios and Master Funds do not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The following discussion applies to each Portfolio and its corresponding Master Fund. The value of each class of shares of the Portfolios will fluctuate in relation to the investment experience of the Master Fund in which such Portfolios invest. The net asset value per share of each class of a Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the respective Portfolio. Each Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolios (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolios that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolios value the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is

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used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

As of the date of this Prospectus, the Portfolios holding foreign equity securities will also fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally 4:00 p.m. ET) and the time that the net asset values of the Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Portfolios price their shares at the close of the NYSE, the Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Portfolios use fair value pricing, the values assigned to the Portfolios’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Advisor monitors the operation of the method used to fair value price the Portfolios’ foreign investments.

The net asset value per share of the Portfolios are expressed in U.S. dollars by translating the net assets of the Portfolios using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since the Portfolios own securities that are primarily traded in foreign markets which may trade on days when the Portfolios do not price their shares, the net asset value of the Portfolios may change on days when shareholders will not be able to purchase or redeem shares.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

PUBLIC OFFERING PRICE

Provided that a transfer agent (with respect to the U.S. Large Cap Value Portfolio) or a financial advisor or the service agent designated under a 401(k) Plan (with respect to the U.S. Large Cap Value Portfolio III and DFA International Value Portfolio III) has received the investor’s order or instructions, as applicable, in good order, Institutional Class shares of the Portfolios will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order or instructions. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolios’ Institutional Class shares from investors. With respect to such investors, the Institutional Class shares of a Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or a Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). If an order to purchase Institutional Class shares must be canceled due to non-payment, the purchaser will be responsible for any

33

loss incurred by a Portfolio arising out of such cancellation. The Fund reserves the right to redeem Institutional Class shares owned by any purchaser whose order is canceled to recover any resulting loss to a Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

When authorized by the Fund, certain financial institutions purchasing the U.S. Large Cap Value Portfolio’s Institutional Class shares on behalf of customers or plan participants may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the Fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the Fund if payment is not received or delayed.

Exchange of Shares

U.S. Large Cap Value Portfolio

Investors may exchange Institutional Class shares of the U.S. Large Cap Value Portfolio for Institutional Class shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund that may be offered in an exchange.

U.S. Large Cap Value Portfolio III
International Value Portfolio III

An investor who is a client of a financial adviser may exchange Institutional Class shares of one Portfolio for those of another Portfolio described in this Prospectus or a portfolio of the Fund, by first contacting its financial adviser and completing the documentation required by the financial adviser. Exchanges are accepted only into those portfolios of the Fund that are eligible for the exchange privilege of the Fund. In addition, exchanges are not accepted into or from the International Value Portfolio. Investors should contact their financial advisor for a list of those portfolios of the Fund that accept exchanges.

An investor who has invested through an employer’s 401(k) plan may exchange shares of other eligible Fund portfolios that are offered through the plan by completing the necessary documentation as required by the service agent designated under the employer’s plan and the Advisor. Please contact the service agent of your plan for further information.

All Portfolios

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Fund, the exchange privilege may be terminated and any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

With respect to shares held by clients of financial advisers, the redemption and purchase prices of Institutional Class shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received an Exchange Form in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the

34

shares; and if a Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if stock certificates have not been issued and the Institutional Class shares of the Portfolio being acquired are registered in the investor’s state of residence.

With respect to Institutional Class shares held under a 401(k) plan, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the plan’s service agent has received appropriate instructions in the form required by such service agent plus any applicable reimbursement fee on purchases by exchange, and provided that such service agent has provided proper documentation to the Advisor.

There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

Redemption of Shares

REDEMPTION PROCEDURES

Investors who desire to redeem Institutional Class shares of the U.S. Large Cap Value Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the U.S. Large Cap Value Portfolio through a financial intermediary should contact their financial intermediary regarding redemption procedures. An investor who desires to redeem Institutional Class shares of the U.S. Large Cap Portfolio III or DFA International Value Portfolio III must furnish a redemption request to its financial adviser or to the service agent designated under a 401(k) plan (or to an intermediary or a sub-designee, if applicable) in the form required by such financial adviser or service agent.

The Portfolio will redeem Institutional Class shares at the net asset value of such shares next determined after receipt of a written request for redemption in good order by the Fund’s transfer agent (or by an Intermediary or Sub-designee, if applicable). “Good order” means that the request to redeem Institutional Class shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if a Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor’s or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to Market close on the redemption date.

Under certain conditions, Portfolios may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming Institutional Class shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all Institutional Class shares in an account will result in the account being closed. A new Account Registration Form may be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for Institutional Class shares are not issued.

For redemption proceeds that are paid directly to an Institutional Class shareholder by a Portfolio, each Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to

35

an intermediary for transmittal to an Institutional Class shareholder, each Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. A Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit. In addition, as described below, a Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

With respect to each Portfolio, the Fund reserves the right to redeem an account if the value of the Institutional Class shares in a specific account is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days before the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the Institutional Class shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for Institutional Class shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

REDEMPTIONS IN-KIND

When in the best interest of a Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming Institutional Class shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. The International Value Series reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may also incur brokerage charges and other transaction costs selling such securities and converting such currencies to dollars. Also, the value of currencies may be affected by currency exchange fluctuations.

The Feeder Portfolios

Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact The DFA Investment Trust Company at 6300 Bee Cave Road, Building One, Austin, TX 78746, (512) 306-7400 for information about the availability of investing in a Master Fund other than through a Portfolio.

The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as

36

increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund’s security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, it may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio’s assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio’s shareholders as described in “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.”

Disclosure of Portfolio Holdings

Each Portfolio and its respective Master Fund generally will disclose up to 25 of the Master Fund's largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio or Master Fund, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. Each Portfolio and its respective Master Fund also generally will disclose the Master Fund's complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolios’ and Master Funds' policies and procedures. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios and Master Funds.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund's Form N-CSR filed with the SEC. Further information about each Portfolio’s performance is contained in the annual report, which is available upon request.

37

DFA Investment Dimensions Group Inc.

Financial Highlights
(for a share outstanding throughout each period)

	U.S. Large Cap Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$50.32	$40.06	$42.28	$45.91	$31.40
Income from Investment Operations#
Net Investment Income (Loss)	1.06	1.00	0.96	0.91	0.76
Net Gains (Losses) on Securities (Realized and Unrealized)	3.66	10.91	(1.27)	(2.50)	14.46
Total from Investment Operations	4.72	11.91	(0.31)	(1.59)	15.22
Less Distributions:
Net Investment Income	(0.97)	(0.91)	(0.87)	(0.82)	(0.71)
Net Realized Gains	—	(0.74)	(1.04)	(1.22)	—
Total Distributions	(0.97)	(1.65)	(1.91)	(2.04)	(0.71)
Net Asset Value, End of Year	$54.07	$50.32	$40.06	$42.28	$45.91
Total Return	9.51%	30.21%	(0.89%)	(3.54%)	48.68%
Net Assets, End of Year (thousands)	$24,058,152	$24,540,594	$21,162,196	$23,294,887	$25,309,703
Ratio of Expenses to Average Net Assets*	0.22%	0.23%	0.22%	0.21%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)*	0.32%	0.33%	0.32%	0.31%	0.33%
Ratio of Net Investment Income to Average Net Assets	2.07%	2.13%	2.27%	2.09%	1.80%
Portfolio Turnover Rate	8%	9%	13%	10%	10%

# Computed using average shares outstanding.

* Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund.

38

Dimensional Investment Group Inc.

Financial Highlights
(for a share outstanding throughout each period)

	U.S. Large Cap Value Portfolio III
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$32.31	$26.22	$27.98	$30.93	$21.17
Income from Investment Operations#
Net Investment Income (Loss)	0.69	0.67	0.65	0.63	0.54
Net Gains (Losses) on Securities (Realized and Unrealized)	2.37	7.06	(0.83)	(1.65)	9.74
Total from Investment Operations	3.06	7.73	(0.18)	(1.02)	10.28
Less Distributions:
Net Investment Income	(0.64)	(0.61)	(0.59)	(0.57)	(0.52)
Net Realized Gains	—	(1.03)	(0.99)	(1.36)	—
Total Distributions	(0.64)	(1.64)	(1.58)	(1.93)	(0.52)
Net Asset Value, End of Year	$34.73	$32.31	$26.22	$27.98	$30.93
Total Return	9.60%	30.34%	(0.82%)	(3.47%)	48.78%
Net Assets, End of Year (thousands)	$3,963,388	$3,698,103	$3,273,829	$3,545,060	$4,318,193
Ratio of Expenses to Average Net Assets*	0.14%	0.14%	0.14%	0.13%	0.14%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)*	0.24%	0.24%	0.24%	0.23%	0.24%
Ratio of Net Investment Income to Average Net Assets	2.15%	2.22%	2.35%	2.16%	1.89%
Portfolio Turnover Rate	8%	9%	13%	10%	10%

# Computed using average shares outstanding.

* Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund.

39

Dimensional Investment Group Inc.

Financial Highlights
(for a share outstanding throughout each period)

	DFA International Value Portfolio III
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$18.24	$15.63	$13.92	$16.95	$11.57
Income from Investment Operations#
Net Investment Income (Loss)	0.75	0.68	0.70	0.68	0.55
Net Gains (Losses) on Securities (Realized and Unrealized)	4.99	2.72	1.68	(2.99)	5.33
Total from Investment Operations	5.74	3.40	2.38	(2.31)	5.88
Less Distributions:
Net Investment Income	(0.79)	(0.79)	(0.67)	(0.72)	(0.50)
Total Distributions	(0.79)	(0.79)	(0.67)	(0.72)	(0.50)
Net Asset Value, End of Year	$23.19	$18.24	$15.63	$13.92	$16.95
Total Return	32.03%	21.93%	17.03%	(13.87%)	51.07%
Net Assets, End of Year (thousands)	$3,238,759	$2,829,584	$2,670,902	$2,581,211	$3,406,586
Ratio of Expenses to Average Net Assets*	0.24%	0.25%	0.25%	0.24%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)*	0.44%	0.45%	0.45%	0.44%	0.45%
Ratio of Net Investment Income to Average Net Assets	3.77%	3.81%	4.31%	4.28%	3.48%
Portfolio Turnover Rate	13%	13%	13%	15%	9%

# Computed using average shares outstanding.

* Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund.

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Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’  SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc. (U.S. Large Cap Value Portfolio) - Registration No. 811-3258

Dimensional Investment Group Inc. (U.S. Large Cap Value Portfolio III and DFA International Value Portfolio III) - Registration No. 811-6067

Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-008

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC.

INTERNATIONAL

Large Cap International Portfolio (DFALX)

DFA International Value Portfolio (DFIVX)

International Core Equity 2 Portfolio (DFIEX)

Global Small Company Portfolio (DGLIX)

International Small Company Portfolio (DFISX)

Japanese Small Company Portfolio (DFJSX)

Asia Pacific Small Company Portfolio (DFRSX)

United Kingdom Small Company Portfolio (DFUKX)

Continental Small Company Portfolio (DFCSX)

DFA International Real Estate Securities Portfolio (DFITX)

DFA Global Real Estate Securities Portfolio (DFGEX)

DFA International Small Cap Value Portfolio (DISVX)

International Vector Equity Portfolio (DFVQX)

International High Relative Profitability Portfolio (DIHRX)

World ex U.S. Value Portfolio (DFWVX)

World ex U.S. Core Equity Portfolio (DFWIX)

World Core Equity Portfolio (DREIX)

Selectively Hedged Global Equity Portfolio (DSHGX)

Emerging Markets Portfolio (DFEMX)

Emerging Markets Value Portfolio
(DFEVX)

Emerging Markets Targeted Value Portfolio (DEMGX)

Emerging Markets Small Cap Portfolio (DEMSX)

Emerging Markets Core Equity 2 Portfolio (DFCEX)

Emerging Markets ex China Core Equity Portfolio (DAADX)

This Prospectus describes the Institutional Class shares of each Portfolio which:
Are for long-term investors.
Are generally only available to institutional investors and clients of registered investment advisors.
Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Large Cap International Portfolio

Investment Objective

The investment objective of the Large Cap International Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.14%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.18%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the Large Cap International Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Large Cap International Portfolio is designed to purchase securities of large non-U.S. companies in countries or regions designated by the Advisor as an approved market for investment. The Advisor may consider a company’s size, relative price, and/or profitability relative to other eligible companies when making investment decisions for the Portfolio. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor will seek to set country weights based on the relative adjusted market capitalizations of eligible large companies within each eligible country.

The Large Cap International Portfolio intends to purchase securities of large non-U.S. companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of large cap companies in the particular markets in which the Portfolio invests. The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Portfolio invests. Based on market capitalization data as of December 31, 2025, for the Portfolio, the market capitalization of a large company in any country or region in which the Portfolio invests would be $1,852 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the Large Cap International Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Large Cap International Portfolio may gain exposure to companies in an approved market by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Large Cap International Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap International Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
17.27% 2020, Q2	-24.43% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Large Cap International Portfolio
Return Before Taxes	33.91%	10.12%	9.02%
Return After Taxes on Distributions	32.86%	9.33%	8.29%
Return After Taxes on Distributions and Sale of Portfolio Shares	20.70%	7.88%	7.20%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

DFA International Value Portfolio

Investment Objective

The investment objective of the DFA International Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation. The DFA International Value Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The DFA International Value Series (the “DFA International Value Series” or the “Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.45%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.48%
Fee Waiver and/or Expense Reimbursement	0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.28%

[1]

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example reflects the aggregate annual operating expenses of the Portfolio and its portion of the expenses of the Series. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Series' portfolio turnover rate was 13% of the average value of its investment portfolio.

Principal Investment Strategies

The DFA International Value Portfolio invests substantially all of its assets in the DFA International Value Series. To achieve the Portfolio’s and Series’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The DFA International Value Series is designed to purchase securities of large non-U.S. companies in countries with developed markets that the Advisor determines to be lower relative price stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Series than companies with relatively lower market capitalizations. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap value segment of developed ex U.S. markets. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The DFA International Value Series intends to purchase securities of large companies associated with developed market countries that the Advisor has designated as approved markets. The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Series invests. Based on market capitalization data as of December 31, 2025, for the Series, the market capitalization of a large company in any country or region in which the Series invests would be $1,852 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the DFA International Value Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The DFA International Value Series may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Series and the DFA International Value Portfolio each may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series or Portfolio. Because many of the Series’ and Portfolio’s investments may be denominated in foreign currencies, the Series and the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The DFA International Value Series may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Series does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA International Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
22.20% 2020, Q4	-31.98% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA International Value Portfolio
Return Before Taxes	45.21%	15.93%	10.33%
Return After Taxes on Distributions	43.56%	14.78%	9.29%
Return After Taxes on Distributions and Sale of Portfolio Shares	27.58%	12.56%	8.17%
MSCI World ex USA Value Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	42.23%	13.94%	9.16%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio and the Series. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Series. The following individuals are responsible for leading the day-to-day management of the Portfolio and the Series:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

International Core Equity 2 Portfolio

Investment Objective

The investment objective of the International Core Equity 2 Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.23%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the International Core Equity 2 Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The International Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with developed markets that have been authorized for investment by the Advisor’s Investment Committee (the “International Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the International Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The International Core Equity 2 Portfolio intends to purchase securities of companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization.

The Advisor may also increase or reduce the International Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The International Core Equity 2 Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The International Core Equity 2 Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S.

issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

International Core Equity 2 Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
18.70% 2020, Q2	-27.64% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
International Core Equity 2 Portfolio
Return Before Taxes	36.15%	10.38%	9.12%
Return After Taxes on Distributions	35.03%	9.56%	8.38%
Return After Taxes on Distributions and Sale of Portfolio Shares	22.06%	8.08%	7.27%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• William B. Collins-Dean, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Global Small Company Portfolio

Investment Objective

The investment objective of the Global Small Company Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.07%
Acquired Fund Fees & Expenses	0.22%
Total Annual Fund Operating Expenses	0.64%
Fee Waiver and/or Expense Reimbursement[1]	0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.42%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$43	$183	$335	$777

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% based on the weighted average portfolio turnover ratios of each of the Portfolio's underlying investments.

Principal Investment Strategies

The Global Small Company Portfolio is a “fund of funds,” which means the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”), although it has the ability to invest directly in securities and derivatives. To achieve the Portfolio’s and the Underlying Funds’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s and the Underlying Funds’ designs emphasize long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Global Small Company Portfolio is designed to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small companies in developed and emerging markets. The Portfolio pursues its investment objective by allocating substantially all of its assets among the following Underlying Funds: The Asia Pacific Small Company Series, The Canadian Small Company Series, The Continental Small Company Series, The Emerging Markets Small Cap Series, The Japanese Small Company Series, The United Kingdom Small Company Series (each a series of The DFA Investment Trust Company), and U.S. Small Cap Portfolio (a series of DFA Investment Dimensions Group Inc.).

When deciding allocations to the Underlying Funds, the Portfolio takes into account, among other factors, the aggregate market capitalizations and adjustments for free float of the eligible universe of securities within each region. Periodically, the Advisor will review the allocations for the Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders. Certain Underlying Funds invest in small companies using a market capitalization weighted approach in each country or region designated by the Advisor as an approved market for investment. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of an Underlying Fund than companies with relatively lower market capitalizations. The Portfolio and Underlying Funds may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the countries and/or regions in which the Portfolio and/or Underlying Funds are authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The Global Small Company Portfolio, directly or indirectly through its investment in the Underlying Funds, intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio, directly or indirectly through its investment in the Underlying Funds, invests approximately 62% of its net assets in U.S. companies. This percentage will change due to market conditions.

As a non-fundamental policy, under normal circumstances, the Global Small Company Portfolio, directly or through its investments in the Underlying Funds, will invest at least 80% of its net assets in securities of small companies. The Advisor determines the maximum market capitalization of a small company with respect to each country in which the Portfolio or Underlying Fund invests. In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Advisor then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the Portfolio or Underlying Fund with respect to each country or region. Based on market capitalization data as of December 31, 2025, for the Portfolio, the market capitalization of a small company in any country in which the Portfolio or its Underlying Funds invests would be below $16,226 million. This threshold will vary by country or region. For example, based on market capitalization data as of December 31, 2025, the Advisor would consider a small company in Switzerland to have a market capitalization below $16,226 million, a small company in the United States to have a market capitalization below $11,212 million, a small company in Norway to have a market capitalization below $1,934 million, and a small company in Japan to have a market capitalization below $3,311 million. These thresholds will change due to market conditions.

The Advisor may also increase or reduce the Global Small Company Portfolio’s and/or Underlying Funds’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Global Small Company Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

The Global Small Company Portfolio and each Underlying Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices of its approved markets or other equity market securities or indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Because many of the Portfolio’s and certain Underlying Funds’ investments may be denominated in foreign currencies, the Portfolio and certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Global Small Company Portfolio and Underlying Funds may lend their portfolio securities to generate additional income.

A summary of the investment strategies and policies of the Underlying Funds in which the Global Small Company Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES”.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Underlying Funds do not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.
Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Global Small Company Portfolio Institutional Class Shares —Total Returns

January 2018-December 2025

Highest Quarter	Lowest Quarter
24.12% 2020, Q4	-31.85% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
Global Small Company Portfolio
Return Before Taxes	15.76%	9.11%	8.61%	[1]
Return After Taxes on Distributions	15.30%	8.52%	8.10%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	9.64%	7.14%	6.89%	[1]
MSCI All Country World Small Cap Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	19.72%	7.29%	8.91%	[1]
MSCI All Country World IMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	22.06%	10.75%	11.59%	[1]

1.	Since inception January 18, 2017.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

International Small Company Portfolio

Investment Objective

The investment objective of the International Small Company Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Other Expenses	0.02%
Acquired Fund Fees & Expenses	0.12%
Total Annual Fund Operating Expenses	0.39%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% based on the weighted average portfolio turnover ratios of each of the Portfolio's underlying investments.

Principal Investment Strategies

The International Small Company Portfolio is a “fund of funds,” which means the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”), although it has the ability to invest directly in securities and derivatives.

To achieve the International Small Company Portfolio’s and the Underlying Funds’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s and the Underlying Funds’ designs emphasize long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The International Small Company Portfolio is designed to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Canadian, Japanese, United Kingdom, Continental European and Asia Pacific companies. The Portfolio also may have some exposure to small capitalization equity securities associated with other countries or regions. The Portfolio pursues its investment objective by investing substantially all of its assets in the following Underlying Funds: The Canadian Small Company Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series and The Continental Small Company Series of The DFA Investment Trust Company. Periodically, the Advisor will review the allocations for the Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders. Each Underlying Fund invests in small companies using a market capitalization weighted approach in each country or region designated by the Advisor as an approved market for investment. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of an Underlying Fund than companies with relatively lower market capitalizations. The Portfolio and Underlying Funds may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the countries and/or regions in which the Portfolio and/or Underlying Funds are authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. As a non-fundamental policy, under normal circumstances, the International Small Company Portfolio, through its investments in the Underlying Funds, will invest at least 80% of its net assets in securities of small companies.

The Advisor may also increase or reduce the International Small Company Portfolio’s and/or Underlying Funds’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The International Small Company Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

Each Underlying Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The International Small Company Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices of its approved markets or other equity market securities or indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Because many of the Portfolio’s and the Underlying Funds’ investments may be denominated in foreign currencies, the Portfolio and each Underlying Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The International Small Company Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

A summary of the investment strategies and policies of the Underlying Funds in which the International Small Company Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES”.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Underlying Funds do not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

International Small Company Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
21.00% 2020, Q2	-30.21% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
International Small Company Portfolio
Return Before Taxes	36.33%	8.92%	8.73%
Return After Taxes on Distributions	35.16%	7.93%	7.61%
Return After Taxes on Distributions and Sale of Portfolio Shares	22.09%	6.84%	6.79%
MSCI World ex USA Small Cap Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	34.07%	6.49%	8.05%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Japanese Small Company Portfolio

Investment Objective

The investment objective of the Japanese Small Company Portfolio (the “Portfolio”) is to achieve long-term capital appreciation. The Japanese Small Company Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The Japanese Small Company Series (the “Japanese Small Company Series” or the “Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.45%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.50%
Fee Waiver and/or Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.40%

[1]

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example reflects the aggregate annual operating expenses of the Portfolio and its portion of the expenses of the Series. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Series' portfolio turnover rate was 14% of the average value of its investment portfolio.

Principal Investment Strategies

The Japanese Small Company Portfolio is a feeder portfolio that invests substantially all of its assets in the Japanese Small Company Series. To achieve the Portfolio’s and the Series’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Japanese Small Company Series, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of small companies associated with Japan. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Series than companies with relatively lower market capitalizations. The Series may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small company segment of the Japanese market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Japanese Small Company Series will invest at least 80% of its net assets in securities of Japanese small companies. The Advisor first ranks eligible companies by market capitalization. The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Japan. Based on market capitalization data as of December 31, 2025, the Advisor would consider Japanese small companies to be those companies with a market capitalization below $3,311 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the Japanese Small Company Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Japanese Small Company Series may gain exposure to companies associated with Japan by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Series and the Japanese Small Company Portfolio each may purchase or sell futures contracts and options on futures contracts for Japanese equity securities and indices or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series or Portfolio. Because many of the Series’ and the Portfolio’s investments may be denominated in foreign currencies, the Series and the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Japanese Small Company Series may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Series does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Japan Market Risk: The performance of a fund that concentrates investments in Japan is expected to be closely tied to the social, political and economic conditions within Japan and to be more volatile than the performance of funds with more geographically diverse investments.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Japanese Small Company Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
13.25% 2022, Q4	-20.45% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Japanese Small Company Portfolio
Return Before Taxes	31.56%	7.21%	7.56%
Return After Taxes on Distributions	30.38%	6.06%	6.55%
Return After Taxes on Distributions and Sale of Portfolio Shares	19.31%	5.43%	5.91%
MSCI Japan Small Cap Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	28.70%	5.52%	7.02%
MSCI Japan Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	24.60%	6.60%	7.62%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio and the Series. DFA Australia Limited serves as the sub-advisor for the Series. The following individuals are responsible for leading the day-to-day management of the Portfolio and the Series:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Asia Pacific Small Company Portfolio

Investment Objective

The investment objective of the Asia Pacific Small Company Portfolio (the “Portfolio”) is to achieve long-term capital appreciation. The Asia Pacific Small Company Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The Asia Pacific Small Company Series (the “Asia Pacific Small Company Series” or the “Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.45%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.51%
Fee Waiver and/or Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.41%

[1]

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example reflects the aggregate annual operating expenses of the Portfolio and its portion of the expenses of the Series. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Series' portfolio turnover rate was 21% of the average value of its investment portfolio.

Principal Investment Strategies

The Asia Pacific Small Company Portfolio is a feeder portfolio that invests substantially all of its assets in the Asia Pacific Small Company Series. To achieve the Portfolio’s and the Series’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Asia Pacific Small Company Series, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of small companies associated with Australia, New Zealand and Pacific Rim Asian countries designated by the Advisor as approved markets for investment. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Series than companies with relatively lower market capitalizations. The Series may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small company segment of the region in which the Series is authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Asia Pacific Small Company Series will invest at least 80% of its net assets in securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries. The Advisor determines the maximum market capitalization of a small company with respect to each country in which the Series invests. Based on market capitalization data as of December 31, 2025, for the Series, the market capitalization of a small company in any country in which the Series invests would be below $6,817 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the Asia Pacific Small Company Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Asia Pacific Small Company Series may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Series and the Asia Pacific Small Company Portfolio each may purchase or sell futures contracts and options on futures contracts for Asia Pacific equity securities and indices or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series or Portfolio. Because many of the Series’ and the Portfolio’s investments may be denominated in foreign currencies, the Series and the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Asia Pacific Small Company Series may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Series does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Asia Pacific Market Risk: The performance of a fund that concentrates investments in Asia Pacific countries is expected to be closely tied to the social, political and economic conditions within such Asia Pacific countries and to be more volatile than the performance of funds with more geographically diverse investments.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Asia Pacific Small Company Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
28.75% 2020, Q2	-31.85% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Asia Pacific Small Company Portfolio
Return Before Taxes	34.75%	5.57%	7.05%
Return After Taxes on Distributions	32.54%	3.44%	5.31%
Return After Taxes on Distributions and Sale of Portfolio Shares	20.95%	3.70%	5.03%
MSCI Pacific ex Japan Small Cap Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	29.33%	4.62%	7.23%
MSCI Pacific ex Japan Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	20.62%	5.74%	7.34%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio and the Series. DFA Australia Limited serves as the sub-advisor for the Series. The following individuals are responsible for leading the day-to-day management of the Portfolio and the Series:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

United Kingdom Small Company Portfolio

Investment Objective

The investment objective of the United Kingdom Small Company Portfolio (the “Portfolio”) is to achieve long-term capital appreciation. The United Kingdom Small Company Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The United Kingdom Small Company Series (the “United Kingdom Small Company Series” or the “Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.45%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.61%
Fee Waiver and/or Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.51%

[1]

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example reflects the aggregate annual operating expenses of the Portfolio and its portion of the expenses of the Series. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$52	$164	$285	$640

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Series' portfolio turnover rate was 19% of the average value of its investment portfolio.

Principal Investment Strategies

The United Kingdom Small Company Portfolio is a feeder portfolio that invests substantially all of its assets in the United Kingdom Small Company Series. To achieve the Portfolio’s and the Series’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The United Kingdom Small Company Series, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of small companies associated with the United Kingdom. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Series than companies with relatively lower market capitalizations. The Series may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small company segment of the United Kingdom market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the United Kingdom Small Company Series will invest at least 80% of its net assets in securities of United Kingdom small companies. Based on market capitalization data as of December 31, 2025, the Advisor would consider United Kingdom small companies to be those companies with a market capitalization below $8,370 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the United Kingdom Small Company Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The United Kingdom Small Company Series may gain exposure to companies associated with the United Kingdom by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Series and the United Kingdom Small Company Portfolio each may purchase or sell futures contracts and options on futures contracts for United Kingdom equity securities and indices or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series or Portfolio. Because many of the Series’ and the Portfolio’s investments may be denominated in foreign currencies, the Series and the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The United Kingdom Small Company Series may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Series does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

United Kingdom Market Risk: The performance of a fund that concentrates investments in the United Kingdom is expected to be closely tied to the social, political and economic conditions within the United Kingdom and to be more volatile than the performance of funds with more geographically diverse investments.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

United Kingdom Small Company Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
28.40% 2020, Q4	-39.22% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
United Kingdom Small Company Portfolio
Return Before Taxes	21.45%	5.60%	4.67%
Return After Taxes on Distributions	20.04%	4.60%	3.22%
Return After Taxes on Distributions and Sale of Portfolio Shares	13.31%	4.17%	3.31%
MSCI United Kingdom Small Cap Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	24.66%	3.55%	4.14%
MSCI United Kingdom Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	35.11%	13.33%	7.83%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio and the Series. Dimensional Fund Advisors Ltd. serves as the sub-advisor for the Series. The following individuals are responsible for leading the day-to-day management of the Portfolio and the Series:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Continental Small Company Portfolio

Investment Objective

The investment objective of the Continental Small Company Portfolio (the “Portfolio”) is to achieve long-term capital appreciation. The Continental Small Company Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The Continental Small Company Series (the “Continental Small Company Series” or the “Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.45%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.52%
Fee Waiver and/or Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.42%

[1]

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example reflects the aggregate annual operating expenses of the Portfolio and its portion of the expenses of the Series. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$43	$135	$235	$530

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Series' portfolio turnover rate was 10% of the average value of its investment portfolio.

Principal Investment Strategies

The Continental Small Company Portfolio is a feeder portfolio that invests substantially all of its assets in the Continental Small Company Series. To achieve the Portfolio’s and the Series’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Continental Small Company Series, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of small companies associated with European countries designated by the Advisor as approved markets for investment. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Series than companies with relatively lower market capitalizations. The Series may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small company segment of the region in which the Series is authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Continental Small Company Series will invest at least 80% of its net assets in securities of small companies located in continental Europe. The Advisor determines the maximum market capitalization of a small company with respect to each country or region in which the Series invests. Based on market capitalization data as of December 31, 2025, for the Series, the market capitalization of a small company in any country or region in which the Series invests would be below $16,226 million. This threshold will change due to market conditions. The Series also may invest up to 20% of its net assets in small companies associated with non-European countries that the Advisor has identified as approved markets for investment.

The Advisor may also increase or reduce the Continental Small Company Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Continental Small Company Series may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Series and the Continental Small Company Portfolio each may purchase or sell futures contracts and options on futures contracts for continental European equity securities and indices or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series or Portfolio. Because many of the Series’ and the Portfolio’s investments may be denominated in foreign currencies, the Series and the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Continental Small Company Series may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Series does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

European Market Risk: The performance of a fund that concentrates investments in European countries is expected to be closely tied to the social, political and economic conditions within such European countries and to be more volatile than the performance of funds with more geographically diverse investments.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Continental Small Company Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
22.55% 2020, Q2	-29.78% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Continental Small Company Portfolio
Return Before Taxes	37.56%	8.70%	9.71%
Return After Taxes on Distributions	36.65%	8.01%	9.03%
Return After Taxes on Distributions and Sale of Portfolio Shares	23.00%	6.89%	7.90%
MSCI Europe ex UK Small Cap Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	35.27%	5.61%	8.54%
MSCI Europe ex UK Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	35.52%	9.40%	8.79%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio and the Series. Dimensional Fund Advisors Ltd. serves as the sub-advisor for the Series. The following individuals are responsible for leading the day-to-day management of the Portfolio and the Series:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

DFA International Real Estate Securities Portfolio

Investment Objective

The investment objective of the DFA International Real Estate Securities Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.24%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.28%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 3% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the DFA International Real Estate Securities Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions.

The Portfolio, using a market capitalization weighted approach, purchases a broad and diverse set of securities of non-U.S. companies principally engaged in the real estate industry, including developed and emerging markets, with a particular focus on non-U.S. real estate investment trusts (“REITs”) and companies the Advisor considers to be REIT-like entities. The Portfolio invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor also may limit or fix the Portfolio’s exposure to a particular country or issuer.

The DFA International Real Estate Securities Portfolio considers a company to be principally engaged in the real estate industry if the company’s principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The DFA International Real Estate Securities Portfolio intends to purchase securities of companies associated with developed and emerging markets countries that the Advisor has designated as approved markets for investment. As a non-fundamental policy, under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in securities of companies in the real estate industry. The Portfolio concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry. The Portfolio generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. The Portfolio also may invest in stapled securities, where one or more of the underlying securities represents interests in a company or subsidiary in the real estate industry.

The DFA International Real Estate Securities Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The DFA International Real Estate Securities Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Risks of Concentrating in the Real Estate Industry: A fund that concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry will be exposed to the general risks of direct real estate ownership. The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, and tax and regulatory requirements. Also, the value of securities in the real estate industry may decline with changes in interest rates. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, many foreign REIT-like entities are deemed for tax purposes as passive foreign investment companies (PFICs), which could result in the receipt of taxable dividends to shareholders at an unfavorable tax rate. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The performance of a fund may be materially different from the broad equity market.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA International Real Estate Securities Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
16.00% 2024, Q3	-32.87% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA International Real Estate Securities Portfolio
Return Before Taxes	24.63%	1.50%	2.98%
Return After Taxes on Distributions	22.13%	-0.05%	1.08%
Return After Taxes on Distributions and Sale of Portfolio Shares	15.29%	0.73%	1.67%
S&P Global ex US REIT Index (net dividends)[1]
(reflects no deduction for fees, expenses or taxes on sales)	24.29%	1.09%	2.62%
MSCI All Country World ex USA IMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.96%	7.77%	8.37%

1.	Copyright® 2025 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• William B. Collins-Dean, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account. See “Dividends, Capital Gains Distributions and Taxes—Tax Considerations” in the Portfolio’s Prospectus for special tax considerations with respect to the Portfolio.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

DFA Global Real Estate Securities Portfolio

Investment Objective

The investment objective of the DFA Global Real Estate Securities Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.19%
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.07%
Total Annual Fund Operating Expenses	0.29%
Fee Waiver and/or Expense Reimbursement[1]	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.22%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$86	$156	$361

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 4% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the DFA Global Real Estate Securities Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. The Portfolio seeks to achieve exposure to a broad portfolio of securities of U.S. and non-U.S. companies in the real estate industry, with a focus on real estate investment trusts (“REITs”) or companies that the Advisor considers to be REIT-like entities. The Portfolio invests in companies of all sizes. The Portfolio may pursue its investment objective by investing its assets in the DFA Real Estate Securities Portfolio, DFA International Real Estate Securities Portfolio (the “Underlying Funds”), and/or directly in securities of companies in the real estate industry. Periodically, the Advisor will review the allocations for the Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders. The Portfolio and Underlying Funds generally consider a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. The Portfolio and each Underlying Fund invest in companies principally engaged in the real estate industry in its designated market using a market capitalization weighted approach. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio and each Underlying Fund than companies with relatively lower market capitalizations. The Advisor may adjust the representation in the Portfolio or the Underlying Funds of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor also may limit or fix the Portfolio’s exposure to a particular country or issuer.

As a non-fundamental policy, under normal circumstances, at least 80% of the DFA Global Real Estate Securities Portfolio’s net assets will be invested directly, or indirectly through its investment in the Underlying Funds, in securities of companies in the real estate industry. The Portfolio concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry. In addition to, or in place of, investments in the Underlying Funds, the Portfolio also is permitted to invest directly in the same types of securities of companies in the real estate industry that are eligible investments for the Underlying Funds. The Portfolio and each Underlying Fund intend to purchase securities of companies associated with countries that the Advisor has identified as approved markets for investment for the Portfolio or Underlying Fund. The Portfolio, directly or indirectly through its investment in the Underlying Funds, intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio, directly or indirectly through its investment in the Underlying Funds, invests approximately 72% of its net assets in U.S. companies. This percentage will change due to market conditions. The DFA Global Real Estate Securities Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Because many of the Portfolio’s and an Underlying Fund’s investments may be denominated in foreign currencies, the Portfolio and Underlying Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The DFA Global Real Estate Securities Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

A summary of the investment strategies and policies of the Underlying Funds in which the DFA Global Real Estate Securities Portfolio invests as of the date of this Prospectus (other than the Underlying Funds that are included elsewhere in the Portfolio’s Prospectus) is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES”.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Underlying Funds do not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Risks of Concentrating in the Real Estate Industry: A fund that concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry will be exposed to the general risks of direct real estate ownership. The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, and tax and regulatory requirements. Also, the value of securities in the real estate industry may decline with changes in interest rates. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, many foreign REIT-like entities are deemed for tax purposes as passive foreign investment companies (PFICs), which could result in the receipt of taxable dividends to shareholders at an unfavorable tax rate. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The performance of a fund may be materially different from the broad equity market.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Global Real Estate Securities Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
17.14% 2023, Q4	-26.63% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Global Real Estate Securities Portfolio
Return Before Taxes	7.89%	3.72%	4.67%
Return After Taxes on Distributions	6.46%	2.41%	3.17%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.97%	2.54%	3.15%
S&P Global REIT Index (net dividends)[1]
(reflects no deduction for fees, expenses or taxes on sales)	7.67%	3.92%	3.79%
MSCI All Country World IMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	22.06%	10.75%	11.45%

1.	Copyright® 2025 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• William B. Collins-Dean, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account. See “Dividends, Capital Gains Distributions and Taxes—Tax Considerations” in the Portfolio’s Prospectus for special tax considerations with respect to the Portfolio.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

DFA International Small Cap Value Portfolio

Investment Objective

The investment objective of the DFA International Small Cap Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.39%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.43%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the DFA International Small Cap Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The DFA International Small Cap Value Portfolio, using a market capitalization weighted approach, is designed to purchase securities of small, non-U.S. companies in countries with developed markets that the Advisor determines to be lower relative price stocks at the time of purchase. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap value segment of developed ex-U.S. markets. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The DFA International Small Cap Value Portfolio intends to purchase securities of small lower relative price companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of small companies in the particular markets in which it invests. The Advisor determines the maximum market capitalization of a small company with respect to each country in which the Portfolio invests. In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Portfolio with respect to each country or region. Based on market capitalization data as of December 31, 2025, for the Portfolio, the market capitalization of a small company in any country in which the Portfolio invests would be below $16,226 million. This threshold will vary by country or region. For example, based on market capitalization data as of December 31, 2025, the Advisor would consider a small company in Switzerland to have a market capitalization below $16,226 million, a small company in Norway to have a market capitalization below $1,934 million, and a small company in Japan to have a market capitalization below $3,311 million. These thresholds will change due to market conditions.

The Advisor may also increase or reduce the DFA International Small Cap Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The DFA International Small Cap Value Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign and U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The DFA International Small Cap Value Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA International Small Cap Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
19.81% 2020, Q4	-33.70% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA International Small Cap Value Portfolio
Return Before Taxes	52.07%	15.06%	10.06%
Return After Taxes on Distributions	49.37%	13.94%	8.95%
Return After Taxes on Distributions and Sale of Portfolio Shares	32.39%	11.91%	7.94%
MSCI World ex USA Small Value Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	38.55%	9.77%	8.50%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

International Vector Equity Portfolio

Investment Objective

The investment objective of the International Vector Equity Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.25%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.29%

[1]

The “Management Fee” and “Total Annual Fund Operating Expenses" have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.30% to 0.25% effective as of February 28, 2025.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 10% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the International Vector Equity Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The International Vector Equity Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with developed markets that have been authorized for investment by the Advisor’s Investment Committee (the “International Universe”). The Portfolio invests in companies of all sizes, with strongly increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the International Universe. The Portfolio’s strongly increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe or by avoiding purchases in that segment of the market. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The Advisor determines company size on a country or region-specific basis and based primarily on market capitalization. The Advisor will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.

The International Vector Equity Portfolio intends to purchase securities of companies associated with developed market countries that the Advisor has designated as approved markets for investment. Under normal market conditions, the Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries. To determine whether a company is associated with a developed market country, the Advisor will consider various factors, such as where the company is organized or maintains its principal place of business, the principal trading market of the company, what government, agency or instrumentality issued or guaranteed the security, where the company’s revenues or profits are derived, and whether the company is in the Portfolio’s benchmark. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities.

The Advisor may also increase or reduce the International Vector Equity Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The International Vector Equity Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The International Vector Equity Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

International Vector Equity Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
19.65% 2020, Q2	-30.27% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
International Vector Equity Portfolio
Return Before Taxes	38.27%	11.23%	9.32%
Return After Taxes on Distributions	37.19%	10.33%	8.45%
Return After Taxes on Distributions and Sale of Portfolio Shares	23.38%	8.76%	7.40%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• William B. Collins-Dean, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

International High Relative Profitability Portfolio

Investment Objective

The investment objective of the International High Relative Profitability Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.30%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.29%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$30	$95	$168	$380

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the International High Relative Profitability Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The International High Relative Profitability Portfolio is designed to purchase securities of large non-U.S. companies that the Advisor determines to have high profitability relative to other large capitalization companies in the same country or region, at the time of purchase. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the large-cap high profitability segments of developed non-U.S. markets. The Portfolio’s increased exposure to such stocks may be achieved by overweighting and/or underweighting eligible stocks based on their market capitalization, relative price, and/or profitability characteristics. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The International High Relative Profitability Portfolio intends to purchase securities of large non-U.S. companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in the particular non-U.S. markets in which the Portfolio invests. The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Portfolio invests. Based on market capitalization data as of December 31, 2025, the market capitalization of a large company in any country or region in which the Portfolio invests would be $1,852 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the International High Relative Profitability Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The International High Relative Profitability Portfolio may gain exposure to companies in an approved market by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency. The Portfolio may invest in exchange-traded funds (“ETFs”) for the purpose of gaining exposure to the equity markets while maintaining liquidity.

The International High Relative Profitability Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

International High Relative Profitability Portfolio Institutional Class Shares —Total Returns

January 2018-December 2025

Highest Quarter	Lowest Quarter
18.60% 2020, Q2	-21.51% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
International High Relative Profitability Portfolio
Return Before Taxes	27.02%	7.26%	7.71%	[1]
Return After Taxes on Distributions	26.20%	6.62%	7.18%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	16.60%	5.65%	6.17%	[1]
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.14%	[1]

1.	Since inception May 16, 2017.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

World ex U.S. Value Portfolio

Investment Objective

The investment objective of the World ex U.S. Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.32%
Other Expenses	0.05%
Acquired Fund Fees & Expenses	0.19%
Total Annual Fund Operating Expenses	0.56%
Fee Waiver and/or Expense Reimbursement[1]	0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.37%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$38	$160	$294	$683

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% based on the weighted average portfolio turnover ratios of each of the Portfolio's underlying investments.

Principal Investment Strategies

To achieve the World ex U.S. Value Portfolio’s and the Underlying Funds’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s and the Underlying Funds’ designs emphasize long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The World ex U.S. Value Portfolio seeks to achieve its investment objective through exposure to a broad portfolio of securities of non-U.S. companies associated with countries with developed and emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), that the Advisor believes to be lower relative price stocks at the time of purchase. To achieve this exposure, the Advisor will currently generally purchase shares of The DFA International Value Series (the “DFA International Value Series”), DFA International Small Cap Value Portfolio, and Dimensional Emerging Markets Value Fund (the “Underlying Funds”), which are other funds managed by the Advisor. Periodically, the Advisor will review the allocations for the Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders. In addition to, or in place of, investments in the Underlying Funds, the Portfolio also is permitted to invest directly in the same types of securities of companies that are described in this Prospectus as eligible investments for the Underlying Funds. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The Advisor may consider the relative market capitalization weighting of developed and emerging markets within the universe of eligible securities when allocating Portfolio investments among the Underlying Funds or securities.

The DFA International Value Series invests in large lower relative price companies associated with developed market countries and the DFA International Small Cap Value Portfolio invests in small lower relative price companies associated with developed market countries. Generally, the Advisor determines if a company is large or small based on its market capitalization. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of an Underlying Fund than companies with relatively lower market capitalizations. The Dimensional Emerging Markets Value Fund may purchase securities of lower relative price companies associated with emerging markets, including frontier markets, across all market capitalizations. With respect to each Underlying Fund, the Advisor may limit or fix the Underlying Fund’s exposure to a particular country, region or issuer. The Portfolio and Underlying Funds may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the countries and/or regions in which the Portfolio and/or Underlying Funds are authorized to invest. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The World ex U.S. Value Portfolio and each Underlying Fund intend to purchase securities of companies associated with countries that the Advisor has identified as approved markets for investment for such Portfolio or Underlying Fund. As a non-fundamental policy, under normal circumstances, at least 80% of the Portfolio’s net assets will be invested directly, or indirectly through its investment in the Underlying Funds, in securities of non-U.S. companies. The Portfolio, directly or indirectly through its investment in the Underlying Funds, intends to invest its assets to gain exposure to at least three different countries, excluding the United States.

The Advisor may also increase or reduce the World ex U.S. Value Portfolio’s and/or Underlying Funds’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The World ex U.S. Value Portfolio and Underlying Funds may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts which may be domiciled or traded outside the issuer’s domicile country.

The World ex U.S. Value Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Because many of the Portfolio’s and Underlying Funds’ investments may be denominated in foreign currencies, the Portfolio and each Underlying Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The World ex U.S. Value Portfolio and Underlying Funds may lend their portfolio securities to generate additional income.

A summary of the investment strategies and policies of the Underlying Funds in which the World ex U.S. Value Portfolio invests as of the date of this Prospectus (other than the Underlying Funds that are included elsewhere in the Portfolio’s Prospectus) is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES”.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Underlying Funds do not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

World ex U.S. Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
21.68% 2020, Q4	-32.09% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
World ex U.S. Value Portfolio
Return Before Taxes	40.49%	13.87%	9.95%
Return After Taxes on Distributions	39.03%	12.79%	8.97%
Return After Taxes on Distributions and Sale of Portfolio Shares	24.66%	10.87%	7.87%
MSCI All Country World ex USA IMI Value Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	38.51%	11.55%	8.73%
MSCI All Country World ex USA IMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.96%	7.77%	8.37%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2010).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

World ex U.S. Core Equity Portfolio

Investment Objective

The investment objective of the World ex U.S. Core Equity Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.30%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the World ex U.S. Core Equity Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The World ex U.S. Core Equity Portfolio is designed to provide exposure to a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with countries with developed and emerging markets that have been authorized for investment by the Advisor’s Investment Committee (the “non-U.S. Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the non-U.S. Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the non-U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in non-U.S. equity securities and/or investments that provide exposure to non-U.S. securities. The Portfolio intends to invest its assets to gain exposure to at least three different countries, excluding the United States.

The Advisor may also increase or reduce the World ex U.S. Core Equity Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The World ex U.S. Core Equity Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may also invest in China A-shares (equity securities of companies listed in China) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies). The Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The World ex U.S. Core Equity Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

World ex U.S. Core Equity Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
19.54% 2020, Q2	-28.06% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
World ex U.S. Core Equity Portfolio
Return Before Taxes	33.75%	9.52%	9.04%
Return After Taxes on Distributions	32.63%	8.66%	8.28%
Return After Taxes on Distributions and Sale of Portfolio Shares	20.60%	7.34%	7.18%
MSCI All Country World ex USA IMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.96%	7.77%	8.37%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2013).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• William B. Collins-Dean, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

World Core Equity Portfolio

Investment Objective

The investment objective of the World Core Equity Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.22%
Other Expenses	0.02%
Acquired Fund Fees & Expenses	0.20%
Total Annual Fund Operating Expenses	0.44%
Fee Waiver and/or Expense Reimbursement[1]	0.17%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.27%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$28	$124	$229	$538

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its investment portfolio.

Principal Investment Strategies

The World Core Equity Portfolio is a “fund of funds,” which means that the Portfolio generally allocates its assets among other mutual funds managed by Dimensional Fund Advisors LP (the “Advisor”) although it also has the ability to invest directly in securities. To achieve the Portfolio’s and the Underlying Funds’ investment objectives, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s and the Underlying Funds’ designs emphasize long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The World Core Equity Portfolio is designed to provide exposure to a broad portfolio of equity securities of both U.S. companies and non-U.S. companies associated with countries with developed and emerging markets, which may include frontier markets (emerging markets in an earlier stage of development), by primarily purchasing shares of U.S. Core Equity 1 Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio (the “Underlying Funds”). The Underlying Funds may have a modest to meaningful emphasis on securities of smaller, lower relative price, and higher profitability companies. The Portfolio may have exposure to companies in all the market capitalization ranges.

The World Core Equity Portfolio typically allocates its investments among the following Underlying Funds: U.S. Core Equity 1 Portfolio; International Core Equity 2 Portfolio; and Emerging Markets Core Equity 2 Portfolio. Periodically, the Advisor will review the allocations for the Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders.

As a non-fundamental policy, under normal circumstances, at least 80% of the World Core Equity Portfolio’s net assets will be invested directly, or indirectly through its investment in the Underlying Funds, in equity securities. The World Core Equity Portfolio, directly or indirectly through its investment in the Underlying Funds, intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the World Core Equity Portfolio, directly or indirectly through its investment in the Underlying Funds, invests approximately 61% of its net assets in U.S. companies. This percentage will change due to market conditions.

The Advisor may also increase or reduce the World Core Equity Portfolio’s and/or Underlying Funds’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The World Core Equity Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Because many of the Portfolio’s and certain Underlying Funds’ investments may be denominated in foreign currencies, the Portfolio and certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency. The Portfolio and each Underlying Fund may invest in exchange-traded funds (“ETFs”) for the purposes of gaining exposure to the equity markets, while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds. The Portfolio and Underlying Funds may invest in such money market funds and other short-term investments to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

The World Core Equity Portfolio and Underlying Funds may lend their portfolio securities to generate additional income.

A summary of the investment strategies and policies of the Underlying Funds in which the World Core Equity Portfolio invests as of the date of this Prospectus (other than the Underlying Funds that are included elsewhere in the Portfolio’s Prospectus) is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES”.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Underlying Funds do not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

World Core Equity Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
20.88% 2020, Q2	-25.82% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
World Core Equity Portfolio
Return Before Taxes	22.18%	11.66%	11.61%
Return After Taxes on Distributions	20.67%	10.71%	10.83%
Return After Taxes on Distributions and Sale of Portfolio Shares	14.15%	9.12%	9.44%
MSCI All Country World IMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	22.06%	10.75%	11.45%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Selectively Hedged Global Equity Portfolio

Investment Objective

The investment objective of the Selectively Hedged Global Equity Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.24%
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.23%
Total Annual Fund Operating Expenses	0.50%
Fee Waiver and/or Expense Reimbursement[1]	0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.31%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$32	$141	$261	$610

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 17% of the average value of its investment portfolio.

Principal Investment Strategies

The Selectively Hedged Global Equity Portfolio is a “fund of funds,” which means that the Portfolio generally allocates its assets among other mutual funds managed by Dimensional Fund Advisors LP (the “Advisor”) although it also has the ability to invest directly in securities and derivatives. To achieve the Portfolio’s and the Underlying Funds’ investment objectives, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s and the Underlying Funds’ designs emphasize long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Selectively Hedged Global Equity Portfolio is designed to provide exposure to a broad portfolio of equity securities of both U.S. companies and non-U.S. companies associated with countries with developed and emerging markets, including frontier markets (emerging markets in an earlier stage of development), by primarily purchasing shares of the U.S. Core Equity 2 Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio (the “Underlying Funds”). The Underlying Funds may have increased exposure to smaller capitalization, lower relative price and/or higher profitability companies as compared to their representation in the countries and/or regions in which they are authorized to invest. Periodically, the Advisor will review the allocations for the Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders. The Advisor may consider the relative market capitalization weighting of developed and emerging markets within the universe of eligible securities along with other factors, including different valuation ratios and/or profitability, when allocating Portfolio investments among the Underlying Funds or securities. The Portfolio may have exposure to companies in all the market capitalization ranges. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, at least 80% of the Selectively Hedged Global Equity Portfolio’s net assets will be invested directly, or indirectly through its investment in the Underlying Funds, in equity securities or investments that provide exposure to equity securities. In addition to, or in place of, investments in the Underlying Funds, the Portfolio is permitted to invest directly in the same types of equity securities of U.S. and non-U.S. companies that are eligible investments for the Underlying Funds. The Portfolio, directly or indirectly through its investment in the Underlying Funds, intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio, directly or indirectly through its investment in the Underlying Funds, invests approximately 57% of its net assets in U.S. companies. This percentage will change due to market conditions.

The Advisor may also increase or reduce the Selectively Hedged Global Equity Portfolio’s and/or Underlying Funds’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Selectively Hedged Global Equity Portfolio invests directly or indirectly through its investment in the Underlying Funds in securities that may be denominated in foreign currencies. The Portfolio may hedge some or all of the currency exposure of the foreign securities by entering into foreign currency forward contracts, futures or other derivatives. Currencies may be hedged against the U.S. dollar or non-U.S. dollar currencies. The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based on, among other things, a comparison of the respective foreign and U.S. short-term interest rates and the Portfolio’s existing exposure to a given foreign currency. The Portfolio and each Underlying Fund also may purchase or sell futures contracts and options on futures contracts to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. In order to meet payment obligations with respect to such derivative transactions, the Portfolio may hold short-term fixed income obligations.

The Selectively Hedged Global Equity Portfolio and Underlying Funds may lend their portfolio securities to generate additional income.

A summary of the investment strategies and policies of the Underlying Funds in which the Selectively Hedged Global Equity Portfolio invests as of the date of this Prospectus (other than the Underlying Funds that are included elsewhere in the Portfolio’s Prospectus) is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES”.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Underlying Funds do not hedge foreign currency risk but the Portfolio may directly hedge the foreign currency risk it is exposed to through its investment in the Underlying Funds or its direct investment in foreign securities. The Portfolio also may leave some or all of its foreign currency exposure unhedged. Currencies may be hedged against the U.S. dollar or non-U.S. dollar currencies.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Selectively Hedged Global Equity Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
20.60% 2020, Q2	-25.83% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Selectively Hedged Global Equity Portfolio
Return Before Taxes	21.42%	12.36%	11.85%
Return After Taxes on Distributions	20.53%	10.64%	10.56%
Return After Taxes on Distributions and Sale of Portfolio Shares	13.32%	9.38%	9.40%
MSCI All Country World IMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	22.06%	10.75%	11.45%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2011).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Emerging Markets Portfolio

Investment Objective

The investment objective of the Emerging Markets Portfolio (the “Portfolio”) is to achieve long-term capital appreciation. The Emerging Markets Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The Emerging Markets Series (the “Emerging Markets Series” or the “Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.39%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.46%
Fee Waiver and/or Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.36%

[1]

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example reflects the aggregate annual operating expenses of the Portfolio and its portion of the expenses of the Series. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Series' portfolio turnover rate was 10% of the average value of its investment portfolio.

Principal Investment Strategies

The Emerging Markets Portfolio invests substantially all of its assets in the Emerging Markets Series. To achieve the Portfolio’s and the Series’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Emerging Markets Series is designed to purchase a broad market coverage of larger companies associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). The Advisor’s definition of large varies across countries and is based primarily on market capitalization. A company’s market capitalization is the number of its shares outstanding times its price per share. In each country authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Advisor then defines the minimum market capitalization for a large company in that country. For example, based on market capitalization data as of December 31, 2025, Mexico had a size threshold of $5,937 million or above, and Czech Republic had a size threshold of $10,743 million or above. These thresholds will change due to market conditions. In addition, the Advisor may consider a company’s size, relative price, and/or profitability relative to other eligible companies when making investment decisions for the Series. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Emerging Markets Series will invest at least 80% of its net assets in emerging markets investments that are defined in the Prospectus as Approved Market securities.

The Advisor may also increase or reduce the Emerging Markets Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Emerging Markets Series may gain exposure to companies associated with Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Series may also invest in China A-shares (equity securities of companies listed in China) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies). The Series and the Emerging Markets Portfolio each may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series or Portfolio. Because many of the Series’ and the Portfolio’s investments may be denominated in foreign currencies, the Series and the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Emerging Markets Series may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Series does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
20.24% 2020, Q4	-27.13% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Emerging Markets Portfolio
Return Before Taxes	33.57%	6.59%	9.17%
Return After Taxes on Distributions	32.72%	5.58%	8.39%
Return After Taxes on Distributions and Sale of Portfolio Shares	20.42%	4.91%	7.30%
MSCI Emerging Markets Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	33.57%	4.20%	8.42%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio and the Series. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Series. The following individuals are responsible for leading the day-to-day management of the Portfolio and the Series:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Ethan Wren, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Emerging Markets Value Portfolio

Investment Objective

The investment objective of the Emerging Markets Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation. The Emerging Markets Value Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, the Dimensional Emerging Markets Value Fund (the “Emerging Markets Value Fund”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.48%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.55%
Fee Waiver and/or Expense Reimbursement[2]	0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.44%

[1]

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

[2]

The Advisor has further agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. This portion of the Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund's Board of Directors prior to that date (the “Temporary Fee Waiver”). The Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example reflects the aggregate annual operating expenses of the Portfolio and its portion of the expenses of the Series. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the Temporary Fee Waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$45	$143	$251	$566

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Series' portfolio turnover rate was 11% of the average value of its investment portfolio.

Principal Investment Strategies

The Emerging Markets Value Portfolio invests substantially all of its assets in the Emerging Markets Value Fund. To achieve the Portfolio’s and the Series’ investment objectives, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Series’ design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Emerging Markets Value Fund is designed to purchase emerging market equity securities that are deemed by the Advisor to be lower relative price stocks at the time of purchase and associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The Emerging Markets Value Fund may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the value segments of the Approved Markets in which the Fund is authorized to invest. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. As a non-fundamental policy, under normal circumstances, the Emerging Markets Value Fund will invest at least 80% of its net assets in emerging markets investments that are defined in the Prospectus as Approved Markets securities. The Emerging Markets Value Fund may purchase emerging market equity securities across all market capitalizations.

The Advisor may also increase or reduce the Emerging Market Value Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Emerging Markets Value Fund may gain exposure to companies associated with Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Emerging Markets Value Fund may also invest in China A-shares (equity securities of companies listed in China) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies). The Emerging Markets Value Portfolio and the Emerging Markets Value Fund each may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Emerging Markets Value Fund. Because many of the Emerging Markets Value Fund’s and the Portfolio’s investments may be denominated in foreign currencies, the Emerging Markets Value Fund and the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Emerging Markets Value Fund may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Series does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems.

Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
20.97% 2020, Q4	-31.89% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Emerging Markets Value Portfolio
Return Before Taxes	29.49%	9.95%	9.84%
Return After Taxes on Distributions	28.14%	8.79%	8.93%
Return After Taxes on Distributions and Sale of Portfolio Shares	18.09%	7.59%	7.84%
MSCI Emerging Markets Value Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	32.74%	6.76%	7.96%
MSCI Emerging Markets Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	33.57%	4.20%	8.42%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio and the Series. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Series. The following individuals are responsible for leading the day-to-day management of the Portfolio and the Series:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Ethan Wren, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Emerging Markets Targeted Value Portfolio

Investment Objective

The investment objective of the Emerging Markets Targeted Value Portfolio (the “Portfolio”) is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.52%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.65%
Fee Waiver and/or Expense Reimbursement[1]	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.58%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$59	$201	$355	$804

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 21% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the Emerging Markets Targeted Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Emerging Markets Targeted Value Portfolio is designed to provide exposure to a broad and diverse portfolio of securities, with a focus on small and mid-cap lower relative price companies with higher profitability associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). The Advisor determines size based primarily on market capitalization. A company’s market capitalization is the number of its shares outstanding times its price per share. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small- and mid-cap value segments of the Approved Markets in which the Portfolio is authorized to invest. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Emerging Markets Targeted Value Portfolio will invest at least 80% of its net assets in emerging markets equity investments that are defined in the Prospectus as Approved Market securities.

The Advisor may also increase or reduce the Emerging Markets Targeted Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Emerging Markets Targeted Value Portfolio may gain exposure to companies associated with Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may also invest in China A-shares (equity securities of companies listed in China) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies). The Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Emerging Markets Targeted Value Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Targeted Value Portfolio Institutional Class Shares —Total Returns

January 2019-December 2025

Highest Quarter	Lowest Quarter
23.88% 2020, Q2	-33.64% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
Emerging Markets Targeted Value Portfolio
Return Before Taxes	24.28%	8.72%	8.91%	[1]
Return After Taxes on Distributions	22.39%	6.99%	7.44%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	14.90%	6.37%	6.67%	[1]
MSCI Emerging Markets Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	33.57%	4.20%	7.92%	[1]

1.	Since inception November 14, 2018.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2018).

• Ethan Wren, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Emerging Markets Small Cap Portfolio

Investment Objective

The investment objective of the Emerging Markets Small Cap Portfolio (the “Portfolio”) is to achieve long-term capital appreciation. The Emerging Markets Small Cap Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The Emerging Markets Small Cap Series (the “Emerging Markets Small Cap Series” or the “Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fee	0.72%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.80%
Fee Waiver and/or Expense Reimbursement	0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60%

[1]

The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example reflects the aggregate annual operating expenses of the Portfolio and its portion of the expenses of the Series. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Series' portfolio turnover rate was 11% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the Emerging Markets Small Cap Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Emerging Markets Small Cap Portfolio invests substantially all of its assets in the Emerging Markets Small Cap Series. The Series is designed to purchase a broad market coverage of smaller companies associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). The Advisor’s definition of small varies across countries and is based primarily on market capitalization. A company’s market capitalization is the number of its shares outstanding times its price per share. In each country authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Advisor then defines the maximum market capitalization for a small company in that country. For example, based on market capitalization data as of December 31, 2025, Mexico had a size threshold of below $5,937 million, and Greece had a size threshold of below $3,907 million. These thresholds will change due to market conditions. The Series may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap segment of the Approved Markets in which the Series is authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Emerging Markets Small Cap Series will invest at least 80% of its net assets in emerging market investments that are designated in the Prospectus as Approved Market securities of small companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the Emerging Markets Small Cap Series’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Emerging Markets Small Cap Series may gain exposure to companies associated with Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Series may also invest in China A-shares (equity securities of companies listed in China) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies). The Series and the Emerging Markets Small Cap Portfolio each may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Series or Portfolio. Because many of the Series’ and the Portfolio’s investments may be denominated in foreign currencies, the Series and the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Emerging Markets Small Cap Series may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Series does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Small Cap Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
26.52% 2020, Q2	-31.56% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Emerging Markets Small Cap Portfolio
Return Before Taxes	19.00%	7.11%	8.59%
Return After Taxes on Distributions	17.79%	5.95%	7.34%
Return After Taxes on Distributions and Sale of Portfolio Shares	11.84%	5.30%	6.56%
MSCI Emerging Markets Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	33.57%	4.20%	8.42%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio and the Series. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Series. The following individuals are responsible for leading the day-to-day management of the Portfolio and the Series:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Ethan Wren, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Emerging Markets Core Equity 2 Portfolio

Investment Objective

The investment objective of the Emerging Markets Core Equity 2 Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.33%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.39%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 5% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the Emerging Markets Core Equity 2 Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Emerging Markets Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved

Markets”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Emerging Markets Core Equity 2 Portfolio will invest at least 80% of its net assets in emerging markets equity investments that are defined in the Prospectus as Approved Market securities.

The Advisor may also increase or reduce the Emerging Markets Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Emerging Markets Core Equity 2 Portfolio may gain exposure to companies in Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may also invest in China A-shares (equity securities of companies listed in China) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies). The Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Emerging Markets Core Equity 2 Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Core Equity 2 Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
21.25% 2020, Q4	-28.31% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Emerging Markets Core Equity 2 Portfolio
Return Before Taxes	28.77%	7.14%	9.26%
Return After Taxes on Distributions	27.74%	6.17%	8.45%
Return After Taxes on Distributions and Sale of Portfolio Shares	17.52%	5.29%	7.31%
MSCI Emerging Markets Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	33.57%	4.20%	8.42%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• William B. Collins-Dean, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Emerging Markets ex China Core Equity Portfolio

Investment Objective

The investment objective of the Emerging Markets ex China Core Equity Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.33%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver and/or Expense Reimbursement[1]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.43%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$44	$142	$250	$565

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 27% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the Emerging Markets ex China Core Equity Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Emerging Markets ex China Core Equity Portfolio is designed to purchase a broad and diverse group of equity securities associated with emerging markets authorized for investment by the Advisor’s Investment Committee (“Approved Markets”), which may include frontier markets (emerging market countries in an earlier stage of development) but which does not include China. The Portfolio will invest in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Emerging Markets ex China Core Equity Portfolio will invest at least 80% of its net assets in emerging markets equity investments that are defined in the Prospectus as Approved Market securities. In determining which countries are eligible Approved Markets for the Portfolio, the Advisor may consider various factors, including, without limitation, the classification of countries recognized by global index providers, market liquidity, relative availability of information to investors, government regulation, including fiscal and foreign exchange repatriation rules, the availability of other access to these markets, clearing and settlement processes, taxes, fees, duties, and other costs of transacting in the market, and observance of property rights.

The Advisor may also increase or reduce the Emerging Markets ex China Core Equity Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Emerging Markets ex China Core Equity Portfolio may gain exposure to companies in Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Taiwan Investments Risk: There are special risks associated with investments in Taiwan. Taiwan and China are highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China and Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The economic success of China will continue to have an outsized influence on the growth and prosperity of Taiwan.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets ex China Core Equity Portfolio Institutional Class Shares —Total Returns

January 2022-December 2025

Highest Quarter	Lowest Quarter

15.50% 2025, Q2	-17.08% 2022, Q2

Annualized Returns (%) Periods ended December 31, 2025
		Since
	1 Year	Inception
Emerging Markets ex China Core Equity Portfolio
Return Before Taxes	27.85%	8.31%	[1]
Return After Taxes on Distributions	27.21%	7.56%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	17.12%	6.33%	[1]
MSCI Emerging Markets ex China Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	34.61%	7.31%	[1]

1.	Since inception November 15, 2021.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• William B. Collins-Dean, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2021).

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2021).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2021).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2021).

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Additional Information on Investment Objectives and Policies

The two investment companies described in this Prospectus offer a variety of investment portfolios. Each Portfolio has its own investment objective and policies, and is the equivalent of a separate mutual fund. The DFA International Value Portfolio is offered by Dimensional Investment Group Inc. The other Portfolios contained in this Prospectus are offered by DFA Investment Dimensions Group Inc. DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. are collectively referred to herein as the “Fund.” The Portfolios described in this Prospectus are designed for long-term investors.

INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Portfolios.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

Investments in Underlying Funds

APPROVED MARKETS

As of the date of this Prospectus, the countries listed in the following tables for each Feeder Portfolio and its corresponding Master Fund (an "International Master Fund") and each non-Feeder Portfolio are designated as “Approved Markets” for which the International Master Fund or Portfolio is authorized to invest. The Advisor will determine in its discretion when and whether to invest in countries that have been authorized as Approved Markets, depending on a number of factors, including, but not limited to, asset growth in a Master Fund or Portfolio, constraints imposed within Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor also may designate other countries as Approved Markets for investment in the future, in addition to the countries listed in the tables. Although the Advisor does not intend to purchase securities not associated with an Approved Market, an International Master Fund or Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Master Fund or Portfolio from time to time. Also, an International Master Fund or Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. Emerging Markets approved for investment may include countries in an earlier stage of development that are sometimes referred to as frontier markets.

Developed Markets

Countries	Large Cap International Portfolio	DFA International Value Portfolio & DFA International Value Series	International Core Equity 2 Portfolio	International Small Company Portfolio	Japanese Small Company Portfolio & Japanese Small Company Series	Asia Pacific Small Company Portfolio & Asia Pacific Small Company Series	Canadian Small Company Series	U.K. Small Company Portfolio & U.K. Small Company Series	Continental Small Company Portfolio & Continental Small Company Series
Australia	Invests	Invests	Invests	Invests	—	Invests	—	—	—
Austria	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Belgium	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Canada	Invests	Invests	Invests	Invests	—	—	Invests	—	—
Denmark	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Finland	Invests	Invests	Invests	Invests	—	—	—	—	Invests
France	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Germany	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Hong Kong	Invests	Invests	Invests	Invests	—	Invests	—	—	—
Ireland	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Israel	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Italy	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Japan	Invests	Invests	Invests	Invests	Invests	—	—	—	—
Netherlands	Invests	Invests	Invests	Invests	—	—	—	—	Invests
New Zealand	Invests	Invests	Invests	Invests	—	Invests	—	—	—
Norway	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Portugal	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Singapore	Invests	Invests	Invests	Invests	—	Invests	—	—	—
Spain	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Sweden	Invests	Invests	Invests	Invests	—	—	—	—	Invests
Switzerland	Invests	Invests	Invests	Invests	—	—	—	—	Invests
United Kingdom	Invests	Invests	Invests	Invests	—	—	—	Invests	—
United States	—	—	—	—	—	—	—	—	—

Countries	DFA International Small Cap Value Portfolio	International Vector Equity Portfolio	International High Relative Profitability Portfolio
Australia	Invests	Invests	Invests
Austria	Invests	Invests	Invests
Belgium	Invests	Invests	Invests
Canada	Invests	Invests	Invests
Denmark	Invests	Invests	Invests
Finland	Invests	Invests	Invests
France	Invests	Invests	Invests
Germany	Invests	Invests	Invests
Hong Kong	Invests	Invests	Invests
Ireland	Invests	Invests	Invests
Israel	Invests	Invests	Invests
Italy	Invests	Invests	Invests
Japan	Invests	Invests	Invests
Netherlands	Invests	Invests	Invests
New Zealand	Invests	Invests	Invests
Norway	Invests	Invests	Invests
Portugal	Invests	Invests	Invests
Singapore	Invests	Invests	Invests
Spain	Invests	Invests	Invests
Sweden	Invests	Invests	Invests
Switzerland	Invests	Invests	Invests
United Kingdom	Invests	Invests	Invests
United States	—	—	—

Emerging Markets

Countries	Emerging Markets Portfolio & Emerging Markets Series	Emerging Markets Value Portfolio & Emerging Markets Value Fund	Emerging Markets Small Cap Portfolio & Emerging Markets Small Cap Series	Emerging Markets Core Equity 2 Portfolio	Emerging Markets ex China Core Equity Portfolio	Emerging Markets Targeted Value Portfolio
Brazil	Invests	Invests	Invests	Invests	Invests	Invests
Chile	Invests	Invests	Invests	Invests	Invests	Invests
China	Invests	Invests	Invests	Invests	—	Invests
Colombia	Invests	Invests	Invests	Invests	Invests	Invests
Czech Republic	Invests	Invests	—	Invests	Invests	—
Egypt	Invests	—	—	Invests	Invests	—
Greece	Invests	Invests	Invests	Invests	Invests	Invests
Hungary	Invests	Invests	Invests	Invests	Invests	Invests
India	Invests	Invests	Invests	Invests	Invests	Invests
Indonesia	Invests	Invests	Invests	Invests	Invests	Invests
Kuwait	Invests	Invests	Invests	Invests	Invests	Invests
Malaysia	Invests	Invests	Invests	Invests	Invests	Invests
Mexico	Invests	Invests	Invests	Invests	Invests	Invests
Peru	Invests	—	—	Invests	Invests	—
Philippines	Invests	Invests	Invests	Invests	Invests	Invests
Poland	Invests	Invests	Invests	Invests	Invests	Invests
Qatar	Invests	Invests	Invests	Invests	Invests	Invests
Saudi Arabia	Invests	Invests	Invests	Invests	Invests	Invests
South Africa	Invests	Invests	Invests	Invests	Invests	Invests
South Korea	Invests	Invests	Invests	Invests	Invests	Invests
Taiwan	Invests	Invests	Invests	Invests	Invests	Invests
Thailand	Invests	Invests	Invests	Invests	Invests	Invests
Turkey	Invests	Invests	Invests	Invests	Invests	Invests
United Arab Emirates	Invests	Invests	Invests	Invests	Invests	Invests

Developed and Emerging Markets

Countries	Global Small Company Portfolio	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	World ex U.S. Value Portfolio	World ex U.S. Core Equity Portfolio	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio
DEVELOPED MARKETS
Australia	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Austria	Invests	—	—	Invests	Invests	Invests	Invests
Belgium	Invests	Invests	Invests	Invests	Invests	Invests	Invests

Countries	Global Small Company Portfolio	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	World ex U.S. Value Portfolio	World ex U.S. Core Equity Portfolio	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio
Canada	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Denmark	Invests	—	—	Invests	Invests	Invests	Invests
Finland	Invests	—	—	Invests	Invests	Invests	Invests
France	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Germany	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Hong Kong	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Ireland	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Israel	Invests	—	—	Invests	Invests	Invests	Invests
Italy	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Japan	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Netherlands	Invests	Invests	Invests	Invests	Invests	Invests	Invests
New Zealand	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Norway	Invests	—	—	Invests	Invests	Invests	Invests
Portugal	Invests	—	—	Invests	Invests	Invests	Invests
Singapore	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Spain	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Sweden	Invests	—	—	Invests	Invests	Invests	Invests
Switzerland	Invests	—	—	Invests	Invests	Invests	Invests
United Kingdom	Invests	Invests	Invests	Invests	Invests	Invests	Invests
United States	Invests	—	Invests	—	—	Invests	Invests
EMERGING MARKETS
Brazil	Invests	—	—	Invests	Invests	Invests	Invests
Chile	Invests	—	—	Invests	Invests	Invests	Invests
China	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Colombia	Invests	—	—	Invests	Invests	Invests	Invests

Czech Republic	—	—	—	Invests	Invests	Invests	Invests
Egypt	—	—	—	—	Invests	Invests	Invests

Greece	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Hungary	Invests	—	—	Invests	Invests	Invests	Invests
India	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Indonesia	Invests	—	—	Invests	Invests	Invests	Invests
Kuwait	Invests	—	—	Invests	Invests	Invests	Invests
Malaysia	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Mexico	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Peru	—	—	—	—	Invests	Invests	Invests
Philippines	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Poland	Invests	—	—	Invests	Invests	Invests	Invests
Qatar	Invests	—	—	Invests	Invests	Invests	Invests

Countries	Global Small Company Portfolio	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	World ex U.S. Value Portfolio	World ex U.S. Core Equity Portfolio	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio
Saudi Arabia	Invests	Invests	Invests	Invests	Invests	Invests	Invests
South Africa	Invests	Invests	Invests	Invests	Invests	Invests	Invests
South Korea	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Taiwan	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Thailand	Invests	Invests	Invests	Invests	Invests	Invests	Invests
Turkey	Invests	Invests	Invests	Invests	Invests	Invests	Invests
United Arab Emirates	Invests	—	—	Invests	Invests	Invests	Invests

The International Master Funds and Portfolios invest in securities of Approved Markets (as identified in the tables above) listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. An International Master Fund or Portfolio will consider for purchase securities that are associated with an Approved Market (“Approved Market Securities”) under the following criteria. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in the Portfolio’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. An International Master Fund or Portfolio also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

Large Cap International Portfolio

The investment objective of the Large Cap International Portfolio is to achieve long-term capital appreciation by investing in securities of non-U.S. large companies. The Advisor may consider a company’s size, relative price, and/or profitability relative to other eligible companies when making investment decisions for the Large Cap International Portfolio. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may also adjust the representation in the Large Cap International Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. The weightings of certain companies and countries in the Large Cap International Portfolio may vary from their weightings in international indices, such as those published by FTSE Russell, and MSCI.

Under normal market conditions, the Large Cap International Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries. The Large

Cap International Portfolio invests its assets in securities of companies associated with Approved Markets (For a description of the securities and countries approved for investment, see “Approved Markets”).

In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Advisor then determines the universe of eligible securities by defining the minimum market capitalization of a large company that may be purchased by the Large Cap International Portfolio with respect to each country or region. Based on market capitalization data as of December 31, 2025, for the Large Cap International Portfolio, the market capitalization of a large company in any country or region in which the Large Cap International Portfolio invests would be $1,852 million or above. This threshold will vary by country or region. For example, based on market capitalization data as of December 31, 2025, the Advisor would consider a large company in the European Economic and Monetary Union (the “EMU”) to have a market capitalization of at least $13,667 million, a large company in Norway to have a market capitalization of at least $1,934 million, and a large company in Switzerland to have a market capitalization of at least $16,226 million. These thresholds will change due to market conditions.

The Large Cap International Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Large Cap International Portfolio will receive dividend income.

The Large Cap International Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Large Cap International Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

DFA International Value Portfolio

The investment objective of the DFA International Value Portfolio is to achieve long-term capital appreciation. The DFA International Value Portfolio invests substantially all of its assets in The DFA International Value Series of the Trust (the “International Value Series”), which has the same investment objective and policies as the Portfolio. The International Value Series seeks to achieve its objective by purchasing securities of large non-U.S. companies that the Advisor determines to be lower relative price stocks at the time of purchase. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap value segment of developed ex U.S. markets. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The Advisor may also adjust the representation in the International Value Series of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for relative price and profitability are subject to change from time to time.

Under normal market conditions, the International Value Series intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries. The International Value Series invests its assets in securities of companies associated with Approved Markets (For a description of the securities and countries approved for investment, see “Approved Markets”).

In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Advisor then determines the universe of eligible 149 securities by defining the minimum market capitalization of a large company that may be purchased by the International Value Series with respect to each country or region. Based on market capitalization data as of December 31, 2025, for the DFA International Value Series, the market capitalization of a large company in any country or region in which the DFA International Value Series invests would be $1,852 million or above. This threshold will vary by country or region. For example, based on market capitalization data as of December 31, 2025, the Advisor considered a large company in the EMU to have a market capitalization of at least $13,667 million, a large company in Norway to have a market capitalization of at least $1,934 million, and a large company in

Switzerland to have a market capitalization of at least $16,226 million. These thresholds will change due to market conditions.

The International Value Series does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the International Value Series do pay dividends. It is anticipated, therefore, that the International Value Series will receive dividend income.

The International Value Series may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the International Value Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

International Core Equity 2 Portfolio

The investment objective of the International Core Equity 2 Portfolio is to achieve long-term capital appreciation. The International Core Equity 2 Portfolio seeks to achieve its investment objective by purchasing a broad and diverse group of securities within a market capitalization weighted universe of non-U.S. companies associated with developed markets that have been authorized for investment by the Advisor’s Investment Committee (the “International Universe”). See “Approved Markets.” The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price and higher profitability companies relative to the International Universe. Market capitalization weighted means that a company’s weighting in the International Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. The higher the company’s relative market capitalization, the greater its representation. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price and higher profitability companies may be achieved by decreasing the allocation of the International Core Equity 2 Portfolio’s assets to larger capitalization, higher relative price or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may also adjust the representation in the International Core Equity 2 Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate.

Under normal market conditions, the International Core Equity 2 Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries.

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that the Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

The International Core Equity 2 Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the International Core Equity 2 Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Global Small Company Portfolio

The Global Small Company Portfolio is a “fund of funds,” which means the Portfolio generally allocates its assets among other funds managed by the Advisor, although it has the ability to invest directly in securities and derivatives. The Global Small Company Portfolio seeks to achieve its investment objective of providing investors with access to securities portfolios consisting of a broad range of equity securities of primarily small United States, Canadian, Japanese, United Kingdom, Continental European, Asia Pacific, and Emerging Markets companies. The Portfolio also may have some exposure to small capitalization equity securities associated with other countries or regions. The Global Small Company Portfolio pursues its investment objective by investing substantially all of its assets in the following Underlying Funds: The Asia Pacific Small Company Series, The Canadian Small Company Series, The Continental Small Company Series, The Emerging Markets Small Cap Series, The Japanese Small Company Series, The United Kingdom Small Company Series (each a series of the Trust), and U.S. Small Cap Portfolio (a series of DFA Investment Dimensions Group, Inc.). For a complete description of the investment objectives and policies, portfolio structure and transactions for each Underlying Fund, see “International Small Company Portfolio—The Canadian Small Company Series”; “International Small Company Portfolios—Japanese Small Company Portfolio; Asia Pacific Small Company Portfolio; United Kingdom Small Company Portfolio; and Continental Small Company Portfolio”; “Emerging Markets Small Cap Portfolio.” With respect to the Portfolio’s investment in the U.S. Small Cap Portfolio, see “Investment in Underlying Funds—Domestic Equity Underlying Funds.”

The Global Small Company Portfolio typically allocates its investments among the following Underlying Funds: U.S. Small Cap Portfolio; The Continental Small Company Series; The Emerging Markets Small Cap Series; The Japanese Small Company Series; The United Kingdom Small Company Series; The Asia Pacific Company Series; and The Canadian Small Company Series. When deciding allocations to the Underlying Funds, the Global Small Company Portfolio takes into account, among other factors, the aggregate market capitalizations and adjustments for free float of the eligible universe of securities within each region. Periodically, the Advisor will review the allocations for the Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders. Certain Underlying Funds invest in small companies using a market capitalization weighted approach in each country or region designated by the Advisor as an approved market for investment. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of an Underlying Fund than companies with relatively lower market capitalizations. The Advisor may adjust the representation in the Underlying Funds of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing relative price, profitability, and investment characteristics are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Global Small Company Portfolio, directly or through its investments in the Underlying Funds, will invest at least 80% of its net assets in securities of small companies. Under normal market conditions, whether directly or through its investment in the Underlying Funds, the Global Small Company Portfolio will have exposure to companies associated with at least three approved markets (i.e., including the United States).

The Portfolio and each Underlying Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio and each Underlying Fund also may use derivatives, such as futures contracts and options on futures contracts for equity securities and indices of its approved markets or other equity market securities or indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. The Portfolio and Underlying Funds do not intend to use derivatives for purposes of speculation or leveraging investment returns.

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. An Underlying Fund will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The Advisor may decrease the amount that an Underlying Fund invests in eligible small capitalization companies that have lower profitability and/or higher relative prices. In addition to, or in place of, investments in the Underlying Funds, the Portfolio also is permitted to invest directly in the same types of securities that are described in each Underlying Fund’s Prospectus as eligible investments for the Underlying Fund.

In addition to money market instruments and other short-term investments, the Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s or Underlying Fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

International Small Company Portfolios

The International Small Company Portfolio is a “fund of funds,” which means that it uses assets to purchase other mutual funds (the “Underlying Funds”). The International Small Company Portfolio and The Canadian Small Company Series (the “Canadian Small Company Series”), The Japanese Small Company Series (the “Japanese Small Company Series”), The Asia Pacific Small Company Series (the “Asia Pacific Small Company Series”), The United Kingdom Small Company Series (the “United Kingdom Small Company Series”) and The Continental Small Company Series (the “Continental Small Company Series”) of the Trust (the latter five being referred to hereinafter as the “Underlying Funds”) each have an investment objective to achieve long-term capital appreciation. The Portfolios that invest in such Underlying Funds (the “International Small Company Portfolios”) provide investors with access to securities portfolios consisting of small Canadian, Japanese, United Kingdom, European (including the Mediterranean) and Asia Pacific companies.

Company size will be determined for purposes of these Portfolios and Underlying Funds on the basis of a company’s market capitalization, which will be calculated by multiplying the number of outstanding shares of the company by the price per share of the company’s stock. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. An Underlying Fund will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that an Underlying Fund invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

International Small Company Portfolio

The International Small Company Portfolio seeks to achieve its investment objective by investing virtually all of its assets in Underlying Funds, in such relative proportions as determined by the Advisor from time to time. For a complete description of the investment objectives and policies, portfolio structure and transactions for each Underlying Fund, see “International Small Company Portfolio—The Canadian Small Company Series”; “International Small Company Portfolios—Japanese Small Company Portfolio; Asia Pacific Small Company Portfolio; United Kingdom Small Company Portfolio; Continental Small Company Portfolio.” The International Small Company Portfolio is designed for investors who wish to achieve their investment objective of capital appreciation by participating in the investment performance of a broad range of equity securities of Canadian, Japanese, United Kingdom, European (including the Mediterranean) and Asia Pacific small companies.

As of the date of this Prospectus, the International Small Company Portfolio invests in the shares of the Underlying Funds within the following percentage ranges:

Underlying Funds	Investment Range
Canadian Small Company Series	5-20%
Japanese Small Company Series	10-40%

Underlying Funds	Investment Range
Asia Pacific Small Company Series	5-25%
United Kingdom Small Company Series	5-30%
Continental Small Company Series	25-55%

The allocation of the assets of International Small Company Portfolio to be invested in the Underlying Funds will be determined by the Advisor on at least a semi-annual basis. In setting the target allocation, the Advisor will first consider the market capitalizations of all eligible companies in each of the Underlying Funds. The Advisor will calculate the market capitalizations for each Underlying Fund in the manner described below for the Canadian Small Company Series and for each other Underlying Fund under “International Small Company Portfolios— Japanese Small Company Portfolio; Asia Pacific Small Company Portfolio; United Kingdom Small Company Portfolio; Continental Small Company Portfolio.” Periodically, the Advisor will review the allocations for the International Small Company Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders. As a non-fundamental policy, under normal circumstances, the International Small Company Portfolio, through its investments in the Underlying Funds, will invest at least 80% of its net assets in securities of small companies. The International Small Company Portfolio and each Underlying Fund may invest in ETFs, including ETFs managed by the Advisor, for the purposes of gaining exposure to the equity markets, while maintaining liquidity. In addition to money market instruments and other short-term investments, the International Small Company Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

The Canadian Small Company Series. The Canadian Small Company Series generally will purchase a broad and diverse group of readily marketable securities of Canadian small companies. The Canadian Small Company Series invests in securities of companies associated with Canada, which is the Canadian Small Company Series’ Approved Market (For a description of the securities approved for investment, see “Approved Markets”), listed or traded in the form of EDRs, GDRs, ADRs or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Advisor measures company size based primarily on market capitalization. The Advisor first ranks eligible companies by market capitalization. The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Canada. Based on market capitalization data as of December 31, 2025, the Advisor would consider Canadian small companies to be those companies with a market capitalization of below $10,168 million. This threshold will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Canadian Small Company Series will invest at least 80% of its net assets in securities of Canadian small companies.

The Advisor will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The Canadian Small Company Series intends to invest in stock of eligible companies using a market capitalization weighted approach. See “Portfolio Construction—International Small Company Portfolios.”

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Series will generally not exclude more than 5% of the eligible Canadian small capitalization company universe based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that the Series invests in eligible Canadian small capitalization companies that have lower profitability and/or higher relative prices.

The Canadian Small Company Series may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, that provide exposure to the Canadian equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Canadian Small Company Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio invests all of its assets in the Japanese Small Company Series, which has the same investment objective and policies as the Portfolio. The Japanese Small Company Series generally will purchase a broad and diverse group of readily marketable securities of Japanese small companies. The Japanese Small Company Series invests in securities of companies associated with Japan, which is the Japanese Small Company Series’ Approved Market (For a description of the securities approved for investment, see “Approved Markets”). The Advisor measures company size based primarily on market capitalization. The Advisor first ranks eligible companies by market capitalization. The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Japan. Based on market capitalization data as of December 31, 2025, the Advisor would consider Japanese small companies to be those companies with a market capitalization below $3,311 million. This threshold will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Japanese Small Company Series will invest at least 80% of its net assets in securities of Japanese small companies.

The Advisor will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The Japanese Small Company Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. See “Portfolio Construction—International Small Company Portfolios.”

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Series will generally not exclude more than 5% of the eligible Japanese small capitalization company universe based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that the Series invests in eligible Japanese small capitalization companies that have lower profitability and/or higher relative prices.

The Japanese Small Company Series may invest in ETFs, including ETFs managed by the Advisor, that provide exposure to the Japanese equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Japanese Small Company Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Series’ cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio invests all of its assets in the Asia Pacific Small Company Series, which has the same investment objective and policies as the Portfolio. The Asia Pacific Small Company Series generally will purchase securities of a broad and diverse group of small companies located in Australia, New Zealand and Pacific Rim Asian countries. The Asia Pacific Small Company Series invests in securities of companies associated with Approved Markets (For a description of the securities and countries approved for investment, see “Approved Markets”). The Advisor measures company size on a country specific basis and based primarily on market capitalization. In the countries authorized for investment, the Advisor first ranks eligible companies based on the companies’ market capitalizations. The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Asia Pacific Small Company Series with respect to each country authorized for investment. Based on market capitalization data as of December 31, 2025, for the Asia Pacific Small Company Series, the market capitalization of a small company in any country in which the Asia Pacific Small Company Series invests would be below $6,817 million. This threshold will vary by country. Based on market capitalization data as of December 31, 2025, the Advisor would consider Asia Pacific small companies to be those companies with a market capitalization below $4,264 million in Australia, $4,701 million in Hong Kong, $2,277 million in New Zealand and $6,817 million in Singapore. These thresholds will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Asia Pacific Small Company Series will invest at least 80% of its net assets in securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries.

The Advisor will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The Asia Pacific Small Company Series intends to invest in eligible companies using a market capitalization weighted approach. The Advisor may, in its discretion, either limit further investments in a particular country or divest the Asia Pacific Small Company Series of holdings in a particular country. See “Portfolio Construction—International Small Company Portfolios.”

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Series will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that the Series invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

The Asia Pacific Small Company Series may invest in ETFs, including ETFs managed by the Advisor, that provide exposure to Asia Pacific equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Asia Pacific Small Company Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio invests all of its assets in the United Kingdom Small Company Series, which has the same investment objective and policies as the Portfolio. The United Kingdom Small Company Series generally will purchase a broad and diverse group of readily marketable securities of United Kingdom small companies. The United Kingdom Small Company Series invests in securities of companies associated with the United Kingdom, which is the United Kingdom Small Company Series’ Approved Market (For a description of the securities approved for investment, see “Approved Markets”). The Advisor measures company size based primarily on the market capitalization of companies in the United Kingdom. The Advisor first ranks eligible companies by market capitalization. The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company in the United Kingdom. Based on market capitalization data as of December 31, 2025, the Advisor would consider United Kingdom small companies to be those companies with a market capitalization below $8,370 million. This threshold will change due to market conditions. As a non-fundamental policy, under normal circumstances, the United Kingdom Small Company Series will invest at least 80% of its net assets in securities of United Kingdom small companies.

The Advisor will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The United Kingdom Small Company Series intends to invest in stock of eligible companies using a market capitalization weighted approach. See “Portfolio Construction—International Small Company Portfolios.”

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Series will generally not exclude more than 5% of the eligible United Kingdom small capitalization company universe based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that the Series invests in eligible United Kingdom small capitalization companies that have lower profitability and/or higher relative prices.

The United Kingdom Small Company Series may invest in ETFs, including ETFs managed by the Advisor, that provide exposure to the United Kingdom equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the United Kingdom Small Company Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Continental Small Company Portfolio

The Continental Small Company Portfolio invests all of its assets in the Continental Small Company Series, which has the same investment objective and policies as the Portfolio. The Continental Small Company Series generally will purchase readily marketable securities of a broad and diverse group of small European companies. The Series also may invest in up to 20% of its net assets in small companies associated with non-European countries that the Advisor has identified as authorized for investment. The Continental Small Company Series invests in securities of companies associated with Approved Markets (For a description of the securities and countries approved for investment, see “Approved Markets”). The Advisor determines company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Advisor then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Continental Small Company Series with respect to each country or region. Based on market capitalization data as of December 31, 2025, for the Continental Small Company Series, the market capitalization of a small company in any country or region in which the Continental Small Company Series invests would be below $16,226 million. This threshold will vary by country or region. For example, based on market capitalization data as of December 31, 2025, the Advisor would consider a small company in the EMU to have a market capitalization below $13,667 million, a small company in Norway to have a market capitalization below $1,934 million, and a small company in Switzerland to have a market capitalization below $16,226 million. These thresholds will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Continental Small Company Series will invest at least 80% of its net assets in securities of small companies located in continental Europe.

The Advisor will establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The Continental Small Company Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Advisor may in its discretion either limit further investments in a particular country or divest the Continental Small Company Series of holdings in a particular country. See “Portfolio Construction—International Small Company Portfolios.”

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Series will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that the Series invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

The Continental Small Company Series may invest in ETFs, including ETFs managed by the Advisor, that provide exposure to the continental European equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Continental Small Company Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

DFA International Real Estate Securities Portfolio

The investment objective of the DFA International Real Estate Securities Portfolio is to achieve long-term capital appreciation. The Portfolio will concentrate its investments in a broad and diverse set of securities of non-U.S. companies principally engaged in the real estate industry with a particular focus on non-U.S. REITs and companies the Advisor considers to be REIT-like entities. The DFA International Real Estate Securities Portfolio considers a company to be principally engaged in the real estate industry if the company’s principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

Under normal market conditions, the DFA International Real Estate Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries. The DFA International Real Estate Securities Portfolio purchases non-U.S. real estate securities of companies associated with Approved Markets (For a description of the securities and countries approved for investment, see “Approved Markets”).

On at least a semi-annual basis, the Advisor will identify a schedule of eligible investments consisting of equity securities of non-U.S. companies in the real estate industry as described above. It is the intention of the DFA International Real Estate Securities Portfolio to invest in the securities of eligible companies generally using a market capitalization weighted approach to determine individual security weights and country weights. See “Market Capitalization Weighted Approach.” The use of a market capitalization weighted approach may result in the Portfolio having more than 25% of its assets in companies located in a single country.

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by the DFA International Real Estate Securities Portfolio, as additional cash becomes available to the Portfolio. However, the Portfolio has retained the right to borrow to make redemption payments and also is authorized to redeem its shares in-kind. See “REDEMPTION OF SHARES.” Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Portfolio might not be able to purchase the number of shares that would otherwise be purchased using strict market capitalization weighting.

Investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the DFA International Real Estate Securities Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income. Periodically, the Advisor may expand the investments eligible for the DFA International Real Estate Securities Portfolio to include equity securities of eligible companies and additional countries to respond to market events, new listings and/or new legal structures in non-U.S. markets, among others.

The DFA International Real Estate Securities Portfolio may invest in ETFs, including ETFs managed by the Advisor, that provide exposure to equity markets, including the United States, both within and outside the real estate industry, and for the purposes of gaining exposure to the equity markets, while maintaining liquidity. In addition to money market instruments and other short-term investments, the DFA International Real Estate Securities Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

The DFA International Real Estate Securities Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

DFA Global Real Estate Securities Portfolio

The investment objective of the DFA Global Real Estate Securities Portfolio is to achieve long-term capital appreciation. The DFA Global Real Estate Securities Portfolio seeks to achieve exposure to a broad portfolio of securities of U.S. and non-U.S. companies in the real estate industry, with a focus on REITs or companies that the Advisor considers to be REIT-like entities. The DFA Global Real Estate Securities Portfolio may pursue its investment objective by investing its assets in the DFA Real Estate Securities Portfolio, DFA International Real Estate Securities Portfolio (the “Underlying Funds”), and/or directly in securities of companies in the real estate industry. For a complete description of the investment objectives and policies, portfolio structure and transactions for the Underlying Fund included in this Prospectus, see “DFA International Real Estate Securities Portfolio”. With respect to the Portfolio’s investments in the DFA Real Estate Securities Portfolio, see “Investments in Underlying Funds—Domestic Equity Funds.” The DFA Global Real Estate Securities Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices, and such investments may or may not provide exposure to the real estate industry. The Portfolio and Underlying Funds do not intend to sell futures contracts to or to use derivatives for purposes of speculation or leveraging investment returns.

The DFA Global Real Estate Securities Portfolio and each Underlying Fund may invest in ETFs, including ETFs managed by the Advisor, that provide exposure to equity markets, including the United States, both within and outside the real estate industry, and for the purposes of gaining exposure to the equity markets, while maintaining liquidity. In addition to money market instruments and other short-term investments, the DFA Global Real Estate Securities Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

On at least a semi-annual basis, the Advisor will identify a schedule of eligible investments consisting of equity securities of all companies in the real estate industry eligible for investment by the DFA Global Real Estate Securities Portfolio and each Underlying Fund. It is the intention of the DFA Global Real Estate Securities Portfolio and each Underlying Fund to invest in the securities of eligible companies using a market capitalization weighted approach to determine security weights and country weights. See “Market Capitalization Weighted Approach.”

The DFA Global Real Estate Securities Portfolio and the DFA International Real Estate Securities Portfolio, an Underlying Fund, may also invest in China A-shares (equity securities of companies listed in China) that are accessible through Stock Connect and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

DFA International Small Cap Value Portfolio

The investment objective of the DFA International Small Cap Value Portfolio is to achieve long-term capital appreciation. The DFA International Small Cap Value Portfolio seeks to achieve its objective by purchasing the securities of small, non-U.S. companies that the Advisor determines to be lower relative price stocks at the time of purchase. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing relative price are subject to change from time to time.

The DFA International Small Cap Value Portfolio intends to purchase securities of small companies in countries with developed markets. Under normal market conditions, the DFA International Small Cap Value Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries. The DFA International Small Cap Value Portfolio invests its assets in securities of companies associated with Approved Markets (For a description of the securities and countries approved for investment, see “Approved Markets”).

The DFA International Small Cap Value Portfolio intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Advisor, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See “Market Capitalization Weighted Approach.” The weightings of countries in the DFA International Small Cap Value Portfolio may vary from their weightings in international indices, such as those published by FTSE Russell, and MSCI.

The DFA International Small Cap Value Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that the Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

The DFA International Small Cap Value Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

International Vector Equity Portfolio

The investment objective of the International Vector Equity Portfolio is to achieve long-term capital appreciation. The International Vector Equity Portfolio’s investment objective may be changed without shareholder approval.

The International Vector Equity Portfolio seeks to achieve its investment objective by purchasing a broad and diverse group of securities within a market capitalization weighted universe of non-U.S. companies associated with developed markets that have been authorized for investment by the Advisor’s Investment Committee (the “International Universe”). See “Approved Markets.” The Portfolio invests in companies of all sizes, with strongly increased exposure to smaller capitalization, lower relative price, and higher profitability companies relative to the International Universe. The Portfolio’s strongly increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe or by avoiding purchases in that segment of the market. Market capitalization weighted means that a company’s weighting in the International Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. The higher the company’s relative market capitalization, the greater its representation. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios.

An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may also adjust the representation in the International Vector Equity Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate.

The International Vector Equity Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

Under normal market conditions, the International Vector Equity Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries.

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that the Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

The International Vector Equity Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets, including the U.S. equity market, while maintaining liquidity. In addition to money market instruments and other short-term investments, the International Vector Equity Portfolio may invest in affiliated and unaffiliated registered or unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

International High Relative Profitability Portfolio

The investment objective of the International High Relative Profitability Portfolio is to achieve long-term capital appreciation. The International High Relative Profitability Portfolio purchases securities of large non-U.S. companies that the Advisor determines to have high profitability relative to other large cap companies in the same country or region, at the time of purchase. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. Generally, the Advisor expects to consider such factors as market capitalization, free float, size, relative price, profitability, price momentum, short-run reversals, trading strategies, liquidity management, and other factors that the Advisor determines to be appropriate, to determine the representation of an eligible company in the Portfolio. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

Under normal market conditions, the International High Relative Profitability Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries. The International High Relative Profitability Portfolio invests its assets in securities of companies associated with Approved Markets (for a description of the securities and countries approved for investment, see “Approved Markets”). In addition, the Portfolio may continue to hold securities of developed market countries that are not listed in Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

As a non-fundamental policy, under normal circumstances, the International High Relative Profitability Portfolio will invest at least 80% of its net assets in securities of companies in the particular non-U.S. markets in which the Portfolio invests. In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Advisor then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the International High Relative Profitability Portfolio with respect to each country or region. Based on market capitalization data as of December 31, 2025, for the International High Relative Profitability Portfolio, the market capitalization of a large company in any country or region in which the Portfolio invests would be $1,852 million or above. This threshold will vary by country or region. For example, based on market capitalization data as of December 31, 2025, the Advisor considered a large company in the EMU to have a market capitalization of at least $13,667 million, a large company in Norway to have a market capitalization of at least $1,934 million and a large company in Switzerland to have a market capitalization of at least $16,226 million. These thresholds will change due to market conditions.

The International High Relative Profitability Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

The International High Relative Profitability Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The International High Relative Profitability Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

World ex U.S. Value Portfolio

The investment objective of the World ex U.S. Value Portfolio is to achieve long-term capital appreciation. The World ex U.S. Value Portfolio is a “fund of funds,” which means that the Portfolio generally allocates its assets among other mutual funds managed by the Advisor though it also has the ability to invest directly in securities. The World ex U.S. Value Portfolio seeks to achieve exposure to a broad portfolio of securities of non-U.S. companies associated with countries with developed and emerging markets, which may include frontier markets (emerging markets in an earlier stage of development), that the Advisor believes to be lower relative price stocks at the time of purchase by primarily purchasing shares of The DFA International Value Series (the “International Value Series”), DFA International Small Cap Value Portfolio, and Dimensional Emerging Markets Value Fund (the “Underlying Funds”). For a complete description of the investment objectives and policies, portfolio structure and transactions for each of the Underlying Funds, see “DFA International Value Portfolio,” “DFA International Small Cap Value Portfolio” and “Emerging Markets Value Portfolio.”

An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing relative price are subject to change from time to time.

The World ex U.S. Value Portfolio typically allocates its investments among the following Underlying Funds: International Value Series; DFA International Small Cap Value Portfolio; and Dimensional Emerging Markets Value Fund. The International Value Series and DFA International Small Cap Value Portfolio invest in the securities of eligible companies using a market capitalization weighted approach to determine security weights and country weights. See “Market Capitalization Weighted Approach.”

The Advisor will determine in its discretion when and whether to invest in markets that have been authorized as Approved Markets for each Underlying Fund, depending on a number of factors, including, but not limited to, asset growth in the Underlying Fund, constraints imposed in Approved Markets, and other characteristics of each such market. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets for an Underlying Fund. Also, an Underlying Fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. For a description of the securities approved for investment, see “Approved Markets.”

In addition to, or in place of, investments in the Underlying Funds, the World ex U.S. Value Portfolio also is permitted to invest directly in the same types of securities of companies that are described in this Prospectus as eligible investments for the Underlying Funds.

The value criteria used by the Advisor, as described above, generally apply at the time of purchase by the World ex U.S. Value Portfolio or an Underlying Fund. The World ex U.S. Value Portfolio and Underlying Funds are not required to dispose of a security if the security’s issuer does not meet current value criteria. Securities which do meet the value criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions—All Portfolios.” The Emerging Markets Value Fund, an Underlying Fund, may also invest in China A-shares (equity securities of companies listed in China) that are accessible through Stock Connect and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

The World ex U.S. Value Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. The World ex U.S. Value Portfolio and Underlying Funds do not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The World ex U.S. Value Portfolio and each Underlying Fund may invest in ETFs, including ETFs managed by the Advisor, for the purposes of gaining exposure to the equity markets, while maintaining liquidity. In addition to money market instruments and other short-term investments, the World ex U.S. Value Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

World ex U.S. Core Equity Portfolio

The investment objective of the World ex U.S. Core Equity Portfolio is to achieve long-term capital appreciation. The Portfolio seeks to achieve its investment objective by purchasing a broad and diverse group of securities within a market capitalization weighted universe of non-U.S. companies associated with countries with developed and emerging markets that have been authorized for investment by the Advisor’s Investment Committee. For purposes of this Portfolio, the Advisor defines the “non-U.S. Universe” as a market capitalization weighted set of non-U.S. companies in developed and emerging markets, which may include frontier markets, that have been authorized for investment as Approved Markets by the Advisor’s Investment Committee. (For a description of the securities and countries approved for investment, see “Approved Markets”). Market capitalization weighted means that a company’s weighting in the non-U.S. Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. The higher the company’s relative market capitalization, the greater its representation. The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies relative to the non-U.S. Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies for the World ex U.S. Core Equity Portfolio may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the non-U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may adjust the representation in the World ex U.S. Core Equity Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate.

In determining which emerging market countries are eligible markets for the World ex U.S. Core Equity Portfolio, the Advisor may consider various factors, including, without limitation, the classification of countries recognized by global index providers, market liquidity, relative availability of information to investors, government regulation, including fiscal and foreign exchange repatriation rules, the availability of other access to these markets, clearing and settlement processes, taxes, fees, duties, and other costs of transacting in the market, and observance of property rights. Approved Markets may not include all such emerging markets. In determining whether to approve emerging markets for investment, the Advisor may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Portfolio. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing investment characteristics are subject to change from time to time. The Advisor may decrease the amount that the Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices. The World ex U.S. Core Equity Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets, including the United States, while maintaining liquidity. The Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio may engage in foreign currency transactions for the purposes of settling the Portfolio’s purchases and sales of foreign securities. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

The World ex U.S. Core Equity Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through Stock Connect and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

World Core Equity Portfolio

The investment objective of the World Core Equity Portfolio is to achieve long-term capital appreciation. The World Core Equity Portfolio is a “fund of funds,” which means that the Portfolio generally allocates its assets among other mutual funds managed by the Advisor though it also has the ability to invest directly in securities. The World Core Equity Portfolio seeks to achieve exposure to a broad portfolio of securities of both U.S. companies and non-U.S. companies associated with countries with developed and emerging markets, which may include frontier markets (emerging markets in an earlier stage of development), by primarily purchasing shares of U.S. Core Equity 1 Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio (the “Underlying Funds”). The Underlying Funds may have a modest to meaningful emphasis on securities of smaller, lower relative price, and higher profitability companies. The World Core Equity Portfolio may have exposure to companies in all the market capitalization ranges. For a complete description of the investment objectives and policies, portfolio structure and transactions for each of the Underlying Funds included in this Prospectus, see “International Core Equity 2 Portfolio,” and “Emerging Markets Core Equity 2 Portfolio.” With respect to the Portfolio’s investments in the U.S. Core Equity 1 Portfolio, see “Investments in Underlying Funds—Domestic Equity Underlying Funds.” An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing relative price are subject to change from time to time. The World Core Equity Portfolio typically allocates its investments among the following Underlying Funds: U.S. Core Equity 1 Portfolio; International Core Equity 2 Portfolio; and Emerging Markets Core Equity 2 Portfolio. The Advisor will determine in its discretion when and whether to invest in markets that have been authorized as Approved Markets for each Underlying Fund, depending on a number of factors, including, but not limited to, asset growth in the Underlying Fund, constraints imposed in Approved Markets, and other characteristics of each such market. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets for an Underlying Fund. Also, an Underlying Fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. For a description of the securities approved for investment, see “Approved Markets.”

In addition to, or in place of, investments in the Underlying Funds, the World Core Equity Portfolio also is permitted to invest directly in the same types of securities of companies that are described in each Underlying Fund’s Prospectus as eligible investments for the Underlying Fund. The value criteria used by the Advisor, as described above, generally apply at the time of purchase by the World Core Equity Portfolio or an Underlying Fund. The World Core Equity Portfolio and Underlying Funds are not required to dispose of a security if the security’s issuer does not meet current value criteria. Securities which do meet the value criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions—All Portfolios.”

The Emerging Markets Core Equity 2 Portfolio, an Underlying Fund, may also invest in China A-shares (equity securities of companies listed in China) that are accessible through Stock Connect and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

The World Core Equity Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. The World Core Equity Portfolio and Underlying Funds do not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The World Core Equity Portfolio and each Underlying Fund may invest in ETFs, including ETFs managed by the Advisor, for the purposes of gaining exposure to the equity markets, while maintaining liquidity. In addition to money market instruments and other short-term investments, the World Core Equity Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds. The World Core Equity Portfolio and Underlying Funds may invest in such money market funds and other short-term investments to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Selectively Hedged Global Equity Portfolio

The investment objective of the Selectively Hedged Global Equity Portfolio is to achieve long-term capital appreciation. The Selectively Hedged Global Equity Portfolio is a “fund of funds,” which means that the Portfolio generally allocates its assets among other mutual funds managed by the Advisor although it also has the ability to invest directly in securities and derivatives. The Selectively Hedged Global Equity Portfolio seeks to achieve exposure to a broad portfolio of securities of both U.S. companies and non-U.S. companies associated with countries with developed and emerging markets, including frontier markets (emerging markets in an earlier stage of development), by primarily purchasing shares of U.S. Core Equity 2 Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio (the “Underlying Funds”). For a complete description of the investment objectives and policies, portfolio structure and transactions for each of the Underlying Funds included in this Prospectus, see “International Core Equity 2 Portfolio” and “Emerging Markets Core Equity 2 Portfolio.” With respect to the Portfolio’s investment in the U.S. Core Equity 2 Portfolio, see “Investments in Underlying Funds—

Domestic Equity Underlying Funds.” Because many of the Selectively Hedged Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Alternatively, the Portfolio may leave all or some of the currency exposure unhedged. The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based on, among other things, a comparison of the respective foreign and U.S. short-term interest rates and the Portfolio’s existing exposure to a given foreign currency. The Selectively Hedged Global Equity Portfolio and each Underlying Fund also may invest in ETFs, including ETFs managed by the Advisor, for the purposes of gaining exposure to the equity markets, while maintaining liquidity. In addition to money market instruments and other short-term investments, the Selectively Hedged Global Equity Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of 164 certain fees and expenses. The Selectively Hedged Global Equity Portfolio and Underlying Funds may lend their portfolio securities to generate additional income.

The Emerging Markets Core Equity 2 Portfolio, an Underlying Fund, may also invest in China A-shares (equity securities of companies listed in China) that are accessible through Stock Connect and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies). In addition to, or in place of, investments in the Underlying Funds, the Portfolio also is permitted to invest directly in the same types of securities of companies that are described in each Underlying Fund’s Prospectus as eligible investments for the Underlying Fund.

Emerging Markets Portfolio
Emerging Markets Value Portfolio

Emerging Markets Small Cap Portfolio

Emerging Markets Core Equity 2 Portfolio

Emerging Markets ex China Core Equity Portfolio

Emerging Markets Targeted Value Portfolio

The investment objective of the Emerging Markets 2 Portfolio, the Emerging Markets Value Portfolio, the Emerging Markets Small Cap Portfolio, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio and the Emerging Markets Targeted Value Portfolio is to achieve long-term capital appreciation. The Emerging Markets Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The Emerging Markets Series of the Trust (the “Emerging Markets Series”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Small Cap Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The Emerging Markets Small Cap Series of the Trust (the “Emerging Markets Small Cap Series”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, Dimensional Emerging Markets Value Fund (the “Emerging Markets Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective through investment primarily in emerging market equity securities. The Emerging Markets Series, the Emerging Markets Small Cap Series, and the Emerging Markets Value Fund are referred to collectively as the “Emerging Markets Master Funds.” Each of the Emerging Markets Master Funds, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio and the Emerging Markets Targeted Value Portfolio seeks to achieve its investment objective by investing in companies associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), designated as Approved Markets by the Investment Committee of the Advisor (For a description of the securities and countries approved for investment, see “Approved Markets”). Each Emerging Markets Master Fund, the Emerging Markets Core Equity 2 Portfolio and the Emerging Markets Targeted Value Portfolio invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges. The Emerging Markets ex China Core Equity Portfolio invests its assets primarily in Approved Markets equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets. Each Emerging Markets Master Fund, the Emerging Markets Core Equity 2 Portfolio and the Emerging Markets Targeted Value Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through Stock Connect and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies). The Emerging Markets Value Fund seeks to achieve its objective by purchasing emerging market equity securities that are deemed by the Advisor to be lower relative price stocks at the time of purchase. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The Advisor may adjust the representation in the Emerging Markets Value Fund of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing relative price, profitability, and investment characteristics are subject to change from time to time. The Emerging Markets Core Equity 2 Portfolio and Emerging Markets ex China Core Equity Portfolio will seek to purchase a broad and diverse group of securities, with meaningfully increased exposure to securities of smaller capitalization, lower relative price, and higher profitability companies. The Portfolios’ meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolios’ assets to larger capitalization, higher relative price, or lower profitability companies. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing relative price, profitability and investment characteristics are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Emerging Markets ex China Core Equity Portfolio will invest at least 80% of its net assets in emerging markets equity investments that are defined in the Prospectus as Approved Market securities. The Emerging Markets ex China Core Equity Portfolio may gain exposure to companies in Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Emerging Markets ex China Core Equity Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The investment objective of the Emerging Markets Targeted Value Portfolio is to achieve long-term capital appreciation. The Portfolio will seek to achieve its investment objective through exposure to a broad and diverse portfolio of securities, with a focus on small and mid-cap lower relative price companies with higher profitability. The Emerging Markets Targeted Value Portfolio intends to purchase securities of small and mid-sized companies in Approved Markets that the Advisor believes to be lower relative price stocks with higher profitability at the time of purchase. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The Advisor determines what constitutes a small or mid-sized company on a country-or region-specific basis and based primarily on market capitalization. A company’s market capitalization is the number of its shares outstanding times its price per share. The Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing relative price, profitability and investment characteristics are subject to change from time to time. The Emerging Markets Targeted Value Portfolio may also invest as a non-principal investment strategy in exchange-traded funds (ETFs) that provide exposure to Approved Markets or other equity markets, including the United States, for the purposes of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Emerging Markets Targeted Value Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

In determining what countries are eligible markets for the Emerging Markets Master Funds, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio and the Emerging Markets Targeted Value Portfolio, the Advisor may consider various factors, including without limitation, the classification of countries recognized by global index providers, market liquidity, relative availability of information to investors, government regulation, including fiscal and foreign exchange repatriation rules, the availability of other access to these markets, clearing and settlement processes, taxes, fees, duties, and other costs of transacting in the market, and observance of property rights. Approved Markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Emerging Markets Master Funds, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio and the Emerging Markets Targeted Value Portfolio. Pending the investment of new capital in Approved Markets securities, the Emerging Markets Master Funds, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio and the Emerging Markets Targeted Value Portfolio will typically invest in money market instruments or other highly liquid debt instruments including those denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, each Emerging Markets Master Fund, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio and the Emerging Markets Targeted Value Portfolio, may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although each of the Emerging Markets Master Funds, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio and the Emerging Markets Targeted Value Portfolio do not expect the aggregate of all such amounts to exceed 20% of their net assets under normal circumstances. The Emerging Markets Master Funds, Emerging Markets Core Equity 2 Portfolio, Emerging Markets ex China Core Equity Portfolio and the Emerging Markets Targeted Value Portfolio also may invest up to 10% of their total assets in shares of other investment companies that invest in one or more Approved Markets, although they intend to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it may be necessary or advisable for an Emerging Markets Master Fund, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio or the Emerging Markets Targeted Value Portfolio to establish a wholly owned subsidiary or a trust for the purpose of investing in the local markets. The Emerging Markets Series and Emerging Markets Small Cap Series seek broad market diversification.

The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. In addition, the Emerging Markets Series may consider a company’s price in relation to its book value (a “price to book ratio”). Generally, changes in the composition and relative ranking (in terms of price to book ratio) of the stocks which are eligible for purchase by the Emerging Markets Value Fund and the Emerging Markets Targeted Value Portfolio take place with every trade when the securities markets are open for trading due primarily to price changes of such securities. On a periodic basis, the Advisor will identify lower relative price stocks that are eligible for investment and re-evaluate eligible lower relative price stocks no less than semi-annually. With respect to the Emerging Markets Series, the Advisor may adjust the representation in the Series of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. For the Emerging Markets Small Cap Series, the Advisor may also adjust the representation in the Series of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing relative price, profitability, and investment characteristics are subject to change from time to time.

The Emerging Markets Master Funds, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio and the Emerging Markets Targeted Value Portfolio do not seek current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in an Emerging Markets Master Fund, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio or the Emerging Markets Targeted Value Portfolio do pay dividends. It is anticipated, therefore, that the Emerging Markets Master Funds, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio and the Emerging Markets Targeted Value Portfolio will receive dividend income. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. A Portfolio or Master Fund will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. With respect to the Emerging Markets Value Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Core Equity 2 Portfolio, Emerging Markets ex China Core Equity Portfolio and Emerging Markets Targeted Value Portfolio, the Advisor may decrease the amount that a Portfolio or Master Fund invests in eligible small capitalization companies that have lower profitability and/or higher relative prices. The Emerging Markets Master Funds, Emerging Markets Core Equity 2 Portfolio and Emerging Markets ex China Core Equity Portfolio may also invest in ETFs, including ETFs managed by the Advisor, that provide exposure to Approved Markets or other equity markets, including the United States, for the purposes of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Emerging Markets Master Funds and Emerging Markets Core Equity 2 Portfolio and the Emerging Markets ex China Core Equity Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

INVESTMENTS IN UNDERLYING FUNDS

Investment Objectives, Strategies and policies of the Underlying Funds

The following is a summary of the investment strategies, objectives and policies of the Underlying Funds in which the Portfolios invest as of the date of this Prospectus that are not described in this Prospectus. Additional information concerning the investment policies of the Underlying Funds may be found in the Portfolios’ Statement of Additional Information (“SAI”).

Domestic Equity Underlying Funds

DFA Real Estate Securities Portfolio—The investment objective of the DFA Real Estate Securities Portfolio is to achieve long-term capital appreciation. The Portfolio, using a market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. The Portfolio will principally invest in equity securities of companies in certain REITs and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. The Portfolio invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, at least 80% of the DFA Real Estate Securities Portfolio’s net assets will be invested in securities of companies in the real estate industry. The Portfolio concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry. The Portfolio generally considers a company to be principally engaged in the real estate industry if the company (i)

derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

U.S. Core Equity 1 Portfolio—The investment objective of the U.S. Core Equity 1 Portfolio is to achieve long-term capital appreciation. The Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 1 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Core Equity 1 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

U.S. Core Equity 2 Portfolio—The investment objective of the U.S. Core Equity 2 Portfolio is to achieve long-term capital appreciation. The Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability U.S. companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 2 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

U.S. Small Cap Portfolio—The U.S. Small Cap Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of U.S. small cap companies. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Portfolio will invest at least 80% of its net assets in securities of small cap U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. As of the date of this Prospectus, for purposes of the U.S. Small Cap Portfolio, the Advisor considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a small cap company would be below $16,768 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Small Cap Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

MARKET CAPITALIZATION WEIGHTED APPROACH

The portfolio structures of the DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, each International Small Company Portfolio Underlying Fund and the DFA International Small Cap Value Portfolio involve market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be modified by the Advisor for a variety of reasons. With respect to the DFA International Real Estate Securities Portfolio and DFA Global Real Estate Securities Portfolio, the Advisor may adjust the representation in a Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. With respect to each International Small Company Portfolio Underlying Fund and the DFA International Small Cap Value Portfolio, the Advisor may adjust the representation in a Portfolio or Underlying Fund of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing profitability and investment characteristics are subject to change from time to time. The Advisor may deviate from market capitalization weighting to limit or fix the exposure of a Portfolio, Underlying Fund, or Master Fund to a particular issuer to a maximum proportion of the assets of the Portfolio, Underlying Fund, or Master Fund.

The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions.

With respect to each International Small Company Portfolio Underlying Fund and the DFA International Small Cap Value Portfolio, the Advisor may decrease the amount that a Portfolio or Underlying Fund invests in eligible small capitalization companies that have lower profitability and/or higher relative prices. These adjustments will result in a deviation from traditional market capitalization weighting. Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or (iii) shares subject to foreign ownership restrictions. Furthermore, the Advisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions. Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization weighted approach would otherwise require. In addition, securities eligible for purchase or otherwise represented in a Portfolio or Master Fund may be acquired in exchange for the issuance of shares. See “PURCHASE OF SHARES—In-Kind Purchases.” While such transactions might cause a deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets. Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semi-annual basis, the Advisor will identify companies whose stock is eligible for investment by a Portfolio or Master Fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Advisor’s then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of a Portfolio or Master Fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale. Country weights may be based on the total market capitalization of companies within each country. The country weights may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements. The weighting of countries may vary from their weighting in published international indices.

PORTFOLIO CONSTRUCTION—INTERNATIONAL SMALL COMPANY FUNDS

Each of the International Small Company Portfolios and the International Small Company Portfolio Underlying Funds (collectively the "International Small Company Funds") intends to invest in the securities of eligible companies using a market capitalization weighted approach. See “Market Capitalization Weighted Approach.” The following discussion applies to the investment policies of the International Small Company Funds.

The decision to include or exclude the shares of an issuer will generally be made on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country or region. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased, as additional cash becomes available. In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

Generally, current income is not sought as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.

PORTFOLIO TRANSACTIONS—ALL PORTFOLIOS

In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor’s judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policies of each Portfolio, Underlying Fund, and Master Fund.

In attempting to respond to adverse market, economic, political, or other considerations, a Portfolio, Underlying Fund, or Master Fund may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s, Underlying Fund's, or Master Fund's principal investment strategies. In these circumstances, the Portfolio, Underlying Fund, or Master Fund (and in turn, its corresponding Feeder Portfolio) may be unable to achieve its investment objective.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in a Portfolio will fluctuate, there is the risk that you will lose money. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolios.

The investment performance of each Portfolio that operates as a “Fund of Funds” is affected by the investment performance of the Underlying Funds in which the Portfolio invests. Each Fund of Funds also indirectly pays its proportionate share of the expenses of the Underlying Funds in which it invests. The ability of each Fund of Funds to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of the Portfolio’s assets among the Underlying Funds. Through its investments in the Underlying Funds, each Fund of Funds is subject to the risks of the Underlying Funds’ investments. The following includes a description of principal risks of each Fund of Fund and its Underlying Funds.

	Large Cap International Portfolio	DFA International Value Portfolio	International Core Equity 2 Portfolio	Global Small Company Portfolio	International Small Company Portfolio	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio
Asia Pacific Market Risk							X
China Investments Risk				X
Cyber Security Risk	X	X	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X
Emerging Markets Risk				X
Equity Market Risk	X	X	X	X	X	X	X
Foreign Securities and Currencies Risk	X	X	X	X	X	X	X
Fund of Funds Risk				X	X
Geographic Focus Risk	X	X	X		X	X	X
Japan Market Risk						X
Operational Risk	X	X	X	X	X	X	X
Profitability Investment Risk	X	X	X	X	X	X	X

	Large Cap International Portfolio	DFA International Value Portfolio	International Core Equity 2 Portfolio	Global Small Company Portfolio	International Small Company Portfolio	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio
Securities Lending Risk	X	X	X	X	X	X	X
Small and Mid-Cap Company Risk			X
Small Company Risk				X	X	X	X
Value Investment Risk	X	X	X	X	X	X	X

	United Kingdom Small Company Portfolio	Continental Small Company Portfolio	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio	International Vector Equity Portfolio
China Investments Risk			X	X
Cyber Security Risk	X	X	X	X	X	X
Depositary Receipts Risk	X	X	X		X	X
Derivatives Risk	X	X	X	X	X	X
Emerging Markets Risk			X	X
Equity Market Risk	X	X	X	X	X	X
European Market Risk		X
Foreign Securities and Currencies Risk	X	X	X	X	X	X
Fund of Funds Risk				X
Geographic Focus Risk	X		X		X	X
Operational Risk	X	X	X	X	X	X
Profitability Investment Risk	X	X			X	X
Risks of Concentrating in the Real Estate Industry			X	X
Securities Lending Risk	X	X	X	X	X	X
Small and Mid-Cap Company Risk			X	X		X
Small Company Risk	X	X			X
United Kingdom Market Risk	X
Value Investment Risk	X	X			X	X

	International High Relative Profitability Portfolio	World ex U.S. Value Portfolio	World ex U.S. Core Equity Portfolio	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio
China Investments Risk		X	X	X	X	X
Cyber Security Risk	X	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X
Emerging Markets Risk		X	X	X	X	X
Equity Market Risk	X	X	X	X	X	X
Foreign Securities and Currencies Risk	X	X	X	X	X	X
Fund of Funds Risk		X		X	X

	International High Relative Profitability Portfolio	World ex U.S. Value Portfolio	World ex U.S. Core Equity Portfolio	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio
Geographic Focus Risk	X					X
Operational Risk	X	X	X	X	X	X
Profitability Investment Risk	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X
Small and Mid-Cap Company Risk		X	X	X	X
Value Investment Risk	X	X	X	X	X	X

	Emerging Markets Value Portfolio	Emerging Markets Targeted Value Portfolio	Emerging Markets Small Cap Portfolio	Emerging Markets Core Equity 2 Portfolio	Emerging Markets ex China Core Equity Portfolio
China Investments Risk	X	X	X	X
Cyber Security Risk	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Emerging Markets Risk	X	X	X	X	X
Equity Market Risk	X	X	X	X	X
Foreign Securities and Currencies Risk	X	X	X	X	X
Geographic Focus Risk	X	X	X	X	X
Operational Risk	X	X	X	X	X
Profitability Investment Risk	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X
Small and Mid-Cap Company Risk	X	X		X	X
Small Company Risk			X
Taiwan Investments Risk					X
Value Investment Risk	X	X	X	X	X

Asia Pacific Market Risk: The performance of a fund that concentrates investments in Asia Pacific countries is expected to be closely tied to the social, political and economic conditions within such Asia Pacific countries and to be more volatile than the performance of funds with more geographically diverse investments. There are special risks associated with investments in the China Region, including in Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of Hong Kong. Hong Kong is closely tied to China, economically and politically. Changes to Hong Kong’s legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong’s evolving relationship with the central government in Beijing has been a source of political unrest and international criticism and may result in economic disruption.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by Taiwan’s political and economic relationship with China. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes and defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries, or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses.

Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. On December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position, which could adversely affect a fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Certain investments in Chinese companies may be made through a special structure known as a VIE. In a VIE structure, foreign investors, such as a fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure generally, or with respect to certain industries. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a fund's returns and net asset value.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk: Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, a fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivative instruments can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivative instruments may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative instrument outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Emerging Markets Risk: Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy; (vi) higher degree of corruption and fraud; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; and (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries. Similar to foreign issuers, emerging market issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available, reliable and current financial and other information about such issuers, comparable to U.S. issuers. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

European Market Risk: The performance of a fund that concentrates investments in European countries is expected to be closely tied to the social, political and economic conditions within such European countries and to be more volatile than the performance of funds with more geographically diverse investments.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which it invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of the fund of funds. Through its investments in underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters. Information about the countries in which the fund invested and the level of investment is available on the fund's website, and on the fund's Forms N-PORT and N-CSR filed with the SEC.

Japan Market Risk: The performance of a fund that concentrates investments in Japan is expected to be closely tied to the social, political and economic conditions within Japan and to be more volatile than the performance of funds with more geographically diverse investments.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Risks of Concentrating in the Real Estate Industry: A fund that concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry will be exposed to the general risks of direct real estate ownership. The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, and tax and regulatory requirements. Also, the value of securities in the real estate industry may decline with changes in interest rates. Investing in real estate investment trusts (“REITs”) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. Also, many foreign REIT-like entities are deemed for tax purposes as passive foreign investment companies (PFICs), which could result in the receipt of taxable dividends to shareholders at an unfavorable tax rate. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The performance of a fund concentrated in the real estate industry may be materially different from the broad equity market.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Taiwan Investments Risk: There are special risks associated with investments in Taiwan. Taiwan and China are highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China and Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The economic success of China will continue to have an outsized influence on the growth and prosperity of Taiwan.

United Kingdom Market Risk: The performance of a fund that concentrates investments in the United Kingdom is expected to be closely tied to the social, political and economic conditions within the United Kingdom (“UK”) and to be more volatile than the performance of funds with more geographically diverse investments. There is continuing uncertainty regarding the ramifications of the UK’s vote to withdraw from the European Union (“EU”) in June 2016 (“Brexit”). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiations, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on a fund, the impact on the UK could be significant and could adversely affect the value and liquidity of investments in the UK.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio, Master Fund, and Underlying Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios, Master Funds, and Underlying Funds described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios, Master Funds, and Underlying Funds.

FUND OF FUNDS PORTFOLIO TURNOVER

The portfolio turnover rate provided for International Small Company Portfolio under the heading “Portfolio Turnover” for the Portfolio is unaudited. The portfolio turnover rate presented for International Small Company Portfolio was derived from the portfolio turnover rates of the Underlying Funds in which the Portfolio invests.

Securities Loans

Each Portfolio (to the extent it holds securities directly), Master Fund, and Underlying Fund is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While each Portfolio, Master Fund or Underlying Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio, Master Fund or Underlying Fund. For information concerning the revenue from securities lending, see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio’s, Master Fund's, or Underlying Fund's total assets, which includes the value of collateral received. To the extent a Portfolio, Master Fund or Underlying Fund loans a portion of its securities, the Portfolio, Master Fund or Underlying Fund will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Portfolio, Master Fund, and Underlying Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. Each Portfolio, Master Fund, and Underlying Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, a Portfolio, Master Fund or Underlying Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios’, Master Fund's, and Underlying Funds' Statements of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. Each Portfolio, Master Fund, and Underlying Fund will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio, Master Fund or Underlying Fund knows that a material event will occur. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “Principal Risks—Securities Lending Risk” for a discussion of the risks related to securities lending.

Securities Lending Revenue

During the fiscal year ended October 31, 2025, the following Portfolios received the following net revenues from a securities lending program (see “Securities Loans”), which constituted a percentage of the average daily net assets of each Portfolio as follows:

Portfolio	Net Revenue*	Percentage of Net Assets
Large Cap International Portfolio	$1,787,705	0.03%
DFA International Value Portfolio*	$2,635,575	0.03%
International Core Equity 2 Portfolio	$16,715,017	0.05%
Japanese Small Company Portfolio*	$233,259	0.11%
Asia Pacific Small Company Portfolio*	$526,892	0.34%
United Kingdom Small Company Portfolio*	$5,958	0.03%
Continental Small Company Portfolio*	$149,122	0.08%
DFA International Real Estate Securities Portfolio	$1,423,145	0.04%
DFA Global Real Estate Securities Portfolio	$326,217	0.00%
DFA International Small Cap Value Portfolio	$8,917,341	0.07%

Portfolio	Net Revenue*	Percentage of Net Assets
International Vector Equity Portfolio	$2,456,684	0.07%
International High Relative Profitability Portfolio	$534,811	0.03%
World ex U.S. Core Equity Portfolio	$3,655,346	0.09%
Emerging Markets Portfolio*	$5,460,549	0.10%
Emerging Markets Value Portfolio*	$18,295,048	0.16%
Emerging Markets Targeted Value Portfolio	$482,945	0.18%
Emerging Markets Small Cap Portfolio*	$19,202,070	0.53%
Emerging Markets Core Equity 2 Portfolio	$66,828,342	0.23%
Emerging Markets ex China Core Equity Portfolio	$1,681,093	0.15%

*  A Portfolio with a corresponding Master Fund or Underlying Fund(s) that is taxed as a partnership. “Net Revenue” reflects the proportional share of the securities lending revenue generated by the Master Fund or Underlying Fund(s) that was received by the Portfolio.

** The amounts included in the table above may differ from the amounts disclosed in the Portfolios’ annual financial statements due to timing differences, reconciliations, and certain other adjustments.

Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios, Master Funds, and Underlying Funds. Pursuant to an Investment Management Agreement with the Fund or a Master Trust on behalf of each Portfolio, Master Fund, and Underlying Fund, the Advisor is responsible for the management of each of the Portfolio’s, Master Fund's, and Underlying Fund's assets. With respect to an Investment Management Agreement with each Feeder Portfolio, the Advisor manages the portion of each Feeder Portfolio’s assets that are retained by the Feeder Portfolio for direct investment and, at its discretion, may make a determination to withdraw a Feeder Portfolio’s investment from its corresponding Master Fund to invest in another Master Fund or manage all the Feeder Fund’s assets directly if the Advisor believes it is in the best interests of the Feeder Portfolio and its shareholders to do so. As of the date of this Prospectus, each Feeder Portfolio invests substantially all of its assets in its corresponding Master Fund. Each of the Portfolios, Master Funds, and Underlying Funds is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios, Master Funds, and Underlying Funds are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolios, Master Funds, and Underlying Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

Mr. Collins-Dean is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Collins-Dean holds an MBA from the University of Chicago and a BS from Wake Forest University. Mr. Collins-Dean joined the Advisor in 2014, has been a portfolio manager since 2016, and has been responsible for the International Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity 2 Portfolio since 2019 and Emerging Markets ex China Core Equity Portfolio since inception (2021).

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the Portfolios since 2010 or since inception with respect to the Selectively Hedged Global Equity Portfolio (2011), World Core Equity Portfolio (2012), World ex U.S. Core Equity Portfolio (2013), Global Small Company Portfolio (2017), International High Relative Profitability Portfolio (2017), Emerging Markets Targeted Value Portfolio (2018) and Emerging Markets ex China Core Equity Portfolio (2021).

Ms. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Advisor in 2012, has been a portfolio manager since 2014, and has been responsible for the International Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio and Emerging Markets Core Equity 2 Portfolio since 2017, the Emerging Markets ex China Core Equity Portfolio since inception (2021), and the Emerging Markets Portfolio, Emerging Markets Value Portfolio, Emerging Markets Targeted Value Portfolio and Emerging Markets Small Cap Portfolio since 2024.

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the International Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio and Emerging Markets Core Equity 2 Portfolio since 2015, the Global Small Company Portfolio, World ex U.S. Value Portfolio and Selectively Hedged Global Equity Portfolio since 2017, and since inception for Emerging Markets ex China Core Equity Portfolio (2021).

Mr. Bhagwanjee is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Bhagwanjee holds an MBA from the University of Chicago Booth School of Business and a BS from Purdue University. Mr. Bhagwanjee joined the Advisor in 2014, has been a portfolio manager since 2017, and has been responsible for the DFA Global Real Estate Securities Portfolio and the World Core Equity Portfolio since 2020 and the Global Small Company Portfolio, World ex U.S. Value Portfolio and Selectively Hedged Global Equity Portfolio since 2022.

Mr. Schneider is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Advisor in 2011, has been a portfolio manager since 2013, and has been responsible for the Large Cap International Portfolio, the International Small Company Portfolio, the Japanese Small Company Portfolio, the United Kingdom Small Company Portfolio, the Continental Small Company Portfolio and the DFA International Small Cap Value Portfolio since 2020 and the DFA International Value Portfolio, Asia Pacific Small Company Portfolio and International High Relative Profitability Portfolio since 2022.

Mr. Wren is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Wren holds an MBA and an MPA from the University of Texas at Austin. Mr. Wren joined the Advisor in 2010, has been a portfolio manager since 2018, and has been responsible for the Emerging Markets Portfolio, the Emerging Markets Value Portfolio, the Emerging Markets Targeted Value Portfolio and the Emerging Markets Small Cap Portfolio since 2020.

Mr. McAndrews is a Vice President and Senior Portfolio Manager of the Advisor. Mr. McAndrews holds an MBA from Columbia University, an MA from Norwich University, and a BS from the United States Naval Academy. Mr. McAndrews joined the Advisor in 2015, has been a portfolio manager since 2015, and has been responsible for the Large Cap International Portfolio, DFA International Value Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Small Cap Value Portfolio, and International High Relative Profitability Portfolio since 2025.

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

The Advisor and with respect to the sub-advised Portfolios and Master Funds detailed below, Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), provide the Portfolios, the Master Funds and Underlying Funds with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. A discussion regarding the basis for the Boards of Trustees/Directors approving the Investment Management Agreements with respect to the Portfolios and Master Funds, is available in the semi-annual Form N-CSR reports for the Portfolios and Master Funds for the fiscal period ending April 30, 2025.

The Fund and the Master Trusts bear all of their own fees, expenses, charges, assessments, taxes, and other costs incurred in their operations, whether incurred directly by the Fund/Master Trusts or incurred by the Advisor on their behalf. The expenses payable by the Fund/Master Trusts shall include, but are not limited to: services of their independent registered public accounting firm, legal counsel to the Fund/Master Trusts and their disinterested trustees/directors, fees and expenses of disinterested trustees/directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund/Master Trusts, insurance premiums, investment fees and expenses of the Fund/Master Trusts, including the interest expense of borrowing money, the costs incidental to meetings of their shareholders and trustees/directors, the cost of filing their registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming their shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund/Master Trusts, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund/Master Trusts, except as provided in the Fee Waiver and Expense Assumption Agreements for certain classes of the Portfolios. Expenses allocable to a particular Portfolio or Master Fund or class of a Portfolio are so allocated. The expenses of a Fund which are not allocable to a particular Portfolio or class of a Portfolio are to be borne by each Portfolio or class of a Portfolio of the Fund on the basis of its relative net assets. Similarly, the expenses of the Master Trusts which are not allocable to a particular Series are to be borne by each Master Fund on the basis of its relative net assets.

The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls Dimensional Fund DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by each Portfolio for the services provided by the Advisor for the fiscal year ended October 31, 2025 (excluding the International Vector Equity Portfolio).

The “Management Fee” listed in the “Annual Fund Operating Expenses” table for the Non-Feeder Portfolios (excluding the International Vector Equity Portfolio) provides the investment management fee that was payable by the respective Portfolio to the Advisor. The “Management Fee” listed in the “Annual Fund Operating Expenses” table for each Feeder Portfolio includes the investment management fees payable to the Advisor by the Portfolio and the Portfolio’s Master Fund.

The “Annual Fund Operating Expenses” table for the International Vector Equity Portfolio describes the management fee payable by the Portfolio to the Advisor as a result of a decrease in the management fee effective February 28, 2025. The effective management fee paid by the International Vector Equity Portfolio, based on the Portfolio’s average daily net assets on an annualized basis, during the fiscal year ended October 31, 2025 was 0.27%.

The Advisor, not the Portfolios and Master Funds listed below, compensates the sub-advisors.

Sub-Advisors—The International High Relative Profitability Portfolio, the Global Small Company Portfolio, the Japanese Small Company Series, the Asia Pacific Small Company Series, the International Core Equity 2 Portfolio, the DFA International Real Estate Securities Portfolio, the DFA Global Real Estate Portfolio, the International Vector Equity Portfolio, the Large Cap International Portfolio, the International Value Series, the DFA International Small Cap Value Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Core Equity Portfolio, the World Core Equity Portfolio, the Selectively Hedged Global Equity Portfolio, the Emerging Markets Series, the Emerging Markets Small Cap Series, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio, the Dimensional Emerging Markets Value Fund and the Emerging Markets Targeted Value Portfolio

Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the International High Relative Profitability Portfolio, Global Small Company Portfolio, Japanese Small Company Series, Asia Pacific Small Company Series, International Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Portfolio, International Vector Equity Portfolio, the Large Cap International Portfolio, the International Value Series, the DFA International Small Cap Value Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Core Equity Portfolio, the World Core Equity Portfolio, the Selectively Hedged Global Equity Portfolio, the Emerging Markets Series, the Emerging Markets Small Cap Series, the Emerging Markets Core Equity 2 Portfolio, the Dimensional Emerging Markets Value Fund and the Emerging Markets Targeted Value Portfolio. DFA Australia’s duties include the maintenance of a trading desk for each Series or Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the International High Relative Profitability Portfolio, Japanese Small Company Series, Asia Pacific Small Company Series, International Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Portfolio, International Vector Equity Portfolio, the Large Cap International Portfolio, the International Value Series, the DFA International Small Cap Value Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Core Equity Portfolio, the World Core Equity Portfolio, the Selectively Hedged Global Equity Portfolio, the Emerging Markets Series, the Emerging Markets Small Cap Series, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio, the Dimensional Emerging Markets Value Fund and the Emerging Markets Targeted Value Portfolio, and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each Series and Portfolio and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on securities of international companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each Series and Portfolio as well as making recommendations and elections on corporate actions. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia.

Sub-Advisors—The International High Relative Profitability Portfolio, the Global Small Company Portfolio, the United Kingdom Small Company Series, the Continental Small Company Series, the International Core Equity 2 Portfolio, the DFA International Real Estate Securities Portfolio, the DFA Global Real Estate Securities Portfolio, the International Vector Equity Portfolio, the Large Cap International Portfolio, the International Value Series, the DFA International Small Cap Value Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Core Equity Portfolio, the World Core Equity Portfolio, the Selectively Hedged Global Equity Portfolio, the Emerging Markets Series, the Emerging Markets Small Cap Series, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio, the Dimensional Emerging Markets Value Fund and the Emerging Markets Targeted Value Portfolio

Pursuant to Sub-Advisory Agreements with the Advisor, DFAL, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the International High Relative Profitability Portfolio, Global Small Company Portfolio, United Kingdom Small Company Series, Continental Small Company Series, International Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, the Large Cap International Portfolio, the International Value Series, the DFA International Small Cap Value Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Core Equity Portfolio, the World Core Equity Portfolio, the Selectively Hedged Global Equity Portfolio, the Emerging Markets Series, the Emerging Markets Small Cap Series, the Emerging Markets Core Equity 2 Portfolio, the Emerging Markets ex China Core Equity Portfolio, the Dimensional Emerging Markets Value Fund and the Emerging Markets Targeted Value Portfolio. DFAL’s duties include the maintenance of a trading desk for the Series and Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the International High Relative Profitability Portfolio, United Kingdom Small Company Series, Continental Small Company Series, International Core Equity 2 Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, DFA International Real Estate Securities Portfolio, the Large Cap International Portfolio, the International Value Series, the DFA International Small Cap Value Portfolio, the World ex U.S. Value Portfolio, the World ex U.S. Core Equity Portfolio, the World Core Equity Portfolio, the Selectively Hedged Global Equity Portfolio, the Emerging Markets Series, the Emerging Markets Small Cap Series, the Emerging Markets Core Equity 2 Portfolio, the Dimensional Emerging Markets Value Fund and the Emerging Markets Targeted Value Portfolio and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each Series and Portfolio and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on securities of United Kingdom and European equity market companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each Series and Portfolio as well as making recommendations and elections on corporate actions. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Manager of Managers Structure

The Advisor, the Fund, and, on behalf of certain Master Funds, the Trust or Dimensional Emerging Markets Value Fund, have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). A Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the Large Cap International Portfolio, DFA International Value Portfolio or Series, International Core Equity 2 Portfolio, Global Small Company Portfolio International Small Company Portfolio, Japanese Small Company Portfolio or Series, Asia Pacific Small Company Portfolio or Series, United Kingdom Small Company Portfolio or Series, Continental Small Company Portfolio or Series, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, Emerging Markets Portfolio or Series, Emerging Markets Value Portfolio or Fund, Emerging Markets Small Cap Portfolio or Series, Emerging Markets Core Equity 2 Portfolio, Emerging Markets ex China Core Equity Portfolio, or the Emerging Markets Targeted Value Portfolio (the "MOM-Eligible Portfolios"). As described above, DFA Australia and/or DFAL, each a Dimensional Wholly-Owned Sub-advisor, currently serve as sub-advisors to each MOM-Eligible Portfolio or its Underlying Fund(s) or Master Fund. If a new Dimensional Wholly-Owned Sub-advisor is hired for a MOM-Eligible Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling a MOM-Eligible Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to a MOM-Eligible Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to a MOM-Eligible Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set a MOM-Eligible Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of a MOM-Eligible Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with a MOM-Eligible Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a MOM-Eligible Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of each Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of each Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the non-Feeder Portfolios below, and a portion of the Fee Waiver Agreement for certain Feeder Portfolios below, will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement for such Portfolios shall continue in effect from year to year thereafter unless terminated by a Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Portfolios, as described in the notes below, will remain in effect permanently, unless terminated by a Fund. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio. With respect to the World ex U.S. Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset a Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

DFA International Value Portfolio

Emerging Markets Portfolio

Emerging Markets Value Portfolio

Emerging Markets Small Cap Portfolio

The Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio listed below to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Short Term Series, to the rate listed below as a percentage of the average net assets of the Institutional Class of a Portfolio on an annualized basis.

Portfolio	Total Management Fee Limit
DFA International Value Portfolio	0.25%
Emerging Markets Portfolio	0.29%
Emerging Markets Value Portfolio	0.38%
Emerging Markets Small Cap Portfolio	0.52%

With respect to the Emerging Markets Portfolio, in addition to the permanent fee waiver described above for the Portfolio, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of the Institutional Class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rates listed below as a percentage of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). With respect to the DFA International Value Portfolio and Emerging Markets Value Portfolio, in addition to the permanent fee waiver described above for the Portfolio, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other expenses of the Institutional Class of the Portfolio (including expenses incurred through its investment in other investment companies managed by the Advisor, except for the expenses that the Portfolio incurs indirectly through investments of securities lending cash collateral in Short Term Series and unaffiliated money market funds) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rates listed below as a percentage of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount. Except, a Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the permanent fee waiver. Also, a Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
DFA International Value Portfolio	0.28%
Emerging Markets Portfolio	0.49%
Emerging Markets Value Portfolio	0.44%

Large Cap International Portfolio

International Core Equity 2 Portfolio

DFA International Real Estate Securities Portfolio

International Vector Equity Portfolio

Emerging Markets Core Equity 2 Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the following Portfolios (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of such class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
Large Cap International Portfolio	0.24%
International Core Equity 2 Portfolio	0.30%
DFA International Real Estate Securities Portfolio	0.29%
International Vector Equity Portfolio	0.60%
Emerging Markets Core Equity 2 Portfolio	0.54%

International High Relative Profitability Portfolio

Global Small Company Portfolio

Emerging Markets Targeted Value Portfolio

Emerging Markets ex China Core Equity Portfolio

Pursuant to a Fee Waiver and Expense Assumption Agreement (the “Fee Waiver Agreement”) for the Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of each Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and the Short Term Series, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of the Institutional Class of the

Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolios will not reimburse the Advisor for fees waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
International High Relative Profitability Portfolio	0.29%
Global Small Company Portfolio	0.42%
Emerging Markets Targeted Value Portfolio	0.58%
Emerging Markets ex China Core Equity Portfolio	0.43%

International Small Company Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of the Institutional Class of the Portfolio (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
International Small Company Portfolio	0.45%

Japanese Small Company Portfolio

Asia Pacific Small Company Portfolio

United Kingdom Small Company Portfolio

Continental Small Company Portfolio

The Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio listed below to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Short Term Series, to 0.35% of the average net assets of the Institutional Class of a Portfolio on an annualized basis (the “Permanent Fee Waiver”). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of the Institutional Class of a Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of such class of a Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. Except, a Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver. Also, a Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
Japanese Small Company Portfolio	0.42%
Asia Pacific Small Company Portfolio	0.42%
United Kingdom Small Company Portfolio	0.42%
Continental Small Company Portfolio	0.42%

DFA Global Real Estate Securities Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio, on an annualized basis, to the rate listed below as a percentage of the average net assets of such class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
DFA Global Real Estate Securities Portfolio	0.22%

World ex U.S. Value Portfolio

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.32% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Short Term Series (the “Underlying Funds”). In addition, the Advisor also agrees to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Underlying Funds’ management fees have been offset (the “Remaining Management Fee”)) to the extent necessary to reduce the ordinary operating expenses of the Institutional Class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and unaffiliated money market funds) (“Portfolio Expenses”) to the rate listed below as a percentage of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee. At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
World ex U.S. Value Portfolio	0.60%

World ex U.S. Core Equity Portfolio

The Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Institutional Class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of such class of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
World ex U.S. Core Equity Portfolio	0.39%

World Core Equity Portfolio

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.22% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Short Term Series (the “Underlying Funds”) (including the Portfolio’s proportionate share of any management fees that an Underlying Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of the Institutional Class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and unaffiliated money market funds) (“Portfolio Expenses”) of the Institutional Class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed below as a percentage of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
World Core Equity Portfolio	0.27%

Selectively Hedged Global Equity Portfolio

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.24% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through investment of securities lending cash collateral in the Short Term Series (the “Underlying Funds”). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of the Institutional Class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Short Term Series and unaffiliated money market funds) (“Portfolio Expenses”) of the Institutional Class of the Portfolio, on an annualized basis, to the rate listed below as a percentage of the average net assets of such class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
Selectively Hedged Global Equity Portfolio	0.40%

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of the Portfolios (other than the Global Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, Selectively Hedged Global Equity Portfolio, and Emerging Markets Targeted Value Portfolio) are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. The Global Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, Selectively Hedged Global Equity Portfolio, and Emerging Markets Targeted Value Portfolio make distributions from net investment income and any net realized capital gains (after any reductions for available capital loss carryforwards) annually, typically in December. The DFA International Small Cap Value Portfolio, Large Cap International Portfolio, International Core Equity 2 Portfolio, Emerging Markets Core Equity 2 Portfolio, and DFA International Real Estate Securities Portfolio, and any other Portfolio that becomes an investment option for the Advisor’s funds of funds in the future, may also make an additional dividend distribution from net investment income in October of each year. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Net Investment Income Distribution
Portfolio/Master Fund	Annually	Quarterly
Large Cap International		X
DFA International Value		X
International Core Equity 2		X
Global Small Company	X
International Small Company		X
Japanese Small Company	X
Asia Pacific Small Company	X
United Kingdom Small Company		X

Continental Small Company		X
DFA International Real Estate Securities	X
DFA Global Real Estate Securities	X
DFA International Small Cap Value		X
International Vector Equity		X
International High Relative Profitability		X
World ex U.S. Value		X
World ex U.S. Core Equity		X
World Core Equity		X
Selectively Hedged Global Equity	X
Emerging Markets		X
Emerging Markets Value		X
Emerging Markets Small Cap		X
Emerging Markets Core Equity 2		X
Emerging Markets Targeted Value	X
Emerging Markets ex China Core Equity		X

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. This discussion of “Tax Considerations” should be read in conjunction with the remaining subsections below containing additional information. Also, unless otherwise indicated, the discussion below with respect to a Portfolio includes in the case of a Feeder Portfolio invested in a Master Fund or a Portfolio invested in an Underlying Fund classified as a partnership, its pro rata share of its corresponding Master Fund’s or Underlying Fund’s income and assets and in the case of a Portfolio invested in an Underlying Fund classified as a corporation, its pro rata share of the dividends and distributions paid by such Underlying Fund.

In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by a Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

The Board of Trustees of a Master Fund reserves the right to change the entity classification of a Master Fund for U.S. federal income tax purposes at any time, as may be permitted or required under the Code. For instance, the Board might cause a Master Fund that is classified as a partnership to elect to be classified as a corporation and taxable as a regulated investment company or disregarded entity (if it has one shareholder) or vice versa. Such a change in entity classification may be prompted by, among other things, changes in law, the investment strategy of a Master Fund, or the nature and number of shareholders of a Master Fund or other factors or events adversely affecting the ability of a Master Fund to comply with the Code. A change in entity classification of a Master Fund may be a taxable event, causing the Master Fund and shareholders of the Master Fund that are subject to tax to recognize a taxable gain or loss. Such a change in entity classification would also cause the shareholders of the Master Fund to be subject to a different taxation regime, which may adversely affect some shareholders depending upon their particular circumstances.

Sale or Redemption of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of a Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

A Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. To the extent an Underlying Fund organized as a corporation invests in U.S. Government obligations, distributions derived from interest on these obligations and paid to its corresponding Portfolio and, in turn, to shareholders are unlikely to be exempt from state and local income tax.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

SPECIAL TAX CONSIDERATIONS FOR INVESTORS THAT INVEST IN DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO, OR THE DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO.

PFIC Securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, any foreign corporation is considered a PFIC if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investment in U.S. REITS. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Portfolio will be treated as long-term capital gains by a Portfolio and, in turn, may be distributed by a Portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

Receipt of Excess Inclusion Income by a Portfolio. The Portfolio may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to tax-exempt and other shareholders in the event the Portfolio realizes excess inclusion income in excess of certain threshold amounts.

Investment in U.S. Real Property. The sale of a U.S. real property interest by a U.S. REIT or U.S. real property holding corporation in which a Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. investors. Please see the SAI for a discussion of the risks and special tax consequences to shareholders from a sale of a U.S. real property interest by a U.S. REIT or U.S. real property holding corporation in which a Portfolio invests.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers.

A Portfolio may choose to report the special character of “qualified REIT dividends” to its shareholders, provided both the Fund and the shareholder meets certain holding period requirements with respect to their shares.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of any Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a financial intermediary should contact such intermediary with regard to purchase instructions. The Portfolios’ Institutional Class shares generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Portfolios generally are available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, Portfolios may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio) or, with regard to purchases of the DFA International Value Portfolio, for the account of Dimensional Investment Group Inc. Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Institutional Class shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, Institutional Class shares of the Portfolios may be purchased in exchange for securities that are eligible for acquisition by the Portfolios (or their corresponding Master Funds or Underlying Funds) or otherwise represented in their portfolios as described in this Prospectus or as otherwise consistent with the Fund’s policies or procedures or in exchange for local currencies in which such securities of the Portfolios, or the Master Funds are denominated. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the Portfolios with local currencies should first contact the Advisor.

The Fund will not accept securities in exchange for Institutional Class shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued (or in its corresponding Master Fund or Underlying Funds) and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, Master Fund or Underlying Fund, may not exceed 5% of the net assets of the Portfolio, Master Fund or Underlying Fund immediately after the transaction, however, this last limitation does not apply to the International Small Company Portfolio.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of Institutional Class shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

Each Portfolio’s Institutional Class shares are designed for long-term investors (except as described below) and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of a Portfolio’s Institutional Class shares can disrupt portfolio management strategies, harm performance, and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition, certain Portfolios and Master Funds may be more susceptible to the risks of short-term trading than other Portfolios and Master Funds. The nature of the holdings of the International Portfolios and International Master Funds may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Portfolio’s or Master Fund’s holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market timing”). Such delays may occur because a Portfolio or its Master Fund, if applicable, has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Portfolio and/or the Master Fund calculate their net asset values. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the International Portfolio calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of a Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Portfolios: (i) trade activity monitoring and purchase blocking procedures, and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios’ Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in a Portfolio’s Institutional Class shares, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Portfolio’s Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in a Portfolio’s Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these

Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolios (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolios’ Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio/Master Fund/Underlying Fund and the redemption is consistent with the interests of the remaining shareholders of the Portfolio/Master Fund/Underlying Fund.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in a Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolios, Master Funds and Underlying Funds. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolios’ securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in a Portfolio’s Institutional Class shares may occur. The Portfolios, Master Funds and Underlying Funds do not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The following discussion applies to the Portfolios, to the extent a Portfolio operates as a Fund of Funds, its Underlying Funds, and to the extent a Portfolio operates as a Feeder Fund, its Master Fund. The value of each class of shares of each Non-Feeder Portfolio will fluctuate in relation to its own investment experience. The value of the shares of the Feeder Portfolios and Funds of Funds will fluctuate in relation to the investment experience of the Master Fund or Underlying Funds in which such Portfolios invest. The net asset value per share of each class of a Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the respective Portfolio. Each Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolios (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolios that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolios value the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent that a Portfolio holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to fair value pricing procedures approved by the Board than would a fund that holds a smaller number of securities. Portfolios that invest in small capitalization companies are more likely to hold illiquid securities than would a fund that invests in larger capitalization companies.

As of the date of this Prospectus, the Portfolios holding foreign equity securities will also fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally 4:00 p.m. ET) and the time that the net asset values of the Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Portfolios price their shares at the close of the NYSE, the Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Portfolios use fair value pricing, the values assigned to the Portfolios’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Advisor monitors the operation of the method used to fair value price the Portfolios’ foreign investments.

The net asset value per share of the Portfolios is expressed in U.S. dollars by translating the net assets of the Portfolios using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since the Portfolios own securities that are primarily traded in foreign markets which may trade on days when the Portfolios do not price their shares, the net asset value of the Portfolios may change on days when shareholders will not be able to purchase or redeem shares.

Certain of the securities holdings of the DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International High Relative Profitability Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, the Emerging Markets Series, Emerging Markets Small Cap Series, the Emerging Markets Value Fund, Emerging Markets Core Equity 2 Portfolio, Emerging Markets ex China Core Equity Portfolio and the Emerging Markets Targeted Value Portfolio in Approved Markets may be subject to tax, investment, and currency repatriation regulations of the Approved Markets that could have a material effect on the values of the securities. For example, a Portfolio might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). A Portfolio may also be subject to certain contractual arrangements with investment authorities in an Approved Market that require the Portfolio to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” Institutional Class shares of the Portfolio selected will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolios’ Institutional Class shares from investors. With respect to such investors, the Institutional Class shares of a Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase Institutional Class shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by a Portfolio arising out of such cancellation. The Fund reserves the right to redeem Institutional Class shares owned by any purchaser whose order is canceled to recover any resulting loss to a Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

When authorized by the Fund, certain financial institutions purchasing a Portfolio’s Institutional Class shares on behalf of customers or plan participants may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the Fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the Fund if payment is not received or delayed.

Exchange of Shares

Investors may exchange Institutional Class shares of a Portfolio for Institutional Class shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of a Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of Institutional Class shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if the Institutional Class shares of the Portfolio being acquired are registered in the investor’s state of residence.

Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem Institutional Class shares of a Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolios through a financial intermediary should contact their financial intermediary regarding redemption procedures. Each Portfolio will redeem Institutional Class shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem Institutional Class shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if a Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, Portfolios may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming Institutional Class shares who do not already have an agreement in place with a Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Funds reserve the right to send redemption proceeds by check in their discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Funds reserve the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all Institutional Class shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for Institutional Class shares are not issued.

For redemption proceeds that are paid directly to an Institutional Class shareholder by a Portfolio, each Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to an Institutional Class shareholder, each Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. A Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, a Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

With respect to each Portfolio, the Funds reserve the right to redeem an account if the value of the Institutional Class shares in a specific Portfolio is $500 or less. Before a Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days before the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the Institutional Class shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for Institutional Class shares redeemed by a Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of a Portfolio, a Portfolio that is not a Feeder Portfolio or Fund of Funds may also make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. When in the best interests of a Feeder Portfolio or Fund of Funds, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Feeder Portfolio or Fund of Funds receives from the Master Fund or Underlying Funds in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming shareholder and the remaining Institutional Class shareholders in accordance with policies and procedures adopted by a Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The International Portfolios reserve the right to redeem their shares in the currencies in which their investments (and, in respect of the Feeder Portfolios and Funds of Funds, the currencies in which the investments of the corresponding Master Funds or Underlying Funds) are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.

The Feeder Portfolios

Other institutional investors, including other mutual funds, may invest in each Master Fund. Accordingly, the expenses of such other funds and, correspondingly, their returns may differ from those of the Feeder Portfolios. Please contact The DFA Investment Trust Company and the Dimensional Emerging Markets Value Fund at 6300 Bee Cave Road, Building One, Austin, TX 78746, (512) 306-7400 for information about the availability of investing in a Master Fund other than through a Feeder Portfolio.

The aggregate amount of expenses for a Feeder Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Feeder Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Feeder Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Feeder Portfolio, will pay its proportionate share of the expenses of that Master Fund. By investing in shares of the International Master Funds, Global Small Company Portfolio and International Small Company Portfolio will indirectly bear their pro rata share of the operating expenses, management expenses and brokerage costs of such Master Funds, as well as the expense of operating the Portfolio.

The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Feeder Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund’s security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Feeder Portfolio could have effective voting control over the operation of the Master Fund.

If the Board of Directors of the relevant Fund determines that it is in the best interest of a Feeder Portfolio, the Feeder Portfolio may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio’s assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Feeder Portfolio will receive written notice thirty days before the effective date of any change in the investment objective of its corresponding Master Fund. A withdrawal by a Feeder Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Any net capital gains so realized will be distributed to such a Portfolio’s shareholders as described in “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.”

Disclosure of Portfolio Holdings

Each Portfolio, with respect to the Feeder Portfolios, each Master Fund, and Underlying Fund generally will disclose up to its 25 largest portfolio holdings (or with respect to a Feeder Portfolio, the holdings of its Master Fund) (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, Master Fund, or Underlying Fund, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. Each Portfolio, with respect to the Feeder Portfolios, each Master Fund, and Underlying Fund also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolios’, Master Funds' and Underlying Funds' policies and procedures. Each Portfolio, Master Fund and Underlying Fund may, but is not required to, disclose a list of portfolio securities that generally would be included as proceeds in a redemption in-kind, as frequently as on a daily basis, online at the Advisor’s public website. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios, Master Funds and Underlying Funds.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund's Form N-CSR filed with the SEC. Further information about each Portfolio’s performance is contained in the annual report, which is available upon request.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Large Cap International Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$27.69	$23.34	$21.06	$27.63	$20.90
Income from Investment Operations#
Net Investment Income (Loss)	0.86	0.79	0.76	0.78	0.70
Net Gains (Losses) on Securities (Realized and Unrealized)	5.88	4.45	2.22	(6.54)	6.70
Total from Investment Operations	6.74	5.24	2.98	(5.76)	7.40
Less Distributions:
Net Investment Income	(0.92)	(0.89)	(0.70)	(0.81)	(0.67)
Total Distributions	(0.92)	(0.89)	(0.70)	(0.81)	(0.67)
Net Asset Value, End of Year	$33.51	$27.69	$23.34	$21.06	$27.63
Total Return	24.71%	22.59%	14.00%	(21.12%)	35.55%
Net Assets, End of Year (thousands)	$7,193,257	$5,940,835	$5,118,467	$4,820,678	$6,032,181
Ratio of Expenses to Average Net Assets	0.18%	0.17%	0.17%	0.17%	0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.18%	0.17%	0.17%	0.17%	0.19%
Ratio of Net Investment Income to Average Net Assets	2.88%	2.92%	3.12%	3.17%	2.65%
Portfolio Turnover Rate	8%	11%	8%	9%	14%

# Computed using average shares outstanding.

Dimensional Investment Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA International Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$21.22	$18.17	$16.19	$19.80	$13.54
Income from Investment Operations#
Net Investment Income (Loss)	0.88	0.78	0.80	0.79	0.62
Net Gains (Losses) on Securities (Realized and Unrealized)	5.80	3.17	1.96	(3.49)	6.23
Total from Investment Operations	6.68	3.95	2.76	(2.70)	6.85
Less Distributions:
Net Investment Income	(0.84)	(0.90)	(0.78)	(0.87)	(0.59)
Net Realized Gains	—	—	—	(0.04)	—
Total Distributions	(0.84)	(0.90)	(0.78)	(0.91)	(0.59)
Net Asset Value, End of Year	$27.06	$21.22	$18.17	$16.19	$19.80
Total Return	32.03%	21.92%	16.93%	(13.90%)	50.90%
Net Assets, End of Year (thousands)	$11,657,159	$8,815,216	$8,238,127	$7,492,497	$8,312,480
Ratio of Expenses to Average Net Assets*	0.28%	0.29%	0.29%	0.30%	0.36%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)*	0.48%	0.49%	0.49%	0.50%	0.56%
Ratio of Net Investment Income to Average Net Assets	3.73%	3.75%	4.27%	4.30%	3.36%
Portfolio Turnover Rate	13%	13%	13%	15%	9%

# Computed using average shares outstanding.

* Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	International Core Equity 2 Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$15.95	$13.53	$12.22	$16.35	$12.08
Income from Investment Operations#
Net Investment Income (Loss)	0.52	0.48	0.46	0.47	0.40
Net Gains (Losses) on Securities (Realized and Unrealized)	3.64	2.48	1.25	(4.07)	4.24
Total from Investment Operations	4.16	2.96	1.71	(3.60)	4.64
Less Distributions:
Net Investment Income	(0.57)	(0.54)	(0.40)	(0.53)	(0.37)
Total Distributions	(0.57)	(0.54)	(0.40)	(0.53)	(0.37)
Net Asset Value, End of Year	$19.54	$15.95	$13.53	$12.22	$16.35
Total Return	26.48%	22.01%	13.84%	(22.29%)	38.56%
Net Assets, End of Year (thousands)	$36,806,894	$30,958,417	$27,369,353	$26,208,206	$34,629,583
Ratio of Expenses to Average Net Assets	0.23%	0.23%	0.23%	0.24%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.23%	0.23%	0.23%	0.24%	0.25%
Ratio of Net Investment Income to Average Net Assets	3.00%	3.05%	3.21%	3.27%	2.56%
Portfolio Turnover Rate	8%	12%	9%	11%	8%

# Computed using average shares outstanding.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Global Small Company Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$15.74	$12.62	$12.52	$15.52	$10.50
Income from Investment Operations#
Net Investment Income (Loss)	0.27	0.25	0.24	0.23	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	1.72	3.24	0.02	(2.68)	4.97
Total from Investment Operations	1.99	3.49	0.26	(2.45)	5.19
Less Distributions:
Net Investment Income	(0.29)	(0.26)	(0.16)	(0.25)	(0.17)
Net Realized Gains	(0.12)	(0.11)	—	(0.30)	—
Total Distributions	(0.41)	(0.37)	(0.16)	(0.55)	(0.17)
Net Asset Value, End of Year	$17.32	$15.74	$12.62	$12.52	$15.52
Total Return	12.88%	28.04%	2.05%	(16.32%)	49.81%
Net Assets, End of Year (thousands)	$109,365	$97,501	$73,599	$82,920	$99,631
Ratio of Expenses to Average Net Assets ‡^	0.42%	0.42%	0.42%	0.44%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) ‡^	0.64%	0.65%	0.64%	0.66%	0.71%
Ratio of Net Investment Income to Average Net Assets	1.69%	1.69%	1.81%	1.66%	1.49%
Portfolio Turnover Rate **	8%	14%	18%	13%	14%
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.22%	0.22%	0.22%	0.22%	0.24%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Master Funds and Underlying Fund.

** Calculated based on weighted average of each of the Portfolio’s underlying investments.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	International Small Company Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$20.15	$16.90	$15.93	$23.29	$16.84
Income from Investment Operations#
Net Investment Income (Loss)	0.65	0.56	0.52	0.54	0.41
Net Gains (Losses) on Securities (Realized and Unrealized)	4.60	3.32	1.19	(6.44)	6.42
Total from Investment Operations	5.25	3.88	1.71	(5.90)	6.83
Less Distributions:
Net Investment Income	(0.73)	(0.63)	(0.53)	(0.67)	(0.38)
Net Realized Gains	—	—	(0.21)	(0.79)	—
Total Distributions	(0.73)	(0.63)	(0.74)	(1.46)	(0.38)
Net Asset Value, End of Year	$24.67	$20.15	$16.90	$15.93	$23.29
Total Return	26.50%	23.07%	10.58%	(26.55%)	40.83%
Net Assets, End of Year (thousands)	$14,012,702	$12,027,928	$10,045,487	$9,320,095	$13,465,853
Ratio of Expenses to Average Net Assets ‡^	0.39%	0.39%	0.39%	0.41%	0.46%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) ‡^	0.39%	0.39%	0.39%	0.41%	0.46%
Ratio of Net Investment Income to Average Net Assets	2.99%	2.82%	2.89%	2.79%	1.90%
Portfolio Turnover Rate **	14%	17%	12%	13%	16%
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.12%	0.12%	0.12%	0.12%	0.12%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Master Funds.

** Calculated based on weighted average of each of the Portfolio’s underlying investments.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Japanese Small Company Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$22.73	$20.96	$18.69	$25.80	$23.39
Income from Investment Operations#
Net Investment Income (Loss)	0.62	0.52	0.49	0.48	0.44
Net Gains (Losses) on Securities (Realized and Unrealized)	5.20	2.67	2.87	(6.33)	2.51
Total from Investment Operations	5.82	3.19	3.36	(5.85)	2.95
Less Distributions:
Net Investment Income	(0.70)	(1.03)	(0.26)	(0.53)	(0.54)
Net Realized Gains	—	(0.39)	(0.83)	(0.73)	—
Total Distributions	(0.70)	(1.42)	(1.09)	(1.26)	(0.54)
Net Asset Value, End of Year	$27.85	$22.73	$20.96	$18.69	$25.80
Total Return	26.32%	15.64%	18.33%	(23.79%)	12.66%
Net Assets, End of Year (thousands)	$241,882	$217,203	$248,620	$267,551	$379,837
Ratio of Expenses to Average Net Assets*	0.40%	0.40%	0.40%	0.42%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)*	0.50%	0.50%	0.50%	0.52%	0.57%
Ratio of Net Investment Income to Average Net Assets	2.56%	2.31%	2.33%	2.24%	1.69%
Portfolio Turnover Rate	14%	14%	9%	11%	11%

# Computed using average shares outstanding.

* Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Asia Pacific Small Company Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$18.49	$15.90	$17.39	$26.94	$20.13
Income from Investment Operations#
Net Investment Income (Loss)	0.70	0.59	0.73	0.84	0.75
Net Gains (Losses) on Securities (Realized and Unrealized)	3.68	2.82	(0.46)	(7.40)	6.74
Total from Investment Operations	4.38	3.41	0.27	(6.56)	7.49
Less Distributions:
Net Investment Income	(0.78)	(0.82)	(0.75)	(1.07)	(0.68)
Net Realized Gains	—	—	(1.01)	(1.92)	—
Total Distributions	(0.78)	(0.82)	(1.76)	(2.99)	(0.68)
Net Asset Value, End of Year	$22.09	$18.49	$15.90	$17.39	$26.94
Total Return	24.88%	22.05%	0.37%	(26.90%)	37.81%
Net Assets, End of Year (thousands)	$184,826	$153,631	$163,212	$230,202	$381,490
Ratio of Expenses to Average Net Assets*	0.41%	0.41%	0.40%	0.42%	0.48%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)*	0.51%	0.51%	0.50%	0.52%	0.58%
Ratio of Net Investment Income to Average Net Assets	3.80%	3.36%	4.08%	3.95%	3.01%
Portfolio Turnover Rate	21%	23%	17%	19%	19%

# Computed using average shares outstanding.

* Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	United Kingdom Small Company Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$26.71	$21.17	$19.89	$31.72	$21.35
Income from Investment Operations#
Net Investment Income (Loss)	1.04	0.85	0.82	0.94	0.58
Net Gains (Losses) on Securities (Realized and Unrealized)	2.45	5.78	0.96	(11.25)	10.31
Total from Investment Operations	3.49	6.63	1.78	(10.31)	10.89
Less Distributions:
Net Investment Income	(1.17)	(1.09)	(0.50)	(0.97)	(0.52)
Net Realized Gains	—	—	—	(0.55)	—
Total Distributions	(1.17)	(1.09)	(0.50)	(1.52)	(0.52)
Net Asset Value, End of Year	$29.03	$26.71	$21.17	$19.89	$31.72
Total Return	13.18%	31.58%	8.78%	(33.62%)	51.31%
Net Assets, End of Year (thousands)	$22,867	$20,983	$18,698	$18,398	$44,133
Ratio of Expenses to Average Net Assets*	0.51%	0.51%	0.51%	0.56%	0.59%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)*	0.61%	0.61%	0.61%	0.66%	0.74%
Ratio of Net Investment Income to Average Net Assets	3.84%	3.28%	3.50%	3.62%	1.88%
Portfolio Turnover Rate	19%	20%	9%	14%	12%

# Computed using average shares outstanding.

* Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Continental Small Company Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$30.92	$25.68	$23.75	$35.27	$23.82
Income from Investment Operations#
Net Investment Income (Loss)	0.73	0.86	0.81	0.76	0.57
Net Gains (Losses) on Securities (Realized and Unrealized)	7.09	5.22	1.96	(10.80)	11.45
Total from Investment Operations	7.82	6.08	2.77	(10.04)	12.02
Less Distributions:
Net Investment Income	(1.57)	(0.84)	(0.84)	(0.80)	(0.57)
Net Realized Gains	—	—	—	(0.68)	—
Total Distributions	(1.57)	(0.84)	(0.84)	(1.48)	(0.57)
Net Asset Value, End of Year	$37.17	$30.92	$25.68	$23.75	$35.27
Total Return	26.02%	23.74%	11.43%	(29.26%)	50.70%
Net Assets, End of Year (thousands)	$115,626	$796,874	$657,020	$616,323	$867,759
Ratio of Expenses to Average Net Assets*	0.42%	0.40%	0.39%	0.42%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)*	0.52%	0.50%	0.49%	0.52%	0.57%
Ratio of Net Investment Income to Average Net Assets	2.29%	2.82%	2.88%	2.61%	1.76%
Portfolio Turnover Rate	10%	16%	11%	11%	17%

# Computed using average shares outstanding.

* Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA International Real Estate Securities Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$3.74	$3.26	$3.38	$5.04	$3.77
Income from Investment Operations#
Net Investment Income (Loss)	0.16	0.15	0.16	0.15	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	0.29	0.52	(0.28)	(1.44)	1.11
Total from Investment Operations	0.45	0.67	(0.12)	(1.29)	1.27
Less Distributions:
Net Investment Income	(0.20)	(0.19)	—	(0.37)	—
Total Distributions	(0.20)	(0.19)	—	(0.37)	—
Net Asset Value, End of Year	$3.99	$3.74	$3.26	$3.38	$5.04
Total Return	13.08%	20.91%	(3.55%)	(27.50%)	33.69%
Net Assets, End of Year (thousands)	$3,348,615	$3,410,481	$3,514,043	$4,452,148	$5,987,464
Ratio of Expenses to Average Net Assets	0.27%	0.27%	0.26%	0.27%	0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.28%	0.27%	0.27%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	4.32%	4.22%	4.30%	3.67%	3.29%
Portfolio Turnover Rate	3%	4%	6%	6%	8%

# Computed using average shares outstanding.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Global Real Estate Securities Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$11.05	$8.76	$9.86	$13.29	$9.57
Income from Investment Operations#
Net Investment Income (Loss)	0.39	0.39	0.21	0.49	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.21)	2.24	(0.76)	(3.32)	3.80
Total from Investment Operations	0.18	2.63	(0.55)	(2.83)	3.96
Less Distributions:
Net Investment Income	(0.38)	(0.34)	(0.14)	(0.48)	(0.20)
Net Realized Gains	—	—	(0.41)	(0.12)	(0.04)
Total Distributions	(0.38)	(0.34)	(0.55)	(0.60)	(0.24)
Net Asset Value, End of Year	$10.85	$11.05	$8.76	$9.86	$13.29
Total Return	1.77%	30.50%	(6.27%)	(22.34%)	42.08%
Net Assets, End of Year (thousands)	$7,059,143	$7,595,939	$6,661,881	$7,871,073	$10,537,586
Ratio of Expenses to Average Net Assets ‡^	0.22%	0.22%	0.23%	0.24%	0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) ‡^	0.29%	0.28%	0.31%	0.33%	0.34%
Ratio of Net Investment Income to Average Net Assets	3.66%	3.83%	2.12%	4.14%	1.33%
Portfolio Turnover Rate	4%	3%	—%	1%	1%
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.07%	0.07%	0.09%	0.10%	0.11%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA International Small Cap Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$22.73	$19.20	$16.81	$22.14	$15.65
Income from Investment Operations#
Net Investment Income (Loss)	0.94	0.71	0.66	0.61	0.44
Net Gains (Losses) on Securities (Realized and Unrealized)	7.68	3.73	2.33	(5.05)	6.48
Total from Investment Operations	8.62	4.44	2.99	(4.44)	6.92
Less Distributions:
Net Investment Income	(1.05)	(0.88)	(0.60)	(0.73)	(0.43)
Net Realized Gains	(0.18)	(0.03)	—	(0.16)	—
Total Distributions	(1.23)	(0.91)	(0.60)	(0.89)	(0.43)
Net Asset Value, End of Year	$30.12	$22.73	$19.20	$16.81	$22.14
Total Return	39.00%	23.41%	17.80%	(20.53%)	44.61%
Net Assets, End of Year (thousands)	$13,483,450	$11,285,138	$10,041,697	$9,664,700	$12,784,711
Ratio of Expenses to Average Net Assets	0.42%	0.43%	0.43%	0.46%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.43%	0.43%	0.43%	0.46%	0.53%
Ratio of Net Investment Income to Average Net Assets	3.68%	3.22%	3.35%	3.13%	2.13%
Portfolio Turnover Rate	14%	14%	13%	24%	15%

# Computed using average shares outstanding.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	International Vector Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$13.97	$11.87	$10.67	$14.51	$10.42
Income from Investment Operations#
Net Investment Income (Loss)	0.46	0.42	0.40	0.40	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	3.38	2.19	1.14	(3.52)	4.06
Total from Investment Operations	3.84	2.61	1.54	(3.12)	4.38
Less Distributions:
Net Investment Income	(0.53)	(0.51)	(0.34)	(0.45)	(0.29)
Net Realized Gains	—	—	—	(0.27)	—
Total Distributions	(0.53)	(0.51)	(0.34)	(0.72)	(0.29)
Net Asset Value, End of Year	$17.28	$13.97	$11.87	$10.67	$14.51
Total Return	27.95%	22.15%	14.34%	(22.16%)	42.24%
Net Assets, End of Year (thousands)	$4,001,552	$3,429,184	$3,032,135	$2,882,931	$3,716,790
Ratio of Expenses to Average Net Assets	0.30%	0.34%	0.34%	0.36%	0.42%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.31%	0.34%	0.34%	0.36%	0.42%
Ratio of Net Investment Income to Average Net Assets	3.01%	3.06%	3.20%	3.16%	2.35%
Portfolio Turnover Rate	10%	27%	13%	17%	15%

# Computed using average shares outstanding.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	International High Relative Profitability Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$12.91	$11.20	$10.12	$13.73	$10.64
Income from Investment Operations#
Net Investment Income (Loss)	0.36	0.32	0.32	0.38	0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	2.18	1.70	1.07	(3.51)	3.08
Total from Investment Operations	2.54	2.02	1.39	(3.13)	3.38
Less Distributions:
Net Investment Income	(0.31)	(0.31)	(0.31)	(0.37)	(0.29)
Net Realized Gains	—	—	—	(0.11)	—
Total Distributions	(0.31)	(0.31)	(0.31)	(0.48)	(0.29)
Net Asset Value, End of Year	$15.14	$12.91	$11.20	$10.12	$13.73
Total Return	19.86%	18.04%	13.58%	(23.22%)	31.85%
Net Assets, End of Year (thousands)	$1,702,309	$1,529,047	$1,473,478	$1,606,634	$2,183,724
Ratio of Expenses to Average Net Assets	0.29%	0.30%	0.30%	0.30%	0.30%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	2.60%	2.45%	2.71%	3.15%	2.30%
Portfolio Turnover Rate	14%	15%	11%	22%	15%

# Computed using average shares outstanding.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	World Ex U.S. Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$13.28	$11.34	$10.14	$12.67	$8.99
Income from Investment Operations#
Net Investment Income (Loss)	0.52	0.47	0.48	0.47	0.38
Net Gains (Losses) on Securities (Realized and Unrealized)	3.33	2.04	1.20	(2.49)	3.66
Total from Investment Operations	3.85	2.51	1.68	(2.02)	4.04
Less Distributions:
Net Investment Income	(0.56)	(0.57)	(0.48)	(0.51)	(0.36)
Total Distributions	(0.56)	(0.57)	(0.48)	(0.51)	(0.36)
Net Asset Value, End of Year	$16.57	$13.28	$11.34	$10.14	$12.67
Total Return	29.56%	22.36%	16.53%	(16.23%)	45.23%
Net Assets, End of Year (thousands)	$397,255	$282,628	$241,685	$194,259	$308,666
Ratio of Expenses to Average Net Assets ‡^	0.37%	0.38%	0.36%	0.40%	0.44%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) ‡^	0.56%	0.57%	0.55%	0.59%	0.64%
Ratio of Net Investment Income to Average Net Assets	3.62%	3.65%	4.08%	4.02%	3.14%
Portfolio Turnover Rate **	12%	13%	13%	15%	11%
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.19%	0.19%	0.19%	0.19%	0.20%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Master Funds and Underlying Fund.

** Calculated based on weighted average of each of the Portfolio’s underlying investments.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	World Ex U.S. Core Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$13.53	$11.44	$10.35	$13.84	$10.44
Income from Investment Operations#
Net Investment Income (Loss)	0.41	0.38	0.38	0.40	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	2.97	2.14	1.08	(3.48)	3.40
Total from Investment Operations	3.38	2.52	1.46	(3.08)	3.73
Less Distributions:
Net Investment Income	(0.47)	(0.43)	(0.37)	(0.41)	(0.33)
Total Distributions	(0.47)	(0.43)	(0.37)	(0.41)	(0.33)
Net Asset Value, End of Year	$16.44	$13.53	$11.44	$10.35	$13.84
Total Return	25.43%	22.10%	14.01%	(22.55%)	35.87%
Net Assets, End of Year (thousands)	$4,714,458	$4,066,463	$3,343,709	$3,122,060	$4,089,166
Ratio of Expenses to Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.32%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.30%	0.30%	0.30%	0.30%	0.32%
Ratio of Net Investment Income to Average Net Assets	2.86%	2.87%	3.12%	3.25%	2.49%
Portfolio Turnover Rate	8%	18%	10%	12%	6%

# Computed using average shares outstanding.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	World Core Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$24.56	$19.35	$18.24	$22.56	$16.29
Income from Investment Operations#
Net Investment Income (Loss)	0.46	0.47	0.39	0.45	0.34
Net Gains (Losses) on Securities (Realized and Unrealized)	4.36	5.44	1.38	(4.15)	6.27
Total from Investment Operations	4.82	5.91	1.77	(3.70)	6.61
Less Distributions:
Net Investment Income	(0.48)	(0.47)	(0.39)	(0.45)	(0.34)
Net Realized Gains	(0.33)	(0.23)	(0.27)	(0.17)	—
Total Distributions	(0.81)	(0.70)	(0.66)	(0.62)	(0.34)
Net Asset Value, End of Year	$28.57	$24.56	$19.35	$18.24	$22.56
Total Return	20.05%	30.94%	9.65%	(16.62%)	40.75%
Net Assets, End of Year (thousands)	$1,201,053	$1,129,123	$957,732	$949,017	$1,088,714
Ratio of Expenses to Average Net Assets ‡^	0.27%	0.27%	0.27%	0.27%	0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) ‡^	0.44%	0.44%	0.44%	0.45%	0.46%
Ratio of Net Investment Income to Average Net Assets	1.84%	2.06%	1.94%	2.22%	1.64%
Portfolio Turnover Rate	8%	4%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.20%	0.20%	0.20%	0.20%	0.22%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Selectively Hedged Global Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$22.15	$18.10	$18.09	$22.35	$16.21
Income from Investment Operations#
Net Investment Income (Loss)	0.44	0.44	0.37	0.44	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	3.77	4.80	1.28	(3.29)	6.21
Total from Investment Operations	4.21	5.24	1.65	(2.85)	6.54
Less Distributions:
Net Investment Income	(0.41)	(0.47)	(1.03)	(0.44)	(0.20)
Net Realized Gains	(0.77)	(0.72)	(0.61)	(0.97)	(0.20)
Total Distributions	(1.18)	(1.19)	(1.64)	(1.41)	(0.40)
Net Asset Value, End of Year	$25.18	$22.15	$18.10	$18.09	$22.35
Total Return	19.82%	30.12%	9.43%	(13.65%)	40.81%
Net Assets, End of Year (thousands)	$342,602	$298,635	$255,330	$270,708	$348,707
Ratio of Expenses to Average Net Assets ‡^	0.31%	0.32%	0.32%	0.31%	0.32%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) ‡^	0.50%	0.51%	0.52%	0.51%	0.53%
Ratio of Net Investment Income to Average Net Assets	2.00%	2.13%	2.02%	2.25%	1.60%
Portfolio Turnover Rate	17%	11%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.23%	0.23%	0.23%	0.24%	0.25%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Emerging Markets Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$29.78	$24.94	$22.78	$33.05	$27.64
Income from Investment Operations#
Net Investment Income (Loss)	0.77	0.73	0.82	0.88	0.74
Net Gains (Losses) on Securities (Realized and Unrealized)	7.36	5.06	2.17	(9.07)	5.32
Total from Investment Operations	8.13	5.79	2.99	(8.19)	6.06
Less Distributions:
Net Investment Income	(0.94)	(0.95)	(0.77)	(0.91)	(0.65)
Net Realized Gains	—	—	(0.06)	(1.17)	—
Total Distributions	(0.94)	(0.95)	(0.83)	(2.08)	(0.65)
Net Asset Value, End of Year	$36.97	$29.78	$24.94	$22.78	$33.05
Total Return	27.82%	23.41%	13.02%	(25.94%)	21.91%
Net Assets, End of Year (thousands)	$6,363,987	$5,293,090	$4,327,065	$3,938,781	$6,225,187
Ratio of Expenses to Average Net Assets*	0.36%	0.36%	0.35%	0.36%	0.39%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)*	0.46%	0.46%	0.45%	0.46%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.48%	2.54%	3.11%	3.05%	2.19%
Portfolio Turnover Rate	10%	15%	14%	10%	19%

# Computed using average shares outstanding.

* Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Emerging Markets Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$31.51	$26.79	$24.08	$31.48	$23.93
Income from Investment Operations#
Net Investment Income (Loss)	1.09	1.02	1.12	1.32	0.90
Net Gains (Losses) on Securities (Realized and Unrealized)	5.93	5.12	2.68	(7.34)	7.50
Total from Investment Operations	7.02	6.14	3.80	(6.02)	8.40
Less Distributions:
Net Investment Income	(1.40)	(1.42)	(1.09)	(1.39)	(0.85)
Total Distributions	(1.40)	(1.42)	(1.09)	(1.39)	(0.85)
Net Asset Value, End of Year	$37.13	$31.51	$26.79	$24.08	$31.48
Total Return	22.89%	23.14%	15.71%	(19.51%)	35.24%
Net Assets, End of Year (thousands)	$12,909,569	$11,012,141	$9,936,834	$9,600,125	$13,258,001
Ratio of Expenses to Average Net Assets*	0.44%	0.45%	0.44%	0.45%	0.49%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)*	0.55%	0.55%	0.54%	0.55%	0.59%
Ratio of Net Investment Income to Average Net Assets	3.34%	3.34%	4.03%	4.49%	2.92%
Portfolio Turnover Rate	11%	13%	12%	14%	14%

# Computed using average shares outstanding.

* Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Emerging Markets Targeted Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$11.87	$10.27	$9.29	$13.13	$9.71
Income from Investment Operations#
Net Investment Income (Loss)	0.30	0.26	0.27	0.30	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	1.87	1.91	1.13	(2.85)	3.39
Total from Investment Operations	2.17	2.17	1.40	(2.55)	3.67
Less Distributions:
Net Investment Income	(0.51)	(0.39)	(0.24)	(0.42)	(0.23)
Net Realized Gains	—	(0.18)	(0.18)	(0.87)	(0.02)
Total Distributions	(0.51)	(0.57)	(0.42)	(1.29)	(0.25)
Net Asset Value, End of Period	$13.53	$11.87	$10.27	$9.29	$13.13
Total Return	19.06%	21.82%	15.20%	(21.40%)	38.29%
Net Assets, End of Period (thousands)	$305,624	$264,482	$219,178	$189,926	$234,921
Ratio of Expenses to Average Net Assets	0.58%	0.60%	0.66%	0.66%	0.72%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.65%	0.70%	0.67%	0.66%	0.72%
Ratio of Net Investment Income to Average Net Assets	2.47%	2.32%	2.55%	2.72%	2.19%
Portfolio Turnover Rate	21%	30%	24%	28%	29%

# Computed using average shares outstanding.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Emerging Markets Small Cap Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$24.13	$20.69	$18.76	$26.03	$19.67
Income from Investment Operations#
Net Investment Income (Loss)	0.63	0.56	0.55	0.59	0.52
Net Gains (Losses) on Securities (Realized and Unrealized)	3.25	3.64	2.28	(6.16)	6.41
Total from Investment Operations	3.88	4.20	2.83	(5.57)	6.93
Less Distributions:
Net Investment Income	(0.81)	(0.76)	(0.49)	(1.00)	(0.57)
Net Realized Gains	—	—	(0.41)	(0.70)	—
Total Distributions	(0.81)	(0.76)	(0.90)	(1.70)	(0.57)
Net Asset Value, End of Year	$27.20	$24.13	$20.69	$18.76	$26.03
Total Return	16.36%	20.44%	15.09%	(22.57%)	35.51%
Net Assets, End of Year (thousands)	$3,909,238	$3,815,970	$3,804,119	$3,511,909	$5,115,924
Ratio of Expenses to Average Net Assets*	0.60%	0.61%	0.59%	0.59%	0.63%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)*	0.80%	0.81%	0.79%	0.79%	0.83%
Ratio of Net Investment Income to Average Net Assets	2.61%	2.40%	2.59%	2.57%	2.10%
Portfolio Turnover Rate	11%	13%	19%	12%	16%

# Computed using average shares outstanding.

* Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Emerging Markets Core Equity 2 Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$24.31	$20.32	$18.13	$25.16	$20.34
Income from Investment Operations#
Net Investment Income (Loss)	0.65	0.62	0.67	0.75	0.57
Net Gains (Losses) on Securities (Realized and Unrealized)	5.01	4.14	2.15	(6.97)	4.76
Total from Investment Operations	5.66	4.76	2.82	(6.22)	5.33
Less Distributions:
Net Investment Income	(0.87)	(0.77)	(0.63)	(0.81)	(0.51)
Total Distributions	(0.87)	(0.77)	(0.63)	(0.81)	(0.51)
Net Asset Value, End of Period	$29.10	$24.31	$20.32	$18.13	$25.16
Total Return	23.82%	23.66%	15.49%	(25.06%)	26.19%
Net Assets, End of Period (thousands)	$33,314,050	$28,287,324	$22,994,927	$20,968,575	$29,155,369
Ratio of Expenses to Average Net Assets	0.39%	0.40%	0.39%	0.40%	0.42%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.39%	0.40%	0.39%	0.40%	0.42%
Ratio of Net Investment Income to Average Net Assets	2.59%	2.66%	3.18%	3.33%	2.26%
Portfolio Turnover Rate	5%	9%	11%	14%	10%

# Computed using average shares outstanding.

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Emerging Markets Ex China Core Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Period Nov 15, 2021** to Oct 31, 2022

Net Asset Value, Beginning of Period	$10.43	$8.62	$7.76	$10.00
Income from Investment Operations#
Net Investment Income (Loss)	0.26	0.24	0.26	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	1.84	1.83	0.83	(2.28)
Total from Investment Operations	2.10	2.07	1.09	(2.00)
Less Distributions:
Net Investment Income	(0.31)	(0.26)	(0.23)	(0.24)
Total Distributions	(0.31)	(0.26)	(0.23)	(0.24)
Net Asset Value, End of Period	$12.22	$10.43	$8.62	$7.76
Total Return	20.48%	24.04%	14.04%	(20.16%)†
Net Assets, End of Period (thousands)	$1,236,733	$900,959	$571,090	$424,447
Ratio of Expenses to Average Net Assets	0.43%	0.43%	0.42%	0.43%*@
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.45%	0.45%	0.47%	0.54%*@
Ratio of Net Investment Income to Average Net Assets	2.43%	2.32%	2.94%	3.20%*@
Portfolio Turnover Rate	27%	15%	16%	41%†

# Computed using average shares outstanding.

** Commencement of operations.

† Non-annualized.

* Annualized.

@ Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’  SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Dimensional Investment Group Inc. (DFA International Value Portfolio) - Registration No. 811-6067 DFA Investment Dimensions Group Inc. (all other Portfolios) - Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-001D

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC.

DFA One-Year Fixed Income Portfolio (DFIHX)	DFA Short-Term Extended Quality Portfolio (DFEQX)
DFA Two-Year Fixed Income Portfolio (DFCFX)	DFA Intermediate-Term Extended Quality Portfolio (DFTEX)
DFA Two-Year Government Portfolio (DFYGX)	DFA Targeted Credit Portfolio (DTCPX)
DFA Two-Year Global Fixed Income Portfolio (DFGFX)	DFA Global Core Plus Fixed Income Portfolio (DGCFX)
DFA Selectively Hedged Global Fixed Income Portfolio (DFSHX)	DFA Investment Grade Portfolio (DFAPX)
DFA Five-Year Global Fixed Income Portfolio (DFGBX)	DFA Diversified Fixed Income Portfolio (DFXIX)

DFA International Government Fixed Income Portfolio (DWFIX) (formerly, DFA World ex U.S. Government Fixed Income Portfolio)	DFA LTIP Portfolio (DRXIX)

DFA Short-Term Government Portfolio (DFFGX)	DFA Inflation-Protected Securities Portfolio (DIPSX)
DFA Intermediate Government Fixed Income Portfolio (DFIGX)	DFA Short-Duration Real Return Portfolio (DFAIX)
DFA Global Core Plus Real Return Portfolio (DFAAX)

This Prospectus describes the Institutional Class shares of each Portfolio which:
Are for long-term investors.
Are generally available only to institutional investors and clients of registered investment advisors.
Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

DFA One-Year Fixed Income Portfolio

Investment Objective

The investment objective of the DFA One-Year Fixed Income Portfolio (the “One-Year Portfolio” or the “Portfolio”) is to achieve a stable real return in excess of the rate of inflation with a minimum of risk.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.10%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.12%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 78% of the average value of its investment portfolio.

Principal Investment Strategies

The One-Year Portfolio seeks to achieve its investment objective by generally investing in a universe of high quality fixed income securities that typically mature in one year or less from the date of settlement. The Portfolio may, however, take a large position in securities maturing within two years from the date of settlement when higher yields are available. The Portfolio invests in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the U.S., foreign government and agency obligations, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, money market funds and obligations of supranational organizations. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, Dimensional Fund Advisors LP (the

1

“Advisor”) will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities and maintain a weighted average effective maturity that will not exceed one year. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. The Portfolio principally invests in certificates of deposit, commercial paper, bankers’ acceptances, notes and bonds. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The One-Year Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The One-Year Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

2

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary

3

information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA One-Year Fixed Income Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
1.44% 2024, Q1	-1.23% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA One-Year Fixed Income Portfolio
Return Before Taxes	4.39%	2.64%	1.98%
Return After Taxes on Distributions	2.62%	1.51%	1.15%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.58%	1.53%	1.16%
ICE BofA US 3-Month Treasury Bill Index[1]
(reflects no deduction for fees, expenses or taxes)	4.18%	3.17%	2.18%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 1989.

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Ryan C. Haselton, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2021.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

5

DFA Two-Year Fixed Income Portfolio

Investment Objective

The investment objective of the DFA Two-Year Fixed Income Portfolio (the “Two-Year Portfolio” or the “Portfolio”) is to maximize total returns consistent with preservation of capital. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.14%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.22%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.21%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$22	$70	$123	$279

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 69% of the average value of its investment portfolio.

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Principal Investment Strategies

The Two-Year Portfolio seeks to maximize total returns from a universe of high quality, U.S. issued, dollar-denominated fixed income securities maturing in three years or less from the date of settlement. The Portfolio may invest in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the U.S., foreign government and agency obligations, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, money market funds and obligations of supranational organizations. The weighted average effective maturity of the Portfolio’s investments will not exceed two years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, Dimensional Fund Advisors LP (the “Advisor”) will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. The Portfolio principally invests in certificates of deposit, commercial paper, bankers’ acceptances, notes and bonds. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

As a non-fundamental policy, under normal circumstances, the Two-Year Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement.

The Two-Year Portfolio may invest in futures contracts, options on futures contracts, and swaps. The Portfolio may use fixed income related futures and options contracts, swaps and other types of derivatives to hedge against changes in interest rates. To the extent that it invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Two-Year Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising

7

interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after

8

purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

9

DFA Two-Year Fixed Income Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
1.43% 2024, Q2	-2.33% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Two-Year Fixed Income Portfolio
Return Before Taxes	4.34%	2.13%	1.74%
Return After Taxes on Distributions	2.60%	0.99%	0.89%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.55%	1.13%	0.96%
ICE BofA 1-3 Year US Corporate & Government Index[1]
(reflects no deduction for fees, expenses or taxes)	5.31%	1.97%	2.10%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (1996).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Ryan C. Haselton, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2021.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. Clients of LWI Financial Inc. (“LWIF”) should first contact LWIF at (800) 366-7266, ext. 7, to notify LWIF of a proposed investment. A client of LWIF who desires to redeem shares of the Portfolio must furnish a redemption request to LWIF in the form required by LWIF. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Two-Year Government Portfolio

Investment Objective

The investment objective of the DFA Two-Year Government Portfolio (the “Two-Year Government Portfolio” or the “Portfolio”) is to maximize total returns available from the universe of debt obligations of the U.S. Government and U.S. government agencies consistent with the preservation of capital. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.10%
Other Expenses	0.06%
Recovery of Previously Waived Fees[1]	0.01%
Total Annual Fund Operating Expenses	0.17%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 66% of the average value of its investment portfolio.

Principal Investment Strategies

The Two-Year Government Portfolio seeks to maximize total returns from a universe of obligations of the U.S. Government and its agencies maturing in three years or less from the date of settlement. The weighted average

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effective maturity of the Portfolio’s investments will not exceed two years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, Dimensional Fund Advisors LP (the “Advisor”) will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. The credit quality of the securities purchased by the Portfolio will be that of the U.S. Government or its agencies. The Portfolio also may enter into repurchase agreements backed by U.S. government securities. The Portfolio may also invest in money market funds. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

As a non-fundamental policy, under normal circumstances, the Two-Year Government Portfolio will invest at least 80% of its net assets in government securities that mature within two years from the date of settlement.

The Two-Year Government Portfolio may invest in futures contracts, options on futures contracts, and swaps. The Portfolio may use fixed income related futures and options contracts, swaps and other types of derivatives to hedge against changes in interest rates. To the extent that it invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Two-Year Government Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

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Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

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The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Two-Year Government Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
1.39% 2023, Q4	-2.36% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Two-Year Government Portfolio
Return Before Taxes	4.19%	2.11%	1.56%
Return After Taxes on Distributions	2.51%	1.03%	0.79%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.46%	1.15%	0.86%
ICE BofA 1-3 Year US Treasury & Agency Index[1]
(reflects no deduction for fees, expenses or taxes)	5.09%	1.79%	1.85%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (1996).

15

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Alan R. Hutchison, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2016.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. Clients of LWI Financial Inc. (“LWIF”) should first contact LWIF at (800) 366-7266, ext. 7, to notify LWIF of a proposed investment. A client of LWIF who desires to redeem shares of the Portfolio must furnish a redemption request to LWIF in the form required by LWIF. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Two-Year Global Fixed Income Portfolio

Investment Objective

The investment objective of the DFA Two-Year Global Fixed Income Portfolio (the “Two-Year Global Portfolio” or the “Portfolio”) is to maximize total returns consistent with preservation of capital. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.14%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.16%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 78% of the average value of its investment portfolio.

Principal Investment Strategies

The Two-Year Global Portfolio seeks to maximize total returns from a universe of U.S. and foreign debt securities maturing in three years or less from the date of settlement. The Portfolio invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. Dimensional Fund Advisors LP (the “Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates. The fixed income securities in which the Portfolio invests are considered investment grade at

17

the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 23% of its net assets in U.S. issuers. This percentage will change due to market conditions. An issuer may be considered to be of a country if it is organized under the laws of, maintains its principal place of business in, has at least 50% of its assets or derives at least 50% of its operating income in, or is a government, government agency, instrumentality or central bank of, that country. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement.

It is the policy of the Two-Year Global Portfolio that the weighted average effective maturity of investments will not exceed two years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

Because many of the Two-Year Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Two-Year Global Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms

18

required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

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Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Two-Year Global Fixed Income Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
1.40% 2024, Q3	-2.02% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Two-Year Global Fixed Income Portfolio
Return Before Taxes	4.42%	2.30%	1.90%
Return After Taxes on Distributions	2.69%	1.19%	1.04%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.61%	1.28%	1.08%
FTSE World Government Bond Index 1-2 Years (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.55%	2.43%	2.10%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (1996).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Ryan C. Haselton, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2021.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

21

DFA Selectively Hedged Global Fixed Income Portfolio

Investment Objective

The investment objective of the DFA Selectively Hedged Global Fixed Income Portfolio (the “Selectively Hedged Global Portfolio” or the “Portfolio”) is to maximize total returns within the universe of domestic and foreign debt securities that the Portfolio invests. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.14%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.17%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 39% of the average value of its investment portfolio.

Principal Investment Strategies

The Selectively Hedged Global Portfolio seeks to maximize total returns from a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement. The Portfolio may selectively hedge its currency exposures depending on market conditions. The debt securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. Dimensional Fund Advisors LP (the “Advisor”) expects that the Portfolio will primarily

22

invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). The Portfolio generally invests with an emphasis on debt securities rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s. The Portfolio will increase or decrease investment exposure to these lower-rated investment grade securities (i.e., those rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s) depending on the expected credit premium. The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 24% of its net assets in U.S. issuers. This percentage will change due to market conditions. An issuer may be considered to be of a country if it is organized under the laws of, maintains its principal place of business in, has at least 50% of its assets or derives at least 50% of its operating income in, or is a government, government agency, instrumentality or central bank of, that country.

As a non-fundamental policy, under normal circumstances, the Selectively Hedged Global Portfolio will invest at least 80% of its net assets in fixed income securities. The Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains a weighted average effective maturity and a weighted average duration of three years or less. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

Because many of the Selectively Hedged Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Alternatively, the Portfolio may leave all or some of the currency exposure unhedged. The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based on, among other things, a comparison of the respective foreign and U.S. short-term interest rates and the Portfolio’s existing exposure to a given foreign currency. The Portfolio may also enter into foreign currency forward contracts in order to gain exposure to foreign currencies in a more efficient manner. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Selectively Hedged Global Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged.

23

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

24

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

25

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
3.13% 2016, Q1	-3.46% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Selectively Hedged Global Fixed Income Portfolio
Return Before Taxes	4.84%	1.69%	2.32%
Return After Taxes on Distributions	3.09%	0.52%	1.36%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.86%	0.79%	1.37%
FTSE World Government Bond Index 1-3 Years
(reflects no deduction for fees, expenses or taxes on sales)	7.95%	0.29%	1.30%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2008).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Lacey N. Huebel, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2021.

• Christopher W. Cummins, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

26

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

27

DFA Five-Year Global Fixed Income Portfolio

Investment Objective

The investment objective of the DFA Five-Year Global Fixed Income Portfolio (the “Five-Year Global Portfolio” or the “Portfolio”) is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Five-Year Global Portfolio seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.18%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.21%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its investment portfolio.

Principal Investment Strategies

The Five-Year Global Portfolio seeks to achieve its investment objective by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement. The Portfolio primarily invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. Dimensional Fund Advisors LP (the “Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to,

28

relative interest rates and exchange rates. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 6% of its net assets in U.S. issuers. This percentage will change due to market conditions. An issuer may be considered to be of a country if it is organized under the laws of, maintains its principal place of business in, has at least 50% of its assets or derives at least 50% of its operating income in, or is a government, government agency, instrumentality or central bank of, that country. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.

It is the policy of the Five-Year Global Portfolio that the weighted average effective maturity of investments will not exceed five years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. The Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Five-Year Global Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the

29

economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

30

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Five-Year Global Fixed Income Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
2.32% 2016, Q1	-4.58% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Five-Year Global Fixed Income Portfolio
Return Before Taxes	4.33%	1.30%	1.75%
Return After Taxes on Distributions	2.63%	0.11%	0.70%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.55%	0.47%	0.88%
FTSE World Government Bond Index 1-5 Years (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	5.12%	1.80%	2.08%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (1990).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA International Government Fixed Income Portfolio

Investment Objective

The investment objective of the DFA International Government Fixed Income Portfolio (the “International Government Portfolio” or the “Portfolio”) is to seek to maximize total returns from the universe of debt securities in which the Portfolio invests. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.16%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.20%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 56% of the average value of its investment portfolio.

Principal Investment Strategies

The International Government Portfolio seeks its investment objective by primarily investing in a universe of non-U.S. dollar-denominated obligations issued or guaranteed by foreign and U.S. government issuers, their agencies and instrumentalities and supranational organizations having investment grade credit ratings at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). The Portfolio also may invest in U.S. dollar-denominated obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities to manage cash or to maintain liquidity. Dimensional Fund Advisors LP (the “Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in

33

developed countries. The Portfolio intends to invest its assets to gain exposure to at least three different countries, excluding the United States. The Advisor selects the Portfolio’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities issued or guaranteed by foreign governments or their authorities, agencies, instrumentalities or political subdivisions.

Generally, the International Government Portfolio will purchase fixed income securities that mature between five and fifteen years from the date of settlement. Under normal circumstances, the Portfolio will generally maintain a weighted average duration of no more than one quarter year greater than, and no less than one year below, the weighted average duration of the FTSE Non-USD World Government Bond Index, Currency-Hedged in USD Terms, which was approximately 7.26 years as of December 31, 2025. From time to time, the Portfolio may deviate from this duration range when the Advisor determines it to be appropriate under the circumstances. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Because many of the International Government Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio may also invest in money market funds.

The International Government Portfolio is “non-diversified,” which means that the Portfolio may invest its assets in a smaller number of issuers than a diversified fund.

The International Government Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such

34

as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Non-Diversification Risk: The risk that a fund may be more volatile than a diversified fund because a fund invests its assets in a smaller number of issuers. The gains or losses on a single security, therefore, may have a greater impact on a fund’s net asset value.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

35

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

36

DFA International Government Fixed Income Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
8.44% 2023, Q4	-7.40% 2022, Q2

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA International Government Fixed Income Portfolio
Return Before Taxes	3.15%	-2.28%	1.47%
Return After Taxes on Distributions	2.20%	-3.17%	0.37%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.86%	-2.07%	0.70%
FTSE Non-USD World Government Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	1.98%	-0.64%	1.97%
Bloomberg Global Aggregate ex-USD Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	2.80%	0.79%	2.58%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2011).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Alan R. Hutchison, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

37

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

38

DFA Short-Term Government Portfolio

Investment Objective

The investment objective of the DFA Short-Term Government Portfolio (the “Short-Term Government Portfolio” or the “Portfolio”) is to maximize total returns from the universe of debt obligations of the U.S. Government and U.S. government agencies. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.14%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.17%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 63% of the average value of its investment portfolio.

Principal Investment Strategies

The Short-Term Government Portfolio seeks to maximize total returns from a universe of obligations of the U.S. Government and its agencies maturing in five years or less from the date of settlement. The credit quality of the securities purchased by the Portfolio will be that of the U.S. Government or its agencies. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in government securities that mature within five years from the date of settlement. It is the policy of the Portfolio that the maximum length of maturity of investments will not exceed five years from the date of settlement. In making these purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, Dimensional Fund Advisors LP (the “Advisor”) will focus investment in that longer-term area, otherwise, the portfolio will focus investment in the shorter-term area of the eligible maturity range. The Advisor expects that the Portfolio’s weighted

39

average effective maturity and weighted average duration will be three years or less. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to interest rates. The Portfolio may also acquire repurchase agreements backed by U.S. government securities. The Portfolio may also invest in money market funds. The Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

The Short-Term Government Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Short-Term Government Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

40

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

41

DFA Short-Term Government Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
1.67% 2016, Q1	-3.58% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Short-Term Government Portfolio
Return Before Taxes	4.15%	1.68%	1.39%
Return After Taxes on Distributions	2.49%	0.50%	0.55%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.44%	0.77%	0.70%
ICE BofA 1-5 Year US Treasury & Agency Index[1]
(reflects no deduction for fees, expenses or taxes)	5.73%	1.35%	1.83%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 1989.

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Alan R. Hutchison, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2016.

42

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

43

DFA Intermediate Government Fixed Income Portfolio

Investment Objective

The investment objective of the DFA Intermediate Government Fixed Income Portfolio (the “Intermediate Government Portfolio” or the “Portfolio”) is to earn current income consistent with preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.09%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.12%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 13% of the average value of its investment portfolio.

Principal Investment Strategies

The Intermediate Government Portfolio primarily invests in high quality, low-risk obligations of the U.S. Government and its agencies with maturities between five and fifteen years from the date of settlement. The Portfolio normally invests in non-callable obligations issued or guaranteed by the U.S. Government and U.S. government agencies, AAA-rated, dollar-denominated obligations of foreign governments, obligations of supranational organizations, and futures contracts on U.S. Treasury securities. Since government guaranteed mortgage-backed securities are considered callable, such securities will not be included in the Portfolio. Generally, the Intermediate Government Portfolio will purchase securities with maturities between five and fifteen years from the date of settlement. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements and ordinarily will

44

have a weighted average effective maturity, based upon market values, between three and ten years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. Under normal circumstances, when determining its duration, the Portfolio will consider a duration similar to the Bloomberg U.S. Government Bond Index, which was approximately 5.85 years as of December 31, 2025. In any event, as a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income government securities and maintain a weighted average effective maturity between three and ten years. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Intermediate Government Portfolio may invest a portion of its assets in the obligations of foreign governments. Those obligations at the time of purchase must be either rated in the highest rating category of a nationally recognized statistical rating organization or, in the case of any obligation that is unrated, of comparable quality. The Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts on U.S. Treasury securities or options on such contracts to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. However, the Portfolio will not purchase or sell futures contracts or options thereon if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

The Intermediate Government Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to

45

carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

46

DFA Intermediate Government Fixed Income Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
8.57% 2020, Q1	-5.98% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Intermediate Government Fixed Income Portfolio
Return Before Taxes	7.14%	-1.08%	1.46%
Return After Taxes on Distributions	5.84%	-2.02%	0.49%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.21%	-1.20%	0.74%
Bloomberg U.S. Government Bond Index
(reflects no deduction for fees, expenses or taxes)	6.31%	-0.94%	1.38%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (1990).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Alan R. Hutchison, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2016.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders

47

that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

48

DFA Short-Term Extended Quality Portfolio

Investment Objective

The investment objective of the DFA Short-Term Extended Quality Portfolio (the “Short-Term Extended Quality Portfolio” or the “Portfolio”) is to maximize total returns from the universe of debt securities in which the Portfolio invests. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.15%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.18%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 47% of the average value of its investment portfolio.

Principal Investment Strategies

The Short-Term Extended Quality Portfolio seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities with an investment grade credit rating (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). In addition, the Portfolio may invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Portfolio generally invests with an emphasis on debt securities rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s. The Portfolio will increase or decrease investment exposure to lower-rated investment grade securities

49

(i.e., those rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s) depending on the expected credit premium. The Advisor expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries.

The Short-Term Extended Quality Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains a weighted average effective maturity and a weighted average duration of three years or less. In making these purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus on investment in the longer-term area, otherwise, the Portfolio will focus its investment in the shorter-term area of the eligible maturity range. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities considered to be investment grade quality. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The Short-Term Extended Quality Portfolio’s investments may include securities denominated in foreign currencies. The Portfolio intends to hedge foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency rates. The Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Short-Term Extended Quality Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms

50

required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when

51

it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

52

DFA Short-Term Extended Quality Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
2.11% 2020, Q2	-3.51% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Short-Term Extended Quality Portfolio
Return Before Taxes	4.92%	1.92%	2.17%
Return After Taxes on Distributions	3.13%	0.71%	1.16%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.89%	0.94%	1.22%
ICE BofA 1-5 Year US Corporate & Government Index[1]
(reflects no deduction for fees, expenses or taxes)	6.06%	1.60%	2.19%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2009).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Lacey N. Huebel, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2021.

53

• Christopher W. Cummins, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

54

DFA Intermediate-Term Extended Quality Portfolio

Investment Objective

The investment objective of the DFA Intermediate-Term Extended Quality Portfolio (the “Intermediate-Term Extended Quality Portfolio” or the “Portfolio”) is to maximize total returns from the universe of debt securities in which the Portfolio invests. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.16%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.20%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 35% of the average value of its investment portfolio.

Principal Investment Strategies

The Intermediate-Term Extended Quality Portfolio seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities with an investment grade credit rating (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)).

In addition, the Portfolio may invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, repurchase agreements, money market funds, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Portfolio generally invests with an emphasis on debt securities rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s.

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The Portfolio will increase or decrease investment exposure to lower-rated investment grade securities (i.e., those rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s) depending on the expected credit premium. Dimensional Fund Advisors LP (the “Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries.

The Intermediate-Term Extended Quality Portfolio primarily invests in securities that mature within three to twenty years from the date of settlement. Under normal circumstances, the Portfolio will generally maintain a weighted average duration of no more than one quarter year greater than, and no less than one year below, the weighted average duration of the Bloomberg U.S. Credit Bond Index, which was approximately 6.67 years as of December 31, 2025. From time to time, the Portfolio may deviate from this duration range when the Advisor determines it to be appropriate under the circumstances. In any event, the Portfolio will ordinarily maintain a weighted average duration between three and ten years. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities considered to be investment grade quality. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The Intermediate-Term Extended Quality Portfolio’s investments may include securities denominated in foreign currencies. The Portfolio intends to hedge foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency rates. The Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Intermediate-Term Extended Quality Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the

56

economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market

57

developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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DFA Intermediate-Term Extended Quality Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
8.77% 2020, Q2	-7.79% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Intermediate-Term Extended Quality Portfolio
Return Before Taxes	8.04%	-0.02%	2.99%
Return After Taxes on Distributions	6.03%	-1.57%	1.53%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.73%	-0.66%	1.68%
Bloomberg U.S. Credit Bond Index
(reflects no deduction for fees, expenses or taxes)	7.83%	-0.05%	3.15%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2010).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Lovell D. Shao, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

• Christopher W. Cummins, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Targeted Credit Portfolio

Investment Objective

The investment objective of the DFA Targeted Credit Portfolio (the “Targeted Credit Portfolio” or the “Portfolio”) is to maximize total returns from the universe of debt securities in which the Portfolio invests. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.18%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.22%
Fee Waiver and/or Expense Reimbursement[1]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.20%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$20	$69	$122	$278

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 70% of the average value of its investment portfolio.

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Principal Investment Strategies

The Targeted Credit Portfolio seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities that mature within five years from the date of settlement. In addition, the Portfolio may invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Portfolio generally emphasizes investments in debt securities rated A+ to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or A1 to Baa3 by Moody’s Ratings (“Moody’s”). The Portfolio may also invest in higher-rated investment grade securities (i.e., those rated AAA to AA- by S&P or Fitch or Aaa to Aa3 by Moody’s) and/or below-investment grade securities (i.e., those rated below BBB- by S&P or Fitch or below Baa3 by Moody’s) depending on the expected credit premium. Dimensional Fund Advisors LP (the “Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries.

As a non-fundamental policy, under normal circumstances, the Targeted Credit Portfolio will invest at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a weighted average effective maturity and a weighted average duration of five years or less. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Targeted Credit Portfolio’s investments may include securities denominated in foreign currencies. The Portfolio intends to hedge foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency rates. The Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Targeted Credit Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and

62

obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

High Yield Risk: Securities rated below investment grade may be subject to greater credit, valuation, price volatility, and liquidity risks than investment grade securities. Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate

63

or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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DFA Targeted Credit Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
4.15% 2020, Q2	-4.69% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Targeted Credit Portfolio
Return Before Taxes	5.36%	1.75%	2.40%
Return After Taxes on Distributions	3.62%	0.58%	1.32%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.15%	0.83%	1.37%
Bloomberg Global Aggregate Credit Bond Index 1-5 Years (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	6.31%	2.35%	2.94%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Alexander Fridman, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Global Core Plus Fixed Income Portfolio

Investment Objective

The investment objective of the DFA Global Core Plus Fixed Income Portfolio (the “Global Core Plus Fixed Income Portfolio” or the “Portfolio”) is to maximize total returns from the universe of fixed income securities in which the Portfolio invests. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.24%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.23%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$24	$76	$134	$305

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its investment portfolio.

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Principal Investment Strategies

The Global Core Plus Fixed Income Portfolio seeks to achieve its investment objective by investing in a universe of U.S. and foreign debt securities. The Portfolio may invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, including mortgage-backed securities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Portfolio may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. Dimensional Fund Advisors LP (the “Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. However, the Advisor may invest in issuers located in other countries as well, which may include emerging markets. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates.

The Global Core Plus Fixed Income Portfolio may invest in fixed income securities considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)) and in lower-rated (i.e., below investment grade, also known as “junk” bonds) fixed income securities. The Portfolio may invest with an emphasis on fixed income securities rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s. In addition, the Portfolio may invest in fixed income securities rated below investment grade. The Portfolio will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected incremental return on investment for holding securities having longer-term maturities as compared to shorter-term maturities. In managing the Portfolio, the Advisor will increase or decrease investment exposure to intermediate-term securities depending on the expected term premium and also increase or decrease investment exposure to lower-rated debt securities depending on the expected credit premium.

The Global Core Plus Fixed Income Portfolio primarily invests in securities that mature within twenty years from the date of settlement, but may, as in the case of mortgage-backed securities, invest in securities with longer maturities. Under normal circumstances, the Portfolio will generally maintain a weighted average duration of no more than one half year greater than, and no less than one year below, the weighted average duration of the Bloomberg Global Aggregate Bond Index (hedged to USD), which was approximately 6.34 years as of December 31, 2025. From time to time, the Portfolio may deviate from this duration range when the Advisor determines it to be appropriate under the circumstances. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The Global Core Plus Fixed Income Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 46% of its net assets in U.S. issuers. This percentage will change due to market conditions. An issuer may be considered to be of a country if it is organized under the laws of, maintains its principal place of business in, has at least 50% of its assets or derives at least 50% of its operating income in, or is a government, government agency, instrumentality or central bank of, that country. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities.

Because many of the Global Core Plus Fixed Income Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure, including adjustments based on actual or expected cash inflows to or outflows from the Portfolio.

The Global Core Plus Fixed Income Portfolio may lend its portfolio securities to generate additional income.

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Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such

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investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China.

Mortgage-Backed Securities Risk: Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or potentially more significant than risks associated with other types of debt instruments. Mortgage securities differ from typical debt securities in that principal is not paid back at maturity, but rather periodically over the life of the security. A fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because it may have to reinvest that money at the lower prevailing interest rates. As a result, mortgage securities may be less effective than some other types of debt securities as a means of securing long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. Conversely, in a period of rising interest rates, a fund may exhibit additional volatility since rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As interest rates rise mortgage borrowers are less likely to exercise prepayment options, which may reduce the value of these securities and potentially cause a fund to lose money. This is known as extension risk.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s). Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price the Portfolio desires.

High Yield Risk: Securities rated below investment grade may be subject to greater credit, valuation, price volatility, and liquidity risks than investment grade securities. Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be

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used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

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The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Global Core Plus Fixed Income Portfolio Institutional Class Shares —Total Returns

January 2019-December 2025

Highest Quarter	Lowest Quarter
7.73% 2023, Q4	-7.39% 2022, Q2

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
DFA Global Core Plus Fixed Income Portfolio
Return Before Taxes	6.11%	-0.07%	2.37%	[1]
Return After Taxes on Distributions	4.32%	-1.44%	1.00%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	3.61%	-0.63%	1.23%	[1]
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.17%	[1]

1.	Since inception January 11, 2018.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2018).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2018).

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• Lovell D. Shao, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Investment Grade Portfolio

Investment Objective

The investment objective of the DFA Investment Grade Portfolio (the “Investment Grade Portfolio” or the “Portfolio”) is to seek to maximize total returns from the universe of eligible investments. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.16%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.19%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$19	$61	$107	$243

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 25% of the average value of its investment portfolio.

Principal Investment Strategies

The Investment Grade Portfolio seeks to achieve its investment objective through exposure to a broad portfolio of investment grade debt securities (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)) of U.S. and non-U.S. corporate and government issuers. Dimensional Fund Advisors LP (the “Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. As a non-fundamental policy, under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in fixed income securities considered to be investment grade quality.

The Investment Grade Portfolio will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for

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holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected incremental return on investment for holding securities having longer-term maturities as compared to shorter-term maturities. In managing the Portfolio, the Advisor will increase or decrease investment exposure to intermediate-term securities depending on the expected term premium and also increase or decrease investment exposure to non-government securities depending on the expected credit premium.

The Investment Grade Portfolio invests in U.S. and foreign corporate debt securities with an investment grade credit rating. In addition, the Portfolio may invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Portfolio may invest with an emphasis on debt securities rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s. The Portfolio will increase or decrease investment exposure to lower-rated investment grade securities (i.e., those rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s) depending on the expected credit premium. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The Investment Grade Portfolio primarily invests in securities that mature within twenty years from the date of settlement. Under normal circumstances, the Portfolio will generally maintain a weighted average duration of no more than one quarter year greater than, and no less than one year below, the weighted average duration of the Bloomberg U.S. Aggregate Bond Index, which was approximately 5.98 years as of December 31, 2025. From time to time, the Portfolio may deviate from this duration range when the Advisor determines it to be appropriate under the circumstances. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Investment Grade Portfolio’s investments may include securities denominated in foreign currencies. The Portfolio intends to hedge foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency rates. The Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Investment Grade Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength

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may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty

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risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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DFA Investment Grade Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
6.35% 2023, Q4	-6.35% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Investment Grade Portfolio
Return Before Taxes	7.22%	-0.12%	2.36%
Return After Taxes on Distributions	5.58%	-1.39%	1.21%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.26%	-0.63%	1.32%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2011).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Lovell D. Shao, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding

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purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Diversified Fixed Income Portfolio

Investment Objective

The investment objective of the DFA Diversified Fixed Income Portfolio (the “Diversified Fixed Income Portfolio” or the “Portfolio”) is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.12%
Other Expenses	0.02%
Acquired Fund Fees & Expenses	0.11%
Total Annual Fund Operating Expenses	0.25%
Fee Waiver and/or Expense Reimbursement[1]	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.15%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$15	$70	$131	$308

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 31% of the average value of its investment portfolio.

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Principal Investment Strategies

The Diversified Fixed Income Portfolio seeks its investment objective by investing directly or through other funds managed by Dimensional Fund Advisors LP (the “Advisor”) (the “Underlying Funds”) in a universe of U.S. and foreign debt securities, including inflation-protected securities. The Portfolio and/or its Underlying Funds invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The inflation-protected securities in which the Portfolio and/or its Underlying Funds invest may include Treasury Inflation-Protected Securities. As of the date of this Prospectus, the Portfolio invests its assets in the DFA Two-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio and/or other Underlying Funds, but the Portfolio also invests a substantial portion of its assets directly.

Depending on the credit and term spreads in the current yield curves, the Diversified Fixed Income Portfolio will adjust its investment allocations to credit and maturity, within the eligible universe of investments held directly or through Underlying Funds. The fixed income securities in which the Portfolio invests will be considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”). Generally, the Portfolio will purchase debt securities that mature within twenty years from the date of settlement. The Portfolio will ordinarily have a weighted average effective maturity, based on market values, between two and seven years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event.

As a non-fundamental policy, under normal circumstances, the Diversified Fixed Income Portfolio will invest directly, or indirectly through its investment in the Underlying Funds, at least 80% of its net assets in fixed income securities. In addition, the Portfolio and each Underlying Fund are authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

Because many of the Diversified Fixed Income Portfolio’s and certain Underlying Funds’ investments may be denominated in foreign currencies, the Portfolio and such Underlying Funds may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio and certain Underlying Funds may also purchase or sell futures contracts and options on futures contracts for securities and indices, to hedge their currency exposure or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund.

The Diversified Fixed Income Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

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Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

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Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine

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learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Diversified Fixed Income Portfolio Institutional Class Shares —Total Returns

January 2017-December 2025

Highest Quarter	Lowest Quarter
4.23% 2020, Q1	-3.59% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
DFA Diversified Fixed Income Portfolio
Return Before Taxes	6.34%	1.03%	1.77%	[1]
Return After Taxes on Distributions	4.77%	-0.18%	0.76%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	3.74%	0.27%	0.92%	[1]
Bloomberg U.S. Government Bond Index Intermediate
(reflects no deduction for fees, expenses or taxes on sales)	6.50%	0.64%	1.50%	[1]
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	1.51%	[1]

1.	Since inception August 10, 2016.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2016).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2016).

• Alexander Fridman, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA LTIP Portfolio

Investment Objective

The investment objective of the DFA LTIP Portfolio (the “Portfolio”) is to seek to provide total return consistent with inflation protected long-term instruments. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.10%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.12%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 15% of the average value of its investment portfolio.

Principal Investment Strategies

The DFA LTIP Portfolio seeks its investment objective by generally investing in a universe of long-term fixed income securities structured to provide protection against inflation. The Portfolio may invest in inflation-protected securities issued by the U.S. Government and its agencies and instrumentalities. The Portfolio also may invest in inflation-protected securities of other investment grade issuers (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)) including foreign governments and U.S. and non-U.S. corporations. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase.

Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest

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payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

Generally, the DFA LTIP Portfolio will purchase long-term fixed income securities with maturities greater than ten years from the date of settlement, although at times, the Portfolio may purchase securities with shorter maturities. The Portfolio ordinarily will have a weighted average effective maturity, based upon market values, of greater than ten years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event.

The DFA LTIP Portfolio also may invest in securities issued by the U.S. Government and its agencies and instrumentalities and other investment grade issuers that do not provide inflation protection while attempting to protect for inflation by engaging in swaps, futures or other derivatives to hedge against the inflation risk associated with such securities. The Portfolio may also invest in money market funds. Because many of the LTIP Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

As a non-fundamental policy, under normal circumstances, at least 80% of the DFA LTIP Portfolio’s net assets will be invested in fixed income securities.

The DFA LTIP Portfolio is authorized to invest more than 25% of its total assets in Treasury bonds, bills and notes and obligations of U.S. government agencies and instrumentalities. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements.

The DFA LTIP Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which

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represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to

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factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA LTIP Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
11.74% 2023, Q4	-22.34% 2022, Q2

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA LTIP Portfolio
Return Before Taxes	1.54%	-9.64%	0.11%
Return After Taxes on Distributions	-1.09%	-11.98%	-1.82%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.92%	-7.59%	-0.41%
FTSE U.S. Inflation-Linked Securities Index, 20+ Years
(reflects no deduction for fees, expenses or taxes on sales)	2.85%	-7.30%	1.18%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

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Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• Alan R. Hutchison, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2016.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Inflation-Protected Securities Portfolio

Investment Objective

The investment objective of the DFA Inflation-Protected Securities Portfolio (the “Inflation-Protected Portfolio” or the “Portfolio”) is to provide inflation protection and earn current income consistent with inflation-protected securities.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.09%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.11%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 16% of the average value of its investment portfolio.

Principal Investment Strategies

The Inflation-Protected Portfolio seeks its investment objective by investing in a universe of inflation-protected securities that are structured to provide returns linked to the rate of inflation over the long-term. The Portfolio ordinarily invests in inflation-protected securities issued by the U.S. Government and its agencies and instrumentalities and the credit quality of such inflation-protected securities will be that of such applicable U.S. government, agency or instrumentality issuer.

As a non-fundamental policy, under normal circumstances, the Inflation-Protected Portfolio will invest at least 80% of its net assets in inflation-protected securities. Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt

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securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

Generally, the Inflation-Protected Portfolio will purchase inflation-protected securities with maturities between five and twenty years from the date of settlement, although at times, the Portfolio may purchase securities outside of this range. Under normal circumstances, when determining its duration, the Portfolio will consider a weighted average duration similar to the Bloomberg U.S. TIPS Index, which was approximately 6.50 years as of December 31, 2025. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Inflation-Protected Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of U.S. government agencies and instrumentalities. The Portfolio may also invest in money market funds. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements.

The Inflation-Protected Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Inflation-Protected Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value

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of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned

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securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Inflation-Protected Securities Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
5.01% 2016, Q1	-6.52% 2022, Q2

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Inflation-Protected Securities Portfolio
Return Before Taxes	7.03%	1.01%	3.11%
Return After Taxes on Distributions	5.48%	-0.82%	1.74%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.16%	-0.02%	1.81%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2006).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Alan R. Hutchison, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2016.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Short-Duration Real Return Portfolio

Investment Objective

The investment objective of the DFA Short-Duration Real Return Portfolio (the “Short-Duration Real Return Portfolio” or the “Portfolio”) is to seek inflation protection and maximize total returns.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.18%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.22%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 36% of the average value of its investment portfolio.

Principal Investment Strategies

The Short-Duration Real Return Portfolio pursues its investment objective by investing in a combination of debt securities, including inflation-protected securities, and derivative instruments. The Portfolio will maintain a weighted average duration of three years or less. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, Dimensional Fund Advisors LP (the “Advisor”) will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). The Portfolio generally invests with an emphasis on debt securities rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s. The Portfolio will increase or decrease investment exposure to lower-rated investment grade securities (i.e., those rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s)

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depending on the expected credit premium. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Short-Duration Real Return Portfolio may invest in inflation protected securities, obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Advisor expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The Short-Duration Real Return Portfolio may enter into swaps, such as inflation swaps, to seek inflation protection. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio may use foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

The Short-Duration Real Return Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

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Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

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Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and

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after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Short-Duration Real Return Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
3.57% 2020, Q2	-3.74% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Short-Duration Real Return Portfolio
Return Before Taxes	4.86%	3.84%	3.30%
Return After Taxes on Distributions	3.04%	2.62%	2.30%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.96%	2.44%	2.12%
Bloomberg U.S. TIPS 1-5 Years Index
(reflects no deduction for fees, expenses or taxes on sales)	6.55%	3.32%	3.16%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2013).

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• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2013).

• Lovell D. Shao, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

• Christopher W. Cummins, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Global Core Plus Real Return Portfolio

Investment Objective

The investment objective of the DFA Global Core Plus Real Return Portfolio (the “Global Core Plus Real Return Portfolio” or “Portfolio”) is to seek inflation protection and maximize total returns.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.21%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.30%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.29%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$30	$95	$168	$380

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 59% of the average value of its investment portfolio.

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Principal Investment Strategies

The Global Core Plus Real Return Portfolio will pursue its investment objective by investing in a universe of U.S. and foreign debt securities, including inflation-protected securities, and derivative instruments. The Portfolio primarily invests in securities that mature within twenty years from the date of settlement, but may, as in the case of mortgage-backed securities, invest in securities with longer maturities. Under normal circumstances, the Portfolio will generally maintain a weighted average duration between three and ten years. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Dimensional Fund Advisors LP (the “Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. However, the Advisor may invest in issuers located in other countries as well, which may include emerging markets. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates.

In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investments in the longer-term area, otherwise, the Global Core Plus Real Return Portfolio will focus investments in the shorter-term area of the eligible maturity range.

The Global Core Plus Real Return Portfolio may invest in fixed income securities considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). The Portfolio may invest with an emphasis on fixed income securities rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s. In addition, the Portfolio may invest in fixed income securities rated below investment grade (also known as “junk” bonds). The Portfolio will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected incremental return on investment for holding securities having longer-term maturities as compared to shorter-term maturities. In managing the Portfolio, the Advisor will increase or decrease investment exposure to intermediate-term securities depending on the expected term premium and also increase or decrease investment exposure to lower-rated debt securities depending on the expected credit premium.

The Global Core Plus Real Return Portfolio may invest in inflation protected securities, obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, including mortgage-backed securities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Portfolio may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities. The Advisor expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 47% of its net assets in U.S. issuers. This percentage will change due to market conditions. An issuer may be considered to be of a country if it is organized under the laws of, maintains its principal place of business in, has at least 50% of its assets or derives at least 50% of its operating income in, or is a government, government agency, instrumentality or central bank of, that country.

The Global Core Plus Real Return Portfolio may enter into swaps, such as inflation swaps, to seek inflation protection. Because many of the Global Core Plus Real Return Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure, including adjustments based on actual or expected cash inflows to or outflows from the Portfolio.

The Global Core Plus Real Return Portfolio may lend its portfolio securities to generate additional income.

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Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such

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investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China.

Mortgage-Backed Securities Risk: Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or potentially more significant than risks associated with other types of debt instruments. Mortgage securities differ from typical debt securities in that principal is not paid back at maturity, but rather periodically over the life of the security. A fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because it may have to reinvest that money at the lower prevailing interest rates. As a result, mortgage securities may be less effective than some other types of debt securities as a means of securing long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. Conversely, in a period of rising interest rates, a fund may exhibit additional volatility since rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As interest rates rise mortgage borrowers are less likely to exercise prepayment options, which may reduce the value of these securities and potentially cause a fund to lose money. This is known as extension risk.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength

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may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s). Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price the Portfolio desires.

High Yield Risk: Securities rated below investment grade may be subject to greater credit, valuation, price volatility, and liquidity risks than investment grade securities. Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership

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of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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DFA Global Core Plus Real Return Portfolio Institutional Class Shares —Total Returns

January 2022-December 2025

Highest Quarter	Lowest Quarter
6.49% 2023, Q4	-9.08% 2022, Q2

Annualized Returns (%) Periods ended December 31, 2025
		Since
	1 Year	Inception
DFA Global Core Plus Real Return Portfolio
Return Before Taxes	6.35%	2.42%	[1]
Return After Taxes on Distributions	4.65%	1.11%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	3.76%	1.28%	[1]
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.79%	[1]

1.	Since inception April 26, 2021.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2021).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2021).

• Lovell D. Shao, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2021).

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objectives and Policies

The two investment companies described in this Prospectus offer a variety of investment portfolios. Each Portfolio has its own investment objective and policies, and is the equivalent of a separate mutual fund. The Two-Year Portfolio and the Two-Year Government Portfolio are offered by Dimensional Investment Group Inc. The other Portfolios contained in this Prospectus are offered by DFA Investment Dimensions Group Inc. DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. are collectively referred to herein as the “Fund.” The Portfolios, except the One-Year Portfolio, described in this Prospectus are designed for long-term investors.

The following is a description of the categories of investments that may be acquired by the Portfolios. Deviations from these categories may occur due to holdings in securities received in connection with corporate actions or issuer-driven events.

Categories:
One-Year Portfolio	1-11
Two-Year Portfolio	1-11
Two-Year Government Portfolio	1,2,6,11
Two-Year Global Portfolio	1-11
Selectively Hedged Global Portfolio	1-11
Five-Year Global Portfolio	1-11
International Government Portfolio	1,2,7,8,11
Short-Term Government Portfolio	1,2,6,11
Intermediate Government Portfolio	1,2,6,7,8,11
Short-Term Extended Quality Portfolio	1-11
Intermediate-Term Extended Quality Portfolio	1-4,6-11
Investment Grade Portfolio	1-11
Diversified Fixed Income Portfolio	1-11
LTIP Portfolio	1-11
Inflation-Protected Portfolio	1,2,6,11
Short-Duration Real Return Portfolio	1-11
Global Core Plus Real Return Portfolio	1-11
Targeted Credit Portfolio	1-11
Global Core Plus Fixed Income Portfolio	1-11

1.  U.S. Government Obligations—Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market, such as mortgage TBAs.

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3. Corporate Debt Obligations—

(a) One-Year Portfolio, Two-Year Portfolio, Two-Year Global Portfolio, Five-Year Global Portfolio and Diversified Fixed Income Portfolio—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which are rated Aaa to Aa3 by Moody’s, or AAA to AA- by S&P or Fitch, or an equivalent rating assigned by another nationally recognized statistical rating organization (“NRSRO”), or if there is no rating for the debt security, they are determined by the Advisor to be of comparable quality.

(b) Selectively Hedged Global Portfolio, Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio, Investment Grade Portfolio, LTIP Portfolio and Short-Duration Real Return Portfolio—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which have received an investment grade rating by Moody’s, Fitch or S&P, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

(c) Global Core Plus Real Return Portfolio, Targeted Credit Portfolio and Global Core Plus Fixed Income Portfolio—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which may be of any credit rating including unrated.

4.  Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will be acquired only from banks having assets in excess of $1,000,000,000.

5. Commercial Paper—

(a) One-Year Portfolio, Two-Year Portfolio, Two-Year Global Portfolio, Five-Year Global Portfolio and Diversified Fixed Income Portfolio—Rated, at the time of purchase, A1+ or A1 by S&P or Prime1 by Moody’s, or F1+ or F1 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or AAA by Fitch.

(b) Selectively Hedged Global Portfolio, Short-Term Extended Quality Portfolio, Investment Grade Portfolio, LTIP Portfolio and Short-Duration Real Return Portfolio—Rated, at the time of purchase, A1+ to A3 by S&P or Prime1 to Prime3 by Moody’s, or F1+ to F3 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least Baa3 by Moody’s or BBB-by S&P or Fitch.

(c) Global Core Plus Real Return Portfolio, Targeted Credit Portfolio and Global Core Plus Fixed Income Portfolio—Instruments may be of any credit rating.

6.  Repurchase Agreements—Instruments through which the Portfolios purchase securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or other such counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. Each Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to a Portfolio’s investment restriction on illiquid investments. The Portfolios also will only invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.  Foreign Government and Agency Obligations—Bills, notes, bonds, and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.

8.  Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.

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9. Foreign Issuer Obligations—

(a) One-Year Portfolio, Two-Year Portfolio, Two-Year Global Portfolio, Five-Year Global Portfolio and Diversified Fixed Income Portfolio—Debt securities of non-U.S. issuers rated AAA to AA- by S&P or Fitch, Aaa to Aa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, securities that have been determined by the Advisor to be of comparable quality.

(b) Selectively Hedged Global Portfolio, Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio, Investment Grade Portfolio, LTIP Portfolio and Short-Duration Real Return Portfolio—Debt securities of non-U.S. issuers that have received a rating of AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

(c) Global Core Plus Real Return Portfolio, Targeted Credit Portfolio and Global Core Plus Fixed Income Portfolio—Debt securities of non-U.S. issuers, which may be of any credit rating including unrated.

10.  Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.  Money Market Funds—The Portfolios may invest in affiliated and unaffiliated registered and unregistered money market funds. Investments in money market funds may involve a duplication of certain fees and expenses.

The categories of fixed income securities that may be acquired by the Portfolios (other than Intermediate Government Portfolio, International Government Portfolio, and Intermediate-Term Extended Quality Portfolio) may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR) or the Treasury bill rate.

In addition to the principal investments described above, the International Government Portfolio also may invest in money market instruments, other short-term investments, U.S. Treasury obligations and U.S. government agency obligations to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. These short-term investments may include the securities of U.S. issuers.

PORTFOLIO STRATEGIES

In managing each Portfolio, the Advisor places priority on efficiently managing portfolio turnover and keeping trading costs low.

The Portfolios will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected incremental return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities. At times when, in the Advisor’s judgment, eligible foreign securities of the Portfolios, as applicable, do not offer expected term premiums that compare favorably with those offered by eligible U.S. Securities, such Portfolios will be invested primarily in the latter securities. The Advisor believes that expected credit premiums for the Portfolios are available largely through investment in commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Portfolios will be chosen with a view to maximizing anticipated returns, net of trading costs.

The One-Year Portfolio, Two-Year Portfolio, Two-Year Government Portfolio, Two-Year Global Portfolio, Selectively Hedged Global Portfolio, Short-Term Government Portfolio, Five-Year Global Portfolio, Short-Term Extended Quality Portfolio, Targeted Credit Portfolio and Short-Duration Real Return Portfolio may engage in frequent trading of portfolio securities and, therefore, are expected to have a high portfolio turnover rate. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Portfolios generally acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a “cost” of trading. Such costs ordinarily increase with trading activity. However, securities ordinarily will be sold when, in the Advisor’s judgment, the monthly return of a Portfolio will be increased as a result

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of portfolio transactions after taking into account the cost of trading. It is anticipated that short-term instruments will be acquired in the primary and secondary markets. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.

The International Government Portfolio invests in obligations issued or guaranteed primarily by non-U.S. government issuers and supranational organizations and their agencies, however, the Portfolio may also hold a small percentage of its assets in U.S. dollar-denominated obligations of the U.S. Government and its agencies. The Portfolio may also acquire repurchase agreements backed by banks or U.S. Government securities.

Duration, as discussed with respect to a Portfolio’s investment policy regarding duration, is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. In general, greater sensitivity to changes in interest rates typically corresponds to higher volatility and higher risk. Securities are considered investment grade if the issuer has received a rating of AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”) or an equivalent rating assigned by another NRSRO.

The Global Core Plus Fixed Income Portfolio seeks to achieve its investment objective by investing in a universe of U.S. and foreign debt securities. The Global Core Plus Fixed Income Portfolio may invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, including mortgage-backed securities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. In managing the Global Core Plus Fixed Income Portfolio, the Advisor will increase or decrease investment exposure to intermediate-term securities depending on the expected term premium and also increase or decrease investment exposure to lower-rated debt securities held depending on the expected credit premium.

Mortgage-backed securities represent an interest in a pool of mortgage loans that are packaged or “pooled” together for sale to investors. These mortgage loans are originated by banks and other financial institutions to finance purchases of homes and other real estate. Mortgage-backed securities may be issued as fixed-rate or adjustable-rate instruments. As the underlying mortgage loans are paid off, the Global Core Plus Fixed Income Portfolio and Global Core Plus Real Return Portfolio receive principal and interest payments. The Portfolios may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. With TBA transactions, the specific securities to be delivered must meet specified terms and standards.

The Diversified Fixed Income Portfolio seeks its investment objective by investing directly or through its Underlying Funds in a universe of U.S. and foreign debt securities, including inflation-protected securities. As of the date of this Prospectus, the Portfolio invests a portion of its assets in the DFA Two-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio and/or other Underlying Funds, but the Portfolio also invests a substantial portion of its assets directly.

Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

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In making investment decisions for the Investment Grade Portfolio, the Advisor will increase or decrease exposure to intermediate-term securities depending on the expected term premium and also increase or decrease exposure to non-government securities depending on the expected credit risk premium.

In attempting to respond to adverse market, economic, political, or other conditions, the Portfolios may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolios’ principal investment strategies. In these circumstances, the Portfolios may be unable to achieve their investment objectives.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in a Portfolio will fluctuate, there is the risk that you will lose money. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolios.

The investment performance of the Diversified Fixed Income Portfolio is affected by the investment performance of the Underlying Funds in which the Portfolio invests. The Portfolio also indirectly pays its proportionate share of the expenses of the Underlying Funds in which it invests. The ability of the Portfolio to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of the Portfolio’s assets among the Underlying Funds. Through its investments in the Underlying Funds, the Portfolio is subject to the risks of the Underlying Funds’ investments. The following includes a description of principal risks of the Portfolio and its Underlying Funds.

	One-Year Portfolio	Two-Year Portfolio	Two-Year Government Portfolio	Two-Year Global Portfolio	Selectively Hedged Global Portfolio	Five-Year Global Portfolio
Call Risk	X	X		X	X	X
Credit Risk	X	X	X	X	X	X
Cyber Security Risk	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X
Foreign Government Debt Risk	X	X		X	X	X
Foreign Securities and Currencies Risk	X	X		X	X	X
Income Risk	X	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X
Mortgage-Backed Securities Risk	X	X	X	X	X	X
Operational Risk	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X

	International Government Portfolio	Short-Term Government Portfolio	Intermediate Government Portfolio	Short-Term Extended Quality Portfolio	Intermediate- Term Extended Quality Portfolio

Call Risk	X			X	X
Credit Risk	X	X	X	X	X
Cyber Security Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Financial Services Sector Risk				X

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	International Government Portfolio	Short-Term Government Portfolio	Intermediate Government Portfolio	Short-Term Extended Quality Portfolio	Intermediate- Term Extended Quality Portfolio
Foreign Government Debt Risk	X			X	X
Foreign Securities and Currencies Risk	X			X	X
Geographic Focus Risk	X
Income Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Liquidity Risk	X	X	X	X	X
Market Risk	X	X	X	X	X
Mortgage-Backed Securities Risk		X		X	X
Non-Diversification Risk	X
Operational Risk	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X

	Targeted Credit Portfolio	Global Core Plus Fixed Income Portfolio	Investment Grade Portfolio	Diversified Fixed Income Portfolio	LTIP Portfolio	Inflation- Protected Portfolio
Call Risk	X	X	X	X
China Investments Risk		X
Credit Risk	X	X	X	X	X	X
Cyber Security Risk	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X
Emerging Markets Risk		X
Foreign Government Debt Risk	X	X	X	X	X
Foreign Securities and Currencies Risk	X	X	X	X	X
Fund of Funds Risk				X
High Yield Risk	X	X
Income Risk	X	X	X	X	X	X
Inflation-Protected Securities Interest Rate Risk				X	X	X
Inflation-Protected Securities Tax Risk				X	X	X
Interest Rate Risk	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X
Mortgage-Backed Securities Risk	X	X	X	X	X	X
Operational Risk	X	X	X	X	X	X
Risks of Investing for Inflation Protection				X	X	X
Securities Lending Risk	X	X	X	X	X	X

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	Short- Duration Real Return Portfolio	Global Core Plus Real Return Portfolio
Call Risk	X	X
China Investments Risk		X
Credit Risk	X	X
Cyber Security Risk	X	X
Derivatives Risk	X	X
Emerging Markets Risk		X
Financial Services Sector Risk	X
Foreign Government Debt Risk	X	X
Foreign Securities and Currencies Risk	X	X
High Yield Risk		X
Income Risk	X	X
Inflation-Protected Securities Interest Rate Risk	X	X
Inflation-Protected Securities Tax Risk	X	X
Interest Rate Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
Mortgage-Backed Securities Risk	X	X
Operational Risk	X	X
Risks of Investing for Inflation Protection	X	X
Securities Lending Risk	X	X

Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a fund has invested in, the fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by Taiwan’s political and economic relationship with China. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes and defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes

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between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (the “PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries, or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact a fund’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s). Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price the Portfolio desires.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, foreign currency contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign

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currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when a fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Emerging Markets Risk: Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy; (vi) higher degree of corruption and fraud; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; and (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries. Similar to foreign issuers, emerging market issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available, reliable and current financial and other information about such issuers, comparable to U.S. issuers. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Financial Services Sector Risk: Because the fund invests a significant portion of its assets in the financial services sector, the fund will be more susceptible to any economic, business, political or other developments which generally affect this industry sector. Financial services companies are subject to extensive governmental regulation and intervention, which may impact and/or limit the scope of their activities, the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the amount of capital and liquid assets they must maintain and their size, among other things. Profitability is also dependent on the availability and cost of capital funds and can fluctuate significantly in response to changes in interest rates or monetary policy,  or due to increased competition. Financial services companies may also be adversely affected by a deterioration of the credit markets, credit losses resulting from financial difficulties of borrowers, particularly issuers with concentrated loan portfolios, and the risk that a market shock or other unexpected market, economic, political, regulatory, or

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other event might lead to a sudden decline in the values of most or all companies in the financial services sector, among other things.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which it invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of the fund of funds. Through its investments in underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters. Information about the countries in which the fund invested and the level of investment is available on the fund's website, and on the fund's Forms N-PORT and N-CSR filed with the SEC.

High Yield Risk: Securities rated below investment grade may be subject to greater credit, valuation, price volatility and liquidity risks than investment grade securities. Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which

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represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by the fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to the fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Mortgage-Backed Securities Risk: Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or potentially more significant than risks associated with other types of debt instruments. Mortgage securities differ from typical debt securities in that principal is not paid back at maturity, but rather periodically over the life of the security. A fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because it may have to reinvest that money at the lower prevailing interest rates. As a result, mortgage securities may be less effective than some other types of debt securities as a means of securing long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. Conversely, in a period of rising interest rates, a fund may exhibit additional volatility since rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As interest rates rise mortgage borrowers are less likely to exercise prepayment options, which may reduce the value of these securities and potentially cause a fund to lose money. This is known as extension risk.

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Non-Diversification Risk: The risk that a fund may be more volatile than a diversified fund because a fund invests its assets in a smaller number of issuers. The gains or losses on a single security, therefore, may have a greater impact on a fund’s net asset value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. To the extent that the Portfolio holds securities directly and lends those securities, it will be also subject to the foregoing risks with respect to its loaned securities.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios.

Securities Loans

Each Portfolio is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While each Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. For information concerning the revenue from securities lending, see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio’s total assets, which includes the value of collateral received. To the extent a Portfolio loans a portion of its securities, the Portfolio will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase

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agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios’ Statement of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. Each Portfolio will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio knows that a material event will occur. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “Principal Risks—Securities Lending Risk” for a discussion of the risks related to securities lending.

Securities Lending Revenue

During the fiscal year ended October 31, 2025, the following Portfolios received the following net revenues from a securities lending program (see “Securities Loans”), which constituted a percentage of the average daily net assets of each Portfolio as follows:

Portfolio	Net Revenue*	Percentage of Net Assets
One-Year Portfolio	$6,666	0.00%
Two-Year Portfolio	$715	0.00%
Two-Year Global Portfolio	$29,010	0.00%
Selectively Hedged Global Portfolio	$18,244	0.00%
Five-Year Global Portfolio	$34,694	0.00%
Short-Term Extended Quality Portfolio	$76,182	0.00%
Intermediate-Term Extended Quality Portfolio	$180,402	0.01%
Targeted Credit Portfolio	$30,980	0.00%
Global Core Plus Fixed Income Portfolio	$107,651	0.00%
Investment Grade Portfolio	$1,050,087	0.01%
Short-Duration Real Return Portfolio	$33,693	0.00%
Global Core Plus Real Return Portfolio	$20,981	0.01%

* The amounts included in the table above may differ from amounts disclosed in the Portfolios’ annual financial statements due to timing differences, reconciliations, and certain other adjustments.

Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios. Pursuant to an Investment Management Agreement with the Fund on behalf of each Portfolio, the Advisor is responsible for the management of each of the Portfolio’s assets. Each of the Portfolios is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

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In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the Portfolios (excluding the DFA One-Year Fixed Income Portfolio and the DFA Short-Term Government Portfolio) since their inception. Mr. Plecha has been responsible for each of the DFA One-Year Fixed Income Portfolio and the DFA Short-Term Government Portfolio since 1989.

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the Portfolios (excluding the DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio and DFA Short-Duration Real Return Portfolio) since 2012. Mr. Kolerich has been responsible for each of the DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Short-Duration Real Return Portfolio and the DFA Global Core Plus Real Return Portfolio since its inception.

Mr. Meldau is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Meldau holds an MBA from Wake Forest University and a BSBA from Appalachian State University. Mr. Meldau joined the Advisor in 2011, has been a portfolio manager since 2011 and has been responsible for the DFA Five-Year Global Fixed Income Portfolio since 2020.

Mr. Hutchison is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Hutchison holds an MBA from Drake University and a BBA from Texas Tech University. Mr. Hutchison joined the Advisor in 2006, has been a portfolio manager since 2013, and has been responsible for the DFA Two-Year Government Portfolio, DFA Short-Term Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA LTIP Portfolio and DFA Inflation-Protected Securities Portfolio since 2016 and DFA International Government Fixed Income Portfolio since 2020.

Mr. Shao is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Shao holds an MA from the University of California at Los Angeles and a BS from Columbia University. Mr. Shao joined the Advisor in 2006, has been a portfolio manager since 2011, and has been responsible for the DFA Intermediate-Term Extended Quality Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio and DFA Short-Duration Real Return Portfolio since 2019 and the DFA Global Core Plus Real Return Portfolio since its inception.

Mr. Fridman is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Fridman holds an MBA from the University of Cambridge, a doctorate from Saint Petersburg State Polytechnical University, two MS degrees from the University of Southern California, and a BS from the University of California-Los Angeles. Mr. Fridman joined the Advisor in 2013, has been a portfolio manager since 2013, and has been responsible for the DFA Targeted Credit Portfolio and DFA Diversified Fixed Income Portfolio since 2020.

Mr. Haselton is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Haselton holds an MBA from the University of Southern California, and a BS from Lehigh University. Mr. Haselton joined the Advisor in 2015, has been a portfolio manager since 2019, and has been responsible for the DFA One-Year Fixed Income Portfolio, DFA Two-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio since 2021.

Ms. Huebel is a Vice President and Senior Portfolio Manager of the Advisor. Ms. Huebel holds an MS from Kansas State University, an MA from the University of California-Santa Barbara, and a BS from Texas State University. Ms. Huebel joined the Advisor in 2012, has been a portfolio manager since 2015, and has been responsible for the DFA Short-Term Extended Quality Portfolio and DFA Selectively Hedged Global Fixed Income Portfolio since 2021.

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Mr. Cummins is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Cummins holds an MBA from The University of Texas at Austin, and a BS from Trinity University. Mr. Cummins joined the Advisor in 2012, has been a portfolio manager since 2018, and has been responsible for the DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio and DFA Short-Duration Real Return Portfolio since 2025.

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

The Advisor and, with respect to the Sub-Advised Portfolios (defined below), Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), provide the Portfolios with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Boards of Trustees/Directors approving the Investment Management Agreements with respect to the Portfolios is available in the semi-annual Form N-CSR reports for the Portfolios for the fiscal period ending April 30, 2025. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested trustees/directors, fees and expenses of disinterested trustees/directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and trustees/directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreements for certain classes of the Portfolios. Expenses allocable to a particular Portfolio or class of a Portfolio are so allocated. The expenses of the Fund which are not allocable to a particular Portfolio or class of a Portfolio are to be borne by each Portfolio or class of a Portfolio of the Fund on the basis of its relative net assets.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by each Portfolio for the services provided by the Advisor for the fiscal year ended October 31, 2025. The “Management Fee” listed in the “Annual Fund Operating Expenses” table for the Portfolios provides the investment management fee that was payable by the respective Portfolio to the Advisor. The Advisor, not the Sub-Advised Portfolios (defined below), compensates the sub-advisors.

Sub-Advisors

The Advisor has entered into Sub-Advisory Agreements with DFAL and DFA Australia, respectively, with respect to the One-Year Portfolio, Two-Year Portfolio, Two-Year Global Portfolio, Selectively Hedged Global Portfolio, Five-Year Global Portfolio, International Government Portfolio, Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio, Targeted Credit Portfolio, Global Core Plus Fixed Income Portfolio, Investment Grade Portfolio, Diversified Fixed Income Portfolio, LTIP Portfolio, Short-Duration Real Return Portfolio and Global

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Core Plus Real Return Portfolio (collectively, the “Sub-Advised Portfolios”). Pursuant to the terms of each Sub-Advisory Agreement, DFAL and DFA Australia each have the authority and responsibility to select brokers or dealers to execute securities transactions for each Portfolio. Each Sub-Advisor’s duties include the maintenance of a trading desk and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor will review the holdings of each Portfolio and review the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities that are eligible for purchase and sale by a Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. DFAL and DFA Australia maintain and furnish to the Advisor information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by each Portfolio, as well as making recommendations and elections on corporate actions. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). A Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the One-Year Portfolio, Two-Year Portfolio, Two-Year Global Portfolio, Selectively Hedged Global Portfolio, Five-Year Global Portfolio, International Government Portfolio, Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio, Targeted Credit Portfolio, Global Core Plus Fixed Income Portfolio, Investment Grade Portfolio, Diversified Fixed Income Portfolio, LTIP Portfolio, Short-Duration Real Return Portfolio and Global Core Plus Real Return Portfolio (the "MOM-Eligible Portfolios"). As described above, DFA Australia and/or DFAL, each a Dimensional Wholly-Owned Sub-advisor, currently serve as sub-advisors to each MOM-Eligible Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for a MOM-Eligible Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling a MOM-Eligible Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to a MOM-Eligible Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to a MOM-Eligible Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set a MOM-Eligible Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of a MOM-Eligible Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with a MOM-Eligible Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a MOM-Eligible Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of each Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of each Portfolio, the Fund may pay such financial

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intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Selectively Hedged Global Portfolio, International Government Portfolio, Short-Term Government Portfolio, Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio, Targeted Credit Portfolio, Global Core Plus Fixed Income Portfolio, Investment Grade Portfolio, Diversified Fixed Income Portfolio, LTIP Portfolio, Inflation-Protected Portfolio, Short-Duration Real Return Portfolio and Global Core Plus Real Return Portfolio and an Amended and Restated Fee Waiver and Expense Assumption Agreement for the Two-Year Portfolio and Two-Year Government Portfolio (each, a “Fee Waiver Agreement”), the Advisor has agreed to waive certain fees and in certain instances assume certain expenses of the Portfolios, as described below. Each Fee Waiver Agreement described below will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Each Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

DFA Two-Year Fixed Income Portfolio

DFA Two-Year Government Portfolio

DFA Selectively Hedged Global Portfolio

DFA International Government Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

DFA Targeted Credit Portfolio

DFA LTIP Portfolio

DFA Inflation-Protected Securities Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the following Portfolios (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of such class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
Two-Year Portfolio	0.21%
Two-Year Government Portfolio	0.17%
Selectively Hedged Global Portfolio	0.25%
International Government Portfolio	0.20%
Short-Term Extended Quality Portfolio	0.18%
Intermediate-Term Extended Quality Portfolio	0.20%
Targeted Credit Portfolio	0.20%
LTIP Portfolio	0.15%
Inflation-Protected Portfolio	0.20%

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DFA Short-Term Government Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) of the Institutional Class of the Short-Term Government Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed 0.20% of the average net assets for such class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.

DFA Investment Grade Portfolio

The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class of the Investment Grade Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit Portfolio Expenses of the Institutional Class of the Portfolio, on an annualized basis, to no more than 0.19% of the average net assets of such class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of the Institutional Class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

DFA Diversified Fixed Income Portfolio

DFA Global Core Plus Fixed Income Portfolio

DFA Global Core Plus Real Return Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of each of the following Portfolios (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and the Short Term Series, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the following percentages of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of the Institutional Class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
Diversified Fixed Income Portfolio	0.15%
Global Core Plus Fixed Income Portfolio	0.23%
Global Core Plus Real Return Portfolio	0.29%

DFA Short-Duration Real Return Portfolio

The Advisor has contractually agreed to waive up to the full amount of the Short-Duration Real Return Portfolio’s management fee of 0.18% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Short Term Series (the “Underlying Funds”). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to

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assume the ordinary operating expenses of the Institutional Class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to 0.24% of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio’s annualized Portfolio Expenses are less than the Portfolio’s Expense Limitation Amount, described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of the Institutional Class of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. With respect to the Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset the Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income are distributed monthly by the One-Year Portfolio, Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio and Targeted Credit Portfolio; distributed quarterly by the Two-Year Portfolio, Two-Year Government Portfolio, Two-Year Global Portfolio, Five-Year Global Portfolio, International Government Portfolio, Short-Term Government Portfolio, Intermediate Government Portfolio, Global Core Plus Fixed Income Portfolio, Investment Grade Portfolio, Diversified Fixed Income Portfolio, LTIP Portfolio, Inflation-Protected Portfolio and Global Core Plus Real Return Portfolio; and distributed annually by the Selectively Hedged Global Portfolio and Short-Duration Real Return Portfolio. The Two-Year Global Portfolio, Five-Year Global Portfolio, International Government Portfolio, Intermediate Government Portfolio, Selectively Hedged Global Portfolio, LTIP Portfolio, and Inflation-Protected Portfolio and any other Portfolio that becomes an investment option for the Advisor’s funds of funds in the future may make an additional dividend distribution from net investment income in October of each year. Any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Net Investment Income Distribution
Portfolio	Annually	Quarterly	Monthly
One-Year Portfolio			X
Two-Year Portfolio		X
Two-Year Government Portfolio		X
Two-Year Global Portfolio		X
Selectively Hedged Global Portfolio	X
Five-Year Global Portfolio		X

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Net Investment Income Distribution
Portfolio	Annually	Quarterly	Monthly

International Government Portfolio		X

Short-Term Government Portfolio		X
Intermediate Government Portfolio		X
Short-Term Extended Quality Portfolio			X
Intermediate-Term Extended Quality Portfolio			X
Targeted Credit Portfolio			X
Global Core Plus Fixed Income Portfolio		X
Investment Grade Portfolio		X
Diversified Fixed Income Portfolio		X
LTIP Portfolio		X
Inflation-Protected Portfolio		X
Short-Duration Real Return Portfolio	X
Global Core Plus Real Return Portfolio		X

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. This discussion of “Tax Considerations” should be read in conjunction with the remaining subsections below containing additional information. Also, unless otherwise indicated, the discussion below with respect to a Portfolio includes in the case of a Portfolio invested in an Underlying Fund, its pro rata share of the dividends and distributions paid by such Underlying Fund.

In general, if you are a taxable investor, Portfolio distributions (other than exempt-interest dividends) are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. Because the income of each Portfolio primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by a Portfolio is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the

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Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Portfolio shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

A Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. To the extent an Underlying Fund invests in U.S. Government obligations, distributions derived from interest on these obligations and paid to its corresponding Portfolio and, in turn, to shareholders are unlikely to be exempt from state and local income tax.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign

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entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of any Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a financial intermediary should contact such intermediary with regard to purchase instructions. With respect to the Two-Year Portfolio and the Two-Year Government Portfolio, clients of LWIF should first contact LWIF at (800) 366-7266, ext. 7, to notify LWIF of the proposed investment. Shares of the Two Year-Portfolio and the Two-Year Government Portfolio that are purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions. Investors that are clients of LWIF may also be subject to investment advisory fees under their own arrangements with LWIF. The Portfolios’ Institutional Class shares generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Portfolios generally are available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, Portfolios may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

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Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio) or, with regard to purchases of the Two-Year Portfolio or the Two-Year Government Portfolio, for the account of Dimensional Investment Group Inc. Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Institutional Class shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, Institutional Class shares of the Portfolios may be purchased in exchange for securities that are eligible for acquisition by the Portfolios or otherwise represented in their portfolios as described in this Prospectus or as otherwise consistent with the Fund’s policies or procedures or in exchange for local currencies in which such securities of the Two-Year Global Portfolio, Selectively Hedged Global Portfolio, Five-Year Global Portfolio, International Government Portfolio, Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio, Targeted Credit Portfolio, Global Core Plus Fixed Income Portfolio (or its international or global Underlying Funds), Investment Grade Portfolio, Diversified Fixed Income Portfolio (or its international or global Underlying Funds), LTIP Portfolio, Short-Duration Real Return Portfolio or Global Core Plus Real Return Portfolio are denominated. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of a Portfolio with local currencies should first contact the Advisor.

The Fund will not accept securities in exchange for Institutional Class shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued (or in its corresponding Underlying Funds) and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio or Underlying Fund may not exceed 5% of the net assets of the Portfolio or Underlying Fund immediately after the transaction, however, this last limitation does not apply to the Five-Year Global Portfolio.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of Institutional Class shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

Each Portfolio’s Institutional Class shares are designed for long-term investors (except as described below) and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of a Portfolio’s Institutional Class shares can disrupt portfolio management strategies, harm performance, and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

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The Board has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Portfolios: (i) trade activity monitoring and purchase blocking procedures, and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios’ Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in a Portfolio’s Institutional Class shares, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Portfolio’s Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in a Portfolio’s Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolios (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolios’ Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

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The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in a Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

The One-Year Portfolio is managed for both long-term investors and investors who may invest in the One-Year Portfolio on a short-term basis. Dimensional and DFA Investment Dimensions Group Inc. do not apply the purchase blocking procedures and may allow more frequent purchases and sales of shares by an investor in the One-Year Portfolio than in the shares of other Portfolios, in circumstances where the investor’s trading activity is not excessive and overly disruptive to the Portfolio and portfolio management strategies, or undertaken for prohibited purposes (including market timing). In monitoring this activity, Dimensional, in its discretion, may determine that an investor’s frequent purchases and sales of shares of the One-Year Portfolio are excessive and overly disruptive, or undertaken for prohibited purposes (including market timing), and therefore, inconsistent with the interests of the Portfolio’s other shareholders. In those instances, Dimensional may refuse to process additional purchases or exchanges of shares of the One-Year Portfolio by the investor. Permitting investors to purchase shares of the One-Year Portfolio for short-term purposes may increase the costs of the Portfolio and negatively impact the performance of the Portfolio.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolios. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolios’ securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in a Portfolio’s Institutional Class shares may occur. The Portfolios do not knowingly accommodate excessive or disruptive trading activities, including market timing.

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Valuation of Shares

NET ASSET VALUE

The following discussion applies to each Portfolio, and to the extent a Portfolio operates as a Fund of Funds, it Underlying Funds. The value of each class of shares of each Portfolio will fluctuate in relation to its investment experience (or, to the extent a Portfolio operates as a Fund of Funds, its Underlying Funds). The net asset value per share of each class of a Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the respective Portfolio. Each Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

Securities of exchange-traded investment companies held by the Portfolios are valued at, as applicable: (1) the official closing price on the exchange or market where the security is principally traded; or (2) the last reported sale price prior to that day's close.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The net asset value per share of the Two-Year Global Portfolio, Selectively Hedged Global Portfolio, Five-Year Global Portfolio, International Government Portfolio, Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio, Targeted Credit Portfolio, Global Core Plus Fixed Income Portfolio, Investment Grade Portfolio, LTIP Portfolio, Short-Duration Real Return Portfolio and Global Core Plus Real Return Portfolio (and, to the extent it invests directly, the Diversified Fixed Income Portfolio) are expressed in U.S. dollars by translating the net assets of the Portfolios using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since the Portfolios own securities that are primarily traded in foreign markets which may trade on days when the Portfolios do not price their shares, the net asset value of the Portfolios may change on days when shareholders will not be able to purchase or redeem shares.

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Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not readily available as defined in Rule 2a-5, the swap agreement will be valued in good faith at fair value in accordance with procedures approved by the Board.

PUBLIC OFFERING PRICE

Provided that the transfer agent or, with respect to the Two-Year Portfolio and the Two-Year Government Portfolio, LWIF, as applicable, has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” Institutional Class shares of the Portfolio selected will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolios’ Institutional Class shares from investors. With respect to such investors, the Institutional Class shares of a Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase Institutional Class shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by a Portfolio arising out of such cancellation. The Fund reserves the right to redeem Institutional Class shares owned by any purchaser whose order is canceled to recover any resulting loss to a Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

When authorized by the Fund, certain financial institutions purchasing a Portfolio’s Institutional Class shares on behalf of customers or plan participants may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the Fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the Fund if payment is not received or delayed.

Exchange of Shares

Investors may exchange Institutional Class shares of a Portfolio for Institutional Class shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges. With respect to the Two-Year Portfolio and the Two-Year Government Portfolio, an investor that is a client of LWIF may exchange shares of a Portfolio for those of another portfolio of the Fund by first contacting LWIF and completing the documentation required by LWIF and the Advisor. Exchanges are accepted only into those portfolios of the Fund that are eligible for the exchange privilege. Investors that are clients of LWIF should contact LWIF for a list of those portfolios of the Fund that accept exchanges and the minimum amount required for exchanges into the portfolios.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the

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transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of a Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of Institutional Class shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if the Institutional Class shares of the Portfolio being acquired are registered in the investor’s state of residence.

Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem Institutional Class shares of a Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolios through a financial intermediary should contact their financial intermediary regarding redemption procedures. With respect to the Two-Year Portfolio and the Two-Year Government Portfolio, an investor that is a client of LWIF who desires to redeem shares of a Portfolio must furnish a redemption request to LWIF in the form required by LWIF. Each Portfolio will redeem Institutional Class shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem Institutional Class shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, Portfolios may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming Institutional Class shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all Institutional Class shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for Institutional Class shares are not issued.

For redemption proceeds that are paid directly to an Institutional Class shareholder by a Portfolio, each Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day

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after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to an Institutional Class shareholder, each Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. Each Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, each Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

With respect to each Portfolio, the Fund reserves the right to redeem an account if the value of the Institutional Class shares in a specific Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the Institutional Class shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for Institutional Class shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming Institutional Class shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The Two-Year Global Portfolio, Selectively Hedged Global Portfolio, Five-Year Global Portfolio, International Government Portfolio, Short-Term Extended Quality Portfolio, Intermediate-Term Extended Quality Portfolio, Targeted Credit Portfolio, Global Core Plus Fixed Income Portfolio, Investment Grade Portfolio, Diversified Fixed Income Portfolio (or its corresponding Underlying Funds), LTIP Portfolio, Short-Duration Real Return Portfolio and Global Core Plus Real Return Portfolio reserve the right to redeem their shares in the currencies in which their investments are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.

Disclosure of Portfolio Holdings

Each Portfolio and Underlying Fund generally will disclose up to its 25 largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio or Underlying Fund, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. Each Portfolio and Underlying Fund also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolios’ or Underlying Funds' policies and procedures. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios and Underlying Funds.

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Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund's Form N-CSR filed with the SEC. Further information about each Portfolio’s performance is contained in the annual report, which is available upon request.

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DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA One-Year Fixed Income Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.23	$10.20	$10.01	$10.30	$10.30
Income from Investment Operations#
Net Investment Income (Loss)	0.43	0.53	0.29	0.08	(—)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.02	0.01	0.19	(0.30)	—
Total from Investment Operations	0.45	0.54	0.48	(0.22)	—
Less Distributions:
Net Investment Income	(0.44)	(0.51)	(0.29)	(0.07)	(—)
Total Distributions	(0.44)	(0.51)	(0.29)	(0.07)	—
Net Asset Value, End of Year	$10.24	$10.23	$10.20	$10.01	$10.30
Total Return	4.49%	5.46%	4.84%	(2.10%)	0.02%
Net Assets, End of Year (thousands)	$4,247,452	$4,353,018	$4,455,995	$5,349,458	$5,858,298
Ratio of Expenses to Average Net Assets	0.12%	0.13%	0.13%	0.13%	0.17%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.12%	0.13%	0.13%	0.13%	0.17%
Ratio of Net Investment Income to Average Net Assets	4.36%	5.15%	2.89%	0.79%	—
Portfolio Turnover Rate	78%	47%	37%	67%	96%

# Computed using average shares outstanding.

141

Dimensional Investment Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Two-Year Fixed Income Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$9.66	$9.60	$9.44	$9.94	$9.96
Income from Investment Operations#
Net Investment Income (Loss)	0.41	0.48	0.31	0.11	(—)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.02	0.03	0.13	(0.53)	(0.02)
Total from Investment Operations	0.43	0.51	0.44	(0.42)	(0.02)
Less Distributions:
Net Investment Income	(0.42)	(0.45)	(0.28)	(0.08)	(—)
Total Distributions	(0.42)	(0.45)	(0.28)	(0.08)	—
Net Asset Value, End of Year	$9.67	$9.66	$9.60	$9.44	$9.94
Total Return	4.50%	5.40%	4.74%	(4.25%)	(0.18%)
Net Assets, End of Year (thousands)	$117,311	$119,535	$130,472	$129,769	$96,149
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.22%	0.22%	0.22%	0.21%	0.24%
Ratio of Net Investment Income to Average Net Assets	4.34%	4.98%	3.22%	1.17%	—
Portfolio Turnover Rate	69%	68%	53%	108%	186%

# Computed using average shares outstanding.

142

Dimensional Investment Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Two-Year Government Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$9.55	$9.53	$9.29	$9.75	$9.78
Income from Investment Operations#
Net Investment Income (Loss)	0.40	0.49	0.24	0.08	(0.01)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.01	—	0.21	(0.48)	(0.02)
Total from Investment Operations	0.41	0.49	0.45	(0.40)	(0.03)
Less Distributions:
Net Investment Income	(0.40)	(0.47)	(0.21)	(0.06)	—
Total Distributions	(0.40)	(0.47)	(0.21)	(0.06)	—
Net Asset Value, End of Year	$9.56	$9.55	$9.53	$9.29	$9.75
Total Return	4.33%	5.29%	4.92%	(4.06%)	(0.31%)
Net Assets, End of Year (thousands)	$138,148	$140,462	$145,124	$171,964	$165,276
Ratio of Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.17%	0.17%	0.17%	0.17%	0.21%
Ratio of Net Investment Income to Average Net Assets	4.21%	5.15%	2.59%	0.88%	(0.08%)
Portfolio Turnover Rate	66%	34%	75%	121%	108%

# Computed using average shares outstanding.

143

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Two-Year Global Fixed Income Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$9.87	$9.76	$9.56	$9.91	$10.00
Income from Investment Operations#
Net Investment Income (Loss)	0.40	0.46	0.24	0.08	0.01
Net Gains (Losses) on Securities (Realized and Unrealized)	0.04	0.07	0.20	(0.41)	(0.04)
Total from Investment Operations	0.44	0.53	0.44	(0.33)	(0.03)
Less Distributions:
Net Investment Income	(0.47)	(0.42)	(0.24)	(0.02)	(0.06)
Total Distributions	(0.47)	(0.42)	(0.24)	(0.02)	(0.06)
Net Asset Value, End of Year	$9.84	$9.87	$9.76	$9.56	$9.91
Total Return	4.57%	5.59%	4.61%	(3.31%)	(0.33%)
Net Assets, End of Year (thousands)	$4,574,960	$4,542,509	$4,623,499	$5,038,948	$5,693,916
Ratio of Expenses to Average Net Assets	0.16%	0.16%	0.17%	0.16%	0.17%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.16%	0.16%	0.17%	0.16%	0.17%
Ratio of Net Investment Income to Average Net Assets	4.14%	4.66%	2.45%	0.85%	0.09%
Portfolio Turnover Rate	78%	52%	31%	111%	93%

# Computed using average shares outstanding.

144

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Selectively Hedged Global Fixed Income Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$9.53	$9.31	$8.82	$9.76	$9.76
Income from Investment Operations#
Net Investment Income (Loss)	0.37	0.41	0.26	0.13	0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	0.11	0.16	0.23	(0.90)	(0.08)
Total from Investment Operations	0.48	0.57	0.49	(0.77)	—
Less Distributions:
Net Investment Income	(0.41)	(0.35)	(—)	(0.17)	(—)
Total Distributions	(0.41)	(0.35)	—	(0.17)	—
Net Asset Value, End of Year	$9.60	$9.53	$9.31	$8.82	$9.76
Total Return	5.28%	6.38%	5.60%	(8.03%)	0.03%
Net Assets, End of Year (thousands)	$1,044,689	$1,024,495	$1,005,226	$1,019,142	$1,235,970
Ratio of Expenses to Average Net Assets	0.17%	0.17%	0.16%	0.16%	0.17%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.17%	0.17%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to Average Net Assets	4.04%	4.43%	2.82%	1.42%	0.80%
Portfolio Turnover Rate	39%	53%	45%	62%	94%

# Computed using average shares outstanding.

145

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Five-Year Global Fixed Income Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.13	$10.12	$9.90	$10.78	$10.89
Income from Investment Operations#
Net Investment Income (Loss)	0.40	0.47	0.29	0.12	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	0.07	0.07	0.16	(0.88)	(0.15)
Total from Investment Operations	0.47	0.54	0.45	(0.76)	(0.11)
Less Distributions:
Net Investment Income	(0.43)	(0.53)	(0.23)	(0.12)	(—)
Total Distributions	(0.43)	(0.53)	(0.23)	(0.12)	—
Net Asset Value, End of Year	$10.17	$10.13	$10.12	$9.90	$10.78
Total Return	4.77%	5.52%	4.58%	(7.15%)	(0.98%)
Net Assets, End of Year (thousands)	$9,468,834	$9,354,197	$9,623,652	$10,460,717	$13,621,273
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.22%	0.23%	0.26%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.21%	0.21%	0.22%	0.23%	0.26%
Ratio of Net Investment Income to Average Net Assets	3.99%	4.61%	2.93%	1.17%	0.39%
Portfolio Turnover Rate	44%	56%	43%	111%	126%

# Computed using average shares outstanding.

146

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA International Government Fixed Income Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$8.49	$8.08	$8.20	$10.10	$10.85
Income from Investment Operations#
Net Investment Income (Loss)	0.18	0.15	0.11	0.08	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	0.25	0.62	(0.07)	(1.79)	(0.64)
Total from Investment Operations	0.43	0.77	0.04	(1.71)	(0.57)
Less Distributions:
Net Investment Income	(0.26)	(0.36)	(0.16)	(0.09)	(0.09)
Net Realized Gains	—	—	—	(0.10)	(0.09)
Total Distributions	(0.26)	(0.36)	(0.16)	(0.19)	(0.18)
Net Asset Value, End of Year	$8.66	$8.49	$8.08	$8.20	$10.10
Total Return	5.12%	9.62%	0.45%	(17.33%)	(5.34%)
Net Assets, End of Year (thousands)	$1,005,698	$936,724	$1,045,941	$1,118,915	$1,723,236
Ratio of Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.20%	0.20%	0.20%	0.20%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.15%	1.72%	1.29%	0.83%	0.70%
Portfolio Turnover Rate	56%	44%	21%	41%	31%

# Computed using average shares outstanding.

147

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Short-Term Government Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$9.97	$9.94	$9.76	$10.43	$10.56
Income from Investment Operations#
Net Investment Income (Loss)	0.41	0.51	0.32	0.15	0.01
Net Gains (Losses) on Securities (Realized and Unrealized)	0.02	0.01	0.15	(0.69)	(0.13)
Total from Investment Operations	0.43	0.52	0.47	(0.54)	(0.12)
Less Distributions:
Net Investment Income	(0.42)	(0.49)	(0.29)	(0.13)	(0.01)
Total Distributions	(0.42)	(0.49)	(0.29)	(0.13)	(0.01)
Net Asset Value, End of Year	$9.98	$9.97	$9.94	$9.76	$10.43
Total Return	4.37%	5.31%	4.84%	(5.19%)	(1.15%)
Net Assets, End of Year (thousands)	$1,758,909	$1,673,855	$1,492,484	$1,571,784	$1,748,372
Ratio of Expenses to Average Net Assets	0.17%	0.17%	0.18%	0.18%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.17%	0.17%	0.18%	0.18%	0.20%
Ratio of Net Investment Income to Average Net Assets	4.21%	5.14%	3.24%	1.53%	0.11%
Portfolio Turnover Rate	63%	37%	74%	226%	58%

# Computed using average shares outstanding.

148

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Intermediate Government Fixed Income Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.98	$10.40	$10.68	$12.79	$13.72
Income from Investment Operations#
Net Investment Income (Loss)	0.33	0.31	0.26	0.19	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	0.31	0.56	(0.31)	(2.00)	(0.61)
Total from Investment Operations	0.64	0.87	(0.05)	(1.81)	(0.42)
Less Distributions:
Net Investment Income	(0.33)	(0.29)	(0.23)	(0.17)	(0.17)
Net Realized Gains	—	—	—	(0.13)	(0.34)
Total Distributions	(0.33)	(0.29)	(0.23)	(0.30)	(0.51)
Net Asset Value, End of Year	$11.29	$10.98	$10.40	$10.68	$12.79
Total Return	5.92%	8.43%	(0.51%)	(14.37%)	(3.20%)
Net Assets, End of Year (thousands)	$6,065,520	$6,013,765	$5,242,890	$4,787,713	$6,200,229
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.11%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.12%	0.12%	0.12%	0.11%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.04%	2.81%	2.36%	1.62%	1.44%
Portfolio Turnover Rate	13%	12%	24%	22%	25%

# Computed using average shares outstanding.

149

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Short-Term Extended Quality Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.40	$10.22	$10.06	$10.93	$10.97
Income from Investment Operations#
Net Investment Income (Loss)	0.42	0.45	0.31	0.16	0.09
Net Gains (Losses) on Securities (Realized and Unrealized)	0.11	0.18	0.25	(0.90)	(0.10)
Total from Investment Operations	0.53	0.63	0.56	(0.74)	(0.01)
Less Distributions:
Net Investment Income	(0.45)	(0.45)	(0.40)	(0.12)	(0.03)
Net Realized Gains	—	—	—	(0.01)	—
Total Distributions	(0.45)	(0.45)	(0.40)	(0.13)	(0.03)
Net Asset Value, End of Year	$10.48	$10.40	$10.22	$10.06	$10.93
Total Return	5.16%	6.25%	5.61%	(6.81%)	(0.05%)
Net Assets, End of Year (thousands)	$5,776,203	$5,695,139	$5,913,065	$6,497,061	$7,281,208
Ratio of Expenses to Average Net Assets	0.18%	0.18%	0.20%	0.20%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.18%	0.18%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to Average Net Assets	4.04%	4.36%	3.00%	1.52%	0.80%
Portfolio Turnover Rate	47%	49%	34%	74%	80%

# Computed using average shares outstanding.

150

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Intermediate-Term Extended Quality Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$9.63	$8.82	$8.81	$11.49	$11.79
Income from Investment Operations#
Net Investment Income (Loss)	0.42	0.41	0.35	0.29	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	0.27	0.79	—	(2.49)	(0.21)
Total from Investment Operations	0.69	1.20	0.35	(2.20)	0.07
Less Distributions:
Net Investment Income	(0.46)	(0.39)	(0.34)	(0.29)	(0.28)
Net Realized Gains	—	—	—	(0.19)	(0.09)
Total Distributions	(0.46)	(0.39)	(0.34)	(0.48)	(0.37)
Net Asset Value, End of Year	$9.86	$9.63	$8.82	$8.81	$11.49
Total Return	7.36%	13.73%	3.86%	(19.74%)	0.52%
Net Assets, End of Year (thousands)	$1,761,866	$1,853,936	$1,278,871	$1,290,771	$2,073,764
Ratio of Expenses to Average Net Assets	0.20%	0.20%	0.21%	0.21%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.20%	0.20%	0.21%	0.21%	0.22%
Ratio of Net Investment Income to Average Net Assets	4.42%	4.30%	3.79%	2.83%	2.44%
Portfolio Turnover Rate	35%	23%	53%	21%	43%

# Computed using average shares outstanding.

151

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Targeted Credit Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$9.53	$9.20	$8.99	$10.18	$10.18
Income from Investment Operations#
Net Investment Income (Loss)	0.33	0.31	0.24	0.16	0.14
Net Gains (Losses) on Securities (Realized and Unrealized)	0.21	0.33	0.26	(1.08)	(0.05)
Total from Investment Operations	0.54	0.64	0.50	(0.92)	0.09
Less Distributions:
Net Investment Income	(0.40)	(0.31)	(0.29)	(0.25)	(0.09)
Net Realized Gains	—	—	—	(0.02)	—
Total Distributions	(0.40)	(0.31)	(0.29)	(0.27)	(0.09)
Net Asset Value, End of Year	$9.67	$9.53	$9.20	$8.99	$10.18
Total Return	5.79%	7.03%	5.59%	(9.17%)	0.85%
Net Assets, End of Year (thousands)	$839,426	$771,482	$917,176	$866,074	$936,850
Ratio of Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.22%	0.22%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.23%	2.63%	1.63%	1.41%
Portfolio Turnover Rate	70%	21%	33%	39%	65%

# Computed using average shares outstanding.

152

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Global Core Plus Fixed Income Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$9.19	$8.59	$8.54	$10.67	$10.91
Income from Investment Operations#
Net Investment Income (Loss)	0.34	0.33	0.29	0.22	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	0.26	0.74	0.04	(2.07)	(0.22)
Total from Investment Operations	0.60	1.07	0.33	(1.85)	(0.02)
Less Distributions:
Net Investment Income	(0.40)	(0.47)	(0.28)	(0.20)	(0.19)
Net Realized Gains	—	—	—	(0.08)	(0.03)
Total Distributions	(0.40)	(0.47)	(0.28)	(0.28)	(0.22)
Net Asset Value, End of Period	$9.39	$9.19	$8.59	$8.54	$10.67
Total Return	6.65%	12.59%	3.79%	(17.71%)	(0.22%)
Net Assets, End of Period (thousands)	$2,819,255	$2,639,232	$2,593,086	$2,400,574	$3,119,475
Ratio of Expenses to Average Net Assets	0.23%	0.23%	0.24%	0.25%	0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.24%	0.24%	0.24%	0.25%	0.28%
Ratio of Net Investment Income to Average Net Assets	3.64%	3.65%	3.28%	2.28%	1.87%
Portfolio Turnover Rate	44%	33%	33%	45%	17%

# Computed using average shares outstanding.

153

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Investment Grade Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$10.06	$9.44	$9.47	$11.60	$11.96
Income from Investment Operations#
Net Investment Income (Loss)	0.39	0.38	0.32	0.25	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	0.23	0.60	(0.08)	(2.04)	(0.36)
Total from Investment Operations	0.62	0.98	0.24	(1.79)	(0.12)
Less Distributions:
Net Investment Income	(0.37)	(0.36)	(0.27)	(0.24)	(0.24)
Net Realized Gains	—	—	—	(0.10)	(—)
Total Distributions	(0.37)	(0.36)	(0.27)	(0.34)	(0.24)
Net Asset Value, End of Period	$10.31	$10.06	$9.44	$9.47	$11.60
Total Return	6.34%	10.47%	2.43%	(15.69%)	(1.01%)
Net Assets, End of Period (thousands)	$12,453,593	$11,882,621	$10,165,939	$9,997,470	$13,622,911
Ratio of Expenses to Average Net Assets	0.19%	0.19%	0.20%	0.21%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.19%	0.19%	0.20%	0.21%	0.22%
Ratio of Net Investment Income to Average Net Assets	3.89%	3.81%	3.23%	2.38%	2.02%
Portfolio Turnover Rate	25%	28%	24%	25%	17%

# Computed using average shares outstanding.

154

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Diversified Fixed Income Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$9.23	$8.92	$8.98	$10.13	$10.36
Income from Investment Operations#
Net Investment Income (Loss)	0.36	0.33	0.25	0.21	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	0.18	0.30	(0.07)	(1.07)	(0.22)
Total from Investment Operations	0.54	0.63	0.18	(0.86)	(0.05)
Less Distributions:
Net Investment Income	(0.35)	(0.32)	(0.24)	(0.21)	(0.17)
Net Realized Gains	—	—	—	(0.08)	(0.01)
Total Distributions	(0.35)	(0.32)	(0.24)	(0.29)	(0.18)
Net Asset Value, End of Year	$9.42	$9.23	$8.92	$8.98	$10.13
Total Return	6.02%	7.17%	1.97%	(8.63%)	(0.54%)
Net Assets, End of Year (thousands)	$1,692,816	$1,716,948	$1,680,574	$1,931,543	$2,361,921
Ratio of Expenses to Average Net Assets ‡^	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) ‡^	0.25%	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	3.88%	3.55%	2.77%	2.17%	1.63%
Portfolio Turnover Rate	31%	19%	17%	43%	2%
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.11%	0.11%	0.11%	0.10%	0.11%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

155

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA LTIP Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$5.87	$5.35	$6.56	$11.94	$12.16
Income from Investment Operations#
Net Investment Income (Loss)	0.34	0.29	0.39	0.83	0.56
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.46)	0.55	(1.29)	(5.17)	0.39
Total from Investment Operations	(0.12)	0.84	(0.90)	(4.34)	0.95
Less Distributions:
Net Investment Income	(0.31)	(0.32)	(0.31)	(0.77)	(0.52)
Net Realized Gains	—	—	—	(0.27)	(0.65)
Total Distributions	(0.31)	(0.32)	(0.31)	(1.04)	(1.17)
Net Asset Value, End of Year	$5.44	$5.87	$5.35	$6.56	$11.94
Total Return	(1.93%)	15.68%	(14.47%)	(38.26%)	8.30%
Net Assets, End of Year (thousands)	$412,981	$368,209	$304,486	$296,218	$387,222
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.12%	0.12%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	6.31%	4.94%	5.92%	8.72%	4.86%
Portfolio Turnover Rate	15%	10%	27%	60%	39%

# Computed using average shares outstanding.

156

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Inflation-Protected Securities Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.95	$10.39	$10.80	$13.32	$13.05
Income from Investment Operations#
Net Investment Income (Loss)	0.38	0.32	0.43	0.94	0.61
Net Gains (Losses) on Securities (Realized and Unrealized)	0.29	0.59	(0.48)	(2.50)	0.27
Total from Investment Operations	0.67	0.91	(0.05)	(1.56)	0.88
Less Distributions:
Net Investment Income	(0.34)	(0.35)	(0.36)	(0.95)	(0.57)
Net Realized Gains	—	—	—	(0.01)	(0.04)
Total Distributions	(0.34)	(0.35)	(0.36)	(0.96)	(0.61)
Net Asset Value, End of Year	$11.28	$10.95	$10.39	$10.80	$13.32
Total Return	6.22%	8.81%	(0.54%)	(12.04%)	6.91%
Net Assets, End of Year (thousands)	$5,159,771	$5,057,293	$5,098,223	$5,892,432	$7,223,739
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	3.51%	2.92%	3.91%	7.59%	4.58%
Portfolio Turnover Rate	16%	7%	9%	13%	1%

# Computed using average shares outstanding.

157

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Short-Duration Real Return Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$10.81	$10.51	$10.14	$10.58	$10.05
Income from Investment Operations#
Net Investment Income (Loss)	0.43	0.46	0.32	0.17	0.12
Net Gains (Losses) on Securities (Realized and Unrealized)	0.16	0.22	0.22	(0.51)	0.49
Total from Investment Operations	0.59	0.68	0.54	(0.34)	0.61
Less Distributions:
Net Investment Income	(0.43)	(0.38)	(0.17)	(0.10)	(0.08)
Total Distributions	(0.43)	(0.38)	(0.17)	(0.10)	(0.08)
Net Asset Value, End of Period	$10.97	$10.81	$10.51	$10.14	$10.58
Total Return	5.69%	6.63%	5.38%	(3.21%)	6.13%
Net Assets, End of Period (thousands)	$2,093,353	$1,940,586	$1,978,527	$2,171,424	$1,797,965
Ratio of Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.22%	0.22%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	4.08%	4.41%	3.07%	1.67%	1.17%
Portfolio Turnover Rate	36%	43%	42%	56%	72%

# Computed using average shares outstanding.

158

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Global Core Plus Real Return Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Period Apr 26, 2021** to Oct 31, 2021

Net Asset Value, Beginning of Period	$9.57	$8.97	$8.94	$10.44	$10.00
Income from Investment Operations#
Net Investment Income (Loss)	0.32	0.31	0.27	0.19	0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	0.38	0.75	0.01	(1.55)	0.40
Total from Investment Operations	0.70	1.06	0.28	(1.36)	0.48
Less Distributions:
Net Investment Income	(0.38)	(0.46)	(0.25)	(0.13)	(0.04)
Net Realized Gains	—	—	—	(0.01)	—
Total Distributions	(0.38)	(0.46)	(0.25)	(0.14)	(0.04)
Net Asset Value, End of Period	$9.89	$9.57	$8.97	$8.94	$10.44
Total Return	7.40%	11.99%	3.14%	(13.16%)	4.78%†
Net Assets, End of Period (thousands)	$287,239	$265,238	$241,596	$283,912	$282,809
Ratio of Expenses to Average Net Assets	0.29%	0.29%	0.28%	0.29%	0.30%*@
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.30%	0.29%	0.30%	0.35%	0.38%*@
Ratio of Net Investment Income to Average Net Assets	3.37%	3.26%	2.91%	1.90%	1.34%*@
Portfolio Turnover Rate	59%	34%	37%	80%	27%†

# Computed using average shares outstanding.

** Commencement of operations.

† Non-annualized.

* Annualized.

@ Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

159

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Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’ SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc. (all other Portfolios)—Registration No. 811-3258

Dimensional Investment Group Inc. (DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio)—Registration No. 811-6067

Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-002A

Prospectus
February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA Municipal Real Return Portfolio (DMREX)

DFA California Municipal Real Return Portfolio (DCARX)

DFA Municipal Bond Portfolio (DFMPX)

DFA Short-Term Municipal Bond Portfolio (DFSMX)

DFA Intermediate-Term Municipal Bond Portfolio (DFTIX)

DFA Selective State Municipal Bond Portfolio (DSSMX)

DFA Short-Term Selective State Municipal Bond Portfolio (DFABX)

DFA California Short-Term Municipal Bond Portfolio (DFCMX)

DFA California Intermediate-Term Municipal Bond Portfolio (DCIBX)

DFA MN Municipal Bond Portfolio (DMNBX)

DFA NY Municipal Bond Portfolio (DNYMX)

DFA Oregon Municipal Bond Portfolio (DOGMX)

This Prospectus describes the Institutional Class shares of each Portfolio which:
Are for long-term investors.
Are generally only available to institutional investors and clients of registered investment advisors.
Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

DFA Municipal Real Return Portfolio

Investment Objective

The investment objective of the DFA Municipal Real Return Portfolio (the “Municipal Real Return Portfolio” or the “Portfolio”) is to seek inflation protection and to provide current income from municipal securities.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.24%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 132% of the average value of its investment portfolio.

Principal Investment Strategies

The Municipal Real Return Portfolio seeks its investment objective by investing primarily in a universe of investment grade municipal securities, including inflation-protected municipal securities, and in derivative instruments to provide inflation protection. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. The interest on the municipal securities purchased by the Portfolio, in the opinion of bond counsel for the issuers and under current tax law, is exempt from federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from

1

state or local taxes). As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Under normal circumstances, the Municipal Real Return Portfolio will maintain a weighted average duration of no greater than five years. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above duration restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

At least 75% of the assets of the Municipal Real Return Portfolio will be invested in municipal securities that, at the time of purchase, are rated in the top three credit-rating categories (e.g., Aaa, Aa and A for Moody’s Ratings (“Moody’s”) or AAA, AA and A for S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by Dimensional Fund Advisors LP (the “Advisor”) to be of comparable quality). No more than 25% of the Portfolio’s assets will be invested in municipal securities that, at the time of purchase, are rated in the lowest quarter of the investment grade spectrum (e.g., rated Baa1 to Baa3 (by Moody’s) or BBB+ to BBB- (by S&P or Fitch), or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by the Advisor to be of comparable quality). The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The Municipal Real Return Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The Municipal Real Return Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis, and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps and interest rate swaps, to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds.

The Municipal Real Return Portfolio may enter into swaps, such as inflation swaps, to seek inflation protection. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Although the Municipal Real Return Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

2

Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

3

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline. Additionally, if a fund's use of derivative instruments for hedging and non-hedging purposes cause the fund to invest less than 50% of its assets in municipal securities in any quarter, which a fund does not anticipate, the fund may fail to qualify to pay exempt-interest dividends to its shareholders, resulting in the distributions by the fund becoming taxable to shareholders as ordinary income.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

High Portfolio Turnover Risk: When high portfolio turnover (more than 100%) is caused by the sale of a fund’s portfolio securities and the reinvestment by the fund in other portfolio securities, such high portfolio turnover may

4

result in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs. Additionally, the sale of a fund’s portfolio securities may result in the distribution of higher capital gains as compared to a fund with less active trading policies. Alternatively, for fixed income funds, a higher portfolio turnover may be in part the result of bonds being held to their maturity, which may have a minimal impact on transaction costs and taxes.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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DFA Municipal Real Return Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
5.26% 2020, Q2	-5.41% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Municipal Real Return Portfolio
Return Before Taxes	3.12%	2.79%	2.75%
Return After Taxes on Distributions	2.91%	2.69%	2.70%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.99%	2.57%	2.51%
S&P Intermediate Term National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	4.65%	1.22%	2.25%
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	0.84%	2.28%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2014).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2014).

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA California Municipal Real Return Portfolio

Investment Objective

The investment objective of the DFA California Municipal Real Return Portfolio (the “California Municipal Real Return Portfolio” or the “Portfolio”) is to seek to provide inflation protection and earn current income that is expected to be exempt from federal personal income taxes and California state personal income taxes.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.25%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 137% of the average value of its investment portfolio.

Principal Investment Strategies

The California Municipal Real Return Portfolio seeks to achieve its investment objective by investing primarily in a universe of municipal securities, including inflation-protected municipal securities, issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities, and in derivative instruments to provide inflation protection. The Portfolio may also invest a portion of its assets in municipal securities issued by U.S. territories that are exempt from state taxation under federal law. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities). The interest on the municipal securities purchased by the Portfolio, in the opinion of bond counsel for the issuers and under current tax law, is exempt from

8

federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes) and California state personal income tax. As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax and California state personal income tax. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Under normal circumstances, the California Municipal Real Return Portfolio will maintain a weighted average duration of no greater than five years. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above duration restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The California Municipal Real Return Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The California Municipal Real Return Portfolio intends to maintain a dollar-weighted average credit quality equal to or better than the lower of: (i) a credit quality rating of AA by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aa2 by Moody’s Ratings (“Moody’s”) or (ii) the credit quality of general obligation bonds issued by the State of California. For purposes of the above policy on dollar-weighted average credit quality, unrated securities may be included if such securities have been determined by the Dimensional Fund Advisors LP (the “Advisor”) to be of comparable quality.

The California Municipal Real Return Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps and interest rate swaps, to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds.

The California Municipal Real Return Portfolio may enter into swaps, such as inflation swaps, to seek inflation protection. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Although the California Municipal Real Return Portfolio attempts to invest all of its assets in tax-exempt securities (federal and State of California), it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

The California Municipal Real Return Portfolio is primarily designed for investment by California taxpayers.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

9

Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s). Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price the Portfolio desires.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Some issuers may not guarantee to pay at maturity at least the original face value of any inflation-protected securities. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

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Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

State-Specific Risk: A fund that focuses its investments primarily in California municipal securities will be highly sensitive to events affecting the fiscal stability of the State of California and its agencies, municipalities, authorities and other instrumentalities that issue securities. Having a significant percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater credit risk exposure to a smaller number of issuers due to economic, regulatory or political problems in California. These issues may include economic or political policy changes, tax base erosion, unfunded pension and healthcare liabilities, state constitutional limits on tax increases, natural disasters or environmental issues (including drought and wildfires), budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. Also, to the extent that a fund makes significant investments in securities issued to finance projects in a particular segment of the California municipal securities market such focused investment may cause the value of the fund’s shares to change more than the value of shares of funds that invest more broadly. These risks are disclosed in more detail in the Portfolio’s Statement of Additional Information.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as

11

difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

High Portfolio Turnover Risk: When high portfolio turnover (more than 100%) is caused by the sale of a fund’s portfolio securities and the reinvestment by the fund in other portfolio securities, such high portfolio turnover may result in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs. Additionally, the sale of a fund’s portfolio securities may result in the distribution of higher capital gains as compared to a fund with less active trading policies. Alternatively, for fixed income funds, a higher portfolio turnover may be in part the result of bonds being held to their maturity, which may have a minimal impact on transaction costs and taxes.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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DFA California Municipal Real Return Portfolio Institutional Class Shares —Total Returns

January 2018-December 2025

Highest Quarter	Lowest Quarter
4.74% 2020, Q2	-5.97% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
DFA California Municipal Real Return Portfolio
Return Before Taxes	3.11%	2.78%	2.52%	[1]
Return After Taxes on Distributions	2.89%	2.68%	2.46%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	3.10%	2.55%	2.31%	[1]
S&P Intermediate Term California AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	4.59%	1.09%	2.09%	[1]
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	0.84%	2.19%	[1]

1.	Since inception November 1, 2017.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

13

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax and state income taxes for individual residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

14

DFA Municipal Bond Portfolio

Investment Objective

The investment objective of the DFA Municipal Bond Portfolio (the “Municipal Bond Portfolio” or the “Portfolio”) is to seek to provide current income that is exempt from federal personal income tax.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.16%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.21%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 76% of the average value of its investment portfolio.

Principal Investment Strategies

The Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of investment grade municipal securities, the interest on which is exempt from regular federal income tax. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. The interest on the municipal securities purchased by the Portfolio, in the opinion of bond counsel for the issuers and under current tax law, is exempt from federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes). As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities

15

that pay interest exempt from federal income tax. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Generally, the Municipal Bond Portfolio will acquire obligations that mature within fifteen years from the date of settlement, and in variable rate demand obligations with longer maturities. Under normal circumstances, the Portfolio will maintain a weighted average duration of more than three years but less than five years. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, Dimensional Fund Advisors LP (the “Advisor”) will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above duration restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

At least 75% of the assets of the Municipal Bond Portfolio will be invested in municipal securities that, at the time of purchase, are rated in the top three credit-rating categories (e.g., Aaa, Aa and A for Moody’s Ratings (“Moody’s”) or AAA, AA and A for S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by the Advisor to be of comparable quality). No more than 25% of the Portfolio’s assets will be invested in municipal securities that, at the time of purchase, are rated in the lowest quarter of the investment grade spectrum (e.g., rated Baa1 to Baa3 (by Moody’s) or BBB+ to BBB- (by S&P or Fitch), or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by the Advisor to be of comparable quality). The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The Municipal Bond Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The Municipal Bond Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis, and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps and interest rate swaps, to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows or outflows from the Portfolio.

Although the Municipal Bond Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

16

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by

17

offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

18

DFA Municipal Bond Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
4.32% 2023, Q4	-4.12% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Municipal Bond Portfolio
Return Before Taxes	3.91%	0.62%	1.37%
Return After Taxes on Distributions	3.91%	0.62%	1.37%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.17%	0.77%	1.36%
S&P Intermediate Term National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	4.65%	1.22%	2.25%
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	0.84%	2.28%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

19

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

20

DFA Short-Term Municipal Bond Portfolio

Investment Objective

The investment objective of the DFA Short-Term Municipal Bond Portfolio (the “Short-Term Municipal Bond Portfolio” or the “Portfolio”) is to provide current income that is exempt from federal personal income taxes and to preserve investors’ principal.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.15%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.18%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 198% of the average value of its investment portfolio.

Principal Investment Strategies

The Short-Term Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of investment grade municipal securities, the interest on which is exempt from regular federal income tax. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. The interest on the municipal securities purchased by the Portfolio, in the opinion of bond counsel for the issuers and under current tax law, is exempt from federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes). As a

21

fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Generally, the Short-Term Municipal Bond Portfolio will acquire obligations that mature within three years from the date of settlement, but substantial investments may be made in obligations maturing up to ten years from the date of settlement when greater expected returns are available, and in variable rate demand obligations with longer maturities. Under normal circumstances, the Portfolio will maintain a weighted average effective maturity of three years or less. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, Dimensional Fund Advisors LP (the “Advisor”) will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above maturity restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction.

At least 75% of the assets of the Short-Term Municipal Bond Portfolio will be invested in municipal securities that, at the time of purchase, are rated in the top three credit-rating categories (e.g., Aaa, Aa and A for Moody’s Ratings (“Moody’s”) or AAA, AA and A for S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by the Advisor to be of comparable quality). No more than 25% of the Portfolio’s assets will be invested in municipal securities that, at the time of purchase, are rated in the lowest quarter of the investment grade spectrum (e.g., rated Baa1 to Baa3 (by Moody’s) or BBB+ to BBB- (by S&P or Fitch), or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by the Advisor to be of comparable quality). The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The Short-Term Municipal Bond Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The Short-Term Municipal Bond Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis, and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps, and interest rate swaps, to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Although the Short-Term Municipal Bond Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

22

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by

23

offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

High Portfolio Turnover Risk: When high portfolio turnover (more than 100%) is caused by the sale of a fund’s portfolio securities and the reinvestment by the fund in other portfolio securities, such high portfolio turnover may result in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs. Additionally, the sale of a fund’s portfolio securities may result in the distribution of higher capital gains as compared to a fund with less active trading policies. Alternatively, for fixed income funds, a higher portfolio turnover may be in part the result of bonds being held to their maturity, which may have a minimal impact on transaction costs and taxes.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and

24

after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Short-Term Municipal Bond Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
1.36% 2023, Q4	-0.96% 2022, Q3

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Short-Term Municipal Bond Portfolio
Return Before Taxes	2.93%	1.65%	1.31%
Return After Taxes on Distributions	2.93%	1.65%	1.31%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.85%	1.65%	1.31%
ICE BofA 1-3 Years US Municipal Securities Index[1]
(reflects no deduction for fees, expenses or taxes)	3.72%	1.56%	1.59%
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	0.84%	2.28%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

25

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2002).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

26

DFA Intermediate-Term Municipal Bond Portfolio

Investment Objective

The investment objective of the DFA Intermediate-Term Municipal Bond Portfolio (the “Intermediate-Term Municipal Bond Portfolio” or the “Portfolio”) is to seek to provide current income that is exempt from federal personal income tax.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.16%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.20%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.19%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$19	$63	$112	$254

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 56% of the average value of its investment portfolio.

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Principal Investment Strategies

The Intermediate-Term Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of investment grade municipal securities, the interest on which is exempt from regular federal income tax. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. The interest on the municipal securities purchased by the Portfolio, in the opinion of bond counsel for the issuers and under current tax law, is exempt from federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes). As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Generally, the Intermediate-Term Municipal Bond Portfolio will acquire obligations that mature more than three years from the date of settlement. Under normal circumstances, the Portfolio will generally maintain a weighted average duration of no more than one half year greater than, and no less than one year below, the weighted average duration of the S&P Intermediate Term National AMT-Free Municipal Bond Index, which was approximately 5.36 years as of December 31, 2025. From time to time, the Portfolio may deviate from this duration range when Dimensional Fund Advisors LP (the “Advisor”) determines it to be appropriate under the circumstances. In any event, the Portfolio will maintain a weighted average effective maturity of more than three years but less than ten years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above duration and maturity restrictions, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

At least 75% of the assets of the Intermediate-Term Municipal Bond Portfolio will be invested in municipal securities that, at the time of purchase, are rated in the top three credit-rating categories (e.g., Aaa, Aa and A for Moody’s Ratings (“Moody’s”) or AAA, AA and A for S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by the Advisor to be of comparable quality). No more than 25% of the Portfolio’s assets will be invested in municipal securities that, at the time of purchase, are rated in the lowest quarter of the investment grade spectrum (e.g, rated Baa1 to Baa3 (by Moody’s) or BBB+ to BBB- (by S&P or Fitch), or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by the Advisor to be of comparable quality). The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The Intermediate-Term Municipal Bond Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The Intermediate-Term Municipal Bond Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis, and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps, and interest rate swaps, to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to

28

hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Although the Intermediate-Term Municipal Bond Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon

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the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Intermediate-Term Municipal Bond Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
5.24% 2023, Q4	-3.70% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Intermediate-Term Municipal Bond Portfolio
Return Before Taxes	4.07%	1.01%	1.66%
Return After Taxes on Distributions	4.07%	1.01%	1.66%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.53%	1.21%	1.66%
S&P Intermediate Term National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	4.65%	1.22%	2.25%
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	0.84%	2.28%

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Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Selective State Municipal Bond Portfolio

Investment Objective

The investment objective of the DFA Selective State Municipal Bond Portfolio (the “Selective State Municipal Bond Portfolio” or the “Portfolio”) is to seek to provide current income that is expected to be exempt from federal personal income taxes.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.25%
Fee Waiver and/or Expense Reimbursement[1]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.23%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$24	$78	$139	$316

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 114% of the average value of its investment portfolio.

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Principal Investment Strategies

The Selective State Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of investment grade municipal securities, the interest on which is exempt from regular federal income tax. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities (“state issuers”). As of the date of this prospectus, Dimensional Fund Advisors LP (the “Advisor”) expects to emphasize investments in obligations issued by or on behalf of: (i) state issuers with no personal income tax (e.g., Wyoming, Washington, Tennessee, Texas, South Dakota, Nevada, New Hampshire, Florida, and Alaska); (ii) state issuers that generally tax income earned from both in-state and out-of-state municipal securities (e.g., Iowa, Illinois, and Wisconsin); (iii) state issuers that do not tax income earned from in-state municipal securities and certain out-of-state municipal securities (e.g., Utah) and (iv) state issuers that do not tax income earned from in-state or any out-of-state municipal securities. From time to time, the Advisor may emphasize investments in additional state issuers or reduce the Portfolio’s emphasis on certain state issuers without notice to shareholders. The interest on the municipal securities purchased by the Portfolio, in the opinion of bond counsel for the issuers and under current tax law, is exempt from federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes). As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Generally, the Selective State Municipal Bond Portfolio will acquire obligations that mature within twenty years from the date of settlement, and in variable rate demand obligations with longer maturities. Under normal circumstances, the Portfolio will maintain a weighted average duration of more than three years but less than five years. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above duration restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

At least 75% of the assets of the Selective State Municipal Bond Portfolio will be invested in municipal securities that, at the time of purchase, are rated in the top three credit-rating categories (e.g., Aaa, Aa and A for Moody’s Ratings (“Moody’s”) or AAA, AA and A for S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by the Advisor to be of comparable quality). No more than 25% of the Portfolio’s assets will be invested in municipal securities that, at the time of purchase, are rated in the lowest quarter of the investment grade spectrum (e.g., rated Baa1 to Baa3 (by Moody’s) or BBB+ to BBB- (by S&P or Fitch), or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by the Advisor to be of comparable quality). The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The Selective State Municipal Bond Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The Selective State Municipal Bond Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis, and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps and interest rate swaps,

34

to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Although the Selective State Municipal Bond Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition,

35

there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

High Portfolio Turnover Risk: When high portfolio turnover (more than 100%) is caused by the sale of a fund’s portfolio securities and the reinvestment by the fund in other portfolio securities, such high portfolio turnover may result in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs. Additionally, the sale of a fund’s portfolio securities may result in the distribution of higher capital gains as compared to a fund with less active trading policies. Alternatively, for fixed income funds, a higher portfolio turnover may be in part the result of bonds being held to their maturity, which may have a minimal impact on transaction costs and taxes.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine

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learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Selective State Municipal Bond Portfolio Institutional Class Shares —Total Returns

January 2021-December 2025

Highest Quarter	Lowest Quarter
4.28% 2023, Q4	-5.29% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
DFA Selective State Municipal Bond Portfolio
Return Before Taxes	3.77%	0.55%	0.71%	[1]
Return After Taxes on Distributions	3.77%	0.55%	0.71%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	3.37%	0.80%	0.91%	[1]
S&P Intermediate Term National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	4.65%	1.22%	1.45%	[1]
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	0.84%	1.16%	[1]

1.	Since inception September 30, 2020.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Short-Term Selective State Municipal Bond Portfolio

Investment Objective

The investment objective of the DFA Short-Term Selective State Municipal Bond Portfolio (the “Short-Term Selective State Municipal Bond Portfolio” or “Portfolio”) is to seek to provide current income that is expected to be exempt from federal personal income taxes.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.18%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.25%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 227% of the average value of its investment portfolio.

Principal Investment Strategies

The Short-Term Selective State Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of investment grade municipal securities, the interest on which is exempt from regular federal income tax. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities (“state issuers”). As of the date of this prospectus, Dimensional Fund

39

Advisors LP (the “Advisor”) expects to emphasize investments in obligations issued by or on behalf of: (i) state issuers with no personal income tax (e.g., Wyoming, Washington, Tennessee, Texas, South Dakota, Nevada, New Hampshire, Florida, and Alaska); (ii) state issuers that generally tax income earned from both in state and out-of-state municipal securities (e.g., Iowa, Illinois, and Wisconsin); (iii) state issuers that do not tax income earned from in-state municipal securities and certain out-of-state municipal securities (e.g., Utah) and (iv) state issuers that do not tax income earned from in-state or any out-of-state municipal securities. From time to time, the Advisor may emphasize investments in additional state issuers or reduce the Portfolio’s emphasis on certain state issuers without notice to shareholders. The interest on the municipal securities purchased by the Portfolio, in the opinion of bond counsel for the issuers and under current tax law, is exempt from federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes). As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Generally, the Portfolio will acquire obligations that mature within three years from the date of settlement, but substantial investments may be made in obligations maturing up to ten years from the date of settlement when greater expected returns are available, and in variable rate demand obligations with longer maturities. Under normal circumstances, the Portfolio will maintain a weighted average effective maturity of three years or less. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above maturity restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction.

At least 75% of the assets of the Portfolio will be invested in municipal securities that, at the time of purchase, are rated in the top three credit-rating categories (e.g., Aaa, Aa and A for Moody’s Ratings (“Moody’s”), AAA, AA and A for S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by the Advisor to be of comparable quality). No more than 25% of the Portfolio’s assets will be invested in municipal securities that, at the time of purchase, are rated in the lowest quarter of the investment grade spectrum (e.g., rated Baa1 to Baa3 (by Moody’s) or BBB+ to BBB- (by S&P or Fitch), or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by the Advisor to be of comparable quality). The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis, and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps, and interest rate swaps, to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

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Although the Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

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Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

High Portfolio Turnover Risk: When high portfolio turnover (more than 100%) is caused by the sale of a fund’s portfolio securities and the reinvestment by the fund in other portfolio securities, such high portfolio turnover may result in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs. Additionally, the sale of a fund’s portfolio securities may result in the distribution of higher capital gains as compared to a fund with less active trading policies. Alternatively, for fixed income funds, a higher portfolio turnover may be in part the result of bonds being held to their maturity, which may have a minimal impact on transaction costs and taxes.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

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Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Short-Term Selective State Municipal Bond Portfolio Institutional Class Shares —Total Returns

January 2023-December 2025

Highest Quarter	Lowest Quarter
1.59% 2023, Q4	0.06% 2023, Q2

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Annualized Returns (%) Periods ended December 31, 2025
		Since
	1 Year	Inception
DFA Short-Term Selective State Municipal Bond Portfolio
Return Before Taxes	2.87%	2.47%	[1]
Return After Taxes on Distributions	2.87%	2.47%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	2.83%	2.48%	[1]
ICE BofA 1-3 Year US Municipal Securities Index[2]
(reflects no deduction for fees, expenses or taxes)	3.72%	2.77%	[1]
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	2.71%	[1]

1.	Since inception April 12, 2022.
2.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

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Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA California Short-Term Municipal Bond Portfolio

Investment Objective

The investment objective of the DFA California Short-Term Municipal Bond Portfolio (the “California Short-Term Municipal Bond Portfolio” or the “Portfolio”) is to seek to provide current income that is expected to be exempt from federal personal income taxes and California state personal income taxes.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.16%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.20%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.19%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$19	$63	$112	$254

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 153% of the average value of its investment portfolio.

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Principal Investment Strategies

The California Short-Term Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities and regional governmental authorities, the interest on which is exempt from regular federal income tax and the state personal income tax of California. The Portfolio may also invest a portion of its assets in municipal securities issued by U.S. territories that are exempt from state taxation under federal law. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities). The Portfolio intends to invest in municipal securities that in the opinion of bond counsel for the issuers and under current tax law provide interest that is exempt from California and federal personal income taxes. As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal personal income tax and the California state personal income taxes. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Generally, the California Short-Term Municipal Bond Portfolio will acquire obligations that mature within three years from the date of settlement, but substantial investments may be made in obligations maturing up to ten years from the date of settlement when greater expected returns are available, and in variable rate demand obligations with longer maturities. Under normal circumstances, the Portfolio will maintain a weighted average effective maturity of three years or less. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, Dimensional Fund Advisors LP (the “Advisor”) will focus investment in that longer-term area, otherwise, the portfolio will focus investment in the shorter-term area of the eligible maturity range. The Portfolio intends to maintain a dollar-weighted average credit quality equal to or better than the lower of: (i) a credit quality rating of AA by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aa2 by Moody’s Ratings (“Moody’s”) or (ii) the credit quality of general obligation bonds issued by the state of California. For purposes of the above policy on dollar-weighted average credit quality, unrated securities may be included if such securities have been determined by the Advisor to be of comparable quality. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above maturity restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The California Short-Term Municipal Bond Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The California Short-Term Municipal Bond Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps, and interest rate swaps, to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Although the California Short-Term Municipal Bond Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

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The California Short-Term Municipal Bond Portfolio is primarily designed for investment by California taxpayers.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s). Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price the Portfolio desires.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

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Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

State-Specific Risk: A fund that focuses its investments primarily in California municipal securities will be highly sensitive to events affecting the fiscal stability of the State of California and its agencies, municipalities, authorities and other instrumentalities that issue securities. Having a significant percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater credit risk exposure to a smaller number of issuers due to economic, regulatory or political problems in California. These issues may include economic or political policy changes, tax base erosion, unfunded pension and healthcare liabilities, state constitutional limits on tax increases, natural disasters or environmental issues (including drought and wildfires), budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. Also, to the extent that a fund makes significant investments in securities issued to finance projects in a particular segment of the California municipal securities market such focused investment may cause the value of the fund’s shares to change more than the value of shares of funds that invest more broadly. These risks are disclosed in more detail in the Portfolio’s Statement of Additional Information.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

High Portfolio Turnover Risk: When high portfolio turnover (more than 100%) is caused by the sale of a fund’s portfolio securities and the reinvestment by the fund in other portfolio securities, such high portfolio turnover may result in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs. Additionally, the sale of a fund’s portfolio securities may result in the distribution of higher capital gains as compared to a fund with less active trading policies. Alternatively, for fixed income funds, a higher portfolio turnover may be in part the result of bonds being held to their maturity, which may have a minimal impact on transaction costs and taxes.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market

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developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA California Short-Term Municipal Bond Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
1.35% 2023, Q4	-1.20% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA California Short-Term Municipal Bond Portfolio
Return Before Taxes	2.96%	1.51%	1.22%
Return After Taxes on Distributions	2.96%	1.51%	1.22%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.83%	1.54%	1.24%
ICE BofA 1-3 Year California including Puerto Rico Municipal Securities Index[1]
(reflects no deduction for fees, expenses or taxes)	3.57%	1.42%	1.42%
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	0.84%	2.28%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2007).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax and state income taxes for individual residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax . The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA California Intermediate-Term Municipal Bond Portfolio

Investment Objective

The investment objective of the DFA California Intermediate-Term Municipal Bond Portfolio (the “California Intermediate-Term Municipal Bond Portfolio” or the “Portfolio”) is to seek to provide current income that is expected to be exempt from federal personal income taxes and California state personal income taxes.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.16%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.21%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 71% of the average value of its investment portfolio.

Principal Investment Strategies

The California Intermediate-Term Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities and regional governmental authorities, the interest on which is exempt from regular federal income tax and the state personal income tax of California. The Portfolio may also invest a portion of its assets in municipal securities issued by U.S. territories that are exempt from state taxation under federal law. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other

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instruments (including participation interests in such securities). The Portfolio intends to invest in municipal securities that in the opinion of bond counsel for the issuers and under current tax law provide interest that is exempt from California and federal personal income taxes. As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal personal income tax and California state personal income taxes. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Generally, the California Intermediate-Term Municipal Bond Portfolio will acquire obligations that mature more than three years from the date of settlement. Under normal circumstances, the Portfolio will generally maintain a weighted average duration of no more than one half year greater than, and no less than one year below, the weighted average duration of the S&P Intermediate Term California AMT-Free Municipal Bond Index, which was approximately 5.05 years as of December 31, 2025. From time to time, the Portfolio may deviate from this duration range when Dimensional Fund Advisors LP (the “Advisor”) determines it to be appropriate under the circumstances. In any event, the Portfolio will maintain a weighted average effective maturity of more than three years but less than ten years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. The Portfolio intends to maintain a dollar-weighted average credit quality equal to or better than the lower of: (i) a credit quality rating of AA by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aa2 by Moody’s Ratings (“Moody’s”) or (ii) the credit quality of general obligation bonds issued by the state of California. For purposes of the above policy on dollar-weighted average credit quality, unrated securities may be included if such securities have been determined by the Advisor to be of comparable quality. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above duration and maturity restrictions, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The California Intermediate-Term Municipal Bond Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The California Intermediate-Term Municipal Bond Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps and interest rate swaps, to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Although the California Intermediate-Term Municipal Bond Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

The California Intermediate-Term Municipal Bond Portfolio is primarily designed for investment by California taxpayers.

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Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s). Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price the Portfolio desires.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of

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projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

State-Specific Risk: A fund that focuses its investments primarily in California municipal securities will be highly sensitive to events affecting the fiscal stability of the State of California and its agencies, municipalities, authorities and other instrumentalities that issue securities. Having a significant percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater credit risk exposure to a smaller number of issuers due to economic, regulatory or political problems in California. These issues may include economic or political policy changes, tax base erosion, unfunded pension and healthcare liabilities, state constitutional limits on tax increases, natural disasters or environmental issues (including drought and wildfires), budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. Also, to the extent that a fund makes significant investments in securities issued to finance projects in a particular segment of the California municipal securities market such focused investment may cause the value of the fund’s shares to change more than the value of shares of funds that invest more broadly. These risks are disclosed in more detail in the Portfolio’s Statement of Additional Information.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and

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procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA California Intermediate-Term Municipal Bond Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
4.98% 2023, Q4	-3.95% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA California Intermediate-Term Municipal Bond Portfolio
Return Before Taxes	3.70%	0.83%	1.43%
Return After Taxes on Distributions	3.70%	0.83%	1.43%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.21%	1.02%	1.45%
S&P Intermediate Term California AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	4.59%	1.09%	2.07%
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	0.84%	2.28%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2011).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax and state income taxes for individual residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA MN Municipal Bond Portfolio

Investment Objective

The investment objective of the DFA MN Municipal Bond Portfolio (the “MN Municipal Bond Portfolio” or the “Portfolio”) is to seek to provide current income that is expected to be exempt from federal personal income taxes and Minnesota state personal income taxes.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver and/or Expense Reimbursement[1]	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.30%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$31	$129	$237	$552

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 42% of the average value of its investment portfolio.

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Principal Investment Strategies

The MN Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of municipal securities issued by or on behalf of Minnesota state or local governments and their agencies, instrumentalities and regional governmental authorities, the interest on which is exempt from regular federal income tax and the state personal income tax of Minnesota. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities). The Portfolio invests in municipal and other fixed income securities that have an investment grade credit rating (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”) or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by Dimensional Fund Advisors LP (the “Advisor”) to be of comparable quality).

The MN Municipal Bond Portfolio intends to invest in municipal securities that in the opinion of bond counsel for the issuers and under current tax law provide interest that is exempt from Minnesota state and federal personal income taxes. The Portfolio is required, and intends, to derive at least 95% of its exempt-interest dividends from interest on Minnesota municipal securities in order for any of its income to be exempt from Minnesota state personal income tax. As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal personal income tax and the Minnesota state personal income tax. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Generally, the MN Municipal Bond Portfolio will acquire obligations that mature within twenty years from the date of settlement, and in variable rate demand obligations with longer maturities. Under normal circumstances, the Portfolio will maintain a weighted average duration of no greater than six years. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above duration restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction. From time to time, the Portfolio may deviate from this average duration when the Advisor determines it to be appropriate under the circumstances. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The MN Municipal Bond Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The MN Municipal Bond Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps and interest rate swaps, to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Although the MN Municipal Bond Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

The MN Municipal Bond Portfolio is primarily designed for investment by Minnesota tax payers.

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The MN Municipal Bond Portfolio is “non-diversified,” which means that the Portfolio may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Non-Diversification Risk: The risk that a fund may be more volatile than a diversified fund because a fund invests its assets in a smaller number of issuers. The gains or losses on a single security, therefore, may have a greater impact on a fund’s net asset value.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

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Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

State-Specific Risk: A fund that focuses its investments primarily in Minnesota municipal securities will be highly sensitive to events affecting the fiscal stability of the State of Minnesota and its agencies, municipalities, authorities and other instrumentalities that issue securities. Having a significant percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater credit risk exposure to a smaller number of issuers due to economic, regulatory or political problems in Minnesota. Also, to the extent that a fund makes significant investments in securities issued to finance projects in a particular segment of the Minnesota municipal securities market such focused investment may cause the value of the fund’s shares to change more than the value of shares of funds that invest more broadly. These risks are disclosed in more detail in the Portfolio’s Statement of Additional Information.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and

61

procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA MN Municipal Bond Portfolio Institutional Class Shares —Total Returns

January 2018-December 2025

Highest Quarter	Lowest Quarter
2.15% 2023, Q4	-2.21% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
DFA MN Municipal Bond Portfolio
Return Before Taxes	2.84%	1.06%	1.25%	[1]
Return After Taxes on Distributions	2.84%	1.06%	1.23%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	2.67%	1.16%	1.27%	[1]
S&P Intermediate Term National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	4.65%	1.22%	2.23%	[1]
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	0.84%	2.19%	[1]

1.	Since inception July 25, 2017.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2018.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax and state income taxes for individual residents of Minnesota. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA NY Municipal Bond Portfolio

Investment Objective

The investment objective of the DFA NY Municipal Bond Portfolio (the “NY Municipal Bond Portfolio” or the “Portfolio”) is to seek to provide current income that is expected to be exempt from federal personal income taxes and New York state personal income taxes.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.27%
Fee Waiver and/or Expense Reimbursement[1]	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.25%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$26	$85	$150	$341

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 156% of the average value of its investment portfolio.

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Principal Investment Strategies

The NY Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of municipal securities issued by or on behalf of New York state or local governments and their agencies, instrumentalities and regional governmental authorities. The Portfolio may also invest a portion of its assets in municipal securities issued by U.S. territories that are exempt from state taxation under federal law. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities). The Portfolio intends to invest in municipal securities that, in the opinion of bond counsel for the issuers and under current tax law, provide interest that is exempt from New York state and federal personal income taxes. As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from New York state and federal personal income taxes. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Generally, the NY Municipal Bond Portfolio will maintain a maximum weighted average duration of five years. The Portfolio intends to maintain a dollar-weighted average credit quality equal to or better than the lower of: (i) a credit quality rating of AA by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aa2 by Moody’s Ratings (“Moody’s”) or (ii) the credit quality of general obligation bonds issued by the state of New York. For purposes of the above policy on dollar-weighted average credit quality, unrated securities may be included if such securities have been determined by Dimensional Fund Advisors LP (the “Advisor”) to be of comparable quality. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above duration restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The NY Municipal Bond Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The NY Municipal Bond Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps and interest rate swaps, to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Although the NY Municipal Bond Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

The NY Municipal Bond Portfolio is primarily designed for investment by New York tax payers.

The NY Municipal Bond Portfolio is “non-diversified,” which means that the Portfolio may invest its assets in a smaller number of issuers than a diversified fund.

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Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Non-Diversification Risk: The risk that a fund may be more volatile than a diversified fund because a fund invests its assets in a smaller number of issuers. The gains or losses on a single security, therefore, may have a greater impact on a fund’s net asset value.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB or below by S&P or Fitch or Ba or below by Moody’s). Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the desired time and price.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon

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the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

State-Specific Risk: A fund that focuses its investments primarily in New York municipal securities will be highly sensitive to events affecting the fiscal stability of the State of New York and its agencies, municipalities, authorities and other instrumentalities that issue securities. Having a significant percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater credit risk exposure to a smaller number of issuers due to economic, regulatory or political problems in New York. Also, to the extent that a fund makes significant investments in securities issued to finance projects in a particular segment of the New York municipal securities market such focused investment may cause the value of the fund’s shares to change more than the value of shares of funds that invest more broadly. These risks are disclosed in more detail in the Portfolio’s Statement of Additional Information.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

High Portfolio Turnover Risk: When high portfolio turnover (more than 100%) is caused by the sale of a fund’s portfolio securities and the reinvestment by the fund in other portfolio securities, such high portfolio turnover may result in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs. Additionally, the sale of a fund’s portfolio securities may result in the distribution of higher capital gains as compared to a fund with less active trading policies. Alternatively, for fixed income funds, a higher portfolio turnover may be in part the result of bonds being held to their maturity, which may have a minimal impact on transaction costs and taxes.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market

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developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA NY Municipal Bond Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
1.56% 2023, Q4	-1.46% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA NY Municipal Bond Portfolio
Return Before Taxes	3.11%	1.48%	1.45%
Return After Taxes on Distributions	3.11%	1.48%	1.45%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.99%	1.54%	1.45%
S&P Intermediate Term New York AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	4.51%	1.34%	2.17%
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	0.84%	2.28%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2016.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax and state income taxes for individual residents of New York. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Oregon Municipal Bond Portfolio

Investment Objective

The investment objective of the DFA Oregon Municipal Bond Portfolio (the “Oregon Municipal Bond Portfolio” or the “Portfolio”) is to seek to provide current income that is expected to be exempt from federal personal income taxes and Oregon state personal income taxes.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.34%
Fee Waiver and/or Expense Reimbursement[1]	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.30%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$31	$105	$187	$427

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its investment portfolio.

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Principal Investment Strategies

The Oregon Municipal Bond Portfolio seeks its investment objective by investing primarily in a universe of municipal securities issued by or on behalf of Oregon state or local governments and their agencies, instrumentalities and regional governmental authorities, the interest on which is exempt from regular federal income tax and the state personal income tax of Oregon. Municipal securities in which the Portfolio may invest include, among others, revenue bonds, general obligation bonds, industrial development bonds, municipal lease obligations, commercial paper, variable rate demand obligations and other instruments (including participation interests in such securities). The Portfolio invests in municipal and other fixed income securities that have an investment grade credit rating (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”) or an equivalent rating assigned by another nationally recognized statistical rating organization, or that are unrated but have been determined by Dimensional Fund Advisors LP (the “Advisor”) to be of comparable quality).

The Oregon Municipal Bond Portfolio intends to invest in municipal securities that in the opinion of bond counsel for the issuers and under current tax law provide interest that is exempt from Oregon and federal personal income taxes. As a fundamental investment policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal personal income tax and the Oregon state personal income tax. The Portfolio does not currently intend to invest its assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Generally, the Oregon Municipal Bond Portfolio will acquire obligations that mature within twenty years from the date of settlement, and in variable rate demand obligations with longer maturities. Under normal circumstances, the Portfolio will maintain a weighted average duration of no less than three years and no greater than six years. If a security has been or is expected to be redeemed by the issuer at a date prior to the stated final maturity date for the purposes of the above duration restriction, the early redemption date shall be considered the maturity date regardless of the stated final maturity. If a security's coupon or interest rate is periodically reset, the reset date will be considered for the purposes of the above duration restriction. From time to time, the Portfolio may deviate from this duration range when the Advisor determines it to be appropriate under the circumstances. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities, such as water and sewer works. Municipal securities include municipal leases, certificates of participation, municipal obligation components and municipal custody receipts. The Oregon Municipal Bond Portfolio may invest more than 25% of its assets in municipal securities issued to finance projects in a particular segment of the bond market including, but not limited to, health care, housing, education, utilities, and transportation. The Portfolio also may invest more than 25% of its assets in industrial development bonds.

The Oregon Municipal Bond Portfolio may (1) purchase certain municipal securities that are insured, (2) invest in municipal securities secured by mortgages on single-family homes and multi-family projects, (3) invest in pre-refunded municipal securities, (4) purchase tax-exempt municipal securities on a “when-issued” basis and (5) use derivatives, such as fixed income related futures and options contracts, credit default swaps and interest rate swaps, to hedge against changes in interest rates. The Portfolio may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolio may also invest in money market funds. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Although the Oregon Municipal Bond Portfolio attempts to invest all of its assets in tax-exempt securities, it is possible, although not anticipated, that a portion of its assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. These investments could generate taxable income for shareholders.

The Oregon Municipal Bond Portfolio is primarily designed for investment by Oregon taxpayers.

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The Oregon Municipal Bond Portfolio is “non-diversified,” which means that the Portfolio may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Non-Diversification Risk: The risk that a fund may be more volatile than a diversified fund because a fund invests its assets in a smaller number of issuers. The gains or losses on a single security, therefore, may have a greater impact on a fund’s net asset value.

Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

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Municipal Project-Specific Risk: A fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

State-Specific Risk: A fund that focuses its investments primarily in Oregon municipal securities will be highly sensitive to events affecting the fiscal stability of the State of Oregon and its agencies, municipalities, authorities and other instrumentalities that issue securities. Having a significant percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater credit risk exposure to a smaller number of issuers due to economic, regulatory or political problems in Oregon. Also, to the extent that a fund makes significant investments in securities issued to finance projects in a particular segment of the Oregon municipal securities market such focused investment may cause the value of the fund’s shares to change more than the value of shares of funds that invest more broadly. These risks are disclosed in more detail in the Portfolio’s Statement of Additional Information.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value. Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and

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procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Oregon Municipal Bond Portfolio Institutional Class Shares —Total Returns

January 2020-December 2025

Highest Quarter	Lowest Quarter
4.17% 2023, Q4	-3.92% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
DFA Oregon Municipal Bond Portfolio
Return Before Taxes	3.75%	0.67%	1.07%	[1]
Return After Taxes on Distributions	3.75%	0.67%	1.07%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	3.16%	0.82%	1.10%	[1]
S&P Intermediate Term National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	4.65%	1.22%	1.74%	[1]
S&P National AMT-Free Municipal Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	3.77%	0.84%	1.50%	[1]

1.	Since inception September 10, 2019.
Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2019).

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2019).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2019).

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The distributions you receive from the Portfolio primarily are exempt from regular federal income tax and state income taxes for individual residents of Oregon. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Portfolio may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objectives and Policies

DFA Investment Dimensions Group Inc. (the “Fund”) offers a variety of investment portfolios. Each of the Fund’s portfolios has its own investment objective and policies, and is the equivalent of a separate mutual fund. Each Portfolio described in this Prospectus is designed for long-term investors.

PORTFOLIO STRATEGIES

In managing each Portfolio, the Advisor places priority on efficiently managing portfolio turnover and keeping trading costs low.

The Portfolios will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected incremental return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities. The Advisor believes that expected credit premiums for a municipal securities portfolio (excluding California or New York municipal securities portfolios) are available largely through investment in investment grade municipal securities. The Advisor believes that expected credit premiums for a California or New York municipal securities portfolio are available through investment in municipal securities that may include certain securities that are below investment grade, also known as “junk bonds.” In addition, in certain circumstances, a Portfolio may favor securities issued by states with relatively lower or no income tax, to the extent consistent with its 80% policy. The holding period for assets of the Portfolios will be chosen with a view to maximizing anticipated returns, net of trading costs. The Advisor may also consider potential realized and unrealized capital gains.

Duration, as discussed with respect to a Portfolio’s investment policy regarding duration, is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. In general, greater sensitivity to changes in interest rates typically corresponds to higher volatility and higher risk. Securities are considered investment grade if the issuer has received a rating of AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”) or an equivalent rating assigned by another NRSRO.

A Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis. When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued. It is possible that the securities will never be issued and the commitment cancelled. In addition, a Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time. A Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

The Portfolios may also invest in exchange-traded funds (ETFs) to gain exposure to the municipal bond market pending investment in municipal bonds. The Portfolios may also invest in affiliated and unaffiliated registered and unregistered money market funds. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

The Portfolios may also purchase pre-refunded municipal securities. Pre-refunded municipal securities are tax-exempt bonds that have been redeemed on a call date prior to the final maturity of principal, or “escrowed-to-maturity bonds,” that have been refunded prior to the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal securities held by a Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities). When considering the credit quality of a pre-refunded municipal security the Advisor will "look through" to the credit quality of the securities held in escrow.

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In attempting to respond to adverse market, economic, political, or other conditions, the Portfolios may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolios’ principal investment strategies. In these circumstances, the Portfolios may be unable to achieve their investment objectives. Additionally, from time to time, the Portfolios may receive a security in connection with an issuer-driven event that is inconsistent with the Portfolios' principal investment strategies. In these circumstances, the Portfolios may be unable to dispose of the security in a timely manner.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in a Portfolio will fluctuate, there is the risk that you will lose money. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolios.

	Municipal Real Return Portfolio	California Municipal Real Return Portfolio	Municipal Bond Portfolio	Short-Term Municipal Bond Portfolio
Call Risk	X	X	X	X
Credit Risk	X	X	X	X
Cyber Security Risk	X	X	X	X
Derivatives Risk	X	X	X	X

High Portfolio Turnover Risk	X	X		X

Income Risk	X	X	X	X
Inflation-Protected Securities Interest Rate Risk	X	X
Inflation-Protected Securities Tax Risk	X	X
Interest Rate Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Market Risk	X	X	X	X
Municipal Project-Specific Risk	X	X	X	X
Municipal Securities Risk	X	X	X	X
Operational Risk	X	X	X	X
Risks of Investing for Inflation Protection	X	X
State-Specific Risk		X
Tax Liability Risk	X	X	X	X
Variable Rate Demand Obligations Risk	X	X	X	X

	Intermediate-Term Municipal Bond Portfolio	Selective State Municipal Bond Portfolio	Short-Term Selective State Municipal Bond Portfolio	California Short-Term Municipal Bond Portfolio	California Intermediate-Term Municipal Bond Portfolio	MN Municipal Bond Portfolio
Call Risk	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X
Cyber Security Risk	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X

High Portfolio Turnover Risk		X	X	X

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	Intermediate-Term Municipal Bond Portfolio	Selective State Municipal Bond Portfolio	Short-Term Selective State Municipal Bond Portfolio	California Short-Term Municipal Bond Portfolio	California Intermediate-Term Municipal Bond Portfolio	MN Municipal Bond Portfolio
Income Risk	X	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X
Municipal Project-Specific Risk	X	X	X	X	X	X
Municipal Securities Risk	X	X	X	X	X	X
Non-Diversification Risk						X
Operational Risk	X	X	X	X	X	X
State-Specific Risk				X	X	X
Tax Liability Risk	X	X	X	X	X	X
Variable Rate Demand Obligations Risk	X	X	X	X	X	X

	NY Municipal Bond Portfolio	Oregon Municipal Bond Portfolio
Call Risk	X	X
Credit Risk	X	X
Cyber Security Risk	X	X
Derivatives Risk	X	X

High Portfolio Turnover Risk	X

Income Risk	X	X
Interest Rate Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
Municipal Project-Specific Risk	X	X
Municipal Securities Risk	X	X
Non-Diversification Risk	X	X
Operational Risk	X	X
State-Specific Risk	X	X
Tax Liability Risk	X	X
Variable Rate Demand Obligations Risk	X	X

Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a fund has invested in, the fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Credit Risk: Credit risk is the risk that the issuer of a security, including a governmental entity, may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact a fund’s performance. The ability of a municipal securities issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s). Fixed income securities that are below investment grade involve high credit risk and are considered speculative. Below investment grade fixed income securities may also fluctuate in value more than higher quality fixed income securities and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Additionally, payments made or received by a fund under such derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt interest dividends.

High Portfolio Turnover Risk: When high portfolio turnover (more than 100%) is caused by the sale of a fund’s portfolio securities and the reinvestment by the fund in other portfolio securities, such high portfolio turnover may result in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs. Additionally, the sale of a fund’s portfolio securities may result in the distribution of higher capital gains as compared to a fund with less active trading policies. Alternatively, for fixed income funds, a higher portfolio turnover may be in part the result of bonds being held to their maturity, which may have a minimal impact on transaction costs and taxes.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

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Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by the fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to the fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Municipal Project-Specific Risk: The risk that a fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as education, health care, housing, education, utilities or transportation) or industrial development bonds. A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal Securities Risk: The risk of a municipal security generally depends on the financial and credit status of the issuer. Municipal securities can be significantly affected by political, regulatory or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer’s insolvency. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity.

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The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal securities at attractive prices. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. In addition, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities, making the securities more difficult to value. The price a fund could receive upon the sale of a portfolio investment may differ from the fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology.

Non-Diversification Risk: The risk that a fund may be more volatile than a diversified fund because a fund invests its assets in a smaller number of issuers. The gains or losses on a single security, therefore, may have a greater impact on a fund’s net asset value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

State-Specific Risk: To the extent a fund focuses its investments primarily in municipal securities of a single state, the value of the fund’s investments will be highly sensitive to events affecting the fiscal stability of that particular state and its agencies, municipalities, authorities and other instrumentalities that issue securities. These events may include economic or political policy changes, tax base erosion, state limits on tax increases, natural disasters or environmental issues (including drought and wildfires), budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state’s municipal issuers. A negative change in any one of these or other areas could affect the ability of the state’s municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, an investment in a fund that focuses its investments primarily in municipal securities of a single state involves more risk than an investment in a fund that does not focus on municipal securities of a single state.

Tax Liability Risk: Tax liability risk is the risk that distributions by a fund become taxable to shareholders due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service or state tax authorities or other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting, shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of a fund’s shares, to decline. Additionally, if a fund’s use of derivative instruments for hedging and non-hedging purposes cause it to invest less than 50% of its assets in municipal securities in any quarter, which the fund does not anticipate, the fund may fail to qualify to pay exempt-interest dividends to its shareholders, resulting in the distributions by the fund becoming taxable to shareholders as ordinary income.

Variable Rate Demand Obligations Risk: Certain variable rate demand obligations (“VRDOs”) may not have an active secondary market. These VRDOs could be difficult to dispose of if the remarketing agent defaults on its payment obligation and/or if the fund is not entitled to exercise its demand rights, which could cause a loss with respect to such VRDOs.

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Other Information

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios.

Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios. Pursuant to an Investment Management Agreement with the Fund on behalf of each Portfolio, the Advisor is responsible for the management of each of the Portfolio’s assets. Each of the Portfolios is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the Portfolios since their inception.

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the Portfolios (excluding the DFA Short-Term Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, and DFA California Intermediate-Term Municipal Bond Portfolio) since their inception. Mr. Kolerich has been responsible for each of the DFA Short-Term Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, and DFA California Intermediate-Term Municipal Bond Portfolio since 2012.

Mr. Meldau is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Meldau holds an MBA from Wake Forest University and a BSBA from Appalachian State University. Mr. Meldau joined the Advisor in 2011, has been a portfolio manager since 2011 and has been responsible for the DFA Municipal Real Return Portfolio, DFA Municipal Bond Portfolio, DFA Short-Term Municipal Bond Portfolio, DFA Intermediate-Term Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, and DFA California Intermediate-Term Municipal Bond Portfolio since 2015, the DFA NY Municipal Bond Portfolio since 2016, the DFA MN Municipal Bond Portfolio since 2018 and each of the DFA California Municipal Real Return Portfolio, DFA Selective State Municipal Bond Portfolio, DFA Short-Term Selective State Municipal Bond Portfolio, and DFA Oregon Municipal Bond Portfolio since its inception.

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Portfolio shares.

The Advisor provides each Portfolio with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may

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pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors of the Fund (the “Board”) approving the Investment Management Agreement with respect to each Portfolio is available in the semi-annual Form N-CSR report for the Portfolios for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested trustees/directors, fees and expenses of disinterested trustees/ directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and trustees/directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreements for certain portfolios of the Fund, including the Portfolios in this Prospectus. Expenses allocable to a particular portfolio of the Fund are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are borne by each portfolio on the basis of its relative net assets.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by each Portfolio for the services provided by the Advisor for the fiscal year ended October 31, 2025. The “Management Fee” listed in the “Annual Fund Operating Expenses” table for the Portfolios provides the investment management fee that was payable by the respective Portfolio to the Advisor. The Advisor, not the Sub-Advised Portfolios (defined below), compensates the sub-advisors.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the Municipal Real Return Portfolio, California Municipal Real Return Portfolio, Municipal Bond Portfolio, Selective State Municipal Bond Portfolio, Short-Term Selective State Municipal Bond Portfolio, MN Municipal Bond Portfolio, NY Municipal Bond Portfolio or Oregon Municipal Bond Portfolio (the "MOM-Eligible Portfolios"). As described above, DFA Australia and/or DFAL, each a Dimensional Wholly-Owned Sub-advisor, currently serve as sub-advisors to each MOM-Eligible Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for a MOM-Eligible Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization

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enabling a MOM-Eligible Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to a MOM-Eligible Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to a MOM-Eligible Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set a MOM-Eligible Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of a MOM-Eligible Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with a MOM-Eligible Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a MOM-Eligible Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of each Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of each Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Municipal Real Return Portfolio, California Municipal Real Return Portfolio, Municipal Bond Portfolio, Short-Term Municipal Bond Portfolio, Intermediate-Term Municipal Bond Portfolio, Selective State Municipal Bond Portfolio, California Short-Term Municipal Bond Portfolio, Short-Term Selective State Municipal Bond Portfolio, California Intermediate-Term Municipal Bond Portfolio, MN Municipal Bond Portfolio, NY Municipal Bond Portfolio and Oregon Municipal Bond Portfolio (each, a “Fee Waiver Agreement”), the Advisor has agreed to waive certain fees and in certain instances assume certain expenses of the Portfolios, as described below. Each Fee Waiver Agreement described below will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Each Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

DFA Municipal Real Return Portfolio

DFA Municipal Bond Portfolio

DFA Intermediate-Term Municipal Bond Portfolio

DFA Selective State Municipal Bond Portfolio

DFA Short-Term Selective State Municipal Bond Portfolio

DFA California Short-Term Municipal Bond Portfolio

DFA California Intermediate-Term Municipal Bond Portfolio

DFA MN Municipal Bond Portfolio

DFA NY Municipal Bond Portfolio

DFA Oregon Municipal Bond Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the following Portfolios (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of such class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any

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fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
Municipal Real Return Portfolio	0.27%
Municipal Bond Portfolio	0.21%
Intermediate-Term Municipal Bond Portfolio	0.19%
Selective State Municipal Bond Portfolio	0.23%
Short-Term Selective State Municipal Bond Portfolio	0.25%
California Short-Term Municipal Bond Portfolio	0.19%
California Intermediate-Term Municipal Bond Portfolio	0.23%
MN Municipal Bond Portfolio	0.30%
NY Municipal Bond Portfolio	0.25%
Oregon Municipal Bond Portfolio	0.30%

DFA Short-Term Municipal Bond Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) of the Institutional Class of the Short-Term Municipal Bond Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed 0.30% of the average net assets for the Institutional Class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for the Institutional Class of the Portfolio, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.

DFA California Municipal Real Return Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of the California Municipal Real Return Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and The DFA Short Term Investment Fund, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to 0.30% of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of the Institutional Class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income are distributed monthly by each Portfolio. Any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. A Portfolio may distribute such income

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dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. This discussion of “Tax Considerations” should be read in conjunction with the remaining subsections below containing additional information.

In general, if you are a taxable investor, Portfolio distributions (other than exempt-interest dividends) are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. Because the income of each Portfolio primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by a Portfolio is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Portfolio

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shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

A Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

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Special Tax Considerations for Municipal Portfolios

Exempt-Interest Dividends. In the case of the Portfolios, most portfolio distributions will consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, the Portfolios may not be suitable investments for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, corporate income taxes, or both, and they should consult with their tax advisors about the taxability of this income before investing in any of the Portfolios. In addition, many states require that the portion of a Portfolio’s income that is exempt from taxation be specifically designated.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. In addition, the Portfolios do not currently intend to invest their assets in municipal securities whose interest is subject to the federal alternative minimum tax.

While each Portfolio endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Portfolio’s shares, to decline.

Taxable Income Dividends. Although the Portfolios attempt to invest all of their assets in tax-exempt securities, it is possible, although not anticipated, that a portion of their assets may be invested in securities that pay taxable interest. These investments could generate taxable income for shareholders. The Portfolios may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Portfolio distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

Capital Gain Distributions. The Portfolios also may realize net long-term capital gains from the sale of portfolio securities. Portfolio distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

Residents of California. Exempt-interest dividends paid by the California Short-Term Municipal Bond Portfolio, California Intermediate-Term Municipal Bond Portfolio and California Municipal Real Return Portfolio (the “California Municipal Bond Portfolios”) are excluded from California taxable income for purposes of the California personal income tax if:

• the dividends are derived from interest on obligations of the State of California and its political subdivisions or qualifying obligations of U.S. territories and possessions that are exempt from state taxation under federal law;

• the dividends paid do not exceed the amount of interest (minus certain nondeductible expenses) the Portfolio receives, during its taxable year, on obligations that, when held by an individual, pay interest exempt from taxation by California; and

• the Portfolio properly reports the dividends as California exempt-interest dividends in a written notice mailed to shareholders.

Each of the California Municipal Bond Portfolios may report dividends as exempt-interest dividends (and therefore exempt from California income tax), only if:

• it qualifies as a regulated investment company under the Code; and

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• at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of obligations the interest on which is exempt from taxation by the State of California when held by an individual.

Distributions from the California Municipal Bond Portfolios, including exempt-interest dividends, may be taxable to shareholders that are subject to the California Corporation Franchise Tax.

Residents of New York. Exempt-interest dividends paid by the Portfolio are exempt taxable income for purposes of the New York state personal income tax and the New York City personal income tax if the dividends are excluded from gross income for federal income tax purposes and if the dividends are derived from interest on:

• obligations of the State of New York or its political subdivisions;

• qualifying obligations of U.S. territories and possessions.

Shareholders that are subject to the New York State and New York City franchise taxes on business corporations and insurance companies should consult their tax advisers regarding the taxation of distributions attributable to or the value of shares of the Portfolio.

Residents of Minnesota. Exempt-interest dividends paid by the MN Municipal Bond Portfolio are exempt from taxable income for purposes of the Minnesota individual income tax provided that (i) such dividends are derived from tax-exempt interest on obligations of Minnesota and its political subdivisions, (ii) such dividends are excluded from gross income for federal income tax purposes, and (iii) the exempt-interest dividends from tax-exempt obligations of Minnesota and its political subdivisions represent 95% or more of the total exempt-interest dividends (including the portion of exempt-interest dividends exempt from state taxation under the laws of the United States) paid to shareholders by the Portfolio. If at least 95% of the total exempt-interest dividends are derived from municipal securities issued by Minnesota and its political subdivisions, only the portion of such exempt-interest dividends derived from governments outside of Minnesota is taxable for Minnesota individual income tax purposes. If less than 95% of the total exempt-interest dividends are derived from obligations of the state of Minnesota and its political subdivisions, the full amount of such exempt-interest the dividends is taxable for Minnesota individual income tax purposes. As a matter of policy, the MN Municipal Bond Portfolio will seek to earn at least 95% of its income from interest on municipal securities issued by Minnesota and its political subdivisions.

Dividends attributable to interest derived from qualifying obligations of the U.S. may be excluded from Minnesota regular taxable income to the extent such interest was included in federal taxable income (however such obligations and the dividends therefrom could affect the ability of the MN Municipal Bond Portfolio to satisfy the above-referenced 95% requirement with respect to obligations of Minnesota and its political subdivisions).

Exempt-interest dividends that are excluded from Minnesota taxable net income but that are subject to the federal alternative minimum tax, are also subject to the Minnesota alternative minimum tax on individuals, estates and trusts. Distributions from the MN Municipal Bond Portfolio, including exempt-interest dividends, may be subject to the Minnesota franchise tax imposed on corporations.

Residents of Oregon. So long as the Portfolio qualifies to be taxed as a separate “regulated investment company” under the Code, under existing Oregon law holders of the Portfolio who are individuals, estates or trusts will not be subject to Oregon personal income tax on Portfolio dividends to the extent that such dividends (i) qualify as “exempt-interest dividends” of a regulated investment company under the Code and (ii) are attributable to interest on tax-exempt obligations of the State of Oregon or its political subdivisions or authorities, or obligations of the United States, its territories and possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) or of any U.S. authority, commission or instrumentality to the extent such interest is exempt from state taxation under the laws of the United States (“Oregon tax-exempt obligations”).

To the extent that distributions of the Portfolio are attributable to certain sources other than interest on Oregon tax-exempt obligations, including all short-term and long-term capital gain and interest on tax-exempt obligations of states other than Oregon and their political subdivisions and authorities, such distributions will not be exempt from Oregon personal income tax for individuals, estates or trusts otherwise subject to Oregon personal income tax. Capital gains or losses realized from a redemption, sale or exchange of shares of the Portfolio will be taken into account for Oregon personal income tax purposes.

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No portion of distributions from the Portfolio will be exempt from the Oregon corporation excise tax, which generally applies to financial corporation’s “located within” Oregon and other business corporations “doing or authorized to do business within” Oregon. Oregon imposes a corporate income tax on corporations not subject to the Oregon corporation excise tax. Corporations subject to the Oregon corporation income tax should consult their tax advisors regarding distributions from the Oregon Fund. Shares of the Oregon Fund will not be subject to Oregon property tax.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of any Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a financial intermediary should contact such intermediary with regard to purchase instructions. The Portfolios’ Institutional Class shares generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. The Portfolios generally are available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, Portfolios may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

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Institutional Class shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, Institutional Class shares of a Portfolio may be purchased in exchange for securities that are eligible for acquisition by the Portfolio or otherwise represented in its portfolio as described in this Prospectus or as otherwise consistent with the Fund’s policies and procedures. Securities accepted by the Fund for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer.

The Fund will not accept securities in exchange for Institutional Class shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, may not exceed 5% of the net assets of the Portfolio immediately after the transaction.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of Institutional Class shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

Each Portfolio’s Institutional Class shares are designed for long-term investors (except as described below) and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of a Portfolio’s Institutional Class shares can disrupt portfolio management strategies, harm performance, and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

The Board has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Portfolios: (i) trade activity monitoring and purchase blocking procedures, and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios’ Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in a Portfolio’s Institutional Class shares, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an

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exchange transaction) in a Portfolio’s Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in a Portfolio’s Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolios (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolios’ Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the

92

books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in a Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolios. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolios’ securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in a Portfolio’s Institutional Class shares may occur. The Portfolios do not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The value of each class of shares of each Portfolio will fluctuate in relation to its investment experience. The net asset value per share of each class of a Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the respective Portfolio. Each Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

Securities of exchange-traded investment companies held by the Portfolios are valued at, as applicable: (1) the official closing price on the exchange or market where the security is principally traded; or (2) the last reported sale price prior to that day's close.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as

93

determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not readily available as defined in Rule 2a-5, the swap agreement will be valued in good faith at fair value in accordance with procedures approved by the Board.

PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” Institutional Class shares of the Portfolio selected will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolios’ Institutional Class shares from investors. With respect to such investors, the Institutional Class shares of a Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase Institutional Class shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by a Portfolio arising out of such cancellation. The Fund reserves the right to redeem Institutional Class shares owned by any purchaser whose order is canceled to recover any resulting loss to a Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

When authorized by the Fund, certain financial institutions purchasing a Portfolio’s Institutional Class shares on behalf of customers or plan participants may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the Fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the Fund if payment is not received or delayed.

Exchange of Shares

Investors may exchange Institutional Class shares of a Portfolio for Institutional Class shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges,

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and to request a copy of the prospectuses of other portfolios of the Fund that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of a Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of Institutional Class shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if the Institutional Class shares of the Portfolio being acquired are registered in the investor’s state of residence.

Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem Institutional Class shares of a Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolios through a financial intermediary should contact their financial intermediary regarding redemption procedures. Each Portfolio will redeem Institutional Class shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem Institutional Class shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, Portfolios may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming Institutional Class shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all Institutional Class shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for Institutional Class shares are not issued.

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For redemption proceeds that are paid directly to an Institutional Class shareholder by a Portfolio, each Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to an Institutional Class shareholder, each Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. Each Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, each Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

With respect to each Portfolio, the Fund reserves the right to redeem an account if the value of the Institutional Class shares in a specific Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the Institutional Class shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for Institutional Class shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming Institutional Class shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

Disclosure of Portfolio Holdings

Each Portfolio generally will disclose up to its 25 largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. Each Portfolio also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolios’ policies and procedures. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at

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(888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund's Form N-CSR filed with the SEC. Further information about each Portfolio’s performance is contained in the annual report, which is available upon request.

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DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Municipal Real Return Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.83	$10.62	$10.56	$10.91	$10.21
Income from Investment Operations#
Net Investment Income (Loss)	0.25	0.25	0.19	0.12	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	0.12	0.21	0.06	(0.36)	0.70
Total from Investment Operations	0.37	0.46	0.25	(0.24)	0.81
Less Distributions:
Net Investment Income	(0.26)	(0.25)	(0.19)	(0.11)	(0.11)
Net Realized Gains	(0.13)	—	—	—	—
Total Distributions	(0.39)	(0.25)	(0.19)	(0.11)	(0.11)
Net Asset Value, End of Year	$10.81	$10.83	$10.62	$10.56	$10.91
Total Return	3.43%	4.38%	2.39%	(2.22%)	8.00%
Net Assets, End of Year (thousands)	$1,827,216	$1,612,239	$1,615,680	$1,787,200	$1,153,419
Ratio of Expenses to Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets	2.39%	2.33%	1.79%	1.07%	1.08%
Portfolio Turnover Rate	132%	104%	62%	26%	14%

# Computed using average shares outstanding.

98

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA California Municipal Real Return Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.76	$10.59	$10.47	$10.76	$10.10
Income from Investment Operations#
Net Investment Income (Loss)	0.26	0.27	0.17	0.09	0.09
Net Gains (Losses) on Securities (Realized and Unrealized)	0.10	0.17	0.12	(0.29)	0.66
Total from Investment Operations	0.36	0.44	0.29	(0.20)	0.75
Less Distributions:
Net Investment Income	(0.27)	(0.27)	(0.17)	(0.09)	(0.09)
Net Realized Gains	(0.13)	—	—	—	—
Total Distributions	(0.40)	(0.27)	(0.17)	(0.09)	(0.09)
Net Asset Value, End of Year	$10.72	$10.76	$10.59	$10.47	$10.76
Total Return	3.36%	4.16%	2.74%	(1.91%)	7.41%
Net Assets, End of Year (thousands)	$376,636	$322,554	$281,439	$289,238	$214,216
Ratio of Expenses to Average Net Assets	0.25%	0.25%	0.23%	0.26%	0.26%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.25%	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.43%	2.50%	1.59%	0.84%	0.86%
Portfolio Turnover Rate	137%	87%	61%	27%	24%

# Computed using average shares outstanding.

99

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Municipal Bond Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$9.99	$9.63	$9.59	$10.37	$10.50
Income from Investment Operations#
Net Investment Income (Loss)	0.19	0.14	0.11	0.09	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	0.16	0.36	0.04	(0.78)	(0.13)
Total from Investment Operations	0.35	0.50	0.15	(0.69)	(0.02)
Less Distributions:
Net Investment Income	(0.19)	(0.14)	(0.11)	(0.09)	(0.11)
Total Distributions	(0.19)	(0.14)	(0.11)	(0.09)	(0.11)
Net Asset Value, End of Year	$10.15	$9.99	$9.63	$9.59	$10.37
Total Return	3.55%	5.17%	1.53%	(6.71%)	(0.23%)
Net Assets, End of Year (thousands)	$474,971	$554,291	$586,991	$569,594	$648,588
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.20%	0.21%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.21%	0.21%	0.21%	0.22%	0.23%
Ratio of Net Investment Income to Average Net Assets	1.92%	1.39%	1.11%	0.85%	1.02%
Portfolio Turnover Rate	76%	39%	26%	34%	15%

# Computed using average shares outstanding.

100

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Short-Term Municipal Bond Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.16	$10.08	$9.98	$10.16	$10.19
Income from Investment Operations#
Net Investment Income (Loss)	0.27	0.28	0.17	0.04	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	0.02	0.07	0.10	(0.18)	(0.03)
Total from Investment Operations	0.29	0.35	0.27	(0.14)	—
Less Distributions:
Net Investment Income	(0.28)	(0.27)	(0.17)	(0.04)	(0.03)
Total Distributions	(0.28)	(0.27)	(0.17)	(0.04)	(0.03)
Net Asset Value, End of Year	$10.17	$10.16	$10.08	$9.98	$10.16
Total Return	2.87%	3.55%	2.75%	(1.36%)	(0.03%)
Net Assets, End of Year (thousands)	$1,412,767	$1,500,050	$1,649,754	$2,154,913	$2,436,433
Ratio of Expenses to Average Net Assets	0.18%	0.18%	0.19%	0.20%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.18%	0.18%	0.19%	0.20%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.71%	2.72%	1.68%	0.43%	0.29%
Portfolio Turnover Rate	198%	186%	103%	75%	67%

# Computed using average shares outstanding.

101

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Intermediate-Term Municipal Bond Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$10.04	$9.63	$9.63	$10.43	$10.58
Income from Investment Operations#
Net Investment Income (Loss)	0.26	0.22	0.17	0.14	0.14
Net Gains (Losses) on Securities (Realized and Unrealized)	0.11	0.40	—	(0.80)	(0.15)
Total from Investment Operations	0.37	0.62	0.17	(0.66)	(0.01)
Less Distributions:
Net Investment Income	(0.26)	(0.21)	(0.17)	(0.14)	(0.14)
Total Distributions	(0.26)	(0.21)	(0.17)	(0.14)	(0.14)
Net Asset Value, End of Period	$10.15	$10.04	$9.63	$9.63	$10.43
Total Return	3.75%	6.51%	1.69%	(6.36%)	(0.11%)
Net Assets, End of Period (thousands)	$1,296,913	$1,379,329	$1,409,032	$1,660,585	$2,133,305
Ratio of Expenses to Average Net Assets	0.19%	0.19%	0.20%	0.20%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.20%	0.19%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.60%	2.14%	1.67%	1.38%	1.35%
Portfolio Turnover Rate	56%	41%	40%	21%	9%

# Computed using average shares outstanding.

102

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Selective State Municipal Bond Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$9.45	$9.08	$8.95	$10.00	$9.99
Income from Investment Operations#
Net Investment Income (Loss)	0.26	0.22	0.16	0.09	0.06
Net Gains (Losses) on Securities (Realized and Unrealized)	0.06	0.37	0.12	(1.05)	0.01
Total from Investment Operations	0.32	0.59	0.28	(0.96)	0.07
Less Distributions:
Net Investment Income	(0.25)	(0.22)	(0.15)	(0.09)	(0.06)
Total Distributions	(0.25)	(0.22)	(0.15)	(0.09)	(0.06)
Net Asset Value, End of Period	$9.52	$9.45	$9.08	$8.95	$10.00
Total Return	3.45%	6.48%	3.12%	(9.67%)	0.66%
Net Assets, End of Period (thousands)	$521,079	$428,625	$367,797	$264,365	$267,126
Ratio of Expenses to Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.25%	0.26%	0.25%	0.27%	0.34%
Ratio of Net Investment Income to Average Net Assets	2.71%	2.33%	1.67%	0.93%	0.64%
Portfolio Turnover Rate	114%	77%	77%	36%	3%

# Computed using average shares outstanding.

103

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Short-Term Selective State Municipal Bond Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Period Apr 12, 2022** to Oct 31, 2022

Net Asset Value, Beginning of Period	$9.97	$9.89	$9.84	$10.00
Income from Investment Operations#
Net Investment Income (Loss)	0.28	0.29	0.23	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	0.01	0.07	0.06	(0.17)
Total from Investment Operations	0.29	0.36	0.29	(0.07)
Less Distributions:
Net Investment Income	(0.28)	(0.28)	(0.24)	(0.09)
Total Distributions	(0.28)	(0.28)	(0.24)	(0.09)
Net Asset Value, End of Period	$9.98	$9.97	$9.89	$9.84
Total Return	2.94%	3.67%	2.94%	(0.75%)†
Net Assets, End of Period (thousands)	$200,055	$191,303	$169,246	$200,033
Ratio of Expenses to Average Net Assets	0.25%	0.25%	0.24%	0.25%*@
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.25%	0.25%	0.32%	0.30%*@
Ratio of Net Investment Income to Average Net Assets	2.78%	2.88%	2.36%	1.75%*@
Portfolio Turnover Rate	227%	182%	90%	17%†

# Computed using average shares outstanding.

** Commencement of operations.

† Non-annualized.

* Annualized.

@ Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

104

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA California Short-Term Municipal Bond Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.20	$10.10	$10.01	$10.25	$10.29
Income from Investment Operations#
Net Investment Income (Loss)	0.27	0.25	0.17	0.06	0.06
Net Gains (Losses) on Securities (Realized and Unrealized)	0.03	0.10	0.09	(0.24)	(0.05)
Total from Investment Operations	0.30	0.35	0.26	(0.18)	0.01
Less Distributions:
Net Investment Income	(0.28)	(0.25)	(0.17)	(0.06)	(0.05)
Total Distributions	(0.28)	(0.25)	(0.17)	(0.06)	(0.05)
Net Asset Value, End of Year	$10.22	$10.20	$10.10	$10.01	$10.25
Total Return	2.93%	3.55%	2.56%	(1.80%)	0.05%
Net Assets, End of Year (thousands)	$842,176	$680,663	$718,846	$838,704	$872,821
Ratio of Expenses to Average Net Assets	0.19%	0.19%	0.19%	0.19%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.20%	0.21%	0.20%	0.19%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.70%	2.50%	1.64%	0.57%	0.58%
Portfolio Turnover Rate	153%	171%	115%	65%	55%

# Computed using average shares outstanding.

105

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA California Intermediate-Term Municipal Bond Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.33	$9.91	$9.94	$10.73	$10.85
Income from Investment Operations#
Net Investment Income (Loss)	0.24	0.21	0.16	0.11	0.12
Net Gains (Losses) on Securities (Realized and Unrealized)	0.09	0.42	(0.03)	(0.79)	(0.13)
Total from Investment Operations	0.33	0.63	0.13	(0.68)	(0.01)
Less Distributions:
Net Investment Income	(0.25)	(0.21)	(0.16)	(0.11)	(0.11)
Total Distributions	(0.25)	(0.21)	(0.16)	(0.11)	(0.11)
Net Asset Value, End of Year	$10.41	$10.33	$9.91	$9.94	$10.73
Total Return	3.20%	6.34%	1.28%	(6.36%)	(0.07%)
Net Assets, End of Year (thousands)	$436,349	$414,336	$419,517	$492,000	$650,729
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.20%	0.20%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.21%	0.21%	0.20%	0.20%	0.23%
Ratio of Net Investment Income to Average Net Assets	2.41%	1.99%	1.56%	1.05%	1.07%
Portfolio Turnover Rate	71%	46%	77%	32%	10%

# Computed using average shares outstanding.

106

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA MN Municipal Bond Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$9.83	$9.66	$9.58	$10.00	$10.15
Income from Investment Operations#
Net Investment Income (Loss)	0.23	0.20	0.13	0.08	0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	0.03	0.17	0.08	(0.42)	(0.10)
Total from Investment Operations	0.26	0.37	0.21	(0.34)	(0.02)
Less Distributions:
Net Investment Income	(0.23)	(0.20)	(0.13)	(0.08)	(0.08)
Net Realized Gains	—	—	—	—	(0.05)
Total Distributions	(0.23)	(0.20)	(0.13)	(0.08)	(0.13)
Net Asset Value, End of Period	$9.86	$9.83	$9.66	$9.58	$10.00
Total Return	2.70%	3.82%	2.18%	(3.40%)	(0.18%)
Net Assets, End of Period (thousands)	$34,018	$26,945	$27,220	$33,707	$40,844
Ratio of Expenses to Average Net Assets	0.22%	0.26%	0.28%	0.32%	0.32%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.45%	0.47%	0.43%	0.38%	0.41%
Ratio of Net Investment Income to Average Net Assets	2.38%	2.02%	1.33%	0.82%	0.83%
Portfolio Turnover Rate	42%	45%	27%	44%	20%

# Computed using average shares outstanding.

107

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA NY Municipal Bond Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.13	$10.03	$9.95	$10.23	$10.29
Income from Investment Operations#
Net Investment Income (Loss)	0.28	0.27	0.17	0.06	0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	0.02	0.10	0.08	(0.28)	(0.07)
Total from Investment Operations	0.30	0.37	0.25	(0.22)	0.01
Less Distributions:
Net Investment Income	(0.28)	(0.27)	(0.17)	(0.06)	(0.07)
Total Distributions	(0.28)	(0.27)	(0.17)	(0.06)	(0.07)
Net Asset Value, End of Year	$10.15	$10.13	$10.03	$9.95	$10.23
Total Return	3.03%	3.68%	2.50%	(2.17%)	0.10%
Net Assets, End of Year (thousands)	$167,054	$141,751	$137,206	$153,148	$122,934
Ratio of Expenses to Average Net Assets	0.25%	0.23%	0.24%	0.25%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.27%	0.27%	0.26%	0.25%	0.28%
Ratio of Net Investment Income to Average Net Assets	2.80%	2.63%	1.67%	0.62%	0.79%
Portfolio Turnover Rate	156%	182%	133%	36%	54%

# Computed using average shares outstanding.

108

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Oregon Municipal Bond Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$9.78	$9.44	$9.42	$10.14	$10.21
Income from Investment Operations#
Net Investment Income (Loss)	0.22	0.17	0.13	0.06	0.05
Net Gains (Losses) on Securities (Realized and Unrealized)	0.10	0.34	0.02	(0.72)	(0.08)
Total from Investment Operations	0.32	0.51	0.15	(0.66)	(0.03)
Less Distributions:
Net Investment Income	(0.21)	(0.17)	(0.13)	(0.06)	(0.04)
Total Distributions	(0.21)	(0.17)	(0.13)	(0.06)	(0.04)
Net Asset Value, End of Period	$9.89	$9.78	$9.44	$9.42	$10.14
Total Return	3.35%	5.41%	1.54%	(6.51%)	(0.25%)
Net Assets, End of Period (thousands)	$99,836	$71,530	$65,271	$60,705	$54,243
Ratio of Expenses to Average Net Assets	0.26%	0.27%	0.30%	0.32%	0.32%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.34%	0.36%	0.34%	0.34%	0.37%
Ratio of Net Investment Income to Average Net Assets	2.22%	1.75%	1.33%	0.66%	0.45%
Portfolio Turnover Rate	28%	13%	19%	30%	8%

# Computed using average shares outstanding.

109

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Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’ SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc.—Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-002B

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

World ex U.S. Targeted Value Portfolio (DWUSX)

This Prospectus describes the Institutional Class shares of the Portfolio which:
Are for long-term investors.
Are generally available only to institutional investors and clients of registered investment advisors.
Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Disclosure of Portfolio Holdings	26
Delivery of Shareholder Documents	27
Financial Highlights	27

World ex U.S. Targeted Value Portfolio

Investment Objective

The investment objective of the World ex U.S. Targeted Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.48%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 17% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the World ex U.S. Targeted Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The World ex U.S. Targeted Value Portfolio is designed to provide exposure to a broad and diverse portfolio of securities of non-U.S. companies, with a focus on small and mid-cap lower relative price companies with higher

1

profitability, associated with countries with developed and emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). The Portfolio intends to invest its assets to gain exposure to at least three different countries, excluding the United States. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small- and mid-cap value segments of the Approved Markets in which the Portfolio is authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

When managing the World ex U.S. Targeted Value Portfolio’s investment portfolio, the Advisor intends to consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage. When consistent with the Portfolio’s investment policies, the Advisor will buy and sell securities for the Portfolio considering the goals of: (i) delaying and reducing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated); and (ii) increasing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

The Advisor may also increase or reduce the World ex U.S. Targeted Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The World ex U.S. Targeted Value Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may purchase or sell futures contracts and options on futures contracts for approved market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The World ex U.S. Targeted Value Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

2

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota

3

limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Tax Advantage Strategy Risk: An investment strategy that considers the tax implications of investment decisions may alter the management of a fund and affect portfolio holdings, when compared to other mutual funds that do not take into account potential tax implications. The Advisor anticipates that performance of such a fund may deviate from that of mutual funds that do not take into account potential tax implications.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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World ex U.S. Targeted Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
21.61% 2020, Q4	-33.95% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
World ex U.S. Targeted Value Portfolio
Return Before Taxes	39.65%	11.71%	9.49%
Return After Taxes on Distributions	38.79%	10.94%	8.78%
Return After Taxes on Distributions and Sale of Portfolio Shares	24.28%	9.32%	7.71%
MSCI All Country World ex USA SMID Value Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	33.98%	9.50%	8.24%
MSCI All Country World ex USA IMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.96%	7.77%	8.37%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objective and Policies

DFA Investment Dimensions Group Inc. (the “Fund”) offers a variety of investment portfolios. Each of the Fund’s portfolios has its own investment objective and policies, and is the equivalent of a separate mutual fund. The Portfolio described in this Prospectus is designed for long-term investors.

Institutional Class shares of the Portfolio are described in this Prospectus.

INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for the Portfolio.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

The investment objective of the World ex U.S. Targeted Value Portfolio is to achieve long-term capital appreciation. The Portfolio seeks to achieve its investment objective by purchasing a broad and diverse group of mostly small and mid-sized non-U.S. companies associated with countries with developed and emerging markets, which may include frontier markets (emerging markets in an earlier stage of development), that the Advisor believes to be value stocks with higher profitability at the time of purchase and have been authorized for investment as Approved Markets by the Advisor’s Investment Committee. As of the date of this Prospectus, the following markets have been authorized for investment as Approved Markets for the World ex U.S. Targeted Value Portfolio: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, Brazil, Chile, China, Colombia, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates (collectively, the “Approved Markets”). The Advisor will determine in its discretion when and whether to invest in markets that have been authorized as Approved Markets, depending on a number of factors, including, but not limited to, asset growth in the Portfolio, constraints imposed in Approved Markets, and other characteristics of each such market. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets. Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Portfolio from time to time. Also, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. (For a description of the securities approved for investment, see “Approved Markets”).

The World ex U.S. Targeted Value Portfolio intends to invest its assets to gain exposure to at least three different countries, excluding the United States. The Portfolio intends to purchase securities of small and mid-sized companies in countries with developed and emerging markets that the Advisor believes to be lower relative price stocks with higher profitability at the time of purchase. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book

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value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor determines what constitutes a small or mid-sized company on a country- or region-specific basis and based primarily on market capitalization. The Advisor may adjust the representation in the World ex U.S. Targeted Value Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate.

In determining which emerging market countries are eligible markets for the World ex U.S. Targeted Value Portfolio, the Advisor may consider various factors, including without limitation, the classification of countries recognized by global index providers, market liquidity, relative availability of information to investors, government regulation, including fiscal and foreign exchange repatriation rules, the availability of other access to these markets, clearing and settlement processes, taxes, fees, duties, and other costs of transacting in the market, and observance of property rights. Approved emerging markets may not include all such emerging markets. In determining whether to approve emerging markets for investment, the Advisor may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Portfolio.

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each country based on such investment characteristics. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. The Advisor may decrease the amount that the Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

The World ex U.S. Targeted Value Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets, including the United States, while maintaining liquidity. The Portfolio also may purchase or sell futures contracts and options on futures contracts for equity securities and indices, including those of the United States, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

The World ex U.S. Targeted Value Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together “Stock Connect”) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

APPROVED MARKETS

The World ex U.S. Targeted Value Portfolio invests in securities of Approved Markets as identified above. The Approved Markets securities invested in by the Portfolio will be listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. Approved Market securities are defined as securities that are associated with an Approved Market (“Approved Market Securities”) under the following criteria. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in the Portfolio’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships

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common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above.

The Portfolio also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Markets Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Markets Securities.

PORTFOLIO TRANSACTIONS

In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of at any time when, in the Advisor’s judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policies of the Portfolio.

In attempting to respond to adverse market, economic, political, or other considerations, the Portfolio may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s principal investment strategies. In these circumstances, the Portfolio may be unable to achieve its investment objective.

CONSIDERATION OF TAX IMPLICATIONS

When managing its investment portfolio, the World ex U.S. Targeted Value Portfolio intends to consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage. When selling securities, the Portfolio typically will select the highest cost shares of the specific security in order to minimize the realization of capital gains. In certain cases, the highest cost shares may produce a short-term capital gain. Since short-term capital gains generally are taxed at higher tax rates than long-term capital gains, the highest cost shares with a long-term holding period may be disposed of instead. The Portfolio, when possible, will generally refrain from disposing of a security until the long-term holding period for capital gains for tax purposes has been satisfied. Additionally, the Portfolio, when consistent with its investment and tax policies, may sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gains distributions. The Advisor may delay buying the stock of a company that meets applicable investment criteria in order to avoid dividend income, and may sell the stock of a company that meets applicable investment criteria in order to realize a capital loss. Also, the Portfolio may dispose of securities whenever the Advisor determines that disposition is consistent with the Portfolio’s tax and investment management strategies or is otherwise in the best interest of the Portfolio. As part of its investment decisions, the Advisor may also consider the effects of holding periods and securities lending, among other factors, that may affect the tax characteristics of the income received.

Although the Advisor intends to manage the Portfolio in a manner that considers the effects of the realization of capital gains and taxable dividend income each year, the Portfolio may nonetheless distribute taxable gains and dividends to shareholders. Of course, realization of capital gains is not entirely within the Advisor’s control. Capital gains distributions may vary considerably from year to year. The Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution. Furthermore, the redeeming shareholders will be required to pay taxes on their capital gains, if any, on a redemption of the Portfolio’s shares, whether paid in cash or in kind, if the amount received on redemption is greater than the amount of the shareholder’s tax basis in the shares redeemed.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

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Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by Taiwan’s political and economic relationship with China. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes and defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries, or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses.

Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. On December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

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A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position, which could adversely affect a fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Certain investments in Chinese companies may be made through a special structure known as a VIE. In a VIE structure, foreign investors, such as a fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure generally, or with respect to certain industries. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a fund's returns and net asset value.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk: Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, a fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit

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risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Emerging Markets Risk: Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy; (vi) higher degree of corruption and fraud; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; and (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries. Similar to foreign issuers, emerging market issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available, reliable and current financial and other information about such issuers, comparable to U.S. issuers. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major

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economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Tax Advantage Strategy Risk: An investment strategy that considers the tax implications of investment decisions may alter the management of a fund and affect portfolio holdings, when compared to other mutual funds that do not take into account potential tax implications. The Advisor anticipates that performance of such a fund may deviate from that of mutual funds that do not take into account potential tax implications.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

The Portfolio is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolio described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolio.

Securities Loans

The Portfolio is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While the Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. For information concerning the revenue from securities lending, see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33 1/3% of the value of the Portfolio’s total assets, which includes the value of collateral received. To the extent the Portfolio loans a portion of its securities, the Portfolio will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its

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agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. The Portfolio  also may invest the cash collateral received for loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest, or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. As a result, the Portfolio may limit the use of securities lending to limit the impact of these tax consequences. See the Portfolio’s Statement of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. The Portfolio will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio knows that a material event will occur. In the event of the bankruptcy of a borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “PRINCIPAL RISKS—Securities Lending Risk” for a discussion of the risks related to securities lending.

Securities Lending Revenue

During the fiscal year ended October 31, 2025, the Portfolio received the following net revenues from a securities lending program (see “SECURITIES LOANS”), which constituted a percentage of the average daily net assets of the Portfolio:

Portfolio	Net Revenue*	Percentage of Net Assets
World ex U.S. Targeted Value Portfolio	$540,660	0.07%

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* The amount included in the table above may differ from the amount disclosed in the Portfolio’s annual financial statements due to timing differences, reconciliations, and certain other adjustments.

Management of the Portfolio

The Advisor serves as investment advisor to the Portfolio. Pursuant to an Investment Management Agreement with the Fund on behalf of the Portfolio, the Advisor is responsible for the management of the Portfolio's assets. The Portfolio is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolio are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. The individuals named in the Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

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Mr. Schneider is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Advisor in 2011, has been a portfolio manager since 2013, and has been responsible for the Portfolio since 2020.

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the Portfolio since inception (2012).

Mr. McAndrews is a Vice President and Senior Portfolio Manager of the Advisor. Mr. McAndrews holds an MBA from Columbia University, an MA from Norwich University, and a BS from the United States Naval Academy. Mr. McAndrews joined the Advisor in 2015, has been a portfolio manager since 2015, and has been responsible for the Portfolio since 2025.

The Portfolio’s SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Portfolio’s shares.

The Advisor, Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), provide the Portfolio with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to the Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors (the “Board”) approving the Investment Management Agreement and Sub-Advisory Agreements with respect to the Portfolio is available in the semi-annual Form N-CSR report for the Portfolio for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested directors, fees and expenses of disinterested directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/ proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreement for certain portfolios of the Fund. Expenses allocable to a particular portfolio are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are to be borne by each portfolio or class of a portfolio of the Fund on the basis of its relative net assets.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by the Portfolio for the services provided by the Advisor for the fiscal year ended October 31, 2025. The “Management Fee” listed in the “Annual Fund Operating Expenses” table for the Portfolio provides the investment management fee that was payable by the Portfolio to the Advisor. The Advisor, not the Portfolio, compensates the sub-advisors.

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Sub-Advisors

The Advisor has entered into Sub-Advisory Agreements with DFAL and DFA Australia, respectively, with respect to the World ex U.S. Targeted Value Portfolio. Pursuant to the terms of each Sub-Advisory Agreement, DFAL and DFA Australia each have the authority and responsibility to select brokers or dealers to execute securities transactions for the Portfolio. Each Sub-Advisor’s duties include the maintenance of a trading desk and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor will review the holdings of the Portfolio and review the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities that are eligible for purchase and sale by the Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. DFAL and DFA Australia maintain and furnish to the Advisor information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by the Portfolio, as well as making recommendations and elections on corporate actions. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for the Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling the Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to the Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set the Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of the Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with the Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate the Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of the Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of the Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

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FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver and/or Expense Assumption Agreement”) for the Portfolio, the Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio, as described below. The Fee Waiver and/or Expense Assumption Agreement will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to the Fee Waiver and/or Expense Assumption Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio. The Advisor shall also not be reimbursed for any management fees previously waived to offset the Portfolio’s proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.40% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through investment of securities lending cash collateral in the Short Term Series (the “Underlying Funds”). In addition, under the Fee Waiver and/or Expense Assumption Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Short Term Series and unaffiliated money market funds) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
World ex U.S. Targeted Value Portfolio	0.80%

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. The Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of the Portfolio are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of the Portfolio’s normal investment activities and cash flows. During a time of economic volatility, the Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. The Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

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Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, the Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by the Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by the Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If the Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of the Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolio’s default method of average cost, unless you instruct the Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

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Backup Withholding. By law, the Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). The Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of the Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Portfolio from net long-term capital gains, if any, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by the Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), the Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of the Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a financial intermediary should contact such intermediary with regard to purchase instructions. The Portfolio’s Institutional Class shares generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. The Portfolio generally is available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

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All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, the Portfolio may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Institutional Class shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, Institutional Class shares of the Portfolio may be purchased in exchange for securities that are eligible for acquisition by the Portfolio or otherwise represented in its portfolio as described in this Prospectus or as otherwise consistent with the Fund’s policies or procedures or in exchange for local currencies in which such securities are denominated. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the Portfolio with local currencies should first contact the Advisor.

The Fund will not accept securities in exchange for Institutional Class shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, may not exceed 5% of the net assets of the Portfolio immediately after the transaction.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange, depending upon the cost of the securities or local currency exchanged. Investors

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interested in such exchanges should contact the Advisor. Purchases of Institutional Class shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

The Portfolio's Institutional Class shares are designed for long-term investors and is not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of the Portfolio's Institutional Class shares can disrupt portfolio management strategies, harm performance and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

The Portfolio may be more susceptible to the risks of short-term trading than other portfolios. In addition, the nature of the Portfolio's holdings may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the Portfolio's holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market timing”). Such delays may occur because the Portfolio has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Portfolio calculates its net asset value. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the Portfolio calculates its net asset value. The Portfolio also may be subject to arbitrage market timing because it has significant holdings in small cap securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Portfolio calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of the Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring and purchase blocking procedures; and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolio's Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to the Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in the Portfolio's Institutional Class shares, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in the Portfolio's Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have

21

determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in the Portfolio's Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies  and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolio (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolio’s Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which the Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in the Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

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In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolio. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolio’s securities. Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in the Portfolio's Institutional Class shares may occur. The Portfolio does not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The value of the shares of the Portfolio will fluctuate in relation to its own investment experience. The net asset value of each class of the Portfolio is generally calculated on days that the NYSE is open for trading. The net asset value per share of each class of the Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the Portfolio. The Portfolio generally accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolio will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolio (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolio values the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

The value of the securities and other assets of the Portfolio for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by the Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

As of the date of this Prospectus, the Portfolio will also fair value the foreign equity securities held by the Portfolio in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally 4:00 p.m. ET) and the time that the net asset value of the Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Portfolio prices its

23

shares at the close of the NYSE, the Portfolio will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Portfolio’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Portfolio utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Portfolio uses fair value pricing, the values assigned to the Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Advisor monitors the operation of the method used to fair value price the Portfolio’s foreign investments.

The net asset value per share of the Portfolio is expressed in U.S. dollars by translating the net assets of the Portfolio using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since the Portfolio owns securities that are primarily traded in foreign markets which may trade on days when the Portfolio does not price its shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

Certain of the securities holdings of the Portfolio in Approved Markets may be subject to tax, investment, and currency repatriation regulations of the Approved Markets that could have a material effect on the values of the securities. For example, the Portfolio might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Portfolio may also be subject to certain contractual arrangements with investment authorities in an Approved Market that require the Portfolio to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolio is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” Institutional Class shares of the Portfolio will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolio’s Institutional Class shares from investors. With respect to such investors, the Institutional Class shares of the Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase Institutional Class shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Portfolio arising out of such cancellation. The Fund reserves the right to redeem Institutional Class shares owned by any purchaser whose order is canceled to recover any resulting loss to the Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

Exchange of Shares

Investors may exchange Institutional Class shares of the Portfolio for Institutional Class shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method.

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Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund or Dimensional Investment Group Inc. that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of Institutional Class shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if the Institutional Class shares of the Portfolio being acquired are registered in the investor’s state of residence.

Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem Institutional Class shares of the Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding redemption procedures. The Portfolio will redeem Institutional Class shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem Institutional Class shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, the Portfolio may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming Institutional Class shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves

25

the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all Institutional Class shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for Institutional Class shares are not issued.

For redemption proceeds that are paid directly to an Institutional Class shareholder by the Portfolio, the Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to an Institutional Class shareholder, the Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of the Portfolio redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. The Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, the Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, the Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of the Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

The Fund reserves the right to redeem an account if the value of the Institutional Class shares in the Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the Institutional Class shares in the account for the Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for Institutional Class shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. The Portfolio is also authorized to make redemption payments solely by a distribution of portfolio securities (or a combination of securities and cash) when it is determined by the Advisor to be consistent with the tax management strategies described in this Prospectus. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming Institutional Class shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors also may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The Portfolio reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.

Disclosure of Portfolio Holdings

The Portfolio generally will disclose up to 25 of its largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. The Portfolio also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolio’s policies and procedures. The Portfolio may, but is not required to, disclose a list of portfolio securities that generally

26

would be included as proceeds in a redemption in-kind, as frequently as on a daily basis, online at the Advisor's public website. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolio.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolio may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolio will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand the Portfolio’s financial performance for the past five years or, if shorter, the period of the Portfolio’s operations as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s annual financial statements, are included in the Fund’s Form N-CSR filed with the SEC. Further information about the Portfolio’s performance is contained in the annual report, which is available upon request.

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DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	World Ex U.S. Targeted Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$14.80	$12.39	$11.02	$15.29	$10.91
Income from Investment Operations#
Net Investment Income (Loss)	0.49	0.41	0.40	0.39	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	3.66	2.42	1.35	(3.55)	4.34
Total from Investment Operations	4.15	2.83	1.75	(3.16)	4.66
Less Distributions:
Net Investment Income	(0.52)	(0.42)	(0.38)	(0.39)	(0.28)
Net Realized Gains	—	—	—	(0.72)	—
Total Distributions	(0.52)	(0.42)	(0.38)	(1.11)	(0.28)
Net Asset Value, End of Year	$18.43	$14.80	$12.39	$11.02	$15.29
Total Return	28.44%	22.91%	15.76%	(21.77%)	42.81%
Net Assets, End of Year (thousands)	$805,932	$712,102	$637,254	$567,557	$774,324
Ratio of Expenses to Average Net Assets	0.48%	0.48%	0.48%	0.52%	0.55%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.48%	0.48%	0.48%	0.52%	0.55%
Ratio of Net Investment Income to Average Net Assets	3.06%	2.87%	3.08%	2.98%	2.20%
Portfolio Turnover Rate	17%	20%	24%	35%	28%

# Computed using average shares outstanding.

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Other Available Information

You can find more information about the Fund and the Portfolio in the Portfolio’s SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolio’s investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

In Form N-CSR, you will find the Portfolio’s annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolio on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc. - Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-003

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

U.S. EQUITY

Dimensional VA U.S. Large Value Portfolio
Dimensional VA U.S. Targeted Value Portfolio

INTERNATIONAL EQUITY

Dimensional VA International Value Portfolio
Dimensional VA International Small Portfolio

FIXED INCOME

Dimensional VA Short-Term Fixed Portfolio
Dimensional VA Global Bond Portfolio
Dimensional VIT Inflation-Protected Securities Portfolio

GLOBAL

Dimensional VA Global Moderate Allocation Portfolio
Dimensional VA Equity Allocation Portfolio

This Prospectus describes the Institutional Class shares of each Portfolio which:
Are for long-term investors.
Are available to insurance company separate accounts funding variable life insurance and/or variable annuity contracts.
Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Disclosure of Portfolio Holdings	85
Delivery of Shareholder Documents	85
Financial Highlights	86

Dimensional VA U.S. Large Value Portfolio

Investment Objective

The investment objective of the Dimensional VA U.S. Large Value Portfolio (“VA U.S. Large Value Portfolio” or, the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.19%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.21%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 18% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the VA U.S. Large Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The VA U.S. Large Value Portfolio is designed to purchase a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to be lower relative price stocks. A company’s market

1

capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the portfolio than companies with relatively lower market capitalizations. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks and/or higher profitability stocks within the large-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, VA U.S. Large Value Portfolio will invest at least 80% of its net assets in securities of large cap U.S. companies. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the VA U.S. Large Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The VA U.S. Large Value Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The VA U.S. Large Value Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes

2

in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

3

Dimensional VA U.S. Large Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
18.43% 2020, Q4	-31.69% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Dimensional VA U.S. Large Value Portfolio
Return Before Taxes	15.83%	11.97%	10.51%
Return After Taxes on Distributions	13.41%	10.10%	8.90%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.45%	9.01%	8.03%
Russell 1000® Value Index
(reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. Purchases and redemptions of shares of the Portfolio by a

4

separate account will be effected at the net asset value per share. Contract owners do not deal directly with the Portfolio with respect to the acquisition or redemption of shares of the Portfolio. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolio.

Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

5

Dimensional VA U.S. Targeted Value Portfolio

Investment Objective

The investment objective of the Dimensional VA U.S. Targeted Value Portfolio (“VA U.S. Targeted Value Portfolio” or, the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.27%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.29%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 30% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the VA U.S. Targeted Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The VA U.S. Targeted Value Portfolio, using a market capitalization weighted approach, is designed to purchase a broad and diverse group of readily marketable securities of U.S. small and mid cap companies that the Advisor determines to be lower relative price stocks with higher profitability. A company’s market capitalization is the

6

number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small- and mid-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the VA U.S. Targeted Value Portfolio will invest at least 80% of its net assets in securities of U.S. companies. As of the date of this Prospectus, the Advisor considers for investment companies whose market capitalizations are generally smaller than the 500th largest U.S. company. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Based on market capitalization data as of December 31, 2025, the market capitalization of a company smaller than the 500th largest U.S. company would be below $15,092 million. This dollar amount will change due to market conditions.

The Advisor may also increase or reduce the VA U.S. Targeted Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The VA U.S. Targeted Value Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The VA U.S. Targeted Value Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and

7

mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

8

Dimensional VA U.S. Targeted Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
33.64% 2020, Q4	-39.71% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Dimensional VA U.S. Targeted Value Portfolio
Return Before Taxes	8.95%	13.60%	11.00%
Return After Taxes on Distributions	5.88%	10.81%	8.76%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.46%	10.13%	8.23%
Russell 2000® Value Index
(reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. Purchases and redemptions of shares of the Portfolio by a

9

separate account will be effected at the net asset value per share. Contract owners do not deal directly with the Portfolio with respect to the acquisition or redemption of shares of the Portfolio. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolio.

Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

10

Dimensional VA International Value Portfolio

Investment Objective

The investment objective of the Dimensional VA International Value Portfolio (“VA International Value Portfolio” or, the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.27%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$28	$87	$152	$343

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the VA International Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The VA International Value Portfolio is designed to purchase securities of large non-U.S. companies in countries with developed markets that the Advisor determines to be lower relative price stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach,

11

companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks and/or higher profitability stocks within the large-cap value segment of developed ex U.S. markets. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The VA International Value Portfolio intends to purchase securities of large companies associated with developed market countries that the Advisor has designated as approved markets. The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Portfolio invests. Based on market capitalization data as of December 31, 2025, for the Portfolio, the market capitalization of a large company in any country or region in which the Portfolio invests would be $1,852 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the VA International Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The VA International Value Portfolio also may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The VA International Value Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in

12

value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of

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market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Dimensional VA International Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
22.15% 2020, Q4	-31.89% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Dimensional VA International Value Portfolio
Return Before Taxes	45.64%	15.85%	10.46%
Return After Taxes on Distributions	42.27%	13.51%	8.67%
Return After Taxes on Distributions and Sale of Portfolio Shares	27.63%	11.60%	7.61%
MSCI World ex USA Value Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	42.23%	13.94%	9.16%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

14

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. Purchases and redemptions of shares of the Portfolio by a separate account will be effected at the net asset value per share. Contract owners do not deal directly with the Portfolio with respect to the acquisition or redemption of shares of the Portfolio. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolio.

Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

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Dimensional VA International Small Portfolio

Investment Objective

The investment objective of the Dimensional VA International Small Portfolio (“VA International Small Portfolio” or, the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.39%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 17% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the VA International Small Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s designs emphasize long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The VA International Small Portfolio, using a market capitalization weighted approach, is designed to purchase securities of (1) Japanese small companies; (2) United Kingdom small companies; (3) small companies organized under the laws of certain European countries; (4) small companies associated with Australia, New Zealand and Pacific

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Rim Asian countries; and (5) Canadian small companies. The Portfolio also may have some exposure to small cap equity securities associated with other countries or regions. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap segments of the countries and/or regions in which the Portfolio is authorized to invest. The Advisor will determine the allocation of assets among the five segments and will periodically review and modify such allocation, all in its sole discretion. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of small companies. Based on market capitalization data as of December 31, 2025, the market capitalization of a small company in any country in which the Portfolio invests would be below $16,226 million. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The Advisor may also increase or reduce the VA International Small Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The VA International Small Portfolio also may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The VA International Small Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or

17

interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

18

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Dimensional VA International Small Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
21.42% 2020, Q2	-30.27% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Dimensional VA International Small Portfolio
Return Before Taxes	36.99%	8.89%	8.68%
Return After Taxes on Distributions	33.85%	6.66%	6.73%
Return After Taxes on Distributions and Sale of Portfolio Shares	22.57%	6.08%	6.15%
MSCI World ex USA Small Cap Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	34.07%	6.49%	8.05%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

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Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. Purchases and redemptions of shares of the Portfolio by a separate account will be effected at the net asset value per share. Contract owners do not deal directly with the Portfolio with respect to the acquisition or redemption of shares of the Portfolio. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolio.

Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

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Dimensional VA Short-Term Fixed Portfolio

Investment Objective

The investment objective of the Dimensional VA Short-Term Fixed Portfolio (“VA Short-Term Fixed Portfolio” or, the “Portfolio”) is to achieve a stable real return in excess of the rate of inflation with a minimum of risk.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.10%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.12%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 79% of the average value of its investment portfolio.

Principal Investment Strategies

The VA Short-Term Fixed Portfolio seeks to achieve its investment objective by generally investing in a universe of high quality fixed income securities that typically mature in one year or less from the date of settlement. The Portfolio may, however, take a large position in securities maturing within two years from the date of settlement when higher yields are available. The Portfolio purchases U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., securities of domestic, or foreign issuers denominated in U.S. dollars but not trading in the U.S., foreign government and agency obligations, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, obligations of supranational organizations and affiliated and unaffiliated registered and unregistered money market funds. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings

21

Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities and maintain a weighted average effective maturity that will not exceed one year. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. The Portfolio principally invests in certificates of deposit, commercial paper, bankers’ acceptances, notes and bonds. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The VA Short-Term Fixed Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The VA Short-Term Fixed Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government

22

agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

23

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Dimensional VA Short-Term Fixed Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
1.40% 2024, Q1	-1.18% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Dimensional VA Short-Term Fixed Portfolio
Return Before Taxes	4.33%	2.65%	1.97%
Return After Taxes on Distributions	2.56%	1.47%	1.13%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.56%	1.53%	1.15%
ICE BofA US 3-Month Treasury Bill Index[1]
(reflects no deduction for fees, expenses or taxes)	4.18%	3.17%	2.18%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

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Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (1995).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Ryan C. Haselton, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2021.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. Purchases and redemptions of shares of the Portfolio by a separate account will be effected at the net asset value per share. Contract owners do not deal directly with the Portfolio with respect to the acquisition or redemption of shares of the Portfolio. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolio.

Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

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Dimensional VA Global Bond Portfolio

Investment Objective

The investment objective of the Dimensional VA Global Bond Portfolio (“VA Global Bond Portfolio” or, the “Portfolio”) is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.19%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.21%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its investment portfolio.

Principal Investment Strategies

The VA Global Bond Portfolio seeks to achieve its investment objective by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement. The Portfolio primarily purchases obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States and obligations of supranational organizations. Dimensional Fund Advisor LP (“the Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or

26

Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 8% of its net assets in U.S. issuers. This percentage will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities. The Portfolio will generally invest its assets in obligations which mature within five years from the date of settlement. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

Because many of the VA Global Bond Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates, or to transfer balances from one currency to another. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The VA Global Bond Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

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Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

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Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Dimensional VA Global Bond Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
2.35% 2016, Q1	-4.50% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Dimensional VA Global Bond Portfolio
Return Before Taxes	4.35%	1.38%	1.81%
Return After Taxes on Distributions	2.62%	0.12%	0.71%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.57%	0.51%	0.91%
FTSE World Government Bond Index 1-5 Years (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	5.12%	1.80%	2.08%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (1995).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. Purchases and redemptions of shares of the Portfolio by a separate account will be effected at the net asset value per share. Contract owners do not deal directly with the Portfolio with respect to the acquisition or redemption of shares of the Portfolio. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolio.

Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio

30

over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

31

Dimensional VIT Inflation-Protected Securities Portfolio

Investment Objective

The investment objective of the Dimensional VIT Inflation-Protected Securities Portfolio (“Inflation-Protected Portfolio” or, the “Portfolio”) is to provide inflation protection and earn current income consistent with inflation-protected securities.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.09%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.11%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its investment portfolio.

Principal Investment Strategies

The Inflation-Protected Portfolio seeks its investment objective by investing in a universe of inflation-protected securities that are structured to provide returns linked to the rate of inflation over the long-term. The Portfolio ordinarily invests in inflation-protected securities issued by the U.S. Government and its agencies and instrumentalities and the credit quality of such inflation-protected securities will be that of such applicable U.S. government, agency or instrumentality issuer.

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As a non-fundamental policy, under normal circumstances, the Inflation-Protected Portfolio will invest at least 80% of its net assets in inflation-protected securities. Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

Generally, the Inflation-Protected Portfolio will purchase inflation-protected securities with maturities of between five and twenty years from the date of settlement, although at times, the Portfolio may purchase securities outside of this range. Under normal circumstances, when determining its duration, the Portfolio will consider a weighted average duration similar to the Bloomberg U.S. TIPS Index, which was approximately 6.50 years as of December 31, 2025. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Inflation-Protected Portfolio is authorized to invest more than 25% of its total assets in Treasury bonds, bills and notes and obligations of U.S. government agencies and instrumentalities. The Portfolio may also invest in money market funds. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements.

The Inflation-Protected Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Inflation-Protected Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities

33

issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and

34

procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Dimensional VIT Inflation-Protected Securities Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
4.89% 2016, Q1	-6.40% 2022, Q2

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Dimensional VIT Inflation-Protected Securities Portfolio
Return Before Taxes	7.55%	1.05%	3.12%
Return After Taxes on Distributions	5.84%	-0.94%	1.72%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.47%	-0.04%	1.81%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	2.01%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Alan R. Hutchison, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2016.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only to insurance company separate accounts funding variable life insurance contracts. Purchases and redemptions of shares of the Portfolio by a separate account will be effected at the net asset value per share. Contract owners do not deal directly with the Portfolio with respect to the acquisition or redemption of shares of the Portfolio. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolio.

Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio

36

over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

37

Dimensional VA Global Moderate Allocation Portfolio

Investment Objective

The investment objective of the Dimensional VA Global Moderate Allocation Portfolio (“VA Global Moderate Allocation Portfolio” or, the “Portfolio”) is to seek total return consisting of capital appreciation and current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.23%
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.19%
Total Annual Fund Operating Expenses	0.43%
Fee Waiver and/or Expense Reimbursement[1]	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.28%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$29	$123	$226	$528

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s

38

performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 10% of the average value of its investment portfolio.

Principal Investment Strategies

The VA Global Moderate Allocation Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the ”Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve the Portfolio’s and the Underlying Funds’ investment objectives, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s and the Underlying Funds’ designs emphasize long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The VA Global Moderate Allocation Portfolio, under normal market circumstances, purchases shares of the Underlying Funds to achieve a moderate allocation to both global equity and global fixed income securities. Generally, the Portfolio invests its assets in domestic and international equity Underlying Funds and fixed income Underlying Funds to achieve an allocation that provides a moderate allocation to global equity securities, with an allocation of approximately 55% to 75% of the Portfolio’s assets to domestic and international equity Underlying Funds and 25% to 45% of its assets to fixed income Underlying Funds. Periodically, the Advisor will review the allocations for the Portfolio in each Underlying Fund and may adjust allocations to Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders.

The VA Global Moderate Allocation Portfolio, directly or indirectly through its investment in the Underlying Funds, intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio, directly or indirectly through its investment in the Underlying Funds, invests approximately 54% of its net assets in U.S. companies or issuers. This percentage will change due to market conditions.

In addition to its allocation strategy of providing exposure to the domestic and international equity and fixed income markets through investment in the Underlying Funds, the VA Global Moderate Allocation Portfolio further diversifies its investment portfolio by allocating its assets among Underlying Funds that represent a variety of different asset classes. As of the date of this Prospectus, the Portfolio invests in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies of all market capitalization sizes with a moderate to meaningful emphasis on smaller, lower relative price, and higher profitability companies and a domestic equity Underlying Fund that primarily invests in publicly traded real estate investment trusts (“REITs”); (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed ex U.S. and emerging markets of all market capitalization sizes which may include frontier markets (emerging market countries in an earlier stage of development) with a meaningful emphasis on smaller, lower relative price, and higher profitability companies and an international equity Underlying Fund that primarily invests in publicly traded REITs and REIT-like entities; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations and inflation-protected securities.

The Advisor may also increase or reduce the VA Global Moderate Allocation Portfolio’s and/or Underlying Funds’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The VA Global Moderate Allocation Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency

39

exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

Certain fixed income Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. Also the Portfolio and Underlying Funds may lend their portfolio securities to generate additional income.

Certain of the Underlying Funds are available for investment only by insurance company separate accounts that fund variable life and variable annuity contracts.

A summary of the investment strategies and policies of the Underlying Funds in which the VA Global Moderate Allocation Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES—Investments in Underlying Funds.”

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

40

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

41

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s

42

performance from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Dimensional VA Global Moderate Allocation Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
14.04% 2020, Q2	-16.53% 2020, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Dimensional VA Global Moderate Allocation Portfolio
Return Before Taxes	14.68%	8.42%	8.65%
Return After Taxes on Distributions	13.28%	7.10%	7.49%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.86%	6.10%	6.51%
VA Global Moderate Allocation Composite Index[1]
(reflects no deduction for fees, expenses or taxes)	15.79%	7.75%	8.24%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[2]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%

1.

Dimensional VA Global Moderate Allocation Composite Index is an unmanaged hypothetical index composed of 65% S&P Global BMI Index (net dividends) and 35% ICE BofA 1-3 Year Global Government Index (hedged to USD).

2.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2013).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2013).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2013).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. Purchases and redemptions of shares of the Portfolio by a separate account will be effected at the net asset value per share. Contract owners do not deal directly with the Portfolio with respect to the acquisition or redemption of shares of the Portfolio. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolio.

44

Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

45

Dimensional VA Equity Allocation Portfolio

Investment Objective

The investment objective of the Dimensional VA Equity Allocation Portfolio (“VA Equity Allocation Portfolio” or, the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.27%
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.20%
Total Annual Fund Operating Expenses	0.48%
Fee Waiver and/or Expense Reimbursement[1]	0.17%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.31%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$32	$137	$252	$587

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 6% of the average value of its investment portfolio.

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Principal Investment Strategies

The VA Equity Allocation Portfolio is a “fund of funds,” which means the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”), although it has the ability to invest directly in securities and derivatives. The Portfolio seeks to provide investors with exposure to a diversified portfolio of global equity securities. To achieve the Portfolio’s and the Underlying Funds’ investment objectives, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s and the Underlying Funds’ designs emphasize long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Portfolio seeks to provide investors with exposure to a diversified portfolio of global equity securities. The Portfolio is designed to invest substantially all of its assets in the following Underlying Funds: VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, U.S. Core Equity 1 Portfolio, VA International Value Portfolio, VA International Small Portfolio, International Core Equity 2 Portfolio, Emerging Markets Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Real Estate Securities Portfolio (each a series of DFA Investment Dimensions Group Inc.) and U.S. Large Company Portfolio (a series of Dimensional Investment Group Inc.).

Generally, the VA Equity Allocation Portfolio invests its assets in the Underlying Funds to gain exposure to equity securities with an allocation of approximately 55% to 75% of the Portfolio’s assets in U.S. equity securities, 0-15% in real estate securities, 10-35% in international developed markets equity securities, and 0-20% in emerging markets equity securities. Periodically, the Advisor will review the allocations for the Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders.

As a non-fundamental policy, under normal circumstances, the VA Equity Allocation Portfolio, through its investments in the Underlying Funds, will invest at least 80% of its net assets in equity securities. Certain Underlying Funds may invest with a moderate to meaningful emphasis on securities of smaller, lower relative price, and higher profitability companies. The Portfolio may have exposure to companies in all market capitalization ranges. The Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

The Advisor may also increase or reduce the VA Equity Allocation Portfolio’s and/or Underlying Funds’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The VA Equity Allocation Portfolio and each Underlying Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio and each Underlying Fund may use derivatives, such as futures contracts and options on futures contracts for equity securities and indices of its approved markets or other equity market securities or indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund.

Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer balances from one currency to another.

The VA Equity Allocation Portfolio and Underlying Funds may lend their portfolio securities to generate additional income.

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Certain of the Underlying Funds are available for investment only by insurance company separate accounts that fund variable life and variable annuity contracts.

A summary of the investment strategies and policies of the Underlying Funds in which the VA Equity Allocation Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES—Investments in Underlying Funds.”

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Underlying Funds do not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these

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markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

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The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Dimensional VA Equity Allocation Portfolio Institutional Class Shares —Total Returns

January 2018-December 2025

Highest Quarter	Lowest Quarter
20.70% 2020, Q2	-26.56% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
Dimensional VA Equity Allocation Portfolio
Return Before Taxes	19.94%	12.23%	11.37%	[1]
Return After Taxes on Distributions	18.68%	10.69%	10.06%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	12.04%	9.14%	8.71%	[1]
MSCI All Country World IMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	22.06%	10.75%	11.15%	[1]

1.	Since inception July 10, 2017.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2017).

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• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. Purchases and redemptions of shares of the Portfolio by a separate account will be effected at the net asset value per share. Contract owners do not deal directly with the Portfolio with respect to the acquisition or redemption of shares of the Portfolio. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolio.

Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

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Additional Information on Investment Objectives and Policies

DFA Investment Dimensions Group Inc. (the “Fund”) offers a variety of investment portfolios. Each of the Fund’s portfolios has its own investment objective and policies, and is the equivalent of a separate mutual fund. Each Portfolio described in this Prospectus is designed for long-term investors.

Institutional Class shares of the Portfolios are described in this Prospectus. The VA Global Moderate Allocation Portfolio also offers one additional class of shares, Class L10 shares, which are offered to qualified investors in a separate prospectus.

INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Portfolios.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

VA U.S. Large Value Portfolio and VA U.S. Targeted Value Portfolio

The investment objective of each of the Domestic Equity Portfolios is to achieve long-term capital appreciation. The VA U.S. Large Value Portfolio and VA U.S. Targeted Value Portfolio will invest in a broad and diverse group of readily marketable securities of U.S. companies which Dimensional Fund Advisors LP (the “Advisor”) determines to be lower relative price stocks at the time of purchase. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors, such as price to cash flow or price to earnings ratios. The criteria the Advisor uses for assessing relative price are subject to change from time to time. With respect to the VA U.S. Targeted Value Portfolio, the Advisor may decrease the amount that the Portfolio invests in small capitalization companies that have lower profitability and/or higher relative prices.

The VA U.S. Large Value Portfolio and VA U.S. Targeted Value Portfolio will purchase securities that are listed on the U.S. national securities exchanges. The VA U.S. Targeted Value Portfolio uses a market capitalization weighted approach. See “Market Capitalization Weighted Approach—VA U.S. Targeted Value Portfolio and VA International Small Portfolio” in this Prospectus.

The total market capitalization ranges, and the value criteria used by the Advisor for the VA U.S. Large Value and VA U.S. Targeted Value Portfolios, as described above, generally apply at the time of purchase by the VA U.S. Large Value and VA U.S. Targeted Value Portfolios. The VA U.S. Large Value and VA U.S. Targeted Value Portfolios are not required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Securities which do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale. See “Portfolio Transactions—Domestic and International Equity Portfolios” in this Prospectus.

The VA U.S. Large Value Portfolio and VA U.S. Targeted Value Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolios

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may each invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

VA International Value Portfolio

The investment objective of the VA International Value Portfolio is to achieve long-term capital appreciation. The Portfolio seeks to achieve its investment objective by purchasing the securities of large non-U.S. companies which the Advisor determines to be lower relative price stocks at the time of the purchase. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks and/or higher profitability stocks within the large-cap value segment of developed ex U.S. markets. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors, such as price to cash flow or price to earnings ratios. The Advisor may also adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. As of the date of this Prospectus, the Portfolio may invest in the securities of large companies associated with Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (collectively, the “Approved Markets”). The Advisor will determine, in its discretion, when and whether to invest in countries that have been authorized as Approved Markets, depending on a number of factors, including, but not limited to, asset growth in the Portfolio, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor may designate other countries as Approved Markets for investment in the future, in addition to the countries identified above, or the Investment Committee may remove one or more countries from the list of Approved Markets. Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Portfolio from time to time. In addition, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. (For a description of the securities approved for investment, see “Approved Markets”).

Under normal market conditions, the VA International Value Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries.

In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalization. The Advisor then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the VA International Value Portfolio with respect to each country or region. Based on market capitalization data as of December 31, 2025, for the Portfolio, the market capitalization of a large company in any country or region in which the Portfolio invests would be $1,852 million or above. This threshold will change due to market conditions. For example, based on market capitalization data as of December 31, 2025, the Advisor considered a large company in the European Economic and Monetary Union (EMU) to have a market capitalization of at least $13,667 million, a large company in Norway to have a market capitalization of at least $1,934 million, and a large company in Switzerland to have a market capitalization of at least $16,226 million. These thresholds will change due to market conditions.

On at least a semi-annual basis, the Advisor will prepare lists of non-U.S. large companies whose stocks are eligible for investment by the VA International Value Portfolio.

The VA International Value Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

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The VA International Value Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

VA International Small Portfolio

The investment objective of the VA International Small Portfolio is to achieve long-term capital appreciation. It provides investors with access to securities of small Japanese, United Kingdom, Continental European, Asia Pacific and Canadian companies. It generally will invest its assets in a broad and diverse group of readily marketable securities of (1) Japanese small companies; (2) United Kingdom small companies; (3) small companies organized under the laws of certain European countries; (4) small companies associated with Australia, New Zealand and Pacific Rim Asian countries; and (5) Canadian small companies (collectively, the “Approved Markets”). The VA International Small Portfolio also may have some exposure to small cap equity securities associated with other countries and regions. The Advisor will determine, in its discretion, when and whether to invest in countries that have been authorized as Approved Markets, depending on a number of factors, including, but not limited to, asset growth in the Portfolio, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor may designate other countries as Approved Markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more countries from the list of Approved Markets. Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Portfolio from time to time. In addition, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. The Advisor will determine the allocation of assets among the Approved Markets and will periodically review and adjust such allocation, all in its sole discretion. (For a description of the securities approved for investment, see “Approved Markets”).

The VA International Small Portfolio intends to invest in the stock of eligible companies on a market capitalization weighted approach. See “Market Capitalization Weighted Approach—VA U.S. Targeted Value Portfolio and VA International Small Portfolio.” The decision to include or exclude the shares of an issuer will be made on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country or region. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. On a periodic basis, the Advisor will review the Portfolio’s holdings and determine which, at the time of such review, are no longer considered Japanese, United Kingdom, Continental European, Asia Pacific or Canadian small companies or otherwise in an eligible country. The Advisor may decrease the amount that the Portfolio invests in small capitalization companies that have lower profitability and/ or higher relative prices.

The VA International Small Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Japanese Small Company Segment

The Portfolio is authorized to purchase readily marketable securities of a broad and diverse group of Japanese small companies. The Advisor measures company size based primarily on market capitalization. With respect to this segment of the Portfolio, the Advisor first ranks eligible companies by market capitalization. The Advisor then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in Japan. Based on market capitalization data as of December 31, 2025, the Advisor would consider Japanese small companies to be those companies with a market capitalization below $3,311 million. This threshold will change due to market conditions.

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United Kingdom Small Company Segment

The Portfolio is authorized to purchase readily marketable securities of a broad and diverse group of United Kingdom small companies. The Advisor measures company size based primarily on market capitalization. With respect to this segment of the Portfolio, the Advisor first ranks eligible companies by market capitalization. The Advisor then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in the United Kingdom. Based on market capitalization data as of December 31, 2025, the Advisor would consider United Kingdom small companies to be those companies with a market capitalization below $8,370 million. This threshold will change due to market conditions.

Continental Small Company Segment

The Portfolio is authorized to purchase readily marketable securities of a broad and diverse group of small companies organized under the laws of certain European countries. As of the date of this Prospectus, the Portfolio may invest in small companies associated with Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Israel, Italy, the Netherlands, Norway, Portugal, Spain, Sweden and Switzerland. With respect to this segment of the Portfolio, the Advisor determines company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalization. The Advisor then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased with respect to each country or region. This threshold will vary by country or region. For example, based on market capitalization data as of December 31, 2025, the Advisor would consider a small company in the EMU to have a market capitalization below $13,667 million, a small company in Norway to have a market capitalization below $1,934 million, and a small company in Switzerland to have a market capitalization below $16,226 million. These thresholds will change due to market conditions.

Asia Pacific Small Company Segment

The Portfolio is authorized to purchase securities of small companies associated with Australia, New Zealand and Pacific Rim Asian countries. With respect to this segment of the Portfolio, the Advisor measures company size on a country specific basis and based primarily on market capitalization. In the countries authorized for investment, the Advisor first ranks eligible companies based on the companies’ market capitalization. The Advisor then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the Portfolio with respect to each country authorized for investment. This threshold will vary by country. Based on market capitalization as of December 31, 2025, for the Portfolio, the market capitalization of a small company in any country in which the Portfolio invests would be below $6,817 million. Based on market capitalization data as of December 31, 2025, the Advisor considered Asia Pacific small companies to be those companies with a market capitalization below $4,264 million in Australia, $4,701 million in Hong Kong, $2,277 million in New Zealand and $6,817 million in Singapore. These thresholds will change due to market conditions. As of the date of this Prospectus, the Portfolio is authorized to invest in Asia Pacific small companies associated with Australia, Hong Kong, New Zealand and Singapore. In the future, the Advisor may add small companies associated with other Asian countries as securities markets in these countries become accessible.

Canadian Small Company Segment

The Portfolio is authorized to purchase readily marketable securities of a broad and diverse group of Canadian small companies. The Advisor measures company size based primarily on market capitalization. The Advisor first ranks eligible companies by market capitalization. The Advisor then determines the universe of eligible stocks by defining the maximum market capitalization of a small company in Canada. Based on market capitalization data as of December 31, 2025, the Advisor would consider Canadian small companies to be those companies with a market capitalization below $10,168 million. This threshold will change due to market conditions.

APPROVED MARKETS

The VA International Value Portfolio and VA International Small Portfolio (each an “International Equity Portfolio” and collectively, the “International Equity Portfolios”) each invests in securities of Approved Markets as identified above for each International Equity Portfolio. The Approved Markets securities invested in by each International Equity Portfolio will be listed on bona fide securities exchanges or traded on the over-the-counter markets. These

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exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. Approved Market securities are defined as securities that are associated with an Approved Market (“Approved Market Securities”) under the following criteria. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in the International Equity Portfolio’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. The International Equity Portfolios also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

PORTFOLIO TRANSACTIONS—DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The Domestic and International Equity Portfolios generally do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Generally, securities will be purchased with the expectation that they will be held for longer than one year.

The VA U.S. Large Value and VA International Value Portfolios may sell portfolio securities when the issuer’s market capitalization falls below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Portfolio. The VA U.S. Targeted Value Portfolio may sell portfolio securities when the issuer’s market capitalization increases to a level that exceeds that of the issuer with the largest market capitalization which is then eligible for investment by the Portfolio. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor’s judgment, circumstances warrant their sale.

In addition, the VA U.S. Large Value and VA International Value Portfolios may sell portfolio securities when their price to book ratio rises above that of the security with the highest such ratio that is then eligible for purchase by the Portfolio. The VA U.S. Targeted Value Portfolio may also sell portfolio securities in the same circumstances; however, that Portfolio may retain securities of issuers with relatively smaller market capitalizations for longer periods, despite a decrease in the issuer’s price to book ratio. The VA International Small Portfolio will not sell securities which have depreciated in value solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general.

In attempting to respond to adverse market, economic, political, or other considerations, the Domestic and International Equity Portfolios may, from time to time, invest their assets in a temporary defensive manner that is inconsistent with the Portfolios’ principal investment strategies. In these circumstances, the Domestic and International Equity Portfolios may be unable to achieve their investment objectives.

MARKET CAPITALIZATION WEIGHTED APPROACH—VA U.S. TARGETED VALUE PORTFOLIO AND VA INTERNATIONAL SMALL PORTFOLIO

The portfolio structures of the VA U.S. Targeted Value Portfolio and the VA International Small Portfolio involve market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be modified by the Advisor for a variety of reasons. The Advisor may adjust the representation in a Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to

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its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. With respect to the Portfolios’ investments in small capitalization companies, the Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolios will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The Advisor may decrease the amount that the Portfolios invest in small capitalization companies that have lower profitability and/or higher relative prices. The criteria the Advisor uses for assessing relative price, profitability or investment characteristics are subject to change from time to time. The Advisor may deviate from market capitalization weighting to limit or fix the exposure of a Portfolio to a particular issuer to a maximum proportion of the assets of the Portfolio. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or (iii) shares subject to foreign ownership restrictions.

Furthermore, the Advisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings of securities received in connection with corporate actions.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization weighted approach would otherwise require. In addition, securities eligible for purchase or otherwise represented in the VA U.S. Targeted Value Portfolio or VA International Small Portfolio may be acquired in exchange for the issuance of shares. While such transactions might cause a deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semi-annual basis, the Advisor will identify companies whose stock is eligible for investment by the VA U.S. Targeted Value Portfolio or VA International Small Portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Advisor’s then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of a Portfolio change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The country weights may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements. The weighting of certain countries may vary from their weighting in published international indices.

VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio

The Advisor seeks to construct a diversified portfolio for the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio by purchasing shares of Underlying Funds that invest in equity securities of domestic issuers (the “Domestic Equity Underlying Funds”) and international issuers (the “International Equity Underlying Funds” and together with the Domestic Equity Underlying Funds, the “Equity Underlying Funds”). The VA Global Moderate Allocation Portfolio will also purchase shares of Underlying Funds that invest in fixed income securities of domestic and international issuers (the “Fixed Income Underlying Funds”).

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The investment objective of the VA Global Moderate Allocation Portfolio is to seek total return consisting of capital appreciation and current income. To achieve its investment objective, the VA Global Moderate Allocation Portfolio, under normal market circumstances, purchases shares of the Underlying Funds to achieve a moderate allocation to global equity securities. Generally, a moderate allocation to global equity securities is achieved by investing approximately 55% to 75% of the VA Global Moderate Allocation Portfolio’s assets in Equity Underlying Funds and 25% to 45% of its assets in Fixed Income Underlying Funds. With respect to investments in Equity Underlying Funds, the Portfolio may invest its assets in both Domestic Equity Underlying Funds and International Equity Underlying Funds.

The VA Global Moderate Allocation Portfolio, directly or indirectly through its investment in the Underlying Funds, intends to invest its assets to gain exposure to at least three different countries, including the United States.

The investment objective of the VA Equity Allocation Portfolio is to achieve long-term capital appreciation. The Portfolio typically allocates its assets in the Underlying Funds to gain exposure to equity securities with an allocation of approximately 55% to 75% of the Portfolio’s assets in U.S. equity securities, 0-15% in real estate securities, 10-35% in international developed markets equity securities, and 0-20% in emerging markets equity securities.

As of the date of this Prospectus, the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio are expected to invest mainly in the Underlying Funds listed below, each an investment portfolio of the Fund other than the U.S. Large Company Portfolio, which is a series of Dimensional Investment Group Inc. While the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio currently intend to invest in the Underlying Funds identified below, the Portfolios may add or eliminate Underlying Funds as may be determined from time to time by the Advisor without notice to shareholders.

VA Global Moderate Allocation Portfolio

Domestic Equity Underlying Funds—DFA Real Estate Securities Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio and VA U.S. Large Value Portfolio.

International Equity Underlying Funds—International Core Equity 2 Portfolio, Emerging Markets Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, and VA International Value Portfolio.

Fixed Income Underlying Funds—DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, VA Global Bond Portfolio and VA Short-Term Fixed Portfolio.

VA Equity Allocation Portfolio

Domestic Equity Underlying Funds—VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, U.S. Large Company Portfolio, U.S. Core Equity 1 Portfolio and DFA Real Estate Securities Portfolio.

International Equity Underlying Funds—International Core Equity 2 Portfolio, Emerging Markets Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, VA International Value Portfolio and VA International Small Portfolio.

Periodically, the Advisor will review the allocations for the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio in each Underlying Fund and may adjust allocations to Underlying Funds or may add or remove Underlying Funds in the Portfolios without notice to shareholders. To maintain allocation ranges, adjustments may be made by purchasing or selling shares of the Underlying Funds or applying future investments and redemptions by the Portfolios are in proportions necessary to rebalance the investments in the Underlying Funds.

In addition to other short-term investments, the Portfolios and Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

In attempting to respond to adverse market, economic, political, or other considerations, the VA Global Moderate Allocation Portfolio, VA Equity Allocation Portfolio and the Underlying Funds may, from time to time, invest their

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assets in a temporary defensive manner that is inconsistent with the VA Global Moderate Allocation Portfolio’s, VA Equity Allocation Portfolio’s or the Underlying Funds’ principal investment strategies. In these circumstances, the VA Global Moderate Allocation Portfolio, VA Equity Allocation Portfolio or Underlying Funds may be unable to achieve their investment objectives.

INVESTMENTS IN UNDERLYING FUNDS

Investment Objectives, Strategies and Policies of the Underlying Funds

The following is a summary of the investment strategies, objectives and policies of the Underlying Funds in which the VA Global Moderate Allocation Portfolio and/or VA Equity Allocation Portfolio invest as of the date of this Prospectus that are not described in this Prospectus. Additional information concerning the investment policies of the Underlying Funds may be found in the Portfolios’ Statement of Additional Information (“SAI”).

Domestic Equity Underlying Funds

DFA Real Estate Securities Portfolio—The investment objective of the DFA Real Estate Securities Portfolio is to achieve long-term capital appreciation. The Portfolio, using a market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. The Portfolio will principally invest in equity securities of companies in certain REITs and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. The Portfolio invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, at least 80% of the DFA Real Estate Securities Portfolio’s net assets will be invested in securities of companies in the real estate industry. The Portfolio concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry. The Portfolio generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

U.S. Core Equity 1 Portfolio—The investment objective of the U.S. Core Equity 1 Portfolio is to achieve long-term capital appreciation. The Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

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As a non-fundamental policy, under normal circumstances, U.S. Core Equity 1 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Core Equity 1 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

U.S. Core Equity 2 Portfolio—The investment objective of the U.S. Core Equity 2 Portfolio is to achieve long-term capital appreciation. The Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability U.S. companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 2 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

U.S. Large Company Portfolio—The U.S. Large Company Portfolio generally invests in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. The S&P 500® Index comprises a broad and diverse group of stocks. For the U.S. Large Company Portfolio, the Advisor considers the stocks that comprise the S&P 500® Index to be those of large companies. Under normal market conditions, at least 95% of the U.S. Large Company Portfolio’s net assets will be invested in the stocks that comprise the S&P 500® Index. As a non-fundamental policy, under normal circumstances, the U.S. Large Company Portfolio will invest at least 80% of its net assets in securities of large U.S. companies.

Ordinarily, portfolio companies will not be sold except to reflect additions or deletions of the companies that comprise the S&P 500® Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Portfolio’s shares. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the U.S. Large Company Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index.

The U.S. Large Company Portfolio intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the S&P 500® Index is diversified. The Portfolio may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index

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weighting of one or more constituents of the S&P 500® Index. Should the Portfolio become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Portfolio crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.

About the S&P 500® Index: The Standard & Poor’s 500 Composite Stock Price Index® is market capitalization weighted (adjusted for free float). Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall. For information concerning S&P Global Ratings, a division of The McGraw Hill Companies (“S&P”), and disclaimers of S&P with respect to the U.S. Large Company Portfolio, see “Standard & Poor’s—Information and Disclaimers” in the Portfolio’s SAI.

International Equity Underlying Funds

International Core Equity 2 Portfolio—The investment objective of the International Core Equity 2 Portfolio is to achieve long-term capital appreciation. The International Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with developed markets that have been authorized for investment by the Advisor’s Investment Committee (the “International Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the International Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The International Core Equity 2 Portfolio intends to purchase securities of companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization.

The International Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the International Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

Emerging Markets Core Equity 2 Portfolio—The investment objective of the Emerging Markets Core Equity 2 Portfolio is to achieve long-term capital appreciation. The Emerging Markets Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies.

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The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The Emerging Markets Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the Emerging Markets Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Emerging Markets Core Equity 2 Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together “Stock Connect”) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

DFA International Real Estate Securities Portfolio—The DFA International Real Estate Securities Portfolio, using a market capitalization weighted approach, purchases a broad and diverse set of securities of non-U.S. companies principally engaged in the real estate industry, including developed and emerging markets, with a particular focus on non-U.S. REITs and companies the Advisor considers to be REIT-like entities. The Portfolio invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor also may limit or fix the Portfolio’s exposure to a particular country or issuer.

The DFA International Real Estate Securities Portfolio intends to purchase securities of companies associated with developed and emerging markets countries that the Advisor has designated as approved markets for investment. As a non-fundamental policy, under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in securities of companies in the real estate industry. The Portfolio concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry. The Portfolio generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity.

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Approved Markets for International Equity Underlying Funds.

As of the date of this Prospectus, the International Core Equity 2 Portfolio may invest in the stocks of companies associated with the following countries designated by the Advisor as Approved Markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Emerging Markets Core Equity 2 Portfolio, as of the date of this Prospectus, may invest in the following emerging markets countries that are designated by the Advisor as Approved Markets: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, the Philippines, Peru, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates. The DFA International Real Estate Securities Portfolio, as of the date of this Prospectus, may invest in the stocks of companies associated with the following countries designated by the Advisor as Approved Markets: Australia, Belgium, Canada, China, France, Germany, Greece, Hong Kong, India, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, the Philippines, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Taiwan, Thailand, Turkey and the United Kingdom. The Advisor will determine, in its discretion, when and whether to invest in countries that have been authorized as Approved Markets for the International Core Equity 2 Portfolio, Emerging Markets Core Equity 2 Portfolio and DFA International Real Estate Securities Portfolio (each an “International Equity Underlying Fund,” and together, the “International Equity Underlying Funds”), depending on a number of factors, including, but not limited to, asset growth in the Underlying Fund, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets for an Underlying Fund. Although the Advisor does not intend to purchase securities not associated with an Approved Market, an Underlying Fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Underlying Fund from time to time. Also, an Underlying Fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

The International Equity Underlying Funds invest in securities of Approved Markets (as identified above) listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), or other types of depositary receipts (including nonvoting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. An International Equity Underlying Fund will consider for purchase securities that are associated with an Approved Market (“Approved Market Securities”) under the following criteria. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in the International Equity Underlying Fund’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. The International Equity Underlying Funds also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

Fixed Income Underlying Funds

DFA Two-Year Global Fixed Income Portfolio—The investment objective of the DFA Two-Year Global Fixed Income Portfolio (the “Two-Year Global Portfolio”) is to maximize total returns consistent with preservation of capital. The Portfolio seeks to maximize total returns from a universe of U.S. and foreign debt securities maturing in three years or less from the date of settlement. The Portfolio invests in obligations issued or guaranteed by the U.S. and foreign

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governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Advisor expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings ("S&P") or Fitch Ratings Ltd. ("Fitch") or Aaa to Baa3 by Moody's Ratings ("Moody's)). The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 23% of its net assets in U.S. issuers. This percentage will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement.

It is the policy of the Two-Year Global Portfolio that the weighted average effective maturity of investments will not exceed two years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

Because many of the Two-Year Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DFA Selectively Hedged Global Fixed Income Portfolio—The DFA Selectively Hedged Global Fixed Income Portfolio (the “Selectively Hedged Global Portfolio”) seeks to maximize total returns from a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement. The Portfolio may selectively hedge its currency exposures depending on market conditions. The debt securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Advisor expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P or Fitch, or Aaa to Baa3 by Moody's). The Portfolio generally invests with an emphasis on debt securities rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s. The Portfolio will increase or decrease investment exposure to lower-rated investment grade securities (i.e., those rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s) depending on the expected credit premium. The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 24% of its net assets in U.S. issuers. This percentage will change due to market conditions.

As a non-fundamental policy, under normal circumstances, the Selectively Hedged Global Portfolio will invest at least 80% of its net assets in fixed income securities. The Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains a weighted average effective maturity and a weighted average duration of three years or less. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the

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shorter-term area of the eligible maturity range. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

Because many of the Selectively Hedged Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Alternatively, the Portfolio may leave all or some of the currency exposure unhedged. The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based on, among other things, a comparison of the respective foreign and U.S. short-term interest rates and the Portfolio’s existing exposure to a given foreign currency. The Portfolio may also enter into foreign currency forward contracts in order to gain exposure to foreign currencies in a more efficient manner. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DESCRIPTION OF INVESTMENTS—FIXED INCOME PORTFOLIOS AND FIXED INCOME UNDERLYING FUNDS

The following is a description of the categories of investments that may be acquired by the Fixed Income Portfolios and the Fixed Income Underlying Funds. Deviations from these categories may occur due to holdings in securities received in connection with corporate actions or issuer-driven events.

Categories:
VA Short-Term Fixed Portfolio	1-11
VA Global Bond Portfolio	1-11
Two-Year Global Portfolio	1-11
Selectively Hedged Global Portfolio	1-11
Inflation-Protected Portfolio	1,2,6,11

1.  U.S. Government Obligations—Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market, such as mortgage TBAs.

3. Corporate Debt Obligations—

(a) VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and Two-Year Global Portfolio—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which are rated Aaa to Aa3 by Moody’s, or AAA to AA- by S&P or Fitch, or an equivalent rating assigned by another nationally recognized statistical rating organization (“NRSRO”), or if there is no rating for the debt security, they are determined by the Advisor to be of comparable quality.

(b) Selectively Hedged Global Portfolio—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which have received an investment grade rating by Moody’s, Fitch or S&P, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

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4.  Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as  certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will be acquired only from banks having assets in excess of $1,000,000,000.

5. Commercial Paper—

(a) VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and Two-Year Global Portfolio—Rated, at the time of purchase, A1+ or A1 by S&P or Prime1 by Moody’s, or F1+ or F1 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or Fitch.

(b) Selectively Hedged Global Portfolio—Rated, at the time of purchase, A1+ to A3 by S&P or Prime1 to Prime3 by Moody’s, or F1+ to F3 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least Baa3 by Moody’s or BBB- by S&P or Fitch.

6.  Repurchase Agreements—Instruments through which the Portfolios purchase securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or other such counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. Each Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to a Portfolio’s investment restriction on illiquid investments. The Portfolios also will only invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.  Foreign Government and Agency Obligations—Bills, notes, bonds, and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.

8.  Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.

9. Foreign Issuer Obligations—

(a) VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and Two-Year Global Portfolio—Debt securities of non-U.S. issuers rated AAA to AA- by S&P or Fitch, Aaa to Aa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, securities that have been determined by the Advisor to be of comparable quality.

(b) Selectively Hedged Global Portfolio—Debt securities of non-U.S. issuers that have received a rating of AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

10.  Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.  Money Market Funds—The Portfolios may invest in affiliated and unaffiliated registered and unregistered money market funds. Investments in money market funds may involve a duplication of certain fees and expenses.

The categories of fixed income securities that may be acquired by the Fixed Income Portfolios and Fixed Income Underlying Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR) or the Treasury bill rate.

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Investors should be aware that the net asset values of the Fixed Income Portfolios may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

PORTFOLIO STRATEGY—FIXED INCOME PORTFOLIOS

VA Short-Term Fixed Portfolio will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that expected credit premiums are available largely through investment in commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Portfolio will be chosen with a view to maximizing anticipated returns, net of trading costs.

VA Global Bond Portfolio will be managed with a view to capturing expected credit premiums and expected term premiums. Ordinarily, the Portfolio will invest primarily in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Portfolio will own obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities also. At times when, in the Advisor’s judgment, eligible foreign securities do not offer expected term premiums that compare favorably with those offered by eligible U.S. securities, the Portfolio will be invested primarily in the latter securities.

VA Global Bond Portfolio will not invest more than 25% of its total assets in securities issued by issuers in a single industry, or by any one foreign government or in obligations of supranational organizations. VA Short-Term Fixed Portfolio and the VA Global Bond Portfolio are expected to have a high portfolio turnover rate due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Fixed Income Portfolios generally acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a “cost” of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor’s judgment, the monthly return of a Portfolio will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that short-term instruments will be acquired in the primary and secondary markets.

In attempting to respond to adverse market, economic, political, or other considerations, the Fixed Income Portfolios may, from time to time, invest their assets in a temporary defensive manner that is inconsistent with the Portfolios’ principal investment strategies. In these circumstances, the Fixed Income Portfolios may be unable to achieve their investment objectives.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in a Portfolio will fluctuate, there is the risk that you will lose money. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolios.

The investment performance of the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio are affected by the investment performance of the Underlying Funds in which the Portfolio invests. Each of the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio also indirectly pays its proportionate share of the expenses of the Underlying Funds in which it invests. The ability of the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of the VA Global Moderate Allocation Portfolio’s and VA Equity Allocation Portfolio’s assets among the Underlying Funds. Through their investments in the Underlying Funds, the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio are subject to the risks of the Underlying Funds’ investments. The following includes a

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description of principal risks of the VA Global Moderate Allocation Portfolio’s and VA Equity Allocation Portfolio’s Underlying Funds.

	VA U.S. Large Value Portfolio	VA U.S. Targeted Value Portfolio	VA International Value Portfolio	VA International Small Portfolio	VA Short- Term Fixed Portfolio	VA Global Bond Portfolio	VIT Inflation- Protected Securities Portfolio	VA Global Moderate Allocation Portfolio	VA Equity Allocation Portfolio
Call Risk					X	X		X
China Investments Risk								X	X
Credit Risk					X	X	X	X
Cyber Security Risk	X	X	X	X	X	X	X	X	X
Depositary Receipts Risk			X	X				X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X
Emerging Markets Risk								X	X
Equity Market Risk	X	X	X	X				X	X
Foreign Government Debt Risk					X	X		X
Foreign Securities and Currencies Risk			X	X	X	X		X	X
Fund of Funds Risk								X	X
Geographic Focus Risk			X	X
Income Risk					X	X	X	X
Inflation-Protected Securities Interest Rate Risk							X
Interest Rate Risk					X	X	X	X
Liquidity Risk					X	X	X	X
Market Risk					X	X	X	X
Mortgage-Backed Securities Risk					X	X	X
Operational Risk	X	X	X	X	X	X	X	X	X
Profitability Investment Risk	X	X	X	X				X	X
Risks of Concentrating in the Real Estate Industry								X	X
Risks of Investing for Inflation Protection							X
Securities Lending Risk	X	X	X	X	X	X	X	X	X
Small and Mid-Cap Company Risk		X						X	X
Small Company Risk				X
Value Investment Risk	X	X	X	X				X	X

Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a fund has invested in, the fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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China Investments Risk: The Emerging Markets Core Equity 2 Portfolio in which the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio invest is subject to this risk. There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by Taiwan’s political and economic relationship with China. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes and defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries, or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses.

Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. On December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

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A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position, which could adversely affect a fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Certain investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as a fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure generally, or with respect to certain industries. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a fund's returns and net asset value.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact a fund’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk: Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, a fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the

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underlying securities at all times and may charge fees for various services. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Emerging Markets Risk: Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy; (vi) higher degree of corruption and fraud; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; and (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries. Similar to foreign issuers, emerging market issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available, reliable and current financial and other information about such issuers, comparable to U.S. issuers. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling

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prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which it invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of the fund of funds. Through its investments in underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters. Information about the countries in which the fund invested and the level of investment is available on the fund's website, and on the fund's Forms N-PORT and N-CSR filed with the SEC.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value

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of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Mortgage-Backed Securities Risk: Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or potentially more significant than risks associated with other types of debt instruments. Mortgage securities differ from typical debt securities in that principal is not paid back at maturity, but rather periodically over the life of the security. A fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because it may have to reinvest that money at the lower prevailing interest rates. As a result, mortgage securities may be less effective than some other types of debt securities as a means of securing long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. Conversely, in a period of rising interest rates, a fund may exhibit additional volatility since rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As interest rates rise mortgage borrowers are less likely to exercise prepayment options, which may reduce the value of these securities and potentially cause a fund to lose money. This is known as extension risk.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

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Risks of Concentrating in the Real Estate Industry: A fund that concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry will be exposed to the general risks of direct real estate ownership. The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, and tax and regulatory requirements. Also, the value of securities in the real estate industry may decline with changes in interest rates. Investing in real estate investment trusts (“REITs”) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The performance of a fund concentrated in the real estate industry may be materially different from the broad equity market.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios.

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Securities Loans

Each Portfolio (including a Portfolio that operates as a Fund of Funds, to the extent it holds securities directly) and Underlying Fund is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While each Portfolio or Underlying Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio or Underlying Fund. For information concerning the revenue from securities lending, see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio’s or Underlying Fund's total assets, which includes the value of collateral received. To the extent a Portfolio or Underlying Fund loans a portion of its securities, the Portfolio or Underlying Fund will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Portfolio and Underlying Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. Each Portfolio and Underlying Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, a Portfolio or Underlying Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios’ or Underlying Funds' Statements of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. Each Portfolio and Underlying Fund will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio or Underlying Fund knows that a material event will occur. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “Principal Risks—Securities Lending Risk” for a discussion of the risks related to securities lending.

Securities Lending Revenue

During the fiscal year ended October 31, 2025, the following Portfolios received the following net revenues from a securities lending program (see “Securities Loans”), which constituted a percentage of the average daily net assets of each Portfolio as follows:

Portfolio	Net Revenue*	Percentage of Net Assets
VA U.S. Large Value Portfolio	$11,672	0.00%
VA U.S. Targeted Value Portfolio	$78,653	0.01%
VA International Value Portfolio	$217,793	0.04%
VA International Small Portfolio	$377,584	0.11%
VA Short-Term Fixed Portfolio	$27	0.00%
VA Global Bond Portfolio	$2,561	0.00%

* The amounts included in the table above may differ from the amounts disclosed in the Portfolios’ annual financial statements due to timing differences, reconciliations, and certain other adjustments.

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Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios and Underlying Funds. Pursuant to an Investment Management Agreement with the Fund on behalf of each Portfolio and each Underlying Fund, the Advisor is responsible for the management of each of the Portfolio’s and Underlying Funds' assets. Each of the Portfolios and Underlying Funds is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios and Underlying Funds are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolios and Underlying Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the VA International Small Portfolio and VA International Value Portfolio since 2010, the VA U.S. Large Value Portfolio and VA U.S. Targeted Value Portfolio since 2012, the VA Global Moderate Allocation Portfolio since 2013 and the VA Equity Allocation Portfolio since 2017.

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the VA Global Bond Portfolio and VA Short-Term Fixed Portfolio since 1995, the VA Global Moderate Allocation Portfolio since 2013 and the Inflation-Protected Portfolio since 2015.

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the VA Global Bond Portfolio and VA Short-Term Fixed Portfolio since 2012, the VA Global Moderate Allocation Portfolio since 2013 and the Inflation-Protected Portfolio since 2015.

Mr. Schneider is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Advisor in 2011, has been a portfolio manager since 2013, and has been responsible for the VA U.S. Targeted Value Portfolio since 2015, the VA International Small Portfolio since 2020 and the VA International Value Portfolio since 2022.

Mr. Hutchison is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Hutchison holds an MBA from Drake University and a BBA from Texas Tech University. Mr. Hutchison joined the Advisor in 2006, has been a portfolio manager since 2013, and has been responsible for the Inflation-Protected Portfolio since 2016.

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the VA Global Moderate

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Allocation Portfolio and VA Equity Allocation Portfolio since 2017, and the VA U.S. Large Cap Value Portfolio since 2024.

Mr. Bhagwanjee is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Bhagwanjee holds an MBA from the University of Chicago Booth School of Business and a BS from Purdue University. Mr. Bhagwanjee joined the Advisor in 2014, has been a portfolio manager since 2017, and has been responsible for the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio since 2020.

Mr. Leblond is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Leblond holds an MBA from the University of Chicago, and an MS and BS from Columbia University. Mr. Leblond joined the Advisor in 2015, has been a portfolio manager since 2017, and has been responsible for the VA U.S. Targeted Value Portfolio since 2020.

Mr. Meldau is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Meldau holds an MBA from Wake Forest University and a BSBA from Appalachian State University. Mr. Meldau joined the Advisor in 2011, has been a portfolio manager since 2011 and has been responsible for the VA Global Bond Portfolio since 2020

Mr. Haselton is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Haselton holds an MBA from the University of Southern California, and a BS from Lehigh University. Mr. Haselton joined the Advisor in 2015, has been a portfolio manager since 2019, and has been responsible for the VA Short-Term Fixed Portfolio since 2021.

Mr. Hertzer is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Hertzer holds an MBA from the University of California, Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined the Advisor in 2013, has been a portfolio manager since 2016, and has been responsible for the VA U.S. Large Value Portfolio since 2022.

Mr. McAndrews is a Vice President and Senior Portfolio Manager of the Advisor. Mr. McAndrews holds an MBA from Columbia University, an MA from Norwich University, and a BS from the United States Naval Academy. Mr. McAndrews joined the Advisor in 2015, has been a portfolio manager since 2015, and has been responsible for the VA International Value Portfolio and VA International Small Portfolio since 2025.

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Portfolio shares.

The Advisor and, with respect to the International Equity Portfolios, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, and VA Equity Allocation Portfolio, Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), provide each Portfolio and Underlying Fund with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors of the Fund (the “Board”) approving the Investment Management Agreement with respect to each Portfolio is available in the semi-annual Form N-CSR report for the Portfolios for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested trustees/directors, fees and expenses of disinterested trustees/ directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and trustees/directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing,

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repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreement for certain portfolios of the Fund, including the Portfolios in this Prospectus. Expenses allocable to a particular portfolio of the Fund are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are borne by each portfolio on the basis of its relative net assets.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by each Portfolio for the services provided by the Advisor for the fiscal year ended October 31, 2025. The ‘Management Fee” listed in the “Annual Fund Operating Expenses” table for the Portfolios provides the investment management fee that was payable by the respective Portfolio to the Advisor.

The Advisor, not the International Equity Portfolios, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio or VA Equity Allocation Portfolio (the “Sub-Advised Portfolios”), compensates the sub-advisors.

Sub-Advisors

The Advisor has entered into Sub-Advisory Agreements with DFAL and DFA Australia, respectively, with respect to the Sub-Advised Portfolios. Pursuant to the terms of each Sub-Advisory Agreement, DFAL and DFA Australia each have the authority and responsibility to select brokers or dealers to execute securities transactions for each Sub-Advised Portfolio. Each Sub-Advisor’s duties include the maintenance of a trading desk and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor will review the holdings of each Sub-Advised Portfolio and review the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities that are eligible for purchase and sale by a Sub-Advised Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. DFAL and DFA Australia maintain and furnish to the Advisor information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by each Sub-Advised Portfolio, as well as making recommendations and elections on corporate actions. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VIT Inflation-Protected Securities Portfolio, VA Global Moderate Allocation Portfolio, and VA Equity Allocation Portfolio (the "MOM-Eligible Portfolios"). As described above, DFA Australia and/or DFAL, each a Dimensional Wholly-Owned Sub-advisor, currently serve as sub-advisors to each MOM-Eligible Portfolio (except VIT Inflation-Protected Securities Portfolio) or certain of its Underlying Funds. If a new Dimensional Wholly-Owned Sub-advisor is hired for a MOM-Eligible Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling a MOM-Eligible Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

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The use of the manager of managers structure with respect to a MOM-Eligible Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to a MOM-Eligible Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set a MOM-Eligible Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of a MOM-Eligible Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with a MOM-Eligible Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a MOM-Eligible Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of each Portfolio, the Fund may enter into shareholder servicing agreements with insurance companies and other entities to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of each Portfolio, the Fund may pay such insurance companies and entities a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the VIT Inflation-Protected Securities Portfolio, VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio (the “Fee Waiver Agreement”), the Advisor has agreed to waive certain fees and in certain instances assume certain expenses of the Portfolios, as described below. The Fee Waiver Agreement will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to the Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio. With respect to the VA Equity Allocation Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset the Portfolio’s proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

VIT Inflation-Protected Securities Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Inflation-Protected Portfolio to 0.15% of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Inflation-Protected Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Inflation-Protected Portfolio is not obligated to reimburse the Advisor for fees waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

VA Global Moderate Allocation Portfolio

The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class shares of the VA Global Moderate Allocation Portfolio, on an annualized basis, to 0.28% of such class of the Portfolio’s average daily net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class

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shares of the VA Global Moderate Allocation Portfolio are less than the Expense Limitation Amount for the Institutional Class shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The VA Global Moderate Allocation Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

VA Equity Allocation Portfolio

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.27% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Short Term Series (the “Underlying Funds”). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of the Institutional Class of the VA Equity Allocation Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and the Short Term Series, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to 0.37% of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the VA Equity Allocation Portfolio’s annualized Portfolio Expenses are less than the Portfolio’s Expense Limitation Amount, described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of the Institutional Class of the Portfolio to exceed the Expense Limitation Amount. The VA Equity Allocation Portfolio is not obligated to reimburse the Advisor for fees previously waived and/or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to shareholders. Dividends from net investment income of a Portfolio are distributed annually and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. The VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, and VA Global Bond Portfolio, and any other Portfolio that becomes an investment option for the Advisor’s funds of funds in the future, may also make an additional dividend distribution from net investment income in October of each year. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. The Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Tax Considerations. Shares of a Portfolio must be purchased through insurance company separate accounts used to fund variable life and variable annuity insurance contracts. As a result, it is anticipated that any dividend or capital gains distributions from a Portfolio will be exempt from current taxation by contract holders if left to accumulate within a variable insurance contract. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½.

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The tax status of your investment in a Portfolio depends upon the features of your variable life or variable annuity insurance contract. For further information, please refer to the prospectus of the insurance company separate account.

Purchase and Redemption of Shares

Institutional Class shares of the Portfolios are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. Purchases and redemptions of Institutional Class shares of each Portfolio by a separate account will be effected at the net asset value per share. (See “VALUATION OF SHARES.”) Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Institutional Class shares of the Portfolios. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of Institutional Class shares of the Portfolios. When in the best interests of a Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities in lieu of cash in accordance with the federal securities laws and regulations governing mutual funds and pursuant to policies and procedures adopted by the Fund to prevent shareholder discrimination and unfairness. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The International Equity Portfolios and the VA Global Bond Portfolio reserve the right to redeem their shares in the currencies in which their investments are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.

Each Portfolio typically expects to send (via check or wire) redemption payments within 1 business day after receipt of a redemption request. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request. Redemption proceeds will typically be paid by Federal Reserve wire payment. Each Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described above, a Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Purchase and Redemption of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

With respect to each Portfolio, the Fund reserves the right to redeem a shareholder’s account if the value of the Institutional Class shares in the Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the Institutional Class shares in the account for the Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the Institutional Class shares in the account at the close of business on the redemption date.

Policy Regarding Excessive Short-Term Trading

Each Portfolio’s Institutional Class shares are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of a Portfolio’s Institutional Class shares can disrupt portfolio management strategies, harm performance, and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition, certain Portfolios may be more susceptible to the risks of short-term trading than other Portfolios. The nature of the International Equity Portfolios’ holdings may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of an International Equity Portfolio’s holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market

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timing”). Such delays may occur because the International Equity Portfolios have significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before these Portfolios calculate their net asset values. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the International Equity Portfolios calculate their net asset value. The VA U.S. Targeted Value Portfolio also may be subject to arbitrage market timing because the Portfolio has significant holdings in small cap securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Portfolio calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of a Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board of Directors of the Fund (the “Board”) has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Portfolios: (i) trade activity monitoring and purchase blocking procedures, and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios’ Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in a Portfolio’s Institutional Class shares, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Portfolio’s Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in a Portfolio’s Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together,

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“Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolios (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolios’ Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in a Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolios. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolios’ securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in a Portfolio’s Institutional Class shares may occur. The Portfolios do not knowingly accommodate excessive or disruptive trading activities, including market timing.

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Valuation of Shares

NET ASSET VALUE

The following discussion applies to each Portfolio, and to the extent a Portfolio operates as a Fund of Funds, its Underlying Funds. The value of each class of shares of each Portfolio will fluctuate in relation to its own investment experience (or, to the extent a Portfolio operates as a Fund of Funds, its Underlying Funds). The net asset value per share of each class of a Portfolio is calculated after the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the respective Portfolio. Each Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolios (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolios that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolios value  the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent that a Portfolio holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to fair value pricing procedures approved by the Board than would a fund that holds a smaller number of securities. The VA U.S. Targeted Value Portfolio is more likely to hold illiquid securities than would a fund that invests in larger capitalization companies.

As of the date of this Prospectus, the Portfolios holding foreign equity securities will also fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day

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at the close of the Tokyo Stock Exchange (normally 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally 4:00 p.m. ET) and the time that the net asset values of the Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Portfolios price their shares at the close of the NYSE, the Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Portfolios use fair value pricing, the values assigned to the Portfolios’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Advisor monitors the operation of the method used to fair value price the Portfolios’ foreign investments.

The net asset value per share of the International Equity Portfolios and VA Global Bond Portfolio are expressed in U.S. dollars by translating the net assets of the Portfolios using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since the Portfolios own  securities that are primarily traded in foreign markets which may trade on days when the Portfolios do not price their shares, the net asset value of the Portfolios may change on days when shareholders will not be able to purchase or redeem shares.

Certain of the securities holdings of the Emerging Markets Core Equity 2 Portfolio, an Underlying Fund, in Approved Markets may be subject to tax, investment, and currency repatriation regulations of the Approved Markets that could have a material effect on the values of the securities. For example, the Portfolio might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Portfolio may also be subject to certain contractual arrangements with investment authorities in an Approved Market that require the Portfolio to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

Disclosure of Portfolio Holdings

Each Portfolio generally will disclose up to 25 of its largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. Each Portfolio also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolios’ policies and procedures. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

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Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund’s Form N-CSR filed with the SEC, which is available upon request. The total return information shown in the Financial Highlights tables does not reflect the expenses that apply to a separate account or the related insurance policies. If these charges were included, the total return figures for all periods shown would be reduced.

86

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional VA U.S. Large Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$37.41	$29.73	$31.22	$32.69	$22.57
Income from Investment Operations#
Net Investment Income (Loss)	0.68	0.72	0.70	0.67	0.53
Net Gains (Losses) on Securities (Realized and Unrealized)	2.54	8.12	(1.10)	(1.59)	10.13
Total from Investment Operations	3.22	8.84	(0.40)	(0.92)	10.66
Less Distributions:
Net Investment Income	(0.75)	(0.72)	(0.71)	(0.55)	(0.54)
Net Realized Gains	(3.78)	(0.44)	(0.38)	—	—
Total Distributions	(4.53)	(1.16)	(1.09)	(0.55)	(0.54)
Net Asset Value, End of Year	$36.10	$37.41	$29.73	$31.22	$32.69
Total Return	9.38%	30.53%	(1.41%)	(2.85%)	47.86%
Net Assets, End of Year (thousands)	$713,681	$673,039	$590,765	$643,293	$648,392
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.21%	0.21%	0.21%	0.21%	0.24%
Ratio of Net Investment Income to Average Net Assets	2.00%	2.08%	2.25%	2.11%	1.78%
Portfolio Turnover Rate	18%	15%	10%	13%	15%

# Computed using average shares outstanding.

87

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional VA U.S. Targeted Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$23.98	$20.25	$22.70	$25.08	$14.54
Income from Investment Operations#
Net Investment Income (Loss)	0.40	0.35	0.34	0.32	0.34
Net Gains (Losses) on Securities (Realized and Unrealized)	1.00	5.29	(0.71)	(0.64)	10.48
Total from Investment Operations	1.40	5.64	(0.37)	(0.32)	10.82
Less Distributions:
Net Investment Income	(0.34)	(0.35)	(0.30)	(0.34)	(0.28)
Net Realized Gains	(1.64)	(1.56)	(1.78)	(1.72)	—
Total Distributions	(1.98)	(1.91)	(2.08)	(2.06)	(0.28)
Net Asset Value, End of Year	$23.40	$23.98	$20.25	$22.70	$25.08
Total Return	5.66%	29.19%	(1.95%)	(1.25%)	75.17%
Net Assets, End of Year (thousands)	$726,117	$693,834	$518,411	$519,381	$527,102
Ratio of Expenses to Average Net Assets	0.29%	0.28%	0.29%	0.30%	0.34%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.29%	0.28%	0.29%	0.30%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.80%	1.56%	1.58%	1.42%	1.55%
Portfolio Turnover Rate	30%	21%	18%	19%	23%

# Computed using average shares outstanding.

88

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional VA International Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$14.83	$12.91	$11.62	$14.07	$9.57
Income from Investment Operations#
Net Investment Income (Loss)	0.56	0.53	0.56	0.55	0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	3.83	2.17	1.38	(2.45)	4.33
Total from Investment Operations	4.39	2.70	1.94	(1.90)	4.76
Less Distributions:
Net Investment Income	(0.58)	(0.65)	(0.51)	(0.55)	(0.26)
Net Realized Gains	(0.30)	(0.13)	(0.14)	—	—
Total Distributions	(0.88)	(0.78)	(0.65)	(0.55)	(0.26)
Net Asset Value, End of Year	$18.34	$14.83	$12.91	$11.62	$14.07
Total Return	31.47%	21.76%	16.99%	(13.92%)	50.31%
Net Assets, End of Year (thousands)	$658,313	$507,868	$422,141	$358,395	$407,723
Ratio of Expenses to Average Net Assets	0.27%	0.28%	0.27%	0.30%	0.38%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.27%	0.28%	0.27%	0.30%	0.38%
Ratio of Net Investment Income to Average Net Assets	3.60%	3.72%	4.23%	4.27%	3.33%
Portfolio Turnover Rate	14%	14%	14%	14%	19%

# Computed using average shares outstanding.

89

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional VA International Small Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$12.66	$10.58	$10.10	$15.29	$11.22
Income from Investment Operations#
Net Investment Income (Loss)	0.38	0.33	0.31	0.32	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	2.85	2.11	0.67	(4.09)	4.28
Total from Investment Operations	3.23	2.44	0.98	(3.77)	4.54
Less Distributions:
Net Investment Income	(0.43)	(0.36)	(0.30)	(0.38)	(0.25)
Net Realized Gains	(0.34)	—	(0.20)	(1.04)	(0.22)
Total Distributions	(0.77)	(0.36)	(0.50)	(1.42)	(0.47)
Net Asset Value, End of Year	$15.12	$12.66	$10.58	$10.10	$15.29
Total Return	27.09%	23.56%	9.62%	(26.82%)	41.32%
Net Assets, End of Year (thousands)	$379,469	$307,913	$256,171	$236,633	$311,019
Ratio of Expenses to Average Net Assets	0.39%	0.39%	0.39%	0.42%	0.50%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.39%	0.39%	0.40%	0.42%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.88%	2.75%	2.76%	2.69%	1.84%
Portfolio Turnover Rate	17%	17%	18%	18%	23%

# Computed using average shares outstanding.

90

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional VA Short-Term Fixed Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.49	$10.33	$9.99	$10.20	$10.26
Income from Investment Operations#
Net Investment Income (Loss)	0.44	0.53	0.34	0.10	(—)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.01	0.02	0.13	(0.31)	—
Total from Investment Operations	0.45	0.55	0.47	(0.21)	—
Less Distributions:
Net Investment Income	(0.51)	(0.39)	(0.13)	(—)	(0.06)
Total Distributions	(0.51)	(0.39)	(0.13)	—	(0.06)
Net Asset Value, End of Year	$10.43	$10.49	$10.33	$9.99	$10.20
Total Return	4.46%	5.54%	4.78%	(2.05%)	0.01%
Net Assets, End of Year (thousands)	$406,367	$387,655	$353,200	$328,593	$282,429
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.12%	0.12%	0.12%	0.13%	0.18%
Ratio of Net Investment Income to Average Net Assets	4.37%	5.16%	3.35%	0.96%	(0.01%)
Portfolio Turnover Rate	79%	33%	61%	74%	109%

# Computed using average shares outstanding.

91

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional VA Global Bond Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$10.15	$10.01	$9.72	$10.52	$10.62
Income from Investment Operations#
Net Investment Income (Loss)	0.39	0.46	0.29	0.13	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	0.07	0.07	0.16	(0.85)	(0.14)
Total from Investment Operations	0.46	0.53	0.45	(0.72)	(0.10)
Less Distributions:
Net Investment Income	(0.49)	(0.39)	(0.16)	(0.08)	(—)
Total Distributions	(0.49)	(0.39)	(0.16)	(0.08)	—
Net Asset Value, End of Year	$10.12	$10.15	$10.01	$9.72	$10.52
Total Return	4.75%	5.53%	4.68%	(6.90%)	(0.92%)
Net Assets, End of Year (thousands)	$356,189	$336,766	$325,336	$338,083	$391,750
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.22%	0.23%	0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.21%	0.21%	0.22%	0.23%	0.24%
Ratio of Net Investment Income to Average Net Assets	3.99%	4.64%	2.96%	1.25%	0.39%
Portfolio Turnover Rate	41%	60%	62%	118%	133%

# Computed using average shares outstanding.

92

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional VIT Inflation-Protected Securities Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$9.35	$8.94	$9.81	$11.81	$11.23
Income from Investment Operations#
Net Investment Income (Loss)	0.36	0.29	0.36	0.80	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	0.23	0.48	(0.39)	(2.16)	0.28
Total from Investment Operations	0.59	0.77	(0.03)	(1.36)	0.76
Less Distributions:
Net Investment Income	(0.26)	(0.36)	(0.84)	(0.54)	(0.12)
Net Realized Gains	—	—	—	(0.10)	(0.06)
Total Distributions	(0.26)	(0.36)	(0.84)	(0.64)	(0.18)
Net Asset Value, End of Year	$9.68	$9.35	$8.94	$9.81	$11.81
Total Return	6.54%	8.79%	(0.49%)	(12.22%)	6.89%
Net Assets, End of Year (thousands)	$229,149	$206,668	$199,047	$209,274	$220,920
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.11%	0.11%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.93%	3.11%	3.85%	7.49%	4.16%
Portfolio Turnover Rate	12%	25%	22%	46%	17%

# Computed using average shares outstanding.

93

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional VA Global Moderate Allocation Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$16.78	$14.23	$13.73	$16.30	$13.19
Income from Investment Operations#
Net Investment Income (Loss)	0.45	0.39	0.22	0.24	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	1.77	2.72	0.70	(2.06)	3.27
Total from Investment Operations	2.22	3.11	0.92	(1.82)	3.43
Less Distributions:
Net Investment Income	(0.45)	(0.40)	(0.21)	(0.23)	(0.15)
Net Realized Gains	(0.10)	(0.16)	(0.21)	(0.52)	(0.17)
Total Distributions	(0.55)	(0.56)	(0.42)	(0.75)	(0.32)
Net Asset Value, End of Year	$18.45	$16.78	$14.23	$13.73	$16.30
Total Return	13.57%	22.36%	6.76%	(11.67%)	26.33%
Net Assets, End of Year (thousands)	$267,911	$228,816	$178,939	$162,053	$182,112
Ratio of Expenses to Average Net Assets ‡^	0.28%	0.28%	0.28%	0.28%	0.29%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) ‡^	0.43%	0.44%	0.44%	0.45%	0.46%
Ratio of Net Investment Income to Average Net Assets	2.67%	2.44%	1.56%	1.61%	1.03%
Portfolio Turnover Rate	10%	8%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.19%	0.20%	0.20%	0.20%	0.21%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

94

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional VA Equity Allocation Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$16.21	$12.84	$12.52	$15.68	$10.98
Income from Investment Operations#
Net Investment Income (Loss)	0.29	0.27	0.24	0.27	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	2.55	3.70	0.67	(2.35)	4.71
Total from Investment Operations	2.84	3.97	0.91	(2.08)	4.93
Less Distributions:
Net Investment Income	(0.30)	(0.30)	(0.24)	(0.32)	(0.20)
Net Realized Gains	(0.19)	(0.30)	(0.35)	(0.76)	(0.03)
Total Distributions	(0.49)	(0.60)	(0.59)	(1.08)	(0.23)
Net Asset Value, End of Year	$18.56	$16.21	$12.84	$12.52	$15.68
Total Return	17.91%	31.69%	7.35%	(14.25%)	45.39%
Net Assets, End of Year (thousands)	$259,674	$187,881	$114,020	$98,184	$101,923
Ratio of Expenses to Average Net Assets ‡^	0.31%	0.31%	0.31%	0.31%	0.32%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) ‡^	0.48%	0.48%	0.49%	0.49%	0.52%
Ratio of Net Investment Income to Average Net Assets	1.72%	1.81%	1.80%	1.96%	1.56%
Portfolio Turnover Rate	6%	11%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.20%	0.20%	0.20%	0.21%	0.23%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

95

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Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’ SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor —you are a client of an investment advisor  who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc.-Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-004

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

U.S. EQUITY

U.S. Social Core Equity 2 Portfolio (DFUEX)

INTERNATIONAL EQUITY

International Social Core Equity Portfolio (DSCLX)
Emerging Markets Social Core Equity Portfolio (DFESX)

GLOBAL EQUITY

Global Social Core Equity Portfolio (DGBEX)

FIXED INCOME

DFA Social Fixed Income Portfolio (DSFIX)

This Prospectus describes the Institutional Class shares of each Portfolio which:
Are for long-term investors.
Are generally only available to institutional investors and clients of registered investment advisors.
Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[THIS PAGE INTENTIONALLY LEFT BLANK]

U.S. Social Core Equity 2 Portfolio

Investment Objective

The investment objective of the U.S. Social Core Equity 2 Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.18%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.22%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 10% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Social Core Equity 2 Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Social Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it

1

represents) of U.S. operating companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe, while excluding companies based on the Portfolio’s social issue screens. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. Additionally, the representation of securities in the Portfolio as compared to their representation in the U.S. Universe may be affected by the Portfolio’s social issue screens.

As a non-fundamental policy, under normal circumstances, the U.S. Social Core Equity 2 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Social Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Social Core Equity 2 Portfolio also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s social criteria.

The U.S. Social Core Equity 2 Portfolio may lend its portfolio securities to generate additional income.

The U.S. Social Core Equity 2 Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens, which are monitored by, or based upon information from, an independent third party. The Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens, as further discussed below. The Portfolio’s social issue screens are designed to identify companies that: (1) earn at least 10% of their total annual revenue through the production and/or sale of conventional or nuclear weapons, their weapon systems, or key intended components of these products, or the provision of weapon systems support and service related to nuclear weapons, such as the repair and maintenance of nuclear weapons; (2) have demonstrated complicity in genocide in Sudan, for example, by having ties to the Sudanese military or government, selling or distributing military equipment to a party based in Sudan or operating within Sudan borders, or generating 10% or more of its total assets or revenues in Sudan from the oil, mineral or power sectors; (3) earn at least 10% of their total annual revenue through the production and/or sale of tobacco (this criteria does not cover products designed as an aid to quit smoking), alcoholic beverages as an intoxicating agent (this criteria does not cover packaging such as bottles, cans, corks or caps), or cannabis products; (4) earn at least 10% of their total annual revenue from the ownership or operation of gambling facilities, licensing their brand name to gambling products, or providing support or services to the gambling industry; (5) directly participate in abortions, or develop or manufacture abortive agents or contraceptives; (6) earn at least 10% of their total annual revenue from the retail, distribution or production of pornographic products (this criteria does not cover companies that offer content sharing platforms that are not pornography focused but allow third-party users to upload pornographic content; (7) are involved in the production of landmines, cluster munitions, or key intended components of such weapons; (8) produce firearms (i.e., using an explosive charge as a propellant) intended for civilian use; (9) have had involvement in severe child labor controversies (factors that may be considered for determining severity include, but are not limited to, a history of involvement in child labor-related legal cases, widespread or egregious instances of child labor, resistance to improved practices, and criticism by non-governmental organizations and/or other third-party

2

observers); (10) conduct stem cell research using cells derived from human embryos or fetal tissue, or use fetal cell lines in the development of vaccines or other biopharmaceuticals; (11) operate or manage, or provide staffing services to, for-profit correctional and/or detention facilities (this criteria does not cover provision of maintenance or non-management services, including staffing for such services); (12) have material involvement in severe environmental, social or governance controversies that indicate operations inconsistent with responsible business conduct standards, such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises; (13) have relatively high carbon intensity or potential emissions from reserves or scaled potential emissions from reserves; and/or (14) have thermal or metallurgical coal reserves.

The U.S. Social Core Equity 2 Portfolio may modify this list of social issue screens, at any time, without prior shareholder approval or notice. (See “Additional Information on Investment Objectives and Policies—Applying the Portfolios’ Social Criteria” in this Prospectus.)

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Social Investment Risk: A fund with social issue screens may limit the number of investment opportunities available to the fund, and as a result, at times the Portfolio may underperform funds that are not subject to such special investment conditions. For example, a fund with social issue screens may decline to purchase certain securities when it is otherwise advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. There is no guarantee that a fund’s investments will reflect the social considerations of any particular investor.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

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Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Social Core Equity 2 Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
23.06% 2020, Q2	-26.41% 2020, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Social Core Equity 2 Portfolio
Return Before Taxes	15.96%	13.34%	13.53%
Return After Taxes on Distributions	15.71%	12.65%	12.81%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.61%	10.51%	11.11%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information
The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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International Social Core Equity Portfolio

Investment Objective

The investment objective of the International Social Core Equity Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.22%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.26%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the International Social Core Equity Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The International Social Core Equity Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with developed markets that have been authorized for

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investment by the Advisor’s Investment Committee (the “International Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the International Universe, while excluding securities of certain companies based on the Portfolio’s social issue screens. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. Additionally, the representation of securities in the Portfolio as compared to their representation in the International Universe may be affected by the Portfolio’s social issue screens.

The International Social Core Equity Portfolio intends to purchase securities of companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization.

The Advisor may also increase or reduce the International Social Core Equity Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The International Social Core Equity Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may purchase or sell futures contracts and options on futures contracts for approved market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s social criteria.

The International Social Core Equity Portfolio may lend its portfolio securities to generate additional income.

The International Social Core Equity Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens, which are monitored by, or based upon information from, an independent third party. The Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens, as further discussed below. The Portfolio’s social issue screens are designed to identify companies that: (1) earn at least 10% of their total annual revenue through the production and/or sale of conventional or nuclear weapons, their weapon systems, or key intended components of these products, or the provision of weapon systems support and service related to nuclear weapons, such as the repair and maintenance of nuclear weapons; (2) have demonstrated complicity in genocide in Sudan, for example, by having ties to the Sudanese military or government, selling or distributing military equipment to a party based in Sudan or operating within Sudan borders, or generating 10% or more of its total assets or revenues in Sudan from the oil, mineral or power sectors; (3) earn at least 10% of their total annual revenue through the production and/or sale of tobacco (this criteria does not cover products designed as an aid to quit smoking), alcoholic beverages as an intoxicating agent (this criteria does not cover packaging such as bottles, cans, corks or caps), or cannabis products; (4) earn at least 10% of their total annual revenue from the ownership or operation of gambling facilities, licensing their brand name to gambling products, or providing support or services to the gambling industry; (5) directly participate in abortions, or develop or manufacture abortive agents or contraceptives; (6) earn at least 10% of their total annual revenue from the retail, distribution or production of pornographic products (this criteria does not cover companies that offer content

7

sharing platforms that are not pornography focused but allow third-party users to upload pornographic content; (7) are involved in the production of landmines, cluster munitions, or key intended components of such weapons; (8) produce firearms (i.e., using an explosive charge as a propellant) intended for civilian use; (9) have had involvement in severe child labor controversies (factors that may be considered for determining severity include, but are not limited to, a history of involvement in child labor-related legal cases, widespread or egregious instances of child labor, resistance to improved practices, and criticism by non-governmental organizations and/or other third-party observers); (10) conduct stem cell research using cells derived from human embryos or fetal tissue, or use fetal cell lines in the development of vaccines or other biopharmaceuticals; (11) operate or manage, or provide staffing services to, for-profit correctional and/or detention facilities (this criteria does not cover provision of maintenance or non-management services, including staffing for such services); (12) have material involvement in severe environmental, social or governance controversies that indicate operations inconsistent with responsible business conduct standards, such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises; (13) have relatively high carbon intensity or potential emissions from reserves or scaled potential emissions from reserves; and/or (14) have thermal or metallurgical coal reserves.

The International Social Core Equity Portfolio may modify this list of social issue screens, at any time, without prior shareholder approval or notice. (See “Additional Information on Investment Objectives and Policies—Applying the Portfolios’ Social Criteria” in this Prospectus.)

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders

8

of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Social Investment Risk: A fund with social issue screens may limit the number of investment opportunities available to the fund, and as a result, at times the Portfolio may underperform funds that are not subject to such special investment conditions. For example, a fund with social issue screens may decline to purchase certain securities when it is otherwise advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. There is no guarantee that a fund’s investments will reflect the social considerations of any particular investor.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and

9

after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

International Social Core Equity Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
19.23% 2020, Q2	-28.77% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
International Social Core Equity Portfolio
Return Before Taxes	37.76%	10.12%	8.99%
Return After Taxes on Distributions	36.53%	9.28%	8.24%
Return After Taxes on Distributions and Sale of Portfolio Shares	23.01%	7.85%	7.16%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

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• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• William B. Collins-Dean, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

11

Emerging Markets Social Core Equity Portfolio

Investment Objective

The investment objective of the Emerging Markets Social Core Equity Portfolio (the “Portfolio”) is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.44%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 11% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the Emerging Markets Social Core Equity Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Emerging Markets Social Core Equity Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with emerging markets authorized for investment by

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the Advisor’s Investment Committee (“Approved Markets”), which may include frontier markets (emerging market countries in an earlier stage of development) (the “Emerging Markets Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the Emerging Markets Universe, while excluding securities of certain emerging markets companies based upon the Portfolio’s social issue screens. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the Emerging Markets Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. Additionally, the representation of securities in the Portfolio as compared to their representation in the Emerging Markets Universe may be affected by the Portfolio’s social issue screens.

The Advisor may also increase or reduce the Emerging Markets Social Core Equity Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

As a non-fundamental policy, under normal circumstances, the Emerging Markets Social Core Equity Portfolio will invest at least 80% of its net assets in emerging markets equity securities that are defined in the prospectus as Approved Markets securities. The Portfolio may gain exposure to companies in Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may also invest in China A-shares (equity securities of companies listed in China) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

The Emerging Markets Social Core Equity Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Markets or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s social criteria.

The Emerging Markets Social Core Equity Portfolio may lend its portfolio securities to generate additional income.

The Emerging Markets Social Core Equity Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens, which are monitored by, or based upon information from, an independent third party. The Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens, as further discussed below. The Portfolio’s social issue screens are designed to identify companies that: (1) earn at least 10% of their total annual revenue through the production and/or sale of conventional or nuclear weapons, their weapon systems, or key intended components of these products, or the provision of weapon systems support and service related to nuclear weapons, such as the repair and maintenance of nuclear weapons; (2) have demonstrated complicity in genocide in Sudan, for example, by having ties to the Sudanese military or government, selling or distributing military equipment to a party based in Sudan or operating within Sudan borders, or generating 10% or more of its total assets or revenues in Sudan from the oil, mineral or power sectors; (3) earn at least 10% of their total annual revenue through the production and/or sale of tobacco (this criteria does not cover products designed as an aid to quit smoking), alcoholic beverages as an intoxicating agent (this criteria does not cover packaging such as bottles, cans, corks or caps), or cannabis products; (4) earn at least 10% of their total annual revenue from the ownership or operation of gambling facilities, licensing their brand name to gambling products, or providing support or services to the gambling industry; (5) directly participate in abortions,

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or develop or manufacture abortive agents or contraceptives; (6) earn at least 10% of their total annual revenue from the retail, distribution or production of pornographic products (this criteria does not cover companies that offer content sharing platforms that are not pornography focused but allow third-party users to upload pornographic content; (7) are involved in the production of landmines, cluster munitions, or key intended components of such weapons; (8) produce firearms (i.e., using an explosive charge as a propellant) intended for civilian use; (9) have had involvement in severe child labor controversies (factors that may be considered for determining severity include, but are not limited to, a history of involvement in child labor-related legal cases, widespread or egregious instances of child labor, resistance to improved practices, and criticism by non-governmental organizations and/or other third-party observers); (10) conduct stem cell research using cells derived from human embryos or fetal tissue, or use fetal cell lines in the development of vaccines or other biopharmaceuticals; (11) operate or manage, or provide staffing services to, for-profit correctional and/or detention facilities (this criteria does not cover provision of maintenance or non-management services, including staffing for such services); (12) have material involvement in severe environmental, social or governance controversies that indicate operations inconsistent with responsible business conduct standards, such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises; (13) have relatively high carbon intensity or potential emissions from reserves or scaled potential emissions from reserves; and/or (14) have thermal or metallurgical coal reserves.

The Emerging Markets Social Core Equity Portfolio may modify this list of social issue screens, at any time, without prior shareholder approval or notice. (See “Additional Information on Investment Objectives and Policies—Applying the Portfolios’ Social Criteria” in this Prospectus.)

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the

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private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Social Investment Risk: A fund with social issue screens may limit the number of investment opportunities available to the fund, and as a result, at times the Portfolio may underperform funds that are not subject to such special

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investment conditions. For example, a fund with social issue screens may decline to purchase certain securities when it is otherwise advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. There is no guarantee that a fund’s investments will reflect the social considerations of any particular investor.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Emerging Markets Social Core Equity Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
21.30% 2020, Q4	-28.29% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Emerging Markets Social Core Equity Portfolio
Return Before Taxes	30.18%	6.31%	9.04%
Return After Taxes on Distributions	29.33%	5.49%	8.33%
Return After Taxes on Distributions and Sale of Portfolio Shares	18.46%	4.72%	7.19%
MSCI Emerging Markets Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	33.57%	4.20%	8.42%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• William B. Collins-Dean, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Global Social Core Equity Portfolio

Investment Objective

The investment objective of the Global Social Core Equity Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.06%
Acquired Fund Fees & Expenses	0.26%
Recovery of Previously Assumed Expenses[1]	0.02%
Total Annual Fund Operating Expenses	0.34%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed in certain instances to assume certain expenses of the Portfolio. The Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any expenses previously assumed up to thirty-six months after such expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 7% of the average value of its investment portfolio.

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Principal Investment Strategies

The Global Social Core Equity Portfolio is a “fund of funds,” which means that the Portfolio generally allocates its assets among other mutual funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it also has the ability to invest directly in securities and derivatives. To achieve the Portfolio’s and the Underlying Funds’ (defined below) investment objectives, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s and the Underlying Funds’ designs emphasize long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Global Social Core Equity Portfolio is designed to provide exposure to a broad portfolio of equity securities of U.S. and non-U.S. companies, with a meaningful emphasis on smaller capitalization, lower relative price, and higher profitability companies, by primarily purchasing shares of U.S. Social Core Equity 2 Portfolio, International Social Core Equity Portfolio, and Emerging Markets Social Core Equity Portfolio (the “Underlying Funds”). The Portfolio may have exposure to companies in all the market capitalization ranges. Periodically, the Advisor will review the allocations for the Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders. Additionally, the representation of securities in the Underlying Funds as compared to their representation in the U.S. and non-U.S. markets may be affected by the Underlying Funds’ social issue screens.

As a non-fundamental policy, under normal circumstances, at least 80% of the Global Social Core Equity Portfolio’s net assets will be invested directly, or indirectly through its investment in the Underlying Funds, in equity securities. The Portfolio, directly or indirectly through its investment in the Underlying Funds, intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio, directly or indirectly through its investment in the Underlying Funds, invests approximately 61% of its net assets in U.S. companies. This percentage will change due to market conditions.

The Advisor may also increase or reduce the Global Social Core Equity Portfolio’s and/or Underlying Funds’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Global Social Core Equity Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. The Portfolio and international and emerging markets Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates, or to transfer balances from one currency to another.

In addition, the Global Social Core Equity Portfolio and each Underlying Fund may invest in exchange-traded funds (“ETFs”) for the purposes of gaining exposure to the equity markets, while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds. The Portfolio and Underlying Funds may invest in such money market funds and other short-term investments to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s social criteria.

The Global Social Core Equity Portfolio and Underlying Funds may lend their portfolio securities to generate additional income.

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The Global Social Core Equity Portfolio and each Underlying Fund seek to purchase securities that are consistent with the Portfolio’s and Underlying Funds’ social issue screens, which are monitored by, or based upon information from, an independent third party. The Portfolio and each Underlying Fund seek to exclude from their investment portfolios those companies that are identified by the Portfolio’s and Underlying Funds’ social issue screens, as further discussed below. The Portfolio’s and Underlying Funds’ social issue screens are designed to identify companies that: (1) earn at least 10% of their total annual revenue through the production and/or sale of conventional or nuclear weapons, their weapon systems, or key intended components of these products, or the provision of weapon systems support and service related to nuclear weapons, such as the repair and maintenance of nuclear weapons; (2) have demonstrated complicity in genocide in Sudan, for example, by having ties to the Sudanese military or government, selling or distributing military equipment to a party based in Sudan or operating within Sudan borders, or generating 10% or more of its total assets or revenues in Sudan from the oil, mineral or power sectors; (3) earn at least 10% of their total annual revenue through the production and/or sale of tobacco (this criteria does not cover products designed as an aid to quit smoking), alcoholic beverages as an intoxicating agent (this criteria does not cover packaging such as bottles, cans, corks or caps), or cannabis products; (4) earn at least 10% of their total annual revenue from the ownership or operation of gambling facilities, licensing their brand name to gambling products, or providing support or services to the gambling industry; (5) directly participate in abortions, or develop or manufacture abortive agents or contraceptives; (6) earn at least 10% of their total annual revenue from the retail, distribution or production of pornographic products (this criteria does not cover companies that offer content sharing platforms that are not pornography focused but allow third-party users to upload pornographic content; (7) are involved in the production of landmines, cluster munitions, or key intended components of such weapons; (8) produce firearms (i.e., using an explosive charge as a propellant) intended for civilian use; (9) have had involvement in severe child labor controversies (factors that may be considered for determining severity include, but are not limited to, a history of involvement in child labor-related legal cases, widespread or egregious instances of child labor, resistance to improved practices, and criticism by non-governmental organizations and/or other third-party observers); (10) conduct stem cell research using cells derived from human embryos or fetal tissue, or use fetal cell lines in the development of vaccines or other biopharmaceuticals; (11) operate or manage, or provide staffing services to, for-profit correctional and/or detention facilities (this criteria does not cover provision of maintenance or non-management services, including staffing for such services); (12) have material involvement in severe environmental, social or governance controversies that indicate operations inconsistent with responsible business conduct standards, such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises; (13) have relatively high carbon intensity or potential emissions from reserves or scaled potential emissions from reserves; and/or (14) have thermal or metallurgical coal reserves.

The Global Social Core Equity Portfolio and each Underlying Fund may modify their lists of social issue screens, at any time, without prior shareholder approval or notice.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a

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fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Social Investment Risk: A fund with social issue screens may limit the number of investment opportunities available to the fund, and as a result, at times the Portfolio may underperform funds that are not subject to such special investment conditions. For example, a fund with social issue screens may decline to purchase certain securities when it is otherwise advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. There is no guarantee that a fund’s investments will reflect the social considerations of any particular investor.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio and each Underlying Fund do not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for

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non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Global Social Core Equity Portfolio Institutional Class Shares —Total Returns

January 2020-December 2025

Highest Quarter	Lowest Quarter
21.41% 2020, Q2	-27.28% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
Global Social Core Equity Portfolio
Return Before Taxes	22.64%	11.41%	12.12%	[1]
Return After Taxes on Distributions	22.13%	10.82%	11.52%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	13.73%	8.94%	9.63%	[1]
MSCI All Country World IMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	22.06%	10.75%	12.09%	[1]

1.	Since inception November 19, 2019.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2019).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2019).

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Social Fixed Income Portfolio

Investment Objective

The investment objective of the DFA Social Fixed Income Portfolio (the “Social Fixed Income Portfolio” or the “Portfolio”) is to seek to maximize total returns. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.18%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.22%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 30% of the average value of its investment portfolio.

Principal Investment Strategies

The Social Fixed Income Portfolio seeks to achieve its investment objective through exposure to a broad portfolio of investment grade debt securities (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)) of U.S. and non-U.S. corporate and government issuers while excluding securities of corporate and certain non-sovereign government issuers based upon the Portfolio’s social issue screens. Dimensional Fund Advisors LP (the “Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries.

As a non-fundamental policy, under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in fixed income securities considered to be investment grade quality.

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The Social Fixed Income Portfolio will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected incremental return on investment for holding securities having longer-term maturities as compared to shorter-term maturities. In managing the Portfolio, the Advisor will increase or decrease investment exposure to intermediate-term securities depending on the expected term premium and also increase or decrease investment exposure to non-government securities depending on the expected credit premium.

The Social Fixed Income Portfolio invests in U.S. and foreign corporate debt securities with an investment grade credit rating and may emphasize such investments in U.S. and foreign corporate debt securities rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s). The Portfolio will increase or decrease investment exposure to these lower rated debt securities depending on the expected credit premium. The Portfolio will also invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and its instrumentalities.

The Social Fixed Income Portfolio primarily invests in securities that mature within twenty years from the date of settlement. Under normal circumstances, the Portfolio will generally maintain a weighted average duration of no more than one quarter year greater than, and no less than one year below, the weighted average duration of the Bloomberg U.S. Aggregate Bond Index, which was approximately 5.98 years as of December 31, 2025. From time to time, the Portfolio may deviate from this duration range when the Advisor determines it to be appropriate under the circumstances. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Social Fixed Income Portfolio’s investments may include securities denominated in foreign currencies. The Portfolio intends to hedge foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency rates. The Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Social Fixed Income Portfolio may lend its portfolio securities to generate additional income.

The Social Fixed Income Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens, which are monitored by, or based upon information from, an independent third party. The Portfolio seeks to exclude from its investment portfolio securities of those companies that are identified by the Portfolio’s social issue screens, as further discussed below. The Portfolio’s social issue screens are designed to identify companies that: (1) earn at least 10% of their total annual revenue through the production and/or sale of conventional or nuclear weapons, their weapon systems, or key intended components of these products, or the provision of weapon systems support and service related to nuclear weapons, such as the repair and maintenance of nuclear weapons; (2) have demonstrated complicity in genocide in Sudan, for example, by having ties to the Sudanese military or government, selling or distributing military equipment to a party based in Sudan or operating within Sudan borders, or generating 10% or more of its total assets or revenues in Sudan from the oil, mineral or power sectors; (3) earn at least 10% of their total annual revenue through the production and/or sale of tobacco (this criteria does not cover products designed as an aid to quit smoking), alcoholic beverages as an intoxicating agent (this criteria does not cover packaging such as bottles, cans, corks or caps), or cannabis products; (4) earn at least 10% of their total annual revenue from the ownership or operation of gambling facilities, licensing their brand name to gambling products, or providing support or services to the gambling industry; (5) directly participate in abortions, or develop or manufacture abortive agents or contraceptives; (6) earn at least 10% of their total annual revenue from the retail, distribution or production of pornographic products (this criteria does not cover companies that offer content

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sharing platforms that are not pornography focused but allow third-party users to upload pornographic content; (7) are involved in the production of landmines, cluster munitions, or key intended components of such weapons; (8) produce firearms (i.e., using an explosive charge as a propellant) intended for civilian use; (9) have had involvement in severe child labor controversies (factors that may be considered for determining severity include, but are not limited to, a history of involvement in child labor-related legal cases, widespread or egregious instances of child labor, resistance to improved practices, and criticism by non-governmental organizations and/or other third-party observers); (10) conduct stem cell research using cells derived from human embryos or fetal tissue, or use fetal cell lines in the development of vaccines or other biopharmaceuticals; (11) operate or manage, or provide staffing services to, for-profit correctional and/or detention facilities (this criteria does not cover provision of maintenance or non-management services, including staffing for such services); (12) have material involvement in severe environmental, social or governance controversies that indicate operations inconsistent with responsible business conduct standards, such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises; (13) have relatively high carbon intensity or potential emissions from reserves or scaled potential emissions from reserves; and/or (14) have thermal or metallurgical coal reserves.

In addition to excluding securities of corporate issuers based upon the Social Fixed Income Portfolio’s social issue screens, the Portfolio also will generally exclude securities of supranational organizations and certain non-sovereign governmental agencies (both U.S. and non-U.S.) that may be less sustainable as compared to other similar issuers, based upon considerations 13 and 14. The Portfolio’s investments in securities of U.S. and non-U.S. sovereign issuers are not subject to the other screens identified above. The Advisor, however, considers securities issued by the U.S. Treasury and certain U.S. agencies and instrumentalities that are not subject to the Portfolio’s social issue screens identified above to be consistent with the Portfolio’s strategy of investing in social investments.

The Social Fixed Income Portfolio may modify this list of social issue screens, at any time, without prior shareholder approval or notice. (See “Additional Information on Investment Objectives and Policies—Applying the Portfolios’ Social Criteria” in this Prospectus.)

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Social Investment Risk: A fund with social issue screens may limit the number of investment opportunities available to the fund, and as a result, at times the Portfolio may underperform funds that are not subject to such special investment conditions. For example, a fund with social issue screens may decline to purchase certain securities when it is otherwise advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. There is no guarantee that a fund’s investments will reflect the social considerations of any particular investor.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the

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United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

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Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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DFA Social Fixed Income Portfolio Institutional Class Shares —Total Returns

January 2017-December 2025

Highest Quarter	Lowest Quarter
6.63% 2023, Q4	-6.38% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
DFA Social Fixed Income Portfolio
Return Before Taxes	7.07%	-0.13%	1.93%	[1]
Return After Taxes on Distributions	5.40%	-1.42%	0.82%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	4.17%	-0.64%	1.00%	[1]
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes on sales)	7.30%	-0.36%	1.72%	[1]

1.	Since inception April 5, 2016.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2016).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2016).

• Lacey N. Huebel, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objectives and Policies

DFA Investment Dimensions Group Inc. (the “Fund”) offers a variety of investment portfolios. Each of the Fund’s portfolios has its own investment objective and policies, and is the equivalent of a separate mutual fund. Each Portfolio described in this Prospectus is designed for long-term investors.

INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Portfolios.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

U.S. Social Core Equity 2 Portfolio

The investment objective of the U.S. Social Core Equity 2 Portfolio is to achieve long-term capital appreciation. The Portfolio seeks to achieve its investment objective by purchasing a broad and diverse group of equity securities within a market capitalization weighted universe of U.S. operating companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies relative to the U.S. Universe, while excluding securities of companies based upon the Portfolio’s social issue screens. (See “Applying the Portfolios’ Social Criteria” in this Prospectus). The Advisor generally defines the U.S. Universe as a market capitalization weighted set of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Market capitalization weighted means that a company’s weighting in the U.S. Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. The higher the company’s relative market capitalization, the greater its representation. The meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors, such as price-to-cash-flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may also adjust the representation in the U.S. Social Core Equity 2 Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. The Advisor may decrease the amount that the Portfolio invests in small capitalization companies that have lower profitability and/or higher relative prices. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization companies within the U.S. Universe based on such investment characteristics. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time.

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The U.S. Social Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The above-referenced investments are not subject to, though they may incorporate, the Portfolio’s social criteria.

The U.S. Social Core Equity 2 Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the U.S. Social Core Equity 2 Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses. The above-referenced investments are not subject to, though they may incorporate, the Portfolio’s social criteria.

International Social Core Equity Portfolio

The investment objective of the International Social Core Equity Portfolio is to achieve long-term capital appreciation. The Portfolio seeks to achieve its investment objective by purchasing a broad and diverse group of equity securities within a market capitalization weighted universe of non-U.S. companies associated with developed markets that have been authorized for investment by the Advisor’s Investment Committee (the “International Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the International Universe, while excluding securities of certain companies based on the Portfolio’s social issue screens. (See “Applying the Portfolios’ Social Criteria” in this Prospectus). For the purposes of this Portfolio, the Advisor defines the International Universe as a market capitalization weighted set of non-U.S. companies associated with developed markets that have been authorized as approved markets for investment by the Advisor’s Investment Committee. Market capitalization weighted means that a company’s weighting in the International Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. The higher the company’s relative market capitalization, the greater its representation. As of the date of this Prospectus, the following markets have been authorized for investment for the Portfolio and comprise the International Universe: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (collectively, the "Approved Markets"). The Advisor will determine, in its discretion, when and whether to invest in countries that have been authorized as Approved Markets, depending on a number of factors, including, but not limited to, asset growth in the Portfolio, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets. Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Portfolio from time to time. Also, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. (For a description of the securities approved for investment, see “Approved Markets”).

The meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies for the International Social Core Equity Portfolio may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors, such as price-to-cash-flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor may also adjust the representation in the International Social Core Equity Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. The Advisor may decrease the amount that the Portfolio invests in

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small capitalization companies that have lower profitability and/or higher relative prices. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time.

The International Social Core Equity Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Markets or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

The International Social Core Equity Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses. The above-referenced investments are not subject to, though they may incorporate, the International Social Core Equity Portfolio’s social criteria.

Emerging Markets Social Core Equity Portfolio

The investment objective of the Emerging Markets Social Core Equity Portfolio is to achieve long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing in companies associated with emerging markets designated by the Investment Committee of the Advisor (“Approved Markets”). Emerging markets approved for investment may include countries in an earlier stage of development that are sometimes referred to as frontier markets. As of the date of this Prospectus, the Portfolio invests in the following countries that are designated as Approved Markets: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and United Arab Emirates. The Advisor will determine, in its discretion, when and whether to invest in countries that have been authorized as Approved Markets, depending on a number of factors, including, but not limited to, asset growth in the Portfolio, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor may designate other countries as Approved Markets for investment in the future, in addition to the countries identified above, or the Investment Committee may remove one or more countries from the list of Approved Markets. Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Portfolio from time to time. In addition, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. (For a description of the securities approved for investment, see “Approved Markets”).

The Emerging Markets Social Core Equity Portfolio seeks to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with emerging markets (the “Emerging Markets Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the Emerging Markets Universe, while excluding securities of certain emerging markets companies based upon the Portfolio’s social issue screens. (See “Applying the Portfolios’ Social Criteria” in this Prospectus). The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the Emerging Markets Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and

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profitability are subject to change from time to time. The Advisor may also adjust the representation in the Emerging Markets Social Core Equity Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. The Advisor may decrease the amount that the Portfolio invests in small capitalization companies that have lower profitability and/or higher relative prices. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time.

In determining which countries are eligible markets for the Emerging Markets Social Core Equity Portfolio, the Advisor may consider various factors, including, without limitation, the classification of countries recognized by global index providers, market liquidity, relative availability of information to investors, government regulation, including fiscal and foreign exchange repatriation rules, the availability of other access to these markets, clearing and settlement processes, taxes, fees, duties, and other costs of transacting in the market, and observance of property rights. Approved Markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Portfolio.

Pending the investment of new capital in Approved Markets securities, the Emerging Markets Social Core Equity Portfolio will typically invest in money market instruments or other highly liquid debt instruments including those denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, the Portfolio may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Portfolio does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances.

The Emerging Markets Social Core Equity Portfolio also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it may be necessary or advisable for the Portfolio to establish a wholly-owned subsidiary or a trust for the purpose of investing in the local markets.

The Portfolio does not seek current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

The Emerging Markets Social Core Equity Portfolio may also invest in ETFs, including ETFs managed by the Advisor, that provide exposure to Approved Markets or other equity markets, including the United States, for the purposes of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Emerging Markets Social Core Equity Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses. The Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Markets or other equity market securities and indices, including those of the United States, to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The above-referenced investments are not subject to, though they may incorporate, the Portfolio’s social criteria.

The Emerging Markets Social Core Equity Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together “Stock Connect”) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

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Global Social Core Equity Portfolio

The Global Social Core Equity Portfolio is a “fund of funds,” which means the Global Social Core Equity Portfolio generally allocates its assets among other funds managed by the Advisor although it also has the ability to invest directly in securities and derivatives. The Global Social Core Equity Portfolio seeks to achieve exposure to a broad portfolio of securities of U.S. and non-U.S. companies, with a meaningful emphasis on smaller capitalization, lower relative price, and higher profitability companies, by primarily purchasing shares of U.S. Social Core Equity 2 Portfolio, International Social Core Equity Portfolio, and Emerging Markets Social Core Equity Portfolio (the “Underlying Funds”). The Global Social Core Equity Portfolio may have exposure to companies in all the market capitalization ranges. For a complete description of the investment objectives and policies, portfolio structure and transactions for each Underlying Fund, see “U.S. Social Core Equity 2 Portfolio”; “International Social Core Equity Portfolio”; and “Emerging Markets Social Core Equity Portfolio.” Periodically, the Advisor will review the allocations for the Global Social Core Equity Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders. As of the date of this Prospectus, the Global Social Core Equity Portfolio can invest, either directly or indirectly through its Underlying Funds, in the following countries that are designated as “Approved Markets”:

Developed Markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and United States.

Emerging Markets: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

The Global Social Core Equity Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. The Portfolio and Underlying Funds do not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The Portfolio and international and emerging markets Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates, or to transfer balances from one currency to another.

In addition, the Global Social Core Equity Portfolio and each Underlying Fund may invest in ETFs, including ETFs managed by the Advisor, for the purposes of gaining exposure to the equity markets, while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds. The Portfolio and Underlying Funds may invest in such money market funds and other short-term investments to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s social criteria.

As of the date of this Prospectus, the Portfolio is expected to invest mainly in the Underlying Funds listed above. Each Underlying Fund is a series of the Fund.

APPROVED MARKETS - INTERNATIONAL PORTFOLIOS

The International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio and Global Social Core Equity Portfolio (each an “International Portfolio” and collectively, the “International Portfolios”) invest in securities of Approved Markets (as identified above) listed on bona fide securities exchanges or traded on the over-the-counter markets. The Global Social Core Equity Portfolio invests in securities of Approved Markets directly, or indirectly through its investment in Underlying Funds.

These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one

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country. Approved Market securities are defined as securities that are associated with an Approved Market (“Approved Market Securities”) under the following criteria. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in a Portfolio’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. The International Portfolios also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

DESCRIPTION OF INVESTMENTS—DFA SOCIAL FIXED INCOME PORTFOLIO

The following is a description of the categories of investments that may be acquired by the DFA Social Fixed Income Portfolio. Deviations from these categories may occur due to holdings in securities received in connection with corporate actions or issuer-driven events.

1.  U.S. Government Obligations—Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market, such as mortgage TBAs.

3.  Corporate Debt Obligations—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which have received an investment grade rating by Moody's, Fitch or S&P, or an equivalent rating assigned by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, have been determined by the Advisor to be of comparable quality.

4.  Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will be acquired only from banks having assets in excess of $1,000,000,000.

5.  Commercial Paper—Rated, at the time of purchase, A1+ to A3 by S&P or Prime1 to Prime3 by Moody’s, or F1+ to F3 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least Baa3 by Moody’s or BBB- by S&P or Fitch.

6.  Repurchase Agreements—Instruments through which the DFA Social Fixed Income Portfolio purchases securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or other such counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total

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assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to the Portfolio’s investment restriction on illiquid investments. The Portfolio also will only invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.  Foreign Government and Agency Obligations—Bills, notes, bonds, and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.

8.  Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.

9.  Foreign Issuer Obligations—Debt securities of non-U.S. issuers that have received a rating of AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

10.  Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.  Money Market Funds—The DFA Social Fixed Income Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds. The securities purchased by the money market funds are not subject to the social issue screens that have been identified in this Prospectus. Investments in money market funds may involve a duplication of certain fees and expenses and are not a principal investment of the DFA Social Fixed Income Portfolio.

The categories of fixed income securities that may be acquired by the DFA Social Fixed Income Portfolio may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR) or the Treasury bill rate.

APPLYING THE PORTFOLIOS’ SOCIAL CRITERIA

The Portfolios each seek to purchase securities (with respect to Global Social Core Equity Portfolio, directly, or indirectly through its investment in Underlying Funds) that are consistent with the social issue screens that have been identified in this Prospectus for such Portfolio. The Fund and/or the Advisor have engaged independent third party Social Screen Portfolios Vendors to monitor and/or provide data with respect to each Portfolio’s social issue screens. As of the date of this Prospectus, MSCI ESG Research LLC and Institutional Shareholder Services Inc. have been engaged to be the Social Screen Portfolios Vendors. Although the Advisor evaluates the Social Screen Portfolios Vendors’ data coverage and quality and reviews the data methodology of each of its Social Screen Portfolios Vendors, the Vendors do not warrant or guarantee the accuracy and/or completeness of the data. For issuers where data is not available, the Social Screen Portfolios Vendors may estimate values based on defined estimation and modelling methodologies; however, the Vendors generally seek to prioritize reported data. The Fund or Advisor may also change or engage additional independent third party vendors from time to time. Each Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens.

The Portfolios’ social issue screens are designed to meet what the Advisor believes to be the social investing goals of the shareholders for which the Portfolios are designed; the exclusion, purchase, or sale of specific securities in a Portfolio should not be construed as reflecting a judgment by the Advisor or the Board of Directors of the Fund relating to any social issue.

Except as noted below, a Portfolio and the Advisor do not determine which securities to exclude pursuant to such Portfolio’s social issue screens. Instead, the Portfolios and the Advisor generally rely on the social investment research provided by the Social Screen Portfolios Vendors. The Social Screen Portfolios Vendors are generally in the business of providing social investment research on publicly traded companies. Through their research, the Social Screen Portfolios Vendors determine if and when a company’s activities are significant enough to warrant exclusion under a Portfolio’s social issue screens. The Social Screen Portfolios Vendors may periodically modify their social criteria screening process. With respect to the Portfolios’ social issue screens related to carbon and greenhouse gas

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emissions/reserves and coal, the Advisor uses data provided by the Social Screen Portfolios Vendors along with proprietary data to exclude securities of companies that the Advisor determines have higher carbon or greenhouse gas emissions/reserves or meaningful exposure to coal, as compared to other companies in the Portfolios’ investment universe. The exclusion of certain securities based on the social issue screens are applied at a company level. Indirect involvement, for example through ownership structures or franchising, may not lead to exclusion. Where the Advisor has no indication of involvement, the Advisor will deem there to be no involvement.

Each Portfolio will endeavor not to buy any security that fails the Portfolio’s social issue screens as indicated in the research provided by the Social Screen Portfolios Vendors or, for emissions-and coal-related screens, based on proprietary data and data provided by the Social Screen Portfolios Vendors. Because of this approach, a Portfolio may not invest in securities of certain types of companies, industries, and segments of the market. The Advisor will endeavor to ensure that each Portfolio’s investments are consistent with the social issue screens, but there can be no guarantee that every investment will do so. Even if an investment is not excluded by the social issue screens, the Advisor has the option of excluding the investment if it is determined to be unsuitable.

At times, each Portfolio may hold securities that do not meet the Portfolio’s social criteria, because for instance the securities ceased meeting the social criteria after the Portfolio bought them or the Portfolio obtained the securities despite the Portfolio’s social criteria due to inadvertent error, corporate action or otherwise. In addition, from time to time, data may be incomplete, inaccurate, or missing, resulting in certain investments being incorrectly included in or excluded from a Portfolio. The Advisor will seek to sell securities incorrectly held by the Portfolio within a reasonable period of time, considering turnover, liquidity, and associated trading costs. Although the Advisor will seek to minimize any adverse effect of holding or selling these securities on the value of a Portfolio’s investments, to the extent that costs or losses are realized, no remuneration will be due the Portfolio. Ordinarily, a Portfolio will sell the securities within 90 days of determining that the securities do not meet the social criteria. However, a Portfolio may sell the securities after a longer period if the Advisor believes that doing so will avoid a loss to the overall value of the Portfolio’s investments.

‘Revenue’ is generally the total annual sales and revenue from normal operating activities before the deduction of costs and taxes, with a preference placed on audited financial statements. When a breakdown of revenue by business activity is not available, estimates or derivations may be applied by the data provider based on ancillary information such as the company structure, business model, supply chain characteristics, and company financials. If revenue is not disclosed and cannot be estimated (e.g., there are no available financial statements), then revenue will be deemed to be zero.

‘Carbon intensity’ means a company’s most recently reported or estimated Scope 1 (direct) + Scope 2 (indirect) greenhouse gas emissions in carbon dioxide equivalents (CO2e) normalized by sales (metric tons CO2e per USD million sales). Greenhouse gases included are carbon dioxide (CO2), methane (CH4), nitrous oxide (N2O), hydrofluorocarbons (HFCs), perfluorocarbons (PFCs), sulfur hexafluoride (SF6), and Nitrogen trifluoride (NF3).

‘Potential emissions from reserves’ means an estimate of carbon dioxide produced if a company’s reserves of oil, gas, and coal were converted to energy, given estimated carbon and energy densities of the respective reserves. If potential emissions from reserves cannot be estimated (e.g., there is no information available on a company’s reserves of oil, gas, or coal), then potential emissions from reserves will be deemed to be zero.

‘Scaled potential emissions from reserves’ means potential emissions from reserves divided by the company’s assets (i.e., resources that a company owns or controls that have economic value). If potential emissions from reserves cannot be estimated (e.g., there is no information available on a company’s reserves of oil, gas, or coal), then scaled potential emissions from reserves will be deemed to be zero.

PORTFOLIO TRANSACTIONS—EQUITY PORTFOLIOS

In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor’s judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar

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transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policies of each Portfolio.

In attempting to respond to adverse market, economic, political, or other considerations, a Portfolio may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s principal investment strategies. In these circumstances, the Portfolio may be unable to achieve its investment objective.

PORTFOLIO STRATEGIES—DFA SOCIAL FIXED INCOME PORTFOLIO

In managing the DFA Social Fixed Income Portfolio, the Advisor places priority on efficiently managing portfolio turnover and keeping trading costs low. The DFA Social Fixed Income Portfolio will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected incremental return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities. At times when, in the Advisor’s judgment, eligible foreign securities do not offer expected term premiums that compare favorably with those offered by eligible U.S. securities, the DFA Social Fixed Income Portfolio will be invested primarily in the latter securities. The Advisor believes that expected credit premiums are available largely through investment in commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the DFA Social Fixed Income Portfolio will be chosen with a view to maximizing anticipated returns, net of trading costs.

In attempting to respond to adverse market, economic, political, or other considerations, the DFA Social Fixed Income Portfolio may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s principal investment strategies. In these circumstances, the DFA Social Fixed Income Portfolio may be unable to achieve its investment objective.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in a Portfolio will fluctuate, there is the risk that you will lose money. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolios.

The investment performance of the Global Social Core Equity Portfolio is affected by the investment performance of the Underlying Funds in which the Portfolio invests. The Portfolio also indirectly pays its proportionate share of the expenses of the Underlying Funds in which it invests. The ability of the Portfolio to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of the Portfolio’s assets among the Underlying Funds. Through its investments in the Underlying Funds, the Portfolio is subject to the risks of the Underlying Funds’ investments. The following includes a description of principal risks of the Portfolio and its Underlying Funds.

	U.S. Social Core Equity 2 Portfolio	International Social Core Equity Portfolio	Emerging Markets Social Core Equity Portfolio	Global Social Core Equity Portfolio	DFA Social Fixed Income Portfolio
Call Risk					X
China Investments Risk			X	X
Credit Risk					X
Cyber Security Risk	X	X	X	X	X
Depositary Receipts Risk		X	X	X
Derivatives Risk	X	X	X	X	X
Emerging Markets Risk			X	X

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	U.S. Social Core Equity 2 Portfolio	International Social Core Equity Portfolio	Emerging Markets Social Core Equity Portfolio	Global Social Core Equity Portfolio	DFA Social Fixed Income Portfolio
Equity Market Risk	X	X	X	X
Foreign Government Debt Risk					X
Foreign Securities and Currencies Risk		X	X	X	X
Fund of Funds Risk				X
Geographic Focus Risk		X	X
Income Risk					X
Interest Rate Risk					X
Liquidity Risk					X
Market Risk					X
Mortgage-Backed Securities Risk					X
Operational Risk	X	X	X	X	X
Profitability Investment Risk	X	X	X	X
Securities Lending Risk	X	X	X	X	X
Small and Mid-Cap Company Risk	X	X	X	X
Social Investment Risk	X	X	X	X	X
Value Investment Risk	X	X	X	X

Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a fund has invested in, the fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by Taiwan’s political and economic relationship with China. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes and defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could

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result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries, or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses.

Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. On December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position, which could adversely affect a fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Certain investments in Chinese companies may be made through a special structure known as a VIE. In a VIE structure, foreign investors, such as a fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived

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from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure generally, or with respect to certain industries. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a fund's returns and net asset value.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact a fund’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk: Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, a fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of

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securities prices, interest rates, currency exchange rates and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when the Portfolio is the seller of swaps and counterparty risk increases when the Portfolio is a buyer of swaps. In addition, where the Portfolio is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Emerging Markets Risk: Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy; (vi) higher degree of corruption and fraud; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; and (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries. Similar to foreign issuers, emerging market issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available, reliable and current financial and other information about such issuers, comparable to U.S. issuers. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

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Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which it invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of the fund of funds. Through its investments in underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters. Information about the countries in which the fund invested and the level of investment is available on the fund's website, and on the fund's Forms N-PORT and N-CSR filed with the SEC.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that

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rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Mortgage-Backed Securities Risk: Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or potentially more significant than risks associated with other types of debt instruments. Mortgage securities differ from typical debt securities in that principal is not paid back at maturity, but rather periodically over the life of the security. A fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because it may have to reinvest that money at the lower prevailing interest rates. As a result, mortgage securities may be less effective than some other types of debt securities as a means of securing long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. Conversely, in a period of rising interest rates, a fund may exhibit additional volatility since rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As interest rates rise mortgage borrowers are less likely to exercise prepayment options, which may reduce the value of these securities and potentially cause a fund to lose money. This is known as extension risk.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Social Investment Risk: The Portfolio’s social issue screens may limit the number of investment opportunities available to the Portfolio, and as a result, at times the Portfolio may underperform funds that are not subject to such special investment conditions. For example, the Portfolio may decline to purchase certain securities when it is otherwise advantageous to do so, or the Portfolio may sell certain securities for social reasons when it is otherwise disadvantageous to do so. There is no guarantee that the Portfolio’s investments will reflect the social considerations of any particular investor.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

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Other Information

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios.

Securities Loans

Each Portfolio is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While each Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. For information concerning the revenue from securities lending, see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio’s total assets, which includes the value of collateral received. To the extent a Portfolio loans a portion of its securities, the Portfolio will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. The securities purchased by the Short Term Series are not subject to the social issue screens that have been identified in this Prospectus. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios’ Statement of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. Each Portfolio will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio knows that a material event will occur. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “Principal Risks—Securities Lending Risk” for a discussion of the risks related to securities lending.

Securities Lending Revenue

During the fiscal year ended October 31, 2025, the following Portfolios received the following net revenues from a securities lending program (see “Securities Loans”), which constituted a percentage of the average daily net assets of each Portfolio as follows:

Portfolio	Net Revenue*	Percentage of Net Assets
U.S. Social Core Equity 2 Portfolio	$60,736	0.00%
International Social Core Equity Portfolio	$903,005	0.05%
Emerging Markets Social Core Equity Portfolio	$3,140,955	0.19%
DFA Social Fixed Income Portfolio	$66,148	0.01%

____________

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* The amounts included in the table above may differ from the amounts disclosed in the Portfolios’ annual financial statements due to timing differences, reconciliations, and certain other adjustments.

Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios. Pursuant to an Investment Management Agreement with the Fund on behalf of each Portfolio, the Advisor is responsible for the management of each of the Portfolio’s assets. Each of the Portfolios is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the Emerging Markets Social Core Equity Portfolio since 2010, the International Social Core Equity Portfolio and U.S. Social Core Equity 2 Portfolio since 2012, and the Global Social Core Equity Portfolio since 2019.

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio since 2015, the Global Social Core Equity Portfolio since 2019, and the U.S. Social Core Equity 2 Portfolio since 2024.

Ms. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Advisor in 2012, has been a portfolio manager since 2014, and has been responsible for the International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio since 2017.

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the DFA Social Fixed Income Portfolio since 2016.

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the DFA Social Fixed Income Portfolio since 2016.

Mr. Collins-Dean is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Collins-Dean holds an MBA from the University of Chicago and a BS from Wake Forest University. Mr. Collins-Dean joined the Advisor in 2014, has been a portfolio manager since 2016, and has been responsible for the International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio since 2019.

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Mr. Hertzer is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Hertzer holds an MBA from the University of California, Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined the Advisor in 2013, has been a portfolio manager since 2016, and has been responsible for the U.S. Social Core Equity 2 Portfolio since 2022.

Mr. Bhagwanjee is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Bhagwanjee holds an MBA from the University of Chicago Booth School of Business and a BS from Purdue University. Mr. Bhagwanjee joined the Advisor in 2014, has been a portfolio manager since 2017, and has been responsible for the Global Social Core Equity Portfolio since 2022.

Ms. Huebel is a Vice President and Senior Portfolio Manager of the Advisor. Ms. Huebel holds an MS from Kansas State University, an MA from the University of California-Santa Barbara, and a BS from Texas State University. Ms. Huebel joined the Advisor in 2012, has been a portfolio manager since 2015, and has been responsible for the DFA Social Fixed Income Portfolio since 2024.

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Portfolio shares.

The Advisor and, with respect to the International Portfolios and the DFA Social Fixed Income Portfolio, Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), provide each Portfolio with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors of the Fund (the “Board”) approving the Investment Management Agreement with respect to each Portfolio is available in the semi-annual Form N-CSR report for the Portfolios for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested trustees/directors, fees and expenses of disinterested trustees/ directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and trustees/directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreements for certain portfolios of the Fund, including the Portfolios in this Prospectus. Expenses allocable to a particular portfolio of the Fund are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are borne by each portfolio on the basis of its relative net assets or equally.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by each Portfolio for the services provided by the Advisor for the fiscal year ending October 31, 2025. The “Management Fee” listed in the “Annual

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Fund Operating Expenses” table for the Portfolios provides the investment management fee that was payable by the respective Portfolio to the Advisor.

As shown in the “Annual Fund Operating Expenses” table for Global Social Core Equity Portfolio, the Advisor is not paid a fee for the services it provides as investment advisor to the Portfolio. As a shareholder of the Underlying Funds, the Global Social Core Equity Portfolio pays its proportionate share of the management fees paid to the Advisor by the Underlying Funds.

The Advisor, not the International Portfolios or DFA Social Fixed Income Portfolio, compensates the sub-advisors.

Sub-Advisors

The Advisor has entered into Sub-Advisory Agreements with DFAL and DFA Australia, respectively, with respect to the International Portfolios and the DFA Social Fixed Income Portfolio. Pursuant to the terms of each Sub-Advisory Agreement, DFAL and DFA Australia each have the authority and responsibility to select brokers or dealers to execute securities transactions for each International Portfolio and the DFA Social Fixed Income Portfolio. Each Sub-Advisor’s duties include the maintenance of a trading desk and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor will review the holdings of each International Portfolio and the DFA Social Fixed Income Portfolio and review the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities that are eligible for purchase and sale by an International Portfolio and the DFA Social Fixed Income Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. DFAL and DFA Australia maintain and furnish to the Advisor information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by each International Portfolio and the DFA Social Fixed Income Portfolio, as well as making recommendations and elections on corporate actions. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the International Portfolios and the DFA Social Fixed Income Portfolio (the "MOM-Eligible Portfolios"). As described above, DFA Australia and/or DFAL, each a Dimensional Wholly-Owned Sub-advisor, currently serve as sub-advisors to each MOM-Eligible Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for a MOM-Eligible Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling a MOM-Eligible Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to a MOM-Eligible Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to a MOM-Eligible Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set a MOM-Eligible Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of a MOM-Eligible Portfolio’s assets, and (c) implement procedures reasonably

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designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with a MOM-Eligible Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a MOM-Eligible Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of each Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of each Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, including management fees, and in certain instances, assume certain expenses of the Portfolios, as described below. The Fee Waiver Agreement for the Portfolios described below will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio. The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

U.S. Social Core Equity 2 Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the U.S. Social Core Equity 2 Portfolio’s ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) of the Institutional Class of the U.S. Social Core Equity 2 Portfolio so that such Portfolio Expenses, on an annualized basis, do not exceed 0.60% for the Institutional Class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the U.S. Social Core Equity 2 Portfolio are less than the Expense Limitation Amount of such class of the Portfolio, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
DFA Social Fixed Income Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the Portfolios listed below (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio listed below, on an annualized basis, to the rates listed below as a percentage of the Institutional Class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover for any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below.

Portfolio	Expense Limitation Amount
International Social Core Equity Portfolio	0.38%
Emerging Markets Social Core Equity Portfolio	0.57%

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Portfolio	Expense Limitation Amount
DFA Social Fixed Income Portfolio	0.27%

Global Social Core Equity Portfolio

The Advisor has contractually agreed to assume all or a portion of the ordinary other expenses of the Institutional Class of the Global Social Core Equity Portfolio to the extent necessary to limit the ordinary operating expenses of the Institutional Class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and unaffiliated money market funds) (“Portfolio Expenses”) to 0.34% of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). The maximum amount assumed under this assumption agreement is the full amount of the ordinary other expenses incurred directly by the Global Social Core Equity Portfolio and, accordingly, it is possible for the net Portfolio Expenses of the Portfolio to exceed the Expense Limitation Amount under certain circumstances. At any time that the Portfolio Expenses of the Institutional Class of the Global Social Core Equity Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount.

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of a Portfolio (except the DFA Social Fixed Income Portfolio) are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. The DFA Social Fixed Income Portfolio distributes dividends from net investment income monthly and any net realized capital gains are distributed annually, typically in December. The U.S. Social Core Equity 2 Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio, and any other Portfolio that becomes an investment option for the Advisor's funds of funds in the future, may also make an additional dividend distribution from net investment income in October of each year. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

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Tax Considerations. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by a Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met. Because the income of the DFA Social Fixed Income Portfolio primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the DFA Social Fixed Income Portfolio is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of a Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

A Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

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State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the SAI.

Electronic Shareholder Information

In order to conserve natural resources, which the Advisor understands is an important consideration of the shareholders of the Portfolios, shareholders, when opening an account through a financial intermediary that provides electronic delivery, are encouraged to consent to the acceptance of all shareholder information about the Portfolio(s) in which the shareholders invest, through electronic delivery. Shareholder information includes prospectuses, statements of additional information, annual and semi-annual reports, confirmations and statements. Additionally, the Portfolios’ website address is https://www.dimensional.com. The current Prospectus of the Portfolios is available for viewing and printing on the website. An interruption in transmissions over the Internet generally or a problem in the transmission of the Portfolios’ website in particular could result in a delay or interruption in the ability of shareholders to access the website.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of any Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a financial intermediary should contact such intermediary with regard to purchase instructions. The Portfolios’ Institutional Class shares generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. The Portfolios generally are available for investment only to U.S. citizens, U.S. residents, and U.S. domestic

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corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, Portfolios may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Institutional Class shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, Institutional Class shares of a Portfolio may be purchased in exchange for securities that are eligible for acquisition by the Portfolio or otherwise represented in its portfolio as described in this Prospectus or as otherwise consistent with the Fund’s policies and procedures or, in the case of the International Portfolios, in exchange for local currencies in which such securities of the International Portfolios are denominated. Securities and local currencies accepted by the Fund for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the International Portfolios with local currencies should first contact the Advisor.

The Fund will not accept securities in exchange for Institutional Class shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such

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securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, may not exceed 5% of the net assets of the Portfolio immediately after the transaction. The Fund will accept such securities for investment and not resale.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of Institutional Class shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

Each Portfolio’s Institutional Class shares are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of a Portfolio’s Institutional Class shares can disrupt portfolio management strategies, harm performance, and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition, the nature of the International Portfolios’ holdings may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the International Portfolios’ holdings and the reflection of those changes in the International Portfolios’ net asset value (called “arbitrage market timing”). Such delays may occur because the International Portfolios have significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the International Portfolios calculate their net asset value. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the International Portfolios calculate their net asset value. There is a possibility that arbitrage market timing may dilute the value of the International Portfolios’ shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board of the Fund has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Portfolios: (i) trade activity monitoring and purchase blocking procedures, and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios’ Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in a Portfolio’s Institutional Class shares, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Portfolio’s Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

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Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in a Portfolio’s Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolios (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolios’ Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in a Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through

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Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolios. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolios’ securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in a Portfolio’s Institutional Class shares may occur. The Portfolios do not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The following discussion applies to the Portfolios and, to the extent a Portfolio operates as a Fund of Funds, its Underlying Funds. The value of each class of shares of each Portfolio will fluctuate in relation to its investment experience (or, to the extent a Portfolio operates as a Fund of Funds, its Underlying Funds). The net asset value per share of each class of a Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the respective Portfolio. Each Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolios (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolios that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolios value the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

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Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

As of the date of this Prospectus, the International Portfolios holding foreign equity securities will also fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally 4:00 p.m. ET) and the time that the net asset values of the International Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Portfolios price their shares at the close of the NYSE, the International Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Portfolios use fair value pricing, the values assigned to the International Portfolios’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Advisor monitors the operation of the method used to fair value price the International Portfolios’ foreign investments.

The net asset value per share of the International Portfolios and the DFA Social Fixed Income Portfolio are expressed in U.S. dollars by translating the net assets of the International Portfolios and the DFA Social Fixed Income Portfolio using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since the International Portfolios and the DFA Social Fixed Income Portfolio own securities that are primarily traded in foreign markets which may trade on days when the International Portfolios and the DFA Social Fixed Income Portfolio do not price their shares, the net asset value of the International Portfolios and the DFA Social Fixed Income Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

Certain of the securities holdings of the Emerging Markets Social Core Equity Portfolio in Approved Markets may be subject to tax, investment, and currency repatriation regulations of the Approved Markets that could have a material effect on the values of the securities. For example, the Portfolio might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Portfolio may also be subject to certain contractual arrangements with investment authorities in an Approved Market that require the Portfolio to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not readily available as defined in Rule 2a-5, the swap agreement will be valued in good faith at fair value in accordance with procedures approved by the Board.

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PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” Institutional Class shares of the Portfolio selected will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolios’ Institutional Class shares from investors. With respect to such investors, the Institutional Class shares of a Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase Institutional Class shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by a Portfolio arising out of such cancellation. The Fund reserves the right to redeem Institutional Class shares owned by any purchaser whose order is canceled to recover any resulting loss to a Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

When authorized by the Fund, certain financial institutions purchasing a Portfolio’s Institutional Class shares on behalf of customers or plan participants may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the Fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the Fund if payment is not received or delayed.

Exchange of Shares

Investors may exchange Institutional Class shares of a Portfolio for Institutional Class shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund or Dimensional Investment Group Inc. that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of a Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of Institutional Class shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the

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authorized signatures for the account, proof of authority. Exchanges will be accepted only if the Institutional Class shares of the Portfolio being acquired are registered in the investor’s state of residence.

Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem Institutional Class shares of a Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolios through a financial intermediary should contact their financial intermediary regarding redemption procedures. Each Portfolio will redeem Institutional Class shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem Institutional Class shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, Portfolios may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming Institutional Class shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all Institutional Class shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for Institutional Class shares are not issued.

For redemption proceeds that are paid directly to an Institutional Class shareholder by a Portfolio, each Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to an Institutional Class shareholder, each Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. Each Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, each Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.

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REDEMPTION OF SMALL ACCOUNTS

With respect to each Portfolio, the Fund reserves the right to redeem an account if the value of the Institutional Class shares in a specific Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the Institutional Class shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for Institutional Class shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns (or with respect to Global Social Core Equity Portfolio, receives from the Underlying Funds) in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming Institutional Class shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. Each International Portfolio also reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur brokerage charges and other transaction costs in selling such securities and converting such currencies to dollars. Also, the value of foreign securities or currencies may be affected by currency exchange fluctuations.

Disclosure of Portfolio Holdings

Each Portfolio and Underlying Fund generally will disclose up to its 25 largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio or Underlying Fund, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. Each Portfolio and Underlying Fund also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolios’ and Underlying Funds' policies and procedures. Each Portfolio and Underlying Fund may, but is not required to, disclose a list of portfolio securities that generally would be included as proceeds in a redemption in-kind, as frequently as on a daily basis, online at the Advisor’s public Web site. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios and Underlying Funds.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund's Form N-CSR filed

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with the SEC. Further information about each Portfolio’s performance is contained in the annual report, which is available upon request.

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DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Social Core Equity 2 Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$27.97	$20.41	$19.94	$24.72	$16.94
Income from Investment Operations#
Net Investment Income (Loss)	0.30	0.30	0.29	0.28	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	4.81	7.68	1.06	(3.89)	7.78
Total from Investment Operations	5.11	7.98	1.35	(3.61)	8.05
Less Distributions:
Net Investment Income	(0.28)	(0.28)	(0.26)	(0.25)	(0.27)
Net Realized Gains	—	(0.14)	(0.62)	(0.92)	—
Total Distributions	(0.28)	(0.42)	(0.88)	(1.17)	(0.27)
Net Asset Value, End of Year	$32.80	$27.97	$20.41	$19.94	$24.72
Total Return	18.39%	39.44%	6.85%	(15.22%)	47.73%
Net Assets, End of Year (thousands)	$2,187,710	$1,935,766	$1,457,902	$1,408,766	$1,744,512
Ratio of Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.21%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.22%	0.22%	0.22%	0.21%	0.23%
Ratio of Net Investment Income to Average Net Assets	1.02%	1.16%	1.39%	1.29%	1.20%
Portfolio Turnover Rate	10%	8%	14%	14%	16%

# Computed using average shares outstanding.

65

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	International Social Core Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$14.84	$12.34	$11.16	$15.60	$11.49
Income from Investment Operations#
Net Investment Income (Loss)	0.47	0.43	0.41	0.41	0.37
Net Gains (Losses) on Securities (Realized and Unrealized)	3.72	2.54	1.12	(4.30)	4.09
Total from Investment Operations	4.19	2.97	1.53	(3.89)	4.46
Less Distributions:
Net Investment Income	(0.57)	(0.47)	(0.35)	(0.48)	(0.35)
Net Realized Gains	—	—	—	(0.07)	—
Total Distributions	(0.57)	(0.47)	(0.35)	(0.55)	(0.35)
Net Asset Value, End of Year	$18.46	$14.84	$12.34	$11.16	$15.60
Total Return	28.72%	24.20%	13.59%	(25.40%)	38.96%
Net Assets, End of Year (thousands)	$1,812,484	$1,502,302	$1,246,489	$1,137,761	$1,601,533
Ratio of Expenses to Average Net Assets	0.25%	0.27%	0.26%	0.27%	0.29%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.26%	0.27%	0.26%	0.27%	0.29%
Ratio of Net Investment Income to Average Net Assets	2.93%	2.99%	3.10%	3.09%	2.49%
Portfolio Turnover Rate	12%	15%	15%	24%	20%

# Computed using average shares outstanding.

66

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Emerging Markets Social Core Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$15.16	$12.64	$11.36	$16.08	$13.18
Income from Investment Operations#
Net Investment Income (Loss)	0.37	0.35	0.37	0.38	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	3.36	2.60	1.32	(4.71)	2.87
Total from Investment Operations	3.73	2.95	1.69	(4.33)	3.20
Less Distributions:
Net Investment Income	(0.52)	(0.43)	(0.41)	(0.39)	(0.30)
Total Distributions	(0.52)	(0.43)	(0.41)	(0.39)	(0.30)
Net Asset Value, End of Year	$18.37	$15.16	$12.64	$11.36	$16.08
Total Return	25.15%	23.50%	14.76%	(27.23%)	24.28%
Net Assets, End of Year (thousands)	$1,845,414	$1,664,105	$1,350,974	$1,259,759	$1,714,154
Ratio of Expenses to Average Net Assets	0.44%	0.44%	0.43%	0.45%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.44%	0.44%	0.44%	0.45%	0.47%
Ratio of Net Investment Income to Average Net Assets	2.35%	2.41%	2.77%	2.64%	2.00%
Portfolio Turnover Rate	11%	17%	21%	25%	22%

# Computed using average shares outstanding.

67

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Global Social Core Equity Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$14.66	$11.19	$10.39	$13.29	$9.60
Income from Investment Operations#
Net Investment Income (Loss)	0.28	0.24	0.21	0.22	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	2.83	3.47	0.79	(2.82)	3.77
Total from Investment Operations	3.11	3.71	1.00	(2.60)	3.97
Less Distributions:
Net Investment Income	(0.28)	(0.24)	(0.20)	(0.24)	(0.19)
Net Realized Gains	(0.14)	—	—	(0.06)	(0.09)
Total Distributions	(0.42)	(0.24)	(0.20)	(0.30)	(0.28)
Net Asset Value, End of Period	$17.35	$14.66	$11.19	$10.39	$13.29
Total Return	21.63%	33.33%	9.60%	(19.80%)	41.79%
Net Assets, End of Period (thousands)	$82,522	$62,842	$46,340	$39,753	$70,243
Ratio of Expenses to Average Net Assets ‡^	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) ‡^	0.34%	0.35%	0.36%	0.34%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.81%	1.72%	1.80%	1.87%	1.60%
Portfolio Turnover Rate	7%	16%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.26%	0.26%	0.26%	0.26%	0.28%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

68

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Social Fixed Income Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$9.10	$8.55	$8.59	$10.55	$10.89
Income from Investment Operations#
Net Investment Income (Loss)	0.35	0.35	0.29	0.22	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	0.22	0.54	(0.05)	(1.86)	(0.33)
Total from Investment Operations	0.57	0.89	0.24	(1.64)	(0.13)
Less Distributions:
Net Investment Income	(0.36)	(0.34)	(0.28)	(0.22)	(0.19)
Net Realized Gains	—	—	—	(0.10)	(0.02)
Total Distributions	(0.36)	(0.34)	(0.28)	(0.32)	(0.21)
Net Asset Value, End of Period	$9.31	$9.10	$8.55	$8.59	$10.55
Total Return	6.33%	10.52%	2.74%	(15.92%)	(1.19%)
Net Assets, End of Period (thousands)	$703,397	$614,490	$515,051	$465,668	$545,008
Ratio of Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.22%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.22%	0.22%	0.22%	0.22%	0.23%
Ratio of Net Investment Income to Average Net Assets	3.92%	3.85%	3.21%	2.26%	1.89%
Portfolio Turnover Rate	30%	26%	36%	27%	21%

# Computed using average shares outstanding.

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Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’ SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor —you are a client of an investment advisor  who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc.—Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-005

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

U.S. EQUITY

U.S. Sustainability Core 1 Portfolio (DFSIX)
U.S. Sustainability Targeted Value Portfolio (DAABX)

INTERNATIONAL EQUITY

International Sustainability Core 1 Portfolio (DFSPX)
Emerging Markets Sustainability Core 1 Portfolio (DESIX)
Dimensional World ex U.S. Sustainability Targeted Value Portfolio (DADIX)

FIXED INCOME

DFA Global Sustainability Fixed Income Portfolio (DGSFX)

This Prospectus describes the Institutional Class shares of each Portfolio which:
Are for long-term investors.
Are generally only available to institutional investors and clients of registered investment advisors.
Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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U.S. Sustainability Core 1 Portfolio

Investment Objective

The investment objective of the U.S. Sustainability Core 1 Portfolio (the “Portfolio”) is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.14%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.17%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 13% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Sustainability Core 1 Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Sustainability Core 1 Portfolio is designed to purchase a broad and diverse group of securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it

1

represents) of U.S. operating companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes and seeks to moderately increase the Portfolio’s exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe, while adjusting the composition of the Portfolio based on sustainability considerations. The Portfolio may seek to achieve a moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. Additionally, the representation of securities in the Portfolio as compared to their representation in the U.S. Universe may be affected by the Portfolio's sustainability considerations.

As a non-fundamental policy, under normal circumstances, the U.S. Sustainability Core 1 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor. The percentage by which the Portfolio’s allocation to securities of the largest U.S. high relative price companies is reduced will change due to market movements, sustainability considerations and other factors.

The Advisor may also increase or reduce the U.S. Sustainability Core 1 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Sustainability Core 1 Portfolio also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s sustainability considerations.

The U.S. Sustainability Core 1 Portfolio may lend its portfolio securities to generate additional income.

The Advisor intends to take into account certain sustainability considerations when making investment decisions for the U.S. Sustainability Core 1 Portfolio. Relative to a fund without these considerations that otherwise has the same investment objective, strategies, and policies as the Portfolio, the Portfolio will generally have excluded, and have less overall weight in, securities of companies that, according to the Portfolio’s sustainability considerations, may be less sustainable as compared to other companies in the Portfolio’s investment universe. Similarly, relative to such a fund, the Portfolio will generally have more overall weight in securities of companies that, according to the Portfolio’s sustainability considerations, may be more sustainable as compared to other companies in the Portfolio’s investment universe. In particular, the Advisor ranks companies (i) relative to the broader equity market based on potential emissions from reserves and scaled potential emissions from reserves and the securities of the worst-ranking companies are generally underweighted or excluded, (ii) relative to the applicable universe of securities based on carbon intensity and the securities of the worst-ranking companies are generally underweighted or excluded and (iii) relative to their sector peers based primarily on carbon intensity, but also considering several other factors, including controversies related to land use and biodiversity, toxic spills and releases, operational waste, and water management, and the securities of the worst-ranking companies are generally underweighted or excluded and the securities of the remaining companies are generally overweighted or neutral-weighted. In addition, the Advisor seeks to exclude securities of companies based on sustainability considerations relating to coal, factory farming, palm oil, cluster munitions and landmines, tobacco, child labor, civilian firearms, private prisons, and material involvement in severe environmental, social, or governance controversies that indicate operations inconsistent with responsible business conduct standards (such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises). For a more detailed description of these sustainability considerations, see “Applying the Portfolios’ Sustainability Considerations”. The Advisor engages third party service providers to provide research information

2

relating to the Portfolio’s sustainability considerations with respect to securities in the Portfolio, where information is available from such providers. The Advisor also may use, or supplement third party service providers’ data with, proprietary research relating to certain sustainability considerations where information is not available or has not been obtained from third party service providers engaged by the Advisor.

The Advisor periodically reviews the Portfolio’s sustainability considerations and the Portfolio may periodically modify, add, or remove sustainability considerations.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sustainability Consideration Investment Risk: A fund that takes into account sustainability considerations may limit the number of investment opportunities available to the fund, and as a result, at times, may underperform funds that are not subject to such sustainability considerations. For example, a fund may decline to purchase, or underweight its investment in, certain securities due to sustainability considerations when other investment considerations would suggest that a more significant investment in such securities would be advantageous. A fund may also overweight its investment in certain securities due to sustainability considerations when other investment considerations would suggest that a lesser investment in such securities would be advantageous. In addition, a fund may sell or retain certain securities due to sustainability considerations when it is otherwise disadvantageous to do so. The sustainability considerations may also cause a fund’s industry allocations to deviate from those of funds without these considerations and of conventional benchmarks. The Advisor may also not be able to assess the sustainability of each company with securities eligible for purchase. For example, the Advisor may not be able to determine all of the sustainability considerations for each company because the third party service providers may not have data on the entire universe of companies with securities considered by the Advisor, or may not have information with respect to each factor considered as a sustainability consideration. Furthermore, “sustainability” is not uniformly defined, and there are significant differences in interpretations of what it means for a company to meet sustainability criteria. A fund’s exposure to companies, industries and sectors of the market may be affected by sustainability data obtained that may be inaccurate and the Advisor’s assessment of a company’s sustainability may differ from assessments made by other funds, managers, or investors. As a result, there is no guarantee that a fund’s investments will reflect the sustainability considerations of any particular investor.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to

3

carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

4

U.S. Sustainability Core 1 Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
23.09% 2020, Q2	-22.44% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
U.S. Sustainability Core 1 Portfolio
Return Before Taxes	15.93%	13.43%	14.55%
Return After Taxes on Distributions	15.66%	13.07%	14.07%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.59%	10.69%	12.12%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

The implementation and management of the Advisor’s “Sustainability” portfolios, including without limitation, the U.S. Sustainability Core 1 Portfolio is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and 8,438,092 B2.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders

5

that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

6

U.S. Sustainability Targeted Value Portfolio

Investment Objective

The investment objective of the U.S. Sustainability Targeted Value Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.33%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 20% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the U.S. Sustainability Targeted Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the ”Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The U.S. Sustainability Targeted Value Portfolio is designed to purchase a broad and diverse group of the readily marketable securities of U.S. small and mid-cap companies that the Advisor determines to be lower relative price stocks with higher profitability, while adjusting the composition of the Portfolio based on sustainability

7

considerations. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The representation in the Portfolio of an eligible company as compared to its representation in the U.S. small and mid-cap markets may be affected by the Portfolio’s sustainability considerations. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-and mid-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the U.S. Sustainability Targeted Value Portfolio will invest at least 80% of its net assets in securities of U.S. companies.

The Advisor will consider for purchase by the U.S. Sustainability Targeted Value Portfolio securities of companies whose market capitalizations are generally smaller than the 500th largest eligible company within the U.S. Universe. The Advisor generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on securities exchanges in the United States that are deemed appropriate by the Advisor. Total market capitalization is based on the market capitalization of eligible operating companies within the U.S. Universe. Based on market capitalization data as of December 31, 2025, the market capitalization of a company smaller than the 500th largest eligible company within the U.S. Universe would be below $15,092 million. This threshold will change due to market conditions.

The Advisor may also increase or reduce the U.S. Sustainability Targeted Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The U.S. Sustainability Targeted Value Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The above referenced investment are not subject to, although they may incorporate, the Portfolio’s sustainability considerations.

The U.S. Sustainability Targeted Value Portfolio may lend its portfolio securities to generate additional income.

The Advisor intends to take into account certain sustainability considerations when making investment decisions for the U.S. Sustainability Targeted Value Portfolio. Relative to a fund without these considerations that otherwise has the same investment objective, strategies, and policies as the Portfolio, the Portfolio will generally have excluded, and have less overall weight in, securities of companies that, according to the Portfolio’s sustainability considerations, may be less sustainable as compared to other companies in the Portfolio’s investment universe. Similarly, relative to such a fund, the Portfolio will generally have more overall weight in securities of companies that, according to the Portfolio’s sustainability considerations, may be more sustainable as compared to other companies in the Portfolio’s investment universe. In particular, the Advisor ranks companies relative to the applicable universe of securities based on carbon intensity and scaled potential emissions from reserves and the securities of the worst-ranking companies are generally excluded. In addition, the Advisor seeks to exclude securities of companies based on sustainability considerations relating to coal, factory farming, palm oil, cluster munitions and landmines, tobacco, child labor, civilian firearms, private prisons, and material involvement in severe environmental, social, or governance controversies that indicate operations inconsistent with responsible business conduct standards (such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises). For a more detailed description of these sustainability considerations, see “Applying the Portfolios’ Sustainability Considerations”. The Advisor engages third party service providers to provide research information relating to the Portfolio’s sustainability considerations with respect to

8

securities in the Portfolio, where information is available from such providers. The Advisor also may use, or supplement third party service providers’ data with, proprietary research relating to certain sustainability considerations where information is not available or has not been obtained from third party service providers engaged by the Advisor.

The Advisor periodically reviews the Portfolio’s sustainability considerations and the Portfolio may periodically modify, add, or remove sustainability considerations.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Sustainability Consideration Investment Risk: A fund that takes into account sustainability considerations may limit the number of investment opportunities available to the fund, and as a result, at times, may underperform funds that are not subject to such sustainability considerations. For example, a fund may decline to purchase, or underweight its investment in, certain securities due to sustainability considerations when other investment considerations would suggest that a more significant investment in such securities would be advantageous. A fund may also overweight its investment in certain securities due to sustainability considerations when other investment considerations would suggest that a lesser investment in such securities would be advantageous. In addition, a fund may sell or retain certain securities due to sustainability considerations when it is otherwise disadvantageous to do so. The sustainability considerations may also cause a fund’s industry allocations to deviate from those of funds without these considerations and of conventional benchmarks. The Advisor may also not be able to assess the sustainability of each company with securities eligible for purchase. For example, the Advisor may not be able to determine all of the sustainability considerations for each company because the third party service providers may not have data on the entire universe of companies with securities considered by the Advisor, or may not have information with respect to each factor considered as a sustainability consideration. Furthermore, “sustainability” is not uniformly defined, and there are significant differences in interpretations of what it means for a company to meet sustainability criteria. A fund’s exposure to companies, industries and sectors of the market may be affected by sustainability data obtained that may be inaccurate and the Advisor’s assessment of a company’s sustainability may differ from assessments made by other funds, managers, or investors. As a result, there is no guarantee that a fund’s investments will reflect the sustainability considerations of any particular investor.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to

9

carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

10

U.S. Sustainability Targeted Value Portfolio Institutional Class Shares —Total Returns

January 2021-December 2025

Highest Quarter	Lowest Quarter
20.84% 2021, Q1	-12.62% 2022, Q2

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
U.S. Sustainability Targeted Value Portfolio
Return Before Taxes	10.02%	11.41%	17.98%	[1]
Return After Taxes on Distributions	9.64%	10.58%	17.10%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	6.17%	8.84%	14.43%	[1]
Russell 2000® Value Index
(reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	15.16%	[1]
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	16.32%	[1]

1.	Since inception July 7, 2020.

The implementation and management of the Advisor’s “Sustainability” portfolios, including without limitation, the U.S. Sustainability Targeted Value Portfolio is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and 8,438,092 B2.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

11

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

12

International Sustainability Core 1 Portfolio

Investment Objective

The investment objective of the International Sustainability Core 1 Portfolio (the “Portfolio”) is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.24%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the International Sustainability Core 1 Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The International Sustainability Core 1 Portfolio is designed to purchase a broad and diverse group of securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with developed markets that have been authorized for

13

investment by the Advisor’s Investment Committee (the “International Universe”). The Portfolio invests in companies of all sizes and seeks to moderately increase the Portfolio’s exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the International Universe, while adjusting the composition of the Portfolio based on sustainability considerations. The Portfolio may seek to achieve a moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. Additionally, the representation of securities in the Portfolio as compared to their representation in the International Universe may be affected by the Portfolio's sustainability considerations.

The International Sustainability Core 1 Portfolio intends to purchase securities of companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization. The percentage by which the Portfolio’s allocation to securities of the largest high relative price companies is reduced will change due to market movements, sustainability considerations and other factors.

The Advisor may also increase or reduce the International Sustainability Core 1 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The International Sustainability Core 1 Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s sustainability considerations.

The International Sustainability Core 1 Portfolio may lend its portfolio securities to generate additional income.

The Advisor intends to take into account certain sustainability considerations when making investment decisions for the International Sustainability Core 1 Portfolio. Relative to a fund without these considerations that otherwise has the same investment objective, strategies, and policies as the Portfolio, the Portfolio will generally have excluded, and have less overall weight in, securities of companies that, according to the Portfolio’s sustainability considerations, may be less sustainable as compared to other companies in the Portfolio’s investment universe. Similarly, relative to such a fund, the Portfolio will generally have more overall weight in securities of companies that, according to the Portfolio’s sustainability considerations, may be more sustainable as compared to other companies in the Portfolio’s investment universe. In particular, the Advisor ranks companies (i) relative to the broader equity market based on potential emissions from reserves and scaled potential emissions from reserves and the securities of the worst-ranking companies are generally underweighted or excluded, (ii) relative to the applicable universe of securities based on carbon intensity and the securities of the worst-ranking companies are generally underweighted or excluded and (iii) relative to their sector peers based primarily on carbon intensity, but also considering several other factors, including controversies related to land use and biodiversity, toxic spills and releases, operational waste, and water management, and the securities of the worst-ranking companies are generally underweighted or excluded and the securities of the remaining companies are generally overweighted or neutral-weighted. In

14

addition, the Advisor seeks to exclude securities of companies based on sustainability considerations relating to coal, factory farming, palm oil, cluster munitions and landmines, tobacco, child labor, civilian firearms, private prisons, and material involvement in severe environmental, social, or governance controversies that indicate operations inconsistent with responsible business conduct standards (such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises). For a more detailed description of these sustainability considerations, see “Applying the Portfolios’ Sustainability Considerations”. The Advisor engages third party service providers to provide research information relating to the Portfolio’s sustainability considerations with respect to securities in the Portfolio, where information is available from such providers. The Advisor also may use, or supplement third party service providers’ data with, proprietary research relating to certain sustainability considerations where information is not available or has not been obtained from third party service providers engaged by the Advisor.

The Advisor periodically reviews the Portfolio’s sustainability considerations and the Portfolio may periodically modify, add, or remove sustainability considerations.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or

15

unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Sustainability Consideration Investment Risk: A fund that takes into account sustainability considerations may limit the number of investment opportunities available to the fund, and as a result, at times, may underperform funds that are not subject to such sustainability considerations. For example, a fund may decline to purchase, or underweight its investment in, certain securities due to sustainability considerations when other investment considerations would suggest that a more significant investment in such securities would be advantageous. A fund may also overweight its investment in certain securities due to sustainability considerations when other investment considerations would suggest that a lesser investment in such securities would be advantageous. In addition, a fund may sell or retain certain securities due to sustainability considerations when it is otherwise disadvantageous to do so. The sustainability considerations may also cause a fund’s industry allocations to deviate from those of funds without these considerations and of conventional benchmarks. The Advisor may also not be able to assess the sustainability of each company with securities eligible for purchase. For example, the Advisor may not be able to determine all of the sustainability considerations for each company because the third party service providers may not have data on the entire universe of companies with securities considered by the Advisor, or may not have information with respect to each factor considered as a sustainability consideration. Furthermore, “sustainability” is not uniformly defined, and there are significant differences in interpretations of what it means for a company to meet sustainability criteria. A fund’s exposure to companies, industries and sectors of the market may be affected by sustainability data obtained that may be inaccurate and the Advisor’s assessment of a company’s sustainability may differ from assessments made by other funds, managers, or investors. As a result, there is no guarantee that a fund’s investments will reflect the sustainability considerations of any particular investor.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

16

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

International Sustainability Core 1 Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
19.05% 2020, Q2	-25.02% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
International Sustainability Core 1 Portfolio
Return Before Taxes	32.95%	8.80%	8.86%
Return After Taxes on Distributions	31.90%	8.13%	8.24%
Return After Taxes on Distributions and Sale of Portfolio Shares	20.10%	6.84%	7.11%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

The implementation and management of the Advisor’s “Sustainability” portfolios, including without limitation, the International Sustainability Core 1 Portfolio is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and 8,438,092 B2.

17

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2010.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• William B. Collins-Dean, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

18

Emerging Markets Sustainability Core 1 Portfolio

Investment Objective

The investment objective of the Emerging Markets Sustainability Core 1 Portfolio (the “Emerging Markets Sustainability Core Portfolio” or the “Portfolio”) is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.43%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.42%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$43	$137	$240	$541

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 6% of the average value of its investment portfolio.

19

Principal Investment Strategies

To achieve the Emerging Markets Sustainability Core Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Emerging Markets Sustainability Core Portfolio is designed to purchase a broad and diverse group of securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with emerging markets authorized for investment by the Advisor’s Investment Committee (“Approved Markets”), which may include frontier markets (emerging market countries in an earlier stage of development) (the "Emerging Markets Universe"). The Portfolio invests in companies of all sizes and seeks to moderately increase the Portfolio’s exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the Emerging Markets Universe, while adjusting the composition of the Portfolio based on sustainability considerations. The Portfolio may seek to achieve a moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the Emerging Markets Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. Additionally, the representation of securities in the Portfolio as compared to their representation in the Emerging Markets Universe may be affected by the Portfolio's sustainability considerations.

The Advisor may also increase or reduce the Emerging Markets Sustainability Core Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

As a non-fundamental policy, under normal circumstances, the Emerging Markets Sustainability Core Portfolio will invest at least 80% of its net assets in emerging markets equity investments that are defined in the Prospectus as Approved Markets securities. The Portfolio may gain exposure to companies associated with Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may also invest in China A-shares (equity securities of companies listed in China) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

The Emerging Markets Sustainability Core Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Markets or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s sustainability considerations.

The Emerging Markets Sustainability Core Portfolio may lend its portfolio securities to generate additional income.

The Advisor intends to take into account certain sustainability considerations when making investment decisions for the Emerging Markets Sustainability Core Portfolio. Relative to a fund without these considerations that otherwise has the same investment objective, strategies, and policies as the Portfolio, the Portfolio will generally have excluded, and have less overall weight in, securities of companies that, according to the Portfolio’s sustainability considerations, may be less sustainable as compared to other companies in the Portfolio’s investment universe.

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Similarly, relative to such a fund, the Portfolio will generally have more overall weight in securities of companies that, according to the Portfolio’s sustainability considerations, may be more sustainable as compared to other companies in the Portfolio’s investment universe. In particular, the Advisor ranks companies (i) relative to the broader equity market based on potential emissions from reserves and scaled potential emissions from reserves and the securities of the worst-ranking companies are generally underweighted or excluded, (ii) relative to the applicable universe of securities based on carbon intensity and the securities of the worst-ranking companies are generally underweighted or excluded and (iii) relative to their sector peers based primarily on carbon intensity, but also considering several other factors, including controversies related to land use and biodiversity, toxic spills and releases, operational waste, and water management, and the securities of the worst-ranking companies are generally underweighted or excluded and the securities of the remaining companies are generally overweighted or neutral-weighted. In addition, the Advisor seeks to exclude securities of companies based on sustainability considerations relating to coal, factory farming, palm oil, cluster munitions and landmines, tobacco, child labor, civilian firearms, private prisons, and material involvement in severe environmental, social, or governance controversies that indicate operations inconsistent with responsible business conduct standards (such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises). For a more detailed description of these sustainability considerations, see “Applying the Portfolios’ Sustainability Considerations”. The Advisor engages third party service providers to provide research information relating to the Portfolio’s sustainability considerations with respect to securities in the Portfolio, where information is available from such providers. The Advisor also may use, or supplement third party service providers’ data with, proprietary research relating to certain sustainability considerations where information is not available or has not been obtained from third party service providers engaged by the Advisor.

The Advisor periodically reviews the Portfolio’s sustainability considerations and the Portfolio may periodically modify, add, or remove sustainability considerations.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Sustainability Consideration Investment Risk: A fund that takes into account sustainability considerations may limit the number of investment opportunities available to the fund, and as a result, at times, may underperform funds that are not subject to such sustainability considerations. For example, a fund may decline to purchase, or underweight its investment in, certain securities due to sustainability considerations when other investment considerations would suggest that a more significant investment in such securities would be advantageous. A fund may also overweight its investment in certain securities due to sustainability considerations when other investment considerations would suggest that a lesser investment in such securities would be advantageous. In addition, a fund may sell or retain certain securities due to sustainability considerations when it is otherwise disadvantageous to do so. The sustainability considerations may also cause a fund’s industry allocations to deviate from those of funds without these considerations and of conventional benchmarks. The Advisor may also not be able to assess the sustainability of each company with securities eligible for purchase. For example, the Advisor may not be able to determine all of the sustainability considerations for each company because the third party service providers may not have data on the entire universe of companies with securities considered by the Advisor, or may not have information with respect to each factor considered as a sustainability consideration. Furthermore, “sustainability” is not uniformly defined, and there are significant differences in interpretations of what it means for a company to meet sustainability criteria. A fund’s exposure to companies, industries and sectors of the market may be affected by sustainability data obtained that may be inaccurate and the Advisor’s assessment of a company’s sustainability may differ from assessments made by other funds, managers, or investors. As a result, there is no guarantee that a fund’s investments will reflect the sustainability considerations of any particular investor.

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Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between

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China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

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The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Sustainability Core 1 Portfolio Institutional Class Shares —Total Returns

January 2019-December 2025

Highest Quarter	Lowest Quarter
20.30% 2020, Q2	-26.69% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
Emerging Markets Sustainability Core 1 Portfolio
Return Before Taxes	27.87%	5.17%	4.66%	[1]
Return After Taxes on Distributions	27.07%	4.41%	4.00%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	17.06%	3.86%	3.50%	[1]
MSCI Emerging Markets Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	33.57%	4.20%	4.74%	[1]

1.	Since inception March 27, 2018.

The implementation and management of the Advisor’s “Sustainability” portfolios, including without limitation, the Emerging Markets Sustainability Core Portfolio is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and 8,438,092 B2.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2018).

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• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2018).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2018).

• William B. Collins-Dean, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional World ex U.S. Sustainability Targeted Value Portfolio

Investment Objective

The investment objective of the Dimensional World ex U.S. Sustainability Targeted Value Portfolio (the “World ex U.S. Sustainability Targeted Value Portfolio” or “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	0.57%
Fee Waiver and/or Expense Reimbursement[2]	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.52%

[1]	The Portfolio is a new portfolio, so the “Other Expenses" shown are based on anticipated fees and expenses for the first full fiscal year.
[2]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years
$53	$178

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the period May 6, 2025 to October 31, 2025, the portfolio turnover rate was 7% of the average value of its investment portfolio.

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Principal Investment Strategies

To achieve the World ex U.S. Sustainability Targeted Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The World ex U.S. Sustainability Targeted Value Portfolio is designed to provide exposure to a broad and diverse portfolio of securities of non-U.S. companies, with a focus on small and mid-cap lower relative price companies with higher profitability, while adjusting the composition of the Portfolio based on sustainability considerations. The Portfolio may purchase securities of companies associated with countries with developed and emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). The Portfolio intends to invest its assets to gain exposure to at least three different countries, excluding the United States. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small- and mid-cap value segments of the Approved Markets in which the Portfolio is authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The Advisor may also increase or reduce the World ex U.S. Sustainability Targeted Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs. The Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country.

The World ex U.S. Sustainability Targeted Value Portfolio may purchase or sell futures contracts and options on futures contracts for approved market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency. The above referenced investments are not subject to, although they may incorporate, the Portfolio’s sustainability considerations.

The World ex U.S. Sustainability Targeted Value Portfolio may lend its portfolio securities to generate additional income.

The Advisor intends to take into account certain sustainability considerations when making investment decisions for the World ex U.S. Sustainability Targeted Value Portfolio. Relative to a fund without these considerations that otherwise has the same investment objective, strategies, and policies as the Portfolio, the Portfolio will generally have excluded, and have less overall weight in, securities of companies that, according to the Portfolio’s sustainability considerations, may be less sustainable as compared to other companies in the Portfolio’s investment universe. Similarly, relative to such a fund, the Portfolio will generally have more overall weight in securities of companies that, according to the Portfolio’s sustainability considerations, may be more sustainable as compared to other companies in the Portfolio’s investment universe. In particular, the Advisor ranks companies relative to the applicable universe of securities based on carbon intensity and scaled potential emissions from reserves and the securities of the worst-ranking companies are generally excluded. In addition, the Advisor seeks to exclude securities of companies based on sustainability considerations relating to coal, factory farming, palm oil, cluster

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munitions and landmines, tobacco, child labor, civilian firearms, private prisons, and material involvement in severe environmental, social, or governance controversies that indicate operations inconsistent with responsible business conduct standards (such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises). For a more detailed description of these sustainability considerations, see “Applying the Portfolio’s Sustainability Considerations”. The Advisor engages third party service providers to provide research information relating to the Portfolio’s sustainability considerations with respect to securities in the Portfolio, where information is available from such providers. The Advisor also may use, or supplement third party service providers’ data with, proprietary research relating to certain sustainability considerations where information is not available or has not been obtained from third party service providers engaged by the Advisor.

The Advisor periodically reviews the Portfolio’s sustainability considerations and the Portfolio may periodically modify, add, or remove sustainability considerations.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Sustainability Consideration Investment Risk: A fund that takes into account sustainability considerations may limit the number of investment opportunities available to the fund, and as a result, at times, may underperform funds that are not subject to such sustainability considerations. For example, a fund may decline to purchase, or underweight its investment in, certain securities due to sustainability considerations when other investment considerations would suggest that a more significant investment in such securities would be advantageous. A fund may also overweight its investment in certain securities due to sustainability considerations when other investment considerations would suggest that a lesser investment in such securities would be advantageous. In addition, a fund may sell or retain certain securities due to sustainability considerations when it is otherwise disadvantageous to do so. The sustainability considerations may also cause a fund’s industry allocations to deviate from those of funds without these considerations and of conventional benchmarks. The Advisor may also not be able to assess the sustainability of each company with securities eligible for purchase. For example, the Advisor may not be able to determine all of the sustainability considerations for each company because the third party service providers may not have data on the entire universe of companies with securities considered by the Advisor, or may not have information with respect to each factor considered as a sustainability consideration. Furthermore, “sustainability” is not uniformly defined, and there are significant differences in interpretations of what it means for a company to meet sustainability criteria. A fund’s exposure to companies, industries and sectors of the market may be affected by sustainability data obtained that may be inaccurate and the Advisor’s assessment of a company’s sustainability may differ from assessments made by other funds, managers, or investors. As a result, there is no guarantee that a fund’s investments will reflect the sustainability considerations of any particular investor.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

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Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would

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decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Large Shareholder Risk: Certain shareholders, including other funds or accounts advised by the Advisor, may from time to time own a substantial amount of a fund’s shares. In addition, a third-party investor, the Advisor, an authorized participant, a lead market maker, or another entity may invest in a fund and hold its investment for a limited period of time solely to facilitate commencement of a fund or to facilitate a fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of a fund would be maintained at such levels or that a fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on a fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Performance

Performance information is not available for the Portfolio because it has not yet completed a full calendar year of operations. Updated performance information for the Portfolio can be obtained in the future by visiting https://www.dimensional.com/us-en/funds.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2025).

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• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2025).

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2025).

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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DFA Global Sustainability Fixed Income Portfolio

Investment Objective

The investment objective of the DFA Global Sustainability Fixed Income Portfolio (the “Global Sustainability Fixed Income Portfolio” or the “Portfolio”) is to seek to maximize total returns from the universe of debt securities in which the Portfolio invests. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.18%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.22%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 38% of the average value of its investment portfolio.

Principal Investment Strategies

The Global Sustainability Fixed Income Portfolio invests in a broad portfolio of investment grade debt securities (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)) of U.S. and non-U.S. corporate and government issuers, while excluding or underweighting securities of corporate and certain government issuers based upon the Portfolio’s sustainability considerations. At times, the Portfolio may invest a majority of its net assets in securities of U.S. and non-U.S. government issuers. Dimensional Fund Advisors LP (the ”Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates.

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The Global Sustainability Fixed Income Portfolio will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected incremental return on investment for holding securities having longer-term maturities as compared to shorter-term maturities. In managing the Portfolio, the Advisor will increase or decrease investment exposure to intermediate-term securities depending on the expected term premium and also increase or decrease investment exposure to non-government securities depending on the expected credit premium. Under normal circumstances, the Portfolio will generally maintain a weighted average duration of no more than one half year greater than, and no less than one year below, the weighted average duration of the Bloomberg Global Aggregate Bond Index (Hedged to USD), which was approximately 6.34 years as of December 31, 2025. From time to time, the Portfolio may deviate from this duration range when the Advisor determines it to be appropriate under the circumstances. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Global Sustainability Fixed Income Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 28% of its net assets in U.S. issuers. This percentage will change due to market conditions. An issuer may be considered to be of a country if it is organized under the laws of, maintains its principal place of business in, has at least 50% of its assets or derives at least 50% of its operating income in, or is a government, government agency, instrumentality or central bank of, that country. As a non-fundamental policy, under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in fixed income securities considered to be investment grade quality. The Portfolio may invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and its instrumentalities.

The Global Sustainability Fixed Income Portfolio’s investments may include securities denominated in foreign currencies. The Portfolio intends to hedge foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency rates. The Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio also may use derivatives, such as futures contracts and options on futures contracts, for hedging purposes such as hedging its interest rate or currency exposure or for non-hedging purposes as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Global Sustainability Fixed Income Portfolio may lend its portfolio securities to generate additional income.

The Advisor intends to take into account certain sustainability considerations when making investment decisions for the Global Sustainability Fixed Income Portfolio. Relative to a fund without these considerations that otherwise has the same investment objective, strategies, and policies as the Portfolio, the Portfolio will generally have excluded, and have less overall weight in, securities of companies that, according to the Portfolio’s sustainability considerations, may be less sustainable as compared to other companies in the Portfolio’s investment universe. Similarly, relative to such a fund, the Portfolio will generally have more overall weight in securities of companies that, according to the Portfolio’s sustainability considerations, may be more sustainable as compared to other companies in the Portfolio’s investment universe. In particular, the Advisor assesses corporate issuers by considering several factors, including carbon intensity and controversies related to land use and biodiversity, toxic spills and releases, operational waste, and water management, with most weight placed on carbon intensity. These issuers are then ranked based on one or more of these factors relative to the applicable universe of securities or their sector peers. Securities of the worst ranked of these companies within the applicable universe of securities are then generally excluded. Additionally, securities of the worst ranked of these companies within their sector are generally underweighted and the best ranked overweighted or neutral-weighted. The Advisor also assesses corporate issuers based on potential emissions from reserves and scaled potential emissions from reserves. These issuers are then ranked relative to the applicable universe of securities. Securities of the worst ranked of these companies within the applicable universe of securities are then generally excluded. In addition, the Advisor seeks to exclude securities of

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companies based on sustainability considerations relating to coal, factory farming, palm oil, cluster munitions and landmines, tobacco, child labor, civilian firearms, private prisons, and material involvement in severe environmental, social, or governance controversies that indicate operations inconsistent with responsible business conduct standards (such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises). For a more detailed description of these sustainability considerations, see “Applying the Portfolios’ Sustainability Considerations”. The Advisor engages third party service providers to provide research information relating to the Portfolio’s sustainability considerations with respect to securities in the Portfolio, where information is available from such providers. The Advisor also may use, or supplement third party service providers’ data with, proprietary research relating to certain sustainability considerations where information is not available or has not been obtained from third party service providers engaged by the Advisor.

In addition to excluding, underweighting, overweighting and neutral weighting securities of companies based upon the Portfolio’s sustainability considerations, the Portfolio also will assess treasury, sovereign and local authority issuers on the respective sovereign entity’s greenhouse gas emissions per GDP and underweight the highest emitters in aggregate. Additionally, the Portfolio will assess government agency and supranational issuers on their carbon intensity and potential emissions from reserves and seek to exclude securities of such issuers with relatively high carbon intensity or potential emissions from reserves.

The Advisor periodically reviews the Portfolio’s sustainability considerations and the Portfolio may periodically modify, add, or remove sustainability considerations.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Sustainability Consideration Investment Risk: A fund that takes into account sustainability considerations may limit the number of investment opportunities available to the fund, and as a result, at times, may underperform funds that are not subject to such sustainability considerations. For example, a fund may decline to purchase, or underweight its investment in, certain securities due to sustainability considerations when other investment considerations would suggest that a more significant investment in such securities would be advantageous. A fund may also overweight its investment in certain securities due to sustainability considerations when other investment considerations would suggest that a lesser investment in such securities would be advantageous. In addition, a fund may sell or retain certain securities due to sustainability considerations when it is otherwise disadvantageous to do so. The sustainability considerations may also cause a fund’s industry allocations to deviate from those of funds without these considerations and of conventional benchmarks. The Advisor may also not be able to assess the sustainability of each company with securities eligible for purchase. For example, the Advisor may not be able to determine all of the sustainability considerations for each company because the third party service providers may not have data on the entire universe of companies with securities considered by the Advisor, or may not have information with respect to each factor considered as a sustainability consideration. Furthermore, “sustainability” is not uniformly defined, and there are significant differences in interpretations of what it means for a company to meet sustainability criteria. A fund’s exposure to companies, industries and sectors of the market may be affected by sustainability data obtained that may be inaccurate and the Advisor’s assessment of a company’s sustainability may differ from assessments made by other funds, managers, or investors. As a result, there is no guarantee that a fund’s investments will reflect the sustainability considerations of any particular investor.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

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Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate

35

or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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DFA Global Sustainability Fixed Income Portfolio Institutional Class Shares —Total Returns

January 2019-December 2025

Highest Quarter	Lowest Quarter
7.43% 2023, Q4	-7.05% 2022, Q1

Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
DFA Global Sustainability Fixed Income Portfolio
Return Before Taxes	4.95%	-0.60%	2.15%	[1]
Return After Taxes on Distributions	3.22%	-1.86%	0.94%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	2.92%	-0.99%	1.14%	[1]
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.42%	[1]

1.	Since inception November 6, 2018.

The implementation and management of the Advisor’s “Sustainability” portfolios, including without limitation, the Global Sustainability Fixed Income Portfolio is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and 8,438,092 B2.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2018).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2018).

• Lacey N. Huebel, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2021.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objectives and Policies

DFA Investment Dimensions Group Inc. (the “Fund”) offers a variety of investment portfolios. Each of the Fund’s portfolios has its own investment objective and policies, and is the equivalent of a separate mutual fund. Each Portfolio described in this Prospectus is designed for long-term investors.

INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Portfolios.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

U.S. Sustainability Core 1 Portfolio

The investment objective of the U.S. Sustainability Core 1 Portfolio is to achieve long-term capital appreciation. The Portfolio seeks to achieve its investment objective by purchasing a broad and diverse group of securities within a market capitalization weighted universe of U.S. operating companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes and seeks to moderately increase the Portfolio’s exposure to smaller capitalization, lower relative price, and higher profitability companies relative to the U.S. Universe, while, relative to a portfolio without the sustainability considerations, excluding or underweighting securities of companies that, according to the Portfolio’s sustainability considerations, may be less sustainable and having more overall weight in securities of companies that may be more sustainable. (See “Applying the Portfolios’ Sustainability Considerations” in this Prospectus). The Advisor generally defines the “U.S. Universe” as a market capitalization weighted set of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Market capitalization weighted means that a company’s weighting in the U.S. Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. The higher the company’s relative market capitalization, the greater its representation. The Portfolio may seek to achieve a moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors, such as price-to-cash-flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. Additionally, the representation of securities in the Portfolio as compared to their representation in the U.S. Universe may be affected by the Portfolio’s sustainability considerations. The Advisor may also adjust the representation in the U.S. Sustainability Core 1 Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. The Advisor may decrease the amount that the Portfolio invests in small capitalization companies that have lower profitability and/or higher relative prices. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio

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will generally not exclude more than 5% of the eligible small capitalization companies within the U.S. Universe based on such investment characteristics. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. The implementation and management of the Advisor’s “Sustainability” portfolios, including without limitation, the U.S. Sustainability Core 1 Portfolio is protected by U.S. Patent Nos. 7,596,525 B1 and 7,599,874 B1.

The U.S. Sustainability Core 1 Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The above-referenced investments are not subject to, though they may incorporate, the Portfolio’s sustainability considerations.

The U.S. Sustainability Core 1 Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the U.S. Sustainability Core 1 Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses. The above-referenced investments are not subject to, although they may incorporate, the U.S. Sustainability Core 1 Portfolio’s sustainability considerations.

U.S. Sustainability Targeted Value Portfolio

The investment objective of the U.S. Sustainability Targeted Value Portfolio is to achieve long-term capital appreciation. The Portfolio will purchase a broad and diverse group of the readily marketable securities of U.S. small and mid-cap companies that the Advisor determines to be lower relative price stocks with higher profitability, while adjusting the composition of the Portfolio based on sustainability considerations (See “Applying the Portfolios’ Sustainability Considerations” in this Prospectus). A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The representation in the Portfolio of an eligible company may be affected by the Portfolio’s sustainability considerations and the Advisor may also adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible U.S. small capitalization company universe based on such investment characteristics. The Advisor may decrease the amount that the Portfolio invests in small capitalization companies that have lower profitability and/or higher relative prices. The criteria the Advisor uses for assessing relative price, profitability, and investment characteristics are subject to change from time to time. The implementation and management of the Advisor’s “Sustainability” portfolios, including without limitation, the U.S. Sustainability Targeted Value Portfolio, is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and 8,438,092 B2.

The U.S. Sustainability Targeted Value Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The above referenced investment are not subject to, although they may incorporate, the Portfolio’s sustainability considerations.

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International Sustainability Core 1 Portfolio

The investment objective of the International Sustainability Core 1 Portfolio is to achieve long-term capital appreciation. The Portfolio seeks to achieve its investment objective by purchasing a broad and diverse group of securities within a market capitalization weighted universe of non-U.S. companies associated with developed markets that have been authorized for investment by the Advisor’s Investment Committee (the “International Universe”). The Portfolio invests in companies of all sizes and seeks to moderately increase the Portfolio’s exposure to smaller capitalization, lower relative price, and higher profitability companies relative to the International Universe, while, relative to a portfolio without sustainability considerations, excluding or underweighting securities of companies that, according to the Portfolio’s sustainability considerations, may be less sustainable and having more overall weight in securities of companies that may be more sustainable. (See “Applying the Portfolios’ Sustainability Considerations” in this Prospectus). For purposes of this Portfolio, the Advisor defines the “International Universe” as a market capitalization weighted set of non-U.S. companies in developed markets that have been authorized for investment by the Advisor’s Investment Committee. Market capitalization weighted means that a company’s weighting in the International Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. The higher the company’s relative market capitalization, the greater its representation. As of the date of this Prospectus, the following markets have been authorized for investment for the Portfolio and comprise the International Universe: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (collectively, the “Approved Markets”). The Advisor will determine, in its discretion, when and whether to invest in countries that have been authorized as Approved Markets, depending on a number of factors, including, but not limited to, asset growth in the Portfolio, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets. Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Portfolio from time to time. Also, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. (For a description of the securities approved for investment, see “Approved Markets”). The implementation and management of the Advisor’s “Sustainability” portfolios, including without limitation, the International Sustainability Core 1 Portfolio is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and, 8,438,092 B2.

Under normal market conditions, the International Sustainability Core 1 Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries.

The International Sustainability Core 1 Portfolio may seek to achieve a moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors, such as price-to-cash-flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. Additionally, the representation of securities in the Portfolio as compared to their representation in the International Universe may be affected by the Portfolio’s sustainability considerations. The Advisor may also adjust the representation in the International Sustainability Core 1 Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. The Advisor may decrease the amount that the Portfolio invests in small capitalization companies that have lower profitability and/or higher relative prices. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time.

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The International Sustainability Core 1 Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s sustainability considerations.

The International Sustainability Core 1 Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the International Sustainability Core 1 Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses. The above-referenced investments are not subject to, although they may incorporate, the International Sustainability Core 1 Portfolio’s sustainability considerations.

Emerging Markets Sustainability Core 1 Portfolio

The investment objective of the Emerging Markets Sustainability Core Portfolio is to achieve long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing in companies associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). The Portfolio invests its assets primarily in Approved Markets equity securities listed on bona fide securities exchanges. As of the date of this Prospectus, the Portfolio invests in the following countries that are designated as Approved Markets: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and United Arab Emirates. The Advisor will determine, in its discretion, when and whether to invest in countries that have been authorized as Approved Markets, depending on a number of factors, including, but not limited to, asset growth in the Portfolio, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor may designate other countries as Approved Markets for investment in the future, in addition to the countries identified above, or the Investment Committee may remove one or more countries from the list of Approved Markets. Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Portfolio from time to time. In addition, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. (For a description of the securities approved for investment, see “Approved Markets”). The implementation and management of the Advisor’s “Sustainability” portfolios, including, without limitation, the Emerging Markets Sustainability Core Portfolio, is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and 8,438,092 B2.

The Emerging Markets Sustainability Core Portfolio will seek to purchase a broad and diverse group of securities within a market capitalization weighted universe of non-U.S. companies associated with emerging markets (the “Emerging Markets Universe”). The Portfolio invests in companies of all sizes and seeks to moderately increase the Portfolio’s exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the Emerging Markets Universe, while adjusting the composition of the Portfolio based on sustainability considerations (See “Applying the Portfolios’ Sustainability Considerations” in this Prospectus). For purposes of this Portfolio, the Advisor defines the Emerging Markets Universe as a market capitalization weighted set of companies in Approved Markets. Market capitalization weighted means that a company’s weighting in the Emerging Markets Universe is proportional to that company’s actual market capitalization compared to the total market capitalization of all eligible companies. The higher the company’s relative market capitalization, the greater its representation. The Portfolio may seek to achieve a moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the Emerging Markets Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high

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profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. Additionally, the representation of securities in the Portfolio as compared to their representation in the Emerging Markets Universe may be affected by the Portfolio’s sustainability considerations. The Advisor may also adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. The Advisor may decrease the amount that the Portfolio invests in small capitalization companies that have lower profitability and/or higher relative prices. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time.

In determining which countries are eligible markets for the Emerging Markets Sustainability Core Portfolio, the Advisor may consider various factors, including, without limitation, the classification of countries recognized by global index providers, market liquidity, relative availability of information to investors, government regulation, including fiscal and foreign exchange repatriation rules, the availability of other access to these markets, clearing and settlement processes, taxes, fees, duties, and other costs of transacting in the market, and observance of property rights. Approved Markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Portfolio.

Pending the investment of new capital in Approved Markets securities, the Emerging Markets Sustainability Core Portfolio will typically invest in money market instruments or other highly liquid debt instruments including those denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, the Portfolio may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Portfolio does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances.

The Emerging Markets Sustainability Core Portfolio does not seek current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

The Emerging Markets Sustainability Core Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Emerging Markets Sustainability Core Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses. The Portfolio may also purchase or sell futures contracts and options on futures contracts for Approved Markets or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s sustainability considerations.

The Emerging Markets Sustainability Core Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

Dimensional World ex U.S. Sustainability Targeted Value Portfolio

The investment objective of the World ex U.S. Sustainability Targeted Value Portfolio is to achieve long-term capital appreciation. The Portfolio seeks to achieve its investment objective by purchasing a broad and diverse group of

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mostly small and mid-sized non-U.S. companies associated with countries with developed and emerging markets, which may include frontier markets (emerging markets in an earlier stage of development), that the Advisor believes to be value stocks with higher profitability at the time of purchase and have been authorized for investment as Approved Markets by the Advisor’s Investment Committee. As of the date of this Prospectus, the following markets have been authorized for investment as Approved Markets for the World ex U.S. Sustainability Targeted Value Portfolio: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, Brazil, Chile, China, Colombia, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates (collectively, the “Approved Markets”). The Advisor will determine in its discretion when and whether to invest in markets that have been authorized as Approved Markets, depending on a number of factors, including, but not limited to, asset growth in the Portfolio, constraints imposed in Approved Markets, and other characteristics of each such market. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets. Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Portfolio from time to time. Also, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. (For a description of the securities approved for investment, see “Approved Markets”). The implementation and management of the Advisor’s “Sustainability” portfolios, including, without limitation, the World ex U.S. Sustainability Targeted Value Portfolio, is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and 8,438,092 B2.

The World ex U.S. Sustainability Targeted Value Portfolio intends to invest its assets to gain exposure to at least three different countries, excluding the United States. The Portfolio intends to purchase securities of small and mid-sized companies in countries with developed and emerging markets that the Advisor believes to be lower relative price stocks with higher profitability at the time of purchase. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor determines what constitutes a small or mid-sized company on a country- or region-specific basis and based primarily on market capitalization. The Advisor may adjust the representation in the World ex U.S. Sustainability Targeted Value Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate.

In determining which emerging market countries are eligible markets for the World ex U.S. Sustainability Targeted Value Portfolio, the Advisor may consider various factors, including, without limitation, the classification of countries recognized by global index providers, market liquidity, relative availability of information to investors, government regulation, including fiscal and foreign exchange repatriation rules, the availability of other access to these markets, clearing and settlement processes, taxes, fees, duties, and other costs of transacting in the market, and observance of property rights. Approved emerging markets may not include all such emerging markets. In determining whether to approve emerging markets for investment, the Advisor may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Portfolio.

The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each country based on such investment characteristics. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. The Advisor may decrease the amount that the Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

The World ex U.S. Sustainability Targeted Value Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets, including the United States, while maintaining

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liquidity. The Portfolio also may purchase or sell futures contracts and options on futures contracts for equity securities and indices, including those of the United States, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

The World ex U.S. Sustainability Targeted Value Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together “Stock Connect”) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

APPROVED MARKETS - INTERNATIONAL PORTFOLIOS

The International Sustainability Core 1 Portfolio, Emerging Markets Sustainability Core 1 Portfolio, and World ex U.S. Sustainability Targeted Value Portfolio (each an “International Portfolio” and collectively, the “International Portfolios”) invest in securities of Approved Markets (as identified above) listed on bona fide securities exchanges or traded on the over-the-counter markets.

These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. Approved Market securities are defined as securities that are associated with an Approved Market (“Approved Market Securities”) under the following criteria. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in a Portfolio’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. The International Portfolios also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

DESCRIPTION OF INVESTMENTS—DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO

The following is a description of the categories of investments that may be acquired by the DFA Global Sustainability Fixed Income Portfolio. Deviations from these categories may occur due to holdings in securities received in connection with corporate actions or issuer-driven events.

1.  U.S. Government Obligations—Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit

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of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market, such as mortgage TBAs.

3.  Corporate Debt Obligations—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which have received an investment grade rating by Moody's, Fitch or S&P, or an equivalent rating assigned by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, have been determined by the Advisor to be of comparable quality.

4.  Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will be acquired only from banks having assets in excess of $1,000,000,000.

5.  Commercial Paper—Rated, at the time of purchase, A1+ to A3 by S&P or Prime1 to Prime3 by Moody’s, or F1+ to F3 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least Baa3 by Moody’s or BBB- by S&P or Fitch.

6.  Repurchase Agreements—Instruments through which the DFA Global Sustainability Fixed Income Portfolio purchases securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or other such counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to the Portfolio’s investment restriction on illiquid investments. The Portfolio also will only invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.  Foreign Government and Agency Obligations—Bills, notes, bonds, and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.

8.  Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.

9.  Foreign Issuer Obligations—Debt securities of non-U.S. issuers that have received a rating of AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

10.  Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.  Money Market Funds—The DFA Global Sustainability Fixed Income Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds. The securities purchased by the money market funds are not subject to the sustainability considerations that have been identified in this Prospectus. Investments in money market funds may involve a duplication of certain fees and expenses and are not a principal investment of the DFA Global Sustainability Fixed Income Portfolio.

The implementation and management of the Advisor’s “Sustainability” portfolios, including, without limitation, the DFA Global Sustainability Fixed Income Portfolio, is protected by U.S. Patent Nos. 7,596,525 B1, 7,599,874 B1 and 8,438,092 B2.

The categories of fixed income securities that may be acquired by the DFA Global Sustainability Fixed Income Portfolio may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary

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with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR) or the Treasury bill rate.

Duration, as discussed with respect to the DFA Global Sustainability Fixed Income Portfolio’s investment policy regarding duration, is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. In general, greater sensitivity to changes in interest rates typically corresponds to higher volatility and higher risk.

APPLYING THE PORTFOLIOS’ SUSTAINABILITY CONSIDERATIONS

The Advisor intends to take into account certain sustainability considerations when making investment decisions for the Portfolios. Relative to a fund without these considerations that otherwise has the same investment objective, strategies, and policies as a Portfolio, the Portfolio will generally have excluded, and have less overall weight in securities of companies that, according to the Portfolios’ sustainability considerations, may be less sustainable as compared to other companies with securities in the Portfolios’ investment universe. Similarly, relative to such a fund, a Portfolio will generally have more overall weight in securities of companies that, according to the Portfolios’ sustainability considerations, may be more sustainable as compared to other companies with securities in the Portfolios’ investment universe.

Except with respect to the U.S. Sustainability Targeted Value Portfolio, World ex U.S. Sustainability Targeted Value Portfolio and Global Sustainability Fixed Income Portfolio, the Advisor ranks companies (i) relative to the broader equity market based on potential emissions from reserves and scaled potential emissions from reserves and the securities of the worst-ranking companies are generally underweighted or excluded, (ii) relative to the applicable universe of securities based on carbon intensity and the securities of the worst-ranking companies are generally underweighted or excluded and (iii) relative to their sector peers based primarily on carbon intensity, but also considering several other factors, including controversies related to land use and biodiversity, toxic spills and releases, operational waste, and water management, and the securities of the worst-ranking companies are generally underweighted or excluded and the securities of the remaining companies are generally overweighted or neutral-weighted.

With respect to U.S. Sustainability Targeted Value Portfolio and World ex U.S. Sustainability Targeted Value Portfolio, the Advisor ranks companies relative to the applicable universe of securities based on carbon intensity and scaled potential emissions from reserves and the securities of the worst-ranking companies are generally excluded.

With respect to the Global Sustainability Fixed Income Portfolio, the Advisor assesses corporate issuers by considering several factors, including carbon intensity and controversies related to land use and biodiversity, toxic spills and releases, operational waste, and water management, with most weight placed on carbon intensity. These issuers are then ranked based on one or more of these factors relative to the applicable universe of securities or their sector peers. Securities of the worst ranked of these companies within the applicable universe of securities are then generally excluded. Additionally, securities of the worst ranked of these companies within their sector are generally underweighted and the best ranked overweighted or neutral-weighted. The Advisor also assesses corporate issuers based on potential emissions from reserves and scaled potential emissions from reserves. These issuers are then ranked relative to the applicable universe of securities. Securities of the worst ranked of these companies within the applicable universe of securities are then generally excluded.

This process means that individual securities are evaluated relative to the applicable universe of securities or against sector peers rather than against strict individual sustainability targets or a pre-determined threshold, such as absolute maximum emissions criteria. The Portfolios (except U.S. Sustainability Targeted Value Portfolio, World ex U.S. Sustainability Targeted Value Portfolio and Global Sustainability Fixed Income Portfolio) may overweight a security with worse sustainability considerations relative to sector peers or other eligible securities. For example, in a scenario where a security has worse sustainability considerations but has higher expected returns due to exposure to the identified long-term drivers of expected returns, it may be overweighted as a result of its expected return characteristics. Conversely, the Portfolios also may have lower overall weight in such higher expected returns securities as a result of the application of the sustainability considerations.

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The Portfolios seek to exclude securities of companies based on involvement in the following business practices and products based on certain criteria:

Business practice or product	Business involvement criteria
Coal	Ownership of thermal or metallurgical coal reserves or revenue from the mining of thermal coal and its sale to third parties.
Factory farming	Commercial animal husbandry for the purpose of food production. This criteria does not cover organic or free-range farms or fish and other aquaculture animals.
Palm oil

>10% of revenue from the production or distribution of palm oil. This criteria does not cover products that use palm oil as an ingredient or component, palm oil derivatives, or fractionated products nor the transportation of palm oil from mill and supply base to refineries.

Cluster munitions and landmines	Production of cluster munitions, landmines or key intended components of such weapons.
Tobacco	>10% of revenue from the production, distribution or retail of tobacco products. This criteria does not cover products designed as an aid to quit smoking.
Child labor

Involvement in severe child labor controversies. Factors that may be considered for determining severity include, but are not limited to, a history of involvement in child labor-related legal cases, widespread or egregious instances of child labor, resistance to improved practices, and criticism by non-governmental organizations and/or other third-party observers.

Civilian firearms	Production of firearms (i.e., using an explosive charge as a propellant) intended for civilian use.
Private prisons

Operation or management of, or provision of staffing services to, for-profit correctional and/or detention facilities. This criteria does not cover provision of maintenance or non-management services (including staffing for such services).

Business conduct

Material involvement in severe environmental, social or governance controversies that indicate operations inconsistent with responsible business conduct standards, such as those defined by the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development Guidelines for Multinational Enterprises.

The exclusion of certain securities based on the specific criteria outlined in the table above are applied at a company level. To implement these exclusions, the Portfolios seek to (a) avoid purchasing and (b) divest from securities of companies that are directly involved in the above business practices. Indirect involvement, for example through ownership structures or franchising, may not lead to exclusion. Where the Advisor has no indication of involvement, the Advisor will deem there to be no involvement. Sustainability considerations are generally reviewed in accordance with updates from third-party service providers where these are used, typically on at least an annual basis where updated data is available. Should existing holdings, eligible at the time of purchase, subsequently become ineligible, they will be divested within a reasonable period of time considering turnover, liquidity and associated trading costs.

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The Global Sustainability Fixed Income Portfolio also assesses treasury, sovereign and local authority issuers on the respective sovereign entity’s greenhouse gas emissions per gross domestic product (“GDP”) and underweights the highest emitters in aggregate. Additionally, the Portfolio assesses government agency and supranational issuers on their carbon intensity and potential emissions from reserves and seeks to exclude securities of such issuers with relatively high carbon intensity or potential emissions from reserves.

The Advisor may also exclude or halt purchases of securities of specific companies for other reasons, including factors believed to be important to investors interested in sustainability, such as excluding securities of companies associated with significant environmental controversies (e.g., a company involved in a severe fraud relating to environmental standards).

The Portfolios are permitted to invest in derivative instruments, which may include futures. These instruments may cause indirect exposure to securities that would typically be excluded or underweighted through the processes described above.

The Portfolios may periodically modify, add, or remove their sustainability considerations.

As of the date of this Prospectus, MSCI ESG Research LLC and Institutional Shareholder Services Inc. have been engaged by the Advisor as the Portfolios’ primary providers of research information relating to the sustainability considerations with respect to securities in the Portfolios’ eligible universe, where information is available from such providers. Although the Advisor evaluates the providers’ data coverage and quality and reviews the data methodology of each of its providers, the providers do not warrant or guarantee the accuracy and/or completeness of the data. For issuers where data is not available, the providers may estimate values based on defined estimation and modelling methodologies; however, the providers generally seek to prioritize reported data. This information may be cross-referenced and supplemented by the Advisor to create a proprietary data set. Alternatively, data may be created and maintained internally by the Advisor (e.g., using reported data or sector information). In both cases, a Portfolio may still invest in these issuers. From time to time, data may be incomplete, inaccurate, or missing resulting in certain investments being incorrectly included, excluded or weighted in a Portfolio. Should the Advisor form the view that an existing holding has been incorrectly included, excluded or weighted, the positions will be appropriately adjusted within a reasonable period of time considering turnover, liquidity and associated trading costs. The Fund or Advisor may also change or engage additional independent third party service providers from time to time.

Because the Advisor takes into account sustainability considerations when constructing the investment portfolio, a Portfolio may not invest in, or may deviate in its exposure to, securities of certain types of companies, industries, and segments of the designated markets in which similar portfolios without sustainability considerations invest.

Each Portfolio’s sustainability considerations are designed to meet what the Advisor believes to be the investing needs of the shareholders for which the Portfolio is designed; the exclusion, purchase, or sale of specific securities in a Portfolio should not be construed as reflecting a judgment by the Advisor or the Board of Directors of the Fund relating to any sustainability issue.

‘Revenue’ is generally the total annual sales and revenue from normal operating activities before the deduction of costs and taxes, with a preference placed on audited financial statements. When a breakdown of revenue by business activity is not available, estimates or derivations may be applied by the data provider based on ancillary information such as the company structure, business model, supply chain characteristics, and company financials. If revenue is not disclosed and cannot be estimated (e.g., there are no available financial statements), then revenue will be deemed to be zero.

‘Carbon intensity’ means a company’s most recently reported or estimated Scope 1 (direct) + Scope 2 (indirect) greenhouse gas emissions in carbon dioxide equivalents (CO2e) normalized by sales (metric tons CO2e per USD million sales). Greenhouse gases included are carbon dioxide (CO2), methane (CH4), nitrous oxide (N2O), hydrofluorocarbons (HFCs), perfluorocarbons (PFCs), sulfur hexafluoride (SF6), and Nitrogen trifluoride (NF3).

‘Potential emissions from reserves’ means an estimate of carbon dioxide produced if a company’s reserves of oil, gas, and coal were converted to energy, given estimated carbon and energy densities of the respective reserves. If potential emissions from reserves cannot be estimated (e.g., there is no information available on a company’s reserves of oil, gas, or coal), then potential emissions from reserves will be deemed to be zero.

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‘Scaled potential emissions from reserves’ means potential emissions from reserves divided by the company’s assets (i.e., resources that a company owns or controls that have economic value). If potential emissions from reserves cannot be estimated (e.g., there is no information available on a company’s reserves of oil, gas, or coal), then scaled potential emissions from reserves will be deemed to be zero.

‘Greenhouse gas emissions per GDP’ means an issuer’s most recently reported sovereign-level United Nations Framework Convention on Climate Change (UNFCCC) production-based greenhouse gas emissions excluding land use, land-use change and forestry (LULUCF) normalized by the issuer’s sovereign-level purchasing power parity (PPP)-adjusted GDP.

PORTFOLIO TRANSACTIONS—EQUITY PORTFOLIOS

In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor’s judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policies of each Portfolio.

In attempting to respond to adverse market, economic, political, or other considerations, a Portfolio may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s principal investment strategies. In these circumstances, the Portfolio may be unable to achieve its investment objective.

PORTFOLIO STRATEGIES—DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO

In managing the DFA Global Sustainability Fixed Income Portfolio, the Advisor places priority on efficiently managing portfolio turnover and keeping trading costs low. The DFA Global Sustainability Fixed Income Portfolio will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected incremental return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities. At times when, in the Advisor’s judgment, eligible foreign securities do not offer expected term premiums that compare favorably with those offered by eligible U.S. securities, the DFA Global Sustainability Fixed Income Portfolio will be invested primarily in the latter securities. The Advisor believes that expected credit premiums are available largely through investment in commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the DFA Global Sustainability Fixed Income Portfolio will be chosen with a view to maximizing anticipated returns, net of trading costs.

In attempting to respond to adverse market, economic, political, or other considerations, the DFA Global Sustainability Fixed Income Portfolio may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s principal investment strategies. In these circumstances, the DFA Global Sustainability Fixed Income Portfolio may be unable to achieve its investment objective.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in a Portfolio will fluctuate, there is the risk that you will lose money. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolios.

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	U.S. Sustainability Core 1 Portfolio	U.S. Sustainability Targeted Value Portfolio	International Sustainability Core 1 Portfolio
Call Risk
China Investments Risk
Credit Risk
Cyber Security Risk	X	X	X
Depositary Receipts Risk			X
Derivatives Risk	X	X	X
Emerging Markets Risk
Equity Market Risk	X	X	X
Foreign Government Debt Risk
Foreign Securities and Currencies Risk			X
Geographic Focus Risk			X
Income Risk
Interest Rate Risk
Liquidity Risk
Market Risk
Mortgage-Backed Securities Risk
Operational Risk	X	X	X
Profitability Investment Risk	X	X	X
Securities Lending Risk	X	X	X
Small and Mid-Cap Company Risk	X	X	X
Sustainability Consideration Investment Risk	X	X	X
Value Investment Risk	X	X	X

	Emerging Markets Sustainability Core 1 Portfolio	World ex U.S. Sustainability Targeted Value Portfolio	DFA Global Sustainability Fixed Income Portfolio
Call Risk			X
China Investments Risk	X	X
Credit Risk			X
Cyber Security Risk	X	X	X
Depositary Receipts Risk	X	X
Derivatives Risk	X	X	X
Emerging Markets Risk	X	X
Equity Market Risk	X	X
Foreign Government Debt Risk			X
Foreign Securities and Currencies Risk	X	X	X
Geographic Focus Risk	X

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	Emerging Markets Sustainability Core 1 Portfolio	World ex U.S. Sustainability Targeted Value Portfolio	DFA Global Sustainability Fixed Income Portfolio

Income Risk			X
Interest Rate Risk			X
Liquidity Risk			X
Market Risk			X
Mortgage-Backed Securities Risk			X
Operational Risk	X	X	X
Profitability Investment Risk	X	X
Securities Lending Risk	X	X	X
Small and Mid-Cap Company Risk	X	X
Sustainability Consideration Investment Risk	X	X	X
Value Investment Risk	X	X

Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a fund has invested in, the fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by Taiwan’s political and economic relationship with China. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes and defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned

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by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries, or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses.

Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. On December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position, which could adversely affect a fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Certain investments in Chinese companies may be made through a special structure known as a VIE. In a VIE structure, foreign investors, such as a fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure generally, or with respect to certain industries. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the

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inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a fund's returns and net asset value.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact a fund’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk: Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, a fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk

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increases when a fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Emerging Markets Risk: Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy; (vi) higher degree of corruption and fraud; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; and (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries. Similar to foreign issuers, emerging market issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available, reliable and current financial and other information about such issuers, comparable to U.S. issuers. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S.

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or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters. Information about the countries in which the fund invested and the level of investment is available on the fund's website, and on the fund's Forms N-PORT and N-CSR filed with the SEC.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Mortgage-Backed Securities Risk: Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or potentially more significant than risks associated with other types of debt instruments. Mortgage securities differ from typical debt securities in that principal is not paid back at maturity, but rather periodically over the life of the security. A fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because it may have to reinvest that money at the lower prevailing interest rates. As a result, mortgage securities may be less effective than some other types of debt securities as a means of securing long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. Conversely, in a period of rising interest rates, a fund may exhibit additional volatility since rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As interest rates rise mortgage borrowers are less likely to exercise prepayment options, which may reduce the value of these securities and potentially cause a fund to lose money. This is known as extension risk.

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Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sustainability Consideration Investment Risk: A fund that takes into account sustainability considerations may limit the number of investment opportunities available to the fund, and as a result, at times, may underperform funds that are not subject to such sustainability considerations. For example, a fund may decline to purchase, or underweight its investment in, certain securities due to sustainability considerations when other investment considerations would suggest that a more significant investment in such securities would be advantageous. A fund may also overweight its investment in certain securities due to sustainability considerations when other investment considerations would suggest that a lesser investment in such securities would be advantageous. In addition, a fund may sell or retain certain securities due to sustainability considerations when it is otherwise disadvantageous to do so. The sustainability considerations may also cause a fund’s industry allocations to deviate from those of funds without these considerations and of conventional benchmarks. The Advisor may also not be able to assess the sustainability of each company with securities eligible for purchase. For example, the Advisor may not be able to determine all of the sustainability considerations for each company because the third party service providers may not have data on the entire universe of companies with securities considered by the Advisor, or may not have information with respect to each factor considered as a sustainability consideration. Furthermore, “sustainability” is not uniformly defined, and there are significant differences in interpretations of what it means for a company to meet sustainability criteria. A fund’s exposure to companies, industries and sectors of the market may be affected by sustainability data obtained that may be inaccurate and the Advisor’s assessment of a company’s sustainability may differ from assessments made by other funds, managers, or investors. As a result, there is no guarantee that a fund’s investments will reflect the sustainability considerations of any particular investor.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios.

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Securities Loans

Each Portfolio is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While each Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. For information concerning the revenue from securities lending, see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio’s total assets, which includes the value of collateral received. To the extent a Portfolio loans a portion of its securities, the Portfolio will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. The securities purchased by the Short Term Series are not subject to the sustainability considerations that have been identified in this Prospectus. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios’ Statement of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. Each Portfolio will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio knows that a material event will occur. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “Principal Risks—Securities Lending Risk” for a discussion of the risks related to securities lending.

Securities Lending Revenue

During the fiscal year ended October 31, 2025, the following Portfolios received the following net revenues from a securities lending program (see “Securities Loans”), which constituted a percentage of the average daily net assets of each Portfolio as follows:

Portfolio	Net Revenue*	Percentage of Net Assets
U.S. Sustainability Core 1 Portfolio	$215,218	0.00%
U.S. Sustainability Targeted Value Portfolio	$30,236	0.01%
International Sustainability Core 1 Portfolio	$1,615,953	0.04%
Emerging Markets Sustainability Core 1 Portfolio	$1,441,473	0.13%
World ex U.S. Sustainability Targeted Value Portfolio	$11,440	0.01%
DFA Global Sustainability Fixed Income Portfolio	$19,948	0.00%

* The amounts included in the table above may differ from the amounts disclosed in the Portfolios’ annual financial statements due to timing differences, reconciliations, and certain other adjustments.

Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios. Pursuant to an Investment Management Agreement with the Fund on behalf of each Portfolio, the Advisor is responsible for the management of each of the

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Portfolio’s assets. Each of the Portfolios is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the International Sustainability Core 1 Portfolio since 2010, the U.S. Sustainability Core 1 Portfolio since 2012, the Emerging Markets Sustainability Core 1 Portfolio since 2018, the U.S. Sustainability Targeted Value Portfolio since 2020, and the World ex U.S. Sustainability Targeted Value Portfolio since inception (2025).

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the International Sustainability Core 1 Portfolio since 2015, the Emerging Markets Sustainability Core 1 Portfolio since 2018, and the U.S. Sustainability Core 1 Portfolio since 2024.

Ms. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Advisor in 2012, has been a portfolio manager since 2014, and has been responsible for the International Sustainability Core 1 Portfolio since 2017 and the Emerging Markets Sustainability Core 1 Portfolio since 2018.

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the DFA Global Sustainability Fixed Income Portfolio since 2018.

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the DFA Global Sustainability Fixed Income Portfolio since 2018.

Mr. Collins-Dean is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Collins-Dean holds an MBA from the University of Chicago and a BS from Wake Forest University. Mr. Collins-Dean joined the Advisor in 2014, has been a portfolio manager since 2016, and has been responsible for the Emerging Markets Sustainability Core 1 Portfolio and International Sustainability Core 1 Portfolio since 2019.

Mr. Schneider is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Advisor in 2011, has been a portfolio manager since 2013, and has been responsible for the U.S. Sustainability Targeted Value Portfolio since 2020 and the World ex U.S. Sustainability Targeted Value Portfolio since inception (2025).

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Mr. Leblond is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Leblond holds an MBA from the University of Chicago, and an MS and BS from Columbia University. Mr. Leblond joined the Advisor in 2015, has been a portfolio manager since 2017, and has been responsible for the U.S. Sustainability Targeted Value Portfolio since 2020.

Ms. Huebel is a Vice President and Senior Portfolio Manager of the Advisor. Ms. Huebel holds an MS from Kansas State University, an MA from the University of California-Santa Barbara, and a BS from Texas State University. Ms. Huebel joined the Advisor in 2012, has been a portfolio manager since 2015, and has been responsible for the DFA Global Sustainability Fixed Income Portfolio since 2021.

Mr. Hertzer is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Hertzer holds an MBA from the University of California, Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined the Advisor in 2013, has been a portfolio manager since 2016, and has been responsible for the U.S. Sustainability Core 1 Portfolio since 2022.

Mr. McAndrews is a Vice President and Senior Portfolio Manager of the Advisor. Mr. McAndrews holds an MBA from Columbia University, an MA from Norwich University, and a BS from the United States Naval Academy. Mr. McAndrews joined the Advisor in 2015, has been a portfolio manager since 2015, and has been responsible for the World ex U.S. Sustainability Targeted Value Portfolio since inception (2025).

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Portfolio shares.

The Advisor and, with respect to the International Portfolios and the DFA Global Sustainability Fixed Income Portfolio, Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), provide each Portfolio with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors of the Fund (the “Board”) approving the Investment Management Agreement with respect to each Portfolio is available in the semi-annual Form N-CSR report for the Portfolios for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested trustees/directors, fees and expenses of disinterested trustees/ directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and trustees/directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreements for certain portfolios of the Fund, including the Portfolios in this Prospectus. Expenses allocable to a particular portfolio of the Fund are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are borne by each portfolio on the basis of its relative net assets or equally.

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MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by each Portfolio (excluding the World ex U.S. Sustainability Targeted Value Portfolio) for the services provided by the Advisor for the fiscal year ended October 31, 2025. The “Management Fee” listed in the “Annual Fund Operating Expenses” table for the Portfolios (excluding the World ex U.S. Sustainability Targeted Value Portfolio) provides the investment management fee that was payable by the respective Portfolio to the Advisor.

The “Annual Fund Operating Expenses” table for the World ex U.S. Sustainability Targeted Value Portfolio describes the anticipated fees to be incurred by the Portfolio for the services provided by the Advisor for the first full fiscal year.

The Advisor, not the International Portfolios or DFA Global Sustainability Fixed Income Portfolio, compensates the sub-advisors.

Sub-Advisors

The Advisor has entered into Sub-Advisory Agreements with DFAL and DFA Australia, respectively, with respect to the International Portfolios and the DFA Global Sustainability Fixed Income Portfolio. Pursuant to the terms of each Sub-Advisory Agreement, DFAL and DFA Australia each have the authority and responsibility to select brokers or dealers to execute securities transactions for each International Portfolio and the DFA Global Sustainability Fixed Income Portfolio. Each Sub-Advisor’s duties include the maintenance of a trading desk and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor will review the holdings of each International Portfolio and the DFA Global Sustainability Fixed Income Portfolio and review the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities that are eligible for purchase and sale by an International Portfolio and the DFA Global Sustainability Fixed Income Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. DFAL and DFA Australia maintain and furnish to the Advisor information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by each International Portfolio and the DFA Global Sustainability Fixed Income Portfolio, as well as making recommendations and elections on corporate actions. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the International Portfolios and the DFA Global Sustainability Fixed Income Portfolio (the "MOM-Eligible Portfolios"). As described above, DFA Australia and/or DFAL, each a Dimensional Wholly-Owned Sub-advisor, currently serve as sub-advisors to each MOM-Eligible Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for a MOM-Eligible Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling a MOM-Eligible Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to a MOM-Eligible Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the

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ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to a MOM-Eligible Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set a MOM-Eligible Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of a MOM-Eligible Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with a MOM-Eligible Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a MOM-Eligible Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of each Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of each Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, including management fees, and in certain instances, assume certain expenses of the Portfolios, as described below. The Fee Waiver Agreement for the Portfolios described below will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio. The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

U.S. Sustainability Core 1 Portfolio
International Sustainability Core 1 Portfolio
Dimensional World ex U.S. Sustainability Targeted Value Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the Portfolios listed below (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio listed below, on an annualized basis, to the rates listed below as a percentage of the Institutional Class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover for any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below.

Portfolio	Expense Limitation Amount
U.S. Sustainability Core 1 Portfolio	0.25%
International Sustainability Core 1 Portfolio	0.38%
Dimensional World ex U.S. Sustainability Targeted Value Portfolio	0.52%

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U.S. Sustainability Targeted Value Portfolio
Emerging Markets Sustainability Core 1 Portfolio
DFA Global Sustainability Fixed Income Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of each of the Portfolios listed below (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and the Short Term Series, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio listed below, on an annualized basis, to the rates listed below as a percentage of the Institutional Class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below.

Portfolio	Expense Limitation Amount
U.S. Sustainability Targeted Value Portfolio	0.34%
Emerging Markets Sustainability Core 1 Portfolio	0.42%
DFA Global Sustainability Fixed Income Portfolio	0.25%

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of a Portfolio are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

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Tax Considerations. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by a Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met. Because the income of the DFA Global Sustainability Fixed Income Portfolio primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the DFA Global Sustainability Fixed Income Portfolio is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of a Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

A Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

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State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the SAI.

Electronic Shareholder Information

In order to conserve natural resources, which the Advisor understands is an important consideration of the shareholders of the Portfolios, shareholders, when opening an account through a financial intermediary that provides electronic delivery, are encouraged to consent to the acceptance of all shareholder information about the Portfolio(s) in which the shareholders invest, through electronic delivery. Shareholder information includes prospectuses, statements of additional information, annual and semi-annual reports, confirmations and statements. Additionally, the Portfolios’ website address is https://www.dimensional.com. The current Prospectus of the Portfolios is available for viewing and printing on the website. An interruption in transmissions over the Internet generally or a problem in the transmission of the Portfolios’ website in particular could result in a delay or interruption in the ability of shareholders to access the website.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of any Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a financial intermediary should contact such intermediary with regard to purchase instructions. The Portfolios’ Institutional Class shares generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. The Portfolios generally are available for investment only to U.S. citizens, U.S. residents, and U.S. domestic

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corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, Portfolios may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Institutional Class shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, Institutional Class shares of a Portfolio may be purchased in exchange for securities that are eligible for acquisition by the Portfolio or otherwise represented in its portfolio as described in this Prospectus or as otherwise consistent with the Fund’s policies and procedures or, in the case of the International Portfolios, in exchange for local currencies in which such securities of the International Portfolios are denominated. Securities and local currencies accepted by the Fund for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the International Portfolios with local currencies should first contact the Advisor.

The Fund will not accept securities in exchange for Institutional Class shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such

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securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, may not exceed 5% of the net assets of the Portfolio immediately after the transaction. The Fund will accept such securities for investment and not resale.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of Institutional Class shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

Each Portfolio’s Institutional Class shares are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of a Portfolio’s Institutional Class shares can disrupt portfolio management strategies, harm performance, and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition, the nature of the International Portfolios’ holdings may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the International Portfolios’ holdings and the reflection of those changes in the International Portfolios’ net asset value (called “arbitrage market timing”). Such delays may occur because the International Portfolios have significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the International Portfolios calculate their net asset value. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the International Portfolios calculate their net asset value. There is a possibility that arbitrage market timing may dilute the value of the International Portfolios’ shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board of the Fund has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Portfolios: (i) trade activity monitoring and purchase blocking procedures, and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios’ Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in a Portfolio’s Institutional Class shares, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Portfolio’s Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

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Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in a Portfolio’s Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolios (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolios’ Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in a Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through

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Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolios. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolios’ securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in a Portfolio’s Institutional Class shares may occur. The Portfolios do not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The value of each class of shares of each Portfolio will fluctuate in relation to its investment experience. The net asset value per share of each class of a Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the respective Portfolio. Each Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolios (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolios that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolios value the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

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Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

As of the date of this Prospectus, the International Portfolios holding foreign equity securities will also fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally 4:00 p.m. ET) and the time that the net asset values of the International Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Portfolios price their shares at the close of the NYSE, the International Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Portfolios use fair value pricing, the values assigned to the International Portfolios’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Advisor monitors the operation of the method used to fair value price the International Portfolios’ foreign investments.

The net asset value per share of the International Portfolios and the DFA Global Sustainability Fixed Income Portfolio is expressed in U.S. dollars by translating the net assets of the International Portfolios and the DFA Global Sustainability Fixed Income Portfolio using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since the International Portfolios and the DFA Global Sustainability Fixed Income Portfolio own securities that are primarily traded in foreign markets which may trade on days when the International Portfolios and the DFA Global Sustainability Fixed Income Portfolio do not price their shares, the net asset value of the International Portfolios and the DFA Global Sustainability Fixed Income Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

Certain of the securities holdings of the Emerging Markets Sustainability Core 1 Portfolio in Approved Markets may be subject to tax, investment, and currency repatriation regulations of the Approved Markets that could have a material effect on the values of the securities. For example, the Portfolio might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Portfolio may also be subject to certain contractual arrangements with investment authorities in an Approved Market that require the Portfolio to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not readily available as defined in Rule 2a-5, the swap agreement will be valued in good faith at fair value in accordance with procedures approved by the Board.

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PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” Institutional Class shares of the Portfolio selected will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolios’ Institutional Class shares from investors. With respect to such investors, the Institutional Class shares of a Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase Institutional Class shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by a Portfolio arising out of such cancellation. The Fund reserves the right to redeem Institutional Class shares owned by any purchaser whose order is canceled to recover any resulting loss to a Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

When authorized by the Fund, certain financial institutions purchasing a Portfolio’s Institutional Class shares on behalf of customers or plan participants may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the Fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the Fund if payment is not received or delayed.

Exchange of Shares

Investors may exchange Institutional Class shares of a Portfolio for Institutional Class shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund or Dimensional Investment Group Inc. that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of a Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of Institutional Class shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the

71

authorized signatures for the account, proof of authority. Exchanges will be accepted only if the Institutional Class shares of the Portfolio being acquired are registered in the investor’s state of residence.

Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem Institutional Class shares of a Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolios through a financial intermediary should contact their financial intermediary regarding redemption procedures. Each Portfolio will redeem Institutional Class shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem Institutional Class shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, Portfolios may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming Institutional Class shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all Institutional Class shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for Institutional Class shares are not issued.

For redemption proceeds that are paid directly to an Institutional Class shareholder by a Portfolio, each Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to an Institutional Class shareholder, each Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. Each Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, each Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.

72

REDEMPTION OF SMALL ACCOUNTS

With respect to each Portfolio, the Fund reserves the right to redeem an account if the value of the Institutional Class shares in a specific Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the Institutional Class shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for Institutional Class shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming Institutional Class shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. Each International Portfolio and the DFA Global Sustainability Fixed Income Portfolio also reserve the right to redeem their shares in the currencies in which their investments are denominated. Investors may incur brokerage charges and other transaction costs in selling such securities and converting such currencies to dollars. Also, the value of foreign securities or currencies may be affected by currency exchange fluctuations.

Disclosure of Portfolio Holdings

Each Portfolio generally will disclose up to its 25 largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. Each Portfolio also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolios’ policies and procedures. Each Portfolio may, but is not required to, disclose a list of portfolio securities that generally would be included as proceeds in a redemption in-kind, as frequently as on a daily basis, online at the Advisor’s public Web site. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund's Form N-CSR filed with the SEC. Further information about each Portfolio’s performance is contained in the annual report, which is available upon request.

73

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Sustainability Core 1 Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$44.39	$32.32	$30.29	$36.55	$25.40
Income from Investment Operations#
Net Investment Income (Loss)	0.49	0.49	0.45	0.41	0.37
Net Gains (Losses) on Securities (Realized and Unrealized)	7.59	12.06	2.02	(5.85)	11.17
Total from Investment Operations	8.08	12.55	2.47	(5.44)	11.54
Less Distributions:
Net Investment Income	(0.46)	(0.48)	(0.44)	(0.38)	(0.39)
Net Realized Gains	—	—	—	(0.44)	—
Total Distributions	(0.46)	(0.48)	(0.44)	(0.82)	(0.39)
Net Asset Value, End of Year	$52.01	$44.39	$32.32	$30.29	$36.55
Total Return	18.32%	38.97%	8.14%	(15.14%)	45.64%
Net Assets, End of Year (thousands)	$8,006,580	$7,407,601	$5,298,295	$4,861,577	$5,624,655
Ratio of Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.18%	0.21%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.17%	0.17%	0.17%	0.18%	0.21%
Ratio of Net Investment Income to Average Net Assets	1.07%	1.22%	1.38%	1.25%	1.13%
Portfolio Turnover Rate	13%	4%	8%	7%	8%

# Computed using average shares outstanding.

74

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Sustainability Targeted Value Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$19.38	$15.01	$16.20	$18.06	$11.28
Income from Investment Operations#
Net Investment Income (Loss)	0.30	0.24	0.23	0.22	0.23
Net Gains (Losses) on Securities (Realized and Unrealized)	1.04	4.47	(0.83)	(1.12)	6.81
Total from Investment Operations	1.34	4.71	(0.60)	(0.90)	7.04
Less Distributions:
Net Investment Income	(0.28)	(0.23)	(0.21)	(0.21)	(0.20)
Net Realized Gains	—	(0.11)	(0.38)	(0.75)	(0.06)
Total Distributions	(0.28)	(0.34)	(0.59)	(0.96)	(0.26)
Net Asset Value, End of Period	$20.44	$19.38	$15.01	$16.20	$18.06
Total Return	6.97%	31.53%	(3.89%)	(5.18%)	62.79%
Net Assets, End of Period (thousands)	$519,168	$469,052	$334,704	$322,482	$285,842
Ratio of Expenses to Average Net Assets	0.33%	0.34%	0.34%	0.36%	0.40%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.33%	0.34%	0.34%	0.37%	0.46%
Ratio of Net Investment Income to Average Net Assets	1.53%	1.32%	1.41%	1.33%	1.39%
Portfolio Turnover Rate	20%	16%	26%	29%	21%

# Computed using average shares outstanding.

75

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	International Sustainability Core 1 Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$12.90	$10.59	$9.60	$13.43	$10.09
Income from Investment Operations#
Net Investment Income (Loss)	0.37	0.33	0.30	0.31	0.29
Net Gains (Losses) on Securities (Realized and Unrealized)	2.79	2.33	0.95	(3.80)	3.31
Total from Investment Operations	3.16	2.66	1.25	(3.49)	3.60
Less Distributions:
Net Investment Income	(0.43)	(0.35)	(0.26)	(0.34)	(0.26)
Total Distributions	(0.43)	(0.35)	(0.26)	(0.34)	(0.26)
Net Asset Value, End of Year	$15.63	$12.90	$10.59	$9.60	$13.43
Total Return	24.85%	25.17%	12.91%	(26.29%)	35.82%
Net Assets, End of Year (thousands)	$4,136,586	$3,442,087	$2,865,337	$2,655,705	$3,386,249
Ratio of Expenses to Average Net Assets	0.23%	0.24%	0.24%	0.25%	0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.24%	0.24%	0.24%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.65%	2.60%	2.64%	2.70%	2.28%
Portfolio Turnover Rate	12%	14%	13%	14%	7%

# Computed using average shares outstanding.

76

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Emerging Markets Sustainability Core 1 Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$9.79	$8.17	$7.30	$10.51	$8.99
Income from Investment Operations#
Net Investment Income (Loss)	0.23	0.21	0.22	0.23	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	2.14	1.67	0.85	(3.05)	1.49
Total from Investment Operations	2.37	1.88	1.07	(2.82)	1.69
Less Distributions:
Net Investment Income	(0.30)	(0.26)	(0.20)	(0.22)	(0.17)
Net Realized Gains	—	—	—	(0.17)	—
Total Distributions	(0.30)	(0.26)	(0.20)	(0.39)	(0.17)
Net Asset Value, End of Period	$11.86	$9.79	$8.17	$7.30	$10.51
Total Return	24.64%	23.11%	14.54%	(27.51%)	18.83%
Net Assets, End of Period (thousands)	$1,211,584	$1,091,197	$879,512	$796,520	$963,873
Ratio of Expenses to Average Net Assets	0.42%	0.44%	0.44%	0.46%	0.49%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.43%	0.44%	0.44%	0.46%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.20%	2.26%	2.58%	2.45%	1.87%
Portfolio Turnover Rate	6%	13%	17%	14%	13%

# Computed using average shares outstanding.

77

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

Dimensional World Ex U.S. Sustainability Targeted Value Portfolio
Period May 6, 2025** to Oct 31, 2025

Net Asset Value, Beginning of Year	$10.00
Income from Investment Operations#
Net Investment Income (Loss)	0.18
Net Gains (Losses) on Securities (Realized and Unrealized)	1.63
Total from Investment Operations	1.81
Less Distributions:
Net Investment Income	(0.11)
Total Distributions	(0.11)
Net Asset Value, End of Year	$11.70
Total Return	18.19%†
Net Assets, End of Year (thousands)	$117,687
Ratio of Expenses to Average Net Assets	0.52%*@
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.74%*@
Ratio of Net Investment Income to Average Net Assets	3.25%*@
Portfolio Turnover Rate	7%†

** Commencement of operations.

# Computed using average shares outstanding.

† Non-annualized.

* Annualized.

@ Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

78

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	DFA Global Sustainability Fixed Income Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$9.52	$9.01	$8.96	$11.00	$11.40
Income from Investment Operations#
Net Investment Income (Loss)	0.34	0.33	0.27	0.20	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	0.17	0.68	0.02	(2.03)	(0.37)
Total from Investment Operations	0.51	1.01	0.29	(1.83)	(0.20)
Less Distributions:
Net Investment Income	(0.41)	(0.50)	(0.24)	(0.20)	(0.18)
Net Realized Gains	—	—	—	(0.01)	(0.02)
Total Distributions	(0.41)	(0.50)	(0.24)	(0.21)	(0.20)
Net Asset Value, End of Period	$9.62	$9.52	$9.01	$8.96	$11.00
Total Return	5.49%	11.29%	3.19%	(16.88%)	(1.78%)
Net Assets, End of Period (thousands)	$694,882	$707,749	$778,457	$819,220	$891,738
Ratio of Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.26%	0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.22%	0.22%	0.23%	0.26%	0.28%
Ratio of Net Investment Income to Average Net Assets	3.62%	3.52%	2.87%	1.99%	1.55%
Portfolio Turnover Rate	38%	45%	39%	29%	11%

# Computed using average shares outstanding.

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Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’ SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor. Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc.—Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-006

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

Dimensional VA Global Moderate Allocation Portfolio

Class L10 Shares

This Prospectus describes the Class L10 shares of the Portfolio which:
Are for long-term investors.
Are exclusively available to insurance company separate accounts funding variable life insurance and variable annuity contracts.
Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Dimensional VA Global Moderate Allocation Portfolio

Investment Objective

The investment objective of the Dimensional VA Global Moderate Allocation Portfolio (“VA Global Moderate Allocation Portfolio” or, the “Portfolio”) is to seek total return consisting of capital appreciation and current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.23%
Other Expenses:
Shareholder Services Fees[1]	0.10%
Remainder of Other Expenses[2]	0.01%
Total Other Expenses	0.11%
Acquired Fund Fees & Expenses	0.19%
Total Annual Fund Operating Expenses	0.53%
Fee Waiver and/or Expense Reimbursement[3]	0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.35%

[1]	"Shareholder Services Fees" are paid to third parties that provide administrative and shareholder services to investors.
[2]	The Class L10 shares of the Portfolio are new, so the “Other Expenses" shown for the class are based on anticipated fees and expenses for the first full fiscal year.
[3]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years
$36	$152

1

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 10% of the average value of its investment portfolio.

Principal Investment Strategies

The VA Global Moderate Allocation Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the ”Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve the Portfolio’s and the Underlying Funds’ investment objectives, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s and the Underlying Funds’ designs emphasize long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The VA Global Moderate Allocation Portfolio, under normal market circumstances, purchases shares of the Underlying Funds to achieve a moderate allocation to both global equity and global fixed income securities. Generally, the Portfolio invests its assets in domestic and international equity Underlying Funds and fixed income Underlying Funds to achieve an allocation that provides a moderate allocation to global equity securities, with an allocation of approximately 55% to 75% of the Portfolio’s assets to domestic and international equity Underlying Funds and 25% to 45% of its assets to fixed income Underlying Funds. Periodically, the Advisor will review the allocations for the Portfolio in each Underlying Fund and may adjust allocations to Underlying Funds or may add or remove Underlying Funds in the Portfolio without notice to shareholders.

The VA Global Moderate Allocation Portfolio, directly or indirectly through its investment in the Underlying Funds, intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio, directly or indirectly through its investment in the Underlying Funds, invests approximately 54% of its net assets in U.S. companies or issuers. This percentage will change due to market conditions.

In addition to its allocation strategy of providing exposure to the domestic and international equity and fixed income markets through investment in the Underlying Funds, the VA Global Moderate Allocation Portfolio further diversifies its investment portfolio by allocating its assets among Underlying Funds that represent a variety of different asset classes. As of the date of this Prospectus, the Portfolio invests in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies of all market capitalization sizes with a moderate to meaningful emphasis on smaller, lower relative price, and higher profitability companies and a domestic equity Underlying Fund that primarily invests in publicly traded real estate investment trusts (“REITs”); (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed ex U.S. and emerging markets of all market capitalization sizes which may include frontier markets (emerging market countries in an earlier stage of development) with a meaningful emphasis on smaller, lower relative price, and higher profitability companies and an international equity Underlying Fund that primarily invests in publicly traded REITs and REIT-like entities; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations and inflation-protected securities.

The Advisor may also increase or reduce the VA Global Moderate Allocation Portfolio’s and/or Underlying Funds’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the

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Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The VA Global Moderate Allocation Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

Certain fixed income Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. Also the Portfolio and Underlying Funds may lend their portfolio securities to generate additional income.

Certain of the Underlying Funds are available for investment only by insurance company separate accounts that fund variable life and variable annuity contracts.

A summary of the investment strategies and policies of the Underlying Funds in which the VA Global Moderate Allocation Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES—Investments in Underlying Funds.”

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

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Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities

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issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary

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information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the VA Global Moderate Allocation Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The Class L10 shares of the Portfolio are a new class of shares for which performance information is not available, therefore, the bar chart and table show performance information for the Institutional Class shares of the Portfolio, another class of shares of the Portfolio not offered in this Prospectus. The bar chart shows the changes in performance of the Institutional Class shares of the Portfolio from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns of the Institutional Class shares of the Portfolio for certain periods compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Dimensional VA Global Moderate Allocation Portfolio Institutional Class Shares[1] —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
14.04% 2020, Q2	-16.53% 2020, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Dimensional VA Global Moderate Allocation Portfolio
Return Before Taxes	14.68%	8.42%	8.65%
Return After Taxes on Distributions	13.28%	7.10%	7.49%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.86%	6.10%	6.51%
VA Global Moderate Allocation Composite Index[2]
(reflects no deduction for fees, expenses or taxes)	15.79%	7.75%	8.24%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[3]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%

1.

The Institutional Class shares of the Portfolio would have substantially similar annual returns as the Class L10 shares because the shares are invested in the same portfolio securities. Returns for the Class L10 shares and Institutional Class shares will differ to the extent that the classes will have different expenses, and returns for the Class L10 shares would be expected to be lower than the returns of the Institutional Class shares to the extent that the Class L10 shares have higher expenses than the Institutional Class shares.

2.

Dimensional VA Global Moderate Allocation Composite Index is an unmanaged hypothetical index composed of 65% S&P Global BMI Index (net dividends) and 35% ICE BofA 1-3 Year Global Government Index (hedged to USD).

3.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2013).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2013).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2013).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Class L10 shares of the VA Global Moderate Allocation Portfolio are sold only to insurance company separate accounts used to fund variable life and variable annuity insurance contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of shares of the Portfolio. Please see the offering

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material of the insurance company separate account for information regarding the purchase and redemption of Class L10 shares of the Portfolio.

Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

Additional Information on Investment Objective and Policies

DFA Investment Dimensions Group Inc. (the “Fund”) offers a variety of investment portfolios. Each of the Fund’s portfolios has its own investment objective and is the equivalent of a separate mutual fund. Class L10 shares of the Portfolio are described in this Prospectus. The Portfolio also offers one additional class of shares, Institutional Class shares, which are offered to qualified investors in a separate prospectus. The Portfolio is designed for long-term investors.

Dimensional Fund Advisors LP (the “Advisor”) seeks to construct a diversified portfolio for the Portfolio by purchasing shares of Underlying Funds that invest in equity securities of domestic issuers (the “Domestic Equity Underlying Funds”) and international issuers (the “International Equity Underlying Funds” and together with the Domestic Equity Underlying Funds, the “Equity Underlying Funds”). The Portfolio will also purchase shares of Underlying Funds that invest in fixed income securities of domestic and international issuers (the “Fixed Income Underlying Funds”).

The investment objective of the Portfolio is to seek total return consisting of capital appreciation and current income. To achieve its investment objective, the Portfolio, under normal market circumstances, purchases shares of the Underlying Funds to achieve a moderate allocation to global equity securities. Generally, a moderate allocation to global equity securities is achieved by investing approximately 55% to 75% of the Portfolio’s assets in Equity Underlying Funds and 25% to 45% of its assets in Fixed Income Underlying Funds. With respect to investments in Equity Underlying Funds, the Portfolio may invest its assets in both Domestic Equity Underlying Funds and International Equity Underlying Funds.

The Portfolio, directly or indirectly through its investment in the Underlying Funds, intends to invest its assets to gain exposure to at least three different countries, including the United States.

As of the date of this Prospectus, the Portfolio is expected to invest mainly in the Underlying Funds listed below, each an investment portfolio of the Fund. While the Portfolio currently intends to invest in the Underlying Funds identified below, the Portfolio may add or eliminate Underlying Funds as may be determined from time to time by the Advisor without notice to shareholders.

Domestic Equity Underlying Funds—DFA Real Estate Securities Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio and Dimensional VA U.S. Large Value Portfolio.

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International Equity Underlying Funds—International Core Equity 2 Portfolio, Emerging Markets Core Equity 2 Portfolio, Dimensional VA International Value Portfolio, and DFA International Real Estate Securities Portfolio.

Fixed Income Underlying Funds—DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, Dimensional VA Global Bond Portfolio and Dimensional VA Short-Term Fixed Portfolio.

Periodically, the Advisor will review the allocations for the VA Global Moderate Allocation Portfolio in each Underlying Fund and may adjust allocations to Underlying Funds or may add or remove Underlying Funds without notice to shareholders. In addition, when the Advisor determines that market forces have caused fundamental changes in the relative values of the assets of the Underlying Funds, the Advisor may modify the allocations of the VA Global Moderate Allocation Portfolio. To maintain allocation ranges, adjustments may be made by purchasing or selling shares of the Underlying Funds or applying future investments and redemptions by the Portfolio in proportions necessary to rebalance the investments in the Underlying Funds.

In addition to other short-term investments, the Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

In attempting to respond to adverse market, economic, political, or other considerations, the Portfolio and Underlying Funds may, from time to time, invest their assets in a temporary defensive manner that is inconsistent with the Portfolio’s or Underlying Fund’s principal investment strategies. In these circumstances, the Portfolio or Underlying Fund may be unable to achieve its investment objective.

INVESTMENTS IN UNDERLYING FUNDS

Investment Objectives, Strategies and Policies of the Underlying Funds

The following is a summary of the investment strategies, objectives and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus. Additional information concerning the investment policies of the Underlying Funds may be found in the Portfolio’s Statement of Additional Information (“SAI”).

INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Underlying Funds.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

Domestic Equity Underlying Funds

DFA Real Estate Securities Portfolio—The investment objective of the DFA Real Estate Securities Portfolio is to achieve long-term capital appreciation. The Portfolio, using a market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. The Portfolio will principally

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invest in equity securities of companies in certain REITs and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. The Portfolio invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, at least 80% of the DFA Real Estate Securities Portfolio’s net assets will be invested in securities of companies in the real estate industry. The Portfolio concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry. The Portfolio generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

U.S. Core Equity 1 Portfolio—The investment objective of the U.S. Core Equity 1 Portfolio is to achieve long-term capital appreciation. The Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 1 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Core Equity 1 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

U.S. Core Equity 2 Portfolio—The investment objective of the U.S. Core Equity 2 Portfolio is to achieve long-term capital appreciation. The Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization,

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lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability U.S. companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 2 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

Dimensional VA U.S. Large Value Portfolio (“VA U.S. Large Value Portfolio”)—The investment objective of the VA U.S. Large Value Portfolio is to achieve long-term capital appreciation. The Portfolio is designed to purchase a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to be lower relative price stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, VA U.S. Large Value Portfolio will invest at least 80% of its net assets in securities of large cap U.S. companies. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the VA U.S. Large Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

International Equity Underlying Funds

International Core Equity 2 Portfolio—The investment objective of the International Core Equity 2 Portfolio is to achieve long-term capital appreciation. The International Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with developed markets that have been authorized for investment by the Advisor’s Investment Committee (the “International Universe”). The

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Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the International Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The International Core Equity 2 Portfolio intends to purchase securities of companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization.

The International Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the International Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

Emerging Markets Core Equity 2 Portfolio—The investment objective of the Emerging Markets Core Equity 2 Portfolio is to achieve long-term capital appreciation. The Emerging Markets Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The Emerging Markets Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the Emerging Markets Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor

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considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Emerging Markets Core Equity 2 Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together “Stock Connect”) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

Dimensional VA International Value Portfolio (“VA International Value Portfolio”)—The investment objective of the VA International Value Portfolio is to achieve long-term capital appreciation. The Portfolio is designed to securities of large non-U.S. companies in countries with developed markets that the Advisor determines to be lower relative price stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap value segment of developed ex U.S. markets. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The VA International Value Portfolio intends to purchase securities of large companies associated with developed market countries that the Advisor has designated as approved markets. The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Portfolio invests. Based on market capitalization data as of December 31, 2025, for the Portfolio, the market capitalization of a large company in any country or region in which the Portfolio invests would be $1,852 million or above. This threshold will change due to market conditions. The Advisor may also increase or reduce the Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs. The Portfolio also may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

DFA International Real Estate Securities Portfolio—The DFA International Real Estate Securities Portfolio, using a market capitalization weighted approach, purchases a broad and diverse set of securities of non-U.S. companies principally engaged in the real estate industry, including developed and emerging markets, with a particular focus on non-U.S. REITs and companies the Advisor considers to be REIT-like entities. The Portfolio invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor also may limit or fix the Portfolio’s exposure to a particular country or issuer.

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The DFA International Real Estate Securities Portfolio intends to purchase securities of companies associated with developed and emerging markets countries that the Advisor has designated as approved markets for investment. As a non-fundamental policy, under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in securities of companies in the real estate industry. The Portfolio concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry. The Portfolio generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity.

Approved Markets for International Equity Underlying Funds.

As of the date of this Prospectus, the International Core Equity 2 Portfolio and VA International Value Portfolio may invest in the stocks of companies associated with the following countries designated by the Advisor as Approved Markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Emerging Markets Core Equity 2 Portfolio, as of the date of this Prospectus, may invest in the following emerging markets countries that are designated by the Advisor as Approved Markets: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, the Philippines, Peru, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates. The DFA International Real Estate Securities Portfolio, as of the date of this Prospectus, may invest in the stocks of companies associated with the following countries designated by the Advisor as Approved Markets: Australia, Belgium, Canada, China, France, Germany, Greece, Hong Kong, India, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, the Philippines, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Taiwan, Thailand, Turkey and the United Kingdom. The Advisor will determine, in its discretion, when and whether to invest in countries that have been authorized as Approved Markets for the International Core Equity 2 Portfolio, VA International Value Portfolio, Emerging Markets Core Equity 2 Portfolio and DFA International Real Estate Securities Portfolio (each an “International Equity Underlying Fund,” and together, the “International Equity Underlying Funds”), depending on a number of factors, including, but not limited to, asset growth in the Underlying Fund, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets for an Underlying Fund. Although the Advisor does not intend to purchase securities not associated with an Approved Market, an Underlying Fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Underlying Fund from time to time. Also, an Underlying Fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

The International Equity Underlying Funds invest in securities of Approved Markets (as identified above) listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), or other types of depositary receipts (including nonvoting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. An International Equity Underlying Fund will consider for purchase securities that are associated with an Approved Market (“Approved Market Securities”) under the following criteria. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in the International Equity Underlying Fund’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countrieites or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved

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Markets that satisfy the criteria described above. The International Equity Underlying Funds also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

Fixed Income Underlying Funds

DFA Two-Year Global Fixed Income Portfolio—The investment objective of the DFA Two-Year Global Fixed Income Portfolio (the “Two-Year Global Portfolio”) is to maximize total returns consistent with preservation of capital. The Portfolio seeks to maximize total returns from a universe of U.S. and foreign debt securities maturing in three years or less from the date of settlement. The Portfolio invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Advisor expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody's Ratings ("Moody's")). The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 23% of its net assets in U.S. issuers. This percentage will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement.

It is the policy of the Two-Year Global Portfolio that the weighted average effective maturity of investments will not exceed two years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

Because many of the Two-Year Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DFA Selectively Hedged Global Fixed Income Portfolio—The DFA Selectively Hedged Global Fixed Income Portfolio (the “Selectively Hedged Global Portfolio”) seeks to maximize total returns from a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement. The Portfolio may selectively hedge its currency exposures depending on market conditions. The debt securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Advisor expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P or Fitch, or Aaa to Baa3 by Moody's). The Portfolio generally invests with an emphasis on debt securities rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s. The Portfolio will increase or decrease investment exposure to lower-rated investment grade securities (i.e., those rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s) depending on the expected credit premium. The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of

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the date of the Prospectus, the Portfolio invests approximately 24% of its net assets in U.S. issuers. This percentage will change due to market conditions.

As a non-fundamental policy, under normal circumstances, the Selectively Hedged Global Portfolio will invest at least 80% of its net assets in fixed income securities. The Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains a weighted average effective maturity and a weighted average duration of three years or less. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

Because many of the Selectively Hedged Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Alternatively, the Portfolio may leave all or some of the currency exposure unhedged. The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based on, among other things, a comparison of the respective foreign and U.S. short-term interest rates and the Portfolio’s existing exposure to a given foreign currency. The Portfolio may also enter into foreign currency forward contracts in order to gain exposure to foreign currencies in a more efficient manner. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Dimensional VA Global Bond Portfolio (“VA Global Bond Portfolio”)—The investment objective of the VA Global Bond Portfolio is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Portfolio seeks to achieve its investment objective by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement. The Portfolio primarily purchases obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic and foreign issuers dominated in U.S. dollars but not trading in the United States and obligations of supranational organizations. The Advisor expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P or Fitch, or Aaa to Baa3 by Moody’s). As of the date of the Prospectus, the Portfolio invests approximately 8% of its net assets in U.S. issuers. This percentage will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities. The Portfolio will generally invest its assets in obligations which mature within five years from the date of settlement. Because many of the Portfolio‘s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future currency rates, to hedge against fluctuations in currency exchange rates, or to transfer balanced from one currency to another. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

Dimensional VA Short-Term Fixed Portfolio (“VA Short-Term Fixed Portfolio”)—The investment objective of the VA Short-Term Fixed Portfolio is to achieve a stable real return in excess of the rate of inflation with a minimum of risk. The Portfolio seeks to achieve its investment objective by generally investing in a universe of high quality fixed income securities that typically mature in one year or less from the date of settlement. The Portfolio may, however, take a large position in securities maturing within two years from the date of settlement when higher yields are available. The Portfolio purchases U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., foreign government and agency obligations, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper,

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repurchase agreements, money market funds, obligations of supranational organizations and affiliated and unaffiliated registered and unregistered money market funds. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities and maintain a weighted average effective maturity that will not exceed one year. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. The Portfolio principally invests in certificates of deposit, commercial paper, bankers’ acceptances, notes and bonds.

The VA Short-Term Fixed Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DESCRIPTION OF INVESTMENTS OF THE FIXED INCOME UNDERLYING FUNDS

The following is a description of the categories of investments that may be acquired by the Fixed Income Underlying Funds. Deviations from these categories may occur due to holdings in securities received in connection with corporate actions or issuer-driven events.

Categories:
Two-Year Global Portfolio	1-11
Selectively Hedged Global Portfolio	1-11
VA Global Bond Portfolio	1-11
VA Short-Term Fixed Portfolio	1-11

1.  U.S. Government Obligations—Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market, such as mortgage TBAs.

3. Corporate Debt Obligations—

(a) VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and Two-Year Global Portfolio—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which are rated Aaa to Aa3 by Moody’s, or AAA to AA- by S&P or Fitch, or an equivalent rating assigned by another nationally recognized statistical rating organization (“NRSRO”), or if there is no rating for the debt security, they are determined by the Advisor to be of comparable quality.

(b) Selectively Hedged Global Portfolio—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which have received an investment grade rating by Moody’s, Fitch or S&P, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

4.  Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will be acquired only from banks having assets in excess of $1,000,000,000.

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5. Commercial Paper—

(a) VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and Two-Year Global Portfolio—Rated, at the time of purchase, A1+ or A1 by S&P or Prime1 by Moody’s, or F1+ or F1 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or Fitch.

(b) Selectively Hedged Global Portfolio—Rated, at the time of purchase, A1+ to A3 by S&P or Prime1 to Prime3 by Moody’s, or F1+ to F3 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least Baa3 by Moody’s or BBB- by S&P or Fitch.

6.  Repurchase Agreements—Instruments through which the Fixed Income Underlying Funds purchase securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or other such counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. Each Fixed Income Underlying Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Fixed Income Underlying Fund’s total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to a Fixed Income Underlying Fund’s investment restriction on illiquid investments. The Fixed Income Underlying Funds also will only invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.  Foreign Government and Agency Obligations—Bills, notes, bonds, and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.

8.  Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.

9. Foreign Issuer Obligations—

(a) VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and Two-Year Global Portfolio—Debt securities of non-U.S. issuers rated AAA to AA- by S&P or Fitch, Aaa to Aa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, securities that have been determined by the Advisor to be of comparable quality.

(b) Selectively Hedged Global Portfolio—Debt securities of non-U.S. issuers that have received a rating of AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

10.  Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.  Money Market Funds—The Fixed Income Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds. Investments in money market funds may involve a duplication of certain fees and expenses.

The categories of fixed income securities that may be acquired by the Fixed Income Underlying Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR) or the Treasury bill rate.

Investors should be aware that the net asset values of the Fixed Income Underlying Funds may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

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ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

The investment performance of the Portfolio is affected by the investment performance of the Underlying Funds in which the Portfolio invests. The Portfolio also indirectly pays its proportionate share of the expenses of the Underlying Funds in which it invests. The ability of the Portfolio to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of the Portfolio’s assets among the Underlying Funds. Through its investments in the Underlying Funds, the Portfolio is subject to the risks of the Underlying Funds’ investments. The following is a description of principal risks of the Portfolio and its Underlying Funds.

Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a fund has invested in, the fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

China Investments Risk: The Emerging Markets Core Equity 2 Portfolio in which the Portfolio invests is subject to this risk. There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by Taiwan’s political and economic relationship with China. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes and defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries, or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s

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treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses.

Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. On December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position, which could adversely affect a fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Certain investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as a fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure generally, or with respect to certain industries. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a fund's returns and net asset value.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact a fund’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow

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from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk: Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, a fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when a fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Emerging Markets Risk: Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets.

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These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy; (vi) higher degree of corruption and fraud; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; and (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries. Similar to foreign issuers, emerging market issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available, reliable and current financial and other information about such issuers, comparable to U.S. issuers. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which it invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the

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allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of the fund of funds. Through its investments in underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Risks of Concentrating in the Real Estate Industry: A fund that concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry will be exposed to the general risks of direct real estate ownership. The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, and tax and regulatory requirements. Also, the value of securities in the real estate industry may decline with changes in interest rates. Investing in real estate investment trusts (“REITs”) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. Also, many foreign REIT-like entities

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are deemed for tax purposes as passive foreign investment companies (PFICs), which could result in the receipt of taxable dividends to shareholders at an unfavorable tax rate. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The performance of a fund concentrated in the real estate industry may be materially different from the broad equity market.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

The Portfolio and Underlying Funds are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolio and Underlying Funds described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolio and Underlying Funds.

Securities Loans

The Portfolio (to the extent it holds securities directly) and the Underlying Funds are authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While the Portfolio or Underlying Funds may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio or Underlying Funds. The value of securities loaned may not exceed 33 1/3% of the value of the Portfolio’s or Underlying Fund's total assets, which includes the value of collateral received. To the extent the Portfolio or an Underlying Fund loans a portion of its securities, the Portfolio or an Underlying Fund will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, the Portfolio or Underlying Funds will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. The Portfolio and Underlying Funds also may invest the cash collateral received for loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

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In addition, the Portfolio or Underlying Funds will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest, or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolio’s and Underlying Funds' Statements of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. The Portfolio or Underlying Funds will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio or Underlying Funds knows that a material event will occur. In the event of the bankruptcy of a borrower, the Portfolio or Underlying Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “PRINCIPAL RISKS—Securities Lending Risk” for a discussion of the risks related to securities lending.

Management of the Portfolio

The Advisor serves as investment advisor to the Portfolio and Underlying Funds. Pursuant to an Investment Management Agreement with the Portfolio and each Underlying Fund, the Advisor is responsible for the management of the Portfolio's and each Underlying Fund's respective assets. The Portfolio and Underlying Funds are managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolio and Underlying Funds are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolio and Underlying Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. The individuals named in the Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the Portfolio since 2013.

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the Portfolio since 2013.

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the Portfolio since 2013.

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the Portfolio since 2017.

Mr. Bhagwanjee is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Bhagwanjee holds an MBA from the University of Chicago Booth School of Business and a BS from Purdue University. Mr. Bhagwanjee joined the Advisor in 2014, has been a portfolio manager since 2017, and has been responsible for the Portfolio since 2020.

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The Portfolio’s SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Portfolio’s shares.

The Advisor provides the Underlying Funds with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to the Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors (the “Board”) approving the Investment Management Agreement with respect to the Portfolio is available in the semi-annual Form N-CSR report for the Portfolio for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls Dimensional Fund Advisors Ltd (“DFAL”) and DFA Australia Limited (“DFA Australia”). As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested directors, fees and expenses of disinterested directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/ proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreement. Expenses allocable to a particular portfolio are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are to be borne by each portfolio or class of a portfolio of the Fund on the basis of its relative net assets.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the anticipated fees to be incurred by the Portfolio for the services provided by the Advisor for the first full fiscal year. The “Management Fee” listed in the “Annual Fund Operating Expenses” table for the Portfolio provides the management fee that is payable by the Portfolio to the Advisor.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the Portfolio. As described above, DFA Australia and/or DFAL, each a Dimensional Wholly-Owned Sub-advisor, currently serve as sub-advisors to several of the Underlying Funds of the Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for the Portfolio, shareholders will receive information about the new sub-advisor within

26

90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling the Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to the Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set the Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of the Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with the Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate the Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of the Portfolio, the Fund will enter into agreements with insurance companies and other entities to provide administrative services, shareholder servicing, recordkeeping, account maintenance and other services to investors. For shareholder servicing, the Fund will pay to such insurance companies and entities an amount calculated at an annual rate of 0.10% of the Portfolio’s average daily net assets.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”) for the Portfolio, the Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the Class L10 shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class L10 shares of the Portfolio, on an annualized basis, to 0.35% of such class of the Portfolio’s average daily net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Class L10 shares of the Portfolio are less than the Expense Limitation Amount for the Class L10 shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to the Fee Waiver agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. The Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to shareholders. Dividends from net investment income of the Portfolio are distributed annually and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

27

Capital gains distributions may vary considerably from year to year as a result of the Portfolio’s normal investment activities and cash flows. During a time of economic volatility, the Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. The Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Tax Considerations. Shares of the Portfolio must be purchased through insurance company separate accounts used to fund variable life and variable annuity insurance contracts. As a result, it is anticipated that any dividend or capital gains distributions from the Portfolio will be exempt from current taxation by contract holders if left to accumulate within a variable insurance contract. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½.

The tax status of your investment in the Portfolio depends upon the features of your variable life or variable annuity insurance contract. For further information, please refer to the prospectus of the insurance company separate account.

Purchase and Redemption of Shares

Class L10 shares of the Portfolio are sold only to insurance company separate accounts used to fund variable life and variable annuity insurance contracts. Purchases and redemptions of Class L10 shares of the Portfolio by a separate account will be effected at the net asset value per share. (See “VALUATION OF SHARES.”) Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Class L10 shares of the Portfolio. Please see the offering material of the insurance company separate account for information regarding the purchase and redemption of Class L10 shares of the Portfolio. When in the best interests of the Portfolio, the Portfolio may satisfy a redemption request, in whole or in part, by an in-kind distribution of Portfolio securities in lieu of cash in accordance with the federal securities laws and regulations governing mutual funds and pursuant to policies and procedures adopted by the Fund to prevent shareholder discrimination and unfairness. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that are received in payment of redemptions.

The Portfolio typically expects to send (via check or wire) redemption payments within 1 business day after receipt of a redemption request. Under certain circumstances and when deemed in the best interest of the Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request. Redemption proceeds will typically be paid by Federal Reserve wire payment. The Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, the Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described above, the Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Purchase and Redemption of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of the Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

The Fund reserves the right to redeem a shareholder’s account if the value of the Class L10 shares in the Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the Class L10 shares in the account for the Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for shares

28

redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

Policy Regarding Excessive Short-Term Trading

The Portfolio is designed for long-term investors and is not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of the Portfolio can disrupt portfolio management strategies, harm performance and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition, the nature of the Portfolio's holdings may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the Portfolio's holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market timing”). Such delays may occur because the Portfolio has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Portfolio calculates its net asset value. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the Portfolio calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of the Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board of Directors of the Fund (the “Board”) has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring and purchase blocking procedures; and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolio from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to the Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in the Portfolio, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in the Portfolio in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of shares with Portfolio dividends or

29

capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in Portfolio shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies, insurance companies acting on behalf of separate accounts and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of shares of the Portfolio (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolio’s shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which the Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in the Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolio. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolio’s securities. Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in the Portfolio may occur. The

30

Portfolio and the Underlying Funds do not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The following discussion applies to the Portfolio and its Underlying Funds. The value of the shares of the Portfolio will fluctuate in relation to the investment experience of the Underlying Funds in which the Portfolio invests. The net asset value of the Portfolio is generally calculated on days that the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share of the Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio. The Portfolio generally accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolio will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolio (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolio values the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

The value of the securities and other assets of the Portfolio for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by the Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

As of the date of this Prospectus, the Portfolio will also fair value the foreign equity securities held by the Portfolio in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally 4:00 p.m. ET) and the time that the net asset value of the Portfolio is computed. Due to the time

31

differences between the closings of the relevant foreign securities exchanges and the time the Portfolio prices its shares at the close of the NYSE, the Portfolio will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Portfolio’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Portfolio utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Portfolio uses fair value pricing, the values assigned to the Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Advisor monitors the operation of the method used to fair value price the Portfolio’s foreign investments.

The net asset value per share of the Portfolio is expressed in U.S. dollars by translating the net assets of the Portfolio using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since the Portfolio owns securities that are primarily traded in foreign markets which may trade on days when the Portfolio does not price its shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

Certain of the securities holdings of the Emerging Markets Core Equity 2 Portfolio, an Underlying Fund, in Approved Markets may be subject to tax, investment, and currency repatriation regulations of the Approved Markets that could have a material effect on the values of the securities. For example, the Portfolio might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Portfolio may also be subject to certain contractual arrangements with investment authorities in an Approved Market that require the Portfolio to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolio is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

Disclosure of Portfolio Holdings

The Portfolio generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolio’s policies and procedures. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolio.

Financial Highlights

No financial information is presented for the Class L10 shares of the Portfolio since the shares were not publicly offered prior to the date of this Prospectus.

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Other Available Information

You can find more information about the Fund and the Portfolio in the Portfolio’s SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolio’s investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year. The Portfolio is new so these reports are not yet available.

In Form N-CSR, you will find the Portfolio’s annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolio on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc.-Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-004A

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA Commodity Strategy Portfolio (DCMSX)

This Prospectus describes the Institutional Class shares of the DFA Commodity Strategy Portfolio which:
Are for long-term investors.
Are generally only available to institutional investors and clients of registered investment advisors.
Do not charge sales commissions or loads.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Disclosure of Portfolio Holdings	28
Delivery of Shareholder Documents	28
Financial Highlights	29

DFA Commodity Strategy Portfolio

Investment Objective

The investment objective of the DFA Commodity Strategy Portfolio (the “Portfolio”) is to seek total return consisting of capital appreciation and current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.32%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406
PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 69% of the average value of its investment portfolio.

Principal Investment Strategies

The DFA Commodity Strategy Portfolio seeks to achieve its investment objective by generally investing in a universe of allowable commodity-linked derivative instruments and fixed income investment opportunities. The Portfolio gains exposure to commodities markets by investing in derivative instruments, such as structured notes whose principal and/or coupon payments are linked to commodities or commodity indices, in swap agreements, and/or in other commodity-linked instruments (such as futures contracts on individual commodities or commodity indices). The Portfolio may invest up to 25% of its total assets in Dimensional Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Portfolio formed in the Cayman Islands, which has the same investment objective as the Portfolio and has a strategy of investing in derivative instruments, such as commodity-linked swap agreements and other commodity-linked instruments, futures contracts on individual commodities or

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commodity indices, and options on these instruments. The Portfolio, directly and/or through its investment in the Subsidiary, expects to use such derivatives extensively as part of its investment strategy.

The DFA Commodity Strategy Portfolio will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers having investment grade ratings (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)), securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. Dimensional Fund Advisors LP (the “Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The DFA Commodity Strategy Portfolio’s fixed income securities primarily will mature within five years from the date of settlement, and the Portfolio maintains a weighted average duration of three years or less. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range.

The DFA Commodity Strategy Portfolio’s investments may include securities denominated in foreign currencies. The Portfolio intends to hedge foreign currency exposure to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio may hedge such currency exposure by entering into foreign currency forward contracts. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure, gain market or issuer exposure without owning the underlying securities, or increase the Portfolio’s expected total return. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The DFA Commodity Strategy Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Commodity Risk: The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Derivatives Risk: Derivatives are instruments, such as futures, and options thereon, foreign currency forward contracts and swaps, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of

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the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks, including commodity, counterparty, correlation, interest rate, liquidity, market, credit and management risks, as well as difficulties with respect to valuation. A fund also may use derivatives for leverage. A fund’s use of derivatives, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of a fund’s net asset value), and there can be no assurance that a fund’s use of leverage will be successful. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index, and a fund could lose more than the principal amount invested. For example, potential losses from commodity-linked notes or swap agreements can be unlimited. Additional risks are associated with the use of credit default swaps, including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default), and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty) and liquidity risk (the possible lack of a secondary market for the swap agreement). Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Focus Risk: A fund may be exposed, from time to time, to the performance of a small number of commodity sectors (e.g., energy, metals or agricultural), which may represent a large portion of a fund. As a result, a fund may be subject to greater volatility than if a fund were more broadly diversified among commodity sectors.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security, or the counterparty to an agreement or contract, including a derivative instrument, such as a credit default swap, may be unable or unwilling to meet its financial obligations. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency

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obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Certain portfolio holdings, such as commodity-linked derivative instruments and swap agreements, may be difficult or impossible to sell at the time and the price that a fund would like. A Fund may have to lower the price, sell other holdings instead, or forego an investment opportunity. Any of these could have a negative effect on management of a fund or the fund's performance.

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. The Board of Directors of DFA Investment Dimensions Group Inc. (the “Fund”) has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio’s role as the sole shareholder of the Subsidiary. The Subsidiary will be subject to investment restrictions and limitations and compliance policies and procedures substantially similar to those imposed on the Portfolio by the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Portfolio. For example, the Cayman Islands currently do not impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on the Subsidiary. If Cayman Islands law changes, such that the Subsidiary must pay Cayman Islands taxes, fund shareholders likely would suffer decreased investment returns.

Tax Risk: The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of a fund from certain commodity-linked derivatives was treated as non-qualifying income, a fund might fail to qualify as a regulated investment company and be subject to federal income tax at a fund level. As a regulated investment company, the Portfolio must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”). The Portfolio has obtained private letter rulings from the Internal Revenue Service confirming that the income the Portfolio derives from a form of commodity-linked note and the Subsidiary constitutes qualifying income under the Code. However, the portion of such rulings regarding the treatment of commodity-linked notes held directly by the Portfolio was revoked because of changes in the IRS’s position. Despite the rulings, the Portfolio historically has not invested directly in commodity-linked notes. As a result, the Portfolio may invest in commodity-linked notes only: (a) directly, to the extent that such investments constitute securities under section 2(a)(36) of the 1940 Act (because such securities generate qualifying income to a regulated investment company, such as the Portfolio), (b) directly, to the extent that the Portfolio

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believes such investments would not prohibit the Portfolio from qualifying as a regulated investment company regardless of the status of the investment as a security under section 2(a)(36) of the 1940 Act, or (c) indirectly, as the Portfolio traditionally has done, through the Subsidiary. If the Portfolio does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Portfolio could fail to qualify as a regulated investment company. In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The Portfolio also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section in the Portfolio’s Statement of Additional Information.

Leveraging Risk: Certain transactions that a fund may enter into may give rise to a form of leverage. Such transactions may include, among others, structured notes, swap agreements, futures contracts, and loans of portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause a fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities.

Regulatory Risk: Governments, agencies, or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund’s performance.

Valuation Risk: The lack of an active trading market may make it difficult to value a security held by a fund. Many commodity-linked derivative instruments are not actively traded.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns

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shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

DFA Commodity Strategy Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
22.62% 2022, Q1	-22.51% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
DFA Commodity Strategy Portfolio
Return Before Taxes	15.17%	9.66%	5.73%
Return After Taxes on Distributions	10.48%	4.70%	2.96%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.93%	5.24%	3.20%
Bloomberg Commodity Total Return Index
(reflects no deduction for fees, expenses or taxes)	15.77%	10.64%	5.73%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2010).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Alan R. Hutchison, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2015.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objective and Policies

DFA Investment Dimensions Group Inc. (the “Fund”) offers a variety of investment portfolios. Each of the Fund’s portfolios has its own investment objective and is the equivalent of a separate mutual fund. The Portfolio described in this Prospectus is designed for long-term investors. The investment objective of the Portfolio is to seek total return consisting of capital appreciation and current income.

The Portfolio invests in commodity-linked derivative instruments, such as commodity-linked structured notes, swap agreements, commodity options, futures, and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Portfolio will limit its direct investments in commodity-linked derivatives, including swaps, futures, and options, such that the income derived from such commodity-linked derivatives is limited to a maximum of 10% of the Portfolio’s annual gross income. If future regulatory or legislative changes alter the tax treatment of commodity-linked derivatives, the Portfolio may no longer be required to limit its direct investments in these instruments.

The Portfolio also may gain exposure to commodity markets by investing up to 25% of the Portfolio’s total assets in the Subsidiary. The Subsidiary is advised by the Advisor and has the same investment objective as the Portfolio. The Subsidiary (unlike the Portfolio) may invest without certain limitations in commodity-linked notes, swap agreements, and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. However, the Subsidiary will be subject to fundamental, non-fundamental, and certain investment restrictions and limitations substantially similar to those imposed on the Portfolio by the 1940 Act. If future regulatory or legislative changes alter the tax treatment of commodity-linked derivatives, the Portfolio may no longer invest in the Subsidiary.

The remainder of the Portfolio’s assets (other than amounts invested in structured notes, swaps and other derivatives or the Subsidiary) is expected to consist predominantly of fixed income instruments. For the fixed income securities the Portfolio may purchase, please refer to “Investments in Fixed Income Securities,” below. Under normal market conditions, the Portfolio will maintain a weighted average duration of the fixed income portion of the Portfolio (excluding structured notes) of three years or less. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In general, greater sensitivity to changes in interest rates typically corresponds to higher volatility and higher risk. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range.

INVESTMENTS IN COMMODITY-LINKED DERIVATIVE INSTRUMENTS

The Portfolio’s investments in commodity-linked derivative instruments will give the Portfolio exposure to the performance of a basket of commodity futures. The Portfolio’s investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities or commodity spot prices. There can be no guarantee that the Portfolio’s commodity-linked investments will not be correlated with traditional financial assets under any particular market conditions or correlated with commodity spot prices. Commodity-linked derivative instruments may not track the performance of commodity spot prices. In fact, commodity-linked structured notes may be structured in a way that results in the Portfolio’s performance diverging from a commodity or commodity-index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the Portfolio not participating in declines or increases in the underlying commodity or commodity index that exceed the limits.

In addition, 25% or more of the Portfolio’s total assets may be indirectly exposed to industries in one or more commodity sectors. Further, the Portfolio can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage, and insurance industries). In that case, the Portfolio’s values will fluctuate in response to events affecting issuers in those sectors.

The Portfolio invests in commodity-linked derivatives that are structured notes, futures, swaps and hybrid instruments.

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The Portfolio typically will seek to gain exposure to the commodities markets by investing in commodity-linked structured notes with principal and/or coupon payments linked to the value of a commodity or a commodity index. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies, and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity, commodities, or commodity index, will be subject to credit and interest rate risks that typically affect debt securities. While structured notes typically are not rated, the Portfolio does not intend to enter into structured notes with issuers that do not have debt ratings of investment grade.

The use of commodity-linked structured notes and other derivatives strategies, such as swaps or futures, is a principal strategy of the Portfolio. Derivatives strategies and the writing of uncovered (or so-called “naked”) options are speculative and may hurt the Portfolio’s performance. The Portfolio may attempt to hedge its investments in order to mitigate risk, but the Portfolio is not required to do so. In the event that the Portfolio’s direct investment in commodity-linked derivatives is not limited in the future due to regulatory or legislative changes in the tax treatment of such derivatives, the Portfolio’s investment in commodity-linked derivatives may result in it having greater or lesser exposure to commodities than the value of the Portfolio’s net assets. Additional information about the Portfolio’s derivatives and options strategy and related risks is included in the Statement of Additional Information (the “SAI”).

INVESTMENTS IN THE SUBSIDIARY

The Portfolio may also gain exposure to commodity markets by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures, and options on futures. Although the Portfolio may invest in these commodity-linked derivative instruments directly, the Portfolio may gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Advisor believes that investing in the Subsidiary to provide exposure to these commodity-linked derivative instruments is better suited to provide exposure to the commodity market than commodity index-linked notes, the Portfolio’s investment in the Subsidiary likely will increase. The Subsidiary also will invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position.

The derivative instruments in which the Portfolio and the Subsidiary intend to invest include instruments linked to commodity indices. Additionally, the Portfolio or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Portfolio’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates, weights or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Portfolio’s investment portfolio may deviate from the returns of any particular commodity index. The Portfolio or the Subsidiary also may overweight or underweight its exposure to a particular commodity or a subset of commodities, such that the Portfolio has greater or lesser exposure than is represented by a particular commodity index. The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Portfolio invests in the Subsidiary, the Portfolio may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

The Subsidiary is managed pursuant to compliance policies and procedures substantially similar to the policies and procedures adopted by the Portfolio pursuant to the 1940 Act. As a result, the Advisor, in managing the Subsidiary’s portfolio, is subject to the same 1940 Act investment policies and restrictions that apply to the management of the Portfolio and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Portfolio’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Directors (the “Board”) regarding the Subsidiary’s compliance with its policies and procedures. The internal guidelines of the Portfolio may be more restrictive than the investment policies described in this Prospectus. The Portfolio and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments that may involve leverage, the Subsidiary will comply with applicable rules and requirements under the 1940 Act, including Rule 18f-4 thereunder, and the SEC’s interpretations thereof to the same extent as the Portfolio. The Subsidiary’s investments in commodity-linked

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derivatives may result in the Subsidiary having greater or lesser exposure to commodities than the value of the Subsidiary’s net assets.

The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary’s average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary. Neither the Advisor nor any affiliate receives separate compensation from the Subsidiary for providing it with administrative services. The Portfolio pays the Advisor and its affiliates based on the Portfolio’s assets, including the assets invested in the Subsidiary. The Subsidiary also has entered into separate contracts for the provision of custody, administrative, and accounting services with the same or with affiliates of the same service providers that provide those services to the Portfolio.

The financial statements of the Subsidiary are available on a consolidated basis with the Portfolio’s annual and semi-annual financial statements. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

INVESTMENTS IN FIXED INCOME SECURITIES

The following is a description of the categories of fixed income investments that may be acquired by the Portfolio. Deviations from these categories may occur due to holdings in securities received in connection with corporate actions or issuer-driven events.

1.  U.S. Government Obligations—Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market, such as mortgage TBAs.

3.  Corporate Debt Obligations—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds) and commodity-linked structured notes, which have received an investment grade rating by Moody's, Fitch or S&P, or an equivalent rating assigned by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, have been determined by the Advisor to be of comparable quality.

4.  Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as commodity-linked structured notes, certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will be acquired only from banks having assets in excess of $1,000,000,000.

5.  Commercial Paper—Rated, at the time of purchase, A1+ to A3 by S&P or Prime1 to Prime3 by Moody’s, or F1+ to F3 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least Baa3 by Moody’s or BBB- by S&P or Fitch.

6.  Repurchase Agreements—Instruments through which the Portfolio purchases securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or other such counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets

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would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to the Portfolio’s investment restriction on illiquid investments. The Portfolio also will only invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.  Foreign Government and Agency Obligations—Bills, notes, bonds, and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.

8.  Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.

9.  Foreign Issuer Obligations—Debt securities of non-U.S. issuers that have received a rating of AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

10.  Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.  Money Market Funds—The Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds. Investments in money market funds may involve a duplication of certain fees and expenses.

The Portfolio also may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to commodity markets while maintaining liquidity. The Portfolio’s investments in the securities of other investment companies, including ETFs and money market funds, may involve the duplication of certain fees and expenses.

The categories of fixed income securities that may be acquired by the Portfolio may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR) or the Treasury bill rate.

The Portfolio’s fixed income investments will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the anticipated relative return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that expected credit premiums are available largely through investment in commercial paper, certificates of deposit, and corporate obligations. The holding period for assets of the Portfolio will be chosen with a view to maximizing anticipated returns, net of trading costs.

The Portfolio may engage in frequent trading of portfolio securities and, therefore, is expected to have a high portfolio turnover rate. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Portfolio generally acquires securities in principal transactions and, therefore, does not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a “cost” of trading. Such costs ordinarily increase with trading activity. However, securities ordinarily will be sold when, in the Advisor’s judgment, the monthly return of the Portfolio will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that short-term instruments will be acquired in the primary and secondary markets. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.

The Portfolio normally will seek to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio will hedge its exposure to foreign currencies through the use of currency futures and options on futures, foreign currency forward contracts, and currency options.

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In attempting to respond to adverse market, economic, political, or other conditions, the Portfolio may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s principal investment strategies. In these circumstances, the Portfolio may be unable to achieve its investment objective.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a fund has invested in, the fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Commodity Risk: The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact a fund’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivative instruments can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivative instruments may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative instrument outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives

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are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of credit default swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when the Portfolio is the seller of swaps and counterparty risk increases when the Portfolio is a buyer of swaps. In addition, where the Portfolio is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Focus Risk: A fund may be exposed, from time to time, to the performance of a small number of commodity sectors (e.g., energy, metals or agricultural), which may represent a large portion of a fund. As a result, a fund may be subject to greater volatility than if a fund were more broadly diversified among commodity sectors.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Leveraging Risk: Certain transactions that a fund may enter into may give rise to a form of leverage. Such transactions may include, among others, structured notes, swap agreements, futures contracts, and loans of portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause a fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after

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purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Regulatory Risk: Governments, agencies, or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund’s performance.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. The Board of Directors of the Fund has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio’s role as the sole shareholder of the Subsidiary. The Subsidiary will be subject to investment restrictions and limitations and compliance policies and procedures substantially similar to those imposed on the Portfolio by the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Portfolio. For example, the Cayman Islands currently do not impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on the Subsidiary. If Cayman Islands law changes, such that the Subsidiary must pay Cayman Islands taxes, fund shareholders likely would suffer decreased investment returns.

Tax Risk: The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of a fund from certain commodity-linked derivatives was treated as non-qualifying income, a fund might fail to qualify as a regulated investment company and be subject to federal income tax at a fund level. As a regulated investment company, the Portfolio must derive at least 90% of its gross income for each taxable year from sources treated as

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qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”). The Portfolio has obtained a private letter ruling from the Internal Revenue Service (“IRS”) confirming that the income the Portfolio derives from a form of commodity-linked note and the Subsidiary constitutes qualifying income under the Code. In September 2016 the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) In connection with this announcement the IRS issued a letter to the Portfolio revoking the portion of the Portfolio’s private letter ruling regarding the treatment of commodity-linked notes held directly by the Portfolio retroactively to all years open under the statute of limitations on assessments as of January 17, 2017 (the date of the letter). Despite the ruling, the Portfolio historically has not invested directly in commodity-linked notes. As a result of the foregoing, the Portfolio may invest in commodity-linked notes only indirectly through the Subsidiary. If the Portfolio does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Portfolio could fail to qualify as a regulated investment company. In this event, the Portfolio’s Board of Directors may authorize a significant change in investment strategy or Portfolio liquidation. The Portfolio will notify shareholders in advance of any significant change in investment strategy or a liquidation of the Portfolio. In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The Portfolio also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

Valuation Risk: The lack of an active trading market may make it difficult to value a security held by a fund. Many commodity-linked derivative instruments are not actively traded.

Other Information

COMMODITY POOL OPERATOR INFORMATION

The Advisor is registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission (“CFTC”) and is subject to CFTC regulation with respect to the Portfolio. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Advisor’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Advisor as the Portfolio’s CPO, the Advisor’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Portfolio, the Portfolio may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Portfolio, its investment strategies, or this Prospectus.

Securities Loans

The Portfolio is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While the Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. For information concerning the revenue from securities lending, see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33 1/3% of the value of the Portfolio’s total assets, which includes the value of collateral received. To the extent the Portfolio loans a portion of its securities, the Portfolio will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. The Portfolio also may invest the cash collateral received for loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and

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unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest, or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolio’s Statement of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. The Portfolio will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio knows that a material event will occur. In the event of the bankruptcy of a borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “PRINCIPAL RISKS—Securities Lending Risk” for a discussion of the risks related to securities lending.

Securities Lending Revenue

During the fiscal year ended October 31, 2025, the Portfolio received the following net revenues from a securities lending program (see “SECURITIES LOANS”), which constituted a percentage of the average daily net assets of the Portfolio:

	Net Revenue*	Percentage of Net Assets
DFA Commodity Strategy Portfolio	$31,276	0.00%

* The amount shown in the table above may differ from the amount disclosed in the Portfolio’s annual financial statements due to timing differences, reconciliations, and certain other adjustments.

Management of the Portfolio

The Advisor serves as investment advisor to the Portfolio. Pursuant to an Investment Management Agreement with the Portfolio, the Advisor is responsible for the management of the Portfolio's assets. The Portfolio is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolio are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. The individuals named in the Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the Portfolio since 2010.

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the Portfolio since 2012.

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Mr. Hutchison is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Hutchison holds an MBA from Drake University and a BBA from Texas Tech University. Mr. Hutchison joined the Advisor in 2006, has been a portfolio manager since 2013, and has been responsible for the Portfolio since 2015.

The Portfolio’s SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Portfolio’s shares.

The Advisor, Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia") provide the Portfolio with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to the Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors (the “Board”) approving the Investment Management Agreement with respect to the Portfolio is available in the semi-annual Form N-CSR report for the Portfolio for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested directors, fees and expenses of disinterested directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/ proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreement for certain portfolios of the Fund. Expenses allocable to a particular portfolio are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are to be borne by each portfolio or class of a portfolio of the Fund on the basis of its relative net assets.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by the Portfolio for the services provided by the Advisor for the fiscal year ended October 31, 2025. The “Management Fee” listed in the table for the Portfolio includes the investment management fee that was payable by the Portfolio to the Advisor. The costs of investing in the Subsidiary were less than 0.01% of the average net assets of the Portfolio and are included in the “Other Expenses” listed in the table. The Advisor, not the Portfolio, compensates the sub-advisors.

Sub-Advisors

The Advisor has entered into Sub-Advisory Agreements with DFAL and DFA Australia, respectively, with respect to the Portfolio. Pursuant to the terms of each Sub-Advisory Agreement, DFAL and DFA Australia each have the authority and responsibility to select brokers or dealers to execute securities transactions for the Portfolio. Each Sub-Advisor’s duties include the maintenance of a trading desk and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor will review the holdings of the Portfolio and review the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities that are eligible for purchase and sale by the Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. DFAL and DFA Australia maintain and furnish to the Advisor

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information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by the Portfolio, as well as making recommendations and elections on corporate actions. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for the Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling the Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to the Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set the Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of the Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with the Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate the Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of the Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of the Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”) for the Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio, on an annualized basis, to no more than 0.55% of the average net assets of the Institutional Class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount of the Institutional Class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously

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assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. Prior year waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year expenses were waived and/or assumed, and less than the current expense cap in place for the Portfolio.

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. The Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of the Portfolio are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of the Portfolio’s normal investment activities and cash flows. During a time of economic volatility, the Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. The Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, the Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. This discussion of “Tax Considerations” should be read in conjunction with the remaining subsections below containing additional information. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by the Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by the Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain,

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distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If the Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of the Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolio’s default method of average cost, unless you instruct the Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, the Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). The Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of the Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Portfolio from net long-term capital gains, if any, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by the Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), the Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio, to certain foreign

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entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

SPECIAL TAX CONSIDERATIONS FOR INVESTORS THAT INVEST IN THE PORTFOLIO.

The Portfolio’s strategy of investing in the Subsidiary and commodity-linked derivatives may cause the Portfolio to recognize more ordinary income than would be the case if the Portfolio invested directly in commodities. Dividends paid by the Subsidiary to the Portfolio and interest income earned by the Portfolio on fixed income securities will not be qualified dividend income eligible for taxation at long-term capital gain rates.

Investment in Commodities. The Portfolio must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, relating to sources of its income and diversification of its assets. One of the requirements for favorable tax treatment as a regulated investment company is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Portfolio has obtained private letter rulings from the Internal Revenue Service confirming that the income the Portfolio derives from a form of commodity-linked note and the Subsidiary constitutes qualifying income under the Code. However, the portion of such rulings regarding the treatment of commodity-linked notes held directly by the Portfolio was revoked. Despite the rulings, the Portfolio historically has not invested directly in commodity-linked notes. As a result, the Portfolio may invest in commodity-linked notes only: (a) directly, to the extent that such investments constitute securities under section 2(a)(36) of the 1940 Act (because such securities generate qualifying income to a regulated investment company, such as the Portfolio), (b) directly, to the extent that the Portfolio believes such investments would not prohibit the Portfolio from qualifying as a regulated investment company regardless of the status of the investment as a security under section 2(a)(36) of the 1940 Act, or (c) indirectly, as the Portfolio traditionally has done, through the Subsidiary. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Portfolio. As such, the Portfolio will be required to include in its gross income each year amounts earned by the Subsidiary during that year (“Subpart F” income), whether or not such earnings are distributed by the Subsidiary to the Portfolio (deemed inclusions). Treasury Regulations also permit the Portfolio to treat such deemed inclusions of “Subpart F” income from the Subsidiary as qualifying income to the Portfolio, even if the Subsidiary does not make a distribution of such income. Consequently, the Portfolio and the Subsidiary reserve the right to rely on deemed inclusions being treated as qualifying income to the Portfolio consistent with recently released Treasury Regulations. If the Portfolio does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Portfolio could fail to qualify as a regulated investment company. In lieu of disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect. The Portfolio also intends to limit its investment in the Subsidiary to no more than 25% of the value of its total assets in order to satisfy the asset diversification requirement. For more information, please see the “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section in the Portfolio’s SAI.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of the Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a

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financial intermediary should contact such intermediary with regard to purchase instructions. The Portfolio’s Institutional Class shares generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. The Portfolio generally is available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, the Portfolio may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Institutional Class shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, Institutional Class shares of the Portfolio may be purchased in exchange for securities that are eligible for acquisition by the Portfolio or otherwise represented in its portfolio as described in this Prospectus or as otherwise consistent with the Fund’s policies or procedures or in exchange for local currencies in which such securities are denominated. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the Portfolio with local currencies should first contact the Advisor.

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The Fund will not accept securities in exchange for Institutional Class shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, may not exceed 5% of the net assets of the Portfolio immediately after the transaction.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange, depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of Institutional Class shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

The Portfolio's Institutional Class shares are designed for long-term investors and is not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of the Portfolio's Institutional Class shares can disrupt portfolio management strategies, harm performance and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition, the nature of the Portfolio's holdings may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the Portfolio's holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market timing”). Such delays may occur because the Portfolio has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Portfolio calculates its net asset value. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the Portfolio calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of the Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board have adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring and purchase blocking procedures; and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolio's Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to the Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in the Portfolio's Institutional Class shares, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in the Portfolio's Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is

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detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in the Portfolio's Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolio (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolio’s Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which the Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in the Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

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As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolio. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolio’s securities. Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in the Portfolio's Institutional Class shares may occur. The Portfolio does not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The value of each class of shares of the Portfolio will fluctuate in relation to its own investment experience. The Subsidiary is subject to the same valuation procedures as the Portfolio. The Portfolio's net asset value per share is readily available online at https://www.dimensional.com/us-en/funds/dcmsx/commodity-strategy-portfolio. The net asset value of each class of the Portfolio is generally calculated on days that the NYSE is open for trading. The net asset value per share of each class of the Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the Portfolio. The Portfolio generally accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolio will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

The value of the securities and other assets of the Portfolio for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by the Portfolio of its shares at net asset value, at a time when a

25

holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The net asset value per share of the Portfolio is expressed in U.S. dollars by translating the net assets of the Portfolio using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since the Portfolio owns securities that are primarily traded in foreign markets which may trade on days when the Portfolio does not price its shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

Certain of the securities holdings of the Portfolio may be subject to tax, investment, and currency repatriation regulations of the foreign markets that could have a material effect on the values of the securities. For example, the Portfolio might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Portfolio may also be subject to certain contractual arrangements with investment authorities in a foreign market that require the Portfolio to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolio is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not readily available as defined in Rule 2a-5, the swap agreement will be valued in good faith at fair value in accordance with procedures approved by the Board. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index.

PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” Institutional Class shares of the Portfolio will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolio’s Institutional Class shares from investors. With respect to such investors, the Institutional Class shares of the Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase Institutional Class shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Portfolio arising out of such cancellation. The Fund reserves the right to redeem Institutional Class shares owned by any purchaser whose order is canceled to recover any resulting loss to the Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

Exchange of Shares

Investors may exchange Institutional Class shares of the Portfolio for Institutional Class shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the

26

above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund or Dimensional Investment Group Inc. that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of Institutional Class shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if the Institutional Class shares of the Portfolio being acquired are registered in the investor’s state of residence.

Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem Institutional Class shares of the Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding redemption procedures. The Portfolio will redeem Institutional Class shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem Institutional Class shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, the Portfolio may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming Institutional Class shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all Institutional Class shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for Institutional Class shares are not issued.

27

For redemption proceeds that are paid directly to an Institutional Class shareholder by the Portfolio, the Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to an Institutional Class shareholder, the Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of the Portfolio redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. The Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, the Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, the Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of the Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

The Fund reserves the right to redeem an account if the value of the Institutional Class shares in the Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the Institutional Class shares in the account for the Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for Institutional Class shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming Institutional Class shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors also may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The Portfolio reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.

Disclosure of Portfolio Holdings

The Portfolio generally will disclose up to 25 of its largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. The Portfolio also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolio’s policies and procedures. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolio.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolio may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolio

28

will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand the Portfolio’s financial performance for the past five years or, if shorter, the period of the Portfolio’s operations as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s annual financial statements, are included in the Fund’s Form N-CSR filed with the SEC. Further information about the Portfolio’s performance is contained in the annual report, which is available upon request.

29

DFA Investment Dimensions Group Inc.

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	DFA Commodity Strategy Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$4.49	$4.67	$5.23	$7.26	$5.00
Income from Investment Operations#
Net Investment Income (Loss)	0.20	0.19	0.14	0.07	0.01
Net Gains (Losses) on Securities (Realized and Unrealized)	0.43	(0.22)	(0.33)	0.07	2.27
Total from Investment Operations	0.63	(0.03)	(0.19)	0.14	2.28
Less Distributions:
Net Investment Income	(0.16)	(0.15)	(0.37)	(2.17)	(0.02)
Total Distributions	(0.16)	(0.15)	(0.37)	(2.17)	(0.02)
Net Asset Value, End of Year	$4.96	$4.49	$4.67	$5.23	$7.26
Total Return	14.34%	(0.54%)	(4.12%)	6.38%	45.67%
Net Assets, End of Year (thousands)	$1,112,882	$1,067,879	$1,312,877	$1,690,089	$1,765,786
Ratio of Expenses to Average Net Assets	0.32%	0.32%	0.32%	0.30%	0.31%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.39%	0.39%	0.39%	0.38%	0.40%
Ratio of Net Investment Income to Average Net Assets	4.25%	4.12%	2.85%	1.25%	0.24%
Portfolio Turnover Rate	69%	56%	36%	134%	114%

# Computed using average shares outstanding.

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Other Available Information

You can find more information about the Fund and the Portfolio in the Portfolio’s SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolio’s investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

In Form N-CSR, you will find the Portfolio’s annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolio on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc. - Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-010

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

International Large Cap Growth Portfolio (DILRX)
International Small Cap Growth Portfolio (DISMX)

This Prospectus describes the Institutional Class shares of each Portfolio which:
Are for long-term investors.
Are generally only available to institutional investors and clients of registered investment advisors.
Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

International Large Cap Growth Portfolio

Investment Objective

The investment objective of the International Large Cap Growth Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.23%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.27%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$28	$87	$152	$343

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 13% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the International Large Cap Growth Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The International Large Cap Growth Portfolio is designed to purchase securities of large, non-U.S. companies in countries with developed markets that the Advisor determines to have high profitability and high relative prices

1

compared to other non-U.S. large cap companies at the time of purchase. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. Securities are considered higher relative price (growth) stocks primarily because a company’s shares have a high price in relation to their book value (a “price to book ratio”) when compared with other non-U.S. large cap companies. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large-cap growth segment of developed ex U.S. markets. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price or profitability are subject to change from time to time.

The International Large Cap Growth Portfolio intends to purchase securities of non-U.S. large cap companies that are eligible based on their relative price and expected profitability and are associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of large companies in the particular markets in which it invests. The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Portfolio invests. In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Advisor then determines the universe of eligible stocks by defining the minimum market capitalization of a large company that may be purchased by the Portfolio with respect to each country or region. Based on market capitalization data as of December 31, 2025, for the Portfolio, the market capitalization of a large company in any country in which the Portfolio invests would be $1,852 million or above. This threshold will vary by country or region. For example, based on market capitalization data as of December 31, 2025, the Advisor would consider a large company in the European Economic and Monetary Union (“EMU”) to have a market capitalization of at least $13,667 million, a large company in Norway to have a market capitalization of at least $1,934 million, and a large company in Switzerland to have a market capitalization of at least $16,226 million. These thresholds will change due to market conditions.

The Advisor may also increase or reduce the International Large Cap Growth Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The International Large Cap Growth Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign and U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The International Large Cap Growth Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

2

Growth Investment Risk: Growth stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary

3

information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

International Large Cap Growth Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
18.06% 2020, Q2	-20.08% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
International Large Cap Growth Portfolio
Return Before Taxes	25.57%	6.81%	8.23%
Return After Taxes on Distributions	25.06%	6.38%	7.78%
Return After Taxes on Distributions and Sale of Portfolio Shares	15.63%	5.35%	6.66%
MSCI World ex USA Growth Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.94%	4.90%	7.67%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

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Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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International Small Cap Growth Portfolio

Investment Objective

The investment objective of the International Small Cap Growth Portfolio (the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.39%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.45%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 20% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the International Small Cap Growth Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The International Small Cap Growth Portfolio, using a market capitalization weighted approach, is designed to purchase securities of small, non-U.S. companies in countries with developed markets that the Advisor determines to have high profitability and high relative prices compared to other non-U.S. small cap companies at the time of

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purchase. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. Securities are considered higher relative price (growth) stocks primarily because a company’s shares have a high price in relation to their book value (a “price to book ratio”) when compared with other non-U.S. small cap companies. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap growth segment of developed ex-U.S. markets. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The International Small Cap Growth Portfolio intends to purchase securities of non-U.S. small cap companies that are eligible based on their relative price and expected profitability and are associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of small companies in the particular markets in which it invests. The Advisor determines the maximum market capitalization of a small company with respect to each country in which the Portfolio invests. In the countries or regions authorized for investment, the Advisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Advisor then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the Portfolio with respect to each country or region. Based on market capitalization data as of December 31, 2025, for the Portfolio, the market capitalization of a small company in any country in which the Portfolio invests would be below $16,226 million. This threshold will vary by country or region. For example, based on market capitalization data as of December 31, 2025, the Advisor would consider a small company in Switzerland to have a market capitalization below $16,226 million, a small company in Norway to have a market capitalization below $1,934 million, and a small company in Japan to have a market capitalization below $3,311 million. These thresholds will change due to market conditions.

The Advisor may also increase or reduce the International Small Cap Growth Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The International Small Cap Growth Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign and U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The International Small Cap Growth Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

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Growth Investment Risk: Growth stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and

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procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

International Small Cap Growth Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
25.47% 2020, Q2	-28.42% 2020, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
International Small Cap Growth Portfolio
Return Before Taxes	27.94%	4.31%	7.30%
Return After Taxes on Distributions	27.46%	3.64%	6.60%
Return After Taxes on Distributions and Sale of Portfolio Shares	17.08%	3.32%	5.82%
MSCI World ex USA Small Cap Growth Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	29.69%	3.16%	7.43%
MSCI World ex USA Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	31.85%	9.46%	8.55%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

• Brendan J. McAndrews, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2025.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objectives and Policies

DFA Investment Dimensions Group Inc. (the “Fund”) offers a variety of investment portfolios. Each of the Fund’s portfolios has its own investment objective and policies, and is the equivalent of a separate mutual fund. Each Portfolio described in this Prospectus is designed for long-term investors.

INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Portfolios.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

The investment objective of the International Large Cap Growth Portfolio is to achieve long-term capital appreciation. The International Large Cap Growth Portfolio seeks to achieve its objective by purchasing securities of non-U.S. large cap companies that the Advisor determines to have high profitability and relative prices compared to other non-U.S. large cap companies at the time of purchase.

Under normal market conditions, the International Large Cap Growth Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries. As of the date of this Prospectus, the International Large Cap Growth Portfolio may invest in securities of large companies associated with Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (collectively, the “Approved Markets”). The Advisor will determine in its discretion when and whether to invest in markets that have been authorized as Approved Markets, depending on a number of factors, including, but not limited to, asset growth in the Portfolio, constraints imposed in Approved Markets, and other characteristics of each such market. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets. Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Portfolio from time to time. Also, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. (For a description of the securities approved for investment, see “Approved Markets”).

The International Large Cap Growth Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the International Large Cap Growth Portfolio do pay dividends. It is anticipated, therefore, that the International Large Cap Growth Portfolio will receive dividend income.

The International Large Cap Growth Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In

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addition to money market instruments and other short-term investments, the International Large Cap Growth Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

The investment objective of the International Small Cap Growth Portfolio is to achieve long-term capital appreciation. The International Small Cap Growth Portfolio seeks to achieve its objective by purchasing the securities of non-U.S. small cap companies that the Advisor determines to have high profitability and relative prices compared to other non-U.S. small cap companies at the time of purchase.

The International Small Cap Growth Portfolio intends to purchase securities of small companies in countries with developed markets. Under normal market conditions, the International Small Cap Growth Portfolio intends to invest at least 40% of its assets in three or more non-U.S. countries by investing in securities of companies associated with such countries. As of the date of this Prospectus, the International Small Cap Growth Portfolio may invest in securities of small companies associated with Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (collectively, the “Approved Markets”). The Advisor will determine in its discretion when and whether to invest in markets that have been authorized as Approved Markets, depending on a number of factors, including, but not limited to, asset growth in the Portfolio, constraints imposed in Approved Markets, and other characteristics of each such market. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets. Although the Advisor does not intend to purchase securities not associated with an Approved Market, the Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Portfolio from time to time. Also, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. (For a description of the securities approved for investment, see “Approved Markets”).

The International Small Cap Growth Portfolio intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Advisor, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country or region. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. See “Market Capitalization Weighted Approach.”

The International Small Cap Growth Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

The International Small Cap Growth Portfolio may invest in ETFs, including ETFs managed by the Advisor, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Portfolio may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

APPROVED MARKETS

The Portfolios invest in securities of Approved Markets (as identified above) listed on bona fide securities exchanges or traded on the over-the-counter markets.

These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one

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country. Approved Market securities are defined as securities that are associated with an Approved Market (“Approved Market Securities”) under the following criteria. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in a Portfolio’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. The International Portfolios also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

MARKET CAPITALIZATION WEIGHTED APPROACH

The portfolio structure of the International Small Cap Growth Portfolio involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be modified by the Advisor for a variety of reasons. The Advisor may also adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. The Advisor may overweight smaller companies, lower relative price stocks, and/or higher profitability stocks in a modification to market capitalization weighting. Securities are considered higher relative price (growth) stocks primarily because a company’s shares have a high price in relation to their book value when compared to other companies. In assessing relative price, the Advisor considers additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The Advisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on investment characteristics. The Advisor may decrease the amount that the Portfolio invests in small capitalization companies that have lower profitability and/or higher relative prices. The criteria the Advisor uses for assessing relative price, profitability, or investment characteristics are subject to change from time to time. The Advisor may deviate from market capitalization weighting to limit or fix the exposure of the Portfolio to a particular issuer to a maximum proportion of the assets of the Portfolio. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or (iii) shares subject to foreign ownership restrictions.

Furthermore, the Advisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization weighted approach would otherwise require. In addition, securities eligible for purchase or otherwise represented in the Portfolio may be acquired in exchange for the issuance of shares. See “PURCHASE OF SHARES—In-Kind Purchases.” While such

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transactions might cause a deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semi-annual basis, the Advisor will identify companies whose stock is eligible for investment by the Portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Advisor’s then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of the Portfolio change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The country weights may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements. The weighting of countries may vary from their weighting in published international indices.

PORTFOLIO TRANSACTIONS

In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor’s judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policies of each Portfolio.

In attempting to respond to adverse market, economic, political, or other considerations, a Portfolio may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s principal investment strategies. In these circumstances, the Portfolio may be unable to achieve its investment objective.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

Because the value of your investment in a Portfolio will fluctuate, there is the risk that you will lose money. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolios.

	International Large Cap Growth Portfolio	International Small Cap Growth Portfolio
Cyber Security Risk	X	X
Depositary Receipts Risk	X	X
Derivatives Risk	X	X
Equity Market Risk	X	X
Foreign Securities and Currencies Risk	X	X
Geographic Focus Risk	X	X
Growth Investment Risk	X	X

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	International Large Cap Growth Portfolio	International Small Cap Growth Portfolio

Operational Risk	X	X
Profitability Investment Risk	X	X
Securities Lending Risk	X	X
Small Company Risk		X

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk: Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, a fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

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Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters. Information about the countries in which the fund invested and the level of investment is available on the fund's website, and on the fund's Forms N-PORT and N-CSR filed with the SEC.

Growth Investment Risk: Growth stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios.

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Securities Loans

Each Portfolio is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While each Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. For information concerning the revenue from securities lending, see “SECURITIES LENDING REVENUE.” The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio’s total assets, which includes the value of collateral received. To the extent a Portfolio loans a portion of its securities, the Portfolio will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios’ Statement of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. Each Portfolio will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio knows that a material event will occur. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “Principal Risks—Securities Lending Risk” for a discussion of the risks related to securities lending.

Securities Lending Revenue

During the fiscal year ended October 31, 2025, the following Portfolios received the following net revenues from a securities lending program (see “Securities Loans”), which constituted a percentage of the average daily net assets of each Portfolio as follows:

Portfolio	Net Revenue*	Percentage of Net Assets
International Large Cap Growth Portfolio	$199,731	0.02%
International Small Cap Growth Portfolio	$238,459	0.09%

* The amounts included in the table above may differ from the amounts disclosed in the Portfolios’ annual financial statements due to timing differences, reconciliations, and certain other adjustments.

Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios. Pursuant to an Investment Management Agreement with the Fund on behalf of each Portfolio, the Advisor is responsible for the management of each of the Portfolio’s assets. Each of the Portfolios is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios are set by the Investment Committee, which meets on a regular basis and also as needed to

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consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the Portfolios since 2012.

Mr. Schneider is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Advisor in 2011, has been a portfolio manager since 2013, and has been responsible for the International Small Cap Growth Portfolio since 2020 and the International Large Cap Growth Portfolio since 2022.

Mr. McAndrews is a Vice President and Senior Portfolio Manager of the Advisor. Mr. McAndrews holds an MBA from Columbia University, an MA from Norwich University, and a BS from the United States Naval Academy. Mr. McAndrews joined the Advisor in 2015, has been a portfolio manager since 2015, and has been responsible for the Portfolios since 2025.

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Portfolio shares.

The Advisor, Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), provide each Portfolio with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors of the Fund (the “Board”) approving the Investment Management Agreement with respect to each Portfolio is available in the semi-annual Form N-CSR report for the Portfolios for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested trustees/directors, fees and expenses of disinterested trustees/ directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and trustees/directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable

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by the Fund, except as provided in the Fee Waiver and Expense Assumption Agreements for certain portfolios of the Fund, including the Portfolios in this Prospectus. Expenses allocable to a particular portfolio of the Fund are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are borne by each portfolio on the basis of its relative net assets.

MANAGEMENT FEES

The “Annual Fund Operating Expenses” table describes the fees incurred by each Portfolio for the services provided by the Advisor for the fiscal year ended October 31, 2025. The “Management Fee” listed in the “Annual Fund Operating Expenses” table for the Portfolios provides the investment management fee that was payable by the respective Portfolio to the Advisor.

The Advisor, not the Portfolios, compensates the sub-advisors.

Sub-Advisors

The Advisor has entered into Sub-Advisory Agreements with DFAL and DFA Australia, respectively, with respect to each Portfolio. Pursuant to the terms of each Sub-Advisory Agreement, DFAL and DFA Australia each have the authority and responsibility to select brokers or dealers to execute securities transactions for each Portfolio. Each Sub-Advisor’s duties include the maintenance of a trading desk and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor will review the holdings of each Portfolio and review the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities that are eligible for purchase and sale by a Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. DFAL and DFA Australia maintain and furnish to the Advisor information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by each Portfolio, as well as making recommendations and elections on corporate actions. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the Portfolios (the "MOM-Eligible Portfolios"). As described above, DFA Australia and/or DFAL, each a Dimensional Wholly-Owned Sub-advisor, currently serve as sub-advisors to each MOM-Eligible Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for a MOM-Eligible Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling a MOM-Eligible Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to a MOM-Eligible Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to a MOM-Eligible Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set a MOM-Eligible

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Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of a MOM-Eligible Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with a MOM-Eligible Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a MOM-Eligible Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of each Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of each Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”) for the Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of such a class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

Portfolio	Expense Limitation Amount
International Large Cap Growth Portfolio	0.30%
International Small Cap Growth Portfolio	0.52%

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of a Portfolio are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

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You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by a Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of a Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

A Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of any Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a financial intermediary should contact such intermediary with regard to purchase instructions. The Portfolios’ Institutional Class shares generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such

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persons. The Portfolios generally are available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, Portfolios may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Institutional Class shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, Institutional Class shares of a Portfolio may be purchased in exchange for securities that are eligible for acquisition by the Portfolio or otherwise represented in its portfolio as described in this Prospectus or as otherwise consistent with the Fund’s policies and procedures, or in exchange for local currencies in which such securities of the Portfolios are denominated. Securities and local currencies accepted by the Fund for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the Portfolios with local currencies should first contact the Advisor.

The Fund will not accept securities in exchange for Institutional Class shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such

23

securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, may not exceed 5% of the net assets of the Portfolio immediately after the transaction.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of Institutional Class shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

Each Portfolio’s Institutional Class shares are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of a Portfolio’s Institutional Class shares can disrupt portfolio management strategies, harm performance, and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition, the nature of the holdings of the Portfolios may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Portfolio’s holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market timing”). Such delays may occur because a Portfolio has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Portfolios calculate their net asset values. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the Portfolios calculate their net asset values. The International Small Cap Growth Portfolio also may be subject to arbitrage market timing because the Portfolio has significant holdings in small cap securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Portfolio calculates its net asset values due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of the Portfolios’ shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Portfolios: (i) trade activity monitoring and purchase blocking procedures, and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios’ Institutional Class shares from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in a Portfolio’s Institutional Class shares, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Portfolio’s Institutional Class shares in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in the Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

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Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as funds of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of Institutional Class shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in a Portfolio’s Institutional Class shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of Institutional Class shares of the Portfolios (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolios’ Institutional Class shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio and the redemption is consistent with the interests of the remaining shareholders of the Portfolio.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose Institutional Class shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in a Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through

25

Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolios. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolios’ securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short-term trading activity in a Portfolio’s Institutional Class shares may occur. The Portfolios do not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The value of each class of shares of each Portfolio will fluctuate in relation to its own investment experience. The net asset value per share of each class of a Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets, less any liabilities, allocated to the share class by the total outstanding shares of such class of the respective Portfolio. Each Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolios (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolios that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolios value the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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As of the date of this Prospectus, the Portfolios holding foreign equity securities will also fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally 4:00 p.m. ET) and the time that the net asset values of the Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Portfolios price their shares at the close of the NYSE, the Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Portfolios use fair value pricing, the values assigned to the Portfolios’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Advisor monitors the operation of the method used to fair value price the Portfolios’ foreign investments.

The net asset value per share of the Portfolios is expressed in U.S. dollars by translating the net assets of the Portfolios using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since the Portfolios own securities that are primarily traded in foreign markets which may trade on days when the Portfolios do not price their shares, the net asset value of the Portfolios may change on days when shareholders will not be able to purchase or redeem shares.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” Institutional Class shares of the Portfolio selected will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolios’ Institutional Class shares from investors. With respect to such investors, the Institutional Class shares of a Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase Institutional Class shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by a Portfolio arising out of such cancellation. The Fund reserves the right to redeem Institutional Class shares owned by any purchaser whose order is canceled to recover any resulting loss to a Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

Exchange of Shares

Investors may exchange Institutional Class shares of a Portfolio for Institutional Class shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

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Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund and Dimensional Investment Group Inc. that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of a Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of Institutional Class shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if the Institutional Class shares of the Portfolio being acquired are registered in the investor’s state of residence.

Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem Institutional Class shares of a Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolios through a financial intermediary should contact their financial intermediary regarding redemption procedures. Each Portfolio will redeem Institutional Class shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem Institutional Class shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, Portfolios may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming Institutional Class shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all Institutional Class shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See

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“PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for Institutional Class shares are not issued.

For redemption proceeds that are paid directly to an Institutional Class shareholder by a Portfolio, each Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to an Institutional Class shareholder, each Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. Each Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, each Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

With respect to each Portfolio, the Fund reserves the right to redeem an account if the value of the Institutional Class shares in a specific Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the Institutional Class shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for Institutional Class shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming Institutional Class shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The Portfolios reserve the right to redeem their shares in the currencies in which their investments are denominated. Investors may incur charges in converting such securities to dollars and the value of foreign securities or currencies may be affected by currency exchange fluctuations.

Disclosure of Portfolio Holdings

Each Portfolio generally will disclose up to its 25 largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. Each Portfolio also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolios’ policies and procedures. A Portfolio may, but is not required to, disclose a list of portfolio securities that generally would be included as proceeds in a redemption in-kind, as frequently as on a daily basis, online at the Advisor’s public website. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios.

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Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund's Form N-CSR filed with the SEC. Further information about each Portfolio’s performance is contained in the annual report, which is available upon request.

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DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	International Large Cap Growth Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$16.50	$13.79	$12.57	$17.35	$13.40
Income from Investment Operations#
Net Investment Income (Loss)	0.34	0.33	0.31	0.38	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	2.95	2.68	1.21	(4.80)	3.93
Total from Investment Operations	3.29	3.01	1.52	(4.42)	4.24
Less Distributions:
Net Investment Income	(0.34)	(0.30)	(0.30)	(0.36)	(0.29)
Total Distributions	(0.34)	(0.30)	(0.30)	(0.36)	(0.29)
Net Asset Value, End of Year	$19.45	$16.50	$13.79	$12.57	$17.35
Total Return	20.08%	21.86%	11.97%	(25.63%)	31.77%
Net Assets, End of Year (thousands)	$1,150,621	$883,455	$555,628	$522,908	$662,401
Ratio of Expenses to Average Net Assets	0.26%	0.27%	0.28%	0.29%	0.30%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.27%	0.27%	0.28%	0.29%	0.30%
Ratio of Net Investment Income to Average Net Assets	1.95%	2.01%	2.15%	2.55%	1.86%
Portfolio Turnover Rate	13%	14%	15%	17%	14%

# Computed using average shares outstanding.

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DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	International Small Cap Growth Portfolio
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$15.36	$12.81	$12.50	$20.04	$14.79
Income from Investment Operations#
Net Investment Income (Loss)	0.35	0.31	0.29	0.33	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	2.90	2.58	0.31	(6.67)	5.23
Total from Investment Operations	3.25	2.89	0.60	(6.34)	5.50
Less Distributions:
Net Investment Income	(0.41)	(0.34)	(0.29)	(0.29)	(0.25)
Net Realized Gains	—	—	—	(0.91)	—
Total Distributions	(0.41)	(0.34)	(0.29)	(1.20)	(0.25)
Net Asset Value, End of Year	$18.20	$15.36	$12.81	$12.50	$20.04
Total Return	21.39%	22.62%	4.58%	(33.14%)	37.31%
Net Assets, End of Year (thousands)	$295,429	$259,079	$233,052	$238,123	$267,467
Ratio of Expenses to Average Net Assets	0.45%	0.45%	0.48%	0.53%	0.55%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.45%	0.45%	0.49%	0.53%	0.56%
Ratio of Net Investment Income to Average Net Assets	2.13%	2.06%	2.05%	2.10%	1.45%
Portfolio Turnover Rate	20%	23%	23%	32%	24%

# Computed using average shares outstanding.

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Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’ SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc.-Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-011

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

Dimensional Retirement Income Fund (TDIFX)

This Prospectus describes the Institutional Class shares of the fund which: Are for long-term investors. Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Dimensional Retirement Income Fund

Investment Objective

The investment objective of the Dimensional Retirement Income Fund (the “Retirement Income Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.15%
Acquired Fund Fees & Expenses	0.12%
Total Annual Fund Operating Expenses	0.27%
Expense Reimbursement[1]	0.09%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.18%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed in certain instances to assume certain expenses of the Portfolio. The Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any expenses previously assumed up to thirty-six months after such expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$78	$143	$334

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 20% of the average value of its investment portfolio.

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Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. The Retirement Income Portfolio is designed for an investor currently in retirement. To achieve its investment objective, the Portfolio allocates its assets to other mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors who have retired and are planning to withdraw the value of the investment in the Portfolio over many years. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support during an investor’s retirement.

As of February 28, 2026, the Retirement Income Portfolio has a target allocation of 15% to 25% to equity Underlying Funds and a target allocation of approximately 75% to 85% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The Retirement Income Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Also, the Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

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Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security

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prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

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Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns

5

shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Retirement Income Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
6.16% 2020, Q2	-6.22% 2022, Q2

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Retirement Income Portfolio
Return Before Taxes	8.81%	3.82%	4.70%
Return After Taxes on Distributions	7.45%	2.49%	3.68%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.26%	2.38%	3.26%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
ICE BofA US 3-Month Treasury Bill Index[1]
(reflects no deduction for fees, expenses or taxes)	4.18%	3.17%	2.18%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

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• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objective and Policies

DFA Investment Dimensions Group Inc. (“DFAIDG”) offers a variety of investment portfolios. Each of the investment company’s portfolios has its own investment objective and is the equivalent of a separate mutual fund. Institutional Class shares of the Dimensional Retirement Income Fund (the “Portfolio”) are offered in this Prospectus. The Portfolio is designed for long-term investors.

The investment objective of the Portfolio is to seek to provide total return consistent with the Portfolio’s asset allocation. Total return is composed of income and capital appreciation.

The Portfolio is designed to make it easier for investors in retirement to hold a diversified portfolio of global equity and fixed income assets that is rebalanced automatically based on an asset allocation strategy designed by the Advisor.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government entity. As with any investment, there is the risk that you will lose money. The Portfolio does not provide guaranteed income or payouts, nor can the Portfolio ensure that you will have assets in your account sufficient to cover your retirement expenses. Investment in the Portfolio does not eliminate the need for you to decide, before investing and from time to time thereafter, whether the Portfolio fits your financial situation. You may decide based on your investment objectives, tolerance for risk, other savings plans, and other assets, that another Portfolio in the fund family is more appropriate for you.

The Portfolio is a “fund of funds” that seeks to achieve its investment objective by primarily investing in other funds managed by the Advisor. The portfolios of DFAIDG and Dimensional Investment Group Inc. (“DIG,” which is collectively referred to herein with DFAIDG as the "Fund”) in which the Portfolio may invest (the "Underlying Funds”) include:

Domestic Equity Underlying Funds—U.S. Large Company Portfolio and U.S. Core Equity 1 Portfolio

International Equity Underlying Funds—Large Cap International Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio

Fixed Income Underlying Funds—DFA One-Year Fixed Income Portfolio and DFA Inflation-Protected Securities Portfolio

The Advisor allocates the Portfolio’s assets among the Underlying Funds based on its investment objective and policies. The Advisor may change the selection of Underlying Funds or the allocation to the Underlying Funds at any time without notice to investors.

The Portfolio is expected to have a target allocation of 15% to 25% to equity Underlying Funds and a target allocation of approximately 75% to 85% to fixed income Underlying Funds, including exposure through those fixed income Underlying Funds to U.S. Treasury Inflation-Protected Securities (“TIPS”). The Portfolio will primarily invest in Fixed Income Underlying Funds focused on TIPS and ultra short-term obligations.

In the future, the Portfolio may receive the assets of Dimensional Target Date Retirement Income Funds, other portfolios advised by the Advisor, pursuant to fund mergers. When a Dimensional Target Date Retirement Income Fund’s asset allocation becomes substantially identical to that of the Portfolio, it is expected that the Advisor will recommend that the Board of Directors of the Dimensional Target Date Fund and the Portfolio approve combining such Target Date Fund with the Portfolio.

In attempting to respond to adverse market, economic, political, or other conditions, the Portfolio or an Underlying Fund may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s or Underlying Fund’s principal investment strategies. In these circumstances, the Portfolio or Underlying Fund may be unable to achieve its investment objective.

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INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Underlying Funds.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

INVESTMENTS IN UNDERLYING FUNDS

Investment Strategies of the Underlying Funds

U.S. Large Company Portfolio—The U.S. Large Company Portfolio generally invests in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. The S&P 500® Index comprises a broad and diverse group of stocks. For the U.S. Large Company Portfolio, the Advisor considers the stocks that comprise the S&P 500® Index to be those of large companies. Under normal market conditions, at least 95% of the U.S. Large Company Portfolio’s net assets will be invested in the stocks that comprise the S&P 500® Index. As a non-fundamental policy, under normal circumstances, the U.S. Large Company Portfolio will invest at least 80% of its net assets in securities of large U.S. companies.

Ordinarily, portfolio companies will not be sold except to reflect additions or deletions of the companies that comprise the S&P 500® Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Portfolio’s shares. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the U.S. Large Company Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index.

The U.S. Large Company Portfolio intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the S&P 500® Index is diversified. The Portfolio may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. Should the Portfolio become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Portfolio crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.

About the S&P 500® Index: The Standard & Poor’s 500 Composite Stock Price Index® is market capitalization weighted (adjusted for free float). Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall. For information concerning S&P Global Ratings, a division of The McGraw Hill Companies (“S&P”), and disclaimers of S&P with respect to the U.S. Large Company Portfolio, see “Standard & Poor’s—Information and Disclaimers” in the Portfolio’s SAI.

U.S. Core Equity 1 Portfolio—The investment objective of the U.S. Core Equity 1 Portfolio is to achieve long-term capital appreciation. The Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to

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their representation in the U.S. Universe. The Portfolio’s moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 1 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Core Equity 1 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

Large Cap International Portfolio—The Large Cap International Portfolio is designed to purchase securities of large non-U.S. companies in countries or regions designated by the Advisor as an approved market for investment. The Advisor may consider a company’s size, relative price, and/or profitability relative to other eligible companies when making investment decisions for the Large Cap International Portfolio. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor will seek to set country weights based on the relative adjusted market capitalizations of eligible large companies within each eligible country.

The Large Cap International Portfolio intends to purchase securities of large non-U.S. companies associated with developed market countries that the Advisor has designated as approved markets. The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Portfolio invests. Based on market capitalization data as of December 31, 2025, for the Large Cap International Portfolio, the market capitalization of a large company in any country or region in which the Large Cap International Portfolio invests would be $1,852 million or above. This threshold will change due to market conditions. The Large Cap International Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the Large Cap International Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum or short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

International Core Equity 2 Portfolio—The investment objective of the International Core Equity 2 Portfolio is to achieve long-term capital appreciation. The International Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with developed markets that have been authorized for investment by the Advisor’s Investment Committee (the “International Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower

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relative price, and higher profitability companies as compared to their representation in the International Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The International Core Equity 2 Portfolio intends to purchase securities of companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization.

The International Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the International Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

Emerging Markets Core Equity 2 Portfolio—The investment objective of the Emerging Markets Core Equity 2 Portfolio is to achieve long-term capital appreciation. The Emerging Markets Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The Emerging Markets Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the Emerging Markets Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a

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company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Emerging Markets Core Equity 2 Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together “Stock Connect”) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

Approved Markets for International Underlying Funds.

As of the date of this Prospectus, the International Core Equity 2 Portfolio and Large Cap International Portfolio may invest in the stocks of companies associated with the following countries designated by the Advisor as Approved Markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Emerging Markets Core Equity 2 Portfolio, as of the date of this Prospectus, may invest in the following emerging markets countries that are designated by the Advisor as Approved Markets: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, the Philippines, Peru, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates. The Advisor will determine, in its discretion, when and whether to invest in countries that have been authorized as Approved Markets for the International Core Equity 2 Portfolio, Large Cap International Portfolio, and Emerging Markets Core Equity 2 Portfolio (each an “International Underlying Fund,” and together, the “International Underlying Funds”), depending on a number of factors, including, but not limited to, asset growth in the Underlying Fund, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets for an Underlying Fund. Although the Advisor does not intend to purchase securities not associated with an Approved Market, an Underlying Fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Underlying Fund from time to time. Also, an Underlying Fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

The International Underlying Funds invest in securities of Approved Markets (as identified above) listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), or other types of depositary receipts (including nonvoting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. An International Underlying Fund will consider for purchase securities that are associated with an Approved Market (“Approved Market Securities”) under the following criteria. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in the International Underlying Fund’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. The International Underlying Funds also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

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DFA One-Year Fixed Income Portfolio—The DFA One-Year Fixed Income Portfolio (the “One-Year Portfolio”) seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk by generally investing in a universe of high quality fixed income securities that typically mature in one year or less from the date of settlement. The Portfolio may, however, take a large position in securities maturing within two years from the date of settlement when higher yields are available. The One-Year Portfolio invests in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the U.S., foreign government and agency obligations, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, money market funds and obligations of supranational organizations. The fixed income securities in which the One-Year Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody's). As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities and maintain a weighted average effective maturity that will not exceed one year. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. The Portfolio principally invests in certificates of deposit, commercial paper, bankers’ acceptances, notes and bonds. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The One-Year Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DFA Inflation-Protected Securities Portfolio—The DFA Inflation-Protected Securities Portfolio (the “Inflation-Protected Portfolio”) seeks its investment objective by investing in a universe of inflation-protected securities that are structured to provide returns linked to the rate of inflation over the long-term. The Portfolio ordinarily invests in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities and the credit quality of such inflation-protected securities will be that of such applicable U.S. government, agency or instrumentality issuer.

As a non-fundamental policy, under normal circumstances, the Inflation-Protected Portfolio will invest at least 80% of its net assets in inflation-protected securities. Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

Generally, the Inflation-Protected Portfolio will purchase inflation-protected securities with maturities between five and twenty years from the date of settlement, although at times, the Portfolio may purchase securities outside of this range. Under normal circumstances, when determining its duration, the Portfolio will consider a weighted average duration similar to the Bloomberg U.S. TIPS Index, which was approximately 6.50 years as of December 31, 2025. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Inflation-Protected Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of U.S. government agencies and instrumentalities. The Portfolio may also invest in money market funds. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements.

The Inflation-Protected Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

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DESCRIPTION OF INVESTMENTS OF THE FIXED INCOME UNDERLYING FUNDS

The following is a description of the categories of investments that may be acquired by the Fixed Income Underlying Funds. Deviations from these categories may occur due to holdings in securities received in connection with corporate actions or issuer-driven events.

Categories:
One-Year Portfolio	1-11
Inflation-Protected Portfolio	1,2,6,11

1.  U.S. Government Obligations—Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market, such as mortgage TBAs.

3. Corporate Debt Obligations—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which are rated Aaa to Aa3 by Moody’s, or AAA to AA- by S&P or Fitch, or an equivalent rating assigned by another nationally recognized statistical rating organization (“NRSRO”), or if there is no rating for the debt security, they are determined by the Advisor to be of comparable quality.

4.  Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as  certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will be acquired only from banks having assets in excess of $1,000,000,000.

5. Commercial Paper—Rated, at the time of purchase, A1+ or A1 by S&P or Prime1 by Moody’s, or F1+ or F1 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or Fitch.

6.  Repurchase Agreements—Instruments through which the Fixed Income Underlying Funds purchase securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or other such counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. Each Fixed Income Underlying Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to a Fixed Income Underlying Fund’s investment restriction on illiquid investments. The Portfolio also will only invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.  Foreign Government and Agency Obligations—Bills, notes, bonds, and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.

8.  Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.

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9. Foreign Issuer Obligations—Debt securities of non-U.S. issuers rated AAA to AA- by S&P or Fitch, Aaa to Aa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, securities that have been determined by the Advisor to be of comparable quality.

10.  Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.  Money Market Funds—The Fixed Income Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds. Investments in money market funds may involve a duplication of certain fees and expenses.

The categories of fixed income securities that may be acquired by the Fixed Income Underlying Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR) or the Treasury bill rate.

Investors should be aware that the net asset values of the Fixed Income Underlying Funds may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

The investment performance of the Portfolio is affected by the investment performance of the Underlying Funds in which the Portfolio invests. The Portfolio also indirectly pays its proportionate share of the expenses of the Underlying Funds in which it invests. The ability of the Portfolio to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of the Portfolio’s assets among the Underlying Funds. Through its investments in the Underlying Funds, the Portfolio is subject to the risks of the Underlying Funds’ investments. The following is a description of principal risks of the Portfolio and its Underlying Funds.

Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a fund has invested in, the fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by Taiwan’s political and economic relationship with China. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes and defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

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Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries, or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses.

Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. On December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position, which could adversely affect a fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Certain investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as a fund, will only own stock in a shell company rather than

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directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure generally, or with respect to certain industries. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a fund's returns and net asset value.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact a fund’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk: Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, a fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk

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that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when a fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Emerging Markets Risk: Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy; (vi) higher degree of corruption and fraud; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; and (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries. Similar to foreign issuers, emerging market issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available, reliable and current financial and other information about such issuers, comparable to U.S. issuers. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the

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economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which it invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of the fund of funds. Through its investments in underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by the fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to the fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

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Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.To the extent that the Portfolio holds securities directly and lends those securities, it will be also subject to the foregoing risks with respect to its loaned securities.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and

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mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

The Portfolio and Underlying Funds are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolio and Underlying Funds described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolio and Underlying Funds.

Securities Loans

The Portfolio (to the extent it holds securities directly) and the Underlying Funds are authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While the Portfolio or Underlying Funds may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio or Underlying Funds. The value of securities loaned may not exceed 33 1/3% of the value of the Portfolio’s or Underlying Fund's total assets, which includes the value of collateral received. To the extent the Portfolio or an Underlying Fund loans a portion of its securities, the Portfolio or an Underlying Fund will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, the Portfolio or Underlying Funds will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. The Portfolio and Underlying Funds also may invest the cash collateral received for loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, the Portfolio or Underlying Funds will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest, or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolio’s or Underlying Funds' Statements of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. The Portfolio or Underlying Funds will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio or Underlying Funds knows that a material event will occur. In the event of the bankruptcy of a borrower, the Portfolio or Underlying Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “PRINCIPAL RISKS—Securities Lending Risk” for a discussion of the risks related to securities lending.

Management of the Portfolio

The Advisor serves as investment advisor to the Portfolio and each Underlying Fund. The Portfolio and each Underlying Fund are managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

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The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolio and each Underlying Fund are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolio and each Underlying Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. The individuals named in the Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the Portfolio since inception (2015).

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the Portfolio since inception (2015).

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the Portfolio since inception (2015).

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the Portfolio since inception (2015).

Ms. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Advisor in 2012, has been a portfolio manager since 2014, and has been responsible for the Portfolio since 2017.

Mr. Bhagwanjee is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Bhagwanjee holds an MBA from the University of Chicago Booth School of Business and a BS from Purdue University. Mr. Bhagwanjee joined the Advisor in 2014, has been a portfolio manager since 2017, and has been responsible for the Portfolio since 2020.

The Portfolio’s SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Portfolio’s shares.

The Advisor, and with respect to the sub-advised Underlying Funds, Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), provide the Underlying Funds with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to the Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors (the “Board”) approving the Investment Management Agreement with respect to the Portfolio is available in the semi-annual Form N-CSR report for the Portfolio for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional

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Holdings Inc., a Delaware corporation. The Advisor controls DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested directors, fees and expenses of disinterested directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/ proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Expense Assumption Agreement for certain portfolios of the Fund, including the Portfolio in this Prospectus. Expenses allocable to a particular portfolio are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are to be borne by each portfolio or class of a portfolio of the Fund on the basis of its relative net assets.

MANAGEMENT FEES

The Portfolio does not pay a management fee to the Advisor for the services provided by the Advisor to the Portfolio. As a shareholder of the Underlying Funds, the Portfolio pays its proportionate share of the management fees paid to the Advisor by the Underlying Funds.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of the Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for the Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling the Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to the Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set the Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of the Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with the Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate the Portfolio’s assets among multiple

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Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of the Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of the Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Expense Assumption Agreement (the “Expense Assumption Agreement”) for the Retirement Income Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.06% of the average net assets of the Institutional class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). The Expense Assumption Agreement for the Retirement Income Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount that was in place when such prior year expenses were assumed, and the current Expense Limitation Amount in place for the Portfolio. The Portfolio is not obligated to reimburse the Advisor for expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. The Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the ”Code”). As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of the Portfolio are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of the Portfolio’s normal investment activities and cash flows. During a time of economic volatility, the Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. The Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, the Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition,

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the Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. Dividends and distributions paid to a qualified, tax-advantaged retirement plan, such as a 401(k) plan, accumulate free of federal income taxes. In addition, the sale or redemption by a tax-advantaged retirement plan of the Portfolio’s shares will not be subject to federal income taxes. However, the beneficiaries of such tax-advantaged retirement plans may be taxed later upon withdrawal of monies from their accounts. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 ½. Also, unless otherwise indicated, the discussion below with respect to the Portfolio includes its pro rata share of the dividends and distributions paid by an Underlying Fund.

In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by the Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by the Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If the Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two portfolios. Any loss incurred on the sale or exchange of the Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares purchased or acquired. Cost basis will be calculated using the Portfolio’s default method of average cost, unless you instruct the Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

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Backup Withholding. By law, the Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). The Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of the Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. To the extent an Underlying Fund invests in U.S. Government obligations, distributions derived from interest on these obligations and paid to the Portfolio and, in turn, to shareholders are unlikely to be exempt from state and local income tax.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Portfolio from net long-term capital gains, if any, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by the Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), the Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase shares of the Portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167. Investors that invest through a financial intermediary (including a sponsor of a Retirement Plan) should contact such intermediary with regard to purchase instructions. The Portfolio generally is available to defined contribution plans and other similar group benefit plans that are exempt from taxation under the Code and employer sponsored non-qualified deferred compensation plans (“Retirement Plans”). In addition to Retirement Plans, the Portfolio is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. The Portfolio generally is available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must

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have a U.S. address of record. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, the Portfolio may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio (or Underlying Funds) or otherwise represented in their portfolios as described in this Prospectus or as otherwise consistent with the Fund’s policies or procedures or in exchange for local currencies in which such securities of the International Equity Underlying Funds or Fixed Income Underlying Funds are denominated. Securities and local currencies accepted by the Fund for exchange and shares of the Portfolio to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the Portfolio with local currencies should first contact the Advisor.

The Fund will not accept securities in exchange for shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued (or in its Underlying Funds) and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any

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such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio or Underlying Fund, may not exceed 5% of the net assets of the Portfolio or Underlying Fund immediately after the transaction.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

The Portfolio is designed for long-term investors (except as described below) and is not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolio, including but not limited to market timing. Excessive short-term trading into and out of the Portfolio can disrupt portfolio management strategies, harm performance and increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

In addition, certain portfolios may be more susceptible to the risks of short-term trading than other portfolios. The nature of the holdings of the International Equity Underlying Funds may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the Portfolio’s or Underlying Fund’s holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market timing”). Such delays may occur because the Portfolio or its International Equity Underlying Fund, if applicable, have significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Portfolio and/or the International Equity Underlying Funds calculate their net asset values. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the International Equity Underlying Fund calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of the Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring and purchase blocking procedures; and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolio from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to the Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in the Portfolio, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in the Portfolio in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in that Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

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Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as fund of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in Portfolio shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of shares of the Portfolio (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolio’s shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which the Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio/Underlying Fund and the redemption is consistent with the interests of the remaining shareholders of the Portfolio/ Underlying Fund.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in the Portfolio through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described

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above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolio and Underlying Funds. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolio’s securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short term trading activity in the Portfolio may occur. The Portfolio and Underlying Funds do not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The following discussion applies to the Portfolio and its Underlying Funds. The value of the shares of the Portfolio will fluctuate in relation to the investment experience of the Underlying Funds in which the Portfolio invests. The net asset value of the Portfolio is generally calculated on days that the NYSE is open for trading. The net asset value per share of the Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the Portfolio’s investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio. The Portfolio generally accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolio will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolio (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolio values the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

The value of the securities and other assets of the Portfolio for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

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Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by the Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent that the Portfolio holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to fair value pricing procedures approved by the Board than would a fund that holds a smaller number of securities.

As of the date of this Prospectus, the Portfolio will also fair value the foreign equity securities held by the Portfolio in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally 4:00 p.m. ET) and the time that the net asset value of the Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Portfolio prices its shares at the close of the NYSE, the Portfolio will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Portfolio’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Portfolio utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Portfolio uses fair value pricing, the values assigned to the Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Advisor monitors the operation of the method used to fair value price the Portfolio’s foreign investments.

Because the Portfolio may own securities that are primarily traded in foreign markets which may trade on days when the Portfolio does not price their shares, the net asset values of the Portfolios may change on days when shareholders will not be able to purchase or redeem shares. The Portfolio generally calculate its net asset values per share and accept purchase and redemption orders on days that the NYSE is open for trading.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolio is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” shares of the Portfolio will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolio’s shares from investors. With respect to such investors, the shares of the Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or a Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Portfolio arising out of such cancellation. The Fund

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reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

When authorized by the Fund, certain financial institutions purchasing the Portfolio’s shares on behalf of customers or plan participants may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the Fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the Fund if payment is not received or delayed.

Exchange of Shares

Investors may exchange shares of the Retirement Income Portfolio for shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange, and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if the shares of the Portfolio being acquired are registered in the investor’s state of residence.

Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem shares of the Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolio through a financial intermediary (including a sponsor of a Retirement Plan) should contact their financial intermediary regarding redemption procedures. The Portfolio will redeem shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized

32

signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, the Portfolio may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for shares are not issued.

For redemption proceeds that are paid directly to a shareholder by the Portfolio, the Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to a shareholder, the Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of the Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. The Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, the Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, the Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of the Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

The Fund reserves the right to redeem an account if the value of the shares in the Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days before the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the shares in the account for the Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

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Disclosure of Portfolio Holdings

The Portfolio and each Underlying Fund generally will disclose up to 25 of their largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio or Underlying Fund, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. The Portfolio and each Underlying Fund also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolio’s and Underlying Funds' policies and procedures. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolio and each Underlying Fund.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolio may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolio will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand the Portfolio’s financial performance for the past five years or, if shorter, the period of the Portfolio’s operations as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s annual financial statements, are included in the Fund’s Form N-CSR filed with the SEC. Further information about the Portfolio’s performance is contained in the annual report, which is available upon request.

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DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$11.51	$10.61	$10.57	$12.24	$11.36
Income from Investment Operations#
Net Investment Income (Loss)	0.37	0.38	0.30	0.51	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	0.59	0.90	0.06	(1.67)	0.89
Total from Investment Operations	0.96	1.28	0.36	(1.16)	1.20
Less Distributions:
Net Investment Income	(0.36)	(0.38)	(0.29)	(0.48)	(0.28)
Net Realized Gains	—	—	(0.03)	(0.03)	(0.04)
Total Distributions	(0.36)	(0.38)	(0.32)	(0.51)	(0.32)
Net Asset Value, End of Year	$12.11	$11.51	$10.61	$10.57	$12.24
Total Return	8.48%	12.17%	3.39%	(9.59%)	10.60%
Net Assets, End of Year (thousands)	$69,893	$45,658	$69,796	$87,883	$72,386
Ratio of Expenses to Average Net Assets ‡^	0.18%	0.18%	0.19%	0.19%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.27%	0.22%	0.22%	0.19%	0.25%
Ratio of Net Investment Income to Average Net Assets	3.19%	3.42%	2.75%	4.43%	2.59%
Portfolio Turnover Rate	20%	16%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.12%	0.12%	0.13%	0.13%	0.14%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

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Other Available Information

You can find more information about the Fund and the Portfolio in the Portfolio’s SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolio’s investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

In Form N-CSR, you will find the Portfolio’s annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolio on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc. —Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-015 00322183

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

Dimensional 2015 Target Date Retirement Income Fund (DRIQX)

Dimensional 2020 Target Date Retirement Income Fund (DRIRX)

Dimensional 2025 Target Date Retirement Income Fund (DRIUX)

This Prospectus describes the Institutional Class shares of the funds which: Are for long-term investors. Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dimensional 2015 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2015 Target Date Retirement Income Fund (the “2015 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.15%
Acquired Fund Fees & Expenses	0.12%
Total Annual Fund Operating Expenses	0.27%
Expense Reimbursement[1]	0.09%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.18%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed in certain instances to assume certain expenses of the Portfolio. The Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any expenses previously assumed up to thirty-six months after such expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$78	$143	$334

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in

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Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its investment portfolio.

Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. The 2015 Target Date Portfolio is designed for an investor currently in retirement. To achieve its investment objective, the Portfolio allocates its assets to other mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors that retired in or within a few years of 2015 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2030 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement in the years beyond the retirement target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the Portfolio has a target allocation of 15% to 35% to equity Underlying Funds and a target allocation of approximately 65% to 85% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the 2015 Target Date Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The 2015 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate exposure. Also, the Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

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Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

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Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P Global Ratings ("S&P") or Fitch Ratings Ltd. ("Fitch") or Ba1 or below by Moody's Ratings ("Moody's").

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which

4

represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

5

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

2015 Target Date Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
8.25% 2020, Q2	-9.55% 2022, Q2

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
2015 Target Date Portfolio
Return Before Taxes	10.32%	3.31%	5.58%
Return After Taxes on Distributions	8.23%	1.40%	4.13%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.73%	1.88%	3.88%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[1]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

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clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional 2020 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2020 Target Date Retirement Income Fund (the “2020 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.07%
Acquired Fund Fees & Expenses	0.12%
Total Annual Fund Operating Expenses	0.19%
Expense Reimbursement[1]	0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.18%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed in certain instances to assume certain expenses of the Portfolio. The Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any expenses previously assumed up to thirty-six months after such expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$60	$106	$242

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in

9

Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 5% of the average value of its investment portfolio.

Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. The 2020 Target Date Portfolio is designed for an investor currently in retirement. To achieve its investment objective, the Portfolio allocates its assets to other mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors that retired in or within a few years of 2020 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2035 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement in the years beyond the retirement target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the 2020 Target Date Portfolio has a target allocation of 15% to 35% to equity Underlying Funds and a target allocation of approximately 65% to 85% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The 2020 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate exposure. Also, the Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

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Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

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Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which

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represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

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Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

2020 Target Date Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
8.41% 2020, Q2	-10.99% 2022, Q2

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
2020 Target Date Portfolio
Return Before Taxes	9.99%	2.34%	5.60%
Return After Taxes on Distributions	7.90%	0.40%	4.13%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.46%	1.13%	3.91%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[1]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

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clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional 2025 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2025 Target Date Retirement Income Fund (the “2025 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.12%
Total Annual Fund Operating Expenses	0.16%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 15% of the average value of its investment portfolio.

Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve its investment objective, the 2025 Target Date Portfolio allocates its assets to other

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mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2040 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as an investor gets closer to the target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the 2025 Target Date Portfolio has a target allocation of 15% to 35% to equity Underlying Funds and a target allocation of approximately 65% to 85% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The 2025 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities or to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Underlying Fund’s total return. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. Also, the Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions

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regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have

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higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

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Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

2025 Target Date Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025
Highest Quarter	Lowest Quarter
10.45% 2020, Q2	-13.19% 2022, Q2

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
2025 Target Date Portfolio
Return Before Taxes	9.45%	1.70%	5.89%
Return After Taxes on Distributions	7.43%	-0.29%	4.40%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.01%	0.66%	4.18%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[1]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

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clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objectives and Policies

DFA Investment Dimensions Group Inc. (“DFAIDG”) offers a variety of investment portfolios. Each of the investment company’s portfolios has its own investment objective and is the equivalent of a separate mutual fund. Institutional Class shares of Dimensional 2015 Target Date Retirement Income Fund, Dimensional 2020 Target Date Retirement Income Fund and Dimensional 2025 Target Date Retirement Income Fund (each a “Portfolio” and together, the “Portfolios”) are offered in this Prospectus. Each Portfolio is designed for long-term investors.

The investment objective of each Portfolio is to seek to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

The Portfolios are designed to make it easier for investors, whose retirement date is at or around a fund’s stated target date as indicated by the Portfolio’s name, to hold a diversified portfolio of global equity and fixed income assets that is rebalanced automatically over time based on an asset allocation strategy designed by the Advisor.

An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government entity. As with any investment, there is the risk that you will lose money, including at and after the target date. The Portfolios do not provide guaranteed income or payouts, nor can they ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Portfolio’s name. Investment in a Portfolio does not eliminate the need for you to decide, before investing and from time to time thereafter, whether the Portfolio fits your financial situation. Even if you plan to retire in a specific year, you may decide, based on your investment objectives, tolerance for risk, other savings plans, and other assets, that another Portfolio within the fund family is more appropriate for you.

Each Portfolio is a “fund of funds” that seeks to achieve its investment objective by primarily investing in other funds managed by the Advisor. The portfolios of DFAIDG and Dimensional Investment Group Inc. (“DIG,” which is collectively referred to herein with DFAIDG as the "Fund”) in which the Portfolios may invest (the "Underlying Funds”) include:

Domestic Equity Underlying Funds—U.S. Large Company Portfolio and U.S. Core Equity 1 Portfolio

International Equity Underlying Funds—Large Cap International Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio

Fixed Income Underlying Funds—DFA One-Year Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio and DFA LTIP Portfolio

The Advisor allocates each Portfolio’s assets among the Underlying Funds based on its investment objectives and policies. The Advisor may change the selection of Underlying Funds or the allocation to the Underlying Funds at any time without notice to investors.

In attempting to respond to adverse market, economic, political, or other conditions, a Portfolio or an Underlying Fund may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s or Underlying Fund’s principal investment strategies. In these circumstances, the Portfolio or Underlying Fund may be unable to achieve its investment objective.

ASSET ALLOCATION STRATEGY

The Portfolios offer investors access to a single fund whose asset allocation changes over time based on a glide path designed by the Advisor. The glide path is intended to guide the Portfolios’ asset allocations towards becoming more conservative as investors reach retirement and beyond. The target date identified in each Portfolio’s name represents the approximate year an investor in the Portfolio retired. Under normal circumstances, each Portfolio will seek to achieve an asset allocation consistent with the Portfolio’s position on the asset allocation glide path (described below), by investing in Underlying Funds representing various asset classes. Over time, a Portfolio’s allocation to Underlying Funds in the various asset classes will change based on the asset allocation glide path and the relative performance of the Underlying Funds. Each Portfolio will invest in an allocation of Domestic Equity

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Underlying Funds and International Equity Underlying Funds (together, the “Global Equity Underlying Funds”) in combination with Fixed Income Underlying Funds and is expected to change its allocation over time to have a lower allocation to Global Equity Underlying Funds and a higher allocation to Fixed Income Underlying Funds as it moves beyond the target date, ultimately reaching a final static allocation approximately 15 years after the target date (also known as the “landing point”).

Each Portfolio described in this Prospectus will allocate 15% to 35% of its assets to Global Equity Underlying Funds and 65% to 85% of its assets to Fixed Income Underlying Funds until 15 years past retirement when the Portfolio is expected to reach its final static asset allocation (also known as the “landing point”) of 15% to 25% of its assets allocated to Global Equity Underlying Funds and 75% to 85% of its assets allocated to Fixed Income Underlying Funds. The Fixed Income Underlying Funds utilized by each Portfolio described in this Prospectus will invest primarily in long- and intermediate-term TIPS and ultra short-term obligations. When a Portfolio reaches the landing point (in 2030 for the 2015 Target Date Portfolio, 2035 for the 2020 Target Date Portfolio and in 2040 for the 2025 Target Date Portfolio), it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As each Portfolio nears its landing point, the duration of a Portfolio’s TIPS exposure is expected to shorten and the Portfolio is expected to increase allocations to Fixed Income Underlying Funds that invest in ultra short-term obligations, the valuation of which are generally less impacted by expectations regarding inflation.

The asset allocation glide path was designed with an average investor in mind and may or may not provide the asset allocation that is suited for individual investor preferences. If an investor wanted to take on more or less equity risk, for example, the investor could do so by selecting a Portfolio with a target date later (i.e., more risk) or earlier (i.e., less risk) than the investor’s retirement date or by allocating assets to other investments.

INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Underlying Funds.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

INVESTMENTS IN UNDERLYING FUNDS

Investment Strategies of the Underlying Funds

U.S. Large Company Portfolio—The U.S. Large Company Portfolio generally invests in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. The S&P 500® Index comprises a broad and diverse group of stocks. For the U.S. Large Company Portfolio, the Advisor considers the stocks that comprise the S&P 500® Index to be those of large companies. Under normal market conditions, at least 95% of the U.S. Large Company Portfolio’s net assets will be invested in the stocks that comprise the S&P 500® Index. As a non-fundamental policy, under normal circumstances, the U.S. Large Company Portfolio will invest at least 80% of its net assets in securities of large U.S. companies.

Ordinarily, portfolio companies will not be sold except to reflect additions or deletions of the companies that comprise the S&P 500® Index, including as a result of mergers, reorganizations and similar transactions and, to the

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extent necessary, to provide cash to pay redemptions of the U.S. Large Company Portfolio’s shares. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the U.S. Large Company Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index.

The U.S. Large Company Portfolio intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the S&P 500® Index is diversified. The Portfolio may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. Should the Portfolio become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Portfolio crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.

About the S&P 500® Index: The Standard & Poor’s 500 Composite Stock Price Index® is market capitalization weighted (adjusted for free float). Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall. For information concerning S&P Global Ratings, a division of The McGraw Hill Companies (“S&P”), and disclaimers of S&P with respect to the U.S. Large Company Portfolio, see “Standard & Poor’s—Information and Disclaimers” in the Portfolio’s SAI.

U.S. Core Equity 1 Portfolio—The investment objective of the U.S. Core Equity 1 Portfolio is to achieve long-term capital appreciation. The Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 1 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Core Equity 1 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

Large Cap International Portfolio—The Large Cap International Portfolio is designed to purchase securities of large non-U.S. companies in countries or regions designated by the Advisor as an approved market for investment. The Advisor may consider a company’s size, relative price, and/or profitability relative to other eligible companies when making investment decisions for the Large Cap International Portfolio. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change

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from time to time. The Advisor will seek to set country weights based on the relative adjusted market capitalizations of eligible large companies within each eligible country.

The Large Cap International Portfolio intends to purchase securities of large non-U.S. companies associated with developed market countries that the Advisor has designated as approved markets. The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Portfolio invests. Based on market capitalization data as of December 31, 2025, for the Large Cap International Portfolio, the market capitalization of a large company in any country or region in which the Large Cap International Portfolio invests would be $1,852 million or above. This threshold will change due to market conditions. The Large Cap International Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the Large Cap International Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum or short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

International Core Equity 2 Portfolio—The investment objective of the International Core Equity 2 Portfolio is to achieve long-term capital appreciation. The International Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with developed markets that have been authorized for investment by the Advisor’s Investment Committee (the “International Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the International Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The International Core Equity 2 Portfolio intends to purchase securities of companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization.

The International Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the International Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

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Emerging Markets Core Equity 2 Portfolio—The investment objective of the Emerging Markets Core Equity 2 Portfolio is to achieve long-term capital appreciation. The Emerging Markets Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The Emerging Markets Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the Emerging Markets Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Emerging Markets Core Equity 2 Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together “Stock Connect”) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

Approved Markets for International Underlying Funds.

As of the date of this Prospectus, the International Core Equity 2 Portfolio and Large Cap International Portfolio may invest in the stocks of companies associated with the following countries designated by the Advisor as Approved Markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Emerging Markets Core Equity 2 Portfolio, as of the date of this Prospectus, may invest in the following emerging markets countries that are designated by the Advisor as Approved Markets: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, the Philippines, Peru, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates. The Advisor will determine, in its discretion, when and whether to invest in countries that have been authorized as Approved Markets for the International Core Equity 2 Portfolio, Large Cap International Portfolio, and Emerging Markets Core Equity 2 Portfolio (each an “International Underlying Fund,” and together, the “International Underlying Funds”), depending on a number of factors, including, but not limited to, asset growth in the Underlying Fund, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets for an Underlying Fund. Although the Advisor does not intend to purchase securities not associated with an Approved Market, an Underlying Fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Underlying Fund from time to time. Also, an Underlying Fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had

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been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

The International Underlying Funds invest in securities of Approved Markets (as identified above) listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), or other types of depositary receipts (including nonvoting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. An International Underlying Fund will consider for purchase securities that are associated with an Approved Market (“Approved Market Securities”) under the following criteria. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in the International Underlying Fund’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. The International Underlying Funds also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

DFA One-Year Fixed Income Portfolio—The DFA One-Year Fixed Income Portfolio (the “One-Year Portfolio”) seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk by generally investing in a universe of high quality fixed income securities that typically mature in one year or less from the date of settlement. The Portfolio may, however, take a large position in securities maturing within two years from the date of settlement when higher yields are available. The One-Year Portfolio invests in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the U.S., foreign government and agency obligations, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, money market funds and obligations of supranational organizations. The fixed income securities in which the One-Year Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody's). As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities and maintain a weighted average effective maturity that will not exceed one year. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. The Portfolio principally invests in certificates of deposit, commercial paper, bankers’ acceptances, notes and bonds. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The One-Year Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DFA Inflation-Protected Securities Portfolio—The DFA Inflation-Protected Securities Portfolio (the “Inflation-Protected Portfolio”) seeks its investment objective by investing in a universe of inflation-protected securities that are structured to provide returns linked to the rate of inflation over the long-term. The Portfolio ordinarily invests in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities and the credit quality of such inflation-protected securities will be that of such applicable U.S. government, agency or instrumentality issuer.

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As a non-fundamental policy, under normal circumstances, the Inflation-Protected Portfolio will invest at least 80% of its net assets in inflation-protected securities. Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

Generally, the Inflation-Protected Portfolio will purchase inflation-protected securities with maturities between five and twenty years from the date of settlement, although at times, the Portfolio may purchase securities outside of this range. Under normal circumstances, when determining its duration, the Portfolio will consider a weighted average duration similar to the Bloomberg U.S. TIPS Index, which was approximately 6.50 years as of December 31, 2025. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Inflation-Protected Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of U.S. government agencies and instrumentalities. The Portfolio may also invest in money market funds. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements.

The Inflation-Protected Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DFA LTIP Portfolio—The DFA LTIP Portfolio seeks its investment objective by generally investing in a universe of long-term fixed income securities structured to provide protection against inflation. The DFA LTIP Portfolio may invest in inflation-protected securities issued by the U.S. Government and its agencies and instrumentalities. The DFA LTIP Portfolio also may invest in inflation-protected securities of other investment grade issuers (e.g., rated AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody's) including foreign governments and U.S. and non-U.S. corporations. The fixed income securities in which the DFA LTIP Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody’s).

Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

Generally, the DFA LTIP Portfolio will purchase long-term fixed income securities with maturities greater than ten years from the date of settlement, although at times, the DFA LTIP Portfolio may purchase securities with shorter maturities. The DFA LTIP Portfolio ordinarily will have a weighted average effective maturity, based upon market values, of greater than ten years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. The DFA LTIP Portfolio also may invest in securities issued by the U.S. Government and its agencies and instrumentalities and other investment grade issuers that do not provide inflation protection while attempting to protect for inflation by engaging in swaps, futures or other derivatives to hedge against the inflation risk associated with such securities. As a non-fundamental policy, under normal circumstances, at least 80% of the DFA LTIP Portfolio’s net assets will be invested in fixed income securities.

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DESCRIPTION OF INVESTMENTS OF THE FIXED INCOME UNDERLYING FUNDS

The following is a description of the categories of investments that may be acquired by the Fixed Income Underlying Funds. Deviations from these categories may occur due to holdings in securities received in connection with corporate actions or issuer-driven events.

Categories:
One-Year Portfolio	1-11
Inflation-Protected Portfolio	1,2,6,11
DFA LTIP Portfolio	1-11

1.  U.S. Government Obligations—Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market, such as mortgage TBAs.

3.    Corporate Debt Obligations—

       (a)   One-Year Portfolio—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which are rated Aaa to Aa3 by Moody’s, or AAA to AA- by S&P or Fitch, or an equivalent rating assigned by another nationally recognized statistical rating organization (“NRSRO”), or if there is no rating for the debt security, they are determined by the Advisor to be of comparable quality.

      (b)   DFA LTIP Portfolio—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which have received an investment grade rating by Moody’s, Fitch or S&P, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

4.  Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will be acquired only from banks having assets in excess of $1,000,000,000.

5.    Commercial Paper—

      (a)    One-Year Portfolio—Rated, at the time of purchase, A1+ or A1 by S&P or Prime1 by Moody’s, or F1+ or F1 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or Fitch.

      (b)    DFA LTIP Portfolio—Rated, at the time of purchase, A1+ to A3 by S&P or Prime1 to Prime3 by Moody’s, or F1+ to F3 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least Baa3 by Moody’s or BBB- by S&P or Fitch.

6.  Repurchase Agreements—Instruments through which the Fixed Income Underlying Funds purchase securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or other such counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. Each Fixed Income Underlying

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Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to a Fixed Income Underlying Fund’s investment restriction on illiquid investments. The Portfolios also will only invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.  Foreign Government and Agency Obligations—Bills, notes, bonds, and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.

8.  Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.

9.    Foreign Issuer Obligations—

      (a)   One-Year Portfolio—Debt securities of non-U.S. issuers rated AAA to AA- by S&P or Fitch, Aaa to Aa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, securities that have been determined by the Advisor to be of comparable quality.

      (b)   DFA LTIP Portfolio—Debt securities of non-U.S. issuers that have received a rating of AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

10.  Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.  Money Market Funds—The Fixed Income Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds. Investments in money market funds may involve a duplication of certain fees and expenses.

The categories of fixed income securities that may be acquired by the Fixed Income Underlying Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR) or the Treasury bill rate.

Investors should be aware that the net asset values of the Fixed Income Underlying Funds may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

The investment performance of each Portfolio is affected by the investment performance of the Underlying Funds in which the Portfolio invests. Each Portfolio also indirectly pays its proportionate share of the expenses of the Underlying Funds in which it invests. The ability of a Portfolio to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of the Portfolio’s assets among the Underlying Funds. Through its investments in Underlying Funds, a Portfolio is subject to the risks of the Underlying Funds’ investments. The following is a description of principal risks of each Portfolio and its Underlying Funds.

Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a fund has invested in, the fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by Taiwan’s political and economic relationship with China. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes and defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries, or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses.

Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. On December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a fund's investments in Stock Connect China A-shares are generally subject

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to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position, which could adversely affect a fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Certain investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as a fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure generally, or with respect to certain industries. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a fund's returns and net asset value.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact a fund’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk: Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, a fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the

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underlying securities at all times and may charge fees for various services. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when a fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Emerging Markets Risk: Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy; (vi) higher degree of corruption and fraud; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; and (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries. Similar to foreign issuers, emerging market issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available, reliable and current financial and other information about such issuers, comparable to U.S. issuers. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have

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smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which it invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of the fund of funds. Through its investments in underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which

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represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by the fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to the fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and

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income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. To the extent that the Portfolio holds securities directly and lends those securities, it will be also subject to the foregoing risks with respect to its loaned securities.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio and Underlying Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios and Underlying Funds described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios and Underlying Funds.

Securities Loans

Each Portfolio, to the extent it holds securities directly, and Underlying Fund is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While each Portfolio or Underlying Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio or Underlying Fund. The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio’s or an Underlying Fund's total assets, which includes the value of collateral received. To the extent a Portfolio or Underlying Fund loans a portion of its securities, the Portfolio or Underlying Fund will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Portfolio and Underlying Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. Each Portfolio and Underlying Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

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In addition, a Portfolio or Underlying Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios’ or Underlying Funds' Statements of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. Each Portfolio and Underlying Fund will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio or Underlying Fund knows that a material event will occur. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “Principal Risks—Securities Lending Risk” for a discussion of the risks related to securities lending.

Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios and Underlying Funds. Pursuant to an Investment Management Agreement with the Fund on behalf of each Portfolio and Underlying Fund, the Advisor is responsible for the management of each of the Portfolio’s and Underlying Fund's assets. Each of the Portfolios and Underlying Funds is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios and Underlying Funds are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolios and Underlying Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the Portfolios since inception (2015).

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the Portfolios since inception (2015).

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the Portfolios since inception (2015).

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the Portfolios since inception (2015).

Ms. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Ms. Phillips holds an MBA from the University of Chicago

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Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Advisor in 2012, has been a portfolio manager since 2014, and has been responsible for the Portfolios since 2017.

Mr. Bhagwanjee is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Bhagwanjee holds an MBA from the University of Chicago Booth School of Business and a BS from Purdue University. Mr. Bhagwanjee joined the Advisor in 2014, has been a portfolio manager since 2017, and has been responsible for the Portfolios since 2020.

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Portfolio shares.

The Advisor, and with respect to the sub-advised Underlying Funds, Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), provide each Underlying Fund with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors of the Fund (the “Board”) approving the Investment Management Agreement with respect to each Portfolio is available in the semi-annual Form N-CSR report for the Portfolios for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested trustees/directors, fees and expenses of disinterested trustees/ directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund, including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and trustees/directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Expense Assumption Agreements for certain portfolios of the Fund, including the Portfolios in this Prospectus. Expenses allocable to a particular portfolio of the Fund are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are borne by each portfolio on the basis of its relative net assets.

MANAGEMENT FEES

Each Portfolio does not pay a management fee to the Advisor for the services provided by the Advisor to the Portfolio. As a shareholder of the Underlying Funds, each Portfolio pays its proportionate share of the management fees paid to the Advisor by the Underlying Funds.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an

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indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of a Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for a Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling a Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to a Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to a Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set a Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of a Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with a Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of each Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of each Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Expense Assumption Agreement (the “Expense Assumption Agreement”) for each Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.06% of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). The Expense Assumption Agreement for each Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Board prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount that was in place when such prior year expenses were assumed, and the current Expense Limitation Amount in place for the Portfolio. A Portfolio is not obligated to reimburse the Advisor for expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of a Portfolio are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

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Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. Dividends and distributions paid to a qualified, tax-advantaged retirement plan, such as a 401(k) plan, accumulate free of federal income taxes. In addition, the sale or redemption by a tax-advantaged retirement plan of a Portfolio’s shares will not be subject to federal income taxes. However, the beneficiaries of such tax-advantaged retirement plans may be taxed later upon withdrawal of monies from their accounts. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Also, unless otherwise indicated, the discussion below with respect to a Portfolio includes its pro rata share of the dividends and distributions paid by an Underlying Fund.

In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by a Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of a Portfolio’s shares, held for six months

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or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

A Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. To the extent an Underlying Fund invests in U.S. Government obligations, distributions derived from interest on these obligations and paid to its corresponding Portfolio and, in turn, to shareholders are unlikely to be exempt from state and local income tax.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

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This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of the Portfolios by first contacting the Portfolios’ transfer agent at (888) 576-1167. Investors that invest through a financial intermediary (including a sponsor of a Retirement Plan) should contact such intermediary with regard to purchase instructions. The Portfolios generally are available to defined contribution plans and other similar group benefit plans that are exempt from taxation under the Code and employer sponsored non-qualified deferred compensation plans (“Retirement Plans”). In addition to Retirement Plans, the Portfolios are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. The Portfolios generally are available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, Portfolios may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed

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directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios (or Underlying Funds) or otherwise represented in their portfolios as described in this Prospectus or as otherwise consistent with the Fund’s policies or procedures or in exchange for local currencies in which such securities of the International Equity Underlying Funds or Fixed Income Underlying Funds are denominated. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the Portfolios with local currencies should first contact the Advisor.

The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued (or in its Underlying Funds) and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio or Underlying Fund, may not exceed 5% of the net assets of the Portfolio or Underlying Fund immediately after the transaction.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy Regarding Excessive Short-Term Trading

The Portfolios are designed for long-term investors (except as described below) and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolios, including but not limited to market timing. Excessive short-term trading into and out of the Portfolios can disrupt portfolio management strategies, harm performance and increase Portfolio expenses for all shareholders, including long term shareholders who do not generate these costs.

In addition, certain Portfolios may be more susceptible to the risks of short-term trading than other Portfolios. The nature of the holdings of the International Equity Underlying Funds may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Portfolio’s or Underlying Fund’s holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market timing”). Such delays may occur because a Portfolio or its International Equity Underlying Funds, if applicable, have significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Portfolio and/or the International Equity Underlying Funds calculate their net asset values. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the International Equity Underlying Fund calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of a Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring and purchase blocking procedures; and (ii) use of fair value pricing.

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The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in the Portfolios, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Portfolio in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in that Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as fund of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in Portfolio shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of shares of the Portfolios (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolios’ shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

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Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio/Underlying Fund and the redemption is consistent with the interests of the remaining shareholders of the Portfolio/Underlying Fund.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in the Portfolios through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolios and Underlying Funds. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolio’s securities.

Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short term trading activity in a Portfolio may occur. The Portfolios and Underlying Funds do not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The following discussion applies to the Portfolios and their Underlying Funds. The value of the shares of the Portfolios will fluctuate in relation to the investment experience of the Underlying Funds in which such Portfolios invest. The net asset value per share of each Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the Portfolio’s investments and other assets, less any liabilities, by the total outstanding shares of the stock of the respective Portfolio. Each Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolios (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolios that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolios value the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

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Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent that a Portfolio holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to fair value pricing procedures approved by the Board than would a fund that holds a smaller number of securities.

As of the date of this Prospectus, the Portfolios holding foreign equity securities will also fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally 4:00 p.m. ET) and the time that the net asset values of the Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Portfolios price their shares at the close of the NYSE, the Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Portfolios use fair value pricing, the values assigned to the Portfolios’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Advisor monitors the operation of the method used to fair value price the Portfolios’ foreign investments.

Because the Portfolios may own securities that are primarily traded in foreign markets which may trade on days when the Portfolios do not price their shares, the net asset values of the Portfolios may change on days when shareholders will not be able to purchase or redeem shares. The Portfolios generally calculate their net asset values per share and accept purchase and redemption orders on days that the NYSE is open for trading.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

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PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” shares of the Portfolio selected will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolios’ shares from investors. With respect to such investors, the shares of a Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by a Portfolio arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to a Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

When authorized by the Fund, certain financial institutions purchasing a Portfolio’s shares on behalf of customers or plan participants may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the Fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the Fund if payment is not received or delayed.

Exchange of Shares

Investors may exchange shares of a Portfolio for shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund or Dimensional Investment Group Inc. that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of a Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if the shares of the Portfolio being acquired are registered in the investor’s state of residence.

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Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem shares of a Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolios through a financial intermediary (including a sponsor of a Retirement Plan) should contact their financial intermediary regarding redemption procedures. Each Portfolio will redeem shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, Portfolios may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for shares are not issued.

For redemption proceeds that are paid directly to a shareholder by a Portfolio, each Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to a shareholder, each Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. Each Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, each Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

With respect to each Portfolio, the Fund reserves the right to redeem an account if the value of the shares in a specific Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for shares

51

redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

Disclosure of Portfolio Holdings

Each Portfolio and Underlying Fund generally will disclose up to its 25 largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio or Underlying Fund, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. Each Portfolio and Underlying Fund also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolios’ or Underlying Funds' policies and procedures. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios and Underlying Funds.

Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund's Form N-CSR filed with the SEC. Further information about each Portfolio’s performance is contained in the annual report, which is available upon request.

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DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional 2015 Target Date Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$11.22	$10.17	$10.31	$13.18	$12.20
Income from Investment Operations#
Net Investment Income (Loss)	0.30	0.31	0.31	0.72	0.47
Net Gains (Losses) on Securities (Realized and Unrealized)	0.75	1.16	(0.14)	(2.55)	1.27
Total from Investment Operations	1.05	1.47	0.17	(1.83)	1.74
Less Distributions:
Net Investment Income	(0.31)	(0.31)	(0.31)	(0.74)	(0.46)
Net Realized Gains	(0.23)	(0.11)	—	(0.30)	(0.30)
Total Distributions	(0.54)	(0.42)	(0.31)	(1.04)	(0.76)
Net Asset Value, End of Year	$11.73	$11.22	$10.17	$10.31	$13.18
Total Return	9.61%	14.61%	1.58%	(14.53%)	14.68%
Net Assets, End of Year (thousands)	$24,099	$27,676	$29,859	$33,536	$45,672
Ratio of Expenses to Average Net Assets ‡^	0.18%	0.17%	0.17%	0.17%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.27%	0.26%	0.24%	0.19%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.67%	2.84%	2.89%	6.02%	3.69%
Portfolio Turnover Rate	8%	12%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.12%	0.11%	0.11%	0.11%	0.12%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

53

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional 2020 Target Date Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$11.17	$9.99	$10.35	$13.80	$12.66
Income from Investment Operations#
Net Investment Income (Loss)	0.32	0.33	0.32	0.76	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	0.64	1.20	(0.29)	(3.01)	1.35
Total from Investment Operations	0.96	1.53	0.03	(2.25)	1.83
Less Distributions:
Net Investment Income	(0.33)	(0.33)	(0.32)	(0.76)	(0.48)
Net Realized Gains	(0.17)	(0.02)	(0.07)	(0.44)	(0.21)
Total Distributions	(0.50)	(0.35)	(0.39)	(1.20)	(0.69)
Net Asset Value, End of Year	$11.63	$11.17	$9.99	$10.35	$13.80
Total Return	8.86%	15.43%	0.18%	(17.18%)	14.83%
Net Assets, End of Year (thousands)	$60,956	$73,420	$85,897	$100,847	$131,477
Ratio of Expenses to Average Net Assets ‡^	0.18%	0.18%	0.19%	0.19%	0.19%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.19%	0.20%	0.20%	0.18%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.88%	3.06%	3.00%	6.20%	3.60%
Portfolio Turnover Rate	5%	7%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.12%	0.12%	0.13%	0.13%	0.13%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

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DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional 2025 Target Date Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$11.29	$10.08	$10.60	$14.79	$13.23
Income from Investment Operations#
Net Investment Income (Loss)	0.35	0.36	0.34	0.74	0.46
Net Gains (Losses) on Securities (Realized and Unrealized)	0.55	1.31	(0.37)	(3.56)	1.88
Total from Investment Operations	0.90	1.67	(0.03)	(2.82)	2.34
Less Distributions:
Net Investment Income	(0.36)	(0.36)	(0.34)	(0.72)	(0.46)
Net Realized Gains	(0.18)	(0.10)	(0.15)	(0.65)	(0.32)
Total Distributions	(0.54)	(0.46)	(0.49)	(1.37)	(0.78)
Net Asset Value, End of Year	$11.65	$11.29	$10.08	$10.60	$14.79
Total Return	8.17%	16.68%	(0.51%)	(20.29%)	18.13%
Net Assets, End of Year (thousands)	$124,145	$147,998	$149,572	$162,613	$184,318
Ratio of Expenses to Average Net Assets ‡^	0.16%	0.16%	0.18%	0.18%	0.19%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.16%	0.16%	0.18%	0.18%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.16%	3.28%	3.12%	5.77%	3.25%
Portfolio Turnover Rate	15%	14%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.12%	0.12%	0.12%	0.13%	0.13%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

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Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’  SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc. —Registration No. 811-3258

Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400
DFA-022826-014 00322182

Prospectus

February 28, 2026

DFA INVESTMENT DIMENSIONS GROUP INC.

Dimensional 2030 Target Date Retirement Income Fund (DRIWX)

Dimensional 2035 Target Date Retirement Income Fund (DRIGX)

Dimensional 2040 Target Date Retirement Income Fund (DRIHX)

Dimensional 2045 Target Date Retirement Income Fund (DRIIX)

Dimensional 2050 Target Date Retirement Income Fund (DRIJX)

Dimensional 2055 Target Date Retirement Income Fund (DRIKX)

Dimensional 2060 Target Date Retirement Income Fund (DRILX)

Dimensional 2065 Target Date Retirement Income Fund (DTDRX)

Dimensional 2070 Target Date Retirement Income Fund (DFARX)

This Prospectus describes the Institutional Class shares of the funds which: Are for long-term investors. Do not charge sales commissions or loads.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Disclosure of Portfolio Holdings	101
Delivery of Shareholder Documents	102
Financial Highlights	102

Dimensional 2030 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2030 Target Date Retirement Income Fund (the “2030 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.13%
Total Annual Fund Operating Expenses	0.16%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 13% of the average value of its investment portfolio.

Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve its investment objective, the 2030 Target Date Portfolio allocates its assets to other

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mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2045 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as an investor gets closer to the target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the 2030 Target Date Portfolio has a target allocation of 30% to 55% to equity Underlying Funds and a target allocation of approximately 45% to 70% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The 2030 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities or to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Underlying Fund’s total return. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. Also, the Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions

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regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have

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higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

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Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

2030 Target Date Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
12.48% 2020, Q2	-14.71% 2022, Q2

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
2030 Target Date Portfolio
Return Before Taxes	10.35%	2.48%	6.69%
Return After Taxes on Distributions	7.94%	0.57%	5.26%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.83%	1.34%	4.91%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[1]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

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clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional 2035 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2035 Target Date Retirement Income Fund (the “2035 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.14%
Total Annual Fund Operating Expenses	0.17%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its investment portfolio.

Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve its investment objective, the 2035 Target Date Portfolio allocates its assets to other

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mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2050 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as an investor gets closer to the target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the 2035 Target Date Portfolio has a target allocation of 30% to 55% to equity Underlying Funds and a target allocation of approximately 45% to 70% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The 2035 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities or to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Underlying Fund’s total return. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. Also, the Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions

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regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have

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higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

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Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

2035 Target Date Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
14.49% 2020, Q2	-14.75% 2022, Q2

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
2035 Target Date Portfolio
Return Before Taxes	12.10%	4.46%	7.67%
Return After Taxes on Distributions	9.76%	2.86%	6.47%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.93%	2.98%	5.82%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[1]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

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clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional 2040 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2040 Target Date Retirement Income Fund (the “2040 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.15%
Total Annual Fund Operating Expenses	0.18%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 13% of the average value of its investment portfolio.

Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve its investment objective, the 2040 Target Date Portfolio allocates its assets to other

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mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2055 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as an investor gets closer to the target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the 2040 Target Date Portfolio has a target allocation of 60% to 85% to equity Underlying Funds and a target allocation of approximately 15% to 40% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The 2040 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities or to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Underlying Fund’s total return. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. Also, the Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions

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regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have

19

higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P Global Ratings ("S&P") or Fitch Ratings Ltd. ("Fitch") or Ba1 or below by Moody's Ratings ("Moody's")).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

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Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

2040 Target Date Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
16.09% 2020, Q2	-18.31% 2020, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
2040 Target Date Portfolio
Return Before Taxes	14.48%	7.68%	9.23%
Return After Taxes on Distributions	12.72%	6.46%	8.27%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.15%	5.67%	7.25%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[1]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

23

clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional 2045 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2045 Target Date Retirement Income Fund (the “2045 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.02%
Acquired Fund Fees & Expenses	0.16%
Total Annual Fund Operating Expenses	0.18%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its investment portfolio.

Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve its investment objective, the 2045 Target Date Portfolio allocates its assets to other

25

mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2060 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as an investor gets closer to the target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the 2045 Target Date Portfolio has a target allocation of 60% to 85% to equity Underlying Funds and a target allocation of approximately 15% to 40% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The 2045 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities or to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Underlying Fund’s total return. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. Also, the Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions

26

regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have

27

higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

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Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

29

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

2045 Target Date Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025
Highest Quarter	Lowest Quarter
18.61% 2020, Q2	-21.68% 2020, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
2045 Target Date Portfolio
Return Before Taxes	17.17%	10.56%	11.12%
Return After Taxes on Distributions	16.16%	9.63%	10.33%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.52%	8.13%	8.96%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[1]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

31

clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional 2050 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2050 Target Date Retirement Income Fund (the “2050 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.02%
Acquired Fund Fees & Expenses	0.16%
Total Annual Fund Operating Expenses	0.18%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 11% of the average value of its investment portfolio.

Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve its investment objective, the 2050 Target Date Portfolio allocates its assets to other

33

mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2050 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2065 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as an investor gets closer to the target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the 2050 Target Date Portfolio has a target allocation of 75% to 97% to equity Underlying Funds and a target allocation of approximately 3% to 25% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The 2050 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities or to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Underlying Fund’s total return. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. Also, the Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions

34

regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have

35

higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

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Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

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Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

2050 Target Date Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter

19.23% 2020, Q2	-22.39% 2020, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
2050 Target Date Portfolio
Return Before Taxes	19.64%	11.73%	11.81%
Return After Taxes on Distributions	18.84%	10.90%	11.03%
Return After Taxes on Distributions and Sale of Portfolio Shares	12.03%	9.15%	9.57%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[1]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

39

clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional 2055 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2055 Target Date Retirement Income Fund (the “2055 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.16%
Recovery of Previously Assumed Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.21%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed in certain instances to assume certain expenses of the Portfolio. The Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any expenses previously assumed up to thirty-six months after such expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 11% of the average value of its investment portfolio.

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Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve its investment objective, the 2055 Target Date Portfolio allocates its assets to other mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2055 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2070 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as an investor gets closer to the target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the 2055 Target Date Portfolio has a target allocation of 75% to 97% to equity Underlying Funds and a target allocation of approximately 3% to 25% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The 2055 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities or to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Underlying Fund’s total return. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. Also, the Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

42

Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment

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strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by

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selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

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Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

2055 Target Date Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
19.39% 2020, Q2	-22.31% 2020, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
2055 Target Date Portfolio
Return Before Taxes	20.21%	11.84%	11.87%
Return After Taxes on Distributions	19.59%	11.09%	11.17%
Return After Taxes on Distributions and Sale of Portfolio Shares	12.29%	9.26%	9.65%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[1]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

47

clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional 2060 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2060 Target Date Retirement Income Fund (the “2060 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.16%
Recovery of Previously Assumed Expenses[1]	0.02%
Total Annual Fund Operating Expenses	0.22%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed in certain instances to assume certain expenses of the Portfolio. The Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any expenses previously assumed up to thirty-six months after such expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its investment portfolio.

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Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve its investment objective, the 2060 Target Date Portfolio allocates its assets to other mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2060 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2075 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as an investor gets closer to the target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the 2060 Target Date Portfolio has a target allocation of 75% to 97% to equity Underlying Funds and a target allocation of approximately 3% to 25% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The 2060 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities or to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Underlying Fund’s total return. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. Also, the Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

50

Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment

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strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by

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selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

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Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

2060 Target Date Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025

Highest Quarter	Lowest Quarter
19.33% 2020, Q2	-22.36% 2020, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
2060 Target Date Portfolio
Return Before Taxes	20.28%	11.85%	11.87%
Return After Taxes on Distributions	19.66%	11.09%	11.19%
Return After Taxes on Distributions and Sale of Portfolio Shares	12.34%	9.26%	9.67%
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.28%
ICE BofA 1-3 Year Global Government Index (hedged to USD)[1]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.09%
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	3.09%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

1.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2015).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients,

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clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional 2065 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2065 Target Date Retirement Income Fund (the “2065 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	0.11%
Acquired Fund Fees & Expenses	0.16%
Total Annual Fund Operating Expenses	0.27%
Expense Reimbursement[1]	0.05%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.22%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed in certain instances to assume certain expenses of the Portfolio. The Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any expenses previously assumed up to thirty-six months after such expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$82	$147	$338

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in

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Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 21% of the average value of its investment portfolio.

Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve its investment objective, the 2065 Target Date Portfolio allocates its assets to other mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2065 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2080 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as an investor gets closer to the target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the 2065 Target Date Portfolio has a target allocation of 75% to 97% to equity Underlying Funds and a target allocation of approximately 3% to 25% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES.”

The 2065 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities or to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Underlying Fund’s total return. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment.

Also, the 2065 Target Date Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

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Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

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Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which

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represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

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Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of additional indexes with similar investment universes of the Portfolio, or certain portions of the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

2065 Target Date Portfolio Institutional Class Shares —Total Returns

January 2021-December 2025

Highest Quarter	Lowest Quarter

10.41% 2025, Q2	-14.04% 2022, Q2

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Annualized Returns (%) Periods ended December 31, 2025
			Since
	1 Year	5 Years	Inception
2065 Target Date Portfolio
Return Before Taxes	20.19%	11.85%	12.07%	[1]
Return After Taxes on Distributions	19.50%	11.29%	11.44%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	12.24%	9.31%	9.54%	[1]
S&P Global BMI Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	21.96%	10.50%	11.30%	[1]
ICE BofA 1-3 Year Global Government Index (hedged to USD)[2]
(reflects no deduction for fees, expenses or taxes)	4.84%	2.23%	2.23%	[1]
Bloomberg U.S. TIPS Index
(reflects no deduction for fees, expenses or taxes on sales)	7.01%	1.12%	2.63%	[1]
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	1.17%	[1]

1.	Since inception January 2, 2020.
2.

ICE BofA index data copyright 2025 ICE Data Indices, LLC. Prior to July 1, 2022, index returns reflect no deduction for transaction costs. Effective July 1, 2022, index returns include transaction costs (as determined and calculated by the index provider), which may be higher or lower than the actual transaction costs incurred by the Portfolio.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2020).

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders

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that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional 2070 Target Date Retirement Income Fund

Investment Objective

The investment objective of the Dimensional 2070 Target Date Retirement Income Fund (the “2070 Target Date Portfolio” or the “Portfolio”) is to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	None
Other Expenses	88.16%
Acquired Fund Fees & Expenses	0.16%
Total Annual Fund Operating Expenses	88.32%
Expense Reimbursement[1]	88.10%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.22%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed in certain instances to assume certain expenses of the Portfolio. The Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any expenses previously assumed up to thirty-six months after such expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$23	$6,322	$6,497	$6,502

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. The Portfolio does not pay transaction costs when buying and selling shares of other funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”); however, the Underlying Funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the period January

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2, 2025 to October 31, 2025, the Portfolio's portfolio turnover rate was 1% of the average value of its investment portfolio.

Principal Investment Strategies

The Portfolio is a “fund of funds”, which means that the Portfolio generally allocates its assets among other funds managed by Dimensional Fund Advisors LP (the “Advisor”), although it has the ability to invest directly in securities and derivatives. To achieve its investment objective, the 2070 Target Date Portfolio allocates its assets to other mutual funds managed by the Advisor (i.e., the Underlying Funds) according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2070 (the target date) and are planning to withdraw the value of the investment in the Portfolio over many years after the target date. Over time, the Portfolio’s allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds) until reaching the “landing point,” which is 15 years after the target date (i.e., 2085 in the case of the Portfolio), at which time the Portfolio reaches its final static asset allocation. At the final landing point, the Portfolio is expected to reach a final static asset allocation of 15% to 25% of its assets allocated to domestic and international equity Underlying Funds and 75% to 85% of its assets allocated to fixed income Underlying Funds. The asset allocation strategy for the Portfolio reflects the need for reduced equity risk and lower volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as an investor gets closer to the target date. When the Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

As of February 28, 2026, the 2070 Target Date Portfolio has a target allocation of 75% to 97% to equity Underlying Funds and a target allocation of approximately 3% to 25% to fixed income Underlying Funds, which may include exposure through those fixed income Underlying Funds to long-term and intermediate-term U.S. Treasury Inflation-Protected Securities (“TIPS”). As of February 28, 2026, the Portfolio may invest in: (1) domestic equity Underlying Funds that purchase a broad and diverse portfolio of securities of U.S. operating companies; (2) international equity Underlying Funds that purchase a broad and diverse portfolio of securities of companies in developed and emerging markets; and (3) fixed income Underlying Funds that may purchase U.S. and foreign debt securities such as obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, long-, intermediate- and short-term TIPS, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States, obligations of supranational organizations, and inflation-protected securities. The fixed income Underlying Funds primarily invest in securities that are considered investment grade at the time of purchase and which have a range of maturities, including ultra-short, short, intermediate, and long-term. Certain equity Underlying Funds purchase a broad and diverse group of securities of companies with a greater emphasis on smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the universe of securities such Underlying Funds invest in. A summary of the investment strategies and policies of the Underlying Funds in which the Portfolio invests as of the date of this Prospectus is described in the Portfolio’s Prospectus in the section entitled “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE AND POLICIES.”

The 2070 Target Date Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. Certain Underlying Funds may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities, to hedge foreign currency risks, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. Certain Underlying Funds also may enter into swaps to hedge against inflation risk associated with certain securities or to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Underlying Fund’s total return. Certain Underlying Funds also may purchase or sell futures contracts and options on futures contracts, to hedge their interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment.

Also, the 2070 Target Date Portfolio and the Underlying Funds may lend their portfolio securities to generate additional income.

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Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which the fund of funds invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. Through its investments in the underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of a fund of funds. Certain risks of the Underlying Funds’ investments that are principal risks of investing in the Portfolio are described below.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

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Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

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Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by a fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when the fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

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Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

Performance information is not available for the Portfolio because it has not yet completed a full calendar year of operations. Updated performance information for the Portfolio can be obtained in the future by visiting https://www.dimensional.com/us-en/funds.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• Ashish P. Bhagwanjee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2025).

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2025).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2025).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2025).

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2025).

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2025).

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information on Investment Objectives and Policies

DFA Investment Dimensions Group Inc. (“DFAIDG”) offers a variety of investment portfolios. Each of the investment company’s portfolios has its own investment objective and is the equivalent of a separate mutual fund. Institutional Class shares of Dimensional 2030 Target Date Retirement Income Fund, Dimensional 2035 Target Date Retirement Income Fund, Dimensional 2040 Target Date Retirement Income Fund, Dimensional 2045 Target Date Retirement Income Fund, Dimensional 2050 Target Date Retirement Income Fund, Dimensional 2055 Target Date Retirement Income Fund, Dimensional 2060 Target Date Retirement Income Fund, Dimensional 2065 Target Date Retirement Income Fund and Dimensional 2070 Target Date Retirement Income Fund (each a “Portfolio” and together, the “Portfolios”) are offered in this Prospectus. Each Portfolio is designed for long-term investors.

The investment objective of each Portfolio is to seek to provide total return consistent with the Portfolio’s current asset allocation. Total return is composed of income and capital appreciation.

The Portfolios are designed to make it easier for investors, whose retirement date is at or around a fund’s stated target date as indicated by the Portfolio’s name, to hold a diversified portfolio of global equity and fixed income assets that is rebalanced automatically over time based on an asset allocation strategy designed by the Advisor.

An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government entity. As with any investment, there is the risk that you will lose money, including at and after the target date. The Portfolios do not provide guaranteed income or payouts, nor can they ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Portfolio’s name. Investment in a Portfolio does not eliminate the need for you to decide, before investing and from time to time thereafter, whether the Portfolio fits your financial situation. Even if you plan to retire in a specific year, you may decide, based on your investment objectives, tolerance for risk, other savings plans, and other assets, that another Portfolio within the fund family is more appropriate for you.

Each Portfolio is a “fund of funds” that seeks to achieve its investment objective by primarily investing in other funds managed by the Advisor. The portfolios of DFAIDG and Dimensional Investment Group Inc. (“DIG,” which is collectively referred to herein with DFAIDG as the "Fund”) in which the Portfolios may invest (the "Underlying Funds”) include:

Domestic Equity Underlying Funds—U.S. Large Company Portfolio and U.S. Core Equity 1 Portfolio

International Equity Underlying Funds—Large Cap International Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio

Fixed Income Underlying Funds—DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA One-Year Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio and DFA LTIP Portfolio

The Advisor allocates each Portfolio’s assets among the Underlying Funds based on its investment objectives and policies. The Advisor may change the selection of Underlying Funds or the allocation to the Underlying Funds at any time without notice to investors.

In attempting to respond to adverse market, economic, political, or other conditions, a Portfolio or an Underlying Fund may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Portfolio’s or Underlying Fund’s principal investment strategies. In these circumstances, the Portfolio or Underlying Fund may be unable to achieve its investment objective.

ASSET ALLOCATION STRATEGY

As an alternative to investors building their own retirement investment portfolios, the Portfolios offer investors access to a single fund whose asset allocation changes over time based on a glide path designed by the Advisor. The glide path is intended to guide the Portfolios’ asset allocations towards becoming more conservative as investors approach retirement and beyond. The target date identified in each Portfolio’s name represents the approximate year an investor in the Portfolio expects to retire. Under normal circumstances, each Portfolio will seek

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to achieve an asset allocation consistent with the Portfolio’s position on the asset allocation glide path (described below), by investing in Underlying Funds representing various asset classes. Over time, a Portfolio’s allocation to Underlying Funds in the various asset classes will change based on the asset allocation glide path and the relative performance of the Underlying Funds. Each Portfolio will invest in an allocation of Domestic Equity Underlying Funds and International Equity Underlying Funds (together, the “Global Equity Underlying Funds”) in combination with Fixed Income Underlying Funds and is expected to change its allocation over time to have a lower allocation to Global Equity Underlying Funds and a higher allocation to Fixed Income Underlying Funds as it approaches and moves beyond the target date, ultimately reaching a final static allocation approximately 15 years after the target date (also known as the “landing point”).

Closer to the target date, a Portfolio will have a higher allocation to Fixed Income Underlying Funds invested mainly in long- and intermediate-term TIPS. After the target date, a Portfolio will invest primarily in Fixed Income Underlying Funds focused on long- and intermediate-term TIPS and ultra short-term obligations. A Portfolio will allocate 15% to 35% of its assets to Global Equity Underlying Funds and 65% to 85% of its assets to Fixed Income Underlying Funds at the time it reaches its target date. The asset allocation of a Portfolio will continue to evolve after its target date until 15 years past retirement when the Portfolio is expected to reach its final static asset allocation (also known as the “landing point”) of 15% to 25% of its assets allocated to Global Equity Underlying Funds and 75% to 85% of its assets allocated to Fixed Income Underlying Funds. When a Portfolio reaches the landing point, it is expected that the Advisor will recommend that the Board of Directors of the Portfolio approve combining the Portfolio with the Dimensional Retirement Income Fund, another fund managed by the Advisor, which is expected to have approximately the same asset allocation as the Portfolio at that time.

The table below provides additional information on Global Equity Underlying Fund and Fixed Income Underlying Fund allocation ranges based on the expected asset allocation glide path.

	Years From Target Date	Global Equity	Fixed Income
Before	40	75%–97%	3%–25%
	30	75%–97%	3%–25%
	20	60%–85%	15%–40%
	10	30%–55%	45%–70%
0
	(Target date)	15%–35%	65%–85%
After	10	15%–35%	65%–85%
	15*	15%–25%	75%–85%

* The Portfolio is expected to reach its final static asset allocation or landing point.

Below is an illustration of how we expect the Portfolios’ asset allocation to change over time along the glide path intended to guide allocations to the Underlying Funds. The actual asset allocations utilized by each Portfolio may deviate from the allocations illustrated below.

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The Advisor designed the asset allocation glide path to seek to lower the uncertainty regarding the inflation-protected income the Portfolios could support as investors get closer to, or past, retirement. Early on in the investment horizon, a Portfolio is invested in assets that may have more risk and higher expected returns, with the intention that those assets will grow and provide the investor with higher income at retirement. The allocation during these early years is primarily in Equity Underlying Funds. Over time, as a Portfolio gets closer to its target date, the asset allocation glide path is intended to manage inflation-adjusted income risk by increasing the Portfolio’s allocation to Fixed Income Underlying Funds that invest in inflation-protected assets, represented by long-term TIPS. As a Portfolio gets closer to, and past, its target date, the duration of the TIPS portfolio is expected to shorten and the Portfolio is expected to increase allocations to Fixed Income Underlying Funds that invest in ultra short-term obligations, the valuation of which are generally less impacted by expectations regarding inflation.

The asset allocation glide path was designed with an average investor in mind and may or may not provide the asset allocation that is suited for individual investor preferences. If an investor wanted to take on more or less equity risk, for example, the investor could do so by selecting a Portfolio with a target date later (i.e., more risk) or earlier (i.e., less risk) than the investor’s expected retirement date or by allocating assets to other investments.

INVESTMENT TERMS USED IN THE PROSPECTUS

Below are the definitions of some terms that the Advisor uses to describe the investment strategies for certain Underlying Funds.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

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INVESTMENTS IN UNDERLYING FUNDS

Investment Strategies of the Underlying Funds

U.S. Large Company Portfolio—The U.S. Large Company Portfolio generally invests in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. The S&P 500® Index comprises a broad and diverse group of stocks. For the U.S. Large Company Portfolio, the Advisor considers the stocks that comprise the S&P 500® Index to be those of large companies. Under normal market conditions, at least 95% of the U.S. Large Company Portfolio’s net assets will be invested in the stocks that comprise the S&P 500® Index. As a non-fundamental policy, under normal circumstances, the U.S. Large Company Portfolio will invest at least 80% of its net assets in securities of large U.S. companies.

Ordinarily, portfolio companies will not be sold except to reflect additions or deletions of the companies that comprise the S&P 500® Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Portfolio’s shares. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the U.S. Large Company Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index.

The U.S. Large Company Portfolio intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that the S&P 500® Index is diversified. The Portfolio may become “non-diversified” as defined in the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. Should the Portfolio become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act and may invest a greater portion of its assets in securities of a small group of issuers or in any one individual issuer than can a diversified fund. Shareholder approval will not be sought when the Portfolio crosses from diversified to non-diversified status solely due to a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.

About the S&P 500® Index: The Standard & Poor’s 500 Composite Stock Price Index® is market capitalization weighted (adjusted for free float). Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall. For information concerning S&P Global Ratings, a division of The McGraw Hill Companies (“S&P”), and disclaimers of S&P with respect to the U.S. Large Company Portfolio, see “Standard & Poor’s—Information and Disclaimers” in the Portfolio’s SAI.

U.S. Core Equity 1 Portfolio—The investment objective of the U.S. Core Equity 1 Portfolio is to achieve long-term capital appreciation. The Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of U.S. companies (the “U.S. Universe”). The Portfolio invests in companies of all sizes, with moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Portfolio’s moderately increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, U.S. Core Equity 1 Portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The Advisor generally defines a U.S. company as one that is listed and principally traded on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Advisor may also increase or reduce the U.S. Core Equity 1 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a

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company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

Large Cap International Portfolio—The Large Cap International Portfolio is designed to purchase securities of large non-U.S. companies in countries or regions designated by the Advisor as an approved market for investment. The Advisor may consider a company’s size, relative price, and/or profitability relative to other eligible companies when making investment decisions for the Large Cap International Portfolio. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time. The Advisor will seek to set country weights based on the relative adjusted market capitalizations of eligible large companies within each eligible country.

The Large Cap International Portfolio intends to purchase securities of large non-U.S. companies associated with developed market countries that the Advisor has designated as approved markets. The Advisor determines the minimum market capitalization of a large company with respect to each country or region in which the Portfolio invests. Based on market capitalization data as of December 31, 2025, for the Large Cap International Portfolio, the market capitalization of a large company in any country or region in which the Large Cap International Portfolio invests would be $1,852 million or above. This threshold will change due to market conditions. The Large Cap International Portfolio also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the Large Cap International Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum or short-run reversals. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

International Core Equity 2 Portfolio—The investment objective of the International Core Equity 2 Portfolio is to achieve long-term capital appreciation. The International Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities within a market capitalization weighted universe (e.g., the larger the company, the greater the proportion of the universe it represents) of non-U.S. companies associated with developed markets that have been authorized for investment by the Advisor’s Investment Committee (the “International Universe”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the International Universe. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The International Core Equity 2 Portfolio intends to purchase securities of companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization.

The International Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be

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denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the International Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

Emerging Markets Core Equity 2 Portfolio—The investment objective of the Emerging Markets Core Equity 2 Portfolio is to achieve long-term capital appreciation. The Emerging Markets Core Equity 2 Portfolio is designed to purchase a broad and diverse group of equity securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). The Portfolio invests in companies of all sizes, with meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies. The Portfolio’s meaningfully increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price, or lower profitability companies. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

The Emerging Markets Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

The Advisor may also increase or reduce the Emerging Markets Core Equity 2 Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Emerging Markets Core Equity 2 Portfolio may also invest in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together “Stock Connect”) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies).

Approved Markets for International Underlying Funds.

As of the date of this Prospectus, the International Core Equity 2 Portfolio and Large Cap International Portfolio may invest in the stocks of companies associated with the following countries designated by the Advisor as Approved Markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Emerging Markets Core Equity 2 Portfolio, as of the date of this Prospectus, may invest in the following emerging markets countries that are designated by the Advisor as Approved Markets: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, the Philippines, Peru, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

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The Advisor will determine, in its discretion, when and whether to invest in countries that have been authorized as Approved Markets for the International Core Equity 2 Portfolio, Large Cap International Portfolio, and Emerging Markets Core Equity 2 Portfolio (each an “International Underlying Fund,” and together, the “International Underlying Funds”), depending on a number of factors, including, but not limited to, asset growth in the Underlying Fund, constraints imposed in Approved Markets, and other characteristics of each country’s markets. The Investment Committee of the Advisor also may authorize other markets for investment in the future, in addition to the Approved Markets identified above, or may remove one or more markets from the list of Approved Markets for an Underlying Fund. Although the Advisor does not intend to purchase securities not associated with an Approved Market, an Underlying Fund may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Underlying Fund from time to time. Also, an Underlying Fund may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

The International Underlying Funds invest in securities of Approved Markets (as identified above) listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”), or other types of depositary receipts (including nonvoting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. An International Underlying Fund will consider for purchase securities that are associated with an Approved Market (“Approved Market Securities”) under the following criteria. Approved Market Securities are: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (e) securities included in the International Underlying Fund’s benchmark index, which tracks Approved Markets; or (f) depositary shares of companies associated with Approved Markets under the criteria above. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the Approved Markets. The Advisor, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets that satisfy the criteria described above. The International Underlying Funds also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

DFA Short-Term Extended Quality Portfolio—The DFA Short-Term Extended Quality Portfolio (the “Short-Term Extended Quality Portfolio”) seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities with an investment grade credit rating (e.g., rated AAA to BBB- by S&P Global Ratings ("S&P") or Fitch Ratings Ltd. ("Fitch") or Aaa to Baa3 by Moody's Ratings ("Moody's")). In addition, the Portfolio may invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, money market funds, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Portfolio generally invests with an emphasis on debt securities rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s. The Portfolio will increase or decrease investment exposure to lower-rated investment grade securities (i.e., those rated A+ to BBB- by S&P or Fitch or A1 to Baa3 by Moody’s) depending on the expected credit premium. The Advisor expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries.

The Short-Term Extended Quality Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains a weighted average effective maturity and a weighted average duration of three years or less. In making these purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus on investment in the longer-term area, otherwise the Portfolio will focus its investment in the shorter-term area of the eligible maturity range. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. Duration is a measure of the

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sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities considered to be investment grade quality. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The Short-Term Extended Quality Portfolio’s investments may include securities denominated in foreign currencies. The Portfolio intends to hedge foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency rates. The Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DFA Two-Year Global Fixed Income Portfolio—The investment objective of the DFA Two-Year Global Fixed Income Portfolio (the “Two-Year Global Portfolio”) is to maximize total returns consistent with preservation of capital. The Portfolio seeks to maximize total returns from a universe of U.S. and foreign debt securities maturing in three years or less from the date of settlement. The Portfolio invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. The Advisor expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody's). The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 23% of its net assets in U.S. issuers. This percentage will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement.

It is the policy of the Two-Year Global Portfolio that the weighted average effective maturity of investments will not exceed two years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Advisor will focus investment in the longer-term area, otherwise, the Portfolio will focus investment in the shorter-term area of the eligible maturity range. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

Because many of the Two-Year Global Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DFA One-Year Fixed Income Portfolio—The DFA One-Year Fixed Income Portfolio (the “One-Year Portfolio”) seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk by generally investing in a universe of high quality fixed income securities that typically mature in one year or less from the date of settlement. The Portfolio may, however, take a large position in securities maturing within two years from the date of settlement when higher yields are available. The One-Year Portfolio invests in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the U.S., foreign government and agency obligations, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial

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paper, repurchase agreements, money market funds and obligations of supranational organizations. The fixed income securities in which the One-Year Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody's). As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities and maintain a weighted average effective maturity that will not exceed one year. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. The Portfolio principally invests in certificates of deposit, commercial paper, bankers’ acceptances, notes and bonds. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

The One-Year Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DFA Inflation-Protected Securities Portfolio—The DFA Inflation-Protected Securities Portfolio (the “Inflation-Protected Portfolio”) seeks its investment objective by investing in a universe of inflation-protected securities that are structured to provide returns linked to the rate of inflation over the long-term. The Portfolio ordinarily invests in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities and the credit quality of such inflation-protected securities will be that of such applicable U.S. government, agency or instrumentality issuer.

As a non-fundamental policy, under normal circumstances, the Inflation-Protected Portfolio will invest at least 80% of its net assets in inflation-protected securities. Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

Generally, the Inflation-Protected Portfolio will purchase inflation-protected securities with maturities between five and twenty years from the date of settlement, although at times, the Portfolio may purchase securities outside of this range. Under normal circumstances, when determining its duration, the Portfolio will consider a weighted average duration similar to the Bloomberg U.S. TIPS Index, which was approximately 6.50 years as of December 31, 2025. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Inflation-Protected Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of U.S. government agencies and instrumentalities. The Portfolio may also invest in money market funds. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements.

The Inflation-Protected Portfolio may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DFA LTIP Portfolio—The DFA LTIP Portfolio seeks its investment objective by generally investing in a universe of long-term fixed income securities structured to provide protection against inflation. The DFA LTIP Portfolio may invest in inflation-protected securities issued by the U.S. Government and its agencies and instrumentalities. The DFA LTIP Portfolio also may invest in inflation-protected securities of other investment grade issuers (e.g., rated AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody's) including foreign governments and U.S. and non-U.S. corporations. The fixed income securities in which the DFA LTIP Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody’s).

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Inflation-protected securities (also known as inflation-indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. In addition, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

Generally, the DFA LTIP Portfolio will purchase long-term fixed income securities with maturities greater than ten years from the date of settlement, although at times, the DFA LTIP Portfolio may purchase securities with shorter maturities. The DFA LTIP Portfolio ordinarily will have a weighted average effective maturity, based upon market values, of greater than ten years. The effective maturity adjusts the stated final maturity of a fixed income security for an actual or expected event such as a call, put, tender, mandatory early redemption, pre-refunding, coupon or interest rate reset, or other similar event. The DFA LTIP Portfolio also may invest in securities issued by the U.S. Government and its agencies and instrumentalities and other investment grade issuers that do not provide inflation protection while attempting to protect for inflation by engaging in swaps, futures or other derivatives to hedge against the inflation risk associated with such securities. As a non-fundamental policy, under normal circumstances, at least 80% of the DFA LTIP Portfolio’s net assets will be invested in fixed income securities.

DESCRIPTION OF INVESTMENTS OF THE FIXED INCOME UNDERLYING FUNDS

The following is a description of the categories of investments that may be acquired by the Fixed Income Underlying Funds. Deviations from these categories may occur due to holdings in securities received in connection with corporate actions or issuer-driven events.

Categories:
Short-Term Extended Quality Portfolio	1–11
Two-Year Global Portfolio	1–11
One-Year Portfolio	1–11
Inflation-Protected Portfolio	1,2,6,11
DFA LTIP Portfolio	1–11

1.  U.S. Government Obligations—Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

2.  U.S. Government Agency Obligations—Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market, such as mortgage TBAs.

3. Corporate Debt Obligations—

(a) Two-Year Global Portfolio, One-Year Portfolio—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which are rated Aaa to Aa3 by Moody’s, or AAA to AA- by S&P or Fitch, or an equivalent rating assigned by another nationally recognized statistical rating organization (“NRSRO”), or if there is no rating for the debt security, they are determined by the Advisor to be of comparable quality.

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(b) Short-Term Extended Quality Portfolio, DFA LTIP Portfolio—Corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds), which have received an investment grade rating by Moody’s, Fitch or S&P, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

4.  Bank Obligations—Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will be acquired only from banks having assets in excess of $1,000,000,000.

5. Commercial Paper—

(a) Two-Year Global Portfolio, One-Year Portfolio—Rated, at the time of purchase, A1+ or A1 by S&P or Prime1 by Moody’s, or F1+ or F1 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or Fitch.

(b) Short-Term Extended Quality Portfolio, DFA LTIP Portfolio—Rated, at the time of purchase, A1+ to A3 by S&P or Prime1 to Prime3 by Moody’s, or F1+ to F3 by Fitch, or an equivalent rating assigned by another NRSRO, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least Baa3 by Moody’s or BBB- by S&P or Fitch.

6.  Repurchase Agreements—Instruments through which the Fixed Income Underlying Funds purchase securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or other such counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. Each Fixed Income Underlying Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to a Fixed Income Underlying Fund’s investment restriction on illiquid investments. The Portfolios also will only invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

7.  Foreign Government and Agency Obligations—Bills, notes, bonds, and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.

8.  Supranational Organization Obligations—Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.

9. Foreign Issuer Obligations—

(a) Two-Year Global Portfolio, One-Year Portfolio—Debt securities of non-U.S. issuers rated AAA to AA- by S&P or Fitch, Aaa to Aa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, securities that have been determined by the Advisor to be of comparable quality.

(b) Short-Term Extended Quality Portfolio, DFA LTIP Portfolio—Debt securities of non-U.S. issuers that have received a rating of AAA to BBB- by S&P or Fitch or Aaa to Baa3 by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, have been determined by the Advisor to be of comparable quality.

10.  Eurodollar Obligations—Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

11.  Money Market Funds—The Fixed Income Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds. Investments in money market funds may involve a duplication of certain fees and expenses.

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The categories of fixed income securities that may be acquired by the Fixed Income Underlying Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR) or the Treasury bill rate.

Investors should be aware that the net asset values of the Fixed Income Underlying Funds may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS

The investment performance of each Portfolio is affected by the investment performance of the Underlying Funds in which the Portfolio invests. Each Portfolio also indirectly pays its proportionate share of the expenses of the Underlying Funds in which it invests. The ability of a Portfolio to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of the Portfolio’s assets among the Underlying Funds. Through its investments in Underlying Funds, a Portfolio is subject to the risks of the Underlying Funds’ investments. The following is a description of principal risks of each Portfolio and its Underlying Funds.

Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a fund has invested in, the fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by Taiwan’s political and economic relationship with China. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes and defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

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A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries, or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses.

Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. On December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position, which could adversely affect a fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Certain investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as a fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure generally, or with respect to certain industries. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a fund's returns and net asset value.

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Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact a fund’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest. Credit risk is greater for fixed income securities with ratings below investment grade (e.g., BB+ or below by S&P or Fitch or Ba1 or below by Moody’s).

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk: Depositary receipts, such as EDRs, GDRs and ADRs, are subject to many of the risks of the underlying securities. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, a fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivatives expose a fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty). The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisor may not be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, which could cause a fund’s derivatives positions to lose value. Valuation of derivatives may also be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase derivatives or quote prices for them. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. Additional risks are associated with the use of swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity

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risk (the possible lack of a secondary market for the swap agreement). Credit risk increases when a fund is the seller of swaps and counterparty risk increases when a fund is a buyer of swaps. In addition, where a fund is the seller of swaps, it may be required to liquidate portfolio securities at inopportune times in order to meet payment obligations. Swaps may be illiquid or difficult to value.

Emerging Markets Risk: Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy; (vi) higher degree of corruption and fraud; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; and (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries. Similar to foreign issuers, emerging market issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available, reliable and current financial and other information about such issuers, comparable to U.S. issuers. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S.

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issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Fund of Funds Risk: The investment performance of a fund of funds is affected by the investment performance of the underlying funds in which it invests. The ability of a fund of funds to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the Advisor’s decisions regarding the allocation of a fund of funds’ assets among the underlying funds. A fund of funds may allocate assets to an underlying fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of a fund of funds or any underlying fund will be achieved. When a fund of funds invests in underlying funds, investors are exposed to a proportionate share of the expenses of those underlying funds in addition to the expenses of the fund of funds. Through its investments in underlying funds, a fund of funds is subject to the risks of the underlying funds’ investments.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by the fund. In such event, a fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, a fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to the fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some of a fund’s distributed income to be classified as a return of capital.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect

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markets or issuers in other regions or countries. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, trade disputes, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, these measures may not address every possible risk and may be inadequate to address these risks.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund investing in such securities may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Inflation-protected securities are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a fund will decline and the fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the value of a fund holding such securities. For example, if interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. To the extent that the Portfolio holds securities directly and lends those securities, it will be also subject to the foregoing risks with respect to its loaned securities.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Other Information

COMMODITY POOL OPERATOR EXEMPTION

Each Portfolio and Underlying Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios and

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Underlying Funds described in this Prospectus, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios and Underlying Funds.

Securities Loans

Each Portfolio, to the extent it holds securities directly, and Underlying Fund is authorized to lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of earning additional income. While each Portfolio or Underlying Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio or Underlying Fund. The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio’s or an Underlying Fund's total assets, which includes the value of collateral received. To the extent a Portfolio or Underlying Fund loans a portion of its securities, the Portfolio or Underlying Fund will receive collateral consisting generally of cash or U.S. government securities. Collateral received will be maintained by marking to market daily and (i) in an amount equal to at least 100% of the current market value of the loaned securities, with respect to securities of the U.S. Government or its agencies, (ii) in an amount generally equal to 102% of the current market value of the loaned securities, with respect to U.S. securities, and (iii) in an amount generally equal to 105% of the current market value of the loaned securities, with respect to foreign securities. Subject to its stated investment policies, each Portfolio and Underlying Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Short Term Series”), an affiliated registered ultrashort term bond fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Short Term Series. Each Portfolio and Underlying Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities.

In addition, a Portfolio or Underlying Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates. See the Portfolios’ or Underlying Funds' Statements of Additional Information (“SAI”) for a further discussion of the tax consequences related to securities lending. Each Portfolio and Underlying Fund will be entitled to recall a loaned security to vote proxies or otherwise obtain rights to vote proxies of loaned securities if the Portfolio or Underlying Fund knows that a material event will occur. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. See “Principal Risks—Securities Lending Risk” for a discussion of the risks related to securities lending.

Management of the Portfolios

The Advisor serves as investment advisor to each of the Portfolios and Underlying Funds. Pursuant to an Investment Management Agreement with the Fund on behalf of each Portfolio and Underlying Fund, the Advisor is responsible for the management of each of the Portfolio’s and Underlying Fund's assets. Each of the Portfolios and Underlying Funds is managed using a team approach. The investment team includes the Investment Committee of the Advisor, portfolio managers and trading personnel.

The Investment Committee is composed primarily of certain officers and directors of the Advisor who are appointed annually. As of the date of this Prospectus, the Investment Committee has fourteen members. Investment strategies for the Portfolios and Underlying Funds are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.

In accordance with the team approach used to manage the Portfolios and Underlying Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named in a Portfolio’s “INVESTMENT ADVISOR/PORTFOLIO MANAGEMENT” section coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of such Portfolio.

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Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, a Vice President, and Senior Portfolio Manager of the Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Advisor as a portfolio manager in 2004 and has been responsible for the Portfolios since inception (2015 for each Portfolio except the 2065 Target Date Portfolio (2020) and the 2070 Target Date Portfolio (2025)).

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Advisor as a portfolio manager in 2001 and has been responsible for the Portfolios since inception (2015 for each Portfolio except the 2065 Target Date Portfolio (2020) and the 2070 Target Date Portfolio (2025)).

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989 and has been responsible for the Portfolios since inception (2015 for each Portfolio except the 2065 Target Date Portfolio (2020) and the 2070 Target Date Portfolio (2025)).

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Advisor as a portfolio manager in 2006 and has been responsible for the Portfolios since inception (2015 for each Portfolio except the 2065 Target Date Portfolio (2020) and the 2070 Target Date Portfolio (2025)).

Ms. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Advisor in 2012, has been a portfolio manager since 2014, and has been responsible for the Portfolios since 2017, or since inception with respect to the 2065 Target Date Portfolio (2020) and the 2070 Target Date Portfolio (2025).

Mr. Bhagwanjee is a Vice President and Senior Portfolio Manager of the Advisor. Mr. Bhagwanjee holds an MBA from the University of Chicago Booth School of Business and a BS from Purdue University. Mr. Bhagwanjee joined the Advisor in 2014, has been a portfolio manager since 2017, and has been responsible for the Portfolios since 2020, or since inception (2025) with respect to the 2070 Target Date Portfolio.

The Portfolios’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Portfolio shares.

The Advisor, and with respect to the sub-advised Underlying Funds, Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), provide each Underlying Fund with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to a Portfolio, to financial intermediaries to support the sale of Portfolio shares. A discussion regarding the basis for the Board of Directors of the Fund (the “Board”) approving the Investment Management Agreement with respect to each Portfolio is available in the semi-annual Form N-CSR report for the Portfolios for the fiscal period ending April 30, 2025. The Advisor’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746. The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Advisor controls DFAL and DFA Australia. As of January 31, 2026, assets under management for all Dimensional affiliated advisors totaled approximately $987 billion.

The Fund bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on its behalf. The expenses payable by the Fund shall include, but are not limited to: services of its independent registered public accounting firm, legal counsel to the Fund and its disinterested trustees/directors, fees and expenses of disinterested trustees/ directors, employees and consultants, accounting and pricing costs (including the daily calculations of net asset value), brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes and other governmental fees levied against the Fund, insurance premiums, investment fees and expenses of the Fund,

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including the interest expense of borrowing money, the costs incidental to meetings of its shareholders and trustees/directors, the cost of filing its registration statements under the federal securities laws and the cost of any other filings required under federal and state securities laws, the costs of preparing, printing and mailing proxies, shareholder reports, prospectuses, statements of additional information and other fund documents, transfer and dividend disbursing agency, administrative services and custodian fees, including the expenses of issuing, repurchasing or redeeming its shares, fees and expenses of securities lending agents and the oversight of the securities lending activities of the Fund, fees and expenses associated with trade administration oversight services with respect to reconciliations and the oversight of settlement and collateral management, litigation, regulatory examinations/proceedings and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund, except as provided in the Expense Assumption Agreements for certain portfolios of the Fund, including the Portfolios in this Prospectus. Expenses allocable to a particular portfolio of the Fund are so allocated. The expenses of the Fund which are not allocable to a particular portfolio are borne by each portfolio on the basis of its relative net assets.

MANAGEMENT FEES

Each Portfolio does not pay a management fee to the Advisor for the services provided by the Advisor to the Portfolio. As a shareholder of the Underlying Funds, each Portfolio pays its proportionate share of the management fees paid to the Advisor by the Underlying Funds.

Manager of Managers Structure

The Advisor and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”) for a manager of managers structure that allows the Advisor to appoint, remove or change Dimensional Wholly-Owned Sub-advisors (defined below), and enter into, amend and terminate sub-advisory agreements with Dimensional Wholly-Owned Sub-advisors, without prior shareholder approval, but subject to Board approval. A “Dimensional Wholly-Owned Sub-advisor” includes sub-advisors that are wholly-owned by the Advisor (i.e., (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Advisor, or (2) a sister company of the Advisor that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Advisor) (“Dimensional Wholly-Owned Sub-advisors”). The Board only will approve a change with respect to sub-advisors if the Board concludes that such arrangements would be in the best interests of the shareholders of a Portfolio. If a new Dimensional Wholly-Owned Sub-advisor is hired for a Portfolio, shareholders will receive information about the new sub-advisor within 90 days of the change. The exemptive order allows greater flexibility for the Advisor to utilize, if desirable, personnel throughout the worldwide organization enabling a Portfolio to operate more efficiently. The Advisor will not hire unaffiliated sub-advisors without prior shareholder approval and did not request the ability to do so in its application to the SEC for an exemptive order to allow the manager of managers structure.

The use of the manager of managers structure with respect to a Portfolio is subject to certain conditions set forth in the SEC exemptive order. Under the manager of managers structure, the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Dimensional Wholly-Owned Sub-advisors and recommend their hiring, termination and replacement. The Advisor will provide general management services to a Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Advisor will (a) set a Portfolio’s overall investment strategies, (b) evaluate, select, and recommend Dimensional Wholly-Owned Sub-advisors to manage all or a portion of a Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that Dimensional Wholly-Owned Sub-advisors comply with a Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Advisor will (a) when appropriate, allocate and reallocate a Portfolio’s assets among multiple Dimensional Wholly-Owned Sub-advisors; and (b) monitor and evaluate the performance of Dimensional Wholly-Owned Sub-advisors.

SHAREHOLDER SERVICES

On behalf of each Portfolio, the Fund may enter into shareholder servicing agreements with financial intermediaries to provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders of the Portfolio. For the array of services provided to shareholders of each Portfolio, the Fund may pay such financial intermediaries a fee for such services. These expenses will be included in “Other Expenses” in the “Annual Fund Operating Expenses” table.

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EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Expense Assumption Agreement (the “Expense Assumption Agreement”) for each Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.06% of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). The Expense Assumption Agreement for each Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Board prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount that was in place when such prior year expenses were assumed, and the current Expense Limitation Amount in place for the Portfolio. A Portfolio is not obligated to reimburse the Advisor for expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Dividends, Capital Gains Distributions and Taxes

Dividends and Distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income of a Portfolio are distributed quarterly (on a calendar basis) and any net realized capital gains (after any reductions for available capital loss carryforwards) are distributed annually, typically in December. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

Capital gains distributions may vary considerably from year to year as a result of a Portfolio’s normal investment activities and cash flows. During a time of economic volatility, a Portfolio may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. A Portfolio may be required to distribute taxable realized gains from a prior year, even if the Portfolio has a net realized loss for the year of distribution.

You will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares you hold at net asset value (as of the business date following the dividend record date), unless, upon written notice to the Advisor and completion of account information, you request to receive income dividends or capital gains distributions, or both, in cash.

Annual Statements. Each year, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying A Dividend.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Portfolio’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

Tax Considerations. Dividends and distributions paid to a qualified, tax-advantaged retirement plan, such as a 401(k) plan, accumulate free of federal income taxes. In addition, the sale or redemption by a tax-advantaged retirement plan of a Portfolio’s shares will not be subject to federal income taxes. However, the beneficiaries of such tax-advantaged retirement plans may be taxed later upon withdrawal of monies from their accounts. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59½. Also, unless otherwise indicated, the discussion below with respect to a Portfolio includes its pro rata share of the dividends and distributions paid by an Underlying Fund.

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In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you at ordinary income rates. Portfolio distributions of long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. A portfolio with a high portfolio turnover rate (a measure of how frequently assets within a portfolio are bought and sold) is more likely to generate short-term capital gains than a portfolio with a low portfolio turnover. A portion of income dividends reported by a Portfolio as qualified dividend income may be eligible for taxation by individual shareholders at long-term capital gain rates provided certain requirements are met.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy. A Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments will be treated as paid by you. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).

Sale or Redemption of Portfolio Shares. The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to you. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios. Any loss incurred on the sale or exchange of a Portfolio’s shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

A Portfolio is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, a Portfolio may be required to withhold 24% of taxable dividends, capital gains distributions, and redemption proceeds paid to you if you do not provide your proper taxpayer identification number and certain required certifications. You may avoid this withholding requirement by providing and certifying on the account registration form your correct Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are a U.S. person (including a U.S. resident alien). A Portfolio must also withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. In addition to federal taxes, you may be subject to state and local taxes on distributions from a Portfolio and on gains arising on redemption or exchange of a Portfolio’s shares. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal

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income taxes. To the extent an Underlying Fund invests in U.S. Government obligations, distributions derived from interest on these obligations and paid to its corresponding Portfolio and, in turn, to shareholders are unlikely to be exempt from state and local income tax.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax, at either the 30% statutory rate or a lower rate if you are a resident of a country that has a tax treaty with the U.S., and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Portfolio. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Non-U.S. investors also may be subject to U.S. estate tax.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the Internal Revenue Service, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio. Prospective investors should also consult the SAI.

Purchase of Shares

CASH PURCHASES

Investors who do not already have an agreement in place with the Fund may purchase Institutional Class shares of the Portfolios by first contacting the Portfolios’ transfer agent at (888) 576-1167. Investors that invest through a financial intermediary (including a sponsor of a Retirement Plan) should contact such intermediary with regard to purchase instructions. The Portfolios generally are available to defined contribution plans and other similar group benefit plans that are exempt from taxation under the Code and employer sponsored non-qualified deferred compensation plans (“Retirement Plans”). In addition to Retirement Plans, the Portfolios are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. The Portfolios generally are available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

All purchases must be received in good order. “Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor and/or transfer agent have been received in legible form, and (2) the transfer agent has been notified of the purchase, no later than the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. ET) (“Market Close”) on the day of the purchase. It is the investor or financial intermediary’s

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responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the purchase date.

Under certain conditions, Portfolios may accept and process purchase orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire

Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by an approved method. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund’s custodian for the account of DFA Investment Dimensions Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN-KIND PURCHASES

If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios (or Underlying Funds) or otherwise represented in their portfolios as described in this Prospectus or as otherwise consistent with the Fund’s policies or procedures or in exchange for local currencies in which such securities of the International Equity Underlying Funds or Fixed Income Underlying Funds are denominated. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under “VALUATION OF SHARES” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the Portfolios with local currencies should first contact the Advisor.

The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued (or in its Underlying Funds) and current market values are available for such securities based on the Fund’s valuation procedures; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio or Underlying Fund, may not exceed 5% of the net assets of the Portfolio or Underlying Fund immediately after the transaction.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

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Policy Regarding Excessive Short-Term Trading

The Portfolios are designed for long-term investors (except as described below) and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Portfolios, including but not limited to market timing. Excessive short-term trading into and out of the Portfolios can disrupt portfolio management strategies, harm performance and increase Portfolio expenses for all shareholders, including long term shareholders who do not generate these costs.

In addition, certain Portfolios may be more susceptible to the risks of short-term trading than other Portfolios. The nature of the holdings of the International Equity Underlying Funds may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Portfolio’s or Underlying Fund’s holdings and the reflection of those changes in the Portfolio’s net asset value (called “arbitrage market timing”). Such delays may occur because a Portfolio or its International Equity Underlying Funds, if applicable, have significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Portfolio and/or the International Equity Underlying Funds calculate their net asset values. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time the International Equity Underlying Fund calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of a Portfolio’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

The Board has adopted a policy (the “Trading Policy”) and the Advisor and DFA Securities LLC (collectively, “Dimensional”) and Dimensional’s agents have implemented the following procedures, which are designed to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring and purchase blocking procedures; and (ii) use of fair value pricing.

The Fund, Dimensional and their agents monitor trades and flows of money in and out of the Portfolios from time to time in an effort to detect excessive short-term trading activities, and for consistent enforcement of the Trading Policy. The Fund reserves the right to take the actions necessary to stop excessive or disruptive trading activities, including refusing or canceling purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers. The Fund, Dimensional and their agents reserve the right to restrict, refuse or cancel any purchase or exchange request made by an investor indefinitely if the Fund or Dimensional believes that any combination of trading activity in the accounts is potentially disruptive to a Portfolio. In making such judgments, the Fund and Dimensional seek to act in a manner that is consistent with the interests of shareholders. For purposes of applying these procedures, Dimensional may consider an investor’s trading history in the Portfolios, and accounts under common ownership, influence or control.

In addition to the Fund’s general ability to restrict potentially disruptive trading activity as described above, the Fund also has adopted purchase blocking procedures. Under the Fund’s purchase blocking procedures, where an investor has engaged in any two purchases and two redemptions (including redemptions that are part of an exchange transaction) in a Portfolio in any rolling 30 calendar day monitoring period (i.e., two “round trips”), the Fund and Dimensional intend to block the investor from making any additional purchases in that Portfolio for 90 calendar days (a “purchase block”). If implemented, a purchase block will begin at some point after the transaction that caused the investor to have engaged in the prohibited two round-trips is detected by the Fund, Dimensional, or their agents. The Fund and Dimensional are permitted to implement a longer purchase block, or permanently bar future purchases by an investor, if they determine that it is appropriate.

Under the Fund’s purchase blocking procedures, the following purchases and redemptions will not trigger a purchase block: (i) purchases and redemptions of shares having a value in each transaction of less than $25,000; (ii) purchases and redemptions by U.S. registered investment companies that operate as fund of funds and non-U.S. investment companies that operate as fund of funds that the Fund or Dimensional, in their sole discretion, have determined are not designed and/or are not serving as vehicles for excessive short-term or other disruptive trading (in each case, the fund of funds shall agree to be subject to monitoring by Dimensional); (iii) purchases and redemptions by a feeder portfolio of a master fund’s shares; (iv) systematic or automated transactions where the shareholder, financial advisor or investment fiduciary does not exercise direct control over the investment decision; (v) retirement plan contributions, loans, loan repayments and distributions (including hardship withdrawals) identified as such in the retirement plan recordkeeper’s system; (vi) purchase transactions involving transfers of assets,

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rollovers, Roth IRA conversions and IRA recharacterizations; (vii) purchases of shares with Portfolio dividends or capital gain distributions; (viii) transfers and reregistrations of shares within the same Portfolio; and (ix) transactions by 529 Plans. Notwithstanding the Fund’s purchase blocking procedures, all transactions in Portfolio shares are subject to the right of the Fund and Dimensional to restrict potentially disruptive trading activity (including purchases and redemptions described above that will not be subject to the purchase blocking procedures).

The Fund, Dimensional or their designees have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker-dealers (together, “Intermediaries”), concerning trades placed in omnibus and other multi-investor accounts (together, “Omnibus Accounts”), in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts. The Fund, Dimensional and their designees will use the information obtained from the Intermediaries to monitor trading in the Fund and to attempt to identify shareholders in Omnibus Accounts engaged in trading that is inconsistent with the Trading Policy or otherwise not in the best interests of the Fund. The Fund, Dimensional or their designees, when they detect trading patterns in shares of the portfolios of the Fund that may constitute short-term or excessive trading, will provide written instructions to the Intermediary to restrict or prohibit further purchases or exchanges of shares of the Portfolios (and other portfolios of the Fund) by a shareholder that has been identified as having engaged in excessive or short-term transactions in the Portfolios’ shares (directly or indirectly through the Intermediary’s account) that violate the Trading Policy.

The ability of the Fund and Dimensional to impose these limitations, including the purchase blocking procedures, on investors investing through Intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the Intermediary’s cooperation in implementing the Trading Policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund and Dimensional to prevent excessive short-term trading, there is no assurance that the Fund, Dimensional or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Fund, Dimensional and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the Trading Policy subject to approval by the CCO. In addition, the purchase blocking procedures will not apply to a redemption transaction in which a Portfolio distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Portfolio/Underlying Fund and the redemption is consistent with the interests of the remaining shareholders of the Portfolio/Underlying Fund.

The purchase blocking procedures of the Trading Policy do not apply to shareholders whose shares are held on the books of certain Intermediaries that have not expressly adopted procedures to implement this Policy. The Fund and Dimensional may work with Intermediaries to implement purchase blocking procedures or other procedures that the Fund and Dimensional determine are reasonably designed to achieve the objective of this Trading Policy. At the time the Intermediaries adopt these procedures, shareholders whose accounts are on the books of such Intermediaries will be subject to the Trading Policy’s purchase blocking procedures or another frequent trading policy that achieves the objective of the purchase blocking procedures. Investors that invest in the Portfolios through an Intermediary should contact the Intermediary for information concerning the policies and procedures that apply to the investor.

As of the date of this Prospectus, the ability of the Fund and Dimensional to apply the purchase blocking procedures on purchases by all investors and the ability of the Fund and Dimensional to monitor trades through Omnibus Accounts maintained by Intermediaries may be restricted due to systems limitations of both the Fund’s service providers and the Intermediaries. The Fund expects that the application of the Trading Policy as described above, including the purchase blocking procedures (subject to the limitations described above), will be able to be implemented by Intermediaries in compliance with Rule 22c-2 under the 1940 Act.

In addition to monitoring trade activity, the Board has approved fair value pricing procedures that govern the pricing of the securities of the Portfolios and Underlying Funds. These procedures are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. See the discussion under “VALUATION OF SHARES—Net Asset Value” for additional details regarding fair value pricing of the Portfolio’s securities.

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Although the procedures are designed to discourage excessive short-term trading, none of the procedures individually nor all of the procedures taken together can completely eliminate the possibility that excessive short term trading activity in a Portfolio may occur. The Portfolios and Underlying Funds do not knowingly accommodate excessive or disruptive trading activities, including market timing.

Valuation of Shares

NET ASSET VALUE

The following discussion applies to the Portfolios and their Underlying Funds. The value of the shares of the Portfolios will fluctuate in relation to the investment experience of the Underlying Funds in which such Portfolios invest. The net asset value per share of each Portfolio is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the Portfolio’s investments and other assets, less any liabilities, by the total outstanding shares of the stock of the respective Portfolio. Each Portfolio generally calculates its net asset value per share and accepts purchase and redemption orders on days that the NYSE is open for trading. Note: The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.

Securities held by the Portfolios will be valued in accordance with applicable laws and procedures approved by the Board, and generally, as described below.

Equity securities held by the Portfolios (including exchange-traded investment companies and over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolios that are listed on Nasdaq Global Market® (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Portfolios value the securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, options will be valued using the same pricing methods discussed above.

Generally, securities issued by open-end investment companies (excluding exchange-traded investment companies) are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.

Debt securities will be valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities using data, reflecting the earlier closing of the principal markets for those securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

The value of the securities and other assets of the Portfolios for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share. As a result, the sale or redemption by a Portfolio of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent that a Portfolio holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to fair value pricing procedures approved by the Board than would a fund that holds a smaller number of securities.

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As of the date of this Prospectus, the Portfolios holding foreign equity securities will also fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times before the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally 4:00 p.m. ET) and the time that the net asset values of the Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Portfolios price their shares at the close of the NYSE, the Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Advisor has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Portfolios use fair value pricing, the values assigned to the Portfolios’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The Advisor monitors the operation of the method used to fair value price the Portfolios’ foreign investments.

Because the Portfolios may own securities that are primarily traded in foreign markets which may trade on days when the Portfolios do not price their shares, the net asset values of the Portfolios may change on days when shareholders will not be able to purchase or redeem shares. The Portfolios generally calculate their net asset values per share and accept purchase and redemption orders on days that the NYSE is open for trading.

Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by the Portfolios is determined each day as of such close. In the absence of prices that are readily available as defined in Rule 2a-5, the futures contract will be valued in good faith at fair value in accordance with procedures approved by the Board.

PUBLIC OFFERING PRICE

Provided that the transfer agent has received the investor’s purchase order in good order as described in “PURCHASE OF SHARES,” shares of the Portfolio selected will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such order. The transfer agent or the Fund may, from time to time, appoint sub-transfer agents or various financial intermediaries (“Intermediaries”) for the receipt of purchase orders, redemption orders, and funds from certain investors. Intermediaries, in turn, are authorized to designate other financial intermediaries (“Sub-designees”) to receive purchase and redemption orders for the Portfolios’ shares from investors. With respect to such investors, the shares of a Portfolio will be priced at the public offering price calculated after receipt of the purchase order by the Intermediary or Sub-designee, as applicable, that is authorized to receive purchase orders. If the investor buys shares through an Intermediary or Sub-designee, the purchase price will be the public offering price next calculated after the Intermediary or Sub-designee, as applicable, receives the order, rather than on the day the custodian receives the investor’s payment (provided that the Intermediary or Sub-designee, as applicable, has received the investor’s purchase order in good order, and the investor has complied with the Intermediary’s or Sub-designee’s payment procedures). No reimbursement fee or sales charge is imposed on purchases. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by a Portfolio arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to a Portfolio and may prohibit or restrict the manner in which such purchaser may place further orders.

When authorized by the Fund, certain financial institutions purchasing a Portfolio’s shares on behalf of customers or plan participants may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the Fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the Fund if payment is not received or delayed.

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Exchange of Shares

Investors may exchange shares of a Portfolio for shares of another eligible portfolio by first contacting the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange and then sending a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.

Exchanges are accepted into those portfolios that are eligible for the exchange privilege, subject to the purchase requirement set forth in the applicable portfolio’s prospectus. Investors may contact the transfer agent at the above-listed phone number for more information on such exchanges, for a list of those portfolios that accept exchanges, and to request a copy of the prospectuses of other portfolios of the Fund or Dimensional Investment Group Inc. that may be offered in an exchange. There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the Prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, or limit the amount of or reject any exchange, as deemed necessary, at any time.

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of a Portfolio or otherwise adversely affect the Fund, any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the transfer agent has received a letter of instruction in good order. “Good order” means a completed letter of instruction specifying the dollar amount to be exchanged, signed by all registered owners (or representatives thereof) of the shares; and if the Fund does not have on file the authorized signatures for the account, proof of authority. Exchanges will be accepted only if the shares of the Portfolio being acquired are registered in the investor’s state of residence.

Redemption of Shares

REDEMPTION PROCEDURE

Investors who desire to redeem shares of a Portfolio must first contact the Portfolio’s transfer agent at (888) 576-1167. Shareholders who invest in the Portfolios through a financial intermediary (including a sponsor of a Retirement Plan) should contact their financial intermediary regarding redemption procedures. Each Portfolio will redeem shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable). “Good order” means that the request to redeem shares must include all necessary documentation, to be received in writing by the transfer agent no later than the close of regular trading on the NYSE (normally, 4:00 p.m. ET) (“Market Close”), including but not limited to, a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or representatives thereof) of the shares and, if the Fund does not have on file the authorized signatures for the account, proof of authority. It is the investor or financial intermediary’s responsibility to ensure notification is received in good order by the transfer agent prior to the Market Close on the redemption date.

Under certain conditions, Portfolios may accept and process redemption orders after the close of the NYSE on days that the NYSE unexpectedly closes early and may accept orders on a business day that the NYSE is unexpectedly closed. All orders will be processed at the next determined net asset value per share.

Shareholders redeeming shares who do not already have an agreement in place with the Fund and have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a shareholder may request overnight delivery of such check at the shareholder’s own expense. If the

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proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder’s bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “PURCHASE OF SHARES.” In the interests of economy and convenience, certificates for shares are not issued.

For redemption proceeds that are paid directly to a shareholder by a Portfolio, each Portfolio typically expects to send (via check, wire or automated clearing house) redemption payments within 1 business day after receipt of a written request for redemption in good order by the transfer agent. For payments that are made to an intermediary for transmittal to a shareholder, each Portfolio expects to pay redemption proceeds to the intermediary within 1 to 2 business days following the Portfolio’s receipt of the redemption order from the intermediary. Under certain circumstances and when deemed in the best interest of a Portfolio, redemption proceeds may take up to seven calendar days to be sent after receipt of the redemption request.

Redemption proceeds will typically be paid by Federal Reserve wire payment. Each Portfolio typically expects to satisfy redemption requests from available cash and cash equivalents or the sale of portfolio assets. In certain circumstances, such as stressed market conditions, a Portfolio may use other methods to meet redemptions, including the use of a line of credit or participating in an interfund lending program in reliance on exemptive relief from the SEC. In addition, as described below, each Portfolio reserves the right to meet redemption requests through an in-kind redemption, typically in response to a particularly large redemption, at the request of a client or in stressed market conditions. Also, see “Redemption and Transfer of Shares” in the SAI for information regarding redemption requests that exceed $250,000 or 1% of the value of a Portfolio’s assets, whichever is less.

REDEMPTION OF SMALL ACCOUNTS

With respect to each Portfolio, the Fund reserves the right to redeem an account if the value of the shares in a specific Portfolio is $500 or less. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the shareholder, the Fund will give written notice of the redemption to the shareholder at least sixty days before the redemption date. The shareholder will then have sixty days from the date of the notice to make an additional investment in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a shareholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio owns in lieu of cash. Such distributions may be pro rata or another method that is determined to be fair to both the redeeming shareholder and the remaining shareholders in accordance with policies and procedures adopted by the Fund. The securities that the investor receives as redemption proceeds are subject to market risk until the investor liquidates those securities, and, if the proceeds include illiquid securities, the investor will bear the risk of not being able to sell the securities at all. Investors may also incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

Disclosure of Portfolio Holdings

Each Portfolio and Underlying Fund generally will disclose up to its 25 largest portfolio holdings (other than cash and cash equivalents) and the percentages that each of these largest portfolio holdings represent of the total assets of the Portfolio or Underlying Fund, as of the most recent month-end, online at the Advisor’s public website, https://www.dimensional.com, within 20 days after the end of each month. Each Portfolio and Underlying Fund also generally will disclose its complete portfolio holdings (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, 30 days following the month-end, bi-monthly, or more frequently and at different periods when authorized in accordance with the Portfolios’ or Underlying Funds' policies and procedures. Please consult the SAI for a description of the other policies and procedures that govern disclosure of the portfolio holdings by the Portfolios and Underlying Funds.

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Delivery of Shareholder Documents

To eliminate duplicate mailings and reduce expenses, the Portfolios may deliver a single copy of certain shareholder documents, such as this Prospectus and annual and semi-annual reports, to related shareholders at the same address, even if accounts are registered in different names. This practice is known as “householding.” The Portfolios will not household personal information documents, such as account statements. If you do not want the mailings of these documents to be combined with those of other members of your household, please call the transfer agent at (888) 576-1167. We will begin sending individual copies of the shareholder documents to you within 30 days of receiving your request.

Financial Highlights

The Financial Highlights table is meant to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of that Portfolio’s operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ annual financial statements, are included in the Fund's Form N-CSR filed with the SEC. Further information about each Portfolio’s performance is contained in the annual report, which is available upon request.

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DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional 2030 Target Date Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$12.44	$10.76	$11.23	$15.61	$13.44
Income from Investment Operations#
Net Investment Income (Loss)	0.41	0.40	0.36	0.63	0.41
Net Gains (Losses) on Securities (Realized and Unrealized)	0.67	1.75	(0.32)	(3.87)	2.52
Total from Investment Operations	1.08	2.15	0.04	(3.24)	2.93
Less Distributions:
Net Investment Income	(0.42)	(0.40)	(0.35)	(0.62)	(0.40)
Net Realized Gains	(0.36)	(0.07)	(0.16)	(0.52)	(0.36)
Total Distributions	(0.78)	(0.47)	(0.51)	(1.14)	(0.76)
Net Asset Value, End of Year	$12.74	$12.44	$10.76	$11.23	$15.61
Total Return	9.05%	20.18%	0.07%	(21.74%)	22.29%
Net Assets, End of Year (thousands)	$166,379	$193,543	$176,242	$164,659	$190,639
Ratio of Expenses to Average Net Assets ‡^	0.16%	0.17%	0.18%	0.20%	0.21%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.16%	0.17%	0.18%	0.20%	0.22%
Ratio of Net Investment Income to Average Net Assets	3.39%	3.32%	3.07%	4.71%	2.76%
Portfolio Turnover Rate	13%	17%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.13%	0.14%	0.14%	0.14%	0.15%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

103

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional 2035 Target Date Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$13.89	$11.73	$12.03	$16.02	$13.20
Income from Investment Operations#
Net Investment Income (Loss)	0.46	0.43	0.35	0.51	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	1.00	2.26	(0.08)	(3.72)	3.08
Total from Investment Operations	1.46	2.69	0.27	(3.21)	3.41
Less Distributions:
Net Investment Income	(0.46)	(0.42)	(0.34)	(0.49)	(0.32)
Net Realized Gains	(0.19)	(0.11)	(0.23)	(0.29)	(0.27)
Total Distributions	(0.65)	(0.53)	(0.57)	(0.78)	(0.59)
Net Asset Value, End of Year	$14.70	$13.89	$11.73	$12.03	$16.02
Total Return	10.86%	23.16%	2.09%	(20.61%)	26.31%
Net Assets, End of Year (thousands)	$199,086	$193,091	$163,995	$150,963	$161,715
Ratio of Expenses to Average Net Assets ‡^	0.17%	0.18%	0.20%	0.21%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.17%	0.18%	0.20%	0.21%	0.23%
Ratio of Net Investment Income to Average Net Assets	3.36%	3.21%	2.82%	3.62%	2.17%
Portfolio Turnover Rate	12%	16%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.14%	0.15%	0.15%	0.15%	0.16%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

104

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional 2040 Target Date Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$16.01	$13.29	$13.08	$16.27	$12.90
Income from Investment Operations#
Net Investment Income (Loss)	0.48	0.43	0.34	0.34	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	1.68	2.88	0.44	(2.97)	3.60
Total from Investment Operations	2.16	3.31	0.78	(2.63)	3.84
Less Distributions:
Net Investment Income	(0.49)	(0.42)	(0.32)	(0.33)	(0.23)
Net Realized Gains	(0.12)	(0.17)	(0.25)	(0.23)	(0.24)
Total Distributions	(0.61)	(0.59)	(0.57)	(0.56)	(0.47)
Net Asset Value, End of Year	$17.56	$16.01	$13.29	$13.08	$16.27
Total Return	13.78%	25.19%	5.86%	(16.49%)	30.23%
Net Assets, End of Year (thousands)	$211,199	$203,446	$147,907	$126,127	$127,722
Ratio of Expenses to Average Net Assets ‡^	0.18%	0.19%	0.22%	0.22%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.18%	0.19%	0.22%	0.22%	0.24%
Ratio of Net Investment Income to Average Net Assets	2.97%	2.83%	2.43%	2.34%	1.55%
Portfolio Turnover Rate	13%	10%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.15%	0.15%	0.16%	0.16%	0.17%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

105

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional 2045 Target Date Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$18.58	$15.10	$14.33	$17.24	$13.10
Income from Investment Operations#
Net Investment Income (Loss)	0.45	0.41	0.32	0.28	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	2.67	3.68	1.04	(2.76)	4.35
Total from Investment Operations	3.12	4.09	1.36	(2.48)	4.59
Less Distributions:
Net Investment Income	(0.44)	(0.39)	(0.30)	(0.28)	(0.23)
Net Realized Gains	(0.20)	(0.22)	(0.29)	(0.15)	(0.22)
Total Distributions	(0.64)	(0.61)	(0.59)	(0.43)	(0.45)
Net Asset Value, End of Year	$21.06	$18.58	$15.10	$14.33	$17.24
Total Return	17.13%	27.53%	9.53%	(14.64%)	35.48%
Net Assets, End of Year (thousands)	$226,178	$185,375	$137,698	$106,103	$101,027
Ratio of Expenses to Average Net Assets ‡^	0.18%	0.20%	0.22%	0.22%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.18%	0.20%	0.22%	0.22%	0.24%
Ratio of Net Investment Income to Average Net Assets	2.38%	2.33%	2.06%	1.77%	1.47%
Portfolio Turnover Rate	12%	13%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.16%	0.16%	0.16%	0.16%	0.17%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

106

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional 2050 Target Date Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$19.04	$15.00	$14.18	$17.27	$13.04
Income from Investment Operations#
Net Investment Income (Loss)	0.39	0.36	0.29	0.30	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	3.25	4.27	1.10	(2.97)	4.62
Total from Investment Operations	3.64	4.63	1.39	(2.67)	4.87
Less Distributions:
Net Investment Income	(0.39)	(0.35)	(0.28)	(0.29)	(0.25)
Net Realized Gains	(0.13)	(0.24)	(0.29)	(0.13)	(0.39)
Total Distributions	(0.52)	(0.59)	(0.57)	(0.42)	(0.64)
Net Asset Value, End of Year	$22.16	$19.04	$15.00	$14.18	$17.27
Total Return	19.38%	31.29%	9.90%	(15.66%)	38.07%
Net Assets, End of Year (thousands)	$197,436	$162,801	$105,541	$82,695	$73,989
Ratio of Expenses to Average Net Assets ‡^	0.18%	0.21%	0.22%	0.22%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.18%	0.21%	0.22%	0.22%	0.26%
Ratio of Net Investment Income to Average Net Assets	1.97%	2.00%	1.92%	1.91%	1.56%
Portfolio Turnover Rate	11%	7%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.16%	0.16%	0.16%	0.16%	0.17%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

107

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional 2055 Target Date Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$19.48	$15.30	$14.46	$17.60	$13.06
Income from Investment Operations#
Net Investment Income (Loss)	0.37	0.36	0.30	0.31	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	3.45	4.38	1.12	(3.04)	4.67
Total from Investment Operations	3.82	4.74	1.42	(2.73)	4.93
Less Distributions:
Net Investment Income	(0.37)	(0.35)	(0.29)	(0.30)	(0.25)
Net Realized Gains	(0.13)	(0.21)	(0.29)	(0.11)	(0.14)
Total Distributions	(0.50)	(0.56)	(0.58)	(0.41)	(0.39)
Net Asset Value, End of Year	$22.80	$19.48	$15.30	$14.46	$17.60
Total Return	19.91%	31.37%	9.85%	(15.71%)	38.10%
Net Assets, End of Year (thousands)	$141,832	$107,356	$66,946	$46,676	$41,261
Ratio of Expenses to Average Net Assets ‡^	0.21%	0.22%	0.22%	0.22%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.21%	0.22%	0.23%	0.24%	0.43%
Ratio of Net Investment Income to Average Net Assets	1.85%	1.95%	1.94%	1.92%	1.57%
Portfolio Turnover Rate	11%	10%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.16%	0.16%	0.16%	0.16%	0.17%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

108

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional 2060 Target Date Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Year	$19.59	$15.40	$14.56	$17.71	$13.10
Income from Investment Operations#
Net Investment Income (Loss)	0.37	0.36	0.30	0.30	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	3.48	4.40	1.13	(3.05)	4.70
Total from Investment Operations	3.85	4.76	1.43	(2.75)	4.95
Less Distributions:
Net Investment Income	(0.37)	(0.35)	(0.29)	(0.30)	(0.25)
Net Realized Gains	(0.12)	(0.22)	(0.30)	(0.10)	(0.09)
Total Distributions	(0.49)	(0.57)	(0.59)	(0.40)	(0.34)
Net Asset Value, End of Year	$22.95	$19.59	$15.40	$14.56	$17.71
Total Return	19.97%	31.35%	9.86%	(15.70%)	38.13%
Net Assets, End of Year (thousands)	$116,040	$86,881	$52,502	$40,495	$37,559
Ratio of Expenses to Average Net Assets ‡^	0.22%	0.22%	0.22%	0.22%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.22%	0.23%	0.24%	0.26%	0.39%
Ratio of Net Investment Income to Average Net Assets	1.84%	1.96%	1.93%	1.90%	1.55%
Portfolio Turnover Rate	12%	8%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.16%	0.16%	0.16%	0.16%	0.17%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

109

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

	Dimensional 2065 Target Date Retirement Income Fund
	Year Ended Oct 31, 2025	Year Ended Oct 31, 2024	Year Ended Oct 31, 2023	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021

Net Asset Value, Beginning of Period	$14.74	$11.44	$10.60	$12.82	$9.43
Income from Investment Operations#
Net Investment Income (Loss)	0.29	0.28	0.23	0.23	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	2.60	3.28	0.83	(2.23)	3.38
Total from Investment Operations	2.89	3.56	1.06	(2.00)	3.57
Less Distributions:
Net Investment Income	(0.28)	(0.26)	(0.21)	(0.22)	(0.18)
Net Realized Gains	(0.05)	—	(0.01)	(—)	—
Total Distributions	(0.33)	(0.26)	(0.22)	(0.22)	(0.18)
Net Asset Value, End of Period	$17.30	$14.74	$11.44	$10.60	$12.82
Total Return	19.88%	31.27%	10.00%	(15.66%)	38.01%
Net Assets, End of Period (thousands)	$41,831	$25,318	$9,677	$5,658	$2,483
Ratio of Expenses to Average Net Assets ‡^	0.22%	0.22%	0.22%	0.22%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	0.27%	0.37%	0.53%	0.85%	2.33%
Ratio of Net Investment Income to Average Net Assets	1.84%	2.00%	1.99%	1.98%	1.61%
Portfolio Turnover Rate	21%	8%	N/A	N/A	N/A
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.16%	0.16%	0.16%	0.16%	0.17%

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

110

DFA Investment Dimensions Group Inc.

Financial Highlights
(For a share outstanding throughout each period)

Dimensional 2070 Target Date Retirement Income Fund
Period Jan 2, 2025** to Oct 31, 2025

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations#
Net Investment Income (Loss)	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	1.57
Total from Investment Operations	1.82
Less Distributions:
Net Investment Income	(0.13)
Total Distributions	(0.13)
Net Asset Value, End of Period	$11.69
Total Return	18.24%†
Net Assets, End of Period (thousands)	$656
Ratio of Expenses to Average Net Assets ‡^	0.22%*@
Ratio of Expenses to Average Net Assets (Excluding Expenses Reimbursed by Advisor)‡^	88.32%*@
Ratio of Net Investment Income to Average Net Assets	2.65%*@
Portfolio Turnover Rate	1%†
‡ The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.16%*

** Commencement of operations.

# Computed using average shares outstanding.

^ Represents the combined ratios for the Portfolio and its pro-rata share of its Underlying Funds.

† Non-annualized.

* Annualized.

@ Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

111

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Other Available Information

You can find more information about the Fund and its Portfolios in the Portfolios’  SAI and Annual and Semi-Annual Reports.

Statement of Additional Information

The SAI, incorporated herein by reference, supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

Annual and Semi-Annual Reports to Shareholders and Form N-CSR Filed with the SEC

These reports contain additional information about the Portfolios’ investments.

The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.

In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.

How to get these and other materials:

• Your investment advisor—you are a client of an investment advisor who has invested in the Portfolios on your behalf.

• The Fund—you represent an institutional investor, registered investment advisor or other qualifying investor.  Call collect at (512) 306-7400.

• Access them on our website at https://www.dimensional.com.

• Access them on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

• Obtain them, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DFA Investment Dimensions Group Inc. —Registration No. 811-3258
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400

DFA-022826-013 00322181

INSTITUTIONAL CLASS SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers one-hundred and three series of shares. Dimensional Investment Group Inc. (“DIG”) is an open-end management investment company that offers ten series of shares. DFAIDG and DIG are collectively referred to as the “Fund” in this Statement of Additional Information (“SAI”). This SAI relates to the Institutional Class shares of twelve series of DFAIDG and one series of DIG (individually, a “Portfolio” and collectively, the “Portfolios”):

DOMESTIC PORTFOLIOS

U.S. Large Company Portfolio Ticker: DFUSX	U.S. Small Cap Portfolio Ticker: DFSTX
U.S. Large Cap Equity Portfolio Ticker: DUSQX	U.S. Micro Cap Portfolio Ticker: DFSCX

U.S. Small Cap Value Portfolio Ticker: DFSVX	U.S. High Relative Profitability Portfolio Ticker: DURPX
U.S. Targeted Value Portfolio Ticker: DFFVX	DFA Real Estate Securities Portfolio Ticker: DFREX

U.S. Core Equity 1 Portfolio Ticker: DFEOX	U.S. Large Cap Growth Portfolio Ticker: DUSLX
U.S. Core Equity 2 Portfolio Ticker: DFQTX	U.S. Small Cap Growth Portfolio Ticker: DSCGX
U.S. Vector Equity Portfolio Ticker: DFVEX

This SAI is not a Prospectus but should be read in conjunction with the Portfolios’ Prospectus dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from DFAIDG’s (here and here) and DIG’s Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS, POLICIES AND INVESTMENT PROCESS

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to each of the Portfolios. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Portfolios offer two classes of shares: Institutional Class shares and ETF Class shares. This SAI describes the Institutional Class shares of the Portfolios. The Institutional Class shares of the Portfolios generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor. The ETF Class shares of the Portfolios, which are listed for trading on a national securities exchange during the trading day, are offered in a separate SAI..

The following information supplements the information set forth in the Prospectus. Unless otherwise indicated, the following information applies to all of the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

Each of the Portfolios (excluding the U.S. Large Company Portfolio) is diversified under the federal securities laws and regulations. The U.S. Large Company Portfolio, however, intends to be diversified in approximately the same proportion that the S&P 500® Index is diversified, but may become “nondiversified” under the federal securities laws and regulations solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. A non-diversified fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can. In such circumstances, the U.S. Large Company Portfolio may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Portfolio’s performance and result in greater fluctuation in the value of the Portfolio’s shares and greater risk of loss.

Because the structure of the Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between investment companies and their affiliates might become applicable.

Each of the Portfolios has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment. For purposes of each 80% policy, the value of the derivatives in which a Portfolio invests will be calculated in the same way that the values of derivatives are calculated when calculating a Portfolio’s net asset value. Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Portfolio’s net asset value. Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

With respect to each Portfolio (other than U.S. Large Company Portfolio and DFA Real Estate Securities Portfolio), the Advisor has adopted a process that monitors environmental, social, and governance news and large share price movements of eligible portfolio companies to identify issuers whose future financial data may be negatively impacted to a significant degree by environmental, social, or governance factors.  The Advisor may use third party tools to assist in filtering news focused on environmental, social and governance issues.  Companies that are identified through this process are escalated to the members of the Advisor’s portfolio management team for further evaluation.  After review, if the portfolio management team determines that an issuer’s future financial data is likely to be significantly impacted, the issuer may be underweighted, temporarily excluded from further investment, or divested from a Portfolio.

1

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Portfolios with respect to brokerage commissions. The Portfolios will incur brokerage costs when engaging in portfolio transactions for securities. However, the Portfolios will not incur any brokerage costs in connection with their purchase or redemption of shares of other investment companies managed by the Advisor.

The following table reports brokerage commissions paid by the Portfolios during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023.

Portfolio	FISCAL YEAR ENDED 2025	FISCAL YEAR ENDED 2024	FISCAL YEAR ENDED 2023
U.S. Large Company Portfolio	$119,584	$107,718	$72,820
U.S. Large Cap Equity Portfolio	$36,336	$41,597	$29,148
U.S. Small Cap Value Portfolio	$1,085,088	$1,721,689	$1,613,090
U.S. Targeted Value Portfolio	$1,028,314	$1,079,746	$1,119,509
U.S. Core Equity 1 Portfolio	$265,017	$584,101	$686,031
U.S. Core Equity 2 Portfolio	$552,176	$853,763	$648,542
U.S. Vector Equity Portfolio	$131,601	$251,377	$167,706
U.S. Small Cap Portfolio	$878,641	$1,109,335	$1,355,879
U.S. Micro Cap Portfolio	$677,003	$403,804	$869,192
U.S. High Relative Profitability Portfolio	$77,201	$85,589	$65,115
DFA Real Estate Securities Portfolio	$158,546	$134,236	$127,802
U.S. Large Cap Growth Portfolio	$46,998	$55,220	$37,435
U.S. Small Cap Growth Portfolio	$114,153	$123,677	$81,554

The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by those Portfolios.

Portfolio transactions of each Portfolio will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for each Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invest. The Advisor also checks the rate of commission being paid by a Portfolio to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

Subject to the duty to seek to obtain best price and execution, transactions of the Portfolios may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Boards of Directors of DFAIDG and DIG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Portfolios (except the U.S. Large Company Portfolio and U.S. Large Cap Equity Portfolio) may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolios with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic

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trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for the Portfolios permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2025, the Portfolios and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any of the Portfolio's brokerage transactions to a broker because of research services provided.

Certain Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). The table below lists the regular brokers or dealers of each Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2025, as well as the value of such securities held by the Portfolio as of October 31, 2025.

Portfolio	Broker or Dealer	Value of Securities
U.S. Large Cap Equity Portfolio	Bank of America Corp.	$9,278,386
	Goldman Sachs Group, Inc.	$6,250,232
	Citigroup, Inc.	$5,885,613

U.S. Core Equity 1 Portfolio	Bank of America Corp.	$209,121,896
	Goldman Sachs Group, Inc.	$138,990,691
	Citigroup, Inc.	$70,062,498
	Jefferies Financial Group, Inc.	$18,358,900
	Virtu Financial, Inc.	$3,667,467

U.S. Core Equity 2 Portfolio	Bank of America Corp.	$179,214,590
	Goldman Sachs Group, Inc.	$133,482,467
	Citigroup, Inc.	$95,292,658
	Jefferies Financial Group, Inc.	$19,213,637
	Virtu Financial, Inc.	$4,590,832

U.S. Vector Equity Portfolio	Goldman Sachs Group, Inc.	$13,945,800
	Bank of America Corp.	$12,165,006
	Citigroup, Inc.	$6,309,970
	Jefferies Financial Group, Inc.	$2,927,522
	Virtu Financial, Inc.	$1,704,791

U.S. Small Cap Portfolio	Virtu Financial, Inc.	$13,565,581
	Jefferies Financial Group, Inc.	$5,404,984

U.S. Micro Cap Portfolio	Virtu Financial, Inc.	$414,282

U.S. Small Cap Growth Portfolio	Virtu Financial, Inc.	$2,851,201

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INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (“Commission” or the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Commission; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others; or

(7) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

The U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and DFA Real Estate Securities Portfolio will not:

(8) sell securities short.

The Portfolios, except the U.S. Large Cap Equity Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. High Relative Profitability Portfolio, U.S. Large Cap Growth Portfolio, and U.S. Small Cap Growth Portfolio will not:

(9) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; except that the DFA Real Estate Securities Portfolio shall invest more than 25% of its total assets in securities of companies in the real estate industry.

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The U.S. Large Cap Equity Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. High Relative Profitability Portfolio, U.S. Large Cap Growth Portfolio, and U.S. Small Cap Growth Portfolio will not:

(10) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

With respect to the investment limitation described in (5) above, the U.S. Large Company Portfolio intends to be diversified in approximately the same proportion that the S&P 500® Index is diversified, as described in the Portfolio’s prospectus. However, the Portfolio may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index, without shareholder approval, pursuant to no-action relief issued by the SEC staff. A non-diversified fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can. In such circumstances, the Portfolio may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Portfolio’s performance and result in greater fluctuation in the value of the Portfolio’s shares and greater risk of loss.

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio. The Portfolios do not currently intend to borrow money for investment purposes. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. Investment limitation (2) above also does not, among other things, prevent a Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Funds’ liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Funds have implemented the Liquidity Program, and the Boards, including a majority of the disinterested Directors, have appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

With respect to the investment limitation described in (7) above, a Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above.  A Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets.  Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

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The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Further, except with respect to a Portfolio’s limitation on borrowing, illiquid investments or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolios’ investments apply only at the time that a transaction is undertaken.

In applying the investment limitations described in (9) and (10) above, each Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

SWAPS

The Portfolios may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. The Portfolios may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Portfolios may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay a Portfolio an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Portfolio. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides a Portfolio with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Portfolio in connection with its investments in these instruments.

The swaps in which the Portfolios invest involve greater risks than if the Portfolios had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of a Portfolio and the investment performance of the Portfolio may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. A Portfolio's ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to a Portfolio. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Portfolios may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the

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counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to a Portfolio, or the Portfolio may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Portfolios' swaps transactions in accordance with the Fund's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, a Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Portfolio is also subject to the risk that the FCM could use the Portfolio's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
The Advisor and the Fund do not consider a Portfolio's obligations under swap contracts senior securities and, accordingly, the Portfolios will not treat them as being subject to the Portfolios' borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that a Portfolio cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges

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are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Portfolios, may increase the cost of the Portfolios' investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FUTURES CONTRACTS

Each Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity

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futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio, the Portfolio may incur additional compliance and other expenses.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to

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cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of a Portfolio’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of a Portfolio’s investments.

CASH MANAGEMENT PRACTICES

Each Portfolio engages in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, a Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. Each Portfolio may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolios may invest cash in the following permissible investments:

Portfolios	Permissible Cash Investments*

U.S. Large Company Portfolio
U.S. Large Cap Equity Portfolio
U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
U.S. High Relative Profitability Portfolio
DFA Real Estate Securities Portfolio
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

* With respect to fixed income instruments, except in connection with corporate actions, the Portfolios will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

** Investments in money market mutual funds may involve duplication of certain fees and expenses.

REFLOW REDEMPTION SERVICE

A Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares

10

when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. A Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios' Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolios' activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolios and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Portfolio to maintain cash reserves, reduce Portfolio transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that a Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

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WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

Each Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, each Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  Each Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time a Portfolio enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a Portfolio committed to pay or receive for the security.  A Portfolio will lose money if the value of a purchased security falls below the purchase price and a Portfolio will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

EXCHANGE TRADED FUNDS

Each Portfolio may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Portfolios invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. Each Portfolio also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Portfolios with the expectation that they will be held for longer than one year. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Boards of Directors of the Fund (collectively, the "Board") is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the

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disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

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The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to

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discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted

15

that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	DFAIDG –Since 2021 DIG – Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	DFAIDG –Since 2017; DIG – Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	DFAIDG –Since 2019 DIG – Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	DFAIDG –Since 2021 DIG – Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

16

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	DFAIDG – Since 2024 DIG – Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	DFAIDG – Since 2000; DIG – Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member, and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	DFAIDG –Since 2021 DIG – Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	DFAIDG –Since 2019 DIG – Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director of DFAIDG and DIG since 2021 Co-Chief Executive Officer of DFAIDG and DIG since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018), Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director of DFAIDG and DIG since 2021 Co-Chief Executive Officer since 2017 of DFAIDG and DIG Co-Chief Investment Officer of DFAIDG and DIG since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolios of the Funds in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:

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Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds
Interested Directors:
David P. Butler

U.S. Large Company Portfolio – $50,001-$100,000

U.S. Small Cap Value Portfolio – Over $100,000

U.S. Vector Equity – Over $100,000

U.S. Micro Cap Portfolio – Over $100,000

U.S. High Relative Profitability Portfolio – Over $100,000

Over $100,000
Gerard K. O’Reilly	None	Over $100,000

*  As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Funds during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same period. The table also provides the compensation paid by each Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

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Name and Position	Aggregate Compensation from DFAIDG	Aggregate Compensation from DIG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	$25,536	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	$27,350	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	$25,536	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	$25,536	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	$25,536	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	$27,350	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	$25,536	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	$35,210	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	$25,715	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

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Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

22

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

23

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

24

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

25

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

26

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

27

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

28

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios. The services provided by State Street are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Portfolios pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio's pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolios.

Custodian

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the Portfolios. The custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios. Pursuant to an Investment Management Agreement with each Portfolio, the Advisor is responsible for the management of their respective assets.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its

31

affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios' prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds.

32

Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio. Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to the Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios paid management fees to the Advisor as set forth in the following table.

Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

U.S. Large Company Portfolio	2025	$7,548	($1,511)	$6,037	*
	2024	$6,965	($1,943)	$5,022
	2023	$6,052	($1,350)	$4,702

U.S. Large Cap Equity Portfolio	2025	$2,131	None	$2,131
	2024	$1,787	None	$1,787
	2023	$1,619	None	$1,619

U.S. Small Cap Value Portfolio	2025	$44,487	None	$44,487
	2024	$43,087	None	$43,087
	2023	$38,706	None	$38,706

U.S. Targeted Value Portfolio	2025	$35,616	($1,002)	$34,614	*
	2024	$34,783	($608)	$34,175	*
	2023	$32,245	None	$32,245

U.S. Core Equity 1 Portfolio	2025	$42,736	None	$42,736
	2024	$40,049	None	$40,049
	2023	$34,739	None	$34,739

U.S. Core Equity 2 Portfolio	2025	$53,948	($2,846)	$51,102	*
	2024	$52,127	($2,806)	$49,321
	2023	$47,604	None	$47,604

U.S. Vector Equity Portfolio	2025	$10,441	None	$10,441
	2024	$11,874	None	$11,874
	2023	$10,914	None	$10,914

U.S. Small Cap Portfolio	2025	$40,680	($1,212)	$39,468	*
	2024	$38,355	($772)	$37,583	*
	2023	$34,674	None	$34,674

U.S. Micro Cap Portfolio	2025	$26,027	None	$26,027
	2024	$26,737	None	$26,737
	2023	$24,759	None	$24,759

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U.S. High Relative Profitability Portfolio	2025	$10,131	($278)	$9,853	*
	2024	$9,640	None	$9,640
	2023	$8,868	None	$8,868

DFA Real Estate Securities Portfolio	2025	$11,905	($1,794)	$10,111
	2024	$12,050	($1,525)	$10,525
	2023	$12,831	($1,815)	$11,016

U.S. Large Cap Growth Portfolio	2025	$5,575	None	$5,575
	2024	$4,996	None	$4,996
	2023	$3,949	None	$3,949

U.S. Small Cap Growth Portfolio	2025	$4,268	None	$4,268
	2024	$3,240	None	$3,240
	2023	$2,479	None	$2,479

*	After waiver and recoupment of fees previously waived

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the Portfolios below will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement for such Portfolios shall continue in effect from year to year thereafter unless terminated by a Fund or the Advisor. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

U.S. Large Company Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies) (“Portfolio Expenses”) of the Institutional Class of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed below as a percentage of the average net assets of the Institutional Class of the Portfolio (the “Annualized Expense Ratio”). At any time that the annualized Portfolio Expenses of the Institutional Class of the Portfolio are less than the Annualized Expense Ratio identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of such class of the Portfolio to exceed the applicable Annualized Expense Ratio identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Annualized Expense Ratio
U.S. Large Company Portfolio	0.08%

U.S. Targeted Value Portfolio

The Advisor has contractually agreed to waive its management fee and to assume the U.S. Targeted Value Portfolio’s Institutional Class expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class to the rate listed below as a percentage of the Portfolio’s average net assets of the Institutional

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Class on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Portfolio’s Institutional Class are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of the Institutional Class to exceed the applicable Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
U.S. Targeted Value Portfolio*	0.29%

* Prior to February 28, 2024, the Expense Limitation Amount in the Amended and Restated Fee Waiver Agreement was 0.50% of the average net assets of a class of the U.S. Targeted Value Portfolio on an annualized basis.

U.S. Large Cap Equity Portfolio

U.S. Core Equity 1 Portfolio

U.S. Core Equity 2 Portfolio

U.S. Vector Equity Portfolio

DFA Real Estate Securities Portfolio

U.S. Small Cap Portfolio

U.S. Micro Cap Portfolio

U.S. Large Cap Growth Portfolio

U.S. Small Cap Growth Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the following Portfolios (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of such class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
U.S. Large Cap Equity Portfolio	0.19%
U.S. Core Equity 1 Portfolio	0.23%
U.S. Core Equity 2 Portfolio*	0.18%
U.S. Vector Equity Portfolio	0.36%
DFA Real Estate Securities Portfolio	0.18%
U.S. Small Cap Portfolio	0.27%
U.S. Micro Cap Portfolio	0.41%
U.S. Large Cap Growth Portfolio	0.20%
U.S. Small Cap Growth Portfolio	0.40%

* Prior to February 28, 2024, the Expense Limitation Amount in the Amended and Restated Fee Waiver Agreement was 0.26% of the average net assets of a class of the U.S. Core Equity 2 Portfolio on an annualized basis.

U.S. High Relative Profitability Portfolio

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Pursuant to a Fee Waiver and Expense Assumption Agreement (the “Fee Waiver Agreement”) for the Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and the Short Term Series, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio will not reimburse the Advisor for fees waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
U.S. High Relative Profitability Portfolio*	0.22%

* Prior to February 28, 2025, the Expense Limitation Amount in the Amended and Restated Fee Waiver Agreement was 0.25% of the average net assets of a class of the U.S. High Relative Profitability Portfolio on an annualized basis.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.

U.S. Large Company Portfolio	Jed S. Fogdall, Joseph F. Hohn and Joel P. Schneider

U.S. Large Cap Equity Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, DFA Real Estate Securities Portfolio, U.S. High Relative Profitability Portfolio, and U.S. Large Cap Growth Portfolio

Jed S. Fogdall, John A. Hertzer, and Allen Pu
U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, and U.S. Small Cap Growth Portfolio	Jed S. Fogdall, Joel P. Schneider and Marc C. Leblond

Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

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John A. Hertzer

• 32 U.S. registered mutual funds with $217,244 million in total assets under management.

• 3 unregistered pooled investment vehicles with $7,191 million in total assets under management.

• 2 other accounts with $9,882 million in total assets under management.

Joseph F. Hohn

• 32 U.S. registered mutual funds with $211,168 million in total assets under management.

• 7 unregistered pooled investment vehicles with $1,153 million in total assets under management.

• 2 other accounts with $4,355 million in total assets under management.

Marc C. Leblond

• 14 U.S. registered mutual funds with $85,514 million in total assets under management.

• 3 unregistered pooled investment vehicles with $1,476 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 17 other accounts with $7,621 million in total assets under management.

Allen Pu

• 70 U.S. registered mutual funds with $338,223 million in total assets under management.

• 16 unregistered pooled investment vehicles with $29,175 million in total assets under management.

• 0 other accounts.

Joel P. Schneider

• 43 U.S. registered mutual funds with $244,419 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 4 other accounts with $4,771 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or

37

may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises. For more information regarding the potential conflicts of interest with respect to the Portfolios operating a multi-class ETF fund structure, please see the "Other Information-Multi-Class ETF Fund Structure" section of the Prospectus.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned

U.S. Large Company Portfolio	Jed S. Fogdall Joseph F. Hohn Joel P. Schneider	None $50,001 - $100,000 None

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Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
U.S. Large Cap Equity Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None

U.S. Small Cap Value Portfolio	Jed S. Fogdall Joel P. Schneider Marc C. Leblond	None $1 - $10,000 $10,001 - $50,000
U.S. Targeted Value Portfolio	Jed S. Fogdall Joel P. Schneider Marc C. Leblond	None $1 - $10,000 $10,001 - $50,000

U.S. Core Equity 1 Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	Over $1,000,000 $500,001 - $1,000,000 None

U.S. Core Equity 2 Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
U.S. Vector Equity Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
U.S. Small Cap Portfolio	Jed S. Fogdall Joel P. Schneider Marc C. Leblond	None $1 - $10,000 $10,001 - $50,000

U.S. Micro Cap Portfolio	Jed S. Fogdall Joel P. Schneider Marc C. Leblond	None $1 - $10,000 $100,001-$500,000

U.S. High Relative Profitability Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
DFA Real Estate Securities Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None

U.S. Large Cap Growth Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
U.S. Small Cap Growth Portfolio	Jed S. Fogdall Marc C. Leblond Joel P. Schneider	None $10,001 - $50,000 $1 - $10,000

GENERAL INFORMATION

DFAIDG was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc. Until September 1995, U.S. Small Cap Value Portfolio was named U.S. Small Cap High Book to Market Portfolio; and U.S. Micro Cap Portfolio was named The Small Company Shares. From September 1995 until December 1996, The DFA Real Estate Securities Portfolio was named DFA/AEW Real Estate Securities Portfolio. Until September 1995, the U.S. Small Cap Value Portfolio was named The U.S. Small Cap

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High Book to Market Portfolio. From September 1995 until August 1997, the U.S. Small Cap Value Portfolio was named the U.S. Small Cap Value Portfolio. From August 1997 to April 1, 2001, the U.S. Small Cap Value Portfolio was known as the U.S. 6-10 Value Portfolio. From September 1995 until April 1, 2001, the U.S. Micro Cap Portfolio was named the U.S. 9-10 Small Company Portfolio. From April 1, 2001 to December 12, 2006, the U.S. Targeted Value Portfolio was known as the U.S. Small XM Value Portfolio. Prior to April 1, 2001, the U.S. Targeted Value Portfolio, the U.S. Small Cap Value Portfolio, the U.S. Small Cap Portfolio and the U.S. Micro Cap Portfolio were known as the U.S. 4-10 Value Portfolio, the U.S. 6-10 Value Portfolio, the U.S. 6-10 Small Company Portfolio and the U.S. 9-10 Small Company Portfolio, respectively. Effective as of March 30, 2007, the U.S. Targeted Value Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Targeted Value Series, a master fund in which the U.S. Targeted Value Portfolio invested. Effective as of February 28, 2009, the U.S. Small Cap Value Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Small Cap Value Series, a master fund in which the U.S. Small Cap Value Portfolio invested. Effective as of February 28, 2009, the U.S. Small Cap Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Small Cap Series, a master fund in which the U.S. Small Cap Portfolio invested. Effective as of February 28, 2009, the U.S. Micro Cap Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Micro Cap Series, a master fund in which the U.S. Micro Cap Portfolio invested.

DIG was incorporated under Maryland law on March 19, 1990. DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to the February 1992 amendment to the Articles of Incorporation, DIG was known as DFA U.S. Large Cap Portfolio Inc. Until May 8, 2010, U.S. Large Company Portfolio was named U.S. Large Company Institutional Index Portfolio. Effective as of September 10, 2010, the U.S. Large Company Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Large Company Series, a master fund in which the U.S. Large Company Portfolio invested.

CODE OF ETHICS

The Funds, the Advisor, and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios. The Code of Ethics is designed to ensure that access persons act in the interest of a Portfolio, and their shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by a Portfolio unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has generally identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter. In addition, in contrast to the Institutional Class shares, the ETF Class shares are exchange traded, not individually redeemable, and do not have conversion rights. Further, due to the structural and operational differences of mutual funds and ETFs, the declaration and payment dates of dividends, and the ability to automatically reinvest such dividends, differ between Institutional and ETF Class shares, as described in the Prospectus.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider

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any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following persons beneficially owned 5% or more of the outstanding securities of the Institutional Class shares of each Portfolio, as set forth below:

U.S. LARGE COMPANY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	48.59%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	17.02%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

U.S. LARGE CAP EQUITY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	51.58%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	23.53%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

SEI Private Trust Company Custodian Fbo Evercore Id 573 Trustee Evercore Wealth Management*	9.11%
1 Freedom Valley Dr
Oaks, PA 19456

U.S. SMALL CAP VALUE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	46.33%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	18.33%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

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The RBB Fund Inc Free Market US Equity Fund*	7.42%
5955 Deerfield Blvd
Mason, OH 45040

U.S. TARGETED VALUE PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	28.21%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	23.81%
101 Montgomery St
San Francisco, CA 94104

U.S. CORE EQUITY 1 PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	38.38%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	28.54%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading*	5.87%
4707 Executive Dr
San Diego, CA 92121

U.S. CORE EQUITY 2 PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	38.69%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	20.18%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA Global Equity Portfolio*	15.77%
Attn Fund Finance
6300 Bee Cave Rd Bldg 1
Austin, TX 78746

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading*	7.91%
4707 Executive Dr
San Diego, CA 92121

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U.S. VECTOR EQUITY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	48.93%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	23.86%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading*	5.18%
4707 Executive Dr
San Diego, CA 92121

U.S. SMALL CAP PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	26.80%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	24.87%
101 Montgomery St
San Francisco, CA 94104

Edward D Jones & Co For The Benefit Of Customers*	5.27%
12555 Manchester Rd
Saint Louis, MO 63131

U.S. MICRO CAP PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	55.77%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	16.32%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

The RBB Fund Inc Free Market US Equity Fund*	10.85%
5955 Deerfield Blvd
Mason, OH 45040

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	59.42%
101 Montgomery St
San Francisco, CA 94104

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National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	18.53%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading*	5.02%
4707 Executive Dr
San Diego, CA 92121

DFA REAL ESTATE SECURITIES PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	36.36%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	25.49%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

U.S. LARGE CAP GROWTH PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	50.20%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	22.82%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading*	6.53%
4707 Executive Dr
San Diego, CA 92121

U.S. SMALL CAP GROWTH PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	26.84%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	26.52%
101 Montgomery St
San Francisco, CA 94104

Raymond James & Assoc Inc Fbo Rj 1339U538*	5.01%
880 Carillon Parkway
St Petersburg, FL 33716

*   Owner of record only (omnibus).

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PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all of the Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of any Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of a Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

Conversions

A shareholder holding Institutional Class shares of a Portfolio may convert those shares to ETF Class shares issued by the same Portfolio to the extent supported by the shareholder's financial intermediary. Shareholders

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should contact their financial intermediary to determine the eligibility of their account for such a conversion. ETF Class shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to Institutional Class shares of the Portfolio or exchanged for ETF Class shares of another Portfolio.

In contrast to the Institutional Class shares, however, ETF Class shares must be held in a brokerage account. Accordingly, shareholders that hold Institutional Class shares in an account directly with a Portfolio through its transfer agent, or in a brokerage account that only allows the shareholder to hold mutual fund shares, will need to independently designate an eligible brokerage account for holding the ETF Class shares prior to a conversion. Shareholders that hold Institutional Class shares in a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Class shares and should check with their plan sponsor or recordkeeper regarding eligibility.

A conversion from Institutional Class shares to ETF Class shares of a Portfolio will be processed at the relative NAVs of the respective share classes at the time of conversion. Since Depository Trust Company (DTC) (or its nominee) serves as the record owner of, and holds legal title to, the ETF Class shares of a Portfolio and does not support the distribution and transfer of fractional shares, a shareholder may be unable to convert a small portion of their Institutional Class shares into ETF Class shares.

For example, if a shareholder’s Institutional Class shares were equal to 15.25 ETF Class shares based on the relative NAVs of the classes, DTC’s system would only account for the transfer of 15 whole ETF Class shares. If a shareholder’s financial intermediary does not accommodate the ownership of fractional shares of ETFs (e.g., while DTC’s systems do not allow for the distribution and transfer of fractional shares of ETFs, a financial intermediary may acquire whole shares of an ETF and allocate fractional shares of such ETF to its clients that are recorded on the intermediary’s books), a shareholder would be required to redeem the portion of their Institutional Class shares investment equal to 0.25 fractional ETF Class shares. Albeit small, such redemption would be a taxable event. Shareholders will not otherwise recognize a taxable gain (or loss) on the conversion of Institutional Class shares of a Portfolio into ETF Class shares.

Shareholders should contact their financial intermediary to determine whether a conversion or the redemption of fractional shares may be subject to fees and expenses. The Portfolios do not impose a transaction fee on conversions but reserve the right to change such policy or to limit, temporarily suspend, or terminate the conversion privilege in the future.

Investors owning Institutional Class shares in an account directly with a Portfolio through its transfer agent should first contact the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed conversion and then send a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding conversions. The length of the conversion process will depend on a shareholder’s financial intermediary, but may take several days from the date of the request. Shareholders will remain fully invested in their Institutional Class shares until the conversion process is complete.

A blackout period for conversions into ETF Class shares may be imposed by a Portfolio around the dates the Portfolio declares dividends. This may be necessary to accommodate the operational requirements of certain financial intermediaries.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and

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thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income

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and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

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• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions – Pass-through of foreign tax credits” below.

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Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

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Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Portfolio may choose to report the special character of “qualified REIT dividends” provided both the Portfolio and the shareholder meet certain holding period requirements. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, Portfolio shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). For example, the amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

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Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

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• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio. The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes. Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in

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character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

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Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as

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qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

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• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income

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earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

FIRPTA “wash sale” rule. If the Portfolio is a domestically controlled qualified investment entity and a non-U.S. shareholder of the Portfolio (i) disposes of his interest in the Portfolio during the 30-day period preceding the Portfolio distribution that would have been treated as FIRPTA gain under the look-through rule described above, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the distribution, and (iii) does not in fact receive the distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on sale of Portfolio shares as FIRPTA gain. In addition, a sale or redemption of Portfolio shares will be FIRPTA gain only if –

• As a non-U.S. shareholder, you own more than 5% of a class of shares in the Portfolio;

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• The Portfolio is not domestically controlled (50% or more in value of the Portfolio has been owned directly or indirectly by non-U.S. shareholders during the 5-year period ending on the date of disposition); and

• 50% or more of the Portfolio’s assets consist of: (1) more-than 5% interests in publicly traded companies that are United States Real Property Holding Corporations (“USRPHC”), (2) interests in non-publicly traded companies that are USRPHCs, and (3) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Portfolio owns more than 10%.

In the unlikely event that the Portfolio meets the requirements described above, the gain will be taxed as income “effectively connected with a U.S. trade or business.” As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or

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more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolios, such as authorized traders of the Advisor.

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The Advisor seeks to vote (or refrains from voting) proxies for the Portfolios in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolios, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Portfolio where the Advisor has agreed to assume the costs of the Portfolio’s voting expenses because, for such Portfolio, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of the Fund , as applicable.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of a Portfolio. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a Portfolio of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not

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associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each Portfolio and country periodically, no less frequently than annually. In certain circumstances, for example, for a Portfolio with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for such Portfolio. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that the Portfolio’s vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolios if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons

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experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the Portfolios voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

From time to time, the Advisor and/or a Portfolio may provide a list of securities that the Portfolio would expect to distribute in-kind upon a request by a shareholder to redeem shares in-kind (the “Redemption Basket”) on the Advisor’s public website. Any such Redemption Basket may be posted daily on its public website as disclosed in the prospectus of the Portfolio.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Callan Associates	Monitoring investor exposure and investment strategy	Quarterly
Cambridge Associates Limited	Monitoring investor exposure and investment strategy	Monthly
Citibank, N.A.	Fund Custodian	Daily

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Recipient	Business Purpose	Frequency
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Crewcial Partners	Monitoring investor exposure and investment strategy	Monthly
HighGround Advisors	Monitoring investor exposure and investment strategy	Quarterly
Institutional Shareholder Services	Proxy voting services	Daily
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Meketa Investment Group	Monitoring investor exposure and investment strategy	Monthly
Mercer, LLC	Monitoring investor exposure and investment strategy	Monthly
NEPC, LLC	Monitoring investor exposure and investment strategy	Monthly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request
R.V. Kuhns & Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Securities Finance Trust Company	Securities lending agent	Daily
SS&C GIDS, Inc.	Transfer Agent	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily
TIAA Kaspick	Monitoring investor exposure and investment strategy	Upon Request
Verus Advisory, Inc.	Monitoring investor exposure and investment strategy	Monthly
Willis Towers Watson	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. Neither the Portfolios, Advisor or any other party receives compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and each Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) a Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would

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be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of a Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of a Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of a Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

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 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on a Portfolio’s website.

SECURITIES LENDING

The Board of the following Portfolios (collectively, the “Securities Lending Portfolios”) has approved their participation in a securities lending program. Under the securities lending program, Securities Finance Trust Company serves as the securities lending agent for those Securities Lending Portfolios (the "Securities Lending Agent").

For the fiscal year ended October 31, 2025, the income earned by the Securities Lending Portfolios, as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agency/authorization agreement between the Portfolios and the Securities Lending Agent, were as follows:

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Fees and/or compensation from securities lending activities and related services:
Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
U.S. Large Company Portfolio	$3,228,884	$4,484	$36,865	–	–	$3,103,903	–	$3,145,252	$83,632
U.S. Large Cap Equity Portfolio	$759,667	$1,180	$7,846	–	–	$727,445	–	$736,471	$23,196
U.S. Small Cap Value Portfolio	$36,083,792	$64,042	$377,753	–	–	$34,368,739	–	$34,810,534	$1,273,258
U.S. Targeted Value Portfolio	$32,883,780	$61,014	$350,008	–	–	$31,220,116	–	$31,631,138	$1,252,642
U.S. Core Equity 1 Portfolio	$43,064,696	$66,891	$466,798	–	–	$41,153,579	–	$41,687,268	$1,377,428
U.S. Core Equity 2 Portfolio	$38,824,834	$101,534	$386,202	–	–	$36,241,778	–	$36,729,514	$2,095,320
U.S. Vector Equity Portfolio	$4,478,027	$15,253	$46,310	–	–	$4,176,912	–	$4,238,475	$239,552
U.S. Small Cap Portfolio	$59,911,443	$123,365	$665,503	–	–	$56,640,857	–	$57,429,725	$2,481,718
U.S. Micro Cap Portfolio	$22,694,294	$69,846	$253,584	–	–	$21,096,360	–	$21,419,790	$1,274,504
U.S. High Relative Profitability Portfolio	$2,079,681	$2,638	$23,540	–	–	$2,004,766	–	$2,030,944	$48,737
DFA Real Estate Securities Portfolio	$7,344,119	$15,337	$105,383	–	–	$6,913,232	–	$7,033,952	$310,167
U.S. Large Cap Growth Portfolio	$788,557	$989	$8,759	–	–	$758,879	–	$768,627	$19,930
U.S. Small Cap Growth Portfolio	$4,563,796	$8,775	$51,865	–	–	$4,320,177	–	$4,380,817	$182,979
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolios' annual financial statements due to timing differences, reconciliations and certain other adjustments.

For the fiscal year ended October 31, 2025, the Securities Lending Agent provided the following services for their respective Securities Lending Portfolios in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolios; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to

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guidelines or restrictions provided by the Portfolios; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolios at loan termination.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios' annual financial statements. The audited financial statements and financial highlights of the Portfolios for their fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

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that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

ETF CLASS SHARES

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers one-hundred and three series of shares. Dimensional Investment Group Inc. (“DIG”) is an open-end management investment company that offers ten series of shares. DFAIDG and DIG are collectively referred to as the “Fund” in this Statement of Additional Information (“SAI”). This SAI relates to the ETF Class shares of twelve series of DFAIDG, and one series of DIG (individually, a “Portfolio” and collectively, the “Portfolios”):

Portfolio:	Exchange:	Ticker:
U.S. Large Company Portfolio	The Nasdaq Stock Market LLC	DLCU
U.S. Large Cap Equity Portfolio	The Nasdaq Stock Market LLC	DSLE
U.S. Small Cap Value Portfolio	NYSE Arca, Inc.	DSSV
U.S. Targeted Value Portfolio	NYSE Arca, Inc.	DSTV
U.S. Core Equity 1 Portfolio	NYSE Arca, Inc.	DSEO
U.S. Core Equity 2 Portfolio	NYSE Arca, Inc.	DSCE
U.S. Vector Equity Portfolio	NYSE Arca, Inc.	DSVE
U.S. Small Cap Portfolio	NYSE Arca, Inc.	DSCS
U.S. Micro Cap Portfolio	NYSE Arca, Inc.	DFMC
U.S. High Relative Profitability Portfolio	NYSE Arca, Inc.	DSHP
DFA Real Estate Securities Portfolio	NYSE Arca, Inc.	DSRE
U.S. Large Cap Growth Portfolio	The Nasdaq Stock Market LLC	DULG
U.S. Small Cap Growth Portfolio	The Nasdaq Stock Market LLC	DUSG

This SAI is not a Prospectus but should be read in conjunction with the Prospectus for the ETF Class shares of the Portfolios dated February 28, 2026, as amended from time to time. As of the date of this SAI, the ETF Class shares of the Portfolios have not yet commenced operations. The audited financial statements and financial highlights of the Institutional Class shares of the Portfolios for their fiscal year ended October 31, 2025 are incorporated by reference from DFAIDG’s (here and here) and DIG’s Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the above address or by calling the above telephone number.

GENERAL INFORMATION

DFAIDG was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc. Until September 1995, U.S. Small Cap Value Portfolio was named U.S. Small Cap High Book to Market Portfolio; and U.S. Micro Cap Portfolio was named The Small Company Shares. From September 1995 until December 1996, The DFA Real Estate Securities Portfolio was named DFA/AEW Real Estate Securities Portfolio. Until September 1995, the U.S. Small Cap Value Portfolio was named The U.S. Small Cap High Book to Market Portfolio. From September 1995 until August 1997, the U.S. Small Cap Value Portfolio was named the U.S. Small Cap Value Portfolio. From August 1997 to April 1, 2001, the U.S. Small Cap Value Portfolio was known as the U.S. 6-10 Value Portfolio. From September 1995 until April 1, 2001, the U.S. Micro Cap Portfolio was named the U.S. 9-10 Small Company Portfolio. From April 1, 2001 to December 12, 2006, the U.S. Targeted Value Portfolio was known as the U.S. Small XM Value Portfolio. Prior to April 1, 2001, the U.S. Targeted Value Portfolio, the U.S. Small Cap Value Portfolio, the U.S. Small Cap Portfolio and the U.S. Micro Cap Portfolio were known as the U.S. 4-10 Value Portfolio, the U.S. 6-10 Value Portfolio, the U.S. 6-10 Small Company Portfolio and the U.S. 9-10 Small Company Portfolio, respectively. Effective as of March 30, 2007, the U.S. Targeted Value Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Targeted Value Series, the Master Fund in which the U.S. Targeted Value Portfolio invested. Effective as of February 28, 2009, the U.S. Small Cap Value Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Small Cap Value Series, the Master Fund in which the U.S. Small Cap Value Portfolio invested. Effective as of February 28, 2009, the U.S. Small Cap Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Small Cap Series, the Master Fund in which the U.S. Small Cap Portfolio invested. Effective as of February 28, 2009, the U.S. Micro Cap Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Micro Cap Series, the Master Fund in which the U.S. Micro Cap Portfolio invested.

DIG was incorporated under Maryland law on March 19, 1990. DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to the February 1992 amendment to the Articles of Incorporation, DIG was known as DFA U.S. Large Cap Portfolio Inc. Until May 8, 2010, U.S. Large Company Portfolio was named U.S. Large Company Institutional Index Portfolio. Effective as of September 10, 2010, the U.S. Large Company Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The U.S. Large Company Series, the Master Fund in which the U.S. Large Company Portfolio invested.

The Portfolios offer two classes of shares: Institutional Class shares and ETF Class shares. This SAI describes ETF Class shares of the Portfolios, which are listed for trading on a national securities exchange during the trading day. Institutional Class shares of the Portfolios, which are not exchange-traded and are described in a separate SAI, generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”).

Except in connection with a shareholder’s conversion of a Portfolio’s Institutional Class shares into such Portfolio’s ETF Class shares, each Portfolio offers, issues and redeems shares at net asset value (“NAV”) only in large aggregations of ETF Class shares (each a “Creation Unit”).  Creation Units typically are a specified number of ETF Class shares. Generally, a Creation Unit will consist of the following number of ETF Class shares or multiples thereof:

Portfolio	Creation Unit
U.S. Large Company Portfolio	5,000 Shares
U.S. Large Cap Equity Portfolio	25,000 Shares
U.S. Small Cap Value Portfolio	25,000 Shares
U.S. Targeted Value Portfolio	25,000 Shares
U.S. Core Equity 1 Portfolio	25,000 Shares
U.S. Core Equity 2 Portfolio	25,000 Shares

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U.S. Vector Equity Portfolio	25,000 Shares
U.S. Small Cap Portfolio	25,000 Shares
U.S. Micro Cap Portfolio	25,000 Shares
U.S. High Relative Profitability Portfolio	25,000 Shares
DFA Real Estate Securities Portfolio	25,000 Shares
U.S. Large Cap Growth Portfolio	25,000 Shares
U.S. Small Cap Growth Portfolio	25,000 Shares

In the event of liquidation of a Portfolio, the Fund may lower the number of ETF Class shares in a Creation Unit. In its discretion, the Advisor reserves the right to increase or decrease the number of a Portfolio’s ETF Class shares that constitute a Creation Unit. The Board of Directors reserves the right to declare a split or a consolidation in the number of ETF Class shares outstanding of a Portfolio, and to make a corresponding change in the number of ETF Class shares constituting a Creation Unit. Each Portfolio may issue Creation Units of its ETF Class shares to Authorized Participants (as defined in the “Creation and Redemption of Creation Units” section of this SAI) in exchange for a designated basket of portfolio investments (including cash in lieu of any portion of such investments), together with the deposit of a specified cash payment and applicable fees as described below. ETF Class shares of the Portfolios are listed and trade on NYSE Arca, Inc. ("NYSE Arca"), except for the ETF Class shares of U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio, which are listed and trade on The Nasdaq Stock Market LLC ("Nasdaq" and together with NYSE Arca, the "Exchange"), each a national securities exchange. ETF Class shares of the Portfolios are traded in the secondary market and elsewhere at market prices that may be at, above or below the NAV of the ETF Class shares of a Portfolio. ETF Class shares of the Portfolios are redeemable only in Creation Units by Authorized Participants in exchange for a designated basket of portfolio investments (including cash in lieu of any portion of such investments) together with a specified amount of cash and applicable fees as described below.

The Fund reserves the right to permit or require that creations and redemptions of ETF Class shares be effected entirely in cash, in-kind or a combination thereof. Fees imposed by a Portfolio in connection with creations and redemptions of ETF Class shares (“Transaction Fees”) and other costs associated with creations or redemptions that include cash may be higher than Transaction Fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of ETF Class shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section of this SAI for more information.

Each Portfolio is a separate series of the Fund, and shares of each class of a Portfolio represent an equal proportionate interest in the Portfolio.  All consideration received by the Fund for shares of a Portfolio and all assets of a Portfolio belong solely to that Portfolio and would be subject to liabilities related thereto.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF Class shares of a Portfolio will continue to be met. The Exchange will consider the suspension of trading in, and will commence delisting proceedings of, the ETF Class shares of a Portfolio under any of the following circumstances: (i) if the Exchange becomes aware that the Portfolio is no longer eligible to operate in reliance on the Registrant’s exemptive order or any SEC rule under the Investment Company Act of 1940 that provides relief permitting the operation of a multi-class ETF fund structure; (ii) if the ETF Class shares of the Portfolio no longer comply with the requirements set forth in the relevant listing standards of the Exchange; (iii) if following the initial 12-month period beginning upon the commencement of trading of the ETF Class shares of the Portfolio, there are fewer than 50 beneficial holders of the ETF Class shares; or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the ETF Class shares of a Portfolio from listing and trading upon termination of the class.

As is the case with other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who

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will buy and sell ETF Class shares of a Portfolio in secondary market transactions through brokers on the Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Portfolio.

The Fund reserves the right to adjust the price levels of the ETF Class shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the ETF Class shares of a Portfolio.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Portfolio on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Portfolios’ distributor, breaks them down into constituent ETF Class shares and sells such ETF Class shares directly to customers or if it chooses to couple the creation of new ETF Class shares with an active selling effort involving solicitation of secondary market demand for ETF Class shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in ETF Class shares, whether or not participating in the distribution of ETF Class shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to ETF Class shares of a Portfolio are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

The Advisor or its affiliates may purchase and resell ETF Class shares of a Portfolio through a broker-dealer to “seed” a Portfolio as it is launched, or may purchase and resell ETF Class shares of a Portfolio from other broker-dealers that have previously provided “seed” capital for a Portfolio when it was launched, or otherwise in secondary market transactions.

PORTFOLIO CHARACTERISTICS, POLICIES AND INVESTMENT PROCESS

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to each of the Portfolios. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. The Portfolios offer two classes of shares: Institutional Class shares and ETF Class shares. This SAI describes the ETF Class shares of the Portfolios. The Institutional Class shares of the Portfolios generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor. The ETF Class shares of the Portfolios, which are listed for trading on a national securities exchange during the trading day, are offered in a separate SAI.

The following information supplements the information set forth in the Prospectus. Unless otherwise indicated, the following information applies to all of the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

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Each of the Portfolios (excluding the U.S. Large Company Portfolio) is diversified under the federal securities laws and regulations. The U.S. Large Company Portfolio, however, intends to be diversified in approximately the same proportion that the S&P 500® Index is diversified, but may become “nondiversified” under the federal securities laws and regulations solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. A non-diversified fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can. In such circumstances, the U.S. Large Company Portfolio may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Portfolio’s performance and result in greater fluctuation in the value of the Portfolio’s shares and greater risk of loss.

Because the structure of the Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between investment companies and their affiliates might become applicable.

Each of the Portfolios has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment. For purposes of each 80% policy, the value of the derivatives in which a Portfolio invests will be calculated in the same way that the values of derivatives are calculated when calculating a Portfolio’s net asset value. Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Portfolio’s net asset value. Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

With respect to each Portfolio (other than U.S. Large Company Portfolio and DFA Real Estate Securities Portfolio), the Advisor has adopted a process that monitors environmental, social, and governance news and large share price movements of eligible portfolio companies to identify issuers whose future financial data may be negatively impacted to a significant degree by environmental, social, or governance factors.  The Advisor may use third party tools to assist in filtering news focused on environmental, social and governance issues.  Companies that are identified through this process are escalated to the members of the Advisor’s portfolio management team for further evaluation.  After review, if the portfolio management team determines that an issuer’s future financial data is likely to be significantly impacted, the issuer may be underweighted, temporarily excluded from further investment, or divested from a Portfolio.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Portfolios with respect to brokerage commissions. The Portfolios will incur brokerage costs when engaging in portfolio transactions for securities. However, the Portfolios will not incur any brokerage costs in connection with their purchase or redemption of shares of other investment companies managed by the Advisor.

The following table reports brokerage commissions paid by the Portfolios during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023.

Portfolio	FISCAL YEAR ENDED 2025	FISCAL YEAR ENDED 2024	FISCAL YEAR ENDED 2023
U.S. Large Company Portfolio	$119,584	$107,718	$72,820
U.S. Large Cap Equity Portfolio	$36,336	$41,597	$29,148
U.S. Small Cap Value Portfolio	$1,085,088	$1,721,689	$1,613,090
U.S. Targeted Value Portfolio	$1,028,314	$1,079,746	$1,119,509

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Portfolio	FISCAL YEAR ENDED 2025	FISCAL YEAR ENDED 2024	FISCAL YEAR ENDED 2023
U.S. Core Equity 1 Portfolio	$265,017	$584,101	$686,031
U.S. Core Equity 2 Portfolio	$552,176	$853,763	$648,542
U.S. Vector Equity Portfolio	$131,601	$251,377	$167,706
U.S. Small Cap Portfolio	$878,641	$1,109,335	$1,355,879
U.S. Micro Cap Portfolio	$677,003	$403,804	$869,192
U.S. High Relative Profitability Portfolio	$77,201	$85,589	$65,115
DFA Real Estate Securities Portfolio	$158,546	$134,236	$127,802
U.S. Large Cap Growth Portfolio	$46,998	$55,220	$37,435
U.S. Small Cap Growth Portfolio	$114,153	$123,677	$81,554
The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by those Portfolios.

Portfolio transactions of each Portfolio will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for each Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invest. The Advisor also checks the rate of commission being paid by a Portfolio to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

Subject to the duty to seek to obtain best price and execution, transactions of the Portfolios may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Boards of Directors of DFAIDG and DIG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Portfolios (except the U.S. Large Company Portfolio and U.S. Large Cap Equity Portfolio) may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolios with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for the Portfolios permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

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During the fiscal year ended October 31, 2025, the Portfolios and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any of the Portfolio's brokerage transactions to a broker because of research services provided.

Certain Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). The table below lists the regular brokers or dealers of each Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2025, as well as the value of such securities held by the Portfolio as of October 31, 2025.

Portfolio	Broker or Dealer	Value of Securities
U.S. Large Cap Equity Portfolio	Bank of America Corp.	$9,278,386
	Goldman Sachs Group, Inc.	$6,250,232
	Citigroup, Inc.	$5,885,613

U.S. Core Equity 1 Portfolio	Bank of America Corp.	$209,121,896
	Goldman Sachs Group, Inc.	$138,990,691
	Citigroup, Inc.	$70,062,498
	Jefferies Financial Group, Inc.	$18,358,900
	Virtu Financial, Inc.	$3,667,467

U.S. Core Equity 2 Portfolio	Bank of America Corp.	$179,214,590
	Goldman Sachs Group, Inc.	$133,482,467
	Citigroup, Inc.	$95,292,658
	Jefferies Financial Group, Inc.	$19,213,637
	Virtu Financial, Inc.	$4,590,832

U.S. Vector Equity Portfolio	Goldman Sachs Group, Inc.	$13,945,800
	Bank of America Corp.	$12,165,006
	Citigroup, Inc.	$6,309,970
	Jefferies Financial Group, Inc.	$2,927,522
	Virtu Financial, Inc.	$1,704,791

U.S. Small Cap Portfolio	Virtu Financial, Inc.	$13,565,581
	Jefferies Financial Group, Inc.	$5,404,984

U.S. Micro Cap Portfolio	Virtu Financial, Inc.	$414,282

U.S. Small Cap Growth Portfolio	Virtu Financial, Inc.	$2,851,201

For a Portfolio’s ETF Class shares, to the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Portfolio may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions. Such orders may be placed with an Authorized Participant in its capacity as broker-dealer, a broker-dealer that is affiliated with the Authorized Participant, or a third-party broker-dealer.

Specifically, following a Portfolio’s receipt of a creation or redemption order of ETF Class shares, to the extent such purchases or redemptions consist of a cash portion, the Portfolio may enter an order with the Authorized Participant, its affiliated broker-dealer or a third-party broker-dealer to purchase or sell the portfolio securities, as applicable. The executing broker-dealer will be required to guarantee that the Portfolio will achieve execution of its order at a price at least as favorable to the Portfolio as the Portfolio’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Price Guarantee”). Whether the execution of the order is at a price at least as favorable to the Portfolio’s ETF Class shares will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

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For a Portfolio’s ETF Class shares, an Authorized Participant agrees to pay the shortfall amount in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price more favorable than a Portfolio’s valuation of the portfolio securities, either the Portfolio or the Authorized Participant may receive the benefit of the favorable executions. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to a Portfolio’s valuation of the securities, the Portfolio will be entitled to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and the Authorized Participant will be required to pay the full amount of the actual execution transaction, up to the Maximum Additional Charge for Creations listed in the table in the “Creation and Redemption of Creation Units” section of this SAI.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price more favorable than a Portfolio’s valuation of the portfolio securities, either the Portfolio or the Authorized Participant may receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Portfolio’s valuation of the securities, the Portfolio will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs), up to the Maximum Additional Charge for Redemptions table listed in the “Creation and Redemption of Creation Units” section of this SAI.

For creation and redemption orders where a Price Guarantee is not applicable, a Portfolio reserves the right to charge a preset “Variable” fee for the cash or cash in lieu proceeds from those create and redeem orders. The Authorized Participant agrees to pay the fee, which represents the estimated costs related to purchasing or selling securities, and may include commissions, fees, taxes, foreign exchange, or other costs related to executing the Portfolio’s transactions. The Variable fee is subject to periodic review and adjustment. The fee is only made available to Authorized Participants and Market Makers but will not exceed the Maximum Additional Charge for Creations or Maximum Additional Charge for Redemptions listed in the tables in the “Creation and Redemption of Creation Units” section of this SAI.

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (“Commission” or the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Commission; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in

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commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others; or

(7) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

The U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and DFA Real Estate Securities Portfolio will not:

(8) sell securities short.

The Portfolios, except the U.S. Large Cap Equity Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. High Relative Profitability Portfolio, U.S. Large Cap Growth Portfolio, and U.S. Small Cap Growth Portfolio will not:

(9) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; except that the DFA Real Estate Securities Portfolio shall invest more than 25% of its total assets in securities of companies in the real estate industry.

The U.S. Large Cap Equity Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. High Relative Profitability Portfolio, U.S. Large Cap Growth Portfolio, and U.S. Small Cap Growth Portfolio will not:

(10) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

With respect to the investment limitation described in (5) above, the U.S. Large Company Portfolio intends to be diversified in approximately the same proportion that the S&P 500® Index is diversified, as described in the Portfolio’s prospectus. However, the Portfolio may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index, without shareholder approval, pursuant to no-action relief issued by the SEC staff. A non-diversified fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can. In such circumstances, the Portfolio may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Portfolio’s performance and result in greater fluctuation in the value of the Portfolio’s shares and greater risk of loss.

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio. The Portfolios do not currently intend to borrow money for investment purposes. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. Investment limitation (2) above also does not, among other things, prevent a Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

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Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Funds’ liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Funds have implemented the Liquidity Program, and the Boards, including a majority of the disinterested Directors, have appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

With respect to the investment limitation described in (7) above, a Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above.  A Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets.  Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Further, except with respect to a Portfolio’s limitation on borrowing, illiquid investments or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolios’ investments apply only at the time that a transaction is undertaken.

In applying the investment limitations described in (9) and (10) above, each Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

SWAPS

The Portfolios may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. The Portfolios may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

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The Portfolios may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay a Portfolio an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Portfolio. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides a Portfolio with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Portfolio in connection with its investments in these instruments.

The swaps in which the Portfolios invest involve greater risks than if the Portfolios had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of a Portfolio and the investment performance of the Portfolio may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. A Portfolio's ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to a Portfolio. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Portfolios may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to a Portfolio, or the Portfolio may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Portfolios' swaps transactions in accordance with the Fund's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, a Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering

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only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Portfolio is also subject to the risk that the FCM could use the Portfolio's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider a Portfolio's obligations under swap contracts senior securities and, accordingly, the Portfolios will not treat them as being subject to the Portfolios' borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that a Portfolio cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Portfolios, may increase the cost of the Portfolios' investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FUTURES CONTRACTS

Each Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures

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contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio, the Portfolio may incur additional compliance and other expenses.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit

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ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of a Portfolio’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of a Portfolio’s investments.

CASH MANAGEMENT PRACTICES

Each Portfolio engages in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, a Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. Each Portfolio may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

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The Portfolios may invest cash in the following permissible investments:

Portfolios	Permissible Cash Investments*

U.S. Large Company Portfolio
U.S. Large Cap Equity Portfolio
U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
U.S. High Relative Profitability Portfolio
DFA Real Estate Securities Portfolio
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

* With respect to fixed income instruments, except in connection with corporate actions, the Portfolios will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

** Investments in money market mutual funds may involve duplication of certain fees and expenses.

REFLOW REDEMPTION SERVICE

A Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. A Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios' Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolios' activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolios and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Portfolio to maintain cash reserves, reduce Portfolio

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transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that a Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

Each Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, each Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  Each Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time a Portfolio enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a Portfolio committed to pay or receive for the security.  A Portfolio will lose money if the value of a purchased security falls below the purchase price and a Portfolio will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

EXCHANGE TRADED FUNDS

Each Portfolio may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an

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investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Portfolios invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. Each Portfolio also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Portfolios with the expectation that they will be held for longer than one year. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Boards of Directors of the Fund (collectively, the "Board") is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board,

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and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

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With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new

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marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	DFAIDG –Since 2021 DIG – Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	DFAIDG –Since 2017; DIG – Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	DFAIDG –Since 2019 DIG – Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	DFAIDG –Since 2021 DIG – Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	DFAIDG – Since 2024 DIG – Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).

20

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	DFAIDG – Since 2000; DIG – Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member, and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	DFAIDG –Since 2021 DIG – Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

21

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	DFAIDG –Since 2019 DIG – Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director of DFAIDG and DIG since 2021 Co-Chief Executive Officer of DFAIDG and DIG since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018), Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

22

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director of DFAIDG and DIG since 2021 Co-Chief Executive Officer since 2017 of DFAIDG and DIG Co-Chief Investment Officer of DFAIDG and DIG since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolios of the Funds in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:

23

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds
Interested Directors:
David P. Butler

U.S. Large Company Portfolio – $50,001-$100,000

U.S. Small Cap Value Portfolio – Over $100,000

U.S. Vector Equity – Over $100,000

U.S. Micro Cap Portfolio – Over $100,000

U.S. High Relative Profitability Portfolio – Over $100,000

Over $100,000
Gerard K. O’Reilly	None	Over $100,000

*  As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Funds during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same period. The table also provides the compensation paid by each Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

24

Name and Position	Aggregate Compensation from DFAIDG	Aggregate Compensation from DIG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	$25,536	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	$27,350	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	$25,536	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	$25,536	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	$25,536	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	$27,350	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	$25,536	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	$35,210	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	$25,715	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

25

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

26

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

27

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

28

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

29

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

30

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

31

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

32

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

33

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios. The services provided by State Street are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Portfolios pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio's pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston MA 02114-2016, serves as the transfer agent for the ETF Class shares of the Portfolios.

Custodian

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the Portfolios. The custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

DFA Securities LLC (“DFAS” or the “Distributor”), a wholly owned subsidiary of the Advisor, acts as the principal underwriter in the continuous public offering of the Fund’s ETF Class shares. DFAS is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, Texas 78746.

ETF Class shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the “Creation and Redemption of Creation Units” section of this SAI. ETF Class shares of the Portfolios in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents.

The Distributor may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of the Portfolios’ ETF Class shares. Such Soliciting Dealers may also be Authorized Participants, Depository Trust Company (“DTC”) participants and/or investor services organizations.

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The Distributor may be entitled to payments from the Fund under the Rule 12b-1 plan. Except as noted, the Distributor received no other compensation from the Fund for acting as underwriter. In accordance with the Rule 12b-1 plan, each Portfolio’s ETF Class shares are authorized to pay Rule 12b-1 fees to the Distributor of up to 0.25% of the average daily net assets per year of the Portfolio’s ETF Class shares for any activities primarily intended to result in the sale of Creation Units of the Portfolio’s ETF Class shares or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of ETF Class shares of the Portfolios; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor. The 12b-1 Plan is a compensation plan. Thus, to the extent that the fee is authorized, it is payable regardless of the distribution-related expenses actually incurred and so the amount of distribution fees paid by the shares during any year may be more than actual expenses incurred pursuant to the 12b-1 Plan. With respect to the ETF Class shares, a Portfolio will not pay more than the maximum amount allowed under the 12b-1 Plan.

The Rule 12b-1 plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the ETF Class shares an attractive investment alternative, which may lead to increased assets, investment opportunities and diversification. No fees are currently paid by any Portfolio’s ETF Class shares under the Rule 12b-1 plan and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in a Portfolio. If fees were charged under the Plan, the Directors would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Rule 12b-1 plan will remain in effect for a period of one year and is renewable from year to year with respect to a Portfolio’s ETF Class shares, so long as its continuance is approved at least annually in accordance with the requirements of the 1940 Act. The Rule 12b-1 plan may not be amended to increase materially the amount of fees paid by any Portfolio unless such amendment is approved by a 1940 Act majority vote of the outstanding ETF Class shares and by a vote of the majority of those Disinterested Directors who have no direct or indirect financial interest in the Rule 12b-1 plan or in any agreements related thereto (“Rule 12b-1 Directors”). The Rule 12b-1 plan is terminable with respect to a Portfolio’s ETF Class shares at any time by a vote of a majority of the Rule 12b-1 Directors or by a 1940 Act majority vote of the outstanding ETF Class shares.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios. Pursuant to an Investment Management Agreement with each Portfolio, the Advisor is responsible for the management of their respective assets.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA

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Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to

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Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios' prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio. Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to the Advisor based on the average net assets of the respective class.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios paid management fees to the Advisor as set forth in the following table.

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Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

U.S. Large Company Portfolio	2025	$7,548	($1,511)	$6,037	*
	2024	$6,965	($1,943)	$5,022
	2023	$6,052	($1,350)	$4,702

U.S. Large Cap Equity Portfolio	2025	$2,131	None	$2,131
	2024	$1,787	None	$1,787
	2023	$1,619	None	$1,619

U.S. Small Cap Value Portfolio	2025	$44,487	None	$44,487
	2024	$43,087	None	$43,087
	2023	$38,706	None	$38,706

U.S. Targeted Value Portfolio	2025	$35,616	($1,002)	$34,614	*
	2024	$34,783	($608)	$34,175	*
	2023	$32,245	None	$32,245

U.S. Core Equity 1 Portfolio	2025	$42,736	None	$42,736
	2024	$40,049	None	$40,049
	2023	$34,739	None	$34,739

U.S. Core Equity 2 Portfolio	2025	$53,948	($2,846)	$51,102	*
	2024	$52,127	($2,806)	$49,321
	2023	$47,604	None	$47,604

U.S. Vector Equity Portfolio	2025	$10,441	None	$10,441
	2024	$11,874	None	$11,874
	2023	$10,914	None	$10,914

U.S. Small Cap Portfolio	2025	$40,680	($1,212)	$39,468	*
	2024	$38,355	($772)	$37,583	*
	2023	$34,674	None	$34,674

U.S. Micro Cap Portfolio	2025	$26,027	None	$26,027
	2024	$26,737	None	$26,737
	2023	$24,759	None	$24,759

U.S. High Relative Profitability Portfolio	2025	$10,131	($278)	$9,853	*
	2024	$9,640	None	$9,640
	2023	$8,868	None	$8,868

DFA Real Estate Securities Portfolio	2025	$11,905	($1,794)	$10,111
	2024	$12,050	($1,525)	$10,525
	2023	$12,831	($1,815)	$11,016

U.S. Large Cap Growth Portfolio	2025	$5,575	None	$5,575
	2024	$4,996	None	$4,996
	2023	$3,949	None	$3,949

U.S. Small Cap Growth Portfolio	2025	$4,268	None	$4,268
	2024	$3,240	None	$3,240

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	2023	$2,479	None	$2,479

*	After waiver and recoupment of fees previously waived

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to a Fee Waiver and Expense Assumption Agreement for each Portfolio’s ETF Class shares, the Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio’s ETF Class shares, as described below. The Fee Waiver and Expense Assumption Agreement will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver and Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to each Fee Waiver and Expense Assumption Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio of the ETF Class shares of a Portfolio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio’s ETF Class shares. Each Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

U.S. Large Company Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the ETF Class shares of the Portfolio to the extent necessary to reduce the ordinary operating expenses of the ETF Class shares of the Portfolio (excluding expenses incurred through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses, on an annualized basis, to the rate listed below as a percentage of the average net assets of the ETF Class shares of the Portfolio (the “Expense Limitation Amount”). At any time that the annualized Portfolio Expenses of the ETF Class shares of the Portfolio are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the ETF Class shares of the Portfolio to exceed the Expense Limitation Amount.

Portfolio	Expense Limitation Amount
U.S. Large Company Portfolio	0.08%

U.S. Large Cap Equity Portfolio

U.S. Small Cap Value Portfolio

U.S. Core Equity 1 Portfolio

U.S. Core Equity 2 Portfolio

U.S. Vector Equity Portfolio

U.S. Small Cap Portfolio

U.S. Micro Cap Portfolio

U.S. Large Cap Growth Portfolio

U.S. Small Cap Growth Portfolio

DFA Real Estate Securities Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the ETF Class shares of each of the following Portfolios (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the ETF Class shares each Portfolio, on an annualized basis, to the rates listed below as a percentage of the average net assets of the ETF Class shares of the respective Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the ETF Class shares of a Portfolio are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the

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annualized Portfolio Expenses for such Portfolio’s ETF Class shares to exceed the applicable Expense Limitation Amount identified below.

Portfolio	Expense Limitation Amount
U.S. Large Cap Equity Portfolio	0.14%
U.S. Small Cap Value Portfolio	0.31%
U.S. Core Equity 1 Portfolio	0.15%
U.S. Core Equity 2 Portfolio	0.18%
U.S. Vector Equity Portfolio	0.24%
U.S. Small Cap Portfolio	0.27%
U.S. Micro Cap Portfolio	0.41%
DFA Real Estate Securities Portfolio	0.18%
U.S. Large Cap Growth Portfolio	0.18%
U.S. Small Cap Growth Portfolio	0.32%

U.S. Targeted Value Portfolio

The Advisor has contractually agreed to waive its management fee and to assume the expenses of the ETF Class shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses, on an annualized basis, to the rate listed below as a percentage of the average net assets of the ETF Class shares of the Portfolio (the “Expense Limitation Amount”). At any time that the annualized Portfolio Expenses of the ETF Class shares of the Portfolio are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the ETF Class shares of the Portfolio to exceed the Expense Limitation Amount.

Portfolio	Expense Limitation Amount
U.S. Targeted Value Portfolio	0.29%

U.S. High Relative Profitability Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the ETF Class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and the Short Term Series, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses, on an annualized basis, to the rate listed below as a percentage of the average net assets of the ETF Class shares of the Portfolio (the “Expense Limitation Amount”). At any time that the annualized Portfolio Expenses of the ETF Class shares of the Portfolio are less than the Expense Limitation Amount identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the ETF Class shares of the Portfolio to exceed the Expense Limitation Amount.

Portfolio	Expense Limitation Amount
U.S. High Relative Profitability Portfolio	0.22%

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PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.

U.S. Large Company Portfolio	Jed S. Fogdall, Joseph F. Hohn and Joel P. Schneider

U.S. Large Cap Equity Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, DFA Real Estate Securities Portfolio, U.S. High Relative Profitability Portfolio, and U.S. Large Cap Growth Portfolio

Jed S. Fogdall, John A. Hertzer, and Allen Pu
U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, and U.S. Small Cap Growth Portfolio	Jed S. Fogdall, Joel P. Schneider and Marc C. Leblond

Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

John A. Hertzer

• 32 U.S. registered mutual funds with $217,244 million in total assets under management.

• 3 unregistered pooled investment vehicles with $7,191 million in total assets under management.

• 2 other accounts with $9,882 million in total assets under management.

Joseph F. Hohn

• 32 U.S. registered mutual funds with $211,168 million in total assets under management.

• 7 unregistered pooled investment vehicles with $1,153 million in total assets under management.

• 2 other accounts with $4,355 million in total assets under management.

Marc C. Leblond

• 14 U.S. registered mutual funds with $85,514 million in total assets under management.

• 3 unregistered pooled investment vehicles with $1,476 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 17 other accounts with $7,621 million in total assets under management.

Allen Pu

• 70 U.S. registered mutual funds with $338,223 million in total assets under management.

• 16 unregistered pooled investment vehicles with $29,175 million in total assets under management.

• 0 other accounts.

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Joel P. Schneider

• 43 U.S. registered mutual funds with $244,419 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 4 other accounts with $4,771 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

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• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises. For more information regarding the potential conflicts of interest with respect to the Portfolios operating a multi-class ETF fund structure, please see the "Other Information-Multi-Class ETF Fund Structure" section of the Prospectus.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
U.S. Large Company Portfolio	Jed S. Fogdall Joseph F. Hohn Joel P. Schneider	None $50,001 - $100,000 None
U.S. Large Cap Equity Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
U.S. Small Cap Value Portfolio	Jed S. Fogdall Joel P. Schneider Marc C. Leblond	None $1 - $10,000 $10,001 - $50,000
U.S. Targeted Value Portfolio	Jed S. Fogdall Joel P. Schneider Marc C. Leblond	None $1 - $10,000 $10,001 - $50,000
U.S. Core Equity 1 Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	Over $1,000,000 $500,001 - $1,000,000 None
U.S. Core Equity 2 Portfolio	Jed S. Fogdall John A. Hertzer	None None

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Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
	Allen Pu	None
U.S. Vector Equity Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
U.S. Small Cap Portfolio	Jed S. Fogdall Joel P. Schneider Marc C. Leblond	None $1 - $10,000 $10,001 - $50,000
U.S. Micro Cap Portfolio	Jed S. Fogdall Joel P. Schneider Marc C. Leblond	None $1 - $10,000 $100,001 - $500,000
U.S. High Relative Profitability Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
DFA Real Estate Securities Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
U.S. Large Cap Growth Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
U.S. Small Cap Growth Portfolio	Jed S. Fogdall Marc C. Leblond Joel P. Schneider	None $10,001 - $50,000 $1 - $10,000

CODE OF ETHICS

The Funds, the Advisor, and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios. The Code of Ethics is designed to ensure that access persons act in the interest of a Portfolio, and their shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by a Portfolio unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The ETF Class shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and generally has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter. In addition, in contrast to the Institutional Class shares, the ETF Class shares are exchange traded, not individually redeemable, and do not have conversion rights. Further, due to the structural and operational differences of mutual funds and ETFs, the declaration and payment dates of dividends, and the ability to automatically reinvest such dividends, differ between Institutional and ETF Class shares, as described in the Prospectus.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be

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entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

Book Entry Only System.  The following information supplements and should be read in conjunction with the relevant information included in the Prospectus. DTC Acts as securities depository for ETF Class shares.  ETF Class shares of the Portfolios are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), NYSE MKT and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of ETF Class shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in ETF Class shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of ETF Class shares.  No Beneficial Owner shall have the right to receive a certificate representing such ETF Class shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows.  Pursuant to the Depositary Agreement between the Fund and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the ETF Class shares of a Portfolio held by each DTC Participant.  The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding ETF Class shares, directly or indirectly, through such DTC Participant.  The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Portfolio distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Portfolio ETF Class shares.  DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Class shares of a Portfolio as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Class shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

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The Fund has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such ETF Class shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.  DTC may decide to discontinue providing its service with respect to ETF Class shares at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Fund shall take action to find a replacement for DTC to perform its functions at a comparable cost.

PRINCIPAL HOLDERS OF SECURITIES

Because the ETF Class shares of the Portfolios have not been offered prior to the date of this SAI, no person beneficially owned 5% or more of the outstanding ETF Class shares of the Portfolios as of the date of this SAI.

CREATION AND REDEMPTION OF CREATION UNITS

General

Except in connection with a shareholder's conversion of a Portfolio's Institutional Class shares into such Portfolio's ETF Class shares, each Portfolio issues ETF Class shares only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load. ETF Class shares are priced at the NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Transfer Agent in proper form. A “Business Day” with respect to each Portfolio's ETF Class shares is any day on which the Exchange on which the ETF Class shares are listed for trading is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when the Exchange closes earlier than normal, the Portfolios may require orders to be placed earlier in the day. Although it is expected that the same holidays will be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

Each Portfolio effects creations and redemptions only to and from broker-dealers and large institutional investors that have entered into authorized participant agreements, as described further below. Each Portfolio may issue and redeem Creation Units of its ETF Class shares in exchange for a designated basket of portfolio investments (including any portion of such investments for which cash may be substituted), together with an amount of cash and any applicable fees, as described below, or ETF Class shares may be offered and redeemed partially or solely for cash. For each Portfolio, the Fund reserves the right to permit or require that creations and redemptions of ETF Class shares be effected entirely in cash, in-kind or a combination thereof.

To the extent the Portfolios engage in in-kind transactions, the Portfolios intend to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant (as defined below under “Procedures for Creation of Creation Units”) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.

The Portfolios may utilize custom creation or redemption baskets consistent with Rule 6c-11. Custom orders may be required to be received by the Transfer Agent by 3:00 p.m., Eastern Time, to be effectuated based on the Portfolio’s NAV on that Business Day. A custom order may be placed when, for example, an Authorized Participant cannot transact in an instrument in the in-kind creation or redemption basket and therefore has additional cash included in lieu of such instrument. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. These policies and procedures provide detailed parameters for the construction and acceptance of custom baskets that are in the best interests of a Portfolio and its shareholders, including the process for any revisions to, or deviations from, those

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parameters, and specify the titles or roles of the employees of the Advisor who are required to review each custom basket for compliance with the parameters.

Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Creations

Deposit of Investments/Delivery of Cash.  The consideration for purchase of Creation Units of a Portfolio generally consists of the in-kind deposit of a designated portfolio of investments (including cash in lieu of any portion of such investments) determined by the Portfolio (“Deposit Securities”) and a specified amount of cash (the “Cash Component”), computed as described below, together with applicable creation transaction fees (as described below). Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” applicable to creation requests received in proper form, subject to amendment or correction as described below.

The Cash Component, also commonly referred to as the balancing amount, is an amount equal to the difference between (i) the NAV of the ETF Class shares of a Portfolio (per Creation Unit); and (ii) the “Deposit Amount,” which is the amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. With respect to certain purchases, the Fund may require a specified cash collateral amount be added to the required Cash Component. Payment of any tax, stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

Creation Units may also be sold partially or solely for cash. When partial or full cash purchases of Creation Units are available or specified for a Portfolio, such purchases will be effected in essentially the same manner as in-kind purchases of Creation Units. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would have otherwise delivered in an in-kind purchase, in addition to the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by each Portfolio. If the Authorized Participant acts as a broker for the Portfolio in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs. Notwithstanding the above, a Portfolio may determine not to charge a Transaction Fee or other costs associated with such purchases with cash when the Advisor has determined that doing so is in the best interest of Portfolio shareholders, This may occur in instances when a cash Creation Unit is accepted to facilitate the rebalance of the Portfolio’s portfolio holdings in a more tax efficient manner than could be achieved without such order, even if the decision to not charge such fees and expenses could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Portfolio’s portfolio transactions in connection with such orders.

The Custodian, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantities of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day and subject to possible amendment or correction) for the Portfolios.

The Portfolios reserve the right to accept a nonconforming (i.e., custom) Fund Deposit. In addition, the composition of the Fund Deposit may change as, among other things, corporate actions, investment rebalancing, and investment decisions by the Advisor are implemented for a Portfolio. The composition of the Fund Deposit may also change in response to adjustments to the weighting or composition of the component securities constituting a Portfolio’s investment portfolio. All questions as to the composition of the in-kind creation basket to be included in the Fund Deposit and the validity, form, eligibility, and acceptance for deposit of any instrument shall be determined by the Fund, and the Fund's determination shall be final and binding.

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Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor to create a Creation Unit of a Portfolio, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”); or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an authorized participant agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed further below).  A Participating Party and DTC Participant are collectively referred to as “Authorized Participants.” Investors should contact the Distributor for a list of current Authorized Participants.  All ETF Class shares of the Portfolios, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Placement of Creation Orders. All orders to create Creation Units must be placed for one or more Creation Unit sized aggregations of a specified number of ETF Class shares.  All standard orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Transfer Agent no later than the order cut-off time designated by the Fund (“Closing Time”) on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of the ETF Class shares of the Portfolio as next determined on such date after receipt of the order in proper form. With certain exceptions, the Closing Time for a Portfolio usually is the closing time of the regular trading session on the Exchange—i.e., ordinarily 4:00 p.m., Eastern Time. Subject to the provisions of the applicable Participant Agreement, in the case of custom orders, the order must generally be received by the Transfer Agent no later than 3:00 p.m., Eastern Time, on the date such order is placed. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor and the Transfer Agent as described below in this SAI and pursuant to procedures set forth in the Participant Agreement.  Severe economic or market disruptions or changes, or telephone or other communication systems failure, may impede the ability to reach the Distributor, Transfer Agent or Authorized Participant.

Investors other than Authorized Participants are responsible for making arrangements for a creation request to be made through an Authorized Participant. Orders to create Creation Units of a Portfolio shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. The Authorized Participant must make available on or before the prescribed settlement date, by means satisfactory to a Portfolio, immediately available or same day funds estimated by the Portfolio to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Portfolio have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement.  Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the broker or depository institution effecting such transfer of the Fund Deposit.

An order to create Creation Units is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (ii) all other procedures with respect to creation orders are properly followed.  The delivery of Creation Units so created will generally occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent (“T+1”). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 if necessary or appropriate under the circumstances.

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If any portion of the Cash Component and the Deposit Securities or any additional cash collateral amount specified by the Fund are not received, or do not otherwise remain in proper form as determined by the Fund through the applicable deadline specified by the Transfer Agent on the prescribed settlement date, the creation order may be rejected, revoked or canceled. Upon written notice to the Transfer Agent, such rejected, revoked or cancelled order may be resubmitted the following Business Day using a newly constituted Fund Deposit as specified by the Portfolio.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to a Portfolio are in place for the delivery of Deposit Securities and payment of the Cash Component and any other cash amounts which may be due, the Portfolio will accept the order, subject to the Portfolio’s right (and the right of the Distributor and the Transfer Agent) to reject, revoke or otherwise cancel such order as described in this SAI or in the applicable Participant Agreement.

Once an order has been accepted, a Portfolio will confirm the Creation Unit will be issued at a value equaled to the next determined NAV of the Portfolio’s ETF Class shares. The Transfer Agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

A Portfolio reserves the right (to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act and the SEC’s positions thereunder) to reject or revoke a creation order for any reason, including if: (a) the order is not in proper form; (b) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (c) the investor(s), upon obtaining the ETF Class shares ordered, would own 80% or more of the currently outstanding ETF Class shares of the Portfolio; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Portfolio, the Distributor, the Transfer Agent or the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Portfolio, Advisor, the Distributor, Transfer Agent, DTC, NSCC or any other participant in the creation process, and similar extraordinary events.  The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of the rejection of the order of such person.  The Portfolios, Custodian, sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of Creation Units. Except as provided herein, a Creation Unit will generally not be issued until the transfer of good title to the applicable Portfolio of the Deposit Securities and the payment of the Cash Component and applicable creation transaction fees have been completed. Prior to the settlement of all Deposit Securities and the payment of all cash and fees that may be due in connection with an order, such order may be rejected, revoked or canceled as described in this SAI or the applicable Participant Agreement. When the Custodian or applicable sub-custodian has confirmed that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the Custodian or relevant sub-custodian(s), the Transfer Agent and the Advisor shall be notified of such delivery and the applicable Portfolio will issue and cause the delivery of the Creation Unit.

A Portfolio may issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105%, and up to 115%, of the value of the missing Deposit Securities, which percentage the Advisor may change at any time, in its sole discretion, of the value of the missing Deposit Securities. The Fund may use such cash deposit at any time to buy Deposit Securities for the Portfolio. The only collateral that is acceptable to a Portfolio is cash in U.S. dollars. Such cash collateral generally must be delivered no later than 2 p.m., Eastern Time, on the next Business Day after the Transmittal Date or such other time as designated by the Custodian. The Portfolio may buy the missing Deposit Securities at any time, and the Authorized Participant will be subject to liability for any shortfall between the cost to the Portfolio of purchasing such securities and the value of the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.

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In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, a Portfolio reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Portfolio and the Portfolio’s determination shall be final and binding.

Creation Transaction Fee.  A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. From time to time and for such periods as the Advisor may deem appropriate, the Advisor may increase, decrease or otherwise modify the creation transaction fee to an amount that, in its judgment, is necessary or appropriate to recoup for a Portfolio the costs it may incur as a result of such purchases, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the ETF Class shares. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to a Portfolio. Investors who use the services of a broker or other financial intermediary to acquire a Portfolio's ETF Class shares may be charged a fee for such services.

The following table sets forth each Portfolio’s standard creation transaction fees and maximum additional charge (as described above):

Portfolio	Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
U.S. Large Company Portfolio	$500	3%
U.S. Large Cap Equity Portfolio	$600	3%
U.S. Small Cap Value Portfolio	$400	3%
U.S. Targeted Value Portfolio	$600	3%
U.S. Core Equity 1 Portfolio	$800	3%
U.S. Core Equity 2 Portfolio	$800	3%
U.S. Vector Equity Portfolio	$800	3%
U.S. Small Cap Portfolio	$600	3%
U.S. Micro Cap Portfolio	$600	3%
U.S. High Relative Profitability Portfolio	$200	3%
DFA Real Estate Securities Portfolio	$100	3%
U.S. Large Cap Growth Portfolio	$200	3%
U.S. Small Cap Growth Portfolio	$400	3%

* As a percentage of the NAV per Creation Unit.

If a purchase consists of a cash portion and the Portfolio places a brokerage transaction to purchase securities with the Authorized Participant or its affiliated broker-dealer, the Authorized Participant (or its affiliated broker-dealer) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through a Price Guarantee or Variable fee, as described in the Brokerage Transactions section of this SAI.

Redemptions

Redemption of Creation Units. ETF Class shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent and only on a Business Day. The Portfolios will not redeem ETF Class shares in amounts less than Creation Units. Beneficial owners must

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accumulate enough ETF Class shares in the secondary market to constitute a Creation Unit in order to have such ETF Class shares redeemed by a Portfolio. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Class shares of a Portfolio to constitute a redeemable Creation Unit.

When in-kind redemptions are available or specified for a Portfolio, the redemption proceeds for a Creation Unit generally consist of a designated portfolio of investments including cash in lieu of all or a portion of such investments (“Fund Instruments”) plus or minus the Cash Component, as next determined after a receipt of a request in proper form, together with the applicable redemption transaction fees (as described below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. The Fund Instruments together with the Cash Component comprise the “Fund Redemption.” The Cash Component, also commonly referred to as the balancing amount, included in the Fund Redemption is a compensating cash payment equal to the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the Fund Instruments (i.e., securities or other instruments in the in-kind redemption basket) and/or the cash in-lieu of all or a portion of the Fund Instruments. In the event that the Fund Instruments and the cash in lieu have a value greater than the NAV of the Portfolio's ETF Class shares, the Cash Component is required to be paid by the redeeming shareholder. If the NAV attributable to a Creation Unit exceeds the market value of the Fund Instruments and the cash in-lieu amount, if any, the Portfolio pays the Cash Component to the redeeming shareholder.

Creation Units may also be redeemed partially or solely for cash. A Portfolio may pay out the proceeds of redemptions of Creation Unit solely in cash or through any combination of cash or securities. In addition, an investor may request a redemption in cash that the Portfolio may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its ETF Class shares based on the NAV of the ETF Class shares of the Portfolio next determined after the redemption request is received in proper form (minus applicable redemption transaction fees and an additional charge for requested cash redemptions specified below, to offset the brokerage and other transaction costs associated with the disposition of Fund Instruments). Proceeds will be paid to the Authorized Participant redeeming ETF Class shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Portfolio in connection with the sale of Fund Instruments, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs.

The Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the Fund Instruments and Cash Component that will be applicable (based on information at the end of the previous Business Day and subject to possible amendment or correction) to redemption requests received in proper form on that day. Fund Instruments received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

The Portfolios reserve the right to deliver a nonconforming (i.e., custom) Fund Redemption. All questions as to the composition of the in-kind redemption basket to be included in the Fund Redemption shall be determined by the Fund, in accordance with applicable law, and the Fund's determination shall be final and binding. The Portfolios reserve the right to make redemption payments in cash, in-kind or a combination of each.

Deliveries of Fund Redemptions will generally be made within one Business Day (“T+1”). However, the Portfolios reserve the right to settle redemption transactions on a basis other than T+1 if necessary or appropriate under the circumstances and consistent with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays.

Because the portfolio securities of a Portfolio may trade on exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Portfolio, investors may not be able purchase or sell shares of the Portfolio on the Exchange on days when the NAV of the Portfolio could be significantly affected by events in the relevant non-U.S. markets. The right of redemption may be suspended or the date of payment postponed (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency

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exists as a result of which disposal of the ETF Class shares of a Portfolio or determination of a Portfolio’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

If an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Portfolio, at or prior to 2 p.m., Eastern Time on the prescribed settlement date, the Transfer Agent may accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing ETF Class shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, and up to 115%, of the value of the missing ETF Class shares, which percentage the Fund may change at any time, in its sole discretion, of the value of the missing ETF Class shares. Such cash collateral must be delivered no later than 2 p.m., Eastern Time, on the prescribed settlement date and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Portfolio may purchase missing ETF Class shares of a Portfolio or acquire the Fund Instruments and the Cash Component underlying such ETF Class shares, and the Authorized Participant will be subject to liability for any shortfall between the cost of the Portfolio acquiring such ETF Class shares, the Fund Instruments or Cash Component and the value of the cash collateral including, without limitation, liability for related brokerage and other charges.

Placement of Redemption Orders. Investors other than Authorized Participants are responsible for making arrangements for an order to redeem to be made through an Authorized Participant. An order to redeem Creation Units is deemed received by the Fund on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement and this Statement of Additional Information are properly followed. If the Transfer Agent does not receive the ETF Class shares through DTC by 2 p.m., Eastern Time, on the prescribed settlement date, the redemption request may be deemed rejected. Investors should be aware that the deadline for the transfers of shares through the DTC may be significantly earlier than the close of business on the Exchange.

An order to redeem Creation Units made in proper form but received by the Fund after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. On days when the Exchange closes earlier than normal, orders to redeem Creation Units may need to be placed earlier in the day.

Redemption Transaction Fee.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Portfolio. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. From time to time and for such periods as the Advisor may deem appropriate, the Advisor may increase, decrease or otherwise modify the redemption transaction fee to an amount that, in its judgment, is necessary or appropriate to recoup for the Portfolio the costs it may incur as a result of such redemption, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the ETF Class shares. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Instruments from a Portfolio to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of a Portfolio's ETF Class shares may be charged a fee for such services.

The following table sets forth each Portfolio’s standard redemption transaction fees and maximum additional charge (as described above):

Portfolio	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
U.S. Large Company Portfolio	$500	2%
U.S. Large Cap Equity Portfolio	$600	2%
U.S. Small Cap Value Portfolio	$400	2%

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U.S. Targeted Value Portfolio	$600	2%
U.S. Core Equity 1 Portfolio	$800	2%
U.S. Core Equity 2 Portfolio	$800	2%
U.S. Vector Equity Portfolio	$800	2%
U.S. Small Cap Portfolio	$600	2%
U.S. Micro Cap Portfolio	$600	2%
U.S. High Relative Profitability Portfolio	$200	2%
DFA Real Estate Securities Portfolio	$100	2%
U.S. Large Cap Growth Portfolio	$200	2%
U.S. Small Cap Growth Portfolio	$400	2%

* As a percentage of the NAV per Creation Unit, inclusive of the standard redemption transaction fee.

If a redemption consists of a cash portion and a Portfolio places a brokerage transaction to sell securities with the Authorized Participant or its affiliated broker-dealer, the Authorized Participant (or its affiliated broker-dealer) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through a Price Guarantee or Variable fee, as described in the Brokerage Transactions section of this SAI.

Conversions

A shareholder holding Institutional Class shares of a Portfolio may convert those shares to ETF Class shares issued by the same Portfolio to the extent supported by the shareholder's financial intermediary. Shareholders should contact their financial intermediary to determine the eligibility of their account for such a conversion. ETF Class shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to Institutional Class shares of the Portfolio or exchanged for ETF Class shares of another Portfolio.

In contrast to the Institutional Class shares, however, ETF Class shares must be held in a brokerage account. Accordingly, shareholders that hold Institutional Class shares in an account directly with a Portfolio through its transfer agent, or in a brokerage account that only allows the shareholder to hold mutual fund shares, will need to independently designate an eligible brokerage account for holding the ETF Class shares prior to a conversion. Shareholders that hold Institutional Class shares in a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Class shares and should check with their plan sponsor or recordkeeper regarding eligibility.

A conversion from Institutional Class shares to ETF Class shares of a Portfolio will be processed at the relative NAVs of the respective share classes at the time of conversion. Since Depository Trust Company (DTC) (or its nominee) serves as the record owner of, and holds legal title to, the ETF Class shares of a Portfolio and does not support the distribution and transfer of fractional shares, a shareholder may be unable to convert a small portion of their Institutional Class shares into ETF Class shares.

For example, if a shareholder’s Institutional Class shares were equal to 15.25 ETF Class shares based on the relative NAVs of the classes, DTC’s system would only account for the transfer of 15 whole ETF Class shares. If a shareholder’s financial intermediary does not accommodate the ownership of fractional shares of ETFs (e.g., while DTC’s systems do not allow for the distribution and transfer of fractional shares of ETFs, a financial intermediary may acquire whole shares of an ETF and allocate fractional shares of such ETF to its clients that are recorded on the intermediary’s books), a shareholder would be required to redeem the portion of their Institutional Class shares investment equal to 0.25 fractional ETF Class shares. Albeit small, such redemption would be a taxable event. Shareholders will not otherwise recognize a taxable gain (or loss) on the conversion of Institutional Class shares of a Portfolio into ETF Class shares.

Shareholders should contact their financial intermediary to determine whether a conversion or the redemption of fractional shares may be subject to fees and expenses. The Portfolios do not impose a transaction fee

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on conversions but reserve the right to change such policy or to limit, temporarily suspend, or terminate the conversion privilege in the future.

Investors owning Institutional Class shares in an account directly with a Portfolio through its transfer agent should first contact the Portfolio’s transfer agent at (888) 576-1167 to notify the transfer agent of the proposed conversion and then send a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Portfolio through a financial intermediary should contact their financial intermediary for information regarding conversions. The length of the conversion process will depend on a shareholder’s financial intermediary, but may take several days from the date of the request. Shareholders will remain fully invested in their Institutional Class shares until the conversion process is complete.

A blackout period for conversions into ETF Class shares may be imposed by a Portfolio around the dates the Portfolio declares dividends. This may be necessary to accommodate the operational requirements of certain financial intermediaries.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement —the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options,

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futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test — the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of a Portfolio's ETF Class shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their ETF Class shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors – Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without

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being required to pay taxes on or distribute such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and sales or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.  Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year,

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and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits, although it reserves the right not to do so. In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions – Pass-through of foreign tax credits” below.

Purchase of shares. As a result of tax requirements, the Fund on behalf of the Portfolio's ETF Class shares has the right to reject an order to purchase shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the shares so ordered, own 80% or more of the outstanding ETF Class shares of the Portfolio and if, pursuant to Sections 351 and 362 of the Code, the Portfolio would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

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Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).(see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your ETF Class shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Portfolio may choose to report the special character of “qualified REIT dividends” provided both the Portfolio and the shareholder meet certain holding period requirements. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, ETF Class shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date on which the shares become ex-dividend with respect to such dividend).

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an

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individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide the information necessary to claim this deduction or credit if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio reserves the right not to pass through the amount of foreign income taxes paid by the Portfolio. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions – Securities lending” below.

U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. You will be informed of the amount and character of distributions and the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held a Portfolio's ETF Class shares for a full year, the Portfolio may report and distribute, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from taxable dispositions of a Portfolio's ETF Class shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales and Exchanges of Portfolio ETF Class Shares

In general. If you are a taxable investor, sales and exchanges of a Portfolio's ETF Class shares are taxable transactions for federal and state income tax purposes. If you sell your ETF Class shares, the IRS requires you to report any gain or loss on your sale. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid

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by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Portfolio redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax basis information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

Wash sales. All or a portion of any loss that you realize on a sale of your ETF Class shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Sales at a loss within six months of purchase. Any loss incurred on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you on those shares.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s ETF Class shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income

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to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient

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distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn,

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may be distributed by the portfolio as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

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Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, a withholding of tax may apply to your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

Withholding also is imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income

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dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your ETF Class shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of ETF Class shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding

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corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of a Portfolio’s ETF Class shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of a Portfolio’s ETF Class shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

FIRPTA “wash sale” rule. If the Portfolio is a domestically controlled qualified investment entity and a non-U.S. shareholder of the Portfolio (i) disposes of his interest in the Portfolio during the 30-day period preceding the Portfolio distribution that would have been treated as FIRPTA gain under the look-through rule described above, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the distribution, and (iii) does not in fact receive the distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on sale of Portfolio shares as FIRPTA gain. In addition, a sale or redemption of a Portfolio’s ETF Class shares will be FIRPTA gain only if –

• As a non-U.S. shareholder, you own more than 5% of the ETF Class shares in the Portfolio;

• The Portfolio is not domestically controlled (50% or more in value of the Portfolio has been owned directly or indirectly by non-U.S. shareholders during the 5-year period ending on the date of disposition); and

• 50% or more of the Portfolio’s assets consist of: (1) more-than 5% interests in publicly traded companies that are United States Real Property Holding Corporations (“USRPHC”), (2) interests in non-publicly traded companies that are USRPHCs, and (3) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Portfolio owns more than 10%.

In the unlikely event that the Portfolio meets the requirements described above, the gain will be taxed as income “effectively connected with a U.S. trade or business.” As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of ETF Class shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of ETF Class shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a

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non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to a Portfolio's ETF Class shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., a Portfolio's ETF Class shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer a Portfolio's ETF Class shares.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale of a Portfolio's ETF Class shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that

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invests in the Portfolio will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolios, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolios in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolios, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Portfolio where the Advisor has agreed to assume the costs of the Portfolio’s voting expenses because, for such Portfolio, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection

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with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of the Fund.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of a Portfolio. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a Portfolio of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each Portfolio and country periodically, no less frequently than annually. In certain circumstances, for example, for a Portfolio with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for such Portfolio. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that the Portfolio’s vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would

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need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolios if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how Portfolios voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

On each Business Day, prior to the opening of regular trading on its primary listing exchange, each Portfolio discloses on its website the portfolio holdings that will form the basis of the next NAV per share calculation as required by Rule 6c-11 of the Portfolio’s ETF Class shares. In addition, portfolio holdings information may also be made available to certain entities, including Fund service providers and institutional market participants, as described below.

Basket Composition Files

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The Portfolios may make available through the facilities of the NSCC or through posting on a Portfolio’s publicly available website, prior to the opening of trading on each business day, (i) pricing basket files, which include full portfolio holdings; and (ii) trading basket files, which include the security names and share quantities to deliver in exchange for ETF Class shares, together with estimates and actual cash components.

Authorized Participants and Institutional Market Participants

The Advisor may provide certain information concerning a Portfolio’s portfolio holdings to certain entities (defined below) in a format not available to other current or prospective ETF Class shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by Rule 6c-11 under the 1940 Act. The “entities” referred to are generally limited to NSCC members and subscribers to various fee-based subscription services, including Authorized Participants and other institutional market participants and entities that provide information services. This information may or may not reflect the pro rata composition of the portfolio holdings of a Portfolio’s ETF Class shares.

Third-Party Service Providers

Certain portfolio holdings information may be disclosed to third-party service providers to the Fund (e.g., the Fund’s auditors, legal counsel, administrator, custodian, transfer agent) subject to appropriates confidentiality agreements with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Portfolios, the terms of the current registration statements and federal securities laws and regulations thereunder. From time to time, and in the ordinary course of business, such information may also be disclosed, subject to appropriate confidentiality agreements, to other entities that provide services to the Portfolios, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to a Portfolio. The information is generally provided to such service providers after it has been disseminated to the NSCC.

Additional Communications

In addition to the daily posting of portfolio holdings discussed above, the Portfolios may also directly provide such portfolio holdings, or information derived from such portfolio holdings, to parties who specifically request it, provided that: (i) the availability of the Portfolios’ portfolio holdings is disclosed in the Portfolios’ registration statement, as required by applicable law, as well as on the Portfolios’ website; (ii) the Advisor determines that such disclosure is in the best interests of Portfolio shareholders; (iii) such information is made equally available to anyone requesting it; and (iv) it is determined that the disclosure does not present the risk of such information being used to trade against the Portfolios as the holdings information for the Portfolios is publicly disclosed on the Portfolios’ website daily, and no party is receiving an advantage over another.

The Portfolios do not selectively disclose non-public holdings information to third parties other than those disclosed above. If the Portfolios do selectively disclose holdings information the following procedures will be followed. The Head of the Global Client Group and the Fund’s Chief Compliance Officer (“Designated Persons”) or a delegate of the same, respectively, together may authorize the selective disclosure of non-public holdings information of the Portfolios to those entities (each a “Recipient”) who (1) specifically request the non-public holdings information for a purpose which the Designated Persons determine is consistent with a Portfolio’s legitimate business purpose, (2) the Designated Persons determine that such disclosure is in the best interest of the Portfolio’s shareholders and (3) in making such disclosure, no conflict exists between the Portfolio’s shareholders and those of the Advisor or the Fund’s principal underwriter. Prior to receiving non-public holdings information, a Recipient will execute a use and non-disclosure agreement and abide by its trading restrictions. The Fund’s Chief Compliance Officer or a delegate of the same will review and approve any delegates named by Designated Persons and will maintain list of the same.

SECURITIES LENDING

The Board of the following Portfolios (collectively, the “Securities Lending Portfolios”) has approved their participation in a securities lending program. Under the securities lending program, Securities Finance Trust

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Company serves as the securities lending agent for the Securities Lending Portfolios (the "Securities Lending Agent").

For the fiscal year ended October 31, 2025, the income earned by the Securities Lending Portfolios, as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agency/authorization agreement between the Portfolios and the Securities Lending Agent, were as follows:

Fees and/or compensation from securities lending activities and related services:
Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
U.S. Large Company Portfolio	$3,228,884	$4,484	$36,865	–	–	$3,103,903	–	$3,145,252	$83,632
U.S. Large Cap Equity Portfolio	$759,667	$1,180	$7,846	–	–	$727,445	–	$736,471	$23,196
U.S. Small Cap Value Portfolio	$36,083,792	$64,042	$377,753	–	–	$34,368,739	–	$34,810,534	$1,273,258
U.S. Targeted Value Portfolio	$32,883,780	$61,014	$350,008	–	–	$31,220,116	–	$31,631,138	$1,252,642
U.S. Core Equity 1 Portfolio	$43,064,696	$66,891	$466,798	–	–	$41,153,579	–	$41,687,268	$1,377,428
U.S. Core Equity 2 Portfolio	$38,824,834	$101,534	$386,202	–	–	$36,241,778	–	$36,729,514	$2,095,320
U.S. Vector Equity Portfolio	$4,478,027	$15,253	$46,310	–	–	$4,176,912	–	$4,238,475	$239,552
U.S. Small Cap Portfolio	$59,911,443	$123,365	$665,503	–	–	$56,640,857	–	$57,429,725	$2,481,718
U.S. Micro Cap Portfolio	$22,694,294	$69,846	$253,584	–	–	$21,096,360	–	$21,419,790	$1,274,504
U.S. High Relative Profitability Portfolio	$2,079,681	$2,638	$23,540	–	–	$2,004,766	–	$2,030,944	$48,737
DFA Real Estate Securities Portfolio	$7,344,119	$15,337	$105,383	–	–	$6,913,232	–	$7,033,952	$310,167
U.S. Large Cap Growth Portfolio	$788,557	$989	$8,759	–	–	$758,879	–	$768,627	$19,930
U.S. Small Cap Growth Portfolio	$4,563,796	$8,775	$51,865	–	–	$4,320,177	–	$4,380,817	$182,979
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolios' annual financial statements due to timing differences, reconciliations and certain other adjustments.

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For the fiscal year ended October 31, 2025, the Securities Lending Agent provided the following services for the Securities Lending Portfolios in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolios; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Portfolios; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolios at loan termination.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios’ annual financial statements. The audited financial statements and financial highlights of the Institutional Class shares of the Portfolios for their fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the Annual Financial Statements & Other Information upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and investment company indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized investment company fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

A-1

1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

A-2

that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.
Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION
February 28, 2026

Enhanced U.S. Large Company Portfolio
Ticker: DFELX
INSTITUTIONAL CLASS SHARES

DFA Investment Dimensions Group Inc. (“DFAIDG” or “Fund”) is an open-end management investment company that offers one-hundred and three series of shares. This Statement of Additional Information (“SAI”) relates to the Institutional Class shares of Enhanced U.S. Large Company Portfolio (the “Portfolio”):

This SAI is not a Prospectus but should be read in conjunction with the Portfolio’s Prospectus dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Portfolio’s Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS, POLICIES AND INVESTMENT PROCESS

The following information supplements the information set forth in the Prospectus of the Portfolio. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus. This SAI relates to the Institutional Class shares of the Portfolio.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Portfolio. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Because the structure of the Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment. For purposes of each 80% policy, the value of the derivatives in which the Portfolio invests will be calculated in the same way that the values of derivatives are calculated when calculating the Portfolio’s net asset value. Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating the Portfolio’s net asset value. Additionally, if the Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on the Portfolio’s specific 80% policy, see the Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by the Portfolio during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023.

Portfolio	FISCAL YEAR ENDED 2025	FISCAL YEAR ENDED 2024	FISCAL YEAR ENDED 2023
Enhanced U.S. Large Company Portfolio	$13,308	$2,294	$3,022

The substantial increases or decreases in the amount of brokerage commissions paid by the Portfolio from year to year resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by the Portfolio.

Portfolio transactions of the Portfolio will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the the Portfolio invest. The Advisor also checks the rate of commission being paid by the Portfolio to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

Subject to the duty to seek to obtain best price and execution, transactions of the Portfolio may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of DFAIDG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for the Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or any other registered investment companies.

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Companies eligible for purchase by the Portfolio may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for the Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolio.

During the fiscal year ended October 31, 2025, the Portfolio and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any of the Portfolio's brokerage transactions to a broker because of research services provided.

The Portfolio may purchase securities of its regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). The table below lists the regular brokers or dealers of the Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2025, as well as the value of such securities held by the Portfolio as of October 31, 2025.

Portfolio	Broker or Dealer	Value of Securities
Enhanced U.S. Large Company Portfolio	Citigroup, Inc.	$2,114,955
	JPMorgan Chase & Co.	$1,712,262
	Morgan Stanley	$1,359,384
	Bank of America Corp.	$301,631

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed with respect to the Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (“Commission” or the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Commission; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of

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issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, the Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others;

(7) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act;

(8) sell securities short; or

(9) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry.

With respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio. The Portfolio does not currently intend to borrow money for investment purposes. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.

Although the investment limitation described in (2) above prohibits loans, the Portfolio is authorized to lend portfolio securities. Investment limitation (2) above also does not, among other things, prevent the Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of the Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

The Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), subject to the requirements regarding credit ratings stated in the Prospectus under “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE AND POLICIES” Further, pursuant to Rule 144A under the 1933 Act, the Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolio will continue to monitor the liquidity of Rule 144A securities.

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With respect to the investment limitation described in (7) above, the Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above.  The Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets.  Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

The investment limitations described above do not prohibit the Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. In addition, the investment limitations described above do not prohibit the Portfolio from maintaining a short position, or purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof in connection with transactions in options, futures, and options on futures and transactions arising under swap agreements or other derivative instruments.

With respect to the Portfolio, for purposes of the investment limitations described in (9) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.” However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Portfolio’s assets will be invested in securities issued by any one foreign government or supranational organization.

In applying the investment limitation described in (9) above, the Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

Except with respect to the Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

OPTIONS ON STOCK INDICES

The Portfolio may purchase and sell options on stock indices. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires. The Portfolio will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the volatility of the underlying index, and the time remaining until the expiration date. If an option written by the Portfolio expires, the Portfolio realizes a gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid.

The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Indices

There are several risks associated with transactions in options on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. The value of an option position will reflect, among other things, the current market price of the underlying index, the time remaining until

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expiration, the relationship of the exercise price, the term structure of interest rates, estimated price volatility of the underlying index and general market conditions. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options normally have expiration dates up to 90 days from date of purchase. The exercise price of the options may be below, equal to or above the current market value of the underlying index. Purchased options that expire unexercised have no value. Unless an option purchased by the Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Portfolio intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the over the counter markets only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. There can be no assurance that the Portfolio will be able to liquidate an over the counter option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Portfolio may be unable to liquidate an over the counter option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Portfolio would not be able to close out options which it had purchased and may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

The Portfolio’s activities in the options markets may result in higher fund turnover rates and additional brokerage costs; however, the Portfolio may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

Investment Limitations on Options Transactions

The ability of the Portfolio to engage in options transactions is subject to certain limitations. The Portfolio will only invest in over-the-counter options to the extent consistent with the 15% limit on illiquid investments.

SWAPS

The Portfolio may enter into equity index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or

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received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio). The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s assets. The Advisor will cause the Portfolio to enter into swap agreements only with counterparties that the Investment Committee of the Advisor has approved. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio’s ability to use swap agreements.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Portfolio may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay the Portfolio an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Portfolio. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides the Portfolio with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Portfolio in connection with its investments in these instruments.

The swaps in which the Portfolio invests involve greater risks than if the Portfolio had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of the Portfolio and the investment performance of the Portfolio may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. The Portfolio's ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to the Portfolio. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Portfolio may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to the Portfolio, or the Portfolio may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Portfolio's swaps transactions in accordance with the Fund's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be

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traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission ("CFTC") currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Portfolio is also subject to the risk that the FCM could use the Portfolio's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider the Portfolio's obligations under swap contracts senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio's borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that the Portfolio cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Portfolio, may increase the cost of the Portfolio's investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FUTURES CONTRACTS

The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities.

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The Portfolio may also purchase or sell futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. The Portfolio also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio.

FOREIGN CURRENCY TRANSACTIONS

The Portfolio may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Portfolio may enter into foreign currency exchange transactions to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. The Portfolio may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities

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between the date the forward contract is entered into and the date it expires. The Portfolio typically hedges its foreign currency exposure.

At the maturity of a forward currency contract, the Portfolio may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio. To the extent the Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit the Portfolio if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolio, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to the Portfolio. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolio, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that the Portfolio, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires the Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Portfolio may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Portfolio can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Portfolio, the Portfolio may incur additional compliance and other expenses.

FOREIGN ISSUERS

The Portfolio may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of the Portfolio to invest in foreign issuers.

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Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. The Portfolio may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region or country, the Portfolio will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Portfolio, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit the Portfolio's investment opportunities, impairing the Portfolio's ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities; or (ii) other limitations on the Portfolio's ability to invest or hold such securities.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese

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territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of the Portfolio’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of

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any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for the Portfolio. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of the Portfolio’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of the Portfolio’s investments.

CASH MANAGEMENT PRACTICES

The Portfolio engages in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, the Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. The Portfolio may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolio may invest cash in the following permissible investments:

Portfolio	Permissible Cash Investments*

Enhanced U.S. Large Company Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

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* With respect to fixed income instruments, except in connection with corporate actions, the Portfolio will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

** Investments in money market mutual funds may involve duplication of certain fees and expenses.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

The Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, the Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  The Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time the Portfolio enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price the Portfolio committed to pay or receive for the security.  The Portfolio will lose money if the value of a purchased security falls below the purchase price and the Portfolio will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

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TBA SECURITIES

The Portfolio may also engage in purchases or sales of “to be announced” or “TBA” securities. TBA securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for an approximate principal amount, with settlement on a scheduled future date beyond the typical settlement period for most other securities. A TBA transaction typically does not designate the actual security to be delivered. The Portfolio may use TBA trades for investment purposes in order to gain exposure to certain securities, or for hedging purposes. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward commitment transactions.

EXCHANGE TRADED FUNDS

The Portfolio may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Portfolio invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. The Portfolio also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When the Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

COVERED BONDS

The Portfolio may invest in covered bonds, which are debt securities issued by banks or other financial institutions that provide recourse to both the issuing financial institution and a segregated pool of financial assets (a “cover pool”). The cover pool, which is intended to pay covered bond holders principal and interest when due, is typically comprised of mortgage loans or loans to public sector institutions. In the event of a default, if the cover pool assets are insufficient to satisfy the amounts owed in respect of the bonds, bondholders also have a senior, unsecured claim against the issuer of the covered bond. Market practices surrounding the maintenance of a cover pool, including custody arrangements, vary based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may provide fewer protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by similar factors as other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuer is downgraded or the quality of the assets in the cover pool declines.

PORTFOLIO TURNOVER RATE

The Portfolio is expected to have a higher portfolio turnover rate due to the relatively short maturities of the securities to be acquired. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead

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disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the

15

Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the

16

DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of the Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the

17

Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None
Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

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Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

21

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

22

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

* As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

23

Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

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Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

25

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

26

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

27

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

28

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

29

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

30

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of the Portfolio described in this SAI.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolio. The services provided by State Street are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Portfolio pays State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to the Portfolio under the fee schedule are allocated to the Portfolio based on the Portfolio's pro-rata portion of the aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolio.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, serves as the custodian for Portfolio.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the Portfolio.

Each custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

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Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolio. Pursuant to an Investment Management Agreement with the Portfolio, the Advisor is responsible for the management of the Portfolio's assets.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolio or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

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The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolio. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses section of the Portfolio's prospectuses.

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Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio. Each class of the Portfolio pays its proportionate share of the fees paid by the Portfolio to the Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolio paid management fees to the Advisor as set forth in the following table.

Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

Enhanced U.S. Large Company Portfolio	2025	$275	($50)	$225	*
	2024	$265	($69)	$196
	2023	$271	($79)	$192	*

*		After waiver and recoupment of fees previously waived

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. The Fee Waiver Agreement will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement for the Portfolio shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to the Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio, on an annualized basis, to the rate listed below as a percentage of average net assets of the Portfolio’s Institutional Class shares (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

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Portfolio	Expense Limitation Amount
Enhanced U.S. Large Company Portfolio	0.15%

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

Enhanced U.S. Large Company Portfolio	David A. Plecha, Joseph F. Kolerich and Alexander Fridman

Other Managed Accounts

In addition to the Portfolio, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Alexander Fridman

• 3 U.S. registered mutual funds with $2,769 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 3 other accounts with $1,019 million in total assets under management.

Joseph F. Kolerich

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

David A. Plecha

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

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• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolio, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the

38

Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in the Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolio contained in this SAI that he or she manages as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned

Enhanced U.S. Large Company Portfolio	Joseph F. Kolerich David A. Plecha Alexander Fridman	$10,001 - $50,000 None None

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc. Effective February 28, 2009, the Enhanced U.S. Large Company Portfolio was no longer a feeder portfolio and now holds the portfolio securities previously held by The Enhanced U.S. Large Company Series, a master fund in which the Enhanced U.S. Large Company Portfolio invested.

CODE OF ETHICS

The Fund, the Advisor, and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio. The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio, and its shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by the Portfolio unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of the Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of the Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

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Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following persons beneficially owned 5% or more of the outstanding securities of the Portfolio, as set forth below:

ENHANCED U.S. LARGE COMPANY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	56.79%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	11.96%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund

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to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of the Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of the Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

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• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

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Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar

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year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions – Pass-through of foreign tax credits” below.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the

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later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). For example, the amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

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U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

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The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

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If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio. The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes. Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis

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in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize

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any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may

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amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain

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dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

FIRPTA “wash sale” rule. If the Portfolio is a domestically controlled qualified investment entity and a non-U.S. shareholder of the Portfolio (i) disposes of his interest in the Portfolio during the 30-day period preceding the Portfolio distribution that would have been treated as FIRPTA gain under the look-through rule described above, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the distribution, and (iii) does not in fact receive the distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on sale of Portfolio shares as FIRPTA gain. In addition, a sale or redemption of Portfolio shares will be FIRPTA gain only if –

• As a non-U.S. shareholder, you own more than 5% of a class of shares in the Portfolio;

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• The Portfolio is not domestically controlled (50% or more in value of the Portfolio has been owned directly or indirectly by non-U.S. shareholders during the 5-year period ending on the date of disposition); and

• 50% or more of the Portfolio’s assets consist of: (1) more-than 5% interests in publicly traded companies that are United States Real Property Holding Corporations (“USRPHC”), (2) interests in non-publicly traded companies that are USRPHCs, and (3) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Portfolio owns more than 10%.

In the unlikely event that the Portfolio meets the requirements described above, the gain will be taxed as income “effectively connected with a U.S. trade or business.” As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or

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more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of DFAIDG has delegated the authority to vote proxies for the portfolio securities held by the Portfolio to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolio. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolio, such as authorized traders of the Advisor.

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The Advisor seeks to vote (or refrains from voting) proxies for the Portfolio in a manner that the Advisor determines is in the best interests of the Portfolio and which seeks to maximize the value of the Portfolio's investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolio, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolio, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for the Portfolio where the Advisor has agreed to assume the costs of the Portfolio's voting expenses because, for the Portfolio, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of DFAIDG.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when the Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when the Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when the Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the Portfolio. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of the Portfolio to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the

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Advisor anticipates that the costs to the Portfolio of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each account and country periodically, no less frequently than annually. In certain circumstances, for example, for an account with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for an account. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio, that the Portfolio's vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio's investment and that it is in the Portfolio's best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may also take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolio if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of the Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best

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interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of DFAIDG have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. The Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of the Portfolio. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency

Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily

Institutional Shareholder Services	Proxy voting services	Daily

PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request

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Recipient	Business Purpose	Frequency
Pricing Service Vendor	Fair value information services	Daily

Securities Finance Trust Company	Securities lending agent	Daily
SS&C GIDS, Inc.	Transfer Agent	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. Neither the Portfolio, Advisor or any other party receives compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and the Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund and the Trust; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to

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inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolio or its Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolio that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of the Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Portfolio’s website.

SECURITIES LENDING

The Board of DFAIDG has approved the Portfolio's participation in a securities lending program. Under the securities lending program, Citibank, N.A. serves as the securities lending agent for the Portfolio (the "Securities Lending Agent").

For the fiscal year ended October 31, 2025, the income earned by the Portfolio, as well as the fees and/or compensation paid by the Portfolio (in dollars) pursuant to a securities lending agency/authorization agreement between the Portfolio and the Securities Lending Agent (the “Securities Lending Agent”), were as follows:

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Fees and/or compensation from securities lending activities and related services:
	Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
Enhanced U.S. Large Company Portfolio		$51,180	$271	$257	–	–	$47,533	–	$48,061	$3,119
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolio’s annual financial statements due to timing differences, reconciliations and certain other adjustments.

For the fiscal year ended October 31, 2025, the Securities Lending Agent provided the following services for the Portfolio in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolio; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Portfolio; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolio at loan termination.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolio's annual financial statements. The audited financial statements and financial highlights of the Portfolio for its fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

A-1

1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

A-2

that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

A-3

pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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DFA INVESTMENT DIMENSONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers one-hundred and three series of shares. Dimensional Investment Group Inc. (“DIG”) is an open-end management investment company that offers ten series of shares. DFAIDG and DIG are collectively referred to as the “Fund” in this Statement of Additional Information (“SAI”). This SAI relates to one series of DFAIDG and two series of DIG (individually, a “Portfolio,” and together, the “Portfolios”):

U.S. Large Cap Value Portfolio

Ticker: DFLVX

U.S. Large Cap Value Portfolio III

Ticker: DFUVX

DFA International Value Portfolio III

Ticker: DFVIX

This SAI is not a prospectus but should be read in conjunction with the Portfolios’ Prospectus dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from DFAIDG’s and DIG’s Annual Financial Statements & Other Information and the audited financial statements and financial highlights of each Portfolio’s Master Fund are incorporated by reference from The DFA Investment Trust Company’s (the “Trust”) Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS, POLICIES AND INVESTMENT PROCESS

The following information supplements the information set forth in the Prospectus. Unless otherwise indicated, it applies to the Portfolios, The U.S. Large Cap Value Series (the “U.S. Value Series”) and The DFA International Value Series (the “International Value Series”) (together, the “Master Funds”) of the Trust through the Portfolios’ investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

Dimensional Fund Advisors LP (the “Advisor”) serves as investment advisor to each Portfolio and each Master Fund. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Each Portfolio and Master Fund is diversified under the federal securities laws and regulations.

Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, a Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Each of the Portfolios (except DFA International Value Portfolio III) has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  For purposes of each 80% policy, the value of the derivatives in which a Portfolio invests will be calculated in the same way that the values of derivatives are calculated when calculating a Portfolio’s net asset value. Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Portfolio’s net asset value. Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change and will change the name of the Portfolio.  For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

With respect to each Portfolio and Master Fund, the Advisor has adopted a process that monitors environmental, social, and governance news and large share price movements of eligible portfolio companies to identify issuers whose future financial data may be negatively impacted to a significant degree by environmental, social, or governance factors. The Advisor may use third party tools to assist in filtering news focused on environmental, social and governance issues. Companies that are identified through this process are escalated to the members of the Advisor’s portfolio management team for further evaluation. After review, if the portfolio management team determines that an issuer’s future financial data is likely to be significantly impacted, the issuer may be underweighted, temporarily excluded from further investment, or divested from a Master Fund.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by the designated Master Funds during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023.

	FISCAL YEAR ENDED 2025	FISCAL YEAR ENDED 2024	FISCAL YEAR ENDED 2023
U.S. Value Series	$609,836	$711,168	$600,809

International Value Series	$920,098	$967,808	$833,110

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The substantial increases or decreases in the amount of brokerage commissions paid by certain Master Funds from year to year resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by those Master Funds.

Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for each Master Fund to determine the effect that the brokers’ trading has on the market prices of the securities in which the Master Fund invests. The Advisor also checks the rate of commission, if any, being paid by a Master Fund to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Master Fund that they sub-advise.

Subject to the duty to seek to obtain best price and execution, transactions of the Master Funds may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund and the Board of Trustees of the Trust, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Master Fund based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the DFA International Value Portfolio III and its Master Fund may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Master Funds with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for each Master Fund permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds.

During the fiscal year ended October 31, 2025, the Master Funds and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any Master Fund’s brokerage transactions to a broker because of research services provided.

The Portfolios will not incur any brokerage costs in connection with its purchase or redemption of shares of its Master Fund, except if a Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio’s redemption request. See “REDEMPTION AND TRANSFER OF SHARES.”

The Master Funds in which the Portfolios invest may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). The table below lists the regular brokers or dealers of the Master Funds in which the Portfolios invest whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Master Funds during the fiscal year ended October 31, 2025, as well as the value of such securities held by the Master Funds as of October 31, 2025.

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Master Fund	Broker or Dealer	Value of Securities
The U.S. Large Cap Value Series	Goldman Sachs Group, Inc.	$374,871,024
	Bank of America Corp.	$217,391,199
	Citigroup, Inc.	$107,713,579
	Jefferies Financial Group, Inc.	$2,163,547

The DFA International Value Series	UBS Group AG	$167,865,298

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others;

(7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry;

(8) sell securities short; or

(9) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

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 The investment limitations described in (5) and (7) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Master Funds. In applying the investment limitations, each such Portfolio will look through to the security holdings of the Master Fund in which the Portfolio invests.

 With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.

 Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. Investment limitation (2) above also does not, among other things, prevent a Portfolio from engaging in repurchase agreements or acquiring debt or loan instruments in the future. Inasmuch as a Portfolio will only hold shares of its corresponding Master Fund, the Portfolios do not intend to lend those shares.

 With respect to the investment limitation described in (9) above, the Portfolios will not issue senior securities, except that a Portfolio may borrow money as described above. A Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets. Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery, or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

 Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, a Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of a Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

 Pursuant to Rule 144A under the Securities Act of 1933, as amended, each Master Fund may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, a Master Fund will continue to monitor the liquidity of Rule 144A securities.

 The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Except with respect to a Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to a Portfolio’s investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

Each Portfolio and Master Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Master Fund. The Portfolios and Master Funds, however, do not intend to sell futures contracts to establish short positions in individual securities. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio or Master Fund will be required to make a margin deposit in cash or

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government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio or Master Fund also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio or Master Fund. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio or Master Fund expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, a Portfolio or Master Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Portfolio or Master Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio or Master Fund to substantial losses. In such event, and in the event of adverse price movements, the Portfolio or Master Fund would be required to make daily cash payments of variation margin. In such situations, if the Portfolio or Master Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio or Master Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio or Master Fund.

SWAPS

The Master Funds may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. The Master Funds may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Master Funds may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay a Master Fund an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Master Fund. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The

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cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides a Master Fund with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Master Fund in connection with its investments in these instruments.

The swaps in which the Master Funds invest involve greater risks than if the Master Funds had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of a Master Fund and the investment performance of the Master Fund may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. A Master Fund's ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Master Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to a Master Fund. If a default occurs by the other party to such transaction, the Master Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Master Funds may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to a Master Fund, or the Master Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Master Funds’ swaps transactions in accordance with the Trust's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Master Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, a Master Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Master Fund's rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission ("CFTC") currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by a Master Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Master Fund has an open position, or the central counterparty in a swap contract. The assets of the Master Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Master Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Master Fund is also subject to the risk that the FCM could use the Master Fund's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

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The Advisor and the Trust do not consider a Master Fund's obligations under swap contracts senior securities and, accordingly, the Master Funds will not treat them as being subject to the Master Funds’ borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that a Master Fund cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Master Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Master Fund's net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Master Funds, may increase the cost of the Master Funds’ investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Master Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FOREIGN CURRENCY TRANSACTIONS

The International Value Series may enter into foreign currency exchange transactions in order to protect against uncertainty in the level of future foreign currency exchange rates.  The International Value Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The International Value Series may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, the International Value Series may, from time to time, enter into a forward contract to transfer balances from one currency to another currency. At the maturity of a forward currency contract, the International Value Series may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the International Value Series may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the International Value Series. To the extent the International Value Series engages in forward currency contracts to generate current income, the International Value Series will be subject to these risks which the International Value Series might otherwise avoid (e.g., through use of hedging transactions).

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The use of foreign currency exchange transactions may not benefit the International Value Series if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios and Master Funds described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios and Master Funds. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios or Master Funds, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio and Master Fund, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio and Master Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio or Master Fund (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s or Master Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s or Master Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio or Master Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio or Master Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio or Master Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio or Master Fund, the Portfolio or Master Fund may incur additional compliance and other expenses.

FOREIGN ISSUERS

The International Value Series may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of the International Value Series to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. The International Value

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Series may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that the International Value Series invests a significant portion of its assets in a specific geographic region or country, the International Value Series will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The International Value Series, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit the International Value Series’ investment opportunities, impairing the International Value Series’ ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of the International Value Series to buy, sell, receive or deliver those securities; or (ii) other limitations on the International Value Series’ ability to invest or hold such securities.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.
In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce

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promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s or Master Fund’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio or Master Fund. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

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POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of a Portfolio’s or Master Fund’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of a Portfolio’s or Master Fund’s investments.

CASH MANAGEMENT PRACTICES

The Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. In addition, each of the Master Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Master Funds may invest cash in the following permissible investments:

Series	Permissible Cash Investments*

U.S. Value Series

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; and affiliated and unaffiliated registered and unregistered money market funds**

International Value Series

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; and affiliated and unaffiliated registered and unregistered money market funds**

* With respect to fixed income instruments, except in connection with corporate actions, the Portfolios and Master Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

** Investments in money market mutual funds may involve duplication of certain fees and expenses.

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REFLOW REDEMPTION SERVICE

A Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. A Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. If the Portfolio is part of a “master-feeder” structure, then the “feeder” Portfolio does not generally buy individual securities directly. Instead, the feeder Portfolio invests in a corresponding “master” Portfolio that in turn purchases stocks and other securities. Under a master-feeder structure, ReFlow redemptions and subscriptions take place at the feeder level, where the capital commitments are pooled, and securities are redeemed at the master level, where the securities are held. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios' Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolios' activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolios and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Portfolio to maintain cash reserves, reduce Portfolio transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that a Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

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A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

Each Master Fund may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, each Master Fund may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Master Fund contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  Each Master Fund may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time a Master Fund enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a Master Fund committed to pay or receive for the security.  A Master Fund will lose money if the value of a purchased security falls below the purchase price and a Master Fund will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

EXCHANGE TRADED FUNDS

The U.S. Value Series and International Value Series may invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Portfolios invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. The U.S. Value Series and International Value Series also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When a Master Fund invests in an ETF, shareholders of the Feeder Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Master Funds with the expectation that they will be held for longer than one year. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

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DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Boards of Directors of the Fund (collectively, the "Board") is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance

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practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as

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required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons

16

(naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None

17

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

18

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

19

Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFA Investment Dimensions Group Inc. (“DFAIDG”), DIG, The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

20

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DIG; DFAIDG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*

21

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	U.S. Large Cap Value Portfolio – Over $100,000 U.S. Large Cap Value Portfolio III – $50,001-$100,000 DFA International Value Portfolio III – $50,001-$100,000	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

*  As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Funds during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same period. The table also provides the compensation paid by each Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

22

Name and Position	Aggregate Compensation from DFAIDG	Aggregate Compensation from DIG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	$25,536	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	$27,350	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	$25,536	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	$25,536	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	$25,536	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	$27,350	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	$25,536	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	$35,210	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	$25,715	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

23

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

24

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

25

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

26

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

27

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

28

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios and the Master Funds. The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Master Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to a Master Fund under the fee schedule are allocated to each such Master Fund based on the Master Fund’s pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolios.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, serves as the custodian for the DFA International Value Series.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the U.S. Large Cap Value Series and the Portfolios.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

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Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios and the Master Funds. Pursuant to an Investment Management Agreement with each Portfolio and its corresponding Master Fund, the Advisor is responsible for the management of their respective assets. With respect to an Investment Management Agreement with each Portfolio, the Advisor manages the portion of each Portfolio’s assets that are retained by the Portfolio for direct investment and, at its discretion, may make a determination to withdraw a Portfolio’s investment from its corresponding Master Fund to invest in another Master Fund or manage all the Portfolio’s assets directly if the Advisor believes it is in the best interests of the Portfolio and its shareholders to do so.

Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the International Value Series (the "DFA Australia Sub-Advised Fund"). DFA Australia’s duties include the maintenance of a trading desk for the DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the DFA Australia Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on securities of international companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to the DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the International Value Series (the "DFAL Sub-Advised Fund"). DFAL’s duties include the maintenance of a trading desk for the DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on securities of United Kingdom and European equity market companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions.

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Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

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Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios’ prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to each Portfolio (and its corresponding Master Fund), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (and its corresponding Master Fund).

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For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios paid management fees to the Advisor as set forth in the following table. The fees set forth in the table include the fees paid to the Advisor by both the Portfolio and its corresponding Master Fund for investment management services.

Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

U.S. Large Cap Value Portfolio	2025	$73,685	($24,042)	$49,643
	2024	$73,427	($23,991)	$49,436
	2023	$70,169	($22,936)	$47,233

U.S. Large Cap Value Portfolio III	2025	$32,191	($3,763)	$28,428
	2024	$31,916	($3,665)	$28,251
	2023	$30,451	($3,488)	$26,963

DFA International Value Portfolio III	2025	$33,873	($6,042)	$27,831
	2024	$31,537	($5,880)	$25,657
	2023	$30,082	($5,758)	$24,324

FEE WAIVER AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver Agreement for the Portfolios, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Institutional Class shares of a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to the rate listed below as a percentage of the average net assets of the Institutional Class shares of a Portfolio on an annualized basis.

Portfolio	Total Management Fee Limit
U.S. Large Cap Value Portfolio	0.19%
U.S. Large Cap Value Portfolio III	0.11%
DFA International Value Portfolio III	0.21%

The Amended and Restated Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios and the Master Funds in which the Portfolios invest, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios and the Master Funds based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios and Master Funds indicated.

U.S. Value Series, U.S. Large Cap Value Portfolio and U.S. Large Cap Value Portfolio III	Jed S. Fogdall, John A. Hertzer and Allen Pu

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International Value Series and DFA International Value Portfolio III	Jed S. Fogdall, Joel P. Schneider and Brendan J. McAndrews

Other Managed Accounts

In addition to the Portfolios and the Master Funds, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

Allen Pu

• 70 U.S. registered mutual funds with $338,223 million in total assets under management.

• 16 unregistered pooled investment vehicles with $29,175 million in total assets under management.

• 0 other accounts.

Joel P. Schneider

• 43 U.S. registered mutual funds with $244,419 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 4 other accounts with $4,771 million in total assets under management.

John A. Hertzer

• 32 U.S. registered mutual funds with $217,244 million in total assets under management.

• 3 unregistered pooled investment vehicles with $7,191 million in total assets under management.

• 2 other accounts with $9,882 million in total assets under management.

Brendan J. McAndrews

• 21 U.S. registered mutual funds with $97,201 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 9 other accounts with $5,805 million in total assets under management, of which 2 accounts with $1,062 million in assets may be subject to a performance fee.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

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Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios and Master Funds, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

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The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Manager(s)*	Dollar Range of Portfolio Shares Owned

U.S. Large Cap Value Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
U.S. Large Cap Value Portfolio III	Jed S. Fogdall John A. Hertzer Allen Pu	None None None

DFA International Value Portfolio III	Jed S. Fogdall Joel P. Schneider Brendan J. McAndrews	None None None

GENERAL INFORMATION

DFAIDG was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc. Until September 1995, U.S. Large Cap Value Portfolio was named U.S. Large Cap High Book to Market Portfolio.

DIG was incorporated under Maryland law on March 19, 1990. DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992 amendment to the Articles of Incorporation, DIG was known as DFA U.S. Large Cap Portfolio Inc.

The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

CODE OF ETHICS

The Fund, the Trust, the Advisor, DFA Australia, DFAL and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by the Portfolios or Master Funds unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a class of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

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With respect to matters that require shareholder approval, shareholders are entitled to vote only with respect to matters that affect the interest of the class of shares (Portfolio) that they hold, except as otherwise required by applicable law. If liquidation of a Fund should occur, the Fund’s shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s by-laws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio’s shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio’s shares in the Master Fund in accordance with the voting instructions received from the Portfolio’s shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following persons beneficially owned 5% or more of the outstanding securities of each Portfolio, as set forth below:

U.S. LARGE CAP VALUE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	47.79%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	20.25%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

U.S. LARGE CAP VALUE PORTFOLIO III
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	57.42%
101 Montgomery St
San Francisco, CA 94104

The RBB Fund Inc Free Market US Equity Fund*	20.89%
5955 Deerfield Blvd
Mason, OH 45040

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	10.42%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

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DFA INTERNATIONAL VALUE PORTFOLIO III
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	57.16%
101 Montgomery St
San Francisco, CA 94104

The RBB Fund Inc Free Market International Equity Fund*	21.00%
5955 Deerfield Blvd
Mason, OH 45040

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	14.59%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders of the U.S. Large Cap Value Portfolio may, subject to the Fund’s sole discretion, transfer shares of the Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request

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should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of the Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how a Master Fund in which a Portfolio invests is organized for federal income tax purposes. The Portfolios invest in Master Funds organized as partnerships for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes its pro rata share of its corresponding Master Fund’s income and assets.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax

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year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to

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increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

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Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions – Pass-through of foreign tax credits” below.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. In the case of a Feeder Portfolio that invests in a Master Fund, the Portfolio’s income generally consists of its share of dividends and interest earned by the Master Fund. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

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Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”)(see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio (or more than 50% in value of the total assets of the Portfolio attributable from the Master Fund) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Master Fund). If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). For example, the amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. The Portfolio will provide you with the information necessary

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to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio (or Master Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Master Fund). Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio or its Master Fund invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio and its Master Fund. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by

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the Portfolio (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible

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basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums

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are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

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PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans,

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Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

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Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to

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shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

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Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and

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taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated the authority to vote proxies for the portfolio securities held by the Master Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolios and Master Funds, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Master Funds in a manner that the Advisor determines is in the best interests of the Master Funds and which seeks to maximize the value of the Master Funds’ investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Master Funds, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Master Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Master Funds, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving

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shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Master Funds. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Master Fund where the Advisor has agreed to assume the costs of the Master Fund’s voting expenses because, for such Master Fund, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Master Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Trustees of the Trust.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Master Fund invests in another Portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Master Fund invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Master Fund invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Master Fund will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or Master Fund would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the Portfolio or Master Fund. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a Portfolio or Master Fund to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a Master Fund of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each Master Fund and country periodically, no less frequently than annually. In certain circumstances, for example, for a Master Fund with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for such Master Fund. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of Master Fund, that the Master Fund’s vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

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For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio’s or Master Fund’s investment and that it is in the Portfolio’s or Master Fund’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolios or Master Funds, if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of the Portfolios and Master Funds; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third-party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the Portfolios and Master Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund or Trust at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor, the Board of the Fund and the Board of Trustees of the Trust (collectively, the “Board”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolios and Master Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio and its Master Fund, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. Each Portfolio and its Master Fund generally disclose the Master Fund’s complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio and its Master Fund. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Master Funds had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Callan Associates	Monitoring investor exposure and investment strategy	Quarterly
Cambridge Associates Limited	Monitoring investor exposure and investment strategy	Monthly
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Crewcial Partners	Monitoring investor exposure and investment strategy	Monthly
Institutional Shareholder Services	Proxy voting services	Daily
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly

Mercer Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly

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Recipient	Business Purpose	Frequency
NEPC, LLC	Monitoring investor exposure and investment strategy	Monthly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request
R. V. Kuhns & Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Securities Finance Trust Company	Securities lending agent	Daily
SS&C GIDS, Inc.	Transfer Agent	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily
TIAA Kaspick	Monitoring investor exposure and investment strategy	Upon Request
Willis Towers Watson	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. The Portfolios, Master Funds, the Advisor, or other parties do not receive any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Trust, the Advisor or DFAS, on the other. In order to protect the interests of shareholders, the Portfolios and the Master Funds, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) a Portfolio or its Master Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering

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whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio or its Master Fund, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in a Portfolio or Master Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of a Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of a Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of a Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on a Portfolio’s website.

SECURITIES LENDING

The Board of the following Portfolios’ Master Funds (collectively, the “Securities Lending Portfolios”) has approved their participation in a securities lending program. Under the securities lending program, Securities Finance Trust Company serves as the securities lending agent for those Securities Lending Portfolios for which State Street Bank and Trust Company acts as custodian. Under a separate securities lending program, Citibank, N.A. serves as the securities lending agent for those Securities Lending Portfolios for which it acts as custodian.

For the fiscal year ended October 31, 2025, the income earned by the Securities Lending Portfolios, as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending

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agency/authorization agreement between the Portfolios’ Master Funds and Securities Finance Trust Company, or Citibank, N.A. (each, a "Securities Lending Agent"), were as follows:

Fees and/or compensation from securities lending activities and related services:
Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
U.S. Large Cap Value Portfolio**	$17,162,459	$23,979	$180,419	–	–	$16,483,950	–	$16,688,348	$474,111
U.S. Large Cap Value Portfolio III**	$2,685,934	$3,753	$28,236	–	–	$2,579,746	–	$2,611,735	$74,199
DFA International Value Portfolio III**	$3,729,920	$68,810	$37,907	–	–	$2,831,888	–	$2,938,605	$791,315
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolios' annual financial statements due to timing differences, reconciliations and certain other adjustments.
**

A Portfolio with a corresponding Master Fund that is taxed as a partnership. "Net Revenue" reflects the proportional share of the securities lending revenue generated by the Master Fund that was received by the Portfolio.

For the fiscal year ended October 31, 2025, each Securities Lending Agent provided the following services for their respective Securities Lending Portfolios in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolios; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Portfolios; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolios at loan termination.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios' annual financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI. The audited financial statements of the Master Funds for the fiscal year ended October 31, 2025, as set forth in the Trust’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

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PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

A-1

1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

A-2

that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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INSTITUTIONAL CLASS SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers one-hundred and three series of shares. Dimensional Investment Group Inc. (“DIG”) is an open-end management investment company that offers ten series of shares. DFAIDG and DIG are collectively referred to as the “Fund” in this Statement of Additional Information (“SAI”). This SAI relates to twenty-three series of DFAIDG and one series of DIG (individually, a “Portfolio” and collectively, the “Portfolios”):

INTERNATIONAL PORTFOLIOS

Large Cap International Portfolio Ticker: DFALX	International Vector Equity Portfolio Ticker: DFVQX
DFA International Value Portfolio (Feeder) Ticker: DFIVX	International High Relative Profitability Portfolio Ticker: DIHRX

International Core Equity 2 Portfolio Ticker: DFIEX	World ex U.S. Value Portfolio Ticker: DFWVX

Global Small Company Portfolio Ticker: DGLIX	World ex U.S. Core Equity Portfolio Ticker: DFWIX
International Small Company Portfolio Ticker: DFISX	World Core Equity Portfolio Ticker: DREIX
Japanese Small Company Portfolio (Feeder) Ticker: DFJSX	Selectively Hedged Global Equity Portfolio Ticker: DSHGX
Asia Pacific Small Company Portfolio (Feeder) Ticker: DFRSX	Emerging Markets Portfolio (Feeder) Ticker: DFEMX
United Kingdom Small Company Portfolio (Feeder) Ticker: DFUKX	Emerging Markets Value Portfolio (Feeder) Ticker: DFEVX
Continental Small Company Portfolio (Feeder) Ticker: DFCSX	Emerging Markets Targeted Value Portfolio Ticker: DEMGX
DFA International Real Estate Securities Portfolio Ticker: DFITX	Emerging Markets Small Cap Portfolio (Feeder) Ticker: DEMSX

DFA Global Real Estate Securities Portfolio Ticker: DFGEX	Emerging Markets Core Equity 2 Portfolio Ticker: DFCEX

DFA International Small Cap Value Portfolio Ticker: DISVX	Emerging Markets ex China Core Equity Portfolio Ticker: DAADX

This SAI is not a Prospectus but should be read in conjunction with the Portfolios’ Prospectus dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from DFAIDG’s and DIG’s Annual Financial Statements & Other Information and with respect to the Feeder Portfolios, the audited financial statements and financial highlights of The DFA Investment Trust Company and Dimensional Emerging Markets Value Fund are incorporated by reference from the Master Funds’ Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS, POLICIES AND INVESTMENT PROCESS

Each of the Portfolios identified as a “Feeder” (a “Feeder Portfolio”) on the cover page of this SAI seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding series of The DFA Investment Trust Company (the “Trust” or “DFAITC”) or in the case of the Emerging Markets Value Portfolio, in the Dimensional Emerging Markets Value Fund (“DEM”). The series of the Trust and DEM are referred to as the “Master Funds.” Each of the Global Small Company Portfolio, International Small Company Portfolio, the World ex U.S. Value Portfolio, the World Core Equity Portfolio and the Selectively Hedged Global Equity Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing its assets in funds managed by Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”). The DFA Global Real Estate Securities Portfolio also may invest in funds managed by Dimensional. The series of the Trust, DEM and the portfolios of DFAIDG in which the Global Small Company Portfolio, International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio may invest are referred to as the “Underlying Funds.” The Underlying Funds in which the Global Small Company Portfolio may invest are The Asia Pacific Small Company Series, The Canadian Small Company Series, The Continental Small Company Series, The Emerging Markets Small Cap Series, The Japanese Small Company Series, The United Kingdom Small Company Series and U.S. Small Cap Portfolio. The Underlying Funds in which the International Small Company Portfolio may invest are The Canadian Small Company Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series and The Continental Small Company Series. The Underlying Funds in which the DFA Global Real Estate Securities Portfolio may invest include the DFA Real Estate Securities Portfolio and the DFA International Real Estate Securities Portfolio. The Underlying Funds in which the World ex U.S. Value Portfolio may invest include The DFA International Value Series, a series of the Trust, the DFA International Small Cap Value Portfolio and DEM. The Underlying Funds in which the World Core Equity Portfolio may invest include the U.S. Core Equity 1 Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio. The Underlying Funds in which the Selectively Hedged Global Equity Portfolio may invest include the U.S. Core Equity 2 Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio. This SAI describes the Institutional Class shares of the Portfolios.

The following information supplements the information set forth in the Prospectus of the Portfolios. Unless otherwise indicated, the following information applies to all of the Portfolios, Master Funds and Underlying Funds, including the Feeder Portfolios, through their investment in the Master Funds, and the Global Small Company Portfolio, International Small Company Portfolio, World ex U.S. Value Portfolio, Selectively Hedged Global Equity Portfolio, DFA Global Real Estate Securities Portfolio and World Core Equity Portfolio through their investment in their respective Underlying Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus. This SAI relates to the Institutional Class shares of the Portfolios.

Dimensional serves as investment advisor to each Portfolio and each Master Fund. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Each Portfolio, Master Fund and Underlying Fund is diversified under the federal securities laws and regulations.

Because the structure of the Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between investment companies and their affiliates might become applicable.

Each of the Portfolios (except the DFA International Value Portfolio) has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  For purposes of each 80% policy, the value of the derivatives in which a Portfolio invests will be calculated in the same way that the values of

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derivatives are calculated when calculating a Portfolio’s net asset value. Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Portfolio’s net asset value. Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change and will change the name of the Portfolio.  A Portfolio structured as a fund of funds will look through the shares of its Underlying Funds for purposes of complying with its 80% policy, if applicable. For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

With respect to each Portfolio (other than DFA International Real Estate Securities Portfolio and DFA Global Real Estate Securities Portfolio) and the Master Funds, the Advisor has adopted a process that monitors environmental, social, and governance news and large share price movements of eligible portfolio companies to identify issuers whose future financial data may be negatively impacted to a significant degree by environmental, social, or governance factors. The Advisor may use third party tools to assist in filtering news focused on environmental, social and governance issues. Companies that are identified through this process are escalated to the members of the Advisor’s portfolio management team for further evaluation. After review, if the portfolio management team determines that an issuer’s future financial data is likely to be significantly impacted, the issuer may be underweighted, temporarily excluded from further investment, or divested from a Portfolio or Master Fund.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Portfolios and Master Funds with respect to brokerage commissions. The Portfolios will incur brokerage costs when engaging in portfolio transactions for securities. However, the Portfolios will not incur any brokerage costs in connection with their purchase or redemption of shares of other investment companies managed by the Advisor, such as the Master Funds or Underlying Funds.

The following table reports brokerage commissions paid by the Portfolios and in the case of a Feeder Portfolio, its corresponding Master Fund, during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023.

Master Fund/Portfolio	FISCAL YEAR ENDED 2025	FISCAL YEAR ENDED 2024	FISCAL YEAR ENDED 2023
Large Cap International Portfolio	$219,081	$260,207	$262,580
The DFA International Value Series	$920,098	$967,808	$833,110
International Core Equity 2 Portfolio	$1,317,927	$2,112,683	$1,680,832
Global Small Company Portfolio	$333	$48	$19
International Small Company Portfolio	$21,337	$15,343	$14,648
The Japanese Small Company Series	$254,229	$251,014	$138,297
The Asia Pacific Small Company Series	$138,312	$155,156	$123,627
The United Kingdom Small Company Series	$149,109	$133,435	$76,957
The Continental Small Company Series	$550,874	$484,333	$305,672
DFA Global Real Estate Securities Portfolio	$102,918	$80,960	$67,744
DFA International Real Estate Securities Portfolio	$138,830	$287,152	$330,752
DFA International Small Cap Value Portfolio	$1,165,335	$902,095	$908,453
International Vector Equity Portfolio	$210,660	$488,851	$260,106
International High Relative Profitability Portfolio	$102,112	$143,382	$154,254
World ex U.S. Value Portfolio	$124	$56	N/A
World ex U.S. Core Equity Portfolio	$276,014	$510,351	$267,611
World Core Equity Portfolio	N/A	N/A	N/A
Selectively Hedged Global Equity Portfolio	$365	$229	$271

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Master Fund/Portfolio	FISCAL YEAR ENDED 2025	FISCAL YEAR ENDED 2024	FISCAL YEAR ENDED 2023
The Emerging Markets Series	$634,232	$716,282	$658,218
Dimensional Emerging Markets Value Fund (Emerging Markets Value Portfolio)	$1,222,441	$1,786,805	$1,583,993
Emerging Markets Targeted Value Portfolio	$58,358	$77,567	$60,031
The Emerging Markets Small Cap Series	$541,669	$850,473	$842,532
Emerging Markets Core Equity 2 Portfolio	$1,480,736	$2,630,181	$2,708,251
Emerging Markets ex China Core Equity Portfolio	$407,682	$248,029	$160,423

The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by those Portfolios.

Please note that while the following discussion relates to the policies of the Portfolios with respect to brokerage commissions, it should be understood that, with respect to a Feeder Portfolio, the discussion applies to the Master Fund in which the Feeder Portfolio invests substantially all of its assets, the Underlying Funds in which the Global Small Company Portfolio, International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio may invest, and the Global Small Company Portfolio and DFA Global Real Estate Securities Portfolio themselves, to the extent they invest directly in securities.

Portfolio transactions of the Portfolios will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolios to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolios invest. The Advisor also checks the rate of commission being paid by the Portfolios to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Portfolios and Master Funds that they sub-advise.

Subject to the duty to seek to obtain best price and execution, transactions of the Portfolios may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Boards of Trustees/Directors of DFAIDG, DIG, DEM and the Trust, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Portfolios may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolios and Master Funds with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for each Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good

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faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2025, the Portfolios or, in the case of a Feeder Portfolio, its corresponding Master Fund, and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any Portfolio's or Master Fund's brokerage transactions to a broker because of research services provided.

Certain Portfolios or Master Funds may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). The table below lists the regular brokers or dealers of each Portfolio, or in the case of a Feeder Portfolio, its corresponding Master Fund, whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio or Master Fund during the fiscal year ended October 31, 2025, as well as the value of such securities held by the Portfolio or Master Fund as of October 31, 2025.

Master Fund / Portfolio	Broker or Dealer	Value of Securities
The Asia Pacific Small Company Series	Euroz Hartleys Group Ltd.	$72,744

Large Cap International Portfolio	UBS Group AG	$25,571,852
	Macquarie Group Ltd.	$10,062,073

International Core Equity 2 Portfolio	UBS Group AG	$95,528,514
	Macquarie Group Ltd.	$26,318,644

International Vector Equity Portfolio	UBS Group AG	$7,735,987
	Deutsche Bank AG	$7,546,787
	Macquarie Group Ltd.	$1,498,671
	Canaccord Genuity Group, Inc.	$814,942

World ex U.S. Core Equity Portfolio	UBS Group AG	$8,096,756
	Macquarie Group Ltd.	$2,212,690

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (“Commission” or “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Commission; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that

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invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others; or

(7) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

The Large Cap International Portfolio, DFA International Value Portfolio, DFA International Small Cap Value Portfolio, International Small Company Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio and Continental Small Company Portfolio will not:

(8) sell securities short.

The Portfolios, except the International Core Equity 2 Portfolio, Global Small Company Portfolio, Emerging Markets Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Emerging Markets Targeted Value Portfolio, and Emerging Markets ex China Core Equity Portfolio, will not:

(9) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry.

The International Core Equity 2 Portfolio, Global Small Company Portfolio, Emerging Markets Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Emerging Markets Targeted Value Portfolio and Emerging Markets ex China Core Equity Portfolio, will not:

(10) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies), except that the DFA International Real Estate Securities Portfolio and the DFA Global Real Estate Securities Portfolio shall invest more than 25% of their total assets in securities of companies in the real estate industry.

The investment limitations described in (5), (9), and (10) above do not prohibit each Feeder Portfolio or the Global Small Company Portfolio, International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World Core Equity Portfolio and the Selectively Hedged Global Equity Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Master Funds or Underlying Funds, respectively. In applying the investment limitations, each such Portfolio will look through to the security holdings of the Underlying Funds and/or Master Funds in which the Portfolio may invest. The investment limitations of each Master Fund are similar to those of the corresponding Feeder Portfolio. The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

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For purposes of the investment limitation described in (1) above, the Global Small Company Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, and Emerging Markets Value Portfolio (indirectly through their investments in the corresponding Master Funds) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. Additionally, with respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio. The Portfolios do not currently intend to borrow money for investment purposes. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. Investment limitation (2) above also does not, among other things, prevent a Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC. Inasmuch as the Feeder Portfolios and International Small Company Portfolio will only hold shares of certain Master Funds, or any Portfolio structured as a fund of funds only holds shares of Underlying Funds, these Portfolios do not intend to lend those shares.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Funds’ liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Funds have implemented the Liquidity Program, and the Boards, including a majority of the disinterested Directors, have appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Selectively Hedged Global Equity Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”). Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

With respect to the investment limitation described in (7) above, a Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above.  A Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets.  Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies.

In applying the investment limitations described in (9) and (10) above, each Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

Notwithstanding any of the above investment limitations, the Global Small Company Portfolio, Emerging Markets Series, Emerging Markets Small Cap Series, Dimensional Emerging Markets Value Fund, Emerging Markets Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, Selectively Hedged

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Global Equity Portfolio, Emerging Markets Targeted Value Portfolio and Emerging Markets ex China Core Equity Portfolio may establish subsidiaries or other similar vehicles for the purpose of conducting their investment operations if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors, or whose use is otherwise considered by such Master Funds and Portfolios to be advisable. Each Master Fund and the Global Small Company Portfolio, Emerging Markets Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, Emerging Markets Targeted Value Portfolio and Emerging Markets ex China Core Equity Portfolio would “look through” any such vehicle or subsidiary to determine compliance with its investment restrictions.

Except with respect to a Portfolio’s or Master Fund’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolios’ and Master Funds’ investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

Please note that while the following discussion relates to the policies of certain Portfolios with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Feeder Portfolio and to the Master Fund in which the Feeder Portfolio invests substantially all of its assets. With respect to the Global Small Company Portfolio, International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World Core Equity Portfolio, and Selectively Hedged Global Equity Portfolio, the discussion relates to both the Portfolios themselves and the Underlying Funds in which they may invest.

Each Portfolio, Master Fund and Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio, Master Fund, or Underlying Fund. The Portfolios, Master Funds, and Underlying Funds, however, do not intend to sell futures contracts to establish short positions in individual securities. The Selectively Hedged Global Equity Portfolio may also use futures contracts to hedge some or all of the currency exposure of its foreign securities.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio, Master Fund or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio, Master Fund or Underlying Fund also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio, Master Fund or Underlying Fund. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio, Master Fund or Underlying Fund expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, a Portfolio, Master Fund or Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Portfolio, Master Fund or Underlying Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation

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of futures positions at an advantageous price and subjecting a Portfolio, Master Fund or Underlying Fund to substantial losses. In such event, and in the event of adverse price movements, the Portfolio, Master Fund or Underlying Fund would be required to make daily cash payments of variation margin. In such situations, if the Portfolio, Master Fund or Underlying Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio, Master Fund or Underlying Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio, Master Fund or Underlying Fund.

FOREIGN CURRENCY TRANSACTIONS

The Portfolios (or in the case of Feeder Portfolios, their Master Funds) may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  Each Portfolio and Master Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

With respect to a Portfolio or Master Fund, the Portfolio or Master Fund may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, a Portfolio or Master Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

At the maturity of a forward currency contract, the Portfolio or Master Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio or Master Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio or Master Fund. To the extent the Portfolio or Master Fund engages in forward currency contracts to generate current income, the Portfolio and Master Fund will be subject to these risks which the Portfolio and Master Fund might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit the Portfolio or Master Fund if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

SWAPS

The Portfolios, Underlying Funds and Master Funds also may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. The Portfolios, Underlying Funds and Master Funds may use equity swaps to invest in

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a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Portfolios, Underlying Funds and Master Funds may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay a Portfolio, Underlying Fund or Master Fund an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Portfolio, Underlying Fund or Master Fund. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides a Portfolio, Underlying Fund or Master Fund with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Portfolio, Underlying Fund or Master Fund in connection with its investments in these instruments.

The swaps in which the Portfolios, Underlying Funds and Master Funds invest involve greater risks than if the Portfolios, Underlying Funds and Master Funds had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of a Portfolio, Underlying Fund or Master Fund and the investment performance of the Portfolio, Underlying Fund or Master Fund may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. A Portfolio's, Underlying Fund's, or Master Fund's ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio, Underlying Fund or Master Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to a Portfolio, Underlying Fund or Master Fund. If a default occurs by the other party to such transaction, the Portfolio, Underlying Fund or Master Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Portfolios, Underlying Funds and Master Funds may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to a Portfolio, Underlying Fund or Master Fund, or the Portfolio, Underlying Fund or Master Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors/Trustees, is responsible for determining and monitoring the liquidity of the Portfolios', Underlying Funds' and Master Funds' swaps transactions in accordance with the Fund's, Trust's or DEM's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through

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an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Portfolio, Underlying Fund or Master Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, a Portfolio, Underlying Fund or Master Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's, Underlying Fund's, or Master Fund's rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission ("CFTC") currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by a Portfolio, Underlying Fund or Master Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio, Underlying Fund or Master Fund has an open position, or the central counterparty in a swap contract. The assets of the Portfolio, Underlying Fund or Master Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio, Underlying Fund or Master Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Portfolio, Underlying Fund or Master Fund is also subject to the risk that the FCM could use the Portfolio's, Underlying Fund's, or Master Fund's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund, the Trust or DEM do not consider a Portfolio's, Underlying Fund's, or Master Fund's obligations under swap contracts senior securities and, accordingly, the Portfolios, Underlying Funds and Master Funds will not treat them as being subject to the Portfolios', Underlying Funds' and Master Funds' borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that a Portfolio, Underlying Fund or Master Fund cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio, Underlying Fund or Master Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's, Underlying Fund's, or Master Fund's net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Portfolios, Underlying Funds and Master Funds, may increase the cost of the Portfolios', Underlying Funds' and Master Funds' investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's, Underlying Fund's, or Master Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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PARTICIPATORY NOTES

The Global Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, Emerging Markets Master Funds, Emerging Markets Targeted Value Portfolio, Emerging Markets Core Equity 2 Portfolio and Emerging Markets ex China Core Equity Portfolio may invest in equity access products and instruments that have economic characteristics similar to equity securities, such as participation notes (also known as participatory notes) or other structured instruments that may be developed from time to time (collectively, “structured instruments”).

Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity security, basket of securities, or market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of a Portfolio's or Master Fund's fundamental industry concentration policy, the Portfolio or Master Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of a structured instrument.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying equity security, basket of securities, or market may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate.

Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing a Portfolio's or Master Fund's turnover rate, transaction costs and tax liability. Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose a Portfolio or Master Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Portfolio or Master Fund to counterparty risk (and this risk may be amplified if a Portfolio or Master Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios, Master Funds, and Underlying Funds described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios, Master Funds, and Underlying Funds. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios, Master Funds, or Underlying Funds, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio, Master Fund, and Underlying Fund, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio, Master Fund, and Underlying Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio, Master Fund, or Underlying Fund (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the

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aggregate net notional value of the Portfolio’s, Master Fund's, or Underlying Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s, Master Fund's, or Underlying Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio, Master Fund, or Underlying Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio, Master Fund, or Underlying Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio, Master Fund, or Underlying Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio, Master Fund, or Underlying Fund, the Portfolio, Master Fund, or Underlying Fund may incur additional compliance and other expenses.

FOREIGN ISSUERS

The Portfolios (or, in the case of Feeder Portfolios, their Master Funds) may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of a Portfolio or Master Fund to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A Portfolio or Master Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that a Portfolio or Master Fund invests a significant portion of its assets in a specific geographic region or country, a Portfolio or Master Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. A Portfolio or Master Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit a Portfolio's or Master Fund's investment opportunities, impairing the Portfolio's or Master Fund's ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the

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devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of a Portfolio or Master Fund to buy, sell, receive or deliver those securities; or (ii) other limitations on a Portfolio's or Master Fund's ability to invest or hold such securities.

Emerging markets

Global Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, Emerging Markets Master Funds, Emerging Markets Targeted Value Portfolio, Emerging Markets Core Equity 2 Portfolio and Emerging Markets ex China Core Equity Portfolio may invest in securities from issuers located in emerging markets. Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems which may limit the rights and remedies available to a Portfolio against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Advisor’s ability to evaluate issuers.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Portfolio could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce a Portfolio's income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Portfolio's securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of

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some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to a Portfolio's shareholders.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and

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stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

Investments in Stock Connect. Global Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, Emerging Markets Master Funds, Emerging Markets Targeted Value Portfolio, and Emerging Markets Core Equity 2 Portfolio may invest in China A-shares through Stock Connect. Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a Portfolio. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a Portfolio's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a Portfolio's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. Beginning December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a Portfolio's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a Portfolio is unable to add to or exit its position, which could adversely affect a Portfolio's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a Portfolio's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Investments in Variable Interest Entities (“VIEs”). Global Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, Emerging Markets Master Funds, Emerging Markets Targeted Value Portfolio, and Emerging Markets Core Equity 2 Portfolio may have investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as VIEs, that operate in sectors in which China restricts and/or prohibits foreign investments. These investments may present additional risks. In a VIE structure, foreign investors, such as a Portfolio, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with

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exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. Effective March 31, 2023, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either.

It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a Portfolio's returns and net asset value.

In addition, foreign companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board or the U.S. government, which could significantly decrease the liquidity and value of such investments.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s, Underlying Fund’s, or Master Fund’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio, Underlying Fund or Master Fund. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the

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United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of a Portfolio’s, Underlying Fund’s or Master Fund’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of a Portfolio’s, Underlying Fund’s or Master Fund’s investments.
CASH MANAGEMENT PRACTICES

All non-Feeder Portfolios, Master Funds and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, a Portfolio or Master Fund may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of the non-Feeder Portfolios, Master Funds and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The non-Feeder Portfolios, Master Funds and Underlying Funds may invest cash in the following permissible investments:

Portfolios and Master Funds	Permissible Cash Investments*

Large Cap International Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

DFA International Value Series

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

International Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

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Portfolios and Master Funds	Permissible Cash Investments*

Global Small Company Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

International Small Company Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Japanese Small Company Series, Asia Pacific Small Company Series, United Kingdom Small Company Series and Continental Small Company Series

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

DFA International Real Estate Securities Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds**

DFA Global Real Estate Securities Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds **; index futures contracts and options thereon

DFA International Small Cap Value Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

International Vector Equity Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds**; index futures contracts and options thereon

International High Relative Profitability Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

World ex U.S. Value Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

World ex U.S. Core Equity Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market mutual funds**

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Portfolios and Master Funds	Permissible Cash Investments*

World Core Equity Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Selectively Hedged Global Equity Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

The Emerging Markets Master Funds, Emerging Markets Targeted Value Portfolio, Emerging Markets Core Equity 2 Portfolio and Emerging Markets ex China Core Equity Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

* With respect to fixed income instruments, except in connection with corporate actions, the non-Feeder Portfolios, Master Funds and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

** Investments in money market mutual funds may involve duplication of certain fees and expenses.

REFLOW REDEMPTION SERVICE

A Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. A Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. If the Portfolio is part of a “master-feeder” structure, then the “feeder” Portfolio does not generally buy individual securities directly. Instead, the feeder Portfolio invests in a corresponding “master” Portfolio that in turn purchases stocks and other securities. Under a master-feeder structure, ReFlow redemptions and subscriptions take place at the feeder level, where the capital commitments are pooled, and securities are redeemed at the master level, where the securities are held. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios' Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolios' activity in the program for the fiscal year ended October 31, 2025.

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The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolios and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Portfolio to maintain cash reserves, reduce Portfolio transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that a Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

Each non-Feeder Portfolio, Master Fund and Underlying Fund may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, each non-Feeder Portfolio, Master Fund or Underlying Fund may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the non-Feeder Portfolio, Master Fund or Underlying Fund contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  Each non-Feeder Portfolio, Master Fund or Underlying Fund may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time a non-Feeder Portfolio, Master Fund or Underlying Fund enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a non-Feeder Portfolio, Master Fund or Underlying Fund committed to pay or receive for the security.  A non-Feeder Portfolio, Master Fund or Underlying Fund will lose money if the value of a

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purchased security falls below the purchase price and a non-Feeder Portfolio, Master Fund or Underlying Fund will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

EXCHANGE TRADED FUNDS

The non-Feeder Portfolios, Master Funds and Underlying Funds may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the non-Feeder Portfolios, Master Funds, and Underlying Funds invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. The non-Feeder Portfolios, Master Funds and Underlying Funds also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Portfolios, Master Funds and Underlying Funds with the expectation that they will be held for longer than one year. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Boards of Directors of the Fund (collectively, the "Board") is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at

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other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

22

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

23

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

24

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	DFAIDG –Since 2021 DIG – Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	DFAIDG –Since 2017; DIG – Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	DFAIDG –Since 2019 DIG – Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	DFAIDG –Since 2021 DIG – Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	DFAIDG – Since 2024 DIG – Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).

25

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	DFAIDG – Since 2000; DIG – Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member, and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	DFAIDG –Since 2021 DIG – Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

26

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	DFAIDG –Since 2019 DIG – Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director of DFAIDG and DIG since 2021 Co-Chief Executive Officer of DFAIDG and DIG since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018), Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

27

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director of DFAIDG and DIG since 2021 Co-Chief Executive Officer since 2017 of DFAIDG and DIG Co-Chief Investment Officer of DFAIDG and DIG since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolios of the Funds in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*

28

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler[1]

International Core Equity 2 Portfolio – Over $100,000

DFA International Small Cap Value Portfolio –Over $100,000

International Vector Equity Portfolio – Over $100,000

International High Relative Profitability Portfolio – $50,001-$100,000

Emerging Markets Portfolio – $10,001-$50,000

Emerging Markets Core Equity 2 Portfolio – $50,001-$100,000

Emerging Markets ex China Core Equity Portfolio – Over $100,000

Over $100,000
Gerard K. O’Reilly	None	Over $100,000

*  As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

1  Mr. Butler does not invest in the DFA International Value Portfolio described in this SAI but invests in another feeder portfolio that invests substantially all of its assets in the same Master Fund as the Portfolio (ownership range of $50,001-$100,000).

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Funds during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same period. The table also provides the compensation paid by each Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

29

Name and Position	Aggregate Compensation from DFAIDG	Aggregate Compensation from DIG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	$25,536	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	$27,350	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	$25,536	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	$25,536	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	$25,536	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	$27,350	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	$25,536	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	$35,210	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	$25,715	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

30

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

31

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

32

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

33

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

35

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

36

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

37

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios, Underlying Funds, and Master Funds. The services provided by State Street are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the non-Feeder Portfolios (except the Global Small Company Portfolio, International Small Company Portfolio, World ex U.S. Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, and, with respect to their investments in their Underlying Funds, the Global Small Company Portfolio and DFA Global Real Estate Securities Portfolio), the Feeder Portfolios, Master Funds, and the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to a non-Feeder Portfolio, Master Fund, or Underlying Fund under the fee schedule are allocated to each such non-Feeder Portfolio, Master Fund, or Underlying Fund based on the non-Feeder Portfolio's, Master Fund's or Underlying Fund's pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolios.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, serves as the custodian for the following Portfolios and Master Funds: Large Cap International Portfolio, The DFA International Value Series, Global Small Company Portfolio, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, DFA International Small Cap Value Portfolio, International Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, The Emerging Markets Series, Emerging Markets Targeted Value Portfolio, The Emerging Markets Small Cap Series, Emerging Markets Core Equity 2 Portfolio, Emerging Markets ex China Core Equity Portfolio and Dimensional Emerging Markets Value Fund.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the International Small Company Portfolio, World Core Equity Portfolio, and the Feeder Portfolios.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

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Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios and Master Funds. Pursuant to an Investment Management Agreement with each Portfolio and Master Fund, the Advisor is responsible for the management of their respective assets. With respect to an Investment Management Agreement with each Feeder Portfolio, the Advisor manages the portion of each Feeder Portfolio’s assets that are retained by the Feeder Portfolio for direct investment and, at its discretion, may make a determination to withdraw a Feeder Portfolio’s investment from its corresponding Master Fund to invest in another Master Fund or manage all the Feeder Portfolio’s assets directly if the Advisor believes it is in the best interests of the Feeder Portfolio and its shareholders to do so.

Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Global Small Company Portfolio, Japanese Small Company Series, Asia Pacific Small Company Series, International Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, Large Cap International Portfolio, The International Value Series, DFA International Small Cap Value Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, The Emerging Markets Series, Dimensional Emerging Markets Value Fund, Emerging Markets Targeted Value Portfolio, The Emerging Markets Small Cap Series, Emerging Markets Core Equity 2 Portfolio, and Emerging Markets ex China Core Equity Portfolio (each a "DFA Australia Sub-Advised Fund"). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on securities of international companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing

40

such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the Global Small Company Portfolio, United Kingdom Small Company Series, Continental Small Company Series, International Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, International High Relative Profitability Portfolio, Large Cap International Portfolio, The International Value Series, DFA International Small Cap Value Portfolio, World ex U.S. Value Portfolio, World ex U.S. Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, The Emerging Markets Series, Dimensional Emerging Markets Value Fund, Emerging Markets Targeted Value Portfolio, The Emerging Markets Small Cap Series, Emerging Markets Core Equity 2 Portfolio, and Emerging Markets ex China Core Equity Portfolio (each a "DFAL Sub-Advised Fund"). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on securities of United Kingdom and European equity market companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the

41

Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

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Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios' prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to each Portfolio (and, with respect to each Feeder Portfolio, its corresponding Master Fund), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (and, with respect to each Feeder Portfolio, its corresponding Master Fund). Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to the Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios paid management fees to the Advisor as set forth in the following table.

Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

Large Cap International Portfolio	2025	$9,045	None	$9,045
	2024	$8,258	None	$8,258
	2023	$7,649	None	$7,649

DFA International Value Portfolio*	2025	$52,684	($20,319)	$32,365	**
	2024	$48,158	($18,387)	$29,771	**
	2023	$45,522	($17,188)	$28,334

International Core Equity 2 Portfolio	2025	$66,652	None	$66,652
	2024	$62,445	None	$62,445
	2023	$58,999	None	$58,999

Global Small Company Portfolio	2025	$353	($219)	$134	**
	2024	$319	($206)	$113
	2023	$304	($188)	$116	**

International Small Company Portfolio	2025	$31,109	None	$31,109
	2024	$29,728	None	$29,728
	2023	$26,478	None	$26,478

Japanese Small Company Portfolio*	2025	$3,841	($222)	$3,619
	2024	$3,825	($221)	$3,604
	2023	$3,754	($259)	$3,495

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Asia Pacific Small Company Portfolio*	2025	$1,932	($157)	$1,775
	2024	$1,918	($155)	$1,763
	2023	$2,054	($218)	$1,836

United Kingdom Small Company Portfolio	2025	$1,639	($22)	$1,617
	2024	$1,688	($21)	$1,667
	2023	$1,415	($21)	$1,394

Continental Small Company Portfolio*	2025	$6,088	($180)	$5,908
	2024	$8,338	($779)	$7,559	**
	2023	$7,552	($723)	$6,829	**

DFA International Real Estate Securities Portfolio	2025	$7,763	None	$7,763
	2024	$8,309	None	$8,309
	2023	$10,641	None	$10,641

DFA Global Real Estate Securities Portfolio	2025	$13,509	($4,707)	$8,802
	2024	$13,972	($4,754)	$9,218	**
	2023	$15,045	($6,580)	$8,465

DFA International Small Cap Value Portfolio	2025	$47,790	None	$47,790
	2024	$43,814	None	$43,814
	2023	$42,001	None	$42,001

International Vector Equity Portfolio	2025	$9,776	None	$9,776
	2024	$10,336	None	$10,336
	2023	$9,661	None	$9,661

International High Relative Profitability Portfolio	2025	$4,039	($102)	$3,937	**
	2024	$4,030	None	$4,030
	2023	$4,156	None	$4,156

World ex U.S. Value Portfolio	2025	$1,037	($598)	$439
	2024	$871	($505)	$366
	2023	$790	($458)	$332

World ex U.S. Core Equity Portfolio	2025	$10,686	None	$10,686
	2024	$9,881	None	$9,881
	2023	$8,937	None	$8,937

World Core Equity Portfolio	2025	$2,527	($1,958)	$569	**
	2024	$2,423	($1,908)	$515	**
	2023	$2,242	($1,758)	$484	**

Selectively Hedged Global Equity Portfolio	2025	$756	($604)	$152
	2024	$691	($551)	$140
	2023	$667	($552)	$115

Emerging Markets Portfolio*	2025	$21,393	($5,470)	$15,923
	2024	$19,474	($4,979)	$14,495
	2023	$17,620	($4,504)	$13,116

Emerging Markets Value Portfolio*	2025	$54,873	($11,977)	$42,896	**
	2024	$52,131	($10,829)	$41,302
	2023	$50,816	($10,558)	$40,258

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Emerging Markets Targeted Value Portfolio	2025	$1,421	($195)	$1,226	**
	2024	$1,296	($189)	$1,107	**
	2023	$1,149	None	$1,149

Emerging Markets Small Cap Portfolio*	2025	$26,311	($7,302)	$19,009
	2024	$28,855	($8,010)	$20,845
	2023	$28,548	($7,925)	$20,623

Emerging Markets Core Equity 2 Portfolio	2025	$95,881	None	$95,881
	2024	$88,630	None	$88,630
	2023	$79,663	None	$79,663

Emerging Markets ex China Core Equity Portfolio	2025	$3,732	($138)	$3,594	**
	2024	$2,759	($92)	$2,667	**
	2023	$1,713	($157)	$1,556	**

*	The fees set forth in the table above include the fees paid to the Advisor by both the Feeder Portfolio and its corresponding Master Fund for investment management services.
**	After waiver and recoupment of fees previously waived

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the non-Feeder Portfolios below, and a portion of the Fee Waiver Agreement for certain Feeder Portfolios below, will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement for such Portfolios shall continue in effect from year to year thereafter unless terminated by a Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Portfolios, as described in the notes below, will remain in effect permanently, unless terminated by a Fund. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio. With respect to the World ex U.S. Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset a Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

DFA International Value Portfolio

Emerging Markets Portfolio

Emerging Markets Value Portfolio

Emerging Markets Small Cap Portfolio

The Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio listed below to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Short Term Series”), to the rate listed below as a percentage of the average net assets of the Institutional Class of a Portfolio on an annualized basis (each, a "Total Management Fee Limit").

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Portfolio	Total Management Fee Limit
DFA International Value Portfolio	0.25%
Emerging Markets Portfolio	0.29%
Emerging Markets Value Portfolio	0.38%
Emerging Markets Small Cap Portfolio	0.52%

With respect to the Emerging Markets Portfolio, in addition to the permanent fee waiver described above for the Portfolio, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of the Institutional Class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). With respect to the DFA International Value Portfolio and Emerging Markets Value Portfolio, in addition to the permanent fee waiver described above for the Portfolio, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other expenses of the Institutional Class of the Portfolio (including expenses incurred through its investment in other investment companies managed by the Advisor, except for the expenses that the Portfolio incurs indirectly through investments of securities lending cash collateral in Short Term Series and unaffiliated money market funds) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rates listed below as a percentage of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount. Except, a Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the permanent fee waiver. Also, a Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
DFA International Value Portfolio	0.28%
Emerging Markets Portfolio	0.49%
Emerging Markets Value Portfolio	0.44%

Large Cap International Portfolio

International Core Equity 2 Portfolio

DFA International Real Estate Securities Portfolio

International Vector Equity Portfolio

Emerging Markets Core Equity 2 Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the following Portfolios (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of the Institutional Class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the

46

Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
Large Cap International Portfolio	0.24%
International Core Equity 2 Portfolio	0.30%
DFA International Real Estate Securities Portfolio	0.29%
International Vector Equity Portfolio	0.60%
Emerging Markets Core Equity 2 Portfolio	0.54%

International High Relative Profitability Portfolio

Global Small Company Portfolio

Emerging Markets Targeted Value Portfolio

Emerging Markets ex China Core Equity Portfolio

Pursuant to a Fee Waiver and Expense Assumption Agreement (the “Fee Waiver Agreement”) for the Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of each Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and the Short Term Series, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolios will not reimburse the Advisor for fees waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
International High Relative Profitability Portfolio	0.29%[1]
Global Small Company Portfolio	0.42%
Emerging Markets Targeted Value Portfolio	0.58%[2]
Emerging Markets ex China Core Equity Portfolio	0.43%

1 Prior to February 28, 2025, the Expense Limitation Amount in the Fee Waiver Agreement was 0.35% of the average net assets of a class of the International High Relative Profitability Portfolio on an annualized basis.

2 Prior to February 28, 2024, the Expense Limitation Amount in the Fee Waiver Agreement was 0.85% of the average net assets of a class of the Emerging Markets Targeted Value Portfolio on an annualized basis.

International Small Company Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of the Institutional Class of the Portfolio (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Portfolio is not

47

obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
International Small Company Portfolio	0.45%

Japanese Small Company Portfolio

Asia Pacific Small Company Portfolio

United Kingdom Small Company Portfolio

Continental Small Company Portfolio

The Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio listed below to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio (the “Total Management Fee Limit”), including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Short Term Series, to 0.35% of the average net assets of the Institutional Class of a Portfolio on an annualized basis (the “Permanent Fee Waiver”). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of the Institutional Class of a Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of the Institutional Class of a Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. Except, a Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver. Also, a Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
Japanese Small Company Portfolio	0.42%
Asia Pacific Small Company Portfolio	0.42%
United Kingdom Small Company Portfolio	0.42%
Continental Small Company Portfolio	0.42%

DFA Global Real Estate Securities Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio, on an annualized basis, to the rate listed below as a percentage of the average net assets of the Institutional Class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Portfolio is not

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obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
DFA Global Real Estate Securities Portfolio	0.22%[1]

1  Prior to February 28, 2023, the Expense Limitation Amount in the Fee Waiver Agreement was 0.24% of the average net assets of the Institutional Class of the DFA Global Real Estate Securities Portfolio on an annualized basis.

World ex U.S. Value Portfolio

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.32% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Short Term Series (the “Underlying Funds”). In addition, the Advisor also agrees to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Underlying Funds’ management fees have been offset (the “Remaining Management Fee”)) to the extent necessary to reduce the ordinary operating expenses of the Institutional Class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and unaffiliated money market funds) (“Portfolio Expenses”) to the rate listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee. At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
World ex U.S. Value Portfolio	0.60%

World ex U.S. Core Equity Portfolio

The Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Institutional Class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of the Institutional Class of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
World ex U.S. Core Equity Portfolio	0.39%

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World Core Equity Portfolio

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.22% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Short Term Series (the “Underlying Funds”) (including the Portfolio’s proportionate share of any management fees that an Underlying Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of the Institutional Class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and unaffiliated money market funds) (“Portfolio Expenses”) of the Institutional Class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
World Core Equity Portfolio	0.27%

Selectively Hedged Global Equity Portfolio

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.24% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through investment of securities lending cash collateral in the Short Term Series (the “Underlying Funds”). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of the Institutional Class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Short Term Series and unaffiliated money market funds) (“Portfolio Expenses”) of the Institutional Class of the Portfolio, on an annualized basis, to the rate listed below as a percentage of the average net assets of the class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
Selectively Hedged Global Equity Portfolio	0.40%

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PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, Master Funds and the Underlying Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios, Master Funds and Underlying Funds based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.

International Core Equity 2 Portfolio, DFA International Real Estate Securities Portfolio, International Vector Equity Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity 2 Portfolio, and Emerging Markets ex China Core Equity Portfolio

Jed S. Fogdall, Mary T. Phillips, Allen Pu and William B. Collins-Dean
Global Small Company Portfolio and World ex U.S. Value Portfolio	Jed S. Fogdall, Allen Pu and Ashish P. Bhagwanjee

International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Small Cap Value Portfolio, Large Cap International Portfolio, DFA International Value Portfolio and International High Relative Profitability Portfolio

Jed S. Fogdall, Joel P. Schneider and Brendan J. McAndrews
DFA Global Real Estate Securities Portfolio	Jed S. Fogdall, Mary T. Phillips, Allen Pu, William B. Collins-Dean and Ashish P. Bhagwanjee
World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio	Jed S. Fogdall, Mary T. Phillips, Allen Pu and Ashish P. Bhagwanjee
Emerging Markets Portfolio, Emerging Markets Value Portfolio, Emerging Markets Targeted Value Portfolio and Emerging Markets Small Cap Portfolio	Jed S. Fogdall, Ethan Wren and Mary T. Phillips

Other Managed Accounts

In addition to the Portfolios (and with respect to the Feeder Portfolios, the Master Fund in which a Feeder Portfolio invests substantially all of its assets) and the Underlying Funds, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

Mary T. Phillips

• 48 U.S. registered mutual funds with $176,724 million in total assets under management.

• 8 unregistered pooled investment vehicles with $13,931 million in total assets under management.

• 0 other accounts.

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Allen Pu

• 70 U.S. registered mutual funds with $338,223 million in total assets under management.

• 16 unregistered pooled investment vehicles with $29,175 million in total assets under management.

• 0 other accounts.

William B. Collins-Dean

• 25 U.S. registered mutual funds with $133,778 million in total assets under management.

• 7 unregistered pooled investment vehicles with $12,278 million in total assets under management.

• 7 other accounts with $3,371 million in total assets under management.

Joel P. Schneider

• 43 U.S. registered mutual funds with $244,419 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 4 other accounts with $4,771 million in total assets under management.

Ashish P. Bhagwanjee

• 25 U.S. registered mutual funds with $27,013 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 1,754 other accounts with $7,144 million in total assets under management.

Ethan Wren

• 7U.S. registered mutual funds with $25,569million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 6 other accounts with $2,915 million in total assets under management, of which 2 accounts with $408 million in assets may be subject to a performance fee.

Brendan J. McAndrews

• 21 U.S. registered mutual funds with $97,201 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 9 other accounts with $5,805 million in total assets under management, of which 2 accounts with $1,062 million in assets may be subject to a performance fee.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios, Underlying Funds, and Master Funds, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day

52

responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Manager(s)*	Dollar Range of Portfolio Shares Owned
Large Cap International Portfolio	Jed S. Fogdall Joel P. Schneider Brendan J. McAndrews	None None None

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Portfolio	Portfolio Manager(s)*	Dollar Range of Portfolio Shares Owned
DFA International Value Portfolio	Jed S. Fogdall Joel P. Schneider Brendan J. McAndrews	None None None
International Core Equity 2 Portfolio	Jed S. Fogdall Mary T. Phillips Allen Pu William B. Collins-Dean	None None None $1 – $10,000
Global Small Company Portfolio	Jed S. Fogdall Allen Pu Ashish P. Bhagwanjee	None None None
International Small Company Portfolio	Jed S. Fogdall Joel P. Schneider Brendan J. McAndrews	None None None
Japanese Small Company Portfolio	Jed S. Fogdall Joel P. Schneider Brendan J. McAndrews	None None None
Asia Pacific Small Company Portfolio	Jed S. Fogdall Joel P. Schneider Brendan J. McAndrews	None None None
United Kingdom Small Company Portfolio	Jed S. Fogdall Joel P. Schneider Brendan J. McAndrews	None None None
Continental Small Company Portfolio	Jed S. Fogdall Joel P. Schneider Brendan J. McAndrews	None None None
DFA International Real Estate Securities Portfolio	Jed S. Fogdall Mary T. Phillips Allen Pu William B. Collins-Dean	None None None $1 – $10,000
DFA Global Real Estate Securities Portfolio	Jed S. Fogdall Mary T. Phillips Allen Pu William B. Collins-Dean Ashish P. Bhagwanjee	$10,001 – $50,000 None None None None

DFA International Small Cap Value Portfolio	Jed S. Fogdall Joel P. Schneider Brendan J. McAndrews	None None $50,001 - $100,000

International Vector Equity Portfolio	Jed S. Fogdall Mary T. Phillips Allen Pu William B. Collins-Dean	None None None None

International High Relative Profitability Portfolio	Jed S. Fogdall Joel P. Schneider	None None

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Portfolio	Portfolio Manager(s)*	Dollar Range of Portfolio Shares Owned

	Brendan J. McAndrews	$50,001 - $100,000

World ex U.S. Value Portfolio	Jed S. Fogdall Allen Pu Ashish P. Bhagwanjee	None None None
World ex U.S. Core Equity Portfolio	Jed S. Fogdall Allen Pu William B. Collins-Dean Mary T. Phillips	$100,001 - $500,000 None $1 – $10,000 None
World Core Equity Portfolio	Jed S. Fogdall Mary T. Phillips Allen Pu Ashish P. Bhagwanjee	$500,001 - $1,000,000 None None None

Selectively Hedged Global Equity Portfolio	Jed S. Fogdall Mary T. Phillips Allen Pu Ashish P. Bhagwanjee	$50,001-$100,000 None None None

Emerging Markets Portfolio	Jed S. Fogdall Mary T. Phillips Ethan Wren	None None None

Emerging Markets Value Portfolio	Jed S. Fogdall Mary T. Phillips Ethan Wren	None $100,001 - $500,000 None

Emerging Markets Targeted Value	Jed S. Fogdall Mary T. Phillips Ethan Wren	None None None
Emerging Markets Small Cap Portfolio	Jed S. Fogdall Mary T. Phillips Ethan Wren	None None None
Emerging Markets Core Equity 2 Portfolio	Jed S. Fogdall Mary T. Phillips Allen Pu William B. Collins-Dean	$100,001 - $500,000 None None $1 – $10,000
Emerging Markets ex China Core Equity Portfolio	Jed S. Fogdall Mary T. Phillips Allen Pu William B. Collins-Dean	None None None None

GENERAL INFORMATION

DFAIDG was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc. Until September 1995, Asia Pacific Small Company Portfolio was named Asia-Australia Small Company Portfolio and Continental Small Company Portfolio was named The Continental European Portfolio. From September 1995 until September 13, 2005, the Asia Pacific Small Company Portfolio

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was known as the Pacific Rim Small Company Portfolio. From March 2012 until June 2014, the World Core Equity Portfolio was named the Dimensional Retirement Equity Fund II.

DIG was incorporated under Maryland law on March 19, 1990. DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to the February 1992 amendment to the Articles of Incorporation, DIG was known as DFA U.S. Large Cap Portfolio Inc.

The DFA Investment Trust Company was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 27, 1992. The Trust offers shares of its master funds only to institutional investors in private offerings.

Dimensional Emerging Markets Value Fund (“DEM”) was incorporated under Maryland law on January 9, 1991 and was reorganized as a Delaware statutory trust effective October 30, 2009. DEM offers its shares only to institutional investors in private offerings. On November 21, 1997, the shareholders of DEM approved its conversion from a closed-end management investment company to an open-end management investment company.

CODE OF ETHICS

The Fund, the Advisor, the Trust, Dimensional Emerging Markets Value Fund, DFA Australia Limited, Dimensional Fund Advisors Ltd., and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios, Master Funds, and Underlying Funds. The Code of Ethics is designed to ensure that access persons act in the interest of a Portfolio, Master Fund, and Underlying Fund, and their shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by a Portfolio, Master Fund, or Underlying Fund unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Whenever a Feeder Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the relevant Fund will solicit voting instructions from the Feeder Portfolio’s shareholders with respect to the proposal. The Directors of the Fund will then vote the Feeder Portfolio’s shares in the Master Fund in accordance with the voting instructions received from the Feeder Portfolio’s shareholders. The Directors of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to a Master Fund or Underlying Fund of the Trust organized as a partnership for federal tax purposes, if a majority shareholder of the Master Fund or Underlying Fund declares bankruptcy, a majority in

56

interest of the remaining shareholders in the Master Fund or Underlying Fund must vote to approve the continuing existence of the Master Fund or Underlying Fund or the Master Fund or Underlying Fund will be liquidated.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following persons beneficially owned 5% or more of the outstanding securities of each Portfolio, as set forth below:

LARGE CAP INTERNATIONAL PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	49.98%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	12.41%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Mac & Co Fbo Scholarshare College Savings Plan Of California Large Cap Intl*	7.22%
Attn Mutual Fund Operations
500 Grant St Rm 151-1010
Pittsburgh, PA 15219

DFA INTERNATIONAL VALUE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	37.77%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	19.37%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

INTERNATIONAL CORE EQUITY 2 PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	41.87%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	23.11%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

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GLOBAL SMALL COMPANY PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	49.23%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	17.78%
101 Montgomery St
San Francisco, CA 94104

Nationwide Trust Company Fsb Fbo Participating Retirement Plans Ntc-Plns C/O Ipo Portfolio Accounting*	11.95%
Po Box 182029
Columbus, OH 43218

INTERNATIONAL SMALL COMPANY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	36.67%
101 Montgomery St
San Francisco, CA 94104

Edward D Jones & Co For The Benefit Of Customers*	25.06%
12555 Manchester Rd
Saint Louis, MO 63131

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	17.90%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

JAPANESE SMALL COMPANY PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	59.22%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	14.90%
101 Montgomery St
San Francisco, CA 94104

Mac & Co Fbo Karlin Holdings*	10.20%
525 William Penn Place
Pittsburgh, PA 15230

ASIA PACIFIC SMALL COMPANY PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	79.16%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

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Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	12.25%
101 Montgomery St
San Francisco, CA 94104

UNITED KINGDOM SMALL COMPANY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	41.39%
101 Montgomery St
San Francisco, CA 94104

Seattle City Employee Retirement System*	40.03%
720 3Rd Ave Ste 900
Seattle, WA 98104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	8.97%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Co Inc Special Custody A/C Fbo Customers Attn Mutual Funds*	5.64%
211 Main Street
San Francisco, CA 94105

CONTINENTAL SMALL COMPANY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	46.89%
101 Montgomery St
San Francisco, CA 94104

Seattle City Employee Retirement System*	27.50%
Attn Executive Director And
720 3Rd Ave Ste 900
Seattle, WA 98104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	16.86%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
DFA Global Real Estate Securities Portfolio*	59.81%
Attn Fund Finance
6300 Bee Cave Rd Bldg 1
Austin, TX 78746

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	15.22%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

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Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	12.49%
101 Montgomery St
San Francisco, CA 94104

Pershing LLC*	8.40%
Attn Mutual Funds
One Pershing Plaza
Jersey City, NJ 73032

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	44.95%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	20.94%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	48.67%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	17.77%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

The RBB Fund Inc Free Market International Equity Fund*	11.70%
5955 Deerfield Blvd
Mason, OH 45040

INTERNATIONAL VECTOR EQUITY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	49.51%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	41.23%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	67.97%
101 Montgomery St
San Francisco, CA 94104

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National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	12.57%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

MG Trust Custodian Fbo Plan Accounts*	5.40%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

WORLD EX U.S. VALUE PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	40.61%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	16.10%
101 Montgomery St
San Francisco, CA 94104

ING National Trust*	8.43%
One Orange Way
Windsor, CT 60954

The Employees Retirement Plan Of The Denver Board Of Water Commissioners*	7.09%
1600 West 12Th Avenue Mailcode 210
Denver, CO 80204

WORLD EX U.S. CORE EQUITY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	39.67%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	21.72%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Affiliated Fm Insurance Company*	9.46%
404 Wyman St Ste 390
Waltham, MA 24511

WORLD CORE EQUITY PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	36.88%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

61

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	27.56%
101 Montgomery St
San Francisco, CA 94104

Charles Schwab & Co Inc Special Custody A/C Fbo Customers Attn Mutual Funds*	18.38%
211 Main Street
San Francisco, CA 94105

Voya Institutional Trust Co Cust Fbo San Francisco Deferred Compensation Plan*	5.95%
One Orange Way
Windsor, CT 60954

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	36.29%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	30.96%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit Of Customers*	14.52%
575 Washington Blvd
6th Floor, Mutual Fund Department
Jersey City, NJ 73101

EMERGING MARKETS PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	37.73%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	25.02%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

EMERGING MARKETS VALUE PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	28.88%
One World Financial Ctr 5Th Fl
200 Liberty St
New York, NY 10281

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Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	14.94%
101 Montgomery St
San Francisco, CA 94104

Edward D Jones & Co For The Benefit Of Customers*	9.35%
12555 Manchester Rd
Saint Louis, MO 63131

EMERGING MARKETS TARGETED VALUE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	61.30%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	31.23%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

EMERGING MARKETS SMALL CAP PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	34.89%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	27.75%
101 Montgomery St
San Francisco, CA 94104

JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit Of Customers*	5.64%
575 Washington Blvd
6th Floor, Mutual Fund Department
Jersey City, NJ 73101

The RBB Fund Inc Free Market International Equity Fund*	5.23%
5955 Deerfield Blvd
Mason, OH 45040

EMERGING MARKETS CORE EQUITY 2 PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	33.48%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	28.96%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

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EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	50.53%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	25.55%
101 Montgomery St
San Francisco, CA 94104

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all of the Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of any Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF

64

SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of a Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how a Master Fund or an Underlying Fund in which a Portfolio invests is organized for federal income tax purposes. The Feeder Portfolios invest in Master Funds organized as partnerships for federal income tax purposes. The Global Small Company Portfolio, World ex U.S. Value Portfolio and World Core Equity Portfolio invest in Underlying Funds organized as either partnerships or corporations for federal income tax purposes. The International Small Company Portfolio invests in Underlying Funds organized as partnerships for federal income tax purposes. The DFA Global Real Estate Securities Portfolio, World ex U.S. Core Equity Portfolio and Selectively Hedged Global Equity Portfolio invest in Underlying Funds organized as corporations for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of a Portfolio.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes in the case of a Feeder Portfolio invested in a Master Fund or a Portfolio invested in an Underlying Fund classified as a partnership, its pro rata share of its corresponding Master Fund’s or Underlying Fund’s income and assets and in the case of a Portfolio invested in an Underlying Fund classified as a corporation, its pro rata share of the dividends and distributions paid by such Underlying Fund.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

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Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate

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the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at

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the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds corporate structures. In the case of a Portfolio that invests in Underlying Funds classified as corporations, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see “Taxation of Portfolio Distributions — Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. Government obligations is unlikely to be exempt from state and local income tax (see “Taxation of Portfolio Distributions - U.S. Government securities” below”). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see “Taxation of Portfolio Distributions – Qualified dividend income for individuals” and “ – Dividends-received deduction for corporations” below). A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes

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reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions – Pass-through of foreign tax credits” below.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. In the case of a Feeder Portfolio that invests in a Master Fund or a Portfolio that invests in an Underlying Fund classified as a partnership, the Portfolio’s income generally consists of its share of dividends and interest earned by the Master Fund or Underlying Fund. A Portfolio investing in an Underlying Fund classified as a corporation receives income generally in the form of dividends. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. A Portfolio may also derive capital gains through its redemption of shares of an Underlying Fund classified as a corporation (see “Taxation of the Portfolio ─ Fund of funds corporate structures” above). Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio

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and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment. Because the income of each Portfolio is derived primarily from foreign issuers, none or only a small amount of their distributions are expected to qualify for the corporate dividends-received deduction.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Portfolio may choose to report the special character of “qualified REIT dividends” provided both the Portfolio and the shareholder meet certain holding period requirements. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, Portfolio shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year,(i) more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund of funds corporate structures”, an Underlying Fund) or (ii) in the case of a Feeder Portfolio (or a Portfolio that invests in Underlying Funds classified as partnerships), more than 50% in value of the total assets of the Feeder Portfolio attributable from the Master Fund (or of the Portfolio attributable from the Underlying Funds), are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund or Master Fund). If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). For example, the amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio (or Underlying Fund or Master Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund or Master Fund). Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio (or in the case of a Feeder Portfolio, the Master Fund or an Underlying Fund classified as a partnership) invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state

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and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio, the Feeder Portfolio's corresponding Master Fund or the Underlying Fund. To the extent an Underlying Fund organized as a corporation invests in U.S. Government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

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The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

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If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio. The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes. Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis

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in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize

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any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and

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pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the

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tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for

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its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

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FIRPTA “wash sale” rule. If the Portfolio is a domestically controlled qualified investment entity and a non-U.S. shareholder of the Portfolio (i) disposes of his interest in the Portfolio during the 30-day period preceding the Portfolio distribution that would have been treated as FIRPTA gain under the look-through rule described above, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the distribution, and (iii) does not in fact receive the distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on sale of Portfolio shares as FIRPTA gain. In addition, a sale or redemption of Portfolio shares will be FIRPTA gain only if –

• As a non-U.S. shareholder, you own more than 5% of a class of shares in the Portfolio;

• The Portfolio is not domestically controlled (50% or more in value of the Portfolio has been owned directly or indirectly by non-U.S. shareholders during the 5-year period ending on the date of disposition); and

• 50% or more of the Portfolio’s assets consist of: (1) more-than 5% interests in publicly traded companies that are United States Real Property Holding Corporations (“USRPHC”), (2) interests in non-publicly traded companies that are USRPHCs, and (3) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Portfolio owns more than 10%.

In the unlikely event that the Portfolio meets the requirements described above, the gain will be taxed as income “effectively connected with a U.S. trade or business.” As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

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The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

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PROXY VOTING POLICIES

The Board of the Fund, the Trust or DEM and Boards of Trustees of the Trust and DEM have delegated the authority to vote proxies for the portfolio securities held by the non-Feeder Portfolios, Master Funds, and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the non-Feeder Portfolios, Master Funds, and Underlying Funds, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the non-Feeder Portfolios, Master Funds, and Underlying Funds in a manner that the Advisor determines is in the best interests of the non-Feeder Portfolios, Master Funds, and Underlying Funds and which seeks to maximize the value of the non-Feeder Portfolios’, Master Funds', and Underlying Funds' investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the non-Feeder Portfolios, Master Funds, and Underlying Funds, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the non-Feeder Portfolios, Master Funds, and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the non-Feeder Portfolios, Master Funds, and Underlying Funds, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the non-Feeder Portfolios, Master Funds, and Underlying Funds. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a non-Feeder Portfolio, Master Fund, or Underlying Fund where the Advisor has agreed to assume the costs of the non-Feeder Portfolio’s, Master Fund's, or Underlying Fund's voting expenses because, for such non-Feeder Portfolio, Master Fund, or Underlying Fund, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a non-Feeder Portfolio, Master Fund, or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of the Fund, the Trust or DEM and Boards of Trustees of the Trust and DEM, as applicable.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund

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in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a non-Feeder Portfolio, Master Fund, or Underlying Fund would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of a non-Feeder Portfolio, Master Fund, or Underlying Fund. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a non-Feeder Portfolio, Master Fund, or Underlying Fund to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a non-Feeder Portfolio, Master Fund, or Underlying Fund of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each non-Feeder Portfolio, Master Fund, or Underlying Fund and country periodically, no less frequently than annually. In certain circumstances, for example, for a non-Feeder Portfolio, Master Fund, or Underlying Fund with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for such non-Feeder Portfolio, Master Fund, or Underlying Fund. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a non-Feeder Portfolio, Master Fund, or Underlying Fund, that the non-Feeder Portfolio’s, Master Fund's, or Underlying Fund's vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a non-Feeder Portfolio’s, Master Fund's, or Underlying Fund's investment and that it is in the non-Feeder Portfolio’s, Master Fund's, or Underlying Fund's best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

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Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the non-Feeder Portfolios, Master Funds, and Underlying Funds if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a non-Feeder Portfolio, Master Fund, or Underlying Fund; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the non-Feeder Portfolios, Master Funds and Underlying Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund, the Trust or DEM at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of the Fund and Boards of Trustees of the Trust and DEM have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio, Master Fund, and Underlying Fund (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio, Master Fund, or Underlying Fund, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. Each Portfolio, Master Fund, or Underlying Fund generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

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From time to time, the Advisor and/or a Portfolio, Master Fund or Underlying Fund may provide a list of securities that the Portfolio, Master Fund or Underlying Fund would expect to distribute in-kind upon a request by a shareholder to redeem shares in-kind (the “Redemption Basket”) on the Advisor’s public website. Any such Redemption Basket may be posted daily on its public website as disclosed in the prospectus of the Portfolio or Underlying Fund or Part A of the Master Fund.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio, Master Fund, or Underlying Fund. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolios and Master Funds had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
BlackRock Institutional Trust Company	Monitoring investor exposure and investment strategy	Monthly
Callan Associates	Monitoring investor exposure and investment strategy	Quarterly
Cambridge Associates Limited	Monitoring investor exposure and investment strategy	Monthly

Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Communities Foundation of Texas	Monitoring investor exposure and investment strategy	Monthly
Crewcial Partners	Monitoring investor exposure and investment strategy	Monthly

Greycourt & Co., Inc.	Monitoring investor exposure and investment strategy	Quarterly
Institutional Shareholder Services	Proxy voting services	Daily
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Meketa Investment Group	Monitoring investor exposure and investment strategy	Monthly
Mercer, LLC	Monitoring investor exposure and investment strategy	Monthly
Merck & Co., Inc.	Monitoring investor exposure and investment strategy	Upon Request

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Recipient	Business Purpose	Frequency
NEPC, LLC	Monitoring investor exposure and investment strategy	Monthly
North Dakota State Investment Board	Monitoring investor exposure and investment strategy	Monthly
The Northern Trust Company	Monitoring investor exposure and investment strategy	Monthly

PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request
R.V. Kuhns & Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Seattle City Employees Retirement System	Monitoring investor exposure and investment strategy	Monthly
Southern Company/Georgia Power	Monitoring investor exposure and investment strategy	Monthly
SS&C GIDS, Inc.	Transfer Agent	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily
Texas Mutual Insurance Company	Monitoring investor exposure and investment strategy	Monthly
TIAA Kaspick	Monitoring investor exposure and investment strategy	Upon Request
Verus Advisory, Inc.	Monitoring investor exposure and investment strategy	Monthly
Willis Towers Watson	Monitoring investor exposure and investment strategy	Monthly

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. None of the Portfolios, the Master Funds, the Underlying Funds, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, Trust, DEM, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and each Portfolio, Master Fund, and Underlying Fund, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) a Portfolio, Master Fund, or Underlying Fund, as applicable has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

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The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund, Trust, and DEM; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, Master Fund, or Underlying Fund, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in a Portfolio, Master Fund, or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios, Master Funds, and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of a Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of a Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of a Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

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 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on a Portfolio’s website.

SECURITIES LENDING

The Board of the following Portfolios, or of the corresponding Master Funds of the following Portfolios (collectively, the “Securities Lending Portfolios”), have approved their participation in a securities lending program. Under the securities lending program, Citibank, N.A. serves as the securities lending agent for the Securities Lending Portfolios (the “Securities Lending Agent”).

For the fiscal year ended October 31, 2025 the income earned by the following Portfolios, as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agency/authorization agreement between the Portfolios (or their corresponding Master Funds) and the Securities Lending Agent were as follows:

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Fees and/or compensation from securities lending activities and related services:
Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
Large Cap International Portfolio	$10,768,295	$155,458	$116,308	–	–	$8,708,824	–	$8,980,590	$1,787,705
DFA International Value Portfolio	$12,422,975	$229,179	$126,253	–	–	$9,431,968	–	$9,787,400	$2,635,575
International Core Equity 2 Portfolio	$67,202,754	$1,453,479	$651,464	–	–	$48,382,794	–	$50,487,737	$16,715,017
Japanese Small Company Portfolio	$452,432	$20,283	$2,866	–	–	$196,024	–	$219,173	$233,259
Asia Pacific Small Company Portfolio	$667,446	$45,817	$1,511	–	–	$93,226	–	$140,554	$526,892
United Kingdom Small Company Portfolio	$12,308	$518	$120	–	–	$5,712	–	$6,350	$5,958
Continental Small Company Portfolio	$540,658	$12,967	$5,293	–	–	$373,276	–	$391,536	$149,122
DFA International Real Estate Securities Portfolio	$4,445,125	$123,750	$46,631	–	–	$2,851,599	–	$3,021,980	$1,423,145
DFA Global Real Estate Securities Portfolio	$8,615,670	$28,368	$104,718	–	–	$8,156,367	–	$8,289,453	$326,217
DFA International Small Cap Value Portfolio	$26,936,794	$775,424	$243,034	–	–	$17,000,995	–	$18,019,453	$8,917,341
International Vector Equity Portfolio	$8,900,981	$213,630	$85,641	–	–	$6,145,026	–	$6,444,297	$2,456,684
International High Relative Profitability Portfolio	$3,093,583	$46,505	$32,619	–	–	$2,479,648	–	$2,558,772	$534,811
World ex U.S. Core	$9,016,029	$317,844	$68,517	–	–	$4,974,322	–	$5,360,683	$3,655,346

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Equity Portfolio
Emerging Markets Portfolio	$9,411,442	$606,732	$40,092	–	–	$3,304,069	–	$3,950,893	$5,460,549
Emerging Markets Value Portfolio	$25,697,888	$2,032,783	$74,114	–	–	$5,295,943	–	$7,402,840	$18,295,048
Emerging Markets Targeted Value Portfolio	$622,501	$53,658	$1,269	–	–	$84,629	–	$139,556	$482,945
Emerging Markets Small Cap Portfolio	$22,821,573	$2,133,565	$26,920	–	–	$1,459,018	–	$3,619,503	$19,202,070
Emerging Markets Core Equity 2 Portfolio	$91,549,298	$7,425,364	$243,041	–	–	$17,052,551	–	$24,720,956	$66,828,342
Emerging Markets ex China Core Equity Portfolio	$2,321,250	$186,786	$6,386	–	–	$446,985	–	$640,157	$1,681,093
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolios' annual financial statements due to timing differences, reconciliations and certain other adjustments.

For the fiscal year ended October 31, 2025, the Securities Lending Agent provided the following services for the Securities Lending Portfolios in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolios; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Portfolios; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolios at loan termination.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios' annual financial statements. The audited financial statements and financial highlights of the Portfolios for their fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

The audited financial statements of the Master Funds (which are series of the Trust) and the audited financial statements of Dimensional Emerging Markets Value Fund for the fiscal period ended October 31, 2025, as set forth in the Trust’s and Dimensional Emerging Markets Value Fund’s Annual Financial Statements & Other Information, including the reports of PwC, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The

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performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

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that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.
Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers one hundred and three series of shares. Dimensional Investment Group Inc. (“DIG”) is an open-end management investment company that offers ten series of shares. DFAIDG and DIG are collectively referred to as the “Fund” in this Statement of Additional Information (“SAI”). This SAI relates to seventeen series of DFAIDG and two series of DIG (individually, a “Portfolio” and collectively, the “Portfolios”):

DFA One-Year Fixed Income Portfolio Ticker: DFIHX	DFA Intermediate-Term Extended Quality Portfolio Ticker: DFTEX
DFA Two-Year Fixed Income Portfolio Ticker: DFCFX	DFA Targeted Credit Portfolio Ticker: DTCPX
DFA Two-Year Government Portfolio Ticker: DFYGX	DFA Global Core Plus Fixed Income Portfolio Ticker: DGCFX
DFA Two-Year Global Fixed Income Portfolio Ticker: DFGFX	DFA Investment Grade Portfolio Ticker: DFAPX
DFA Selectively Hedged Global Fixed Income Portfolio Ticker: DFSHX	DFA Diversified Fixed Income Portfolio Ticker: DFXIX
DFA Five-Year Global Fixed Income Portfolio Ticker: DFGBX	DFA LTIP Portfolio Ticker: DRXIX

DFA International Government Fixed Income Portfolio (formerly, DFA World ex U.S. Government Fixed Income Portfolio) Ticker: DWFIX	DFA Inflation-Protected Securities Portfolio Ticker: DIPSX

DFA Short-Term Government Portfolio Ticker: DFFGX	DFA Short-Duration Real Return Portfolio Ticker: DFAIX
DFA Intermediate Government Fixed Income Portfolio Ticker: DFIGX	DFA Global Core Plus Real Return Portfolio Ticker: DFAAX
DFA Short-Term Extended Quality Portfolio Ticker: DFEQX

This SAI is not a Prospectus but should be read in conjunction with the Portfolios’ Prospectus dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from DFAIDG’s and DIG’s Annual Financial Statements & Other Information. The Prospectus, annual reports, and Annual Financial Statements & Other Information can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Portfolios. Unless otherwise indicated, the following information applies to all of the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus. This SAI relates to the Institutional Class shares of the Portfolios.

Dimensional Fund Advisors LP (the "Advisor" or "Dimensional") serves as investment advisor to each Portfolio. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Each Portfolio, except the DFA International Government Fixed Income Portfolio, is diversified under the federal securities laws and regulations. The DFA International Government Fixed Income Portfolio is non-diversified under the federal securities laws and regulations.

Each of the Portfolios (except the DFA Short-Duration Real Return Portfolio and DFA Global Core Plus Real Return Portfolio) has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  For purposes of each 80% policy, the value of the derivatives in which a Portfolio invests will be calculated in the same way that the values of derivatives are calculated when calculating a Portfolio’s net asset value. Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Portfolio’s net asset value. Additionally, if a Portfolio changes its non-fundamental 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change and will change the name of the Portfolio.  A Portfolio structured as a fund of funds will look through the shares of its Underlying Funds (defined below) for purposes of complying with its 80% policy. For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

The DFA Diversified Fixed Income Portfolio seeks its investment objective by investing directly or through other mutual funds managed by the Advisor (the “Underlying Funds”). The Underlying Funds in which the DFA Diversified Fixed Income Portfolio may invest include: the DFA Two-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio, each a series of DFAIDG.

BROKERAGE TRANSACTIONS

The Portfolios acquire and sell securities on a net basis with dealers that are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Portfolios effect transactions. The DFA Diversified Fixed Income Portfolio does not incur any brokerage costs in connection with the purchase or redemption of shares of an Underlying Fund.

Portfolio transactions of each Portfolio will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for each Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invests. The Advisor also checks the rate of commission, if any, being paid by a Portfolio to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Portfolios they sub-advise.

Subject to the duty to seek to obtain best price and execution, transactions of the Portfolios may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Boards of Directors of DFAIDG and DIG, is prohibited from selecting brokers and

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dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for each Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2025, the Portfolios and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any of the Portfolios' brokerage transactions to a broker because of research services provided.

Certain Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). The table below lists the regular brokers or dealers of each Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2025, as well as the value of such securities held by the Portfolio as of October 31, 2025.

Portfolio	Broker or Dealer	Value of Securities
DFA One-Year Fixed Income Portfolio	JPMorgan Chase & Co.	$12,537,576
	Wells Fargo & Co.	$3,637,519

DFA Two-Year Fixed Income Portfolio	JPMorgan Chase & Co.	$3,010,596
	Wells Fargo & Co.	$707,295

DFA Two-Year Global Fixed Income Portfolio	JPMorgan Chase & Co.	$66,065,519
	Wells Fargo & Co.	$5,860,448

DFA Selectively Hedged Global Fixed Income Portfolio	Wells Fargo & Co.	$6,342,906
	Mizuho Financial Group, Inc.	$5,636,873
	Barclays PLC	$1,399,866
	Goldman Sachs Group, Inc.	$1,186,901
	JPMorgan Chase & Co.	$956,852
	Citigroup, Inc.	$805,434

DFA Five-Year Global Fixed Income Portfolio	JPMorgan Chase & Co.	$11,873,159
	Swedbank AB	$9,562,331
	Bank of America Corp.	$1,457,885

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Portfolio	Broker or Dealer	Value of Securities
DFA Short-Term Extended Quality Portfolio	Mizuho Financial Group, Inc.	$23,021,240
	Wells Fargo & Co.	$10,163,853
	JPMorgan Chase & Co.	$9,859,644
	Citigroup, Inc.	$6,188,298
	Goldman Sachs Group, Inc.	$5,506,118
	Barclays PLC	$4,485,570

DFA Intermediate-Term Extended Quality Portfolio	JPMorgan Chase & Co.	$20,734,458
	Goldman Sachs Group, Inc.	$8,257,128
	Mitsubishi UFJ Financial Group, Inc.	$2,819,912

DFA Targeted Credit Portfolio	Mizuho Financial Group, Inc.	$7,292,947
	Goldman Sachs Group, Inc.	$2,797,775
	Barclays PLC	$2,159,793
	Wells Fargo & Co.	$2,016,255
	Citigroup, Inc.	$1,321,800
	BNP Paribas SA	$354,511

DFA Global Core Plus Fixed Income Portfolio	Mitsubishi UFJ Financial Group, Inc.	$9,101,254
	Barclays PLC	$8,692,917
	JPMorgan Chase & Co.	$7,034,934
	Goldman Sachs Group, Inc.	$6,375,749
	Mizuho Financial Group, Inc.	$5,732,276
	Nomura Holdings, Inc.	$4,238,259

DFA Investment Grade Portfolio	JPMorgan Chase & Co.	$62,354,969
	Citigroup, Inc.	$53,558,019
	Morgan Stanley	$38,076,866
	Bank of America Corp.	$22,488,010
	Nomura Holdings, Inc.	$21,846,526
	Wells Fargo & Co.	$1,449,049

DFA Short-Duration Real Return Portfolio	JPMorgan Chase & Co.	$27,436,482
	Barclays PLC	$11,398,907
	Mizuho Financial Group, Inc.	$7,272,767
	Wells Fargo & Co.	$3,406,117
	Goldman Sachs Group, Inc.	$2,097,779
	Citigroup, Inc.	$881,200

DFA Global Core Plus Real Return Portfolio	Mitsubishi UFJ Financial Group, Inc.	$1,748,284
	Nomura Holdings, Inc.	$900,606
	Barclays PLC	$695,433
	JPMorgan Chase & Co.	$568,919
	Morgan Stanley	$338,432
	Goldman Sachs Group, Inc.	$220,443

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is

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defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (“SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) engage in the business of underwriting securities issued by others; or

(5) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

The Portfolios, except the DFA International Government Fixed Income Portfolio will not:

(6) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time.

The DFA One-Year Fixed Income Portfolio, DFA Two-Year Fixed Income Portfolio, DFA Two-Year Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Short-Term Government Portfolio, and DFA Five-Year Global Fixed Income Portfolio will not:

(7) sell securities short.

The DFA Two-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA International Government Fixed Income Portfolio, DFA Short-Term Government Portfolio, DFA Intermediate Government Fixed Income Portfolio will not:

(8) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry.

The Portfolios, except DFA Two-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA International Government Fixed Income Portfolio, DFA Short-Term Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, will not:

(9) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

The Portfolios will not:

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(10) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio. The Portfolios do not currently intend to borrow money for investment purposes. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. Investment limitation (2) above also does not, among other things, prevent the Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC. The DFA Diversified Fixed Income Portfolio does not intend to lend shares of Underlying Funds.

The investment limitations described in (6) and (9) above do not prohibit the DFA Diversified Fixed Income Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Underlying Funds. In applying the investment limitations, the DFA Diversified Fixed Income Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Funds’ liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Funds have implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

For these purposes, each of the DFA One-Year Fixed Income Portfolio, DFA Two-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio and DFA Short-Duration Real Return Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), subject to the requirements regarding credit ratings stated in the Prospectus under “Description of Investments of the Portfolios.” Although the commercial paper securities are not registered, they will not be subject to the 15% limitation on illiquid investments. Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

With respect to the investment limitation described in (5) above, a Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above. A Portfolio may also borrow money for temporary

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purposes, but not in excess of 5% of the Portfolio’s total assets. Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

For purposes of the investment limitations described in (8) and (9) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.” However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of a Portfolio’s assets will be invested in securities issued by any one foreign government or supranational organization. In applying the investment limitations described in (8) and (9) above, each Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Further, except with respect to a Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

For the purposes of the investment limitation described in (9) above, the DFA International Government Fixed Income Portfolio will consider each foreign government to be conducting its business activities in a separate industry, and will consider a security to have been issued by a foreign government if (i) the security is issued directly by such government or (ii) the security is issued by an agency, instrumentality or authority that is backed by the full faith and credit of such foreign government. Currency positions are not considered investments in a foreign government for purposes of this investment limitation.

FUTURES CONTRACTS

Each Portfolio may purchase or sell futures contracts and options on futures contracts to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios (excluding the DFA Targeted Credit Portfolio and the DFA Global Core Plus Fixed Income Portfolio), however, do not intend to sell futures contracts to establish short positions in individual securities. The DFA Targeted Credit Portfolio and DFA Global Core Plus Fixed Income Portfolio may use futures to establish short positions for individual securities, markets, or currencies in order to adjust their duration or to replace more traditional direct investment. The DFA LTIP Portfolio also may use futures contracts and options on future contracts to hedge inflation risk. The DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA International Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Short-Duration Real Return Portfolio, and DFA Global Core Plus Real Return Portfolio also may use futures contracts and options on futures contracts to hedge interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. The DFA One-Year Fixed Income Portfolio, DFA Two-Year Fixed Income Portfolio, DFA Two-Year Government Portfolio, DFA Short-Term Government Portfolio, DFA LTIP Portfolio and DFA Inflation-Protected Portfolio also may use futures contracts and options on future contracts to hedge against changes in interest rates or for non-hedging purposes, such as a substitute for direct investment. The DFA Diversified Fixed Income Portfolio and certain Underlying Funds also may use futures contracts and options on futures contracts to hedge currency exposures or for non-hedging purposes, such as a substitute for direct investment.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio also will incur brokerage costs in connection with entering into futures

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contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio.

SWAPS

The DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio (the “Extended Quality Portfolios”), DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Short-Duration Real Return Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, and DFA Global Core Plus Real Return Portfolio also may enter into credit default swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

The Portfolios may enter into a credit default swap on a single security or instrument (sometimes referred to as a “CDS” transaction) or on a basket or index of securities (sometimes referred to as a “CDX” transaction). The “buyer” in a credit default contract typically is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Portfolios may be either the buyer or the seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Portfolio typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if the Portfolios had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap, the Portfolio is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

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The DFA LTIP Portfolio, DFA Short-Duration Real Return Portfolio, and DFA Global Core Plus Real Return Portfolio may also enter into inflation swap agreements to seek inflation protection. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the DFA LTIP Portfolio, DFA Short-Duration Real Return Portfolio, and DFA Global Core Plus Real Return Portfolio to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the DFA LTIP Portfolio, DFA Short-Duration Real Return Portfolio, and DFA Global Core Plus Real Return Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders.

The DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio may also enter into interest rate swaps to hedge against changes in interest rates. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal.

Some types of swap agreements are negotiated bilaterally with a swap dealer and traded OTC between the two parties (uncleared swaps), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (cleared swaps), and may be traded on swap execution facilities (exchanges). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider a Portfolio’s obligations under swap contracts senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio’s borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that a Portfolio cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

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The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to a Portfolio, may increase the cost of the Portfolio’s investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FOREIGN CURRENCY TRANSACTIONS

The DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Short-Duration Real Return Portfolio, DFA International Government Fixed Income Portfolio, and DFA Global Core Plus Real Return Portfolio may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  Each Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Short-Duration Real Return Portfolio, DFA International Government Fixed Income Portfolio, and DFA Global Core Plus Real Return Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. A Portfolio may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires. The DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Short-Duration Real Return Portfolio, DFA International Government Fixed Income Portfolio, and DFA Global Core Plus Real Return Portfolio typically hedge their foreign currency exposure. The DFA Selectively

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Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged.

At the maturity of a forward currency contract, the Portfolios may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolios may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolios. To the extent the Portfolios engage in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit the Portfolios if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio, the Portfolio may incur additional compliance and other expenses.

FOREIGN ISSUERS

The DFA Global Core Plus Fixed Income Portfolio, DFA Global Core Plus Real Return Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Short-Duration Real Return Portfolio, and DFA International Government Fixed Income Portfolio may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial

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operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of a Portfolio to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A Portfolio may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that a Portfolio invests a significant portion of its assets in a specific geographic region or country, a Portfolio will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. A Portfolio, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit a Portfolio's investment opportunities, impairing the Portfolio's ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities; or (ii) other limitations on a Portfolio's ability to invest or hold such securities.

Emerging markets

The DFA Global Core Plus Fixed Income Portfolio and DFA Global Core Plus Real Return Portfolio may invest in securities from issuers located in emerging markets. Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems which

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may limit the rights and remedies available to a Portfolio against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Advisor’s ability to evaluate issuers.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Portfolio could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce a Portfolio's income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Portfolio's securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to a Portfolio's shareholders.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with

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China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets.

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The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of a Portfolio’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of a Portfolio’s investments.

CASH MANAGEMENT PRACTICES

The Portfolios engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, a Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of the Portfolios may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolios may invest cash in the following permissible investments:

Portfolios	Permissible Cash Investments*

DFA One-Year Fixed Income Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered or unregistered money market funds.**

DFA Two-Year Fixed Income Portfolio	Short-term repurchase agreements; index futures contracts and options thereon; affiliated and unaffiliated registered or unregistered money market funds.**

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Portfolios	Permissible Cash Investments*

DFA Two-Year Government Fixed Income Portfolio	Short-term repurchase agreements; index futures contracts and options thereon; affiliated and unaffiliated registered or unregistered money market funds.**

DFA Two-Year Global Fixed Income Portfolio	Short-term repurchase agreements; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered or unregistered money market funds.**

DFA Selectively Hedged Global Fixed Income Portfolio	Short-term repurchase agreements; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered or unregistered money market funds.**

DFA Short-Term Government Portfolio	Short-term repurchase agreements; short-term government fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds, including government money market funds.**

DFA Five-Year Global Fixed Income Portfolio	Short-term repurchase agreements; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered or unregistered money market funds.**

DFA International Government Fixed Income Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; U.S. government obligations, U.S. government agency obligations debt, freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market funds, index futures contracts, and options thereon.**

DFA Intermediate Government Fixed Income Portfolio	Short-term repurchase agreements; futures contracts on U.S. Treasury securities or options on such contracts; affiliated and unaffiliated registered or unregistered money market funds.**

DFA Inflation-Protected Securities Portfolio	Short-term repurchase agreements; short-term government fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds, including government money market funds.**

DFA Short-Term Extended Quality Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds**; index futures contracts, and options thereon.

DFA Intermediate-Term Extended Quality Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; shares of affiliated and unaffiliated registered and unregistered money market funds**; index futures contracts, and options thereon.

DFA Targeted Credit Portfolio	Short-term repurchase agreements; shares of affiliated and unaffiliated registered and unregistered money market funds**; index futures contracts, and options thereon.

DFA Global Core Plus Fixed Income Portfolio	Short-term repurchase agreements; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered or unregistered money market funds.**

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Portfolios	Permissible Cash Investments*

DFA Investment Grade Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds.**

DFA Diversified Fixed Income Portfolio	Short-term repurchase agreements; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered or unregistered money market funds.**

DFA LTIP Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds**; index futures contracts, and options thereon.

DFA Short-Duration Real Return Portfolio

Short-term repurchase agreements; index futures contracts and options thereon; fixed income securities, such as money market instruments; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market funds.**

DFA Global Core Plus Real Return Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; debt; freely convertible currencies; and shares of affiliated and unaffiliated registered and unregistered money market funds.**

* With respect to fixed income instruments, except in connection with corporate actions, the Portfolios will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

** Investments in money market mutual funds may involve duplication of certain fees and expenses.

REFLOW REDEMPTION SERVICE

A Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. A Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind

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redemptions will comprise a significant portion of redemptions paid to ReFlow. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios' Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolios' activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolios and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Portfolio to maintain cash reserves, reduce Portfolio transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that a Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

Each Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, a Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  Each Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time a Portfolio enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market

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fluctuations and may be worth more or less on the settlement date than the price a Portfolio committed to pay or receive for the security.  A Portfolio will lose money if the value of a purchased security falls below the purchase price and a Portfolio will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

TBA SECURITIES

The Portfolios may also engage in purchases or sales of “to be announced” or “TBA” securities. TBA securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for an approximate principal amount, with settlement on a scheduled future date beyond the typical settlement period for most other securities. A TBA transaction typically does not designate the actual security to be delivered. The Portfolios may use TBA trades for investment purposes in order to gain exposure to certain securities, or for hedging purposes. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward commitment transactions.

COVERED BONDS

The DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA Short-Duration Real Return Portfolio, DFA Global Core Plus Real Return Portfolio, DFA LTIP Portfolio and DFA Two-Year Fixed Income Portfolio may invest in covered bonds, which are debt securities issued by banks or other financial institutions that provide recourse to both the issuing financial institution and a segregated pool of financial assets (a “cover pool”). The cover pool, which is intended to pay covered bond holders principal and interest when due, is typically comprised of mortgage loans or loans to public sector institutions. In the event of a default, if the cover pool assets are insufficient to satisfy the amounts owed in respect of the bonds, bondholders also have a senior, unsecured claim against the issuer of the covered bond. Market practices surrounding the maintenance of a cover pool, including custody arrangements, vary based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may provide fewer protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by similar factors as other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuer is downgraded or the quality of the assets in the cover pool declines.

PORTFOLIO TURNOVER RATE

Certain Portfolios may have a higher portfolio turnover rate due to the relatively short maturities of the securities to be acquired. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Boards of Directors of the Fund (collectively, the "Board") is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate

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meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

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The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to

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discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted

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that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	DFAIDG –Since 2021 DIG – Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	DFAIDG –Since 2017; DIG – Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	DFAIDG –Since 2019 DIG – Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	DFAIDG –Since 2021 DIG – Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

22

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	DFAIDG – Since 2024 DIG – Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	DFAIDG – Since 2000; DIG – Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member, and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	DFAIDG –Since 2021 DIG – Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

23

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	DFAIDG –Since 2019 DIG – Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director of DFAIDG and DIG since 2021 Co-Chief Executive Officer of DFAIDG and DIG since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018), Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017). Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

24

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director of DFAIDG and DIG since 2021 Co-Chief Executive Officer since 2017 of DFAIDG and DIG Co-Chief Investment Officer of DFAIDG and DIG since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolios of the Funds in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*

25

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001 - $50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	DFA Two-Year Fixed Income Portfolio – $50,001 - $100,000	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	DFA One-Year Fixed Income Portfolio – Over $100,000 DFA Short-Term Extended Quality Portfolio – $10,001 - $50,000 DFA Two-Year Global Fixed Income Portfolio – $10,001 - $50,000	Over $100,000
Gerard K. O’Reilly	DFA One-Year Fixed Income Portfolio – Over $100,000 DFA Short-Term Extended Quality Portfolio – Over $100,000 DFA Two-Year Global Fixed Income Portfolio – Over $100,000	Over $100,000

*  As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Funds during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same period. The table also provides the compensation paid by each Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

26

Name and Position	Aggregate Compensation from DFAIDG	Aggregate Compensation from DIG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	$25,536	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	$27,350	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	$25,536	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	$25,536	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	$25,536	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	$27,350	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	$25,536	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	$35,210	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	$25,715	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

27

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

28

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

29

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

30

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

31

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

32

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

33

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

34

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios. The services provided by State Street are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Portfolios (except with respect to the DFA Diversified Fixed Income Portfolio's investments in the Underlying Funds) pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the applicable aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio's pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolios.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, serves as the custodian for the DFA Global Core Plus Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA International Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Investment Grade Portfolio, DFA LTIP Portfolio, DFA Short-Duration Real Return Portfolio, and DFA Global Core Plus Real Return Portfolio.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the DFA One-Year Fixed Income Portfolio, DFA Two-Year Fixed Income Portfolio, DFA Two-Year Government Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Short-Term Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Diversified Fixed Income Portfolio, and DFA Inflation-Protected Securities Portfolio.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

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DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios. Pursuant to an Investment Management Agreement with each Portfolio, the Advisor is responsible for the management of each Portfolio's assets.

The Advisor has entered into Sub-Advisory Agreements with Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), respectively, with respect to the DFA One-Year Fixed Income Portfolio, DFA Two-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA International Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Short-Duration Real Return Portfolio, and DFA Global Core Plus Real Return Portfolio. Pursuant to the terms of each Sub-Advisory Agreement, DFAL and DFA Australia each have the authority and responsibility to select brokers or dealers to execute securities transactions for each Portfolio. Each Sub-Advisor’s duties include the maintenance of a trading desk and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each Portfolio and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities that are eligible for purchase and sale by a Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. DFAL and DFA Australia maintain and furnish to the Advisor information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by each Portfolio, as well as making recommendations and elections on corporate actions. The Advisor controls DFAL and DFA Australia. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

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Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds,

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the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios' prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio. Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to the Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios paid management fees to the Advisor as set forth in the following table.

Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

DFA One-Year Fixed Income Portfolio	2025	$4,439	None	$4,439
	2024	$4,575	None	$4,575
	2023	$5,014	None	$5,014

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DFA Two-Year Fixed Income Portfolio	2025	$164	($13)	$151	*
	2024	$180	($13)	$167
	2023	$184	($6)	$178	*

DFA Two-Year Government Portfolio	2025	$137	$8	$145	**
	2024	$140	($1)	$139	*
	2023	$153	($6)	$147

DFA Two-Year Global Fixed Income Portfolio	2025	$6,322	None	$6,322
	2024	$6,400	None	$6,400
	2023	$6,881	None	$6,881

DFA Selectively Hedged Global Fixed Income Portfolio	2025	$1,417	None	$1,417
	2024	$1,413	None	$1,413
	2023	$1,435	None	$1,435

DFA Five-Year Global Fixed Income Portfolio	2025	$16,890	None	$16,890
	2024	$16,843	None	$16,843
	2023	$18,265	None	$18,265

DFA International Government Fixed Income Portfolio	2025	$1,534	$11	$1,545	*
	2024	$1,599	$36	$1,635	*
	2023	$1,815	$34	$1,849	*

DFA Short-Term Government Portfolio	2025	$2,391	None	$2,391
	2024	$2,138	None	$2,138
	2023	$2,233	None	$2,233

DFA Intermediate Government Fixed Income Portfolio	2025	$5,341	None	$5,341
	2024	$5,117	None	$5,117
	2023	$4,538	None	$4,538

DFA Short-Term Extended Quality Portfolio	2025	$8,513	$4	$8,517	**
	2024	$8,717	($4)	$8,713	*
	2023	$9,476	$774	$10,250	*

DFA Intermediate-Term Extended Quality Portfolio	2025	$2,894	None	$2,894
	2024	$2,442	$82	$2,524	*
	2023	$2,041	$147	$2,188	*

DFA Targeted Credit Portfolio	2025	$1,521	($162)	$1,359
	2024	$1,583	($206)	$1,377
	2023	$1,729	($201)	$1,528	*

DFA Global Core Plus Fixed Income Portfolio	2025	$5,345	($131)	$5,214	*
	2024	$5,259	($161)	$5,098
	2023	$5,183	None	$5,183

DFA Investment Grade Portfolio	2025	$19,201	None	$19,201
	2024	$17,735	None	$17,735
	2023	$16,990	$856	$17,846	*

DFA Diversified Fixed Income Portfolio	2025	$2,028	($1,773)	$255
	2024	$2,058	($1,806)	$252
	2023	$2,302	($2,108)	$194

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DFA LTIP Portfolio	2025	$379	None	$379
	2024	$364	None	$364
	2023	$330	None	$330

DFA Inflation-Protected Securities Portfolio	2025	$4,560	None	$4,560
	2024	$4,648	None	$4,648
	2023	$5,089	None	$5,089

DFA Short-Duration Real Return Portfolio	2025	$3,584	None	$3,584
	2024	$3,469	None	$3,469
	2023	$3,659	None	$3,659

DFA Global Core Plus Real Return Portfolio	2025	$570	$37	$607	*
	2024	$548	$16	$564	*
	2023	$524	($14)	$510	*

*	After waiver and recoupment of fees previously waived
**	After recoupment of fees previously waived

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the DFA Selectively Hedged Global Portfolio, DFA International Government Portfolio, DFA Short-Term Government Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Portfolio, DFA Short-Duration Real Return Portfolio and DFA Global Core Plus Real Return Portfolio and an Amended and Restated Fee Waiver and Expense Assumption Agreement for the DFA Two-Year Portfolio and DFA Two-Year Government Portfolio (each, a “Fee Waiver Agreement”), the Advisor has agreed to waive certain fees and in certain instances assume certain expenses of the Portfolios, as described below. Each Fee Waiver Agreement described below will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Each Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

DFA Two-Year Fixed Income Portfolio

DFA Two-Year Government Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA International Government Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

DFA Targeted Credit Portfolio

DFA LTIP Portfolio

DFA Inflation-Protected Securities Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the following Portfolios (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of such class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not

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cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
DFA Two-Year Fixed Income Portfolio	0.21%
DFA Two-Year Government Portfolio	0.17%
DFA Selectively Hedged Global Fixed Income Portfolio	0.25%
DFA International Government Fixed Income Portfolio	0.20%
DFA Short-Term Extended Quality Portfolio[1]	0.18%
DFA Intermediate-Term Extended Quality Portfolio[2]	0.20%
DFA Targeted Credit Portfolio	0.20%
DFA LTIP Portfolio	0.15%
DFA Inflation-Protected Securities Portfolio	0.20%

1  Prior to February 28, 2024, the Expense Limitation Amount in the Fee Waiver Agreement was 0.20% of the average net assets of the Institutional Class of the DFA Short-Term Extended Quality Portfolio on an annualized basis.

2  Prior to February 28, 2024, the Expense Limitation Amount in the Fee Waiver Agreement was 0.21% of the average net assets of the Institutional Class of the DFA Intermediate-Term Extended Quality Portfolio on an annualized basis.

DFA Short-Term Government Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) of the Institutional Class of the DFA Short-Term Government Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed 0.20% of the average net assets for the Institutional Class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.

DFA Investment Grade Portfolio

The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Investment Grade Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the “Short Term Series”) and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit Portfolio Expenses of the Institutional Class of the Portfolio, on an annualized basis, to no more than 0.19% of the average net assets of the Institutional Class of the Portfolio (the “Expense Limitation Amount”). Prior to February 28, 2024, the Expense Limitation Amount in the Fee Waiver Agreement was 0.21% of the average net assets of the Institutional Class of the DFA Investment Grade Portfolio on an annualized basis. At any time that the Portfolio Expenses are less than the Expense Limitation Amount of the Institutional Class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

DFA Diversified Fixed Income Portfolio

DFA Global Core Plus Fixed Income Portfolio

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DFA Global Core Plus Real Return Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of each of the following Portfolios (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and the Short Term Series, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the following percentages of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of the Institutional Class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
DFA Diversified Fixed Income Portfolio	0.15%
DFA Global Core Plus Fixed Income Portfolio[3]	0.23%
DFA Global Core Plus Real Return Portfolio	0.29%

3  Prior to February 28, 2024, the Expense Limitation Amount in the Fee Waiver Agreement was 0.30% of the average net assets of the Institutional Class of the DFA Global Core Plus Fixed Income Portfolio on an annualized basis.

DFA Short-Duration Real Return Portfolio

The Advisor has contractually agreed to waive up to the full amount of the DFA Short-Duration Real Return Portfolio’s management fee of 0.18% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Short Term Series (the “Underlying Funds”). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of the Institutional Class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Short Term Series and the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to 0.24% of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio’s annualized Portfolio Expenses are less than the Portfolio’s Expense Limitation Amount, described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of the Institutional Class of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. With respect to the Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset the Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.

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DFA One-Year Fixed Income Portfolio, DFA Two-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio	David A. Plecha, Joseph F. Kolerich and Ryan C. Haselton
DFA Selectively Hedged Global Fixed Income Portfolio and DFA Short-Term Extended Quality Portfolio	David A. Plecha, Joseph F. Kolerich, Lacey N. Huebel and Christopher W. Cummins
DFA Targeted Credit Portfolio and DFA Diversified Fixed Income Portfolio	David A. Plecha, Joseph F. Kolerich and Alexander Fridman
DFA Global Core Plus Fixed Income Portfolio, DFA Investment Grade Portfolio and DFA Global Core Plus Real Return Portfolio	David A. Plecha, Joseph F. Kolerich and Lovell D. Shao

DFA Two-Year Government Portfolio, DFA International Government Fixed Income Portfolio, DFA Short-Term Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA LTIP Portfolio and DFA Inflation-Protected Securities Portfolio

David A. Plecha, Joseph F. Kolerich and Alan R. Hutchison

DFA Five-Year Global Fixed Income Portfolio	David A. Plecha, Joseph F. Kolerich and Travis A. Meldau
DFA Intermediate-Term Extended Quality Portfolio and DFA Short-Duration Real Return Portfolio	David A. Plecha, Joseph F. Kolerich, Lovell D. Shao and Christopher W. Cummins

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
DFA One-Year Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich Ryan C. Haselton	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
DFA Two-Year Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich Ryan C. Haselton	$10,001 - $50,000 $10,001 - $50,000 None
DFA Two-Year Government Portfolio	David A. Plecha Joseph F. Kolerich Alan R. Hutchison	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
DFA Two-Year Global Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich Ryan C. Haselton	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
DFA Selectively Hedged Global Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich Lacey N. Huebel Christopher W. Cummins	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $1 - $10,000
DFA Five-Year Global Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
DFA International Government Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich Alan R. Hutchison	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000

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Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
DFA Short-Term Government Portfolio	David A. Plecha Joseph F. Kolerich Alan R. Hutchison	$10,001 - $50,000 $10,001 - $50,000 $1 - $10,000
DFA Intermediate Government Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich Alan R. Hutchison	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
DFA Short-Term Extended Quality Portfolio	David A. Plecha Joseph F. Kolerich Lacey N. Huebel Christopher W. Cummins	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
DFA Intermediate-Term Extended Quality Portfolio	David A. Plecha Joseph F. Kolerich Lovell D. Shao Christopher W. Cummins	$10,001 - $50,000 $10,001 - $50,000 $1 - $10,000 $10,001 - $50,000
DFA Targeted Credit Portfolio	David A. Plecha Joseph F. Kolerich Alexander Fridman	$10,001 - $50,000 $10,001 - $50,000 None
DFA Global Core Plus Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich Lovell D. Shao	$10,001 - $50,000 $10,001 - $50,000 $1 - $10,000
DFA Investment Grade Portfolio	David A. Plecha Joseph F. Kolerich Lovell D. Shao	$10,001 - $50,000 $10,001 - $50,000 $1 - $10,000
DFA Diversified Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich Alexander Fridman	$10,001 - $50,000 $10,001 - $50,000 None
DFA LTIP Portfolio	David A. Plecha Joseph F. Kolerich Alan R. Hutchison	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
DFA Inflation-Protected Securities Portfolio	David A. Plecha Joseph F. Kolerich Alan R. Hutchison	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
DFA Short-Duration Real Return Portfolio	David A. Plecha Joseph F. Kolerich Lovell D. Shao Christopher W. Cummins	$10,001 - $50,000 $50,001 - $100,000 $1 - $10,000 $10,001 - $50,000
DFA Global Core Plus Real Return Portfolio	David A. Plecha Joseph F. Kolerich Lovell D. Shao	$10,001 - $50,000 $10,001 - $50,000 $1 - $10,000

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Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

David A. Plecha

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Joseph F. Kolerich

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Travis A. Meldau

• 16 U.S. registered mutual funds with $19,863 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 2 other accounts with $695 million in total assets under management.

Alan R. Hutchison

• 9 U.S. registered mutual funds with $16,903 million in total assets under management.

• 1 unregistered pooled investment vehicle with $4,848 million in total assets under management.

• 1 other accounts with $450 million in total assets under management.

Lovell D. Shao

• 9 U.S. registered mutual funds with $31,758 million in total assets under management.

• 1 unregistered pooled investment vehicle with $4,848 million in total assets under management.

• 1 other account with $450 million in total assets under management.

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Alexander Fridman

• 3 U.S. registered mutual funds with $2,769 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 3 other accounts with $1,019 million in total assets under management.

Ryan C. Haselton	• 6 U.S. registered mutual funds with $29,006 million in total assets under management. • 0 unregistered pooled investment vehicles. • 0 other accounts.

Lacey N. Huebel

• 6 U.S. registered mutual funds with $14,330 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 3 other accounts with $1,231 million in total assets under management.

Christopher W. Cummins	• 5 U.S. registered mutual funds with $16,220 million in total assets under management. • 0 unregistered pooled investment vehicles. • 1 other account with $449 million in total assets under management.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

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• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

GENERAL INFORMATION

DFAIDG was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc. Until September 1995, DFA Intermediate Government Fixed Income Portfolio was named DFA Intermediate Government Bond Portfolio; DFA Five-Year Global Fixed Income Portfolio was named DFA Global Bond Portfolio; and DFA One-Year Fixed Income Portfolio was named DFA Fixed Income Shares. Effective as of October 23, 2009, the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio were no longer feeder portfolios and now hold the portfolio securities previously held by The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, respectively, the Master Funds in which the Portfolios invested. The Fund generally offers shares of the Portfolios only to institutional investors and clients of registered investment advisers. Until February 28, 2011, DFA Short-Term Government Portfolio was named DFA Five-Year Government Portfolio. Until February 28, 2015, DFA LTIP Portfolio was named Dimensional Retirement Fixed Income Fund III. Until February 28, 2026, DFA International Government Fixed Income Portfolio was named DFA World ex US Government Fixed Income Portfolio.

DIG was incorporated under Maryland law on March 19, 1990. DIG was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to the February 1992 amendment to the Articles of Incorporation, DIG was known as DFA U.S. Large Cap Portfolio Inc. DIG began offering shares of the DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio in May 1996. Until July 31, 2017, DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio were named LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio, respectively.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia, DFAL, and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios. The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolios, and their shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by the Portfolios unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s

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bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following persons beneficially owned 5% or more of the outstanding securities of a Portfolio, as set forth below:

DFA ONE-YEAR FIXED INCOME PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	44.66%
101 Montgomery St
San Francisco, CA 94104

The RBB Fund Inc Free Market Fixed Income Fund*	9.96%
5955 Deerfield Blvd
Mason, OH 45040

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	9.22%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

United Mine Workers Of America 1993 Benefit Plan*	7.36%
2121 K St Nw Ste 350
Washington, DC 20037

Mac & Co Fbo City Of Jacksonville*	5.46%
PO Box 3198
Pittsburgh, PA 15230

DFA TWO-YEAR FIXED INCOME PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	73.78%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	18.84%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

49

DFA TWO-YEAR GOVERNMENT PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	69.14%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	18.72%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Pershing LLC*	5.41%
Attn Mutual Funds
One Pershing Plaza
Jersey City, NJ 73032

Charles Schwab & Co Inc Special Custody A/C Fbo Customers Attn Mutual Funds*	5.02%
211 Main Street
San Francisco, CA 94105

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	42.02%
101 Montgomery St
San Francisco, CA 94104

The RBB Fund Inc Free Market Fixed Income Fund*	17.19%
5955 Deerfield Blvd
Mason, OH 45040

DFA Diversified Fixed Income Portfolio*	10.88%
Attn Fund Finance
6300 Bee Cave Road Building One
Austin, TX 78746

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	10.52%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
DFA Global Allocation 60/40 Portfolio*	51.93%
Attn Fund Finance
6300 Bee Cave Rd Bldg 1
Austin, TX 78746

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	27.25%
101 Montgomery St
San Francisco, CA 94104

50

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	67.43%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	16.31%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA INTERNATIONAL GOVERNMENT FIXED INCOME PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	65.66%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	11.32%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA Global Allocation 60/40 Portfolio*	8.89%
Attn Fund Finance
6300 Bee Cave Rd Bldg 1
Austin, TX 78746

DFA SHORT-TERM GOVERNMENT PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	60.62%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	12.75%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

The RBB Fund Inc Free Market Fixed Income Fund*	7.08%
5955 Deerfield Blvd
Mason, OH 45040

MG Trust Custodian Fbo Plan Accounts*	6.48%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	59.63%
101 Montgomery St
San Francisco, CA 94104

51

DFA Diversified Fixed Income Portfolio*	13.79%
Attn Fund Finance
6300 Bee Cave Road Building One
Austin, TX 78746

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	10.94%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	57.90%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	15.62%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA Global Allocation 60/40 Portfolio*	6.21%
Attn Fund Finance
6300 Bee Cave Rd Bldg 1
Austin, TX 78746

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	48.61%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	37.30%
101 Montgomery St
San Francisco, CA 94104

DFA TARGETED CREDIT PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	70.61%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	16.86%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

52

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	54.70%
101 Montgomery St
San Francisco, CA 94104

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading*	14.14%
4707 Executive Dr
San Diego, CA 92121

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	12.27%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA Global Allocation 60/40 Portfolio*	6.34%
Attn Fund Finance
6300 Bee Cave Rd Bldg 1
Austin, TX 78746

DFA INVESTMENT GRADE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	44.59%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	21.67%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading*	9.75%
4707 Executive Dr
San Diego, CA 92121

DFA DIVERSIFIED FIXED INCOME PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	60.58%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	31.42%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA LTIP PORTFOLIO
TIAA Trust Na As Cust Ttee Of Retirement Plans Recordkept By TIAA*	17.24%
Attn Fund Operations
8500 Andrew Carnegie Blvd
Charlotte, NC 28262

53

Dimensional 2035 Target Date Retirement Income Fund*	15.29%
Attn Fund Finance
6300 Bee Cave Rd Bldg 1
Austin, TX 78746

MG Trust Custodian Fbo Plan Accounts*	12.44%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

SEI Private Trust Company C/O Principal Financial Id 636 Fbo Bpa-Cgs Decommissioning Trust*	11.55%
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456

Dimensional 2030 Target Date Retirement Income Fund*	11.24%
Attn Fund Finance
6300 Bee Cave Rd Bldg 1
Austin, TX 78746

Dimensional 2040 Target Date Retirement Income Fund*	11.10%
Attn Fund Finance
6300 Bee Cave Rd Bldg 1
Austin, TX 78746

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	7.03%
101 Montgomery St
San Francisco, CA 94104

Dimensional 2025 Target Date Retirement Income Fund*	5.20%
Attn Fund Finance
6300 Bee Cave Rd Bldg 1
Austin, TX 78746

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	25.57%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	16.56%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Voya Retirement Insurance & Annuity Company*	5.70%
One Orange Way
Windsor, CT 60954

54

DFA SHORT-DURATION REAL RETURN PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	65.12%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	17.03%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	86.06%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	8.84%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all of the Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

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The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of any Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of a Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The DFA Diversified Fixed Income Portfolio invests in Underlying Funds organized as corporations. Unless otherwise indicated, the discussion below with respect to the DFA Diversified Fixed Income Portfolio includes its pro rata share of the dividends and distributions paid by such Underlying Funds.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

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• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the

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Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the

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result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds corporate structures (DFA Diversified Fixed Income Portfolio). In the case of a Portfolio that invests in Underlying Funds classified as corporations, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see “Taxation of Portfolio Distributions — Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. Government obligations is unlikely to be exempt from state and local income tax (see “Taxation of Portfolio Distributions — U.S. Government securities” below”). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see “Taxation of Portfolio Distributions – Qualified dividend income for individuals” and “ – Dividends-received deduction for corporations” below). A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in

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which the refund is received. See “Taxation of Portfolio Distributions – Pass-through of foreign tax credits” below.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. Because the income of the Portfolio is derived primarily from interest on debt securities, none or only a small amount of the Portfolio’s dividends will be qualified dividend income. Income dividends from interest earned by the Portfolio on debt securities will continue to be taxed at the higher ordinary income tax rate.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your

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shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment. Because the income of the Portfolio is derived primarily from interest on debt securities, none or only a small amount of their distributions are expected to qualify for the corporate dividends-received deduction.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio (or, if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio— Fund of funds corporate structures”, an Underlying Fund)are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund). If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). For example, the amount of any foreign tax credits available to you (as a result of the pass through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund). Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. To the extent an Underlying Fund invests in U.S. Government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable

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dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.
• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

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• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio. The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes. Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction

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with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap,

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basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax

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purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a portfolio with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

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In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for exempt interest dividends, capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a

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U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described

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above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolios, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolios in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolios, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Portfolio where the Advisor has agreed to assume the costs of the Portfolio’s voting expenses because, for such Portfolio, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination

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regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of the Fund.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of a Portfolio. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a Portfolio of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each Portfolio and country periodically, no less frequently than annually. In certain circumstances, for example, for a Portfolio with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for such Portfolio. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that the Portfolio’s vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on

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loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolios, if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the Portfolios voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

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Online Disclosure of Portfolio Holdings Information. Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Cambridge Associates Limited (USA)	Monitoring investor exposure and investment strategy	Monthly
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
HighGround Advisors	Monitoring investor exposure and investment strategy	Quarterly
Institutional Shareholder Services	Proxy voting services	Daily
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily
Securities Finance Trust Company	Securities Lending Agent	Daily
SS&C GIDS, Inc.	Transfer Agent	Daily
TIAA Kaspick	Monitoring investor exposure and investment strategy	Upon Request

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. None of the Portfolios, the Advisor or any other party receives any compensation in connection with these arrangements.

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The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and each Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) a Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of

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the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of a Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of a Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of a Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on a Portfolio’s website.

SECURITIES LENDING

The Board of the following Portfolios (collectively, the “Securities Lending Portfolios”) has approved their participation in a securities lending program. Under the securities lending program, Securities Finance Trust Company serves as the securities lending agent for those Securities Lending Portfolios for which State Street Bank and Trust Company acts as custodian. Under a separate securities lending program, Citibank, N.A. serves as the securities lending agent for those Securities Lending Portfolios for which it acts as custodian.

For the fiscal year ended October 31, 2025, the income earned by the Securities Lending Portfolios, as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agency/authorization agreement between the Portfolios and Securities Finance Trust Company, or Citibank, N.A. (each, a "Securities Lending Agent"), were as follows:

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Fees and/or compensation from securities lending activities and related services:
Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
DFA One-Year Fixed Income Portfolio	$75,499	$350	$932	–	–	$67,551	–	$68,833	$6,666
DFA Two-Year Fixed Income Portfolio	$17,225	$38	$244	–	–	$16,228	–	$16,510	$715
DFA Two-Year Global Fixed Income Portfolio	$406,781	$2,522	$6,811	–	–	$368,438	–	$377,771	$29,010
DFA Selectively Hedged Global Fixed Income Portfolio	$219,012	$1,585	$2,076	–	–	$197,107	–	$200,768	$18,244
DFA Five-Year Global Fixed Income Portfolio	$673,426	$3,017	$5,832	–	–	$629,883	–	$638,732	$34,694
DFA Short-Term Extended Quality Portfolio	$1,173,838	$6,624	$11,789	–	–	$1,079,243	–	$1,097,656	$76,182
DFA Intermediate-Term Extended Quality Portfolio	$2,373,169	$15,689	$25,135	–	–	$2,151,943	–	$2,192,767	$180,402
DFA Targeted Credit Portfolio	$502,679	$2,693	$5,076	–	–	$463,930	–	$471,699	$30,980
DFA Global Core Plus Fixed Income Portfolio	$1,960,453	$9,362	$21,263	–	–	$1,822,177	–	$1,852,802	$107,651
DFA Investment Grade Portfolio	$14,594,188	$91,310	$168,012	–	–	$13,284,779	–	$13,544,101	$1,050,087
DFA Short-Duration Real Return Portfolio	$549,999	$2,930	$5,962	–	–	$507,414	–	$516,306	$33,693

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DFA Global Core Plus Real Return Portfolio	$195,743	$1,824	$1,924	–	–	$171,014	–	$174,762	$20,981
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolios' annual financial statements due to timing differences, reconciliations and certain other adjustments.

For the fiscal year ended October 31, 2025, each Securities Lending Agent provided the following services for their respective Securities Lending Portfolios in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolios; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Portfolios; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolios at loan termination.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios' annual financial statements. The audited financial statements and financial highlights of the Portfolios for their fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

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that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers one hundred and three series of shares. This Statement of Additional Information (“SAI”) relates to twelve series of the Fund (individually, a “Portfolio” and collectively, the “Portfolios”):

DFA Municipal Real Return Portfolio

Ticker: DMREX

DFA California Municipal Real Return Portfolio

Ticker: DCARX

DFA Municipal Bond Portfolio

Ticker: DFMPX

DFA Short-Term Municipal Bond Portfolio

Ticker: DFSMX

DFA Intermediate-Term Municipal Bond Portfolio

Ticker: DFTIX

DFA Selective State Municipal Bond Portfolio

Ticker: DSSMX

DFA Short-Term Selective State Municipal Bond Portfolio

Ticker: DFABX

DFA California Short-Term Municipal Bond Portfolio

Ticker: DFCMX

DFA California Intermediate-Term Municipal Bond Portfolio

Ticker: DCIBX

DFA MN Municipal Bond Portfolio

Ticker: DMNBX

DFA NY Municipal Bond Portfolio

Ticker: DNYMX

DFA Oregon Municipal Bond Portfolio

Ticker: DOGMX

This SAI is not a prospectus but should be read in conjunction with the Portfolios’ Prospectus dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Fund’s Annual Financial Statements & Other Information. The Prospectus, annual reports, and Annual Financial Statements & Other Information can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Portfolios. Unless otherwise indicated, the following information applies to all of the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus. This SAI relates to the Institutional Class shares of the Portfolios.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to each Portfolio. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Each Portfolio, except the DFA MN Municipal Bond Portfolio, DFA NY Municipal Bond Portfolio, and DFA Oregon Municipal Bond Portfolio, is diversified under the federal securities laws and regulations. The DFA MN Municipal Bond Portfolio, DFA NY Municipal Bond Portfolio, and DFA Oregon Municipal Bond Portfolio are non-diversified under the federal securities laws and regulations.

Each of the Portfolios has adopted a fundamental policy that, under normal market conditions, at least 80% of the Portfolio’s net assets will be invested in specific types of municipal securities. A fundamental policy may not be changed with respect to a Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio, as defined below under “INVESTMENT LIMITATIONS.” For purposes of each 80% policy, the value of the derivatives in which a Portfolio invests will be calculated in the same way that the values of derivatives are calculated when calculating a Portfolio’s net asset value. Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Portfolio’s net asset value. For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

BROKERAGE TRANSACTIONS

The Portfolios acquire and sell securities on a net basis with dealers that are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Portfolios effect transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution. The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers that effect transactions for the Portfolios to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolios invest. The Advisor also checks the rate of commission, if any, being paid by the Portfolios to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Portfolios that they sub-advise.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of DFAIDG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

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Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for each Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2025, the Portfolios and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any Portfolio's brokerage transactions to a broker because of research services provided.

The Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). During the fiscal year ended October 31, 2025, the Portfolios did not acquire any securities of their regular brokers or dealers (or securities of the broker's or dealer's parent company).

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (“SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) engage in the business of underwriting securities issued by others; or

(5) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

The Portfolios, except the DFA MN Municipal Bond Portfolio, DFA NY Municipal Bond Portfolio and DFA Oregon Municipal Bond Portfolio, will not:

(6) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time.

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The DFA Short-Term Municipal Bond Portfolio will not:

(7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry.

The DFA Municipal Real Return Portfolio, DFA California Municipal Real Return Portfolio, DFA Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, DFA Intermediate-Term Municipal Bond Portfolio, DFA Selective State Municipal Bond Portfolio, DFA Short-Term Selective State Municipal Bond Portfolio, DFA California Intermediate-Term Municipal Bond Portfolio, DFA MN Municipal Bond Portfolio, DFA NY Municipal Bond Portfolio and DFA Oregon Municipal Bond Portfolio will not:

(8) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

The Portfolios will not:

(9) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio. The Portfolios do not currently intend to borrow money for investment purposes. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. Investment limitation (2) above also does not, among other things, prevent the Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

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With respect to the investment limitation described in (5) above, a Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above. A Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets. Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

The investment limitations described above do not prohibit the DFA Short-Term Municipal Bond Portfolio from maintaining a short position, or purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof in connection with transactions in options, futures, and options on futures and transactions arising under swap agreements or other derivative instruments.

For purposes of the investment limitations described in (7) and (8) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.” In applying the investment limitations described in (7) and (8) above, each Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Further, except with respect to a Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

For purposes of the investment limitation described in (8) above, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if only the assets and revenues of a nongovernmental user back the bond, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate entity that would be treated as an issue of the guaranteeing entity.

Additionally, for purposes of the investment limitations above, tax-exempt securities issued or guaranteed by the U.S., state or local governments or political subdivisions of governments are not considered to be a part of any industry. Tax-exempt securities of non-governmental issuers, however, are subject to the 25% limitation described in investment limitations (7) and (8) above.

As noted above, each Portfolio has adopted a fundamental policy as required by Rule 35d-1 under the 1940 Act, that, under normal market conditions, at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in specific types of municipal securities.

FUTURES CONTRACTS

Each Portfolio may purchase or sell futures contracts and options on futures contracts to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio also will incur brokerage costs in connection with entering into futures

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contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio.

SWAPS

The Portfolios also may enter into credit default swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

The Portfolios may enter into a credit default swap on a single security or instrument (sometimes referred to as a “CDS” transaction) or on a basket or index of securities (sometimes referred to as a “CDX” transaction). The “buyer” in a credit default contract typically is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Portfolios may be either the buyer or the seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Portfolio typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if the Portfolios had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap, the Portfolio is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The DFA Municipal Real Return Portfolio and DFA California Municipal Real Return Portfolio may also enter into inflation swap agreements to seek inflation protection. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect

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to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the DFA Municipal Real Return Portfolio and DFA California Municipal Real Return Portfolio to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the DFA Municipal Real Return Portfolio and DFA California Municipal Real Return Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders.

The Portfolios may also enter into interest rate swaps to hedge against changes in interest rates. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal.

Some types of swap agreements are negotiated bilaterally with a swap dealer and traded OTC between the two parties (uncleared swaps), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (cleared swaps), and may be traded on swap execution facilities (exchanges). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider a Portfolio’s obligations under swap contracts senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio’s borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that a Portfolio cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public

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reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to a Portfolio, may increase the cost of the Portfolio’s investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio, the Portfolio may incur additional compliance and other expenses.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may

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result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

CASH MANAGEMENT PRACTICES

The Portfolios engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, a Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of the Portfolios may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolios may invest cash in the following permissible investments:

Portfolios	Permissible Cash Investments*

DFA Municipal Real Return Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds, including tax-exempt money market funds.**, ***

DFA California Municipal Real Return Portfolio	Short-term repurchase agreements; fixed income securities, such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds.**, ***

DFA Municipal Bond Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds, including tax-exempt money market funds.**, ***

DFA Short-Term Municipal Bond Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds, including tax-exempt money market funds.**, ***

DFA California Short-Term Municipal Bond Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds.**, ***

DFA Intermediate-Term Municipal Bond Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds, including tax-exempt money market funds.**, ***

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Portfolios	Permissible Cash Investments*
DFA Selective State Municipal Bond Portfolio	Short-term repurchase agreements; fixed income securities, such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds.**, ***

DFA Short-Term Selective State Municipal Bond Portfolio	Short-term repurchase agreements; fixed income securities, such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds.**, ***

DFA California Intermediate-Term Municipal Bond Portfolio

Short-term repurchase agreements; index futures contracts and options thereon; fixed income securities, such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds.**, ***

DFA MN Municipal Bond Portfolio	Short-term repurchase agreements; fixed income securities, such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds.**, ***

DFA NY Municipal Bond Portfolio	Short-term repurchase agreements; fixed income securities, such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds.**, ***

DFA Oregon Municipal Bond Portfolio	Short-term repurchase agreements; fixed income securities, such as money market instruments; affiliated and unaffiliated registered and unregistered money market funds.**, ***

* With respect to fixed income instruments, except in connection with corporate actions, the Portfolios will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

** Investments in money market mutual funds may involve duplication of certain fees and expenses.

*** Certain of these cash investments may generate taxable income for a Portfolio and potentially may require the Portfolio to distribute income subject to federal and/or state personal income tax.

EXCHANGE TRADED FUNDS

The Portfolios may invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the municipal bond market pending investment in municipal bonds.

 An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Portfolios invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The risks and costs of investing in ETFs are comparable to investing in a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

REFLOW REDEMPTION SERVICE

A Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares

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when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. A Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios' Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolios' activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolios and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Portfolio to maintain cash reserves, reduce Portfolio transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that a Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

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WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

Each Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, each Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  Each Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time a Portfolio enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a Portfolio committed to pay or receive for the security.  A Portfolio will lose money if the value of a purchased security falls below the purchase price and a Portfolio will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

PORTFOLIO TURNOVER RATE

Certain Portfolios may have a higher portfolio turnover rate due to the relatively short maturities of the securities to be acquired. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

ADDITIONAL INVESTMENT STRATEGIES FOR THE PORTFOLIOS

In addition to the securities and investment practices described in the prospectus, set forth below is a description of certain types of securities that the Portfolios may purchase and certain investment techniques that each Portfolio may use to attempt to achieve its investment objective.

Variable Rate Obligations and Demand Notes

The Portfolios may invest in variable rate obligations. Variable rate obligations have a coupon rate that is adjusted periodically based on changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments. This diminishes the risk of capital depreciation of investment securities in a Portfolio and, consequently, of Portfolio shares. However, if interest rates decline, the yield of a Portfolio will decline, causing the Portfolio and its shareholders to forego the opportunity for capital appreciation of the Portfolio’s investments and of their shares.

The Portfolios may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer or its agent. To ensure the ability of the issuer to make payment on demand, a bank letter of credit or other liquidity facility may support the note.

Pre-refunded Municipal Securities

The Portfolios may invest in pre-refunded municipal securities. Pre-refunded municipal securities are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or “escrowed-to-maturity bonds,” that have been refunded prior to the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal securities held by a Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities) (“Agency Securities”). While still tax-exempt, pre-refunded municipal securities usually will bear a Aaa rating (if a re-rating has been requested and paid for) because

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they are backed by U.S. Treasury or Agency Securities held in an escrow account established by the municipality and an independent escrow agent. While a secondary market exists for pre-refunded municipal securities, if a Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. Investment in pre-refunded municipal securities held by a Portfolio may subject the Portfolio to interest rate risk and market risk. To the extent permitted by the SEC and the Internal Revenue Service, a Portfolio’s investment in pre-refunded municipal bonds backed by U.S. Treasury and Agency Securities in the manner described above, will, for purposes of diversification tests applicable to the Portfolio, be considered an investment in the respective U.S. Treasury and Agency Securities. The 2017 Tax Cuts and Jobs Act repeals the exclusion from gross income for interest on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.

Standby Commitments

These instruments, which are similar to a put, give each Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the Portfolio at a specified price.

Tender Option Bonds

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Structured or Indexed Securities

The Portfolios may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in the two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of a Portfolio’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because the Portfolio bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Zero Coupon Bonds

The Portfolios may invest in zero coupon bonds. Zero coupon bonds generally pay no cash interest (or dividends, in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends, in the case of preferred stock) on a current basis. Although a Portfolio will receive no payments on its zero coupon bonds prior to their maturity or disposition, the Portfolio would be required, for federal income tax purposes, generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of a Portfolio, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Portfolio otherwise would not have done so. To the extent a Portfolio is required to liquidate thinly traded securities, it may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Portfolio to pay distributions, the Portfolio will not be able to purchase additional income-producing securities with such proceeds, and as a result, its current income ultimately may be reduced.

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Municipal Lease Obligations

The Portfolios may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the thinness of the market in which they are traded. Consistent with the Liquidity Program, the Advisor may determine to treat certain municipal lease obligations as liquid, and therefore not subject to a Portfolio’s 15% limit on illiquid investments. The factors that the Advisor may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to underwrite and make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by a Portfolio.

Municipal Bond Insurance

The Advisor anticipates that a portion of each Portfolio's investment portfolio will be invested in municipal securities whose principal and interest payments are guaranteed by a private insurance company at the time of purchase. Each Portfolio’s insurance coverage may take one of several forms. A primary insurance policy is purchased by a municipal securities issuer at the time the securities are issued. This insurance is likely to increase the credit rating of the securities, as well as their purchase price and resale value. A mutual fund insurance policy is purchased by a Portfolio and used to guarantee specific securities only while the securities are held by the Portfolio. Finally, a secondary market insurance policy is purchased by a bond investor (such as a Portfolio) or a broker after the bond has been issued and insures the bond until its maturity date. Both primary insurance and secondary market insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for portfolio insurance, if any, would be paid from a Portfolio’s assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

Portfolio insurance coverage that terminates upon the sale of an insured security by a Portfolio may not improve the resale value of the security. Therefore, unless a Portfolio elects to purchase secondary market insurance with respect to such securities or such securities are already covered by primary insurance, the Portfolio generally will retain any such securities insured by portfolio insurance that are in default or in significant risk of default, and will place a value on the insurance equal to the difference between the market value of the defaulted security and the market value of similar securities that are not in default.

Each Portfolio is authorized to obtain portfolio insurance from insurers that have obtained a claims-paying ability rating of AAA from S&P or Aaa (or a short-term rating of MIG-1) from Moody’s.

A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.

An insurance claims-paying ability rating by Moody’s or S&P does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

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The assignment of ratings by Moody’s or S&P to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

Participation Interests

A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that a Portfolio's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Directors has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by government securities. Each Portfolio will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Portfolio’s participation interest in the municipal obligation, plus accrued interest. Each Portfolio intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio.

Municipal Custody Receipts

The Portfolios also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

CALIFORNIA MUNICIPAL SECURITIES RISKS

The DFA California Municipal Real Return Portfolio, DFA California Short-Term Municipal Bond Portfolio and DFA California Intermediate-Term Municipal Bond Portfolio (together, the “California Municipal Portfolios”) invest primarily in California municipal securities and, therefore, their performance is closely tied to the ability of California municipal issuers to continue to make principal and interest payments. Below is a brief discussion of certain factors that may affect California municipal issuers and does not purport to be a complete description of such factors. These factors only apply to the California Municipal Portfolios. The financial condition of California, its public authorities and local governments could affect the market values of California municipal securities, and therefore the net asset value per share and the interest income of the California Municipal Portfolios, or result in the default of existing obligations, including obligations that may be held by the California Municipal Portfolios.

The information contained below is based primarily upon information derived from State official statements, the State’s 2024 Annual Comprehensive Financial Report, annual Fiscal Outlook publications, State and industry trade publications, other public documents relating to securities offerings of California municipal issuers, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in California. It has not been independently verified by the California Municipal Portfolios. The California Municipal Portfolios make no representation or warranty regarding the completeness or accuracy of such

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information. At the time of this filing, the State’s 2025 Annual Comprehensive Financial Report has not been published.

In addition, the information below may change rapidly, substantially and without notice. Such changes may negatively impact the fiscal condition of California, its public authorities and local governments, which could harm the performance of the California Municipal Portfolios. Accordingly, inclusion of the information in this Statement of Additional Information shall not create an inference that there has not been any change in the affairs of California, its public authorities and local governments since the date of this Statement of Additional Information. More information about the specific risks facing California may be available from official resources published by California.

Economic Condition and Outlook

The California economy is the largest among the states and accounted for nearly 14.0% of the U.S. Gross Domestic Product (“GDP”) in 2024 and grew to rank fourth largest in the world (in terms of GDP) at the end of 2024. With an estimated 39.2 million residents as of July 2024, California’s population is approximately 20% larger than that of the second most populous state and contains approximately 12% of the total U.S. population. Major components of the State’s diverse economy are technology, trade, entertainment, manufacturing, government, tourism, construction, and services. The Legislative Analyst’s Office (the “LAO”) believes that California faces a larger budget problem than expected in 2026-2027 due to constitutional spending requirements under Proposition 98 and Proposition 2, which almost entirely offset revenue gains. Starting in 2027-28, the LAO estimates structural deficits to grow to about $35 billion annually due to spending growth continuing to outstrip revenue growth. To address this, the LAO advised the Legislature to address the budget problem through a combination of ongoing solutions—namely, achievable spending reductions and/or revenue increases.

During a time of economic uncertainty resulting from the federal policy changes, California enacted the 2025-2026 Budget Act (the “2025 Budget Act”). In addition, significant growth in Medi-Cal and other core state programs resulted in a General Fund shortfall of $11.8 billion. The budget aims to close this gap by leveraging reserves and reducing expenditure growth of critical state programs while maintaining funding for multiple initiatives that continue to improve the lives of Californians.

The LAO reports that both the California and U.S. economies face significant headwinds. Borrowing costs, a key factor in business expansion and major consumer purchases, remain high. New tariffs on imports into the U.S. are creating cost pressures for businesses and consumers. Uncertainty with the federal government appears to be contributing to a general anxiety about the economy. The LAO reports that California businesses have paired back hiring, resulting in no payroll job growth in the state so far in 2025. California consumers similarly are limiting spending, with sales of taxable goods flat over the last year. According to the LAO, consumers also continue to report historically low optimism about the economy’s future. Consistent with these trends, collections from the sales tax and corporation tax (adjusted for recent policy changes) have posted below-average growth in recent months.

In the 2024-25 fiscal year, California’s economy experienced slow but relatively stable growth characteristic of a mature economic expansion, overtaking Japan to become the fourth-largest economy. However, with the change in administrations, risks to California’s economy began to emerge in 2025 from various federal policies including broad and elevated tariffs and strict immigration policies. According to the LAO, California is the nation’s largest importer and second-largest exporter, and tariffs are expected to have a wide-ranging impact on the economy, potentially leading to slower job and income growth and higher inflation. Further, the LAO reports that California also faces threats in federal funding cuts that could put the state’s healthcare, safety net, and education programs at risk. Additionally, in January 2025, California experienced devastating wildfires in the Los Angeles region that burned and estimated 16,000 homes, businesses, and other structures. The fires caused an unprecedented economic loss of more than $250.0 billion, leading to a state tax filing postponement for affected individuals and businesses until October 15, 2025.

In September 2025, California civilian unemployment increased by 0.1% from 5.5% in August 2025 to 5.6%, its highest rate since November 2021, following an increase in the labor force (4,800) and a decrease in civilian household employment (-6,500), as civilian unemployment increased by 11,300. California lost 4,500 payroll jobs in September 2025 following a downward revision of 14,100 jobs in August. Five sectors added jobs in

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September 2025, led by private education and health services (13,100), followed by leisure and hospitality (5,600), government (1,800), financial activities (300), and construction (100). The remaining five sectors lost jobs: professional and business services (-10,400), trade, transportation and utilities (-8,700), manufacturing (-4,500), other services (-1,500), and information (-300). Mining and logging added no new jobs in September 2025. California added an average of 12,800 nonfarm jobs monthly during 2024. That was nearly double the monthly average gain of approximately 6,700 jobs in 2023, but only about half of the monthly average gain of 29,800 jobs from pre-pandemic levels. The state accounted for 11.3% of U.S. nonfarm jobs in 2023 and 11.4% in 2024, in line with its historical share of U.S. nonfarm employment of 11.5%. In the first two months of 2025, California lost a total of 43,200 jobs while the U.S. added a total of 213,000 jobs. California’s nonfarm job growth is projected to slow through 2026 due to weaker labor market conditions and the federal administration’s policies. The slowdown in job growth is generally in line with the projected slowing of U.S. real GDP growth.

California’s labor force recovered to its pre-pandemic February 2020 level in May 2024 after growing by 1.4% in 2022 and 1.3% in 2023, rates not seen since the first decade of the century. Labor force growth slowed to an annual average growth of 0.9% in 2024. The labor force grew by 12,700 people in the first two months of 2025 after growing by 125,400 over 2024, below the 2019 pre-pandemic growth of 195,700. California’s labor force is projected to grow by 0.4% in 2025 before slowing to rates of 0.1% in 2026 and 0.2% through 2028. California’s unemployment rate averaged 4.7% and 5.3% in 2023 and 2024, respectively. The state’s unemployment rate fell to its record low of 3.8% in August 2022 and had increased 1.6% to 5.4% by February 2025. The state’s unemployment rate has remained within the range of 5.3% to 5.5% since June 2024 and is projected to remain at around 5.4% through the remainder of 2025. Thereafter, the unemployment rate is projected to rise to 5.5% through most of 2026 and 2027 due to subdued household employment growth because of slower economic activity before moderating slightly to 5.3% by 2028.

The California State Treasurer’s Office reports that California’s inflation peaked at 8.3% in June 2022 and slowed to 3.1% by February 2025. For both the state and the nation, all major consumer price index components are projected to experience higher inflation in 2025 and 2026, with new vehicles and apparel projected to have the greatest projected inflationary impacts. According to the Treasurer’s Office, shelter inflation, which is based on rental contracts over a fixed period (for example, 6 months or 12 months) and is the largest component of the overall California inflation index, is also projected to be impacted by tariffs due to higher input costs. Shelter inflation tends to lag other components and is projected to increase by 3.7% in 2025. California headline inflation is projected to increase by 3.8% in 2025 before moderating to 3.5% in 2026 and averaging 3.2% over the remainder of the forecast period. California inflation is projected to be 0.5% to 0.8% higher than U.S. inflation beginning in 2026, slightly lower than the 2015-2019 historical difference of about 1.1%. The state’s inflation rate generally exceeds the nation’s due to typically higher increases in housing and energy costs.

Average wages grew by 5.5% in 2024 due to large increases in high-wage sectors, especially the information and professional and business services sectors. The California State Treasurer’s 2025-26 May Revision economic forecast (“May Revision”) projects California average wages to grow by 3.2% in 2025 before growing by 4.1% on average between 2026 and 2028.

Property income is comprised of interest, rental, and dividend income. Interest income growth slowed sharply in 2024, starting a quarter or two after the Federal Reserve started to reduce the federal funds rate as is the typical pattern. The growth in rental income, which is a lagging indicator as it represents contract rents from leases signed over the previous 12 months and tends to follow shelter inflation, is projected to bottom out at 4.0% in 2025, reflecting recent stagnation in market rents, before growing to 4.9% by 2028. Dividend income growth was 4.0% in 2024 and is projected to remain modest as stock prices are projected to stagnate. The May Revision projects aggregate California personal income to grow by around 4.0% in 2025 and 2026 before increasing to above 4.5% in 2027 and 2028.

According to the California State Treasurer’s Office, California’s residential construction sector continues to be constrained by high interest rates. Residential permits declined by 9.2% to just under 100,000 permitted units in 2024 compared to 2023. The May Revision projects the number of units permitted to remain sluggish in 2025 and 2026, with total units growing by just 0.4% and 0.2%, respectively, as high interest rates continue to slow the demand for housing through higher cost of borrowing and building inputs becoming more expensive. According to the May Revision, permits for single-family units, which declined in 2022 and 2023, but rebounded in 2024, are

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projected to remain subdued with a projected decline of 11.1% in 2025. The number of total residential units permitted are then projected to begin growing at a faster pace from 2027 to 2028 as the Federal Reserve is projected to cut interest rates and inflationary impacts are projected to moderate, making construction loans more affordable and boosting production.

While California’s recovery from the effects of the COVID-19 pandemic has been dramatic, there remains a number of budget risks that threaten the financial condition of the State’s economy. These risks include uncertain federal policies, impacts from House Resolution 1 (“H.R. 1”), federal government shutdowns, inflation, high interest rates and the threat of recession, capital gains volatility, personal income tax and corporation income tax volatility, tax deadline delays, global relations and trade, health care costs, housing constraints, debts and liabilities, climate change, energy risks, cybersecurity risks, and pandemics. Although the State has recently paid down a substantial amount of its debts and has also put in plans to pay off the unfunded portions of all major State retirement-related liabilities, including unfunded liabilities in the California Public Employees' Retirement System (“CalPERS”) and the California State Teachers' Retirement System (“CalSTRS”), over the next three decades, the State still faces hundreds of billions of dollars in long-term cost pressures. CalPERS and CalSTRS each face tens of billions of dollars of unfunded future liabilities. For fiscal year 2025-2026, the actuarially determined General Fund contributions to CalPERS and CalSTRS were approximately $4.9 billion and $4.6 billion, respectively.

Revenues and Expenditures

The State receives revenues from taxes, fees and other sources, the most significant of which are personal income tax, sales and use tax, and corporation tax (which collectively constitute over 90% of total General Fund revenues and transfers). Significant expenditures include education, health and human services, and public safety programs. The State’s funds are segregated into the General Fund and various other funds, including special, bond, federal and other funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from investment of State money not allocable to another fund of the State. The budget may be conceptualized as comprising of two components: (1) the Proposition 98 allocation for schools and community colleges, which represents approximately 40% of General Fund expenditures, and (2) all other spending. The LAO, in its November 2025 California Fiscal Outlook, estimates that the Legislature will face an almost $18 billion budget encumbrance in 2026-2027. The LAO reports that this is about $5 billion larger than the budget encumbrance anticipated by the administration in June 2025 due to constitutional spending requirements under Proposition 98 and Proposition 2. The LAO notes that the state solved a $27 billion deficit in 2023-24, a $55 billion deficit in 2024-25, and a $15 billion deficit in 2025-26 (in addition to roughly $28 billion in proactive budget-balancing actions taken the year before) and originally estimated a $13 billion budget encumbrance for 2026-2027. Actual conditions may differ materially from assumptions underlying projected budgets, and there can be no assurances the projections will be achieved.

Adopted by voters in November 2014, Proposition 2 amended Articles IV and XVI of the California Constitution, creating a State reserve account (“Rainy Day Fund”) and modifying annual reserve deposit and debt servicing requirements. In 2012, voters approved Proposition 30, which increased the personal income tax rates applicable to high earners, retroactively effective for the 2012 taxable year, and raised State sales taxes. The 25-cent sales and use tax increase prescribed under Proposition 30 expired on December 31, 2016; however, the personal income tax portion of Proposition 30 was extended by Proposition 55 through tax year 2030.

General Fund spending growth is projected to grow on average 5.6% annually from fiscal year 2026-2027 through fiscal year 2029-2030, representing a total cost growth of about $40.2 billion. The relatively slow overall growth in expenditures is the result of certain offsetting factors, including faster growth in ongoing programs, such as in natural resources. But this growth is offset by lower spending in other areas—including in legislative, executive, corrections and rehabilitation, transportation, business, consumer services and housing.

The 2025 Budget Act estimate of General Fund expenditures for fiscal year 2024-2025 increased $14.6 billion from the 2024 Budget Act estimate primarily due to higher tax revenues. Compared to the previous Budget Act estimates, expenditure increased in the areas of Transportation, Health and Human Services, Legislative, Judicial, and Executive Agency. Expenditure estimates decreased in the areas of Government Operations Agency, Business, Consumer Services & Housing, Environmental Protection, Public Safety, and Natural Resources Agency.

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Expenditures decreased in part due to shifting expenditures from the General Fund to special funds and deferring expenditures to fiscal year 2026-27 or later fiscal years.

Current State Budget

The 2025 Budget Act projects an estimated General Fund shortfall of $11.8 billion for fiscal year 2025-26, before the corrective actions taken in the 2025-26 Budget. The 2025 Budget Act provides a balanced fiscal plan that reduces state spending while maintaining support for vital initiatives including housing and infrastructure, universal transitional kindergarten, universal school meals, Los Angeles fire recovery and growth in Cal Fire personnel. The major components of the 2025 Budget Act include funding for TK-12 Education under Proposition 98, higher education, health and human services, and corrections and rehabilitation agency. The 2025 Budget Act is based on a variety of estimates and assumptions. If actual results differ from those assumptions, the State’s financial condition could be adversely or positively affected. Risks that could impact the fiscal health of the State include, but are not limited to, the following: uncertain Federal policies relating to tariffs and immigration, estimated impacts from H.R. 1, federal government shutdowns, inflation, high interest rates and threat of recession, capital gains volatility, personal income tax and corporation income tax volatility, tax deadline delays, global relations and trade, health care costs, housing constraints, debts and liabilities, climate change, energy risks, cybersecurity risks, and pandemics.

Limitation on Taxes

Certain California municipal obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose special taxes devoted to a specific purpose without two-thirds voter approval. Proposition 218, a constitutional amendment initiative enacted in 1996, further limited the ability of local governments to raise taxes and fees. Counties in particular have had fewer revenue raising options than many other local government entities, while having to maintain many services.

Appropriations Limits

California and its local governments are subject to an annual “appropriations limit” imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Proposition 98, as modified by Proposition 111, changed State funding of public education below the university level and the operation of the appropriations limit, primarily by guaranteeing K-12 schools a minimum amount of funding. The Proposition 98 guarantee is funded by local property taxes and the General Fund. Article XIII B prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds.

Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations required to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations for tax refunds, (5) appropriations of revenues derived from any increase in gasoline taxes and vehicle weight fees above January 1, 1990 levels, (6) appropriations of certain taxes imposed by initiative, and (7) appropriations made in certain cases of emergency. The appropriations limit for each year is based on the appropriations limit for the prior year, adjusted annually to reflect changes in per capita income and population, and any transfers of service responsibilities between government units.

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Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of July 1, 2025, the State had $80.8 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. This represents an increase of $0.5 billion for the period ended July 1, 2024. As of July 1, 2025, there were approximately $43.3 billion of authorized and unissued long-term voter-approved general obligation bonds, which will be payable principally from the General Fund, along with approximately $6.1 billion of authorized and unissued lease-revenue bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.

Other Issuers of California Municipal Obligations

There are a number of State agencies, instrumentalities, and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. The State of California has no obligation with respect to any obligations or securities of a county or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

Risks of Natural Disasters

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989 and 2014, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California municipal obligation in the California Municipal Portfolios could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations. During the 2022-23 winter, the State experienced significant storms leading to severe flooding in various locations throughout the State, and by April 2023 the flooding had caused the State to declare emergencies in 51 of the State’s 58 counties. California continues to experience large swings between drought and flood conditions, including most recently in January 2026; these swings are becoming more severe due to climate change. The 2025 Budget Act commits to developing an expenditure plan with the Legislature to allocate funding from the $10.0 billion Climate Bond for drought, flood, and water resilience projects, ensuring long-term investments to strengthen the state’s capacity to endure these climate extremes.

In October 2017, several wildfires ignited in northern California’s “wine country,” collectively resulting in loss of life and property damage. In 2018, California experienced another devastating year with respect to loss of life, property, and financial resources due to wildfires. The November 2018 Camp Fire caused civilian fatalities and caused an estimated $16.5 billion in losses. Large-scale power shutoffs implemented by the utilities companies for wildfire prevention significantly impacted the State’s economy. Although the 2019 wildfire season was relatively mild, the 2020 wildfire season was one of the most destructive on record, with over 4 million acres burned. The 2024 fire season saw a substantial increase in the number and magnitude of wildfires in the state, with approximately 8,110 fires and 1.1 million acres burned. As of September 2025, there have been 6,844 fires and 517,341 acres burned in 2025. The January 2025 Eaton fire in Altadena and the Pacific Palisades fire rank as the second and third most destructive fires in California history, respectively. The total property and capital loss estimates from those fires range from $76 billion to $131 billion, with insured losses estimated at up to $45 billion. In 2025, the California legislature approved more than $2.5 billion in fire relief to help Southern California recover from the fires.

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The increasing frequency of natural disasters within the State, particularly wildfires, has led to rising home insurance premiums, as well as resulted in some insurers either limiting or discontinuing issuance of policies, which could further weaken housing development in the State and exacerbate the ongoing housing shortage. Additional significant costs incurred by insurance companies could likely get passed down to existing or prospective policyholders in the form of higher premiums or temporary surcharges, which may amplify the State’s housing affordability problem. For example, according to estimates, the insured losses from the January 2025 fires may exceed $28 billion, and total economic losses could reach $53 billion. In March 2024, private insurance companies dropped at least 30,000 property insurance policyholders across California in areas deemed to “present the most substantial wildfire or fire following earthquake hazards.” As a result, a significant number of structures destroyed in the 2025 fire season may no longer be covered under private policies. Residents have turned or may turn to the State’s Fair Access to Insurance Requirement Plan (the “FAIR Plan”), a last-resort State policy offering coverage to owners in wildfire-prone and other vulnerable areas who cannot obtain coverage from private insurers. Nevertheless, the potential losses from the January 2025 fires could exceed the funds available in the FAIR Plan.

On July 12, 2019, the State Legislature enacted AB 1054 to address public utility liability for wildfires by, among other measures, establishing the Wildfire Fund to pay eligible claims arising from certain wildfires. The Wildfire Fund was established with $21 billion in funding, with the anticipation that the State’s three largest public utilities’ shareholders and their ratepayers (by a charge collected by the public utilities at the direction of the California Public Utilities Commission) would jointly contribute to the Wildfire Fund in an amount up to $10.5 billion. In addition to allowing direct transfers of the ratepayer charge to the Wildfire Fund, the legislation authorized the Department of Water Resources to issue up to $10.5 billion in bonds to support the Wildfire Fund, with debt service on such bonds to be paid by the ratepayer charge. In August 2019, the State transferred $2.0 billion to the Wildfire Fund as a short-term loan. The 2021 and 2022 Budget Acts committed $2.8 billion over four years to continue strengthening forest and wildfire resilience statewide. The 2025-2026 Budget Act maintains $1.5 billion reserved to reduce the risk of severe and destructive wildfires. Additionally, the 2025-2026 Budget Act also includes adjustments of $3.3 billion from the General Fund to the Greenhouse Gas Reduction Fund over four years to support the State’s fire protection activities.

Other Considerations

With respect to significant State legislation in 2018, the State’s Governor signed legislation requiring all of the State’s electricity to come from solar, wind, and other emissions-free sources by the year 2045. In May 2018, the State became the first in the nation to mandate solar rooftop panels on almost all new homes. On August 25, 2022, California enacted the first ban on the sale of new gasoline-powered vehicles beginning with 2035 models.

The California Municipal Portfolios are also susceptible to political, economic, or regulatory factors affecting issuers of California municipal obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives, and other matters. The information provided above is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information.

Bond Ratings

California’s general obligation bond ratings are AA (with a stable outlook) from Fitch Ratings Ltd. (“Fitch”), AA- (with a stable outlook) from S&P Global Ratings (“S&P”), and Aa2 (with a stable outlook) from Moody’s Investor’s Services, Inc. (“Moody’s”) (ratings confirmed on January 28, 2026).

Legal Proceedings

There are numerous civil actions pending against the State, which could, if decided against the State, require the State to make significant future expenditures and may substantially impair revenues and cash flow. It is not possible to predict what impact, if any, such proceedings may have on the California Municipal Portfolios.

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NEW YORK MUNICIPAL SECURITIES RISKS

The DFA NY Municipal Bond Portfolio invests primarily in New York municipal securities and, therefore, its performance is closely tied to the ability of New York municipal issuers to continue to make principal and interest payments. Below is a brief discussion of certain factors that may affect New York municipal issuers and does not purport to be a complete description of such factors.

The financial condition of New York, its public authorities, and local governments could affect the market values of New York municipal securities, and, therefore, the net asset value per share and the interest income of the DFA NY Municipal Bond Portfolio, or result in the default of existing obligations, including obligations that may be held by the Portfolio.

The information contained below is based primarily upon information derived from State official statements, the New York State Annual Information Statement of June 12, 2025 and the Update to the New York Annual Information Statement of October 30, 2025 (together, the “AIS”), other public documents relating to securities offerings of New York municipal issuers, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in New York. It has not been independently verified by the DFA NY Municipal Bond Portfolio. The DFA NY Municipal Bond Portfolio makes no representation or warranty regarding the completeness or accuracy of such information.

In addition, the information below may change rapidly, substantially and without notice. Such changes may negatively impact the fiscal condition of New York, its public authorities and local governments, which could harm the performance of the DFA NY Municipal Bond Portfolio. Accordingly, inclusion of the information in this Statement of Additional Information shall not create an inference that there has not been any change in the affairs of New York, its public authorities and local governments since the date of this Statement of Additional Information. More information about the specific risks facing New York may be available from official resources published by New York.

Economic Condition and Outlook

New York is the fourth most populous state in the US and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the country’s financial activities, information, education, and health services employment, and a relatively small share of the country’s farming and mining activity.

New York has continued to recover from pandemic-related job losses. New York recovered its pandemic-related job losses as of March 2024. However, New York’s labor market recovery has been uneven, with notable disparities between the City of New York and the rest of the State. In March and April 2025, the State’s unemployment rate matched the national rate after years of remaining above the national rate. The parity between these rates has been largely driven by a steadily declining unemployment rate in the City of New York (from 5.6% in December 2024 to 5.0% in April 2025). The State posted an unemployment rate of 4.0% in August 2025 compared to the nation’s unemployment rate of 4.3% for the same month.

According to the AIS, the nation’s real gross domestic product (“GDP”) was projected to decelerate to 2.0% in 2025 and 1.9% in 2026. The AIS notes that the U.S. economy rebounded in the second quarter of 2025 and consumer spending and business investment pointed to a resilient third quarter, with real GDP expected to remain above 3%. The AIS projects quarter-on-quarter real GDP growth to remain positive later in 2025 due to resilience in business investments. According to New York’s Annual Comprehensive Financial Report for the fiscal year ended March 31, 2025 (“ACFR”), despite growing at a faster rate in 2024, with real gross state product (“GSP”) increasing 2.4%, economic growth in the State still lagged growth nationwide. However, among the states, New York ranked in the middle, 26th, higher than in 2024 when real GSP increased by 1.5% ranking the State 43rd.

Nationally, monthly nonfarm payrolls grew by 27,000 jobs per month on average between May and August of 2025, down from average monthly growth of 123,000 jobs between January and April of 2025. According to the AIS, total nonfarm employment growth is estimated to slow to 0.9% in 2025 and 0.3% in 2026 (from 1.3% in 2024).

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In the meantime, the unemployment rate is projected by the AIS to rise from the current level of 4.3% to 4.5% in mid-2026. In comparison, following a growth of 2.6% in 2024, New York’s total employment was projected by the AIS to grow by only 0.3% in 2025. State employment growth is projected by the AIS to slow down further in the 2026 fiscal year, with forecasts showing growth of only 0.1%, due in part to projected decreases in government funding.

According to the ACFR, total wages paid to all employees in 2024 increased both at the national level (5.7%) and at the State level (6.0%). At the State level, total wages are projected to increase by 3.2% in the 2026 fiscal year compared with a 4.5% projected nationally. The information sector had the largest percentage growth in average annual wages in 2024 at 11.6%, while the average annual wages in the educational services had the lowest rate of growth at 1.7%. In 2024, total personal income in New York increased by 5.7%. This growth is attributable to the growth in all of the components of personal income during the year – including nonwage income, wages, proprietors’ income, and transfer receipts. Transfer receipts primarily reflect government payments such as social security and unemployment benefits.

The securities industry in New York City is an important contributor to the State’s economy and tax base due to its large share of high-paid jobs and large bonuses. Industrywide profits grew by 90% in 2024 compared to the prior year, reaching $49.9 billion, the fourth highest level on record. In the first half of 2025, New York Stock Exchange member firms saw revenue growth of 6.1%. The State’s Division of Budget (“DOB”) predicted that finance and insurance sector bonuses would grow by 5.7% in the 2026 fiscal year, following a deceleration to 4.7% in the 2027 fiscal year. Securities employment in New York City increased by 3,100 jobs in 2024, and in the first quarter of 2025, New York State reported an increase of 5,000 jobs from the first quarter of 2024, 4,000 of which were in New York City.

New York State employment and incomes are profoundly affected by the fortunes of the financial markets. Although the financial activities sector accounts for less than one-tenth of all nonfarm jobs in the State, it accounts for one-fifth of total wages.

General Government Results

An operating surplus of $9.6 billion is reported in the General Fund for the fiscal year ended March 31, 2025. The State completed its fiscal year ended March 31, 2025 with a combined Governmental Funds operating surplus of $9.5 billion as compared to a combined Governmental Funds operating surplus in the preceding fiscal year of $9.3 billion. The combined operating surplus of $9.5 billion for the fiscal year ended March 31, 2025 included an operating surplus in the General Fund of $9.6 billion, an operating deficit in the General Debt Service Fund of $1.9 billion and an operating surplus in Other Governmental Funds of $1.8 billion.

The State’s financial position, as shown in its Governmental Funds Balance Sheet as of March 31, 2025, includes a fund balance of $84.7 billion comprised of $152 billion of assets less liabilities of $61.5 billion and deferred inflows of resources of $5.8 billion. The Governmental Funds fund balance includes a $60 billion accumulated General Fund balance.

State Budgetary Outlook

The State ended the 2025 fiscal year with a General Fund balance of $56.9 billion, which is an increase of $10.6 billion from the 2024 fiscal year. The higher balance reflects a deposit to the Rainy Day Fund; an increase in the reserves for future operations, pass through entity tax (“PTET”), and personal income tax (“PIT”) credits; and additional resources available at year-end that are carried forward to offset delayed payments, operational costs, and capital projects spending, as well as to reduce the budget gaps in subsequent years.

General Fund receipts, including transfers from other funds, totaled $119.3 billion for fiscal year 2025, an increase from the prior fiscal year of $103.0 billion. General Fund Disbursements, including transfers to other funds, totaled $108.7 billion, an increase from the prior fiscal year. General Fund receipts exceeded disbursements by $10.6 billion in the 2024-25 fiscal year. The General Fund ended the fiscal year with a closing cash fund balance of $56.9 billion, which consisted of $8.7 billion in the State’s rainy-day reserve funds ($1.6 billion in the Tax

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Stabilization Reserve Account and $7.1 billion in the Rainy Day Reserve Fund), $25 million in the Community Projects Fund, $21 million in the Contingency Reserve Fund, and $48.1 billion in the Refund Reserve Account.

Net operating results compared to the State’s Updated Financial Plan were positive by $3.5 billion. The improvement was composed of higher receipts of $3.7 billion partially offset by higher disbursements of $287 million. Higher receipts occurred primarily due to greater-than-projected PTET collections and the release of the Transaction Risk Reserve, partially offset by the prepayment of debt service due in future years, which reduced tax receipts deposited to the General Fund. Higher disbursements were driven by transfers to reimburse higher-than-projected disbursements on capital projects, partially offset by normal underspending, routine timing, and conservative estimation of disbursements.

General Fund PIT receipts were affected by the prepayment of debt service due in future years, which reduced PIT receipts deposited to the General Fund and the net impact of the PTET program. PIT receipts, excluding $560 million in debt prepayments and PTET, were $3.1 billion higher than projected. Higher PIT receipts were mainly driven by stronger-than-expected withholding, current estimated payments and assessments, as well as fewer-than-anticipated total refunds, partially offset by weaker-than-expected final returns. Consumption/use tax receipts were $580 million lower than planned, excluding $208 million in debt prepayments, mainly due to lower-than-anticipated sales tax collections. Business taxes fell below projections by nearly $500 million due to lower-than-expected Combined Fuel Tax (CFT) collections coupled with greater-than-expected CFT refunds, partially offset by higher-than-projected bank audits and gross insurance tax receipts. Increased PTET receipts were driven by higher-than-anticipated estimated payments and extensions as well as weaker-than-expected refunds. Miscellaneous receipts exceeded initial estimates due mainly to Abandoned Property, reimbursements, and licenses and fees. Transfers from other funds exceeded initial estimates due almost entirely to the release of the Transaction Risk Reserve.

Starting in the 2022 fiscal year, the General Fund balance was affected by the PTET program. The U.S. Department of the Treasury (“Treasury”) and the Internal Revenue Service (“IRS”) determined that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the PTET program, are allowable as a federal deduction to taxable income. As a result, New York enacted legislation in the 2022 fiscal year to allow an optional PTET on State sourced income of partnerships and S corporations. Qualifying entities that elect to pay PTET pay a tax on their taxable income at the partnership or corporation level, and their individual partners, members and shareholders receive a refundable proportionate or pro rata PIT credit. Additionally, the program includes a resident tax credit that allows for reciprocity with other states that have implemented substantially similar taxes, which currently include Connecticut and New Jersey. Tax receipts and General Fund balance continue to be impacted by the enactment of the PTET program which resulted in business tax collections of $17.8 billion and a reduction in PIT collections by an estimated $13.7 billion due to PTET credits, resulting in a net $4.1 billion increase in tax receipts. The net increase is set aside in the reserve for this purpose to fund credits and refunds in subsequent years

The immediate and long-term effects of climate change could adversely impact New York’s financial plan in the current year or in future years. Climate change risks also increasingly fall within the maximum maturity term of current outstanding bonds of the State, which may generally be issued with a term of up to 30 years under State statute, as well as bonds issued by public authorities and municipalities. Hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms, wildfires, and more extreme heat. Powerful storms affecting the State, including Hurricane Ida (September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), and more recently flooding in 2024 due to the remnants of Hurricane Beryl and Tropical Storm Debby have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather-driven events, including coastal flooding caused by storm surges and flash floods from rainfall. To mitigate and manage the impacts of climate change, all levels of the State government, including municipalities and public utilities, continue to undertake a variety of actions to reduce greenhouse gas emissions and adapt existing infrastructure to the changing environment. However, given the size and scope of potential disruptions, there can be no assurance that such efforts will be adequate or timely enough to mitigate the effects of climate change.

Debt and Other Financing Activities

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The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt. State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond Program and the State Sales Tax Revenue Bond program. As of March 31, 2025, the State had approximately $2.3 billion in general obligation bonds outstanding.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds.

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the aggregate amount of debt outstanding. As of March 31, 2025, State-related debt outstanding totaled $55.9 billion excluding installation and mortgage loan commitments, equal to approximately 3.5% of New York personal income. The total amount of general obligation bonds authorized but not issued as of March 31, 2025 was $5.6 billion. As of March 31, 2025, the State had $56.1 billion in total outstanding state-related debt obligations, an increase of approximately $1.6 billion from last year.

Bond Ratings

The State’s general obligation bonds are rated AA+ (with a stable outlook) by S&P, Aa1 (with a stable outlook) by Moody’s, AA+ (with a stable outlook) by Fitch and AA+ (with a stable outlook) by Kroll Bond Rating Agency, LLC (ratings confirmed as of January 28, 2026). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

There are numerous civil actions pending against the State, which could, if decided against the State, require the State to make significant future expenditures and may substantially impair revenues and cash flow. It is not possible to predict what impact, if any, such proceedings may have on the DFA NY Municipal Bond Portfolio.

New York City (the “City”)

The fiscal demands on New York State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and its related issuers, to market securities successfully in the public credit markets.

The City, with a population of approximately 8.5 million, is the most populous city in the U.S. Its economy is broadly based, with the banking, securities, insurance, technology, information, publishing, fashion, design, retailing, education, and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Over time, the City has experienced numerous business cycles. From 2009 to 2019, the City added 918,400 private sector jobs (growth of 29%). From 2019 to 2020, the City lost 496,000 jobs primarily due to the COVID-19 pandemic. From 2020 to 2024, the City added 621,025 private sector jobs (growth of 17%). As of August 2025, total employment in the City was 4,879,900 compared to 4,790,800 in August 2024 (growth of 1.9%) (not seasonally adjusted).

New York City’s unemployment rate was 4.7% in June 2025 (seasonally adjusted), a decline from 5.3% in June 2024. The fiscal year 2025 labor force participation rate of 61.7% and the employment-population ratio of 58.7% were both near their highest levels in recorded history, having each remained nearly unchanged from 2024.

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The City had General Fund surpluses of $3.8 billion, $4.4 billion and $5.5 billion before certain expenditures and transfers (discretionary and other), and without regard to the restricted fund balance for Fiscal Years 2025, 2024 and 2023, respectively.

MINNESOTA MUNICIPAL SECURITIES RISKS

The DFA MN Municipal Bond Portfolio invests primarily in Minnesota municipal securities and, therefore, its performance is closely tied to the ability of Minnesota municipal issuers to continue to make principal and interest payments. Below is a brief discussion of certain factors that may affect Minnesota municipal issuers and does not purport to be a complete description of such factors.

The financial condition of Minnesota, its public authorities, and local governments could affect the market values of Minnesota municipal securities, and therefore the net asset value per share and the interest income of the DFA MN Municipal Bond Portfolio, or result in the default of existing obligations, including obligations that may be held by the DFA MN Municipal Bond Portfolio.

The information contained below is based primarily upon information derived from State official statements, the Minnesota State 2025 Annual Comprehensive Financial Report, other public documents relating to securities offerings of Minnesota municipal issuers, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in Minnesota. It has not been independently verified by the DFA MN Municipal Bond Portfolio. The DFA MN Municipal Bond Portfolio makes no representation or warranty regarding the completeness or accuracy of such information.

In addition, the information below may change rapidly, substantially and without notice. Such changes may negatively impact the fiscal condition of Minnesota, its public authorities and local governments, which could harm the performance of the DFA MN Municipal Bond Portfolio. Accordingly, inclusion of the information in this Statement of Additional Information shall not create an inference that there has not been any change in the affairs of Minnesota, its public authorities and local governments since the date of this Statement of Additional Information. More information about the specific risks facing Minnesota may be available from official resources published by Minnesota.

Economic Condition and Outlook

In its November 2025 forecast, Minnesota’s Office of Management and Budget (“OMB”) reported that Minnesota’s employment and wage income have experienced limited growth over the last year, the unemployment rate has remained below the U.S. rate, and the state’s job market remains favorable to job seekers. As of August 2025, Minnesota’s unemployment rate was 3.6%, (0.7% below the U.S. rate of 4.3%). This rate does not include residents that left the labor force for reasons such as retirement or those who opted to stay home to care for family members. In August 2025, Minnesota’s labor force was 1.1% above its February 2020 level and its labor force participation rate was 5.7% higher than the national rate and fifth highest among U.S. states. Minnesota’s payroll employment is estimated to have declined by about 700 jobs (0.0%) in 2025, following an increase of 25,000 jobs (0.8%) in 2024.

In Minnesota total wage and salary income grew 4.5% in the 2024 fiscal year. The OMB predicted, in its November 2025 Budget and Economic Forecast, that wage and salary income would increase 3.9% in the 2025 fiscal year, 4.0% in 2026, and then slow to 3.7% each fiscal year from 2027 to 2029.

According to the November 2025 Budget and Economic Forecast, another indicator of Minnesota’s labor market is the number of job openings per unemployed worker in the state. The OMB reported that as of August 2025, there are 6 unemployed workers for every 10 job vacancies in the state. As compared to 2022, the gap between the number of job openings and the number of unemployed persons has narrowed. Following 0.8% growth in 2024, Minnesota projections indicate that Minnesota payroll employment is set to remain level for the current year. Employment growth is anticipated to remain relatively low, with an average growth of 0.3% annually from 2027 to 2029, or approximately 9,000 jobs annually.

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Minnesota’s housing prices continued to rise in 2025, buyer activity has slowed, and an increase in available inventory gives purchasers more flexibility. New listings in Minnesota increased 3.3% in October 2025, compared to the same period last year, and the available inventory has remained steady at 3.1 months of supply. The statewide median sales price increased through October 2025 to $351,000, a 0.9% increase over the previous year. In October 2025, Minnesota’s home affordability index reached 96, up 2.1% from the previous year. (An affordability index of 100 is the point where the median household has just enough income to afford a median priced home; a lower affordability index means homes are less affordable.) In 2025, Minnesota issued 13,990 housing permits, a decline of 4.8% from the previous year due to a 9.7% decline in multi-family housing permits, and a decline of 1.8% in single-family permits. Total housing permits are forecasted to average 20,800 per year in years 2025 to 2029.

Budget Process

Minnesota operates on a two-year budget cycle (a biennium). The most recent biennium began on July 1, 2025 and will end on June 30, 2027.

Revenue in the 2026-2027 biennium is now predicted to reach $66.262 billion, an increase of $1.440 billion (2.2%) over the prior estimate. The revenue forecast for individual income tax and sales tax is higher than previously estimated, but offsetting lower-than-expected predicted corporate tax revenues, sales tax revenues, and statewide property tax revenues. The projected revenues from the State’s individual income and sales tax have increased by $1.515 billion (4.6%) and decreased by $343 million (-2.1%), respectively. The change in forecast is due to technical adjustments to the income tax projections, and a decrease in actual sales tax collections since February 2025. The projected revenues from the State’s corporate tax have decreased by $63 million (1.0%) relative to the prior estimate. The forecast adjustments are due to a lower net corporate tax liability in tax year 2025 than previously forecasted, and corporations lowering their estimated payments to the state in response to federal tax law changes.

Spending for the 2026-2027 biennium is projected to be $70.299 billion, $3.425 billion (4.9%) higher than prior estimates. This increase is attributed to a projected increase in spending in all major areas, particularly increases in projected E-12 education and Human Services spending, with the exception of the cost of debt service on state-issued bonds. The November 2025 Budget and Economic Forecast reported that Health and Human Services spending is forecast to reach $25.808 billion, a 7.5% increase from prior estimates, primarily due to changes in spending for forecast programs. E-12 education spending is forecast to reach $23.869 billion, $173 million (0.7%) higher than prior estimates due to increases in special education program expenditures and a carryforward of grant appropriations from the previous biennium that received extended spending authority. Higher property tax refunds push the property tax aids and credits forecast to $4.841 billion, a 1.8% increase from previous estimates.

In the next biennium, inflation growth is expected to be 2.3% in fiscal year 2028 and 2.2% in fiscal year 2029. Forecast spending, included the added impact of inflationary growth, is projected to exceed forecast revenues for the 2026-27 biennium. The resulting impact is projected to result in a negative structural imbalance.

According to the November 2025 Budget and Economic Forecast, the 2024-2025 biennium ended with a general fund balance of $4.878 billion, $941 million above prior estimates, which is unallocated and available to carry into the current 2026-2027 biennium. Revenue and expenditures are both forecast to increase into the current biennium while state spending is expected to decrease; however, projected expenditures are still greater than the projected revenue. The budgetary impact will result in the surplus from the previous biennium offsetting the structural imbalance in the current biennium, with the projected surplus reduced to $2.465 billion by the end of the current biennium.

Revenues and Expenditures

The State’s combined net position for governmental and business-type activities decreased $102.9 million (0.2%) over the course of the 2025 fiscal year. This resulted from a $29.5 million (0.1%) decrease in net position of governmental activities, and a $73.5 million (1.6%) decrease in net position of business-type activities.

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Debt Management

The State’s debt management policy currently has three Capital Investment Guidelines: 1) total tax-supported principal outstanding shall be 3.25% or less of total State personal income; 2) total amount of principal (both issued, and authorized but unissued) for State general obligations, State moral obligations, equipment capital leases, and real estate capital leases are not to exceed 6% of State personal income; and 3) 40% of general obligation debt shall be due within five years and 70% within 10 years, if consistent with the useful life of the financial assets and/or market conditions. As of December 4, 2025, total tax supported debt was 1.83% of the fiscal year 2026 estimated State personal income, which is within the Guideline of 3.25%. As of December 4, 2025, total State debt obligations were 3.51% of the fiscal year 2026 estimated State personal income, which is within the Guideline of 6%. Of the State’s general obligation bonds outstanding on June 30, 2025, 42.2% were scheduled to mature within five years and 73.1% were scheduled to mature within ten years; thus, the State is within the Guideline.

The state’s total long-term liabilities decreased by $304.2 million (2.1%) during the current fiscal year. This decrease is primarily attributable to a decrease in the Net Pension Liability of $1.1 billion, which was offset by an increase associated with the issuance of state general obligation bonds for trunk highway projects and other various state purposes.

Bond Ratings

Moody’s rates Minnesota’s general obligation bonds Aaa (with a stable outlook); S&P rates Minnesota’s general obligation bonds AAA (with a stable outlook); and Fitch rates the State’s general obligation bonds AAA (with a stable outlook) (ratings confirmed as of January 28, 2026). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

There are numerous civil actions pending against the State, which could, if decided against the State, require the State to make significant future expenditures and may substantially impair revenues and cash flow. It is not possible to predict what impact, if any, such proceedings may have on the DFA MN Municipal Bond Portfolio.

OREGON MUNICIPAL SECURITIES RISKS

The DFA Oregon Municipal Bond Portfolio invests primarily in Oregon municipal securities and, therefore, its performance is closely tied to the ability of Oregon municipal issuers to continue to make principal and interest payments. Below is a brief discussion of certain factors that may affect Oregon municipal issuers and does not purport to be a complete description of such factors. The financial condition of Oregon, its public authorities and local governments could affect the market values of Oregon municipal securities, and therefore the net asset value per share and the interest income of the DFA Oregon Municipal Bond Portfolio, or result in the default of existing obligations, including obligations that may be held by the DFA Oregon Municipal Bond Portfolio.

The information contained below is based primarily upon information derived from State official statements, annual Fiscal Outlook publications, State and industry trade publications, other public documents relating to securities offerings of Oregon municipal issuers, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in Oregon. It has not been independently verified by the DFA Oregon Municipal Bond Portfolio. The DFA Oregon Municipal Bond Portfolio makes no representation or warranty regarding the completeness or accuracy of such information.

In addition, the information below may change rapidly, substantially and without notice. Such changes may negatively impact the fiscal condition of Oregon, its public authorities and local governments, which could harm the performance of the DFA Oregon Municipal Bond Portfolio. Accordingly, inclusion of the information in this Statement of Additional Information shall not create an inference that there has not been any change in the affairs of Oregon, its public authorities and local governments since the date of this Statement of Additional Information.

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More information about the specific risks facing Oregon may be available from official resources published by Oregon.

Economic Condition and Outlook

The Oregon Economic and Revenue Forecast notes that at the state level, Oregon has underperformed national trends related to output and labor conditions, resilient national economic performance should provide support to state-level activity. In addition, robust financial market performance is set to bolster one of the most volatile sources of Oregon state revenue; capital gains taxes. As such, the current translation of economic and financial conditions into revenue forecast drifts in a moderately favorable direction.

Despite a stall in net job creation in the first half of the year, aggregate income generation has proven resilient, which is reflected in both personal and corporate income tax collections. The Oregon Economic and Revenue Forecast notes that this is a real-time signal suggesting the economy is not in a recession and is also a reflection of persistent and elevated inflation, which lifts nominal activity and in turn, tax revenues.

In the third quarter of 2025, public sector employment increased by 0.1% over the past year, with total nonfarm employment and private sector employment decreasing by 0.4% and 0.5%, respectively. The labor market is expected to remain at or near full employment. Oregon’s economy weakened in the first half of 2025, with growth continuing to underperform the national economy. Revisions from the Oregon Employment Department show employment conditions weakening across most industries, with year-over-year job growth remaining negative. The year-to-date job creation also remains negative, reflecting the persistent job losses that have occurred since the beginning of 2025. However, the State’s August jobs report showed a positive monthly gain of 6,900 jobs, the largest monthly increase Oregon has experienced since 2022. Since August 2024, Oregon’s unemployment rate has risen gradually, while the U.S. unemployment rate has remained relatively constant. Typically, Oregon trends with the national unemployment pattern, which has not been the case thus far into the year. The most recent instance of the unemployment rate gap between the U.S. and Oregon being this large was in 2012. In addition, the Oregon unemployment insurance benefit exhaustion rate has risen slightly above pre-pandemic levels. An elevated exhaustion rate is an indicator of labor market fragility and difficulties for displaced workers to find new sources of employment. Although the benefit exhaustion rate seems to be ticking up in recent months, the rate is still low by historical standards – an indication that the labor market has slowed but remains functional.

Although the unemployment rate in 2025 is around 4.8%, the share of working-age Oregonians with a job will be at or near an all-time high. This strong labor market translates into average wage growth per worker of approximately 4.0% at an annualized basis. In 2025, the average wage rate projections increased from $77,600 in 2025 to $81,900 in 2026, representing a 5.4% annual growth rate, outpacing the national average.

During the early stage of the COVID-19 pandemic Oregon lost population, according to the Population Research Center (“PSU”) estimates. PSU’s estimates show Oregon population growth has remained at a low level not seen since the mid-1980s, indicating timid economic recovery in the post-pandemic years. As of July 2025, the State’s population was an estimated 4.3 million, which is an increase from 2023’s population of 4.285 million. Oregon’s population is expected to reach 4.5 million in the year 2035 with an annual rate of growth of 0.46% between 2025 and 2035. During the past decade, Oregon gained 406,182 residents or 10.6%. The gain was substantial enough that it yielded one additional congressional seat for the State. Accordingly, Oregon now has a total of six members in the House of Representatives.

The impact of significant structural shocks, namely House Resolution 1 (“H.R. 1”), tariffs and the federal government shutdown, will not be known for at least another 12-18 months. H.R. 1 was signed into law on July 4, 2025, and included a broad range of personal and business provisions, many of which affect the calculation of Federal Taxable Income. The Oregon Economic and Revenue Forecast reports that, with the passage of H.R. 1, there is significantly more uncertainty regarding personal and corporate income taxes than in normal times. Given how H.R. 1 impacts are incorporated into the forecast, the most prudent course for updating the forecast is to modulate baseline model changes until definitive information manifests next April and beyond. The most significant change to the General Fund forecast involves recent activity in corporate income tax. These receipts in recent months were related to prior tax years and do not impact the outlook going forward. Corporate income tax has historically demonstrated significant volatility on a quarterly basis, making this fluctuation rather characteristic. Despite this

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uncertainty, the 2025-27 General Fund revenue outlook has been revised upward $309.5 million from the prior forecast. Further, the Oregon Economic and Revenue Forecast reports that personal income tax increased $48 million while corporate income tax changed $266.9 million.

General Fund revenues forecasts for the current 2025-27 biennium increased $309.5 million to $35.2 billion, primarily due to corporate income tax increases. Corporate income tax is also increased substantially from prior projections. The remaining revenue sources, including Personal Income Tax, were only marginally changed. The change in the General Fund forecast reduces the projected deficit in the appropriated fund to -$63.1 million.

Revenues and Expenditures

Oregon’s constitution requires a balanced biennial budget at the end of each biennium, and the State has significant flexibility to raise revenues and reduce expenses, subject to majority approval of the legislature. In addition, each biennium budget includes a stated allotment of spending which can be held back without legislative approval in order to quickly address a budget shortfall.

During the 2025 Legislative Session, the Legislative Assembly adopted a balanced budget for the 2025-2027 biennium (the “Budget”) as required by the State Constitution. The Budget was based on the projected revenues from the State forecast in May of 2025 and revenue changes enacted during the 2025 Legislative Session. The Budget provides for budgeted expenditures of $37.323 billion from the General Fund and $1.815 billion in Lottery Funds. The combined General Fund and Lottery Fund adopted Budget for the 2025-27 biennium has increased 11.3% from the 2023-25 legislatively approved budget.

Major program areas under the Budget include, among others: (i) education, including expenditures for the K-12 State School Fund, Higher Education, and other education programs; (ii) human services; (iii) public safety; (iv) judicial; (v) natural resources; and (vi) administration.

The Oregon Economic and Revenue Forecast reports that gross General Fund revenues for the Budget are expected to increase $309.5 million, due to corporate income tax increases and marginal changes in the remaining revenue sources, including personal income tax. According to the forecast, the estimated ending balance in the General Fund is now -$63.1 million. With respect to personal income taxes, although ten months of projected payments have been recorded, considerable uncertainty remains as to how the 2025 tax year will ultimately unfold. Withholding and estimated payments are in line with mildly improved economic indicators. The full effects of H.R. 1, however, will not be known until the bulk of 2025 tax returns are filed come Fall 2026. The General Fund revenue forecast for 2025-27 has been revised upward by $48.0 million to $30.0 billion due to Personal Income Tax. Compared to the Close of Session forecast, Personal Income Tax is down $237.4 million.

Oregon does not have a sales tax. The principal sources of State tax revenues are personal income and corporate income and excise taxes. The General Fund ended fiscal year 2024 with a total fund balance of $5.4 billion. Total revenues increased by 15.62% from fiscal year 2023, in large part due to the State’s tax surplus credit. Significant revenue increases included personal income taxes, which increased $2.3 billion, the result of the issuance of the kicker rebate during fiscal year 2024 for the 2023 tax year.

The State administers two general reserve accounts, the Rainy Day Fund and the Education Stability Fund. At the end of the 2023-2025 biennium, the two reserve funds totaled a combined $2.9 billion.

In 1979, an amendment to the Oregon constitution was enacted, which contained 2% kicker provision. Under the terms of the “kicker” provision, if the amount of revenues received in any biennium period exceeds the budget by more than 2%, then the excess must be returned to State taxpayers. This kicker may have the effect of impairing the ability of the State to establish adequate reserves during economic downturns. On November 1, 2025, the Oregon Office of Economic Analysis (“OEA”) certified that revenue collected for the 2023-2025 biennium exceeded its forecast by $1.41 billion, the fourth largest surplus revenue amount in state history and will be returned to taxpayers as credit on their tax year 2025 returns filed in 2026.

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In January 2024, the State Debt Policy Advisory Commission (“SDPAC”) issued their updated recommended debt capacity limits for General Fund and Lottery Funds supported debt based upon the December 2023 revenue forecast, current market conditions, and bonding authorized during the 2023 session. The SDPAC’s 2024 Report recommended $65.8 million in General Fund supported debt capacity and $27.4 million in Lottery Funds supported debt capacity for the remainder of the 2023-25 biennium. SPDAC recommendations for total available debt capacity were developed considering the General Fund debt service should not exceed 5% of General Fund revenues; Lottery Funds debt service should not exceed 25% of Lottery Funds revenues; and total available debt capacity is averaged evenly over future biennia.

The Department of Administrative Services’ Article XI-Q general obligation bond authority was increased by an additional $39.3 million for capital projects owned or operated by the state. Approved projects include: $22.1 million to the Oregon Judicial Department for the Clackamas County ($15.2 million) and Benton County ($7 million) courthouse replacement projects, bringing the total state bonding authorized for each project since the 2021 session to $140.9 million and $36.7 million, respectively; $12.1 million for the Oregon Youth Authority to finance four projects; and $5.1 million for the Oregon Department of Emergency Management’s (“ODEM”) Resiliency Grant Fund, used to purchase emergency preparedness equipment, which will be owned by ODEM and distributed to local governments and other federal tax-exempt qualified recipients through the State Preparedness and Incident Response Equipment Grant program.

Dedicated Fund Article XI-F(1) general obligation authority was increased by $2 million for the Higher Education Coordinating Commission to finance completion of the ongoing Portland State University, Vernier Science Center and Gateway Art and Design projects, increasing the total authorization to $18.2 million in the current biennium. Bonds are supported by university revenues.

The Legislature increased the Department of Administrative Services’ lottery revenue bond limit by $37.2 million. The increased lottery revenue bond authorization provides funding for projects such as a minor league baseball park in Hillsboro, a multi-use facility at the Lane County Fairgrounds, a youth residential treatment campus in Clackamas County, and affordable housing in Salem.

In its 2019 session, the Oregon Legislative Assembly enacted Senate Bill 1049, which makes changes to Oregon’s Public Employees’ Retirement System (“PERS”) that are intended to reduce employer contributions and the unfunded liabilities of the system. The unfunded liabilities of PERS were estimated, as of December 2023, at $24 million and PERS was 77.5% funded. The projected funded status of PERS had previously fallen below 70% in 2016, triggering substantial expected increases in employer contribution rates for 2019 through 2021.

In 2017, former Governor Kate Brown established a new task force with the goal of reducing the State’s unfunded liability by $5 billion. Since the creation of that task force, a bill was passed in March 2018 that establishes two new funds, both funded by State revenues, to help schools and other public employers defray their rising public pension costs. One such fund, the Employer Incentive Fund, received $29.8 million in 2021-2023 and is expected to receive $76.1 million in 2025-2027, generated by revenues in sports betting.

Bond Ratings

Oregon’s general obligation bonds are rated AA+ (with a stable outlook) by S&P, Aa1 (with a stable outlook) by Moody’s, and AA+ (with a positive outlook) by Fitch (ratings confirmed as of January 28, 2026). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and that there is no obligation on the part of the State of Oregon to make payment on such local obligations in the event of default.

Legal Proceedings

There are numerous civil actions pending against the State, which could, if decided against the State, require the State to make significant future expenditures and may substantially impair revenues and cash flow. It is

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not possible to predict what impact, if any, such proceedings may have on the DFA Oregon Municipal Bond Portfolio.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested

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Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

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With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length

33

of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None

34

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

35

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

36

Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

37

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

38

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	DFA Short-Term Municipal Bond Portfolio– Over $100,000	Over $100,000
Gerard K. O’Reilly	DFA Short-Term Municipal Bond Portfolio– Over $100,000	Over $100,000

* As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

39

Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

40

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

41

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

42

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

43

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

44

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

45

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

46

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

47

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI, except that the Directors and officers, as a group, owned approximately 1.44% of the DFA Short-Term Municipal Bond Portfolio.

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SERVICES TO THE PORTFOLIOS

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios. The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Portfolios pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the applicable aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio's pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolios.

Custodian

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the Portfolios. The custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios. Pursuant to an Investment Management Agreement with each Portfolio, the Advisor is responsible for the management of each Portfolio's assets.

The Advisor has entered into Sub-Advisory Agreements with Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), respectively, with respect to the DFA Municipal Real Return Portfolio, DFA California Municipal Real Return Portfolio, DFA Municipal Bond Portfolio, DFA Selective State Municipal Bond Portfolio, DFA Short-Term Selective State Municipal Bond Portfolio, DFA MN Municipal Bond Portfolio, DFA NY Municipal Bond Portfolio and DFA Oregon Municipal Bond Portfolio. Pursuant to the terms of each Sub-Advisory Agreement, DFAL and DFA Australia each have the authority and responsibility to select brokers or dealers to execute securities transactions for each Portfolio. Each Sub-Advisor’s duties include the maintenance of a trading desk and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each Portfolio and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities that are eligible for purchase and sale by a Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. DFAL and DFA Australia maintain and furnish to the Advisor information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by each Portfolio, as well as making recommendations and elections on corporate actions. The Advisor controls DFAL and DFA Australia. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also

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may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

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As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios’ prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio. Each class of each Portfolio pays its proportionate share of the fees paid by the Portfolio to the Advisor based on the average net assets of the classes.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios paid management fees to the Advisor as set forth in the following table.

Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

DFA Municipal Real Return Portfolio	2025	$3,449	None	$3,449
	2024	$3,258	None	$3,258
	2023	$3,381	None	$3,381

DFA California Municipal Real Return Portfolio	2025	$703	None	$703
	2024	$613	None	$613
	2023	$582	None	$582

DFA Municipal Bond Portfolio	2025	$782	$11	$793	*
	2024	$916	$1	$917	**
	2023	$979	$15	$994	**

DFA Short-Term Municipal Bond Portfolio	2025	$2,207	None	$2,207
	2024	$2,359	None	$2,359
	2023	$2,797	None	$2,797

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DFA Intermediate-Term Municipal Bond Portfolio	2025	$2,161	($73)	$2,088
	2024	$2,271	($51)	$2,220
	2023	$2,523	None	$2,523

DFA Selective State Municipal Bond Portfolio	2025	$939	($85)	$854
	2024	$807	($107)	$700
	2023	$704	($62)	$642

DFA Short-Term Selective State Municipal Bond Portfolio	2025	$341	None	$341	**
	2024	$327	($6)	$321	**
	2023	$300	($85)	$215	**

DFA California Short-Term Municipal Bond Portfolio	2025	$1,207	($53)	$1,154
	2024	$1,110	($45)	$1,065
	2023	$1,382	None	$1,382

DFA California Intermediate-Term Municipal Bond Portfolio	2025	$676	None	$676
	2024	$682	None	$682
	2023	$784	None	$784

DFA MN Municipal Bond Portfolio	2025	$71	($43)	$28	**
	2024	$70	($47)	$23
	2023	$73	($31)	$42

DFA NY Municipal Bond Portfolio	2025	$314	($19)	$295	**
	2024	$282	($31)	$251
	2023	$302	($11)	$291

DFA Oregon Municipal Bond Portfolio	2025	$203	($35)	$168	**
	2024	$171	($44)	$127
	2023	$169	($9)	$160	**

*	After recoupment of fees previously waived
**	After waiver and recoupment of fees previously waived

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Municipal Real Return Portfolio, California Municipal Real Return Portfolio, Municipal Bond Portfolio, Short-Term Municipal Bond Portfolio, Intermediate-Term Municipal Bond Portfolio, Selective State Municipal Bond Portfolio, California Short-Term Municipal Bond Portfolio, Short-Term Selective State Municipal Bond Portfolio, California Intermediate-Term Municipal Bond Portfolio, MN Municipal Bond Portfolio, NY Municipal Bond Portfolio and Oregon Municipal Bond Portfolio (each, a “Fee Waiver Agreement”), the Advisor has agreed to waive certain fees and in certain instances assume certain expenses of the Portfolios, as described below. Each Fee Waiver Agreement described below will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. Each Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

DFA Municipal Real Return Portfolio

DFA Municipal Bond Portfolio

DFA Intermediate-Term Municipal Bond Portfolio

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DFA Selective State Municipal Bond Portfolio

DFA Short-Term Selective State Municipal Bond Portfolio

DFA California Short-Term Municipal Bond Portfolio

DFA California Intermediate-Term Municipal Bond Portfolio

DFA MN Municipal Bond Portfolio

DFA NY Municipal Bond Portfolio

DFA Oregon Municipal Bond Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the following Portfolios (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of such class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
DFA Municipal Real Return Portfolio	0.27%
DFA Municipal Bond Portfolio	0.21%
DFA Intermediate-Term Municipal Bond Portfolio[1]	0.19%
DFA Selective State Municipal Bond Portfolio	0.23%
DFA Short-Term Selective State Municipal Bond Portfolio	0.25%
DFA California Short-Term Municipal Bond Portfolio[2]	0.19%
DFA California Intermediate-Term Municipal Bond Portfolio	0.23%
DFA MN Municipal Bond Portfolio[3]	0.30%
DFA NY Municipal Bond Portfolio	0.25%
DFA Oregon Municipal Bond Portfolio[3]	0.30%

1  Prior to February 28, 2024, the Expense Limitation Amount in the Fee Waiver Agreement was 0.23% of the average net assets of a class of the DFA Intermediate-Term Municipal Bond Portfolio on an annualized basis.

2  Prior to February 28, 2024, the Expense Limitation Amount in the Fee Waiver Agreement was 0.30% of the average net assets of a class of the DFA California Short-Term Municipal Bond Portfolio on an annualized basis.

3  Prior to February 28, 2024, the Expense Limitation Amount in the Fee Waiver Agreement was 0.32% of the average net assets of a class of the DFA MN Municipal Bond Portfolio and DFA Oregon Municipal Bond Portfolio on an annualized basis.

DFA Short-Term Municipal Bond Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) of the Institutional Class of the DFA Short-Term Municipal Bond Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed 0.30% of the average net assets for the Institutional Class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for the Institutional Class of the Portfolio, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.

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DFA California Municipal Real Return Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of the DFA California Municipal Real Return Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and The DFA Short Term Investment Fund, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to 0.30% of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of the Institutional Class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. David A. Plecha, Joseph F. Kolerich and Travis A. Meldau coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
DFA Municipal Real Return Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None
DFA California Municipal Real Return Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None
DFA Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None
DFA Short-Term Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None
DFA Intermediate-Term Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None
DFA Selective State Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None

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Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
DFA Short-Term Selective State Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None
DFA California Short-Term Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None
DFA California Intermediate-Term Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None
DFA MN Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None
DFA NY Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None
DFA Oregon Municipal Bond Portfolio	David A. Plecha Joseph F. Kolerich Travis A. Meldau	$10,001 - $50,000 $10,001 - $50,000 None

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets

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forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

David A. Plecha

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Joseph F. Kolerich

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Travis A. Meldau

• 16 U.S. registered mutual funds with $19,863 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 2 other accounts with $695 million in total assets under management.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts

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where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia, DFAL and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios. The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolios, and their shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by the Portfolios unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following persons beneficially owned 5% or more of the outstanding securities of each Portfolio, as set forth below:

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DFA MUNICIPAL REAL RETURN PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	55.80%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	34.98%
101 Montgomery St
San Francisco, CA 94104

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	55.29%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	37.84%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	54.02%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	23.11%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading*	11.95%
4707 Executive Dr
San Diego, CA 92121

Pershing LLC*	6.46%
Attn Mutual Funds
One Pershing Plaza
Jersey City, NJ 73032

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	57.72%
101 Montgomery St
San Francisco, CA 94104

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National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	25.63%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	52.74%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	27.19%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Pershing LLC*	5.11%
Attn Mutual Funds
One Pershing Plaza
Jersey City, NJ 73032

DFA SELECTIVE STATE MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	55.17%
101 Montgomery St
San Francisco, CA 94104

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading*	17.00%
4707 Executive Dr
San Diego, CA 92121

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	14.35%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

SEI Private Trust Company Reinvest C/O Gwp Us Advisors*	5.38%
1 Freedom Valley Dr
Oaks, PA 19456

DFA SHORT-TERM SELECTIVE STATE MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	68.62%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	27.73%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

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DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	58.76%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	31.74%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	86.58%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	9.78%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA MN MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	87.42%
101 Montgomery St
San Francisco, CA 94104

DFA NY MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	79.09%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	13.03%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA OREGON MUNICIPAL BOND PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	87.32%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	12.15%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

*   Owner of record only (omnibus).

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PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”
The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of any Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of a Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to

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present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

For investors in the Portfolios, the following discussion should be read in conjunction with the discussion below under the subheading, “Additional Tax Information With Respect To The Portfolios.”

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the

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application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

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Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries

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have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions – Pass-through of foreign tax credits” below.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. Because the income of the Portfolio is derived primarily from interest on debt securities, none or only a small amount of the Portfolio’s dividends will be qualified dividend income. Income dividends from interest earned by the Portfolio on debt securities will continue to be taxed at the higher ordinary income tax rate.

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Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment. Because the income of the Portfolio is derived primarily from interest on debt securities, none or only a small amount of their distributions are expected to qualify for the corporate dividends-received deduction.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). For example, the amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable

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distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

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• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Conversion of shares into shares of the same Portfolio. The conversion of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes. Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares of the same Portfolio.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in

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character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

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Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a portfolio with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Pre-refunded municipal securities. A portfolio may invest in pre-refunded municipal securities. For purposes of the Asset Diversification Test, a portfolio’s investment in pre-refunded municipal securities backed by U.S. Treasury and Agency Securities will be considered an investment in the respective U.S. Treasury and Agency Securities that were deposited in the escrow account for the securities. The 2017 Tax Cuts and Jobs Act repeals the exclusion from gross income for interest on pre-refunded municipal securities effective for such bonds issued after Dec. 31, 2017.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and

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information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Exempt-interest dividends. Exempt-interest dividends reported by the Portfolio to shareholders as paid from interest earned on municipal securities are not subject to U.S. withholding tax.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but

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may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA

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with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

Additional Tax Information With Respect To The Portfolios

Exempt-interest dividends. By meeting certain requirements of the Code, each of the Portfolios qualifies to pay exempt-interest dividends to its shareholders. These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax when they are paid to shareholders. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax for noncorporate shareholders. See the discussion below under the heading, “Alternative minimum tax.”

Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Shareholders in a qualified fund of funds that receive exempt-interest dividends should consult their own tax advisors as to whether such dividends are exempt from personal income tax in their state of residence. In addition, most states do not grant tax-free treatment to interest on state and municipal securities of other states.

Taxable income dividends. The Portfolios may earn taxable income from many sources, including temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Portfolio from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

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Redemption at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Portfolio shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares. However, this rule will not apply to any loss incurred on a redemption or exchange of shares of a portfolio that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period begins after December 22, 2010.

Information on the amount and tax character of distributions. The Portfolios will inform you of the amount of your exempt-interest dividends, taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion, if any, of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Portfolio shares for a full year, a Portfolio may report and distribute to you, as taxable, as tax-exempt or as tax preference income, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by a Portfolio in December to shareholders of record in such month, but paid in January, are taxed to you as if made in December.

Alternative minimum tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for noncorporate shareholders when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal position. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax. If you are a person defined in the Code as a “substantial user” (or persons related to such users) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of a Portfolio. The Portfolios do not currently intend to invest their assets in securities whose interest is subject to the federal alternative minimum tax.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Interest on debt you incur to buy or hold shares of the Portfolios may not be deductible for federal income tax purposes. Indebtedness may be allocated to shares of a Portfolio even though not directly traceable to the purchase of such shares. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Portfolio will likely be subject to tax on dividends paid by the Portfolio that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Loss of status of securities as tax-exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Portfolio distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, the Portfolio may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

PROXY VOTING POLICIES

The Board of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members

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authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolios, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolios in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolios, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Portfolio where the Advisor has agreed to assume the costs of the Portfolio’s voting expenses because, for such Portfolio, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of the Fund.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of a Portfolio. Irrespective of the

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foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a Portfolio of voting could exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolios, if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how a Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by

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contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Middle Office Operational Support Service Provider to the Advisor	Daily
Institutional Shareholder Services	Proxy voting services	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily
SS&C GIDS, Inc.	Transfer Agent	Daily

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In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. None of the Portfolios, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and each Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) a Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings

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Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of a Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of a Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of a Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on a Portfolio’s website.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios' annual financial statements. The audited financial statements and financial highlights of the Portfolios for their fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

A-1

1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

A-2

that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

World ex U.S. Targeted Value Portfolio

Ticker: DWUSX

INSTITUTIONAL CLASS SHARES

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers one-hundred and three series of shares. This Statement of Additional Information (“SAI”) relates to the Institutional Class shares of the World ex U.S. Targeted Value Portfolio (the “Portfolio”):

This SAI is not a prospectus but should be read in conjunction with the Portfolio’s Prospectus dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Fund’s Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS, POLICIES AND INVESTMENT PROCESS

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Portfolio. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The following information supplements the information set forth in the Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings assigned to them in the Prospectus.

The Portfolio is diversified under the federal securities laws and regulations.

Because the structure of the Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

The Advisor has adopted a process that monitors environmental, social, and governance news and large share price movements of eligible portfolio companies to identify issuers whose future financial data may be negatively impacted to a significant degree by environmental, social, or governance factors. The Advisor may use third party tools to assist in filtering news focused on environmental, social and governance issues. Companies that are identified through this process are escalated to the members of the Advisor’s portfolio management team for further evaluation. After review, if the portfolio management team determines that an issuer’s future financial data is likely to be significantly impacted, the issuer may be underweighted, temporarily excluded from further investment, or divested from the Portfolio.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by the Portfolio during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023.

	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2023
World ex U.S. Targeted Value Portfolio	$98,660	$111,077	$113,769

The substantial increases or decreases in the amount of brokerage commissions paid by the Portfolio from year to year resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by the Portfolio.

Portfolio transactions of the Portfolio will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invests. The Advisor also checks the rate of commission being paid by the Portfolio to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Portfolio.

Subject to the duty to seek to obtain best price and execution, transactions of the Portfolio may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for the Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or any other registered investment companies.

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Companies eligible for purchase by the Portfolio may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for the Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolio.

During the fiscal year ended October 31, 2025, the Portfolio and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any of the Portfolio's brokerage transactions to a broker because of research services provided.

The Portfolio may purchase securities of its regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). The table below lists the regular brokers or dealers of the Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2025, as well as the value of such securities held by the Portfolio as of October 31, 2025.

Portfolio	Broker or Dealer	Value of Securities
World ex U.S. Targeted Value Portfolio	Euroz Hartleys Group Ltd.	$22,397

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

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(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, the Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others;

(7) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act; or

(8) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

With respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.

Although the investment limitation described in (2) above prohibits loans, the Portfolio is authorized to lend portfolio securities. Investment limitation (2) above also does not, among other things, prevent the Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of the Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Pursuant to Rule 144A under the Securities Act of 1933, as amended, the Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolio will continue to monitor the liquidity of Rule 144A securities.

With respect to the investment limitation described in (7) above, the Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above. The Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets. Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

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In applying the investment limitation described in (8) above, the Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

The investment limitations described above do not prohibit the Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies.  Further, except with respect to the Portfolio’s limitation on borrowing, illiquid investments, or as otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

Notwithstanding any of the above investment limitations, the Portfolio may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors, or whose use is otherwise considered by the Portfolio to be advisable. The Portfolio would “look through” any such vehicle or subsidiary to determine compliance with its investment restrictions.

FUTURES CONTRACTS

The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. The Portfolio also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio.

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FOREIGN CURRENCY TRANSACTIONS

The Portfolio may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.   The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Portfolio may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, the Portfolio may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

At the maturity of a forward currency contract, the Portfolio may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio. To the extent the Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit the Portfolio if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

SWAPS

The Portfolio may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. The Portfolio may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

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The Portfolio may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay the Portfolio an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Portfolio. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides the Portfolio with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Portfolio in connection with its investments in these instruments.

The swaps in which the Portfolio invests involve greater risks than if the Portfolio had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of the Portfolio and the investment performance of the Portfolio may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. The Portfolio's ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to the Portfolio. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Portfolio may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to the Portfolio, or the Portfolio may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Portfolio's swaps transactions in accordance with the Fund's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to

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recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Portfolio is also subject to the risk that the FCM could use the Portfolio's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider the Portfolio's obligations under swap contracts senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio's borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that the Portfolio cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Portfolio, may increase the cost of the Portfolio's investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

PARTICIPATORY NOTES

The Portfolio may invest in equity access products and instruments that have economic characteristics similar to equity securities, such as participation notes (also known as participatory notes) or other structured instruments that may be developed from time to time (collectively, “structured instruments”).

Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity security, basket of securities, or market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of the Portfolio's fundamental industry concentration policy, the Portfolio applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of a structured instrument.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying equity security, basket of securities, or market may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate.

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Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Portfolio's turnover rate, transaction costs and tax liability. Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Portfolio to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Portfolio to counterparty risk (and this risk may be amplified if the Portfolio purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolio, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to the Portfolio. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolio, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that the Portfolio, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires the Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Portfolio may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Portfolio can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Portfolio, the Portfolio may incur additional compliance and other expenses.

FOREIGN ISSUERS

The Portfolio may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of the Portfolio to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and

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other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. The Portfolio may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region or country, the Portfolio will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Portfolio, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit the Portfolio's investment opportunities, impairing the Portfolio's ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities; or (ii) other limitations on the Portfolio's ability to invest or hold such securities.

Emerging markets

The Portfolio may invest in securities from issuers located in emerging markets. Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems which may limit the rights and remedies available to the Portfolio against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Advisor’s ability to evaluate issuers.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as

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growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

The Portfolio may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Portfolio could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce the Portfolio's income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Portfolio's securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to the Portfolio's shareholders.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a

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foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

Investments in Stock Connect. The Portfolio may invest in China A-shares through Stock Connect. Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Portfolio. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Portfolio's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit the Portfolio's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. Beginning December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the Portfolio's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Portfolio is unable to add to or exit its position, which could adversely affect the Portfolio's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect the Portfolio's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets,” and foreign investment risks

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such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Investments in Variable Interest Entities (“VIEs”). The Portfolio may have investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as VIEs, that operate in sectors in which China restricts and/or prohibits foreign investments. These investments may present additional risks. In a VIE structure, foreign investors, such as the Portfolio, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. Effective March 31, 2023, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either.

It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Portfolio's returns and net asset value.

In addition, foreign companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board or the U.S. government, which could significantly decrease the liquidity and value of such investments.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of the Portfolio’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may

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result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for the Portfolio. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of the Portfolio’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of the Portfolio’s investments.

CASH MANAGEMENT PRACTICES

The Portfolio engages in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, the Portfolio may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolio may invest, under normal circumstances, in short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; shares of affiliated and unaffiliated registered and unregistered money market mutual funds; index futures contracts and options thereon. With respect to fixed income instruments, except in connection with corporate actions, the Portfolio will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor. Investments in money market mutual funds may involve duplication of certain fees and expenses.

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REFLOW REDEMPTION SERVICE

The Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in the Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. The Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolio’s Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolio’s activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolio and its shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for the Portfolio to maintain cash reserves, reduce Portfolio transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that the Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

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The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

The Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, the Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  The Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time the Portfolio enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price the Portfolio committed to pay or receive for the security.  The Portfolio will lose money if the value of a purchased security falls below the purchase price and the Portfolio will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

EXCHANGE TRADED FUNDS

The Portfolio may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Portfolio invests may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. The Portfolio also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When the Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Portfolio with the expectation that they will be held for longer than one year. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

15

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the "Board") is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance

16

practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as

17

required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons

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(naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None

19

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

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Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

22

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

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Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

* As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

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Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

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Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of the Portfolio described in this SAI.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolio. The services provided by State Street are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Portfolio  pays State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to the Portfolio under the fee schedule are allocated to the Portfolio based on the Portfolio's pro-rata portion of the aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolio.

Custodian

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for the Portfolio.

The custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio's portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolio. Pursuant to an Investment Management Agreement with the Portfolio, the Advisor is responsible for the management of the Portfolio's assets.

The Advisor has entered into Sub-Advisory Agreements with Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), respectively, with respect to the Portfolio. Pursuant to the terms of each Sub-Advisory Agreement, DFAL and DFA Australia each have the authority and responsibility to select brokers or dealers to execute securities transactions for the Portfolio. Each Sub-Advisor’s duties include the maintenance of a trading desk and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Portfolio and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities that are eligible for purchase and sale by the Portfolio and may delegate this task, subject to its own review, to DFAL and DFA Australia. DFAL and DFA Australia maintain and furnish to the Advisor information and reports on securities of companies in certain markets, including recommendations of securities to be added to the securities that are eligible for purchase by the Portfolio, as well as making recommendations and elections on corporate actions. The Advisor controls DFAL and DFA Australia. DFA Australia has been a U.S. federally registered investment advisor since 1994 and is located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFAL has been a U.S. federally registered investment advisor since 1991 and is located at 20 Triton Street, Regent’s Place, London NW13BF, United Kingdom.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolio or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or

35

assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica

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Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolio. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses section of the Portfolio's prospectus.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolio paid management fees to the Advisor as set forth in the following table.

Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

World ex U.S. Targeted Value Portfolio	2025	$2,966	None	$2,966
	2024	$2,850	None	$2,850
	2023	$2,675	None	$2,675

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver and/or Expense Assumption Agreement”) for the Portfolio, the Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio, as described below. The Fee Waiver and/or Expense Assumption Agreement will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to the Fee Waiver and/or Expense Assumption Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio. The Advisor shall also not be reimbursed for any management fees previously waived to offset the Portfolio’s proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

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The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.40% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Underlying Funds”). In addition, under the Fee Waiver and/or Expense Assumption Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of the Institutional Class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in The DFA Short Term Investment Fund and unaffiliated money market funds) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to the rate listed below as a percentage of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of the Institutional Class of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Expense Limitation Amount
World ex U.S. Targeted Value Portfolio	0.80%

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

World ex U.S. Targeted Value Portfolio	Jed S. Fogdall, Joel P. Schneider and Brendan J. McAndrews

Other Managed Accounts

In addition to the Portfolio, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

Joel P. Schneider

• 43 U.S. registered mutual funds with $244,419 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 4 other accounts with $4,771 million in total assets under management.

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Brendan J. McAndrews

• 21 U.S. registered mutual funds with $97,201 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 9 other accounts with $5,805 million in total assets under management, of which 2 accounts with $1,062 million in assets may be subject to a performance fee.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolio, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

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• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in The Portfolio

The portfolio managers and their immediate families did not own any shares of the Portfolio contained in this SAI as of October 31, 2025.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd., and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio. The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio, and its shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by the Portfolio unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of the Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of the Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a

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proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following persons beneficially owned 5% or more of the outstanding securities of the Portfolio, as set forth below:

WORLD EX U.S. TARGETED VALUE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	72.37%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	24.16%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

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REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of the Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of the Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

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Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate

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the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at

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the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions—Pass-through of foreign tax credits” below.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of the Portfolio, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once

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each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”)(see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment. Because the income of the World ex U.S. Targeted Value Portfolio is derived primarily from foreign issuers, none or only a small amount of its distributions are expected to qualify for the corporate dividends-received deduction.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your

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U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by

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the Portfolio (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible

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basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums

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are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

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PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans,

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Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

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Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to

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shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

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Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and

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taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolio to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolio. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolio, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolio in a manner that the Advisor determines is in the best interests of the Portfolio and which seeks to maximize the value of the Portfolio's investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolio, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolio, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b)

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determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for the Portfolio where the Advisor has agreed to assume the costs of the Portfolio's voting expenses because, for the Portfolio, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when the Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when the Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when the Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the Portfolio. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of the Portfolio to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to the Portfolio of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each account and country periodically, no less frequently than annually. In certain circumstances, for example, for an account with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for an account. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio, that the Portfolio's vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

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For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio's investment and that it is in the Portfolio's best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolio if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of the Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.
Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. The Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

From time to time, the Advisor and/or a Portfolio may provide a list of securities that the Portfolio would expect to distribute in-kind upon a request by a shareholder to redeem shares in-kind (the “Redemption Basket”) on the Advisor’s public website. Any such Redemption Basket may be posted daily on its public website as disclosed in the prospectus of the Portfolio.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of the Portfolio. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Institutional Shareholder Services	Proxy voting services	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request
SS&C GIDS, Inc.	Transfer Agent	Daily

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Recipient	Business Purpose	Frequency
State Street Bank and Trust Company	Fund Administrator and Accounting Agent	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. Neither the Portfolio, the Advisor, or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and the Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

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Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolio or its Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolio that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of the Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Portfolio’s website.

SECURITIES LENDING

The Board has approved the Portfolio’s participation in a securities lending program. Under the securities lending program, Citibank, N.A. serves as the securities lending agent for the Portfolio.

For the fiscal year ended October 31, 2025, the income earned by the Portfolio, as well as the fees and/or compensation paid by the Portfolio (in dollars) pursuant to a securities lending agency/authorization agreement between the Portfolio and Citibank, N.A. (the “Securities Lending Agent”), were as follows:

Fees and/or compensation from securities lending activities and related services:
	Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
World ex U.S. Targeted Value Portfolio		$1,240,411	$47,007	$8,723	–	–	$644,021	–	$699,751	$540,660
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolio's annual financial statements due to timing differences, reconciliations and certain other adjustments.

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For the fiscal year ended October 31, 2025, the Securities Lending Agent provided the following services for the Portfolio in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolio; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Portfolio; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolio at loan termination.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolio’s annual financial statements. The audited financial statements and financial highlights of the Portfolio for its fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

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that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers one hundred and three series of shares. This statement of additional information (“SAI”) relates to nine of those series (individually, a “Portfolio” and collectively, the “Portfolios”):

Domestic Equity Portfolios

Dimensional VA U.S. Large Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio
International Equity Portfolios

Dimensional VA International Value Portfolio	Dimensional VA International Small Portfolio
Fixed Income Portfolios

Dimensional VA Short-Term Fixed Portfolio	Dimensional VA Global Bond Portfolio
Dimensional VIT Inflation – Protected Securities Portfolio
Global Portfolios
Dimensional VA Global Moderate Allocation Portfolio Dimensional VA Equity Allocation Portfolio

The shares of the Portfolios are sold only to separate accounts of insurance companies in conjunction with variable life and variable annuity contracts. This SAI is not a prospectus but should be read in conjunction with the Portfolios’ prospectus dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Fund’s Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS, POLICIES AND INVESTMENT PROCESS

Dimensional Fund Advisors LP (the “Advisor”) serves as investment advisor to each of the Portfolios. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The Dimensional VA Global Moderate Allocation Portfolio (“VA Global Moderate Allocation Portfolio”) is a “fund of funds” that seeks to achieve its investment objective by investing its assets in other mutual funds managed by the Advisor (the “Underlying Funds”), although it has the ability to invest directly in securities and derivatives. The Underlying Funds in which the VA Global Moderate Allocation Portfolio may invest include: U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, Dimensional VA U.S. Large Value Portfolio (“VA U.S. Large Value Portfolio”), DFA Real Estate Securities Portfolio, DFA International Real Estate Securities Portfolio, International Core Equity 2 Portfolio, Dimensional VA International Value Portfolio (“VA International Value Portfolio”), Emerging Markets Core Equity 2 Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, Dimensional VA Short-Term Fixed Portfolio (“VA Short-Term Fixed Portfolio”), Dimensional VA Global Bond Portfolio (“VA Global Bond Portfolio”) and DFA Two-Year Global Fixed Income Portfolio, each a series of the Fund. The Dimensional VA Equity Allocation Portfolio (“VA Equity Allocation Portfolio”) is also a “fund of funds” that seeks to achieve its investment objective by investing its assets in Underlying Funds, although it has the ability to invest directly in securities and derivatives. The Underlying Funds in which the VA Equity Allocation Portfolio may invest include: VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio (“VA U.S. Targeted Value Portfolio”), U.S. Large Company Portfolio, U.S. Core Equity 1 Portfolio, DFA Real Estate Securities Portfolio, DFA International Real Estate Securities Portfolio, VA International Value Portfolio, Dimensional VA International Small Portfolio (“VA International Small Portfolio”), International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio. Each Underlying Fund in which the VA Equity Allocation Portfolio may invest other than the U.S. Large Company Portfolio is a series of the Fund; the U.S. Large Company Portfolio is a series of Dimensional Investment Group Inc. (“DIG”). The VA Global Moderate Allocation Portfolio offers two classes of shares: Class L10 shares and Institutional Class shares. The Class L10 shares are offered to qualified investors in a separate prospectus. This SAI describes the Institutional Class shares of the VA Global Moderate Allocation Portfolio.

The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to all of the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

Each of the Portfolios and Underlying Funds are diversified under the federal securities laws and regulations.

Because the structure of the Domestic Equity and International Equity Portfolios and certain Underlying Funds are based on the relative market capitalizations of eligible holdings, it is possible that such Portfolios or Underlying Funds might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, a Portfolio or Underlying Fund and the issuer would be deemed “affiliated persons” and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Each of the Portfolios (except the VA International Value Portfolio and VA Global Moderate Allocation Portfolio) has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment. A Portfolio structured as a fund of funds will look through the shares of its Underlying Funds for purposes of complying with its 80% policy, if applicable. For purposes of each 80% policy, the value of the derivatives in which a Portfolio invests will be calculated in the same way that the values of derivatives are calculated when calculating a Portfolio’s net asset value. Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Portfolio’s net asset value. Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.

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For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

With respect to the VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio and VA International Small Portfolio, the Advisor has adopted a process that monitors environmental, social, and governance news and large share price movements of eligible portfolio companies to identify issuers whose future financial data may be negatively impacted to a significant degree by environmental, social, or governance factors.  The Advisor may use third party tools to assist in filtering news focused on environmental, social and governance issues.  Companies that are identified through this process are escalated to the members of the Advisor’s portfolio management team for further evaluation.  After review, if the portfolio management team determines that an issuer’s future financial data is likely to be significantly impacted, the issuer may be underweighted, temporarily excluded from further investment, or divested from a Portfolio.

BROKERAGE TRANSACTIONS

The following table reports brokerage commissions paid by the Portfolios during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023.

	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2023
VA U.S. Large Value Portfolio	$9,531	$15,857	$8,857
VA U.S. Targeted Value Portfolio	$59,916	$58,576	$46,848
VA International Value Portfolio	$37,848	$32,284	$34,465
VA International Small Portfolio	$27,939	$25,593	$29,675
VA Global Moderate Allocation Portfolio	$67	N/A	$89
VA Equity Allocation Portfolio	$100	$460	$56

The following discussions relate to the policies of the Portfolios and in the case of the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio, the Underlying Funds. The VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio will not incur any brokerage costs in connection with their purchase or redemption of shares of the Underlying Funds. The VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio will, however, incur brokerage costs to the extent that they invest directly in securities.

The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by those Portfolios.

The Fixed Income Portfolios and Fixed Income Underlying Funds acquire and sell securities on a net basis with dealers which are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.

Portfolio transactions of the Portfolios and Underlying Funds will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolios and Underlying Funds to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolios and Underlying Funds invest. The Advisor also checks the rate of commission, if any, being paid by the Portfolios and Underlying Funds to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

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Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Portfolios and Underlying Funds that they sub-advise.

Subject to the duty to seek to obtain best price and execution, transactions of the Portfolios or Underlying Funds may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Boards of Directors of the Fund and DIG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio or an Underlying Fund based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio, an Underlying Fund or any other registered investment companies.

Companies eligible for purchase by the Portfolios (except the VA Short-Term Fixed Portfolio and VA Global Bond Portfolio) and equity Underlying Funds may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolios and Underlying Funds with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for each Portfolio and Underlying Fund permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to each Portfolio and Underlying Fund.

During the fiscal year ended October 31, 2025, the Portfolios, Underlying Funds and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any Portfolio’s or Underlying Fund’s brokerage transactions to a broker because of research services provided.

Certain Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). The table below lists the regular brokers or dealers of each Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2025, as well as the value of such securities held by the Portfolio as of October 31, 2025.

Portfolio	Broker or Dealer	Value of Securities
Dimensional VA U.S. Large Value Portfolio	Goldman Sachs Group, Inc.	$8,010,527
	Citigroup, Inc.	$3,303,540
	Jefferies Financial Group, Inc.	$64,030

Dimensional VA International Value Portfolio	UBS Group AG	$7,326,405

Dimensional VA Short-Term Fixed Portfolio	Wells Fargo & Co.	$303,127

Dimensional VA Global Bond Portfolio	JPMorgan Chase & Co.	$1,302,541
	Bank of America Corp.	$251,359

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INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time; or

(6) engage in the business of underwriting securities issued by others.

The Portfolios, except the VA Short-Term Fixed Portfolio, VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio, will not:

(7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; except the Dimensional VIT Inflation-Protected Securities Portfolio (“VIT Inflation-Protected Securities Portfolio”) may invest 25% of its total assets in securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies.

The VA Short-Term Fixed Portfolio, VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio will not:

(8) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

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The Portfolios, except the VIT Inflation-Protected Securities Portfolio, VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio, will not:

(9) sell securities short.

The Portfolios will not:

(10) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

The investment limitations set forth above only relate to the Portfolios. The Underlying Funds may have investment limitations that are more or less restrictive than those of the VA Global Moderate Allocation Portfolio or VA Equity Allocation Portfolio. The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person. The VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio do not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. The VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio do not intend to lend shares of Underlying Funds. Investment limitation (2) above also does not, among other things, prevent the Portfolios from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

The investment limitations described in (5) and (8) above do not prohibit the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio from investing all or substantially all of their assets in the shares of other registered, open-end investment companies, such as the Underlying Funds. In applying the investment limitations described in (5) and (8) above, the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio will look through to the security holdings of the Underlying Funds in which they invest.

With respect to the Fixed Income Portfolios and VA Global Moderate Allocation Portfolio, for purposes of the investment limitations described in (7) and (8) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.” However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) or a supranational organization to be an “industry” subject to the 25% limitation. Thus, not more than 25% of a Portfolio’s assets will be invested in securities issued by any one foreign government or supranational organization.

In applying the investment limitations described in (7) or (8) above, each Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

With respect to the investment limitation described in (10) above, the Portfolios will not issue senior securities, except that a Portfolio may borrow money as described above. A Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets. Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its

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net assets in illiquid investments that are assets. For these purposes, each of the VA Short-Term Fixed Portfolio and VA Global Bond Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), subject to the requirements regarding credit ratings stated in the prospectus under “Description of Investments—Fixed Income Portfolios and Fixed Income Underlying Funds.” Although the commercial paper securities are not registered, they will not be subject to the 15% limitation on illiquid investments. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists.  After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Except with respect to a Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to a Portfolio’s investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

Each Portfolio and Underlying Fund may purchase or sell futures contracts and options on futures contracts for securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. The Portfolios and Underlying Funds, however, do not intend to sell futures contracts to establish short positions in individual securities. The VA Global Bond Portfolio and DFA Two-Year Global Fixed Income Portfolio also may purchase or sell futures contracts and options on futures contracts to hedge their currency exposure. The DFA Selectively Hedged Global Fixed Income Portfolio also may purchase or sell futures contracts and options on futures contracts to hedge its interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio or Underlying Fund also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio or Underlying Fund. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio or Underlying Fund expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, a Portfolio or Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a

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linked exchange). No secondary market for such contracts exists. Although a Portfolio or Underlying Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio or Underlying Fund to substantial losses. In such event, and in the event of adverse price movements, the Portfolio or Underlying Fund would be required to make daily cash payments of variation margin. In such situations, if the Portfolio or Underlying Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio or Underlying Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio or Underlying Fund.

FOREIGN CURRENCY TRANSACTIONS

The International Equity Portfolios, the VA Global Bond Portfolio, each International Equity Underlying Fund and each Fixed Income Underlying Fund (except the VA Short-Term Fixed Portfolio) may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolios and Underlying Funds will conduct their foreign currency forward transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

With respect to an International Equity Portfolio or an International Equity Underlying Fund, the Portfolio or the Underlying Fund may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, a Portfolio or an International Equity Underlying Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The VA Global Bond Portfolio and the Fixed Income Underlying Funds (except the VA Short-Term Fixed Portfolio), may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. The VA Global Bond Portfolio and a Fixed Income Underlying Fund (except the VA Short-Term Fixed Portfolio) may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.

The Two-Year Global Portfolio and VA Global Bond Portfolio typically hedge their foreign currency exposure. The Selectively Hedged Global Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged.

At the maturity of a forward currency contract, the Portfolio, International Equity Underlying Fund and Fixed Income Underlying Fund (except the VA Short-Term Fixed Portfolio) may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio or Underlying Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to

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forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Portfolio or Underlying Fund. To the extent a Portfolio or Underlying Fund engages in forward currency contracts to generate current income, the Portfolio or Underlying Fund will be subject to these risks which the Portfolio or Underlying Fund might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit a Portfolio or Underlying Fund if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

SWAPS

The Domestic and International Equity Portfolios and the Equity Underlying Funds also may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. The Portfolios and Underlying Funds may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Portfolios and Underlying Funds may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay a Portfolio or Underlying Fund an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Portfolios and Underlying Funds. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides a Portfolio or Underlying Fund with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Portfolio or Underlying Fund in connection with its investments in these instruments.

The swaps in which the Portfolios or Underlying Funds invest involve greater risks than if the Portfolios or Underlying Funds had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk, credit risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of a Portfolio or Underlying Fund and the investment performance of the Portfolio or Underlying Fund may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that

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cannot be fully anticipated. A Portfolio’s or Underlying Fund’s ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio or Underlying Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to a Portfolio or Underlying Fund. If a default occurs by the other party to such transaction, the Portfolio or Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Portfolios or Underlying Funds may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to a Portfolio or Underlying Fund, or the Portfolio or Underlying Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of a Portfolio’s or Underlying Fund’s swaps transactions in accordance with the Fund’s Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio or Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, a Portfolio or Underlying Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s or Underlying Fund’s rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by a Portfolio or Underlying Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio or Underlying Fund has an open position, or the central counterparty in a swap contract. The assets of the Portfolio or Underlying Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio or Underlying Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Portfolio or Underlying Fund is also subject to the risk that the FCM could use the Portfolio’s or Underlying Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider a Portfolio’s or Underlying Fund’s obligations under swap contracts senior securities and, accordingly, the Portfolios or Underlying Funds will not treat them as being subject to a Portfolio’s or Underlying Fund’s borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that a Portfolio or Underlying Fund cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio or Underlying Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s or Underlying Fund’s net assets.

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The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to a Portfolio or Underlying Fund, may increase the cost of the Portfolio’s or Underlying Fund’s investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s or Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios and Underlying Funds described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios and Underlying Funds. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios or Underlying Funds, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio or Underlying Fund, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio or Underlying Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio or Underlying Fund (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s or Underlying Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s or Underlying Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio or Underlying Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio or Underlying Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio or Underlying Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio or Underlying Fund, the Portfolio or Underlying Fund may incur additional compliance and other expenses.

FOREIGN ISSUERS

The International Equity Portfolios, the VA Global Bond Portfolio, each International Equity Underlying Fund and each Fixed Income Underlying Fund (except the VA Short-Term Fixed Portfolio) may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition

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to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of a Portfolio or Underlying Fund to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A Portfolio or Underlying Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that a Portfolio or Underlying Fund invests a significant portion of its assets in a specific geographic region or country, a Portfolio or Underlying Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. A Portfolio or Underlying Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit a Portfolio’s or Underlying Fund’s investment opportunities, impairing the Portfolio’s or Underlying Fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of a Portfolio or Underlying Fund to buy, sell, receive or deliver those securities; or (ii) other limitations on a Portfolio’s or Underlying Fund’s ability to invest or hold such securities.

Emerging markets

Emerging Markets Core Equity 2 Portfolio and DFA International Real Estate Securities Portfolio may invest in securities from issuers located in emerging markets. Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict an Underlying Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems

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which may limit the rights and remedies available to an Underlying Fund against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Advisor’s ability to evaluate issuers.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

An Underlying Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that an Underlying Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce an Underlying Fund’s income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including an Underlying Fund’s securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to an Underlying Fund’s shareholders.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with

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China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

Investments in Stock Connect. Emerging Markets Core Equity 2 Portfolio and DFA International Real Estate Securities Portfolio may invest in China A-shares through Stock Connect. Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to an Underlying Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude an Underlying Fund’s ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit an Underlying Fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner. Beginning December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, an Underlying Fund’s investments in Stock Connect China

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A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when an Underlying Fund is unable to add to or exit its position, which could adversely affect an Underlying Fund’s performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect an Underlying Fund’s investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Investments in Variable Interest Entities (“VIEs”). Emerging Markets Core Equity 2 Portfolio and DFA International Real Estate Securities Portfolio may have investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as VIEs, that operate in sectors in which China restricts and/or prohibits foreign investments. These investments may present additional risks. In a VIE structure, foreign investors, such as an Underlying Fund, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. Effective March 31, 2023, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either.

It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect an Underlying Fund’s returns and net asset value.

In addition, foreign companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board or the U.S. government, which could significantly decrease the liquidity and value of such investments.

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PARTICIPATORY NOTES

The Emerging Markets Core Equity 2 Portfolio in which the VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio may invest in equity access products and instruments that have economic characteristics similar to equity securities, such as participation notes (also known as participatory notes) or other structured instruments that may be developed from time to time (collectively, “structured instruments”).

Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity security, basket of securities, or market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of the Underlying Fund’s fundamental industry concentration policy, the Underlying Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of a structured instrument.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying equity security, basket of securities, or market may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate.

Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Underlying Fund’s turnover rate, transaction costs and tax liability. Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Underlying Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Underlying Fund to counterparty risk (and this risk may be amplified if the Underlying Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s or Underlying Fund’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio or Underlying Fund. Similarly,

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negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios or Underlying Funds that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of a Portfolio’s or Underlying Fund’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of a Portfolio’s or Underlying Fund’s investments.

CASH MANAGEMENT PRACTICES

All Portfolios and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, in the case of the Portfolios and Underlying Funds, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of the Portfolios and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolios and Underlying Funds may invest cash in the following permissible investments:

Portfolios	Permissible Cash Investments*
The Domestic Equity Portfolios

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

VA International Value Portfolio VA International Small Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

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Portfolios	Permissible Cash Investments*

VA Short-Term Fixed Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered and unregistered money market funds**

VA Global Bond Portfolio	Short-term repurchase agreements; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds**

VIT Inflation-Protected Securities Portfolio

Short-term repurchase agreements; short-term government fixed income obligations; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

VA Global Moderate Allocation Portfolio

Short-term repurchase agreements; U.S. Government securities, repurchase agreements and short-term paper; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

VA Equity Allocation Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Non-VA Underlying Funds	Permissible Cash Investments*
U.S. Core Equity 1 Portfolio U.S. Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

International Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

DFA Real Estate Securities Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

DFA International Real Estate Securities Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Emerging Markets Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

DFA Two-Year Global Fixed Income Portfolio	Short-term repurchase agreements; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds**

DFA Selectively Hedged Global Fixed Income Portfolio	Short-term repurchase agreements; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds**

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Portfolios	Permissible Cash Investments*

U.S. Large Company Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

* With respect to fixed income instruments, except in connection with corporate actions, the Portfolios and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

** Investments in money market mutual funds may involve duplication of certain fees and expenses.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

Each Portfolio and Underlying Fund may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, each Portfolio and Underlying Fund may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio and Underlying Fund contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  Each Portfolio and Underlying Fund may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

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While the payment obligation and, if applicable, interest rate are set at the time a Portfolio or an Underlying Fund enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a Portfolio or an Underlying Fund committed to pay or receive for the security.  A Portfolio or an Underlying Fund will lose money if the value of a purchased security falls below the purchase price and a Portfolio or an Underlying Fund will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

TBA SECURITIES

The Fixed Income Portfolios and Fixed Income Underlying Funds may also engage in purchases or sales of “to be announced” or “TBA” securities. TBA securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for an approximate principal amount, with settlement on a scheduled future date beyond the typical settlement period for most other securities. A TBA transaction typically does not designate the actual security to be delivered. The Fixed Income Underlying Funds may use TBA trades for investment purposes in order to gain exposure to certain securities, or for hedging purposes. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward commitment transactions.

EXCHANGE TRADED FUNDS

The Portfolios (except the VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and VIT Inflation-Protected Securities Portfolio) and equity Underlying Funds may invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Portfolios and Underlying Funds invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. The Portfolios (except the VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and VIT Inflation-Protected Securities Portfolio) and equity Underlying Funds also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When a Portfolio or an Underlying Fund invests in an ETF, shareholders of the Portfolio or Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

COVERED BONDS

The VA Global Bond Portfolio, VA Short-Term Fixed Portfolio and the Fixed Income Underlying Funds may invest in covered bonds, which are debt securities issued by banks or other financial institutions that provide recourse to both the issuing financial institution and a segregated pool of financial assets (a “cover pool”). The cover pool, which is intended to pay covered bond holders principal and interest when due, is typically comprised of mortgage loans or loans to public sector institutions. In the event of a default, if the cover pool assets are insufficient to satisfy the amounts owed in respect of the bonds, bondholders also have a senior, unsecured claim against the issuer of the covered bond. Market practices surrounding the maintenance of a cover pool, including custody arrangements, vary based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may provide fewer protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by similar factors as other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuer is downgraded or the quality of the assets in the cover pool declines.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Equity Portfolios and Equity Underlying Funds with the expectation that they will be held for longer than one year. Certain Fixed Income Portfolios and Fixed Income Underlying Funds may have higher portfolio turnover rates due to the relatively short maturities of the securities to

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be acquired. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes

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recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public

21

accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave

22

Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None

23

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

24

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

25

Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

26

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

27

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

* As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

28

Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

29

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

30

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

31

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

32

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

33

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

34

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

35

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

36

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios and the Underlying Funds. The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Portfolios (except with respect to the VA Global Moderate Allocation Portfolio’s and VA Equity Allocation Portfolio’s investments in the Underlying Funds) and the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to a Portfolio or Underlying Fund under the fee schedule are allocated to each such Portfolio or Underlying Fund based on the Portfolio’s or Underlying Fund’s pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolios.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, serves as the custodian for the International Equity Portfolios, VA Global Bond Portfolio and VA Equity Allocation Portfolio.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the Domestic Equity Portfolios, VA Short-Term Fixed Portfolio, VIT Inflation-Protected Securities Portfolio and VA Global Moderate Allocation Portfolio.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of

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the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios and Underlying Funds. Pursuant to an Investment Management Agreement with each Portfolio and each Underlying Fund, the Advisor is responsible for the management of their respective assets.

Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and VA Equity Allocation Portfolio (each a "DFA Australia Sub-Advised Fund"). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on securities of international companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and VA Equity Allocation Portfolio (each a "DFAL Sub-Advised Fund"). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on securities of United Kingdom and European market companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions.

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Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

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Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios’ prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio. As a shareholder of the Underlying Funds, the VA Global Moderate Allocation

41

Portfolio and VA Equity Allocation Portfolio each pay their proportionate shares of the management fees paid to the Advisor by the Underlying Funds.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios paid management fees to the Advisor as set forth in the following table.

Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

Dimensional VA U.S. Large Value Portfolio	2025	$1,277	None	$1,277
	2024	$1,296	None	$1,296
	2023	$1,195	None	$1,195

Dimensional VA U.S. Targeted Value Portfolio	2025	$1,885	None	$1,885
	2024	$1,735	None	$1,735
	2023	$1,465	None	$1,465

Dimensional VA International Value Portfolio	2025	$1,422	None	$1,422
	2024	$1,216	None	$1,216
	2023	$1,062	None	$1,062

Dimensional VA International Small Portfolio	2025	$1,182	None	$1,182
	2024	$1,043	None	$1,043
	2023	$948	None	$948

Dimensional VA Short-Term Fixed Portfolio	2025	$392	None	$392
	2024	$363	None	$363
	2023	$337	None	$337

Dimensional VA Global Bond Portfolio	2025	$647	None	$647
	2024	$638	None	$638
	2023	$652	None	$652

Dimensional VIT Inflation-Protected Securities Portfolio	2025	$191	None	$191
	2024	$180	None	$180
	2023	$187	None	$187

Dimensional VA Global Moderate Allocation Portfolio	2025	$560	($372)	$188
	2024	$484	($332)	$152	*
	2023	$405	($287)	$118

Dimensional VA Equity Allocation Portfolio	2025	$575	($355)	$220
	2024	$434	($274)	$160
	2023	$296	($190)	$106

*		After waiver and recoupment of fees previously waived

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENTS

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the VIT Inflation-Protected Securities Portfolio, VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio (the “Fee Waiver Agreement”), the Advisor has agreed to waive certain fees and in certain instances

42

assume certain expenses of the Portfolios, as described below. The Fee Waiver Agreement will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to the Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio. With respect to the VA Equity Allocation Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset the Portfolio’s proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

VIT Inflation-Protected Securities Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Inflation-Protected Portfolio to 0.15% of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Inflation-Protected Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Inflation-Protected Portfolio is not obligated to reimburse the Advisor for fees waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

VA Global Moderate Allocation Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the “Short Term Series”) and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class shares of the VA Global Moderate Allocation Portfolio, on an annualized basis, to 0.28% of such class of the Portfolio’s average daily net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class shares of the VA Global Moderate Allocation Portfolio are less than the Expense Limitation Amount for the Institutional Class shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The VA Global Moderate Allocation Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

VA Equity Allocation Portfolio

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.27% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Short Term Series (the “Underlying Funds”). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of the Institutional Class of the VA Equity Allocation Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and the Short Term Series, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio to 0.37% of the average net assets of such class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the VA Equity Allocation Portfolio’s annualized Portfolio Expenses are less than the Portfolio’s Expense Limitation Amount, described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent

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that such recovery will not cause the annualized Portfolio Expenses of the Institutional Class of the Portfolio to exceed the Expense Limitation Amount. The VA Equity Allocation Portfolio is not obligated to reimburse the Advisor for fees previously waived and/or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.

VA U.S. Large Value Portfolio Jed S. Fogdall, John A. Hertzer and Allen Pu

VA U.S. Targeted Value Portfolio  Jed S. Fogdall, Joel P. Schneider and Marc C. Leblond

VA International Value Portfolio Jed S. Fogdall, Joel P. Schneider and

and VA International Small Portfolio Brendan J. McAndrews

VA Short-Term Fixed Portfolio  David A. Plecha, Joseph F. Kolerich and Ryan C. Haselton

VA Global Bond Portfolio David A. Plecha, Joseph F. Kolerich and Travis A. Meldau

VIT Inflation-Protected Securities Portfolio  David A. Plecha, Joseph F. Kolerich and Alan R. Hutchison

VA Global Moderate Allocation Portfolio Jed S. Fogdall, David A. Plecha, Joseph F. Kolerich, Allen Pu and Ashish P. Bhagwanjee

VA Equity Allocation Portfolio Jed S. Fogdall, Allen Pu and Ashish P. Bhagwanjee

Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

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David A. Plecha

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Joseph F. Kolerich

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Joel P. Schneider

• 43 U.S. registered mutual funds with $244,419 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 4 other accounts with $4,771 million in total assets under management.

Alan R. Hutchison

• 9 U.S. registered mutual funds with $16,903 million in total assets under management.

• 1 unregistered pooled investment vehicle with $4,848 million in total assets under management.

• 1 other accounts with $450 million in total assets under management.

Allen Pu

• 70 U.S. registered mutual funds with $338,223 million in total assets under management.

• 16 unregistered pooled investment vehicles with $29,175 million in total assets under management.

• 0 other accounts.

Ashish P. Bhagwanjee

• 25 U.S. registered mutual funds with $27,013 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 1,754 other accounts with $7,144 million in total assets under management.

Marc C. Leblond

• 14 U.S. registered mutual funds with $85,514 million in total assets under management.

• 3 unregistered pooled investment vehicles with $1,476 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 17 other accounts with $7,621 million in total assets under management.

Travis A. Meldau

• 16 U.S. registered mutual funds with $19,863 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 2 other accounts with $695 million in total assets under management.

Ryan C. Haselton	• 6 U.S. registered mutual funds with $29,006 million in total assets under management. • 0 unregistered pooled investment vehicles. • 0 other accounts.

John A. Hertzer

• 32 U.S. registered mutual funds with $217,244 million in total assets under management.

• 3 unregistered pooled investment vehicles with $7,191 million in total assets under management.

• 2 other accounts with $9,882 million in total assets under management.

Brendan J. McAndrews

• 21 U.S. registered mutual funds with $97,201 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 9 other accounts with $5,805 million in total assets under management, of which 2 accounts with $1,062 million in assets may be subject to a performance fee.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in

45

compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios and Underlying Funds, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an

46

incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

The portfolio managers and their immediate families did not own any shares of the Portfolios contained in this SAI as of October 31, 2025.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc. From September 18, 1995 until May 1, 2008, VA U.S. Large Value Portfolio was named the VA Large Value Portfolio. From inception until September 18, 1995, VA U.S. Large Value Portfolio was named DFA Global Value Portfolio and VA Global Bond Portfolio was named DFA Global Bond Portfolio. Prior to May 1, 2008, the VA U.S. Targeted Value Portfolio was named the VA Small Value Portfolio. Prior to February 28, 2020, the VA Global Moderate Allocation Portfolio was named the DFA VA Global Moderate Allocation Portfolio. The shares of each Portfolio, when issued and paid for in accordance with the Fund’s prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

Pursuant to an exemptive order from the SEC, shares of the Portfolios may be sold to registered separate accounts of various insurance companies offering variable annuity and variable life products. At present, the Board of Directors of the Fund does not foresee any disadvantage arising from the fact that each Portfolio may offer its shares to separate accounts of various insurance companies to serve as an investment vehicle for their variable separate accounts. However, a material conflict could arise between the interest of the different participating separate accounts. The Fund’s Board of Directors would monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to such conflicts of interest. If such conflicts were to occur, one or more insurance companies’ separate accounts might be required to withdraw its investments in one or more Portfolios, or shares of another Portfolio may be substituted by the Fund. As a result, a Portfolio might be forced to sell a portion of its securities at a disadvantageous price. In the event of such a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate account from the Portfolio if required by law, to resolve the matter.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia, DFAL and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios. The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolios, and their shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by the Portfolios unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

Because of current federal securities law requirements, the Fund expects that its life insurance company shareholders will offer their contract owners the opportunity to instruct them as to how Portfolio shares allocable to

47

their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. Generally, an insurance company will vote all Portfolio shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances described in the insurance company separate account prospectus, the insurance company may not vote in accordance with the contract owner’s instructions.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s by-laws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following person(s) beneficially owned 5% or more of the outstanding securities of each Portfolio, as set forth below:

DIMENSIONAL VA U.S. LARGE VALUE PORTFOLIO
Jefferson National Life Ins Co*	30.29%
C/O Ipo Portfolio Accounting
PO Box 182029
Columbus, OH 43218

JP Morgan Chase Bank Cust Fbo Intelligent Variable Annuity TIAA Cref Life Sep Va-1*	9.85%
4 New York Plaza 12 Fl
New York, NY 10004

Nationwide Life & Annuity Insurance Company Nwvl -G C/O Ipo Portfolio Accounting*	8.91%
PO Box 182029
Columbus, OH 43218

Transamerica Life Insurance Company*	8.07%
4333 Edgewood Rd Ne Ms 4410
Cedar Rapids, IA 52499

New York Life Insurance & Annuity Corporation*	5.91%
Attn Ashesh Upadhyay
51 Madison Ave
New York, NY 10010

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DIMENSIONAL VA U.S. TARGETED VALUE PORTFOLIO
Jefferson National Life Ins Co*	24.43%
C/O Ipo Portfolio Accounting
PO Box 182029
Columbus, OH 43218

Nationwide Life Insurance Company Nwpp C/O Ipo Portfolio Accounting*	12.73%
PO Box 182029
Columbus, OH 43218

JP Morgan Chase Bank Cust Fbo Intelligent Variable Annuity TIAA Cref Life Sep Va-1*	6.68%
4 New York Plaza 12 Fl
New York, NY 10004

Nationwide Life & Annuity Insurance Company Nwvl -G C/O Ipo Portfolio Accounting*	6.50%
PO Box 182029
Columbus, OH 43218

Zalico Hnw Ppvul Series Account-1 Zurich American Life Insurance Co*	5.83%
One Liberty Plz
New York, NY 10006

New York Life Insurance & Annuity Corporation*	5.34%
51 Madison Ave
New York, NY 10010

DIMENSIONAL VA INTERNATIONAL VALUE PORTFOLIO
Jefferson National Life Ins Co*	29.27%
C/O Ipo Portfolio Accounting
PO Box 182029
Columbus, OH 43218

JP Morgan Chase Bank Cust Fbo Intelligent Variable Annuity TIAA Cref Life Sep Va-1*	16.42%
4 New York Plaza 12 Fl
New York, NY 10004

Nationwide Life & Annuity Insurance Company Nwvl -G C/O Ipo Portfolio Accounting*	9.46%
PO Box 182029
Columbus, OH 43218

Nationwide Life Insurance Company Nwpp C/O Ipo Portfolio Accounting*	5.48%
PO Box 182029
Columbus, OH 43218

DIMENSIONAL VA INTERNATIONAL SMALL PORTFOLIO
Jefferson National Life Ins Co*	24.29%
C/O Ipo Portfolio Accounting
PO Box 182029
Columbus, OH 43218

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JP Morgan Chase Bank Cust Fbo Intelligent Variable Annuity TIAA Cref Life Sep Va-1*	13.02%
4 New York Plaza 12 Fl
New York, NY 10004

Nationwide Life & Annuity Insurance Company Nwvl -G C/O Ipo Portfolio Accounting*	11.39%
PO Box 182029
Columbus, OH 43218

Transamerica Life Insurance Company*	6.38%
4333 Edgewood Rd Ne Ms 4410
Cedar Rapids, IA 52499

DIMENSIONAL VA SHORT-TERM FIXED PORTFOLIO
Jefferson National Life Ins Co*	37.35%
C/O Ipo Portfolio Accounting
PO Box 182029
Columbus, OH 43218

JP Morgan Chase Bank Cust Fbo Intelligent Variable Annuity TIAA Cref Life Sep Va-1*	18.71%
4 New York Plaza 12 Fl
New York, NY 10004

Transamerica Life Insurance Company*	7.53%
4333 Edgewood Rd Ne Ms 4410
Cedar Rapids, IA 52499

Nationwide Life & Annuity Insurance Company Nwvl -G C/O Ipo Portfolio Accounting*	6.81%
PO Box 182029
Columbus, OH 43218

DIMENSIONAL VA GLOBAL BOND PORTFOLIO
Jefferson National Life Ins Co*	36.50%
C/O Ipo Portfolio Accounting
PO Box 182029
Columbus, OH 43218

JP Morgan Chase Bank Cust Fbo Intelligent Variable Annuity TIAA Cref Life Sep Va-1*	14.96%
4 New York Plaza 12 Fl
New York, NY 10004

Transamerica Life Insurance Company*	10.21%
4333 Edgewood Rd Ne Ms 4410
Cedar Rapids, IA 52499

DFA VA Global Moderate Allocation Portfolio*	9.48%
Attn Fund Finance
6300 Bee Cave Rd Bldg 1
Austin, TX 78746

50

Nationwide Life & Annuity Insurance Company Nwvl -G C/O Ipo Portfolio Accounting*	9.04%
PO Box 182029
Columbus, OH 43218

DIMENSIONAL VIT INFLATION-PROTECTED SECURITIES PORTFOLIO
Nationwide Life Insurance Company Nwpp C/O Ipo Portfolio Accounting*	29.23%
PO Box 182029
Columbus, OH 43218

Great West Life & Annuity Fbo Coli Vul 7*	22.07%
8515 E Orchard Rd #2T2
Greenwood Village, CO 80111

New York Life Insurance & Annuity Corporation*	20.97%
51 Madison Ave
New York, NY 10010

DIMENSIONAL VA GLOBAL MODERATE ALLOCATION PORTFOLIO
Jefferson National Life Ins Co*	38.45%
C/O Ipo Portfolio Accounting
PO Box 182029
Columbus, OH 43218

JP Morgan Chase Bank Cust Fbo Intelligent Variable Annuity TIAA Cref Life Sep Va-1*	19.99%
4 New York Plaza 12 Fl
New York, NY 10004

Nationwide Life & Annuity Insurance Company Nwvl -G C/O Ipo Portfolio Accounting*	6.45%
PO Box 182029
Columbus, OH 43218

Ameritas Life Insurance Corporation Separate Account Llva Attn Variable Processing*	5.91%
5900 O St
Lincoln, NE 68510

Separate Account A Of Pacific Life Insurance Company*	5.39%
Attn Variable Products & Fund
700 Newport Center Dr
Newport Beach, CA 92660

DIMENSIONAL VA EQUITY ALLOCATION PORTFOLIO
Jefferson National Life Ins Co*	53.98%
C/O Ipo Portfolio Accounting
PO Box 182029
Columbus, OH 43218

Jpmorgan Chase Bank Cust Fbo Intelligent Var Univ Life TIAA Cref Sep Ac Vli-1 Of TIAA Cre Life Ins*	13.60%
4 New York Plz Fl 12
New York, NY 10004

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Nationwide Life Insurance Company Nwva-15*	10.64%
PO Box 182029
Columbus, OH 43218

JP Morgan Chase Bank Cust Fbo Intelligent Variable Annuity TIAA Cref Life Sep Va-1*	6.51%
4 New York Plaza 12 Fl
New York, NY 10004

*   Owner of record only (omnibus).

PURCHASE AND REDEMPTION OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE AND REDEMPTION OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolios.

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

The Fund or its transfer agent may from time to time appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of the Portfolios will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of the Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Because shares of the Portfolio are sold only to separate accounts of insurance companies, the tax consequences described below generally are not applicable to an owner of a variable life or variable annuity contract.

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This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect. The VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio invest in Underlying Funds organized as corporations for federal income tax purposes. Unless otherwise indicated, the discussion below with respect to such Portfolios includes its pro rata share of the dividends and distributions paid by the Underlying Funds.

This discussion of “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” is not intended or written to be used as tax advice. The tax status of your investment in the Portfolio depends upon the features of your variable life or variable annuity contract. For further information, please refer to the prospectus of the insurance company separate account that offers your contract.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

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The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

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The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds corporate structures (VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio). Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Portfolio Distributions — Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. Government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see “Taxation of Portfolio Distributions – Dividends-received deduction for corporations” below). A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Portfolio in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Portfolio qualifies for this exemption, any shares attributable to an investment in the Portfolio made in connection with organization of the Portfolio is disregarded as long as the investment doesn’t exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g., insurance dedicated funds-of-funds). If the Portfolio fails to qualify for the exemption, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced

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rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions – Pass-through of foreign tax credits” below.

Special Rules Applicable to Variable Contracts

The Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the corresponding division of the insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes), the Portfolio intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a segregated asset account will be treated as being adequately diversified if the Asset Diversification Test is satisfied and no more than 55% of the value of the account’s total assets are cash and cash items (including receivables), government securities and securities of other RICs. The regulations also provide that the Portfolio’s shareholders are limited, generally, to life insurance company segregated asset accounts, general accounts of the same life insurance company, an investment advisor or affiliate in connection with the creation or management of the Portfolio or the trustee of a qualified pension plan. Failure of the Portfolio to satisfy the Section 817(h) requirements would result in taxation of and treatment of the contract holders investing in a corresponding insurance company division other than as described in the applicable prospectuses of the various insurance company segregated asset accounts.

Also, for a variable life or a variable annuity insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract holder should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract holder is considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract holder’s gross income with the variable contract being characterized as a mere “wrapper.” In light of the unique structure of the VA Global Moderate Allocation Portfolio, the Portfolio sought and received a private letter ruling from the IRS holding that the owner of the variable life or variable annuity contract will not be treated as the owner of the Portfolio’s shares based on the structure and intended operation of the Portfolio. However, it is possible that the Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of a segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account. If the contract owner is considered the owner of the segregated asset account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not

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known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued. If such pronouncements are issued, the Portfolio would seek to modify the structure of the Portfolio.

Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.

Taxation of Portfolio Distributions

The Portfolio anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid to shareholders.

Distributions of capital gains. A Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. A Portfolio investing in an Underlying Fund may also derive capital gains through its redemption of shares of an Underlying Fund (see “Taxation of the Portfolio ─Fund of funds corporate structures” above). Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held their shares in the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts.

Dividends-received deduction for corporations. Ordinary income dividends designated by the Portfolio as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Consent dividends. The Portfolio may utilize consent dividend provisions of Section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Portfolio to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Portfolio.

Pass-through of foreign tax credits. If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading

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“Taxation of the Portfolio ─Fund of funds corporate structures”, an Underlying Fund) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund). If this election is made, the Portfolio may report more taxable income to a shareholder than it actually distributes. The shareholder will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide shareholders with the information necessary to claim this deduction or credit on their personal income tax return if it makes this election. The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund). Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

Options, futures, forward contracts, swap agreements and hedging transactions. A portfolio’s transactions in derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. Shareholders should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to shareholders by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio(or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to shareholders.

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Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Boards of the Fund and DIG have delegated the authority to vote proxies for the portfolio securities held by the Portfolios and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolios and Underlying Funds, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolios and Underlying Funds in a manner that the Advisor determines is in the best interests of the Portfolios and Underlying Funds and which seeks to maximize the value of the Portfolios’ and Underlying Funds’ investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolios and Underlying Funds, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolios and Underlying Funds, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios and Underlying Funds. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Portfolio or Underlying Fund where the Advisor has agreed to assume the costs of the Portfolio’s or Underlying Fund’s voting expenses because, for such Portfolio or Underlying Fund, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio or Underlying Fund in the circumstances

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described in this paragraph, the Advisor will report annually on such determinations to the Board of the Fund and DIG, as applicable.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or Underlying Fund would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the Portfolio or Underlying Fund. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a Portfolio or Underlying Fund to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a Portfolio or Underlying Fund of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each Portfolio or Underlying Fund and country periodically, no less frequently than annually. In certain circumstances, for example, for a Portfolio or Underlying Fund with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for such Portfolio or Underlying Fund. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio or Underlying Fund, that the Portfolio’s or Underlying Fund’s vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than

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otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s or Underlying Fund’s investment and that it is in the Portfolio’s or Underlying Fund’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolios and Underlying Funds if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio or Underlying Fund; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the Portfolios and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor, the Boards of Directors of the Fund and DIG (the “Board”) have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolios and Underlying Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio or Underlying Fund, and (2) appropriately address the potential for material conflicts of interest.

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Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. Each Portfolio or Underlying Fund generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio or Underlying Fund. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Institutional Shareholder Services	Proxy voting services	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
Securities Finance Trust Company	Securities lending Agent	Daily
SS&C GIDS, Inc.	Transfer Agent	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. The Portfolios, the Advisor, or other parties do not receive any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, DIG, the Advisor or DFAS, on the other. In order to protect the interests of shareholders, the Portfolios and Underlying Funds, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making

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non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) a Portfolio or Underlying Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund and DIG; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio or Underlying Fund, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in a Portfolio, Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Portfolio.

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Nonexclusive examples of commentary and analysis include: (i) the allocation of a Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of a Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of a Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on a Portfolio’s website.

SECURITIES LENDING

The Board of the following Portfolios (collectively, the “Securities Lending Portfolios”) has approved their participation in a securities lending program. Under the securities lending program, Securities Finance Trust Company serves as the securities lending agent for those Securities Lending Portfolios for which State Street Bank and Trust Company acts as custodian. Under a separate securities lending program, Citibank, N.A. serves as the securities lending agent for those Securities Lending Portfolios for which it acts as custodian.

For the fiscal year ended October 31, 2025, the income earned by the Securities Lending Portfolios, as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agency/authorization agreement between the Portfolios and Securities Finance Trust Company, or Citibank, N.A. (each, a "Securities Lending Agent"), were as follows:

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Fees and/or compensation from securities lending activities and related services:
Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
Dimensional VA U.S. Large Value Portfolio	$332,176	$560	$3,732	–	–	$316,212	–	$320,504	$11,672
Dimensional VA U.S. Targeted Value Portfolio	$870,247	$3,953	$9,169	–	–	$778,472	–	$791,594	$78,653
Dimensional VA International Value Portfolio	$1,253,092	$18,940	$13,710	–	–	$1,002,649	–	$1,035,299	$217,793
Dimensional VA International Small Portfolio	$1,123,655	$32,836	$9,833	–	–	$703,402	–	$746,071	$377,584
Dimensional VA Short-Term Fixed Portfolio	$914	$1	$19	–	–	$867	–	$887	$27
Dimensional VA Global Bond Portfolio	$20,906	$223	$264	–	–	$17,858	–	$18,345	$2,561
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolios' annual financial statements due to timing differences, reconciliations and certain other adjustments.

For the fiscal year ended October 31, 2025, each Securities Lending Agent provided the following services for their respective Securities Lending Portfolios in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolios; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Portfolios; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolios at loan termination.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios’ annual financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

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An investor may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting
When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

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that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746
Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers one hundred and three series of shares. This Statement of Additional Information (“SAI”) relates to five series of the Fund (individually, a “Portfolio” and collectively, the “Portfolios”):

U.S. Social Core Equity 2 Portfolio Ticker: DFUEX	Emerging Markets Social Core Equity Portfolio Ticker: DFESX
International Social Core Equity Portfolio Ticker: DSCLX	Global Social Core Equity Portfolio Ticker: DGBEX
DFA Social Fixed Income Portfolio Ticker: DSFIX

This SAI is not a Prospectus but should be read in conjunction with the Prospectus of the Portfolios dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Portfolios’ Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS, POLICIES AND INVESTMENT PROCESS

The following information supplements the information set forth in the Prospectus of the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus. This SAI relates to the Institutional Class shares of the Portfolios.

Dimensional Fund Advisors LP (the "Advisor") serves as investment advisor to each Portfolio. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Each Portfolio is diversified under the federal securities laws and regulations.

The Global Social Core Equity Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing its assets in other mutual funds managed by the Advisor (the “Underlying Funds”), although it has the ability to invest directly in securities and derivatives. The Underlying Funds in which the Global Social Core Equity Portfolio may invest may include U.S. Social Core Equity 2 Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio, each a series of the Fund.

Each of the U.S. Social Core Equity 2 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio and Global Social Core Equity Portfolio (each an “Equity Portfolio” and collectively, the “Equity Portfolios”), and the DFA Social Fixed Income Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  The Global Social Core Equity Portfolio will look through the shares of its Underlying Funds for purposes of complying with its 80% policy. For purposes of each 80% policy, the value of the derivatives in which a Portfolio invests will be calculated in the same way that the values of derivatives are calculated when calculating a Portfolio’s net asset value. Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Portfolio’s net asset value. Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

Because the structure of the Equity Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, an Equity Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between investment companies and their affiliates might become applicable.

With respect to each Portfolio, the Advisor has adopted a process that monitors environmental, social, and governance news and large share price movements of eligible portfolio companies to identify issuers whose future financial data may be negatively impacted to a significant degree by environmental, social, or governance factors. The Advisor may use third party tools to assist in filtering news focused on environmental, social and governance issues. Companies that are identified through this process are escalated to the members of the Advisor’s portfolio management team for further evaluation. After review, if the portfolio management team determines that an issuer’s future financial data is likely to be significantly impacted, the issuer may be underweighted, temporarily excluded from further investment, or divested from an Equity Portfolio.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Portfolios and in the case of the Global Social Core Equity Portfolio, the Underlying Funds with respect to brokerage commissions. The Portfolios will incur brokerage costs when engaging in portfolio transactions for securities. However, the Portfolios will not incur any brokerage costs in connection with their purchase or redemption of shares of other investment companies managed by the Advisor.

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The following table reports brokerage commissions paid by the Portfolios during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023.

	FISCAL YEAR ENDED 2025	FISCAL YEAR ENDED 2024	FISCAL YEAR ENDED 2023
U.S. Social Core Equity 2 Portfolio	$48,250	$49,670	$41,820
International Social Core Equity Portfolio	$107,438	$106,194	$97,471
Emerging Markets Social Core Equity Portfolio	$252,178	$247,555	$338,535
Global Social Core Equity Portfolio	$10	$144	$27

The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by the Portfolios.

Portfolio transactions of each Portfolio will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for each Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invests. The Advisor also checks the rate of commission, if any, being paid by a Portfolio to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Portfolios that they sub-advise.

Subject to the duty to seek to obtain best price and execution, transactions of the Portfolios may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Equity Portfolios or Underlying Funds may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolios with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

The DFA Social Fixed Income Portfolio acquires and sells securities on a net basis with dealers which are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the DFA Social Fixed Income Portfolio effects transactions.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for each Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom

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securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to each Portfolio.

During the fiscal year ended October 31, 2025, the Portfolios and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any Portfolio's brokerage transactions to a broker because of research services provided.

The Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). The table below lists the regular brokers or dealers of each Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2025, as well as the value of such securities held by the Portfolio as of October 31, 2025.

Portfolio	Broker or Dealer	Value of Securities
U.S. Social Core Equity 2 Portfolio	Goldman Sachs Group, Inc.	$7,929,222
	Citigroup, Inc.	$5,209,093
	Jefferies Financial Group, Inc.	$1,286,358
	Virtu Financial, Inc.	$377,770

International Social Core Equity Portfolio	UBS Group AG	$5,464,981
	Deutsche Bank AG	$4,115,338
	Macquarie Group Ltd.	$1,345,940
	Canaccord Genuity Group, Inc.	$249,186

DFA Social Fixed Income Portfolio	Citigroup, Inc.	$1,920,534
	Societe Generale SA	$1,781,869
	JPMorgan Chase & Co.	$1,678,806
	Morgan Stanley	$564,053
	Barclays PLC	$499,952
	Nomura Holdings, Inc.	$368,574

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or

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selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others;

(7) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies); or

(8) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

The investment limitations set forth above only relate to the Portfolios. The Underlying Funds may have investment limitations that are more or less restrictive than those of the Global Social Core Equity Portfolio.

With respect to the investment limitation described in (1) above, a Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by a Portfolio. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person. Each Portfolio, except for the Emerging Markets Social Core Equity Portfolio, does not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. The Global Social Core Equity Portfolio does not intend to lend shares of the Underlying Funds. Investment limitation (2) above also does not, among other things, prevent the Portfolios from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

The investment limitations described in (5) and (7) above do not prohibit the Global Social Core Equity Portfolio from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds. In applying the investment limitations described in (5) and (7) above, the Global Social Core Equity Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.

In applying the investment limitation described in (7) above, for the DFA Social Fixed Income Portfolio, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.” However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the DFA Social Fixed Income Portfolio’s net assets will be invested in securities issued by any one foreign government or supranational organization. In applying the investment limitations described in (5) and (7) above, each Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

With respect to the investment limitation described in (8) above, the Portfolios will not issue senior securities, except that a Portfolio may borrow money as described above. A Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets.  Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

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Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. For these purposes, the DFA Social Fixed Income Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), subject to the requirements regarding credit ratings stated in the Prospectus under “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE AND POLICIES.” Although the commercial paper securities are not registered, they will not be subject to the 15% limitation on holdings of illiquid investments. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Pursuant to Rule 144A under the 1933 Act, the International Social Core Equity Portfolio, Global Social Core Equity Portfolio and the DFA Social Fixed Income Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Except with respect to a Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to a Portfolio’s investments apply only at the time that a transaction is undertaken.

Notwithstanding any of the above investment limitations, the Emerging Markets Social Core Equity Portfolio may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors or whose use is otherwise considered by the Portfolio to be advisable. The Portfolio would “look through” any such vehicle or subsidiary to determine compliance with its investment restrictions.

FUTURES CONTRACTS

Each Portfolio may purchase or sell futures contracts and options on futures contracts for securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. The DFA Social Fixed Income Portfolio may also purchase or sell futures contracts and options on futures contracts to hedge its interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio.

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Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio.

FOREIGN CURRENCY TRANSACTIONS

The International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio and Global Social Core Equity Portfolio (each an “International Portfolio” and collectively, the “International Portfolios”) and the DFA Social Fixed Income Portfolio may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  Each International Portfolio and the DFA Social Fixed Income Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

An International Portfolio may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, an International Portfolio may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The DFA Social Fixed Income Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. The DFA Social Fixed Income Portfolio may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires. The DFA Social Fixed Income Portfolio typically hedges its foreign currency exposure.

At the maturity of a forward currency contract, the Portfolio may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

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Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Portfolio. To the extent a Portfolio engages in forward currency contracts to generate current income, the International Portfolio and the DFA Social Fixed Income Portfolio will be subject to these risks which the International Portfolio and the DFA Social Fixed Income Portfolio might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit a Portfolio if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

SWAPS

The DFA Social Fixed Income Portfolio also may enter into credit default swap agreements on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

The DFA Social Fixed Income Portfolio may enter into a credit default swap on a single security or instrument (sometimes referred to as a “CDS” transaction) or on a basket or index of securities (sometimes referred to as a “CDX” transaction). The “buyer” in a credit default contract typically is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or the seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

The Equity Portfolios also may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. The Equity Portfolios may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Equity Portfolios may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay an Equity Portfolio an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the

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issuer by the Equity Portfolios. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides an Equity Portfolio with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Equity Portfolio in connection with its investments in these instruments.

The swaps in which the Portfolios invest involve greater risks than if the Portfolios had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk, credit risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of a Portfolio and the investment performance of the Portfolio may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. A Portfolio’s ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to a Portfolio. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Portfolios may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to a Portfolio, or the Portfolio may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. With respect to credit default swaps, a buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the DFA Social Fixed Income Portfolio. When the DFA Social Fixed Income Portfolio acts as a seller of a credit default swap, the Portfolio is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of a Portfolio’s swaps transactions in accordance with the Fund's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, a Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by a Portfolio of

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the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider a Portfolio’s obligations under swap contracts senior securities and, accordingly, the Portfolios will not treat them as being subject to a Portfolio’s borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that a Portfolio cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to a Portfolio, may increase the cost of the Portfolio’s investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

PARTICIPATORY NOTES

The Emerging Markets Social Core Equity Portfolio and Global Social Core Equity Portfolio may invest in equity access products and instruments that have economic characteristics similar to equity securities, such as participation notes (also known as participatory notes) or other structured instruments that may be developed from time to time (collectively, “structured instruments”).

Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity security, basket of securities, or market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of a Portfolio’s fundamental industry concentration policy, the Portfolio applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of a structured instrument.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying equity security, basket of securities, or market may be entitled to receive dividends paid in

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connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate.

Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing a Portfolio’s turnover rate, transaction costs and tax liability. Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose a Portfolio to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Portfolio to counterparty risk (and this risk may be amplified if a Portfolio purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio, the Portfolio may incur additional compliance and other expenses.

FOREIGN ISSUERS

The International Portfolios and the DFA Social Fixed Income Portfolio may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of a Portfolio to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other

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amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A Portfolio may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that a Portfolio invests a significant portion of its assets in a specific geographic region or country, a Portfolio will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. A Portfolio, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit a Portfolio's investment opportunities, impairing the Portfolio's ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities; or (ii) other limitations on a Portfolio's ability to invest or hold such securities.

Emerging markets

Emerging Markets Social Core Equity Portfolio and Global Social Core Equity Portfolio may invest in securities from issuers located in emerging markets. Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems which may limit the rights and remedies available to a Portfolio against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Advisor’s ability to evaluate issuers.

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In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Portfolio could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce a Portfolio's income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Portfolio's securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to a Portfolio's shareholders.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and

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Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

Investments in Stock Connect. Emerging Markets Social Core Equity Portfolio and Global Social Core Equity Portfolio may invest in China A-shares through Stock Connect. Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a Portfolio. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a Portfolio's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a Portfolio's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. Beginning December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a Portfolio's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a Portfolio is unable to add to or exit its position, which could adversely affect a Portfolio's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a Portfolio's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the

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rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Investments in Variable Interest Entities (“VIEs”). Emerging Markets Social Core Equity Portfolio and Global Social Core Equity Portfolio may have investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as VIEs, that operate in sectors in which China restricts and/or prohibits foreign investments. These investments may present additional risks. In a VIE structure, foreign investors, such as a Portfolio, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. Effective March 31, 2023, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either.

It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a Portfolio's returns and net asset value.

In addition, foreign companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board or the U.S. government, which could significantly decrease the liquidity and value of such investments.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including

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weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios and Underlying Funds that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of a Portfolio’s or Underlying Fund's investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of a Portfolio’s or Underlying Fund's investments.

CASH MANAGEMENT PRACTICES

Each Portfolio and Underlying Fund engages in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions, or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, a Portfolio or Underlying Fund may make cash investments for temporary defensive purposes during periods in which market, economic, or political conditions warrant. In addition, each Portfolio and Underlying Fund may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

Each Equity Portfolio and Underlying Fund may invest cash in short-term repurchase agreements. Each Equity Portfolio and Underlying Fund may also invest a portion of its assets in fixed income securities, such as

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money market instruments, freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market mutual funds, index futures contracts, and options thereon.

The DFA Social Fixed Income Portfolio may invest cash in the following permissible investments: short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; debt; freely convertible currencies; and shares of affiliated and unaffiliated registered and unregistered money market funds. With respect to fixed income instruments, except in connection with corporate actions, the DFA Social Fixed Income Portfolio will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

Investments in money market mutual funds may involve a duplication of certain fees and expenses. The securities purchased by money market mutual funds, which the Portfolios may invest in for cash management, are not subject to the social issue screens described in the Portfolios’ Prospectus.

REFLOW REDEMPTION SERVICE

A Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. A Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios' Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolios' activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolios and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Portfolio to maintain cash reserves, reduce Portfolio transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that a Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions

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designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

Each Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, each Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  Each Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time a Portfolio enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a Portfolio committed to pay or receive for the security.  A Portfolio will lose money if the value of a purchased security falls below the purchase price and a Portfolio will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

COVERED BONDS

The DFA Social Fixed Income Portfolio may invest in covered bonds, which are debt securities issued by banks or other financial institutions that provide recourse to both the issuing financial institution and a segregated pool of financial assets (a “cover pool”). The cover pool, which is intended to pay covered bond holders principal and interest when due, is typically comprised of mortgage loans or loans to public sector institutions. In the event of a default, if the cover pool assets are insufficient to satisfy the amounts owed in respect of the bonds, bondholders also have a senior, unsecured claim against the issuer of the covered bond. Market practices surrounding the maintenance of a cover pool, including custody arrangements, vary based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may provide fewer protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by similar factors as other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuer is

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downgraded or the quality of the assets in the cover pool declines. The assets that comprise a cover pool are not subject to the social issue screens described in the Portfolio’s Prospectus.

TBA SECURITIES

The DFA Social Fixed Income Portfolio may also engage in purchases or sales of “to be announced” or “TBA” securities. TBA securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for an approximate principal amount, with settlement on a scheduled future date beyond the typical settlement period for most other securities. A TBA transaction typically does not designate the actual security to be delivered. The DFA Social Fixed Income Portfolio may use TBA trades for investment purposes in order to gain exposure to certain securities, or for hedging purposes. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward commitment transactions.

EXCHANGE TRADED FUNDS

Each Equity Portfolio and Underlying Fund may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Equity Portfolios and Underlying Funds invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. Each Equity Portfolio and Underlying Fund also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When a Portfolio or Underlying Fund invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses. ETFs in which a Portfolio or Underlying Fund invests are not subject to, though they may incorporate, the Portfolio’s social criteria.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Equity Portfolios with the expectation that they will be held for longer than one year. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the "Board") is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to

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the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the

19

Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service

20

providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of

21

the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

22

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

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Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

25

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

26

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

* As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

27

Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

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Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

29

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

30

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

31

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

32

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

33

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

34

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

35

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios. The services provided by State Street are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Portfolios (except with respect to the Global Social Core Equity Portfolio’s investments in the Underlying Funds) pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio's pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolios.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, serves as the custodian for each International Portfolio (other than Global Social Core Equity Portfolio) and the DFA Social Fixed Income Portfolio.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the U.S. Social Core Equity 2 Portfolio and Global Social Core Equity Portfolio.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

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Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios. Pursuant to an Investment Management Agreement with each Portfolio, the Advisor is responsible for the management of their respective assets.

Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the International Portfolios and the DFA Social Fixed Income Portfolio (each a "DFA Australia Sub-Advised Fund"). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on securities of international companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the International Portfolios and the DFA Social Fixed Income Portfolio (each a "DFAL Sub-Advised Fund"). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on securities of United Kingdom and European market companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA

38

Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to

39

Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios’ prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to each Portfolio (excluding the Global Social Core Equity Portfolio), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (excluding the Global Social Core Equity Portfolio). The Advisor is not paid a fee for the services it provides as investment advisor to the Global Social Core Equity Portfolio. As a shareholder of the Underlying Funds, the Global Social Core Equity Portfolio pays its proportionate share of the management fees paid to the Advisor by the Underlying Funds.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios paid management fees to the Advisor as set forth in the following table.

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Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

U.S. Social Core Equity 2 Portfolio	2025	$3,587	None	$3,587
	2024	$3,221	None	$3,221
	2023	$2,701	None	$2,701

International Social Core Equity Portfolio	2025	$3,641	None	$3,641
	2024	$3,220	None	$3,220
	2023	$2,916	None	$2,916

DFA Social Fixed Income Portfolio	2025	$1,162	None	$1,162
	2024	$1,047	None	$1,047
	2023	$922	None	$922

Emerging Markets Social Core Equity Portfolio	2025	$5,885	None	$5,885
	2024	$5,491	None	$5,491
	2023	$5,114	None	$5,114

Global Social Core Equity Portfolio	2025	$0	$13	$13	*
	2024	$0	$2	$2	*
	2023	$0	$11	$11	*

*		After waiver and recoupment of fees previously waived

FEE WAIVER AND/OR EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, including management fees, and in certain instances, assume certain expenses of the Portfolios, as described below. The Fee Waiver Agreement for the Portfolios described below will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio. The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

U.S. Social Core Equity 2 Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the U.S. Social Core Equity 2 Portfolio’s ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) of the Institutional Class of the U.S. Social Core Equity 2 Portfolio so that such Portfolio Expenses, on an annualized basis, do not exceed 0.60% for the Institutional Class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the U.S. Social Core Equity 2 Portfolio are less than the Expense Limitation Amount of such class of the Portfolio, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

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International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
DFA Social Fixed Income Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the Portfolios listed below (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio listed below, on an annualized basis, to the rates listed below as a percentage of the Institutional Class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover for any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below.

Portfolio	Expense Limitation Amount
International Social Core Equity Portfolio	0.38%
Emerging Markets Social Core Equity Portfolio	0.57%
DFA Social Fixed Income Portfolio	0.27%

Global Social Core Equity Portfolio

The Advisor has contractually agreed to assume all or a portion of the ordinary other expenses of the Institutional Class of the Global Social Core Equity Portfolio to the extent necessary to limit the ordinary operating expenses of the Institutional Class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and unaffiliated money market funds) (“Portfolio Expenses”) to 0.34% of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). The maximum amount assumed under this assumption agreement is the full amount of the ordinary other expenses incurred directly by the Global Social Core Equity Portfolio and, accordingly, it is possible for the net Portfolio Expenses of the Portfolio to exceed the Expense Limitation Amount under certain circumstances. At any time that the Portfolio Expenses of the Institutional Class of the Global Social Core Equity Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.

Jed S. Fogdall, John A. Hertzer and Allen Pu	U.S. Social Core Equity 2 Portfolio
Jed S. Fogdall, Mary T. Phillips, Allen Pu and William B. Collins-Dean	International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio
Jed S. Fogdall, Allen Pu and Ashish Bhagwanjee	Global Social Core Equity Portfolio
David A. Plecha, Joseph F. Kolerich and Lacey N. Huebel	DFA Social Fixed Income Portfolio

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Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

Allen Pu

• 70 U.S. registered mutual funds with $338,223 million in total assets under management.

• 16 unregistered pooled investment vehicles with $29,175 million in total assets under management.

• 0 other accounts.

David A. Plecha

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Joseph F. Kolerich

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Mary T. Phillips

• 48 U.S. registered mutual funds with $176,724 million in total assets under management.

• 8 unregistered pooled investment vehicles with $13,931 million in total assets under management.

• 0 other accounts.

William B. Collins-Dean

• 25 U.S. registered mutual funds with $133,778 million in total assets under management.

• 7 unregistered pooled investment vehicles with $12,278 million in total assets under management.

• 7 other accounts with $3,371 million in total assets under management.

Lacey N. Huebel

• 6 U.S. registered mutual funds with $14,330 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 3 other accounts with $1,231 million in total assets under management.

Ashish P. Bhagwanjee

• 25 U.S. registered mutual funds with $27,013 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 1,754 other accounts with $7,144 million in total assets under management.

John A. Hertzer

• 32 U.S. registered mutual funds with $217,244 million in total assets under management.

• 3 unregistered pooled investment vehicles with $7,191 million in total assets under management.

• 2 other accounts with $9,882 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the

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quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios and Underlying Funds, along with other investment companies within the Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

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• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
U.S. Social Core Equity 2 Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
International Social Core Equity Portfolio	Jed S. Fogdall Allen Pu Mary T. Phillips William B. Collins-Dean	None None None None
Emerging Markets Social Core Equity Portfolio	Jed S. Fogdall Allen Pu Mary T. Phillips William B. Collins-Dean	None None None None
Global Social Core Equity Portfolio	Jed S. Fogdall Allen Pu Ashish Bhagwanjee	None None None
DFA Social Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich Lacey N. Huebel	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc. Until May 29, 2007, the Emerging Markets Social Core Equity Portfolio was named Emerging Markets Social Core Portfolio.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia, DFAL and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios. The Code of Ethics is designed to ensure

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that access persons act in the interest of the Portfolios, and their shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by the Portfolios unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class, only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following persons beneficially owned 5% or more of the outstanding securities of each Portfolio, as set forth below:

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	47.62%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	18.74%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

TIAA Trust Na As Cust Ttee Of Retirement Plans Recordkept By TIAA*	6.99%
Attn Fund Operations
8500 Andrew Carnegie Blvd
Charlotte, NC 28262

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INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	33.79%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	15.54%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Capinco Fbo US Bank Customer*	8.56%
Attn Mutual Fund Trading
PO Box 1787
Milwaukee, WI 53201

DFA SOCIAL FIXED INCOME PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	38.36%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	22.86%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

TIAA Trust Na As Cust Ttee Of Retirement Plans Recordkept By TIAA*	13.12%
Attn Fund Operations
8500 Andrew Carnegie Blvd
Charlotte, NC 28262

Mid Atlantic Trust Co Fbo Various Accounts*	7.03%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	30.72%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	16.38%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Capinco Fbo Us Bank Customer*	6.77%
Attn Mutual Fund Trading
PO Box 1787
Milwaukee, WI 53201

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Sei Private Trust Co Cust C O TIAA Swp Id 765-Cash/Cash*	5.11%
1 Freedom Valley Dr
Oaks, PA 19456

GLOBAL SOCIAL CORE EQUITY PORTFOLIO
National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	48.45%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	21.54%
101 Montgomery St
San Francisco, CA 94104

Mitra & Co Fbo Ng Catholic Mutual Relief Soc Retirement Plan & Trust	8.18%
C O Reliance Trust Company
4900 W Brown Deer Rd
Milwaukee, WI 53223

Mitra & Co Fbo Ng Catholic Mutual Relief Society Of America	8.03%
C O Reliance Trust Company
4900 W Brown Deer Rd
Milwaukee, WI 53223

Mitra & Co Fbo Ng Catholic Relief Insurance Company Of America	6.58%
C O Reliance Trust Company
4900 W Brown Deer Rd
Milwaukee, WI 53223

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of a Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order

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when the sub-transfer agent receives the order. Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of any Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of a Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The Global Social Core Equity Portfolio invests in Underlying Funds organized as corporations for federal income tax purposes. Unless otherwise indicated, the discussion below with respect to the Global Social Core Equity Portfolio includes its pro rata share of the dividends and distributions paid by such Underlying Funds.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or

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“portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such

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savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to

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any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds corporate structures. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by a Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by a Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Portfolio Distributions — Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. Government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see “Taxation of Portfolio Distributions – Dividends-received deduction for corporations” below). A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not

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known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions—Pass-through of foreign tax credits” below.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. A Portfolio investing in an Underlying Fund may also derive capital gains through its redemption of shares of an Underlying Fund (see “Taxation of the Portfolio ─Fund of funds corporate structures” above).Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”)(see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. Because the income of the DFA Social Fixed Income Portfolio is derived primarily from interest on debt securities, none or only a small amount of the DFA Social Fixed Income Portfolio’s dividends will be qualified dividend income. Income dividends from interest earned by the DFA Social Fixed Income Portfolio on debt securities will continue to be taxed at the higher ordinary income tax rate.

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Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment. Because the income of the DFA Social Fixed Income Portfolio is derived primarily from interest on debt securities, none or only a small amount of their distributions are expected to qualify for the corporate dividends-received deduction.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund of funds corporate structures”, an Underlying Fund) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund). If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund). Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. To the extent an Underlying Fund organized as a corporation invests in U.S. Government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal

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to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

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• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction

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with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap,

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basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or Underlying Fund) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in

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which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In

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contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate

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information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

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Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

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The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

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PROXY VOTING POLICIES

The Board of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolios, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolios in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolios, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Portfolio where the Advisor has agreed to assume the costs of the Portfolio’s voting expenses because, for such Portfolio, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of the Fund.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

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The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of a Portfolio. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a Portfolio of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each Portfolio and country periodically, no less frequently than annually. In certain circumstances, for example, for a Portfolio with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for such Portfolio. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that the Portfolio’s vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor considers social issues when voting proxies for portfolios that incorporate social considerations in their design and considers environmental issues when voting proxies for portfolios that incorporate sustainability considerations in their design, as further described in the Voting Guidelines. The Advisor may also take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design if the Advisor believes that doing so is in the best interest of the

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portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how a Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

From time to time, the Advisor and/or a Portfolio may provide a list of securities that the Portfolio would expect to distribute in-kind upon a request by a shareholder to redeem shares in-kind (the “Redemption Basket”) on the Advisor’s public website. Any such Redemption Basket may be posted daily on its public website as disclosed in the prospectus of the Portfolio.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the

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Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Cambridge Associates	Monitoring investor exposure and investment strategy	Monthly
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Crewcial Partners	Monitoring investor exposure and investment strategy	Monthly
Institutional Shareholder Services	Proxy voting services	Daily
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Meketa Investment Group	Monitoring investor exposure and investment strategy	Monthly
Mercer Investment Consulting, Inc.	Monitoring investor exposure and investment strategy	Monthly
MSCI ESG Research	Social screen provider	Quarterly
NEPC	Monitoring investor exposure and investment strategy	Monthly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request

R.V. Kuhns & Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly

Securities Finance Trust Company	Securities Lending Agent	Daily
SS&C GIDS, Inc.	Transfer Agent	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily
TIAA Kaspick	Monitoring investor exposure and investment strategy	Upon Request

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. None of the Portfolios, the Advisor, or any other party receives any compensation in connection with these arrangements.

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The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and each Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) a Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of

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the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of a Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of a Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of a Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on a Portfolio’s website.

SECURITIES LENDING

The Board of the following Portfolios (collectively, the “Securities Lending Portfolios”) has approved their participation in a securities lending program. Under the securities lending program, Securities Finance Trust Company serves as the securities lending agent for those Securities Lending Portfolios for which State Street Bank and Trust Company acts as custodian. Under a separate securities lending program, Citibank, N.A. serves as the securities lending agent for those Securities Lending Portfolios for which it acts as custodian.

For the fiscal year ended October 31, 2025, the income earned by the Securities Lending Portfolios, as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agency/authorization agreement between the Portfolios and Securities Finance Trust Company, or Citibank, N.A. (each, a "Securities Lending Agent"), were as follows:

Fees and/or compensation from securities lending activities and related services:
Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
U.S. Social Core Equity 2 Portfolio	$1,170,570	$3,159	$12,796	–	–	$1,093,879	–	$1,109,834	$60,736
International Social Core Equity Portfolio	$3,896,734	$78,521	$38,789	–	–	$2,876,419	–	$2,993,729	$903,005
DFA Social Fixed Income Portfolio	$631,758	$5,751	$7,094	–	–	$552,765	–	$565,610	$66,148
Emerging Markets Social Core Equity Portfolio	$4,065,512	$348,997	$7,865	–	–	$567,695	–	$924,557	$3,140,955
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolios' annual financial statements due to timing differences, reconciliations and certain other adjustments.

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For the fiscal year ended October 31, 2025, each Securities Lending Agent provided the following services for their respective Securities Lending Portfolios in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolios; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Portfolios; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolios at loan termination.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios’ annual financial statements. The audited financial statements and financial highlights of the Portfolios for their fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

An investor may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Social Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account.

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets for the funds and accounts that incorporate sustainability considerations in their investment guidelines or have made an affirmative election or provided instruction that Dimensional should prioritize such considerations as part of voting (the “Social-Voting Funds and Accounts”).

Global Evaluation Framework - Social

Dimensional’s Global Evaluation Framework – Social sets out Dimensional’s general expectations for all portfolio companies in Social-Voting Funds and Accounts. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process2;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

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Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.
Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the

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portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Social-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing considerations, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters:

• Climate-related risks and greenhouse gas emissions

• Environmental impact

• Climate-related lobbying activities

• Financing of fossil fuel activities

• Workforce gender diversity

• Human rights risk

• Factory Farming

• Sale and distribution of tobacco products

In addition, and subject to the foregoing, Dimensional will typically not support on behalf of Social-Voting Funds or Accounts proposals favoring access to abortion.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

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Dimensional evaluates shareholder proposals on environmental or social issues by paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio

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companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standard Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout the business and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

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Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

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Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

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To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

• Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

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Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

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Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Social-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing consideration, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters: Climate-related risks and greenhouse gas emissions

• Environmental impact

• Climate-related lobbying activities

• Financing of fossil fuel activities

• Workforce gender diversity

• Human rights risk

• Factory Farming

• Sale and distribution of tobacco products

In addition, and subject to the foregoing, Dimensional will typically not support on behalf of Social-Voting Funds or Accounts proposals favoring access to abortion.

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances,

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Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulations 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

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Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

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Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

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When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with

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customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

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Dimensional expects portfolio companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746
Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers one-hundred and three series of shares. This Statement of Additional Information (“SAI”) relates to six series of the Fund (individually, a “Portfolio” and collectively, the “Portfolios”):

U.S. Sustainability Core 1 Portfolio Ticker: DFSIX	U.S. Sustainability Targeted Value Portfolio Ticker: DAABX
International Sustainability Core 1 Portfolio Ticker: DFSPX	Emerging Markets Sustainability Core 1 Portfolio Ticker: DESIX

Dimensional World ex U.S. Sustainability Targeted Value Portfolio Ticker: DADIX	DFA Global Sustainability Fixed Income Portfolio Ticker: DGSFX

This SAI is not a Prospectus but should be read in conjunction with the Prospectus of the Portfolios, dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Portfolios’ Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS, POLICIES AND INVESTMENT PROCESS

The following information supplements the information set forth in the Prospectus of the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus. This SAI relates to the Institutional Class shares of the Portfolios.

Dimensional Fund Advisors LP (the "Advisor") serves as investment advisor to each Portfolio. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Each Portfolio is diversified under the federal securities laws and regulations.

Each of the Portfolios, except Dimensional World ex U.S. Sustainability Targeted Value Portfolio, has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  For purposes of each 80% policy, the value of the derivatives in which a Portfolio invests will be calculated in the same way that the values of derivatives are calculated when calculating a Portfolio’s net asset value. Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Portfolio’s net asset value. Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change, and will change the name of the Portfolio.  For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

The U.S. Sustainability Core 1 Portfolio, U.S. Sustainability Targeted Value Portfolio, International Sustainability Core 1 Portfolio, Emerging Markets Sustainability Core 1 Portfolio and Dimensional World ex U.S. Sustainability Targeted Value Portfolio are each referred to herein as an "Equity Portfolio" and collectively as the "Equity Portfolios."

Because the structure of the Equity Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, an Equity Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between investment companies and their affiliates might become applicable.

With respect to each Portfolio, the Advisor has adopted a process that monitors environmental, social, and governance news and large share price movements of eligible portfolio companies to identify issuers whose future financial data may be negatively impacted to a significant degree by environmental, social, or governance factors. The Advisor may use third party tools to assist in filtering news focused on environmental, social and governance issues. Companies that are identified through this process are escalated to the members of the Advisor’s portfolio management team for further evaluation. After review, if the portfolio management team determines that an issuer’s future financial data is likely to be significantly impacted, the issuer may be underweighted, temporarily excluded from further investment, or divested from an Equity Portfolio.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Portfolios with respect to brokerage commissions. The Portfolios will incur brokerage costs when engaging in portfolio transactions for securities. However, the Portfolios will not incur any brokerage costs in connection with their purchase or redemption of shares of other investment companies managed by the Advisor.

The following table reports brokerage commissions paid by the Portfolios during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023.

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	FISCAL YEAR ENDED 2025	FISCAL YEAR ENDED 2024	FISCAL YEAR ENDED 2023
U.S. Sustainability Core 1 Portfolio	$191,866	$90,740	$82,616
U.S. Sustainability Targeted Value Portfolio	$45,595	$45,144	$47,054
International Sustainability Core 1 Portfolio	$217,537	$244,096	$194,558
Emerging Markets Sustainability Core 1 Portfolio	$120,119	$133,207	$160,932
Dimensional World ex U.S. Sustainability Targeted Value Portfolio*	$38,500	N/A	N/A

 * The Portfolio commenced operations on May 6, 2025.

The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year resulted primarily from asset changes that required increases or decreases in the amount of securities that were bought and sold by the Portfolios.

Portfolio transactions of each Portfolio will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for each Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invests. The Advisor also checks the rate of commission, if any, being paid by a Portfolio to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Portfolios that they sub-advise.

Subject to the duty to seek to obtain best price and execution, transactions of the Portfolios may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Equity Portfolios may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolios with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

The DFA Global Sustainability Fixed Income Portfolio acquires and sells securities on a net basis with dealers which are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the DFA Global Sustainability Fixed Income Portfolio effects transactions.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for each Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom

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securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolios.

During the fiscal year ended October 31, 2025, the Portfolios and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any Portfolio's brokerage transactions to a broker because of research services provided.

The Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). The table below lists the regular brokers or dealers of each Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2025, as well as the value of such securities held by the Portfolio as of October 31, 2025.

Portfolio	Broker or Dealer	Value of Securities
U.S. Sustainability Core 1 Portfolio	Goldman Sachs Group, Inc.	$45,349,306
	Bank of America Corp.	$37,748,581
	Citigroup, Inc.	$20,175,746
	Jefferies Financial Group, Inc.	$3,152,683
	Virtu Financial, Inc.	$1,230,688

U.S. Sustainability Targeted Value Portfolio	Jefferies Financial Group, Inc.	$887,702

International Sustainability Core 1 Portfolio	UBS Group AG	$13,012,450
	Deutsche Bank AG	$6,733,877
	Macquarie Group Ltd.	$4,960,149
	Canaccord Genuity Group, Inc.	$281,299

DFA Global Sustainability Fixed Income Portfolio	Citigroup, Inc.	$5,411,411
	JPMorgan Chase & Co.	$3,462,538
	Barclays PLC	$2,086,300
	UBS Group AG	$2,028,838
	Goldman Sachs Group, Inc.	$1,102,214

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

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(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others;

(7) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies); or

(8) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

With respect to the investment limitation described in (1) above, a Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by a Portfolio. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person. Each Portfolio does not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. Investment limitation (2) above also does not, among other things, prevent the Portfolios from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

In applying the investment limitation described in (7) above, for the DFA Global Sustainability Fixed Income Portfolio, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.” However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the DFA Global Sustainability Fixed Income Portfolio’s net assets will be invested in securities issued by any one foreign government or supranational organization. In applying the investment limitations described in (5) and (7) above, each Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

With respect to the investment limitation described in (8) above, the Portfolios will not issue senior securities, except that a Portfolio may borrow money as described above. A Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets.  Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. For these purposes, the DFA Global Sustainability Fixed Income Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), subject to the requirements regarding credit ratings stated in the Prospectus under “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE AND POLICIES.” Although the

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commercial paper securities are not registered, they will not be subject to the 15% limitation on holdings of illiquid investments. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Pursuant to Rule 144A under the 1933 Act, the U.S. Sustainability Targeted Value Portfolio, Emerging Markets Sustainability Core 1 Portfolio, Dimensional World ex U.S. Sustainability Targeted Value Portfolio and the DFA Global Sustainability Fixed Income Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Except with respect to a Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to a Portfolio’s investments apply only at the time that a transaction is undertaken.

Notwithstanding any of the above investment limitations, each of the Emerging Markets Sustainability Core 1 Portfolio and Dimensional World ex U.S. Sustainability Targeted Value Portfolio may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors or whose use is otherwise considered by the Portfolio to be advisable. A Portfolio would “look through” any such vehicle or subsidiary to determine compliance with its investment restrictions.

FUTURES CONTRACTS

Each Portfolio may purchase or sell futures contracts and options on futures contracts for securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. The DFA Global Sustainability Fixed Income Portfolio may also purchase or sell futures contracts and options on futures contracts to hedge its interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio expects to earn income on its margin deposits.

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At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio.

FOREIGN CURRENCY TRANSACTIONS

The International Sustainability Core 1 Portfolio, Emerging Markets Sustainability Core 1 Portfolio and Dimensional World ex U.S. Sustainability Targeted Value Portfolio (each an “International Portfolio” and collectively, the “International Portfolios”) and the DFA Global Sustainability Fixed Income Portfolio may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.   Each International Portfolio and the DFA Global Sustainability Fixed Income Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

An International Portfolio may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, an International Portfolio may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The DFA Global Sustainability Fixed Income Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. The DFA Global Sustainability Fixed Income Portfolio may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires. The DFA Global Sustainability Fixed Income Portfolio typically hedges its foreign currency exposure.

At the maturity of a forward currency contract, the Portfolio may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

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Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Portfolio. To the extent a Portfolio engages in forward currency contracts to generate current income, the International Portfolio and the DFA Global Sustainability Fixed Income Portfolio will be subject to these risks which the International Portfolio and the DFA Global Sustainability Fixed Income Portfolio might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit a Portfolio if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

SWAPS

The DFA Global Sustainability Fixed Income Portfolio also may enter into credit default swap agreements on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

The DFA Global Sustainability Fixed Income Portfolio may enter into a credit default swap on a single security or instrument (sometimes referred to as a “CDS” transaction) or on a basket or index of securities (sometimes referred to as a “CDX” transaction). The “buyer” in a credit default contract typically is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or the seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

The Equity Portfolios also may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. The Equity Portfolios may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Equity Portfolios may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay an Equity Portfolio an amount equal to the performance of the underlying

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equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Equity Portfolios. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides an Equity Portfolio with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Equity Portfolio in connection with its investments in these instruments.

The swaps in which the Portfolios invest involve greater risks than if the Portfolios had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk, credit risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of a Portfolio and the investment performance of the Portfolio may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. A Portfolio’s ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to a Portfolio. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Portfolios may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to a Portfolio, or the Portfolio may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. With respect to credit default swaps, a buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the DFA Global Sustainability Fixed Income Portfolio. When the DFA Global Sustainability Fixed Income Portfolio acts as a seller of a credit default swap, the Portfolio is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of a Portfolio’s swaps transactions in accordance with the Fund's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, a Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing

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and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider a Portfolio’s obligations under swap contracts senior securities and, accordingly, the Portfolios will not treat them as being subject to a Portfolio’s borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that a Portfolio cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to a Portfolio, may increase the cost of the Portfolio’s investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

PARTICIPATORY NOTES

The Emerging Markets Sustainability Core 1 Portfolio and Dimensional World ex U.S. Sustainability Targeted Value Portfolio may invest in equity access products and instruments that have economic characteristics similar to equity securities, such as participation notes (also known as participatory notes) or other structured instruments that may be developed from time to time (collectively, “structured instruments”).

Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity security, basket of securities, or market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of a Portfolio's fundamental industry concentration policy, the Portfolio applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of a structured instrument.

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If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying equity security, basket of securities, or market may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate.

Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing a Portfolio's turnover rate, transaction costs and tax liability. Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose a Portfolio to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Portfolio to counterparty risk (and this risk may be amplified if a Portfolio purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio, the Portfolio may incur additional compliance and other expenses.

FOREIGN ISSUERS

The International Portfolios and the DFA Global Sustainability Fixed Income Portfolio may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of a Portfolio to invest in foreign issuers.

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Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A Portfolio may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that a Portfolio invests a significant portion of its assets in a specific geographic region or country, a Portfolio will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. A Portfolio, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit a Portfolio's investment opportunities, impairing the Portfolio's ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities; or (ii) other limitations on a Portfolio's ability to invest or hold such securities.

Emerging markets

The Emerging Markets Sustainability Core 1 Portfolio and Dimensional World ex U.S. Sustainability Targeted Value Portfolio may invest in securities from issuers located in emerging markets. Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems which may limit the rights and remedies available to a Portfolio against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries

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that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Advisor’s ability to evaluate issuers.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Portfolio could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce a Portfolio’s income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Portfolio’s securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to a Portfolio’s shareholders.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

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Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

Investments in Stock Connect. The Emerging Markets Sustainability Core 1 Portfolio and Dimensional World ex U.S. Sustainability Targeted Value Portfolio may invest in China A-shares through Stock Connect. Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to a Portfolio. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a Portfolio’s ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a Portfolio’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner. Beginning December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a Portfolio’s investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a Portfolio is unable to add to or exit its position, which could adversely affect a Portfolio’s performance.

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Changes in the operation of the Stock Connect program may restrict or otherwise affect a Portfolio’s investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Investments in Variable Interest Entities (“VIEs”). The Emerging Markets Sustainability Core 1 Portfolio and Dimensional World ex U.S. Sustainability Targeted Value Portfolio may have investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as VIEs, that operate in sectors in which China restricts and/or prohibits foreign investments. These investments may present additional risks. In a VIE structure, foreign investors, such as a Portfolio, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. Effective March 31, 2023, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either.

It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a Portfolio's returns and net asset value.

In addition, foreign companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board or the U.S. government, which could significantly decrease the liquidity and value of such investments.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries.

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Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of a Portfolio’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of a Portfolio’s investments.

CASH MANAGEMENT PRACTICES

Each Portfolio engages in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions, or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, a Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic, or political conditions warrant. In addition, each Portfolio may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

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Each Equity Portfolio may invest cash in short-term repurchase agreements. Each Equity Portfolio may also invest a portion of its assets in fixed income securities, such as money market instruments, freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market mutual funds, index futures contracts, and options thereon.

The DFA Global Sustainability Fixed Income Portfolio may invest cash in the following permissible investments: short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; debt; freely convertible currencies; and shares of affiliated and unaffiliated registered and unregistered money market funds. With respect to fixed income instruments, except in connection with corporate actions, the DFA Global Sustainability Fixed Income Portfolio will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

Investments in money market mutual funds may involve a duplication of certain fees and expenses. The securities purchased by money market mutual funds, which the Portfolios may invest in for cash management, are not subject to the sustainability considerations described in the Portfolios’ Prospectus.

REFLOW REDEMPTION SERVICE

A Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. A Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios' Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolios' activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolios and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Portfolio to maintain cash reserves, reduce Portfolio transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that a Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series

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managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

Each Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, each Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  Each Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time a Portfolio enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a Portfolio committed to pay or receive for the security.  A Portfolio will lose money if the value of a purchased security falls below the purchase price and a Portfolio will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

COVERED BONDS

The DFA Global Sustainability Fixed Income Portfolio may invest in covered bonds, which are debt securities issued by banks or other financial institutions that provide recourse to both the issuing financial institution and a segregated pool of financial assets (a “cover pool”). The cover pool, which is intended to pay covered bond holders principal and interest when due, is typically comprised of mortgage loans or loans to public sector institutions. In the event of a default, if the cover pool assets are insufficient to satisfy the amounts owed in respect of the bonds, bondholders also have a senior, unsecured claim against the issuer of the covered bond. Market practices surrounding the maintenance of a cover pool, including custody arrangements, vary based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may provide fewer protections regarding the

17

amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by similar factors as other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuer is downgraded or the quality of the assets in the cover pool declines. The assets that comprise a cover pool are not subject to the sustainability considerations described in the Portfolio’s Prospectus.

TBA SECURITIES

The DFA Global Sustainability Fixed Income Portfolio may also engage in purchases or sales of “to be announced” or “TBA” securities. TBA securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for an approximate principal amount, with settlement on a scheduled future date beyond the typical settlement period for most other securities. A TBA transaction typically does not designate the actual security to be delivered. The DFA Global Sustainability Fixed Income Portfolio may use TBA trades for investment purposes in order to gain exposure to certain securities, or for hedging purposes. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward commitment transactions.

EXCHANGE TRADED FUNDS

Each Equity Portfolio may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Equity Portfolios invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. Each Equity Portfolio also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses. ETFs in which a Portfolio invests are not subject to, though they may incorporate, the Portfolio’s sustainability considerations. (See the Portfolios’ Prospectus for information regarding the Portfolios’ sustainability considerations.)

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Equity Portfolios with the expectation that they will be held for longer than one year. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the "Board") is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if

18

applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews

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any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and

20

presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the

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Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

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Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

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Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

* As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

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Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

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Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

29

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

30

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

31

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

33

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

34

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

35

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

36

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios. The services provided by State Street are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Portfolios pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio's pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolios.

Custodians

Citibank, N.A., 111 Wall Street, New York, NY, 10005, serves as the custodian for each International Portfolio and the DFA Global Sustainability Fixed Income Portfolio.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the U.S. Sustainability Core 1 Portfolio and U.S. Sustainability Targeted Value Portfolio.

Each custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

37

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios. Pursuant to an Investment Management Agreement with each Portfolio, the Advisor is responsible for the management of their respective assets.

Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the International Portfolios and the DFA Global Sustainability Fixed Income Portfolio (each a "DFA Australia Sub-Advised Fund"). DFA Australia’s duties include the maintenance of a trading desk for each DFA Australia Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFA Australia Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by a DFA Australia Sub-Advised Fund and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on securities of international companies, including its recommendations of securities to be added to the securities that are eligible for purchase by a DFA Australia Sub-Advised Fund as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to each DFA Australia Sub-Advised Fund, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the International Portfolios and the DFA Global Sustainability Fixed Income Portfolio (each a "DFAL Sub-Advised Fund"). DFAL’s duties include the maintenance of a trading desk for each DFAL Sub-Advised Fund and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of each DFAL Sub-Advised Fund and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by each DFAL Sub-Advised Fund and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on securities of United Kingdom and European market companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each DFAL Sub-Advised Fund as well as making recommendations and elections on corporate actions.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors

38

(“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds

39

available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios’ prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios paid management fees to the Advisor as set forth in the following table.

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Portfolio (Inception Date)	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

U.S. Sustainability Core 1 Portfolio	2025	$10,846	None	$10,846
	2024	$9,278	None	$9,278
	2023	$7,350	None	$7,350

U.S. Sustainability Targeted Value Portfolio	2025	$1,357	$26	$1,383	*
	2024	$1,178	$35	$1,213	*
	2023	$975	$30	$1,005	*

International Sustainability Core 1 Portfolio	2025	$7,481	None	$7,481
	2024	$6,778	None	$6,778
	2023	$6,076	None	$6,076

Emerging Markets Sustainability Core 1 Portfolio	2025	$3,894	($117)	$3,777	*
	2024	$3,502	None	$3,502
	2023	$3,183	None	$3,183

Dimensional World ex U.S. Sustainability Targeted Value Portfolio (May 6, 2025)	2025	$203	($70)	$133	*
	2024	N/A	N/A	N/A
	2023	N/A	N/A	N/A

DFA Global Sustainability Fixed Income Portfolio	2025	$1,250	None	$1,250
	2024	$1,313	None	$1,313
	2023	$1,476	None	$1,476	*

*		After waiver and recoupment of fees previously waived

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, including management fees, and in certain instances, assume certain expenses of the Portfolios, as described below. The Fee Waiver Agreement for the Portfolios described below will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to the Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio. The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

U.S. Sustainability Core 1 Portfolio
International Sustainability Core 1 Portfolio
Dimensional World ex U.S. Sustainability Targeted Value Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each of the Portfolios listed below (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio listed below, on an

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annualized basis, to the rates listed below as a percentage of the Institutional Class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below.

Portfolio	Expense Limitation Amount
U.S. Sustainability Core 1 Portfolio	0.25%
International Sustainability Core 1 Portfolio	0.38%
Dimensional World ex U.S. Sustainability Targeted Value Portfolio	0.52%

U.S. Sustainability Targeted Value Portfolio
Emerging Markets Sustainability Core 1 Portfolio
DFA Global Sustainability Fixed Income Portfolio

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of each of the Portfolios listed below (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds and The DFA Short Term Investment Fund, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio listed below, on an annualized basis, to the rates listed below as a percentage of the Institutional Class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below.

Portfolio	Expense Limitation Amount
U.S. Sustainability Targeted Value Portfolio	0.34%
Emerging Markets Sustainability Core 1 Portfolio	0.42%[1]
DFA Global Sustainability Fixed Income Portfolio	0.25%

1 Prior to February 28, 2025, the Expense Limitation Amount in the Fee Waiver Agreement was 0.65% of the average net assets of the Institutional Class of the Portfolio on an annualized basis.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios indicated.

Jed S. Fogdall, John A. Hertzer and Allen Pu	U.S. Sustainability Core 1 Portfolio
Jed S. Fogdall, Marc C. Leblond and Joel P. Schneider	U.S. Sustainability Targeted Value Portfolio

Jed S. Fogdall, Mary T. Phillips, Allen Pu and William B. Collins-Dean	International Sustainability Core 1 Portfolio and Emerging Markets Sustainability Core 1 Portfolio

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Jed S. Fogdall, Brendan J. McAndrews and Joel P. Schneider	Dimensional World ex U.S. Sustainability Targeted Value Portfolio

David A. Plecha, Joseph F. Kolerich and Lacey N. Huebel	DFA Global Sustainability Fixed Income Portfolio

Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

Allen Pu

• 70 U.S. registered mutual funds with $338,223 million in total assets under management.

• 16 unregistered pooled investment vehicles with $29,175 million in total assets under management.

• 0 other accounts.

David A. Plecha

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Joseph F. Kolerich

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Mary T. Phillips

• 48 U.S. registered mutual funds with $176,724 million in total assets under management.

• 8 unregistered pooled investment vehicles with $13,931 million in total assets under management.

• 0 other accounts.

Joel P. Schneider

• 43 U.S. registered mutual funds with $244,419 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 4 other accounts with $4,771 million in total assets under management.

William B. Collins-Dean

• 25 U.S. registered mutual funds with $133,778 million in total assets under management.

• 7 unregistered pooled investment vehicles with $12,278 million in total assets under management.

• 7 other accounts with $3,371 million in total assets under management.

Marc C. Leblond

• 14 U.S. registered mutual funds with $85,514 million in total assets under management.

• 3 unregistered pooled investment vehicles with $1,476 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 17 other accounts with $7,621 million in total assets under management.

Lacey N. Huebel	• 6 U.S. registered mutual funds with $14,330 million in total assets under management.

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• 0 unregistered pooled investment vehicles. • 3 other accounts with $1,231 million in total assets under management.

John A. Hertzer

• 32 U.S. registered mutual funds with $217,244 million in total assets under management.

• 3 unregistered pooled investment vehicles with $7,191 million in total assets under management.

• 2 other accounts with $9,882 million in total assets under management.

Brendan J. McAndrews

• 21 U.S. registered mutual funds with $97,201 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 9 other accounts with $5,805 million in total assets under management, of which 2 accounts with $1,062 million in assets may be subject to a performance fee.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios, along with other investment companies within the Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

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• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
U.S. Sustainability Core 1 Portfolio	Jed S. Fogdall John A. Hertzer Allen Pu	None None None
U.S. Sustainability Targeted Value Portfolio	Jed S. Fogdall Marc C. Leblond Joel P. Schneider	None $10,001 - $50,000 None
International Sustainability Core 1 Portfolio	Jed S. Fogdall Allen Pu Mary T. Phillips William B. Collins-Dean	None None None $1 - $10,000

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Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
Emerging Markets Sustainability Core 1 Portfolio	Jed S. Fogdall Allen Pu Mary T. Phillips William B. Collins-Dean	None None None None
Dimensional World ex U.S. Sustainability Targeted Value Portfolio	Jed S. Fogdall Brendan J. McAndrews Joel P. Schneider	None None None
DFA Global Sustainability Fixed Income Portfolio	David A. Plecha Joseph F. Kolerich Lacey N. Huebel	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia, DFAL and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios. The Code of Ethics is designed to ensure that access persons act in the interest of a Portfolio, and its shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by a Portfolio unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class, only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

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PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following persons beneficially owned 5% or more of the outstanding securities of each Portfolio, as set forth below:

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	47.95%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	14.64%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Customers*	8.63%
4800 Deer Lake Dr E
Jacksonville, FL 32246

U.S. SUSTAINABILITY TARGETED VALUE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	75.39%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	14.74%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Pershing LLC*	5.45%
Attn Mutual Funds
One Pershing Plaza
Jersey City, NJ 73032

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	55.20%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	17.12%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	57.50%
101 Montgomery St
San Francisco, CA 94104

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National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	22.89%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DIMENSIONAL WORLD EX U.S. SUSTAINABILITY TARGETED VALUE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	83.05%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	13.84%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	55.65%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	17.95%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading*	16.50%
4707 Executive Dr
San Diego, CA 92121

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of a Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

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The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of a Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of a Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal

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income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the

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Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to

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any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions – Pass-through of foreign tax credits” below.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

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Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. Because the income of the DFA Global Sustainability Fixed Income Portfolio is derived primarily from interest on debt securities, none or only a small amount of the DFA Global Sustainability Fixed Income Portfolio’s dividends will be qualified dividend income. Income dividends from interest earned by the DFA Global Sustainability Fixed Income Portfolio on debt securities will continue to be taxed at the higher ordinary income tax rate.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment. Because the income of the DFA Global Sustainability Fixed Income Portfolio is derived primarily from interest on debt securities, none or only a small amount of their distributions are expected to qualify for the corporate dividends-received deduction.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or

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some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

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Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and

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then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

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Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income,

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reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and

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“Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is

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issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

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Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or

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exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

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An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolios, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolios in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’

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investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolios, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Portfolio where the Advisor has agreed to assume the costs of the Portfolio’s voting expenses because, for such Portfolio, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of the Fund.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of a Portfolio. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a Portfolio of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers

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updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each Portfolio and country periodically, no less frequently than annually. In certain circumstances, for example, for a Portfolio with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for such Portfolio. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that the Portfolio’s vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor considers social issues when voting proxies for portfolios that incorporate social considerations in their design and considers environmental issues when voting proxies for portfolios that incorporate sustainability considerations in their design, as further described in the Voting Guidelines. The Advisor may also take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or

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omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how a Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

From time to time, the Advisor and/or a Portfolio may provide a list of securities that the Portfolio would expect to distribute in-kind upon a request by a shareholder to redeem shares in-kind (the “Redemption Basket”) on the Advisor’s public website. Any such Redemption Basket may be posted daily on its public website as disclosed in the prospectus of the Portfolio.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily

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Recipient	Business Purpose	Frequency
Communities Foundation of Texas	Monitoring investor exposure and investment strategy	Monthly
Crewcial Partners	Monitoring investor exposure and investment strategy	Monthly
Environmental Impact Vendor	Environmental impact analysis	Quarterly
Institutional Shareholder Services	Proxy voting services	Daily
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
Meketa Investment Group	Monitoring investor exposure and investment strategy	Monthly
MSCI ESG Research	Sustainability considerations provider	Quarterly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair value information services	Daily
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request

R.V. Kuhns & Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly

Securities Finance Trust Company	Securities Lending Agent	Daily
SS&C GIDS, Inc.	Transfer Agent	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily
TIAA Kaspick	Monitoring investor exposure and investment strategy	Upon Request

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. None of the Portfolios, the Advisor, or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and each Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) a Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient

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has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of a Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of a Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of a Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on a Portfolio’s website.

SECURITIES LENDING

The Board of the following Portfolios (collectively, the “Securities Lending Portfolios”) has approved their participation in a securities lending program. Under the securities lending program, Securities Finance Trust

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Company serves as the securities lending agent for those Securities Lending Portfolios for which State Street Bank and Trust Company acts as custodian. Under a separate securities lending program, Citibank, N.A. serves as the securities lending agent for those Securities Lending Portfolios for which it acts as custodian.

For the fiscal year ended October 31, 2025, the income earned by the Securities Lending Portfolios, as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agency/authorization agreement between the Portfolios and Securities Finance Trust Company, or Citibank, N.A. (each, a "Securities Lending Agent"), were as follows:

Fees and/or compensation from securities lending activities and related services:
Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
U.S. Sustainability Core 1 Portfolio	$5,897,236	$10,825	$60,646	–	–	$5,610,547	–	$5,682,018	$215,218
U.S. Sustainability Targeted Value Portfolio	$530,548	$1,523	$5,811	–	–	$492,978	–	$500,312	$30,236
International Sustainability Core 1 Portfolio	$7,441,951	$140,514	$73,707	–	–	$5,611,777	–	$5,825,998	$1,615,953
Emerging Markets Sustainability Core 1 Portfolio	$2,138,212	$160,164	$7,681	–	–	$528,894	–	$696,739	$1,441,473
Dimensional World ex U.S. Sustainability Targeted Value Portfolio	$41,633	$995	$433	–	–	$28,765	–	$30,193	$11,440
DFA Global Sustainability Fixed Income Portfolio	$350,603	$1,734	$3,968	–	–	$324,953	–	$330,655	$19,948
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolios' annual financial statements due to timing differences, reconciliations and certain other adjustments.

For the fiscal year ended October 31, 2025, each Securities Lending Agent provided the following services for their respective Securities Lending Portfolios in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolios; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional

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collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Portfolios; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolios at loan termination.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios’ annual financial statements. The audited financial statements and financial highlights of the Portfolios for their fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

An investor may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Sustainability Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account.

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets for the funds and accounts that incorporate sustainability considerations in their investment guidelines or have made an affirmative election or provided instruction that Dimensional should prioritize such considerations as part of voting (the “Sustainability-Voting Funds and Accounts”).

Global Evaluation Framework – Sustainability

Dimensional’s Global Evaluation Framework – Sustainability sets out Dimensional’s general expectations for all portfolio companies in Sustainability-Voting Funds and Accounts. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process2;

Additionally, Dimensional may vote against directors, committee members, or the full board of portfolio companies in sectors with high greenhouse gas emissions which have not disclosed the following:

• Scope 1 and 2 greenhouse gas emissions;

• Targets to reduce greenhouse gas emissions; and

• Board oversight of climate-related policies and procedures.

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Sustainability-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing considerations, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters:

• Climate-related risks and greenhouse gas emissions

• Environmental impact

• Climate-related lobbying activities

• Financing of fossil fuel activities

• Workforce gender diversity

• Human rights risk

• Factory Farming

• Sale and distribution of tobacco products

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues by paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout the business and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Sustainability-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing considerations, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters: Climate-related risks and greenhouse gas emissions

• Environmental impact

• Climate-related lobbying activities

• Financing of fossil fuel activities

• Workforce gender diversity

• Human rights risk

• Factory Farming

• Sale and distribution of tobacco products

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/381 (Gender Balance on Boards of Certain Companies) Regulations 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolio companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

Dimensional VA Global Moderate Allocation Portfolio

CLASS L10 SHARES

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers one hundred and three series of shares. This Statement of Additional Information (“SAI”) relates to the Class L10 shares of the Dimensional VA Global Moderate Allocation Portfolio (“VA Global Moderate Allocation Portfolio” or, the “Portfolio”). The shares of the Portfolio are sold only to separate accounts of insurance companies in conjunction with variable life and variable annuity contracts.

This SAI is not a Prospectus but should be read in conjunction with the Prospectus for the Class L10 shares of the Portfolio, dated February 28, 2026, as amended from time to time. As of the date of this SAI, the Portfolio had not yet commenced operations. No financial information is shown for the Portfolio in the Fund’s Annual Financial Statements & Other Information for the fiscal year ended October 31, 2025. A free copy of the Prospectus can be obtained by contacting your investment representative, writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES

The Portfolio described in this SAI is a “fund of funds” that seeks to achieve its investment objective by investing its assets in funds managed by Dimensional Fund Advisors LP (the “Underlying Funds”), although it has the ability to invest directly in securities and derivatives. The Underlying Funds in which the Portfolio may invest include: U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, Dimensional VA U.S. Large Value Portfolio (“VA U.S. Large Value Portfolio”), DFA Real Estate Securities Portfolio, International Core Equity 2 Portfolio, Dimensional VA International Value Portfolio (“VA International Value Portfolio”), Emerging Markets Core Equity 2 Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, Dimensional VA Short-Term Fixed Portfolio (“VA Short-Term Fixed Portfolio”), Dimensional VA Global Bond Portfolio (“VA Global Bond Portfolio”), DFA Two-Year Global Fixed Income Portfolio and DFA International Real Estate Securities Portfolio, each a series of the Fund. The Portfolio offers two classes of shares: Class L10 shares and Institutional Class shares. The Institutional Class shares are offered to qualified investors in a separate prospectus. This SAI describes the Class L10 shares of the Portfolio.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Portfolio and the Underlying Funds. Dimensional is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The following information supplements the information set forth in the Prospectus. Unless otherwise indicated, the following information applies to the Portfolio and all of the Underlying Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

The Portfolio and each of the Underlying Funds is diversified under the federal securities laws and regulations.

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1) borrow money, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii)

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investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, the Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others;

(7) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies); or

(8) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

The investment limitations set forth above only relate to the Portfolio. The Underlying Funds may have investment limitations that are more or less restrictive than those of the Portfolio. The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

With respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio. The Portfolio does not currently intend to borrow money for investment purposes. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.  Investment limitation (2) above also does not, among other things, prevent the Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

The investment limitations described in (5) and (7) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds. In applying the investment limitations described in (5) and (7) above, the Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.

With respect to the investment limitation described in (8) above, the Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above.  The Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets.  Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of the Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Pursuant to Rule 144A under the 1933 Act, the Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when

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determining whether a liquid market exists.  After purchase, the Portfolio will continue to monitor the liquidity of Rule 144A securities.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Further, except with respect to the Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Underlying Funds with respect to brokerage commissions. The Portfolio will not incur any brokerage costs in connection with its purchase or redemption of shares of the Underlying Funds.

The Fixed Income Underlying Funds acquire and sell securities on a net basis with dealers that are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Underlying Funds effect transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution. The Underlying Funds will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers that effect transactions for the Underlying Funds to determine the effect that the brokers’ trading has on the market prices of the securities in which the Underlying Funds invest. The Advisor also checks the rate of commission, if any, being paid by the Underlying Funds to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Underlying Funds that they sub-advise.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for the Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or any other registered investment companies.

Companies eligible for purchase by the Portfolio, U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, DFA Real Estate Securities Portfolio, VA U.S. Large Value Portfolio, International Core Equity 2 Portfolio, Emerging Markets Core Equity 2 Portfolio, VA International Value Portfolio and DFA International Real Estate Securities Portfolio may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Underlying Funds with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The investment management agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are

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effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Underlying Funds.

FUTURES CONTRACTS

The VA Global Moderate Allocation Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. The Portfolio and Underlying Funds, however, do not intend to sell futures contracts to establish short positions in individual securities. The VA Global Bond Portfolio and DFA Two-Year Global Fixed Income Portfolio also may purchase or sell futures contracts and options on futures contracts to hedge their currency exposure. The DFA Selectively Hedged Global Fixed Income Portfolio also may purchase or sell futures contracts and options on futures contracts to hedge its interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolio and Underlying Funds will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. The Portfolio or an Underlying Fund also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio or an Underlying Fund. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. The Portfolio and Underlying Funds expect to earn income on their margin deposits.

At any time prior to the expiration of a futures contract, the Portfolio or an Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolio or an Underlying Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio or an Underlying Fund to substantial losses. In such event, and in the event of adverse price movements, the Portfolio or an Underlying Fund would be required to make daily cash payments of variation margin. In such situations, if the Portfolio or an Underlying Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio or an Underlying Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio or an Underlying Fund.

FOREIGN CURRENCY TRANSACTIONS

The International Equity Underlying Funds and each Fixed Income Underlying Fund (except the VA Short-Term Fixed Portfolio) may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.   Each Underlying Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any

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fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

With respect to an International Equity Underlying Fund, the Underlying Fund may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, an International Equity Underlying Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The Fixed Income Underlying Funds (except the VA Short-Term Fixed Portfolio) may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. A Fixed Income Underlying Fund (except the VA Short-Term Fixed Portfolio) may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires. The Two-Year Global Portfolio and VA Global Bond Portfolio typically hedge their foreign currency exposure. The Selectively Hedged Global Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged.

At the maturity of a forward currency contract, the Underlying Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Underlying Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to an Underlying Fund. To the extent an Underlying Fund engages in forward currency contracts to generate current income, the Underlying Fund will be subject to these risks which the Underlying Fund might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit an Underlying Fund if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

SWAPS

The Equity Underlying Funds may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. The Underlying Funds may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of

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a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Underlying Funds may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay an Underlying Fund an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Underlying Fund. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides an Underlying Fund with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Underlying Fund in connection with its investments in these instruments.

The swaps in which the Underlying Funds invest involve greater risks than if the Underlying Funds had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of an Underlying Fund and the investment performance of the Underlying Fund may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. An Underlying Fund's ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Underlying Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to an Underlying Fund. If a default occurs by the other party to such transaction, the Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Underlying Funds may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to an Underlying Fund, or the Underlying Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Underlying Funds' swaps transactions in accordance with the Fund's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, an Underlying Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Underlying Fund's rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the

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clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by an Underlying Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Underlying Fund has an open position, or the central counterparty in a swap contract. The assets of the Underlying Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Underlying Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Underlying Fund is also subject to the risk that the FCM could use the Underlying Fund's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider an Underlying Fund's obligations under swap contracts senior securities and, accordingly, the Underlying Funds will not treat them as being subject to the Underlying Funds' borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that an Underlying Fund cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Underlying Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Underlying Fund's net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Underlying Funds, may increase the cost of the Underlying Funds' investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolio and Underlying Funds, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to the Portfolio or Underlying Funds. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolio or Underlying Funds, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that the Portfolio and Underlying Funds, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires the Portfolio and Underlying Funds to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the

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liquidation value of the portfolio of the Portfolio or Underlying Funds (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s or Underlying Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s or Underlying Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Portfolio or Underlying Funds may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Portfolio or Underlying Funds can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio or Underlying Funds, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Portfolio or Underlying Funds, the Portfolio or Underlying Funds may incur additional compliance and other expenses.

FOREIGN ISSUERS

The International Equity Underlying Funds and Fixed Income Underlying Funds (except the VA Short-Term Fixed Portfolio) may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of an Underlying Fund to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. An Underlying Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that an Underlying Fund invests a significant portion of its assets in a specific geographic region or country, an Underlying Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. An Underlying Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit an Underlying Fund's investment opportunities, impairing the Underlying Fund's ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures,

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including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of an Underlying Fund to buy, sell, receive or deliver those securities; or (ii) other limitations on an Underlying Fund's ability to invest or hold such securities.

Emerging markets

Emerging Markets Core Equity 2 Portfolio and DFA International Real Estate Securities Portfolio may invest in securities from issuers located in emerging markets. Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict an Underlying Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems which may limit the rights and remedies available to an Underlying Fund against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Advisor’s ability to evaluate issuers.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

An Underlying Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that an Underlying Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce an Underlying Fund's income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including an Underlying Fund's securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the

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currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to an Underlying Fund's shareholders.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and

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stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

Investments in Stock Connect. Emerging Markets Core Equity 2 Portfolio and DFA International Real Estate Securities Portfolio may invest in China A-shares through Stock Connect. Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to an Underlying Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude an Underlying Fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit an Underlying Fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. Beginning December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, an Underlying Fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when an Underlying Fund is unable to add to or exit its position, which could adversely affect an Underlying Fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect an Underlying Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Investments in Variable Interest Entities (“VIEs”). Emerging Markets Core Equity 2 Portfolio and DFA International Real Estate Securities Portfolio may have investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as VIEs, that operate in sectors in which China restricts and/or prohibits foreign investments. These investments may present additional risks. In a VIE structure, foreign investors, such as an Underlying Fund, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are

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evolving. Effective March 31, 2023, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either.

It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect an Underlying Fund's returns and net asset value.

In addition, foreign companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board or the U.S. government, which could significantly decrease the liquidity and value of such investments.

PARTICIPATORY NOTES

The Emerging Markets Core Equity 2 Portfolio in which the Portfolio may invest, may invest in equity access products and instruments that have economic characteristics similar to equity securities, such as participation notes (also known as participatory notes) or other structured instruments that may be developed from time to time (collectively, “structured instruments”).

Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity security, basket of securities, or market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of the Underlying Fund's fundamental industry concentration policy, the Underlying Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of a structured instrument.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying equity security, basket of securities, or market may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate.

Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Underlying Fund's turnover rate, transaction costs and tax liability. Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Underlying Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Underlying Fund to counterparty risk (and this risk may be amplified if the Underlying Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

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GENERAL MARKET AND GEOPOLITICAL RISKS

The value of the Portfolio’s or an Underlying Fund's securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for the Portfolio or an Underlying Fund. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios or Underlying Funds that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of the Portfolio’s or an Underlying Fund’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of the Portfolio’s or an Underlying Fund’s investments.

CASH MANAGEMENT PRACTICES

The Portfolio and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of

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redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, the Underlying Funds may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, the Portfolio and Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolio and Underlying Funds may invest cash in the following permissible investments:

Portfolio	Permissible Cash Investments*
VA Global Moderate Allocation Portfolio

Short-term repurchase agreements; U.S. Government securities, repurchase agreements and short-term paper; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Underlying Funds	Permissible Cash Investments*
U.S. Core Equity 1 Portfolio U.S. Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

International Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

VA U.S. Large Value Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

DFA Real Estate Securities Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

VA International Value Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Emerging Markets Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

DFA Two-Year Global Fixed Income Portfolio	Short-term repurchase agreements; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds**
DFA Selectively Hedged Global Fixed Income Portfolio	Short-term repurchase agreements; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds**
VA Short-Term Fixed Portfolio	Short-term repurchase agreements; affiliated and unaffiliated registered and unregistered money market funds**
VA Global Bond Portfolio	Short-term repurchase agreements; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds**
DFA International Real Estate Securities Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; freely convertible currencies; affiliated and unaffiliated registered and unregistered money market funds**

* With respect to fixed income instruments, except in connection with corporate actions, the Portfolio and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

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** Investments in money market mutual funds may involve duplication of certain fees and expenses.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

The Portfolio and Underlying Funds may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, the Portfolio or Underlying Fund may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio or Underlying Fund contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  The Portfolio or Underlying Fund may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time the Portfolio or Underlying Fund enter into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price the Portfolio or Underlying Fund committed to pay or receive for the security.  The Portfolio or Underlying Fund will lose money if the value of a purchased security falls below the purchase price and the Portfolio or Underlying Fund will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

TBA SECURITIES

The Fixed Income Underlying Funds may also engage in purchases or sales of “to be announced” or “TBA” securities. TBA securities represent an agreement to buy or sell mortgage-backed securities with

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agreed-upon characteristics for an approximate principal amount, with settlement on a scheduled future date beyond the typical settlement period for most other securities. A TBA transaction typically does not designate the actual security to be delivered. The Fixed Income Underlying Funds may use TBA trades for investment purposes in order to gain exposure to certain securities, or for hedging purposes. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward commitment transactions.

EXCHANGE TRADED FUNDS

U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, DFA Real Estate Securities Portfolio, International Core Equity 2 Portfolio, Emerging Markets Core Equity 2 Portfolio, and DFA International Real Estate Securities Portfolio may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Underlying Funds invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, DFA Real Estate Securities Portfolio, International Core Equity 2 Portfolio, Emerging Markets Core Equity 2 Portfolio, and DFA International Real Estate Securities Portfolio also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When an Underlying Fund invests in an ETF, shareholders of the Underlying Fund (including the Portfolio) bear their proportionate share of the underlying ETF’s fees and expenses.

COVERED BONDS

The Fixed Income Underlying Funds may invest in covered bonds, which are debt securities issued by banks or other financial institutions that provide recourse to both the issuing financial institution and a segregated pool of financial assets (a “cover pool”). The cover pool, which is intended to pay covered bond holders principal and interest when due, is typically comprised of mortgage loans or loans to public sector institutions. In the event of a default, if the cover pool assets are insufficient to satisfy the amounts owed in respect of the bonds, bondholders also have a senior, unsecured claim against the issuer of the covered bond. Market practices surrounding the maintenance of a cover pool, including custody arrangements, vary based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may provide fewer protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by similar factors as other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuer is downgraded or the quality of the assets in the cover pool declines.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Equity Underlying Funds with the expectation that they will be held for longer than one year. Certain Fixed Income Underlying Funds are expected to have higher portfolio turnover rates due to the relatively short maturities of the securities to be acquired. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the "Board") is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director,

16

is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses

17

and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the

18

DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the

19

Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

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Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

23

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio and in all registered investment companies in the DFA Fund Complex as of December 31, 2025, is set forth in the chart below. Because the Portfolio has not commenced operations prior to the date of this SAI, the Directors do not own any shares of the Portfolio.

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Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

*  As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

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Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

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Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

27

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

28

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

29

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

30

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

31

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

32

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

Because this Portfolio has not been offered prior to the date of this SAI, the Directors and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolio and Underlying Funds. The services provided by State Street are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to an Underlying Fund under the fee schedule are allocated to the Underlying Fund based on the Underlying Fund's pro-rata portion of the aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolio.

Shareholder Services

On behalf of the Portfolio, the Fund will enter into agreements with third parties to provide administrative services, shareholder servicing, recordkeeping, account maintenance and other services to investors. For shareholder servicing, the Fund will pay to such third parties an amount calculated at an annual rate of 0.10% of the Portfolio’s average daily net assets.

Custodian

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the Portfolio. The custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

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Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolio and Underlying Funds. Pursuant to an Investment Management Agreement with the Portfolio and each Underlying Fund, the Advisor is responsible for the management of their respective assets.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolio or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

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The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolio. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses section of the Portfolio's prospectus.

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Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio. As of October 31, 2025, the Portfolio has not commenced operations, so the Portfolio did not pay any management fees for the fiscal year ended October 31, 2025.

Pursuant to the Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio, the Advisor has agreed to waive all or a portion of its management fee and to assume certain expenses of the Class L10 shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class L10 shares of the Portfolio, on an annualized basis, to 0.35% of such class of the Portfolio’s average daily net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Class L10 shares of the Portfolio are less than the Expense Limitation Amount for the Class L10 shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement will remain in effect for an initial period until February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to the Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

As a shareholder of the Underlying Funds, the Portfolio pays its proportionate share of the management fees paid to the Advisor by the Underlying Funds.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

VA Global Moderate Allocation Portfolio	Ashish P. Bhagwanjee, Jed S. Fogdall, Joseph F. Kolerich, David A. Plecha and Allen Pu

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Other Managed Accounts

In addition to the Portfolio, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Ashish P. Bhagwanjee

• 25 U.S. registered mutual funds with $27,013 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 1,754 other accounts with $7,144 million in total assets under management.

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

Joseph F. Kolerich

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

David A. Plecha

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Allen Pu

• 70 U.S. registered mutual funds with $338,223 million in total assets under management.

• 16 unregistered pooled investment vehicles with $29,175 million in total assets under management.

• 0 other accounts.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of

39

compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolio and Underlying Funds, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Investments in the Portfolio

Because the Portfolio has not commenced operations prior to the date of the SAI, the portfolio managers did not own any shares of the Portfolio.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

Pursuant to an exemptive order from the SEC, the Class L10 shares of the Portfolio may be sold to registered separate accounts of various insurance companies offering variable annuity and variable life products. At present, the Board of Directors of the Fund does not foresee any disadvantage arising from the fact that the Portfolio may offer its shares to separate accounts of various insurance companies to serve as an investment vehicle for their variable separate accounts. However, a material conflict could arise between the interest of the different participating separate accounts. The Fund’s Board of Directors would monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to such conflicts of interest. If such conflicts were to occur, one or more insurance companies’ separate accounts might be required to withdraw its investments in the Portfolio, or shares of another portfolio may be substituted by the Fund. As a result, the Portfolio might be forced to sell a portion of its securities at a disadvantageous price. In the event of such a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate account from the Portfolio if required by law, to resolve the matter.

CODE OF ETHICS

The Fund, the Advisor, and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Underlying Funds. The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio and Underlying Funds, and their shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by the Portfolio or an Underlying Fund unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The Class L10 shares of the Portfolio, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a class of the Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the portfolio or class of shares of the portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive, on a per class basis, the assets of the particular portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

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PRINCIPAL HOLDERS OF SECURITIES

Because the Portfolio has not been offered prior to the date of this SAI, no person beneficially owned 5% or more of the outstanding shares of the Portfolio as of the date of this SAI.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE AND REDEMPTION OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

The Fund or its transfer agent may from time to time appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of the Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Because shares of the Portfolio are sold only to separate accounts of insurance companies, the tax consequences described below generally are not applicable to an owner of a variable life or variable annuity contract.

This “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

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The Portfolio invests in Underlying Funds organized as corporations for federal income tax purposes. Unless otherwise indicated, the discussion below with respect to the Portfolio includes the Portfolio’s pro rata share of the dividends and distributions paid by the Underlying Funds.

This discussion of “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” is not intended or written to be used as tax advice. The tax status of your investment in the Portfolio depends upon the features of your variable life or variable annuity contract. For further information, please refer to the prospectus of the insurance company separate account that offers your contract.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income

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and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary

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income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds corporate structures. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Portfolio Distributions — Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. Government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see “Taxation of Portfolio Distributions – Dividends-received deduction for corporations” below). A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Portfolio in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Portfolio qualifies for this exemption, any shares attributable to an investment in the Portfolio made in connection with organization of the Portfolio is disregarded as long as the investment doesn’t exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g., insurance dedicated funds-of-funds). If the Portfolio fails to qualify for the exemption, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to

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receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions – Pass-through of foreign tax credits” below.

Special Rules Applicable to Variable Contracts

The Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the corresponding division of the insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes), the Portfolio intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a segregated asset account will be treated as being adequately diversified if the Asset Diversification Test is satisfied and no more than 55% of the value of the account’s total assets are cash and cash items (including receivables), government securities and securities of other RICs. The regulations also provide that the Portfolio’s shareholders are limited, generally, to life insurance company segregated asset accounts, general accounts of the same life insurance company, an investment advisor or affiliate in connection with the creation or management of the Portfolio or the trustee of a qualified pension plan. Failure of the Portfolio to satisfy the Section 817(h) requirements would result in taxation of and treatment of the contract holders investing in a corresponding insurance company division other than as described in the applicable prospectuses of the various insurance company segregated asset accounts.

Also, for a variable life or a variable annuity insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract holder should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract holder is considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract holder’s gross income with the variable contract being characterized as a mere “wrapper.” In light of the unique structure of the Portfolio, the Portfolio sought and received a private letter ruling from the IRS holding that the owner of the variable life or variable annuity contract will not be treated as the owner of the Portfolio’s shares based on the structure and intended operation of the Portfolio. However, it is possible that the Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of a segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account. If the contract owner is considered the owner of the segregated asset account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued. If such pronouncements are issued, the Portfolio would seek to modify the structure of the Portfolio.

Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.

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Taxation of Portfolio Distributions

The Portfolio anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to shareholders.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities, including its redemption of shares of an Underlying Fund (see “Taxation of the Portfolio ─Fund of funds corporate structures” above). Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held their shares in the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts.

Dividends-received deduction for corporations. Ordinary income dividends designated by the Portfolio as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Consent dividends. The Portfolio may utilize consent dividend provisions of Section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Portfolio to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Portfolio.

Pass-through of foreign tax credits. If at the end of the fiscal year more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund of funds corporate structures”, an Underlying Fund) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund). If this election is made, the Portfolio may report more taxable income to a shareholder than it actually distributes. The shareholder will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide shareholders with the information necessary to claim this deduction or credit on their personal income tax return if it makes this election. The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund). Additionally, any foreign tax withheld

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on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

Options, futures, forward contracts, swap agreements and hedging transactions. A portfolio’s transactions in derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. Shareholders should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to shareholders by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio(or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to shareholders.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

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PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolio and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolio. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolio and Underlying Funds, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolio and Underlying Funds in a manner that the Advisor determines is in the best interests of the Portfolio and Underlying Funds and which seeks to maximize the value of the Portfolio's and an Underlying Fund's investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolio and Underlying Funds, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolio or an Underlying Fund, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio or an Underlying Fund. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for the Portfolio or an Underlying Fund where the Advisor has agreed to assume the costs of the Portfolio's or an Underlying Fund's voting expenses because, for the Portfolio or an Underlying Fund, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolio or an Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when the Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when the Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when the Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the

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1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or an Underlying Fund would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the Portfolio or an Underlying Fund. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of the Portfolio or an Underlying Fund to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to the Portfolio or an Underlying Fund of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each account and country periodically, no less frequently than annually. In certain circumstances, for example, for an account with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for an account. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio or an Underlying Fund, that the Portfolio's or an Underlying Fund's vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio's or an Underlying Fund's investment and that it is in the Portfolio's or an Underlying Fund's best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

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The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolio or an Underlying Fund if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of the Portfolio and Underlying Funds; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how the Portfolio and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio and each Underlying Fund, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. The Portfolio and each Underlying Fund generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public

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Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of the Portfolio and each Underlying Fund. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Institutional Shareholder Services	Proxy voting services	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
SS&C GIDS, Inc.	Transfer Agent	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. None of the Portfolio, the Advisor, or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and the Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

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Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolio or its Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolio that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of the Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Portfolio’s website.

FINANCIAL STATEMENTS

Because the Class L10 shares of the Portfolio had not commenced operations as of October 31, 2025, the Annual Financial Statements & Other Information of the Fund for the fiscal year ended October 31, 2025 do not contain any data regarding the Class L10 shares of the Portfolio.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations that track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other

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information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Because the Portfolio has not commenced operations as of the date of this SAI, the Portfolio does not have performance data.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

A-1

1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

A-2

that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, TX 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Commodity Strategy Portfolio

Ticker: DCMSX

INSTITUTIONAL CLASS SHARES

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers one-hundred and three series of shares. This Statement of Additional Information (“SAI”) relates to the Institutional Class shares of the DFA Commodity Strategy Portfolio (the “Portfolio”).

This SAI is not a Prospectus but should be read in conjunction with the Portfolio’s Prospectus dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Portfolio’s Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Portfolio. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus. This SAI relates to the Institutional Class shares of the Portfolio.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Portfolio. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The Portfolio is diversified under the federal securities laws and regulations.

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities or by indices. This restriction shall not prevent the Portfolio from purchasing or selling commodity-linked derivative instruments, including, but not limited to, swap agreements and commodity-linked structured notes, options, and futures contracts with respect to indices or individual commodities;

(5) engage in the business of underwriting securities issued by others;

(6) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(7) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

With respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings

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made by the Portfolio. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person. The Portfolio does not currently intend to borrow money for investment purposes. Although the investment limitation described in (2) above prohibits loans, the Portfolio is authorized to lend portfolio securities. Investment limitation (2) above also does not, among other things, prevent the Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of the Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

The Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), subject to the requirements regarding credit ratings stated in the Prospectus under “ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE AND POLICIES.” Further, pursuant to Rule 144A under the 1933 Act, the Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

The investment limitations described above do not prohibit the Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Except with respect to the Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

With respect to the investment limitation described in (6) above, the Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above.  The Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets.  Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery, or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

For purposes of the investment limitation described in (7) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.” However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Portfolio’s net assets will be invested in securities issued by any one foreign government or supranational organization. The Portfolio might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. Management will consider such a company to be within the particular industry of the company, and the “industry” of the foreign government, for purposes of compliance with the Portfolio’s policy of not being concentrated in any single industry. In applying the investment limitation described in (7) above, the Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

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The Portfolio has established a subsidiary, Dimensional Cayman Commodity Fund I Ltd. (the “Subsidiary”) for the purposes of conducting its investment operations. With respect to its investments, the wholly-owned Subsidiary of the Portfolio formed in the Cayman Islands, will follow fundamental and non-fundamental investment restrictions substantially similar to those imposed on the Portfolio by the 1940 Act as described above. The Portfolio and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis.

BROKERAGE TRANSACTIONS

The Portfolio acquires and sells securities on a net basis with dealers that are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and credit analysis ability. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Portfolio effects transactions.

The following table reports brokerage commissions paid by the Portfolio during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023.

Portfolio	FISCAL YEAR ENDED 2025	FISCAL YEAR ENDED 2024	FISCAL YEAR ENDED 2023
DFA Commodity Strategy Portfolio[1]	$55,327	$24,019	$28,342

1 Represents the brokerage commissions for the Dimensional Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Portfolio into which the Portfolio invests.

Portfolio transactions of the Portfolio will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invests. The Advisor also checks the rate of commission, if any, being paid by the Portfolio to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Portfolio.

Subject to the duty to seek to obtain best price and execution, transactions of the Portfolio may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of DFAIDG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for the Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or any other registered investment companies.

The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for the Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom

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securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolio.

During the fiscal year ended October 31, 2025, the Portfolio and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any of the Portfolio’s brokerage transactions to a broker because of research services provided.

The Portfolio may purchase securities of its regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). The table below lists the regular brokers or dealers of the Portfolio whose securities (or securities of the broker’s or dealer’s parent company) were acquired by the Portfolio during the fiscal year ended October 31, 2025, as well as the value of such securities held by the Portfolio as of October 31, 2025.

Portfolio	Broker or Dealer	Value of Securities
DFA Commodity Strategy Portfolio	Wells Fargo & Co.	$5,991,802
	JPMorgan Chase & Co.	$5,287,868

INVESTMENT STRATEGIES

Commodity-Linked Derivatives. The Portfolio invests in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

The Portfolio intends to invest in instruments that are linked to some or all of the commodity market sectors under normal market conditions. The five principal sectors include energy, livestock, agriculture, industrial metals, and precious metals.

In selecting investments for the Portfolio, the Advisor may evaluate the underlying commodity, futures contract, index, or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

Swap Agreements. The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and to the extent the Portfolio may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies.

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.

The Portfolio intends to invest in commodity swap agreements. An investment in a commodity swap agreement, for example, may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio

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may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation (whether as a single debt instrument or as part of an index of debt instruments) has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio).

Some types of swap agreements are negotiated bilaterally with a swap dealer and traded over-the-counter (“OTC”) between the two parties (uncleared swaps), while other swaps are transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central counterparty (cleared swaps), and may be traded on swap execution facilities (exchanges). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Advisor’s Investment Committee. To the extent that the Portfolio cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the swap, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

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Pursuant to restrictions imposed on the Portfolio by the Internal Revenue Code of 1986, as amended (the “Code”), which limit the Portfolio’s ability to use swap agreements, the Portfolio limits its direct investments in commodity-linked swap agreements so that the income derived from all agreements linked to commodities at the Portfolio level does not exceed 10% of the Portfolio’s gross income.

The types of swap agreements in which the Portfolio intends to invest do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to the swap agreement defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. In addition, the Portfolio’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs. The Advisor and the Fund do not consider the Portfolio’s obligations under swap contracts senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio’s borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

Commodity-Linked Notes. The Portfolio may gain exposure to the commodities markets through commodity-linked structured notes, swap agreements and commodity futures and options. These instruments have one or more commodity-dependent components. They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index, or other readily measurable economic variable. The Portfolio may invest, either directly or through investments in the Subsidiary, in commodity-linked structured notes, futures and swap agreements whose performance is linked to individual commodities or commodity indices, such as the Bloomberg Commodity Index Total Return, the S&P GSCI Commodity Index, or other similar indices, and options on them.

Limitations on Leverage. As discussed in the Prospectus, some of the commodity-linked notes in which the Portfolio invests may involve leverage. Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would expect to receive based on the amount contributed to the investment. Economically leveraged derivative instruments can increase the gain or the loss associated with changes in the value of the underlying instrument. The Portfolio will seek to limit the amount of economic leverage the Portfolio has under any one commodity-linked note in which it invests and the leverage of the Portfolio’s overall portfolio. The Portfolio will not invest in a commodity-linked note if, at the time of purchase:

1. the note’s “leverage ratio” exceeds 300% of the price increase (or decrease) in the underlying index, commodity or group of commodities; or

2. the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase.

“Leverage ratio” is the expected increase in the value of a derivative instrument, assuming a one percent increase in the underlying index. In other words, for a derivative instrument with a leverage factor of 150%, a 1% gain in the underlying index would be expected to result in a 1.5% gain in value for the derivative instrument. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in the Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on the Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act.

Principal Protection. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, the Portfolio would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no

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protection) instrument. The Advisor’s decision on whether to use principal protection depends in part on the cost of the protection. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer.

With full principal protection, the Portfolio will receive at the maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract, or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract, or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that the instruments may lose.

The Portfolio also may invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract, or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Portfolio may invest in may have no principal protection and the instrument could lose all of its value.

With a partially protected or no principal protection commodity-linked instrument, the Portfolio may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable value to which the note is linked declines over the term of the note. The Advisor, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection. In deciding to purchase a note without principal protection, the Advisor may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract, or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Advisor believes are relevant.

Regulatory Aspects. The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Portfolio, may increase the cost of the Portfolio’s investments and cost of doing business.

Futures Activities. The Portfolio may purchase or sell commodity, foreign currency, interest rate and commodity or securities index futures contracts and related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. The Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities. The Portfolio invests in futures contracts on individual commodities or commodity indices and options on them through the Portfolio’s investment in the Subsidiary. Futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate, or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

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The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Portfolio’s policies.

Futures Contracts. A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Except for commissions, no consideration is paid or received by the Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its futures commission merchant an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may require a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses. The Portfolio also will incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds. To the extent that the Portfolio invests in commodity futures contracts, the assets of the Portfolio, and therefore the prices of the Portfolio’s shares, may be subject to greater volatility.

There are additional factors associated with commodity futures contracts which may subject the Portfolio’s investments in the contracts to greater volatility than investments in traditional securities. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the

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underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Portfolio to reinvest the proceeds of a maturing futures contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.
Options on Futures Contracts. The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

Hedging Generally. The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as the movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio’s portfolio varies from the composition of the index. In an

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effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if the markets do not move as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

The Portfolio will engage in hedging transactions and there can be no assurance that the use of these transactions will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio’s performance. The Portfolio is not obligated to engage in hedging. There is a risk that the Portfolio will have not attempted to hedge its exposure to a particular risk at a time when doing so might have avoided a loss.

To the extent that the Portfolio engages in commodity-linked derivatives and in the strategies described below, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Options and Currency Exchange Transactions. The Portfolio may purchase and write (sell) options on securities, securities indices, currencies, swap agreements and commodity indices for hedging purposes. The Portfolio may enter into futures contracts and options on futures contracts on securities, securities and commodity indices, currencies and commodities and may engage in spot and forward currency exchange transactions (known as “foreign exchange transactions”) for these same purposes. The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Currency Transactions. The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). The Portfolio will conduct its currency exchange transactions on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currency. The Portfolio may also enter into currency futures contracts or options on such contracts (as described below) or purchase exchange-traded currency options.

Forward Currency Contracts. A forward currency contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a fixed rate set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

At the maturity of a forward currency contract, the Portfolio may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

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At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Portfolio either may sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset the Portfolio’s contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio. To the extent the Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions).

Currency Options. The Portfolio may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price that is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price that is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging. The Portfolio’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of the Portfolio’s portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value including accrued interest to the forward date (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Instead, profit to the currency trader is included in the purchase price. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time currency hedges also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level the Portfolio anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, the values will not reflect other factors that may affect the value of the Portfolio’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio’s investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer’s creditworthiness deteriorates.

Commodities and Securities Index Options. The Portfolio may purchase and write exchange- or board of trade-listed and OTC put and call options on commodities and securities indexes. A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index. A securities index

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measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.

Some commodities index options are based on a broad market index, such as the Bloomberg Commodity Index Total Return, or a narrower sub-index covering a single commodity or a themed basket of commodities.

Options on commodities and securities indexes are similar to options on commodities and securities, respectively, except that the delivery requirements are different. Instead of giving the right to take or make delivery of commodities or securities, respectively, at a specified price, an option on a commodities or securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”

Receipt of this cash amount will depend upon the closing level of the commodities or securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Commodities and securities index options may be offset by entering into closing transactions as described above for commodities and securities options.

Uncovered Options Transactions. The Portfolio may write options that are not covered (or so called “naked options”) on portfolio securities. When the Portfolio sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Portfolio sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC Options. The Portfolio may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio generally will be able to realize the value of a dealer option the Portfolio has purchased only by exercising the option or reselling the option to the dealer who issued the option. Similarly, when the Portfolio writes a dealer option, the Portfolio generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, the Portfolio will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

INVESTMENT IN THE SUBSIDIARY

The Portfolio may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary, as determined at the time of investment. Under normal market conditions the Portfolio intends to invest

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between 15% and 25% of its assets in the Subsidiary, provided, however, that if future regulatory or legislative changes alter the tax treatment of commodity-linked derivatives, the Portfolio may no longer invest in the Subsidiary. Investments in the Subsidiary are expected to provide the Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings, as discussed below under “Investments in Commodities.” The Subsidiary is advised by the Advisor and has the same investment objective as the Portfolio. The Subsidiary may invest in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. These investments are subject to substantially similar fundamental, non-fundamental, and certain other investment restrictions as imposed on the Portfolio by the 1940 Act, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to substantially similar compliance policies and procedures, as the policies and procedures adopted by the Portfolio pursuant to the 1940 Act. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Portfolio is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures, and options on futures. Although the Portfolio may enter into these commodity-linked derivative instruments directly, the Portfolio likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Advisor believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Portfolio may invest in the Subsidiary. The Subsidiary also will invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position.

The derivative instruments in which the Portfolio and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Portfolio or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Portfolio’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates, weights, or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Portfolio’s portfolio may deviate from the returns of any particular commodity index. The Portfolio or the Subsidiary also may overweight or underweight its exposure to a particular commodity index or a subset of commodities, such that the Portfolio has greater or lesser exposure to that index than the value of the Portfolio’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Portfolio invests in the Subsidiary, the Portfolio may be subject to the risks associated with those derivative instruments and other securities discussed above.

The Subsidiary has an Investment Management Agreement with the Advisor pursuant to which the Advisor manages the assets of the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary’s average net assets on an annualized basis. Pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary. Pursuant to Sub-Advisory Agreements with the Advisor, each of DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, and Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company organized under the laws of England, may have the authority and responsibility to select brokers and dealers to execute securities transactions for the Subsidiary. The duties of each of DFA Australia and DFAL may include the maintenance of a trading desk for the Subsidiary and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Subsidiary and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Subsidiary and may delegate this task, subject to the Advisor’s own review, to DFA Australia and/or DFAL. DFA Australia may maintain and furnish to the Advisor information and reports on securities of international companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the subsidiary as well as making recommendations and elections on corporate actions. DFAL may maintain and furnish to the Advisor information and reports on securities of United Kingdom and European equity market companies, including its recommendations of securities to be added to the securities that are

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eligible for purchase by the Subsidiary as well as making recommendations and elections on corporate actions. The Subsidiary has entered into an administration agreement with the Advisor pursuant to which the Advisor provides certain administrative services to the Subsidiary, but receives no additional compensation for doing so. The Subsidiary also has entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Portfolio.

The financial statements of the Subsidiary will be included in the Portfolio’s future annual and semi-annual reports (which will include the Subsidiary’s full audited financial statements and unaudited financial statements, respectively) provided to Portfolio shareholders. Copies of the reports are provided without charge upon request.

The Subsidiary is not registered under the 1940 Act, and unless otherwise noted in the Prospectus or this SAI, is not subject to all of the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary both are managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to substantially similar investment restrictions and limitations, and follow substantially similar compliance policies and procedures, as required of the Portfolio by the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Prospectus and the SAI, and could adversely affect the Portfolio. For example, the Cayman Islands currently does not impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders likely would suffer decreased investment returns.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of

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Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of the Portfolio’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for the Portfolio. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK

15

officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of the Portfolio’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of the Portfolio’s investments.

CASH MANAGEMENT PRACTICES

The Portfolio engages in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions, or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, the Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic, or political conditions warrant. In addition, the Portfolio may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolio may invest, under normal circumstances, in short-term repurchase agreements. In addition, the Portfolio may invest in fixed income securities, such as money market instruments, freely convertible currencies, and affiliated and unaffiliated registered and unregistered money market funds. With respect to fixed income instruments, except in connection with corporate actions, the Portfolio will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor. Investments in money market mutual funds may involve a duplication of certain fees and expenses.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment

16

objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

The Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, the Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  The Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time the Portfolio enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price the Portfolio committed to pay or receive for the security.  The Portfolio will lose money if the value of a purchased security falls below the purchase price and the Portfolio will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

TBA SECURITIES

The Portfolio may also engage in purchases or sales of “to be announced” or “TBA” securities. TBA securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for an approximate principal amount, with settlement on a scheduled future date beyond the typical settlement period for most other securities. A TBA transaction typically does not designate the actual security to be delivered. The Portfolio may use TBA trades for investment purposes in order to gain exposure to certain securities, or for hedging purposes. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward commitment transactions.

EXCHANGE TRADED FUNDS

The Portfolio may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Portfolio invests may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. The Portfolio also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects

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investments for the ETF that underperform and the ETF does not meet its investment objective. When the Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

COVERED BONDS

The Portfolio may invest in covered bonds, which are debt securities issued by banks or other financial institutions that provide recourse to both the issuing financial institution and a segregated pool of financial assets (a “cover pool”). The cover pool, which is intended to pay covered bond holders principal and interest when due, is typically comprised of mortgage loans or loans to public sector institutions. In the event of a default, if the cover pool assets are insufficient to satisfy the amounts owed in respect of the bonds, bondholders also have a senior, unsecured claim against the issuer of the covered bond. Market practices surrounding the maintenance of a cover pool, including custody arrangements, vary based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may provide fewer protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by similar factors as other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuer is downgraded or the quality of the assets in the cover pool declines.

PORTFOLIO TURNOVER RATE

The Portfolio is expected to have a higher portfolio turnover rate due to the relatively short maturities of the securities to be acquired. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at

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other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

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Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

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Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

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Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

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Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

25

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:

26

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

* As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

27

Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

28

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

29

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

30

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

31

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

32

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

33

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

34

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

35

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of the Portfolio described in this SAI.

36

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolio. The services provided by State Street are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Portfolio pays State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to the Portfolio under the fee schedule are allocated to the Portfolio based on the Portfolio’s pro-rata portion of the aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolio.

Custodian

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for the Portfolio.

The custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio's portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

37

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolio. Pursuant to an Investment Management Agreement with the Portfolio, the Advisor is responsible for the management of the Portfolio’s assets.

Pursuant to Sub Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Portfolio. DFA Australia’s duties include the maintenance of a trading desk for the and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on securities of international companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to the , DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the Portfolio. DFAL’s duties include the maintenance of a trading desk for the Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Portfolio and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Portfolio and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on securities of United Kingdom and European equity market companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Portfolio as well as making recommendations and elections on corporate actions.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolio or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds

38

for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments

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described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolio. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses section of the Portfolio’s prospectus.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

Portfolio Records

 The Portfolio’s administrator, State Street Bank and Trust Company, maintains certain books and records of the Portfolio that are required by applicable federal regulations at One Congress Street, Suite 1, Boston, MA 02114-2016. The Portfolio’s custodian, Citibank, N.A., also maintains certain books and records of the Portfolio that are required by applicable federal regulations at 111 Wall Street, New York, NY, 10005. The Portfolio and its investment manager, Dimensional Fund Advisors LP, are also responsible for keeping and maintaining Portfolio books and records at 6300 Bee Cave Road, Building One, Austin, TX 78746.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolio paid management fees to the Advisor as set forth in the following table. The management fees set forth in the table are based on the consolidated financial statements of the Portfolio and the Subsidiary.

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Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

DFA Commodity Strategy Portfolio	2025	$3,768	($772)	$2,996
	2024	$3,965	($801)	$3,164
	2023	$5,359	($1,066)	$4,293

FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”) for the Portfolio, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of the Portfolio, on an annualized basis, to no more than 0.55% of the average net assets of such class of the Portfolio (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount of the Institutional Class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. Prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. David A. Plecha, Joseph F. Kolerich and Alan R. Hutchison are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

Other Managed Accounts

In addition to the Portfolio, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

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Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

David A. Plecha

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Joseph F. Kolerich

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Alan R. Hutchison

• 9 U.S. registered mutual funds with $16,903 million in total assets under management.

• 1 unregistered pooled investment vehicle with $4,848 million in total assets under management.

• 1 other accounts with $450 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolio, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by

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a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in the Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolio contained in this SAI that he or she manages as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned
DFA Commodity Strategy Portfolio	David A. Plecha Joseph F. Kolerich Alan R. Hutchison	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

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CODE OF ETHICS

The Fund, the Advisor, DFA Australia, DFAL and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio. The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio, and its shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by the Portfolio unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of the Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of the Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following persons beneficially owned 5% or more of the outstanding securities of the Portfolio, as set forth below:

DFA COMMODITY STRATEGY PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	43.93%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	22.93%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Mac & Co 243104 Fbo Wilmington Real Asset Fund*	8.91%
Attn Mutual Fund Operations
500 Grant St Tm 151-1010
Pittsburgh, PA 15258

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State Street Bank & Trust Company Ttee Custodian Fbo ADP Access 401K Product*	5.24%
1 Lincoln St
Boston, MA 21112

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of the Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of the Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds

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in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section is based on the Code, and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

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In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases

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and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced

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rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions—Pass-through of foreign tax credits” below.

Investments in Commodities

The Portfolio may invest in commodity-linked derivatives and the stock of its own wholly-owned foreign Subsidiary to gain exposure to the commodity markets. This strategy may cause the Portfolio to realize more ordinary income than would be the case if the Portfolio invested directly in commodities. Also, the commodity-linked derivatives and the income earned thereon must be taken into account by the Portfolio in complying with the Distribution and Income Requirements and the Asset Diversification Test as described below.

Distribution requirement. The Portfolio intends to distribute income from the Subsidiary and commodity-linked notes each year to avoid entity-level tax and qualify for taxation as a regulated investment company. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Portfolio. As such, the Portfolio will be required to include in its gross income each year amounts earned by the Subsidiary during that year (Subpart F income), whether or not such earnings are distributed by the Subsidiary to the Portfolio (deemed inclusions). Treasury Regulations also permit the Portfolio to treat deemed inclusions as satisfying the Income Requirement (described below) even if the Subsidiary does not make a distribution of such income. Consequently, the Portfolio and the Subsidiary reserve the right to rely on deemed inclusions being treated as qualifying income to the Portfolio consistent with such regulations. Subpart F income will be distributed by the Portfolio to shareholders (whether such income is received by the Portfolio as an actual distribution or included income as a deemed inclusion) each year as ordinary income, in satisfaction of the Portfolio’s distribution requirement. Such distribution by the Portfolio will not be qualified dividend income eligible for taxation at long-term capital gain rates in the case of noncorporate investors or eligible for the 50% corporate dividends deduction in the case of corporate investors. The Subsidiary likely will also be classified as a PFIC as defined below in “Tax Treatment of Portfolio Transactions - PFIC Investments” but the CFC rules supersede the PFIC rules.

Income requirement. As described above, the Portfolio must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As a result, the Portfolio’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, the Portfolio has received a private letter ruling from the IRS confirming that income from a form of commodity-linked note is qualifying income for these purposes. In addition, the Portfolio has received a private letter ruling from the IRS confirming that income derived from its Subsidiary will be qualifying income, even if the Subsidiary invests in commodity-linked swaps. However, the portion of such rulings regarding the treatment of commodity-linked notes held directly by the Portfolio was revoked. Despite the ruling, the Portfolio historically has not invested directly in commodity-linked notes. As a result, the Portfolio may invest in commodity-linked notes only: (a) directly, to the extent that such investments constitute securities under section 2(a)(36) of the 1940 Act (because such securities generate qualifying income to a regulated investment company, such as the Portfolio), (b) directly, to the extent that the Portfolio believes such investments would not prohibit the Portfolio from qualifying as

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a regulated investment company regardless of the status of the investment as a security under section 2(a)(36) of the 1940 Act, or (c) indirectly, as the Portfolio traditionally has done, through the Subsidiary.

In addition, the Portfolio may gain exposure to commodities through investment in QPTPs, such as an ETF that is classified as a partnership or trust and which invests in commodities, or through the Subsidiary. (See “Tax Treatment of Portfolio Transactions – Investments in partnerships and qualified publicly traded partnerships (“QPTP”)” below.) Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as satisfying the Income Requirement, even if a foreign corporation, such as the Subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Portfolio to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution.

Accordingly, the extent to which the Portfolio invests in commodities or commodity-linked derivatives may be limited by the Income Requirement, which the Portfolio must continue to satisfy to maintain its status as a RIC. The tax treatment of the Portfolio and its shareholders in the event the Portfolio fails to qualify as a RIC is described above under “Taxation of the Portfolio ─Qualification as a regulated investment company.”

Asset diversification test. For purposes of the Asset Diversification Test, the Portfolio’s investment in the Subsidiary would be considered a security of one issuer. Accordingly, the Portfolio intends to limit its investment in the Subsidiary to no more than 25% of the value of the Portfolio’s total assets in order to satisfy the Asset Diversification Test.

Taxation of the Subsidiary. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Portfolio will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below. Additionally, the Subsidiary intends to qualify as a “participating FFI” and enter into an “FFI agreement” with the IRS, or otherwise qualify for an exemption under Chapter 4 of the Code to avoid U.S. withholding tax under the Foreign Account Tax Compliance Act as such terms are described below under the heading, “Foreign Account Tax Compliance Act (“FATCA”).”

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long

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you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”)(see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. Additionally, income from the Subsidiary will not be eligible for treatment as qualified dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your

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U.S. federal income tax (subject to limitations for certain shareholders). For example, the amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

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Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury

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regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Portfolio as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

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Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to

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be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you. Also, see “Investments in Commodities” with respect to the investment in the Subsidiary.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable

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mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption.

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Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in

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registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

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Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and

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taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolio to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolio. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolio, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolio in a manner that the Advisor determines is in the best interests of the Portfolio and which seeks to maximize the value of the Portfolio’s investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolio, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolio, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b)

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determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for the Portfolio where the Advisor has agreed to assume the costs of the Portfolio’s voting expenses because, for the Portfolio, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when the Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when the Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when the Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the Portfolio. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of the Portfolio to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to the Portfolio of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each account and country periodically, no less frequently than annually. In certain circumstances, for example, for an account with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for an account. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio, that the Portfolio’s vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

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For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolio if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of the Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. The Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of the Portfolio. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Institutional Shareholder Services	Proxy voting services	Daily
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request
SS&C GIDS, Inc.	Transfer Agent	Daily
State Street Bank and Trust Company	Fund Administrator and Accounting Agent	Daily

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In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. Neither the Portfolio, the Advisor, or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and the Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolio or its Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolio that occurred after the most recent publicly disclosed Holdings

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Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of the Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Portfolio’s website.

SECURITIES LENDING

The Board has approved the Portfolio’s participation in a securities lending program. Under the securities lending program, Citibank, N.A. serves as the securities lending agent for the Portfolio.

For the fiscal year ended October 31, 2025, the income earned by the Portfolio, as well as the fees and/or compensation paid by the Portfolio (in dollars) pursuant to a securities lending agency/authorization agreement between the Fund, with respect to the Portfolio and Citibank, N.A. (the “Securities Lending Agent”), were as follows:

Fees and/or compensation from securities lending activities and related services:
	Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
DFA Commodity Strategy Portfolio		$326,448	$2,720	$3,451	–	–	$289,001	–	$295,172	$31,276
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolio's annual financial statements due to timing differences, reconciliations and certain other adjustments.

For the fiscal year ended October 31, 2025, the Securities Lending Agent provided the following services for the Portfolio in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolio; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the

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Portfolio; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolio at loan termination.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolio's annual financial statements. The audited financial statements and financial highlights of the Portfolio for its fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

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that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746
Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Investment Dimensions Group Inc. (“DFAIDG” or the “Fund”) is an open-end management investment company that offers one-hundred and three series of shares. This Statement of Additional Information (“SAI”) relates to two series of the Fund (individually, a “Portfolio” and collectively, the “Portfolios”):

International Large Cap Growth Portfolio Ticker: DILRX International Small Cap Growth Portfolio Ticker: DISMX

INSTITUTIONAL CLASS SHARES

This SAI is not a Prospectus but should be read in conjunction with the Prospectus for the Institutional Class Shares of the Portfolios dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Fund’s Annual Financial Statements & Other Information. The Prospectus, annual reports, and Annual Financial Statements & Other Information can be obtained by writing to the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS, POLICIES AND INVESTMENT PROCESS

The following information supplements the information set forth in the Prospectus of the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus. This SAI relates to the Institutional Class shares of the Portfolios.

Dimensional Fund Advisors LP (the "Advisor" or "Dimensional") serves as investment advisor to each Portfolio. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Each Portfolio is diversified under the federal securities laws and regulations.

Because the structure of the Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between investment companies and their affiliates might become applicable.

Each of the Portfolios has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), that, under normal circumstances, at least 80% of the value of each Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in a specific type of investment.  For purposes of each 80% policy, the value of the derivatives in which a Portfolio invests will be calculated in the same way that the values of derivatives are calculated when calculating a Portfolio’s net asset value. Derivative instruments are valued at market price (not notional value) and may be fair valued, for purposes of calculating a Portfolio’s net asset value. Additionally, if a Portfolio changes its 80% investment policy, the Portfolio will notify shareholders at least 60 days before the change and will change the name of the Portfolio.  For more information on each Portfolio’s specific 80% policy, see each Portfolio’s “PRINCIPAL INVESTMENT STRATEGIES” section in the Prospectus.

With respect to each Portfolio, the Advisor has adopted a process that monitors environmental, social, and governance news and large share price movements of eligible portfolio companies to identify issuers whose future financial data may be negatively impacted to a significant degree by environmental, social, or governance factors. The Advisor may use third party tools to assist in filtering news focused on environmental, social and governance issues. Companies that are identified through this process are escalated to the members of the Advisor’s portfolio management team for further evaluation. After review, if the portfolio management team determines that an issuer’s future financial data is likely to be significantly impacted, the issuer may be underweighted, temporarily excluded from further investment, or divested from a Portfolio.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Portfolios with respect to brokerage commissions. The Portfolios will incur brokerage costs when engaging in portfolio transactions for securities. However, the Portfolios will not incur any brokerage costs in connection with their purchase or redemption of shares of other investment companies managed by the Advisor.

The following table reports brokerage commissions paid by the Portfolios during the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023.

Portfolio	FISCAL YEAR ENDED 2025	FISCAL YEAR ENDED 2024	FISCAL YEAR ENDED 2023
International Large Cap Growth Portfolio	$68,635	$91,008	$35,692
International Small Cap Growth Portfolio	$22,360	$32,139	$35,320

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Portfolio transactions of each Portfolio will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for each Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invests. The Advisor also checks the rate of commission, if any, being paid by a Portfolio to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Portfolios that they sub-advise.

Subject to the duty to seek to obtain best price and execution, transactions of the Portfolios may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the Portfolios may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Portfolios with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Investment Management Agreement for each Portfolio permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to each Portfolio.

During the fiscal year ended October 31, 2025, the Portfolios and the Advisor did not through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct any of the Portfolio's brokerage transactions to a broker because of research services provided.

The Portfolios may purchase securities of their regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act). During the fiscal year ended October 31, 2025, the Portfolios did not acquire any securities of their regular brokers or dealers (or securities of the broker's or dealer's parent company).

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

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(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others;

(7) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(8) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

With respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person. The Portfolios do not currently intend to borrow money for investment purposes.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. Investment limitation (2) above also does not, among other things, prevent the Portfolios from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments. Further, pursuant to Rule 144A under the Securities Act of 1933, as amended, the Portfolios may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a

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market in such securities when determining whether a liquid market exists. After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

With respect to the investment limitation described in (7) above, a Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above.  A Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets.  Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

In applying the investment limitation described in (8) above, each Portfolio will consider the investments of other investment companies in which the Portfolio invests to the extent it has sufficient information about the holdings of such investment companies, if applicable.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Further, except with respect to a Portfolio’s limitation on borrowing, illiquid investments or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolios’ investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

Each Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.

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Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio.

FOREIGN CURRENCY TRANSACTIONS

Each Portfolio may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.   Each Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

A Portfolio may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, a Portfolio may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

At the maturity of a forward currency contract, the Portfolio may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Portfolio. To the extent a Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit a Portfolio if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

SWAPS

The Portfolios also may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. The Portfolios may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and

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pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Portfolios may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay a Portfolio an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Portfolio. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides a Portfolio with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Portfolio in connection with its investments in these instruments.

The swaps in which the Portfolios invest involve greater risks than if the Portfolios had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of a Portfolio and the investment performance of the Portfolio may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. A Portfolio’s ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to a Portfolio. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Portfolios may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to a Portfolio, or the Portfolio may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Portfolios’ swaps transactions in accordance with the Fund's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, a Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by a Portfolio of

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the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider a Portfolio’s obligations under swap contracts senior securities and, accordingly, the Portfolios will not treat them as being subject to the Portfolios’ borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that a Portfolio cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Portfolios, may increase the cost of the Portfolios’ investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading

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limitations, each Portfolio may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio, the Portfolio may incur additional compliance and other expenses.

FOREIGN ISSUERS

The Portfolios may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of a Portfolio to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. A Portfolio may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that a Portfolio invests a significant portion of its assets in a specific geographic region or country, a Portfolio will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. A Portfolio, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit a Portfolio's investment opportunities, impairing the Portfolio's ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities; or (ii) other limitations on a Portfolio's ability to invest or hold such securities.

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INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising

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concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of a Portfolio’s investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of a Portfolio’s investments.

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CASH MANAGEMENT PRACTICES

Each Portfolio engages in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions, or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, a Portfolio may make cash investments for temporary defensive purposes during periods in which market, economic, or political conditions warrant. In addition, each Portfolio may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

Each Portfolio may invest cash in short-term repurchase agreements. In addition, each Portfolio may invest a portion of its assets in fixed income securities, such as money market instruments, freely convertible currencies, shares of affiliated and unaffiliated registered and unregistered money market mutual funds, index futures contracts, and options thereon. Investments in money market mutual funds may involve a duplication of certain fees and expenses.

REFLOW REDEMPTION SERVICE

A Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. A Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios' Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolios' activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolios and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Portfolio to maintain cash reserves, reduce Portfolio transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that a Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in

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the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

Each Portfolio may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, each Portfolio may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Portfolio contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  Each Portfolio may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time a Portfolio enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a Portfolio committed to pay or receive for the security.  A Portfolio will lose money if the value of a purchased security falls below the purchase price and a Portfolio will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

EXCHANGE TRADED FUNDS

Each Portfolio may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Portfolios invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. Each Portfolio also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects

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investments for the ETF that underperform and the ETF does not meet its investment objective. When a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Portfolios with the expectation that they will be held for longer than one year. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits

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thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such

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change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

15

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.
Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

16

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).

17

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

18

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

19

Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

20

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in each Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below:

21

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

* As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

22

Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

23

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

24

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

25

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

26

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

27

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

28

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

29

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios. The services provided by State Street are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Portfolios pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to a Portfolio under the fee schedule are allocated to each such Portfolio based on the Portfolio's pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolios.

Custodian

Citibank, N.A., 111 Wall Street, New York, NY, 10005, is the custodian for the Portfolios.

The custodian maintains a separate account or accounts for the Portfolios; receives, holds, and releases portfolio securities on account of the Portfolios; makes receipts and disbursements of money on behalf of the Portfolios; and collects and receives income and other payments and distributions on account of the Portfolios' portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios. Pursuant to an Investment Management Agreement with each Portfolio, the Advisor is responsible for the management of their respective assets.

Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, has the authority and responsibility to select brokers and dealers to execute securities transactions for the Portfolios. DFA Australia’s duties include the maintenance of a trading desk for the Portfolios and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Portfolios and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Portfolios and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on securities of international companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Portfolios as well as making recommendations and elections on corporate actions. In rendering investment management services to the Advisor with respect to the Portfolios, DFA Australia expects to use the resources of certain participating affiliates of DFA Australia. Such participating affiliates are providing such services to DFA Australia pursuant to conditions provided in no-action relief granted by the staff of the SEC allowing registered investment advisers to use portfolio management, research and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Pursuant to Sub-Advisory Agreements with the Advisor, Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for the Portfolios. DFAL’s duties include the maintenance of a trading desk for the Portfolios and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of the Portfolios and reviews the trading process and the execution of securities transactions. The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Portfolios and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on securities of United Kingdom and European equity market companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Portfolios as well as making recommendations and elections on corporate actions.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds

33

for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments

34

described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios' prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds. Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund. For the services it provides as investment advisor to each Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios paid management fees to the Advisor as set forth in the following table.

Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

International Large Cap Growth Portfolio	2025	$2,296	None	$2,296
	2024	$1,739	None	$1,739
	2023	$1,387	None	$1,387

International Small Cap Growth Portfolio	2025	$1,057	None	$1,057
	2024	$1,037	None	$1,037
	2023	$1,027	$91	$1,118	*

*		After recoupment of fees previously waived

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FEE WAIVER AND EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”) for the Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of the Institutional Class of each Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of such class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. A Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

Portfolio	Expense Limitation Amount
International Large Cap Growth Portfolio	0.30%
International Small Cap Growth Portfolio	0.52%

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. The individuals named below are the portfolio managers that coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios.

International Large Cap Growth Portfolio and International Small Cap Growth	Jed S. Fogdall, Joel P. Schneider and Brendan J. McAndrews

Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

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Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

Joel P. Schneider

• 43 U.S. registered mutual funds with $244,419 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 4 other accounts with $4,771 million in total assets under management.

Brendan J. McAndrews

• 21 U.S. registered mutual funds with $97,201 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 9 other accounts with $5,805 million in total assets under management, of which 2 accounts with $1,062 million in assets may be subject to a performance fee.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers

37

by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI that he or she manages as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Manager(s)	Dollar Range of Portfolio Shares Owned

International Large Cap Growth	Jed S. Fogdall Joel P. Schneider Brendan J. McAndrews	None None None
International Small Cap Growth	Jed S. Fogdall Joel P. Schneider Brendan J. McAndrews	None None None

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

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CODE OF ETHICS

The Fund, the Advisor, DFA Australia Limited, Dimensional Fund Advisors Ltd., and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios. The Code of Ethics is designed to ensure that access persons act in the interest of a Portfolio, and its shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by a Portfolio unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following persons beneficially owned 5% or more of the outstanding securities of a Portfolio, as set forth below:

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	43.98%
101 Montgomery St
San Francisco, CA 94104

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	21.77%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

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INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	35.32%
101 Montgomery St
San Francisco, CA 94104

Mid Atlantic Trust Co Fbo Various Accounts*	30.24%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	9.84%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit Of Customers*	8.26%
575 Washington Blvd
6th Floor, Mutual Fund Department
Jersey City, NJ 73101

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all of the Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

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The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of any Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of the Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax

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year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to

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increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

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Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions – Pass-through of foreign tax credits” below.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will

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decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

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U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”). However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different

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dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, including the information provided pursuant to compliance with cost basis reporting requirements, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

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Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if

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any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the

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Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon

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regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

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Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

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Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a

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U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described

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above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolios to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolios, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolios in a manner that the Advisor determines is in the best interests of the Portfolios and which seeks to maximize the value of the Portfolios’ investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolios, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolios, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Portfolio where the Advisor has agreed to assume the costs of the Portfolio’s voting expenses because, for such Portfolio, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination

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regarding how to vote or to abstain for a proxy on behalf of a Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of the Fund.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of a Portfolio. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a Portfolio to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a Portfolio of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each Portfolio and country periodically, no less frequently than annually. In certain circumstances, for example, for a Portfolio with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for such Portfolio. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio, that the Portfolio’s vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on

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loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s investment and that it is in the Portfolio’s best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolios, if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how a Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of a Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

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Online Disclosure of Portfolio Holdings Information. Each Portfolio generally discloses its complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

From time to time, the Advisor and/or a Portfolio may provide a list of securities that the Portfolio would expect to distribute in-kind upon a request by a shareholder to redeem shares in-kind (the “Redemption Basket”) on the Advisor’s public website. Any such Redemption Basket may be posted daily on its public website as disclosed in the prospectus of the Portfolio.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of a Portfolio. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolios had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency

Citibank, N.A.	Fund Custodian	Daily
Citibank, N.A.	Middle Office Operational Support Service Provider to the Advisor	Daily
Institutional Shareholder Services	Proxy voting services	Daily
Marquette Associates, Inc.	Monitoring investor exposure and investment strategy	Quarterly
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Pricing Service Vendor	Fair Value Information Services	Daily
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request
SS&C GIDS, Inc.	Transfer Agent	Daily

State Street Bank and Trust Company	Fund Administrator and Accounting Agent	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. None of the Portfolios, the Advisor or any other party receives any compensation in connection with these arrangements.

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The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of the Fund, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and each Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) a Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits a Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of

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the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of a Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of a Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of a Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on a Portfolio’s website.

SECURITIES LENDING

The Board of the following Portfolios (collectively, the “Securities Lending Portfolios”) has approved their participation in a securities lending program. Under the securities lending program, Citibank, N.A. serves as the securities lending agent for those Securities Lending Portfolios (the "Securities Lending Agent").

For the fiscal year ended October 31, 2025, the income earned by the Securities Lending Portfolios, as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agency/authorization agreement between the Portfolios and the Securities Lending Agent, were as follows:

Fees and/or compensation from securities lending activities and related services:
Portfolio*	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid from any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees / compensation for securities lending activities	Net Income from securities lending activities
International Large Cap Growth Portfolio	$1,812,840	$17,369	$18,206	–	–	$1,577,534	–	$1,613,109	$199,731
International Small Cap Growth Portfolio	$724,051	$20,730	$6,188	–	–	$458,674	–	$485,592	$238,459
*	The amounts included in the table above may differ from the amounts disclosed in the Portfolios' annual financial statements due to timing differences, reconciliations and certain other adjustments.

For the fiscal year ended October 31, 2025, the Securities Lending Agent provided the following services for the Securities Lending Portfolios in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Portfolios; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Portfolios; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity relating to loaned securities; and (viii) arranging for return of loaned securities to the Portfolios at loan termination.

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FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios' annual financial statements. The audited financial statements and financial highlights of the Portfolios for their fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

A shareholder may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

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that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

A-17

INSTITUTIONAL CLASS SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

Dimensional Retirement Income Fund

Ticker: TDIFX

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers one hundred and three series of shares. DFAIDG is referred to as the “Fund” in this Statement of Additional Information (“SAI”). This SAI relates to the Institutional Class shares of the Dimensional Retirement Income Fund (the “Portfolio”).

This SAI is not a prospectus but should be read in conjunction with the Prospectus for the Institutional Class shares of the Portfolio, dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolio are incorporated by reference from the Portfolio’s Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES

The Portfolio described in this SAI is a “fund of funds” that seeks to achieve its investment objective by investing its assets in funds managed by Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”). The portfolios of DFAIDG and Dimensional Investment Group Inc. (“DIG”) in which the Portfolio may invest may be referred to as the “Underlying Funds.” The Underlying Funds in which the Portfolio may invest include:

Domestic Equity Underlying Funds—U.S. Large Company Portfolio and U.S. Core Equity 1 Portfolio

International Equity Underlying Funds—Large Cap International Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio

Fixed Income Underlying Funds—DFA One-Year Fixed Income Portfolio and DFA Inflation-Protected Securities Portfolio

This SAI describes the Institutional Class shares of the Portfolio. Dimensional serves as investment advisor to the Portfolio and each Underlying Fund. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The following information supplements the information set forth in the Prospectus. Unless otherwise indicated, the following information applies to the Portfolio and each Underlying Fund.

The Portfolio and each Underlying Fund are diversified under the federal securities laws and regulations.

Because the structure of certain Underlying Funds is based on the relative market capitalizations of eligible holdings, it is possible that those Underlying Funds might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Underlying Funds with respect to brokerage commissions. The Portfolio does not incur any brokerage costs in connection with its purchase or redemption of shares of the Underlying Funds.

The Fixed Income Underlying Funds acquire and sell securities on a net basis with dealers that are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Underlying Funds effect transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution. The Underlying Funds will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers that effect transactions for the Underlying Funds to determine the effect that the brokers’ trading has on the market prices of the securities in which the Underlying Funds invest. The Advisor also checks the rate of commission, if any, being paid by the Underlying Funds to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Underlying Funds that they sub-advise.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Boards of Directors of DFAIDG and DIG, is prohibited from selecting brokers and dealers to effect the portfolio

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securities transactions for the Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or any other registered investment companies.

Companies eligible for purchase by the U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Underlying Funds with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The investment management agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Underlying Funds.

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed with respect to the Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

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(5) purchase the securities of any one issuer, if immediately after such investment, the Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others;

(7) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(8) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

The investment limitations set forth above only relate to the Portfolio. The Underlying Funds may have investment limitations that are more or less restrictive than those of the Portfolio. The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

The investment limitations described in (5) and (8) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Underlying Funds. In applying the investment limitations, the Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.

Additionally, with respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio. The Portfolio does not currently intend to borrow money for investment purposes. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.

Although the investment limitation described in (2) above prohibits loans, the Portfolio is authorized to lend portfolio securities. The Portfolio does not intend to lend shares of Underlying Funds. Investment limitation (2) above also does not, among other things, prevent the Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of the Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolio will continue to monitor the liquidity of Rule 144A securities.

With respect to the investment limitation described in (7) above, the Portfolio will not issue senior securities, except that the Portfolio may borrow money as described above. The Portfolio may also borrow money for temporary purposes, but not in excess of 5% of the Portfolio’s total assets. Further, a transaction or agreement

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that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

For purposes of the investment limitation described in (8) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.” However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Portfolio’s net assets will be invested in securities issued by any one foreign government or supranational organization.

The investment limitations described above do not prohibit the Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Further, except with respect to the Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

The Portfolio and each Underlying Fund may purchase or sell futures contracts and options on futures contracts for securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. The Portfolio and Underlying Funds, however, do not intend to sell futures contracts to establish short positions in individual securities. The DFA One-Year Fixed Income Portfolio also may purchase or sell futures contracts and options on futures contracts to hedge against changes in interest rates or for non-hedging purposes, such as a substitute for direct investment.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolio or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. The Portfolio or Underlying Fund also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio or Underlying Fund. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. The Portfolio or Underlying Fund expect to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, the Portfolio or Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolio or Underlying Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio or Underlying Fund to substantial losses. In such event, and in the event of adverse price movements, the Portfolio or Underlying Fund would be required to make daily cash payments of variation margin. In such situations, if the Portfolio or Underlying Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In

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addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio or Underlying Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio or Underlying Fund.

FOREIGN CURRENCY TRANSACTIONS

The International Equity Underlying Funds may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.   Such Underlying Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

An International Equity Underlying Fund may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, an International Equity Underlying Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

At the maturity of a forward currency contract, the Underlying Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Underlying Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to an Underlying Fund. To the extent an Underlying Fund engages in forward currency contracts to generate current income, the Underlying Funds will be subject to these risks which the Underlying Funds might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit an Underlying Fund if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

SWAPS

The Domestic and International Equity Underlying Funds (other than U.S. Large Company Portfolio) may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. Such Underlying Funds may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during

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a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Underlying Funds may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay an Underlying Fund an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Underlying Fund. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides an Underlying Fund with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Underlying Fund in connection with its investments in these instruments.

The swaps in which the Underlying Funds invest involve greater risks than if the Underlying Funds had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of an Underlying Fund and the investment performance of the Underlying Fund may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. An Underlying Fund's ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Underlying Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to an Underlying Fund. If a default occurs by the other party to such transaction, the Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Underlying Funds may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to an Underlying Fund, or the Underlying Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Underlying Funds' swaps transactions in accordance with the Fund's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, an Underlying Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Underlying Fund's rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission ("CFTC") currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and

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it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by an Underlying Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Underlying Fund has an open position, or the central counterparty in a swap contract. The assets of the Underlying Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Underlying Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Underlying Fund is also subject to the risk that the FCM could use the Underlying Fund's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider an Underlying Fund's obligations under swap contracts senior securities and, accordingly, the Underlying Funds will not treat them as being subject to the Underlying Funds' borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that an Underlying Fund cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Underlying Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Underlying Fund's net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Underlying Funds, may increase the cost of the Underlying Funds' investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

PARTICIPATORY NOTES

The Emerging Markets Core Equity 2 Portfolio (the “Emerging Markets Underlying Fund”) may invest in equity access products and instruments that have economic characteristics similar to equity securities, such as participation notes (also known as participatory notes) or other structured instruments that may be developed from time to time (collectively, “structured instruments”).

Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity security, basket of securities, or market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of the Emerging Markets Underlying Fund's fundamental industry concentration policy, the Underlying Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of a structured instrument.

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If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying equity security, basket of securities, or market may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate.

Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Emerging Markets Underlying Fund's turnover rate, transaction costs and tax liability. Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Underlying Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Underlying Fund to counterparty risk (and this risk may be amplified if the Underlying Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolio and Underlying Funds, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to the Portfolio or Underlying Funds. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolio or Underlying Funds, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that the Portfolio and Underlying Funds, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires the Portfolio and Underlying Funds to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio or Underlying Funds (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s or Underlying Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s or Underlying Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Portfolio or Underlying Funds may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Portfolio or Underlying Funds can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio or Underlying Funds, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Portfolio or Underlying Funds, the Portfolio or Underlying Funds may incur additional compliance and other expenses.

FOREIGN ISSUERS

The International Equity Underlying Funds may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign

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countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of an Underlying Fund to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. An Underlying Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that an Underlying Fund invests a significant portion of its assets in a specific geographic region or country, an Underlying Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. An Underlying Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit an Underlying Fund's investment opportunities, impairing the Underlying Fund's ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of an Underlying Fund to buy, sell, receive or deliver those securities; or (ii) other limitations on an Underlying Fund's ability to invest or hold such securities.

Emerging markets

The Emerging Markets Underlying Fund may invest in securities from issuers located in emerging markets. Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict the Emerging Markets Underlying Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems which may limit the rights and remedies available to the Emerging Markets Underlying Fund against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication,

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creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Advisor’s ability to evaluate issuers.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

The Emerging Markets Underlying Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Emerging Markets Underlying Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce the Emerging Markets Underlying Fund's income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Emerging Markets Underlying Fund's securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to the Emerging Markets Underlying Fund's shareholders.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative

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positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

Investments in Stock Connect. The Emerging Markets Underlying Fund may invest in China A-shares through Stock Connect. Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Emerging Markets Underlying Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Emerging Markets Underlying Fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit the Emerging Markets Underlying Fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. Beginning December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the Emerging Markets Underlying Fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when

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banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Emerging Markets Underlying Fund is unable to add to or exit its position, which could adversely affect the Emerging Markets Underlying Fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect the Emerging Markets Underlying Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Investments in Variable Interest Entities (“VIEs”). The Emerging Markets Underlying Fund may have investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as VIEs, that operate in sectors in which China restricts and/or prohibits foreign investments. These investments may present additional risks. In a VIE structure, foreign investors, such as the Emerging Markets Underlying Fund, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. Effective March 31, 2023, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either.

It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Emerging Markets Underlying Fund's returns and net asset value.

In addition, foreign companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board or the U.S. government, which could significantly decrease the liquidity and value of such investments.

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GENERAL MARKET AND GEOPOLITICAL RISKS

The value of the Portfolio’s or an Underlying Fund's securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for the Portfolio or an Underlying Fund. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of the Portfolio’s or an Underlying Fund's investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of the Portfolio’s or an Underlying Fund's investments.

CASH MANAGEMENT PRACTICES

The Portfolio and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of

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redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, an Underlying Fund may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of the Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolio and Underlying Funds may invest cash in the following permissible investments:

Portfolio and Underlying Funds	Permissible Cash Investments*

U.S. Large Company Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

U.S. Core Equity 1 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Large Cap International Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

International Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Emerging Markets Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

DFA One-Year Fixed Income Portfolio	Short-term repurchase agreements; shares of affiliated and unaffiliated registered or unregistered money market funds**

DFA Inflation-Protected Securities Portfolio	Short-term repurchase agreements; short-term government fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds, including government money market funds**

Dimensional Retirement Income Fund

Short-term repurchase agreements; U.S. government securities, repurchase agreements and short-term paper; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

* With respect to fixed income instruments, except in connection with corporate actions, the Portfolio and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

** Investments in money market mutual funds may involve duplication of certain fees and expenses.

REFLOW REDEMPTION SERVICE

The Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed

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by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in the Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. The Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolio’s Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolio’s activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolio and its shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for the Portfolio to maintain cash reserves, reduce Portfolio transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that the Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an

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interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

An Underlying Fund may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, an Underlying Fund may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Underlying Fund contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  An Underlying Fund may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time an Underlying Fund enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price an Underlying Fund committed to pay or receive for the security.  An Underlying Fund will lose money if the value of a purchased security falls below the purchase price and an Underlying Fund will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

TBA SECURITIES

The Fixed Income Underlying Funds may also engage in purchases or sales of “to be announced” or “TBA” securities. TBA securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for an approximate principal amount, with settlement on a scheduled future date beyond the typical settlement period for most other securities. A TBA transaction typically does not designate the actual security to be delivered. The Fixed Income Underlying Funds may use TBA trades for investment purposes in order to gain exposure to certain securities, or for hedging purposes. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward commitment transactions.

EXCHANGE TRADED FUNDS

The Domestic and International Equity Underlying Funds may invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Underlying Funds invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of such ETFs. The Domestic and International Equity Underlying Funds also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When an Underlying Fund invests in an ETF, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

COVERED BONDS

The DFA One-Year Fixed Income Portfolio may invest in covered bonds, which are debt securities issued by banks or other financial institutions that provide recourse to both the issuing financial institution and a segregated pool of financial assets (a “cover pool”). The cover pool, which is intended to pay covered bond holders principal and interest when due, is typically comprised of mortgage loans or loans to public sector institutions. In the event of a default, if the cover pool assets are insufficient to satisfy the amounts owed in respect of the bonds, bondholders

16

also have a senior, unsecured claim against the issuer of the covered bond. Market practices surrounding the maintenance of a cover pool, including custody arrangements, vary based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may provide fewer protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by similar factors as other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuer is downgraded or the quality of the assets in the cover pool declines.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Equity Underlying Funds with the expectation that they will be held for longer than one year. Certain Fixed Income Underlying Funds may have higher portfolio turnover rates due to the relatively short maturities of the securities to be acquired. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the "Board") is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

17

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular

18

securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s

19

shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

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Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

24

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

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Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

*  As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.
Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

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Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

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Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

28

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

29

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

30

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

31

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

32

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

33

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

34

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of the Portfolio described in this SAI.

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SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolio and Underlying Funds. The services provided by State Street are subject to supervision by the executive officers and the Boards of Directors of DFAIDG and DIG, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Underlying Funds pay State Street annual fees that are calculated daily and paid monthly according to a fee schedule based on the applicable aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to an Underlying Fund under the fee schedule are allocated to each such Underlying Fund based on the Underlying Fund’s pro-rata portion of the aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolio.

Custodian

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the Portfolio. The custodian maintains a separate account or accounts for the Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolio and each Underlying Fund. Pursuant to an Investment Management Agreement with the Portfolio and each Underlying Fund, the Advisor is responsible for the management of their respective assets.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolio or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the

37

Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolio. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses section of the Portfolio's prospectus.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds.

38

Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund.

The Advisor is not paid a management fee for the services it provides as investment advisor to the Portfolio. Accordingly, for the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolio did not pay investment management fees to the Advisor. As a shareholder of the Underlying Funds, the Portfolio pays its proportionate shares of the management fees paid to the Advisor by the Underlying Funds.

EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Expense Assumption Agreement (the “Expense Assumption Agreement”) for the Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses to 0.06% of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). The Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount that was in place when such prior year expenses were assumed, and the current Expense Limitation Amount in place for the Portfolio. The Portfolio is not obligated to reimburse the Advisor for expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the net amount of expenses assumed/recovered previously assumed expenses pursuant to the Portfolio’s Expense Assumption Agreement is set forth in the following table:

Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

Retirement Income Portfolio	2025	($54)	None	($54)
	2024	($23)	None	($23)
	2023	($23)	None	($23)

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio based on the parameters established by the Investment Committee. Jed S. Fogdall, Joseph F. Kolerich, Mary T. Phillips, David A. Plecha, Allen Pu and Ashish P. Bhagwanjee coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolio.

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Other Managed Accounts

In addition to the Portfolio, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

Joseph F. Kolerich

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Mary T. Phillips

• 48 U.S. registered mutual funds with $176,724 million in total assets under management.

• 8 unregistered pooled investment vehicles with $13,931 million in total assets under management.

• 0 other accounts.

David A. Plecha

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Allen Pu

• 70 U.S. registered mutual funds with $338,223 million in total assets under management.

• 16 unregistered pooled investment vehicles with $29,175 million in total assets under management.

• 0 other accounts.

Ashish P. Bhagwanjee

• 25 U.S. registered mutual funds with $27,013 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 1,754 other accounts with $7,144 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

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Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolio and Underlying Funds, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

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The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in the Portfolio

The portfolio managers and their immediate families did not own any shares of the Portfolio contained in this SAI as of October 31, 2025.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

CODE OF ETHICS

DFAIDG, DIG, the Advisor, and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio and Underlying Funds. The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio and Underlying Funds, and their shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by the Portfolio or an Underlying Fund unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of the Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of the Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following person(s) beneficially owned 5% or more of the outstanding securities of the Portfolio, as set forth below:

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RETIREMENT INCOME PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	43.79%
101 Montgomery St
San Francisco, CA 94104

MG Trust Custodian Fbo Plan Accounts*	18.30%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

Mid Atlantic Trust Co Fbo Various Accounts*	10.32%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	7.23%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund

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to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of the Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of the Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The Portfolio invests in Underlying Funds organized as corporations for federal income tax purposes.

Unless otherwise indicated, the discussion below with respect to the Portfolio includes its pro rata share of the dividends and distributions paid by such Underlying Fund.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

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• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the

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Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the

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result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds corporate structures. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see “Taxation of Portfolio Distributions — Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. Government obligations is unlikely to be exempt from state and local income tax (see “Taxation of Portfolio Distributions – U.S. Government securities” below”). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see “Taxation of Portfolio Distributions – Qualified dividend income for individuals” and “ – Dividends-received deduction for corporations” below). A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions—Pass-through of foreign tax credits” below.

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Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. The Portfolio may also derive capital gains through its redemption of shares of an Underlying Fund classified as a corporation (see “Taxation of the Portfolio ─ Fund of funds corporate structures” above). Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

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Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund of funds corporate structures”, an Underlying Fund) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund). If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). For example, the amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund). Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio or the Underlying Fund. To the extent an Underlying Fund organized as a corporation invests in U.S. Government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

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Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) that are disposed of in the calendar year. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to

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another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements or is provided by the Portfolio as a service to shareholders, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues.

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If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

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Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity

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U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will

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neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio

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from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a

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USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain

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direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Boards of Directors of the Fund and DIG have delegated the authority to vote proxies for the portfolio securities held by the Portfolio and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolio. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on

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the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolio and Underlying Funds, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolio and Underlying Funds in a manner that the Advisor determines is in the best interests of the Portfolio and Underlying Funds and which seeks to maximize the value of the Portfolio's or Underlying Funds' investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolio and Underlying Funds, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolio or Underlying Funds, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio or Underlying Funds. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for the Portfolio or Underlying Funds where the Advisor has agreed to assume the costs of the Portfolio's or an Underlying Fund's voting expenses because, for the Portfolio or Underlying Funds, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolio or Underlying Funds in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Boards of Directors of the Fund and DIG.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when the Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when the Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when the Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio or Underlying Funds would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover

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potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the Portfolio or Underlying Funds. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of the Portfolio or Underlying Funds to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to the Portfolio or Underlying Funds of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each account and country periodically, no less frequently than annually. In certain circumstances, for example, for an account with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for an account. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio or Underlying Funds, that the Portfolio's or an Underlying Fund's vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of the Portfolio's or an Underlying Fund's investment and that it is in the Portfolio's or an Underlying Fund's best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolio or Underlying Funds if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of the Portfolio and Underlying Funds; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services,

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the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how the Portfolio and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund or DIG at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Boards of DFAIDG and DIG have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio and Underlying Funds (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio and Underlying Funds, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. The Portfolio and Underlying Funds generally disclose their complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of the Portfolio and Underlying Funds. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

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As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Institutional Shareholder Services	Proxy voting services	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request
SS&C GIDS, Inc.	Transfer Agent	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. Neither the Portfolio, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of DFAIDG, DIG, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and the Portfolio and Underlying Funds, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio, an Underlying Fund, as applicable has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund and DIG; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition,

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no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, an Underlying Fund, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in the Portfolio or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolio or its Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolio that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of the Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Portfolio’s website.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolio's annual financial statements. The audited financial statements and financial highlights of the Portfolio for its fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

An investor may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are

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prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

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that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

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INSTITUTIONAL CLASS SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers one hundred and three series of shares. DFAIDG is referred to as the “Fund” in this Statement of Additional Information (“SAI”). This SAI relates to three series of DFAIDG (individually, a “Portfolio” and collectively, the “Portfolios”):

Dimensional 2015 Target Date Retirement Income Fund

Ticker: DRIQX

Dimensional 2020 Target Date Retirement Income Fund

Ticker: DRIRX

Dimensional 2025 Target Date Retirement Income Fund

Ticker: DRIUX

This SAI is not a prospectus but should be read in conjunction with the Prospectus for the Institutional Class shares of the Portfolios, dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Portfolios’ Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES

Each of the Portfolios described in this SAI is a “fund of funds” that seeks to achieve its investment objective by investing its assets in funds managed by Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”). The portfolios of DFAIDG and Dimensional Investment Group Inc. (“DIG”) in which the Portfolios may invest may be referred to as the “Underlying Funds.” The Underlying Funds in which the Portfolios may invest include:

Domestic Equity Underlying Funds—U.S. Large Company Portfolio and U.S. Core Equity 1 Portfolio

International Equity Underlying Funds—Large Cap International Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio

Fixed Income Underlying Funds—DFA One-Year Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio and DFA LTIP Portfolio

This SAI describes the Institutional Class shares of the Portfolios. Dimensional serves as investment advisor to each Portfolio and Underlying Fund. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The following information supplements the information set forth in the Prospectus. Unless otherwise indicated, the following information applies to all of the Portfolios and Underlying Funds.

Each Portfolio and Underlying Fund is diversified under the federal securities laws and regulations.

Because the structure of certain Underlying Funds is based on the relative market capitalizations of eligible holdings, it is possible that those Underlying Funds might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Underlying Funds with respect to brokerage commissions. The Portfolios do not incur any brokerage costs in connection with their purchase or redemption of shares of the Underlying Funds.

The Fixed Income Underlying Funds acquire and sell securities on a net basis with dealers that are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Underlying Funds effect transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution. The Underlying Funds will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers that effect transactions for the Underlying Funds to determine the effect that the brokers’ trading has on the market prices of the securities in which the Underlying Funds invest. The Advisor also checks the rate of commission, if any, being paid by the Underlying Funds to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Underlying Funds that they sub-advise.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by

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the Boards of Directors of DFAIDG and DIG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Underlying Funds with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor's execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The investment management agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Underlying Funds.

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

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(5) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others;

(7) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(8) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

The investment limitations set forth above only relate to the Portfolios. The Underlying Funds may have investment limitations that are more or less restrictive than those of the Portfolios. The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

The investment limitations described in (5) and (8) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Underlying Funds. In applying the investment limitations, each Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.

Additionally, with respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio. The Portfolios do not currently intend to borrow money for investment purposes. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. The Portfolios do not intend to lend shares of Underlying Funds. Investment limitation (2) above also does not, among other things, prevent a Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”), the Portfolios may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

With respect to the investment limitation described in (7) above, the Portfolios will not issue senior securities, except that each Portfolio may borrow money as described above. Each Portfolio may also borrow money for temporary purposes, but not in excess of 5% of such Portfolio’s total assets. Further, a transaction or

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agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

For purposes of the investment limitation described in (8) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.” However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of a Portfolio’s net assets will be invested in securities issued by any one foreign government or supranational organization.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Further, except with respect to a Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

Each Portfolio and Underlying Fund may purchase or sell futures contracts and options on futures contracts for securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. The Portfolios and Underlying Funds, however, do not intend to sell futures contracts to establish short positions in individual securities. The DFA LTIP Portfolio may also purchase or sell futures contracts and options on futures contracts to hedge against inflation risk and to hedge against changes in interest rates or for non-hedging purposes, such as a substitute for direct investment.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio or Underlying Fund also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio or Underlying Fund. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio or Underlying Fund expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, a Portfolio or Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Portfolio or Underlying Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio or Underlying Fund to substantial losses. In such event, and in the event of adverse price movements, the Portfolio or Underlying Fund would be required to make daily cash payments of variation margin. In such situations, if the Portfolio or Underlying Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In

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addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio or Underlying Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio or Underlying Fund.

SWAPS

The DFA LTIP Portfolio may enter into certain types of swap agreements, including inflation swap agreements, asset swap agreements and real return swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

The Domestic and International Equity Underlying Funds (other than U.S. Large Company Portfolio) also may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. Such Underlying Funds may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Underlying Funds may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay an Underlying Fund an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the issuer by the Underlying Fund. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides an Underlying Fund with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Underlying Fund in connection with its investments in these instruments.

The swaps in which the Underlying Funds invest involve greater risks than if the Underlying Funds had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk, credit risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of an Underlying Fund and the investment performance of the Underlying Fund may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. An Underlying Fund's ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Underlying Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to an Underlying Fund. If a default occurs by the other party to such transaction, the Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Underlying Funds may experience difficulty in

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valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to an Underlying Fund, or the Underlying Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the DFA LTIP Portfolio to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the DFA LTIP Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Underlying Funds' swaps transactions in accordance with the Fund's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, an Underlying Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Underlying Fund's rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission ("CFTC") currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by an Underlying Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Underlying Fund has an open position, or the central counterparty in a swap contract. The assets of the Underlying Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Underlying Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Underlying Fund is also subject to the risk that the FCM could use the Underlying Fund's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider an Underlying Fund's obligations under swap contracts senior securities and, accordingly, the Underlying Funds will not treat them as being subject to the Underlying Funds' borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that an Underlying Fund cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Underlying Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Underlying Fund's net assets.

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The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Underlying Funds, may increase the cost of the Underlying Funds' investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

PARTICIPATORY NOTES

The Emerging Markets Core Equity 2 Portfolio (the “Emerging Markets Underlying Fund”) may invest in equity access products and instruments that have economic characteristics similar to equity securities, such as participation notes (also known as participatory notes) or other structured instruments that may be developed from time to time (collectively, “structured instruments”).

Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity security, basket of securities, or market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of the Emerging Markets Underlying Fund's fundamental industry concentration policy, the Underlying Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of a structured instrument.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying equity security, basket of securities, or market may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate.

Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Emerging Markets Underlying Fund's turnover rate, transaction costs and tax liability. Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Underlying Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Underlying Fund to counterparty risk (and this risk may be amplified if the Underlying Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

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FOREIGN CURRENCY TRANSACTIONS

The International Equity Underlying Funds and DFA LTIP Portfolio may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  Such Underlying Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

An International Equity Underlying Fund may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, an International Equity Underlying Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The DFA LTIP Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. The DFA LTIP Portfolio may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires.

At the maturity of a forward currency contract, the Underlying Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Underlying Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to an Underlying Fund. To the extent an Underlying Fund engages in forward currency contracts to generate current income, the Underlying Funds will be subject to these risks which the Underlying Funds might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit an Underlying Fund if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios and Underlying Funds described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios and Underlying Funds. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios or Underlying Funds, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio and Underlying Fund, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio and Underlying Fund to meet one of the following tests for its commodity interest positions, other than positions

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entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio or Underlying Fund (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s or Underlying Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s or Underlying Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio or Underlying Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio or Underlying Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio or Underlying Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio or Underlying Fund, the Portfolio or Underlying Fund may incur additional compliance and other expenses.

FOREIGN ISSUERS

The International Equity Underlying Funds and DFA LTIP Portfolio may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of an Underlying Fund to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. An Underlying Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that an Underlying Fund invests a significant portion of its assets in a specific geographic region or country, an Underlying Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. An Underlying Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit an Underlying Fund's investment opportunities, impairing the Underlying Fund's ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely

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impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of an Underlying Fund to buy, sell, receive or deliver those securities; or (ii) other limitations on an Underlying Fund's ability to invest or hold such securities.

Emerging markets

The Emerging Markets Underlying Fund may invest in securities from issuers located in emerging markets. Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict the Emerging Markets Underlying Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems which may limit the rights and remedies available to the Emerging Markets Underlying Fund against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Advisor’s ability to evaluate issuers.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

The Emerging Markets Underlying Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Emerging Markets Underlying Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce the Emerging Markets Underlying Fund's income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Emerging Markets Underlying Fund's securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make

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dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to the Emerging Markets Underlying Fund's shareholders.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines

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in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

Investments in Stock Connect. The Emerging Markets Underlying Fund may invest in China A-shares through Stock Connect. Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Emerging Markets Underlying Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Emerging Markets Underlying Fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit the Emerging Markets Underlying Fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. Beginning December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the Emerging Markets Underlying Fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Emerging Markets Underlying Fund is unable to add to or exit its position, which could adversely affect the Emerging Markets Underlying Fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect the Emerging Markets Underlying Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Investments in Variable Interest Entities (“VIEs”). The Emerging Markets Underlying Fund may have investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as VIEs, that operate in sectors in which China restricts and/or prohibits foreign investments. These investments may present additional risks. In a VIE structure, foreign investors, such as the Emerging Markets Underlying Fund, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

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While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. Effective March 31, 2023, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either.

It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Emerging Markets Underlying Fund's returns and net asset value.

In addition, foreign companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board or the U.S. government, which could significantly decrease the liquidity and value of such investments.

GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s or Underlying Fund's securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio or Underlying Fund. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s

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relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of a Portfolio’s or Underlying Fund's investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of a Portfolio’s or Underlying Fund's investments.

CASH MANAGEMENT PRACTICES

The Portfolios and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, an Underlying Fund may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of the Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolios and Underlying Funds may invest cash in the following permissible investments:

Portfolios and Underlying Funds	Permissible Cash Investments*

U.S. Large Company Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

U.S. Core Equity 1 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Large Cap International Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

International Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Emerging Markets Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

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Portfolios and Underlying Funds	Permissible Cash Investments*
DFA One-Year Fixed Income Portfolio	Short-term repurchase agreements; shares of affiliated and unaffiliated registered or unregistered money market funds**

DFA Inflation-Protected Securities Portfolio	Short-term repurchase agreements; short-term government fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds, including government money market funds**

DFA LTIP Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; shares of affiliated and unaffiliated registered and unregistered money market funds**

Dimensional 2015 Target Date Retirement Income Fund, Dimensional 2020 Target Date Retirement Income Fund and Dimensional 2025 Target Date Retirement Income Fund

Short-term repurchase agreements; U.S. government securities, repurchase agreements and short-term paper; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

* With respect to fixed income instruments, except in connection with corporate actions, the Portfolios and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

** Investments in money market mutual funds may involve duplication of certain fees and expenses.

REFLOW REDEMPTION SERVICE

A Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. A Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios' Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolios' activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolios and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Portfolio to maintain cash reserves, reduce Portfolio

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transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that a Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

An Underlying Fund may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, an Underlying Fund may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Underlying Fund contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  An Underlying Fund may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time an Underlying Fund enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price an Underlying Fund committed to pay or receive for the security.  An Underlying Fund will lose money if the value of a purchased security falls below the purchase price and an Underlying Fund will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

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TBA SECURITIES

The Fixed Income Underlying Funds may also engage in purchases or sales of “to be announced” or “TBA” securities. TBA securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for an approximate principal amount, with settlement on a scheduled future date beyond the typical settlement period for most other securities. A TBA transaction typically does not designate the actual security to be delivered. The Fixed Income Underlying Funds may use TBA trades for investment purposes in order to gain exposure to certain securities, or for hedging purposes. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward commitment transactions.

EXCHANGE TRADED FUNDS

The Domestic and International Equity Underlying Funds may invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.

An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Underlying Funds invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. The Underlying Funds also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When an Underlying Fund invests in an ETF, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

COVERED BONDS

The DFA One-Year Fixed Income Portfolio and DFA LTIP Portfolio may invest in covered bonds, which are debt securities issued by banks or other financial institutions that provide recourse to both the issuing financial institution and a segregated pool of financial assets (a “cover pool”). The cover pool, which is intended to pay covered bond holders principal and interest when due, is typically comprised of mortgage loans or loans to public sector institutions. In the event of a default, if the cover pool assets are insufficient to satisfy the amounts owed in respect of the bonds, bondholders also have a senior, unsecured claim against the issuer of the covered bond. Market practices surrounding the maintenance of a cover pool, including custody arrangements, vary based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may provide fewer protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by similar factors as other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuer is downgraded or the quality of the assets in the cover pool declines.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Equity Underlying Funds with the expectation that they will be held for longer than one year. Certain Fixed Income Underlying Funds may have higher portfolio turnover rates due to the relatively short maturities of the securities to be acquired. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party

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service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

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The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

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With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

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The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

21

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

22

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

23

Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

24

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

25

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolios of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	None	Over $100,000

* As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

26

Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

27

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

28

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

29

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

30

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

31

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

32

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

33

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

34

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI.

35

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios and Underlying Funds. The services provided by State Street are subject to supervision by the executive officers and the Boards of Directors of DFAIDG and DIG, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the applicable aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to an Underlying Fund under the fee schedule are allocated to each such Underlying Fund based on the Underlying Fund's pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolios.

Custodian

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the Portfolios. The custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios and Underlying Funds. Pursuant to an Investment Management Agreement with each Portfolio and Underlying Fund, the Advisor is responsible for the management of their respective assets.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its

37

affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios’ prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds.

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Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund.

The Advisor is not paid a management fee for the services it provides as investment advisor to each Portfolio. Accordingly, for the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios did not pay investment management fees to the Advisor. As shareholders of the Underlying Funds, the Portfolios pay their proportionate shares of the management fees paid to the Advisor by the Underlying Funds.

EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Expense Assumption Agreement (the “Expense Assumption Agreement”) for each Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses to 0.06% of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). The Expense Assumption Agreement for each Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount that was in place when such prior year expenses were assumed, and the current Expense Limitation Amount in place for the Portfolio. A Portfolio is not obligated to reimburse the Advisor for expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the net amount of expenses assumed/recovered previously assumed expenses pursuant to each Portfolio’s Expense Assumption Agreement is set forth in the following table:

Portfolio	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

2015 Target Date Portfolio	2025	($20)	None	($20)
	2024	($26)	None	($26)
	2023	($21)	None	($21)

2020 Target Date Portfolio	2025	$1	None	$1
	2024	($9)	None	($9)
	2023	($9)	None	($9)

2025 Target Date Portfolio	2025	$0	None	$0
	2024	$0	None	$0
	2023	$0	None	$0

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PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. Jed S. Fogdall, Joseph F. Kolerich, Mary T. Phillips, David A. Plecha, Allen Pu and Ashish P. Bhagwanjee coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios.

Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

Joseph F. Kolerich

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Mary T. Phillips

• 48 U.S. registered mutual funds with $176,724 million in total assets under management.

• 8 unregistered pooled investment vehicles with $13,931 million in total assets under management.

• 0 other accounts.

David A. Plecha

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Allen Pu

• 70 U.S. registered mutual funds with $338,223 million in total assets under management.

• 16 unregistered pooled investment vehicles with $29,175 million in total assets under management.

• 0 other accounts.

Ashish P. Bhagwanjee

• 25 U.S. registered mutual funds with $27,013 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 1,754 other accounts with $7,144 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in

40

compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios and Underlying Funds, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an

41

incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

The portfolio managers and their immediate families did not own any shares of the Portfolios contained in this SAI as of October 31, 2025.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

CODE OF ETHICS

DFAIDG, DIG, the Advisor, and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Underlying Funds. The Code of Ethics is designed to ensure that access persons act in the interest of a Portfolio and Underlying Fund, and their shareholders, with respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by a Portfolio or Underlying Fund unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

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PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following person(s) beneficially owned 5% or more of the outstanding securities of each Portfolio, as set forth below:

2015 TARGET DATE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	28.41%
101 Montgomery St
San Francisco, CA 94104

Lincoln Retirement Srvcs Co LLC As Agent Of Lincoln Fin Gr Tr Co Ttee Tricity Healthcare District Natl Security & Retirement Program*	13.16%
1300 S Clinton St
Fort Wayne, IN 46802

Mid Atlantic Trust Co Fbo Various Accounts*	12.96%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	12.27%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

ING National Trust*	6.63%
One Orange Way
Windsor, CT 60954

Lincoln Retirement Srvcs Co LLC As Agent Of Lincoln Fin Gr Tr Co Ttee Money Accumulation Pension Plan Employees Of Tricity Healthcare Dis*	6.41%
1300 S Clinton St
Fort Wayne, IN 46802

Empower Trust Company LLC Ttee Fbo Employee Benefits Clients*	6.19%
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111

2020 TARGET DATE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	23.39%
101 Montgomery St
San Francisco, CA 94104

Mid Atlantic Trust Co Fbo Various Accounts*	22.19%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

Lincoln Retirement Srvcs Co LLC As Agent Of Lincoln Fin Gr Tr Co Ttee Tricity Healthcare District Natl Security & Retirement Program*	12.35%
1300 S Clinton St
Fort Wayne, IN 46802

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Lincoln Retirement Srvcs Co LLC As Agent Of Lincoln Fin Gr Tr Co Ttee Money Accumulation Pension Plan Employees Of Tricity Healthcare Dis*	9.23%
1300 S Clinton St
Fort Wayne, IN 46802

Ascensus Trust Company Fbo Various Retirement Plans*	7.56%
Attn Mutual Funds
PO Box 10758
Fargo, ND 58106

MG Trust Custodian Fbo Plan Accounts*	6.83%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

Empower Trust Company LLC Ttee Fbo Employee Benefits Clients*	5.23%
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111

2025 TARGET DATE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	21.24%
101 Montgomery St
San Francisco, CA 94104

Mid Atlantic Trust Co Fbo Various Accounts*	20.00%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

Lincoln Retirement Srvcs Co LLC As Agent Of Lincoln Fin Gr Tr Co Ttee Tricity Healthcare District Natl Security & Retirement Program*	9.44%
1300 S Clinton St
Fort Wayne, IN 46802

MG Trust Custodian Fbo Plan Accounts*	8.55%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

Ascensus Trust Company Fbo Various Retirement Plans*	8.50%
Attn Mutual Funds
PO Box 10758
Fargo, ND 58106

Lincoln Retirement Srvcs Co LLC As Agent Of Lincoln Fin Gr Tr Co Ttee Money Accumulation Pension Plan Employees Of Tricity Healthcare Dis*	8.39%
1300 S Clinton St
Fort Wayne, IN 46802

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	8.37%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

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Empower Trust Company LLC Ttee Fbo Employee Benefits Clients*	5.78%
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of any Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of a Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

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TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The Portfolios invest in Underlying Funds organized as corporations for federal income tax purposes.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes its pro rata share of the dividends and distributions paid by such Underlying Fund.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or

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of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate,

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thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds corporate structures. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see “Taxation of Portfolio Distributions — Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. Government obligations is unlikely to be exempt from state and local income tax (see “Taxation of Portfolio Distributions - U.S. Government securities” below”). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see “Taxation of Portfolio Distributions – Qualified dividend income for individuals” and “ – Dividends-received deduction for

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corporations” below). A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions—Pass-through of foreign tax credits” below.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. A Portfolio may also derive capital gains through its redemption of shares of an Underlying Fund classified as a corporation (see “Taxation of the Portfolio ─ Fund of funds corporate structures” above). Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your

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shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”)(see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund of funds corporate structures”, an Underlying Fund) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund). If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income

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tax (subject to limitations for certain shareholders). For example, the amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund). Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio or the Underlying Fund. To the extent an Underlying Fund organized as a corporation invests in U.S. Government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

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Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) that are disposed of in the calendar year. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these

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shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements or is provided by the Portfolio as a service to shareholders, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should

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allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and

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similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable

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mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the

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reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

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Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

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• In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA

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with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Boards of the Fund or DIG have delegated the authority to vote proxies for the portfolio securities held by the Portfolios and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolios and Underlying Funds, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolios and Underlying Funds in a manner that the Advisor determines is in the best interests of the Portfolios and Underlying Funds and which seeks to maximize the value of the Portfolios’ and Underlying Funds' investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolios and Underlying Funds, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address

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the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolios and Underlying Funds, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios and Underlying Funds. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Portfolio or Underlying Fund where the Advisor has agreed to assume the costs of the Portfolio’s or Underlying Fund's voting expenses because, for such Portfolio or Underlying Fund, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of the Fund or DIG, as applicable.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio or Underlying Fund would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of a Portfolio or Underlying Fund. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a Portfolio or Underlying Fund to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a Portfolio or Underlying Fund of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each Portfolio or Underlying Fund and country periodically, no less frequently than annually. In certain circumstances, for example, for a Portfolio or Underlying Fund with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s

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cost-benefit analysis may result in the Advisor refraining from voting all proxies for such Portfolio or Underlying Fund. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio or Underlying Fund, that the Portfolio’s or Underlying Fund's vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s or Underlying Fund's investment and that it is in the Portfolio’s or Underlying Fund's best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolios and Underlying Funds if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio or Underlying Fund; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

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Information regarding how each of the Portfolios and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund or DIG at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Boards of DFAIDG and DIG have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio and Underlying Fund (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolios and Underlying Funds, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. The Portfolios and Underlying Funds generally disclose their complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of the Portfolios and Underlying Funds. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Institutional Shareholder Services	Proxy voting services	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request
SS&C GIDS, Inc.	Transfer Agent	Daily

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Recipient	Business Purpose	Frequency
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. None of the Portfolios, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of DFAIDG, DIG, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and each Portfolio and Underlying Fund, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio, an Underlying Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund and DIG; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, an Underlying Fund, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in the Portfolio or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

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Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of the Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Portfolio’s website.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios' annual financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

An investor may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

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that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

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pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

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• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

A-17

INSTITUTIONAL CLASS SHARES

DFA INVESTMENT DIMENSIONS GROUP INC.

6300 Bee Cave Road, Building One, Austin, Texas 78746

Telephone: (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2026

DFA Investment Dimensions Group Inc. (“DFAIDG”) is an open-end management investment company that offers one hundred and three series of shares. DFAIDG is referred to as the “Fund” in this Statement of Additional Information (“SAI”). This SAI relates to nine series of DFAIDG (individually, a “Portfolio” and collectively, the “Portfolios”):

Dimensional 2030 Target Date Retirement Income Fund

Ticker: DRIWX

Dimensional 2035 Target Date Retirement Income Fund

Ticker: DRIGX

Dimensional 2040 Target Date Retirement Income Fund

Ticker: DRIHX

Dimensional 2045 Target Date Retirement Income Fund

Ticker: DRIIX

Dimensional 2050 Target Date Retirement Income Fund

Ticker: DRIJX

Dimensional 2055 Target Date Retirement Income Fund

Ticker: DRIKX

Dimensional 2060 Target Date Retirement Income Fund

Ticker: DRILX

Dimensional 2065 Target Date Retirement Income Fund

Ticker: DTDRX

Dimensional 2070 Target Date Retirement Income Fund

Ticker: DFARX

This SAI is not a prospectus but should be read in conjunction with the Prospectus for the Institutional Class shares of the Portfolios, dated February 28, 2026, as amended from time to time. The audited financial statements and financial highlights of the Portfolios are incorporated by reference from the Portfolios’ Annual Financial Statements & Other Information. A free copy of the Prospectus, annual report, and Annual Financial Statements & Other Information can be obtained by contacting your investment representative, writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES

Each of the Portfolios described in this SAI is a “fund of funds” that seeks to achieve its investment objective by investing its assets in funds managed by Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”). The portfolios of DFAIDG and Dimensional Investment Group Inc. (“DIG”) in which the Portfolios may invest may be referred to as the “Underlying Funds.” The Underlying Funds in which the Portfolios may invest include:

Domestic Equity Underlying Funds—U.S. Large Company Portfolio and U.S. Core Equity 1 Portfolio

International Equity Underlying Funds—Large Cap International Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio

Fixed Income Underlying Funds—DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA One-Year Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio and DFA LTIP Portfolio

This SAI describes the Institutional Class shares of the Portfolios. Dimensional serves as investment advisor to each Portfolio and Underlying Fund. The Advisor is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The following information supplements the information set forth in the Prospectus. Unless otherwise indicated, the following information applies to all of the Portfolios and Underlying Funds.

Each Portfolio and Underlying Fund is diversified under the federal securities laws and regulations.

Because the structure of certain Underlying Funds is based on the relative market capitalizations of eligible holdings, it is possible that those Underlying Funds might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, a Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

BROKERAGE TRANSACTIONS

The following discussion relates to the policies of the Underlying Funds with respect to brokerage commissions. The Portfolios do not incur any brokerage costs in connection with their purchase or redemption of shares of the Underlying Funds.

The Fixed Income Underlying Funds acquire and sell securities on a net basis with dealers that are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and other factors. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Underlying Funds effect transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution. The Underlying Funds will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers that effect transactions for the Underlying Funds to determine the effect that the brokers’ trading has on the market prices of the securities in which the Underlying Funds invest. The Advisor also checks the rate of commission, if any, being paid by the Underlying Funds to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. and DFA Australia Limited also may perform these services for the Underlying Funds that they sub-advise.

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Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares. The Advisor, however, pursuant to policies and procedures approved by the Boards of Directors of DFAIDG and DIG, is prohibited from selecting brokers and dealers to effect the portfolio securities transactions for a Portfolio based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by the U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity 2 Portfolio and Emerging Markets Core Equity 2 Portfolio may be thinly traded securities. The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Advisor places buy and sell orders for the Underlying Funds with various brokerage firms that may act as principal or agent. The Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The investment management agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Underlying Funds.

INVESTMENT LIMITATIONS

Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A “majority” is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

The Portfolios will not:

(1) borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2) make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall a Portfolio be permitted to make a loan to a natural person;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures

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contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(5) purchase the securities of any one issuer, if immediately after such investment, a Portfolio would not qualify as a “diversified company” as that term is defined by the 1940 Act, as amended, and as modified or interpreted by regulatory authority having jurisdiction, from time to time;

(6) engage in the business of underwriting securities issued by others;

(7) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(8) concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

The investment limitations set forth above only relate to the Portfolios. The Underlying Funds may have investment limitations that are more or less restrictive than those of the Portfolios. The investment limitations of the Underlying Funds are set forth in their respective statements of additional information.

The investment limitations described in (5) and (8) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, such as the Underlying Funds. In applying the investment limitations, each Portfolio will look through to the security holdings of the Underlying Funds in which the Portfolio invests.

Additionally, with respect to the investment limitation described in (1) above, each Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by such Portfolio. The Portfolios do not currently intend to borrow money for investment purposes. Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.

Although the investment limitation described in (2) above prohibits loans, each Portfolio is authorized to lend portfolio securities. The Portfolios do not intend to lend shares of Underlying Funds. Investment limitation (2) above also does not, among other things, prevent a Portfolio from engaging in repurchase agreements, acquiring debt or loan instruments in the future or participating in an interfund lending order granted by the SEC.

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Portfolio may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (the “Liquidity Program”). As required by the Liquidity Rule, the Fund has implemented the Liquidity Program, and the Board, including a majority of the disinterested Directors, has appointed a liquidity risk management program administrator (the “Liquidity Program Administrator”) to administer such program. The Liquidity Program Administrator’s responsibilities include, among others, determining the liquidity classification of each Portfolio’s investments and monitoring compliance with the 15% limit on illiquid investments.

Pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”), the Portfolios may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Portfolios will continue to monitor the liquidity of Rule 144A securities.

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With respect to the investment limitation described in (7) above, the Portfolios will not issue senior securities, except that each Portfolio may borrow money as described above. Each Portfolio may also borrow money for temporary purposes, but not in excess of 5% of such Portfolio’s total assets. Further, a transaction or agreement that otherwise might be deemed to create leverage, such as a forward or futures contract, option, swap or when-issued security, delayed delivery or forward commitment transaction, will not be considered a senior security to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

For purposes of the investment limitation described in (8) above, management does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.” However, management currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of a Portfolio’s net assets will be invested in securities issued by any one foreign government or supranational organization.

The investment limitations described above do not prohibit a Portfolio from purchasing or selling futures contracts and options on futures contracts, to the extent otherwise permitted under the Portfolio’s investment strategies. Further, except with respect to a Portfolio’s limitation on borrowing, illiquid investments, or otherwise indicated, with respect to the investment limitations described above, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

FUTURES CONTRACTS

Each Portfolio and Underlying Fund may purchase or sell futures contracts and options on futures contracts for securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio or Underlying Fund. The Portfolios and Underlying Funds, however, do not intend to sell futures contracts to establish short positions in individual securities. The DFA Two-Year Global Fixed Income Portfolio and DFA Short-Term Extended Quality Portfolio may also purchase or sell futures contracts and options on futures contracts to hedge interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment. The DFA LTIP Portfolio may also purchase or sell futures contracts and options on futures contracts to hedge against inflation risk. The DFA One-Year Fixed Income Portfolio, DFA LTIP Portfolio and DFA Inflation-Protected Securities Portfolio also may use futures contracts and options on futures contracts to hedge against changes in interest rates.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Portfolio or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (“FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. A Portfolio or Underlying Fund also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Portfolio or Underlying Fund. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. Each Portfolio or Underlying Fund expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, a Portfolio or Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Portfolio or Underlying Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in

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a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio or Underlying Fund to substantial losses. In such event, and in the event of adverse price movements, the Portfolio or Underlying Fund would be required to make daily cash payments of variation margin. In such situations, if the Portfolio or Underlying Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Portfolio or Underlying Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Portfolio or Underlying Fund.

SWAPS

The DFA Short-Term Extended Quality Portfolio may enter into credit default swap agreements. The DFA LTIP Portfolio may enter into certain types of swap agreements, including inflation swap agreements, asset swap agreements and real return swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

The DFA Short-Term Extended Quality Portfolio may enter into a credit default swap on a single security or instrument (sometimes referred to as a “CDS” transaction) or on a basket or index of securities (sometimes referred to as a “CDX” transaction). The “buyer” in a credit default contract typically is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Underlying Fund may be either the buyer or the seller in the transaction. If the Underlying Fund is a buyer and no credit event occurs, the Underlying Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Underlying Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

The Domestic and International Equity Underlying Funds (other than U.S. Large Company Portfolio) also may enter into equity swaps, including total return swaps and dynamic portfolio total return swaps (“DTRS”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset. Such Underlying Funds may use equity swaps to invest in a market without owning or taking physical custody of securities, including in circumstances where direct investment may be restricted or is otherwise deemed impractical or disadvantageous.

Equity total return swaps can create long or short economic exposure to an underlying equity security, or to a basket of securities. Equity swap contracts may be structured in different ways. For example, under an equity total return swap contract, one party may agree to make payments to another based on the total economic performance of a notional amount of the underlying security or securities (including dividends and changes in market value) during a specified period, in return for periodic payments based on the application of a fixed or variable interest rate to the same notional amount. The purchaser of a long total return swap is paid the amount of any increase in value and pays the amount of any decrease in value, while the purchaser of a short total return swap is paid the amount of any decrease and pays the amount of any increase.

The Underlying Funds may enter into swaps, including DTRS, in order to access a specific equity market without purchasing or selling the underlying securities represented in the DTRS. DTRS are designed to replicate the performance of an underlying reference asset such as a portfolio of equities or ETFs. For example, the issuer of the DTRS agreement may agree to pay an Underlying Fund an amount equal to the performance of the underlying equities in a given period netted against a floating rate plus a spread or a fixed rate in the same period paid to the

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issuer by the Underlying Fund. The reference rate for the floating rate is typically based on an official interbank benchmark rate. The cash flows in a DTRS may be exchanged at maturity or periodically at each reset (e.g., monthly or quarterly). No notional amounts are exchanged at the start or at the maturity of the DTRS. In addition, pursuant to the terms of a DTRS, the underlying equities can be traded in the course of the day thereby changing the composition of the underlying equity portfolio, which provides an Underlying Fund with the ability to vary the market exposure obtained through investment in the DTRS. DTRS are subject to transaction costs, financing costs and other fees which will be borne by the Underlying Fund in connection with its investments in these instruments.

The swaps in which the Underlying Funds invest involve greater risks than if the Underlying Funds had invested in the reference assets directly, since, in addition to general market risks, these instruments are subject to counterparty risk, valuation risk, illiquidity risk, credit risk and interest rate risk, among other risks. Adverse changes in market values, interest rates and currency exchange rates, or in the creditworthiness of swap counterparties and the issuers of the underlying assets may negatively affect the investment performance of an Underlying Fund and the investment performance of the Underlying Fund may be less favorable than it would have been if these investment techniques were not used. Swaps carry counterparty risks that cannot be fully anticipated. An Underlying Fund's ability to realize a profit from swaps transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Underlying Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses to an Underlying Fund. If a default occurs by the other party to such transaction, the Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. In addition, the Underlying Funds may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Under certain circumstances, suitable transactions may not be available to an Underlying Fund, or the Underlying Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. With respect to credit default swaps, a buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Underlying Fund. When the Underlying Fund acts as a seller of a credit default swap, the Underlying Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the DFA LTIP Portfolio to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the DFA LTIP Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders. Moreover, participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Underlying Funds' swaps transactions in accordance with the Fund's Liquidity Program.

As described above, some types of swap agreements, including DTRS, are negotiated bilaterally with a swap dealer and traded OTC between the two parties (“uncleared swaps”), while other swaps are transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (“cleared swaps”), and may be traded on swap execution facilities (“exchanges”). Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, the Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default,

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insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, as noted above, an Underlying Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Underlying Fund's rights as a creditor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and implementing rules adopted by the Commodity Futures Trading Commission ("CFTC") currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by an Underlying Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Underlying Fund has an open position, or the central counterparty in a swap contract. The assets of the Underlying Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Underlying Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, the Underlying Fund is also subject to the risk that the FCM could use the Underlying Fund's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

The Advisor and the Fund do not consider an Underlying Fund's obligations under swap contracts senior securities and, accordingly, the Underlying Funds will not treat them as being subject to the Underlying Funds' borrowing or senior securities restrictions to the extent such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder. To the extent that an Underlying Fund cannot dispose of a swap in the ordinary course of business within seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Underlying Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Underlying Fund's net assets.

The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. The requirements, even if not directly applicable to the Underlying Funds, may increase the cost of the Underlying Funds' investments and cost of doing business. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

PARTICIPATORY NOTES

The Emerging Markets Core Equity 2 Portfolio (the “Emerging Markets Underlying Fund”) may invest in equity access products and instruments that have economic characteristics similar to equity securities, such as participation notes (also known as participatory notes) or other structured instruments that may be developed from time to time (collectively, “structured instruments”).

Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity security, basket of securities, or market. The local branch or

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broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of the Emerging Markets Underlying Fund's fundamental industry concentration policy, the Underlying Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of a structured instrument.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying equity security, basket of securities, or market may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate.

Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Emerging Markets Underlying Fund's turnover rate, transaction costs and tax liability. Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Underlying Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Underlying Fund to counterparty risk (and this risk may be amplified if the Underlying Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

FOREIGN CURRENCY TRANSACTIONS

The International Equity Underlying Funds, DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio and DFA LTIP Portfolio may enter into foreign currency exchange transactions in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates.  Such Underlying Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A foreign currency forward contract involves an obligation to exchange two currencies at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a fixed rate set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

An International Equity Underlying Fund may enter into a foreign currency exchange transaction in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, an International Equity Underlying Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency.

The DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio and DFA LTIP Portfolio may enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. Such Underlying Funds may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires. The DFA Short-Term Extended Quality Portfolio and DFA Two-Year Global Fixed Income Portfolio typically hedge their foreign currency exposure.

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At the maturity of a forward currency contract, the Underlying Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Underlying Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts may be effected with a counterparty other than the counterparty to the original forward contract.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to an Underlying Fund. To the extent an Underlying Fund engages in forward currency contracts to generate current income, the Underlying Funds will be subject to these risks which the Underlying Funds might otherwise avoid (e.g., through use of hedging transactions).

The use of foreign currency exchange transactions may not benefit an Underlying Fund if exchange rates move in an unexpected manner. In addition, these techniques could result in a loss if the counterparty to a transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. These transactions also involve settlement risk, which is the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty.

EXCLUSION FROM COMMODITY POOL OPERATOR STATUS

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios and Underlying Funds described in this SAI, and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to such Portfolios and Underlying Funds. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, the investment strategies of the Portfolios or Underlying Funds, or this SAI.

The terms of the commodity pool operator (“CPO”) exclusion require that each Portfolio and Underlying Fund, among other things, adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable foreign currency forward contracts. Generally, the exclusion from CPO regulation on which the Advisor relies requires each Portfolio and Underlying Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish positions in commodity interests may not exceed 5% of the liquidation value of the portfolio of the Portfolio or Underlying Fund (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Portfolio’s or Underlying Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Portfolio’s or Underlying Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Portfolio or Underlying Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Portfolio or Underlying Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Portfolio or Underlying Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Portfolio or Underlying Fund, the Portfolio or Underlying Fund may incur additional compliance and other expenses.

FOREIGN ISSUERS

The International Equity Underlying Funds, DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio and DFA LTIP Portfolio may acquire and sell securities issued by non-U.S. issuers. There are substantial risks associated with investing in the securities issued by governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the risks inherent in U.S. investments. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. There is also the risk of substantially more government involvement in the economy in foreign

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countries, as well as, the possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may limit the ability of an Underlying Fund to invest in foreign issuers.

Significantly, there is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. An Underlying Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. To the extent that an Underlying Fund invests a significant portion of its assets in a specific geographic region or country, an Underlying Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. In addition, economies of some emerging market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. An Underlying Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S., other nations or other governmental entities (including supranational entities) with respect to certain countries or issuers in various sectors of certain foreign countries may limit an Underlying Fund's investment opportunities, impairing the Underlying Fund's ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the impacted investments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible for the Advisor to predict. Such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain countries or issuers could result in: (i) an immediate freeze on certain securities, impairing the ability of an Underlying Fund to buy, sell, receive or deliver those securities; or (ii) other limitations on an Underlying Fund's ability to invest or hold such securities.

Emerging markets

The Emerging Markets Underlying Fund may invest in securities from issuers located in emerging markets. Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict the Emerging Markets Underlying Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems which may limit the rights and remedies available to the Emerging Markets Underlying Fund against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication,

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creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Advisor’s ability to evaluate issuers.

In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.

The Emerging Markets Underlying Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Emerging Markets Underlying Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce the Emerging Markets Underlying Fund's income from investments in securities or debt instruments of emerging market country issuers.

Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Emerging Markets Underlying Fund's securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to the Emerging Markets Underlying Fund's shareholders.

INVESTMENTS IN THE CHINA REGION

There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party (“CCP”) or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

In addition, investments in China and Taiwan could be adversely affected by their political and economic relationship with each other. China’s relations with Taiwan are severely strained and subject to the risk of rapid deterioration due to territorial disputes, defense and other security concerns. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. The value of investments in China and Taiwan, including derivative

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positions, may be adversely affected by territorial disputes between China and Taiwan. The Chinese and Hong Kong economies are also vulnerable to the disagreements between China and Hong Kong related to integration, which may result in economic disruption.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. Pursuant to Executive Order 13873, “Executive Order on Securing the Information and Communications Technology and Services Supply Chain” (May 15, 2019), the U.S. Department of Commerce promulgated an interim rule designating, solely for the purposes of Executive Order 13873, the People’s Republic of China (“PRC”), including Hong Kong, as a foreign adversary of the United States. The U.S. Department of Commerce subsequently issued a final rule effective July 18, 2024, designating the PRC, including Hong Kong, as a foreign adversary. The regulations established procedures for the review of certain transactions involving information and communications technology and services designed, developed, manufactured, or supplied by persons owned by, controlled by, or subject to the jurisdiction or direction of a foreign adversary and which pose or may pose undue or unacceptable risks to the United States or U.S. persons.

A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional sanctions, tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, may also have an adverse impact on the Chinese economy. In addition, the United States or other governments may from time to time impose restrictions on investments in certain Chinese companies or industries or impose commercial or trade restrictions (but not restrict investments by investors) on certain Chinese companies, each of which may negatively impact the Chinese economy generally or the specific Chinese companies or industries. China has experienced controversies in human rights abuses related to religious and nationalist groups. In 2021, the U.S. passed the Uyghur Forced Labor Prevention Act responding to information concerning the PRC’s treatment of the Uyghurs and other ethnic minorities in the Xinjiang Uyghur Autonomous Region. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy and result in sudden and significant investment losses. The economy of China has experienced significant growth in recent decades, which has been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced deflation and a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth and stabilize the housing market, but it is unclear whether those efforts will be successful. In recent years, the Chinese central and local governments, households and corporations have incurred significant levels of debt, raising concerns of the possibility that widespread defaults could occur and trigger a financial crisis, which could significantly decrease the value and liquidity of Chinese investments.

Investments in Stock Connect. The Emerging Markets Underlying Fund may invest in China A-shares through Stock Connect. Investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Emerging Markets Underlying Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Emerging Markets Underlying Fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit the Emerging Markets Underlying Fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner. Beginning December 31, 2024, through early January 2025, the China Securities Regulatory Commission (“CSRC”) and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the Emerging Markets Underlying Fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the PRC, among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when

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banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Emerging Markets Underlying Fund is unable to add to or exit its position, which could adversely affect the Emerging Markets Underlying Fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect the Emerging Markets Underlying Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. Abuses in accounting, auditing, and financial reporting of China-based firms and companies have resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board (“PCAOB”). An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Investments in Variable Interest Entities (“VIEs”). The Emerging Markets Underlying Fund may have investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as VIEs, that operate in sectors in which China restricts and/or prohibits foreign investments. These investments may present additional risks. In a VIE structure, foreign investors, such as the Emerging Markets Underlying Fund, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. Effective March 31, 2023, the China Securities Regulatory Commission (CSRC) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either.

It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure, generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Emerging Markets Underlying Fund's returns and net asset value.

In addition, foreign companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board or the U.S. government, which could significantly decrease the liquidity and value of such investments.

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GENERAL MARKET AND GEOPOLITICAL RISKS

The value of a Portfolio’s or Underlying Fund's securities changes daily due to economic and other events that affect market prices generally, as well as those that affect particular regions, countries, industries, or issuers. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Portfolio securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, economic sanctions and tariffs, regulatory events and governmental or quasi-governmental actions, among others. Natural and environmental disasters, including weather-related phenomena, also can be highly disruptive to economies and markets and can adversely affect individual issuers, sectors, industries, markets, countries or regions, currencies, interest and inflation rates, credit ratings, and investor sentiment. The occurrence of U.S. and global events similar to those in the last few decades (e.g., natural disasters, virus epidemics, social and political discord, and terrorist attacks around the world) may result in market volatility and/or overall market uncertainty or reduced liquidity with respect to particular issuers, countries or regions, and may have long term effects on both the U.S. and global economies and financial markets. The negative impacts may be particularly acute in certain sectors, countries or regions. The timing and duration of any such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The risks associated with such events may be greater in developing or emerging market countries, many of which have less developed political, financial, healthcare, and/or emergency management systems. Negative global events also can disrupt the operations and processes of any of the service providers for a Portfolio or Underlying Fund. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

POLITICAL, UNITED KINGDOM AND EUROPEAN MARKET RELATED RISKS

Portfolios that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty regarding the ramifications of the United Kingdom’s (UK) vote to exit the European Union (EU) in June 2016 (Brexit). On January 31, 2020, the UK officially withdrew from the EU, subject to a transitional period that ended December 31, 2020. On May 1, 2021, the UK and EU formally entered into the EU-UK Trade and Cooperation Agreement, which principally relates to the trading of goods rather than services, including financial services. Many aspects of the future of the UK’s relationship with the EU, as well as with other countries and regions, remain subject to nascent memorandums of understanding, agreements and/or further negotiation, resulting in uncertainties relating to the UK’s future economic, trading and legal relationships. As the outcomes of such agreements and future negotiations remain unclear, the effects on the UK, EU and the broader global economy are difficult to determine at this time. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets, disruptions in supply chains and declines in UK imports and exports with EU countries. Brexit may continue to cause greater market volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, EU and globally, which could adversely affect the value and liquidity of a Portfolio’s or Underlying Fund's investments.

In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries, or the euro could decline significantly and unpredictably. Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region. While certain measures have been proposed and/or implemented within the UK and EU which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures will achieve their intended effects, which could negatively affect the value of a Portfolio’s or Underlying Fund's investments.

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CASH MANAGEMENT PRACTICES

The Portfolios and Underlying Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, an Underlying Fund may make cash investments for temporary defensive purposes during periods in which market, economic or political conditions warrant. In addition, each of the Underlying Funds may enter into arrangements with its custodian whereby it may earn a credit on its cash balances maintained in its non-interest bearing U.S. Dollar custody cash account to be applied against fund service fees payable to the custodian or the custodian’s subsidiaries for fund services provided.

The Portfolios and Underlying Funds may invest cash in the following permissible investments:

Portfolios and Underlying Funds	Permissible Cash Investments*

U.S. Large Company Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

U.S. Core Equity 1 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Large Cap International Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

International Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

Emerging Markets Core Equity 2 Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

DFA Short-Term Extended Quality Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts, and options thereon; shares of affiliated and unaffiliated registered and unregistered money market funds**

DFA Two-Year Global Fixed Income Portfolio	Short-term repurchase agreements; freely convertible currencies; index futures contracts and options thereon; shares of affiliated and unaffiliated registered or unregistered money market funds**

DFA One-Year Fixed Income Portfolio	Short-term repurchase agreements; shares of affiliated and unaffiliated registered or unregistered money market funds**

DFA Inflation-Protected Securities Portfolio	Short-term repurchase agreements; short-term government fixed income obligations; affiliated and unaffiliated registered and unregistered money market funds, including government money market funds**

DFA LTIP Portfolio

Short-term repurchase agreements; fixed income securities, such as money market instruments; freely convertible currencies; index futures contracts and options thereon; shares of affiliated and unaffiliated registered and unregistered money market funds**

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Portfolios and Underlying Funds	Permissible Cash Investments*

Dimensional 2030 Target Date Retirement Income Fund,

Dimensional 2035 Target Date Retirement Income Fund,

Dimensional 2040 Target Date Retirement Income Fund,

Dimensional 2045 Target Date Retirement Income Fund,

Dimensional 2050 Target Date Retirement Income Fund, Dimensional 2055 Target Date Retirement Income Fund,

Dimensional 2060 Target Date Retirement Income Fund,

Dimensional 2065 Target Date Retirement Income Fund and

Dimensional 2070 Target Date Retirement Income Fund

Short-term repurchase agreements; U.S. government securities, repurchase agreements and short-term paper; index futures contracts and options thereon; affiliated and unaffiliated registered and unregistered money market funds**

* With respect to fixed income instruments, except in connection with corporate actions, the Portfolios and Underlying Funds will invest in fixed income instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.

** Investments in money market mutual funds may involve duplication of certain fees and expenses.

REFLOW REDEMPTION SERVICE

A Portfolio may frequently participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will periodically redeem its entire share position in a Portfolio and may frequently request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. A Portfolio will ultimately determine whether to redeem ReFlow’s position in cash or in-kind based on the best interests of the Portfolio and its shareholders and in accordance with the Portfolio’s redemption in-kind policies. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Purchases and redemptions of Portfolio shares by ReFlow under the program are not considered excessive short-term trading under the Portfolios' Policy Regarding Excessive Short-Term Trading. The Fund’s Annual Financial Statements & Other Information contains detail on the Portfolios' activity in the program for the fiscal year ended October 31, 2025.

The Fund’s Board has approved the use of the ReFlow liquidity program. The Advisor believes that the program may benefit the Portfolios and their shareholders, although there is no guarantee that the program will do so. For example, redemptions in-kind may reduce the need for a Portfolio to maintain cash reserves, reduce Portfolio

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transaction costs, reduce the need to sell Portfolio investments at inopportune times, and lower Portfolio capital gain recognition. To the extent that a Portfolio’s assets do not decline, the Advisor may also benefit.

INTERFUND BORROWING AND LENDING

The DFA Fund Complex (defined below) has received exemptive relief from the SEC which permits the registered investment companies to participate in an interfund lending program among portfolios and series managed by the Advisor (the “Portfolios/Series”) (portfolios that operate as feeder portfolios do not participate in the program). The interfund lending program allows the participating Portfolios/Series to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Portfolios/Series, including the following: (1) no Portfolio/Series may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Portfolios/Series under a loan agreement; and (2) no Portfolio/Series may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Portfolio/Series could invest. In addition, a Portfolio/Series may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Portfolio/Series may not lend to another Portfolio/Series under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Portfolio/Series to any one Portfolio/Series may not exceed 5% of net assets of the lending Portfolio/Series.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio/Series and the borrowing Portfolio/Series. However, no borrowing or lending activity is without risk. If a Portfolio/Series borrows money from another Portfolio/Series, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Portfolio/Series may have to borrow from a bank at higher rates if an interfund loan were not available from another Portfolio/Series. A delay in repayment to a lending Portfolio/Series could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Portfolio/Series could be unable to repay the loan when due.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS

An Underlying Fund may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis.  When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued.  It is possible that the securities will never be issued, and the commitment cancelled.  In addition, an Underlying Fund may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Underlying Fund contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time.  An Underlying Fund may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time an Underlying Fund enters into a when-issued, delayed delivery, to-be-announced, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date.  In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price an Underlying Fund committed to pay or receive for the security.  An Underlying Fund will lose money if the value of a purchased security falls below the purchase price and an Underlying Fund will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

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TBA SECURITIES

The Fixed Income Underlying Funds may also engage in purchases or sales of “to be announced” or “TBA” securities. TBA securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for an approximate principal amount, with settlement on a scheduled future date beyond the typical settlement period for most other securities. A TBA transaction typically does not designate the actual security to be delivered. The Fixed Income Underlying Funds may use TBA trades for investment purposes in order to gain exposure to certain securities, or for hedging purposes. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward commitment transactions.

EXCHANGE TRADED FUNDS

The Domestic and International Equity Underlying Funds may invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.

An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company.  ETFs in which the Underlying Funds invest may be passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. The Underlying Funds also may invest in actively managed ETFs managed by the Advisor that seek to outperform a particular index, sector, market or global segment. Investment in an actively managed ETF is subject to the risk that the investment adviser to the ETF selects investments for the ETF that underperform and the ETF does not meet its investment objective. When an Underlying Fund invests in an ETF, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

COVERED BONDS

The DFA Two-Year Global Fixed Income Portfolio, DFA One-Year Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio and DFA LTIP Portfolio may invest in covered bonds, which are debt securities issued by banks or other financial institutions that provide recourse to both the issuing financial institution and a segregated pool of financial assets (a “cover pool”). The cover pool, which is intended to pay covered bond holders principal and interest when due, is typically comprised of mortgage loans or loans to public sector institutions. In the event of a default, if the cover pool assets are insufficient to satisfy the amounts owed in respect of the bonds, bondholders also have a senior, unsecured claim against the issuer of the covered bond. Market practices surrounding the maintenance of a cover pool, including custody arrangements, vary based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may provide fewer protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by similar factors as other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuer is downgraded or the quality of the assets in the cover pool declines.

PORTFOLIO TURNOVER RATES

Generally, securities will be purchased by the Equity Underlying Funds with the expectation that they will be held for longer than one year. Certain Fixed Income Underlying Funds may have higher portfolio turnover rates due to the relatively short maturities of the securities to be acquired. In addition, variations in turnover rates occur because securities are sold when, in the Advisor’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

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DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of the Fund is comprised of two interested Directors and eight disinterested Directors. Gerard K. O’Reilly, an interested Director, is Chairman of the Board. The disinterested Directors of the Board designated Ingrid M. Werner as the lead disinterested Director. As the lead disinterested Director, Ms. Werner, among other duties: acts as a principal contact for management for communications to the disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the disinterested Directors; raises issues and discusses ideas with management on behalf of the disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the disinterested Directors (other than Committee meetings, which are chaired by the respective Committee Chairperson, if applicable). David G. Booth serves as Chairman Emeritus to the Board. The Board has designated David G. Booth, a former Chairman of the Fund, to serve as Chairman Emeritus to the Board in recognition of his years of service to both the Fund and Advisor. The Chairman Emeritus, which is a non-voting position, provides advice and counsel to the Directors in connection with the Directors’ management of the business and affairs of the Fund. The Board believes the existing Board structure for the Fund is appropriate because it provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided prior to the meeting to the lead disinterested Director in order to provide an opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items. In addition, the disinterested Directors regularly communicate with Mr. O’Reilly and Mr. Butler regarding items of interest to them in between regularly scheduled meetings of the Board. The Board of the Fund meets in person at least four times each year and by telephone at other times. At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has four standing committees. The Audit Committee, Nominating and Governance Committee (the “Nominating Committee”), and Mutual Funds-ETF Relations Committee are composed entirely of disinterested Directors. As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board, and the operation and expense allocations of the portfolios of the Fund. The Investment Strategy Committee (the “Strategy Committee”) assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and the performance of its series.

The Board’s Audit Committee is comprised of Reena Aggarwal, Francis A. Longstaff, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were three Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board’s Nominating Committee is comprised of Ingrid M. Werner, Reena Aggarwal, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Directors and to the full Board. The Nominating Committee works closely with the other disinterested Directors to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance

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practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the disinterested Directors’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were two Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Strategy Committee is comprised of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, Stefan Nagel, and Heather E. Tookes. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Fund, and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Mutual Funds-ETF Relations Committee is comprised of Reena Aggarwal, Darrell Duffie, Stefan Nagel, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the portfolios or changes to the existing expense allocations among the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”), and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and the ETFs in the DFA Fund Complex (defined below). There were three Mutual Funds-ETF Relations Committee meetings held for the Fund during the fiscal year ended October 31, 2025.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third-party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, derivatives and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios. The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and the Fund’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Advisor’s fair valuation process. Such reports also include information concerning illiquid and any worthless securities held by each portfolio. In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to liquidity risk, the Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as

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required by the Liquidity Rule, the Board, including a majority of the disinterested Directors, approved the Fund’s Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. The Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to derivatives risk, the Board approved the designation of the Derivatives Risk Manager (“DRM”), which is responsible for administering the derivatives risk management program (“DRMP”) for the portfolios that are required to adopt and implement a DRMP. The Board regularly receives written reports from the DRM regarding the implementation of the DRMP, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under SEC rules, the disinterested Directors meet in executive session with the Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a candidate to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; (2) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (3) the business activities of the Fund, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (4) whether the person’s business background or other business activities would be incompatible with the Fund’s and the Advisor’s business purposes; (5) the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Fund’s shareholders; and (6) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons

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(naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board. The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders. The Board noted that each Director had professional experience in areas of importance for investment companies. The Board considered that each disinterested Director held an academic position in the areas of finance or accounting. Reena Aggarwal, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes, Stefan Nagel, and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. The Board also noted that Reena Aggarwal, Darrell Duffie, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Gerard K. O’Reilly and David P. Butler contributed valuable experience due to their positions with the Advisor. Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Since 2021

Robert E. McDonough Professor of Finance (since 2003) and Professor of Finance (since 2000), McDonough School of Business, Georgetown University and Director, Georgetown Center for Financial Markets and Policy (since 2010). Formerly, Vice Provost of Faculty, Georgetown University (2016-2020).

165 portfolios in 5 investment companies

Director, Cohen & Steers (asset management firm) (since 2016) and Director, Nuveen Churchill Direct Lending (business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds).

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979).	165 portfolios in 5 investment companies	None

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since 2019	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Formerly, Consultant, Keystone Strategy, LLC (litigation consulting firm) (2025).	165 portfolios in 5 investment companies	Formerly, Director, TNB Inc. (bank) (2020-2025).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Since 2021

Allstate Professor of Insurance and Finance and Distinguished Professor, UCLA, Anderson School of Management (since 1992); Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				165 portfolios in 5 investment companies	None

Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Director	Since 2024

Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); President (since 2025), and formerly, President-Elect (2024-2025) and Vice President (2022-2024), Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022); and formerly, Consultant, The Northern Trust Company (2023-2025).

				165 portfolios in 5 investment companies	Formerly, Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (2024-2025).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	165 portfolios in 5 investment companies

Director, Audit Committee member and formerly, Audit Committee Chair, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee (since 2009) and Audit Committee member (since 2022), UBS Funds (2 investment companies within the fund complex) (9 portfolios). Formerly, Director (2000-2025) and Audit Committee Chair (2019-2022), HNI Corporation (office furniture).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years
Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director	Since 2021	Deputy Dean for Faculty (since 2022) and Professor of Finance (since 2004), Yale School of Management.	165 portfolios in 5 investment companies

Director, Ariel Investments LLC (investment adviser) (since 2017); Director, Charles River Associates (economic consulting firm) (since 2022); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, Payoneer Inc. (digital payments) (2021-2023).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since 2019

Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018); Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014); Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017); and Fellow, Center for Analytical Finance (academic research) (since 2015). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021); formerly, Director, American Finance Association (global association of academic researchers and practitioners in finance) (2019-2022); formerly, Associate Editor, Journal of Finance (2016-2022); formerly, Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (2020-2023); and formerly, Chair, Economic Advisory Committee, FINRA (2017-2024).

				165 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

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Interested Directors

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since 2021 Co-Chief Executive Officer since 2017

Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), Dimensional ETF Trust (since 2020), and Dimensional Funds Trust (since 2025); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services for Dimensional Investment LLC (since 2017); Formerly, Director (2017-2021) of Dimensional Fund Advisors Ltd.

				165 portfolios in 5 investment companies	None

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During At Least the Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships Held During At Least the Past 5 Years

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Co-Chief Investment Officer	Chairman and Director since 2021 Co-Chief Executive Officer since 2017 Co-Chief Investment Officer since February 2024

Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of the DFA Entities; Co-Chief Executive Officer (since 2020), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2020 – February 2024) of Dimensional ETF Trust; Co-Chief Executive Officer and Co-Chief Investment Officer of Dimensional Funds Trust (since 2025); Co-Chief Executive Officer of DFA Canada LLC (since 2018); Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Fund Advisors Canada ULC; Director (since 2017), Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2017 – February 2024) and Vice President (since 2014) of DFA Australia Limited; Co-Chief Investment Officer (since February 2024), Chief Investment Officer (2018 – February 2024) and Vice President (since 2016) of Dimensional Japan Ltd.; Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024), and Chief Investment Officer (2017 – February 2024) of Dimensional Holdings, LLC; Director and Co-Chief Executive Officer (since 2017), Co-Chief Investment Officer (since February 2024) and Chief Investment Officer (2017 – February 2024) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), Dimensional Ireland Limited (since 2018), and Dimensional Funds ICAV (since 2025). Formerly, Director of Dimensional Fund Advisors Ltd. (2018-2021).

				165 portfolios in 5 investment companies	None

1  Each Director holds office for an indefinite term until his or her successor is elected and qualified. The Independent Directors have, however, adopted a retirement policy that permits each Independent Director to serve until December 31st of the year in which the Independent Director turns 75. The Board may determine to extend the term of an Independent Director on a case-by-case basis, as appropriate.

2  Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolios of the Fund in this SAI and in all registered investment companies in the DFA Fund Complex as of December 31, 2025 is set forth in the chart below.

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Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
Reena Aggarwal	None	None Directly; Over $100,000 in Simulated Funds*
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	None	$10,001-$50,000
Francis A. Longstaff	None	None
Stefan Nagel	None	Over $100,000; $50,001 - $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None Directly; Over $100,000 in Simulated Funds*
Ingrid M. Werner	None	Over $100,000; Over $100,000 in Simulated Funds*
Interested Directors:
David P. Butler	None	Over $100,000
Gerard K. O’Reilly	Dimensional 2065 Target Date Retirement Income Portfolio – Over $100,000	Over $100,000

* As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds. Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2025 and the total compensation received from all five registered investment companies for which the Advisor served as investment advisor during that same fiscal year. The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2025.

27

Name and Position	Aggregate Compensation from DFAIDG	Pension or Retirement Benefits as Part of Expense	Estimated Annual Benefits upon Retirement	Deferred Amount[1]	Total Compensation from the DFA Fund Complex paid to the Directors[1,2]

Reena Aggarwal	$238,421	N/A	N/A	$212,500	$425,000
Director
Douglas W. Diamond	$255,457	N/A	N/A	N/A	$455,000
Director
Darrell Duffie	$238,421	N/A	N/A	N/A	$425,000
Director
Francis A. Longstaff	$238,421	N/A	N/A	N/A	$425,000
Director
Stefan Nagel	$238,421	N/A	N/A	$79,000	$425,000
Director
Abbie J. Smith	$255,457	N/A	N/A	N/A	$455,000
Director
Heather E. Tookes	$238,421	N/A	N/A	$252,000	$425,000
Director
Ingrid M Werner	$329,277	N/A	N/A	$85,000	$585,000
Lead Disinterested Director
Randy C. Olson	$239,361	N/A	N/A	N/A	N/A
Chief Compliance Officer

[1]

Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”). Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director. A disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

[2]

The term DFA Fund Complex refers to the five registered investment companies for which the Advisor performs advisory and administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

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Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since 2023

Assistant Treasurer of

• the DFA Fund Complex (since 2023)

• Dimensional Funds Trust (since 2025)

Senior Tax Manager (since 2023) of

• Dimensional Fund Advisors LP

Investment Tax Manager (2020 – 2022) of

• Dimensional Fund Advisors LP

Assistant Vice President Tax Services (2013 – 2020) of

• SS&C ALPS Advisors

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

• DFAIDG, DIG, DFAITC and DEM (since 2019)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President (since 2018) of

• Dimensional Fund Advisors LP

Formerly, Vice President of

• DFA Securities LLC (2018-2024)

• Dimensional Holdings Inc. (2018-2025)

• Dimensional Investment LLC (2018-2025)

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Director and Vice President (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

• Dimensional Japan Ltd.

Vice President of

• DFA Australia Limited (since 2008)

• Dimensional Fund Advisors Canada ULC (since 2024)

Chairman (since 2018) of

29

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors Canada ULC

Director (since 2016) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

Formerly, President (2016 – 2023) of

• Dimensional Fund Advisors Canada ULC

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Interim Chief Executive Officer (2019 – 2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Executive Vice President (2017 – 2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Chief Financial Officer, Director, Treasurer and Vice President (since 2025) of

• Dimensional Exchange Fund GP LLC

Vice President, Chief Financial Officer and Treasurer of

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• DFA Canada LLC (since 2020)

• DFA Securities LLC (since 2020)

• Dimensional Advisors Ltd. (since 2020)

• Dimensional Fund Advisors LP (since 2020)

• Dimensional Fund Advisors Ltd. (since 2020)

• Dimensional Fund Advisors Pte. Ltd. (since 2020)

• Dimensional Holdings Inc. (since 2020)

• Dimensional Hong Kong Limited (since 2020)

• Dimensional Investment LLC (since 2020)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President (since 2021) of

• Dimensional Ireland Limited

Formerly, Chief Financial Officer, Vice President and Treasurer of

• Dimensional Holdings LLC (2020-2025)

30

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Data Integrity Team Lead (2019 – 2021) of

• Clearwater Analytics

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2004)

• DFA Securities LLC (since 2004)

• Dimensional Fund Advisors LP (since 2004)

• Dimensional Holdings Inc. (since 2006)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund I LP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

31

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Carolyn S. Lee 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President of

• DFAIDG, DIG, DEM and DFAITC (since 2010)

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

• Dimensional ETF Trust (since 2020)

Vice President and Secretary of

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Secretary (since 2017) of

• DFAIDG, DIG, DEM and DFAITC

Assistant Secretary (since 2016) of

• DFA Securities LLC

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

Director (since 2025) of

• Dimensional Funds ICAV

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2015)

• Dimensional Fund Advisors LP (since 2015)

• Dimensional Fund Advisors Ltd. (since 2015)

• Dimensional ETF Trust (since 2020)

• DFA Australia Limited (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

• Dimensional Funds Trust (since 2025)

Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President of

• DFA Securities LLC (2015-2024)

• Dimensional Holdings Inc. (2015-2025)

• Dimensional Investment LLC (2015-2025)

32

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Kenneth M. Manell 1972	Vice President	Since 2010

Vice President of

• DFAIDG, DIG, DFAITC and DEM (since 2010)

• Dimensional Fund Advisors LP (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Holdings Inc. (since 2010)

• Dimensional Investment LLC (since 2010)

• Dimensional ETF Trust (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Formerly, Vice President (2010-2024) of

• DFA Securities LLC

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President and Treasurer (since 2025) of

• Dimensional US Equity Exchange Fund LLP

• Dimensional US Equity Exchange Fund I REIT LLC

Vice President of

• Dimensional Fund Advisors Canada ULC (since 2022)

• Dimensional Fund Advisors LP (since 2023)

• Dimensional Exchange Fund GP LLC (since 2025)

Formerly, Vice President

• DFA Securities LLC (2023-2024)

• Dimensional Holdings Inc. (2023-2025)

• Dimensional Investment LLC (2023-2025)

Formerly, Director (2019 – 2021) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

• DFAIDG, DIG, DEM and DFAITC (since 2017)

• Dimensional ETF Trust (since 2020)

• Dimensional Funds Trust (since 2025)

General Counsel of

• DFAIDG, DIG, DEM and DFAITC (since 2001)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional ETF Trust (since 2020)

• Dimensional Exchange Fund GP LLC (since 2025)

33

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

• Dimensional Funds Trust (since 2025)

Executive Vice President of

• DFA Securities LLC (since 2017)

• Dimensional Fund Advisors LP (since 2017)

• Dimensional Holdings Inc. (since 2017)

• Dimensional Investment LLC (since 2017)

• Dimensional Exchange Fund GP LLC (since 2025)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Vice President of

• DFA Australia Limited (since 1997)

• Dimensional Fund Advisors Ltd. (since 1997)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Secretary of

• DFA Australia Limited (since 2001)

• Dimensional Fund Advisors Ltd. (since 2001)

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Securities LLC (since 2006)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Canada LLC (since 2009)

• Dimensional Investment LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2014)

Assistant Secretary of

• Dimensional Hong Kong Limited (since 2012)

Director of

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• DFA Australia Limited (since 2007)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

34

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Japan Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Secretary and General Counsel (2006 – 2025), and Executive Vice President (2006 – 2025) of

• Dimensional Holdings LLC

Selwyn J. Notelovitz 1961	Vice President	Since 2021

Vice President of

• the DFA Fund Complex (since 2021)

• Dimensional Funds Trust (since 2025)

Vice President (since 2012) and Chief Compliance Officer (since 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

Chief Compliance Officer (since 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Formerly, Chief Compliance Officer of

• Dimensional Fund Advisors Canada ULC (2020-2025)

• Dimensional Holdings Inc. (2020-2025)

• Dimensional Investment LLC (2020-2025)

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer of

• the DFA Fund Complex (since 2020)

• Dimensional Fund Advisors Canada ULC (since 2025)

• Dimensional Funds Trust (since 2025)

Vice President (since 2016) of

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2023)

Formerly, Vice President (2016-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

35

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Savina B. Rizova 1981	Co-Chief Investment Officer	Since 2024

Co-Chief Investment Officer of

• DFA Fund Complex (since 2024)

• DFA Australia Limited (since 2024)

• DFA Securities LLC (since 2024)

• Dimensional Cayman Commodity Fund I Ltd. (since 2024)

• Dimensional Fund Advisors Canada ULC (since 2024)

• Dimensional Fund Advisors LP (since 2024)

• Dimensional Japan Ltd. (since 2024)

• Dimensional Funds Trust (since 2025)

Global Head of Research (since 2020) of

• Dimensional Fund Advisors LP

Vice President (since 2012) of

• Dimensional Fund Advisors LP

• DFA Securities LLC

Formerly, Co-Chief Investment Officer (2024-2025) of

• Dimensional Holdings Inc.

• Dimensional Holdings LLC

• Dimensional Investment LLC

Formerly, Vice President (2012-2025) of

• Dimensional Holdings Inc.

• Dimensional Investment LLC

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer of

• the DFA Fund Complex (since 2020)

• Dimensional Funds Trust (since 2025)

Vice President of

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional US Equity Exchange Fund LLP (since 2025)

• Dimensional US Equity Exchange Fund I REIT LLC (since 2025)

Formerly, Vice President (2016-2024) of

• DFA Securities LLC (2016-2024)

• Dimensional Holdings Inc. (2016-2025)

• Dimensional Investment LLC (2016-2025)

1 Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

As of January 31, 2026, the Directors and officers as a group owned less than 1% of the outstanding stock of each Portfolio described in this SAI, except that the Directors and officers, as a group, owned approximately 2.92% of the Dimensional 2065 Target Date Retirement Income Fund.

36

SERVICES TO THE FUND

Administrative Services

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the accounting and administration services agent for the Portfolios and Underlying Funds. The services provided by State Street are subject to supervision by the executive officers and the Boards of Directors of DFAIDG and DIG, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with its custodians. For the administrative and accounting services provided by State Street, the Underlying Funds pay State Street an annual fee that is calculated daily and paid monthly according to a fee schedule based on the applicable aggregate average net assets of the DFA mutual fund complex (“Fund Complex”), which includes four registered investment companies. The fee schedule is set forth in the table below:

Net Asset Value of the Fund Complex (Excluding Fund of Funds)	Annual Basis Point Rate
$0 - $100 Billion	0.324
Over $100 Billion - $200 Billion	0.242
Over $200 Billion - $300 Billion	0.173
Over $300 Billion	0.131

The fees charged to an Underlying Fund under the fee schedule are allocated to each such Underlying Fund based on the Underlying Fund's pro-rata portion of the applicable aggregate average net assets of the Fund Complex.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway Boulevard, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Portfolios.

Custodian

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian for the Portfolios. The custodian maintains a separate account or accounts for a Portfolio; receives, holds, and releases portfolio securities on account of the Portfolio; makes receipts and disbursements of money on behalf of the Portfolio; and collects and receives income and other payments and distributions on account of the Portfolio’s portfolio securities.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Austin, TX 78746.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares. Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered. No sales charges are paid by investors or the Fund. No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio. PwC’s address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Investment Management

Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as investment advisor to the Portfolios and Underlying Funds. Pursuant to an Investment Management Agreement with each Portfolio and Underlying Fund, the Advisor is responsible for the management of their respective assets.

Payments by the Advisor to Certain Third Parties Not Affiliated with the Advisor

The Advisor and its advisory affiliates have entered into arrangements with certain unaffiliated third parties pursuant to which the Advisor or its advisory affiliates make payments from their own assets or provide services to such unaffiliated third parties as further described below. Certain of the unaffiliated third parties who have entered into such arrangements with the Advisor or its advisory affiliates are affiliated with independent financial advisors (“FAs”) whose clients may invest in the Portfolios or other investment companies advised by the Advisor (“DFA Advised Funds”). Generally, the Advisor does not consider the existence of such arrangements with an affiliate, by itself, to be determinative in assessing whether an FA is independent.

Training and Education Related Benefits Provided by the Advisor

From time to time, the Advisor or its affiliates provide certain non-advisory services (such as data collection and analysis or other consulting services) to financial intermediaries (“Intermediaries”) that may be involved in the distribution of DFA Advised Funds and may recommend the purchase of such DFA Advised Funds for their clients. Intermediaries may include, without limitation, FAs, broker-dealers, institutional investment consultants, and plan service providers (such as recordkeepers). The Advisor or its affiliates also may provide services to Intermediaries, including: (i) personnel and outside consultants for purposes of continuing education, internal strategic planning and, for FAs, practice management; (ii) analysis, including historical market analysis and risk/return analysis; (iii) continuing education to investment advisers (some of whom may be dual registered investment advisers/broker-dealers); and (iv) other services.

The Advisor regularly provides educational speakers and facilities for conferences or events for Intermediaries, customers or clients of the Intermediaries, or such customers’ or clients’ service providers, and also may sponsor such events. For its sponsored events, the Advisor typically pays any associated food, beverage, and facilities-related expenses and speakers’ fees. The Advisor has consulting arrangements with certain speakers, who may be affiliated with a client of the Advisor. The Advisor or its affiliates sometimes pay a fee to attend, speak at or assist in sponsoring conferences or events organized by others, and on occasion, pay travel accommodations of certain participants attending such conferences or events. The Advisor’s sponsorship of conferences or events organized by others from time to time includes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, the organizers of such events. Also, from time to time, the Advisor makes direct payments to vendors on behalf of, and/or reimbursement of expenses incurred by, Intermediaries in connection with the Intermediaries hosting educational, training, customer appreciation, or other events for such Intermediaries and/or their customers. Personnel of the Advisor may or may not be present at any of the conferences or events hosted by third parties described above. The Advisor generally will promote its participation in or sponsorship of such conferences or events in marketing or advertising materials. At the request of a client or potential client, the Advisor or its affiliates may also refer such client to one or more Intermediaries.

The provision of these services, arrangements and payments described above by the Advisor present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers to recommend, or otherwise make available, the Advisor’s strategies or DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates. However, the provision of these services, arrangements and payments by the Advisor or its

38

affiliates is not dependent on the amount of DFA Advised Funds or strategies sold or recommended by such Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers.

Consultation Referral Fees Paid by the Advisor

From time to time, consultants of the Advisor are paid a commission for client referrals. Such commissions typically are calculated based on a flat fee, percentage of total fees received by the Advisor as a result of such referrals, or other means agreed to between the Advisor and the consultants.

Payments to Intermediaries by the Advisor

Additionally, the Advisor or its advisory affiliates may enter into arrangements with, and/or make payments from their own assets to, certain Intermediaries to enable access to DFA Advised Funds, or model portfolios that use the DFA Advised Funds, on platforms and through programs or products made available by such Intermediaries or to assist such Intermediaries to upgrade existing technology systems, or implement new technology systems, platforms, programs, or products in order to improve the methods through which the Intermediaries provide services to the Advisor and its advisory affiliates, and/or their clients. The Advisor or its advisory affiliates may also make payments to Intermediaries related to marketing activities and presentations, educational training programs, conferences, data provision services, or making shares of the DFA Advised Funds available to their customers generally and in certain investment programs. The Advisor may make payments to Intermediaries and other financial service providers for data regarding DFA Advised Funds, such as statistical information regarding sales of shares of DFA Advised Funds through Intermediaries. Such arrangements or payments may establish contractual obligations on the part of such Intermediaries to provide DFA Advised Funds, the Advisor, or their clients with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such Intermediaries’ platforms, programs or products. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels, be a fixed amount, and/or depend on assets invested in a particular fund through such Intermediary.

The services, arrangements, and payments described above, which may be significant to the Intermediaries, present conflicts of interest because they provide incentives for Intermediaries, customers or clients of Intermediaries, or such customers’ or clients’ service providers, to recommend, or otherwise make available, DFA Advised Funds to their clients in order to receive or continue to benefit from these arrangements from the Advisor or its affiliates.

As of January 31, 2026, the Intermediaries receiving such payments include: Advyzon, Charles Schwab & Co. Inc., Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC, Great-West Life & Annuity Insurance Company, LPL Financial LLC, National Financial Services, LLC, Orion Portfolio Solutions, LLC, Principal Life Insurance Company, Raymond James & Associates, Inc., Standard Retirement Services, Transamerica Retirement Solutions, LLC, and UBS Financial Services Inc. Any additions, modifications, or deletions to this list of financial intermediaries that have occurred since January 31, 2026 are not included in this list. Please contact your salesperson, advisor, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive.

Any payments described above made by the Advisor, or an affiliate of the Advisor, will be made from their own assets and not from the assets of the Portfolios. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Portfolios’ prospectuses.

Data Services Purchased by the Advisor

The Advisor purchases certain data services and products used by the Advisor for sales, distribution and research purposes. In limited circumstances, a data vendor or its affiliate also provides investment consulting services, and such vendor or affiliated entity may refer one or more of its consulting clients to DFA Advised Funds.

39

Any investment consulting services and referrals are unrelated to the Advisor’s process for the review and purchase of certain data services.

MANAGEMENT FEES

David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, could be deemed controlling persons of the Advisor. Mr. Booth also serves as Chairman Emeritus of the Fund.

The Advisor is not paid a management fee for the services it provides as investment advisor to each Portfolio. Accordingly, for the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Portfolios did not pay investment management fees to the Advisor. As shareholders of the Underlying Funds, the Portfolios pay their proportionate shares of the management fees paid to the Advisor by the Underlying Funds.

EXPENSE ASSUMPTION AGREEMENT

Pursuant to an Expense Assumption Agreement (the “Expense Assumption Agreement”) for each Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses to 0.06% of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). The Expense Assumption Agreement for each Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Fund’s Board of Directors prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount that was in place when such prior year expenses were assumed, and the current Expense Limitation Amount in place for the Portfolio. A Portfolio is not obligated to reimburse the Advisor for expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the net amount of expenses assumed/recovered previously assumed expenses pursuant to each Portfolio’s Expense Assumption Agreement is set forth in the following table:

Portfolio (Inception Date)	For the Fiscal Year Ended October 31,	Gross Management Fees (000)	Management Fees Waived / Expenses Reimbursed (000)	Net Management Fees (After Waivers/Expense Reimbursements) (000)

2030 Target Date Portfolio	2025	$0	None	$0
	2024	$0	None	$0
	2023	$0	None	$0

2035 Target Date Portfolio	2025	$0	None	$0
	2024	$0	None	$0
	2023	$2	None	$2

2040 Target Date Portfolio	2025	$0	None	$0
	2024	$0	None	$0
	2023	$22	None	$22

2045 Target Date Portfolio	2025	$0	None	$0
	2024	$11	None	$11
	2023	$18	None	$18

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2050 Target Date Portfolio	2025	$0	None	$0
	2024	$17	None	$17
	2023	$9	None	$9

2055 Target Date Portfolio	2025	$20	None	$20
	2024	$4	None	$4
	2023	($6)	None	($6)

2060 Target Date Portfolio	2025	$14	None	$14
	2024	($4)	None	($4)
	2023	($12)	None	($12)

2065 Target Date Portfolio	2025	($16)	None	($16)
	2024	($27)	None	($27)
	2023	($23)	None	($23)

2070 Target Date Portfolio (January 2, 2025)	2025	($64)	None	($64)
	2024	N/A	N/A	N/A
	2023	N/A	N/A	N/A

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios based on the parameters established by the Investment Committee. Jed S. Fogdall, Joseph F. Kolerich, Mary T. Phillips, David A. Plecha, Allen Pu and Ashish P. Bhagwanjee coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the Portfolios.

Other Managed Accounts

In addition to the Portfolios, each portfolio manager manages: (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered investment companies; and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2025

Jed S. Fogdall

• 130 U.S. registered mutual funds with $639,053 million in total assets under management.

• 29 unregistered pooled investment vehicles with $38,291 million in total assets under management, of which 1 account with $186 million in assets may be subject to a performance fee.

• 1,799 other accounts with $41,471 million in total assets under management, of which 4 accounts with $1,470 million in assets may be subject to a performance fee.

Joseph F. Kolerich

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Mary T. Phillips	• 48 U.S. registered mutual funds with $176,724 million in total assets under management. • 8 unregistered pooled investment vehicles with $13,931 million in total assets under management.

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• 0 other accounts.

David A. Plecha

• 67 U.S. registered mutual funds with $121,812 million in total assets under management.

• 4 unregistered pooled investment vehicles with $4,870 million in total assets under management.

• 6 other accounts with $2,164 million in total assets under management.

Allen Pu

• 70 U.S. registered mutual funds with $338,223 million in total assets under management.

• 16 unregistered pooled investment vehicles with $29,175 million in total assets under management.

• 0 other accounts.

Ashish P. Bhagwanjee

• 25 U.S. registered mutual funds with $27,013 million in total assets under management.

• 0 unregistered pooled investment vehicles.

• 1,754 other accounts with $7,144 million in total assets under management.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

• Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

• Annual Bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time, by the Board of Directors of the Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Conflicts of interest may arise in the portfolio managers' management of the Portfolios and Underlying Funds, along with other investment companies within the DFA Fund Complex (herein referred to as “portfolios”). Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and account. Other accounts include registered mutual funds and exchange-traded funds (other than the portfolios), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a portfolio. Actual or apparent conflicts of interest include:

• Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by

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a portfolio manager are managed using the same investment approaches that are used in connection with the management of the portfolios.

• Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

• Broker Selection. With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

• Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

• Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to a portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Investments in Each Portfolio

Information relating to each portfolio manager’s ownership (including the ownership of his or her immediate family) in the Portfolios contained in this SAI as of October 31, 2025 is set forth in the chart below.

Portfolio	Portfolio Managers	Dollar Range of Portfolio Shares Owned
Dimensional 2030 Target Date Retirement Income Fund	Jed S. Fogdall Joseph F. Kolerich Mary T. Phillips David A. Plecha Allen Pu Ashish P. Bhagwanjee	None None None None None None
Dimensional 2035 Target Date Retirement Income Fund	Jed S. Fogdall Joseph F. Kolerich Mary T. Phillips David A. Plecha Allen Pu Ashish P. Bhagwanjee	None $100,001 - $500,000 None None None None

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Portfolio	Portfolio Managers	Dollar Range of Portfolio Shares Owned
Dimensional 2040 Target Date Retirement Income Fund	Jed S. Fogdall Joseph F. Kolerich Mary T. Phillips David A. Plecha Allen Pu Ashish P. Bhagwanjee	$10,001 - $50,000 None None None None None
Dimensional 2045 Target Date Retirement Income Fund	Jed S. Fogdall Joseph F. Kolerich Mary T. Phillips David A. Plecha Allen Pu Ashish P. Bhagwanjee	None None None None None None
Dimensional 2050 Target Date Retirement Income Fund	Jed S. Fogdall Joseph F. Kolerich Mary T. Phillips David A. Plecha Allen Pu Ashish P. Bhagwanjee	None None None None None None
Dimensional 2055 Target Date Retirement Income Fund	Jed S. Fogdall Joseph F. Kolerich Mary T. Phillips David A. Plecha Allen Pu Ashish P. Bhagwanjee	None None None None None None
Dimensional 2060 Target Date Retirement Income Fund	Jed S. Fogdall Joseph F. Kolerich Mary T. Phillips David A. Plecha Allen Pu Ashish P. Bhagwanjee	None None None None None None
Dimensional 2065 Target Date Retirement Income Fund	Jed S. Fogdall Joseph F. Kolerich Mary T. Phillips David A. Plecha Allen Pu Ashish P. Bhagwanjee	None None None None None None
Dimensional 2070 Target Date Retirement Income Fund	Jed S. Fogdall Joseph F. Kolerich Mary T. Phillips David A. Plecha Allen Pu Ashish P. Bhagwanjee	None None None None None None

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

CODE OF ETHICS

DFAIDG, DIG, the Advisor, and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Underlying Funds. The Code of Ethics is designed to ensure that access persons act in the interest of a Portfolio and Underlying Fund, and their shareholders, with

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respect to any personal trading of securities. Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities, and money market instruments) which are being purchased, sold, or considered for purchase or sale by a Portfolio or Underlying Fund unless their proposed purchases are approved in advance. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of each Portfolio, when issued and paid for in accordance with the Portfolio’s Prospectus, will be fully paid and non-assessable shares. Each share of common stock of a Portfolio represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences as each other class of the Portfolio, except that on a matter affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the Portfolio or class of shares of the Portfolio which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, the Fund’s shareholders would be entitled to receive, on a per class basis, the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the following person(s) beneficially owned 5% or more of the outstanding securities of each Portfolio, as set forth below:

2030 TARGET DATE PORTFOLIO
Mid Atlantic Trust Co Fbo Various Accounts*	27.08%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	11.30%
101 Montgomery St
San Francisco, CA 94104

MG Trust Custodian Fbo Plan Accounts*	11.05%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

Empower Trust Company LLC Ttee Fbo Employee Benefits Clients*	10.50%
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111

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Ascensus Trust Company Fbo Various Retirement Plans*	9.56%
Attn Mutual Funds
PO Box 10758
Fargo, ND 58106

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	8.59%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Lincoln Retirement Srvcs Co LLC As Agent Of Lincoln Fin Gr Tr Co Ttee Money Accumulation Pension Plan Employees Of Tricity Healthcare Dis*	5.98%
1300 S Clinton St
Fort Wayne, IN 46802

Lincoln Retirement Srvcs Co LLC As Agent Of Lincoln Fin Gr Tr Co Ttee Tricity Healthcare District Natl Security & Retirement Program*	5.06%
1300 S Clinton St
Fort Wayne, IN 46802

2035 TARGET DATE PORTFOLIO
Mid Atlantic Trust Co Fbo Various Accounts*	23.42%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	14.89%
101 Montgomery St
San Francisco, CA 94104

Ascensus Trust Company Fbo Various Retirement Plans*	13.33%
Attn Mutual Funds
PO Box 10758
Fargo, ND 58106

Empower Trust Company LLC Ttee Fbo Employee Benefits Clients*	8.89%
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111

MG Trust Custodian Fbo Plan Accounts*	8.60%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	8.51%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Lincoln Retirement Srvcs Co LLC As Agent Of Lincoln Fin Gr Tr Co Ttee Money Accumulation Pension Plan Employees Of Tricity Healthcare Dis*	6.33%
1300 S Clinton St
Fort Wayne, IN 46802

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Lincoln Retirement Srvcs Co LLC As Agent Of Lincoln Fin Gr Tr Co Ttee Tricity Healthcare District Natl Security & Retirement Program*	5.60%
1300 S Clinton St
Fort Wayne, IN 46802

2040 TARGET DATE PORTFOLIO
Mid Atlantic Trust Co Fbo Various Accounts*	22.57%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	18.08%
101 Montgomery St
San Francisco, CA 94104

Ascensus Trust Company Fbo Various Retirement Plans*	11.47%
Attn Mutual Funds
PO Box 10758
Fargo, ND 58106

Empower Trust Company LLC Ttee Fbo Employee Benefits Clients*	10.03%
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111

MG Trust Custodian Fbo Plan Accounts*	9.08%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	8.95%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

Lincoln Retirement Srvcs Co LLC As Agent Of Lincoln Fin Gr Tr Co Ttee Money Accumulation Pension Plan Employees Of Tricity Healthcare Dis*	5.98%
1300 S Clinton St
Fort Wayne, IN 46802

2045 TARGET DATE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	26.51%
101 Montgomery St
San Francisco, CA 94104

Mid Atlantic Trust Co Fbo Various Accounts*	19.41%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

Ascensus Trust Company Fbo Various Retirement Plans*	11.65%
Attn Mutual Funds
PO Box 10758
Fargo, ND 58106

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MG Trust Custodian Fbo Plan Accounts*	10.58%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

Empower Trust Company LLC Ttee Fbo Employee Benefits Clients*	9.33%
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	7.56%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

2050 TARGET DATE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	25.87%
101 Montgomery St
San Francisco, CA 94104

Mid Atlantic Trust Co Fbo Various Accounts*	18.09%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

Ascensus Trust Company Fbo Various Retirement Plans*	13.38%
Attn Mutual Funds
PO Box 10758
Fargo, ND 58106

Empower Trust Company LLC Ttee Fbo Employee Benefits Clients*	11.01%
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111

MG Trust Custodian Fbo Plan Accounts*	9.01%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	6.87%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

2055 TARGET DATE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	29.11%
101 Montgomery St
San Francisco, CA 94104

Mid Atlantic Trust Co Fbo Various Accounts*	17.38%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

48

Empower Trust Company LLC Ttee Fbo Employee Benefits Clients*	15.37%
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111

MG Trust Custodian Fbo Plan Accounts*	12.66%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

Ascensus Trust Company Fbo Various Retirement Plans*	8.27%
Attn Mutual Funds
PO Box 10758
Fargo, ND 58106

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	5.22%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

2060 TARGET DATE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	34.80%
101 Montgomery St
San Francisco, CA 94104

Empower Trust Company LLC Ttee Fbo Employee Benefits Clients*	16.81%
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111

Mid Atlantic Trust Co Fbo Various Accounts*	16.65%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

Ascensus Trust Company Fbo Various Retirement Plans*	10.28%
Attn Mutual Funds
PO Box 10758
Fargo, ND 58106

MG Trust Custodian Fbo Plan Accounts*	8.73%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	5.02%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

2065 TARGET DATE PORTFOLIO
Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	56.62%
101 Montgomery St
San Francisco, CA 94104

49

Mid Atlantic Trust Co Fbo Various Accounts*	21.01%
1251 Waterfront Pl Ste 525
Pittsburgh, PA 15222

MG Trust Custodian Fbo Plan Accounts*	7.00%
Attn Trust Department Mscs
717 17th St Ste 1300
Denver, CO 80202

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds*	5.54%
One World Financial Ctr 5th Fl
200 Liberty St
New York, NY 10281

2070 TARGET DATE PORTFOLIO
MG Trust Custodian Fbo Plan Accounts*	71.77%
717 17th St Ste 1300
Denver, CO 80202

Charles Schwab & Company Inc Special Custody Account For The Exclusive Benefit Of Customers*	21.52%
101 Montgomery St
San Francisco, CA 94104

Dcgt As Ttee And/Or Cust Fbo Plic Various Retirement Plans Omnibus*	5.29%
Attn Npio Trade Desk
711 High Street
Des Moines, IA 50392

*   Owner of record only (omnibus).

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund generally will be closed on days that the NYSE is closed. The NYSE generally is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

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REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (3) for such other periods as the SEC may permit.

Shareholders may, subject to the Fund’s sole discretion, transfer shares of any Portfolio to another person by making a written request to the Portfolio’s transfer agent. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.” As with redemptions, the written request must be received in good order before any transfer can be made.

The Fund has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Portfolio to redeem in-kind redemption requests of a certain amount. Specifically, if the amount being redeemed is over the lesser of $250,000 or 1% of a Portfolio’s net assets, the Portfolio has the right to redeem the shares by providing the amount that exceeds $250,000 or 1% of the Portfolio’s net assets in securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in a Portfolio (sometimes referred to as “the Portfolio”). Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “TAXATION OF THE PORTFOLIOS AND THEIR SHAREHOLDERS” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The Portfolios invest in Underlying Funds organized as corporations for federal income tax purposes.

Unless otherwise indicated, the discussion below with respect to a Portfolio includes its pro rata share of the dividends and distributions paid by such Underlying Fund.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Code. If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends,

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net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

• Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

• Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

• Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company, the effect of which is described in the following paragraph.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the

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Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

 Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See “Taxation of Portfolio Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see “Taxation of Portfolio Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late-year losses (if any) is computed without regard to

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any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds corporate structures. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds, and changes in asset allocations by the Portfolio may result in taxable distributions to Portfolio shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing by the Portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see “Taxation of Portfolio Distributions — Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. Government obligations is unlikely to be exempt from state and local income tax (see “Taxation of Portfolio Distributions - U.S. Government securities” below”). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see “Taxation of Portfolio Distributions – Qualified dividend income for individuals” and “ – Dividends-received deduction for corporations” below). A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements. To avoid a 4% nondeductible federal excise tax, the Portfolio must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective

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rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. In some instances, it may be more costly to pursue tax reclaims than the value of the benefits received by the Portfolio. If the Portfolio makes such an election and obtains a refund of foreign taxes paid by the Portfolio in a prior year, the Portfolio may be eligible to reduce the amount of foreign taxes reported by the Portfolio to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. See “Taxation of Portfolio Distributions—Pass-through of foreign tax credits” below.

Taxation of Portfolio Distributions

Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. A Portfolio may also derive capital gains through its redemption of shares of an Underlying Fund classified as a corporation (see “Taxation of the Portfolio ─ Fund of funds corporate structures” above). Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”)(see “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Amounts reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross

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amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Income derived by the Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If at the end of the fiscal year, more than 50% in value of the total assets of the Portfolio (or if the Portfolio is a qualified fund of funds as described above under the heading “Taxation of the Portfolio ─Fund of funds corporate structures”, an Underlying Fund) are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio (or Underlying Fund). If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). For example, the amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by the Portfolio) will be reduced if you receive from the Portfolio qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. The Portfolio (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio (or Underlying Fund). Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions — Securities lending” below.

U.S. Government securities. To the extent the Portfolio invests in certain U.S. Government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio or the Underlying Fund. To the extent an Underlying Fund organized as a corporation invests in U.S. Government obligations, dividends derived from interest on these obligations and paid to the corresponding Portfolio and, in turn, to you are unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Information on the amount and tax character of distributions. The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, the Portfolio may report to shareholders and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio. Taxable

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distributions declared by the Portfolio in October, November, or December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Portfolio Shares

In general. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) that are disposed of in the calendar year. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method of average cost, unless you instruct the Portfolio in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Portfolio’s default method of average cost, other cost basis methods offered by DFA, which you may elect to apply to covered shares, include:

• FIFO (First In, First Out) — Shares acquired first are sold first.

• LIFO (Last In, First Out) — Shares acquired last are sold first.

• HIFO (Highest Cost, First Out) — Shares with the highest cost basis are sold first.

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• LOFO (Lowest Cost, First Out) — Shares with the lowest cost basis are sold first.

• LGUT (Loss/Gain Utilization) —A method that evaluates losses and gains and then strategically selects lots based on that gain/loss in conjunction with a holding period.

• Specific Lot Identification — Identification by the shareholder of the shares the shareholder wants to sell or exchange at the time of each sale or exchange on the trade request. The original purchase dates and prices of the shares identified will determine the cost basis and holding period.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Portfolio in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change from average cost to another cost basis method for covered shares at any time by notifying the Portfolio in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Portfolio may also provide Portfolio shareholders (but not the IRS) with information concerning the average cost basis of their shares for which cost basis information is not known by the Portfolio (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, DFA first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order, then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Portfolio.

The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio, whether this information is provided pursuant to compliance with cost basis reporting requirements or is provided by the Portfolio as a service to shareholders, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion in the Prospectus under “Principal Investment Strategies” and “Principal Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

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In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

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In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio’s ordinary income distributions to you, and may cause some or all of the portfolio’s previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

PFIC securities. The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. Due to various complexities in identifying PFICs, the Portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Portfolio to make a mark-to-market election. If the Portfolio (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio (or Underlying Fund) may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an

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investment in a PFIC, as discussed above in “PFIC securities.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, the portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master-feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c)

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that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the fund, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and

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information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by the Portfolio. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from its net long-term capital gains, interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by the Portfolio to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Portfolio to report to shareholders, and the Portfolio reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, the Portfolio’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

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Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

• The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and U.S. real property holding corporations, and

• You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.

• If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

• In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions will be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

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The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on the income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which may be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

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PROXY VOTING POLICIES

The Boards of the Fund or DIG have delegated the authority to vote proxies for the portfolio securities held by the Portfolios and Underlying Funds to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor applicable to the Portfolios. A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (the “Committee”) composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, (iv) receive reports on the review of the third-party proxy service providers, and (v) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of the Advisor to vote proxies on behalf of the Portfolios and Underlying Funds, such as authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies for the Portfolios and Underlying Funds in a manner that the Advisor determines is in the best interests of the Portfolios and Underlying Funds and which seeks to maximize the value of the Portfolios’ and Underlying Funds' investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the Portfolios and Underlying Funds, and any particular investment or voting guidelines of specific funds or accounts. Generally, the Advisor analyzes proxy statements on behalf of the Portfolios and Underlying Funds and instructs the vote (or refrains from voting) in accordance with the Voting Policies, Voting Guidelines or procedures. Most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, and when proxies are voted consistently with such guidelines or procedures, the Advisor considers such votes not to be affected by conflicts of interest. However, the Voting Policies do address the procedures to be followed if a potential or actual conflict of interest arises between the interests of the Portfolios and Underlying Funds, and the interests of the Advisor or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines or procedures (or in the case where the Voting Guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of third-party proxy service providers), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolios and Underlying Funds. The Advisor may face a conflict of interest in determining whether to vote or refrain from voting proxies for a Portfolio or Underlying Fund where the Advisor has agreed to assume the costs of the Portfolio’s or Underlying Fund's voting expenses because, for such Portfolio or Underlying Fund, the costs of voting proxies are effectively paid by the Advisor. The Advisor believes such conflicts of interest are addressed by applying the same cost-benefit analysis across all clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client. To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Portfolio or Underlying Fund in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of the Fund or DIG, as applicable.

To avoid certain potential conflicts of interest, the Advisor generally will employ mirror voting, if possible, when a Portfolio invests in another portfolio (an “Acquired Fund”) in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the Acquired Fund’s shares. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will vote in accordance with the recommendation of such Acquired Fund’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Portfolio invests in an Acquired Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there

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are no other unaffiliated shareholders also invested in the Acquired Fund, the Advisor will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Portfolio will solicit voting instructions from its shareholders as to how to vote on the Acquired Fund’s proposals.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes that deviate from the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of a Portfolio or Underlying Fund would be served by, or applicable legal and fiduciary standards require, such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee for review. To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of a Portfolio or Underlying Fund. Irrespective of the foregoing, the Advisor’s decision-making to vote or refrain from voting will be made following a cost-benefit analysis described below.

In some cases, the Advisor may determine that it is in the best interests of a Portfolio or Underlying Fund to refrain from exercising proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Advisor anticipates that the costs to a Portfolio or Underlying Fund of voting could exceed the expected benefits of voting. Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies. As a result, were the Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisor considers updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each Portfolio or Underlying Fund and country periodically, no less frequently than annually. In certain circumstances, for example, for a Portfolio or Underlying Fund with a relatively small amount of assets under management that invests significantly in non-U.S. issuers and has a large number of holdings, the Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for such Portfolio or Underlying Fund. Notwithstanding the foregoing, in the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Portfolio or Underlying Fund, that the Portfolio’s or Underlying Fund's vote is reasonably likely to be determinative of the outcome of the contest, and the expected benefits of voting a particular proxy vote exceed the costs, the Advisor will make reasonable efforts to vote that proxy.

For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a Portfolio’s or Underlying Fund's investment and that it is in the Portfolio’s or Underlying Fund's best interests to do so. In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote and this may also inform the Advisor’s voting decision.

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Committee, with the aim of applying the same general principles as are set out in the Guidelines.

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The Advisor may take social or sustainability issues into account when voting proxies for portfolios that do not incorporate social or sustainability considerations in their design, such as the Portfolios and Underlying Funds if the Advisor believes that doing so is in the best interest of the portfolio and is otherwise consistent with applicable law and the Advisor’s duties, such as where material environmental or social risks may have economic ramifications for shareholders.

The Advisor has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of a Portfolio or Underlying Fund; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisor retains third-party service providers for Proxy Voting Services, the Advisor remains responsible for proxy voting decisions and making such decisions in accordance with its fiduciary duties. The Advisor has designed Voting Policies to prudently select, oversee and evaluate Proxy Service Firms consistent with the Advisor’s fiduciary duties, including with respect to the matters described below, which Proxy Service Firms have been engaged to provide Proxy Voting Services to support the Advisor’s voting in accordance with the Voting Policies. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by the Advisor, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Service Firm has been engaged to provide and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisor’s clients, and consistent with the Advisor’s Voting Policies and fiduciary duties. In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how each of the Portfolios and Underlying Funds voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) by contacting the Fund or DIG at the address or telephone number appearing on the cover of this SAI, (ii) on the Advisor’s website at https://www.dimensional.com/who-we-are/investment-stewardship and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Boards of DFAIDG and DIG have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of each Portfolio and Underlying Fund (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information. The Advisor has determined that the Policy and its procedures: (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolios and Underlying Funds, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law. Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Online Disclosure of Portfolio Holdings Information. The Portfolios and Underlying Funds generally disclose their complete Holdings Information (other than cash and cash equivalents), as of month-end, online at the Advisor’s public website, https://www.dimensional.com/us-en/funds, 30 days following the month-end.

Disclosure of Holdings Information to Recipients.  The Advisor’s Head of Global Institutional Services and Global Chief Compliance Officer (“Chief Compliance Officer”), or a delegate of the same, respectively (collectively, the “Designated Persons”), together may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who: (i) specifically request the more current non-public Holdings Information and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”). Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the

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Recipient from trading based on the non-public Holdings Information, except that a Recipient of non-public Holdings Information received in connection with certain redemptions in-kind pursuant to contractual arrangements will not be prohibited from hedging or otherwise managing its risk exposure from the expected distribution of portfolio securities to be received in the redemptions-in-kind. Any non-public Holdings Information that is disclosed shall not include any material information about the trading strategies or pending portfolio transactions of the Portfolios and Underlying Funds. The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.

As of the date of this SAI, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily
Institutional Shareholder Services	Proxy voting services	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
ReFlow Services, LLC	Redemption offset auction program for providing redemption services	Upon Request
SS&C GIDS, Inc.	Transfer Agent	Daily
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Custodian	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly or daily basis, or upon request, in order to perform their business functions. None of the Portfolios, the Advisor or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS or any affiliated person of DFAIDG, DIG, the Advisor or DFAS, on the other. In order to protect the interests of shareholders and each Portfolio and Underlying Fund, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest. If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable judgment that (1) the Portfolio, an Underlying Fund, as applicable, has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs the possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements. The Chief Compliance Officer is also responsible for ongoing monitoring of the distribution and use of non-public Holdings Information. Such arrangements are reviewed by the Chief Compliance Officer on an annual basis. Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement. Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by: (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund and

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DIG; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy. The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation. No person is authorized to disclose Holdings Information or other investment positions (whether online at https://www.dimensional.com/us-en/funds, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy. In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, an Underlying Fund, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions. “Consideration” includes any agreement to maintain assets in the Portfolio or Underlying Fund or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolios and Underlying Funds to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information. However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

Disclosure of Non-Material Information. To the extent permitted under the Policy, Designated Persons, officers of the Fund,  portfolio managers, other representatives of the Advisor, and anyone employed by or associated with the Advisor who has been authorized by the Advisor’s Legal Department or the Designated Persons (collectively, “Approved Representatives”) may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Portfolios or their Holdings Information and/or other investment positions (collectively, commentary and analysis) or any changes in the Holdings Information of the Portfolios that occurred after the most recent publicly disclosed Holdings Information (recent portfolio changes) to any person if such information does not constitute material non-public information.

With respect to each instance of such disclosure, an Approved Representative will make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. The Advisor believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio and/or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Portfolio. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Portfolio’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the equity and fixed income components of the Portfolio’s portfolio holdings and other investment positions; (iii) the attribution of Portfolio returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Portfolio. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

 Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Portfolio’s website.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC"), Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, is the Fund’s independent registered public accounting firm. PwC audits the Portfolios' annual financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended October 31, 2025, as set forth in the Fund’s Annual Financial Statements & Other Information, including the report of PwC, are incorporated by reference into this SAI.

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An investor may obtain a copy of the Annual Financial Statements & Other Information, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

PERFORMANCE DATA

Each Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of a Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to a Portfolio or to the Advisor, should be considered in light of a Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional1 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account. 2

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process3;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

[1]

“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

[2]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[3]

As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

A-1

1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

• The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

• How the performance of individual directors and the board as a whole is assessed;

• The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;

• Board refreshment mechanisms;

• Director recruitment policies and procedures; and

• The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

• Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;

• Whether the portfolio company complies with market best practice with regards to refreshment mechanisms, including tenure limits; and

• Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood

A-2

that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Dimensional believes portfolio company related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive

A-3

pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes. If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

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Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

• The ability to see and hear portfolio company representatives;

• The ability to ask questions of portfolio company representatives; and

• The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Disclosure of Meeting Materials

Dimensional expects timely disclosure of meeting notice and materials. Dimensional may vote against individual directors or committee members if disclosure is not made with sufficient time for shareholders to consider the materials prior to the shareholder meeting.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such E&S proposals. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

• A description of material risks.

• A description of the process for identifying and prioritizing such risks and how frequently it occurs.

• The policies and procedures governing the handling of each material risk.

• A description of the management-level roles/groups involved in oversight and mitigation of each material risk.

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• A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.

• A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, or where a portfolio company has faced a material controversy in relation to the issue, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

• The board to adopt policies and procedures to oversee political and lobbying expenditures;

• The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and

• That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified.

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy.

• Whether the risks are overseen by a specific committee or the full board.

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.

• The management-level roles/groups responsible for managing these risks.

• The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD), International Sustainability Standards Board (ISSB), or Sustainability Accounting Standards Board (SASB) Standards, are not being used.

• Targets used by the portfolio company to manage climate-related risks and performance against those targets.

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Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

• The specific risks identified

• The potential impact these risks could have on the portfolio company’s business, operations, or strategy

• Whether the risks are overseen by a specific committee or the full board

• The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

• Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

• The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

• Details of violations of the policy and corrective action taken

Technology

Dimensional expects portfolio company boards to exercise oversight of the use of technology, including artificial intelligence (AI), throughout and disclose information of their handling of any associated risks, to the extent such risks could be material to the business. With respect to cybersecurity risks in particular, disclosure should include:

• Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

• The role of management in implementing cybersecurity policies and procedures

• The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

• Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

• The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).

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• Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

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Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

• Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

• Impose unduly burdensome disclosure requirements on shareholder proponents

• Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

• multi-year guaranteed bonuses

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• excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

• single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the Compensation Committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

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To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

In instances where a shareholder proposal is excluded from the meeting agenda, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. In certain instances, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis if such disclosure is lacking.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

• Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

• A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

• Executives should generally not serve on audit and remuneration committees.

• The CEO and board chair roles should generally be separate.

• Portfolio companies should comply with Directive (EU) 2022/2381 (Gender Balance on Boards of Certain Companies) Regulation 2025 to the extent transposed into national law, relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

• The amount paid to executives;

• Alignment between pay and performance;

• The targets used for variable incentive plans and the ex-post levels achieved; and

• The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

• In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom:

Dimensional expects portfolio companies to follow the applicable requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practice with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.

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Dimensional expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

With respect to capital structure, Dimensional will consider expectations set forth in the Investment Association’s Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles and the Pensions and Lifetime Savings Association Guidelines.

Ireland:

Dimensional expects Irish-incorporated portfolio companies with their primary listing on Euronext Dublin to follow the requirements of the Irish Corporate Governance Code.

Dimensional expects Irish-incorporated companies to follow the requirements of S.I. No. 215/2015 – European Union (Gender Balance on Boards of Certain Companies) Regulations 2025 with respect to evaluating board composition.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Framework for Evaluating Australia and New Zealand-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition. Additionally, Dimensional will generally vote against individual directors or committee members at portfolio companies with no female representation on the board. At companies listed on the S&P/NZX 20, Dimensional generally expects at least 30 percent board female representation.

CEO/Chair

Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors

Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee in both markets.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

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Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s remuneration report under the analysis set forth in the Executive Remuneration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

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At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, the board should be majority independent.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

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Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate's independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

A-16

• All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

• Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.

• Boards of directors of Thai, Filipino, Hong Kong, Taiwanese and mainland China portfolio companies should be at least 33% independent.

• Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.

• Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Dimensional expects portfolios companies to follow applicable corporate governance codes, listing standards, and local market best practices with respect to board composition.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company's equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

A-17

DFA INVESTMENT DIMENSIONS GROUP INC. (266/268)

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS.

(a) Articles of Incorporation.

(1) Articles of Amendment and Restatement filed with the Maryland Secretary of State on January 7, 2026 re: the revision of Articles One through Nine of its Charter.

ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-28.a.1.

(2) Articles Supplementary filed with the Maryland Secretary of State on January 7, 2026.

ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-28.a.2.

(3)  Articles of Amendment filed with the Maryland Secretary of State on January 28, 2026.

ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-28.a.3.

(b) By-Laws.

Amended and Restated Bylaws of the Registrant

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 253/255 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: January 25, 2022.

(c) Instruments Defining the Rights of Security holders.

(1) See Articles Fifth of the Registrant’s Articles of Amendment and Restatement dated January 6, 2026.

(2) See Article 8 of the Registrant’s Amended and Restated By-Laws.

(d) Investment Advisory Agreements.

(1) Investment Management Agreements.

(a) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* VIT Inflation-Protected Securities Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(b) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Targeted Credit Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(c) Investment Management Agreement between the Registrant and DFA re: the:

* DFA NY Municipal Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(d) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Enhanced U.S. Large Company Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(e) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Large Cap Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(f) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Large Cap Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(g) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Small Cap Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(h) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Targeted Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(i) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Small Cap Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(j) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Micro Cap Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(k) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Core Equity 1 Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(l) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Core Equity 2 Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(m) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Vector Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 262/264 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2025.

(n) Investment Management Agreement between the Registrant and DFA re: the:

* DFA Real Estate Securities Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2017.

(o) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Large Cap International Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(p) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* International Small Company Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(q) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Japanese Small Company Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(r) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Asia Pacific Small Company Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(s) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* United Kingdom Small Company Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(t) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Continental Small Company Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(u) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA International Real Estate Securities Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(v) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Global Real Estate Securities Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(w) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA International Small Cap Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(x) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* International Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(y) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* International Vector Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 262/264 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2025.

(z) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* World ex U.S. Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(aa) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* World ex U.S. Targeted Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(bb) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* World ex U.S. Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(cc) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* World Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(dd) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Emerging Markets Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(ee) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Emerging Markets Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(ff) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Emerging Markets Small Cap Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(gg) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Emerging Markets Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(hh) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Selectively Hedged Global Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 250/252 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(ii) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA One-Year Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(jj) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Two-Year Global Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(kk) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Selectively Hedged Global Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(ll) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Short-Term Government Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(mm) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Five-Year Global Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(nn) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Intermediate Government Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(oo) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Short-Term Extended Quality Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(pp) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Intermediate-Term Extended Quality Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(qq) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Investment Grade Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(rr) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Inflation-Protected Securities Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(ss) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Short-Duration Real Return Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(tt) Investment Management Agreement between the Registrant and DFA re: the:

* DFA Municipal Real Return Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2017.

(uu) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Municipal Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(vv) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Short-Term Municipal Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(ww) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA California Short-Term Municipal Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(xx) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Intermediate-Term Municipal Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(yy) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA International Government Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(zz) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA California Intermediate-Term Municipal Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(aaa) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* VA U.S. Large Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(bbb) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* VA U.S. Targeted Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(ccc) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* VA International Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(ddd) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* VA International Small Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(eee) Amended and Restated Investment Management Agreement between the Registrant and

DFA re: the:

* VA Short-Term Fixed Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(fff) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* VA Global Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(ggg) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* VA Global Moderate Allocation Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(hhh) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Social Core Equity 2 Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(iii) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Sustainability Core 1 Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(jjj) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* International Sustainability Core 1 Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(kkk) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* International Social Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(lll) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Emerging Markets Social Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(mmm) Investment Management Agreement between the Registrant and DFA re: the:

* DFA LTIP Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 205/206 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2017.

(nnn) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Commodity Strategy Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(ooo) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Large Cap Growth Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(ppp) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Small Cap Growth Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(qqq) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* International Large Cap Growth Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(rrr) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* International Small Cap Growth Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(sss) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(ttt) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2015 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(uuu) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2020 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(vvv) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2025 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(www) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2030 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(xxx) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2035 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(yyy) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2040 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(zzz) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2045 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(aaaa) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2050 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(bbbb) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2055 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(cccc) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2060 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(dddd) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Social Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(eeee) Investment Management Agreement between the Registrant and DFA re: the:

* DFA Diversified Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ffff) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Global Small Company Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(gggg) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. High Relative Profitability Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(hhhh) Investment Management Agreement between the Registrant and DFA re: the:

* International High Relative Profitability Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(iiii) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* VA Equity Allocation Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(jjjj) Investment Management Agreement between the Registrant and DFA re: the:

* DFA MN Municipal Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(kkkk) Investment Management Agreement between the Registrant and DFA re: the:

* DFA California Municipal Real Return Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(llll) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Global Core Plus Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(mmmm)Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Emerging Markets Sustainability Core 1 Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(nnnn) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* Emerging Markets Targeted Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 249/251 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 26, 2021.

(oooo) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Global Sustainability Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(pppp) Investment Management Agreement between the Registrant and DFA re: the:

* DFA Oregon Municipal Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 237/239 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: August 21, 2019.

(qqqq) Investment Management Agreement between the Registrant and DFA re: the:

* DFA Selective State Municipal Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 237/239 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: August 21, 2019.

(rrrr) Investment Management Agreement between the Registrant and DFA re: the:

* Global Social Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 239/241 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: November 4, 2019.

(ssss) Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2065 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(tttt) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* U.S. Sustainability Targeted Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(uuuu) Amended and Restated Investment Management Agreement between the Registrant and DFA re: the:

* DFA Global Core Plus Real Return Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(vvvv) Investment Management Agreement between the Registrant and DFA re: the:

* Emerging Markets ex China Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 252/254 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: September 28, 2021.

(wwww) Investment Management Agreement between the Registrant and DFA re: the:

* DFA Short-Term Selective State Municipal Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 255/257 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: April 8, 2022.

(xxxx) Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional World ex U.S. Sustainability Targeted Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 259/261 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: August 12, 2024.

(yyyy) Investment Management Agreement between the Registrant and DFA re: the:

* Dimensional 2070 Target Date Retirement Income Fund

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 261/263 to Registrant’s Registrant Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: December 18, 2024

(2) Sub-advisory Agreements.

(a) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited (formerly DFA Australia Pty Limited) dated September 21, 1995 re: the:

* VA International Small Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 37/38 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: November 22, 1995.

(1) Amendment No. 1 to Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited (formerly DFA Australia Pty Limited) dated July 18, 1997

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 78/79 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: March 30, 2006.

(b) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. dated September 21, 1995 re: the:

* VA International Small Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 37/38 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: November 22, 1995.

(c) Form of Consultant Services Agreement between DFA and DFA Australia Limited (formerly DFA Australia Pty Limited)

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 55/56 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: September 13, 1999.

(d) Form of Consultant Services Agreement between DFA and Dimensional Fund Advisors Ltd.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 55/56 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: September 13, 1999.

(e) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* International Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(f) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* International Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(g) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. dated August 7, 2006 re: the:

* Emerging Markets Social Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(h) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited dated August 7, 2006 re: the:

* Emerging Markets Social Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 82/83 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: August 4, 2006.

(i) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA International Real Estate Securities Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(j) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA International Real Estate Securities Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(k) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* International Sustainability Core 1 Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(l) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* International Sustainability Core 1 Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(m) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Selectively Hedged Global Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(n) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Selectively Hedged Global Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(o) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* International Vector Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(p) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* International Vector Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(q) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Global Real Estate Securities Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(r) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Global Real Estate Securities Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(s) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Short-Term Extended Quality Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(t) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Short-Term Extended Quality Portfolio

Incorporated herein by reference to:

Filing Post-Effective Amendment No. 245/247 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: April 17, 2020.

(u) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Intermediate-Term Extended Quality Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(v) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Intermediate-Term Extended Quality Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(w) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA International Small Cap Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(x) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA International Small Cap Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(y) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* Large Cap International Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(z) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* Large Cap International Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(aa) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* Emerging Markets Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(bb) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* Emerging Markets Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(cc) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund

Advisors Ltd. re: the:

* World ex U.S. Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(dd) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* World ex U.S. Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ee) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Commodity Strategy Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ff) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Commodity Strategy Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(gg) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Investment Grade Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(hh) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Investment Grade Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ii) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd., dated July 25, 2011, amended June 27, 2014, re: the:

* World Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(jj) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited, dated July 25, 2011, amended June 27, 2014, re: the:

* World Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(kk) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA LTIP Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ll) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA LTIP Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(mm) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* Selectively Hedged Global Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(nn) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* Selectively Hedged Global Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(oo) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA International Government Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(pp) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA International Government Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(qq) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* International Social Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(rr) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* International Social Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ss) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* World ex U.S. Targeted Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(tt)  Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* World ex U.S. Targeted Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(uu) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* International Large Cap Growth Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(vv) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* International Large Cap Growth Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ww) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* International Small Cap Growth Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(xx) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* International Small Cap Growth Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(yy) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* World ex U.S. Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(zz) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* World ex U.S. Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(aaa) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Short-Duration Real Return Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(bbb) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Short-Duration Real Return Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ccc) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Targeted Credit Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ddd) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Targeted Credit Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(eee) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA One-Year Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(fff) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA One-Year Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ggg) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Two-Year Global Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(hhh) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Two-Year Global Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(iii) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Five-Year Global Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(jjj) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Five-Year Global Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(kkk) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* VA Short-Term Fixed Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(lll) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* VA Short-Term Fixed Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(mmm) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* VA Global Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(nnn) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* VA Global Bond Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ooo) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Social Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ppp) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Social Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(qqq) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund

Advisors Ltd. re: the:

* DFA Diversified Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(rrr) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Diversified Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(sss) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* Global Small Company Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ttt) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* Global Small Company Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(uuu) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* International High Relative Profitability Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(vvv) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* International High Relative Profitability Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(www) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* VA Equity Allocation Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(xxx) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* VA Equity Allocation Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(yyy) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Global Core Plus Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(zzz) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Global Core Plus Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(aaaa) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* Emerging Markets Sustainability Core 1 Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(bbbb) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* Emerging Markets Sustainability Core 1 Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(cccc) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* Emerging Markets Targeted Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(dddd) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* Emerging Markets Targeted Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(eeee) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Global Sustainability Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(ffff) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Global Sustainability Fixed Income Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 246/248 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: July 1, 2020.

(gggg) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* VA International Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(hhhh) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* VA International Value Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(iiii) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* Global Social Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(jjjj) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

*  Global Social Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(kkkk) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* DFA Global Core Plus Real Return Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 250/252 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: April 13, 2021.

(llll) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* DFA Global Core Plus Real Return Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 250/252 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: April 13, 2021.

(mmmm) Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* Emerging Markets ex China Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 253/255 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: January 25, 2022.

(nnnn) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* Emerging Markets ex China Core Equity Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 252/254 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: September 28, 2021.

(oooo) Form of Sub-Advisory Agreement between the Registrant, DFA and Dimensional Fund Advisors Ltd. re: the:

* Dimensional World ex U.S. Sustainability Targeted Value Portfolio

Incorporated by reference to:

Filing: Post-Effective Amendment No. 259/261 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: August 12, 2024.

(pppp) Sub-Advisory Agreement between the Registrant, DFA and DFA Australia Limited re: the:

* Dimensional World ex U.S. Sustainability Targeted Value Portfolio

Incorporated by reference to:

Filing: Post-Effective Amendment No. 259/261 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: August 12, 2024.

(e) Underwriting Contracts.

(1) Amended and Restated Distribution Agreement between the Registrant and DFA Securities LLC.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 265/267 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258

Filing Date: January 7, 2026.

(2) Form of Authorized Participant Agreement.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 265/267 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258

Filing Date: January 7, 2026.

(f) Bonus or Profit Sharing Plans.

Not Applicable.

(g) Custodian Agreements.

(1) Form of Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of December 21, 2012.
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2014.

(a) Form of Amendment No. 1 re: the addition of the World ex U.S. Core Equity Portfolio.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2014.

(b) Form of Amendment No. 2 dated October 1, 2013 re: the addition of the DFA Short-Duration Real Return Portfolio.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2014.

(c) Supplement re: China Connect Securities

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 243/245 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2020.

(d) Amendment to Global Custodial Services Agreement dated October 1, 2022 re: term extension.

Incorporated herein by reference to:

Filing: Post-Effective No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

(2) Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 158/159 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2013.

(a) Form of Amendment No. 1 re: the addition of the VA Global Moderate Allocation Portfolio.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2014.

(b) Form of Amendment No. 2 dated June 17, 2013 re: the addition of the U.S. Large Cap Equity Portfolio.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2014.

(c) Amendment No. 3 dated October 13, 2014 re: the addition of the DFA Municipal Real Return Portfolio.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 179/180 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 27, 2015.

(d) Amendment to the U.S. Mutual Funds Custodian Agreement dated June 1, 2023 re: term extension.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 257/259 to Registrant’s Registration Statement on Form N-1A.

Files Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2024.

(e) Amendment to the U.S. Mutual Funds Custodian Agreement dated October 27, 2025 re: ETF Class shares.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 265/267 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258

Filing Date: January 7, 2026.

(h) Other Material Contracts.

(1) Form of Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 158/159 to Registrant’s Registration Statement on Form N-

1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2013.

(a) Amendment dated June 17, 2013 re: the addition of U.S. Large Cap Equity Portfolio.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2014.

(b) Amendment No. 2 dated August 8, 2013 re: calculation and payment of shareholder service fees.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.
File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2014.

(c) Amendment No. 3 dated October 7, 2013 re: the addition of DFA Short-Duration Real Return Portfolio.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2014.

(d) Form of Amendment No. 1 re: the addition of “FAN” services.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 171/172 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2014.

(e) Amendment No. 4 dated October 10, 2014 re: the addition of DFA Municipal Real Return Portfolio.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 179/180 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 27, 2015.

(f) Amendment dated December 23, 2021 re: “SVI” review services.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 256/258 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2023.

  (g) Amendment to and Assignment of Transfer Agency and Service Agreement

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 257/259 to Registrant’s Registration Statement on Form N-1A.

Files Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2024.

(2) Financial Statement Typesetting Services Agreement to Administration and Accounting Services Agreement dated October 20, 2009.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 145/146 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2012.

(3) Form of Administration Agreement between the Registrant and State Street Bank and Trust Company.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 158/159 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2013.

(a) Amendment dated October 13, 2014 re: the addition of the DFA Municipal Real Return Portfolio.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 179/180 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 27, 2015.

(b) Amendment dated November 13, 2018 re: the addition of Liquidity Classification Services.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 232/233 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2019.

(c) Amendment dated June 1, 2023 to the U.S. Mutual Funds Administration Agreement.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 257/259 to Registrant’s Registration Statement on Form N-1A.

Files Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2024.

(d) Amendment dated October 27, 2025 to the U.S. Mutual Funds Administration Agreement re: ETF Class shares.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 265/267 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258

Filing Date: January 7, 2026.

(4) Transfer Agency and Service Agreement dated October 27, 2025 between the Registrant and State Street Bank and Trust Company re: ETF Class shares.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 265/267 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258

Filing Date: January 7, 2026.

(5) Other.

(a) Form of Marketing Agreement dated June 29, 1994 between DFA and National Home Life Assurance Company.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 33/34 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: June 19, 1995.

(b) Participation Agreement between DFA Investment Dimensions Group, Inc., DFA, DFA Securities, Inc. and National Home Life Assurance Company.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 33/34 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: June 19, 1995.

(c) Form of Client Service Agent Agreement re: the:

* RWB/DFA International High Book to Market Portfolio (formerly the DFA International High Book to Market Portfolio and Reinhardt Werba Bowen International Large Stock Portfolio).

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 37/38 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: November 22, 1995.

(1) Addendum Number One re: the reflection of the following name change:

* RWB/DFA International High Book to Market Portfolio to the

AAM/DFA International High Book to Market Portfolio

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 59/60 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258.

Filing Date: January 26, 2001.

(d) Amended and Restated Fee Waiver and/or Expense Assumption Agreement between the Registrant and DFA re: various portfolios of the Registrant.

ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-28.h.5.d.

(e) Form of Participation Agreement (Manual Trades)

Incorporated herein by reference to:

 Filing: Post-Effective Amendment No. 262/264 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2025.

(f) Form of Participation Agreement (Manual After Hours)

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 262/264 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2025.

(g) Form of Participation Agreement (FundSERV)

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 262/264 to Registrant’s Registration Statement on Form N-1A.

File Nos: 2-73948 and 811-3258.

Filing Date: February 28, 2025.

(h) Amended and Restated Fee Waiver and/or Expense Assumption Agreement between the Registrant and DFA re: the:

* U.S. Large Cap Value Portfolio;

* International Small Company Portfolio;

* Japanese Small Company Portfolio;

* United Kingdom Small Company Portfolio;

* Continental Small Company Portfolio;

* Asia Pacific Small Company Portfolio;

* Emerging Markets Portfolio;

* Emerging Markets Small Cap Portfolio; and

* Emerging Markets Value Portfolio

ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-28.h.5.h.

(i) Form of Rule 12d1-4 Fund of Funds Investment Agreement.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 254/256 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: February 28, 2022.

(j) Fee Waiver and Expense Assumption Agreement between the Registrant and DFA re: the:

* U.S. Micro Cap Portfolio: ETF Class shares

* U.S. Small Cap Value Portfolio: ETF Class shares

* U.S. Core Equity 1 Portfolio: ETF Class shares

* U.S. Large Cap Equity Portfolio: ETF Class shares

*  U.S. Large Cap Growth Portfolio: ETF Class shares

* U.S. Vector Equity Portfolio: ETF Class shares

* U.S. Small Cap Growth Portfolio: ETF Class shares

* DFA Real Estate Securities Portfolio: ETF Class shares

* U.S. Core Equity 2 Portfolio: ETF Class shares

* U.S. Small Cap Portfolio: ETF Class shares

* U.S. High Relative Profitability Portfolio: ETF Class shares

* U.S. Targeted Value Portfolio: ETF Class shares

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 265/267 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258

Filing Date: January 7, 2026.

(i) Legal Opinion.

(1) Legal Opinion of Stradley Ronon Stevens & Young, LLP.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 265/267 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258

Filing Date: January 7, 2026.

(j) Other Opinions.

(1) Consent of Independent Registered Public Accounting Firm

ELECTRONICALLY FILED HEREWITH AS EXHIBIT EX-28.j.1.

(k) Omitted Financial Statements.

Not Applicable.

(l) Initial Capital Agreements.

Subscription Agreement under Section 14(a)(3) of the Investment Company Act of 1940. Previously filed with this registration statement and incorporated herein by reference.

(m) Rule 12b-1 Plans.

(1) Rule 12b-1 Plan re: ETF Class shares of certain Portfolios

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 265/267 to Registrant’s Registration Statement on Form N-1A.

File Nos.: 2-73948 and 811-3258

Filing Date: January 7, 2026.

(n) Plans pursuant to Rule 18f-3.

(1) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 263/265 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: October 9, 2025.

(o) Powers-of-Attorney.

On behalf of the Registrant, Power-of-Attorney dated September 20, 2024, appointing Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn S. Lee, Lisa M. Dallmer, Jan Miller and Ryan P. Buechner as attorneys-in-fact to Reena Aggarwal, David P. Butler, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Jan Miller, Stefan Nagel, Catherine L. Newell, Gerard K. O’Reilly, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 260/262 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: October 4, 2024.

(2) On behalf of The DFA Investment Trust Company, Power-of-Attorney dated September 20, 2024, appointing Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn S. Lee, Lisa M. Dallmer, Jan Miller and Ryan P. Buechner as attorneys-in-fact to Reena Aggarwal, David P. Butler, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Jan Miller, Stefan Nagel, Catherine L. Newell, Gerard K. O’Reilly, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 260/262 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: October 4, 2024.

(3) On behalf of Dimensional Emerging Markets Value Fund, Power-of-Attorney dated September 20, 2024, appointing Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn S. Lee, Lisa M. Dallmer, Jan Miller and Ryan P. Buechner as attorneys-in-fact to Reena Aggarwal, David P. Butler, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Jan Miller, Stefan Nagel, Catherine L. Newell, Gerard K. O’Reilly, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 260/262 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: October 4, 2024.

(4) Certified Resolution Regarding Powers of Attorney

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 260/262 to Registrant’s Registration Statement on Form N-1A.

File Nos. 2-73948 and 811-3258.

Filing Date: October 4, 2024.

(p) Codes of Ethics.

(1) Code of Ethics of Registrant, Advisor, Sub-Advisers and Underwriter.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 257/259 to Registrant’s Registration Statement on Form N-1A.

Files Nos.: 2-73948 and 811-3258.

Filing Date: February 28, 2024.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

(a) DFA Commodity Strategy Portfolio, a series of the Registrant, wholly owns and controls Dimensional Cayman Commodity Fund I Ltd. (the “DFA Cayman Subsidiary”); a company organized under the laws of the Cayman Islands. The DFA Cayman Subsidiary’s financial statements are and will be included on a consolidated basis in the DFA Investment Dimensions Group Inc’s annual and semi-annual reports to shareholders.

ITEM 30. INDEMNIFICATION.

Reference is made to Section 1 of Article IX of the Registrant’s Amended and Restated By-Laws, which provide for indemnification, as set forth below.

With respect to the indemnification of the Officers and Directors of the Corporation:

(a) The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under Section 2-418 of the Maryland General Corporation Law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

(b) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

(c) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

(a) Dimensional Fund Advisors LP (the “Advisor”), with a principal place of business located at 6300 Bee Cave Road, Building One, Austin TX 78746, the investment manager for the Registrant, is also the investment manager for four other registered open-end investment companies, The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund, Dimensional Investment Group Inc., and Dimensional ETF Trust. The Advisor also serves as sub-advisor for certain other registered investment companies.

For additional information, please see “Management of the Fund” in PART A and “Directors and Officers” in PART B of this Registration Statement.

Additional information as to the Advisor and the partners and executive officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the executive officers and partners of the Advisor and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and partners during the past two years.

(b) The Sub-Advisor for the Dimensional VA International Small Portfolio, International Core Equity 2 Portfolio, Emerging Markets Social Core Equity Portfolio, DFA International Real Estate Securities Portfolio, International Sustainability Core 1 Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA International Small Cap Value Portfolio, Large Cap International Portfolio, Emerging Markets Core Equity 2 Portfolio, World ex U.S. Value Portfolio, DFA Commodity Strategy Portfolio, DFA Investment Grade Portfolio, World Core Equity Portfolio, DFA LTIP Portfolio, Selectively Hedged Global Equity Portfolio, DFA International Government Fixed Income Portfolio, International Social Core Equity Portfolio, World ex U.S. Targeted Value

Portfolio, International Large Cap Growth Portfolio, International Small Cap Growth Portfolio, World ex U.S. Core Equity Portfolio, DFA Short-Duration Real Return Portfolio, DFA Targeted Credit Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Portfolio, DFA Five-Year Global Portfolio, Dimensional VA Short-Term Fixed Income Portfolio, Dimensional VA Global Bond Portfolio, DFA Social Fixed Income Portfolio, DFA Diversified Fixed Income Portfolio, Global Small Company Portfolio, International High Relative Profitability Portfolio, Dimensional VA Equity Allocation Portfolio, DFA Global Core Plus Fixed Income Portfolio, Emerging Markets Sustainability Core 1 Portfolio, Emerging Markets Targeted Value Portfolio, DFA Global Sustainability Fixed Income Portfolio, Dimensional VA International Value Portfolio, Global Social Core Equity Portfolio, DFA Global Core Plus Real Return Portfolio, Emerging Markets ex China Core Equity Portfolio, and Dimensional World ex U.S. Sustainability Targeted Value Portfolio, each a series of the Registrant, is Dimensional Fund Advisors Ltd. (“DFAL”). DFAL has its principal place of business is 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom. Additional information as to the DFAL and the directors and officers of DFAL is included in the DFAL’s Form ADV filed with the Commission (File No. 801-40136), which is incorporated herein by reference and sets forth the officers and directors of DFAL and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

(c) The Sub-Advisor for the Dimensional VA International Small Portfolio, International Core Equity 2 Portfolio, Emerging Markets Social Core Equity Portfolio, DFA International Real Estate Securities Portfolio, International Sustainability Core 1 Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Global Real Estate Securities Portfolio, International Vector Equity Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA International Small Cap Value Portfolio, Large Cap International Portfolio, Emerging Markets Core Equity 2 Portfolio, World ex U.S. Value Portfolio, DFA Commodity Strategy Portfolio, DFA Investment Grade Portfolio, World Core Equity Portfolio, DFA LTIP Portfolio, Selectively Hedged Global Equity Portfolio, DFA International Government Fixed Income Portfolio, International Social Core Equity Portfolio, World ex U.S. Targeted Value Portfolio, International Large Cap Growth Portfolio, International Small Cap Growth Portfolio, World ex U.S. Core Equity Portfolio, DFA Short-Duration Real Return Portfolio, DFA Targeted Credit Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Portfolio, DFA Five-Year Global Portfolio, Dimensional VA Short-Term Fixed Income Portfolio, Dimensional VA Global Bond Portfolio, DFA Social Fixed Income Portfolio, DFA Diversified Fixed Income Portfolio, Global Small Company Portfolio, International High Relative Profitability Portfolio, Dimensional VA Equity Allocation Portfolio, DFA Global Core Plus Fixed Income Portfolio, Emerging Markets Sustainability Core 1 Portfolio, Emerging Markets Targeted Value Portfolio, DFA Global Sustainability Fixed Income Portfolio, Dimensional VA International Value Portfolio, Global Social Core Equity Portfolio, DFA Global Core Plus Real Return Portfolio, Emerging Markets ex China Core Equity Portfolio, and Dimensional World ex U.S. Sustainability Targeted Value Portfolio, each a series of the Registrant, is DFA Australia Limited (“DFA Australia”). DFA Australia has its principal place of business is Level 43 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia. Additional information as to DFA Australia and the directors and officers of DFA Australia is included in DFA Australia’s Form ADV filed with the Commission (File No. 801-48036), which is incorporated herein by reference and sets forth the officers and directors of DFA Australia and information as to any business, profession, vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a) DFA Securities LLC, (“DFAS”) is the principal underwriter for the Registrant. DFAS also serves as principal underwriter for The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund, Dimensional Investment Group Inc. and Dimensional ETF Trust.

(b) The following table sets forth information as to the Distributor’s Officers, Partners and Control

Persons. The address of each officer is 6300 Bee Cave Road, Austin, Texas 78746:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Ryan P. Buechner	Not Applicable	Vice President and Assistant Secretary
David P. Butler	Co-Chief Executive Officer	Co-Chief Executive Officer and Director
Stephen A. Clark	Executive Vice President	Executive Vice President
Bernard J. Grzelak	Vice President, Chief Financial Officer, and Treasurer	Vice President
Jeff J. Jeon	Vice President	Vice President
Joy L. Lopez	Not Applicable	Vice President and Assistant Treasurer
Kenneth M. Manell	Not Applicable	Vice President
Jan Miller	Not Applicable	Vice President, Chief Financial Officer and Treasurer
Catherine L. Newell	Executive Vice President, Secretary and General Counsel	President and General Counsel
Selwyn Notelovitz	Vice President and Chief Compliance Officer	Vice President
Carolyn S. Lee	Vice President and Assistant Secretary	Vice President and Secretary
Randy C. Olson	Vice President	Chief Compliance Officer
Gerard K. O’Reilly	Co-Chief Executive Officer and Co-Chief Investment Officer	Co-Chief Executive Officer, Co-Chief Investment Officer, Chairman and Director
Savina B. Rizova	Vice President and Co-Chief Investment Officer	Co-Chief Investment Officer
James J. Taylor	Not Applicable	Vice President and Assistant Treasurer
Dimensional Fund Advisors LP	Sole Member	Not Applicable

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

The accounts and records of the Registrant are located at the office of the Registrant and at additional locations, as follows:

Name	Address
DFA Investment Dimensions Group Inc.	6300 Bee Cave Road, Building One Austin, TX 78746

State Street Bank and Trust Company	One Congress Street, Suite 1, Boston, MA 02114-2016

Citibank, N.A.	111 Wall Street New York, New York 10005

SS&C GIDS, Inc.	1055 Broadway Boulevard Kansas City, MO 64105

ITEM 34. MANAGEMENT SERVICES.

None.

ITEM 35. UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment Nos. 266/268 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of this 27th day of February, 2026.

DFA INVESTMENT DIMENSIONS GROUP INC.
(Registrant)
By:	/s/ Catherine L. Newell*
Catherine L. Newell, President
(Signature and Title)

Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment Nos. 266/268 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gerard K. O’Reilly*	Co-Chief Executive Officer, Co-Chief Investment Officer, Chairman and Director	February 27, 2026
Gerard K. O’Reilly

/s/ David P. Butler* David P. Butler	Co-Chief Executive Officer and Director	February 27, 2026

/s/ Jan Miller* Jan Miller	Chief Financial Officer (Principal Financial Officer), Treasurer (Principal Accounting Officer) and Vice President	February 27, 2026

/s/ Reena Aggarwal*	Director	February 27, 2026
Reena Aggarwal

/s/ Douglas W. Diamond*	Director	February 27, 2026
Douglas W. Diamond

/s/ Darrell Duffie*	Director	February 27, 2026
Darrell Duffie

/s/ Francis A. Longstaff*	Director	February 27, 2026
Francis A. Longstaff

/s/ Stefan Nagel*	Director	February 27, 2026
Stefan Nagel

/s/ Abbie J. Smith*	Director	February 27, 2026
Abbie J. Smith

/s/ Heather E. Tookes*	Director	February 27, 2026
Heather E. Tookes

/s/ Ingrid M. Werner*	Director	February 27, 2026
Ingrid M. Werner

* By: /s/ Ryan P. Buechner

Ryan P. Buechner

Attorney-in-Fact (Pursuant to a Power-of-Attorney)

THE DFA INVESTMENT TRUST COMPANY consents to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc., which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of this 27th day of February, 2026.

THE DFA INVESTMENT TRUST COMPANY
(Registrant)
By:	/s/ Catherine L. Newell*
Catherine L. Newell, President
(Signature and Title)

The undersigned Trustees and principal officers of THE DFA INVESTMENT TRUST COMPANY consent to the filing of this Post-Effective Amendment Nos. 266/268 to the Registration Statement of DFA Investment Dimensions Group Inc. on the dates indicated.

Signature	Title	Date

/s/ Gerard K. O’Reilly*	Co-Chief Executive Officer, Co-Chief Investment Officer, Chairman and Trustee	February 27, 2026
Gerard K. O’Reilly

/s/ David P. Butler* David P. Butler	Co-Chief Executive Officer and Trustee	February 27, 2026

/s/ Jan Miller* Jan Miller	Chief Financial Officer (Principal Financial Officer), Treasurer (Principal Accounting Officer) and Vice President	February 27, 2026

/s/ Reena Aggarwal*	Trustee	February 27, 2026
Reena Aggarwal

/s/ Douglas W. Diamond*	Trustee	February 27, 2026
Douglas W. Diamond

/s/ Darrell Duffie*	Trustee	February 27, 2026
Darrell Duffie

/s/ Francis A. Longstaff*	Trustee	February 27, 2026
Francis A. Longstaff

/s/ Stefan Nagel*	Trustee	February 27, 2026
Stefan Nagel

/s/ Abbie J. Smith*	Trustee	February 27, 2026
Abbie J. Smith

/s/ Heather E. Tookes*	Trustee	February 27, 2026
Heather E. Tookes

/s/ Ingrid M. Werner*	Trustee	February 27, 2026
Ingrid M. Werner

* By: /s/ Ryan P. Buechner

Ryan P. Buechner

Attorney-in-Fact (Pursuant to a Power-of-Attorney)

DIMENSIONAL EMERGING MARKETS VALUE FUND consents to the filing of this Amendment to the Registration Statement of DFA Investment Dimensions Group Inc., which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of this 27th day of February, 2026.

DIMENSIONAL EMERGING MARKETS VALUE FUND
(Registrant)
By:	/s/ Catherine L. Newell*
Catherine L. Newell, President
(Signature and Title)

The undersigned Trustees and principal officers of DIMENSIONAL EMERGING MARKETS VALUE FUND consent to the filing of this Post-Effective Amendment Nos. 266/268 to the Registration Statement of DFA Investment Dimensions Group Inc. on the dates indicated.

Signature	Title	Date

/s/ Gerard K. O’Reilly*	Co-Chief Executive Officer, Co-Chief Investment Officer, Chairman and Trustee	February 27, 2026
Gerard K. O’Reilly

/s/ David P. Butler* David P. Butler	Co-Chief Executive Officer and Trustee	February 27, 2026

/s/ Jan Miller* Jan Miller	Chief Financial Officer (Principal Financial Officer), Treasurer (Principal Accounting Officer) and Vice President	February 27, 2026

/s/ Reena Aggarwal*	Trustee	February 27, 2026
Reena Aggarwal

/s/ Douglas W. Diamond*	Trustee	February 27, 2026
Douglas W. Diamond

/s/ Darrell Duffie*	Trustee	February 27, 2026
Darrell Duffie

/s/ Francis A. Longstaff*	Trustee	February 27, 2026
Francis A. Longstaff

/s/ Stefan Nagel*	Trustee	February 27, 2026
Stefan Nagel

/s/ Abbie J. Smith*	Trustee	February 27, 2026
Abbie J. Smith

/s/ Heather E. Tookes*	Trustee	February 27, 2026
Heather E. Tookes

/s/ Ingrid M. Werner*	Trustee	February 27, 2026
Ingrid M. Werner

* By: /s/ Ryan P. Buechner

Ryan P. Buechner

Attorney-in-Fact (Pursuant to a Power-of-Attorney)

EXHIBIT LIST
Exhibit No.	Description
EX-28.a.1	Articles of Amendment and Restatement filed on January 7, 2026
EX-28.a.2	Articles Supplementary filed on January 7, 2026
EX-28.a.3	Articles of Amendment filed on January 28, 2026
EX-28.h.5.d	Amended and Restated Fee Waiver and Expense Assumption Agreement
EX-28.h.5.h	Amended and Restated Fee Waiver and Expense Assumption Agreement
EX-28.j.1	Consent of Independent Registered Public Accounting Firm